UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.

(Exact name of registrant as specified in charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS
Our benchmark is the investor.℠

Domestic Equity Funds

Annual Report
October 31, 2015

[1] Prior to 3/31/2015, the Fund's name was the Hartford Disciplined Equity Fund.
[2] Prior to 7/10/2015, the Fund's name was the Hartford Small/Mid Cap Equity Fund.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

During the year ended October 31, 2015, the period of this report, the stock market suffered its first correction (a decline of at least 10%) since 2011. Although volatility returned at summer’s end, stocks recovered from the decline and the S&P 500 Index1 managed to climb back into positive territory, gaining 2.70% through the end of October.

The correction in domestic markets came as a response to uncertainty abroad. Since China is the second-largest economy in the world, late-summer worries of a slowdown in its economy had far-reaching impacts. The full impact of that slowing growth remains to be seen. Markets stabilized within a few weeks and stocks continued their upward climb, continuing the now six-year-old bull market that began in 2009.

From a broader perspective, a strong dollar, low oil prices, and central-bank policies influenced market movements throughout the period this report covers. Investors have been keeping a watchful eye on the U.S. Federal Reserve (the Fed) and international central banks, which continue to influence markets through quantitative-easing programs designed to support growth.

While the Fed ended its own quantitative-easing program in late 2014, its next influential move is to try to normalize interest rates, which have held near zero since 2008. At the time of this writing, that process is expected to begin in December 2015. Stocks have reacted to rumors of interest-rate hikes in the past, and are likely to do so again. However, that policy change will be particularly impactful for fixed-income investors, as bonds tend to be more sensitive to rate changes than equities.

As we enter 2016, we encourage you to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. As the volatility during the summer of 2015 proved, markets are unpredictable and it’s important to proactively build a portfolio that takes into account your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of more than 45 mutual funds as you work toward those goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Domestic Equity Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Capital Appreciation Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Capital Appreciation A1	4.20%	11.23%	7.19%
Capital Appreciation A2	-1.53%	9.98%	6.59%
Capital Appreciation B1	3.30%	10.29%	6.49%	[3]
Capital Appreciation B2	-0.33%	10.02%	6.49%	[3]
Capital Appreciation C1	3.47%	10.44%	6.43%
Capital Appreciation C2	2.74%	10.44%	6.43%
Capital Appreciation I1	4.53%	11.57%	7.49%
Capital Appreciation R3[1]	3.87%	10.92%	6.97%
Capital Appreciation R4[1]	4.18%	11.26%	7.27%
Capital Appreciation R5[1]	4.49%	11.59%	7.55%
Capital Appreciation R6[1,4]	4.55%	11.69%	7.64%
Capital Appreciation Y1	4.60%	11.70%	7.65%
Russell 3000 Index	4.49%	14.14%	7.94%
S&P 500 Index	5.20%	14.33%	7.85%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.
[4]	Inception: 11/07/2014.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Captial Appreciation Class A	1.10%	1.10%
Captial Appreciation Class B	1.95%	1.95%
Captial Appreciation Class C	1.81%	1.81%
Captial Appreciation Class I	0.76%	0.76%
Captial Appreciation Class R3	1.40%	1.40%
Captial Appreciation Class R4	1.10%	1.10%
Captial Appreciation Class R5	0.80%	0.80%
Captial Appreciation Class R6	0.70%	0.70%
Captial Appreciation Class Y	0.70%	0.70%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Saul J. Pannell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Frank D. Catrickes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Kent M. Stahl, CFA

Senior Managing Director and Director, Investment Strategy and Risk

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director, Investment Strategy and Risk

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Capital Appreciation Fund returned 4.20%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s benchmarks, the Russell 3000 Index and the S&P 500 Index, which returned 4.49% and 5.20%, respectively, for the same period. The Fund outperformed the 2.09% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose during the twelve-month period. U.S. stocks finished 2014 with strong gains, retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings data, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A transactions involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety during the second half of the period, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some

3

The Hartford Capital Appreciation Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” U.S. equities ended the period with their best monthly return in four years during the month of October on the heels of strong corporate earnings and continued accommodative monetary policy across the globe. During the period, returns varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

Six of ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Consumer Discretionary (+16%), Information Technology (+11%), and Consumer Staples (+9%) sectors, while the Energy (-22%), Materials (-6%) and Telecommunication Services (-2%) sectors lagged on a relative basis.

The Fund underperformed the Russell 3000 Index primarily due to weak stock selection within the Energy, Industrials, and Materials sectors. Stock selection within the Consumer Staples and Consumer Discretionary sectors contributed to relative returns during the period. Sector allocation, a result of bottom-up stock selection, contributed to results relative to the Russell 3000 Index driven by our underweight to Energy and overweights to the Consumer Discretionary and Information Technology sectors.

Top detractors from performance relative to the Russell 3000 Index included Micron Technology (Information Technology), Mylan (Healthcare), and Pioneer Natural Resources (Energy). Shares of Micron Technology, a U.S.-based semiconductor manufacturer, fell as investors worried about the demand outlook for the DRAM (dynamic random-access memory) market. Shares of Mylan, a U.S.-based global pharmaceutical company, fell on news that Mylan’s competitor TEVA withdrew from its pursuit for the company. U.S.-based independent oil and gas exploration company Pioneer Natural Resources’ shares underperformed amid falling oil prices, as lower crude prices have caused a major retrenchment in oil company exploration and production spending. Halliburton (Energy), a U.S.-based global oilfield product and services company, detracted from performance on an absolute basis over the period.

Activision Blizzard (Information Technology), Uber Technologies (Information Technology), and Bristol-Myers (Healthcare), contributed to returns relative to the Russell 3000 Index over the period. The share price of Activision Blizzard, a U.S.-based electronic entertainment company, increased after successive quarterly earnings releases that beat market expectations. The company also recently announced plans to acquire King Digital Entertainment as it seeks to increase its mobile gaming offerings. The fair valuation of Uber Technologies, a U.S.-based ride-sharing service, increased as the company has been expanding and growing at a rapid pace, penetrating new markets and increasing market share on a global scale. Additionally, Baidu, a Chinese internet-search company, announced that it intends to invest $600 million in Uber, and connect its mapping and search features with Uber in China. Shares of Bristol-Myers, a major U.S.-based pharmaceutical company, contributed to relative returns over the period due to strong earnings driven by success in its immune-oncology assets, in particular Opdivo. Amazon.com (Information Technology) was a top contributor to absolute returns over the period.

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The period witnessed a dramatic increase in volatility as concerns about China weighed on the outlook for global growth. In addition, we believe that earnings growth looks more challenged and, following a long market expansion and relatively extended valuations, market sentiment has appeared to turn negative. We believe that while volatility may persist for a period of time, fundamentals in most developed markets look robust. We believe that a “muddle through” scenario in which China slows in a managed fashion will allow a return to a more “risk-on” approach as we move through the fourth quarter of 2015 and beyond.

At the end of the period, our largest overweights were to the Consumer Discretionary, Healthcare, and Information Technology sectors, while our largest underweights were to the Consumer Staples and Energy sectors, relative to the Russell 3000 Index.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.4%
Consumer Staples	5.3
Energy	3.7
Financials	17.7
Health Care	17.2
Industrials	10.6
Information Technology	22.2
Materials	3.1
Telecommunication Services	0.4
Utilities	1.1

Total	97.7%

Short-Term Investments	1.9
Other Assets & Liabilities	0.4

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

4

Hartford Core Equity Fund* inception 04/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Core Equity A1	10.75%	15.81%	8.09%
Core Equity A2	4.66%	14.51%	7.48%
Core Equity B1	9.92%	14.92%	7.51%	[3]
Core Equity B2	4.92%	14.69%	7.51%	[3]
Core Equity C1	9.95%	14.98%	7.31%
Core Equity C2	8.95%	14.98%	7.31%
Core Equity I1,4	10.94%	15.85%	8.11%
Core Equity R3[1]	10.46%	15.58%	7.96%
Core Equity R4[1]	10.82%	15.96%	8.23%
Core Equity R5[1]	11.10%	16.28%	8.53%
Core Equity R6[1,4]	11.15%	16.32%	8.60%
Core Equity Y1	11.15%	16.32%	8.60%
S&P 500 Index	5.20%	14.33%	7.85%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.
[4]	Inception: 03/31/2015.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class I shares commenced operations on 3/31/15. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 3/31/15 and performance prior to that date is that of the Fund’s Class Y shares.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

*	Effective March 31, 2015, The Hardford Disciplined Equity Fund changed its name to Hardford Core Equity Fund.

5

Hartford Core Equity Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Core Equity Class A	0.79%	1.07%
Core Equity Class B	1.54%	2.19%
Core Equity Class C	1.54%	1.76%
Core Equity Class I	0.54%	0.76%
Core Equity Class R3	1.09%	1.40%
Core Equity Class R4	0.79%	1.04%
Core Equity Class R5	0.49%	0.74%
Core Equity Class R6	0.45%	0.61%
Core Equity Class Y	0.49%	0.61%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Core Equity Fund returned 10.75%, before sales charge, for the twelve-month period ended October 31, 2015, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 5.20% for the same period. The Fund outperformed the 3.52% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose during the twelve-month period. U.S. stocks finished 2014 with strong gains, retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings data, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A transactions involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety during the second half of the period, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” U.S. equities ended the period with their best monthly return in four years during the month of October on the heels of strong corporate earnings and continued accommodative monetary policy across the globe.

Six out of ten sectors in the S&P 500 Index rose during the period, with Consumer Discretionary (+21%), Information Technology (+11%), and Consumer Staples (+9%) performing the best. Energy (-19%), Materials (-5%), and Telecommunication Services (-2%) lagged on a relative basis during the period. During the period, returns varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

Overall, outperformance versus the S&P 500 Index was driven by strong security selection, primarily within the Consumer Staples, Information Technology, and Industrials sectors. This more than offset weak stock selection within the Consumer Discretionary sector. Sector allocation, a result of the bottom up stock selection process, also contributed to outperformance relative to the S&P 500 Index during the period, in part due to our underweight to Energy and

6

Hartford Core Equity Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Telecommunication Services and overweight to Healthcare. This was partially offset by our overweight to Utilities.

The top contributors to performance relative to the S&P 500 Index were Autozone (Consumer Discretionary), Coty (Consumer Staples), and Omnicare (Healthcare). Shares of AutoZone, a U.S.-based retailer of aftermarket auto parts, moved higher amid solid quarterly earnings and the announcement of an additional $750 million stock buyback authorization. Shares of Coty, a U.S.-based manufacturer and distributor of beauty products, rose after the company announced the acquisition of the beauty assets of Procter & Gamble (Consumer Staples). Shares of Omnicare, a Healthcare services company offering long term and specialty care services, rose after CVS Health (Consumer Staples) announced that it would acquire the company. In addition, our position in Mondelez (Consumer Staples) was a top contributor to absolute performance.

The top detractors from performance relative to the S&P 500 Index were Amazon.com (Consumer Discretionary), Biogen (Healthcare), and Facebook (Information Technology). Shares of Amazon.com, a U.S.-based leader in the online e-commerce industry, outperformed after the company posted better than expected quarterly earnings. Not owning this S&P 500 Index component stock weighed on relative performance during the period. Shares of Biogen, a U.S.-based biotechnology company, fell due to concerns about the industry’s high prescription drug prices and disappointing earnings. Shares of Facebook, a U.S. based global social networking service and website, rose during the period due to increased expectations around video ads and Instagram monetization. Not owning this benchmark-component stock weighed on relative performance during the period. Top absolute detractors also included Chevron (Energy) and Anadarko (Energy).

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economy is still in a period of moderate economic growth, led by a steady expansion of consumption, housing, and technology spending. Because the Fed did not hike rates in September, there appears to be some concerns about weak global growth impacting the U.S. While uncertainty outside of the U.S. has increased, our base case is that the U.S. economy will continue on its moderate growth path. We think the U.S. employment situation is fairly healthy, which should continue to support housing and consumption. In terms of the Fed, our base case is that the central bank raises rates at its December meeting, followed by moderate additional hikes in 2016.

Globally, among large emerging economies, growth in China appears weak and Brazil is also struggling. Several emerging market economies are facing conditions that may make future growth difficult as they contend with lower revenues from the sharp drop in the commodities complex and the increased burden of dollar denominated debt they hold due to the strength of the U.S. dollar. Many investors now fear that the U.S. economy is vulnerable due to this weak global economic backdrop, and the Fed’s recent commentary appeared to fuel this anxiety. Things have gotten a little more uncertain in terms of the global economy and the market seems a bit more unsettled. However, we remain cautiously optimistic that the U.S. economy can withstand any potential contagion.

Overall, we continue to find what we consider to be attractively valued stocks with the characteristics we seek. While the global economic landscape has weakened, we are cautiously optimistic about the outlook for the U.S. economy and for equity markets, and we continue to monitor policy decisions and economic trends which may impact our holdings. At the end of the period, our largest overweight positions relative to the S&P 500 Index were to Consumer Staples and Utilities, while our largest underweights were in Energy and Telecommunication Services.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.8%
Consumer Staples	14.0
Energy	2.5
Financials	13.3
Health Care	13.8
Industrials	7.9
Information Technology	20.0
Materials	3.4
Utilities	4.0

Total	91.7%

Short-Term Investments	3.9
Other Assets & Liabilities	4.4

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

7

The Hartford Dividend and Growth Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Year
Dividend and Growth A1	2.46%	12.29%	7.82%
Dividend and Growth A2	-3.18%	11.03%	7.21%
Dividend and Growth B1	1.54%	11.29%	7.08%	[3]
Dividend and Growth B2	-3.07%	11.03%	7.08%	[3]
Dividend and Growth C1	1.70%	11.47%	7.02%
Dividend and Growth C2	0.77%	11.47%	7.02%
Dividend and Growth I1	2.67%	12.57%	8.09%
Dividend and Growth R3[1]	2.12%	11.96%	7.57%
Dividend and Growth R4[1]	2.42%	12.30%	7.89%
Dividend and Growth R5[1]	2.73%	12.64%	8.17%
Dividend and Growth R6[1,4]	2.79%	12.74%	8.26%
Dividend and Growth Y1	2.83%	12.75%	8.27%
S&P 500 Index	5.20%	14.33%	7.85%
Russell 1000 Value Index	0.53%	13.26%	6.75%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.
[4]	Inception: 11/07/2014.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

8

The Hartford Dividend and Growth Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Dividend and Growth Class A	1.02%	1.02%
Dividend and Growth Class B	1.94%	1.96%
Dividend and Growth Class C	1.77%	1.77%
Dividend and Growth Class I	0.81%	0.81%
Dividend and Growth Class R3	1.35%	1.35%
Dividend and Growth Class R4	1.04%	1.04%
Dividend and Growth Class R5	0.74%	0.74%
Dividend and Growth Class R6	0.64%	0.64%
Dividend and Growth Class Y	0.64%	0.64%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Edward P. Bousa, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Dividend and Growth Fund returned 2.46%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 5.20% for the same period. The Fund outperformed the Russell 1000 Value Index, the Fund’s other benchmark, which returned 0.53% for the same period. The Fund outperformed the 0.20% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose during the twelve-month period. U.S. stocks finished 2014 with strong gains, retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings data, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition activity (M&A), a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A transactions involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety during the second half of the period, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction since (a declined at least 10%) October 2011. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” U.S. equities ended the period with their best monthly return in four years during the month of October on the heels of strong corporate earnings and continued accommodative monetary policy across the globe.

9

The Hartford Dividend and Growth Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Six out of ten sectors in the S&P 500 Index rose during the period, with Consumer Discretionary (+21%), Information Technology (+11%), and Consumer Staples (+9%) performing the best. Energy (-19%), Materials (-5%), and Telecommunication Services (-2%) lagged on a relative basis during the period. During the period, returns varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

Overall sector allocation, a result of the bottom up stock selection process, detracted from performance relative to the S&P 500 Index during the period, in part due to our underweights to Consumer Discretionary and Information Technology and overweight to Energy. This was partially offset by our underweight to the Materials sector. Security selection also detracted during the period, primarily due to negative selection within Consumer Discretionary, Energy, and Utilities. This was partially offset by positive stock selection within the Information Technology and Industrials sectors.

The Fund’s top detractors from performance relative to the S&P 500 Index included Amazon.com (Information Technology), Chevron (Energy), and Marathon Oil (Energy). Shares of Amazon.com, a U.S.-based leader in the online e-commerce industry, outperformed after the company posted better than expected quarterly earnings. Not owning this S&P 500 Index -component stock weighed on relative performance during the period. Shares of Chevron, a U.S.-based integrated oil and gas company, underperformed due to declining oil prices. Shares of Marathon Oil, an oil and natural gas exploration and production company, fell after the company reported a second-quarter net loss of $155 million, as cost reductions were not enough to offset the drop in the price of oil. Top absolute detractors also included NRG Energy (Energy).

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were Accenture (Information Technology), Eli Lilly & Co (Healthcare), and Equifax (Industrials). Shares of Accenture, a global provider of management consulting, technology, and outsourcing services, rose due to better than expected earnings and strong growth in both the digital and core businesses. Shares of Eli Lilly & Co, a U.S.-based global pharmaceutical company, rose due to management’s greater focus on new product launches and pipeline advancements.

Shares of Equifax, a U.S.-based provider of information solutions and human resources business process outsourcing services, outperformed during the period due to acceleration in growth of all its business segments, favorable mortgage market conditions, and the smooth integration of recent acquisitions. Top absolute performers also included Microsoft (Information Technology) and Google (Information Technology).

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to search for investment ideas that fit with our process and philosophy. We remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, stocks in industries with improving supply/demand trends, and solid companies that are temporarily out of favor. At the end of the period, our largest overweights were to the Financials, Industrials and Energy sectors, while our largest underweights were to the Consumer Discretionary and Information Technology sectors, relative to the S&P 500 Index.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.4%
Consumer Staples	7.7
Energy	9.0
Financials	21.8
Health Care	15.9
Industrials	12.4
Information Technology	14.7
Materials	1.7
Telecommunication Services	2.6
Utilities	4.0

Total	96.2%

Short-Term Investments	3.6
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

10

The Hartford Equity Income Fund inception 08/28/2003

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Equity Income A1	2.95%	13.09%	8.17%
Equity Income A2	-2.71%	11.81%	7.56%
Equity Income B1	2.82%	12.52%	7.48%	[3]
Equity Income B2	-2.09%	12.27%	7.48%	[3]
Equity Income C1	2.18%	12.26%	7.38%
Equity Income C2	1.20%	12.26%	7.38%
Equity Income I1	3.18%	13.40%	8.44%
Equity Income R3[1]	2.61%	12.71%	7.91%
Equity Income R4[1]	2.92%	13.05%	8.20%
Equity Income R5[1]	3.22%	13.40%	8.50%
Equity Income R6[1,4]	3.27%	13.52%	8.60%
Equity Income Y1	3.26%	13.52%	8.60%
Russell 1000 Value Index	0.53%	13.26%	6.75%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.
[4]	Inception: 11/07/2014.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

The Hartford Equity Income Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Equity Income Class A	1.03%	1.03%
Equity Income Class B	1.91%	1.91%
Equity Income Class C	1.76%	1.76%
Equity Income Class I	0.76%	0.76%
Equity Income Class R3	1.37%	1.37%
Equity Income Class R4	1.06%	1.06%
Equity Income Class R5	0.76%	0.76%
Equity Income Class R6	0.66%	0.66%
Equity Income Class Y	0.66%	0.66%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Equity Income Fund returned 2.95%, before sales charge, for the twelve-month period ended October 31, 2015, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 0.53% for the same period. The Fund also outperformed the 0.20% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose during the twelve-month period. U.S. stocks finished 2014 with strong gains, retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings data, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A transactions involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety during the second half of the period, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” U.S. equities ended the period with their best monthly return in four years during the month of October on the heels of strong corporate earnings and continued accommodative monetary policy across the globe.

12

The Hartford Equity Income Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

During the period six out of ten sectors within the Russell 1000 Value Index posted positive absolute returns, with Healthcare (+11%), Consumer Discretionary (+9%), and Financials (+4%) performing the best. Energy (-20%), Materials (-9%), and Utilities (-1%) lagged the index on a relative basis during the period. During the period, returns varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

Overall, outperformance versus the Russell 1000 Value Index was driven by strong security selection, primarily within the Information Technology and Consumer Staples sectors. This more than offset negative stock selection within Healthcare and Industrials. Sector allocation, driven by our bottom-up stock selection process, also contributed to relative returns during the period, primarily due to an underweight to Energy. This was partially offset by our underweight to Financials.

Top contributors to returns relative to the Russell 1000 Value Index included Kraft Foods (Consumer Staples), Home Depot (Consumer Discretionary), and Analog Devices (Information Technology). Shares of Kraft Foods, a U.S.-based food manufacturer and processor, rose on the back of news that Heinz is to take over the U.S. food manufacturer in a deal which will create one of North America’s biggest food companies and bring together some of the biggest household brands in the U.S., ranging from Heinz ketchup to Jell-O desserts. Shares of Analog Devices, a semiconductor company focused on industrial, communications, and automotive end-markets, rose based on strong earnings reports and recent discussion regarding a potential tie up between Maxim and Analog Devices. Shares of Home Depot, a U.S.-based home improvement retailer, rose due to release of earnings results and higher earnings guidance which exceeded investor expectations. Top absolute performance contributors for the period also included Microsoft (Information Technology).

Top detractors from relative performance during the period included Eaton Corp (Industrials), Marathon Oil (Energy), and UnitedHealth (Healthcare). Shares of Eaton Corp, a global diversified electrical equipment manufacturer, fell due to weaker-than-expected earnings results and outlook due to softness in the global industrial capital expenditures cycle. Shares of Marathon Oil, a U.S. exploration and production company moved lower during the period in conjunction with a protracted decline in oil prices, causing weaker than expected quarterly revenues. Shares of UnitedHealth, a U.S.-based health insurance company, rose based on strong earnings growth and positive fundamentals and outlook for 2016 earnings. Integration of the Catamaran pharmacy benefit management business has been accretive to the company’s Optum Rx business. Not owning this benchmark-constituent weighed on relative performance during the period. Top detractors from absolute performance also included Chevron (Energy).

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Looking ahead, we are conscious that volatility is likely to remain elevated due to concerns about global growth. The market is focused on growth in China, where the government is applying a variety of stimulus measures to counteract the economic slowdown. Weakness has become apparent in Emerging Markets as well, and we have also seen effects of that weakness on export data from Germany. This may portend challenges for Europe more broadly. Geopolitical risk has also increased with uncertainty in the Middle East. Despite conditions that may make future growth difficult, our base case is for modest growth in the United States with improvement as we work through excess inventories in the Energy and Industrials sectors. Our view is that the energy markets are ultimately self-correcting which should take hold within the next 12-18 months and afford the Energy sector a reprieve.

In the meantime, U.S. consumer trends remain solid, and have the potential to buoy economic activity in other parts of the economy. At the end of the period, our largest overweights were to the Industrials, Utilities, and Healthcare sectors, while our largest underweights were to the Financials and Energy sectors, relative to the Russell 1000 Value Index.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	5.5%
Consumer Staples	7.4
Energy	11.2
Financials	24.3
Health Care	12.4
Industrials	12.8
Information Technology	11.7
Materials	2.2
Telecommunication Services	3.2
Utilities	8.2

Total	98.9%

Short-Term Investments	1.3
Other Assets & Liabilities	(0.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

13

The Hartford Growth Opportunities Fund inception 03/31/1963

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Growth Opportunities A1	12.72%	15.66%	9.28%
Growth Opportunities A2	6.52%	14.36%	8.66%
Growth Opportunities B1	11.72%	14.71%	8.61%	[3]
Growth Opportunities B2	7.40%	14.48%	8.61%	[3]
Growth Opportunities C1	11.95%	14.84%	8.50%
Growth Opportunities C2	11.09%	14.84%	8.50%
Growth Opportunities I1	12.99%	15.95%	9.60%
Growth Opportunities R3[1]	12.39%	15.35%	9.08%
Growth Opportunities R4[1]	12.70%	15.69%	9.40%
Growth Opportunities R5[1]	13.02%	16.03%	9.67%
Growth Opportunities R6[1,4]	13.10%	16.13%	9.77%
Growth Opportunities Y1	13.16%	16.14%	9.77%
Russell 3000 Growth Index	8.72%	15.16%	9.06%
Russell 1000 Growth Index	9.18%	15.30%	9.09%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.
[4]	Inception: 11/07/2014.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

14

The Hartford Growth Opportunities Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Growth Opportunities Class A	1.15%	1.15%
Growth Opportunities Class B	2.05%	2.07%
Growth Opportunities Class C	1.88%	1.88%
Growth Opportunities Class I	0.91%	0.91%
Growth Opportunities Class R3	1.45%	1.46%
Growth Opportunities Class R4	1.15%	1.15%
Growth Opportunities Class R5	0.85%	0.85%
Growth Opportunities Class R6	0.75%	0.75%
Growth Opportunities Class Y	0.75%	0.75%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Opportunities Fund returned 12.72%, before sales charge, for the twelve-month period ended October 31, 2015, outperforming the Fund’s benchmarks, the Russell 1000 Growth Index and the Russell 3000 Growth Index, which returned 9.18% and 8.72%, respectively, for the same period. The Fund also outperformed the 5.48% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose during the twelve-month period. U.S. stocks finished 2014 with strong gains, retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings data, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition

(M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A transactions involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety during the second half of the period, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” U.S. equities ended the period with their best monthly return in four years during the month of October on the heels of strong corporate earnings and continued accommodative monetary policy across the globe.

15

The Hartford Growth Opportunities Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Six of the ten sectors in the Russell 3000 Growth Index rose during the period. Consumer Discretionary (+19%), Information Technology (+14%), and Consumer Staples (+14%) gained the most while Energy (-32%), Utilities (-8%), and Materials (-2%) declined over the period. During the period, returns varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

Strong security selection within Information Technology, Consumer Discretionary, and Healthcare was the primary driver of outperformance relative to the Russell 3000 Growth Index during the period, more than offsetting weak selection within Materials and Consumer Staples. Sector allocation, a result of our bottom-up stock selection process, also contributed to benchmark-relative performance due primarily to an underweight to Materials and Energy and an overweight to Information Technology. This was only partially offset by an underweight to Consumer Staples.

Top contributors to relative and absolute performance during the period included Amazon (Consumer Discretionary), Uber Technologies (Information Technology), and Netflix (Consumer Discretionary). Shares of Amazon, a U.S.-based leader in the online e-commerce industry, rose on healthy results from the U.S. retail side of the business. In addition, results have been driven by stronger than expected growth in Amazon Web Service (“AWS”). AWS is an early leader in the relatively small but fast growing segment of the cloud-computing services sector. The valuation of private placement Uber Technologies rose as the company has been expanding and growing at a rapid pace, penetrating new markets and increasing market share on a global scale. We initiated a position in Uber in 2014 and since that time the company has successfully completed additional rounds of financing at substantially increased valuations. With regard to the private placement nature of Uber, we attempt to mitigate the inherent risks in investing in these types of securities by investing only in companies that we expect will execute an IPO or liquidity event over a 1-3 year time horizon. Shares of Netflix, a U.S.-based provider of subscription service for television shows and movies via mail and digital streaming, rose due to improved marketing and content costs from global original content licensing, expectations for long-term subscriber growth, and earnings potential.

Top relative and absolute detractors from performance during the period included Platform Specialty (Materials), GoPro (Consumer Discretionary), and Baidu (Information Technology). Shares of Platform Specialty, a producer of specialty chemicals used by the electronics, agriculture, and offshore oil production and drilling industries, suffered as a result of global economic uncertainty and the potential impact it may have on the cyclical chemical industry. Shares of GoPro, a firm that produces action cameras, declined after the launch of its new improved HERO4 session camera did not perform as well as expected. The disappointing sales resulted in a reduction in earnings estimates going forward. Shares of China-based internet search provider Baidu underperformed as the company reported 2014 fourth quarter earnings and 2015 first and second quarter earnings that were lower than consensus estimates. Lower earnings were driven by higher than expected selling, general, and administrative expenses, and revenue guidance was below expectations. The stock’s price was also affected by an overall sell-off in Chinese stocks following the devaluation of the Chinese renminbi and concerns about the overall growth rate of the Chinese economy.

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The market volatility in the third quarter of 2015 provided us the opportunity to add some higher quality companies at attractive prices within industries displaying positive growth trends in our opinion. We believe equity markets will ultimately reward quality growth-oriented companies that are attractively valued and provide the potential for future growth for the portfolio. We strongly believe that the portfolio is well-positioned for future growth, but will continue to make new investments when given the opportunity. When the market environment becomes more challenging or when rates begin to rise, these investment opportunities may be found in non-traditional growth sectors.

At the end of the period, the Fund’s largest sector overweights were to Healthcare, Financials, and Information Technology, while our largest underweights were to Consumer Staples, Industrials, and Materials.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	17.8%
Consumer Staples	6.1
Energy	1.4
Financials	9.5
Health Care	22.0
Industrials	8.3
Information Technology	30.3
Materials	1.3

Total	96.7%

Short-Term Investments	3.6
Other Assets & Liabilities	(0.3)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

16

The Hartford Healthcare Fund inception 05/01/2000

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Healthcare A1	13.19%	22.19%	12.15%
Healthcare A2	6.96%	20.81%	11.52%
Healthcare B1	12.23%	21.16%	11.45%	[3]
Healthcare B2	7.23%	20.98%	11.45%	[3]
Healthcare C1	12.40%	21.33%	11.35%
Healthcare C2	11.40%	21.33%	11.35%
Healthcare I1	13.51%	22.57%	12.48%
Healthcare R3[1]	12.85%	21.89%	11.95%
Healthcare R4[1]	13.19%	22.26%	12.29%
Healthcare R5[1]	13.52%	22.63%	12.59%
Healthcare Y1	13.64%	22.74%	12.67%
S&P North American Health Care Sector Index	7.54%	21.04%	11.63%
S&P 500 Index	5.20%	14.33%	7.85%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the NYSE MKT LLC, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

17

The Hartford Healthcare Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Healthcare Class A	1.33%	1.33%
Healthcare Class B	2.20%	2.20%
Healthcare Class C	2.06%	2.06%
Healthcare Class I	1.05%	1.05%
Healthcare Class R3	1.64%	1.64%
Healthcare Class R4	1.34%	1.34%
Healthcare Class R5	1.05%	1.05%
Healthcare Class Y	0.94%	0.94%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Kirk J. Mayer, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Healthcare Fund returned 13.19%, before sales charge, for the twelve-month period ended October 31, 2015, outperforming the Fund’s benchmark, the S&P North American Health Care Sector Index, which returned 7.54% for the same period. The Fund also outperformed the S&P 500 Index, which returned 5.20% for the same period. The Fund outperformed the 10.43% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Health care stocks (+8%) outperformed both the broader U.S. market (+5%) and the global equity market (+2%) during the period, as measured by the S&P North American Health Care Sector, S&P 500, and the MSCI World Indices respectively. However, the S&P North American Health Care Sector Index fell 11.5% in U.S. dollar terms during the third quarter, underperforming the broader U.S. market (-6.4% as measured by the S&P 500 Index). We believe Presidential candidate Hilary Clinton’s comments on controlling drug pricing and the push for lower prescription drug costs caused extreme weakness across the industry. The biotech sector was hit the hardest in the third quarter, knocking out much of the gains achieved year to date.

Within the S&P North American Healthcare Sector Index, four of the five sub-sectors posted positive absolute returns during the period. Health care services (+12%) and medical technology (+9%) led while biopharma large-cap (+5%) biopharma mid-cap (+4%), and biopharma small-cap (-11%) lagged the broader health care index.

The Fund outperformed the S&P North American Health Care Sector Index due to positive stock selection while sector allocation modestly detracted from relative performance during the period. Security selection was strongest in biopharma names across large-cap, mid-cap, and small-cap during the period. Selection was positive in health care services as well, while selection in the medical technology sector detracted during the period. Overweight allocations to health services and medical technology as well as an underweight to large-cap biopharma contributed to relative performance over the period. However, overweight allocations to small-cap biopharma and mid-cap biopharma detracted from results relative to the S&P North American Health Care Sector Index. A modest cash position in an upward trending market environment detracted from relative results during the period.

18

The Hartford Healthcare Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Holdings of Anacor Pharmaceuticals (biopharma mid-cap), Galapagos (biopharma small-cap), and Shionogi & Company (biopharma large-cap) contributed most to results relative to the S&P North American Health Care Sector Index. Anacor Pharmaceuticals, a company focused on small molecule therapeutics, was the top absolute and benchmark-relative contributor to performance during the period. Shares of the company benefited from positive sales momentum built by the company’s marketing partner, Novartis, for Anacor’s toenail-fungus-fighting drug Kerydin. Shares of Galapagos NV, a Belgium-based biotechnology company, outperformed over the period based on positive top-line data from a phase 1 study of a drug for the treatment of cystic fibrosis. Shares of Shionogi, a Japan-based pharmaceutical company, rose during the period, driven by continued expansion of its HIV treatments.

Pfizer (biopharma large-cap), Regulus Therapeutics (biopharma small-cap), and Arena Pharmaceutical (biopharma small-cap) were the top detractors from benchmark-relative performance over the period. Not holding shares of global biopharmaceutical company Pfizer detracted from returns relative to the S&P North American Health Care Sector Index during the period as the benchmark component has performed well and we did not hold a position in the portfolio during the period. Performance of U.S.-based Regulus, a biopharmaceutical company focused on discovering and developing microRNAs to treat a range of diseases, was weak during the period as a result of management turnover, but we view the data from their Hepatitis C drug candidate to be encouraging. Arena Pharmaceuticals has also been a detractor over the time period as prescriptions for their obesity drug, Belviq, have come in below expectations.

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Looking forward, we expect continued volatility heading into the presidential election season. We suspect that the correction in health care stocks is not over, but we are optimistic that the worst is behind us and that the re-rating has created some attractive buying opportunities. While we believe that headline headwinds will continue, we do not see a path by which the government could institute universal price controls, especially in the near to mid-term. We firmly believe that truly innovative drugs will continue to be warmly embraced by the marketplace and will continue to command high prices.

For this period of market turmoil, our strategy is unchanged: namely, to identify what we consider to be innovative companies that offer meaningful value to the healthcare system. In the biopharma space, our current preference, on the margin, is for mature companies with strong revenue growth, ample cash, and innovative and exciting pipelines. In healthcare products and services, we seek companies that will benefit from and/or facilitate the transition from a fee-for-service-based to a fee-for-value-based healthcare system.

We still remain optimistic about the health care sector overall. We believe that biomedical innovation is as robust as it has ever been and should fuel a decade or more of strong earnings growth for the most successful biopharmaceutical companies. Evolving structures of healthcare markets globally should create clear performance separation between the best and the worst health care services companies. We believe that our approach of evaluating secular themes across a long time horizon will enable us to capitalize on these trends. As is our practice, we will aim to trim stocks on strength and to add on weakness in order to seek to generate favorable returns and to minimize risk.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Staples	2.2%
Health Care	94.1
Information Technology	0.3

Total	96.6%

Short-Term Investments	3.1
Other Assets & Liabilities	0.3

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

19

The Hartford MidCap Fund inception 12/31/1997

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
MidCap A1	7.28%	14.12%	9.59%
MidCap A2	1.38%	12.83%	8.98%
MidCap B1	6.28%	13.12%	8.89%	[3]
MidCap B2	1.63%	12.87%	8.89%	[3]
MidCap C1	6.46%	13.31%	8.84%
MidCap C2	5.52%	13.31%	8.84%
MidCap I1	7.52%	14.41%	9.80%
MidCap R3[1]	6.91%	13.79%	9.58%
MidCap R4[1]	7.26%	14.14%	9.79%
MidCap R5[1]	7.59%	14.48%	10.01%
MidCap R6[1,4]	7.69%	14.61%	10.08%
MidCap Y1	7.66%	14.60%	10.08%
S&P MidCap 400 Index	3.42%	13.41%	9.09%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.
[4]	Inception: 11/07/2014.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/27/09. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

20

The Hartford MidCap Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Class A	1.15%	1.15%
MidCap Class B	2.05%	2.05%
MidCap Class C	1.88%	1.88%
MidCap Class I	0.90%	0.90%
MidCap Class R3	1.47%	1.47%
MidCap Class R4	1.16%	1.16%
MidCap Class R5	0.86%	0.86%
MidCap Class R6	0.76%	0.76%
MidCap Class Y	0.76%	0.76%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Fund returned 7.28%, before sales charge, for the twelve-month period ended October 31, 2015, outperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 3.42% for the same period. The Fund also outperformed the 2.43% average return of the Lipper Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose during the twelve-month period. U.S. stocks finished 2014 with strong gains, retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings data, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition activity (M&A), a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A transactions involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety during the second half of the period, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” U.S. equities ended the period with their best monthly return in four years during the month of October on the heels of strong corporate earnings and continued accommodative monetary policy across the globe. During the period, returns varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks. Within the S&P MidCap 400 Index, six of the ten sectors posted positive returns. The Healthcare (+15%), Information Technology (+12%), and Consumer Staples, (+9%) sectors performed best while Energy (-33%) and Materials (-8%) lagged.

The Fund outperformed the S&P MidCap 400 Index during the period primarily as a result of strong security selection. Stock selection was strongest in the Industrials, Financials, and Healthcare sectors, which more than offset negative stock selection in Information Technology.

21

The Hartford MidCap Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Sector allocation, a result of our bottom up stock selection process, also contributed during the period due primarily to an overweight to the Healthcare sector and underweight to the Materials sectors. Our overweight to Energy and underweight to Financials detracted on a relative basis.

Top contributors to performance relative to the S&P MidCap 400 Index included Vantiv (Information Technology), Equifax (Industrials), and Genpact (Information Technology). Shares of Vantiv, a provider of electronic payments processing services to merchants and financial institutions, outperformed as the company reported strong results based on improved consumer spending and synergies from a recent acquisition. Shares of Equifax, a U.S.-based credit rating agency, outperformed during the period due to acceleration in growth of all its business segments, favorable mortgage market conditions, and the smooth integration of recent acquisitions. Shares of Genpact, a business process outsourcing company, outperformed due to benefits of recent investments in growth and booking large new customers. Top absolute contributors for the period included Alkermes (Information Technology).

Top relative detractors included Harley-Davidson (Consumer Discretionary), Skyworks Solutions (Information Technology), and Genesee & Wyoming (Industrials). Shares of Harley-Davidson, a U.S.-based motorcycle manufacturer, underperformed as its retail business is shrinking faster than expected. Skyworks Solutions, a U.S.-based semiconductor supplier with products sold to manufacturers of smart phones and other mobile devices, rose due to the success of the iPhone 6. Not owning this S&P MidCap 400 Index component stock weighed on relative performance during the period. Shares of Genesee & Wyoming, a short line railroad operator, declined during the period due to concerns about carload weakness in commodities segments such as coal, steel, and iron ore. Top absolute detractors included Apollo Education (Consumer Discretionary).

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We are carefully managing our portfolio positioning to seek to capture what we believe are attractive opportunities. Healthcare remains an overweight, but we are increasingly finding opportunities in other sectors as drug pricing comes under greater scrutiny during this Presidential election season. We are also overweight Industrials where we hold what we believe to be market leading companies in the transportation, waste disposal, staffing, and credit rating industries. We continue to believe that our IT sector holdings should benefit from the growth of the “cloud,” data services, and electronic payments. Our financial holdings consist of what we believe to be well-managed regional banks and insurance companies, as well as some blue chip financial services companies. We continue to find real estate investment trusts unattractive based on relative valuation.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.0%
Consumer Staples	2.4
Energy	6.1
Financials	15.7
Health Care	16.1
Industrials	21.7
Information Technology	21.8
Materials	2.9
Utilities	2.0

Total	99.7%

Short-Term Investments	0.3
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

22

The Hartford MidCap Value Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
MidCap Value A1	2.28%	12.38%	8.42%
MidCap Value A2	-3.35%	11.12%	7.81%
MidCap Value B1	1.37%	11.49%	7.80%	[3]
MidCap Value B2	-3.04%	11.23%	7.80%	[3]
MidCap Value C1	1.45%	11.56%	7.62%
MidCap Value C2	0.57%	11.56%	7.62%
MidCap Value I1	2.57%	12.76%	8.63%
MidCap Value R3[1]	1.97%	12.11%	8.50%
MidCap Value R4[1]	2.26%	12.46%	8.68%
MidCap Value R5[1]	2.62%	12.81%	8.85%
MidCap Value Y1	2.73%	12.91%	8.90%
Russell 2500 Value Index	-1.06%	11.92%	7.25%
Russell MidCap Value Index	0.47%	13.64%	8.39%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Russell 2500 Value Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.

Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

23

The Hartford MidCap Value Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Value Class A	1.27%	1.27%
MidCap Value Class B	2.10%	2.28%
MidCap Value Class C	1.99%	1.99%
MidCap Value Class I	0.92%	0.92%
MidCap Value Class R3	1.53%	1.53%
MidCap Value Class R4	1.22%	1.22%
MidCap Value Class R5	0.93%	0.93%
MidCap Value Class Y	0.82%	0.82%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Value Fund returned 2.28%, before sales charge, for the twelve-month period ended October 31, 2015, outperforming the Fund’s benchmarks, the Russell 2500 Value Index and the Russell MidCap Value Index, which returned -1.06% and 0.47%, respectively, for the same period. The Fund also outperformed the 1.02% average return of the Lipper Mid-Cap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose during the twelve-month period. U.S. stocks finished 2014 with strong gains, retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings data, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A transactions involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety during the second half of the period, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” U.S. equities ended the period with their best monthly return in four years during the month of October on the heels of strong corporate earnings and continued accommodative monetary policy across the globe.

During the period, returns varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks. Seven of the ten sectors in the Russell 2500 Value Index gained during the period, with Consumer Staples (+11%), Healthcare (+9%), and Financials (+6%) performing the best, while Energy (-44%) and Materials (-17%) lagged during the period.

The Fund’s relative outperformance versus the Russell 2500 Value Index over the twelve-month period was driven primarily by strong security selection within Energy, Consumer Discretionary, and Financials, which more than offset unfavorable stock selection within Industrials. Overall sector allocation, a result of the stock selection process, detracted from relative returns, in part due to an underweight to the Financials sector and overweights in Materials. Overweights to the Information Technology and Healthcare sectors

24

The Hartford MidCap Value Fund

Manager Discussion – (continued)

October 31, 2015, (Unaudited)

contributed to performance relative to the Russell 2500 Value Index during the period.

Top contributors to both absolute returns and returns relative to the Russell 2500 Value Index included Norwegian Cruise Line (Consumer Discretionary), Ono Pharmaceutical (Healthcare), and Microsemi (Information Technology). Shares of Norwegian Cruise Line, a diversified cruise operator, rose during the period due to a favorable industry outlook with controlled capacity growth, solid advance bookings for 2016, and new markets opening up in China and Cuba. In addition, a new CEO at Norwegian is focused on opportunities to drive up revenue yields. Shares of Ono Pharmaceutical, a Japan-based biopharmaceutical company, rose as its partner, Bristol-Myers Squibb, won approval for its key immuno-oncology drug, Opdivo, for second line treatment of non-small-cell lung cancer. Shares of Microsemi, a U.S.-based analog and mixed signal semiconductor manufacturer, rose during the period after the firm introduced its second generation highly secure 64 gigabyte solid state drive.

Top detractors to both absolute returns and returns relative to the Russell 2500 Value Index included Methanex (Materials), Trican Well Services (Energy), and Wesco International (Industrials). Shares of Methanex, a Canada-based producer of methanol, fell during the period as lower oil prices pressured methanol prices which have further compressed the company’s earnings. Shares of Trican Well Services, a North American supplier of pressure pumping services to the oil and gas industry, fell during the period. Prospects for 2015 eroded much more quickly than we envisioned, and the company was forced to sell assets to provide cushion against debt covenants. Shares of Wesco International, a distributor of industrial cabling, electrical, and lighting products, fell after the company reduced forward earnings guidance as their industrial and construction end markets are suffering from weak commodity prices and the strong U.S. dollar (USD).

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Looking ahead, we expect to see more evidence of wage pressures in the U.S. and therefore feel that in the absence of further global deterioration the Fed may have to raise rates in the next few months. In a slow growth environment, we believe the trajectory of rate increases may be limited. Our marginally more restrained view of growth prospects is the main reason we have increased our real estate investment trust (REIT) position, slightly trimmed our cyclical overweight, and maintained overweight positions in areas like housing and the Consumer Discretionary sector where we have higher conviction. While the U.S. appears to be in a more mature phase of the economic cycle, we do not believe a recession is imminent. As such, a lot of market damage seems to have already been done across the cyclical and traditional value sectors. The market appears to be doing a better job of discounting the uncertainties, and this keeps us from wanting to get even more defensive at this time. At the end of the period, our largest overweight allocations relative to the Russell 2500 Value Index were in Consumer Discretionary, Materials, and Information Technology, while our largest underweights continued to be in Financials and Utilities.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.4%
Consumer Staples	1.7
Energy	6.5
Financials	31.1
Health Care	5.1
Industrials	13.2
Information Technology	11.5
Materials	7.9
Utilities	5.9

Total	98.3%

Short-Term Investments	1.7
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

25

Hartford Small Cap Core Fund* inception 01/01/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Small Cap Core A1	-1.17%	11.53%	6.82%
Small Cap Core A2	-6.60%	10.27%	6.21%
Small Cap Core B1	-1.92%	10.67%	6.29%	[3]
Small Cap Core B2	-6.33%	10.41%	6.29%	[3]
Small Cap Core C1	-1.86%	10.68%	6.05%
Small Cap Core C2	-2.74%	10.68%	6.05%
Small Cap Core I1,4	-0.93%	11.58%	6.84%
Small Cap Core R3[1]	-1.29%	11.45%	6.99%
Small Cap Core R4[1]	-0.97%	11.72%	7.12%
Small Cap Core R5[1]	-0.75%	11.99%	7.24%
Small Cap Core Y1	-0.71%	12.01%	7.25%
Russell 2000 Index	0.34%	12.06%	7.47%
Russell 2500 Index	1.50%	13.07%	8.33%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.
[4]	Inception: 03/31/2015.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class I shares commenced operations on 03/31/15. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes the Fund’s performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies and prior to 7/10/15, at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2,500 of the smallest securities, based on a combination of their market capitalization and current index membership.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The Fund has changed its benchmark from the Russell 2500 Index to the Russell 2000 Index. Hartford Funds Management Company, LLC believes that the Russell 2000 Index is a more appropriate index against which to measure performance in light of changes to the Fund’s investment strategy to a focus on stocks of small capitalization companies.

*	Effective July 10, 2015, The Hartford Small/Mid Cap Equity Fund changed its name to the Hartford Small Cap Core Fund.

26

Hartford Small Cap Core Fund*

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Small Cap Core Class A	1.30%	1.41%
Small Cap Core Class B	2.05%	2.32%
Small Cap Core Class C	2.05%	2.16%
Small Cap Core Class I	1.05%	1.10%
Small Cap Core Class R3	1.50%	1.70%
Small Cap Core Class R4	1.20%	1.37%
Small Cap Core Class R5	0.90%	1.05%
Small Cap Core Class Y	0.85%	0.96%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

David J. Elliott, CFA

Managing Director, Co-Director of Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Small Cap Core Fund returned -1.17%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming its benchmark**, which returned -0.16%. For the same period, the Fund also underperformed the average return of the Lipper Small-Cap Core Funds peer group -0.21%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose during the twelve-month period. U.S. stocks finished 2014 with strong gains, retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings data, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A transactions involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety during the second half of the period, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” U.S. equities ended the period with their best monthly return in four years during the month of October on the heels of strong corporate earnings and continued accommodative monetary policy across the globe.

Security selection drove benchmark-relative underperformance over the twelve-month period. Weak selection in Financials, Materials, and Consumer Discretionary was partially offset by stronger stock selection in the Industrials, Energy, and Healthcare sectors. Overall sector allocation, a result of our bottom-up stock selection process, contributed to benchmark-relative returns during the period due to underweights to Healthcare and Materials and an overweight to Consumer Discretionary. This was only partially offset by an

*	Effective July 10, 2015, The Hartford Small/Mid Cap Equity Fund changed its name and strategy. The Fund’s investment strategy was revised to reflect the Fund’s change to a focus on small-capitalization stocks rather than both small small-capitalization and mid-capitalization stocks.
**	Effective July 10, 2015, the benchmark changed from Russell 2500 Index to Russell 2000 Index. Benchmark returns and attribution results are against the spliced benchmark (Russell 2500 from inception to July 10, 2015 and Russell 2000 from July 10, 2015 to present).

27

Hartford Small Cap Core Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

overweight to the Energy sector and underweights to the Consumer Staples and Utilities sectors.

The largest detractors from benchmark-relative performance over the period were PDL BioPharma (Healthcare), Orexigen Therapeutic (Healthcare), and Resolute Forest Products (Materials). Shares of PDL BioPharma, a U.S.-based health care company that provides non-dilutive growth capital and financing solutions to public and private healthcare companies, underperformed over the period driven by concerns about future profitability within the industry due to potential government regulations. Shares of Orexigen Therapeutics, a U.S.-based biopharmaceutical company that focuses on the development of pharmaceutical product candidates for the treatment of obesity, underperformed over the period due to a widespread correction within biopharmaceuticals that did not make a distinction between the unique circumstances of each firm. Shares of Resolute Forest Products, a U.S.-based forest products company that offers newsprint, specialty papers, market pulp and wood products, fell over the period after announcing first quarter 2015 results that were well below expectations. Infoblox (Information Technology) detracted from absolute returns over the period due to concerns about the sustainability of their growth rate and the threat of new entrants into the niche.

The largest contributors to benchmark-relative performance during the period were Anacor Pharmaceuticals (Healthcare), Windstream Holdings (Telecommunication Services), and Alaska Air Group (Industrials). Anacor Pharmaceuticals is a U.S.-based biopharmaceutical company focused on discovering, developing and commercializing small-molecule therapeutics derived from its boron chemistry platform. Shares of Anacor benefited from positive sales momentum built by the company’s marketing partner, Novartis, for Anacor’s toenail-fungus-fighting drug Kerydin. Shares of Windstream

Holdings, a telecommunication services firm that provides communications and technology solutions, including managed services and cloud computing to businesses, fell over the period due to poor earnings results; not owning this benchmark constituent contributed to benchmark-relative performance over the period. Shares of Alaska Air Group, the holding company of Alaska Airlines, Inc. which operates a network of regional air carriers throughout the U.S., Canada and Mexico, outperformed over the period due to the expected positive impact from route expansion across the U.S. and Mexico. Skyworks Solutions (Information Technology) was a top contributor to absolute returns over the period.

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The Fund seeks to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization techniques to minimize unintended and uncompensated risks. Based on individual stock decisions seek to, the Fund ended the period most overweight the Information Technology, Telecommunication Services, and Consumer Discretionary sectors and most underweight the Healthcare, Industrials, and Financials sectors relative to the Russell 2000 Index.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.9%
Consumer Staples	3.3
Energy	3.0
Financials	25.2
Health Care	13.2
Industrials	12.1
Information Technology	18.8
Materials	3.6
Telecommunication Services	1.5
Utilities	3.7

Total	98.3%

Short-Term Investments	1.6
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

28

The Hartford Small Company Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Small Company A1	-6.22%	11.24%	7.13%
Small Company A2	-11.38%	9.99%	6.53%
Small Company B1	-6.98%	10.38%	6.54%	[3]
Small Company B2	-10.68%	10.12%	6.54%	[3]
Small Company C1	-6.87%	10.45%	6.36%
Small Company C2	-7.61%	10.45%	6.36%
Small Company I1	-6.03%	11.53%	7.39%
Small Company R3[1]	-6.46%	11.04%	6.99%
Small Company R4[1]	-6.15%	11.38%	7.30%
Small Company R5[1]	-5.88%	11.71%	7.57%
Small Company R6[1,4]	-5.80%	11.81%	7.67%
Small Company Y1	-5.80%	11.81%	7.67%
Russell 2000 Growth Index	3.52%	13.56%	8.67%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.
[4]	Inception: 11/07/2014.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of July 21, 2010, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

29

The Hartford Small Company Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Small Company Class A	1.34%	1.34%
Small Company Class B	2.15%	2.29%
Small Company Class C	2.05%	2.05%
Small Company Class I	1.10%	1.10%
Small Company Class R3	1.55%	1.55%
Small Company Class R4	1.25%	1.25%
Small Company Class R5	0.95%	0.97%
Small Company Class R6	0.85%	0.85%
Small Company Class Y	0.85%	0.85%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Jamie A. Rome, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Small Company Fund returned -6.22%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s benchmark, the Russell 2000 Growth Index which returned 3.52% for the same period. The Fund also underperformed the 1.87% average return of the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose during the twelve-month period. U.S. stocks finished 2014 with strong gains, retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal

Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A transactions involving U.S. companies with $234 billion in announcements. Stocks ended June on a sour note after negotiations between Greece and its creditors broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety during the second half of the

30

The Hartford Small Company Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

period, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction since October 2011. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” U.S. equities ended the period with their best monthly return in four years during the month of October on the heels of strong corporate earnings and continued accommodative monetary policy across the globe.

Large cap stocks (+5%) outperformed both small cap stocks (+0%) and mid cap stocks (+3%) during the period, as measured by the S&P 500, Russell 2000, and S&P MidCap 400 indices respectively. Small cap growth (+4%) stocks outperformed small cap value (-3%) stocks during the period, as measured by the Russell 2000 Growth and Russell 2000 Value indices, respectively. Seven out of ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Utilities (+14%), Information Technology (+13%), and Healthcare (+9%) sectors performed best, while Energy (-40%), Materials (-10%), and Industrials (-6%) lagged the broader index.

During the period, security selection was the primary driver of the Fund’s underperformance relative to the Russell 2000 Growth Index. Selection was weakest in the Information Technology, Consumer Discretionary, and Healthcare sectors which more than offset positive relative results from stronger selection in the Energy sector. Sector allocation, which is the result of bottom-up stock selection, also detracted from returns relative to the Russell 2000 Growth Index during the period; an overweight to Industrials and an underweight to Healthcare detracted from relative results. An underweight to Energy and an overweight to Financials contributed to performance relative to the Russell 2000 Growth Index during the period.

Top detractors from relative and absolute performance during the period included Platform Specialty (Materials), Mobileye (Information Technology), and Zulily (Consumer Discretionary). Shares of Platform Specialty, a producer of complex specialty chemicals, declined due to continued difficulties from foreign exchange rates. The company’s sales have been hurt as the U.S. dollar has strengthened abroad. Shares of Mobileye, maker of an Advanced Driver Assistance System that makes cars safer and easier to drive, came under pressure in the fourth quarter of 2014 due to concerns about competitive pressure. Shares of Zulily, an online merchandise retailer, fell after the company reported quarterly results above consensus expectations, but provided disappointing guidance, which implied a deceleration in user growth.

Top contributors to performance relative to the Russell 2000 Growth Index during the period included Anacor Pharmaceuticals (Healthcare), Dexcom (Healthcare), and WNS (Information

Technology). Shares of Anacor Pharmaceuticals, a biopharmaceutical company, surged after the company announced favorable Phase 3 trial results for a topical ointment to treat eczema. Medical device company DexCom outperformed over the period on positive news flow. Management announced strong quarterly revenue growth and raised sales guidance for the full fiscal year. Shares of WNS, a provider of business process management services, rose after the company posted strong quarterly earnings due to better-than-expected operating margins and continued efficiency gains. Top absolute contributors also included Headwaters (Materials).

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

From a fundamental standpoint, the recent market environment has been one of the most challenging we have encountered. Within the context of a narrow and volatile market, the market seems to be disassociating operating fundamentals from price performance, and this has in turn resulted in challenging relative performance for our approach. We remain confident in our investment process.

We view a diversified portfolio as a means to hedge against risk associated with unpredictable events and economic outcomes. As a residual of our bottom-up, stock-by-stock investment decisions, the Fund ended the period overweight in the Financials and Information Technology sectors relative to the Russell 2000 Growth Index. The Fund ended the period most underweight Healthcare and Consumer Discretionary.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.0%
Consumer Staples	1.6
Energy	2.0
Financials	15.3
Health Care	21.0
Industrials	11.6
Information Technology	25.3
Materials	5.1
Utilities	0.1

Total	96.0%

Short-Term Investments	8.7
Other Assets & Liabilities	(4.7)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

31

The Hartford SmallCap Growth Fund* inception 01/04/1988

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
SmallCap Growth A1	4.37%	14.62%	8.01%
SmallCap Growth A2	-1.37%	13.33%	7.40%
SmallCap Growth B1	3.54%	13.74%	7.43%	[3]
SmallCap Growth B2	-1.37%	13.50%	7.43%	[3]
SmallCap Growth C1	3.62%	13.80%	7.19%
SmallCap Growth C2	2.64%	13.80%	7.19%
SmallCap Growth I1	4.70%	14.98%	8.23%
SmallCap Growth R3[1]	4.10%	14.37%	7.81%
SmallCap Growth R4[1]	4.44%	14.72%	8.08%
SmallCap Growth R5[1]	4.74%	15.06%	8.36%
SmallCap Growth R6[1,4]	4.76%	15.15%	8.43%
SmallCap Growth Y1	4.84%	15.17%	8.44%
Russell 2000 Growth Index	3.52%	13.56%	8.67%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.
[4]	Inception: 11/07/2014.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of July 21, 2010, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

*	Effective March 6, 2015, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

32

The Hartford SmallCap Growth Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
SmallCap Growth Class A	1.28%	1.28%
SmallCap Growth Class B	2.11%	2.26%
SmallCap Growth Class C	1.97%	1.97%
SmallCap Growth Class I	0.97%	0.97%
SmallCap Growth Class R3	1.53%	1.53%
SmallCap Growth Class R4	1.22%	1.22%
SmallCap Growth Class R5	0.91%	0.91%
SmallCap Growth Class R6	0.81%	0.81%
SmallCap Growth Class Y	0.81%	0.81%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford SmallCap Growth Fund returned 4.37%, before sales charge, for the twelve-month period ended October 31, 2015, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 3.52%. For the same period, the Fund outperformed the 1.87% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose during the twelve-month period. U.S. stocks finished 2014 with strong gains, retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings data, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A transactions involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety during the second half of the period, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” U.S. equities ended the period with their best monthly return in four years during the month of October on the heels of strong corporate earnings and continued accommodative monetary policy across the globe.

Large cap stocks (+5%) outperformed both small cap stocks (+0%) and mid cap stocks (+3%) during the period, as measured by the S&P 500, Russell 2000, and S&P MidCap 400 indices, respectively. Small cap growth (+4%) stocks outperformed small cap value (-1%) stocks during the period, as measured by the Russell 2000 Growth and Russell 2500 Value indices, respectively. Seven out of ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Utilities (+14%), Information Technology (+13%), and Healthcare (+9%) sectors performed best, while Energy (-40%), Materials (-10%), and Industrials (-6%) lagged the broader index.

33

The Hartford SmallCap Growth Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Security selection was positive in all sectors and was the primary driver of outperformance relative to the Russell 2000 Growth Index during the period. Selection was strongest within Information Technology, Materials, and Financials. Sector allocation, driven by our bottom-up stock selection, detracted from relative returns during the period. Underweights to the Healthcare and Information Technology sectors and an overweight to Materials detracted from performance relative to the Russell 2000 Growth Index during the period. An underweight to the Energy sector and an overweight to Consumer Staples contributed to benchmark-relative results.

The top contributors to performance relative to the Russell 2000 Growth Index were Anacor Pharmaceuticals (Healthcare), DexCom (Healthcare), and Ellie Mae (Information Technology). Shares of Anacor Pharmaceuticals, a biopharmaceutical company, climbed after the company announced strong quarterly results well above Wall Street forecasts. Medical device company DexCom outperformed over the period on positive news flow, including management changes, strong revenue results, and FDA approval of a glucose monitoring system. Shares of Ellie Mae, a software vendor that sells software into the mortgage origination market, rose over the period, as the company benefited from stabilizing mortgage origination volumes, while gaining tremendous share and showing some of the best organic growth in the small cap software space. Top absolute contributors to performance for the period also included Manhattan Associates (Information Technology).

The top detractors from performance relative to the Russell 2000 Growth Index included Vince Holding (Consumer Discretionary), Synageva (Healthcare), and Sonus Networks (Information Technology). Vince Holding is an apparel vendor primarily focused on high-end department stores. The company’s shares fell after management positioned 2015 performance below Street expectations due to a slowdown in their wholesale business. Synageva is a biopharmaceutical company focused on developing therapies for patients with rare “orphan” diseases. Not holding this benchmark constituent detracted from relative performance during the period as shares of Synageva surged following a takeover announcement by Alexion Pharmaceuticals. Shares of Sonus Networks, a provider of networked solutions for telecommunications, wireless and cable service providers, fell after the company negatively preannounced first quarter 2015 results and updated calendar year 2015 results below its prior guide. The company pointed to orders it no longer expected to receive at the end of the quarter as the reason for the miss and lowered guide. Top absolute detractors from performance for the period also included Puma Biotechnology (Healthcare).

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economy is still in a period of moderate economic growth, led by a steady expansion of consumption,

housing, and technology spending. Because the Fed did not hike rates in September, there appears to be some concerns about weak global growth impacting the U.S. While uncertainty outside of the U.S. has increased, our base case is that the U.S. economy will continue on its moderate growth path. We think the U.S. employment situation is fairly healthy, which should continue to support housing and consumption. In terms of the Fed, our base case is that the central bank raises rates at its December meeting, followed by moderate additional hikes in 2016.

Globally, among large emerging economies, growth in China appears weak and Brazil appears to be also struggling. Several emerging market economies are facing conditions that may make future growth difficult as they contend with lower revenues from the sharp drop in the commodities complex and the increased burden of dollar denominated debt they hold due to the strength of the U.S. dollar. Many investors now fear that the U.S. economy is vulnerable due to this weak global economic backdrop, and the Fed’s recent commentary appeared to fuel this anxiety. Things have gotten a little more uncertain in terms of the global economy and the market seems a bit more unsettled. However, we remain cautiously optimistic that the U.S. economy can withstand any potential contagion.

Overall, we continue to find what we consider to be attractively valued stocks with the characteristics we seek. While the global economic landscape has weakened, we are cautiously optimistic about the outlook for the U.S. economy and for equity markets, and we continue to monitor policy decisions and economic trends which may impact our holdings. At the end of the period, our largest overweights were to Consumer Staples and Financials while our largest underweights were to the Consumer Discretionary and Healthcare sectors relative to the Russell 2000 Growth Index.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.1%
Consumer Staples	4.5
Energy	1.6
Financials	10.2
Health Care	24.6
Industrials	12.5
Information Technology	24.8
Materials	4.1
Telecommunication Services	0.5

Total	98.9%

Short-Term Investments	1.2
Other Assets & Liabilities	(0.1)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

34

The Hartford Value Opportunities Fund inception 01/02/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Value Opportunities A1	-1.20%	11.35%	6.25%
Value Opportunities A2	-6.64%	10.09%	5.65%
Value Opportunities B1	-1.94%	10.52%	5.68%	[3]
Value Opportunities B2	-6.45%	10.25%	5.68%	[3]
Value Opportunities C1	-1.90%	10.54%	5.46%
Value Opportunities C2	-2.80%	10.54%	5.46%
Value Opportunities I1	-0.78%	11.72%	6.54%
Value Opportunities R3[1]	-1.45%	11.09%	6.03%
Value Opportunities R4[1]	-1.11%	11.45%	6.33%
Value Opportunities R5[1]	-0.87%	11.76%	6.60%
Value Opportunities Y1	-0.77%	11.79%	6.68%
Russell 3000 Value Index	0.24%	13.04%	6.71%
Russell 1000 Value Index	0.53%	13.26%	6.75%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

35

The Hartford Value Opportunities Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Value Opportunities Class A	1.24%	1.24%
Value Opportunities Class B	2.10%	2.26%
Value Opportunities Class C	1.94%	1.94%
Value Opportunities Class I	0.86%	0.86%
Value Opportunities Class R3	1.52%	1.52%
Value Opportunities Class R4	1.20%	1.20%
Value Opportunities Class R5	0.87%	0.87%
Value Opportunities Class Y	0.82%	0.82%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

David W. Palmer, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Value Opportunities Fund returned -1.20%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s benchmark, the Russell 3000 Value Index, which returned 0.24% for the same period. The Fund underperformed the Russell 1000 Value Index, the Fund’s other benchmark, which returned 0.53% for the same period. The Fund also underperformed the -0.67% average return of the Lipper Multi-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose during the twelve-month period. U.S. stocks finished 2014 with strong gains, retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings data, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A transactions involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety during the second half of the period, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” U.S. equities ended the period with their best monthly return in four years during the month of October on the heels of strong corporate earnings and continued accommodative monetary policy across the globe.

Six of ten sectors within the Russell 3000 Value Index posted positive returns during the period. Healthcare (+10%) and Consumer Discretionary (+7%), were top performers while Energy (-21%) and Materials (-10%) lagged on a relative basis.

Sector allocation, a result of the bottom-up stock selection process, was the primary driver of the Fund’s underperformance relative to the Russell 3000 Value Index over the twelve-month period due to an

36

The Hartford Value Opportunities Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

overweight to Materials and an underweight to Healthcare. This was only partially offset by an underweight to Utilities. Security selection contributed to the Fund’s returns relative to the Russell 3000 Value Index over the period. Security selection was strongest within Information Technology, Financials and Consumer Staples, but this was partially offset by weaker selection in Energy, Materials, and Healthcare. A modest allocation to cash in a volatile market contributed to returns over the period.

The largest detractors from both absolute and relative performance included Southwestern Energy (Energy), Constellium (Energy), and Trican Well Services (Energy). Shares of Southwestern Energy, a U.S.-based energy company engaged in natural gas and oil exploration, development, and production, declined over the period as the impact of lower crude prices, compounded by the company’s announcement of disappointing second quarter earnings, weighed heavily on the company’s stock price. Constellium, a France-based aluminum smelting business, saw shares fall over the period due to weaker-than-expected earnings based on lower metals prices and operational issues. Shares of Trican Well Services, a supplier of pressure pumping services to the oil and gas industry, declined over the period along with the broader Energy sector despite beating consensus earnings and revenue estimates.

The largest contributors to performance relative to the Russell 3000 Value Index were Google (Information Technology) TESARO (Healthcare), and Exxon Mobil (Energy). Shares of Google, a multinational organization built around the company’s hugely popular search engine, rose over the period due to strong earnings results and higher growth expectations after the company announced a re-organization. Shares of TESARO, an oncology-focused biopharmaceutical company, outperformed over the period due to improving expectations regarding the timeline for ongoing clinical trials. Exxon Mobil, one of the world’s largest integrated oil and gas companies, saw shares underperform over the period as negative sentiment loomed over Energy stocks as oil prices were extremely volatile over the period; not holding this benchmark constituent contributed to under performance relative to the Russell 3000 Value Index. Top contributors on an absolute basis also included Cisco (Information Technology).

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

During the recent price volatility in the market, we have focused our research efforts on seeking to improve both aspects of the risk-reward dynamic in the portfolio and seeking to take advantage of price dislocations where it is possible and appears beneficial. By the end of the period, given our assessment of new pricing opportunities, our largest net additions to the portfolio were in the Energy and Industrials sectors. With the heightened level of investor discomfort creeping into stock prices over the past several months, we are finding an expanding range of interesting opportunities upon which to focus our research lens.

In aggregate, we believe the overall risk exposures of the portfolio are consistent with their historical ranges since inception, and we continue to find what we consider to be attractively priced equities without assuming what we believe to be uncompensated risks. At the end of the period, the Fund was most overweight Materials, Consumer Discretionary, and Healthcare, and most underweight Consumer Staples, Industrials, and Energy relative to the Russell 3000 Value Index.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	7.4%
Consumer Staples	1.6
Energy	11.1
Financials	32.3
Health Care	11.7
Industrials	8.5
Information Technology	11.6
Materials	7.3
Telecommunication Services	2.4
Utilities	5.9

Total	99.8%

Short-Term Investments	0.4
Other Assets & Liabilities	(0.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

37

Domestic Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2015 through October 31, 2015.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Hartford Capital Appreciation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$986.30	$5.51	$1,000.00	$1,019.66	$5.60	1.10%	184	365
Class B	$1,000.00	$981.90	$9.89	$1,000.00	$1,015.22	$10.06	1.98%	184	365
Class C	$1,000.00	$982.50	$9.14	$1,000.00	$1,015.98	$9.30	1.83%	184	365
Class I	$1,000.00	$988.10	$3.76	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class R3	$1,000.00	$984.90	$7.00	$1,000.00	$1,018.15	$7.12	1.40%	184	365
Class R4	$1,000.00	$986.20	$5.51	$1,000.00	$1,019.66	$5.60	1.10%	184	365
Class R5	$1,000.00	$987.60	$4.01	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class R6	$1,000.00	$987.60	$3.76	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class Y	$1,000.00	$988.30	$3.51	$1,000.00	$1,021.68	$3.57	0.70%	184	365

38

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

Hartford Core Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,032.60	$4.05	$1,000.00	$1,021.22	$4.02	0.79%	184	365
Class B	$1,000.00	$1,028.60	$7.87	$1,000.00	$1,017.44	$7.83	1.54%	184	365
Class C	$1,000.00	$1,028.60	$7.77	$1,000.00	$1,017.54	$7.73	1.52%	184	365
Class I	$1,000.00	$1,033.90	$2.56	$1,000.00	$1,022.69	$2.55	0.50%	184	365
Class R3	$1,000.00	$1,031.20	$5.58	$1,000.00	$1,019.71	$5.55	1.09%	184	365
Class R4	$1,000.00	$1,032.60	$4.05	$1,000.00	$1,021.22	$4.02	0.79%	184	365
Class R5	$1,000.00	$1,034.10	$2.51	$1,000.00	$1,022.74	$2.50	0.49%	184	365
Class R6	$1,000.00	$1,034.40	$2.31	$1,000.00	$1,022.94	$2.29	0.45%	184	365
Class Y	$1,000.00	$1,034.00	$2.31	$1,000.00	$1,022.94	$2.29	0.45%	184	365

The Hartford Dividend and Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$986.30	$5.11	$1,000.00	$1,020.06	$5.19	1.02%	184	365
Class B	$1,000.00	$982.00	$9.49	$1,000.00	$1,015.63	$9.65	1.90%	184	365
Class C	$1,000.00	$982.50	$8.89	$1,000.00	$1,016.23	$9.05	1.78%	184	365
Class I	$1,000.00	$987.20	$4.06	$1,000.00	$1,021.12	$4.13	0.81%	184	365
Class R3	$1,000.00	$984.60	$6.75	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class R4	$1,000.00	$985.90	$5.26	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class R5	$1,000.00	$987.50	$3.76	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class R6	$1,000.00	$987.30	$3.51	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class Y	$1,000.00	$988.00	$3.26	$1,000.00	$1,021.93	$3.31	0.65%	184	365

39

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Equity Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$994.50	$5.18	$1,000.00	$1,020.01	$5.24	1.03%	184	365
Class B	$1,000.00	$994.00	$5.88	$1,000.00	$1,019.31	$5.96	1.17%	184	365
Class C	$1,000.00	$990.20	$8.93	$1,000.00	$1,016.23	$9.05	1.78%	184	365
Class I	$1,000.00	$995.20	$3.77	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class R3	$1,000.00	$992.70	$6.88	$1,000.00	$1,018.30	$6.97	1.37%	184	365
Class R4	$1,000.00	$993.80	$5.38	$1,000.00	$1,019.81	$5.45	1.07%	184	365
Class R5	$1,000.00	$995.40	$3.82	$1,000.00	$1,021.37	$3.87	0.76%	184	365
Class R6	$1,000.00	$995.90	$3.47	$1,000.00	$1,021.73	$3.52	0.69%	184	365
Class Y	$1,000.00	$995.90	$3.37	$1,000.00	$1,021.83	$3.41	0.67%	184	365

The Hartford Growth Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,017.80	$5.70	$1,000.00	$1,019.56	$5.70	1.12%	184	365
Class B	$1,000.00	$1,013.20	$10.30	$1,000.00	$1,014.97	$10.31	2.03%	184	365
Class C	$1,000.00	$1,014.20	$9.49	$1,000.00	$1,015.78	$9.50	1.87%	184	365
Class I	$1,000.00	$1,018.90	$4.53	$1,000.00	$1,020.72	$4.53	0.89%	184	365
Class R3	$1,000.00	$1,016.30	$7.37	$1,000.00	$1,017.90	$7.38	1.45%	184	365
Class R4	$1,000.00	$1,017.70	$5.85	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class R5	$1,000.00	$1,019.10	$4.33	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class R6	$1,000.00	$1,019.20	$4.33	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class Y	$1,000.00	$1,019.90	$3.82	$1,000.00	$1,021.43	$3.82	0.75%	184	365

40

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Healthcare Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,012.00	$6.54	$1,000.00	$1,018.70	$6.56	1.29%	184	365
Class B	$1,000.00	$1,007.50	$10.88	$1,000.00	$1,014.37	$10.92	2.15%	184	365
Class C	$1,000.00	$1,008.40	$10.33	$1,000.00	$1,014.92	$10.36	2.04%	184	365
Class I	$1,000.00	$1,013.40	$5.13	$1,000.00	$1,020.11	$5.14	1.01%	184	365
Class R3	$1,000.00	$1,010.40	$8.11	$1,000.00	$1,017.14	$8.13	1.60%	184	365
Class R4	$1,000.00	$1,012.10	$6.59	$1,000.00	$1,018.65	$6.61	1.30%	184	365
Class R5	$1,000.00	$1,013.40	$5.13	$1,000.00	$1,020.11	$5.14	1.01%	184	365
Class Y	$1,000.00	$1,014.30	$4.57	$1,000.00	$1,020.67	$4.58	0.90%	184	365

The Hartford MidCap Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,008.40	$5.82	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class B	$1,000.00	$1,003.50	$10.25	$1,000.00	$1,014.97	$10.31	2.03%	184	365
Class C	$1,000.00	$1,004.40	$9.55	$1,000.00	$1,015.68	$9.60	1.89%	184	365
Class I	$1,000.00	$1,009.70	$4.26	$1,000.00	$1,020.97	$4.28	0.84%	184	365
Class R3	$1,000.00	$1,006.50	$7.43	$1,000.00	$1,017.80	$7.48	1.47%	184	365
Class R4	$1,000.00	$1,008.10	$5.87	$1,000.00	$1,019.36	$5.90	1.16%	184	365
Class R5	$1,000.00	$1,010.00	$4.36	$1,000.00	$1,020.87	$4.38	0.86%	184	365
Class R6	$1,000.00	$1,010.20	$3.90	$1,000.00	$1,021.32	$3.92	0.77%	184	365
Class Y	$1,000.00	$1,010.20	$3.85	$1,000.00	$1,021.37	$3.87	0.76%	184	365

The Hartford MidCap Value Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$963.00	$6.23	$1,000.00	$1,018.85	$6.41	1.26%	184	365
Class B	$1,000.00	$959.20	$10.32	$1,000.00	$1,014.67	$10.61	2.09%	184	365
Class C	$1,000.00	$959.00	$9.78	$1,000.00	$1,015.22	$10.06	1.98%	184	365
Class I	$1,000.00	$964.50	$4.46	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class R3	$1,000.00	$962.30	$7.57	$1,000.00	$1,017.49	$7.78	1.53%	184	365
Class R4	$1,000.00	$963.30	$6.04	$1,000.00	$1,019.06	$6.21	1.22%	184	365
Class R5	$1,000.00	$964.80	$4.56	$1,000.00	$1,020.57	$4.69	0.92%	184	365
Class Y	$1,000.00	$965.40	$4.01	$1,000.00	$1,021.12	$4.13	0.81%	184	365

41

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

Hartford Small Cap Core Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$946.40	$6.28	$1,000.00	$1,018.75	$6.51	1.28%	184	365
Class B	$1,000.00	$942.20	$10.04	$1,000.00	$1,014.87	$10.41	2.05%	184	365
Class C	$1,000.00	$943.10	$9.94	$1,000.00	$1,014.97	$10.31	2.03%	184	365
Class I	$1,000.00	$947.90	$4.86	$1,000.00	$1,020.22	$5.04	0.99%	184	365
Class R3	$1,000.00	$945.50	$7.36	$1,000.00	$1,017.64	$7.63	1.50%	184	365
Class R4	$1,000.00	$947.10	$5.89	$1,000.00	$1,019.16	$6.11	1.20%	184	365
Class R5	$1,000.00	$948.10	$4.42	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class Y	$1,000.00	$948.00	$4.17	$1,000.00	$1,020.92	$4.33	0.85%	184	365

The Hartford Small Company Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$905.90	$6.39	$1,000.00	$1,018.50	$6.77	1.33%	184	365
Class B	$1,000.00	$901.90	$10.16	$1,000.00	$1,014.52	$10.76	2.12%	184	365
Class C	$1,000.00	$902.90	$9.83	$1,000.00	$1,014.87	$10.41	2.05%	184	365
Class I	$1,000.00	$906.80	$5.33	$1,000.00	$1,019.61	$5.65	1.11%	184	365
Class R3	$1,000.00	$904.60	$7.44	$1,000.00	$1,017.39	$7.88	1.55%	184	365
Class R4	$1,000.00	$906.50	$6.01	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class R5	$1,000.00	$907.50	$4.57	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class R6	$1,000.00	$907.60	$4.33	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class Y	$1,000.00	$908.00	$4.09	$1,000.00	$1,020.92	$4.33	0.85%	184	365

42

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford SmallCap Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$964.10	$6.04	$1,000.00	$1,019.06	$6.21	1.22%	184	365
Class B	$1,000.00	$960.70	$9.83	$1,000.00	$1,015.17	$10.11	1.99%	184	365
Class C	$1,000.00	$960.60	$9.49	$1,000.00	$1,015.53	$9.75	1.92%	184	365
Class I	$1,000.00	$965.60	$4.66	$1,000.00	$1,020.47	$4.79	0.94%	184	365
Class R3	$1,000.00	$963.10	$7.37	$1,000.00	$1,017.69	$7.58	1.49%	184	365
Class R4	$1,000.00	$964.60	$5.79	$1,000.00	$1,019.31	$5.96	1.17%	184	365
Class R5	$1,000.00	$966.00	$4.31	$1,000.00	$1,020.82	$4.43	0.87%	184	365
Class R6	$1,000.00	$965.50	$4.61	$1,000.00	$1,020.52	$4.74	0.93%	184	365
Class Y	$1,000.00	$966.40	$3.82	$1,000.00	$1,021.32	$3.92	0.77%	184	365

The Hartford Value Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$938.60	$5.96	$1,000.00	$1,019.06	$6.21	1.22%	184	365
Class B	$1,000.00	$935.20	$9.61	$1,000.00	$1,015.28	$10.01	1.97%	184	365
Class C	$1,000.00	$935.30	$9.46	$1,000.00	$1,015.43	$9.86	1.94%	184	365
Class I	$1,000.00	$940.90	$4.11	$1,000.00	$1,020.97	$4.28	0.84%	184	365
Class R3	$1,000.00	$937.30	$7.37	$1,000.00	$1,017.59	$7.68	1.51%	184	365
Class R4	$1,000.00	$938.80	$5.82	$1,000.00	$1,019.21	$6.06	1.19%	184	365
Class R5	$1,000.00	$940.20	$4.40	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class Y	$1,000.00	$940.80	$3.86	$1,000.00	$1,021.22	$4.02	0.79%	184	365

43

The Hartford Capital Appreciation Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.7%
	Automobiles & Components - 2.3%
1,075,863	Delphi Automotive plc	$89,501,043
393,319	Fiat Chrysler Automobiles N.V. *	5,794,822
295,578	General Motors Co.	10,318,628
2,595,187	Goodyear Tire & Rubber Co.	85,225,941
415,600	Honda Motor Co., Ltd.	13,748,229
109,900	Magna International, Inc.	5,795,889
136,400	Thor Industries, Inc.	7,376,512
236,632	Volkswagen AG (Preference Shares)	28,404,133

		246,165,197

	Banks - 5.5%
8,248,825	Axis Bank Ltd.	59,781,545
2,353,021	Bank of America Corp.	39,483,692
284,636	BNP Paribas S.A.	17,248,144
2,284,728	Citigroup, Inc.	121,478,988
4,395,130	ICICI Bank Ltd.	18,584,773
61,000	ICICI Bank Ltd. ADR	525,820
52,600	Japan Post Bank Co., Ltd. *	632,054
3,089,853	JP Morgan Chase & Co.	198,523,055
164,195	M&T Bank Corp.	19,678,771
887,627	PNC Financial Services Group, Inc.	80,117,213
196,000	Sumitomo Mitsui Financial Group, Inc.	7,819,154
592,407	Wells Fargo & Co.	32,072,915

		595,946,124

	Capital Goods - 5.0%
150,638	3M Co.	23,681,800
89,753	AECOM *	2,645,021
1,170,871	AerCap Holdings N.V.	48,591,146
230,647	Airbus Group SE	16,061,160
500,660	Builders FirstSource, Inc. *	5,917,801
104,190	Danaher Corp.	9,721,969
216,947	DigitalGlobe, Inc.	3,239,019
1,804,230	DMG Mori Co., Ltd.	25,677,271
547,798	Eaton Corp. plc	30,627,386
189,120	Fortune Brands Home & Security, Inc.	9,896,650
274,655	Generac Holdings, Inc. *	8,668,112
203,425	General Electric Co.	5,883,051
806,800	HF Global, Inc. *(1)(2)	9,762,248
159,400	Honeywell International, Inc.	16,462,832
126,141	KLX, Inc. *	4,933,374
372,334	Lithium Technology Corp. *(1)(2)	2,040,390
117,711	Lockheed Martin Corp.	25,876,409
101,981	Northrop Grumman Corp.	19,146,933
1,289,772	Owens Corning	58,723,319
575,184	Raytheon Co.	67,526,602
265,022	Safran S.A.	20,129,493
622,800	Sanwa Holdings Corp.	5,037,667
38,686	Sulzer AG	3,909,054
160,312	TransDigm Group, Inc.	35,244,593
568,827	United Technologies Corp.	55,978,265
99,420	Wabco Holdings, Inc. *	11,157,907
144,178	WESCO International, Inc. *	7,054,630

		533,594,102

	Commercial & Professional Services - 0.4%
75,219	Clean Harbors, Inc. *	3,496,931
135,416	Equifax, Inc.	14,431,283
75,000	FTI Consulting, Inc.	2,550,750
308,595	Herman Miller, Inc.	9,791,719
4,595	Klarna Holding AB(1)(2)	466,082
55,865	Stericycle, Inc.	6,780,335
362,400	TriNet Group, Inc.	6,878,352

		44,395,452

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.7% - (continued)
	Consumer Durables & Apparel - 2.9%
423,560	Asics Corp.	$11,699,020
549,105	D.R. Horton, Inc.	16,165,651
218,542	Electrolux AB Series B	6,429,586
31,734,000	Global Brands Group Holding Ltd. *	6,579,243
359,913	Harman International Industries, Inc.	39,576,033
440,487	Kate Spade & Co. *	7,915,551
515,773	Lennar Corp. Class A	25,824,754
118,692	Luxottica Group S.p.A.	8,320,348
4,178,701	PulteGroup, Inc.	76,595,589
60,900	Ralph Lauren Corp.	6,745,893
981,000	Samsonite International S.A.	2,904,801
3,300,125	Sony Corp.	93,807,381
275,615	Vera Bradley, Inc.	3,447,944

		306,011,794

	Consumer Services - 3.5%
440,490	American Public Education, Inc. *	9,571,848
23,655	Chipotle Mexican Grill, Inc. *	15,144,641
477,093	Grand Canyon Education, Inc. *	19,827,985
1,512,160	Hilton Worldwide Holdings, Inc.	37,788,878
805,555	Las Vegas Sands Corp.	39,883,028
578,865	LifeLock, Inc. *	8,109,899
322,925	McDonald’s Corp.	36,248,331
1,292,400	Norwegian Cruise Line Holdings Ltd. *	82,222,488
886,841	Planet Fitness, Inc. Class A	14,490,982
943,200	Sands China Ltd.	3,396,418
1,278,408	Wyndham Worldwide Corp.	103,998,491
135,362	Wynn Resorts Ltd.	9,468,572

		380,151,561

	Diversified Financials - 5.1%
244,632	American Express Co.	17,921,740
78,970	Ameriprise Financial, Inc.	9,109,979
251,482	Banca Generali S.p.A.	7,745,576
59,212	Berkshire Hathaway, Inc. Class B	8,054,016
164,518	BlackRock, Inc.	57,905,400
2,675,000	Blackstone Group L.P.	88,435,500
68,873	Goldman Sachs Group, Inc.	12,913,688
61,306	Intercontinental Exchange, Inc.	15,473,634
455,375	LendingClub Corp. PIPE *	6,457,218
46,328	MarketAxess Holdings, Inc.	4,693,490
427,226	Markit, Ltd. *	13,030,393
787,332	McGraw Hill Financial, Inc.	72,938,436
1,009,260	MSCI, Inc.	67,620,420
252,841	Northern Trust Corp.	17,797,478
66,875	PJT Partners, Inc. Class A	1,437,813
377,900	PRA Group, Inc.	20,708,920
228,847	Raymond James Financial, Inc.	12,611,758
1,578,120	Springleaf Holdings, Inc. *	74,029,609
304,330	Waddell & Reed Financial, Inc. Class A	11,241,950
280,644	Wisdomtree Investments, Inc.	5,396,784
9,427,772	Zegona Communications plc *	20,492,724

		546,016,526

	Energy - 3.7%
57,900	Anadarko Petroleum Corp.	3,872,352
524,365	Atwood Oceanics, Inc.	8,678,241
436,950	Canadian Natural Resources Ltd.	10,145,979
496,103	Chevron Corp.	45,085,841
2,294,648	Cobalt International Energy, Inc. *	17,599,950
113,799	Continental Resources, Inc. *	3,858,924
105,100	Diamondback Energy, Inc. *	7,760,584
864,500	Ensco plc Class A	14,376,635
1,882,549	Halliburton Co.	72,252,231

The accompanying notes are an integral part of these financial statements.

44

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.7% - (continued)
	Energy - 3.7% - (continued)
111,321	Helmerich & Payne, Inc.	$6,264,033
165,402	HollyFrontier Corp.	8,099,736
1,173,087	Imperial Oil Ltd.	39,005,143
1,257,118	Karoon Gas Australia Ltd. *	1,577,789
405,415	Laredo Petroleum, Inc. *	4,654,164
324,500	Marathon Oil Corp.	5,964,310
1,733,972	McDermott International, Inc. *	7,993,611
116,529	National Oilwell Varco, Inc.	4,386,152
97,571	Newfield Exploration Co. *	3,921,378
344,070	Occidental Petroleum Corp.	25,646,978
385,585	Patterson-UTI Energy, Inc.	5,741,361
216,695	Pioneer Natural Resources Co.	29,717,552
299,340	QEP Resources, Inc.	4,627,796
352,745	Rice Energy, Inc. *	5,382,889
1,509,708	Southwestern Energy Co. *	16,667,176
948,917	Suncor Energy, Inc.	28,211,302
34,155	Superior Energy Services, Inc.	483,635
2,726,600	Trican Well Service Ltd. *	1,814,119
646,928	Whiting Petroleum Corp. *	11,146,569

		394,936,430

	Food & Staples Retailing - 0.2%
41,350	Ain Pharmaciez, Inc.	1,957,458
42,598	Costco Wholesale Corp.	6,735,596
313,730	Seven & I Holdings Co., Ltd.	14,251,125

		22,944,179

	Food, Beverage & Tobacco - 4.5%
49,038	Anheuser-Busch InBev N.V.	5,851,440
98,543	Anheuser-Busch InBev N.V. ADR	11,759,136
723,563	British American Tobacco plc	42,986,553
1,578,005	Coca-Cola Co.	66,828,512
1,416,081	ConAgra Foods, Inc.	57,422,085
1,492,603	Freshpet, Inc. *	14,552,879
1,070,611	Greencore Group plc	4,978,008
712,665	Molson Coors Brewing Co. Class B	62,785,786
3,450,937	Mondelez International, Inc. Class A	159,295,252
316,767	Monster Beverage Corp. *	43,181,677
446,625	Nomad Foods Ltd. *	6,520,725
81,405	Post Holdings, Inc. *	5,231,899

		481,393,952

	Health Care Equipment & Services - 3.9%
291,583	Acadia Healthcare Co., Inc. *	17,906,112
569,097	Becton Dickinson and Co.	81,107,705
453,970	Cardinal Health, Inc.	37,316,334
533,600	CareView Communications, Inc. *	166,910
157,377	Cerner Corp. *	10,432,521
36,900	Cigna Corp.	4,946,076
129,692	Dentsply International, Inc.	7,891,758
294,493	Edwards Lifesciences Corp.	46,279,575
140,200	Envision Healthcare Holdings, Inc. *	3,953,640
116,807	Essilor International S.A.	15,332,487
42,400	Express Scripts Holding Co.	3,662,512
1,023,567	HCA Holdings, Inc. *	70,411,174
442,372	IMS Health Holdings, Inc. *	12,041,366
131,900	McKesson Corp.	23,583,720
375,107	Medtronic plc	27,727,909
358,556	UnitedHealth Group, Inc.	42,230,726
79,340	Universal Health Services, Inc. Class B	9,686,621
64,100	Zimmer Biomet Holdings, Inc.	6,702,937

		421,380,083

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.7% - (continued)
	Household & Personal Products - 0.6%
5,227,595	Avon Products, Inc.	$21,067,208
136,706	Beiersdorf AG	12,983,771
50,400	Colgate-Palmolive Co.	3,344,040
338,333	Estee Lauder Cos., Inc. Class A	27,222,273
31,400	Kose Corp.	3,066,511

		67,683,803

	Insurance - 5.3%
1,475,271	ACE Ltd.	167,502,269
2,321,335	American International Group, Inc.	146,383,385
208,447	Arthur J Gallagher & Co.	9,115,387
3,365,000	China Life Insurance Co., Ltd. Class H	12,134,466
13,000	Japan Post Insurance Co., Ltd.	237,010
243,550	Lincoln National Corp.	13,032,361
16,501	Markel Corp.	14,322,868
582,037	Marsh & McLennan Cos., Inc.	32,442,743
996,662	MetLife, Inc.	50,211,832
349,242	Principal Financial Group, Inc.	17,517,979
1,025,700	Prudential Financial, Inc.	84,620,250
200,529	Torchmark Corp.	11,632,687
262,519	Unum Group	9,096,283

		568,249,520

	Materials - 3.1%
110,900	Bemis Co., Inc.	5,077,002
465,972	BRAAS Monier Building Group S.A.	12,199,683
102,700	Cabot Corp.	3,691,038
140,578	Celanese Corp. Series A	9,988,067
440,900	Chemours Co.	3,055,437
389,219	Constellium N.V. Class A *	1,467,356
190,100	Continental Gold, Inc. *	236,971
416,664	Huntsman Corp.	5,487,465
19,313,200	Ivanhoe Mines Ltd. Class A *	10,338,972
2,233,229	Louisiana-Pacific Corp. *	39,438,824
1,163,366	Methanex Corp.	46,426,777
764,430	Norbord, Inc.	14,445,599
770,135	Packaging Corp. of America	52,715,741
556,016	Platform Specialty Products Corp. *	5,804,807
376,412	Praxair, Inc.	41,815,609
277,978	Reliance Steel & Aluminum Co.	16,667,561
138,900	Rio Tinto plc ADR	5,071,239
680,880	Wacker Chemie AG	59,751,893

		333,680,041

	Media - 1.8%
259,795	CBS Corp. Class B	12,085,663
11,937	DISH Network Corp. Class A	751,673
325,695	Quebecor, Inc. Class B	7,669,126
5,123,287	Sky plc	86,459,154
84,743	Tribune Media Co. Class A	3,417,685
2,853,900	Twenty-First Century Fox, Inc. Class A	87,586,191

		197,969,492

	Pharmaceuticals, Biotechnology & Life Sciences - 13.2%
22,235	Agios Pharmaceuticals, Inc. *	1,620,042
249,828	Alkermes plc *	17,967,630
715,040	Allergan plc *	220,568,389
46,253	Alnylam Pharmaceuticals, Inc. *	3,975,445
93,890	Amgen, Inc.	14,851,520
821,189	Arena Pharmaceuticals, Inc. *	1,552,047
197,200	AstraZeneca plc	12,568,048
212,090	AstraZeneca plc ADR	6,763,550
86,052	Biogen, Inc. *	24,998,967

The accompanying notes are an integral part of these financial statements.

45

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.7% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 13.2% - (continued)
81,256	BioMarin Pharmaceutical, Inc.	$9,510,202
5,309,722	Bristol-Myers Squibb Co.	350,176,166
148,644	Celgene Corp. *	18,240,105
958,975	Eisai Co., Ltd.	59,983,491
64,069	Five Prime Therapeutics, Inc. *	2,059,818
213,170	Gilead Sciences, Inc.	23,050,072
352,200	ICON plc *	22,495,014
42,149	Illumina, Inc. *	6,039,109
131,305	Incyte Corp. *	15,432,277
560,961	Johnson & Johnson	56,673,890
4,976,115	Merck & Co., Inc.	271,994,446
2,717,213	Mylan N.V. *	119,801,921
69,750	Ono Pharmaceutical Co., Ltd.	9,555,379
41,700	Perrigo Co. plc	6,577,758
448,035	Portola Pharmaceuticals, Inc. *	21,330,946
22,777	PTC Therapeutics, Inc. *	566,464
55,664	Regeneron Pharmaceuticals, Inc. *	31,026,557
90,985	Roche Holding AG	24,702,324
1,877,915	Sun Pharmaceutical Industries Ltd.	25,536,079
174,928	TESARO, Inc. *	7,953,976
2,275,562	TherapeuticsMD, Inc. *	13,357,549
133,249	Vertex Pharmaceuticals, Inc. *	16,621,480

		1,417,550,661

	Real Estate - 1.3%
244,714	American Tower Corp. REIT	25,017,112
56,199	AvalonBay Communities, Inc. REIT	9,825,271
330,550	CBRE Group, Inc. Class A	12,322,904
365,321	Columbia Property Trust, Inc. REIT	9,074,574
272,600	Host Hotels & Resorts, Inc. REIT	4,724,158
22,425	Relo Holdings, Inc.	2,411,242
2,005,148	Vonovia SE	66,839,462
153,417	WeWork Companies, Inc. Class A *(1)(2)	4,541,235
189,905	Weyerhaeuser Co. REIT	5,569,914

		140,325,872

	Retailing - 5.4%
418,291	Advance Auto Parts, Inc.	83,001,483
236,375	Amazon.com, Inc. *	147,947,113
194,470	CarMax, Inc.	11,475,675
1,598,500	Chico’s FAS, Inc.	22,091,270
216,390	Dollar Tree, Inc.	14,171,381
1,940,969	Groupon, Inc. *	7,200,995
377,750	Home Depot, Inc.	46,705,010
12,011	Honest Co. *(1)(2)	494,607
51,552	HSN, Inc.	3,188,491
10,615	JAND, Inc. Class A *(1)(2)	109,725
127,677	L Brands, Inc.	12,254,439
378,882	Lowe’s Cos., Inc.	27,972,858
713,709	Michaels Cos., Inc.	16,686,516
21,100	Priceline Group, Inc. *	30,684,464
629,283	Signet Jewelers Ltd.	94,983,976
97,960	Staples, Inc.	1,272,500
626,898	TJX Cos., Inc.	45,882,665
152,898	TripAdvisor, Inc.	12,809,794
473,000	Tuesday Morning Corp.	2,558,930

		581,491,892

	Semiconductors & Semiconductor Equipment - 4.9%
738,138	Cypress Semiconductor Corp.	7,779,975
31,626,050	GCL-Poly Energy Holdings Ltd. *	6,532,330
5,232,824	Intel Corp.	177,183,421

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.7% - (continued)
	Semiconductors & Semiconductor Equipment - 4.9% - (continued)
161,028	Maxim Integrated Products, Inc.	$6,598,927
4,123,961	Micron Technology, Inc. *	68,292,794
1,479,144	NXP Semiconductors N.V. *	115,890,932
11,702	Qorvo, Inc.	514,069
126,981	Silicon Motion Technology Corp. ADR	4,036,726
335,606	SK Hynix, Inc.	8,981,563
1,579,350	Sumco Corp.	15,920,958
322,163	SunEdison Semiconductor Ltd. *	3,463,252
1,599,983	SunEdison, Inc. *	11,679,876
3,531,458	SunPower Corp. *	94,784,333
85,600	Synaptics, Inc.	7,283,704

		528,942,860

	Software & Services - 13.2%
446,003	Accenture plc Class A	47,811,522
4,976,616	Activision Blizzard, Inc.	172,987,172
1,135,376	Adobe Systems, Inc. *	100,662,436
200,811	Akamai Technologies, Inc. *	12,213,325
951,281	Alibaba Group Holding Ltd. ADR *	79,745,886
36,624	Alphabet, Inc. Class A *	27,006,171
287,029	Alphabet, Inc. Class C *	204,023,084
50,581	Apigee Corp.	488,107
267,385	Automatic Data Processing, Inc.	23,259,821
376,969	Baidu, Inc. ADR *	70,670,378
222,300	Blackhawk Network Holdings, Inc.	9,465,534
215,200	Cognizant Technology Solutions Corp. Class A *	14,657,272
319,378	CoStar Group, Inc.	64,856,090
186,640	Envestnet, Inc. *	5,573,070
596,651	Everyday Health, Inc. *	5,608,519
1,770,226	Facebook, Inc. Class A *	180,509,945
637,259	Genpact Ltd. *	15,791,278
635,219	Gogo, Inc. *	8,975,645
3,337,731	Microsoft Corp.	175,698,160
374,370	Nintendo Co., Ltd.	59,849,259
1,379,759	Optimal Payments plc *	6,445,987
176,203	Pandora Media, Inc. *	2,028,097
1,091,206	Quotient Technology, Inc. *	6,045,281
161,194	Salesforce.com, Inc. *	12,526,386
177,478	ServiceNow, Inc. *	14,491,079
122,065	Shutterstock, Inc. *	3,476,411
280,905	Verint Systems, Inc. *	13,365,460
172,575	VeriSign, Inc.	13,909,545
1,267,848	Web.com Group, Inc. *	29,756,393
212,086	Workday, Inc. Class A	16,748,431
221,300	Yandex N.V. Class A *	3,562,930
70,276	Zillow Group, Inc. Class A *	2,165,204
372,002	Zillow Group, Inc. Class C *	10,300,735

		1,414,674,613

	Technology Hardware & Equipment - 2.6%
1,130,790	Alps Electric Co., Ltd.	35,098,794
239,909	Amphenol Corp. Class A	13,007,866
154,995	Apple, Inc.	18,521,903
554,361	ARRIS Group, Inc.	15,666,242
512,023	Belden, Inc.	32,784,833
489,910	CDW Corp. of Delaware	21,894,078
3,807,379	Cisco Systems, Inc.	109,842,884
105,555	F5 Networks, Inc.	11,632,161
1,139,910	ParkerVision, Inc. *	239,837
6,400	Pure Storage, Inc. Class A *	112,832
6,596	Samsung Electronics Co., Ltd.	7,911,411

The accompanying notes are an integral part of these financial statements.

46

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.7% - (continued)
	Technology Hardware & Equipment - 2.6% - (continued)
307,864	Stratasys Ltd. *	$7,850,532
116,311	Western Digital Corp.	7,771,901

		282,335,274

	Telecommunication Services - 0.4%
62,085	SoftBank Group Corp.	3,478,493
123,429	T-Mobile US, Inc.	4,676,725
666,223	Verizon Communications, Inc.	31,232,534

		39,387,752

	Transportation - 4.8%
83,539	Alaska Air Group, Inc.	6,369,849
254,680	American Airlines Group, Inc.	11,771,309
454,700	Canadian National Railway Co.	27,773,699
271,300	CSX Corp.	7,322,387
479,540	FedEx Corp.	74,832,217
150,600	Genesee & Wyoming, Inc. Class A *	10,105,260
5,178,400	Hertz Global Holdings, Inc.	100,978,800
6,905	JEJUAIR Co., Ltd. *	181,702
369,100	Landstar System, Inc.	23,268,064
1,584,954	Scorpio Bulkers, Inc. *	2,218,936
2,116,452	Swift Transportation Co. *	33,080,145
432,680	Union Pacific Corp.	38,659,958
1,887,200	United Continental Holdings, Inc. *	113,817,032
553,649	United Parcel Service, Inc. Class B	57,036,920
471,980	XPO Logistics, Inc. *	13,102,165

		520,518,443

	Utilities - 1.1%
27,187,000	China Longyuan Power Group Corp. Ltd. Class H	24,855,595
383,922	Dominion Resources, Inc.	27,423,549
543,537	Exelon Corp.	15,175,553
237,700	OGE Energy Corp.	6,776,827
349,710	PG&E Corp.	18,674,514
810,124	Xcel Energy, Inc.	28,864,718

		121,770,756

	Total Common Stocks (cost $9,722,806,940)	$10,187,516,379

EXCHANGE TRADED FUNDS - 0.3%
	Other Investment Pools & Funds - 0.3%
132,241	SPDR S&P 500 ETF Trust	$27,496,871

	Total Exchange Traded Funds (cost $26,355,631)	$27,496,871

PREFERRED STOCKS - 2.7%
	Consumer Durables & Apparel - 0.0%
83,332	One Kings Lane, Inc. *(1)(2)	$1,134,149

	Consumer Services - 0.2%
10,074	Airbnb, Inc. Series E *(1)(2)	844,050
244,180	Draftkings, Inc. *(1)(2)	1,590,979
952,691	Draftkings, Inc. Series D *(1)(2)	6,207,353
1,939,742	Draftkings, Inc. Series D-1 *(1)(2)	12,638,583

		21,280,965

	Diversified Financials - 0.2%
1,161,507	Social Finance, Inc.(1)(2)	16,491,855

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 2.7% - (continued)
	Health Care Equipment & Services - 0.1%
510,894	Invuity, Inc. *(1)(2)	$6,697,404
95,683	Moderna Therapeutics, Inc. *(1)(2)	5,310,693

		12,008,097

	Materials - 0.0%
33,739	Rubicon Minerals Corp.(1)(2)	577,241

	Media - 0.0%
25,200	Harvey Weinstein Co. Holdings *(1)(2)	—

	Real Estate - 0.4%
245,862	Redfin Corp. Series G *(1)(2)	729,701
762,484	WeWork Companies, Inc. Class D-1 *(1)(2)	22,569,984
599,094	WeWork Companies, Inc. Class D-2 *(1)(2)	17,733,542

		41,033,227

	Retailing - 0.5%
44,867	Forward Ventures, Inc. *(1)(2)	1,770,003
278,194	Honest Co. *(1)(2)	11,455,890
23,702	JAND, Inc. Series D *(1)(2)	245,002
770,636	Tory Burch LLC *(1)(2)	42,030,465

		55,501,360

	Software & Services - 1.0%
143,626	Birst, Inc. Series F *(1)(2)	755,013
25,867	Cloudera, Inc. *(1)(2)	785,063
18,389	Dropbox, Inc. Series C *(1)(2)	364,838
566,622	Essence Group Holdings Corp. *(1)(2)	917,928
12,426	General Assembly Space, Inc. *(1)(2)	548,220
77,707	Lookout, Inc. Series F *(1)(2)	641,083
95,031	MarkLogic Corp. Series F *(1)(2)	1,110,912
118,110	Nutanix, Inc. *(1)(2)	2,125,980
457,210	Pinterest, Inc. Series G *(1)(2)	14,770,587
47,064	Sharecare *(1)(2)	10,583,893
2,000,820	Uber Technologies, Inc. *(1)(2)	71,378,653
58,205	Veracode, Inc. *(1)(2)	1,731,017
306,876	Zuora, Inc. Series F *(1)(2)	1,049,323

		106,762,510

	Technology Hardware & Equipment - 0.3%
1,219,639	Pure Storage, Inc. *(1)(2)	19,626,763
5,362,869	Rethink Robotics, Inc. *(1)(2)	14,962,404

		34,589,167

	Telecommunication Services - 0.0%
1,923	DocuSign, Inc. Series B *(1)(2)	37,479
576	DocuSign, Inc. Series B-1 *(1)(2)	11,226
1,383	DocuSign, Inc. Series D *(1)(2)	26,955
35,761	DocuSign, Inc. Series E *(1)(2)	696,982
6,398	DocuSign, Inc. Series F *(1)(2)	124,697

		897,339

	Total Preferred Stocks (cost $277,762,169)	$290,275,910

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
28,025	Honest Co. Series C *(1)(2)	$1,154,055

	Total Convertible Preferred Stocks (cost $758,281)	$1,154,055

	Total Long-Term Investments (cost $10,027,683,021)	$10,506,443,215

The accompanying notes are an integral part of these financial statements.

47

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.9%
	Other Investment Pools & Funds - 1.9%
209,976,913	Fidelity Money Market Class 1	$209,976,913

	Total Short-Term Investments (cost $209,976,913)	$209,976,913

Total Investments (cost $10,237,659,934) ^	99.6%	$10,716,420,128
Other Assets and Liabilities	0.4%	42,139,378

Total Net Assets	100.0%	$10,758,559,506

The accompanying notes are an integral part of these financial statements.

48

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools and Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $10,306,091,441 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,117,456,811
Unrealized Depreciation	(707,128,124)

Net Unrealized Appreciation	$410,328,687

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2015, the aggregate fair value of these securities was $308,844,252, which represents 2.9% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
07/2015	10,074	Airbnb, Inc. Series E Preferred	$937,833
03/2015	143,626	Birst, Inc. Series F Preferred	838,905
02/2014	25,867	Cloudera, Inc. Preferred	376,623
02/2014	1,923	DocuSign, Inc. Series B Preferred	25,253
02/2014	576	DocuSign, Inc. Series B-1 Preferred	7,564
02/2014	1,383	DocuSign, Inc. Series D Preferred	18,162
02/2014	35,761	DocuSign, Inc. Series E Preferred	469,628
04/2015	6,398	DocuSign, Inc. Series F Preferred	122,158
12/2014	244,180	Draftkings, Inc. Preferred	439,837
08/2015	952,691	Draftkings, Inc. Series D Preferred	5,131,092
08/2015	1,939,742	Draftkings, Inc. Series D-1 Preferred	14,868,916
01/2014	18,389	Dropbox, Inc. Series C Preferred	351,252
05/2014	566,622	Essence Group Holdings Corp. Preferred	895,999
11/2014	44,867	Forward Ventures, Inc. Preferred	1,396,764
07/2015	12,426	General Assembly Space, Inc. Preferred	609,134
06/2015	806,800	HF Global, Inc.	10,846,942
10/2005	25,200	Harvey Weinstein Co. Holdings Preferred	23,636,380
01/2015	12,011	Honest Co.	324,985
08/2015	278,194	Honest Co. Preferred	12,728,767
08/2014	28,025	Honest Co. Series C Convertible Preferred	758,281
02/2015	510,894	Invuity, Inc. Preferred	7,000,015
04/2015	10,615	JAND, Inc. Class A	121,916
04/2015	23,702	JAND, Inc. Series D Preferred	272,225
08/2015	4,595	Klarna Holding AB	503,982
08/2014	372,334	Lithium Technology Corp.	1,814,756
07/2014	77,707	Lookout, Inc. Series F Preferred	887,655
04/2015	95,031	MarkLogic Corp. Series F Preferred	1,103,709
12/2014	95,683	Moderna Therapeutics, Inc. Preferred	5,900,771
08/2014	118,110	Nutanix, Inc. Preferred	1,582,260
01/2014	83,332	One Kings Lane, Inc. Preferred	1,284,729
03/2015	457,210	Pinterest, Inc. Series G Preferred	16,411,763

The accompanying notes are an integral part of these financial statements.

49

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2015

Period Acquired	Shares/Par	Security	Cost
04/2014	1,219,639	Pure Storage, Inc. Preferred	$19,179,921
12/2014	245,862	Redfin Corp. Series G Preferred	810,779
03/2015	5,362,869	Rethink Robotics, Inc. Preferred	13,365,342
09/2015	33,739	Rubicon Minerals Corp. Preferred	673,447
03/2015	47,064	Sharecare Preferred	11,759,882
09/2015	1,161,507	Social Finance, Inc. Preferred	18,324,283
11/2013	770,636	Tory Burch LLC Preferred	60,399,725
06/2014	2,000,820	Uber Technologies, Inc. Preferred	31,038,821
08/2014	58,205	Veracode, Inc. Preferred	1,074,808
12/2014	153,417	WeWork Companies, Inc. Class A	2,554,571
12/2014	762,484	WeWork Companies, Inc. Class D-1 Preferred	12,696,243
12/2014	599,094	WeWork Companies, Inc. Class D-2 Preferred	9,975,610
01/2015	306,876	Zuora, Inc. Series F Preferred	1,165,914

			$294,687,602

At October 31, 2015, the aggregate value of these securities were $308,844,252, which represents 2.9% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Buy	12/16/15	GSC	$14,557,389	$14,301,103	$(256,286)
EUR	Sell	12/16/15	HSBC	42,249,253	41,375,805	873,448
EUR	Sell	12/16/15	JPM	42,248,689	41,375,805	872,884
EUR	Sell	12/16/15	NAB	42,246,232	41,387,910	858,322
GBP	Sell	12/16/15	JPM	10,581,354	10,621,010	(39,656)
JPY	Buy	11/04/15	SSG	878,269	869,093	(9,176)
JPY	Buy	12/16/15	NAB	13,913,525	13,762,018	(151,507)
JPY	Buy	12/16/15	HSBC	13,913,942	13,762,027	(151,915)
JPY	Sell	12/16/15	HSBC	49,960,907	49,901,471	59,436

Total						$2,055,550

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
NAB	National Australia Bank Limited
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

50

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$246,165,197	$198,218,013	$47,947,184	$—
Banks	595,946,124	492,512,508	103,433,616	—
Capital Goods	533,594,102	450,976,819	70,814,645	11,802,638
Commercial & Professional Services	44,395,452	43,929,370	—	466,082
Consumer Durables & Apparel	306,011,794	179,176,216	126,835,578	—
Consumer Services	380,151,561	376,755,143	3,396,418	—
Diversified Financials	546,016,526	538,270,950	7,745,576	—
Energy	394,936,430	393,358,641	1,577,789	—
Food & Staples Retailing	22,944,179	6,735,596	16,208,583	—
Food, Beverage & Tobacco	481,393,952	427,577,951	53,816,001	—
Health Care Equipment & Services	421,380,083	406,047,596	15,332,487	—
Household & Personal Products	67,683,803	51,633,521	16,050,282	—
Insurance	568,249,520	556,115,054	12,134,466	—
Materials	333,680,041	261,728,465	71,951,576	—
Media	197,969,492	111,510,338	86,459,154	—
Pharmaceuticals, Biotechnology & Life Sciences	1,417,550,661	1,285,205,340	132,345,321	—
Real Estate	140,325,872	66,533,933	69,250,704	4,541,235
Retailing	581,491,892	580,887,560	—	604,332
Semiconductors & Semiconductor Equipment	528,942,860	497,508,009	31,434,851	—
Software & Services	1,414,674,613	1,348,379,367	66,295,246	—
Technology Hardware & Equipment	282,335,274	239,325,069	43,010,205	—
Telecommunication Services	39,387,752	35,909,259	3,478,493	—
Transportation	520,518,443	520,518,443	—	—
Utilities	121,770,756	96,915,161	24,855,595	—
Exchange Traded Funds	27,496,871	27,496,871	—	—
Preferred Stocks	290,275,910	—	—	290,275,910
Convertible Preferred Stocks	1,154,055	—	—	1,154,055
Short-Term Investments	209,976,913	209,976,913	—	—
Foreign Currency Contracts(2)	2,664,090	—	2,664,090	—

Total	$10,719,084,218	$9,403,202,106	$1,007,037,860	$308,844,252

Liabilities
Foreign Currency Contracts(2)	$(608,540)	$—	$(608,540)	$—

Total	$(608,540)	$—	$(608,540)	$—

(1)	For the year ended October 31, 2015, investments valued at $5,709,771 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

51

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2015

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Common Stocks	Preferred Stocks	Convertible Preferred Stocks	Total
Beginning balance	$7,743,635	$106,206,276	$682,453	$114,632,364
Purchases	14,868,641	136,533,384	—	151,402,025
Sales	—	(4,700,306)	—	(4,700,306)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	—	1,010,161	—	1,010,161
Net change in unrealized appreciation/(depreciation)	1,064,379	51,226,395	471,602	52,762,376
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	(6,262,368)	—	—	(6,262,368)

Ending balance	$17,414,287	$290,275,910	$1,154,055	$308,844,252

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $52,642,225.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

52

Hartford Core Equity Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 91.7%
	Banks - 7.9%
480,663	Bank of America Corp.	$8,065,525
134,487	Citigroup, Inc.	7,150,674
394,960	EverBank Financial Corp.	6,817,010
190,065	JP Morgan Chase & Co.	12,211,676
104,770	PNC Financial Services Group, Inc.	9,456,540

		43,701,425

	Capital Goods - 3.5%
90,450	AMETEK, Inc.	4,958,469
23,700	Fortune Brands Home & Security, Inc.	1,240,221
72,286	Honeywell International, Inc.	7,465,698
63,729	Illinois Tool Works, Inc.	5,859,244

		19,523,632

	Commercial & Professional Services - 3.4%
77,023	Equifax, Inc.	8,208,341
106,731	Nielsen Holdings plc	5,070,790
72,594	Verisk Analytics, Inc. Class A *	5,198,456

		18,477,587

	Consumer Durables & Apparel - 1.4%
118,233	VF Corp.	7,983,092

	Consumer Services - 2.2%
10,259	Chipotle Mexican Grill, Inc. *	6,568,119
86,417	Starbucks Corp.	5,407,112

		11,975,231

	Diversified Financials - 0.8%
48,915	McGraw Hill Financial, Inc.	4,531,486

	Energy - 2.5%
28,693	Anadarko Petroleum Corp.	1,918,988
43,270	Concho Resources, Inc. *	5,015,425
77,568	EOG Resources, Inc.	6,659,213

		13,593,626

	Food & Staples Retailing - 5.9%
73,716	Costco Wholesale Corp.	11,655,974
133,043	CVS Health Corp.	13,141,988
204,280	Kroger Co.	7,721,784

		32,519,746

	Food, Beverage & Tobacco - 5.2%
174,353	Altria Group, Inc.	10,543,126
257,250	Mondelez International, Inc. Class A	11,874,660
44,414	Monster Beverage Corp. *	6,054,516

		28,472,302

	Health Care Equipment & Services - 5.9%
44,125	Aetna, Inc.	5,064,667
100,906	Cerner Corp. *	6,689,059
99,043	Envision Healthcare Holdings, Inc. *	2,793,013
51,042	McKesson Corp.	9,126,310
74,718	UnitedHealth Group, Inc.	8,800,286

		32,473,335

	Household & Personal Products - 2.9%
111,900	Colgate-Palmolive Co.	7,424,565
109,829	Estee Lauder Cos., Inc. Class A	8,836,841

		16,261,406

	Insurance - 4.6%
93,648	ACE Ltd.	10,632,794
136,409	American International Group, Inc.	8,601,952

Shares or Principal Amount		Market Value†
COMMON STOCKS - 91.7% - (continued)
	Insurance - 4.6% - (continued)
166,853	XL Group plc	$6,353,762

		25,588,508

	Materials - 3.4%
42,418	Airgas, Inc.	4,078,915
124,131	Crown Holdings, Inc. *	6,583,908
29,812	Sherwin-Williams Co.	7,954,736

		18,617,559

	Media - 1.8%
155,209	Comcast Corp. Class A	9,733,156

	Pharmaceuticals, Biotechnology & Life Sciences - 7.9%
32,187	Allergan plc *	9,928,724
9,375	Biogen, Inc. *	2,723,531
151,908	Bristol-Myers Squibb Co.	10,018,333
87,552	Eli Lilly & Co.	7,141,617
49,311	Gilead Sciences, Inc.	5,331,998
158,349	Merck & Co., Inc.	8,655,356

		43,799,559

	Retailing - 7.4%
10,270	AutoZone, Inc. *	8,055,891
106,528	Dollar Tree, Inc. *	6,976,519
132,435	Lowe’s Cos., Inc.	9,777,676
160,252	Ross Stores, Inc.	8,105,546
111,248	TJX Cos., Inc.	8,142,241

		41,057,873

	Software & Services - 16.0%
75,383	Accenture plc Class A	8,081,058
172,234	Activision Blizzard, Inc.	5,986,854
15,750	Alliance Data Systems Corp. *	4,682,633
15,897	Alphabet, Inc. Class A *	11,722,289
11,783	Alphabet, Inc. Class C *	8,375,474
103,657	Automatic Data Processing, Inc.	9,017,122
51,631	Fiserv, Inc. *	4,982,908
198,683	Genpact Ltd. *	4,923,365
32,994	Intuit, Inc.	3,214,605
89,042	Jack Henry & Associates, Inc.	6,886,508
69,333	Mastercard, Inc. Class A	6,863,274
261,224	Microsoft Corp.	13,750,831

		88,486,921

	Technology Hardware & Equipment - 4.0%
111,852	Apple, Inc.	13,366,314
309,923	Cisco Systems, Inc.	8,941,279

		22,307,593

	Transportation - 1.0%
34,297	FedEx Corp.	5,352,047

	Utilities - 4.0%
140,123	American Electric Power Co., Inc.	7,937,968
83,766	NextEra Energy, Inc.	8,599,417
88,307	Pinnacle West Capital Corp.	5,608,378

		22,145,763

	Total Common Stocks (cost $462,575,870)	$506,601,847

	Total Long-Term Investments (cost $462,575,870)	$506,601,847

The accompanying notes are an integral part of these financial statements.

53

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 3.9%
	Other Investment Pools & Funds - 3.9%
21,399,500	Fidelity Money Market Class 1	$21,399,500

	Total Short-Term Investments (cost $21,399,500)	$21,399,500

Total Investments (cost $483,975,370) ^	95.6%	$528,001,347
Other Assets and Liabilities	4.4%	24,038,868

Total Net Assets	100.0%	$552,040,215

The accompanying notes are an integral part of these financial statements.

54

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $484,446,917 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$49,063,103
Unrealized Depreciation	(5,508,673)

Net Unrealized Appreciation	$43,554,430

*	Non-income producing.

Futures Contracts Outstanding at October 31, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	153	12/18/2015	$15,865,100	$15,863,805	$(1,295)

Total futures contracts					$(1,295)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

55

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$43,701,425	$43,701,425	$—	$—
Capital Goods	19,523,632	19,523,632	—	—
Commercial & Professional Services	18,477,587	18,477,587	—	—
Consumer Durables & Apparel	7,983,092	7,983,092	—	—
Consumer Services	11,975,231	11,975,231	—	—
Diversified Financials	4,531,486	4,531,486	—	—
Energy	13,593,626	13,593,626	—	—
Food & Staples Retailing	32,519,746	32,519,746	—	—
Food, Beverage & Tobacco	28,472,302	28,472,302	—	—
Health Care Equipment & Services	32,473,335	32,473,335	—	—
Household & Personal Products	16,261,406	16,261,406	—	—
Insurance	25,588,508	25,588,508	—	—
Materials	18,617,559	18,617,559	—	—
Media	9,733,156	9,733,156	—	—
Pharmaceuticals, Biotechnology & Life Sciences	43,799,559	43,799,559	—	—
Retailing	41,057,873	41,057,873	—	—
Software & Services	88,486,921	88,486,921	—	—
Technology Hardware & Equipment	22,307,593	22,307,593	—	—
Transportation	5,352,047	5,352,047	—	—
Utilities	22,145,763	22,145,763	—	—
Short-Term Investments	21,399,500	21,399,500	—	—

Total	$528,001,347	$528,001,347	$—	$—

Liabilities
Futures Contracts(2)	$(1,295)	$(1,295)	$—	$—

Total	$(1,295)	$(1,295)	$—	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

56

The Hartford Dividend and Growth Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2%
	Automobiles & Components - 1.3%
6,938,710	Ford Motor Co.	$102,762,295

	Banks - 12.1%
5,994,861	Bank of America Corp.	100,593,767
1,042,650	Bank of Nova Scotia	48,983,697
1,611,420	Citigroup, Inc.	85,679,201
2,929,780	JP Morgan Chase & Co.	188,238,365
1,451,441	PNC Financial Services Group, Inc.	131,007,065
817,555	US Bancorp	34,484,470
6,408,040	Wells Fargo & Co.	346,931,286

		935,917,851

	Capital Goods - 6.2%
707,075	Caterpillar, Inc.	51,609,404
1,118,090	Eaton Corp. plc	62,512,412
2,045,969	General Electric Co.	59,169,423
1,055,060	Honeywell International, Inc.	108,966,597
261,419	Illinois Tool Works, Inc.	24,034,863
257,750	Lockheed Martin Corp.	56,661,182
411,694	Raytheon Co.	48,332,876
670,851	United Technologies Corp.	66,018,447

		477,305,204

	Commercial & Professional Services - 1.7%
382,305	Equifax, Inc.	40,742,244
1,971,970	Nielsen Holdings plc	93,688,295

		134,430,539

	Consumer Services - 0.7%
1,592,059	Hilton Worldwide Holdings, Inc.	39,785,554
335,052	Las Vegas Sands Corp.	16,588,425

		56,373,979

	Diversified Financials - 2.6%
311,830	Ameriprise Financial, Inc.	35,972,709
328,330	BlackRock, Inc.	115,562,310
641,200	Northern Trust Corp.	45,134,068

		196,669,087

	Energy - 9.0%
958,730	Anadarko Petroleum Corp.	64,119,862
1,277,640	Canadian Natural Resources Ltd.	29,666,801
1,837,060	Chevron Corp.	166,952,013
630,210	EOG Resources, Inc.	54,103,528
1,906,098	Exxon Mobil Corp.	157,710,548
1,226,980	Hess Corp.	68,968,546
1,344,900	Imperial Oil Ltd.	44,717,925
1,895,450	Marathon Oil Corp.	34,838,371
439,491	Schlumberger Ltd.	34,350,617
885,139	Total S.A. ADR	42,690,254

		698,118,465

	Food & Staples Retailing - 3.1%
1,621,580	CVS Health Corp.	160,179,672
950,250	Wal-Mart Stores, Inc.	54,392,310
318,007	Walgreens Boots Alliance, Inc.	26,928,833

		241,500,815

	Food, Beverage & Tobacco - 4.1%
2,012,780	Coca-Cola Co.	85,241,233
1,630,500	Mondelez International, Inc. Class A	75,263,880
730,010	PepsiCo, Inc.	74,599,722
931,255	Philip Morris International, Inc.	82,322,942

		317,427,777

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Health Care Equipment & Services - 4.7%
1,627,710	Baxter International, Inc.	$60,860,077
1,123,810	Cardinal Health, Inc.	92,377,182
1,763,110	Medtronic plc	130,329,091
681,616	UnitedHealth Group, Inc.	80,280,733

		363,847,083

	Household & Personal Products - 0.5%
630,130	Colgate-Palmolive Co.	41,809,125

	Insurance - 7.1%
1,510,750	ACE Ltd.	171,530,555
1,281,880	Marsh & McLennan Cos., Inc.	71,451,991
1,441,695	MetLife, Inc.	72,632,594
1,861,375	Principal Financial Group, Inc.	93,366,570
1,666,590	Prudential Financial, Inc.	137,493,675

		546,475,385

	Materials - 1.7%
865,290	Celanese Corp. Series A	61,478,855
1,579,150	International Paper Co.	67,413,913

		128,892,768

	Media - 3.3%
3,244,642	Comcast Corp. Class A	203,179,482
1,643,796	Twenty-First Century Fox, Inc. Class A	50,448,099

		253,627,581

	Pharmaceuticals, Biotechnology & Life Sciences - 11.2%
3,216,510	AstraZeneca plc ADR	102,574,504
2,204,340	Bristol-Myers Squibb Co.	145,376,223
993,880	Eli Lilly & Co.	81,070,792
1,487,627	Johnson & Johnson	150,294,956
4,877,558	Merck & Co., Inc.	266,607,320
3,632,293	Pfizer, Inc.	122,844,149

		868,767,944

	Retailing - 1.1%
1,179,020	Lowe’s Cos., Inc.	87,047,047

	Semiconductors & Semiconductor Equipment - 2.6%
4,976,930	Intel Corp.	168,518,850
624,700	Texas Instruments, Inc.	35,432,984

		203,951,834

	Software & Services - 7.4%
979,735	Accenture plc Class A	105,027,592
221,767	Alphabet, Inc. Class A *	163,528,768
5,253,082	Microsoft Corp.	276,522,237
604,200	Oracle Corp.	23,467,128

		568,545,725

	Technology Hardware & Equipment - 4.7%
967,075	Apple, Inc.	115,565,462
674,940	Avnet, Inc.	30,662,524
4,823,675	Cisco Systems, Inc.	139,163,024
578,400	Qualcomm, Inc.	34,368,528
653,090	Western Digital Corp.	43,639,474

		363,399,012

	Telecommunication Services - 2.6%
4,263,420	Verizon Communications, Inc.	199,869,130

	Transportation - 4.5%
473,876	Canadian National Railway Co.	28,949,085
2,462,302	CSX Corp.	66,457,531
1,356,680	Delta Air Lines, Inc.	68,973,611

The accompanying notes are an integral part of these financial statements.

57

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Transportation - 4.5% - (continued)
358,110	FedEx Corp.	$55,883,066
1,255,173	United Parcel Service, Inc. Class B	129,307,922

		349,571,215

	Utilities - 4.0%
1,063,615	Dominion Resources, Inc.	75,974,020
1,081,377	Edison International	65,444,936
1,850,475	Exelon Corp.	51,665,262
950,505	NextEra Energy, Inc.	97,578,843
1,439,580	NRG Energy, Inc.	18,556,186

		309,219,247

	Total Common Stocks (cost $5,654,476,992)	$7,445,529,108

	Total Long-Term Investments (cost $5,654,476,992)	$7,445,529,108

SHORT-TERM INVESTMENTS - 3.6%
	Other Investment Pools & Funds - 3.6%
279,377,250	BlackRock Liquidity Funds TempFund Portfolio	$279,377,250

	Total Short-Term Investments (cost $279,377,250)	$279,377,250

Total Investments (cost $5,933,854,242) ^	99.8%	$7,724,906,358
Other Assets and Liabilities	0.2%	15,969,268

Total Net Assets	100.0%	$7,740,875,626

The accompanying notes are an integral part of these financial statements.

58

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $5,949,964,674 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,004,749,609
Unrealized Depreciation	(229,807,925)

Net Unrealized Appreciation	$1,774,941,684

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

59

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$102,762,295	$102,762,295	$—	$—
Banks	935,917,851	935,917,851	—	—
Capital Goods	477,305,204	477,305,204	—	—
Commercial & Professional Services	134,430,539	134,430,539	—	—
Consumer Services	56,373,979	56,373,979	—	—
Diversified Financials	196,669,087	196,669,087	—	—
Energy	698,118,465	698,118,465	—	—
Food & Staples Retailing	241,500,815	241,500,815	—	—
Food, Beverage & Tobacco	317,427,777	317,427,777	—	—
Health Care Equipment & Services	363,847,083	363,847,083	—	—
Household & Personal Products	41,809,125	41,809,125	—	—
Insurance	546,475,385	546,475,385	—	—
Materials	128,892,768	128,892,768	—	—
Media	253,627,581	253,627,581	—	—
Pharmaceuticals, Biotechnology & Life Sciences	868,767,944	868,767,944	—	—
Retailing	87,047,047	87,047,047	—	—
Semiconductors & Semiconductor Equipment	203,951,834	203,951,834	—	—
Software & Services	568,545,725	568,545,725	—	—
Technology Hardware & Equipment	363,399,012	363,399,012	—	—
Telecommunication Services	199,869,130	199,869,130	—	—
Transportation	349,571,215	349,571,215	—	—
Utilities	309,219,247	309,219,247	—	—
Short-Term Investments	279,377,250	279,377,250	—	—

Total	$7,724,906,358	$7,724,906,358	$—	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

60

The Hartford Equity Income Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9%
	Banks - 13.6%
998,930	BB&T Corp.	$37,110,250
1,854,420	JP Morgan Chase & Co.	119,146,485
500,305	M&T Bank Corp.	59,961,554
977,795	PNC Financial Services Group, Inc.	88,255,777
954,740	US Bancorp	40,270,933
2,528,350	Wells Fargo & Co.	136,884,869

		481,629,868

	Capital Goods - 10.6%
310,245	3M Co.	48,773,617
378,690	Caterpillar, Inc.	27,640,583
1,198,185	Eaton Corp. plc	66,990,523
3,006,820	General Electric Co.	86,957,235
379,650	Honeywell International, Inc.	39,210,252
374,700	Raytheon Co.	43,989,780
606,630	United Technologies Corp.	59,698,458

		373,260,448

	Commercial & Professional Services - 0.6%
416,710	Waste Management, Inc.	22,402,330

	Consumer Services - 1.1%
332,400	McDonald’s Corp.	37,311,900

	Diversified Financials - 3.6%
267,620	Ameriprise Financial, Inc.	30,872,643
193,635	BlackRock, Inc.	68,153,711
809,720	Invesco Ltd.	26,858,412

		125,884,766

	Energy - 11.2%
981,650	Chevron Corp.	89,212,352
771,520	Enbridge, Inc.	32,936,189
1,040,680	Exxon Mobil Corp.	86,105,863
1,468,360	Marathon Oil Corp.	26,988,457
575,255	Occidental Petroleum Corp.	42,879,508
511,780	Phillips 66	45,574,009
2,479,390	Suncor Energy, Inc.	73,712,264

		397,408,642

	Food & Staples Retailing - 0.5%
328,400	Wal-Mart Stores, Inc.	18,797,616

	Food, Beverage & Tobacco - 6.3%
915,350	British American Tobacco plc	54,380,532
1,043,350	Coca-Cola Co.	44,185,873
263,540	Diageo plc ADR	30,328,183
836,205	Kraft Heinz Co.	65,198,904
304,955	Philip Morris International, Inc.	26,958,022

		221,051,514

	Household & Personal Products - 0.6%
257,865	Procter & Gamble Co.	19,695,729

	Insurance - 7.1%
693,800	ACE Ltd.	78,774,052
1,606,850	Marsh & McLennan Cos., Inc.	89,565,819
978,020	MetLife, Inc.	49,272,648
697,900	Principal Financial Group, Inc.	35,006,664

		252,619,183

	Materials - 2.2%
680,570	Dow Chemical Co.	35,165,052
484,395	Nucor Corp.	20,489,909
322,930	Packaging Corp. of America	22,104,558

		77,759,519

	Media - 0.9%
812,215	Thomson Reuters Corp.	33,317,059

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.4%
1,088,940	AstraZeneca plc ADR	$34,726,297
557,910	Bristol-Myers Squibb Co.	36,794,164
1,077,650	Johnson & Johnson	108,874,979
1,938,415	Merck & Co., Inc.	105,953,764
296,396	Novartis AG	26,850,114
2,490,146	Pfizer, Inc.	84,216,738
154,856	Roche Holding AG	42,043,228

		439,459,284

	Retailing - 3.5%
995,020	Home Depot, Inc.	123,024,273

	Semiconductors & Semiconductor Equipment - 5.0%
579,500	Analog Devices, Inc.	34,839,540
2,481,840	Intel Corp.	84,035,102
889,836	Maxim Integrated Products, Inc.	36,465,479
357,630	Texas Instruments, Inc.	20,284,774

		175,624,895

	Software & Services - 3.8%
2,579,175	Microsoft Corp.	135,767,772

	Technology Hardware & Equipment - 2.9%
3,522,350	Cisco Systems, Inc.	101,619,797

	Telecommunication Services - 3.2%
1,106,740	BCE, Inc.	47,837,982
1,380,674	Verizon Communications, Inc.	64,725,997

		112,563,979

	Transportation - 1.6%
442,560	Union Pacific Corp.	39,542,736
174,460	United Parcel Service, Inc. Class B	17,972,869

		57,515,605

	Utilities - 8.2%
339,520	CMS Energy Corp.	12,246,486
646,010	Dominion Resources, Inc.	46,144,494
426,230	Duke Energy Corp.	30,462,658
768,840	Eversource Energy	39,164,710
2,184,025	National Grid plc	31,111,167
334,640	NextEra Energy, Inc.	34,354,143
131,900	Sempra Energy	13,507,879
1,029,690	UGI Corp.	37,758,732
1,268,140	Xcel Energy, Inc.	45,183,828

		289,934,097

	Total Common Stocks (cost $2,912,822,734)	$3,496,648,276

	Total Long-Term Investments (cost $2,912,822,734)	$3,496,648,276

SHORT-TERM INVESTMENTS - 1.3%
	Other Investment Pools & Funds - 1.3%
46,096,196	Federated Prime Obligations Fund	$46,096,196

	Total Short-Term Investments (cost $46,096,196)	$46,096,196

Total Investments (cost $2,958,918,930) ^	100.2%	$3,542,744,472
Other Assets and Liabilities	(0.2)%	(7,630,329)

Total Net Assets	100.0%	$3,535,114,143

The accompanying notes are an integral part of these financial statements.

61

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $2,967,183,246 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$650,215,311
Unrealized Depreciation	(74,654,085)

Net Unrealized Appreciation	$575,561,226

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

62

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$481,629,868	$481,629,868	$—	$—
Capital Goods	373,260,448	373,260,448	—	—
Commercial & Professional Services	22,402,330	22,402,330	—	—
Consumer Services	37,311,900	37,311,900	—	—
Diversified Financials	125,884,766	125,884,766	—	—
Energy	397,408,642	397,408,642	—	—
Food & Staples Retailing	18,797,616	18,797,616	—	—
Food, Beverage & Tobacco	221,051,514	166,670,982	54,380,532	—
Household & Personal Products	19,695,729	19,695,729	—	—
Insurance	252,619,183	252,619,183	—	—
Materials	77,759,519	77,759,519	—	—
Media	33,317,059	33,317,059	—	—
Pharmaceuticals, Biotechnology & Life Sciences	439,459,284	370,565,942	68,893,342	—
Retailing	123,024,273	123,024,273	—	—
Semiconductors & Semiconductor Equipment	175,624,895	175,624,895	—	—
Software & Services	135,767,772	135,767,772	—	—
Technology Hardware & Equipment	101,619,797	101,619,797	—	—
Telecommunication Services	112,563,979	112,563,979	—	—
Transportation	57,515,605	57,515,605	—	—
Utilities	289,934,097	258,822,930	31,111,167	—
Short-Term Investments	46,096,196	46,096,196	—	—

Total	$3,542,744,472	$3,388,359,431	$154,385,041	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

63

The Hartford Growth Opportunities Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 90.4%
	Automobiles & Components - 0.6%
150,652	Tesla Motors, Inc. *	$31,174,418

	Banks - 2.2%
3,451,396	Bank of America Corp.	57,914,425
609,473	PNC Financial Services Group, Inc.	55,011,033

		112,925,458

	Capital Goods - 5.6%
1,144,190	AerCap Holdings N.V. *	47,483,885
1,088,145	AMETEK, Inc.	59,652,109
838,013	Danaher Corp.	78,194,993
811,974	DigitalGlobe, Inc. *	12,122,772
1,306,799	Fortune Brands Home & Security, Inc.	68,384,791
4,106,956	Lithium Technology Corp. *(1)(2)	22,506,119

		288,344,669

	Commercial & Professional Services - 2.4%
63,425	Klarna Holding AB(1)(2)	6,433,344
1,307,774	Nielsen Holdings plc	62,132,343
464,255	Stericycle, Inc. *	56,346,629

		124,912,316

	Consumer Durables & Apparel - 3.3%
2,385,429	Burberry Group plc	48,725,032
657,837	Harman International Industries, Inc.	72,335,757
15,742,560	Samsonite International S.A.	46,614,682

		167,675,471

	Consumer Services - 5.0%
69,457	Chipotle Mexican Grill, Inc. *	44,468,455
2,261,262	Diamond Resorts International, Inc. *	64,310,291
1,827,066	Hilton Worldwide Holdings, Inc.	45,658,379
198,693	Panera Bread Co. Class A *	35,242,178
782,682	Wyndham Worldwide Corp.	63,671,181

		253,350,484

	Diversified Financials - 2.7%
2,000,000	Double Eagle Acquisition Corp. *	20,800,000
3,869,044	LendingClub Corp. PIPE *	54,863,044
90,156	McGraw Hill Financial, Inc.	8,352,052
769,408	Northern Trust Corp.	54,158,629

		138,173,725

	Energy - 1.4%
213,349	Concho Resources, Inc. *	24,729,282
322,400	Diamondback Energy, Inc. *	23,806,016
177,014	Pioneer Natural Resources Co.	24,275,700

		72,810,998

	Food, Beverage & Tobacco - 5.0%
2,251,091	Mondelez International, Inc. Class A	103,910,361
634,811	Monster Beverage Corp. *	86,537,435
4,362,917	Nomad Foods Ltd. *	63,698,588

		254,146,384

	Health Care Equipment & Services - 8.3%
370,907	athenahealth, Inc. *	56,544,772
570,845	Becton Dickinson and Co.	81,356,829
3,615,829	Boston Scientific Corp. *	66,097,354
1,513,933	Cerner Corp. *	100,358,619
265,516	DexCom, Inc. *	22,122,793
1,252,366	Hologic, Inc. *	48,666,943
96,456	Intuitive Surgical, Inc. *	47,900,050

		423,047,360

Shares or Principal Amount		Market Value†
COMMON STOCKS - 90.4% - (continued)
	Household & Personal Products - 1.1%
693,699	Estee Lauder Cos., Inc. Class A	$55,815,021

	Insurance - 1.1%
928,012	American International Group, Inc.	58,520,437

	Materials - 1.1%
5,268,476	Platform Specialty Products Corp. *	55,002,889

	Pharmaceuticals, Biotechnology & Life Sciences - 13.7%
280,075	Allergan plc *	86,394,735
927,241	AstraZeneca plc	59,095,380
2,867,335	Bristol-Myers Squibb Co.	189,100,743
872,044	Eisai Co., Ltd.	54,545,993
266,299	Illumina, Inc. *	38,155,321
143,374	Incyte Corp. *	16,850,746
1,474,756	Merck & Co., Inc.	80,610,163
1,936,581	Mylan N.V. *	85,383,856
466,010	Novartis AG	42,215,218
86,032	Regeneron Pharmaceuticals, Inc. *	47,953,377

		700,305,532

	Real Estate - 3.3%
1,035,381	American Tower Corp. REIT	105,847,000
1,630,620	CBRE Group, Inc. Class A *	60,789,514
81,341	WeWork Companies, Inc. Class A *(1)(2)	2,407,742

		169,044,256

	Retailing - 7.6%
266,595	Advance Auto Parts, Inc.	52,900,446
397,419	Amazon.com, Inc. *	248,744,552
116,585	Honest Co. *(1)(2)	4,800,912
123,196	JAND, Inc. Class A *(1)(2)	1,273,449
57,419	Priceline Group, Inc. *	83,501,006

		391,220,365

	Semiconductors & Semiconductor Equipment - 1.0%
661,328	NXP Semiconductors N.V. *	51,815,049

	Software & Services - 20.0%
745,141	Akamai Technologies, Inc. *	45,319,476
667,361	Alibaba Group Holding Ltd. ADR *	55,944,873
175,499	Alphabet, Inc. Class A *	129,411,208
206,587	Alphabet, Inc. Class C *	146,844,105
454,126	Apigee Corp. *	4,382,316
502,716	CoStar Group, Inc. *	102,086,538
1,559,721	Facebook, Inc. Class A *	159,044,750
829,467	Mobileye N.V. *	37,757,338
929,564	ServiceNow, Inc. *	75,898,901
801,562	SS&C Technologies Holdings, Inc.	59,435,822
4,049,500	Tencent Holdings Ltd.	76,330,528
948,237	Workday, Inc. Class A *	74,882,276
584,103	Zillow Group, Inc. Class A *	17,996,213
1,341,736	Zillow Group, Inc. Class C *	37,152,670

		1,022,487,014

	Technology Hardware & Equipment - 5.0%
1,210,079	Apple, Inc.	144,604,441
752,644	Arista Networks, Inc. *	48,553,064
1,412,698	CDW Corp. of Delaware	63,133,474
99,700	Pure Storage, Inc. Class A *	1,757,711

		258,048,690

	Total Common Stocks (cost $4,224,266,206)	$4,628,820,536

The accompanying notes are an integral part of these financial statements.

64

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 6.1%
	Consumer Durables & Apparel - 0.2%
923,832	One Kings Lane, Inc. *(1)(2)	$12,573,354

	Consumer Services - 0.3%
2,428,921	Draftkings, Inc. *(1)(2)	15,825,878

	Materials - 0.2%
470,535	Rubicon Minerals Corp.(1)(2)	8,050,383

	Real Estate - 0.6%
2,437,006	Redfin Corp. Series G *(1)(2)	7,232,863
404,267	WeWork Companies, Inc. Class D-1 *(1)(2)	11,966,546
317,638	WeWork Companies, Inc. Class D-2 *(1)(2)	9,402,275

		28,601,684

	Retailing - 0.8%
443,446	Forward Ventures, Inc. *(1)(2)	17,493,945
275,096	JAND, Inc. Series D *(1)(2)	2,843,604
418,006	Tory Burch LLC *(1)(2)	22,798,038

		43,135,587

	Software & Services - 3.6%
1,526,069	Birst, Inc. Series F *(1)(2)	8,022,240
387,642	Cloudera, Inc. *(1)(2)	11,764,935
5,668,755	Essence Group Holdings Corp. *(1)(2)	9,183,383
169,309	General Assembly Space, Inc. *(1)(2)	7,469,712
743,470	Lookout, Inc. Series F *(1)(2)	6,133,627
1,078,374	MarkLogic Corp. Series F *(1)(2)	12,606,192
610,175	Nutanix, Inc.*(1)(2)	10,983,150
282,178	Pinterest, Inc. Series G *(1)(2)	9,116,018
2,311,920	Uber Technologies, Inc. *(1)(2)	82,477,052
566,228	Veracode, Inc. *(1)(2)	16,839,621
3,194,823	Zuora, Inc. Series F *(1)(2)	10,924,282

		185,520,212

	Technology Hardware & Equipment - 0.2%
654,892	Pure Storage, Inc. *(1)(2)	10,538,700

	Telecommunication Services - 0.2%
19,187	DocuSign, Inc. Series B *(1)(2)	373,954
5,747	DocuSign, Inc. Series B-1 *(1)(2)	112,009
13,788	DocuSign, Inc. Series D *(1)(2)	268,728
356,583	DocuSign, Inc. Series E *(1)(2)	6,949,803
74,347	DocuSign, Inc. Series F *(1)(2)	1,449,023

		9,153,517

	Total Preferred Stocks (cost $244,303,666)	$313,399,315

CONVERTIBLE PREFERRED STOCKS - 0.2%
	Retailing - 0.2%
272,032	Honest Co. Series C *(1)(2)	$11,202,142

	Total Convertible Preferred Stocks (cost $7,360,451)	$11,202,142

	Total Long-Term Investments (cost $4,475,930,323)	$4,953,421,993

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 3.6%
	Other Investment Pools & Funds - 3.6%
185,676,765	Federated Prime Obligations Fund	$185,676,765

	Total Short-Term Investments (cost $185,676,765)	$185,676,765

Total Investments (cost $4,661,607,088) ^	100.3%	$5,139,098,758
Other Assets and Liabilities	(0.3)%	(17,766,241)

Total Net Assets	100.0%	$5,121,332,517

The accompanying notes are an integral part of these financial statements.

65

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $4,679,962,285 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$644,826,971
Unrealized Depreciation	(185,690,498)

Net Unrealized Appreciation	$459,136,473

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2015, the aggregate fair value of these securities was $362,023,023, which represents 7.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2015	1,526,069	Birst, Inc. Series F Preferred	$8,913,616
02/2014	387,642	Cloudera, Inc. Preferred	5,644,068
02/2014	19,187	DocuSign, Inc. Series B Preferred	251,971
02/2014	5,747	DocuSign, Inc. Series B-1 Preferred	75,472
02/2014	13,788	DocuSign, Inc. Series D Preferred	181,069
02/2014	356,583	DocuSign, Inc. Series E Preferred	4,682,791
04/2015	74,347	DocuSign, Inc. Series F Preferred	1,419,515
02/2014	2,428,921	Draftkings, Inc. Preferred	4,375,172
05/2014	5,668,755	Essence Group Holdings Corp. Preferred	8,964,002
11/2014	443,446	Forward Ventures, Inc. Preferred	13,805,011
07/2015	169,309	General Assembly Space, Inc. Preferred	8,299,680
08/2014	116,585	Honest Co.	3,154,475
08/2014	272,032	Honest Co. Series C Convertible Preferred	7,360,451
04/2015	123,196	JAND, Inc. Class A	1,414,943
04/2015	275,096	JAND, Inc. Series D Preferred	3,159,560
08/2015	63,425	Klarna Holding AB	6,956,488
08/2013	4,106,956	Lithium Technology Corp.	20,017,304
07/2014	743,470	Lookout, Inc. Series F Preferred	8,492,732
04/2015	1,078,374	MarkLogic Corp. Series F Preferred	12,524,451
08/2014	610,175	Nutanix, Inc. Preferred	8,174,209
01/2014	923,832	One Kings Lane, Inc. Preferred	14,242,718
03/2015	282,178	Pinterest, Inc. Series G Preferred	10,128,909
04/2014	654,892	Pure Storage, Inc. Preferred	10,298,766
12/2014	2,437,006	Redfin Corp. Series G Preferred	8,036,515
09/2015	470,535	Rubicon Minerals Corp. Preferred	9,392,114
11/2013	418,006	Tory Burch LLC Preferred	32,761,838
06/2014	2,311,920	Uber Technologies, Inc. Preferred	35,864,931
08/2014	566,228	Veracode, Inc. Preferred	10,455,910
12/2014	81,341	WeWork Companies, Inc. Class A	1,354,422
12/2014	404,267	WeWork Companies, Inc. Class D-1 Preferred	6,731,514
12/2014	317,638	WeWork Companies, Inc. Class D-2 Preferred	5,289,041
01/2015	3,194,823	Zuora, Inc. Series F Preferred	12,138,091

			$284,561,749

The accompanying notes are an integral part of these financial statements.

66

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2015

At October 31, 2015, the aggregate value of these securities were $362,023,023, which represents 7.1% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

67

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$31,174,418	$31,174,418	$—	$—
Banks	112,925,458	112,925,458	—	—
Capital Goods	288,344,669	265,838,550	—	22,506,119
Commercial & Professional Services	124,912,316	118,478,972	—	6,433,344
Consumer Durables & Apparel	167,675,471	118,950,439	48,725,032	—
Consumer Services	253,350,484	253,350,484	—	—
Diversified Financials	138,173,725	138,173,725	—	—
Energy	72,810,998	72,810,998	—	—
Food, Beverage & Tobacco	254,146,384	254,146,384	—	—
Health Care Equipment & Services	423,047,360	423,047,360	—	—
Household & Personal Products	55,815,021	55,815,021	—	—
Insurance	58,520,437	58,520,437	—	—
Materials	55,002,889	55,002,889	—	—
Pharmaceuticals, Biotechnology & Life Sciences	700,305,532	544,448,941	155,856,591	—
Real Estate	169,044,256	166,636,514	—	2,407,742
Retailing	391,220,365	385,146,004	—	6,074,361
Semiconductors & Semiconductor Equipment	51,815,049	51,815,049	—	—
Software & Services	1,022,487,014	946,156,486	76,330,528	—
Technology Hardware & Equipment	258,048,690	258,048,690	—	—
Preferred Stocks	313,399,315	—	—	313,399,315
Convertible Preferred Stocks	11,202,142	—	—	11,202,142
Short-Term Investments	185,676,765	185,676,765	—	—

Total	$5,139,098,758	$4,496,163,584	$280,912,151	$362,023,023

(1)	For the year ended October 31, 2015, investments valued at $33,300,882 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Common Stocks	Convertible Preferred Stocks	Preferred Stocks	Total
Beginning balance	$49,120,034	$6,624,406	$162,484,112	$218,228,552
Purchases	17,550,868	—	104,213,192	121,764,060
Sales	—	—	(41,750,492)	(41,750,492)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	—	—	9,911,880	9,911,880
Net change in unrealized appreciation/depreciation	2,363,926	4,577,736	78,540,623	85,482,285
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	(31,613,262)	—	—	(31,613,262)

Ending balance	$37,421,566	$11,202,142	$313,399,315	$362,023,023

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $84,532,745.

The accompanying notes are an integral part of these financial statements.

68

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2015

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

69

The Hartford Healthcare Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6%
	Biotechnology - 24.8%
701,870	Achillion Pharmaceuticals, Inc.*	$5,488,623
124,810	Acorda Therapeutics, Inc. *	4,498,152
589,411	Alkermes plc *	42,390,439
182,300	Alnylam Pharmaceuticals, Inc. *	15,668,685
211,371	Anacor Pharmaceuticals, Inc. *	23,760,214
1,957,723	Arena Pharmaceuticals, Inc. *	3,700,097
97,563	Baxalta, Inc.	3,362,021
818,756	BioCryst Pharmaceuticals, Inc. *	7,360,617
30,053	Biogen, Inc. *	8,730,697
9,600	Blueprint Medicines Corp. *	192,864
255,950	Cepheid *	8,548,730
12,180	Chiasma, Inc. *	276,973
527,073	Dicerna Pharmaceuticals, Inc. *	5,281,272
254,280	Five Prime Therapeutics, Inc. *	8,175,102
415,264	Galapagos N.V. *	20,008,724
720,260	Gilead Sciences, Inc.	77,881,714
396,497	GlycoMimetics, Inc. *	2,612,915
252,988	Incyte Corp. *	29,733,680
167,512	Innate Pharma S.A. *	2,409,856
376,223	Ironwood Pharmaceuticals, Inc. *	4,273,893
170,004	Nivalis Therapeutics, Inc. *	1,363,432
492,066	Otonomy, Inc. *	10,648,308
211,440	Portola Pharmaceuticals, Inc. *	10,066,658
96,700	PTC Therapeutics, Inc. *	2,404,929
94,412	Regeneron Pharmaceuticals, Inc. *	52,624,305
462,020	Regulus Therapeutics, Inc. *	3,072,433
847,860	Rigel Pharmaceuticals, Inc. *	2,153,564
83,534	Seattle Genetics, Inc. *	3,465,826
197,060	T2 Biosystems, Inc. *	2,191,307
353,483	TESARO, Inc. *	16,072,872
447,402	Trevena, Inc. *	4,304,007
158,283	Vertex Pharmaceuticals, Inc. *	19,744,222

		402,467,131

	Drug Retail - 2.2%
149,810	CVS Health Corp.	14,798,232
1,087,650	Rite Aid Corp. *	8,570,682
137,143	Walgreens Boots Alliance, Inc.	11,613,269

		34,982,183

	Health Care Distributors - 4.0%
307,780	Cardinal Health, Inc.	25,299,516
218,060	McKesson Corp.	38,989,128

		64,288,644

	Health Care Equipment - 19.9%
848,860	Abbott Laboratories	38,028,928
341,280	AtriCure, Inc. *	6,322,212
636,643	Baxter International, Inc.	23,804,082
189,011	Becton Dickinson and Co.	26,937,848
2,148,390	Boston Scientific Corp. *	39,272,569
181,410	ConforMIS, Inc. *	3,550,194
247,430	EndoChoice Holdings, Inc. *	2,553,478
670,435	Globus Medical, Inc. Class A *	14,984,222
94,545	HeartWare International, Inc. *	4,083,398
125,560	Invuity, Inc. *	1,686,271
652,680	K2M Group Holdings, Inc. *	11,911,410
1,004,708	Medtronic plc	74,268,015
429,402	St. Jude Medical, Inc.	27,400,142
257,110	Stryker Corp.	24,584,858
90,982	Teleflex, Inc.	12,100,606

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Health Care Equipment - 19.9% - (continued)
633,509	TriVascular Technologies, Inc. *	$4,282,521
62,163	Zimmer Biomet Holdings, Inc.	6,500,385

		322,271,139

	Health Care Facilities - 3.0%
101,310	Acadia Healthcare Co., Inc. *	6,221,447
200,513	Al Noor Hospitals Group plc	3,629,089
347,320	HCA Holdings, Inc. *	23,892,143
235,833	NMC Health plc	2,770,327
93,790	Universal Health Services, Inc. Class B	11,450,821

		47,963,827

	Health Care Services - 0.9%
407,386	Envision Healthcare Holdings, Inc. *	11,488,285
198,615	Teladoc, Inc. *	3,906,757

		15,395,042

	Health Care Supplies - 0.5%
104,186	Dentsply International, Inc.	6,339,718
224,400	Endologix, Inc. *	1,916,376

		8,256,094

	Health Care Technology - 3.1%
447,914	Allscripts Healthcare Solutions, Inc. *	6,297,671
89,070	athenahealth, Inc. *	13,578,722
291,243	Cerner Corp. *	19,306,498
199,100	IMS Health Holdings, Inc. *	5,419,502
247,707	Inovalon Holdings, Inc. Class A *	5,709,646

		50,312,039

	Internet Software & Services - 0.3%
584,700	Everyday Health, Inc. *	5,496,180

	Life Sciences Tools & Services - 4.8%
321,490	Agilent Technologies, Inc.	12,139,462
101,870	Illumina, Inc. *	14,595,934
45,957	MorphoSys AG *	2,843,361
136,980	PRA Health Sciences, Inc. *	4,799,779
97,830	Quintiles Transnational Holdings, Inc. *	6,226,879
229,610	Thermo Fisher Scientific, Inc.	30,028,396
171,070	WuXi PharmaTech Cayman, Inc. ADR *	7,646,829

		78,280,640

	Managed Health Care - 7.0%
323,990	Aetna, Inc.	37,187,572
246,100	Qualicorp S.A.	1,033,779
637,460	UnitedHealth Group, Inc.	75,080,039

		113,301,390

	Pharmaceuticals - 26.1%
442,667	Aerie Pharmaceuticals, Inc. *	10,097,234
245,098	Allergan plc *	75,605,380
34,767	Almirall S.A.	669,206
1,254,440	AstraZeneca plc ADR	40,004,092
1,552,310	Bristol-Myers Squibb Co.	102,374,845
313,900	Daiichi Sankyo Co., Ltd.	6,164,694
190,100	Eisai Co., Ltd.	11,890,677
347,660	Eli Lilly & Co.	28,358,626
3,063	Intersect ENT, Inc. *	28,057
84,270	Johnson & Johnson	8,513,798
319,217	Medicines Co. *	10,929,990
320,540	MediWound Ltd. *	2,878,449
382,270	Merck & Co., Inc.	20,894,878

The accompanying notes are an integral part of these financial statements.

70

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Pharmaceuticals - 26.1% - (continued)
777,880	Mylan N.V. *	$34,296,729
328,500	MyoKardia, Inc. *	3,353,985
685,000	Navbriva Therapeutics AG ADR *	6,815,750
185,602	Ocular Therapeutix, Inc. *	1,601,745
53,400	Ono Pharmaceutical Co., Ltd.	7,315,516
708,300	Shionogi & Co., Ltd.	29,051,980
596,741	Tetraphase Pharmaceuticals, Inc. *	5,388,571
164,905	UCB S.A.	14,254,044
562,351	XenoPort, Inc. *	3,435,965

		423,924,211

	Total Common Stocks (cost $1,319,189,679)	$1,566,938,520

	Total Long-Term Investments (cost $1,319,189,679)	$1,566,938,520

SHORT-TERM INVESTMENTS - 3.1%
	Other Investment Pools & Funds - 3.1%
50,791,927	Federated Prime Obligations Fund	$50,791,927

	Total Short-Term Investments (cost $50,791,927)	$50,791,927

Total Investments (cost $1,369,981,606) ^	99.7%	$1,617,730,447
Other Assets and Liabilities	0.3%	4,691,536

Total Net Assets	100.0%	$1,622,421,983

The accompanying notes are an integral part of these financial statements.

71

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $1,398,536,381 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$288,195,933
Unrealized Depreciation	(69,001,867)

Net Unrealized Appreciation	$219,194,066

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

72

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Biotechnology	$402,467,131	$380,048,551	$22,418,580	$—
Drug Retail	34,982,183	34,982,183	—	—
Health Care Distributors	64,288,644	64,288,644	—	—
Health Care Equipment	322,271,139	322,271,139	—	—
Health Care Facilities	47,963,827	44,334,738	3,629,089	—
Health Care Services	15,395,042	15,395,042	—	—
Health Care Supplies	8,256,094	8,256,094	—	—
Health Care Technology	50,312,039	50,312,039	—	—
Internet Software & Services	5,496,180	5,496,180	—	—
Life Sciences Tools & Services	78,280,640	75,437,279	2,843,361	—
Managed Health Care	113,301,390	113,301,390	—	—
Pharmaceuticals	423,924,211	354,578,094	69,346,117	—
Short-Term Investments	50,791,927	50,791,927	—	—

Total	$1,617,730,447	$1,519,493,300	$98,237,147	$—

(1)	For the year ended October 31, 2015, investments valued at $3,976,320 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

73

The Hartford MidCap Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7%
	Automobiles & Components - 1.2%
1,186,401	Harley-Davidson, Inc.	$58,667,529

	Banks - 3.9%
223,197	Cullen/Frost Bankers, Inc.	15,275,602
469,902	East West Bancorp, Inc.	18,979,342
843,407	First Republic Bank	55,082,911
870,301	M&T Bank Corp.	104,305,575

		193,643,430

	Capital Goods - 7.2%
1,871,602	Allison Transmission Holdings, Inc.	53,714,977
505,333	Colfax Corp. *	13,623,778
826,455	Fastenal Co.	32,363,978
920,256	IDEX Corp.	70,638,851
200,922	Jacobs Engineering Group, Inc. *	8,065,009
760,120	Lennox International, Inc.	100,951,537
666,868	MSC Industrial Direct Co., Inc. Class A	41,859,304
666,929	PACCAR, Inc.	35,113,812

		356,331,246

	Commercial & Professional Services - 10.3%
764,205	Clean Harbors, Inc. *	35,527,890
1,109,937	Equifax, Inc.	118,285,986
1,133,879	ManpowerGroup, Inc.	104,067,415
1,878,622	Robert Half International, Inc.	98,928,235
98,806	Towers Watson & Co. Class A	12,208,469
1,265,765	TransUnion *	32,542,818
1,513,623	TriNet Group, Inc. *	28,728,565
1,543,430	Waste Connections, Inc.	84,086,066

		514,375,444

	Consumer Durables & Apparel - 3.2%
524,057	Harman International Industries, Inc.	57,625,308
58,435	NVR, Inc. *	95,702,505
101,557	Tempur Sealy International, Inc. *	7,905,197

		161,233,010

	Consumer Services - 0.7%
582,353	Choice Hotels International, Inc.	30,462,885
34,361	Wynn Resorts Ltd.	2,403,552

		32,866,437

	Diversified Financials - 5.7%
432,198	Factset Research Systems, Inc.	75,686,514
620,471	Invesco Ltd.	20,581,023
372,357	Moody’s Corp.	35,805,849
795,912	MSCI, Inc.	53,326,104
715,672	Northern Trust Corp.	50,376,152
973,350	SEI Investments Co.	50,438,997

		286,214,639

	Energy - 6.1%
277,580	Cimarex Energy Co.	32,771,095
3,123,239	Cobalt International Energy, Inc. *	23,955,243
455,815	Diamondback Energy, Inc. *	33,657,380
681,803	Energen Corp.	39,646,844
479,931	Gulfport Energy Corp. *	14,623,498
1,567,320	Memorial Resource Development Corp. *	27,725,891
671,748	Newfield Exploration Co. *	26,997,552
1,338,542	Patterson-UTI Energy, Inc.	19,930,890
216,620	Pioneer Natural Resources Co.	29,707,267
2,223,990	QEP Resources, Inc.	34,382,885
505,775	World Fuel Services Corp.	22,486,757

		305,885,302

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Food & Staples Retailing - 0.7%
380,074	PriceSmart, Inc.	$32,678,763

	Food, Beverage & Tobacco - 1.7%
632,347	Monster Beverage Corp. *	86,201,543

	Health Care Equipment & Services - 9.6%
1,743,248	Envision Healthcare Holdings, Inc. *	49,159,594
2,032,985	IMS Health Holdings, Inc. *	55,337,852
795,023	MEDNAX, Inc. *	56,025,271
1,277,897	Patterson Cos., Inc.	60,572,318
695,008	Sirona Dental Systems, Inc. *	75,846,223
1,043,090	Team Health Holdings, Inc. *	62,241,180
689,462	Universal Health Services, Inc. Class B	84,176,415
453,682	Varian Medical Systems, Inc. *	35,627,647

		478,986,500

	Insurance - 6.1%
109,139	Alleghany Corp. *	54,162,411
115,482	Fairfax Financial Holdings Ltd.	56,868,438
139,825	Markel Corp. *	121,368,100
46,533	White Mountains Insurance Group Ltd.	36,761,070
647,520	WR Berkley Corp.	36,151,042

		305,311,061

	Materials - 2.9%
584,241	Ball Corp.	40,020,509
591,716	Packaging Corp. of America	40,502,960
117,381	Sherwin-Williams Co.	31,320,772
618,341	Silgan Holdings, Inc.	31,455,007

		143,299,248

	Pharmaceuticals, Biotechnology & Life Sciences - 6.5%
421,421	Agios Pharmaceuticals, Inc. *	30,704,734
1,280,151	Alkermes plc *	92,068,460
257,828	Alnylam Pharmaceuticals, Inc. *	22,160,317
1,937,028	Ironwood Pharmaceuticals, Inc. *	22,004,638
284,716	Jazz Pharmaceuticals plc *	39,085,812
190,091	Mettler-Toledo International, Inc. *	59,116,400
466,236	Waters Corp. *	59,584,961

		324,725,322

	Retailing - 5.9%
686,013	Advance Auto Parts, Inc.	136,125,560
1,373,662	CarMax, Inc. *	81,059,795
348,316	Tiffany & Co.	28,715,171
586,466	TripAdvisor, Inc. *	49,134,121

		295,034,647

	Semiconductors & Semiconductor Equipment - 1.1%
492,709	First Solar, Inc. *	28,118,903
916,554	SunPower Corp. *	24,600,309

		52,719,212

	Software & Services - 13.0%
1,268,126	Akamai Technologies, Inc. *	77,127,423
5,845,811	Genpact Ltd. *	144,859,197
404,002	Global Payments, Inc.	55,109,913
580,791	Guidewire Software, Inc. *	33,819,460
1,903,879	HomeAway, Inc. *	60,086,421
2,541,406	Vantiv, Inc. Class A *	127,451,511
736,582	VeriSign, Inc. *	59,368,509
565,672	WEX, Inc. *	50,859,569
470,242	Zillow Group, Inc. Class A *	14,488,156
940,484	Zillow Group, Inc. Class C *	26,042,002

		649,212,161

The accompanying notes are an integral part of these financial statements.

74

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Technology Hardware & Equipment - 7.7%
1,064,398	Amphenol Corp. Class A	$57,711,660
286,142	Arista Networks, Inc. *	18,459,020
1,340,337	CDW Corp. of Delaware	59,899,661
424,139	F5 Networks, Inc. *	46,740,118
404,740	FEI Co.	29,218,181
2,423,458	National Instruments Corp.	73,842,765
1,705,256	Nimble Storage, Inc. *	38,538,786
493,004	Pure Storage, Inc. Class A *	8,691,660
2,323,262	Trimble Navigation Ltd. *	52,854,210

		385,956,061

	Transportation - 4.2%
32,319	Alaska Air Group, Inc.	2,464,324
81,910	AMERCO	33,280,852
978,885	Genesee & Wyoming, Inc. Class A *	65,683,183
723,807	J.B. Hunt Transport Services, Inc.	55,277,141
2,027,027	JetBlue Airways Corp. *	50,351,351

		207,056,851

	Utilities - 2.0%
331,069	Eversource Energy	16,864,655
1,647,405	UGI Corp.	60,410,341
411,015	WEC Energy Group, Inc.	21,191,934

		98,466,930

	Total Common Stocks (cost $3,900,406,068)	$4,968,865,336

	Total Long-Term Investments (cost $3,900,406,068)	$4,968,865,336

SHORT-TERM INVESTMENTS - 0.3%
	Other Investment Pools & Funds - 0.3%
15,226,724	BlackRock Liquidity Funds TempFund Portfolio	$15,226,724

	Total Short-Term Investments (cost $15,226,724)	$15,226,724

Total Investments (cost $3,915,632,792) ^	100.0%	$4,984,092,060
Other Assets and Liabilities	0.0%	(1,338,177)

Total Net Assets	100.0%	$4,982,753,883

The accompanying notes are an integral part of these financial statements.

75

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $3,923,037,788 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,260,220,822
Unrealized Depreciation	(199,166,550)

Net Unrealized Appreciation	$1,061,054,272

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

76

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$58,667,529	$58,667,529	$—	$—
Banks	193,643,430	193,643,430	—	—
Capital Goods	356,331,246	356,331,246	—	—
Commercial & Professional Services	514,375,444	514,375,444	—	—
Consumer Durables & Apparel	161,233,010	161,233,010	—	—
Consumer Services	32,866,437	32,866,437	—	—
Diversified Financials	286,214,639	286,214,639	—	—
Energy	305,885,302	305,885,302	—	—
Food & Staples Retailing	32,678,763	32,678,763	—	—
Food, Beverage & Tobacco	86,201,543	86,201,543	—	—
Health Care Equipment & Services	478,986,500	478,986,500	—	—
Insurance	305,311,061	305,311,061	—	—
Materials	143,299,248	143,299,248	—	—
Pharmaceuticals, Biotechnology & Life Sciences	324,725,322	324,725,322	—	—
Retailing	295,034,647	295,034,647	—	—
Semiconductors & Semiconductor Equipment	52,719,212	52,719,212	—	—
Software & Services	649,212,161	649,212,161	—	—
Technology Hardware & Equipment	385,956,061	385,956,061	—	—
Transportation	207,056,851	207,056,851	—	—
Utilities	98,466,930	98,466,930	—	—
Short-Term Investments	15,226,724	15,226,724	—	—

Total	$4,984,092,060	$4,984,092,060	$—	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

77

The Hartford MidCap Value Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3%
	Automobiles & Components - 0.5%
79,500	Goodyear Tire & Rubber Co.	$2,610,780

	Banks - 9.8%
243,561	BankUnited, Inc.	9,055,598
64,607	CIT Group, Inc.	2,778,101
220,647	Comerica, Inc.	9,576,080
122,300	EverBank Financial Corp.	2,110,898
130,703	IBERIABANK Corp.	7,924,523
6,013	Provident Financial Services, Inc.	122,184
75,288	South State Corp.	5,834,820
369,719	Zions Bancorporation	10,636,815

		48,039,019

	Capital Goods - 12.1%
206,768	Barnes Group, Inc.	7,772,409
75,588	Curtiss-Wright Corp.	5,257,901
77,621	Esterline Technologies Corp. *	5,980,698
164,027	Generac Holdings, Inc. *	5,176,692
84,934	Hubbell, Inc. Class B	8,225,858
120,964	Moog, Inc. Class A *	7,470,737
37,781	Orbital ATK, Inc.	3,234,809
177,177	Rexel S.A.	2,418,078
715,335	Sanwa Holdings Corp.	5,786,159
119,056	Sensata Technologies Holding N.V. *	5,725,403
45,744	WESCO International, Inc. *	2,238,254

		59,286,998

	Consumer Durables & Apparel - 9.0%
176,189	D.R. Horton, Inc.	5,187,004
28,089,460	Global Brands Group Holding Ltd. *	5,823,640
171,992	Lennar Corp. Class A	8,611,639
237,153	Newell Rubbermaid, Inc.	10,062,402
493,607	Performance Sports Group Ltd. *	5,666,608
131,700	PulteGroup, Inc.	2,414,061
878,425	Samsonite International S.A.	2,601,070
98,378	Toll Brothers, Inc. *	3,538,657

		43,905,081

	Consumer Services - 2.1%
164,796	Norwegian Cruise Line Holdings Ltd. *	10,484,321

	Diversified Financials - 2.0%
118,830	Markit, Ltd. *	3,624,315
90,851	MSCI, Inc.	6,087,017
182,200	Solar Cayman Ltd. *(1)(2)(3)	12,754

		9,724,086

	Energy - 6.5%
456,846	Cobalt International Energy, Inc. *	3,504,009
141,242	Diamondback Energy, Inc. *	10,429,309
55,910	Energen Corp.	3,251,166
46,900	HollyFrontier Corp.	2,296,693
197,035	Newfield Exploration Co. *	7,918,837
276,185	QEP Resources, Inc.	4,269,820
331,700	Trican Well Service Ltd. *	220,694

		31,890,528

	Food, Beverage & Tobacco - 1.7%
88,040	Ingredion, Inc.	8,369,082

	Health Care Equipment & Services - 0.6%
145,467	Brookdale Senior Living, Inc. *	3,041,715

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Insurance - 9.4%
107,113	Argo Group International Holdings Ltd.	$6,696,705
241,729	CNO Financial Group, Inc.	4,643,614
76,392	Hanover Insurance Group, Inc.	6,436,026
112,272	Reinsurance Group of America, Inc.	10,131,425
300,934	Unum Group	10,427,363
207,470	XL Group plc	7,900,458

		46,235,591

	Materials - 7.9%
107,813	Bemis Co., Inc.	4,935,679
144,854	Cabot Corp.	5,206,053
72,779	Celanese Corp. Series A	5,170,948
242,380	Huntsman Corp.	3,192,144
31,479	KapStone Paper & Packaging Corp.	684,668
477,636	Louisiana-Pacific Corp. *	8,435,052
235,187	Methanex Corp.	9,391,017
28,500	Packaging Corp. of America	1,950,825

		38,966,386

	Media - 2.4%
27,500	AMC Entertainment Holdings, Inc. Class A	752,675
271,841	Interpublic Group of Cos., Inc.	6,233,314
199,995	Quebecor, Inc. Class B	4,709,274

		11,695,263

	Pharmaceuticals, Biotechnology & Life Sciences - 4.5%
353,600	Almirall S.A.	6,806,206
77,800	Ono Pharmaceutical Co., Ltd.	10,658,186
11,566	UCB S.A.	999,741
85,726	WuXi PharmaTech Cayman, Inc. ADR *	3,831,952

		22,296,085

	Real Estate - 9.9%
166,036	American Assets Trust, Inc. REIT	7,000,078
151,694	Blackstone Mortgage Trust, Inc. Class A REIT	4,174,619
158,006	Equity LifeStyle Properties, Inc. REIT	9,556,203
115,424	Extra Space Storage, Inc. REIT	9,146,198
294,731	Forest City Enterprises, Inc. Class A *	6,513,555
68,344	PS Business Parks, Inc. REIT	5,863,232
52,567	SL Green Realty Corp. REIT	6,235,497

		48,489,382

	Retailing - 1.4%
270,403	DSW, Inc. Class A	6,743,851

	Semiconductors & Semiconductor Equipment - 5.0%
297,039	Microsemi Corp. *	10,696,374
109,958	Qorvo, Inc. *	4,830,455
93,100	Silicon Motion Technology Corp. ADR	2,959,649
68,529	Synaptics, Inc. *	5,831,133

		24,317,611

	Software & Services - 3.0%
208,400	Booz Allen Hamilton Holding Corp.	6,139,464
5,700	Check Point Software Technologies Ltd. *	484,158
174,352	Verint Systems, Inc. *	8,295,668

		14,919,290

	Technology Hardware & Equipment - 3.5%
260,097	ARRIS Group, Inc. *	7,350,341
177,350	Arrow Electronics, Inc. *	9,752,477

		17,102,818

The accompanying notes are an integral part of these financial statements.

78

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Transportation - 1.1%
78,363	Genesee & Wyoming, Inc. Class A *	$5,258,157

	Utilities - 5.9%
84,512	Alliant Energy Corp.	4,987,898
169,549	Great Plains Energy, Inc.	4,662,598
186,014	Portland General Electric Co.	6,897,399
238,318	UGI Corp.	8,739,121
88,541	Westar Energy, Inc.	3,515,078

		28,802,094

	Total Common Stocks (cost $421,064,807)	$482,178,138

	Total Long-Term Investments (cost $421,064,807)	$482,178,138

SHORT-TERM INVESTMENTS - 1.7%
	Other Investment Pools & Funds - 1.7%
8,328,911	Federated Prime Obligations Fund	$8,328,911

	Total Short-Term Investments (cost $8,328,911)	$8,328,911

Total Investments (cost $429,393,718) ^	100.0%	$490,507,049
Other Assets and Liabilities	0.0%	168,960

Total Net Assets	100.0%	$490,676,009

The accompanying notes are an integral part of these financial statements.

79

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $430,851,970 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$84,696,909
Unrealized Depreciation	(25,041,830)

Net Unrealized Appreciation	$59,655,079

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2015, the aggregate value of this security was $12,754, which represents 0.0% of total net assets.

(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2015, the aggregate fair value of this security was $12,754, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost
03/2007	182,200	Solar Cayman Ltd.	$53,400

At October 31, 2015, the aggregate value of this security was $12,754, which represents 0.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

80

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$2,610,780	$2,610,780	$—	$—
Banks	48,039,019	48,039,019	—	—
Capital Goods	59,286,998	51,082,761	8,204,237	—
Consumer Durables & Apparel	43,905,081	38,081,441	5,823,640	—
Consumer Services	10,484,321	10,484,321	—	—
Diversified Financials	9,724,086	9,711,332	—	12,754
Energy	31,890,528	31,890,528	—	—
Food, Beverage & Tobacco	8,369,082	8,369,082	—	—
Health Care Equipment & Services	3,041,715	3,041,715	—	—
Insurance	46,235,591	46,235,591	—	—
Materials	38,966,386	38,966,386	—	—
Media	11,695,263	11,695,263	—	—
Pharmaceuticals, Biotechnology & Life Sciences	22,296,085	3,831,952	18,464,133	—
Real Estate	48,489,382	48,489,382	—	—
Retailing	6,743,851	6,743,851	—	—
Semiconductors & Semiconductor Equipment	24,317,611	24,317,611	—	—
Software & Services	14,919,290	14,919,290	—	—
Technology Hardware & Equipment	17,102,818	17,102,818	—	—
Transportation	5,258,157	5,258,157	—	—
Utilities	28,802,094	28,802,094	—	—
Short-Term Investments	8,328,911	8,328,911	—	—

Total	$490,507,049	$458,002,285	$32,492,010	$12,754

(1)	For the year ended October 31, 2015, investments valued at $5,717,745 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Common Stocks	Total
Beginning balance	$12,754	$12,754
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	—	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$12,754	$12,754

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $—.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

81

Hartford Small Cap Core Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3%
	Automobiles & Components - 1.0%
6,360	American Axle & Manufacturing Holdings, Inc. *	$140,938
6,081	Cooper Tire & Rubber Co.	254,125
6,594	Thor Industries, Inc.	356,603

		751,666

	Banks - 8.5%
47,025	Banc of California, Inc.	613,206
12,892	Banco Latinoamericano de Comercio Exterior S.A. ADR	348,471
5,502	Berkshire Hills Bancorp, Inc.	157,357
14,930	Central Pacific Financial Corp.	333,835
21,789	Customers Bancorp, Inc. *	599,198
15,281	Essent Group Ltd. *	368,272
13,300	Fidelity Southern Corp.	278,635
80,079	First BanCorp *	303,499
20,161	First NBC Bank Holding Co. *	749,788
7,500	Flagstar Bancorp, Inc. *	166,800
22,780	HomeStreet, Inc. *	476,785
3,282	LendingTree, Inc. *	398,304
9,971	MainSource Financial Group, Inc.	215,772
17,665	MGIC Investment Corp. *	166,051
18,025	Popular, Inc.	532,999
13,400	Walker & Dunlop, Inc. *	388,734

		6,097,706

	Capital Goods - 6.4%
8,199	AAR Corp.	186,035
11,152	Aerojet Rocketdyne Holdings, Inc. *	188,915
9,610	AGCO Corp.	465,028
5,400	Argan, Inc.	199,530
4,117	Astronics Corp. *	155,664
618	Astronics Corp. Class B *	23,004
8,913	Continental Building Products, Inc. *	156,601
6,600	Douglas Dynamics, Inc.	144,804
4,171	Dycom Industries, Inc. *	317,371
5,002	Encore Wire Corp.	213,935
11,361	General Cable Corp.	174,846
2,300	Huntington Ingalls Industries, Inc.	275,862
2,800	Hyster-Yale Materials Handling, Inc.	163,856
20,434	KBR, Inc.	376,803
10,144	LB Foster Co. Class A	149,421
5,546	Lydall, Inc. *	189,840
22,670	Meritor, Inc. *	246,423
4,438	Patrick Industries, Inc. *	180,094
13,108	Taser International, Inc. *	306,858
4,200	Timken Co.	132,720
2,500	Triumph Group, Inc.	116,450
15,469	Wabash National Corp. *	185,164

		4,549,224

	Commercial & Professional Services - 4.2%
23,500	ACCO Brands Corp. *	189,645
3,631	Brink’s Co.	112,488
3,302	CEB, Inc.	246,858
93,153	Civeo Corp.	173,265
5,200	Deluxe Corp.	309,660
10,927	Ennis, Inc.	218,868
3,043	HNI Corp.	130,666
3,300	Insperity, Inc.	153,318
10,300	Interface, Inc.	201,365
4,800	Korn/Ferry International	174,576

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Commercial & Professional Services - 4.2% - (continued)
13,100	Pitney Bowes, Inc.	$270,515
9,326	Quad/Graphics, Inc.	120,305
17,800	R.R. Donnelley & Sons Co.	300,286
8,700	RPX Corp. *	123,888
2,400	UniFirst Corp.	252,168

		2,977,871

	Consumer Durables & Apparel - 4.1%
3,454	Carter’s, Inc.	313,900
6,034	CSS Industries, Inc.	164,728
5,573	Helen of Troy Ltd. *	552,897
6,600	iRobot Corp. *	198,066
6,396	Movado Group, Inc.	164,633
19,636	Nautilus, Inc. *	334,598
3,008	Oxford Industries, Inc.	219,043
3,807	Skechers USA, Inc. Class A *	118,778
9,756	Smith & Wesson Holding Corp. *	174,242
6,954	Sturm Ruger & Co., Inc.	395,961
9,900	Vera Bradley, Inc. *	123,849
23,007	ZAGG, Inc. *	195,099

		2,955,794

	Consumer Services - 2.6%
4,700	American Public Education, Inc. *	102,131
21,266	Apollo Education Group, Inc. *	154,391
9,820	Brinker International, Inc.	446,908
1,150	Buffalo Wild Wings, Inc. *	177,411
2,498	Capella Education Co.	112,785
4,472	Grand Canyon Education, Inc. *	185,856
6,339	International Speedway Corp. Class A	219,900
8,226	Isle of Capri Casinos, Inc. *	157,363
2,500	Marriott Vacations Worldwide Corp.	161,000
2,400	Strayer Education, Inc. *	127,008

		1,844,753

	Diversified Financials - 3.1%
70,219	Apollo Investment Corp.	374,969
9,900	Arlington Asset Investment Corp. Class A	137,115
9,013	Cash America International, Inc.	311,219
29,727	Cowen Group, Inc. Class A *	125,151
16,315	Ezcorp, Inc. Class A *	108,658
6,706	HFF, Inc. Class A	231,491
5,727	INTL. FCStone, Inc. *	183,207
6,310	Nelnet, Inc. Class A	225,772
12,608	Solar Capital Ltd.	218,244
10,094	Wisdomtree Investments, Inc.	194,108
2,900	World Acceptance Corp. *	110,577

		2,220,511

	Energy - 3.0%
11,400	Alon USA Energy, Inc.	190,950
4,081	CVR Energy, Inc.	181,441
5,270	Delek US Holdings, Inc.	143,344
13,009	Frank’s International N.V.	223,234
66,944	Frontline Ltd. *	211,543
7,496	Matrix Service Co. *	170,159
3,498	Oceaneering International, Inc.	146,986
10,402	Oil States International, Inc. *	312,164
31,422	Pioneer Energy Services Corp. *	72,585
2,713	REX American Resources Corp. *	148,971
6,710	Superior Energy Services, Inc.	95,014

The accompanying notes are an integral part of these financial statements.

82

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Energy - 3.0% - (continued)
5,714	Western Refining, Inc.	$237,817

		2,134,208

	Food & Staples Retailing - 0.6%
4,344	Ingles Markets, Inc. Class A	216,939
8,391	SpartanNash Co.	234,109

		451,048

	Food, Beverage & Tobacco - 1.5%
4,821	Cal-Maine Foods, Inc.	257,731
4,948	Fresh Del Monte Produce, Inc.	225,777
2,998	Ingredion, Inc.	284,990
1,877	Sanderson Farms, Inc.	130,470
3,364	Universal Corp.	181,690

		1,080,658

	Health Care Equipment & Services - 3.5%
4,332	ABIOMED, Inc. *	319,095
11,040	Ensign Group, Inc.	465,447
7,100	HealthEquity, Inc. *	232,241
3,339	Molina Healthcare, Inc. *	207,018
3,274	Orthofix International N.V. *	111,480
34,426	Quality Systems, Inc.	483,685
21,438	Rockwell Medical, Inc. *	248,252
21,156	Triple-S Management Corp., Class B *	435,602

		2,502,820

	Household & Personal Products - 1.2%
9,272	Medifast, Inc. *	259,338
7,088	Natural Health Trends Corp.	349,155
2,000	Usana Health Sciences, Inc. *	257,200

		865,693

	Insurance - 3.4%
13,391	Ambac Financial Group, Inc. *	216,265
6,400	American Equity Investment Life Holding Co.	164,352
6,560	Assured Guaranty Ltd.	180,006
5,600	Endurance Specialty Holdings Ltd.	353,528
6,915	Fidelity & Guaranty Life	184,631
19,263	Greenlight Capital Re Ltd. Class A *	423,015
4,125	HCI Group, Inc.	179,891
7,625	Heritage Insurance Holdings, Inc. *	168,665
11,500	Maiden Holdings Ltd.	178,825
5,962	Universal Insurance Holdings, Inc.	188,101
3,700	Validus Holdings Ltd.	163,910

		2,401,189

	Materials - 3.6%
4,637	Berry Plastics Group, Inc. *	155,340
34,648	Century Aluminum Co. *	125,426
7,050	Clearwater Paper Corp. *	355,531
7,800	Domtar Corp.	321,672
7,530	Innospec, Inc.	415,957
16,800	Mercer International, Inc.	181,440
3,066	Reliance Steel & Aluminum Co.	183,837
19,200	Resolute Forest Products, Inc. *	143,424
13,772	Schnitzer Steel Industries, Inc. Class A	232,196
4,751	Schweitzer-Mauduit International, Inc.	184,434
5,376	Stepan Co.	284,552

		2,583,809

	Media - 0.6%
24,310	World Wrestling Entertainment, Inc. Class A	433,447

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 9.7%
19,000	Affymetrix, Inc. *	$174,800
6,800	Anacor Pharmaceuticals, Inc. *	764,388
27,946	Anthera Pharmaceuticals, Inc. *	161,248
23,875	ARIAD Pharmaceuticals, Inc. *	163,305
26,794	Array BioPharma, Inc. *	137,185
3,604	Bio-Rad Laboratories, Inc. Class A *	502,686
2,184	BioSpecifics Technologies Corp. *	127,567
7,000	Cambrex Corp. *	321,790
1,912	China Biologic Products, Inc. *	217,853
3,158	Eagle Pharmaceuticals, Inc. *	201,196
13,667	Emergent Biosolutions, Inc. *	439,394
92,051	Geron Corp. *	319,417
21,143	Halozyme Therapeutics, Inc. *	330,888
21,462	ImmunoGen, Inc. *	251,105
15,204	Infinity Pharmaceuticals, Inc. *	157,361
6,644	Insys Therapeutics, Inc. *	171,150
4,640	Lannett Co., Inc. *	207,733
3,288	Ligand Pharmaceuticals, Inc. *	297,071
9,240	Luminex Corp. *	168,168
26,582	Merrimack Pharmaceuticals, Inc. *	248,276
3,171	NewLink Genetics Corp. *	121,354
70,439	PDL Biopharma, Inc.	322,611
9,000	Pfenex, Inc. *	162,720
43,493	Sciclone Pharmaceuticals, Inc. *	331,417
16,721	Sucampo Pharmaceuticals, Inc. Class A *	323,719
16,125	Supernus Pharmaceuticals, Inc. *	266,063

		6,890,465

	Real Estate - 10.2%
7,900	AG Mortgage Investment Trust, Inc. REIT	120,159
16,510	American Capital Mortgage Investment Corp. REIT	239,560
8,832	Apollo Commercial Real Estate Finance, Inc. REIT	146,700
24,000	Brandywine Realty Trust REIT	324,000
41,350	Capstead Mortgage Corp. REIT	399,028
14,129	CBL & Associates Properties, Inc. REIT	206,001
32,800	Chambers Street Properties REIT	232,224
12,417	Colony Capital, Inc. Class A, REIT	252,562
4,554	Coresite Realty Corp. REIT	250,242
11,500	Franklin Street Properties Corp. REIT	119,830
23,079	Hatteras Financial Corp. REIT	330,260
9,900	Hospitality Properties Trust REIT	265,716
13,000	Invesco Mortgage Capital, Inc. REIT	156,650
18,732	Ladder Capital Corp. REIT	267,118
29,660	Mack-Cali Realty Corp. REIT	645,402
7,479	Marcus & Millichap, Inc. REIT *	325,860
17,800	MFA Financial, Inc. REIT	123,176
14,613	New Residential Investment Corp. REIT	177,256
20,640	New York Mortgage Trust, Inc. REIT	117,235
11,100	Pennsylvania REIT	249,528
15,748	PennyMac Mortgage Investment Trust REIT	230,236
37,130	Piedmont Office Realty Trust, Inc. Class A, REIT	719,579
9,200	Ramco-Gershenson Properties Trust REIT	154,560
23,100	Redwood Trust, Inc. REIT	306,768
12,600	Resource Capital Corp. REIT	161,784
20,441	Select Income REIT	412,908
26,200	Two Harbors Investment Corp. REIT	221,652
9,500	Western Asset Mortgage Capital Corp. REIT	108,490

		7,264,484

	Retailing - 5.6%
30,463	American Eagle Outfitters, Inc.	465,475
7,000	Big Lots, Inc.	322,700

The accompanying notes are an integral part of these financial statements.

83

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Retailing - 5.6% - (continued)
8,000	Buckle, Inc.	$283,520
8,289	Cato Corp. Class A	312,993
14,294	Chico’s FAS, Inc.	197,543
3,753	Dillard’s, Inc. Class A	335,818
4,080	DSW, Inc. Class A	101,755
8,761	Express, Inc. *	169,087
13,660	Francescas Holding Corp. *	194,109
3,193	Hibbett Sports, Inc. *	109,073
16,302	Nutrisystem, Inc.	377,065
3,734	Outerwall, Inc.	224,040
14,300	Overstock.com, Inc. *	223,938
10,633	PetMed Express, Inc.	178,847
13,181	Select Comfort Corp. *	279,437
16,864	Tile Shop Holdings, Inc. *	244,697

		4,020,097

	Semiconductors & Semiconductor Equipment - 2.5%
10,509	Advanced Energy Industries, Inc. *	297,195
3,300	Ambarella, Inc. *	163,152
26,900	Amkor Technology, Inc. *	167,318
17,033	Integrated Device Technology, Inc. *	434,341
4,722	Microsemi Corp. *	170,039
22,784	Sigma Designs, Inc. *	200,727
7,470	Teradyne, Inc.	145,814
6,108	Tessera Technologies, Inc.	213,597

		1,792,183

	Software & Services - 10.9%
12,510	Aspen Technology, Inc. *	517,789
16,800	AVG Technologies N.V. *	398,160
11,044	BroadSoft, Inc. *	353,077
4,400	Cardtronics, Inc. *	151,800
14,500	Convergys Corp.	372,215
2,766	CSG Systems International, Inc.	92,716
1,463	DST Systems, Inc.	178,705
6,000	Fleetmatics Group plc *	333,960
11,666	Gigamon, Inc. *	305,999
3,124	Global Sources Ltd. *	27,960
6,089	Imperva, Inc. *	430,005
24,325	Liquidity Services, Inc. *	199,222
9,614	LogMeIn, Inc. *	647,599
5,396	Luxoft Holding, Inc. *	359,589
10,001	Manhattan Associates, Inc. *	728,573
4,900	MAXIMUS, Inc.	334,180
22,908	Mentor Graphics Corp.	623,098
6,448	Paycom Software, Inc. *	245,088
2,842	Stamps.com, Inc. *	214,884
7,800	Sykes Enterprises, Inc. *	226,200
5,901	Verint Systems, Inc. *	280,770
11,343	Web.com Group, Inc. *	266,220
22,413	Wix.com Ltd. *	495,776

		7,783,585

	Technology Hardware & Equipment - 5.4%
11,058	Alliance Fiber Optic Products, Inc.	150,499
6,900	Avnet, Inc.	313,467
6,496	Benchmark Electronics, Inc. *	128,491
47,497	Brocade Communications Systems, Inc.	494,919
11,888	Ciena Corp. *	286,976
4,895	DTS, Inc. *	145,675
4,086	ePlus, Inc. *	344,940

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Technology Hardware & Equipment - 5.4% - (continued)
17,006	Infinera Corp. *	$336,039
2,669	InterDigital, Inc.	135,425
26,307	Ixia *	379,084
9,504	Lexmark International, Inc. Class A	308,785
13,376	Sanmina Corp. *	276,482
3,338	Tech Data Corp. *	242,973
8,249	Universal Display Corp. *	283,023

		3,826,778

	Telecommunication Services - 1.5%
20,571	Inteliquent, Inc.	426,231
12,350	Telephone & Data Systems, Inc.	353,704
51,043	Vonage Holdings Corp. *	309,831

		1,089,766

	Transportation - 1.5%
2,091	Allegiant Travel Co.	412,868
9,840	Covenant Transportation Group, Inc. Class A *	189,912
8,182	Hawaiian Holdings, Inc. *	283,915
5,900	Werner Enterprises, Inc.	156,114

		1,042,809

	Utilities - 3.7%
26,622	Atlantic Power Corp.	54,309
4,547	Black Hills Corp.	208,162
2,100	El Paso Electric Co.	81,207
19,500	Great Plains Energy, Inc.	536,250
5,653	IDACORP, Inc.	377,903
13,640	New Jersey Resources Corp.	432,115
6,374	ONE Gas, Inc.	311,306
15,371	Westar Energy, Inc.	610,229

		2,611,481

	Total Common Stocks (cost $69,233,686)	$70,172,045

	Total Long-Term Investments (cost $69,233,686)	$70,172,045

SHORT-TERM INVESTMENTS - 1.6%
	Other Investment Pools & Funds - 1.6%
1,127,438	BlackRock Liquidity Funds TempFund Portfolio	$1,127,438

	Total Short-Term Investments (cost $1,127,438)	$1,127,438

Total Investments (cost $70,361,124) ^	99.9%	$71,299,483
Other Assets and Liabilities	0.1%	43,054

Total Net Assets	100.0%	$71,342,537

The accompanying notes are an integral part of these financial statements.

84

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $70,415,923 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,901,796
Unrealized Depreciation	(6,018,236)

Net Unrealized Appreciation	$883,560

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

85

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$751,666	$751,666	$—	$—
Banks	6,097,706	6,097,706	—	—
Capital Goods	4,549,224	4,549,224	—	—
Commercial & Professional Services	2,977,871	2,977,871	—	—
Consumer Durables & Apparel	2,955,794	2,955,794	—	—
Consumer Services	1,844,753	1,844,753	—	—
Diversified Financials	2,220,511	2,220,511	—	—
Energy	2,134,208	2,134,208	—	—
Food & Staples Retailing	451,048	451,048	—	—
Food, Beverage & Tobacco	1,080,658	1,080,658	—	—
Health Care Equipment & Services	2,502,820	2,502,820	—	—
Household & Personal Products	865,693	865,693	—	—
Insurance	2,401,189	2,401,189	—	—
Materials	2,583,809	2,583,809	—	—
Media	433,447	433,447	—	—
Pharmaceuticals, Biotechnology & Life Sciences	6,890,465	6,890,465	—	—
Real Estate	7,264,484	7,264,484	—	—
Retailing	4,020,097	4,020,097	—	—
Semiconductors & Semiconductor Equipment	1,792,183	1,792,183	—	—
Software & Services	7,783,585	7,783,585	—	—
Technology Hardware & Equipment	3,826,778	3,826,778	—	—
Telecommunication Services	1,089,766	1,089,766	—	—
Transportation	1,042,809	1,042,809	—	—
Utilities	2,611,481	2,611,481	—	—
Short-Term Investments	1,127,438	1,127,438	—	—

Total	$71,299,483	$71,299,483	$—	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

86

The Hartford Small Company Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 90.5%
	Automobiles & Components - 0.1%
12,106	Tenneco, Inc. *	$685,078
274	Tesla Motors, Inc. *	56,699

		741,777

	Banks - 4.6%
5,669	Ameris Bancorp	178,573
541,818	Associated Banc-Corp	10,478,760
3,299	Bank of Marin Bancorp	175,441
6,477	BBCN Bancorp, Inc.	108,749
19,856	Blue Hills Bancorp, Inc.	281,757
370,049	EverBank Financial Corp.	6,387,046
9,160	FCB Financial Holdings, Inc. Class A *	325,730
20,720	First Merchants Corp.	543,486
22,011	Flushing Financial Corp.	463,111
11,270	Great Western Bancorp, Inc.	318,490
8,002	Heritage Financial Corp. of Washington	147,397
38,305	MGIC Investment Corp. *	360,067
268,913	PrivateBancorp, Inc.	11,248,631
11,447	Sandy Spring Bancorp, Inc.	314,792
5,485	Umpqua Holdings Corp.	91,599
297,851	United Community Banks, Inc. of Georgia	6,004,676
4,685	Wintrust Financial Corp.	236,546
6,381	WSFS Financial Corp.	202,724

		37,867,575

	Capital Goods - 6.5%
16,809	AAON, Inc.	344,080
10,013	Acuity Brands, Inc.	2,188,842
318,869	Advanced Drainage Systems, Inc.	10,018,864
2,632	Alamo Group, Inc.	123,493
215,625	Altra Industrial Motion Corp.	5,705,438
126,516	Astronics Corp. *	4,783,551
2,398	Astronics Corp. Class B *	89,331
8,969	AZZ, Inc.	496,255
17,915	CAI International, Inc. *	208,172
1,360	Carlisle Cos., Inc.	118,320
2,767	Crane Co.	145,655
165,288	DigitalGlobe, Inc. *	2,467,750
3,186	EMCOR Group, Inc.	153,820
3,615	Esterline Technologies Corp. *	278,536
229,251	Generac Holdings, Inc. *	7,235,162
8,164	H & E Equipment Services, Inc.	157,647
10,780	Heico Corp. Class A	470,870
7,692	Insteel Industries, Inc.	164,532
4,698	Lennox International, Inc.	623,941
18,375	Luxfer Holdings plc ADR	199,001
4,902	Lydall, Inc. *	167,795
179,021	Masonite International Corp. *	10,717,987
5,820	Moog, Inc. Class A *	359,443
11,226	NN, Inc.	154,919
4,780	Teledyne Technologies, Inc. *	426,519
8,208	Textainer Group Holdings Ltd.	160,549
20,394	Titan International, Inc.	144,797
7,570	Toro Co.	569,794
87,183	Watts Water Technologies, Inc. Class A	4,746,243

		53,421,306

	Commercial & Professional Services - 2.9%
212,698	Advisory Board Co. *	9,322,553
16,823	CECO Environmental Corp.	150,061
7,998	Deluxe Corp.	476,281

Shares or Principal Amount		Market Value†
COMMON STOCKS - 90.5% - (continued)
	Commercial & Professional Services - 2.9% - (continued)
14,280	Exponent, Inc.	$734,135
5,163	Franklin Covey Co. *	88,442
4,748	Gategroup Holding AG *	178,022
11,620	GP Strategies Corp. *	291,546
9,757	Heritage Crystal Clean, Inc. *	116,304
2,600	Huron Consulting Group, Inc. *	125,580
13,430	On Assignment, Inc. *	605,827
286,304	TriNet Group, Inc. *	5,434,050
134,597	WageWorks, Inc. *	6,463,348

		23,986,149

	Consumer Durables & Apparel - 2.9%
10,960	Arctic Cat, Inc.	225,118
347,575	Crocs, Inc. *	3,753,810
10,683	G-III Apparel Group Ltd. *	588,527
28,613	Kate Spade & Co. *	514,176
5,670	M/I Homes, Inc. *	130,127
11,882	New Home Co., Inc. *	170,031
6,126	Oxford Industries, Inc.	446,095
1,927,170	Samsonite International S.A.	5,706,468
334,146	Steven Madden Ltd. *	11,644,988
14,465	Taylor Morrison Home Corp. Class A *	266,590
25,571	Vince Holding Corp. *	116,348
8,808	Vista Outdoor, Inc. *	393,894
2,083	William Lyon Homes Class A *	44,451

		24,000,623

	Consumer Services - 6.2%
37,128	Bloomin’ Brands, Inc.	630,062
7,754	Brinker International, Inc.	352,885
1,863	Buffalo Wild Wings, Inc. *	287,405
319,552	ClubCorp Holdings, Inc.	6,531,643
36,820	Del Frisco’s Restaurant Group, Inc. *	495,965
566,747	Diamond Resorts International, Inc. *	16,118,285
108,114	Jack in the Box, Inc.	8,057,736
34,970	La Quinta Holdings, Inc. *	529,795
8,070	Marriott Vacations Worldwide Corp.	519,708
55,464	Panera Bread Co. Class A *	9,837,650
1,868	Red Robin Gourmet Burgers, Inc. *	139,894
9,684	Ruth’s Hospitality Group, Inc.	150,199
173,042	Texas Roadhouse, Inc.	5,943,993
39,712	Wingstop, Inc. *	918,539

		50,513,759

	Diversified Financials - 3.1%
7,900	Alaris Royalty Corp.	168,077
8,255	Evercore Partners, Inc. Class A	445,770
106,070	Financial Engines, Inc.	3,411,211
188,542	HFF, Inc. Class A	6,508,470
84,632	MarketAxess Holdings, Inc.	8,574,068
18,160	Regional Management Corp. *	296,190
2,639	Westwood Holdings Group, Inc.	153,326
291,647	Wisdomtree Investments, Inc.	5,608,372

		25,165,484

	Energy - 2.0%
74,331	Abraxas Petroleum Corp. *	118,186
16,500	Aspen Aerogels, Inc. *	138,105
103,417	Diamondback Energy, Inc. *	7,636,311
10,427	Forum Energy Technologies, Inc. *	138,158
13,050	Hornbeck Offshore Services, Inc. *	176,306

The accompanying notes are an integral part of these financial statements.

87

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 90.5% - (continued)
	Energy - 2.0% - (continued)
308,517	RSP Permian, Inc. *	$8,459,536
8,332	Synergy Resources Corp. *	93,235

		16,759,837

	Food & Staples Retailing - 0.2%
7,960	Casey’s General Stores, Inc.	845,511
20,451	Natural Grocers by Vitamin Cottage, Inc. *	489,801
6,615	PriceSmart, Inc.	568,758

		1,904,070

	Food, Beverage & Tobacco - 1.4%
216,226	Freshpet, Inc. *	2,108,204
256,184	Greencore Group plc	1,191,176
415,357	Nomad Foods Ltd. *	6,064,212
8,590	Post Holdings, Inc. *	552,079
73,397	SunOpta, Inc. *	394,876
9,130	TreeHouse Foods, Inc. *	781,893

		11,092,440

	Health Care Equipment & Services - 9.9%
130,672	Acadia Healthcare Co., Inc. *	8,024,567
5,389	Aceto Corp.	162,532
14,768	Anika Therapeutics, Inc. *	568,863
1,260	Atrion Corp.	464,940
24,726	ConforMIS, Inc. *	483,888
10,390	Cynosure, Inc. Class A *	391,080
92,153	DexCom, Inc. *	7,678,188
13,455	EndoChoice Holdings, Inc. *	138,856
378,895	Endologix, Inc. *	3,235,763
5,143	Ensign Group, Inc.	216,829
242,270	Envision Healthcare Holdings, Inc. *	6,832,014
34,339	Globus Medical, Inc. Class A *	767,477
16,506	HealthSouth Corp.	574,904
127,299	HeartWare International, Inc. *	5,498,044
5,755	ICU Medical, Inc. *	632,877
401,103	Insulet Corp. *	11,992,980
263,750	LDR Holding Corp. *	6,672,875
78,054	LifePoint Health, Inc. *	5,376,359
5,846	LivaNova plc *	387,473
1,698	MEDNAX, Inc. *	119,658
14,175	Omnicell, Inc. *	385,560
114,710	Team Health Holdings, Inc. *	6,844,746
4,320	Teladoc, Inc. *	84,974
9,152	U.S. Physical Therapy, Inc.	448,997
15,792	Vascular Solutions, Inc. *	507,239
493,952	Veeva Systems, Inc. Class A *	12,531,562
8,116	WellCare Health Plans, Inc. *	719,078

		81,742,323

	Insurance - 3.0%
12,060	AMERISAFE, Inc.	660,044
90,539	Assurant, Inc.	7,381,645
198,326	Assured Guaranty Ltd.	5,442,065
273,551	First American Financial Corp.	10,430,500
18,056	James River Group Holdings Ltd.	531,388

		24,445,642

	Materials - 5.1%
15,117	Boise Cascade Co. *	452,452
714,839	Graphic Packaging Holding Co.	10,122,120
675,491	Headwaters, Inc. *	13,881,340
447,238	KapStone Paper & Packaging Corp.	9,727,426

Shares or Principal Amount		Market Value†
COMMON STOCKS - 90.5% - (continued)
	Materials - 5.1% - (continued)
8,550	Myers Industries, Inc.	$133,466
43,130	OMNOVA Solutions, Inc. *	309,673
11,258	Orion Engineered Carbons S.A.	147,029
592,945	Platform Specialty Products Corp. *	6,190,346
16,265	PolyOne Corp.	543,902
8,742	Silgan Holdings, Inc.	444,706

		41,952,460

	Media - 1.7%
372,060	IMAX Corp. *	14,283,383

	Pharmaceuticals, Biotechnology & Life Sciences - 11.0%
378,975	Achillion Pharmaceuticals, Inc. *	2,963,584
8,695	Acorda Therapeutics, Inc. *	313,368
184,018	Aerie Pharmaceuticals, Inc. *	4,197,451
58,242	Agios Pharmaceuticals, Inc. *	4,243,512
7,676	Albany Molecular Research, Inc. *	138,475
6,500	Alder Biopharmaceuticals, Inc. *	207,870
5,877	Alkermes plc *	422,674
23,200	Amicus Therapeutics, Inc. *	174,000
87,210	Anacor Pharmaceuticals, Inc. *	9,803,276
214,317	Aratana Therapeutics, Inc. *	1,498,076
56,340	Arena Pharmaceuticals, Inc. *	106,483
446,111	BioCryst Pharmaceuticals, Inc. *	4,010,538
42,910	BioDelivery Sciences International, Inc. *	230,856
13,086	Cara Therapeutics, Inc. *	185,429
147,446	Cepheid *	4,924,696
26,043	Dicerna Pharmaceuticals, Inc. *	260,951
165,323	Five Prime Therapeutics, Inc. *	5,315,134
163,133	Flexion Therapeutics, Inc. *	2,688,432
105,717	Galapagos N.V. ADR *	5,074,416
13,200	GlycoMimetics, Inc. *	86,988
204,843	Intersect ENT, Inc. *	3,924,792
272,763	Ironwood Pharmaceuticals, Inc. *	3,098,588
11,743	KemPharm, Inc. *	191,998
13,695	Medicines Co. *	468,917
691,733	Novavax, Inc. *	4,669,198
7,270	Ophthotech Corp. *	362,991
150,943	Otonomy, Inc. *	3,266,406
9,512	PAREXEL International Corp. *	600,397
149,474	Portola Pharmaceuticals, Inc. *	7,116,457
128,528	PTC Therapeutics, Inc. *	3,196,491
2,428	Puma Biotechnology, Inc. *	200,116
113,617	Relypsa, Inc. *	1,816,736
110,687	TESARO, Inc. *	5,032,938
190,817	Tetraphase Pharmaceuticals, Inc. *	1,723,077
25,003	Trevena, Inc. *	240,529
73,561	Ultragenyx Pharmaceutical, Inc. *	7,308,285
29,125	XenoPort, Inc. *	177,954
16,474	Zafgen, Inc. *	158,645

		90,400,724

	Real Estate - 2.7%
22,885	Arbor Realty Trust, Inc. REIT	143,031
10,762	Armada Hoffler Properties, Inc. REIT	115,584
13,404	CareTrust, Inc. REIT	151,733
10,086	Coresite Realty Corp. REIT	554,226
8,507	Easterly Government Properties, Inc. REIT	148,702
341,181	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	6,144,670
432,401	Kennedy-Wilson Holdings, Inc. REIT	10,602,473
9,541	Medical Properties Trust, Inc. REIT	107,813

The accompanying notes are an integral part of these financial statements.

88

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 90.5% - (continued)
	Real Estate - 2.7% - (continued)
105,079	Pebblebrook Hotel Trust REIT	$3,591,600
6,545	STAG Industrial, Inc. REIT	134,303
13,384	Summit Hotel Properties, Inc. REIT	175,063
27,521	Sunstone Hotel Investors, Inc. REIT	397,954

		22,267,152

	Retailing - 2.6%
3,136,600	Allstar Co.(1)(2)	1,819,228
16,063	Burlington Stores, Inc. *	772,309
6,281	Core-Mark Holding Co., Inc.	510,582
82,240	CST Brands, Inc.	2,954,883
19,908	DSW, Inc. Class A	496,506
178,190	Five Below, Inc. *	6,119,045
132,029	HSN, Inc.	8,165,994
19,141	Party City Holdco, Inc. *	303,002
5,368	Shoe Carnival, Inc.	120,619

		21,262,168

	Semiconductors & Semiconductor Equipment - 3.5%
274,721	Entegris, Inc. *	3,524,670
19,107	Exar Corp. *	108,719
70,649	First Solar, Inc. *	4,031,938
6,238	Inphi Corp. *	185,705
24,420	Integrated Device Technology, Inc. *	622,710
259,207	Mellanox Technologies Ltd. *	12,211,242
12,001	MKS Instruments, Inc.	422,915
11,230	SunEdison Semiconductor Ltd. *	120,723
277,490	SunPower Corp. *	7,447,832

		28,676,454

	Software & Services - 16.3%
118,679	Apigee Corp. *	1,145,252
13,242	Aspen Technology, Inc. *	548,086
3,980	CACI International, Inc. Class A *	386,219
20,072	Cardtronics, Inc. *	692,484
7,915	Cass Information Systems, Inc.	412,846
122,290	comScore, Inc. *	5,231,566
6,412	Constant Contact, Inc. *	167,353
80,484	CoStar Group, Inc. *	16,343,886
5,119	CSG Systems International, Inc.	171,589
54,358	Demandware, Inc. *	3,082,099
3,804	Ellie Mae, Inc. *	277,616
17,980	Envestnet, Inc. *	536,883
6,530	EPAM Systems, Inc. *	505,096
42,449	Everi Holdings, Inc. *	198,661
24,692	Everyday Health, Inc. *	232,105
18,560	Exlservice Holdings, Inc. *	821,466
107,357	Fair Isaac Corp.	9,916,566
42,845	Five9, Inc. *	185,519
107,258	Fleetmatics Group plc *	5,969,980
44,012	GoDaddy, Inc. Class A *	1,209,450
116,796	Guidewire Software, Inc. *	6,801,031
119,020	Heartland Payment Systems, Inc.	8,807,480
174,366	HubSpot, Inc. *	9,046,108
10,720	j2 Global, Inc.	831,336
8,368	Manhattan Associates, Inc. *	609,609
25,753	Marchex, Inc. Class B	111,253
7,811	Marketo, Inc. *	229,878
109,254	MAXIMUS, Inc.	7,451,123
18,168	Model N, Inc. *	183,497
6,500	Nuance Communications, Inc. *	110,305

Shares or Principal Amount		Market Value†
COMMON STOCKS - 90.5% - (continued)
	Software & Services - 16.3% - (continued)
13,227	Perficient, Inc. *	$221,155
5,980	PTC, Inc. *	211,931
7,200	Q2 Holdings, Inc. *	177,480
6,065	Qualys, Inc. *	214,216
15,526	Sapiens International Corp. N.V.	183,362
10,453	Silver Spring Networks, Inc. *	137,039
19,824	Tangoe, Inc. *	164,143
667,714	Telogis, Inc. *(1)(2)	1,159,819
10,582	Textura Corp. *	310,688
65,737	Tyler Technologies, Inc. *	11,198,955
109,793	Verint Systems, Inc. *	5,223,951
131,782	Virtusa Corp. *	7,568,240
9,940	WebMD Health Corp. *	404,160
76,864	WEX, Inc. *	6,910,842
328,274	WNS Holdings Ltd. ADR *	11,184,295
81,981	Zillow Group, Inc. Class A *	2,525,835
158,662	Zillow Group, Inc. Class C *	4,393,351

		134,405,804

	Technology Hardware & Equipment - 2.7%
6,523	Applied Optoelectronics, Inc. *	134,504
111,843	Arista Networks, Inc. *	7,214,992
9,180	CalAmp Corp. *	174,053
8,941	CDW Corp. of Delaware	399,573
294,574	Ciena Corp. *	7,111,016
10,759	Control4 Corp. *	70,364
6,267	ePlus, Inc. *	529,060
9,743	Fabrinet *	211,131
3,565	FEI Co.	257,357
25,343	Mitel Networks Corp. *	198,436
16,805	NetScout Systems, Inc. *	602,795
14,668	Newport Corp. *	221,634
186,511	Nimble Storage, Inc. *	4,215,149
115,230	ParkerVision, Inc. *	24,244
16,900	Pure Storage, Inc. Class A *	297,947
7,351	Radware Ltd. *	109,604
6,350	Rogers Corp. *	295,402

		22,067,261

	Telecommunication Services - 0.0%
37,240	Vonage Holdings Corp. *	226,047

	Transportation - 2.0%
26,867	Celadon Group, Inc.	389,034
179,852	Landstar System, Inc.	11,337,870
11,612	Marten Transport Ltd.	190,321
4,878	Park-Ohio Holdings Corp.	168,291
25,598	Swift Transportation Co. *	400,097
154,161	XPO Logistics, Inc. *	4,279,509

		16,765,122

	Utilities - 0.1%
2,756	ALLETE, Inc.	138,379
6,758	Pattern Energy Group, Inc.	158,069
7,923	Spark Energy, Inc. Class A	134,374

		430,822

	Total Common Stocks (cost $756,792,640)	$744,378,382

The accompanying notes are an integral part of these financial statements.

89

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
EXCHANGE TRADED FUNDS - 1.9%
	Other Investment Pools & Funds - 1.9%
107,913	iShares Russell 2000 Growth ETF	$15,275,085

	Total Exchange Traded Funds (cost $15,088,849)	$15,275,085

PREFERRED STOCKS - 3.6%
	Consumer Services - 0.3%
177,795	Draftkings, Inc. Series D *(1)(2)	$1,158,441
160,456	Draftkings, Inc. Series D-1 *(1)(2)	1,045,467

		2,203,908

	Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
92,973	Sancilio & Co., Inc. *(1)(2)	587,589

	Retailing - 0.7%
47,489	Honest Co. *(1)(2)	1,955,573
65,552	Tory Burch LLC *(1)(2)	3,575,205

		5,530,778

	Software & Services - 2.1%
106,123	Cloudera, Inc. *(1)(2)	3,220,833
263,189	MarkLogic Corp. Series F *(1)(2)	3,076,679
129,162	Nutanix, Inc. *(1)(2)	2,324,916
909,316	Telogis, Inc. *(1)(2)	3,625,443
98,033	Veracode, Inc. *(1)(2)	2,915,502
658,164	Zuora, Inc. Series F *(1)(2)	2,250,506

		17,413,879

	Technology Hardware & Equipment - 0.2%
122,994	Pure Storage, Inc. *(1)(2)	1,979,253

	Telecommunication Services - 0.2%
4,044	DocuSign, Inc. Series B *(1)(2)	78,818
1,211	DocuSign, Inc. Series B-1 *(1)(2)	23,602
2,906	DocuSign, Inc. Series D *(1)(2)	56,638
75,160	DocuSign, Inc. Series E *(1)(2)	1,464,868
14,065	DocuSign, Inc. Series F *(1)(2)	274,127

		1,898,053

	Total Preferred Stocks (cost $25,790,854)	$29,613,460

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Capital Goods - 0.0%
1,146	William Lyon Homes, Inc., 6.50%	$125,281

	Total Convertible Preferred Stocks (cost $114,600)	$125,281

	Total Long-Term Investments (cost $797,786,943)	$789,392,208

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 8.7%
	Other Investment Pools & Funds - 8.7%
71,989,230	Federated Prime Obligations Fund	$71,989,230

	Total Short-Term Investments (cost $71,989,230)	$71,989,230

Total Investments (cost $869,776,173) ^	104.7%	$861,381,438
Other Assets and Liabilities	(4.7)%	(38,874,851)

Total Net Assets	100.0%	$822,506,587

The accompanying notes are an integral part of these financial statements.

90

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools and Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $878,219,056 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$82,532,131
Unrealized Depreciation	(99,369,749)

Net Unrealized Depreciation	$(16,837,618)

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2015, the aggregate fair value of these securities was $32,592,507, which represents 4.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	3,136,600	Allstar Co.	$1,364,479
02/2014	106,123	Cloudera, Inc. Preferred	1,545,151
02/2014	4,044	DocuSign, Inc. Series B Preferred	53,107
02/2014	1,211	DocuSign, Inc. Series B-1 Preferred	15,903
02/2014	2,906	DocuSign, Inc. Series D Preferred	38,163
02/2014	75,160	DocuSign, Inc. Series E Preferred	987,031
04/2015	14,065	DocuSign, Inc. Series F Preferred	268,545
07/2015	177,795	Draftkings, Inc. Series D Preferred	957,589
07/2015	160,456	Draftkings, Inc. Series D-1 Preferred	1,229,961
08/2015	47,489	Honest Co. Preferred	2,172,859
04/2015	263,189	MarkLogic Corp. Series F Preferred	3,056,730
08/2014	129,162	Nutanix, Inc. Preferred	1,730,319
04/2014	122,994	Pure Storage, Inc. Preferred	1,934,191
05/2014	92,973	Sancilio & Co., Inc. Preferred	351,154
09/2013	667,714	Telogis, Inc.	1,322,808
09/2013	909,316	Telogis, Inc. Preferred	2,001,586
11/2013	65,552	Tory Burch LLC Preferred	5,137,735
08/2014	98,033	Veracode, Inc. Preferred	1,810,268
01/2015	658,164	Zuora, Inc. Series F Preferred	2,500,562

			$28,478,141

At October 31, 2015, the aggregate value of these securities were $32,592,507, which represents 4.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

91

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$741,777	$741,777	$—	$—
Banks	37,867,575	37,867,575	—	—
Capital Goods	53,421,306	53,421,306	—	—
Commercial & Professional Services	23,986,149	23,808,127	178,022	—
Consumer Durables & Apparel	24,000,623	24,000,623	—	—
Consumer Services	50,513,759	50,513,759	—	—
Diversified Financials	25,165,484	25,165,484	—	—
Energy	16,759,837	16,759,837	—	—
Food & Staples Retailing	1,904,070	1,904,070	—	—
Food, Beverage & Tobacco	11,092,440	9,901,264	1,191,176	—
Health Care Equipment & Services	81,742,323	81,742,323	—	—
Insurance	24,445,642	24,445,642	—	—
Materials	41,952,460	41,952,460	—	—
Media	14,283,383	14,283,383	—	—
Pharmaceuticals, Biotechnology & Life Sciences	90,400,724	90,400,724	—	—
Real Estate	22,267,152	22,267,152	—	—
Retailing	21,262,168	19,442,940	—	1,819,228
Semiconductors & Semiconductor Equipment	28,676,454	28,676,454	—	—
Software & Services	134,405,804	133,245,985	—	1,159,819
Technology Hardware & Equipment	22,067,261	22,067,261	—	—
Telecommunication Services	226,047	226,047	—	—
Transportation	16,765,122	16,765,122	—	—
Utilities	430,822	430,822	—	—
Exchange Traded Funds	15,275,085	15,275,085	—	—
Preferred Stocks	29,613,460	—	—	29,613,460
Convertible Preferred Stocks	125,281	125,281	—	—
Short-Term Investments	71,989,230	71,989,230	—	—

Total	$861,381,438	$827,419,733	$1,369,198	$32,592,507

(1)	For the year ended October 31, 2015, investments valued at $6,981,610 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Common Stocks	Preferred Stocks	Total
Beginning balance	$28,547,778	$20,281,239	$48,829,017
Purchases	—	10,186,245	10,186,245
Sales	—	(2,532,302)	(2,532,302)
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	(224,148)	1,678,278	1,454,130
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	(25,344,583)	—	(25,344,583)

Ending balance	$2,979,047	$29,613,460	$32,592,507

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $2,124,189.

The accompanying notes are an integral part of these financial statements.

92

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2015

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

93

The Hartford SmallCap Growth Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4%
	Automobiles & Components - 1.0%
49,500	American Axle & Manufacturing Holdings, Inc. *	$1,096,920
24,623	Cooper Tire & Rubber Co.	1,028,995
150,895	Tenneco, Inc. *	8,539,148

		10,665,063

	Banks - 3.3%
311,935	EverBank Financial Corp.	5,383,998
112,700	FCB Financial Holdings, Inc. Class A *	4,007,612
253,405	First Merchants Corp.	6,646,813
128,770	Flushing Financial Corp.	2,709,321
133,620	Great Western Bancorp, Inc.	3,776,101
6,187	LendingTree, Inc. *	750,855
494,120	MGIC Investment Corp. *	4,644,728
94,010	Sandy Spring Bancorp, Inc.	2,585,275
19,100	Walker & Dunlop, Inc. *	554,091
58,325	Wintrust Financial Corp.	2,944,829

		34,003,623

	Capital Goods - 7.1%
202,620	AAON, Inc.	4,147,631
22,200	Aegion Corp. *	428,238
60,704	Aerojet Rocketdyne Holdings, Inc. *	1,028,326
175,546	Altra Industrial Motion Corp.	4,644,947
7,889	American Woodmark Corp. *	573,530
22,000	Argan, Inc.	812,900
136,658	Astronics Corp. *	5,167,037
2,008	Astronics Corp. Class B *	74,794
123,116	AZZ, Inc.	6,812,008
26,752	Continental Building Products, Inc. *	470,033
22,100	Douglas Dynamics, Inc.	484,874
17,363	Dycom Industries, Inc. *	1,321,151
17,563	Encore Wire Corp.	751,170
42,925	Esterline Technologies Corp. *	3,307,371
183,575	Generac Holdings, Inc. *	5,793,627
28,600	General Cable Corp.	440,154
16,600	Global Brass & Copper Holdings, Inc.	373,334
130,410	Heico Corp. Class A	5,696,309
24,600	Hyster-Yale Materials Handling, Inc.	1,439,592
57,880	Lennox International, Inc.	7,687,043
11,768	Lydall, Inc. *	402,819
104,366	Meritor, Inc. *	1,134,458
71,420	Moog, Inc. Class A *	4,410,899
9,527	Patrick Industries, Inc. *	386,606
4,600	Proto Labs, Inc. *	298,264
54,595	Taser International, Inc. *	1,278,069
62,450	Teledyne Technologies, Inc. *	5,572,413
92,614	Toro Co.	6,971,056
32,522	Wabash National Corp. *	389,288

		72,297,941

	Commercial & Professional Services - 3.9%
10,256	Brink’s Co.	317,731
25,814	CEB, Inc.	1,929,855
113,973	Deluxe Corp.	6,787,092
176,960	Exponent, Inc.	9,097,514
144,445	GP Strategies Corp. *	3,624,125
19,200	HNI Corp.	824,448
12,074	Insperity, Inc.	560,958
47,639	Interface, Inc.	931,342
34,400	Korn/Ferry International	1,251,128
6,430	Multi-Color Corp.	500,511

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4% - (continued)
	Commercial & Professional Services - 3.9% - (continued)
167,565	On Assignment, Inc. *	$7,558,857
59,623	RPX Corp. *	849,031
9,302	UniFirst Corp.	977,361
99,037	WageWorks, Inc. *	4,755,757

		39,965,710

	Consumer Durables & Apparel - 4.6%
125,480	Arctic Cat, Inc.	2,577,359
132,471	G-III Apparel Group Ltd. *	7,297,827
22,679	Helen of Troy Ltd. *	2,249,984
10,953	iRobot Corp. *	328,700
350,467	Kate Spade & Co. *	6,297,892
52,211	Nautilus, Inc. *	889,675
89,128	Oxford Industries, Inc.	6,490,301
4,380	Polaris Industries, Inc.	492,049
27,714	Skechers USA, Inc. Class A *	864,677
50,938	Smith & Wesson Holding Corp. *	909,753
237,823	Steven Madden Ltd. *	8,288,132
15,711	Sturm Ruger & Co., Inc.	894,584
170,455	Taylor Morrison Home Corp. Class A *	3,141,486
334,753	Vince Holding Corp. *	1,523,126
109,742	Vista Outdoor, Inc. *	4,907,662

		47,153,207

	Consumer Services - 4.8%
23,700	American Public Education, Inc. *	515,001
9,563	BJ’s Restaurants, Inc. *	410,540
460,233	Bloomin’ Brands, Inc.	7,810,154
31,000	Boyd Gaming Corp. *	619,690
94,936	Brinker International, Inc.	4,320,537
27,914	Buffalo Wild Wings, Inc. *	4,306,293
14,591	Capella Education Co.	658,784
310,808	Del Frisco’s Restaurant Group, Inc. *	4,186,584
19,700	Domino’s Pizza, Inc.	2,101,399
38,442	Grand Canyon Education, Inc. *	1,597,649
22,942	Isle of Capri Casinos, Inc. *	438,880
429,809	La Quinta Holdings, Inc. *	6,511,606
122,289	Marriott Vacations Worldwide Corp.	7,875,412
49,900	Pinnacle Entertainment, Inc. *	1,746,999
40,233	Sonic Corp.	1,148,250
18,000	Strayer Education, Inc. *	952,560
56,491	Weight Watchers International, Inc. *	868,832
139,189	Wingstop, Inc. *	3,219,441

		49,288,611

	Diversified Financials - 1.9%
81,200	Cowen Group, Inc. Class A *	341,852
100,965	Evercore Partners, Inc. Class A	5,452,110
159,650	HFF, Inc. Class A	5,511,118
15,849	INTL. FCStone, Inc. *	507,010
22,500	Investment Technology Group, Inc.	360,225
36,214	KCG Holdings, Inc. Class A *	452,313
43,265	MarketAxess Holdings, Inc.	4,383,177
88,397	Wisdomtree Investments, Inc.	1,699,874
15,600	World Acceptance Corp. *	594,828

		19,302,507

	Energy - 1.6%
66,580	Alon USA Energy, Inc.	1,115,215
18,500	CVR Energy, Inc.	822,510
115,310	Forum Energy Technologies, Inc. *	1,527,858
148,220	Hornbeck Offshore Services, Inc. *	2,002,452

The accompanying notes are an integral part of these financial statements.

94

The Hartford SmallCap Growth Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4% - (continued)
	Energy - 1.6% - (continued)
11,805	Matrix Service Co. *	$267,974
62,277	Pioneer Energy Services Corp. *	143,860
18,351	REX American Resources Corp. *	1,007,653
281,203	RSP Permian, Inc. *	7,710,586
39,470	Western Refining, Inc.	1,642,741

		16,240,849

	Food & Staples Retailing - 2.4%
97,350	Casey’s General Stores, Inc.	10,340,517
20,487	Fresh Market, Inc. *	510,536
13,111	Ingles Markets, Inc. Class A	654,763
255,031	Natural Grocers by Vitamin Cottage, Inc. *	6,107,993
82,740	PriceSmart, Inc.	7,113,985

		24,727,794

	Food, Beverage & Tobacco - 1.9%
23,151	Cal-Maine Foods, Inc.	1,237,652
34,800	Pilgrim’s Pride Corp.	660,852
102,370	Post Holdings, Inc. *	6,579,320
16,623	Sanderson Farms, Inc.	1,155,465
110,585	TreeHouse Foods, Inc. *	9,470,499

		19,103,788

	Health Care Equipment & Services - 10.4%
21,933	ABIOMED, Inc. *	1,615,585
77,620	Acadia Healthcare Co., Inc. *	4,766,644
13,100	Amedisys, Inc. *	518,498
127,840	Anika Therapeutics, Inc. *	4,924,397
15,415	Atrion Corp.	5,688,135
36,546	Centene Corp. *	2,173,756
7,247	Computer Programs & Systems, Inc.	275,458
120,710	Cynosure, Inc. Class A *	4,543,524
68,568	DexCom, Inc. *	5,713,086
25,400	Ensign Group, Inc.	1,070,864
371,466	Globus Medical, Inc. Class A *	8,302,265
20,733	HealthEquity, Inc. *	678,176
206,200	HealthSouth Corp.	7,181,946
37,425	HeartWare International, Inc. *	1,616,386
79,100	ICU Medical, Inc. *	8,698,627
45,077	InVivo Therapeutics Holdings Corp. *	327,259
68,245	LivaNova plc *	4,523,279
28,500	Magellan Health, Inc. *	1,521,900
17,636	Medidata Solutions, Inc. *	758,348
32,700	Meridian Bioscience, Inc.	621,627
32,607	Molina Healthcare, Inc. *	2,021,634
6,000	Natus Medical, Inc. *	273,180
174,525	Omnicell, Inc. *	4,747,080
16,553	Orthofix International N.V. *	563,630
147,641	Quality Systems, Inc.	2,074,356
47,328	Rockwell Medical, Inc. *	548,058
134,255	Team Health Holdings, Inc. *	8,010,996
46,150	Teladoc, Inc. *	907,771
48,600	Triple-S Management Corp., Class B *	1,000,674
113,445	U.S. Physical Therapy, Inc.	5,565,612
203,645	Vascular Solutions, Inc. *	6,541,077
99,250	WellCare Health Plans, Inc. *	8,793,550

		106,567,378

	Household & Personal Products - 0.2%
15,413	Medifast, Inc. *	431,102
11,500	Natural Health Trends Corp.	566,490
6,400	Usana Health Sciences, Inc. *	823,040

		1,820,632

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4% - (continued)
	Insurance - 1.7%
32,605	Ambac Financial Group, Inc. *	$526,571
153,065	AMERISAFE, Inc.	8,377,247
5,080	AmTrust Financial Services, Inc.	346,558
47,625	Greenlight Capital Re Ltd. Class A *	1,045,845
20,927	Heritage Insurance Holdings, Inc. *	462,905
151,480	James River Group Holdings Ltd.	4,458,056
70,374	Maiden Holdings Ltd.	1,094,316
36,400	Universal Insurance Holdings, Inc.	1,148,420

		17,459,918

	Materials - 4.1%
12,700	Berry Plastics Group, Inc. *	425,450
175,752	Boise Cascade Co. *	5,260,257
24,479	Clearwater Paper Corp. *	1,234,476
550,290	Graphic Packaging Holding Co.	7,792,107
406,553	Headwaters, Inc.*	8,354,664
16,800	Innospec, Inc.	928,032
508,200	OMNOVA Solutions, Inc.*	3,648,876
192,606	PolyOne Corp.	6,440,745
41,213	Schweitzer-Mauduit International, Inc.	1,599,889
106,837	Silgan Holdings, Inc.	5,434,798
17,873	Stepan Co.	946,018
50,617	SunCoke Energy, Inc.	251,060

		42,316,372

	Media - 0.1%
48,896	World Wrestling Entertainment, Inc. Class A	871,816

	Pharmaceuticals, Biotechnology & Life Sciences - 14.2%
402,360	Achillion Pharmaceuticals, Inc. *	3,146,455
104,850	Acorda Therapeutics, Inc. *	3,778,794
220,278	Aerie Pharmaceuticals, Inc. *	5,024,541
109,579	Affymetrix, Inc. *	1,008,127
88,329	Agenus, Inc. *	402,780
44,086	Agios Pharmaceuticals, Inc. *	3,212,106
83,970	Alder Biopharmaceuticals, Inc. *	2,685,361
70,170	Alkermes plc *	5,046,626
277,540	Amicus Therapeutics, Inc. *	2,081,550
101,863	Anacor Pharmaceuticals, Inc. *	11,450,420
110,247	Anthera Pharmaceuticals, Inc. *	636,125
313,270	Aratana Therapeutics, Inc. *	2,189,757
155,586	ARIAD Pharmaceuticals, Inc. *	1,064,208
86,370	Array BioPharma, Inc. *	442,214
337,991	BioCryst Pharmaceuticals, Inc. *	3,038,539
516,850	BioDelivery Sciences International, Inc. *	2,780,653
12,129	BioSpecifics Technologies Corp. *	708,455
31,800	Cambrex Corp. *	1,461,846
137,579	Cepheid *	4,595,139
29,752	Dyax Corp. *	819,073
12,100	Eagle Pharmaceuticals, Inc. *	770,891
74,517	Emergent Biosolutions, Inc. *	2,395,722
172,954	Five Prime Therapeutics, Inc. *	5,560,471
153,370	Flexion Therapeutics, Inc. *	2,527,538
219,449	Geron Corp. *	761,488
123,760	GlycoMimetics, Inc. *	815,578
124,241	Halozyme Therapeutics, Inc. *	1,944,372
105,162	ImmunoGen, Inc. *	1,230,395
123,500	Infinity Pharmaceuticals, Inc. *	1,278,225
42,224	Insys Therapeutics, Inc. *	1,087,690
175,920	Intersect ENT, Inc. *	3,370,627
147,290	Ironwood Pharmaceuticals, Inc. *	1,673,214
20,300	Lannett Co., Inc. *	908,831

The accompanying notes are an integral part of these financial statements.

95

The Hartford SmallCap Growth Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 14.2% - (continued)
11,434	Ligand Pharmaceuticals, Inc. *	$1,033,062
25,964	Luminex Corp. *	472,545
166,720	Medicines Co. *	5,708,493
184,012	Merrimack Pharmaceuticals, Inc. *	1,718,672
62,900	MiMedx Group, Inc. *	457,912
24,979	NewLink Genetics Corp. *	955,946
67,157	Northwest Biotherapeutics, Inc. *	327,726
526,667	Novavax, Inc. *	3,555,002
90,159	Ophthotech Corp. *	4,501,639
162,357	Otonomy, Inc. *	3,513,406
149,644	PAREXEL International Corp. *	9,445,529
381,935	PDL Biopharma, Inc.	1,749,262
26,998	Pfenex, Inc. *	488,124
144,060	Portola Pharmaceuticals, Inc. *	6,858,697
78,120	PTC Therapeutics, Inc. *	1,942,844
27,762	Puma Biotechnology, Inc. *	2,288,144
204,266	Relypsa, Inc. *	3,266,213
186,693	Sciclone Pharmaceuticals, Inc. *	1,422,601
67,518	Spectrum Pharmaceuticals, Inc. *	351,769
63,100	Sucampo Pharmaceuticals, Inc. Class A *	1,221,616
61,539	Supernus Pharmaceuticals, Inc. *	1,015,394
107,565	TESARO, Inc. *	4,890,981
52,866	Ultragenyx Pharmaceutical, Inc. *	5,252,237
304,950	XenoPort, Inc. *	1,863,245
124,700	Zafgen, Inc. *	1,200,861

		145,399,731

	Real Estate - 1.8%
14,400	Altisource Portfolio Solutions S.A. REIT *	386,064
126,788	Apollo Residential Mortgage, Inc. REIT	1,631,762
58,746	CareTrust, Inc. REIT	665,005
132,635	Coresite Realty Corp. REIT	7,288,293
21,420	Marcus & Millichap, Inc. REIT *	933,269
24,480	Omega Healthcare Investors, Inc. REIT	845,050
13,879	QTS Realty Trust, Inc. Class A, REIT	596,936
42,430	Sabra Healthcare, Inc. REIT	962,312
344,166	Sunstone Hotel Investors, Inc. REIT	4,976,640

		18,285,331

	Retailing - 5.6%
43,100	1-800-Flowers.com, Inc. Class A *	427,983
96,800	American Eagle Outfitters, Inc.	1,479,104
9,600	Big Lots, Inc.	442,560
47,300	Buckle, Inc.	1,676,312
37,457	Build-A-Bear Workshop, Inc. *	582,831
206,469	Burlington Stores, Inc. *	9,927,030
43,316	Cato Corp. Class A	1,635,612
73,576	Chico’s FAS, Inc.	1,016,820
76,714	Core-Mark Holding Co., Inc.	6,236,081
246,535	DSW, Inc. Class A	6,148,583
31,871	Express, Inc. *	615,110
210,725	Five Below, Inc. *	7,236,296
55,346	Francescas Holding Corp. *	786,467
23,985	Hibbett Sports, Inc. *	819,328
135,520	HSN, Inc.	8,381,912
10,400	Kirkland’s, Inc.	239,096
78,200	Nutrisystem, Inc.	1,808,766
21,300	Outerwall, Inc.	1,278,000
34,300	Overstock.com, Inc. *	537,138
231,342	Party City Holdco, Inc. *	3,662,144

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4% - (continued)
	Retailing - 5.6% - (continued)
32,400	PetMed Express, Inc.	$544,968
47,800	Select Comfort Corp. *	1,013,360
35,322	Tile Shop Holdings, Inc. *	512,522

		57,008,023

	Semiconductors & Semiconductor Equipment - 2.5%
15,800	Advanced Energy Industries, Inc. *	446,824
25,003	Ambarella, Inc. *	1,236,148
61,970	Amkor Technology, Inc. *	385,454
399,140	Integrated Device Technology, Inc. *	10,178,070
105,647	Kulicke & Soffa Industries, Inc. *	1,119,858
152,764	MKS Instruments, Inc.	5,383,403
127,888	SunEdison Semiconductor Ltd. *	1,374,796
177,334	SunPower Corp. *	4,759,645
32,172	Tessera Technologies, Inc.	1,125,055

		26,009,253

	Software & Services - 18.9%
226,937	Aspen Technology, Inc. *	9,392,922
54,839	AVG Technologies N.V. *	1,299,684
23,196	Barracuda Networks, Inc. *	444,899
26,600	BroadSoft, Inc. *	850,402
46,600	CACI International, Inc. Class A *	4,522,064
251,419	Cardtronics, Inc. *	8,673,956
97,135	Cass Information Systems, Inc.	5,066,562
3,880	Cimpress N.V. *	306,132
130,268	comScore, Inc. *	5,572,865
60,010	CSG Systems International, Inc.	2,011,535
44,480	Demandware, Inc. *	2,522,016
68,872	Ellie Mae, Inc. *	5,026,279
220,213	Envestnet, Inc. *	6,575,560
87,907	EPAM Systems, Inc. *	6,799,607
5,900	Euronet Worldwide, Inc. *	473,416
294,823	Everyday Health, Inc. *	2,771,336
173,409	Exlservice Holdings, Inc. *	7,675,082
95,123	Fair Isaac Corp.	8,786,512
501,731	Five9, Inc. *	2,172,495
143,411	Fleetmatics Group plc *	7,982,256
32,913	Gigamon, Inc. *	863,308
13,259	Guidewire Software, Inc. *	772,072
146,430	Heartland Payment Systems, Inc.	10,835,820
109,316	HubSpot, Inc. *	5,671,314
22,292	Imperva, Inc. *	1,574,261
103,605	j2 Global, Inc.	8,034,568
33,106	LogMeIn, Inc. *	2,230,020
11,200	Luxoft Holding, Inc. *	746,368
151,025	Manhattan Associates, Inc. *	11,002,171
93,044	Marketo, Inc. *	2,738,285
151,533	MAXIMUS, Inc.	10,334,551
211,253	Model N, Inc. *	2,133,655
19,200	NIC, Inc.	364,224
19,614	Paycom Software, Inc. *	745,528
22,707	Pegasystems, Inc.	633,298
75,315	PTC, Inc. *	2,669,164
87,873	Q2 Holdings, Inc. *	2,166,069
74,325	Qualys, Inc. *	2,625,159
12,303	Stamps.com, Inc. *	930,230
54,455	Sykes Enterprises, Inc. *	1,579,195
7,800	Syntel, Inc. *	366,912
14,485	Take-Two Interactive Software, Inc. *	480,902

The accompanying notes are an integral part of these financial statements.

96

The Hartford SmallCap Growth Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4% - (continued)
	Software & Services - 18.9% - (continued)
71,910	Textura Corp. *	$2,111,278
74,315	Tyler Technologies, Inc. *	12,660,303
144,000	Verint Systems, Inc. *	6,851,520
57,124	Web.com Group, Inc. *	1,340,700
121,550	WebMD Health Corp. *	4,942,223
60,990	WEX, Inc. *	5,483,611
79,280	Wix.com Ltd. *	1,753,674

		193,565,963

	Technology Hardware & Equipment - 3.4%
22,500	Alliance Fiber Optic Products, Inc.	306,225
31,660	Avid Technology, Inc. *	267,527
109,911	CDW Corp. of Delaware	4,911,923
180,380	Ciena Corp. *	4,354,373
26,783	DTS, Inc. *	797,062
60,865	ePlus, Inc. *	5,138,223
42,960	FEI Co.	3,101,282
71,826	Infinera Corp. *	1,419,282
30,600	InterDigital, Inc.	1,552,644
68,729	Ixia *	990,385
208,680	NetScout Systems, Inc. *	7,485,352
7,840	Plantronics, Inc.	420,381
16,200	Pure Storage, Inc. Class A *	285,606
77,070	Rogers Corp. *	3,585,296
20,536	Universal Display Corp. *	704,590

		35,320,151

	Telecommunication Services - 0.5%
117,400	Cincinnati Bell, Inc. *	442,598
21,900	IDT Corp. Class B	283,605
57,100	Inteliquent, Inc.	1,183,112
572,549	Vonage Holdings Corp. *	3,475,372

		5,384,687

	Transportation - 1.5%
5,586	Alaska Air Group, Inc.	425,933
7,500	Allegiant Travel Co.	1,480,875
182,723	Celadon Group, Inc.	2,645,829
24,855	Covenant Transportation Group, Inc. Class A *	479,701
43,000	Hawaiian Holdings, Inc. *	1,492,100
26,900	JetBlue Airways Corp. *	668,196
133,390	Marten Transport Ltd.	2,186,262
10,200	Matson, Inc.	467,466
317,398	Swift Transportation Co. *	4,960,931
27,500	Werner Enterprises, Inc.	727,650

		15,534,943

	Total Common Stocks (cost $944,962,067)	$998,293,291

EXCHANGE TRADED FUNDS - 1.5%
	Other Investment Pools & Funds - 1.5%
108,814	iShares Russell 2000 Growth ETF	$15,402,622

	Total Exchange Traded Funds (cost $16,154,074)	$15,402,622

Shares or Principal Amount		Market Value†
WARRANTS - 0.0%
	Diversified Financials - 0.0%
1,613	Imperial Holdings, Inc.,Expires 4/11/19 *(1)	$—

	Total Warrants (cost $—)	$—

	Total Long-Term Investments (cost $961,116,141)	$1,013,695,913

SHORT-TERM INVESTMENTS - 1.2%
	Other Investment Pools & Funds - 1.2%
2,629,173	BlackRock Liquidity Funds TempFund Portfolio	$2,629,173
9,272,012	Federated Prime Obligations Fund	9,272,012

	Total Short-Term Investments (cost $11,901,185)	$11,901,185

Total Investments (cost $973,017,326) ^	100.1%	$1,025,597,098
Other Assets and Liabilities	(0.1)%	(1,267,306)

Total Net Assets	100.0%	$1,024,329,792

The accompanying notes are an integral part of these financial statements.

97

The Hartford SmallCap Growth Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Other than the industry classifications “Other Investment Pools and Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $976,502,750 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$143,536,382
Unrealized Depreciation	(94,442,034)

Net Unrealized Appreciation	$49,094,348

*	Non-income producing.

(1)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
04/2014	1,613	Imperial Holdings, Inc., Warrants	$—

At October 31, 2015, the aggregate value of these securities were $0, which represents 0.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

98

The Hartford SmallCap Growth Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$10,665,063	$10,665,063	$—	$—
Banks	34,003,623	34,003,623	—	—
Capital Goods	72,297,941	72,297,941	—	—
Commercial & Professional Services	39,965,710	39,965,710	—	—
Consumer Durables & Apparel	47,153,207	47,153,207	—	—
Consumer Services	49,288,611	49,288,611	—	—
Diversified Financials	19,302,507	19,302,507	—	—
Energy	16,240,849	16,240,849	—	—
Food & Staples Retailing	24,727,794	24,727,794	—	—
Food, Beverage & Tobacco	19,103,788	19,103,788	—	—
Health Care Equipment & Services	106,567,378	106,567,378	—	—
Household & Personal Products	1,820,632	1,820,632	—	—
Insurance	17,459,918	17,459,918	—	—
Materials	42,316,372	42,316,372	—	—
Media	871,816	871,816	—	—
Pharmaceuticals, Biotechnology & Life Sciences	145,399,731	145,399,731	—	—
Real Estate	18,285,331	18,285,331	—	—
Retailing	57,008,023	57,008,023	—	—
Semiconductors & Semiconductor Equipment	26,009,253	26,009,253	—	—
Software & Services	193,565,963	193,565,963	—	—
Technology Hardware & Equipment	35,320,151	35,320,151	—	—
Telecommunication Services	5,384,687	5,384,687	—	—
Transportation	15,534,943	15,534,943	—	—
Exchange Traded Funds	15,402,622	15,402,622	—	—
Warrants	—	—	—	—
Short-Term Investments	11,901,185	11,901,185	—	—

Total	$1,025,597,098	$1,025,597,098	$—	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

99

The Hartford Value Opportunities Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8%
	Banks - 10.0%
168,270	Citigroup, Inc.	$8,946,916
138,196	JP Morgan Chase & Co.	8,879,093
30,700	M&T Bank Corp.	3,679,395
74,971	PNC Financial Services Group, Inc.	6,766,882

		28,272,286

	Capital Goods - 5.2%
71,874	Eaton Corp. plc	4,018,475
61,631	Generac Holdings, Inc. *	1,945,074
70,336	General Electric Co.	2,034,117
14,921	Raytheon Co.	1,751,726
229,200	Sanwa Holdings Corp.	1,853,939
15,291	Sulzer AG	1,545,090
30,481	WESCO International, Inc. *	1,491,435

		14,639,856

	Consumer Durables & Apparel - 3.1%
83,659	Electrolux AB Series B	2,461,278
11,886,000	Global Brands Group Holding Ltd. *	2,464,262
22,500	Ralph Lauren Corp.	2,492,325
106,266	Vera Bradley, Inc. *	1,329,388

		8,747,253

	Consumer Services - 2.4%
85,384	Las Vegas Sands Corp.	4,227,362
72,500	Melco Crown Entertainment Ltd. ADR	1,357,925
356,000	Sands China Ltd.	1,281,939

		6,867,226

	Diversified Financials - 2.8%
115,071	Markit, Ltd. *	3,509,666
78,712	Raymond James Financial, Inc.	4,337,818
73,500	Solar Cayman Ltd. *(1)(2)(3)	5,145

		7,852,629

	Energy - 11.1%
21,100	Anadarko Petroleum Corp.	1,411,168
28,389	Baker Hughes, Inc.	1,495,533
146,868	Canadian Natural Resources Ltd.	3,410,275
241,533	Cobalt International Energy, Inc. *	1,852,558
44,044	Diamondback Energy, Inc. *	3,252,209
101,937	Halliburton Co.	3,912,342
38,979	Helmerich & Payne, Inc.	2,193,348
50,178	HollyFrontier Corp.	2,457,217
119,100	Marathon Oil Corp.	2,189,058
41,235	National Oilwell Varco, Inc.	1,552,085
20,220	Pioneer Natural Resources Co.	2,772,971
109,285	QEP Resources, Inc.	1,689,546
269,118	Southwestern Energy Co. *	2,971,063
265,000	Trican Well Service Ltd. *	176,315

		31,335,688

	Food, Beverage & Tobacco - 1.6%
66,172	British American Tobacco plc	3,931,249
5,235	Ingredion, Inc.	497,639

		4,428,888

	Health Care Equipment & Services - 0.5%
51,100	Envision Healthcare Holdings, Inc. *	1,441,020

	Insurance - 12.9%
117,701	American International Group, Inc.	7,422,225
74,873	Arthur J Gallagher & Co.	3,274,196

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8% - (continued)
	Insurance - 12.9% - (continued)
227,604	MetLife, Inc.	$11,466,690
138,676	Principal Financial Group, Inc.	6,955,988
74,164	Torchmark Corp.	4,302,254
92,763	Unum Group	3,214,238

		36,635,591

	Materials - 7.3%
40,600	Bemis Co., Inc.	1,858,668
44,581	Cabot Corp.	1,602,241
51,124	Celanese Corp. Series A	3,632,360
87,100	Chemours Co.	603,603
140,580	Constellium N.V. Class A *	529,987
156,056	Huntsman Corp.	2,055,258
100,400	Norbord, Inc.	1,897,280
108,395	Reliance Steel & Aluminum Co.	6,499,364
56,345	Rio Tinto plc ADR	2,057,156

		20,735,917

	Media - 1.9%
123,900	Quebecor, Inc. Class B	2,917,468
143,695	Sky plc	2,424,956

		5,342,424

	Pharmaceuticals, Biotechnology & Life Sciences - 11.2%
67,460	AstraZeneca plc ADR	2,151,299
6,588	Biogen, Inc. *	1,913,880
99,486	Bristol-Myers Squibb Co.	6,561,102
208,369	Merck & Co., Inc.	11,389,449
137,680	Mylan N.V. *	6,070,311
13,700	Perrigo Co. plc	2,161,038
32,297	TESARO, Inc. *	1,468,545

		31,715,624

	Real Estate - 6.6%
45,775	American Tower Corp. REIT	4,679,578
13,960	AvalonBay Communities, Inc. REIT	2,440,627
12,000	Boston Properties, Inc. REIT	1,510,200
136,505	Columbia Property Trust, Inc. REIT	3,390,784
25,451	Equity LifeStyle Properties, Inc. REIT	1,539,276
94,300	Host Hotels & Resorts, Inc. REIT	1,634,219
13,200	SL Green Realty Corp. REIT	1,565,784
65,853	Weyerhaeuser Co. REIT	1,931,469

		18,691,937

	Retailing - 0.1%
571,800	Allstar Co.(2)(3)	331,644

	Semiconductors & Semiconductor Equipment - 2.3%
54,470	Maxim Integrated Products, Inc.	2,232,181
46,200	Silicon Motion Technology Corp. ADR	1,468,698
32,000	Synaptics, Inc. *	2,722,880

		6,423,759

	Software & Services - 1.8%
7,062	Alphabet, Inc. Class A *	5,207,448

	Technology Hardware & Equipment - 7.5%
184,405	ARRIS Group, Inc. *	5,211,285
337,238	Cisco Systems, Inc.	9,729,316
2,738	Samsung Electronics Co., Ltd.	3,284,028
43,052	Western Digital Corp.	2,876,735

		21,101,364

The accompanying notes are an integral part of these financial statements.

100

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8% - (continued)
	Telecommunication Services - 2.4%
44,463	T-Mobile US, Inc. *	$1,684,703
107,294	Verizon Communications, Inc.	5,029,943

		6,714,646

	Transportation - 3.2%
99,400	CSX Corp.	2,682,806
49,371	Genesee & Wyoming, Inc. Class A *	3,312,794
28,340	United Parcel Service, Inc. Class B	2,919,587

		8,915,187

	Utilities - 5.9%
18,700	Edison International	1,131,724
202,812	Exelon Corp.	5,662,511
84,600	OGE Energy Corp.	2,411,946
115,260	PG&E Corp.	6,154,884
39,203	Xcel Energy, Inc.	1,396,803

		16,757,868

	Total Common Stocks (cost $296,999,277)	$282,158,255

	Total Long-Term Investments (cost $296,999,277)	$282,158,255

SHORT-TERM INVESTMENTS - 0.4%
	Other Investment Pools & Funds - 0.4%
1,228,713	Federated Prime Obligations Fund	$1,228,713

	Total Short-Term Investments (cost $1,228,713)	$1,228,713

Total Investments (cost $298,227,990) ^	100.2%	$283,386,968
Other Assets and Liabilities	(0.2)%	(502,691)

Total Net Assets	100.0%	$282,884,277

The accompanying notes are an integral part of these financial statements.

101

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $298,633,998 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$21,074,792
Unrealized Depreciation	(36,321,822)

Net Unrealized Depreciation	$(15,247,030)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2015, the aggregate value of this security was $5,145, which represents 0.0% of total net assets.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	571,800	Allstar Co.	$248,744
03/2007	73,500	Solar Cayman Ltd.	21,542

			$270,286

At October 31, 2015, the aggregate value of these securities were $336,789, which represents 0.1% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2015, the aggregate fair value of these securities was $336,789, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Buy	12/16/15	GSC	$5,489,127	$5,392,490	$(96,637)
EUR	Sell	12/16/15	HSBC	1,835,067	1,797,129	37,938
EUR	Sell	12/16/15	JPM	1,835,043	1,797,130	37,913
EUR	Sell	12/16/15	NAB	1,835,523	1,798,231	37,292
GBP	Sell	12/16/15	JPM	4,061,484	4,076,705	(15,221)

Total						$1,285

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

102

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

October 31, 2015

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
NAB	National Australia Bank Limited

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

103

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$28,272,286	$28,272,286	$—	$—
Capital Goods	14,639,856	11,240,827	3,399,029	—
Consumer Durables & Apparel	8,747,253	3,821,713	4,925,540	—
Consumer Services	6,867,226	5,585,287	1,281,939	—
Diversified Financials	7,852,629	7,847,484	—	5,145
Energy	31,335,688	31,335,688	—	—
Food, Beverage & Tobacco	4,428,888	497,639	3,931,249	—
Health Care Equipment & Services	1,441,020	1,441,020	—	—
Insurance	36,635,591	36,635,591	—	—
Materials	20,735,917	20,735,917	—	—
Media	5,342,424	2,917,468	2,424,956	—
Pharmaceuticals, Biotechnology & Life Sciences	31,715,624	31,715,624	—	—
Real Estate	18,691,937	18,691,937	—	—
Retailing	331,644	—	—	331,644
Semiconductors & Semiconductor Equipment	6,423,759	6,423,759	—	—
Software & Services	5,207,448	5,207,448	—	—
Technology Hardware & Equipment	21,101,364	17,817,336	3,284,028	—
Telecommunication Services	6,714,646	6,714,646	—	—
Transportation	8,915,187	8,915,187	—	—
Utilities	16,757,868	16,757,868	—	—
Short-Term Investments	1,228,713	1,228,713	—	—
Foreign Currency Contracts(2)	113,143	—	113,143	—

Total	$283,500,111	$263,803,438	$19,359,884	$336,789

Liabilities
Foreign Currency Contracts(2)	$(111,858)	$—	$(111,858)	$—

Total	$(111,858)	$—	$(111,858)	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Common Stocks	Total
Beginning balance	$490,489	$490,489
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	(153,700)	(153,700)
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$336,789	$336,789

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $(153,700).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

104

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105

Domestic Equity Funds

Statements of Assets and Liabilities

October 31, 2015

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Assets:
Investments in securities, at market value	$10,716,420,128	$528,001,347	$7,724,906,358
Cash	1,772	115	110
Cash collateral due from broker	—	703,800	—
Foreign currency	34	—	—
Unrealized appreciation on foreign currency contracts	2,664,090	—	—
Receivables:
Investment securities sold	105,817,882	2,356,523	19,675,819
Fund shares sold	4,281,409	23,729,856	6,384,506
Dividends and interest	17,155,087	424,262	11,462,490
Other assets	74,771	205,857	91,874

Total assets	10,846,415,173	555,421,760	7,762,521,157

Liabilities:
Unrealized depreciation on foreign currency contracts	608,540	—	—
Bank overdraft - foreign cash	—	—	—
Payables:
Investment securities purchased	65,666,917	2,282,614	9,113,726
Fund shares redeemed	10,777,803	215,727	6,110,215
Investment management fees	5,854,911	183,038	3,902,953
Variation margin on financial derivative instruments	—	520,764	—
Distribution fees	2,836,782	113,423	1,263,734
Accrued expenses	2,110,714	65,979	1,254,903

Total liabilities	87,855,667	3,381,545	21,645,531

Net assets	$10,758,559,506	$552,040,215	$7,740,875,626

Summary of Net Assets:
Capital stock and paid-in-capital	$9,454,651,229	$495,173,982	$5,334,419,160
Undistributed (distributions in excess of) net investment income	20,247,641	1,320,363	12,778,713
Accumulated net realized gain (loss)	803,384,865	11,521,188	602,625,637
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	480,275,771	44,024,682	1,791,052,116

Net assets	$10,758,559,506	$552,040,215	$7,740,875,626

Shares authorized	1,615,000,000	450,000,000	1,000,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$38.15	$24.05	$24.99

Maximum offering price per share	$40.37	$25.45	$26.44

Shares outstanding	142,938,353	11,113,172	149,066,215

Net Assets	$5,453,502,220	$267,236,779	$3,724,803,650

Class B: Net asset value per share	$31.00	$22.33	$24.55

Shares outstanding	5,117,248	72,271	1,829,316

Net Assets	$158,610,462	$1,613,612	$44,908,614

Class C: Net asset value per share	$31.48	$22.27	$24.34

Shares outstanding	57,180,538	3,280,610	19,190,432

Net Assets	$1,799,845,509	$73,070,485	$467,006,308

Class I: Net asset value per share	$38.31	$24.09	$24.89

Shares outstanding	45,319,907	5,671,933	68,911,333

Net Assets	$1,736,395,191	$136,641,336	$1,715,056,206

Class R3: Net asset value per share	$41.06	$24.44	$25.24

Shares outstanding	3,021,393	207,917	3,396,857

Net Assets	$124,071,651	$5,081,169	$85,735,539

The accompanying notes are an integral part of these financial statements.

106

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Company Fund

$3,542,744,472	$5,139,098,758	$1,617,730,447	$4,984,092,060	$490,507,049	$71,299,483	$861,381,438
285,839	403	—	—	—	1,780	126
—	—	—	—	—	—	—
—	23	93,745	—	8	—	—
—	—	—	—	—	—	—

6,986,551	12,003,591	6,526,056	16,625,295	1,327,246	—	10,564,884
4,298,226	25,473,782	8,070,834	8,554,741	439,545	52,870	777,734
5,617,974	2,220,647	1,286,578	1,010,410	252,130	43,629	15,816
84,883	186,355	104,109	91,701	40,576	86,170	58,097

3,560,017,945	5,178,983,559	1,633,811,769	5,010,374,207	492,566,554	71,483,932	872,798,095

—	—	—	—	—	—	—
—	—	—	—	—	—	1,568

16,980,492	47,655,724	7,640,061	19,422,750	1,005,386	—	28,450,282
4,791,936	5,533,567	1,890,173	3,586,122	390,781	44,125	20,953,263
1,820,359	2,957,754	1,116,641	2,951,630	305,902	44,884	569,035
—	—	—	—	—	—	—
786,226	748,122	478,186	1,017,320	89,662	23,710	125,797
524,789	755,875	264,725	642,502	98,814	28,676	191,563

24,903,802	57,651,042	11,389,786	27,620,324	1,890,545	141,395	50,291,508

$3,535,114,143	$5,121,332,517	$1,622,421,983	$4,982,753,883	$490,676,009	$71,342,537	$822,506,587

$2,695,488,423	$4,223,442,913	$1,180,816,687	$3,569,573,369	$395,729,793	$69,594,334	$743,078,322
3,572,091	(14,579,911)	25,115,753	(15,051,876)	(85,511)	408,952	(5,273,174)
252,305,673	435,006,950	168,748,631	359,773,122	33,923,482	400,892	93,096,290
583,747,956	477,462,565	247,740,912	1,068,459,268	61,108,245	938,359	(8,394,851)

$3,535,114,143	$5,121,332,517	$1,622,421,983	$4,982,753,883	$490,676,009	$71,342,537	$822,506,587

600,000,000	23,750,000,000	500,000,000	760,000,000	500,000,000	950,000,000	500,000,000

$0.0010	$0.0001	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

$18.70	$40.68	$38.70	$26.47	$15.11	$12.35	$19.36

$19.79	$43.05	$40.95	$28.01	$15.99	$13.07	$20.49

93,992,568	45,558,833	23,626,889	77,398,032	15,222,179	4,148,577	16,917,039

$1,757,485,723	$1,853,433,369	$914,413,621	$2,048,529,198	$229,953,272	$51,248,961	$327,508,620

$18.72	$29.08	$33.41	$20.13	$13.15	$11.58	$15.08

743,449	524,633	186,731	1,225,178	107,802	154,670	167,836

$13,914,506	$15,255,539	$6,239,332	$24,665,018	$1,417,421	$1,791,576	$2,531,186

$18.61	$29.37	$33.73	$20.73	$13.09	$11.43	$15.06

24,770,983	13,674,067	9,211,005	30,216,073	3,142,480	1,128,906	2,354,914

$461,099,118	$401,541,571	$310,668,367	$626,345,271	$41,149,395	$12,905,245	$35,454,900

$18.62	$41.98	$39.98	$26.96	$15.22	$12.38	$20.04

44,854,561	57,953,050	6,667,118	26,056,149	1,970,210	196,300	3,471,598

$835,297,490	$2,433,134,062	$266,552,879	$702,565,796	$29,986,718	$2,429,338	$69,568,780

$18.72	$41.11	$39.69	$29.20	$15.82	$12.67	$20.77

2,993,451	1,078,783	1,489,950	2,634,344	645,154	65,519	1,726,605

$56,025,559	$44,346,984	$59,135,025	$76,924,518	$10,203,529	$829,901	$35,865,051

The accompanying notes are an integral part of these financial statements.

107

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Class R4: Net asset value per share	$42.07	$24.73	$25.37

Shares outstanding	4,265,843	890,474	5,926,809

Net Assets	$179,454,069	$22,020,490	$150,367,098

Class R5: Net asset value per share	$42.84	$24.25	$25.44

Shares outstanding	1,244,018	1,112,330	9,009,106

Net Assets	$53,292,196	$26,977,309	$229,205,616

Class R6: Net asset value per share	$43.03	$24.33	$25.44

Shares outstanding	242	24,549	400

Net Assets	$10,416	$597,225	$10,164

Class Y: Net asset value per share	$43.05	$24.33	$25.45

Shares outstanding	29,116,196	772,772	52,009,743

Net Assets	$1,253,377,792	$18,801,810	$1,323,782,431

Cost of investments	$10,237,659,934	$483,975,370	$5,933,854,242
Cost of foreign currency	$34	$—	$—
Cost of bank overdraft - foreign cash	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

108

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Company Fund
$18.74	$42.51	$41.01	$29.93	$15.99	$12.72	$21.61

3,974,552	1,429,639	1,249,881	4,534,106	732,425	47,813	1,940,198

$74,472,820	$60,774,662	$51,253,257	$135,698,062	$11,711,004	$608,039	$41,921,588

$18.81	$43.73	$42.22	$30.39	$16.15	$12.78	$22.37

4,079,871	2,832,949	126,133	5,424,559	468,423	17,048	1,343,250

$76,740,558	$123,896,756	$5,325,648	$164,879,343	$7,564,069	$217,925	$30,052,560

$18.84	$44.15	$—	$30.58	$—	$—	$22.69

737,763	254	—	40,210	—	—	416

$13,901,592	$11,216	$—	$1,229,518	$—	$—	$9,443

$18.84	$44.17	$42.54	$30.57	$16.19	$12.77	$22.69

13,064,241	4,277,867	207,637	39,318,869	9,804,774	102,674	12,321,282

$246,176,777	$188,938,358	$8,833,854	$1,201,917,159	$158,690,601	$1,311,552	$279,594,459

$2,958,918,930	$4,661,607,088	$1,369,981,606	$3,915,632,792	$429,393,718	$70,361,124	$869,776,173
$—	$23	$93,019	$—	$8	$—	$—
$—	$—	$—	$—	$—	$—	$1,573

The accompanying notes are an integral part of these financial statements.

109

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

	The Hartford SmallCap Growth Fund	The Hartford Value Opportunities Fund
Assets:
Investments in securities, at market value	$1,025,597,098	$283,386,968
Cash	409,996	311
Unrealized appreciation on foreign currency contracts	—	113,143
Receivables:
Investment securities sold	3,431,131	2,405,586
Fund shares sold	1,782,064	99,149
Dividends and interest	97,358	486,620
Other assets	55,596	36,161

Total assets	1,031,373,243	286,527,938

Liabilities:
Unrealized depreciation on foreign currency contracts	—	111,858
Payables:
Investment securities purchased	4,365,765	2,904,938
Fund shares redeemed	1,788,419	315,091
Investment management fees	608,367	165,431
Distribution fees	116,467	71,287
Accrued expenses	164,433	75,056

Total liabilities	7,043,451	3,643,661

Net assets	$1,024,329,792	$282,884,277

Summary of Net Assets:
Capital stock and paid-in-capital	$894,817,939	$276,540,310
Undistributed (distributions in excess of) net investment income	—	3,105,977
Accumulated net realized gain (loss)	76,932,081	18,085,598
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	52,579,772	(14,847,608)

Net assets	$1,024,329,792	$282,884,277

Shares authorized	27,000,000,000	27,000,000,000

Par value	$0.0001	$0.0001

Class A: Net asset value per share	$48.56	$18.66

Maximum offering price per share	$51.39	$19.75

Shares outstanding	5,024,547	11,113,744

Net Assets	$243,999,238	$207,338,842

Class B: Net asset value per share	$39.35	$16.45

Shares outstanding	38,111	116,046

Net Assets	$1,499,856	$1,909,269

Class C: Net asset value per share	$39.03	$16.34

Shares outstanding	1,269,387	1,637,576

Net Assets	$49,548,511	$26,763,430

Class I: Net asset value per share	$49.68	$18.47

Shares outstanding	4,211,030	1,471,192

Net Assets	$209,183,737	$27,167,882

Class R3: Net asset value per share	$48.54	$18.83

Shares outstanding	333,380	194,256

Net Assets	$16,183,757	$3,657,103

Class R4: Net asset value per share	$49.87	$19.03

Shares outstanding	1,484,451	627,501

Net Assets	$74,036,680	$11,942,348

The accompanying notes are an integral part of these financial statements.

110

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

	The Hartford SmallCap Growth Fund	The Hartford Value Opportunities Fund
Class R5: Net asset value per share	$51.35	$19.19

Shares outstanding	2,253,559	129,629

Net Assets	$115,718,803	$2,486,998

Class R6: Net asset value per share	$51.73	$—

Shares outstanding	265	—

Net Assets	$13,713	$—

Class Y: Net asset value per share	$51.78	$19.24

Shares outstanding	6,066,836	84,108

Net Assets	$314,145,497	$1,618,405

Cost of investments	$973,017,326	$298,227,990

The accompanying notes are an integral part of these financial statements.

111

Domestic Equity Funds

Statements of Operations

For the Year Ended October 31, 2015

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Investment Income:
Dividends	$163,702,609	$3,825,282	$195,091,921
Interest	142,071	11,957	191,593
Less: Foreign tax withheld	(2,960,020)	(3,959)	(1,324,193)

Total investment income, net	160,884,660	3,833,280	193,959,321

Expenses:
Investment management fees	73,924,970	1,364,672	48,115,857
Administrative services fees
Class R3	261,746	2,329	180,145
Class R4	273,550	8,763	231,763
Class R5	54,819	13,153	232,485
Transfer agent fees
Class A	8,090,478	275,156	4,668,531
Class B	576,326	9,122	193,930
Class C	2,281,877	44,686	567,036
Class I	1,512,382	27,759	3,004,177
Class R3	11,582	418	6,083
Class R4	3,390	279	2,170
Class R5	813	165	1,056
Class R6	6	19	6
Class Y	19,601	121	20,602
Distribution fees
Class A	14,112,706	435,454	9,451,419
Class B	2,100,417	17,188	592,428
Class C	18,959,920	368,193	4,726,796
Class R3	654,362	5,823	450,362
Class R4	455,915	14,605	386,271
Custodian fees	183,219	2,890	33,221
Registration and filing fees	304,023	131,135	293,877
Accounting services fees	1,724,332	42,638	1,050,696
Board of Directors’ fees	303,740	6,943	210,650
Audit fees	95,000	11,999	67,302
Other expenses	1,801,707	55,439	1,214,591

Total expenses (before waivers and fees paid indirectly)	127,706,881	2,838,949	75,701,454
Expense waivers	—	(32,018)	—
Management fee waivers	(4,540)	(289,955)	(1)
Transfer agent fee waivers	—	(4,059)	(27,723)
Commission recapture	(284,207)	(2,722)	(68,195)
Custodian fee offset	(163)	—	—

Total waivers and fees paid indirectly	(288,910)	(328,754)	(95,919)

Total expenses, net	127,417,971	2,510,195	75,605,535

Net Investment Income (Loss)	33,466,689	1,323,085	118,353,786

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	783,056,559	11,187,391	653,625,972
Less: Foreign taxes paid on realized capital gains	(76,904)	—	—
Net realized gain (loss) on futures contracts	—	654,056	—
Net realized gain (loss) on foreign currency contracts	54,360,094	—	—
Net realized gain (loss) on other foreign currency transactions	4,860,676	—	(32,599)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	842,200,425	11,841,447	653,593,373

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(385,542,434)	12,614,946	(568,860,972)
Net unrealized appreciation (depreciation) of futures contracts	—	(212,896)	—
Net unrealized appreciation (depreciation) of foreign currency contracts	(24,243,764)	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(396,543)	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(410,182,741)	12,402,050	(568,860,972)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	432,017,684	24,243,497	84,732,401

Net Increase (Decrease) in Net Assets Resulting from Operations	$465,484,373	$25,566,582	$203,086,187

The accompanying notes are an integral part of these financial statements.

112

Domestic Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2015

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Company Fund

$109,249,952	$30,226,412	$11,440,239	$37,399,104	$6,882,191	$1,590,004	$5,308,000
16,372	40,364	28,361	18,573	3,366	823	12,661
(1,486,826)	(430,816)	(131,312)	(143,722)	(132,763)	(1,683)	(7,600)

107,779,498	29,835,960	11,337,288	37,273,955	6,752,794	1,589,144	5,313,061

23,133,999	30,674,577	11,732,544	34,035,549	3,735,556	557,309	7,446,224

119,222	72,703	108,791	137,550	18,711	1,460	86,640
114,881	88,288	64,401	187,033	16,855	830	94,211
87,545	114,272	4,349	142,091	6,695	220	15,484

2,139,048	2,050,961	1,025,372	2,733,441	438,896	111,159	888,228
44,508	59,063	23,008	76,109	8,659	8,385	17,696
469,271	347,086	305,664	707,851	69,053	25,768	76,167
910,186	3,016,918	226,405	738,093	38,186	1,038	185,727
3,104	3,318	1,879	5,895	1,144	296	2,650
1,829	1,082	632	3,951	485	76	1,304
1,455	490	377	1,644	387	21	1,831
91	6	—	28	—	—	6
3,725	1,771	120	17,171	2,501	14	5,275

4,683,653	4,183,919	1,985,676	4,994,628	578,417	136,758	915,470
44,187	199,498	91,982	276,028	18,401	24,885	38,483
4,696,401	3,053,958	2,519,433	5,877,463	420,810	137,428	391,469
298,055	181,757	271,976	343,875	46,778	3,651	216,599
191,469	147,146	107,335	311,722	28,091	1,383	157,017
25,223	61,841	11,249	27,829	6,102	1,222	9,133
249,506	238,425	176,668	229,800	108,831	93,618	133,513
447,656	521,549	192,200	566,332	69,852	10,404	132,009
100,148	109,507	35,227	124,111	13,671	2,554	25,259
39,701	39,500	19,999	41,999	22,001	11,498	17,400
626,418	747,171	220,469	748,415	87,862	29,517	203,719

38,431,281	45,914,806	19,125,756	52,328,608	5,737,944	1,159,494	11,061,514
—	—	—	—	—	(7,312)	—
—	(1,611)	—	—	—	(76,071)	(2,386)
—	(1,198)	—	—	(3,380)	(1,796)	(6,480)
(17,071)	(105,062)	(13,384)	(94,134)	(7,224)	—	(40,353)
—	(46)	—	(1)	—	—	—

(17,071)	(107,917)	(13,384)	(94,135)	(10,604)	(85,179)	(49,219)

38,414,210	45,806,889	19,112,372	52,234,473	5,727,340	1,074,315	11,012,295

69,365,288	(15,970,929)	(7,775,084)	(14,960,518)	1,025,454	514,829	(5,699,234)

260,389,279	437,490,991	209,235,738	366,395,696	36,913,762	5,912,770	95,488,580
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	1,259	1,232,431	—	—	—	251
(84,862)	(97,994)	162,170	(3,900)	(18,933)	(72)	3,404

260,304,417	437,394,256	210,630,339	366,391,796	36,894,829	5,912,698	95,492,235

(224,456,427)	55,054,926	(80,354,091)	(27,752,044)	(26,168,635)	(7,492,668)	(146,075,765)
—	—	—	—	—	—	—
—	—	(697,469)	—	—	—	—
(27,950)	(3,047)	33,186	—	(1,899)	—	(110)

(224,484,377)	55,051,879	(81,018,374)	(27,752,044)	(26,170,534)	(7,492,668)	(146,075,875)

35,820,040	492,446,135	129,611,965	338,639,752	10,724,295	(1,579,970)	(50,583,640)

$105,185,328	$476,475,206	$121,836,881	$323,679,234	$11,749,749	$(1,065,141)	$(56,282,874)

The accompanying notes are an integral part of these financial statements.

113

Domestic Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2015

	The Hartford SmallCap Growth Fund	The Hartford Value Opportunities Fund
Investment Income:
Dividends	$7,902,325	$7,297,346
Interest	8,498	454
Less: Foreign tax withheld	(13,976)	(114,441)

Total investment income, net	7,896,847	7,183,359

Expenses:
Investment management fees	7,056,946	2,182,611
Administrative services fees
Class R3	30,010	8,050
Class R4	103,486	19,318
Class R5	97,437	2,635
Transfer agent fees
Class A	533,473	388,171
Class B	9,907	14,019
Class C	75,918	42,546
Class I	302,907	33,118
Class R3	2,995	1,167
Class R4	2,506	580
Class R5	1,482	251
Class R6	11	—
Class Y	4,443	28
Distribution fees
Class A	661,068	556,238
Class B	22,328	28,419
Class C	511,349	292,559
Class R3	75,025	20,126
Class R4	172,476	32,196
Custodian fees	4,602	7,000
Registration and filing fees	151,515	135,780
Accounting services fees	158,945	43,654
Board of Directors’ fees	25,553	8,763
Audit fees	17,499	13,000
Other expenses	170,692	67,888

Total expenses (before waivers and fees paid indirectly)	10,192,573	3,898,117
Management fee waivers	—	(6,198)
Transfer agent fee waivers	(3,902)	(6,846)
Commission recapture	(18,650)	(4,881)

Total waivers and fees paid indirectly	(22,552)	(17,925)

Total expenses, net	10,170,021	3,880,192

Net Investment Income (Loss)	(2,273,174)	3,303,167

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	81,852,155	23,103,299
Net realized gain (loss) on foreign currency contracts	—	(241,728)
Net realized gain (loss) on other foreign currency transactions	—	2,375,804

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	81,852,155	25,237,375

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(48,112,132)	(31,798,284)
Net unrealized appreciation (depreciation) of foreign currency contracts	—	(191,366)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	1,000	(1,081)

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(48,111,132)	(31,990,731)

Net Gain (Loss) on Investments and Foreign Currency Transactions:	33,741,023	(6,753,356)

Net Increase (Decrease) in Net Assets Resulting from Operations	$31,467,849	$(3,450,189)

The accompanying notes are an integral part of these financial statements.

114

[This page is intentionally left blank]

115

Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$33,466,689	$50,868,498
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	842,200,425	2,980,354,356
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(410,182,741)	(1,614,403,702)

Net Increase (Decrease) in Net Assets Resulting from Operations	465,484,373	1,416,819,152

Distributions to Shareholders:
From net investment income
Class A	(19,536,679)	(16,001,170)
Class B	—	—
Class C	(701)	—
Class I	(12,661,018)	(10,300,170)
Class R3	—	—
Class R4	(519,713)	(464,998)
Class R5	(315,577)	(213,294)
Class R6	(67)	—
Class Y	(8,488,733)	(8,225,936)

Total from net investment income	(41,522,488)	(35,205,568)

From net realized gain on investments
Class A	(1,455,382,995)	(234,951,270)
Class B	(75,893,189)	(17,286,916)
Class C	(574,029,617)	(89,366,852)
Class I	(529,434,316)	(80,991,091)
Class R3	(32,300,323)	(5,105,467)
Class R4	(44,038,113)	(6,898,026)
Class R5	(12,968,848)	(5,136,346)
Class R6	(2,313)	—
Class Y	(295,123,770)	(49,495,789)

Total from net realized gain on investments	(3,019,173,484)	(489,231,757)

Total distributions	(3,060,695,972)	(524,437,325)

Capital Share Transactions:
Sold	910,437,998	1,335,640,072
Issued in merger	—	—
Issued on reinvestment of distributions	2,695,759,974	455,606,808
Redeemed	(2,170,661,353)	(2,712,553,219)

Net increase (decrease) from capital share transactions	1,435,536,619	(921,306,339)

Net Increase (Decrease) in Net Assets	(1,159,674,980)	(28,924,512)

Net Assets:
Beginning of period	11,918,234,486	11,947,158,998

End of period	$10,758,559,506	$11,918,234,486

Undistributed (distributions in excess of) net investment income	$20,247,641	$32,696,963

The accompanying notes are an integral part of these financial statements.

116

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

Hartford Core Equity Fund		The Hartford Dividend and Growth Fund		The Hartford Equity Income Fund		The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014

$1,323,085	$90,399	$118,353,786	$116,110,624	$69,365,288	$64,988,401	$(15,970,929)	$(8,384,153)
11,841,447	25,809,219	653,593,373	694,232,925	260,304,417	104,327,898	437,394,256	672,216,540
12,402,050	(3,975,293)	(568,860,972)	365,333,597	(224,484,377)	236,186,569	55,051,879	(128,045,320)

25,566,582	21,924,325	203,086,187	1,175,677,146	105,185,328	405,502,868	476,475,206	535,787,067

—	(322,556)	(53,330,205)	(51,845,040)	(34,841,148)	(34,679,873)	—	—
—	—	(248,204)	(411,664)	(292,697)	(403,742)	—	—
—	—	(3,428,739)	(3,223,682)	(5,503,496)	(4,614,778)	—	—
—	—	(29,053,061)	(28,595,496)	(18,972,046)	(16,809,435)	—	—
—	(653)	(947,993)	(961,226)	(922,073)	(800,283)	—	—
—	—	(2,087,025)	(2,078,620)	(1,415,614)	(1,339,427)	—	—
(10,900)	(1,455)	(3,821,230)	(3,612,657)	(1,856,668)	(1,654,891)	—	—
—	—	(176)	—	(81,867)	—	—	—
(79,362)	(15,450)	(23,161,988)	(25,884,014)	(5,447,517)	(4,604,485)	—	—

(90,262)	(340,114)	(116,078,621)	(116,612,399)	(69,333,126)	(64,906,914)	—	—

(1,708,044)	—	(319,566,759)	(224,788,404)	(52,367,058)	(55,602,450)	(263,434,988)	(38,220,366)
(25,536)	—	(6,141,424)	(6,351,007)	(571,688)	(824,023)	(4,960,981)	(1,169,528)
(305,170)	—	(40,699,300)	(27,381,233)	(12,820,307)	(10,991,047)	(57,331,100)	(8,748,014)
—	—	(159,438,841)	(103,448,364)	(25,565,543)	(20,986,994)	(295,776,038)	(49,465,635)
(6,892)	—	(7,630,510)	(5,497,739)	(1,610,943)	(1,526,759)	(5,335,475)	(960,410)
(20,981)	—	(12,877,938)	(9,020,385)	(2,086,941)	(2,091,645)	(9,014,113)	(1,636,154)
(4,732)	—	(18,791,192)	(12,871,286)	(2,537,076)	(2,344,450)	(17,052,786)	(761,916)
—	—	(825)	—	(270)	—	(1,642)	—
(33,979)	—	(110,478,069)	(101,247,140)	(6,421,509)	(5,213,540)	(11,356,544)	(2,123,074)

(2,105,334)	—	(675,624,858)	(490,605,558)	(103,981,335)	(99,580,908)	(664,263,667)	(103,085,097)

(2,195,596)	(340,114)	(791,703,479)	(607,217,957)	(173,314,461)	(164,487,822)	(664,263,667)	(103,085,097)

440,772,925	25,912,117	870,834,458	964,760,686	681,865,994	1,156,827,678	1,938,431,721	668,932,406
—	—	—	—	—	—	—	673,257,083
2,146,390	336,012	767,325,413	587,189,060	164,422,808	155,386,346	586,608,437	86,376,670
(66,483,921)	(20,231,264)	(1,332,979,134)	(1,664,066,120)	(1,041,591,242)	(866,664,228)	(973,687,863)	(722,897,879)

376,435,394	6,016,865	305,180,737	(112,116,374)	(195,302,440)	445,549,796	1,551,352,295	705,668,280

399,806,380	27,601,076	(283,436,555)	456,342,815	(263,431,573)	686,564,842	1,363,563,834	1,138,370,250

152,233,835	124,632,759	8,024,312,181	7,567,969,366	3,798,545,716	3,111,980,874	3,757,768,683	2,619,398,433

$552,040,215	$152,233,835	$7,740,875,626	$8,024,312,181	$3,535,114,143	$3,798,545,716	$5,121,332,517	$3,757,768,683

$1,320,363	$90,262	$12,778,713	$10,600,116	$3,572,091	$3,689,870	$(14,579,911)	$—

The accompanying notes are an integral part of these financial statements.

117

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Healthcare Fund
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$(7,775,084)	$(4,292,877)
Net realized gain (loss) on investments and foreign currency transactions	210,630,339	84,118,699
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(81,018,374)	136,776,461

Net Increase (Decrease) in Net Assets Resulting from Operations	121,836,881	216,602,283

Distributions to Shareholders:
From net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class R6	—	—
Class Y	—	—

Total from net investment income	—	—

From net realized gain on investments
Class A	(41,859,286)	—
Class B	(851,671)	—
Class C	(14,037,691)	—
Class I	(9,319,309)	—
Class R3	(2,814,540)	—
Class R4	(2,016,864)	—
Class R5	(166,891)	—
Class R6	—	—
Class Y	(387,225)	—

Total from net realized gain on investments	(71,453,477)	—

Total distributions	(71,453,477)	—

Capital Share Transactions:
Sold	820,134,006	274,644,488
Issued on reinvestment of distributions	67,149,489	—
Redeemed	(318,005,108)	(162,205,793)

Net increase from capital share transactions	569,278,387	112,438,695

Net Increase (Decrease) in Net Assets	619,661,791	329,040,978

Net Assets:
Beginning of period	1,002,760,192	673,719,214

End of period	$1,622,421,983	$1,002,760,192

Undistributed (distributions in excess of) net investment income	$25,115,753	$(4,575,907)

The accompanying notes are an integral part of these financial statements.

118

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

The Hartford MidCap Fund		The Hartford MidCap Value Fund		Hartford Small Cap Core Fund		The Hartford Small Company Fund
For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014

$(14,960,518)	$(15,529,400)	$1,025,454	$1,346,375	$514,829	$412,547	$(5,699,234)	$(7,705,686)
366,391,796	446,237,024	36,894,829	52,760,953	5,912,698	8,712,224	95,492,235	152,516,529
(27,752,044)	143,809,565	(26,170,534)	(1,011,084)	(7,492,668)	(2,924,367)	(146,075,875)	(30,164,247)

323,679,234	574,517,189	11,749,749	53,096,244	(1,065,141)	6,200,404	(56,282,874)	114,646,596

—	—	(341,861)	—	(357,551)	(566,365)	—	—
—	—	—	—	—	(12,196)	—	—
—	—	—	—	—	(67,266)	—	—
—	—	(187,954)	—	—	—	—	—
—	—	—	—	(3,127)	(6,845)	—	—
—	—	(23,807)	—	(4,294)	(1,878)	—	—
—	—	(27,078)	—	(2,126)	(2,398)	—	—
—	—	—	—	—	—	—	—
—	—	(899,001)	—	(8,040)	(3,280)	—	—

—	—	(1,479,701)	—	(375,138)	(660,228)	—	—

(184,194,907)	(143,567,186)	(25,023,718)	(19,547,732)	(4,979,568)	(6,822,827)	(58,246,001)	(36,374,051)
(3,556,326)	(3,118,365)	(263,547)	(286,591)	(295,991)	(585,834)	(924,635)	(767,167)
(65,661,987)	(44,515,881)	(5,248,502)	(3,955,390)	(1,353,083)	(1,749,811)	(7,686,853)	(5,032,180)
(54,161,721)	(21,758,465)	(4,062,792)	(1,835,803)	—	—	(9,826,479)	(4,446,788)
(5,156,865)	(3,447,459)	(1,112,176)	(483,560)	(57,213)	(76,759)	(9,236,016)	(6,038,821)
(8,609,977)	(5,329,645)	(997,104)	(470,894)	(47,142)	(22,229)	(9,918,855)	(6,816,923)
(9,910,109)	(6,407,783)	(545,519)	(124,254)	(18,490)	(21,741)	(1,227,471)	(866,941)
(858)	—	—	—	—	—	(1,449)	—
(93,055,770)	(61,071,195)	(17,186,601)	(13,320,892)	(66,839)	(28,808)	(48,355,024)	(32,103,165)

(424,308,520)	(289,215,979)	(54,439,959)	(40,025,116)	(6,818,326)	(9,308,009)	(145,422,783)	(92,446,036)

(424,308,520)	(289,215,979)	(55,919,660)	(40,025,116)	(7,193,464)	(9,968,237)	(145,422,783)	(92,446,036)

1,200,228,321	895,531,427	88,470,823	134,173,170	14,331,069	11,133,101	221,264,300	211,673,572
408,459,678	278,270,487	53,690,386	38,395,611	6,960,461	9,642,148	144,047,379	91,028,425
(880,393,835)	(825,802,905)	(100,385,918)	(121,433,682)	(14,688,536)	(13,217,198)	(271,656,378)	(251,657,714)

728,294,164	347,999,009	41,775,291	51,135,099	6,602,994	7,558,051	93,655,301	51,044,283

627,664,878	633,300,219	(2,394,620)	64,206,227	(1,655,611)	3,790,218	(108,050,356)	73,244,843

4,355,089,005	3,721,788,786	493,070,629	428,864,402	72,998,148	69,207,930	930,556,943	857,312,100

$4,982,753,883	$4,355,089,005	$490,676,009	$493,070,629	$71,342,537	$72,998,148	$822,506,587	$930,556,943

$(15,051,876)	$—	$(85,511)	$446,089	$408,952	$349,094	$(5,273,174)	$(5,988)

The accompanying notes are an integral part of these financial statements.

119

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford SmallCap Growth Fund		The Hartford Value Opportunities Fund
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$(2,273,174)	$(2,525,339)	$3,303,167	$2,312,930
Net realized gain (loss) on investments and foreign currency transactions	81,852,155	34,489,381	25,237,375	52,309,127
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(48,111,132)	16,020,575	(31,990,731)	(31,261,613)

Net Increase (Decrease) in Net Assets Resulting from Operations	31,467,849	47,984,617	(3,450,189)	23,360,444

Distributions to Shareholders:
From net investment income
Class A	—	—	(1,586,036)	(539,189)
Class C	—	—	(73,184)	—
Class I	—	—	(411,176)	(62,002)
Class R3	—	—	(17,676)	(5,573)
Class R4	—	—	(93,078)	(37,182)
Class R5	—	—	(22,409)	(12,015)
Class R6	—	—	—	—
Class Y	—	—	(18,003)	(9,555)

Total from net investment income	—	—	(2,221,562)	(665,516)

From net realized gain on investments
Class A	(10,378,573)	(16,173,027)	(16,110,192)	—
Class B	(136,204)	(370,441)	(287,477)	—
Class C	(2,398,611)	(2,972,321)	(2,411,601)	—
Class I	(5,567,529)	(5,150,957)	(2,996,924)	—
Class R3	(438,934)	(614,561)	(296,248)	—
Class R4	(2,115,375)	(1,380,290)	(882,937)	—
Class R5	(2,053,035)	(539,105)	(178,838)	—
Class R6	(409)	—	—	—
Class Y	(9,827,589)	(8,596,000)	(125,553)	—

Total from net realized gain on investments	(32,916,259)	(35,796,702)	(23,289,770)	—

Total distributions	(32,916,259)	(35,796,702)	(25,511,332)	(665,516)

Capital Share Transactions:
Sold	570,802,700	374,600,255	32,902,523	113,944,029
Issued in merger	—	—	—	171,919,133
Issued on reinvestment of distributions	30,936,318	34,386,103	24,146,676	654,118
Redeemed	(285,998,389)	(197,615,600)	(85,435,881)	(121,783,239)

Net increase (decrease) from capital share transactions	315,740,629	211,370,758	(28,386,682)	164,734,041

Net Increase (Decrease) in Net Assets	314,292,219	223,558,673	(57,348,203)	187,428,969

Net Assets:
Beginning of period	710,037,573	486,478,900	340,232,480	152,803,511

End of period	$1,024,329,792	$710,037,573	$282,884,277	$340,232,480

Undistributed (distributions in excess of) net investment income	$—	$—	$3,105,977	$2,221,612

The accompanying notes are an integral part of these financial statements.

120

Domestic Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Year Ended October 31, 2015
A	$49.44	$0.13	$1.27	$1.40	$(0.13)	$(12.56)	$(12.69)	$38.15	4.20%	$5,453,502	1.09%	1.09%	0.34%	79%
B	42.72	(0.17)	1.01	0.84	—	(12.56)	(12.56)	31.00	3.30	158,610	1.97	1.97	(0.53)	79
C	43.13	(0.12)	1.03	0.91	—	(12.56)	(12.56)	31.48	3.47	1,799,846	1.81	1.81	(0.38)	79
I	49.60	0.26	1.26	1.52	(0.25)	(12.56)	(12.81)	38.31	4.53	1,736,395	0.78	0.78	0.66	79
R3	52.24	0.01	1.37	1.38	—	(12.56)	(12.56)	41.06	3.87	124,072	1.40	1.40	0.03	79
R4	53.19	0.14	1.41	1.55	(0.11)	(12.56)	(12.67)	42.07	4.18	179,454	1.10	1.10	0.33	79
R5	53.92	0.28	1.43	1.71	(0.23)	(12.56)	(12.79)	42.84	4.49	53,292	0.80	0.80	0.63	79
R6(4)	54.32	0.30	1.25	1.55	(0.28)	(12.56)	(12.84)	43.03	4.16 (5)	10	0.76 (6)	0.75 (6)	0.70 (6)	79
Y	54.12	0.32	1.45	1.77	(0.28)	(12.56)	(12.84)	43.05	4.60	1,253,378	0.70	0.70	0.73	79

For the Year Ended October 31, 2014
A	$45.91	$0.22	$5.31	$5.53	$(0.12)	$(1.88)	$(2.00)	$49.44	12.49%	$5,789,682	1.10%	1.10%	0.46%	111%
B	40.14	(0.16)	4.62	4.46	—	(1.88)	(1.88)	42.72	11.55	270,227	1.95	1.95	(0.39)	111
C	40.46	(0.11)	4.66	4.55	—	(1.88)	(1.88)	43.13	11.69	1,992,142	1.81	1.81	(0.26)	111
I	46.01	0.37	5.34	5.71	(0.24)	(1.88)	(2.12)	49.60	12.87	2,194,464	0.76	0.76	0.79	111
R3	48.42	0.08	5.62	5.70	—	(1.88)	(1.88)	52.24	12.16	136,576	1.40	1.40	0.16	111
R4	49.24	0.23	5.72	5.95	(0.12)	(1.88)	(2.00)	53.19	12.50	191,319	1.10	1.10	0.46	111
R5	49.80	0.37	5.81	6.18	(0.18)	(1.88)	(2.06)	53.92	12.82	59,285	0.80	0.80	0.72	111
Y	50.05	0.46	5.79	6.25	(0.30)	(1.88)	(2.18)	54.12	12.94	1,284,539	0.70	0.70	0.88	111

For the Year Ended October 31, 2013
A	$32.65	$0.18	$13.31	$13.49	$(0.23)	$—	$(0.23)	$45.91	41.56%	$5,796,609	1.14%	1.14%	0.46%	91%
B	28.60	(0.13)	11.67	11.54	—	—	—	40.14	40.35	381,022	1.99	1.99	(0.37)	91
C	28.80	(0.09)	11.76	11.67	(0.01)	—	(0.01)	40.46	40.55	1,940,617	1.85	1.85	(0.25)	91
I	32.72	0.31	13.33	13.64	(0.35)	—	(0.35)	46.01	42.02	2,019,281	0.84	0.84	0.82	91
R3	34.41	0.08	14.06	14.14	(0.13)	—	(0.13)	48.42	41.20	134,084	1.41	1.40	0.21	91
R4	34.98	0.21	14.28	14.49	(0.23)	—	(0.23)	49.24	41.63	184,618	1.10	1.10	0.51	91
R5	35.40	0.35	14.41	14.76	(0.36)	—	(0.36)	49.80	42.04	142,768	0.80	0.80	0.84	91
Y	35.58	0.39	14.48	14.87	(0.40)	—	(0.40)	50.05	42.17	1,348,160	0.70	0.70	0.91	91

For the Year Ended October 31, 2012(7)
A	$30.55	$0.25	$2.38	$2.63	$(0.53)	$—	$(0.53)	$32.65	8.84%	$4,859,760	1.16%	1.16%	0.63%	74%
B	26.76	(0.31)	2.40	2.09	(0.25)	—	(0.25)	28.60	7.93	391,388	2.01	2.00	(0.23)	74
C	26.94	(0.16)	2.31	2.15	(0.29)	—	(0.29)	28.80	8.11	1,642,578	1.87	1.87	(0.09)	74
I	30.61	0.36	2.37	2.73	(0.62)	—	(0.62)	32.72	9.19	3,024,465	0.86	0.86	0.93	74
R3	32.17	0.10	2.61	2.71	(0.47)	—	(0.47)	34.41	8.59	122,235	1.41	1.40	0.39	74
R4	32.68	0.28	2.57	2.85	(0.55)	—	(0.55)	34.98	8.92	168,689	1.11	1.10	0.68	74
R5	33.09	0.40	2.58	2.98	(0.67)	—	(0.67)	35.40	9.25	185,705	0.80	0.80	1.00	74
Y	33.26	0.55	2.47	3.02	(0.70)	—	(0.70)	35.58	9.36	1,304,963	0.70	0.70	1.09	74

For the Year Ended October 31, 2011
A	$32.40	$0.19	$(2.04)	$(1.85)	$—	$—	$—	$30.55	(5.71)%	$5,859,434	1.12%	1.12%	0.55%	75%
B	28.62	(0.08)	(1.78)	(1.86)	—	—	—	26.76	(6.50)	559,856	1.95	1.95	(0.28)	75
C	28.79	(0.05)	(1.80)	(1.85)	—	—	—	26.94	(6.43)	2,096,461	1.84	1.84	(0.16)	75
I	32.39	0.27	(2.05)	(1.78)	—	—	—	30.61	(5.50)	3,254,198	0.87	0.87	0.81	75
R3	34.22	0.10	(2.15)	(2.05)	—	—	—	32.17	(5.99)	137,767	1.41	1.40	0.30	75
R4	34.66	0.21	(2.19)	(1.98)	—	—	—	32.68	(5.71)	224,653	1.10	1.10	0.59	75
R5	34.99	0.32	(2.22)	(1.90)	—	—	—	33.09	(5.43)	204,417	0.80	0.80	0.89	75
Y	35.13	0.36	(2.23)	(1.87)	—	—	—	33.26	(5.32)	1,460,367	0.70	0.70	0.98	75

The accompanying notes are an integral part of these financial statements.

121

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Core Equity Fund
For the Year Ended October 31, 2015
A	$22.00	$0.13	$2.21	$2.34	$—	$(0.29)	$(0.29)	$24.05	10.75%	$267,237	1.03%	0.92%	0.55%	33%
B	20.60	(0.05)	2.07	2.02	—	(0.29)	(0.29)	22.33	9.92	1,614	2.18	1.74	(0.23)	33
C	20.54	(0.04)	2.06	2.02	—	(0.29)	(0.29)	22.27	9.95	73,070	1.73	1.62	(0.17)	33
I(8)	23.30	0.12	0.67	0.79	—	—	—	24.09	3.39 (5)	136,641	0.66 (6)	0.50 (6)	0.85 (6)	33
R3	22.41	0.06	2.26	2.32	—	(0.29)	(0.29)	24.44	10.46	5,081	1.34	1.16	0.27	33
R4	22.60	0.13	2.29	2.42	—	(0.29)	(0.29)	24.73	10.82	22,020	0.98	0.82	0.54	33
R5	22.72	0.20	2.26	2.46	(0.64)	(0.29)	(0.93)	24.25	11.10	26,977	0.64	0.49	0.84	33
R6(8)	23.53	0.11	0.69	0.80	—	—	—	24.33	3.40 (5)	597	0.57 (6)	0.45 (6)	0.78 (6)	33
Y	22.79	0.21	2.27	2.48	(0.65)	(0.29)	(0.94)	24.33	11.15	18,802	0.57	0.50	0.90	33

For the Year Ended October 31, 2014
A	$18.77	$0.03	$3.26	$3.29	$(0.06)	$—	$(0.06)	$22.00	17.56%	$126,308	1.37%	1.31%	0.16%	60%
B	17.66	(0.12)	3.06	2.94	—	—	—	20.60	16.65	1,898	2.49	2.10	(0.62)	60
C	17.59	(0.10)	3.05	2.95	—	—	—	20.54	16.77	19,798	2.06	2.00	(0.53)	60
R3	19.14	(0.01)	3.32	3.31	(0.04)	—	(0.04)	22.41	17.30	481	1.70	1.50	(0.05)	60
R4	19.20	0.05	3.35	3.40	—	—	—	22.60	17.71	889	1.34	1.20	0.21	60
R5	19.38	0.12	3.36	3.48	(0.14)	—	(0.14)	22.72	18.03	374	1.04	0.90	0.56	60
Y	19.44	0.13	3.37	3.50	(0.15)	—	(0.15)	22.79	18.07	2,486	0.91	0.85	0.62	60

For the Year Ended October 31, 2013
A	$14.57	$0.11	$4.24	$4.35	$(0.15)	$—	$(0.15)	$18.77	30.12%	$103,104	1.40%	1.35%	0.68%	28%
B	13.70	(0.01)	3.99	3.98	(0.02)	—	(0.02)	17.66	29.10	2,480	2.50	2.10	(0.04)	28
C	13.66	—	3.98	3.98	(0.05)	—	(0.05)	17.59	29.19	15,324	2.07	2.04	(0.01)	28
R3	14.86	0.09	4.32	4.41	(0.13)	—	(0.13)	19.14	29.88	330	1.69	1.50	0.51	28
R4	14.91	0.12	4.34	4.46	(0.17)	—	(0.17)	19.20	30.24	1,227	1.29	1.20	0.69	28
R5	15.04	0.19	4.37	4.56	(0.22)	—	(0.22)	19.38	30.68	204	1.00	0.90	1.12	28
Y	15.05	0.20	4.38	4.58	(0.19)	—	(0.19)	19.44	30.73	1,963	0.88	0.85	1.19	28

For the Year Ended October 31, 2012
A	$12.77	$0.09	$1.74	$1.83	$(0.03)	$—	$(0.03)	$14.57	14.39%	$83,534	1.44%	1.35%	0.69%	46%
B	12.07	(0.01)	1.64	1.63	—	—	—	13.70	13.50	2,761	2.50	2.10	(0.08)	46
C	12.03	(0.01)	1.64	1.63	—	—	—	13.66	13.55	11,913	2.09	2.09	(0.06)	46
R3	13.05	0.08	1.77	1.85	(0.04)	—	(0.04)	14.86	14.22	209	1.70	1.50	0.53	46
R4	13.07	0.12	1.78	1.90	(0.06)	—	(0.06)	14.91	14.57	167	1.31	1.20	0.85	46
R5	13.18	0.16	1.79	1.95	(0.09)	—	(0.09)	15.04	14.93	144	1.01	0.90	1.14	46
Y	13.20	0.15	1.80	1.95	(0.10)	—	(0.10)	15.05	14.90	1,594	0.85	0.85	1.04	46

For the Year Ended October 31, 2011
A	$11.90	$0.07	$0.82	$0.89	$(0.02)	$—	$(0.02)	$12.77	7.50%	$80,470	1.44%	1.35%	0.51%	56%
B	11.32	(0.03)	0.79	0.76	(0.01)	—	(0.01)	12.07	6.69	4,020	2.42	2.10	(0.21)	56
C	11.28	(0.03)	0.79	0.76	(0.01)	—	(0.01)	12.03	6.72	11,221	2.10	2.09	(0.23)	56
R3	12.18	0.04	0.85	0.89	(0.02)	—	(0.02)	13.05	7.30	165	1.65	1.50	0.34	56
R4	12.16	0.08	0.86	0.94	(0.03)	—	(0.03)	13.07	7.70	134	1.28	1.20	0.64	56
R5	12.24	0.13	0.84	0.97	(0.03)	—	(0.03)	13.18	7.94	117	0.96	0.90	0.96	56
Y	12.25	0.13	0.85	0.98	(0.03)	—	(0.03)	13.20	8.03	72,307	0.86	0.85	0.98	56

The accompanying notes are an integral part of these financial statements.

122

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Dividend and Growth Fund
For the Year Ended October 31, 2015
A	$27.05	$0.36	$0.23	$0.59	$(0.35)	$(2.30)	$(2.65)	$24.99	2.46%	$3,724,804	1.02%	1.02%	1.43%	23%
B	26.59	0.14	0.22	0.36	(0.10)	(2.30)	(2.40)	24.55	1.54	44,909	1.97	1.92	0.54	23
C	26.42	0.17	0.23	0.40	(0.18)	(2.30)	(2.48)	24.34	1.70	467,006	1.76	1.76	0.69	23
I	26.95	0.41	0.23	0.64	(0.40)	(2.30)	(2.70)	24.89	2.67	1,715,056	0.81	0.81	1.64	23
R3	27.29	0.28	0.24	0.52	(0.27)	(2.30)	(2.57)	25.24	2.12	85,736	1.35	1.35	1.10	23
R4	27.42	0.36	0.23	0.59	(0.34)	(2.30)	(2.64)	25.37	2.42	150,367	1.04	1.04	1.41	23
R5	27.49	0.44	0.23	0.67	(0.42)	(2.30)	(2.72)	25.44	2.73	229,206	0.74	0.74	1.70	23
R6(4)	27.81	0.43	(0.05)	0.38	(0.45)	(2.30)	(2.75)	25.44	1.64 (5)	10	0.71 (6)	0.70 (6)	1.71 (6)	23
Y	27.50	0.46	0.24	0.70	(0.45)	(2.30)	(2.75)	25.45	2.83	1,323,782	0.64	0.64	1.80	23

For the Year Ended October 31, 2014
A	$25.28	$0.36	$3.43	$3.79	$(0.36)	$(1.66)	$(2.02)	$27.05	16.01%	$3,780,786	1.02%	1.02%	1.40%	23%
B	24.88	0.13	3.35	3.48	(0.11)	(1.66)	(1.77)	26.59	14.91	74,126	1.96	1.94	0.50	23
C	24.75	0.16	3.35	3.51	(0.18)	(1.66)	(1.84)	26.42	15.12	467,932	1.77	1.77	0.65	23
I	25.20	0.41	3.42	3.83	(0.42)	(1.66)	(2.08)	26.95	16.22	1,883,434	0.81	0.81	1.60	23
R3	25.49	0.28	3.45	3.73	(0.27)	(1.66)	(1.93)	27.29	15.61	91,839	1.35	1.35	1.07	23
R4	25.60	0.36	3.47	3.83	(0.35)	(1.66)	(2.01)	27.42	15.98	159,018	1.04	1.04	1.37	23
R5	25.66	0.44	3.48	3.92	(0.43)	(1.66)	(2.09)	27.49	16.32	226,236	0.74	0.74	1.68	23
Y	25.67	0.47	3.48	3.95	(0.46)	(1.66)	(2.12)	27.50	16.42	1,340,941	0.64	0.64	1.81	23

For the Year Ended October 31, 2013
A	$20.87	$0.36	$4.75	$5.11	$(0.35)	$(0.35)	$(0.70)	$25.28	25.17%	$3,454,165	1.05%	1.05%	1.57%	30%
B	20.54	0.16	4.68	4.84	(0.15)	(0.35)	(0.50)	24.88	24.08	98,179	2.00	1.95	0.71	30
C	20.45	0.19	4.65	4.84	(0.19)	(0.35)	(0.54)	24.75	24.26	411,405	1.79	1.79	0.83	30
I	20.80	0.41	4.74	5.15	(0.40)	(0.35)	(0.75)	25.20	25.48	1,581,081	0.83	0.83	1.79	30
R3	21.04	0.29	4.80	5.09	(0.29)	(0.35)	(0.64)	25.49	24.79	87,399	1.35	1.35	1.27	30
R4	21.12	0.37	4.82	5.19	(0.36)	(0.35)	(0.71)	25.60	25.21	139,811	1.05	1.05	1.58	30
R5	21.17	0.43	4.83	5.26	(0.42)	(0.35)	(0.77)	25.66	25.57	199,409	0.75	0.75	1.85	30
Y	21.18	0.46	4.83	5.29	(0.45)	(0.35)	(0.80)	25.67	25.68	1,596,519	0.65	0.65	1.99	30

For the Year Ended October 31, 2012(7)
A	$18.61	$0.34	$2.26	$2.60	$(0.34)	$—	$(0.34)	$20.87	14.07%	$2,942,844	1.08%	1.08%	1.69%	28%
B	18.32	0.17	2.21	2.38	(0.16)	—	(0.16)	20.54	13.03	108,710	2.02	1.95	0.84	28
C	18.25	0.18	2.22	2.40	(0.20)	—	(0.20)	20.45	13.20	340,069	1.82	1.82	0.94	28
I	18.56	0.40	2.23	2.63	(0.39)	—	(0.39)	20.80	14.30	1,341,707	0.81	0.81	1.96	28
R3	18.76	0.28	2.29	2.57	(0.29)	—	(0.29)	21.04	13.77	72,926	1.36	1.35	1.40	28
R4	18.84	0.34	2.29	2.63	(0.35)	—	(0.35)	21.12	14.04	122,160	1.05	1.05	1.68	28
R5	18.88	0.39	2.30	2.69	(0.40)	—	(0.40)	21.17	14.39	142,940	0.75	0.75	1.99	28
Y	18.88	0.41	2.31	2.72	(0.42)	—	(0.42)	21.18	14.55	1,556,898	0.65	0.65	2.08	28

For the Year Ended October 31, 2011
A	$17.93	$0.27	$0.67	$0.94	$(0.26)	$—	$(0.26)	$18.61	5.22%	$2,791,444	1.08%	1.08%	1.42%	30%
B	17.64	0.10	0.66	0.76	(0.08)	—	(0.08)	18.32	4.32	137,071	2.01	1.96	0.55	30
C	17.58	0.13	0.66	0.79	(0.12)	—	(0.12)	18.25	4.49	309,846	1.83	1.83	0.68	30
I	17.87	0.32	0.68	1.00	(0.31)	—	(0.31)	18.56	5.60	1,428,333	0.80	0.80	1.69	30
R3	18.08	0.22	0.67	0.89	(0.21)	—	(0.21)	18.76	4.94	57,684	1.37	1.35	1.14	30
R4	18.14	0.28	0.69	0.97	(0.27)	—	(0.27)	18.84	5.32	79,535	1.06	1.05	1.43	30
R5	18.18	0.34	0.68	1.02	(0.32)	—	(0.32)	18.88	5.62	101,281	0.76	0.75	1.75	30
Y	18.18	0.36	0.68	1.04	(0.34)	—	(0.34)	18.88	5.71	1,111,199	0.66	0.66	1.84	30

The accompanying notes are an integral part of these financial statements.

123

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Equity Income Fund
For the Year Ended October 31, 2015
A	$19.04	$0.35	$0.18	$0.53	$(0.35)	$(0.52)	$(0.87)	$18.70	2.95%	$1,757,486	1.02%	1.02%	1.87%	20%
B	19.05	0.33	0.18	0.51	(0.32)	(0.52)	(0.84)	18.72	2.82	13,915	1.16	1.16	1.75	20
C	18.96	0.21	0.18	0.39	(0.22)	(0.52)	(0.74)	18.61	2.18	461,099	1.76	1.76	1.12	20
I	18.97	0.40	0.17	0.57	(0.40)	(0.52)	(0.92)	18.62	3.18	835,297	0.76	0.76	2.13	20
R3	19.06	0.29	0.18	0.47	(0.29)	(0.52)	(0.81)	18.72	2.61	56,026	1.36	1.36	1.52	20
R4	19.08	0.34	0.18	0.52	(0.34)	(0.52)	(0.86)	18.74	2.92	74,473	1.06	1.06	1.82	20
R5	19.15	0.40	0.18	0.58	(0.40)	(0.52)	(0.92)	18.81	3.22	76,741	0.76	0.76	2.15	20
R6(4)	19.39	0.35	0.04	0.39	(0.42)	(0.52)	(0.94)	18.84	2.20 (5)	13,902	0.69 (6)	0.69 (6)	1.93 (6)	20
Y	19.19	0.42	0.17	0.59	(0.42)	(0.52)	(0.94)	18.84	3.26	246,177	0.66	0.66	2.22	20

For the Year Ended October 31, 2014
A	$17.83	$0.34	$1.76	$2.10	$(0.33)	$(0.56)	$(0.89)	$19.04	12.19%	$1,951,760	1.03%	1.03%	1.83%	13%
B	17.82	0.32	1.77	2.09	(0.30)	(0.56)	(0.86)	19.05	12.15	21,619	1.16	1.16	1.72	13
C	17.77	0.20	1.75	1.95	(0.20)	(0.56)	(0.76)	18.96	11.36	458,695	1.76	1.76	1.08	13
I	17.76	0.38	1.77	2.15	(0.38)	(0.56)	(0.94)	18.97	12.54	903,048	0.76	0.76	2.07	13
R3	17.85	0.27	1.77	2.04	(0.27)	(0.56)	(0.83)	19.06	11.81	58,349	1.37	1.37	1.47	13
R4	17.87	0.33	1.76	2.09	(0.32)	(0.56)	(0.88)	19.08	12.13	76,746	1.06	1.06	1.78	13
R5	17.93	0.38	1.78	2.16	(0.38)	(0.56)	(0.94)	19.15	12.47	91,827	0.76	0.76	2.08	13
Y	17.96	0.40	1.79	2.19	(0.40)	(0.56)	(0.96)	19.19	12.61	236,502	0.66	0.66	2.17	13

For the Year Ended October 31, 2013
A	$14.81	$0.32	$3.23	$3.55	$(0.31)	$(0.22)	$(0.53)	$17.83	24.56%	$1,746,629	1.06%	1.06%	1.98%	17%
B	14.78	0.23	3.22	3.45	(0.19)	(0.22)	(0.41)	17.82	23.87	27,131	1.65	1.65	1.44	17
C	14.77	0.20	3.22	3.42	(0.20)	(0.22)	(0.42)	17.77	23.67	336,264	1.79	1.79	1.20	17
I	14.75	0.36	3.22	3.58	(0.35)	(0.22)	(0.57)	17.76	24.93	648,568	0.78	0.78	2.18	17
R3	14.83	0.27	3.23	3.50	(0.26)	(0.22)	(0.48)	17.85	24.17	47,928	1.38	1.38	1.62	17
R4	14.84	0.31	3.25	3.56	(0.31)	(0.22)	(0.53)	17.87	24.58	65,286	1.08	1.08	1.89	17
R5	14.88	0.35	3.27	3.62	(0.35)	(0.22)	(0.57)	17.93	24.99	72,270	0.77	0.77	2.06	17
Y	14.90	0.39	3.26	3.65	(0.37)	(0.22)	(0.59)	17.96	25.13	167,906	0.67	0.67	2.35	17

For the Year Ended October 31, 2012(7)
A	$12.93	$0.29	$1.89	$2.18	$(0.30)	$—	$(0.30)	$14.81	17.00%	$1,195,106	1.11%	1.11%	2.12%	27%
B	12.91	0.18	1.86	2.04	(0.14)	—	(0.14)	14.78	15.90	27,731	2.00	2.00	1.27	27
C	12.91	0.19	1.88	2.07	(0.21)	—	(0.21)	14.77	16.13	160,153	1.84	1.84	1.35	27
I	12.89	0.31	1.89	2.20	(0.34)	—	(0.34)	14.75	17.25	244,794	0.81	0.81	2.31	27
R3	12.96	0.24	1.90	2.14	(0.27)	—	(0.27)	14.83	16.63	23,077	1.42	1.42	1.72	27
R4	12.97	0.28	1.89	2.17	(0.30)	—	(0.30)	14.84	16.90	24,672	1.11	1.11	2.01	27
R5	12.99	0.32	1.91	2.23	(0.34)	—	(0.34)	14.88	17.33	8,931	0.82	0.82	2.48	27
Y	13.01	0.55	1.69	2.24	(0.35)	—	(0.35)	14.90	17.41	74,613	0.72	0.72	2.68	27

For the Year Ended October 31, 2011
A	$11.99	$0.25	$0.93	$1.18	$(0.24)	$—	$(0.24)	$12.93	9.87%	$826,555	1.17%	1.17%	1.93%	18%
B	11.97	0.14	0.93	1.07	(0.13)	—	(0.13)	12.91	8.94	29,071	2.05	2.00	1.11	18
C	11.97	0.15	0.94	1.09	(0.15)	—	(0.15)	12.91	9.13	78,710	1.89	1.89	1.20	18
I	11.95	0.28	0.94	1.22	(0.28)	—	(0.28)	12.89	10.24	52,965	0.88	0.88	2.21	18
R3	12.03	0.20	0.94	1.14	(0.21)	—	(0.21)	12.96	9.49	6,694	1.50	1.50	1.57	18
R4	12.03	0.25	0.93	1.18	(0.24)	—	(0.24)	12.97	9.87	5,651	1.18	1.18	1.92	18
R5	12.05	0.27	0.95	1.22	(0.28)	—	(0.28)	12.99	10.16	2,597	0.88	0.88	2.11	18
Y	12.06	0.29	0.95	1.24	(0.29)	—	(0.29)	13.01	10.33	178,516	0.77	0.77	2.28	18

The accompanying notes are an integral part of these financial statements.

124

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2015
A	$43.76	$(0.17)	$4.82	$4.65	$—	$(7.73)	$(7.73)	$40.68	12.72%	$1,853,433	1.12%	1.12%	(0.42)%		93%
B	33.71	(0.39)	3.49	3.10	—	(7.73)	(7.73)	29.08	11.72	15,256	2.04	2.03	(1.32)		93
C	33.91	(0.34)	3.53	3.19	—	(7.73)	(7.73)	29.37	11.95	401,542	1.86	1.86	(1.17)		93
I	44.82	(0.09)	4.98	4.89	—	(7.73)	(7.73)	41.98	12.99	2,433,134	0.89	0.89	(0.21)		93
R3	44.25	(0.31)	4.90	4.59	—	(7.73)	(7.73)	41.11	12.39	44,347	1.45	1.45	(0.76)		93
R4	45.39	(0.19)	5.04	4.85	—	(7.73)	(7.73)	42.51	12.70	60,775	1.15	1.15	(0.45)		93
R5	46.36	(0.07)	5.17	5.10	—	(7.73)	(7.73)	43.73	13.02	123,897	0.84	0.84	(0.15)		93
R6(4)	47.09	(0.06)	4.85	4.79	—	(7.73)	(7.73)	44.15	12.16 (5)	11	0.82 (6)	0.82 (6)	(0.14	)(6)	93
Y	46.70	(0.04)	5.24	5.20	—	(7.73)	(7.73)	44.17	13.16	188,938	0.75	0.75	(0.09)		93

For the Year Ended October 31, 2014
A	$38.68	$(0.13)	$6.72	$6.59	$—	$(1.51)	$(1.51)	$43.76	17.63%	$1,497,082	1.15%	1.15%	(0.33)%		136	%(9)
B	30.38	(0.37)	5.21	4.84	—	(1.51)	(1.51)	33.71	16.65	22,277	2.07	2.02	(1.18)		136	(9)
C	30.51	(0.33)	5.24	4.91	—	(1.51)	(1.51)	33.91	16.81	251,628	1.88	1.88	(1.05)		136	(9)
I	39.49	(0.04)	6.88	6.84	—	(1.51)	(1.51)	44.82	17.92	1,733,488	0.91	0.91	(0.09)		136	(9)
R3	39.21	(0.26)	6.81	6.55	—	(1.51)	(1.51)	44.25	17.28	29,954	1.46	1.45	(0.62)		136	(9)
R4	40.06	(0.14)	6.98	6.84	—	(1.51)	(1.51)	45.39	17.65	52,498	1.15	1.15	(0.32)		136	(9)
R5	40.76	(0.02)	7.13	7.11	—	(1.51)	(1.51)	46.36	18.02	102,841	0.85	0.85	(0.05)		136	(9)
Y	41.02	0.03	7.16	7.19	—	(1.51)	(1.51)	46.70	18.11	68,001	0.75	0.75	0.08		136	(9)

For the Year Ended October 31, 2013
A	$29.60	$(0.10)	$9.18	$9.08	$—	$—	$—	$38.68	30.68%	$982,699	1.19%	1.19%	(0.30)%		120	%(10)
B	23.43	(0.28)	7.23	6.95	—	—	—	30.38	29.66	24,296	2.11	1.96	(1.05)		120	(10)
C	23.52	(0.27)	7.26	6.99	—	—	—	30.51	29.72	176,392	1.90	1.90	(1.01)		120	(10)
I	30.14	(0.01)	9.36	9.35	—	—	—	39.49	31.02	1,288,778	0.92	0.92	(0.03)		120	(10)
R3	30.09	(0.19)	9.31	9.12	—	—	—	39.21	30.31	24,924	1.46	1.45	(0.56)		120	(10)
R4	30.64	(0.09)	9.51	9.42	—	—	—	40.06	30.74	44,353	1.15	1.15	(0.25)		120	(10)
R5	31.09	0.01	9.66	9.67	—	—	—	40.76	31.10	20,243	0.85	0.85	0.04		120	(10)
Y	31.25	0.05	9.72	9.77	—	—	—	41.02	31.26	57,712	0.75	0.75	0.14		120	(10)

For the Year Ended October 31, 2012
A	$25.98	$(0.15)	$3.77	$3.62	$—	$—	$—	$29.60	13.93%	$748,795	1.23%	1.21%	(0.54)%		116%
B	20.72	(0.28)	2.99	2.71	—	—	—	23.43	13.08	23,529	2.15	1.96	(1.29)		116
C	20.80	(0.28)	3.00	2.72	—	—	—	23.52	13.08	123,174	1.93	1.93	(1.26)		116
I	26.39	(0.08)	3.83	3.75	—	—	—	30.14	14.21	893,563	0.95	0.95	(0.28)		116
R3	26.48	(0.22)	3.83	3.61	—	—	—	30.09	13.63	17,259	1.48	1.45	(0.78)		116
R4	26.89	(0.14)	3.89	3.75	—	—	—	30.64	13.95	38,458	1.16	1.15	(0.47)		116
R5	27.20	(0.05)	3.94	3.89	—	—	—	31.09	14.30	14,935	0.86	0.85	(0.17)		116
Y	27.32	(0.03)	3.96	3.93	—	—	—	31.25	14.39	46,782	0.76	0.76	(0.09)		116

For the Year Ended October 31, 2011
A(11)	$24.78	$0.02	$1.18	$1.20	$—	$—	$—	$25.98	4.84%	$754,532	1.22%	1.22%	0.06%		121%
B	19.93	(0.29)	1.08	0.79	—	—	—	20.72	3.96	27,884	2.13	2.04	(1.32)		121
C	19.98	(0.26)	1.08	0.82	—	—	—	20.80	4.10	128,016	1.92	1.92	(1.20)		121
I	25.10	(0.06)	1.35	1.29	—	—	—	26.39	5.14	791,091	0.92	0.92	(0.22)		121
R3	25.31	(0.20)	1.37	1.17	—	—	—	26.48	4.62	13,444	1.48	1.45	(0.74)		121
R4	25.63	(0.12)	1.38	1.26	—	—	—	26.89	4.92	36,249	1.16	1.15	(0.43)		121
R5	25.85	(0.04)	1.39	1.35	—	—	—	27.20	5.22	14,132	0.86	0.85	(0.15)		121
Y	25.94	(0.01)	1.39	1.38	—	—	—	27.32	5.32	98,278	0.76	0.76	(0.04)		121

The accompanying notes are an integral part of these financial statements.

125

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Healthcare Fund
For the Year Ended October 31, 2015
A	$36.60	$(0.18)	$4.77	$4.59	$—	$(2.49)	$(2.49)	$38.70	13.19%	$914,414	1.28%	1.28%	(0.46)%	39%
B	32.18	(0.46)	4.18	3.72	—	(2.49)	(2.49)	33.41	12.23	6,239	2.15	2.15	(1.35)	39
C	32.42	(0.41)	4.21	3.80	—	(2.49)	(2.49)	33.73	12.40	310,668	2.02	2.02	(1.19)	39
I	37.63	(0.07)	4.91	4.84	—	(2.49)	(2.49)	39.98	13.51	266,553	1.01	1.01	(0.18)	39
R3	37.58	(0.31)	4.91	4.60	—	(2.49)	(2.49)	39.69	12.85	59,135	1.61	1.61	(0.78)	39
R4	38.64	(0.20)	5.06	4.86	—	(2.49)	(2.49)	41.01	13.19	51,253	1.30	1.30	(0.48)	39
R5	39.60	(0.08)	5.19	5.11	—	(2.49)	(2.49)	42.22	13.52	5,326	1.01	1.01	(0.18)	39
Y	39.85	(0.03)	5.21	5.18	—	(2.49)	(2.49)	42.54	13.64	8,834	0.90	0.90	(0.08)	39

For the Year Ended October 31, 2014
A	$28.05	$(0.13)	$8.68	$8.55	$—	$—	$—	$36.60	30.48%	$599,010	1.33%	1.33%	(0.40)%	28%
B	24.88	(0.36)	7.66	7.30	—	—	—	32.18	29.34	11,303	2.20	2.20	(1.27)	28
C	25.03	(0.32)	7.71	7.39	—	—	—	32.42	29.52	176,581	2.06	2.06	(1.13)	28
I	28.76	(0.04)	8.91	8.87	—	—	—	37.63	30.84	137,450	1.05	1.05	(0.12)	28
R3	28.89	(0.24)	8.93	8.69	—	—	—	37.58	30.08	40,482	1.64	1.64	(0.71)	28
R4	29.62	(0.14)	9.16	9.02	—	—	—	38.64	30.45	29,530	1.34	1.34	(0.41)	28
R5	30.27	(0.04)	9.37	9.33	—	—	—	39.60	30.82	2,323	1.05	1.05	(0.12)	28
Y	30.42	—	9.43	9.43	—	—	—	39.85	31.00	6,081	0.94	0.94	—	28

For the Year Ended October 31, 2013
A	$20.11	$(0.06)	$8.00	$7.94	$—	$—	$—	$28.05	39.48%	$415,323	1.40%	1.40%	(0.24)%	32%
B	17.99	(0.23)	7.12	6.89	—	—	—	24.88	38.30	14,697	2.29	2.26	(1.08)	32
C	18.07	(0.21)	7.17	6.96	—	—	—	25.03	38.52	116,641	2.11	2.11	(0.95)	32
I	20.55	0.01	8.20	8.21	—	—	—	28.76	39.95	79,005	1.08	1.08	0.06	32
R3	20.77	(0.13)	8.25	8.12	—	—	—	28.89	39.09	24,914	1.66	1.65	(0.51)	32
R4	21.22	(0.05)	8.45	8.40	—	—	—	29.62	39.59	17,817	1.36	1.35	(0.20)	32
R5	21.62	0.05	8.60	8.65	—	—	—	30.27	40.01	1,267	1.08	1.05	0.19	32
Y	21.71	0.05	8.66	8.71	—	—	—	30.42	40.12	4,056	0.96	0.96	0.20	32

For the Year Ended October 31, 2012(7)
A	$16.80	$—	$3.31	$3.31	$—	$—	$—	$20.11	19.70%	$276,741	1.47%	1.47%	—%	46%
B	15.15	(0.17)	3.01	2.84	—	—	—	17.99	18.75	14,015	2.38	2.28	(0.84)	46
C	15.20	(0.12)	2.99	2.87	—	—	—	18.07	18.88	73,728	2.17	2.17	(0.71)	46
I	17.10	0.07	3.38	3.45	—	—	—	20.55	20.18	38,199	1.11	1.11	0.35	46
R3	17.38	(0.02)	3.41	3.39	—	—	—	20.77	19.51	12,521	1.69	1.65	(0.15)	46
R4	17.70	0.02	3.50	3.52	—	—	—	21.22	19.89	12,363	1.38	1.35	0.11	46
R5	17.98	0.08	3.56	3.64	—	—	—	21.62	20.24	2,489	1.09	1.05	0.43	46
Y	18.05	0.10	3.56	3.66	—	—	—	21.71	20.28	3,252	0.98	0.98	0.48	46

For the Year Ended October 31, 2011
A	$15.21	$(0.04)	$1.63	$1.59	$—	$—	$—	$16.80	10.45%	$224,294	1.49%	1.49%	(0.24)%	44%
B	13.83	(0.16)	1.48	1.32	—	—	—	15.15	9.54	17,208	2.38	2.28	(1.04)	44
C	13.86	(0.14)	1.48	1.34	—	—	—	15.20	9.67	65,692	2.18	2.18	(0.93)	44
I	15.44	0.02	1.64	1.66	—	—	—	17.10	10.75	32,213	1.18	1.18	0.09	44
R3	15.76	(0.07)	1.69	1.62	—	—	—	17.38	10.28	5,905	1.71	1.65	(0.39)	44
R4	16.01	(0.02)	1.71	1.69	—	—	—	17.70	10.56	9,241	1.39	1.35	(0.09)	44
R5	16.21	0.04	1.73	1.77	—	—	—	17.98	10.92	1,403	1.09	1.05	0.21	44
Y	16.26	0.05	1.74	1.79	—	—	—	18.05	11.01	2,555	0.99	0.99	0.27	44

The accompanying notes are an integral part of these financial statements.

126

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford MidCap Fund
For the Year Ended October 31, 2015
A	$27.38	$(0.09)	$1.85	$1.76	$—	$(2.67)	$(2.67)	$26.47	7.28%	$2,048,529	1.14%	1.14%	(0.35)%		29%
B	21.65	(0.25)	1.40	1.15	—	(2.67)	(2.67)	20.13	6.28	24,665	2.03	2.03	(1.22)		29
C	22.18	(0.23)	1.45	1.22	—	(2.67)	(2.67)	20.73	6.46	626,345	1.88	1.88	(1.09)		29
I	27.78	(0.02)	1.87	1.85	—	(2.67)	(2.67)	26.96	7.52	702,566	0.87	0.87	(0.09)		29
R3	30.02	(0.20)	2.05	1.85	—	(2.67)	(2.67)	29.20	6.91	76,925	1.47	1.47	(0.69)		29
R4	30.61	(0.11)	2.10	1.99	—	(2.67)	(2.67)	29.93	7.26	135,698	1.16	1.16	(0.39)		29
R5	30.96	(0.03)	2.13	2.10	—	(2.67)	(2.67)	30.39	7.59	164,879	0.86	0.86	(0.09)		29
R6(4)	31.11	(0.04)	2.18	2.14	—	(2.67)	(2.67)	30.58	7.65 (5)	1,230	0.77 (6)	0.77 (6)	(0.13	)(6)	29
Y	31.10	0.01	2.13	2.14	—	(2.67)	(2.67)	30.57	7.66	1,201,917	0.76	0.76	0.04		29

For the Year Ended October 31, 2014
A	$25.67	$(0.10)	$3.82	$3.72	$—	$(2.01)	$(2.01)	$27.38	15.57%	$1,891,075	1.15%	1.15%	(0.40)%		34%
B	20.88	(0.27)	3.05	2.78	—	(2.01)	(2.01)	21.65	14.56	29,446	2.05	2.05	(1.29)		34
C	21.30	(0.24)	3.13	2.89	—	(2.01)	(2.01)	22.18	14.81	544,154	1.88	1.88	(1.13)		34
I	25.95	(0.04)	3.88	3.84	—	(2.01)	(2.01)	27.78	15.89	550,720	0.90	0.90	(0.17)		34
R3	28.03	(0.21)	4.21	4.00	—	(2.01)	(2.01)	30.02	15.24	56,403	1.47	1.47	(0.72)		34
R4	28.47	(0.12)	4.27	4.15	—	(2.01)	(2.01)	30.61	15.55	94,232	1.16	1.16	(0.41)		34
R5	28.69	(0.03)	4.31	4.28	—	(2.01)	(2.01)	30.96	15.91	110,364	0.86	0.86	(0.11)		34
Y	28.77	(0.01)	4.35	4.34	—	(2.01)	(2.01)	31.10	16.08	1,078,695	0.76	0.76	(0.02)		34

For the Year Ended October 31, 2013
A	$20.44	$(0.03)	$6.56	$6.53	$—	$(1.30)	$(1.30)	$25.67	34.17%	$1,847,041	1.20%	1.20%	(0.14)%		38%
B	17.00	(0.18)	5.36	5.18	—	(1.30)	(1.30)	20.88	33.01	33,232	2.11	2.07	(1.00)		38
C	17.29	(0.16)	5.47	5.31	—	(1.30)	(1.30)	21.30	33.21	474,663	1.91	1.91	(0.85)		38
I	20.65	0.02	6.63	6.65	(0.05)	(1.30)	(1.35)	25.95	34.48	277,953	0.96	0.96	0.09		38
R3	22.25	(0.10)	7.18	7.08	—	(1.30)	(1.30)	28.03	33.80	47,837	1.48	1.48	(0.43)		38
R4	22.51	(0.03)	7.29	7.26	—	(1.30)	(1.30)	28.47	34.24	77,603	1.17	1.17	(0.13)		38
R5	22.69	0.04	7.33	7.37	(0.07)	(1.30)	(1.37)	28.69	34.60	91,163	0.87	0.87	0.17		38
Y	22.75	0.07	7.34	7.41	(0.09)	(1.30)	(1.39)	28.77	34.73	872,297	0.77	0.77	0.28		38

For the Year Ended October 31, 2012
A	$20.67	$0.05	$2.22	$2.27	$—	$(2.50)	$(2.50)	$20.44	13.47%	$1,536,203	1.23%	1.23%	0.25%		45%
B	17.77	(0.10)	1.83	1.73	—	(2.50)	(2.50)	17.00	12.50	30,803	2.16	2.08	(0.62)		45
C	18.01	(0.08)	1.86	1.78	—	(2.50)	(2.50)	17.29	12.63	380,413	1.93	1.93	(0.45)		45
I	20.85	0.09	2.25	2.34	(0.04)	(2.50)	(2.54)	20.65	13.78	213,875	0.99	0.99	0.48		45
R3	22.32	—	2.43	2.43	—	(2.50)	(2.50)	22.25	13.16	37,776	1.49	1.49	(0.01)		45
R4	22.49	0.06	2.46	2.52	—	(2.50)	(2.50)	22.51	13.50	57,799	1.18	1.18	0.29		45
R5	22.66	0.13	2.47	2.60	(0.07)	(2.50)	(2.57)	22.69	13.85	66,039	0.88	0.88	0.59		45
Y	22.71	0.15	2.48	2.63	(0.09)	(2.50)	(2.59)	22.75	13.98	642,084	0.78	0.78	0.70		45

For the Year Ended October 31, 2011
A	$20.16	$0.02	$0.49	$0.51	$—	$—	$—	$20.67	2.53%	$1,754,028	1.21%	1.21%	0.09%		70%
B	17.48	(0.14)	0.43	0.29	—	—	—	17.77	1.66	44,266	2.06	2.06	(0.72)		70
C	17.68	(0.12)	0.45	0.33	—	—	—	18.01	1.87	422,515	1.91	1.91	(0.63)		70
I	20.28	0.09	0.48	0.57	—	—	—	20.85	2.81	324,002	0.92	0.92	0.40		70
R3	21.82	(0.05)	0.55	0.50	—	—	—	22.32	2.29	40,311	1.48	1.48	(0.23)		70
R4	21.92	0.02	0.55	0.57	—	—	—	22.49	2.60	65,550	1.18	1.18	0.07		70
R5	22.02	0.09	0.55	0.64	—	—	—	22.66	2.91	73,192	0.87	0.87	0.38		70
Y	22.05	0.12	0.54	0.66	—	—	—	22.71	2.99	678,566	0.77	0.77	0.50		70

The accompanying notes are an integral part of these financial statements.

127

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Value Fund
For the Year Ended October 31, 2015
A	$16.73	$0.02	$0.25	$0.27	$(0.02)	$(1.87)	$(1.89)	$15.11	2.28%	$229,953	1.25%	1.25%	0.11%	33%
B	14.91	(0.10)	0.21	0.11	—	(1.87)	(1.87)	13.15	1.37	1,417	2.28	2.09	(0.75)	33
C	14.84	(0.08)	0.20	0.12	—	(1.87)	(1.87)	13.09	1.45	41,149	1.97	1.97	(0.62)	33
I	16.85	0.07	0.25	0.32	(0.08)	(1.87)	(1.95)	15.22	2.57	29,987	0.92	0.92	0.42	33
R3	17.45	(0.03)	0.27	0.24	—	(1.87)	(1.87)	15.82	1.97	10,204	1.52	1.52	(0.19)	33
R4	17.61	0.02	0.27	0.29	(0.04)	(1.87)	(1.91)	15.99	2.26	11,711	1.21	1.21	0.15	33
R5	17.75	0.07	0.28	0.35	(0.08)	(1.87)	(1.95)	16.15	2.62	7,564	0.92	0.92	0.44	33
Y	17.78	0.09	0.28	0.37	(0.09)	(1.87)	(1.96)	16.19	2.73	158,691	0.81	0.81	0.54	33

For the Year Ended October 31, 2014
A	$16.44	$0.03	$1.81	$1.84	$—	$(1.55)	$(1.55)	$16.73	12.32%	$222,876	1.27%	1.27%	0.19%	43%
B	14.93	(0.09)	1.62	1.53	—	(1.55)	(1.55)	14.91	11.41	2,156	2.28	2.10	(0.63)	43
C	14.85	(0.08)	1.62	1.54	—	(1.55)	(1.55)	14.84	11.56	41,382	1.99	1.99	(0.53)	43
I	16.49	0.09	1.82	1.91	—	(1.55)	(1.55)	16.85	12.75	37,414	0.92	0.92	0.53	43
R3	17.12	(0.01)	1.89	1.88	—	(1.55)	(1.55)	17.45	12.05	10,187	1.53	1.53	(0.08)	43
R4	17.21	0.04	1.91	1.95	—	(1.55)	(1.55)	17.61	12.42	9,476	1.22	1.22	0.22	43
R5	17.29	0.09	1.92	2.01	—	(1.55)	(1.55)	17.75	12.73	2,851	0.93	0.93	0.52	43
Y	17.31	0.11	1.91	2.02	—	(1.55)	(1.55)	17.78	12.79	166,729	0.82	0.82	0.63	43

For the Year Ended October 31, 2013
A	$12.58	$0.02	$3.97	$3.99	$(0.13)	$—	$(0.13)	$16.44	32.01%	$207,552	1.31%	1.31%	0.11%	59%
B	11.40	(0.09)	3.62	3.53	—	—	—	14.93	30.96	2,819	2.33	2.10	(0.68)	59
C	11.38	(0.08)	3.60	3.52	(0.05)	—	(0.05)	14.85	31.07	38,067	2.01	2.01	(0.60)	59
I	12.62	0.06	3.99	4.05	(0.18)	—	(0.18)	16.49	32.49	18,791	0.96	0.96	0.43	59
R3	13.12	(0.02)	4.15	4.13	(0.13)	—	(0.13)	17.12	31.68	5,089	1.53	1.53	(0.12)	59
R4	13.17	0.03	4.16	4.19	(0.15)	—	(0.15)	17.21	32.11	4,903	1.22	1.22	0.18	59
R5	13.23	0.06	4.19	4.25	(0.19)	—	(0.19)	17.29	32.46	1,309	0.93	0.93	0.38	59
Y	13.24	0.09	4.18	4.27	(0.20)	—	(0.20)	17.31	32.64	150,335	0.82	0.82	0.60	59

For the Year Ended October 31, 2012
A	$10.75	$0.08	$1.80	$1.88	$(0.05)	$—	$(0.05)	$12.58	17.55%	$159,104	1.38%	1.35%	0.67%	59%
B	9.77	(0.02)	1.65	1.63	—	—	—	11.40	16.88	2,813	2.38	2.10	(0.21)	59
C	9.74	—	1.64	1.64	—	—	—	11.38	16.84	28,522	2.06	2.06	(0.05)	59
I	10.79	0.12	1.81	1.93	(0.10)	—	(0.10)	12.62	18.02	5,296	1.00	1.00	1.06	59
R3	11.23	0.06	1.88	1.94	(0.05)	—	(0.05)	13.12	17.41	3,514	1.55	1.55	0.50	59
R4	11.28	0.10	1.88	1.98	(0.09)	—	(0.09)	13.17	17.70	2,735	1.25	1.25	0.79	59
R5	11.31	0.14	1.88	2.02	(0.10)	—	(0.10)	13.23	18.07	311	0.96	0.95	1.14	59
Y	11.31	0.15	1.89	2.04	(0.11)	—	(0.11)	13.24	18.22	136,388	0.84	0.84	1.24	59

For the Year Ended October 31, 2011
A	$10.69	$0.01	$0.05	$0.06	$—	$—	$—	$10.75	0.56%	$147,222	1.38%	1.35%	0.05%	54%
B	9.79	(0.07)	0.05	(0.02)	—	—	—	9.77	(0.20)	8,100	2.32	2.10	(0.69)	54
C	9.77	(0.07)	0.04	(0.03)	—	—	—	9.74	(0.31)	28,939	2.09	2.09	(0.70)	54
I	10.72	0.04	0.05	0.09	(0.02)	—	(0.02)	10.79	0.81	3,459	1.04	1.04	0.34	54
R3	11.20	(0.03)	0.06	0.03	—	—	—	11.23	0.27	1,584	1.60	1.55	(0.23)	54
R4	11.21	(0.01)	0.08	0.07	—	—	—	11.28	0.62	1,523	1.29	1.25	(0.05)	54
R5	11.22	0.05	0.06	0.11	(0.02)	—	(0.02)	11.31	0.96	136	0.99	0.95	0.43	54
Y	11.22	0.06	0.06	0.12	(0.03)	—	(0.03)	11.31	1.01	109,944	0.88	0.88	0.51	54

The accompanying notes are an integral part of these financial statements.

128

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Small Cap Core Fund
For the Year Ended October 31, 2015
A	$13.89	$0.11	$(0.28)	$(0.17)	$(0.08)	$(1.29)	$(1.37)	$12.35	(1.17)%		$51,249	1.40%	1.29%	0.85%		112%
B	13.12	0.01	(0.26)	(0.25)	—	(1.29)	(1.29)	11.58	(1.92)		1,792	2.28	2.05	0.12		112
C	12.96	0.01	(0.25)	(0.24)	—	(1.29)	(1.29)	11.43	(1.86)		12,905	2.14	2.04	0.10		112
I(8)	13.40	0.08	(1.10)	(1.02)	—	—	—	12.38	(7.61	)(5)	2,429	1.12 (6)	0.99 (6)	1.01	(6)	112
R3	14.21	0.09	(0.28)	(0.19)	(0.06)	(1.29)	(1.35)	12.67	(1.29)		830	1.70	1.50	0.64		112
R4	14.26	0.13	(0.27)	(0.14)	(0.11)	(1.29)	(1.40)	12.72	(0.97)		608	1.37	1.20	0.94		112
R5	14.32	0.17	(0.29)	(0.12)	(0.13)	(1.29)	(1.42)	12.78	(0.75)		218	1.06	0.90	1.23		112
Y	14.31	0.16	(0.27)	(0.11)	(0.14)	(1.29)	(1.43)	12.77	(0.71)		1,312	0.96	0.85	1.23		112

For the Year Ended October 31, 2014
A	$14.77	$0.10	$1.11	$1.21	$(0.14)	$(1.95)	$(2.09)	$13.89	9.22%		$54,722	1.41%	1.30%	0.75%		116%
B	14.06	—	1.05	1.05	(0.04)	(1.95)	(1.99)	13.12	8.39		3,119	2.32	2.05	0.01		116
C	13.94	—	1.03	1.03	(0.06)	(1.95)	(2.01)	12.96	8.39		13,603	2.16	2.05	—		116
R3	15.10	0.07	1.14	1.21	(0.15)	(1.95)	(2.10)	14.21	8.99		587	1.70	1.50	0.53		116
R4	15.10	0.11	1.14	1.25	(0.14)	(1.95)	(2.09)	14.26	9.31		516	1.37	1.20	0.81		116
R5	15.16	0.16	1.14	1.30	(0.19)	(1.95)	(2.14)	14.32	9.62		204	1.05	0.90	1.14		116
Y	15.14	0.17	1.14	1.31	(0.19)	(1.95)	(2.14)	14.31	9.75		247	0.96	0.85	1.20		116

For the Year Ended October 31, 2013
A	$11.21	$0.19	$3.50	$3.69	$(0.13)	$—	$(0.13)	$14.77	33.23%		$51,393	1.43%	1.30%	1.48%		140%
B	10.68	0.09	3.34	3.43	(0.05)	—	(0.05)	14.06	32.21		4,337	2.35	2.05	0.77		140
C	10.60	0.09	3.30	3.39	(0.05)	—	(0.05)	13.94	32.12		12,315	2.18	2.05	0.73		140
R3	11.47	0.14	3.61	3.75	(0.12)	—	(0.12)	15.10	32.93		598	1.68	1.50	1.05		140
R4	11.48	0.23	3.55	3.78	(0.16)	—	(0.16)	15.10	33.25		172	1.34	1.20	1.75		140
R5	11.51	0.25	3.58	3.83	(0.18)	—	(0.18)	15.16	33.71		169	1.04	0.90	1.87		140
Y	11.51	0.29	3.53	3.82	(0.19)	—	(0.19)	15.14	33.59		224	0.93	0.85	2.33		140

For the Year Ended October 31, 2012(7)
A	$10.10	$0.08	$1.03	$1.11	$—	$—	$—	$11.21	10.99%		$41,266	1.44%	1.30%	0.69%		121%
B	9.69	(0.01)	1.00	0.99	—	—	—	10.68	10.22		4,391	2.38	2.05	(0.06)		121
C	9.62	(0.01)	0.99	0.98	—	—	—	10.60	10.19		9,624	2.21	2.05	(0.06)		121
R3	10.35	0.05	1.07	1.12	—	—	—	11.47	10.82		144	1.65	1.50	0.52		121
R4	10.36	0.09	1.06	1.15	(0.03)	—	(0.03)	11.48	11.11		262	1.35	1.20	0.90		121
R5	10.36	0.12	1.07	1.19	(0.04)	—	(0.04)	11.51	11.48		127	1.03	0.90	1.11		121
Y	10.36	0.23	0.96	1.19	(0.04)	—	(0.04)	11.51	11.49		20,243	0.90	0.85	1.01		121

For the Year Ended October 31, 2011
A	$9.37	$0.03	$0.73	$0.76	$(0.03)	$—	$(0.03)	$10.10	8.09%		$44,655	1.36%	1.30%	0.27%		202%
B	9.04	(0.05)	0.70	0.65	—	—	—	9.69	7.19		4,821	2.31	2.05	(0.47)		202
C	8.97	(0.05)	0.70	0.65	—	—	—	9.62	7.25		9,702	2.13	2.05	(0.48)		202
R3(12)	9.13	—	1.22	1.22	—	—	—	10.35	13.36	(5)	113	1.61 (6)	1.50 (6)	(0.40	)(6)	202
R4(12)	9.13	—	1.23	1.23	—	—	—	10.36	13.47	(5)	113	1.31 (6)	1.20 (6)	(0.12	)(6)	202
R5(12)	9.13	—	1.23	1.23		—	—	10.36	13.47	(5)	114	1.01 (6)	0.90 (6)	0.17	(6)	202
Y	9.60	0.07	0.76	0.83	(0.07)	—	(0.07)	10.36	8.61		88,130	0.87	0.85	0.68		202

The accompanying notes are an integral part of these financial statements.

129

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Company Fund
For the Year Ended October 31, 2015
A	$24.83	$(0.17)	$(1.21)	$(1.38)	$—	$(4.09)	$(4.09)	$19.36	(6.22)%		$327,509	1.34%	1.34%	(0.77)%		96%
B	20.40	(0.27)	(0.96)	(1.23)	—	(4.09)	(4.09)	15.08	(6.98)		2,531	2.30	2.13	(1.56)		96
C	20.36	(0.25)	(0.96)	(1.21)	—	(4.09)	(4.09)	15.06	(6.87)		35,455	2.04	2.04	(1.47)		96
I	25.51	(0.12)	(1.26)	(1.38)	—	(4.09)	(4.09)	20.04	(6.03)		69,569	1.11	1.11	(0.55)		96
R3	26.39	(0.23)	(1.30)	(1.53)	—	(4.09)	(4.09)	20.77	(6.46)		35,865	1.54	1.54	(0.98)		96
R4	27.21	(0.17)	(1.34)	(1.51)	—	(4.09)	(4.09)	21.61	(6.15)		41,922	1.24	1.24	(0.68)		96
R5	27.95	(0.09)	(1.40)	(1.49)	—	(4.09)	(4.09)	22.37	(5.88)		30,053	0.97	0.95	(0.35)		96
R6(4)	28.20	(0.08)	(1.34)	(1.42)	—	(4.09)	(4.09)	22.69	(5.56	)(5)	9	0.91 (6)	0.90 (6)	(0.32	)(6)	96
Y	28.27	(0.07)	(1.42)	(1.49)	—	(4.09)	(4.09)	22.69	(5.80)		279,594	0.85	0.85	(0.28)		96

For the Year Ended October 31, 2014
A	$24.58	$(0.24)	$3.26	$3.02	$—	$(2.77)	$(2.77)	$24.83	13.49%		$355,056	1.34%	1.34%	(1.01)%		92%
B	20.82	(0.36)	2.71	2.35	—	(2.77)	(2.77)	20.40	12.61		4,730	2.29	2.15	(1.80)		92
C	20.77	(0.34)	2.70	2.36	—	(2.77)	(2.77)	20.36	12.70		38,351	2.05	2.05	(1.71)		92
I	25.12	(0.19)	3.35	3.16	—	(2.77)	(2.77)	25.51	13.78		60,425	1.10	1.10	(0.77)		92
R3	26.00	(0.31)	3.47	3.16	—	(2.77)	(2.77)	26.39	13.27		60,124	1.55	1.55	(1.21)		92
R4	26.65	(0.24)	3.57	3.33	—	(2.77)	(2.77)	27.21	13.62		66,353	1.25	1.25	(0.91)		92
R5	27.23	(0.16)	3.65	3.49	—	(2.77)	(2.77)	27.95	13.95		7,585	0.97	0.95	(0.61)		92
Y	27.48	(0.14)	3.70	3.56	—	(2.77)	(2.77)	28.27	14.08		337,933	0.85	0.85	(0.51)		92

For the Year Ended October 31, 2013
A	$19.52	$(0.16)	$6.56	$6.40	$—	$(1.34)	$(1.34)	$24.58	35.44%		$320,630	1.39%	1.39%	(0.73)%		106%
B	16.87	(0.27)	5.56	5.29	—	(1.34)	(1.34)	20.82	34.34		6,062	2.35	2.15	(1.47)		106
C	16.82	(0.26)	5.55	5.29	—	(1.34)	(1.34)	20.77	34.45		38,428	2.09	2.09	(1.43)		106
I	19.87	(0.11)	6.70	6.59	—	(1.34)	(1.34)	25.12	35.79		38,749	1.14	1.14	(0.52)		106
R3	20.61	(0.20)	6.93	6.73	—	(1.34)	(1.34)	26.00	35.15		57,652	1.56	1.55	(0.88)		106
R4	21.03	(0.14)	7.10	6.96	—	(1.34)	(1.34)	26.65	35.56		67,467	1.26	1.25	(0.59)		106
R5	21.39	(0.06)	7.24	7.18	—	(1.34)	(1.34)	27.23	36.02		8,321	0.99	0.95	(0.25)		106
Y	21.56	(0.05)	7.31	7.26	—	(1.34)	(1.34)	27.48	36.12		320,003	0.86	0.86	(0.20)		106

For the Year Ended October 31, 2012
A	$19.23	$(0.18)	$1.46	$1.28	$—	$(0.99)	$(0.99)	$19.52	7.44%		$268,501	1.41%	1.40%	(0.85)%		124%
B	16.88	(0.35)	1.33	0.98	—	(0.99)	(0.99)	16.87	6.65		5,972	2.37	2.15	(1.60)		124
C	16.83	(0.29)	1.27	0.98	—	(0.99)	(0.99)	16.82	6.67		32,182	2.12	2.12	(1.57)		124
I	19.51	(0.11)	1.46	1.35	—	(0.99)	(0.99)	19.87	7.70		24,366	1.14	1.14	(0.58)		124
R3	20.27	(0.20)	1.53	1.33	—	(0.99)	(0.99)	20.61	7.30		48,148	1.58	1.55	(0.99)		124
R4	20.60	(0.13)	1.55	1.42	—	(0.99)	(0.99)	21.03	7.63		56,217	1.27	1.25	(0.68)		124
R5	20.88	(0.11)	1.61	1.50	—	(0.99)	(0.99)	21.39	7.93		8,859	1.00	0.95	(0.41)		124
Y	21.02	(0.06)	1.59	1.53	—	(0.99)	(0.99)	21.56	8.02		243,219	0.87	0.87	(0.30)		124

For the Year Ended October 31, 2011
A	$17.48	$(0.15)	$1.90	$1.75	$—	$—	$—	$19.23	10.01%		$296,062	1.37%	1.37%	(0.77)%		111%
B	15.46	(0.27)	1.69	1.42	—	—	—	16.88	9.18		9,192	2.30	2.15	(1.55)		111
C	15.41	(0.26)	1.68	1.42	—	—	—	16.83	9.21		36,465	2.10	2.10	(1.50)		111
I	17.68	(0.10)	1.93	1.83	—	—	—	19.51	10.35		19,056	1.08	1.08	(0.49)		111
R3	18.45	(0.20)	2.02	1.82	—	—	—	20.27	9.86		46,392	1.57	1.55	(0.96)		111
R4	18.70	(0.14)	2.04	1.90	—	—	—	20.60	10.16		51,387	1.26	1.25	(0.66)		111
R5	18.90	(0.08)	2.06	1.98	—	—	—	20.88	10.48		9,867	0.99	0.95	(0.35)		111
Y	19.01	(0.06)	2.07	2.01	—	—	—	21.02	10.57		235,036	0.86	0.86	(0.26)		111

The accompanying notes are an integral part of these financial statements.

130

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford SmallCap Growth Fund
For the Year Ended October 31, 2015
A	$48.63	$(0.20)	$2.25	$2.05	$—	$(2.12)	$(2.12)	$48.56	4.37%	$243,999	1.21%	1.21%	(0.40)%		70%
B	40.12	(0.48)	1.83	1.35	—	(2.12)	(2.12)	39.35	3.54	1,500	2.20	2.03	(1.18)		70
C	39.77	(0.45)	1.83	1.38	—	(2.12)	(2.12)	39.03	3.62	49,549	1.91	1.91	(1.11)		70
I	49.55	(0.06)	2.31	2.25	—	(2.12)	(2.12)	49.68	4.70	209,184	0.92	0.92	(0.13)		70
R3	48.74	(0.36)	2.28	1.92	—	(2.12)	(2.12)	48.54	4.10	16,184	1.48	1.48	(0.70)		70
R4	49.86	(0.20)	2.33	2.13	—	(2.12)	(2.12)	49.87	4.44	74,037	1.17	1.17	(0.38)		70
R5	51.13	(0.05)	2.39	2.34	—	(2.12)	(2.12)	51.35	4.74	115,719	0.87	0.87	(0.10)		70
R6(4)	51.80	(0.02)	2.07	2.05	—	(2.12)	(2.12)	51.73	4.13 (5)	14	0.87 (6)	0.87 (6)	(0.05	)(6)	70
Y	51.49	0.01	2.40	2.41	—	(2.12)	(2.12)	51.78	4.84	314,145	0.77	0.77	0.02		70

For the Year Ended October 31, 2014
A	$47.96	$(0.26)	$4.36	$4.10	$—	$(3.43)	$(3.43)	$48.63	9.02%	$239,697	1.28%	1.28%	(0.55)%		61%
B	40.45	(0.54)	3.64	3.10	—	(3.43)	(3.43)	40.12	8.16	2,695	2.26	2.11	(1.36)		61
C	40.08	(0.49)	3.61	3.12	—	(3.43)	(3.43)	39.77	8.30	44,184	1.97	1.97	(1.24)		61
I	48.67	(0.12)	4.43	4.31	—	(3.43)	(3.43)	49.55	9.34	114,450	0.97	0.97	(0.25)		61
R3	48.17	(0.38)	4.38	4.00	—	(3.43)	(3.43)	48.74	8.76	8,744	1.53	1.53	(0.81)		61
R4	49.06	(0.25)	4.48	4.23	—	(3.43)	(3.43)	49.86	9.09	47,028	1.22	1.22	(0.52)		61
R5	50.07	(0.11)	4.60	4.49	—	(3.43)	(3.43)	51.13	9.45	39,856	0.91	0.91	(0.22)		61
Y	50.36	(0.05)	4.61	4.56	—	(3.43)	(3.43)	51.49	9.54	213,384	0.81	0.81	(0.10)		61

For the Year Ended October 31, 2013
A	$34.72	$(0.15)	$13.39	$13.24	$—	$—	$—	$47.96	38.13%	$226,795	1.40%	1.40%	(0.37)%		90%
B	29.50	(0.36)	11.31	10.95	—	—	—	40.45	37.12	4,552	2.40	2.15	(1.05)		90
C	29.21	(0.40)	11.27	10.87	—	—	—	40.08	37.21	33,255	2.08	2.08	(1.13)		90
I	35.10	(0.05)	13.62	13.57	—	—	—	48.67	38.66	71,601	1.04	1.04	(0.13)		90
R3	34.93	(0.26)	13.50	13.24	—	—	—	48.17	37.90	8,280	1.59	1.59	(0.62)		90
R4	35.47	(0.19)	13.78	13.59	—	—	—	49.06	38.31	17,412	1.27	1.27	(0.44)		90
R5	36.10	(0.10)	14.07	13.97	—	—	—	50.07	38.70	3,579	0.97	0.97	(0.22)		90
Y	36.27	0.03	14.06	14.09	—	—	—	50.36	38.85	121,003	0.87	0.87	0.07		90

For the Year Ended October 31, 2012
A	$31.27	$(0.22)	$3.67	$3.45	$—	$—	$—	$34.72	11.03%	$154,415	1.48%	1.40%	(0.65)%		73%
B	26.77	(0.40)	3.13	2.73	—	—	—	29.50	10.20	4,747	2.44	2.15	(1.41)		73
C	26.51	(0.40)	3.10	2.70	—	—	—	29.21	10.18	13,343	2.17	2.15	(1.40)		73
I	31.52	(0.11)	3.69	3.58	—	—	—	35.10	11.36	20,730	1.11	1.11	(0.33)		73
R3	31.53	(0.27)	3.67	3.40	—	—	—	34.93	11.78	3,672	1.67	1.60	(0.80)		73
R4	31.91	(0.19)	3.75	3.56	—	—	—	35.47	11.16	4,053	1.32	1.30	(0.54)		73
R5	32.38	(0.08)	3.80	3.72	—	—	—	36.10	11.49	345	1.05	1.00	(0.24)		73
Y	32.51	(0.06)	3.82	3.76	—	—	—	36.27	11.57	41,745	0.89	0.89	(0.18)		73

For the Year Ended October 31, 2011
A(11)	$27.59	$(0.29)	$3.97	$3.68	$—	$—	$—	$31.27	13.34%	$154,303	1.48%	1.40%	(0.93)%		70%
B	23.80	(0.40)	3.37	2.97	—	—	—	26.77	12.48	7,018	2.39	2.15	(1.46)		70
C	23.57	(0.40)	3.34	2.94	—	—	—	26.51	12.47	12,285	2.18	2.15	(1.47)		70
I	27.73	(0.14)	3.93	3.79	—	—	—	31.52	13.67	9,312	1.10	1.10	(0.43)		70
R3	27.87	(0.30)	3.96	3.66	—	—	—	31.53	13.13	763	1.69	1.60	(0.93)		70
R4	28.13	(0.20)	3.98	3.78	—	—	—	31.91	13.44	3,059	1.30	1.30	(0.62)		70
R5	28.46	(0.11)	4.03	3.92	—	—	—	32.38	13.77	227	1.03	1.00	(0.33)		70
Y	28.54	(0.07)	4.04	3.97	—	—	—	32.51	13.91	134,508	0.89	0.89	(0.22)		70

The accompanying notes are an integral part of these financial statements.

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Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Value Opportunities Fund
For the Year Ended October 31, 2015
A	$20.45	$0.21	$(0.47)	$(0.26)	$(0.13)	$(1.40)	$(1.53)	$18.66	(1.20)%	$207,339	1.21%	1.21%	1.10%	55%
B	18.22	0.03	(0.40)	(0.37)	—	(1.40)	(1.40)	16.45	(1.94)	1,909	2.28	1.97	0.19	55
C	18.14	0.06	(0.42)	(0.36)	(0.04)	(1.40)	(1.44)	16.34	(1.90)	26,763	1.93	1.93	0.36	55
I	20.25	0.27	(0.45)	(0.18)	(0.20)	(1.40)	(1.60)	18.47	(0.78)	27,168	0.88	0.88	1.41	55
R3	20.62	0.15	(0.46)	(0.31)	(0.08)	(1.40)	(1.48)	18.83	(1.45)	3,657	1.52	1.49	0.79	55
R4	20.82	0.22	(0.47)	(0.25)	(0.14)	(1.40)	(1.54)	19.03	(1.11)	11,942	1.19	1.18	1.11	55
R5	20.95	0.28	(0.48)	(0.20)	(0.16)	(1.40)	(1.56)	19.19	(0.87)	2,487	0.90	0.88	1.41	55
Y	21.03	0.30	(0.49)	(0.19)	(0.20)	(1.40)	(1.60)	19.24	(0.77)	1,618	0.79	0.79	1.50	55

For the Year Ended October 31, 2014
A	$18.31	$0.17	$2.05	$2.22	$(0.08)	$—	$(0.08)	$20.45	12.18%	$237,539	1.25%	1.25%	0.87%	74	%(13)
B	16.36	0.03	1.83	1.86	—	—	—	18.22	11.37	3,928	2.27	1.97	0.19	74	(13)
C	16.29	0.02	1.83	1.85	—	—	—	18.14	11.36	31,729	1.95	1.95	0.12	74	(13)
I	18.12	0.23	2.03	2.26	(0.13)	—	(0.13)	20.25	12.56	44,306	0.87	0.87	1.17	74	(13)
R3	18.50	0.13	2.05	2.18	(0.06)	—	(0.06)	20.62	11.84	4,528	1.53	1.47	0.63	74	(13)
R4	18.64	0.18	2.09	2.27	(0.09)	—	(0.09)	20.82	12.24	13,626	1.21	1.17	0.91	74	(13)
R5	18.76	0.24	2.10	2.34	(0.15)	—	(0.15)	20.95	12.52	2,735	0.88	0.85	1.15	74	(13)
Y	18.82	0.21	2.16	2.37	(0.16)	—	(0.16)	21.03	12.64	1,841	0.83	0.83	1.07	74	(13)

For the Year Ended October 31, 2013
A	$14.02	$0.11	$4.40	$4.51	$(0.22)	$—	$(0.22)	$18.31	32.53%	$118,203	1.44%	1.35%	0.67%	81%
B	12.54	—	3.93	3.93	(0.11)	—	(0.11)	16.36	31.50	3,825	2.39	2.10	(0.03)	81
C	12.49	(0.01)	3.93	3.92	(0.12)	—	(0.12)	16.29	31.59	11,059	2.13	2.10	(0.07)	81
I	13.87	0.16	4.34	4.50	(0.25)	—	(0.25)	18.12	32.93	7,908	1.07	1.06	0.95	81
R3	14.16	0.08	4.45	4.53	(0.19)	—	(0.19)	18.50	32.31	1,480	1.68	1.55	0.49	81
R4	14.27	0.13	4.47	4.60	(0.23)	—	(0.23)	18.64	32.62	7,271	1.32	1.25	0.78	81
R5	14.36	0.18	4.50	4.68	(0.28)	—	(0.28)	18.76	33.06	1,909	1.02	0.95	1.08	81
Y	14.41	0.19	4.50	4.69	(0.28)	—	(0.28)	18.82	33.06	1,149	0.91	0.90	1.17	81

For the Year Ended October 31, 2012
A	$12.68	$0.19	$1.27	$1.46	$(0.12)	$—	$(0.12)	$14.02	11.60%	$86,261	1.50%	1.35%	1.44%	56%
B	11.33	0.08	1.15	1.23	(0.02)	—	(0.02)	12.54	10.85	4,388	2.44	2.10	0.65	56
C	11.31	0.08	1.13	1.21	(0.03)	—	(0.03)	12.49	10.74	8,880	2.17	2.10	0.67	56
I	12.57	0.22	1.25	1.47	(0.17)	—	(0.17)	13.87	11.87	3,995	1.11	1.09	1.70	56
R3	12.81	0.18	1.27	1.45	(0.10)	—	(0.10)	14.16	11.38	1,443	1.70	1.55	1.31	56
R4	12.90	0.21	1.30	1.51	(0.14)	—	(0.14)	14.27	11.81	6,015	1.33	1.25	1.55	56
R5	12.99	0.31	1.24	1.55	(0.18)	—	(0.18)	14.36	12.08	1,296	1.05	0.95	2.25	56
Y	13.05	0.24	1.30	1.54	(0.18)	—	(0.18)	14.41	12.00	1,076	0.92	0.90	1.77	56

For the Year Ended October 31, 2011(7)
A(11)	$12.15	$0.09	$0.45	$0.54	$(0.01)	$—	$(0.01)	$12.68	4.41%	$86,456	1.46%	1.35%	0.81%	70%
B	10.94	(0.02)	0.41	0.39	—	—	—	11.33	3.56	5,838	2.39	2.10	(0.10)	70
C	10.91	(0.01)	0.41	0.40	—	—	—	11.31	3.67	10,227	2.15	2.10	(0.09)	70
I	12.04	0.14	0.44	0.58	(0.05)	—	(0.05)	12.57	4.80	2,535	1.03	1.01	1.06	70
R3	12.30	0.07	0.44	0.51	—	—	—	12.81	4.15	934	1.68	1.55	0.45	70
R4	12.37	0.10	0.45	0.55	(0.02)	—	(0.02)	12.90	4.47	5,865	1.31	1.25	0.75	70
R5	12.45	0.13	0.47	0.60	(0.06)	—	(0.06)	12.99	4.81	221	1.05	0.95	1.04	70
Y	12.51	0.14	0.47	0.61	(0.07)	—	(0.07)	13.05	4.82	34,210	0.91	0.90	1.08	70

The accompanying notes are an integral part of these financial statements.

132

Domestic Equity Funds

Financial Highlights – (continued)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Commenced operations on November 7, 2014.
(5)	Not annualized.
(6)	Annualized.
(7)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(8)	Commenced operations on March 31, 2015.
(9)	During the year ended October 31, 2014, the Fund incurred $415.5 million in sales of securities held associated with the transition of assets from The Hartford Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.
(10)	During the year ended October 31, 2013, the Fund incurred $2.8 million in sales of securities held associated with the transition of assets from The Hartford Fundamental Growth Fund, which merged into the Fund on February 22, 2013. These sales are excluded from the portfolio turnover rate calculation.
(11)	Class L was merged into Class A on August 5, 2011.
(12)	Commenced operations on September 30, 2011.
(13)	During the year ended October 31, 2014, the Fund incurred $121.7 million in sales of securities held associated with the transition of assets from The Hartford Value Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.

The accompanying notes are an integral part of these financial statements.

133

Domestic Equity Funds

Notes to Financial Statements

October 31, 2015

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the “Companies” and each a “Company”) are each an open-end management investment company comprised of forty-four and four series, respectively, as of October 31, 2015. The financial statements for certain other series of the Companies are presented in separate reports. The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The series of each Company listed below (individually, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”)

Hartford Core Equity Fund (formerly, The Hartford Disciplined Equity Fund) (the “Core Equity Fund”)

The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”)

The Hartford Equity Income Fund (the “Equity Income Fund”)

The Hartford Healthcare Fund (the “Healthcare Fund”)

The Hartford MidCap Fund (the “MidCap Fund”)

The Hartford MidCap Value Fund (the “MidCap Value Fund”)

Hartford Small Cap Core Fund (formerly, The Hartford Small/Mid Cap Equity Fund) (the “Small Cap Core Fund”)

The Hartford Small Company Fund (the “Small Company Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”)

The Hartford SmallCap Growth Fund (the “SmallCap Growth Fund”)

The Hartford Value Opportunities Fund (the “Value Opportunities Fund”)

Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification “Topic 946,” Financial Services – Investment Companies.

Each Fund offers Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares. Effective November 7, 2014, Capital Appreciation Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, MidCap Fund, Small Company Fund and SmallCap Growth Fund offer Class R6 shares. Effective March 31, 2015, Core Equity Fund offers Class I and Class R6 shares and Small Cap Core Fund offers Class I shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from 5.00% to zero, depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of each Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in each Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in each Fund’s prospectus. For investors electing to reinvest gains and dividends, any such gains or dividends on Class B shares will continue to be reinvested in Class B shares of each Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in

134

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by each Fund’s portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, each Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the respective Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of each Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the respective Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign investments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that a Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the respective Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, a Fund may use fair valuation in regard to fixed income investments when a Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter (“OTC”) options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

135

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the respective Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include each Company’s Treasurer or designee and a Vice President of the investment manager or designee. A Vice President of each Company with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, each Company’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of each Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

136

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

Following is quantitative information about Level 3 fair value measurements:

Capital Appreciation Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input(1)	Input Value(s) Range (Weighted Average(2))	Fair Value at October 31, 2015
Common Stock
Model(3)	EV/Estimated 2016 Revenue(7)	3.57x to 7.36x	$2,040,390
Cost(3)	Recent Trade Price	$13.44	9,762,248
	Date	6/19/2015
Cost(3)	Recent Trade Price	$11.49	109,725
	Date	4/23/2015
Cost(3)	Recent Trade Price	SEK 962.88	466,082
	Date	8/7/2015
Cost(3)	Recent Trade Price	$45.76	494,607
	Date	8/3/2015
Cost(3)	Recent Trade Price	$29.60	4,541,235
	Date	6/22/2015
Preferred Stock
Cost(3)	Recent Trade Price	$249.87	10,583,894
	Date	8/31/2015
Cost(3)	Recent Trade Price	$61.67	5,310,693
	Date	12/17/2014
Cost(3)	Recent Trade Price	$83.78	844,050
	Date	6/24/2015
Cost(3)	Recent Trade Price	$5.84	755,013
	Date	3/3/2015
Cost(4)	Recent Trade Price	$6.52	20,436,916
	Date	8/11/2015
Cost(3)	Recent Trade Price	$49.02	548,220
	Date	7/31/2015
Cost(3)	Recent Trade Price	$45.76	12,609,945
	Date	8/3/2015
Cost(3)	Recent Trade Price	$11.49	245,002
	Date	4/23/2015
Cost(3)	Recent Trade Price	$20	2,125,980
	Date	8/25/2015
Cost(3)	Recent Trade Price	$35.90	14,770,587
	Date	3/16/2015
Cost(3)	Recent Trade Price	$3.30	729,701
	Date	7/29/2015
Cost(3)	Recent Trade Price	$19.01	577,241
	Date	9/2/2015
Cost(3)	Recent Trade Price	$15.78	16,491,855
	Date	9/25/2015
Cost(5)	Recent Trade Price	$35.67	71,378,653
	Date	8/6/2015
Cost(3)	Recent Trade Price	$29.60	40,303,526
	Date	6/22/2015
Cost(3)	Recent Trade Price	$3.80	1,049,323
	Date	1/15/2015
Model(3)	EV/Estimated 2015 Revenue	2.4x to 10.5x	641,083
Model(3)	EV/Estimated 2015 Revenue(8)	0.7x to 1.4x	1,134,149
Model(3)	EV/Estimated 2015 Revenue	6.32x to 10.49x	1,731,017

137

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

Security Type/Valuation Technique	Unobservable Input(1)	Input Value(s) Range (Weighted Average(2))	Fair Value at October 31, 2015
Model(3)	EV/Estimated 2016 Gross Profit	5.0x to 6.2x	$1,770,003
Model(3)	EV/Estimated 2016 Revenue	5.57x to 9.12x	897,339
Model(3)	EV/Estimated 2016 Revenue	0.13x to 3.66x	917,928
Model(3)	EV/Estimated 2017 EBITDA	4.63x to 10.48x	42,030,465
Model(3)	EV/Estimated 2017 Revenue	8.0x to 13.1x	785,063
Model(3)	EV/Estimated 2017 Revenue(6)	3.20x to 6.97x	364,838
Model(3)	EV/Estimated 2017 Revenue	1.9x to 3.8x	1,110,912
Model(3)	EV/Estimated 2017 Revenue	4.50x to 9.64x	14,962,405
Intrinsic Value	Amortized Discount	$13.43	6,697,404
Intrinsic Value	Amortized Discount	$17.63	19,626,763

Total			$308,844,252

(1)	Significant changes to any unobservable inputs may result in a significant change to the fair value.
(2)	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
(3)	Includes illiquidity discount of 10%.
(4)	Includes illiquidity discount of 15%.
(5)	Includes illiquidity discount of 20%.
(6)	The Option Pricing Method (“OPM”) is used to allocate enterprise value between multiple tiers of equity. Inputs for the OPM include:

Volatility - 35.0%
Term to Liquidity Event - 1.0 years
Risk-free rate - 0.3300%
Strike Price for Plan Options: $14.00

(7)	The OPM is used to allocate enterprise value between multiple tiers of equity. Inputs for the OPM include:

Volatility - 45.0%
Term to Liquidity Event - 1.0 years
Risk-free rate - 0.3300%
Strike Price for Common Options $1.35
Strike Price for Common Warrants: $1.28

(8)	The OPM is used to allocate enterprise value between multiple tiers of equity. Inputs for the OPM include:

Volatility - 40.0%
Term to Liquidity Event - 1.1 years
Risk-free rate - 0.7486%
Strike Price for Common Options $1.620

Growth Opportunities Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input(1)	Input Value(s) Range (Weighted Average(2))	Fair Value at October 31, 2015
Common Stock
Model(3)	EV/Estimated 2016 Revenue (6)	3.57x to 7.36x	$22,506,119
Cost(3)	Recent Trade Price	$11.49	1,273,449
	Date	4/23/2015
Cost(3)	Recent Trade Price	SEK 962.88	6,433,344
	Date	8/7/2015
Cost(3)	Recent Trade Price	$45.76	4,800,912
	Date	8/3/2015
Cost(3)	Recent Trade Price	$29.60	2,407,742
	Date	6/22/2015
Preferred Stock
Cost(3)	Recent Trade Price	$5.84	8,022,240
	Date	3/3/2015
Cost(4)	Recent Trade Price	$6.52	15,825,878
	Date	8/11/2015
Cost(3)	Recent Trade Price	$49.02	7,469,712
	Date	7/31/2015

138

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

Security Type/Valuation Technique	Unobservable Input(1)	Input Value(s) Range (Weighted Average(2))	Fair Value at October 31, 2015
Cost(3)	Recent Trade Price	$11.49	$2,843,604
	Date	4/23/2015
Cost(3)	Recent Trade Price	$20.00	10,983,150
	Date	8/25/2015
Cost(3)	Recent Trade Price	$35.90	9,116,018
	Date	3/16/2015
Cost(3)	Recent Trade Price	$3.30	7,232,863
	Date	7/29/2015
Cost(3)	Recent Trade Price	$19.01	8,050,383
	Date	9/2/2015
Cost(3)	Recent Trade Price	$45.76	11,202,142
	Date	8/3/2015
Cost(5)	Recent Trade Price	$35.67	82,477,052
	Date	8/6/2015
Cost(3)	Recent Trade Price	$29.60	21,368,821
	Date	6/22/2015
Cost(3)	Recent Trade Price	$3.80	10,924,282
	Date	1/15/2015
Model(3)	EV/Estimated 2015 Revenue	2.4x to 10.5x	6,133,628
Model(3)	EV/Estimated 2015 Revenue (7)	0.7x to 1.4x	12,573,354
Model(3)	EV/Estimated 2015 Revenue	6.32x to 10.49x	16,839,621
Model(3)	EV/Estimated 2016 Gross Profit	5.0x to 6.2x	17,493,945
Model(3)	EV/Estimated 2016 Revenue	5.57x to 9.12x	9,153,517
Model(3)	EV/Estimated 2016 Revenue	0.13x to 3.66x	9,183,383
Model(3)	EV/Estimated 2017 EBITDA	4.63x to 10.48x	22,798,039
Model(3)	EV/Estimated 2017 Revenue	8.0x to 13.1x	11,764,935
Model(3)	EV/Estimated 2017 Revenue	1.9x to 3.8x	12,606,192
Intrinsic Value	Amortized Discount	$17.63	10,538,700

Total			$362,023,023

(1)	Significant changes to any unobservable inputs may result in a significant change to the fair value.
(2)	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
(3)	Includes illiquidity discount of 10%.
(4)	Includes illiquidity discount of 15%.
(5)	Includes illiquidity discount of 20%.
(6)	The OPM is used to allocate enterprise value between multiple tiers of equity. Inputs for the OPM include:

Volatility - 45.0%
Term to Liquidity Event - 1.0 years
Risk-free rate - 0.3300%
Strike Price for Common Options $1.35
Strike Price for Common Warrants: $1.28

(7)	The OPM is used to allocate enterprise value between multiple tiers of equity. Inputs for the OPM include:

Volatility - 40.0%
Term to Liquidity Event - 1.1 years
Risk-free rate - 0.7486%
Strike Price for Common Options $1.620

139

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

Small Company Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input(1)	Input Value(s) Range (Weighted Average(2))	Fair Value at October 31, 2015
Common Stock
Model(3)	EV/LTM EBITDA	6.79x to 6.79x	$1,819,228
Cost(3)	Recent Trade Price (4)	$1.93	1,159,819
	Date	11/30/2015
Preferred Stock
Cost(3)	Recent Trade Price	$7.67	2,203,908
	Date	8/11/2015
Cost(3)	Recent Trade Price	$45.76	1,955,573
	Date	8/3/2015
Cost(3)	Recent Trade Price	$20.00	2,324,916
	Date	8/25/2015
Cost(3)	Recent Trade Price	$3.80	2,250,506
	Date	1/15/2015
Cost(3)	Recent Trade Price (4)	$4.50	3,625,443
	Date	11/30/2015
Model(3)	EV/Estimated 2017 Revenue	8.0x to 13.1x	3,220,833
Model(3)	EV/Estimated 2016 Revenue	5.57x to 9.12x	1,898,053
Model(3)	EV/Estimated 2017 Revenue	1.9x to 3.8x	3,076,679
Model(3)	EV/Estimated 2017 Revenue	1.6x to 4.1x	587,589
Model(3)	EV/Estimated 2017 EBITDA	4.63x to 10.48x	3,575,204
Model(3)	EV/Estimated 2015 Revenue	6.32x to 10.49x	2,915,501
Intrinsic Value	Amortized Discount		1,979,252

Total			$32,592,507

(1)	Significant changes to any unobservable inputs may result in a significant change to the fair value.
(2)	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
(3)	Includes illiquidity discount of 10%.
(4)	The Option Pricing Method (“OPM”) is used to allocate enterprise value between multiple tiers of equity. Inputs for the OPM include:

Volatility - 55.0%
Term to Liquidity Event - 0.7 years
Risk-free rate - 0.3300%
Strike Price for Common options: $0.2900

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities.

140

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – Each Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2015.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations.

141

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of October 31, 2015.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, a Fund seeks to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of October 31, 2015.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

142

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

See each Fund’s Schedule of Investments, if applicable, for outstanding purchased option contracts as of October 31, 2015. The Funds had no outstanding written option contracts as of October 31, 2015. There were no transactions involving written option contracts during the year ended October 31, 2015.

d)	Additional Derivative Instrument Information:

Capital Appreciation Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$2,664,090	$—	$—	$—	$—	$2,664,090

Total	$—	$2,664,090	$—	$—	$—	$—	$2,664,090

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$608,540	$—	$—	$—	$—	$608,540

Total	$—	$608,540	$—	$—	$—	$—	$608,540

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$54,360,094	$—	$—	$—	$—	$54,360,094

Total	$—	$54,360,094	$—	$—	$—	$—	$54,360,094

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(24,243,764)	$—	$—	$—	$—	$(24,243,764)

Total	$—	$(24,243,764)	$—	$—	$—	$—	$(24,243,764)

Core Equity Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$1,295	$—	$—	$1,295

Total	$—	$—	$—	$1,295	$—	$—	$1,295

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

143

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$—	$—	$—	$654,056	$—	$—	$654,056

Total	$—	$—	$—	$654,056	$—	$—	$654,056

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$—	$—	$—	$(212,896)	$—	$—	$(212,896)

Total	$—	$—	$—	$(212,896)	$—	$—	$(212,896)

Growth Opportunities Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$1,259	$—	$—	$—	$—	$1,259

Total	$—	$1,259	$—	$—	$—	$—	$1,259

Healthcare Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$1,232,431	$—	$—	$—	$—	$1,232,431

Total	$—	$1,232,431	$—	$—	$—	$—	$1,232,431

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(697,469)	$—	$—	$—	$—	$(697,469)

Total	$—	$(697,469)	$—	$—	$—	$—	$(697,469)

Small Company Fund

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$251	$—	$—	$—	$—	$251

Total	$—	$251	$—	$—	$—	$—	$251

144

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

Value Opportunities Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$113,143	$—	$—	$—	$—	$113,143

Total	$—	$113,143	$—	$—	$—	$—	$113,143

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$111,858	$—	$—	$—	$—	$111,858

Total	$—	$111,858	$—	$—	$—	$—	$111,858

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(241,728)	$—	$—	$—	$—	$(241,728)

Total	$—	$(241,728)	$—	$—	$—	$—	$(241,728)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(191,366)	$—	$—	$—	$—	$(191,366)

Total	$—	$(191,366)	$—	$—	$—	$—	$(191,366)

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

e)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements (“MNA”) allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement and net of the related collateral received/pledged by the Funds as of October 31, 2015:

Capital Appreciation Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$2,664,090	$(608,540)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,664,090	(608,540)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$2,664,090	$(608,540)

145

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

Capital Appreciation Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
HSBC Bank USA	$932,884	$(151,915)	$—	$—	$780,969
JP Morgan Chase & Co.	872,884	(39,656)	—	—	833,228
National Australia Bank Limited	858,322	(151,507)	—	—	706,815

Total	$2,664,090	$(343,078)	$—	$—	$2,321,012

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Goldman Sachs & Co.	$(256,286)	$—	$—	$—	$(256,286)
HSBC Bank USA	(151,915)	151,915	—	—	—
JP Morgan Chase & Co.	(39,656)	39,656	—	—	—
National Australia Bank Limited	(151,507)	151,507	—	—	—
State Street Global Markets LLC	(9,176)	—	—	—	(9,176)

Total	$(608,540)	$343,078	$—	$—	$(265,462)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Core Equity Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(1,295)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(1,295)

Derivatives not subject to a MNA	—	1,295

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Value Opportunities Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$113,143	$(111,858)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	113,143	(111,858)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$113,143	$(111,858)

Value Opportunities Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
HSBC Bank USA	$37,938	$—	$—	$—	$37,938
JP Morgan Chase & Co.	37,913	(15,221)	—	—	22,692
National Australia Bank Limited	37,292	—	—	—	37,292

Total	$113,143	$(15,221)	$—	$—	$97,922

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Goldman Sachs & Co.	$(96,637)	$—	$—	$—	$(96,637)
JP Morgan Chase & Co.	(15,221)	15,221	—	—	—

Total	$(111,858)	$15,221	$—	$—	$(96,637)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

146

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2015. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

147

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2015 and October 31, 2014 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Capital Appreciation Fund	$822,807,951	$2,237,888,021	$35,205,562	$489,231,763
Core Equity Fund	90,262	2,105,334	340,114	—
Dividend and Growth Fund	162,211,788	629,491,691	151,445,736	455,772,221
Equity Income Fund	80,701,672	92,612,789	70,154,139	94,333,683
Growth Opportunities Fund	160,915,364	503,348,303	—	103,085,097
Healthcare Fund	—	71,453,477	—	—
MidCap Fund	51,668,231	372,640,289	35,485,555	253,730,424
MidCap Value Fund	5,298,060	50,621,600	—	40,025,116
Small Cap Core Fund	754,527	6,438,937	4,287,299	5,680,938
Small Company Fund	31,750,362	113,672,421	33,923,886	58,522,150
SmallCap Growth Fund	1,285,472	31,630,787	11,810,397	23,986,305
Value Opportunities Fund	1,968,341	23,542,991	665,516	—

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(c).

As of October 31, 2015, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)		Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Capital Appreciation Fund	$175,300,783	$718,849,385	$—		$409,758,109	$1,303,908,277
Core Equity Fund	1,320,363	11,991,440	—		43,554,430	56,866,233
Dividend and Growth Fund	20,758,194	624,692,631	(13,936,043	)(1)	1,774,941,684	2,406,456,466
Equity Income Fund	3,572,091	260,569,988	—		575,483,640	839,625,719
Growth Opportunities Fund	92,910,300	345,871,828	—		459,107,476	897,889,604
Healthcare Fund	47,714,695	174,703,589	—		219,187,012	441,605,296
MidCap Fund	—	367,178,118	(15,051,876)		1,061,054,272	1,413,180,514
MidCap Value Fund	1,299,738	34,914,566	(918,909	)(1)	59,650,821	94,946,216
Small Cap Core Fund	420,545	4,166,440	(3,722,341	)(1)	883,560	1,748,204
Small Company Fund	—	101,539,117	(5,273,174)		(16,837,678)	79,428,265
SmallCap Growth Fund	3,409,071	77,008,434	—		49,094,348	129,511,853
Value Opportunities Fund	6,183,797	15,415,070	—		(15,254,901)	6,343,966

(1)	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as corporate actions, foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income,

148

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2015, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Capital Appreciation Fund	$(118,341)	$(4,393,523)	$4,511,864
Core Equity Fund	—	(2,722)	2,722
Dividend and Growth Fund	—	(96,568)	96,568
Equity Income Fund	—	(149,941)	149,941
Growth Opportunities Fund	975	1,391,018	(1,391,993)
Healthcare Fund	6,130	37,466,744	(37,472,874)
MidCap Fund	7,907	(91,358)	83,451
MidCap Value Fund	4	(77,353)	77,349
Small Cap Core Fund	—	(79,833)	79,833
Small Company Fund	(882,374)	432,048	450,326
SmallCap Growth Fund	—	2,273,174	(2,273,174)
Value Opportunities Fund	1,667	(197,240)	195,573

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2015 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration
Fund	2016	2017
Dividend and Growth Fund	$13,936,043	$—
MidCap Value Fund	918,909	—
Small Cap Core Fund	—	3,722,341

As a result of mergers involving the Dividend and Growth Fund, MidCap Value Fund, Small Cap Core Fund and Value Opportunities Fund, certain provisions in the IRC may limit the future utilization of capital losses. During the year ended October 31, 2015, the Dividend and Growth Fund, MidCap Value Fund, Small Cap Core Fund and Value Opportunities Fund utilized $19,010,716, $918,909, $1,861,170, $6,147,616, respectively, of prior year capital loss carryforwards.

As of October 31, 2015, the MidCap Fund and Small Company Fund elected to defer $15,051,876 and $5,273,174 of Late-Year Ordinary Losses.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2015, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

149

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of the relevant Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to each Fund in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2015; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion

Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion

Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion

Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

150

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

Fund	Management Fee Rates

Midcap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Small Cap Core Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

SmallCap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Value Opportunities Fund	0.7000% on first $500 million and;
0.6000% on next $500 million and;
0.5900% on next $1.5 billion and;
0.5850% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5750% on over $10 billion

Prior to February 28, 2015, the Core Equity Fund paid the following rates to HFMC for investment management services rendered:

Management Fee Rates
0.7500% on first $500 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

151

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Capital Appreciation Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Core Equity Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Dividend and Growth Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion
Equity Income Fund	0.012% on first $5 billion and;
0.010% over $5 billion
Growth Opportunities Fund	0.012% on first $5 billion and;
0.010% over $5 billion
Healthcare Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion
Midcap Fund	0.012% on first $5 billion and;
0.010% over $5 billion
MidCap Value Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion
Small Cap Core Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion
Small Company Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion
SmallCap Growth Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion
Value Opportunities Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)

Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of October 31, 2015, HFMC contractually limited the total

152

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

operating expenses of each Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 29, 2016 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Capital Appreciation Fund	1.29%	NA	NA	1.04%	1.40%	1.10%	0.80%	0.75%	NA
Core Equity Fund	0.79%	1.54%	1.54%	0.54%	1.09%	0.79%	0.49%	0.45%	0.49%
Dividend and Growth Fund	1.25%	NA	NA	1.00%	1.35%	1.05%	0.75%	0.70%	NA
Equity Income Fund	1.25%	2.00%*	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%	0.85%
Growth Opportunities Fund	1.36%	2.11%	2.11%	1.11%	1.45%	1.15%	0.85%	0.85%	0.85%
Healthcare Fund	1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	NA	1.00%
MidCap Fund	1.37%	NA	NA	1.12%	1.50%	1.20%	0.90%	0.85%	NA
MidCap Value Fund	1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	NA	0.90%
Small Cap Core Fund	1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	NA	0.85%
Small Company Fund	1.40%	2.15%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.90%
SmallCap Growth Fund	1.40%	2.15%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%	0.95%
Value Opportunities Fund	1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	NA	0.90%

*	The reduction in amounts charged in connection with the Equity Income Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect July 1, 2013, in order to comply with applicable FINRA rules, caused the effective limit on net operating expenses attributable to the Equity Income Fund’s Class B shares to be 1.25%.

From November 1, 2014 through February 28, 2015, HFMC contractually limited the total operating expenses of the following funds, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Core Equity Fund	1.35%	2.10%	2.10%	NA	1.50%	1.20%	0.90%	NA	0.85%
Growth Opportunities Fund	1.19%	2.05%	2.05%	0.92%	1.45%	1.15%	0.85%	0.85%	0.85%
Value Opportunities Fund	1.22%	1.92%	1.92%	1.00%	1.45%	1.15%	0.85%	NA	0.80%

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2015, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Capital Appreciation Fund	1.09%	1.96%	1.81%	0.77%	1.40%	1.09%	0.79%	0.75%	0.69%
Core Equity Fund	0.91%	1.73%	1.62%	0.49%	1.16%	0.82%	0.49%	0.45%	0.50%
Dividend and Growth Fund	1.02%	1.92%	1.76%	0.81%	1.35%	1.04%	0.74%	0.70%	0.64%
Equity Income Fund	1.02%	1.16%	1.76%	0.76%	1.36%	1.06%	0.76%	0.69%	0.66%
Growth Opportunities Fund	1.11%	2.03%	1.86%	0.89%	1.45%	1.14%	0.84%	0.82%	0.75%
Healthcare Fund	1.28%	2.15%	2.02%	1.01%	1.60%	1.30%	1.01%	—	0.90%
MidCap Fund	1.14%	2.03%	1.88%	0.87%	1.46%	1.16%	0.86%	0.77%	0.76%
MidCap Value Fund	1.25%	2.09%	1.97%	0.92%	1.52%	1.21%	0.92%	—	0.81%
Small Cap Core Fund	1.29%	2.05%	2.04%	0.99%	1.50%	1.20%	0.90%	—	0.85%
Small Company Fund	1.33%	2.13%	2.03%	1.11%	1.54%	1.24%	0.94%	0.90%	0.84%
SmallCap Growth Fund	1.21%	2.03%	1.91%	0.92%	1.48%	1.17%	0.87%	0.87%	0.76%
Value Opportunities Fund	1.21%	1.97%	1.93%	0.88%	1.49%	1.18%	0.88%	—	0.79%

153

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2015, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$5,811,025	$68,899
Core Equity Fund	1,109,491	10,780
Dividend and Growth Fund	7,080,042	43,917
Equity Income Fund	4,941,107	102,000
Growth Opportunities Fund	5,347,039	37,144
Healthcare Fund	10,412,659	36,027
MidCap Fund	4,948,591	49,855
MidCap Value Fund	668,497	5,487
Small Company Fund	959,560	3,278
Small Cap Core Fund	103,814	889
SmallCap Growth Fund	252,378	12,184
Value Opportunities Fund	348,193	50,366

The Board of Directors of each Company has approved the adoption of a separate distribution plan pursuant to Rule 12b-1 under the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Effective June 30, 2012, there was a reduction in the amount charged in connection with the Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with applicable FINRA rules, although it is possible that such fees may be charged in the future. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 Fees are accrued daily and paid monthly or at other such intervals as the Company’s Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2015, a portion of each Company’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

154

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Notes to Financial Statements – (continued)

October 31, 2015

Administrative services fees are paid for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

Fund	CCO Compensation Paid by Fund
The Hartford Capital Appreciation Fund	$24,068
Hartford Core Equity Fund	606
The Hartford Dividend and Growth Fund	16,935
The Hartford Equity Income Fund	7,972
The Hartford Growth Opportunities Fund	9,293
The Hartford Healthcare Fund	2,934
The Hartford MidCap Fund	10,088
The Hartford Midcap Value Fund	1,067
Hartford Small Cap Core Fund	160
The Hartford Small Cap Growth Fund	2,122
The Hartford Small Company Fund	2,016
The Hartford Value Opportunities Fund	666

8.	Affiliate Holdings:

As of October 31, 2015, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of Class:

Fund	Class A	Class B	Class C	Class I		Class R3	Class R4	Class R5	Class R6	Class Y
Capital Appreciation Fund	—	—	—	—		—	—	—	100%	—
Core Equity Fund	—	—	—	—	%*	—	1%	1%	2%	—
Dividend and Growth Fund	—	—	—	—		—	—	—	100%	—
Equity Income Fund	—	—	—	—		—	—	—	— %*	—
Growth Opportunities Fund	—	—	—	—		—	— %*	—	100%	—
Healthcare Fund	—	—	—	—		—	—	—	—	—
MidCap Fund	—	—	—	—		—	—	—	1%	—
MidCap Value Fund	—	—	—	—		—	—	—	—	—
Small Cap Core Fund	—	—	—	4%		—	30%	84%	—	19%
Small Company Fund	—	—	—	—		—	—	—	100%	—
SmallCap Growth Fund	—	—	—	—		—	—	—	90%	—
Value Opportunities Fund	—	—	—	—		—	—	6%	—	14%

Percentage of Fund:

Fund	Class A	Class B	Class C	Class I		Class R3	Class R4		Class R5		Class R6		Class Y
Capital Appreciation Fund	—	—	—	—		—	—		—		—	%*	—
Core Equity Fund	—	—	—	—	%*	—	—	%*	—	%*	—	%*	—
Dividend and Growth Fund	—	—	—	—		—	—		—		—	%*	—
Equity Income Fund	—	—	—	—		—	—		—		—	%*	—
Growth Opportunities Fund	—	—	—	—		—	—	%*	—		—	%*	—
Healthcare Fund	—	—	—	—		—	—		—		—		—
MidCap Fund	—	—	—	—		—	—		—		—	%*	—
MidCap Value Fund	—	—	—	—		—	—		—		—		—
Small Cap Core Fund	—	—	—	—	%*	—	—	%*	—	%*	—		—	%*
Small Company Fund	—	—	—	—		—	—		—		—	%*	—
SmallCap Growth Fund	—	—	—	—		—	—		—		—	%*	—
Value Opportunities Fund	—	—	—	—		—	—		—	%*	—		—	%*

*	Percentage rounds to zero.

155

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Notes to Financial Statements – (continued)

October 31, 2015

As of October 31, 2015, the Funds shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Funds	Class Y
Capital Appreciation Fund	6%
Dividend and Growth Fund	10%
MidCap Fund	1%
MidCap Value Fund	15%
Small Company Fund	8%

9.	Investment Transactions:

For the year ended October 31, 2015, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Capital Appreciation Fund	$8,719,786,658	$10,104,617,246
Core Equity Fund	$424,023,216	$85,213,978
Dividend and Growth Fund	$1,762,427,347	$2,169,758,585
Equity Income Fund	$722,417,577	$1,020,970,059
Growth Opportunities Fund	$4,807,859,884	$3,967,322,767
Healthcare Fund	$979,693,491	$511,692,930
MidCap Fund	$1,744,435,770	$1,374,778,291
MidCap Value Fund	$161,560,603	$175,167,056
Small Cap Core Fund	$81,573,850	$81,799,997
Small Company Fund	$871,981,620	$946,176,412
SmallCap Growth Fund	$965,033,873	$676,498,146
Value Opportunities Fund	$170,972,837	$216,469,175

Fund	Cost of Purchases U.S. Government Obligations	Sales Proceeds U.S. Government Obligations
Capital Appreciation Fund	$—	$—
Core Equity Fund	$—	$—
Dividend and Growth Fund	$—	$—
Equity Income Fund	$—	$—
Growth Opportunities Fund	$—	$—
Healthcare Fund	$—	$—
MidCap Fund	$—	$—
MidCap Value Fund	$—	$—
Small Cap Core Fund	$—	$—
Small Company Fund	$—	$—
SmallCap Growth Fund	$—	$—
Value Opportunities Fund	$—	$—

156

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

Fund	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$8,719,786,658	$10,104,617,246
Core Equity Fund	$424,023,216	$85,213,978
Dividend and Growth Fund	$1,762,427,347	$2,169,758,585
Equity Income Fund	$722,417,577	$1,020,970,059
Growth Opportunities Fund	$4,807,859,884	$3,967,322,767
Healthcare Fund	$979,693,491	$511,692,930
MidCap Fund	$1,744,435,770	$1,374,778,291
MidCap Value Fund	$161,560,603	$175,167,056
Small Cap Core Fund	$81,573,850	$81,799,997
Small Company Fund	$871,981,620	$946,176,412
SmallCap Growth Fund	$965,033,873	$676,498,146
Value Opportunities Fund	$170,972,837	$216,469,175

For the year ended October 31, 2015, MidCap Fund engaged in security transactions with the Hartford MidCap HLS Fund. These amounted to $75,098,511 in sales of investments, which are excluded from the above.

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2015, and the year ended October 31, 2014:

Capital Appreciation Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	8,604,580	$333,653,424	8,625,883	$407,298,740
Shares Issued for Reinvested Dividends	39,450,036	1,435,297,361	5,419,060	244,199,527
Shares Redeemed	(22,660,299)	(879,292,583)	(23,671,036)	(1,128,909,609)
Shares converted (from) Class B into Class A	433,572	16,942,456	476,968	22,595,607

Net Increase (Decrease)	25,827,889	906,600,658	(9,149,125)	(454,815,735)

Class B
Shares Sold	125,482	$3,791,355	67,480	$2,714,689
Shares Issued for Reinvested Dividends	2,401,841	71,262,614	411,879	16,080,318
Shares Redeemed	(3,206,554)	(102,590,050)	(3,644,805)	(127,305,402)
Shares converted (from) Class B into Class A	(529,367)	(16,942,456)	— (2)	(22,595,607)

Net Increase (Decrease)	(1,208,598)	(44,478,537)	(3,165,446)	(131,106,002)

Class C
Shares Sold	4,522,335	$142,113,524	2,904,865	$119,458,040
Shares Issued for Reinvested Dividends	16,774,281	504,738,612	1,984,107	78,117,581
Shares Redeemed	(10,307,386)	(331,578,059)	(6,659,166)	(276,322,772)

Net Increase (Decrease)	10,989,230	315,274,077	(1,770,194)	(78,747,151)

Class I
Shares Sold	7,935,326	$303,122,755	10,755,217	$517,315,617
Shares Issued for Reinvested Dividends	8,069,183	295,017,658	942,914	42,645,036
Shares Redeemed	(14,932,080)	(596,756,548)	(11,342,911)	(538,919,836)

Net Increase (Decrease)	1,072,429	1,383,865	355,220	21,040,817

Class R3
Shares Sold	353,499	$14,827,069	330,192	$16,496,943
Shares Issued for Reinvested Dividends	817,356	31,974,965	105,440	5,009,680
Shares Redeemed	(764,095)	(32,095,766)	(590,090)	(29,498,175)

Net Increase (Decrease)	406,760	14,706,268	(154,458)	(7,991,552)

157

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Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	808,025	$34,196,038	845,553	$43,086,686
Shares Issued for Reinvested Dividends	1,055,199	42,295,276	144,022	6,980,690
Shares Redeemed	(1,194,615)	(51,746,597)	(1,141,910)	(57,952,155)

Net Increase (Decrease)	668,609	24,744,717	(152,335)	(7,884,779)

Class R5
Shares Sold	164,540	$7,125,982	126,977	$6,505,471
Shares Issued for Reinvested Dividends	325,251	13,284,424	107,339	5,261,279
Shares Redeemed	(345,332)	(15,562,433)	(2,001,544)	(98,821,720)

Net Increase (Decrease)	144,459	4,847,973	(1,767,228)	(87,054,970)

Class R6(1)
Shares Sold	184	$10,000	—	$—
Shares Issued for Reinvested Dividends	58	2,380	—	—

Net Increase (Decrease)	242	12,380	—	—

Class Y
Shares Sold	1,627,542	$71,597,851	4,352,059	$222,763,886
Shares Issued for Reinvested Dividends	7,354,682	301,886,684	1,159,968	57,312,697
Shares Redeemed	(3,601,661)	(161,039,317)	(8,712,112)	(454,823,550)

Net Increase (Decrease)	5,380,563	212,445,218	(3,200,085)	(174,746,967)

Total Net Increase (Decrease)	43,281,583	$1,435,536,619	(19,003,651)	$(921,306,339)

(1)	Commenced operations on November 7, 2014.
(2)	The shares converted from Class B to Class A are included in share redemption activity.

Core Equity Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	7,444,636	$174,038,955	982,895	$20,161,845
Shares Issued for Reinvested Dividends	76,842	1,686,680	16,164	318,454
Shares Redeemed	(2,169,162)	(50,685,558)	(775,246)	(15,793,999)
Shares converted (from) Class B into Class A	18,554	431,966	24,457	497,507

Net Increase (Decrease)	5,370,870	125,472,043	248,270	5,183,807

Class B
Shares Sold	18,579	$408,227	7,453	$141,185
Shares Issued for Reinvested Dividends	1,228	25,192	—	—
Shares Redeemed	(19,777)	(428,734)	(55,703)	(568,169)
Shares converted (from) Class B into Class A	(19,894)	(431,966)	— (2)	(497,507)

Net Increase (Decrease)	(19,864)	(427,281)	(48,250)	(924,491)

Class C
Shares Sold	2,519,657	$54,624,884	210,063	$4,009,321
Shares Issued for Reinvested Dividends	13,706	280,427	—	—
Shares Redeemed	(216,627)	(4,682,918)	(117,258)	(2,232,449)

Net Increase (Decrease)	2,316,736	50,222,393	92,805	1,776,872

Class I(1)
Shares Sold	5,769,687	$136,019,637	—	$—
Shares Redeemed	(97,754)	(2,291,268)	—	—

Net Increase (Decrease)	5,671,933	133,728,369	—	—

158

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Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	194,394	$4,657,643	18,552	$386,145
Shares Issued for Reinvested Dividends	185	4,137	32	653
Shares Redeemed	(8,115)	(190,065)	(14,370)	(292,115)

Net Increase (Decrease)	186,464	4,471,715	4,214	94,683

Class R4
Shares Sold	912,065	$21,951,992	28,984	$609,067
Shares Issued for Reinvested Dividends	930	20,981	—	—
Shares Redeemed	(61,858)	(1,502,474)	(53,546)	(1,031,391)

Net Increase (Decrease)	851,137	20,470,499	(24,562)	(422,324)

Class R5
Shares Sold	1,183,789	$28,088,675	5,933	$124,589
Shares Issued for Reinvested Dividends	684	15,632	72	1,455
Shares Redeemed	(88,603)	(2,095,270)	(59)	(1,274)

Net Increase (Decrease)	1,095,870	26,009,037	5,946	124,770

Class R6(1)
Shares Sold	24,821	$584,344	—	$—
Shares Redeemed	(272)	(6,603)	—	—

Net Increase (Decrease)	24,549	577,741	—	—

Class Y
Shares Sold	856,126	$20,398,568	22,795	$479,965
Shares Issued for Reinvested Dividends	4,947	113,341	760	15,450
Shares Redeemed	(197,379)	(4,601,031)	(15,458)	(311,867)

Net Increase (Decrease)	663,694	15,910,878	8,097	183,548

Total Net Increase (Decrease)	16,161,389	$376,435,394	286,520	$6,016,865

(1)	Commenced operations on March 31, 2015.
(2)	The shares converted from Class B to Class A are included in share redemption activity.

Dividend and Growth Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	12,016,958	$303,232,662	11,659,648	$299,298,199
Shares Issued for Reinvested Dividends	14,957,792	368,350,623	11,232,653	273,099,349
Shares Redeemed	(18,008,635)	(454,396,622)	(20,080,459)	(516,963,184)
Shares converted (from) Class B into Class A	326,290	8,305,930	348,407	8,953,647

Net Increase (Decrease)	9,292,405	225,492,593	3,160,249	64,388,011

Class B
Shares Sold	39,414	$971,331	52,264	$1,307,336
Shares Issued for Reinvested Dividends	257,625	6,221,065	277,714	6,571,439
Shares Redeemed	(922,713)	(23,027,380)	(1,488,684)	(28,670,060)
Shares converted (from) Class B into Class A	(332,516)	(8,305,930)	— (2)	(8,953,647)

Net Increase (Decrease)	(958,190)	(24,140,914)	(1,158,706)	(29,744,932)

159

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares Sold	2,219,857	$54,642,950	2,088,970	$52,440,698
Shares Issued for Reinvested Dividends	1,756,993	42,118,336	1,228,157	29,000,306
Shares Redeemed	(2,499,690)	(61,397,703)	(2,228,882)	(56,060,830)

Net Increase (Decrease)	1,477,160	35,363,583	1,088,245	25,380,174

Class I
Shares Sold	10,992,405	$276,474,917	14,965,376	$385,018,785
Shares Issued for Reinvested Dividends	7,533,771	184,802,630	5,322,790	129,253,156
Shares Redeemed	(19,500,002)	(493,177,603)	(13,146,355)	(336,832,150)

Net Increase (Decrease)	(973,826)	(31,900,056)	7,141,811	177,439,791

Class R3
Shares Sold	598,838	$15,312,528	562,610	$14,514,768
Shares Issued for Reinvested Dividends	329,360	8,188,504	247,647	6,057,950
Shares Redeemed	(896,450)	(22,898,541)	(873,525)	(22,741,441)

Net Increase (Decrease)	31,748	602,491	(63,268)	(2,168,723)

Class R4
Shares Sold	1,494,841	$38,162,936	1,403,665	$36,330,043
Shares Issued for Reinvested Dividends	418,695	10,461,289	305,081	7,517,565
Shares Redeemed	(1,786,856)	(45,985,228)	(1,369,876)	(35,617,573)

Net Increase (Decrease)	126,680	2,638,997	338,870	8,230,035

Class R5
Shares Sold	2,753,299	$69,994,979	2,250,986	$57,855,856
Shares Issued for Reinvested Dividends	605,686	15,180,069	423,595	10,492,495
Shares Redeemed	(2,580,670)	(66,495,496)	(2,215,279)	(58,005,512)

Net Increase (Decrease)	778,315	18,679,552	459,302	10,342,839

Class R6(1)
Shares Sold	360	$10,000	—	$—
Shares Issued for Reinvested Dividends	40	1,001	—	—

Net Increase (Decrease)	400	11,001	—	—

Class Y
Shares Sold	4,381,897	$112,032,155	4,534,013	$117,995,001
Shares Issued for Reinvested Dividends	5,263,031	132,001,896	5,064,102	125,196,800
Shares Redeemed	(6,393,961)	(165,600,561)	(23,032,840)	(609,175,370)

Net Increase (Decrease)	3,250,967	78,433,490	(13,434,725)	(365,983,569)

Total Net Increase (Decrease)	13,025,659	$305,180,737	(2,468,222)	$(112,116,374)

(1)	Commenced operations on November 7, 2014.
(2)	The shares converted from Class B to Class A are included in share redemption activity.

Equity Income Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	12,406,343	$231,741,068	23,238,515	$423,849,390
Shares Issued for Reinvested Dividends	4,668,164	85,747,162	4,983,809	88,779,589
Shares Redeemed	(25,615,666)	(479,522,316)	(23,748,917)	(438,157,374)
Shares converted (from) Class B into Class A	39,384	745,386	53,280	977,733

Net Increase (Decrease)	(8,501,775)	(161,288,700)	4,526,687	75,449,338

160

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class B
Shares Sold	30,930	$576,013	58,251	$1,063,946
Shares Issued for Reinvested Dividends	44,628	821,014	65,589	1,163,587
Shares Redeemed	(427,645)	(8,020,430)	(511,091)	(8,395,917)
Shares converted (from) Class B into Class A	(39,364)	(745,386)	— (2)	(977,733)

Net Increase (Decrease)	(391,451)	(7,368,789)	(387,251)	(7,146,117)

Class C
Shares Sold	4,182,849	$78,031,978	7,414,073	$134,841,474
Shares Issued for Reinvested Dividends	895,341	16,360,992	786,133	13,876,238
Shares Redeemed	(4,493,757)	(83,383,140)	(2,939,088)	(53,666,780)

Net Increase (Decrease)	584,433	11,009,830	5,261,118	95,050,932

Class I
Shares Sold	12,942,674	$241,104,734	23,321,858	$426,332,366
Shares Issued for Reinvested Dividends	2,233,625	40,861,565	1,901,806	33,880,207
Shares Redeemed	(17,931,867)	(331,672,319)	(14,128,755)	(258,879,321)

Net Increase (Decrease)	(2,755,568)	(49,706,020)	11,094,909	201,333,252

Class R3
Shares Sold	752,875	$14,093,619	1,013,431	$18,524,621
Shares Issued for Reinvested Dividends	128,915	2,368,752	121,119	2,155,113
Shares Redeemed	(949,453)	(17,600,794)	(758,718)	(13,899,908)

Net Increase (Decrease)	(67,663)	(1,138,423)	375,832	6,779,826

Class R4
Shares Sold	953,664	$17,916,880	1,317,623	$23,994,485
Shares Issued for Reinvested Dividends	160,057	2,944,963	164,095	2,930,535
Shares Redeemed	(1,160,922)	(21,827,440)	(1,114,276)	(20,669,404)

Net Increase (Decrease)	(47,201)	(965,597)	367,442	6,255,616

Class R5
Shares Sold	1,535,456	$29,033,653	2,276,360	$42,019,455
Shares Issued for Reinvested Dividends	213,556	3,949,733	195,011	3,501,393
Shares Redeemed	(2,463,301)	(46,471,894)	(1,708,762)	(31,262,501)

Net Increase (Decrease)	(714,289)	(13,488,508)	762,609	14,258,347

Class R6(1)
Shares Sold	859,969	$16,138,642	—	$—
Shares Issued for Reinvested Dividends	4,802	82,137	—	—
Shares Redeemed	(127,008)	(2,340,024)	—	—

Net Increase (Decrease)	737,763	13,880,755	—	—

Class Y
Shares Sold	2,821,312	$53,229,407	4,719,873	$86,201,941
Shares Issued for Reinvested Dividends	610,214	11,286,490	504,532	9,099,684
Shares Redeemed	(2,693,960)	(50,752,885)	(2,248,974)	(41,733,023)

Net Increase (Decrease)	737,566	13,763,012	2,975,431	53,568,602

Total Net Increase (Decrease)	(10,418,185)	$(195,302,440)	24,976,777	$445,549,796

(1)	Commenced operations on November 7, 2014.
(2)	The shares converted from Class B to Class A are included in share redemption activity.

161

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

Growth Opportunities Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	11,323,600	$454,945,077	2,906,970	$117,825,129
Issued in Merger	—	—	9,619,769	380,973,648
Shares Issued for Reinvested Dividends	7,036,698	255,994,798	980,734	37,199,254
Shares Redeemed	(7,072,624)	(281,437,556)	(4,766,831)	(194,247,986)
Shares converted (from) Class B into Class A	57,219	2,307,502	68,080	2,766,967

Net Increase (Decrease)	11,344,893	431,809,821	8,808,722	344,517,012

Class B
Shares Sold	46,564	$1,295,900	16,334	$2,017,943
Issued in Merger	—	—	145,287	4,455,206
Shares Issued for Reinvested Dividends	167,713	4,395,762	35,380	1,041,600
Shares Redeemed	(271,213)	(7,881,876)	(335,687)	(7,801,880)
Shares converted (from) Class B into Class A	(79,370)	(2,307,502)	— (2)	(2,766,967)

Net Increase (Decrease)	(136,306)	(4,497,716)	(138,686)	(3,054,098)

Class C
Shares Sold	6,195,981	$179,904,333	1,147,608	$39,602,224
Issued in Merger	—	—	1,244,047	38,336,418
Shares Issued for Reinvested Dividends	1,801,666	47,618,034	241,727	7,150,297
Shares Redeemed	(1,744,057)	(50,580,668)	(993,424)	(31,429,150)

Net Increase (Decrease)	6,253,590	176,941,699	1,639,958	53,659,789

Class I
Shares Sold	27,012,976	$1,115,541,986	9,661,043	$398,434,498
Issued in Merger	—	—	5,900,903	239,063,272
Shares Issued for Reinvested Dividends	6,332,967	237,296,256	922,669	35,771,876
Shares Redeemed	(14,068,624)	(579,444,912)	(10,441,007)	(434,021,508)

Net Increase (Decrease)	19,277,319	773,393,330	6,043,608	239,248,138

Class R3
Shares Sold	487,697	$19,838,065	192,558	$7,907,601
Issued in Merger	—	—	28,006	1,123,623
Shares Issued for Reinvested Dividends	133,408	4,918,740	23,145	890,165
Shares Redeemed	(219,197)	(8,789,268)	(202,397)	(8,362,311)

Net Increase (Decrease)	401,908	15,967,537	41,312	1,559,078

Class R4
Shares Sold	421,498	$17,654,988	249,812	$10,659,171
Issued in Merger	—	—	87,171	3,580,566
Shares Issued for Reinvested Dividends	215,215	8,182,472	37,995	1,494,710
Shares Redeemed	(363,791)	(14,935,940)	(325,362)	(13,752,273)

Net Increase (Decrease)	272,922	10,901,520	49,616	1,982,174

Class R5
Shares Sold	618,748	$26,681,559	2,186,606	$88,505,755
Issued in Merger	—	—	1,474	61,745
Shares Issued for Reinvested Dividends	437,027	17,052,786	19,015	761,916
Shares Redeemed	(441,324)	(19,054,253)	(485,186)	(20,905,043)

Net Increase (Decrease)	614,451	24,680,092	1,721,909	68,424,373

162

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R6(1)
Shares Sold	212	$10,000	—	$—
Shares Issued for Reinvested Dividends	42	1,642	—	—

Net Increase (Decrease)	254	11,642	—	—

Class Y
Shares Sold	2,803,664	$122,559,813	154,439	$3,980,085
Issued in Merger	—	—	134,279	5,662,605
Shares Issued for Reinvested Dividends	283,158	11,147,947	51,249	2,066,852
Shares Redeemed	(265,048)	(11,563,390)	(290,656)	(12,377,728)

Net Increase (Decrease)	2,821,774	122,144,370	49,311	(668,186)

Total Net Increase (Decrease)	40,850,805	$1,551,352,295	18,215,750	$705,668,280

(1)	Commenced operations on November 7, 2014.
(2)	The shares converted from Class B to Class A are included in share redemption activity.

Healthcare Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	11,012,713	$434,672,549	4,246,090	$138,256,714
Shares Issued for Reinvested Dividends	1,147,667	40,592,988	—	—
Shares Redeemed	(4,941,855)	(194,574,979)	(2,729,598)	(87,391,866)
Shares converted (from) Class B into Class A	40,707	1,614,202	43,286	1,398,567

Net Increase (Decrease)	7,259,232	282,304,760	1,559,778	52,263,415

Class B
Shares Sold	42,562	$1,452,761	14,050	$397,992
Shares Issued for Reinvested Dividends	23,436	721,123	—	—
Shares Redeemed	(183,572)	(6,280,362)	(253,535)	(5,915,820)
Shares converted (from) Class B into Class A	(46,907)	(1,614,202)	— (1)	(1,398,567)

Net Increase (Decrease)	(164,481)	(5,720,680)	(239,485)	(6,916,395)

Class C
Shares Sold	4,269,544	$147,066,831	1,431,513	$41,553,037
Shares Issued for Reinvested Dividends	398,445	12,359,998	—	—
Shares Redeemed	(903,015)	(30,688,696)	(645,576)	(18,640,173)

Net Increase (Decrease)	3,764,974	128,738,133	785,937	22,912,864

Class I
Shares Sold	4,134,542	$167,660,812	1,778,835	$59,336,290
Shares Issued for Reinvested Dividends	224,482	8,182,379	—	—
Shares Redeemed	(1,344,725)	(53,784,451)	(873,492)	(29,299,650)

Net Increase (Decrease)	3,014,299	122,058,740	905,343	30,036,640

163

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	830,362	$33,178,788	533,680	$17,903,759
Shares Issued for Reinvested Dividends	76,789	2,793,593	—	—
Shares Redeemed	(494,308)	(19,333,572)	(318,871)	(10,684,655)

Net Increase (Decrease)	412,843	16,638,809	214,809	7,219,104

Class R4
Shares Sold	653,744	$27,160,321	350,389	$11,950,638
Shares Issued for Reinvested Dividends	51,929	1,946,281	—	—
Shares Redeemed	(220,010)	(9,060,281)	(187,783)	(6,312,601)

Net Increase (Decrease)	485,663	20,046,321	162,606	5,638,037

Class R5
Shares Sold	121,122	$5,122,901	55,603	$1,951,139
Shares Issued for Reinvested Dividends	4,336	166,891	—	—
Shares Redeemed	(57,980)	(2,443,721)	(38,798)	(1,337,288)

Net Increase (Decrease)	67,478	2,846,071	16,805	613,851

Class Y
Shares Sold	88,958	$3,819,043	93,800	$3,294,919
Shares Issued for Reinvested Dividends	9,967	386,236	—	—
Shares Redeemed	(43,874)	(1,839,046)	(74,555)	(2,623,740)

Net Increase (Decrease)	55,051	2,366,233	19,245	671,179

Total Net Increase (Decrease)	14,895,059	$569,278,387	3,425,038	$112,438,695

(1)	The shares converted from Class B to Class A are included in share redemption activity.

MidCap Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	10,462,119	$274,164,377	7,669,202	$201,602,782
Shares Issued for Reinvested Dividends	7,470,845	181,840,374	5,885,537	141,547,169
Shares Redeemed	(9,660,007)	(252,283,990)	(16,536,000)	(435,627,486)
Shares converted (from) Class B into Class A	68,384	1,802,263	81,927	2,154,024

Net Increase (Decrease)	8,341,341	205,523,024	(2,899,334)	(90,323,511)

Class B
Shares Sold	23,613	$471,357	49,069	$1,025,291
Shares Issued for Reinvested Dividends	187,726	3,502,970	159,556	3,057,100
Shares Redeemed	(257,138)	(5,169,464)	(440,161)	(7,023,548)
Shares converted (from) Class B into Class A	(89,281)	(1,802,263)	— (2)	(2,154,024)

Net Increase (Decrease)	(135,080)	(2,997,400)	(231,536)	(5,095,181)

Class C
Shares Sold	5,921,976	$122,034,608	3,285,184	$70,121,656
Shares Issued for Reinvested Dividends	3,259,674	62,553,351	2,159,468	42,325,578
Shares Redeemed	(3,502,721)	(72,183,416)	(3,187,180)	(67,841,246)

Net Increase (Decrease)	5,678,929	112,404,543	2,257,472	44,605,988

164

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares Sold	9,134,353	$242,271,345	11,260,304	$303,600,378
Shares Issued for Reinvested Dividends	2,049,424	50,702,742	820,991	19,982,925
Shares Redeemed	(4,953,818)	(131,932,964)	(2,967,374)	(78,600,420)

Net Increase (Decrease)	6,229,959	161,041,123	9,113,921	244,982,883

Class R3
Shares Sold	1,014,643	$29,284,893	511,275	$14,734,623
Shares Issued for Reinvested Dividends	186,911	5,033,512	128,964	3,409,817
Shares Redeemed	(446,025)	(12,878,581)	(467,889)	(13,425,866)

Net Increase (Decrease)	755,529	21,439,824	172,350	4,718,574

Class R4
Shares Sold	2,647,260	$77,464,695	1,098,044	$32,080,748
Shares Issued for Reinvested Dividends	291,617	8,028,220	196,029	5,271,207
Shares Redeemed	(1,482,784)	(44,180,185)	(942,212)	(27,487,836)

Net Increase (Decrease)	1,456,093	41,312,730	351,861	9,864,119

Class R5
Shares Sold	2,598,401	$77,353,888	838,230	$24,802,356
Shares Issued for Reinvested Dividends	351,572	9,801,832	236,276	6,407,782
Shares Redeemed	(1,089,636)	(32,657,991)	(688,020)	(20,093,064)

Net Increase (Decrease)	1,860,337	54,497,729	386,486	11,117,074

Class R6(1)
Shares Sold	41,661	$1,251,491	—	$—
Shares Issued for Reinvested Dividends	31	858	—	—
Shares Redeemed	(1,482)	(45,282)	—	—

Net Increase (Decrease)	40,210	1,207,067	—	—

Class Y
Shares Sold	12,525,770	$375,931,667	8,285,332	$247,563,593
Shares Issued for Reinvested Dividends	3,104,776	86,995,819	2,067,950	56,268,909
Shares Redeemed	(11,000,352)	(329,061,962)	(5,979,371)	(175,703,439)

Net Increase (Decrease)	4,630,194	133,865,524	4,373,911	128,129,063

Total Net Increase (Decrease)	28,857,512	$728,294,164	13,525,131	$347,999,009

(1)	Commenced operations on November 7, 2014.
(2)	The shares converted from Class B to Class A are included in share redemption activity.

MidCap Value Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,280,934	$35,329,778	2,200,511	$35,906,259
Shares Issued for Reinvested Dividends	1,747,300	25,055,811	1,280,591	19,132,034
Shares Redeemed	(2,149,868)	(33,095,942)	(2,809,819)	(46,076,422)
Shares converted (from) Class B into Class A	23,801	369,572	25,938	422,340

Net Increase (Decrease)	1,902,167	27,659,219	697,221	9,384,211

165

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class B
Shares Sold	5,042	$68,433	5,453	$80,432
Shares Issued for Reinvested Dividends	20,894	262,016	20,950	280,934
Shares Redeemed	(35,586)	(479,394)	(70,579)	(602,391)
Shares converted (from) Class B into Class A	(27,192)	(369,572)	— (1)	(422,340)

Net Increase (Decrease)	(36,842)	(518,517)	(44,176)	(663,365)

Class C
Shares Sold	496,996	$6,667,704	420,359	$6,066,244
Shares Issued for Reinvested Dividends	371,518	4,636,545	257,808	3,436,582
Shares Redeemed	(515,255)	(6,927,429)	(452,135)	(6,603,527)

Net Increase (Decrease)	353,259	4,376,820	226,032	2,899,299

Class I
Shares Sold	882,874	$13,548,799	1,555,731	$25,797,606
Shares Issued for Reinvested Dividends	232,153	3,359,439	81,259	1,218,068
Shares Redeemed	(1,365,576)	(21,114,428)	(555,709)	(9,147,262)

Net Increase (Decrease)	(250,549)	(4,206,190)	1,081,281	17,868,412

Class R3
Shares Sold	292,165	$4,704,497	353,372	$5,996,958
Shares Issued for Reinvested Dividends	70,619	1,059,988	27,857	434,856
Shares Redeemed	(301,485)	(4,841,250)	(94,647)	(1,592,846)

Net Increase (Decrease)	61,299	923,235	286,582	4,838,968

Class R4
Shares Sold	316,535	$5,132,507	301,832	$5,225,012
Shares Issued for Reinvested Dividends	60,130	913,209	28,516	447,991
Shares Redeemed	(182,378)	(2,967,493)	(77,051)	(1,326,268)

Net Increase (Decrease)	194,287	3,078,223	253,297	4,346,735

Class R5
Shares Sold	404,683	$6,803,907	116,642	$2,004,805
Shares Issued for Reinvested Dividends	20,697	317,777	7,864	124,254
Shares Redeemed	(117,576)	(1,937,877)	(39,591)	(673,078)

Net Increase (Decrease)	307,804	5,183,807	84,915	1,455,981

Class Y
Shares Sold	997,074	$16,215,198	3,017,935	$53,095,854
Shares Issued for Reinvested Dividends	1,175,452	18,085,601	842,561	13,320,892
Shares Redeemed	(1,743,771)	(29,022,105)	(3,170,911)	(55,411,888)

Net Increase (Decrease)	428,755	5,278,694	689,585	11,004,858

Total Net Increase (Decrease)	2,960,180	$41,775,291	3,274,737	$51,135,099

(1)	The shares converted from Class B to Class A are included in share redemption activity.

166

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

Small Cap Core Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	627,385	$8,180,849	589,635	$8,024,210
Shares Issued for Reinvested Dividends	420,436	5,202,022	549,748	7,186,719
Shares Redeemed	(883,557)	(11,501,366)	(719,229)	(9,768,583)
Shares converted (from) Class B into Class A	44,124	580,562	40,877	561,616

Net Increase (Decrease)	208,388	2,462,067	461,031	6,003,962

Class B
Shares Sold	1,121	$13,428	4,027	$52,801
Shares Issued for Reinvested Dividends	24,551	284,304	46,566	573,681
Shares Redeemed	(61,908)	(762,004)	(121,279)	(1,013,846)
Shares converted (from) Class B into Class A	(46,890)	(580,562)	— (2)	(561,616)

Net Increase (Decrease)	(83,126)	(1,044,834)	(70,686)	(948,980)

Class C
Shares Sold	133,441	$1,629,510	193,068	$2,481,316
Shares Issued for Reinvested Dividends	112,859	1,288,848	140,831	1,719,096
Shares Redeemed	(166,903)	(2,003,496)	(167,676)	(2,148,060)

Net Increase (Decrease)	79,397	914,862	166,223	2,052,352

Class I(1)
Shares Sold	206,508	$2,699,286	—	$—
Shares Redeemed	(10,208)	(131,076)	—	—

Net Increase (Decrease)	196,300	2,568,210	—	—

Class R3
Shares Sold	24,567	$323,223	16,147	$226,328
Shares Issued for Reinvested Dividends	4,189	53,140	6,140	82,317
Shares Redeemed	(4,524)	(60,510)	(20,605)	(276,545)

Net Increase (Decrease)	24,232	315,853	1,682	32,100

Class R4
Shares Sold	17,673	$241,773	23,726	$329,293
Shares Issued for Reinvested Dividends	2,874	36,652	1,797	24,107
Shares Redeemed	(8,915)	(121,316)	(725)	(10,164)

Net Increase (Decrease)	11,632	157,109	24,798	343,236

Class R5
Shares Sold	1,203	$16,717	1,290	$17,772
Shares Issued for Reinvested Dividends	1,608	20,616	1,791	24,140

Net Increase (Decrease)	2,811	37,333	3,081	41,912

Class Y
Shares Sold	87,586	$1,226,283	101	$1,381
Shares Issued for Reinvested Dividends	5,845	74,879	2,382	32,088
Shares Redeemed	(8,022)	(108,768)	—	—

Net Increase (Decrease)	85,409	1,192,394	2,483	33,469

Total Net Increase (Decrease)	525,043	$6,602,994	588,612	$7,558,051

(1)	Commenced operations on March 31, 2015.
(2)	The shares converted from Class B to Class A are included in share redemption activity.

167

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Notes to Financial Statements – (continued)

October 31, 2015

Small Company Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,910,320	$84,084,308	2,541,227	$60,828,563
Shares Issued for Reinvested Dividends	2,859,231	57,642,102	1,601,959	35,947,971
Shares Redeemed	(4,176,123)	(89,172,058)	(2,911,289)	(69,115,332)
Shares converted (from) Class B into Class A	26,587	573,759	21,279	510,055

Net Increase (Decrease)	2,620,015	53,128,111	1,253,176	28,171,257

Class B
Shares Sold	7,035	$116,369	11,055	$215,565
Shares Issued for Reinvested Dividends	55,903	884,387	38,825	720,600
Shares Redeemed	(92,991)	(1,582,700)	(109,149)	(1,659,952)
Shares converted (from) Class B into Class A	(33,946)	(573,759)	— (2)	(510,055)

Net Increase (Decrease)	(63,999)	(1,155,703)	(59,269)	(1,233,842)

Class C
Shares Sold	332,041	$5,637,080	171,050	$3,365,868
Shares Issued for Reinvested Dividends	462,372	7,296,225	256,524	4,748,255
Shares Redeemed	(323,084)	(5,432,597)	(394,247)	(7,788,859)

Net Increase (Decrease)	471,329	7,500,708	33,327	325,264

Class I
Shares Sold	1,520,396	$33,722,687	1,148,787	$28,254,416
Shares Issued for Reinvested Dividends	459,818	9,578,007	185,871	4,275,036
Shares Redeemed	(877,310)	(19,053,216)	(508,644)	(12,311,239)

Net Increase (Decrease)	1,102,904	24,247,478	826,014	20,218,213

Class R3
Shares Sold	353,766	$8,281,577	471,390	$11,862,900
Shares Issued for Reinvested Dividends	425,197	9,218,261	251,977	6,019,720
Shares Redeemed	(1,330,491)	(30,301,448)	(662,425)	(16,758,413)

Net Increase (Decrease)	(551,528)	(12,801,610)	60,942	1,124,207

Class R4
Shares Sold	545,378	$13,122,730	512,639	$13,324,559
Shares Issued for Reinvested Dividends	437,726	9,844,453	276,453	6,789,685
Shares Redeemed	(1,481,121)	(36,537,448)	(882,136)	(22,955,392)

Net Increase (Decrease)	(498,017)	(13,570,265)	(93,044)	(2,841,148)

Class R5
Shares Sold	1,151,731	$29,486,196	62,309	$1,670,794
Shares Issued for Reinvested Dividends	52,863	1,227,471	34,457	866,941
Shares Redeemed	(132,728)	(3,244,928)	(130,979)	(3,470,808)

Net Increase (Decrease)	1,071,866	27,468,739	(34,213)	(933,073)

Class R6(1)
Shares Sold	354	$10,000	—	$—
Shares Issued for Reinvested Dividends	62	1,449	—	—

Net Increase (Decrease)	416	11,449	—	—

168

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Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	1,839,949	$46,803,353	3,389,614	$92,150,907
Shares Issued for Reinvested Dividends	2,055,037	48,355,024	1,244,995	31,660,217
Shares Redeemed	(3,528,632)	(86,331,983)	(4,324,824)	(117,597,719)

Net Increase (Decrease)	366,354	8,826,394	309,785	6,213,405

Total Net Increase (Decrease)	4,519,340	$93,655,301	2,296,718	$51,044,283

(1)	Commenced operations on November 7, 2014.
(2)	The shares converted from Class B to Class A are included in share redemption activity.

SmallCap Growth Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,018,778	$50,362,617	932,647	$44,158,010
Shares Issued for Reinvested Dividends	219,479	10,280,405	351,327	16,009,966
Shares Redeemed	(1,152,453)	(58,789,421)	(1,104,634)	(52,507,554)
Shares converted (from) Class B into Class A	10,028	510,002	20,515	976,851

Net Increase (Decrease)	95,832	2,363,603	199,855	8,637,273

Class B
Shares Sold	241	$9,307	4,950	$199,323
Shares Issued for Reinvested Dividends	3,349	128,001	9,307	352,381
Shares Redeemed	(20,345)	(841,075)	(59,604)	(1,377,937)
Shares converted (from) Class B into Class A	(12,318)	(510,002)	— (2)	(976,851)

Net Increase (Decrease)	(29,073)	(1,213,769)	(45,347)	(1,803,084)

Class C
Shares Sold	274,823	$11,069,192	382,352	$14,891,568
Shares Issued for Reinvested Dividends	60,618	2,296,226	75,636	2,835,586
Shares Redeemed	(177,177)	(7,165,032)	(176,563)	(6,825,650)

Net Increase (Decrease)	158,264	6,200,386	281,425	10,901,504

Class I
Shares Sold	3,405,198	$173,409,186	1,745,122	$84,480,622
Shares Issued for Reinvested Dividends	98,145	4,689,390	101,805	4,714,582
Shares Redeemed	(1,601,877)	(82,837,725)	(1,008,656)	(48,341,679)

Net Increase (Decrease)	1,901,466	95,260,851	838,271	40,853,525

Class R3
Shares Sold	231,076	$11,520,857	172,834	$8,220,121
Shares Issued for Reinvested Dividends	6,988	327,938	12,268	561,517
Shares Redeemed	(84,099)	(4,214,566)	(177,582)	(8,135,678)

Net Increase (Decrease)	153,965	7,634,229	7,520	645,960

Class R4
Shares Sold	933,091	$48,014,999	734,819	$35,982,533
Shares Issued for Reinvested Dividends	35,955	1,728,699	23,939	1,117,967
Shares Redeemed	(427,773)	(22,143,113)	(170,537)	(8,206,082)

Net Increase (Decrease)	541,273	27,600,585	588,221	28,894,418

169

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	1,824,269	$95,985,946	814,540	$40,296,385
Shares Issued for Reinvested Dividends	37,778	1,865,099	10,732	512,463
Shares Redeemed	(388,057)	(20,755,733)	(117,183)	(5,806,300)

Net Increase (Decrease)	1,473,990	77,095,312	708,089	35,002,548

Class R6(1)
Shares Sold	257	$13,385	—	$—
Shares Issued for Reinvested Dividends	8	409	—	—
Shares Redeemed	—	(2)	—	—

Net Increase (Decrease)	265	13,792	—	—

Class Y
Shares Sold	3,386,443	$180,417,211	2,927,951	$146,371,693
Shares Issued for Reinvested Dividends	193,409	9,620,151	172,355	8,281,641
Shares Redeemed	(1,656,926)	(89,251,722)	(1,359,190)	(66,414,720)

Net Increase (Decrease)	1,922,926	100,785,640	1,741,116	88,238,614

Total Net Increase (Decrease)	6,218,908	$315,740,629	4,319,150	$211,370,758

(1)	Commenced operations on November 7, 2014.
(2)	The shares converted from Class B to Class A are included in share redemption activity.

Value Opportunities Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	872,814	$16,745,922	1,855,718	$36,368,099
Issued in Merger	—	—	5,068,560	101,052,895
Shares Issued for Reinvested Dividends	945,072	17,480,234	28,344	535,986
Shares Redeemed	(2,363,524)	(45,328,755)	(1,825,565)	(36,590,641)
Shares converted (from) Class B into Class A	41,448	803,978	35,931	712,192

Net Increase (Decrease)	(504,190)	(10,298,621)	5,162,988	102,078,531

Class B
Shares Sold	1,986	$33,195	6,907	$55,902
Issued in Merger	—	—	99,401	1,772,987
Shares Issued for Reinvested Dividends	16,686	271,313	—	—
Shares Redeemed	(71,433)	(1,222,873)	(124,408)	(1,498,211)
Shares converted (from) Class B into Class A	(46,829)	(803,978)	— (1)	(712,192)

Net Increase (Decrease)	(99,590)	(1,722,343)	(18,100)	(381,514)

Class C
Shares Sold	145,916	$2,447,969	216,378	$3,944,942
Issued in Merger	—	—	1,136,845	20,188,547
Shares Issued for Reinvested Dividends	126,635	2,052,542	—	—
Shares Redeemed	(384,599)	(6,522,935)	(282,459)	(5,021,009)

Net Increase (Decrease)	(112,048)	(2,022,424)	1,070,764	19,112,480

170

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares Sold	542,263	$10,361,298	2,028,716	$40,625,577
Issued in Merger	—	—	496,445	9,781,014
Shares Issued for Reinvested Dividends	162,322	2,974,924	2,990	55,830
Shares Redeemed	(1,421,247)	(26,530,348)	(776,654)	(15,265,915)

Net Increase (Decrease)	(716,662)	(13,194,126)	1,751,497	35,196,506

Class R3
Shares Sold	41,336	$800,348	98,970	$1,986,629
Issued in Merger	—	—	161,178	3,246,366
Shares Issued for Reinvested Dividends	16,813	313,532	227	4,335
Shares Redeemed	(83,473)	(1,614,082)	(120,782)	(2,486,351)

Net Increase (Decrease)	(25,324)	(500,202)	139,593	2,750,979

Class R4
Shares Sold	101,354	$1,979,492	270,983	$5,477,900
Issued in Merger	—	—	489,772	9,940,224
Shares Issued for Reinvested Dividends	37,586	709,328	1,892	36,397
Shares Redeemed	(165,829)	(3,248,841)	(498,254)	(10,220,618)

Net Increase (Decrease)	(26,889)	(560,021)	264,393	5,233,903

Class R5
Shares Sold	19,502	$384,143	94,216	$2,417,503
Issued in Merger	—	—	1,251,688	25,515,291
Shares Issued for Reinvested Dividends	10,587	201,247	622	12,015
Shares Redeemed	(31,033)	(621,402)	(1,317,750)	(27,523,222)

Net Increase (Decrease)	(944)	(36,012)	28,776	421,587

Class Y
Shares Sold	7,386	$150,156	14,941	$23,067,477
Issued in Merger	—	—	20,622	421,809
Shares Issued for Reinvested Dividends	7,522	143,556	493	9,555
Shares Redeemed	(18,370)	(346,645)	(9,545)	(23,177,272)

Net Increase (Decrease)	(3,462)	(52,933)	26,511	321,569

Total Net Increase (Decrease)	(1,489,109)	$(28,386,682)	8,426,422	$164,734,041

(1)	The shares converted from Class B to Class A are included in share redemption activity.

11.	Line of Credit:

Each Fund, together with certain other Hartford Funds, participates in a $350 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to maintain asset coverage in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2015, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on

171

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under
Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff. HFMC and HIFSCO dispute the allegations and have filed a motion for summary judgment. Plaintiff has filed a motion for partial summary judgment.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

13.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Funds’ results of operations or financial position, but may impact the Fund’s disclosures.

15.	Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

172

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund (formerly Hartford Disciplined Equity Fund), The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Core Fund (formerly The Hartford Small/Mid Cap Equity Fund), and The Hartford Small Company Fund, (nine of the series constituting The Hartford Mutual Funds, Inc.), and The Hartford Growth Opportunities Fund, The Hartford SmallCap Growth Fund, and The Hartford Value Opportunities Fund (three of the series constituting The Hartford Mutual Funds II, Inc.) (collectively, together with The Hartford Mutual Funds, Inc., the “Companies”), as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assetsfor each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Companies’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Core Fund, The Hartford Small Company Fund, The Hartford Growth Opportunities Fund, The Hartford SmallCap Growth Fund, and The Hartford Value Opportunities Fund at October 31, 2015, the results of their operations for the year then ended, the changes in their net assetsfor each of the two years in the period ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2015

173

Domestic Equity Funds

Directors and Officers (Unaudited)

The Board of Directors of The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”) (each a “Company” and collectively, the “Companies”) appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies formulated by The Board of Directors of the Company (the “Directors”). Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age.

Each Director, with the exception of Mr. Davey, is an independent or disinterested person, which means he or she is not an “interested person” of the Companies, as defined in the Investment Company Act of 1940 (“1940 Act”). Such individuals are commonly referred to as “Independent Directors.” As of October 31, 2015, each Director serves as a director for MF, MF2, Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2015, collectively, consist of 68 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with each Company and date first elected or appointed to MF and MF2, principal occupation, and, for Directors, other directorships held. The Funds’ Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of each Company can be found in the Statement of Operations herein.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment Funds) (September 2014 to present) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corps. Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College. (september 2007 to present).

*	Robert M. Gavin, Jr. resigned as a Director of the Company, The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a Trustee of The Hartford Alternative Strategies Fund effective August 16, 2015. Mr. Gavin has been a Director of MF Since 2002 and MF2 since 1986 and chairman of the Board for each since 2004.

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Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Other Officers

Andrew S. Decker (1963) AML Compliance Officer since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

Michael Flook (1965) Vice President, Treasurer and Controller since 2015

Mr. Flook currently serves as an employee of HFMC. Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014.

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Domestic Equity Funds

Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Funds’ Form N-Q is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Domestic Equity Funds

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2015, there is no further federal tax information required for these Funds.

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Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

The Hartford Capital Appreciation Fund

Hartford Core Equity Fund (formerly The Hartford Disciplined Equity Fund)

The Hartford Dividend and Growth Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Healthcare Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

Hartford Small Cap Core Fund (formerly The Hartford Small/Mid Cap Equity Fund)

The Hartford SmallCap Growth Fund

The Hartford Small Company Fund

The Hartford Value Opportunities Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2015, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement (the “Management Agreements”) between each of HMF and HMF II, on behalf of each of their respective series covered by this Report (each a “Fund” and collectively, the “Funds”), and Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 4-5, 2015 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements applicable to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 16-17, 2015 and August 4-5, 2015. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 16-17, 2015 and August 4-5, 2015 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 68 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s oversight of compliance with each Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, the Board considered the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of each Fund to an appropriate benchmark and universe of peer funds. For detail regarding each Fund’s performance, see the fund-by-fund synopsis below.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on each Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. With respect to each Fund’s sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. For detail regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses taking into account the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to each Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses. The Board also noted that, for Hartford Small Cap Core Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds, and the Board reviewed information about the profitability of the Funds’ transfer agency function to HASCO. The Board considered information provided by HASCO in support of HASCO’s assertion that the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives 12b-1 fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Funds and receive compensation therefor.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser will not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and its entrepreneurial risk in sponsoring new funds to expand these opportunities for shareholders.

Fund-by-Fund factors

The Hartford Capital Appreciation Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 1st quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 5-year periods and above its benchmark for the 3-year period.

•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and total expenses (less 12b- 1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on certain share classes.

Hartford Core Equity Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board also noted the shareholder savings expected to result from a permanent fee reduction implemented in 2014. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Dividend and Growth Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 5-year periods, and in line with its benchmark for the 3-year period.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on certain share classes.

The Hartford Equity Income Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and above its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b- 1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Growth Opportunities Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee was in the 5th quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses (less 12b- 1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Healthcare Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 5-year periods, and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b- 1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 4th quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford MidCap Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 5-year periods and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on certain share classes.

The Hartford MidCap Value Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

Hartford Small Cap Core Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 3-year periods and above its benchmark for the 5-year period.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b- 1 and shareholder service fees) were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford SmallCap Growth Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b- 1 and shareholder service fees) were in the 2nd quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Small Company Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b- 1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Value Opportunities Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and the 5-year periods. The Board considered that, in response to questions raised concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses (less 12b- 1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

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Domestic Equity Funds

Main Risks (Unaudited)

The main risks of investing in each Fund are described below. Each Fund’s Prospectus contains further information on the risks applicable to that Fund.

Active Trading Risk: (All Funds except Dividend and Growth Fund, Equity Income Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund and Value Opportunities Fund): Active trading could increase a Fund’s transaction costs and may increase taxable distributions.

Asset Allocation Strategy Risk: (Capital Appreciation Fund): The portfolio managers’ asset allocation strategy may not always work as intended. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of a Fund.

Dividend Paying Security Investment Risk: (Dividend and Growth Fund and Equity Income Fund): For dividend-paying stocks, dividends are not guaranteed and may increase or decrease without notice.

Foreign Investment Risk: (All Funds except Capital Appreciation Fund and Healthcare Fund): Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments.

Foreign Investment and Emerging Markets Risk: (Capital Appreciation Fund and Healthcare Fund): Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments. These risks are generally greater for investments in emerging markets.

Growth Investing Risk: (Growth Opportunities Fund, Small Company Fund and SmallCap Growth Fund): A Fund’s growth-investing style may become out of favor, which may result in periods of underperformance.

Health Care-Related Securities Risk: (Healthcare Fund): Risks of focusing investments on the health-care sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk.

Market, Selection and Strategy Risk: (All funds): All investments are subject to risk, including the possible loss of principal. A Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. There is no guarantee a Fund will achieve its stated objective.

Mid-Cap Stock Risk: (Capital Appreciation Fund, Growth Opportunities Fund, MidCap Fund and MidCap Value Fund): Mid-cap stocks can have greater risk and volatility than large-cap stocks.

Quantitative Analysis Risk: (Core Equity Fund and Small Cap Core Fund): Securities selected by using quantitative analysis may perform differently from the broader stock market.

Small-Cap Stock Risk: (Small Cap Core Fund, Small Company Fund and SmallCap Growth Fund): Small-cap stocks can have greater risk and volatility than large-cap stocks.

Small/Mid-Cap Stock Risk: (Healthcare Fund and Value Opportunities Fund): Small- and mid-cap stocks can have greater risk and volatility than large-cap stocks.

Value Investing Risk: (Equity Income Fund, MidCap Value Fund and Value Opportunities Fund): A Fund’s value-investing style may become out of favor, which may result in periods of underperformance.

184

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

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This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-DE15 12/15 117962-1 Printed in U.S.A.

HARTFORDFUNDS

Our benchmark is the investor.℠

International/Global Equity Funds

Annual Report

October 31, 2015

[1] Prior to 5/29/2015, the Fund's name was Hartford Emerging Markets Research Fund.

[2] Prior to 9/30/2015, the Fund's name was Hartford International Capital Appreciation Fund.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

During the year ended October 31, 2015, the period of this report, the stock market suffered its first correction (a decline of at least 10%) since 2011. Although volatility returned at summer’s end, stocks recovered from the decline and the S&P 500 Index1 managed to climb back into positive territory, gaining 2.70% through the end of October.

The correction in domestic markets came as a response to uncertainty abroad. Since China is the second-largest economy in the world, late-summer worries of a slowdown in its economy had far-reaching impacts. The full impact of that slowing growth remains to be seen. Markets stabilized within a few weeks and stocks continued their upward climb, continuing the now six-year-old bull market that began in 2009.

From a broader perspective, a strong dollar, low oil prices, and central-bank policies influenced market movements throughout the period this report covers. Investors have been keeping a watchful eye on the U.S. Federal Reserve (the Fed) and international central banks, which continue to influence markets through quantitative-easing programs designed to support growth.

While the Fed ended its own quantitative-easing program in late 2014, its next influential move is to try to normalize interest rates, which have held near zero since 2008. At the time of this writing, that process is expected to begin in December 2015. Stocks have reacted to rumors of interest-rate hikes in the past, and are likely to do so again. However, that policy change will be particularly impactful for fixed-income investors, as bonds tend to be more sensitive to rate changes than equities.

As we enter 2016, we encourage you to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. As the volatility during the summer of 2015 proved, markets are unpredictable and it’s important to proactively build a portfolio that takes into account your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of more than 45 mutual funds as you work toward those goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

International/Global Equity Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Emerging Markets Equity Fund* inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	Since Inception[1]
Emerging Markets Equity A2	-12.64%	-4.76%
Emerging Markets Equity A3	-17.45%	-5.97%
Emerging Markets Equity C2	-13.20%	-5.42%
Emerging Markets Equity C3	-14.00%	-5.42%
Emerging Markets Equity I2	-12.27%	-4.39%
Emerging Markets Equity R3[2]	-12.84%	-4.99%
Emerging Markets Equity R4[2]	-12.50%	-4.70%
Emerging Markets Equity R5[2]	-12.30%	-4.41%
Emerging Markets Equity Y2	-12.27%	-4.36%
MSCI Emerging Markets Index	-14.22%	-4.26%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

* Effective May 29, 2015, The Hartford Emerging Markets Research Fund changed its name to Hartford Emerging Markets Equity Fund and performance information prior to May 7, 2015 reflects when the Fund pursued a modified investment strategy.

2

Hartford Emerging Markets Equity Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Emerging Markets Equity Class A	1.75%	1.76%
Emerging Markets Equity Class C	2.40%	2.40%
Emerging Markets Equity Class I	1.27%	1.27%
Emerging Markets Equity Class R3	1.95%	1.95%
Emerging Markets Equity Class R4	1.65%	1.65%
Emerging Markets Equity Class R5	1.35%	1.35%
Emerging Markets Equity Class Y	1.24%	1.24%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

David J. Elliott, CFA

Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Emerging Markets Equity Fund returned -12.64%, before sales charge, for the twelve-month period ended October 31, 2015, outperforming the Fund’s benchmark, the MSCI Emerging Markets Index, which returned -14.22% for the same period. The Fund outperformed the MSCI Emerging Markets Index both before and after the change in strategy*. The Fund also outperformed the average return of Lipper’s Emerging Markets Equity Funds peer group -15.69%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Emerging markets, as measured by the MSCI Emerging Markets Index, fell sharply over the period in U.S.-dollar terms. During the first half of the fiscal year, there were many negative headlines causing investors to be uneasy: Europe’s economy remained near stall speed, oil prices plunged, Chinese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Among the countries in the Europe, Middle East, Africa Region (EMEA), Russia rallied from its market lows after the central bank cut rates by 2.00% in January and a second ceasefire in Ukraine was signed in February. The momentum carried through the end of the second quarter. However, macroeconomic conditions remained difficult and consumption continued to fall, while credit rating agencies Moody’s and Standard & Poor’s downgraded Russia’s foreign exchange debt to below investment grade. During the first half of the period, Chinese equities continued to advance as the government lowered the reserve requirement ratio for financial institutions, cut interest rates by 0.25%, and approved support for the weakening property sector. Stocks in India also gained after its central bank cut rates twice ahead of market expectations, while lower prices on oil imports narrowed the country’s trade deficit. Within Latin America, stocks in Brazil rose modestly. However, Brazilian economic conditions continued to slide amid declines in Gross Domestic Product (GDP), worsening inflation, higher unemployment, and historically low business and consumer confidence levels. In addition, negotiations between Greece and its creditors regarding Greece’s loan repayments broke down and Greece missed its scheduled loan payment due to the International Monetary Fund.

In the second half of the fiscal year, worries about an economic growth slowdown in China dominated the market narrative. Fears were amplified near the middle of August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth backdrop. During September, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the European Central Bank’s (ECB) cut in its eurozone growth and inflation outlook and the downgrade of Brazil’s debt to below investment-grade. Chinese equities plunged as margin calls forced a sell-off in the A-shares market and consistent weakness in the Purchasing Manager’s Index highlighted slowing economic growth. In Brazil, the market contracted as a confluence of factors – including high inflation, a credit downgrade, political scandal, and high unemployment – heightened investor concerns. Within EMEA, Russia declined as the price of oil, the country’s main export, fell and consumption remained weak in an environment of negative real-wage increases. In an effort to boost growth, the Central Bank of Russia cut the main policy rate by 0.50% early in the third quarter but kept rates on hold later, citing inflationary risks due to currency depreciation.

*	Effective May 7, 2015 the Fund changed its strategy.

3

Hartford Emerging Markets Equity Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

All ten sectors of the MSCI Emerging Markets Index fell during the period. Energy (-28%), Materials (-23%), and Utilities (-22%) fell the most, while Healthcare (-3%), Information Technology (-5%), and Consumer Discretionary (-9%) fell the least.

Security selection drove the Fund’s outperformance relative to the MSCI Emerging Markets Index during the year. Strong selection within the Materials, Information Technology, and Energy sectors more than offset weaker selection within the Financials, Telecommunication Services, and Consumer Discretionary sectors. Sector allocation, a result of our bottom-up security selection process, detracted from benchmark-relative performance. Overweights in the Energy and Materials sectors and an underweight in Healthcare negatively impacted results relative to the MSCI Emerging Markets Index over the year. From a country perspective, positive security selection in Taiwan, South Africa, and Greece contributed to relative results while selection in Thailand, Brazil, and China detracted from returns. In addition, the Fund’s performance relative to the MSCI Emerging Markets Index benefited from an overweight to China and an underweight to Brazil, which more than offset the impact of an overweight to Greece.

Fosun International (Materials), Motor Oil Hellas (Energy), and LG Chem (Materials) were top relative contributors during the period. Chinese conglomerate Fosun International’s stock rose over the period as the market viewed its long term migration to a more asset-light business (such as healthcare, asset management and insurance) positively. The stock of Motor Oil Hellas, a Greece-based producer of petroleum products and lubricants, rose as earnings exceeded market expectations, despite making future growth difficult from the Greek financial crisis. Shares of LG Chem, a Korea-based manufacturer and supplier of petrochemical, electronic and plastic goods, rose on the market’s favorable view on the company’s potential dominance in the vehicle and home battery businesses. Tencent Holdings (Information Technology) was a top absolute contributor over the fiscal year.

Alpha Bank (Financials), Piraeus Bank (Financials) and Via Varejo (Consumer Discretionary) were the top relative detractors from performance relative to the MSCI Emerging Markets Index during the year. Shares of Alpha Bank, a Greek banking institution with segments in retail banking, corporate banking, asset management, insurance, investment banking, and treasury, underperformed after the anti-austerity party Syriza claimed victory in national elections, raising concern over instability in the eurozone. Rising political tensions and uncertainty about Greece’s bailout extension prompted bank deposit outflows, squeezing liquidity levels. Similarly, shares of Bank of Piraeus, a Greek banking institution, underperformed due to the uncertain Greek political environment and amid concerns that Greece will not be able to successfully negotiate with the country’s creditors.

Via Varejo, a Brazil-based retail company, also detracted from performance relative to the MSCI Emerging Markets Index during the year. The shares of the company fell due to poor earnings, primarily due to a stagnating Brazilian economy that translated into slower sales activity. Banco Bradesco (Financials) was also a top absolute detractor over this period.

Derivatives are not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

At the end of the year, the Fund was most overweight Colombia and Taiwan, and underweight Malaysia and the Philippines relative to the MSCI Emerging Markets Index. On a sector basis, the Fund was most overweight Materials, Energy, and Utilities and most underweight Healthcare, Industrials, and Consumer Discretionary, relative to the MSCI Emerging Markets Index.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	8.4%
Consumer Staples	7.8
Energy	8.7
Financials	29.0
Health Care	1.7
Industrials	6.1
Information Technology	17.6
Materials	7.8
Telecommunication Services	7.1
Utilities	3.5

Total	97.7%

Short-Term Investments	1.4%
Other Assets & Liabilities	0.9

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

4

Hartford Emerging Markets Equity Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Currency Concentration of Securities

as of October 31, 2015

Description	Percentage of Net Assets
Brazilian Real	5.0%
Colombian Peso	0.1
Czech Koruna	0.3
Euro	0.5
Hong Kong Dollar	22.2
Hungarian Forint	0.3
Indian Rupee	7.5
Indonesian Rupiah	2.5
Malaysian Ringgit	1.8
Mexican Peso	4.5
Philippine Peso	0.3
Polish Zloty	1.2
Qatari Riyal	1.0
South African Rand	7.7
South Korean Won	16.4
Taiwanese Dollar	12.6
Thai Baht	2.7
Turkish Lira	1.4
United Arab Emirates Dirham	0.8
United States Dollar	10.3
Other Assets & Liabilities	0.9

Total	100.0%

5

Hartford Global Capital Appreciation Fund inception 04/29/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Global Capital Appreciation A1	0.45%	9.97%	7.73%
Global Capital Appreciation A2	-5.07%	8.73%	7.12%
Global Capital Appreciation B1	-0.27%	9.12%	7.05%	[3]
Global Capital Appreciation B2	-4.39%	8.83%	7.05%	[3]
Global Capital Appreciation C1	-0.26%	9.18%	6.95%
Global Capital Appreciation C2	-1.08%	9.18%	6.95%
Global Capital Appreciation I1	0.79%	10.30%	8.04%
Global Capital Appreciation R3[1]	0.35%	9.80%	7.56%
Global Capital Appreciation R4[1]	0.62%	10.14%	7.87%
Global Capital Appreciation R5[1]	0.72%	10.30%	8.07%
Global Capital Appreciation Y1	0.87%	10.43%	8.19%
MSCI All Country World Index	0.50%	8.26%	6.22%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

The Fund has changed its benchmark from the Russell 3000 Index to the MSCI All Country World Index. Hartford Funds Management Company, LLC believes that the MSCI All Country World Index better reflects the Fund’s revised investment strategy.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

Hartford Global Capital Appreciation Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Global Capital Appreciation Class A	1.25%	1.26%
Global Capital Appreciation Class B	2.00%	2.09%
Global Capital Appreciation Class C	1.96%	1.96%
Global Capital Appreciation Class I	0.93%	0.93%
Global Capital Appreciation Class R3	1.35%	1.55%
Global Capital Appreciation Class R4	1.05%	1.24%
Global Capital Appreciation Class R5	0.95%	0.95%
Global Capital Appreciation Class Y	0.84%	0.84%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Kent M. Stahl, CFA

Senior Managing Director and Director, Investment Strategy and Risk

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director, Investment Strategy and Risk

Wellington Management Company LLP

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David W. Palmer, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Frank D. Catrickes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Saul J. Pannell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Global Capital Appreciation Fund returned 0.45%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s benchmark, the MSCI All Country World Index, which returned 0.50% for the same period. The Fund outperformed the 0.38% average return of the Lipper Global Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities, as measured by the MSCI All Country World Index, rose modestly over the period. The rally in stocks that took place toward the beginning of the period came to a halt in the third quarter of 2015 as global equities tumbled, posting their worst quarterly return in four years. The period ended on a strong note as equities surged in October. During the period, U.S. equities outperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

7

Hartford Global Capital Appreciation Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

During the first half of the fiscal year, there were many negative headlines causing investors to be uneasy: Europe’s economy remained near stall speed, oil prices plunged, Chinese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, Europe was a bright spot during the beginning of the period due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. During the first half of the fiscal year, the Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with further rate cuts, and the European Central Bank (ECB) announced a €1.14 trillion open-ended sovereign debt quantitative easing program to combat record-low inflation and stimulate growth in Europe. In late June, the Greek debt crisis took center stage. Negotiations between Greece and its creditors regarding Greece’s loan repayments broke down and Greece missed its scheduled loan payment due to the International Monetary Fund on June 30.

In the second half of the fiscal year, worries about an economic growth slowdown in China dominated the market narrative. Fears were amplified near the middle of August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth backdrop. During September, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the ECB’s cut in its eurozone growth and inflation outlook and the downgrade of Brazil’s debt to below investment-grade. Global equities rallied in October amid increasing signs of extended monetary policy accommodation by major central banks.

Five of ten sectors in the MSCI All Country World Index posted negative returns during the period. The Energy (-22%), Materials (-12%), and Utilities (-5%) sectors fell the most, while the Consumer Discretionary (+13%), Information Technology (+8%) and Consumer Staples (+8%) sectors had positive returns during the period.

Security selection in the Energy, Industrials, and Consumer Discretionary sectors was the primary driver of underperformance relative to the MSCI All Country World Index. This was slightly offset by stronger stock selection in the Financials and Consumer Staples sectors. Within sector allocation, a result of the bottom-up stock selection process, an underweight allocation to the Consumer Staples sector detracted from relative performance, while an underweight to Energy and overweight to Information Technology contributed to relative returns over the period. On a regional basis, security selection in Emerging Markets was the primary detractor from performance relative to the MSCI All Country World Index, but was partially offset by stronger selection in Europe and an underweight allocation to the Pacific Basin (ex Japan).

Top detractors from relative and absolute performance were Trican Well Services (Energy), Southwestern Energy (Energy), and Bank of

Piraeus (Financials). Shares of Trican Well Services, a North American supplier of pressure pumping services to the oil and gas industry, declined along with the broader Energy sector as oil prices fell significantly over the period. Southwestern Energy is a U.S.-based oil and natural gas company that has also faced sharply lower commodities prices, as well as a recent significant impairment charge. Shares of Bank of Piraeus, a Greek bank, fell with the broader Greek equity market as the left-leaning, anti-austerity Syriza party generated concerns about whether the government would be able to negotiate successfully with its creditors.

The top contributors to performance relative to the MSCI All Country World Index during the period included Activision Blizzard (Information Technology), Uber Technologies (Information Technology), and Bristol-Myers Squibb (Healthcare). The share price of Activision Blizzard, a U.S.-based video gaming company, increased after successive quarterly earnings releases that beat market expectations. The company also recently announced plans to acquire King Digital Entertainment as it seeks to increase its mobile gaming offerings. The fair value valuation of our private placement holding in Uber Technologies, a U.S.-based ride-sharing service, has been raised as the company has been expanding and growing at a rapid pace, penetrating new markets and increasing market share on a global scale. Additionally, Baidu, the Chinese internet-search company, announced that it intends to invest $600 million in Uber, and connect its mapping and search features with Uber in China. Bristol-Myers Squibb, a U.S.-based pharmaceutical company, contributed to returns relative to the MSCI All Country World Index over the period due to strong earnings driven by success in its immune-oncology assets, in particular Opdivo.

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Recently we have witnessed a dramatic increase in volatility as concerns about China weighed on the outlook for global growth. Earnings growth looks more challenged and, following a long market expansion and relatively extended valuations, market sentiment has appeared to turn negative. While we believe that volatility may persist for a period of time, we believe that global economic fundamentals remain generally healthy with what we think is a low probability of recession in most regions. We believe China’s growth slowdown may occur in a managed fashion which should allow for a return to a more pro-cyclical approach in the fourth quarter of 2015 and beyond.

At the end of the fiscal year, our largest overweights were in the Healthcare, Information Technology, and Industrials sectors, while we remained underweight Financials, Consumer Staples, and Telecommunication Services, relative to the MSCI All-Country World Index.

8

Hartford Global Capital Appreciation Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Diversification by Country

as of October 31, 2015

Country	Percentage of Net Assets
Argentina	0.0%
Australia	0.3
Austria	0.1
Belgium	0.7
Brazil	0.1
Canada	2.8
Cayman Islands	0.0
Chile	0.1
China	4.2
France	1.7
Germany	1.9
Greece	0.6
Hong Kong	1.6
India	1.8
Ireland	1.3
Italy	1.1
Japan	7.6
Luxembourg	0.7
Macau	0.1
Malaysia	0.1
Netherlands	1.2
Norway	0.4
Russia	0.4
Singapore	0.1
South Korea	0.6
Spain	0.5
Sweden	1.0
Switzerland	2.9
Taiwan	0.4
Thailand	0.2
United Kingdom	7.5
United States	54.9
Short-Term Investments	2.9
Other Assets & Liabilities	0.2

Total	100.0%

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.4%
Consumer Staples	7.9
Energy	5.2
Financials	17.6
Health Care	15.5
Industrials	11.3
Information Technology	17.1
Materials	5.3
Telecommunication Services	1.9
Utilities	2.7

Total	96.9%

Short-Term Investments	2.9%
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

9

Hartford Global Equity Income Fund inception 02/29/2008

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	Since Inception[1]
Global Equity Income A2	-0.37%	8.06%	4.73%
Global Equity Income A3	-5.85%	6.84%	3.96%
Global Equity Income B2	-1.13%	7.25%	3.95%[4]
Global Equity Income B3	-5.80%	6.95%	3.95%[4]
Global Equity Income C2	-1.20%	7.25%	3.95%
Global Equity Income C3	-2.13%	7.25%	3.95%
Global Equity Income I2	-0.15%	8.33%	5.02%
Global Equity Income R3[2]	-0.59%	7.85%	4.49%
Global Equity Income R4[2]	-0.28%	8.17%	4.78%
Global Equity Income R5[2]	0.02%	8.51%	5.09%
Global Equity Income Y2	-0.02%	8.56%	5.14%
MSCI All Country World Index	0.50%	8.26%	4.19%

[1]	Inception: 02/29/2008
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

10

Hartford Global Equity Income Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Global Equity Income Class A	1.25%	1.53%
Global Equity Income Class B	2.00%	2.48%
Global Equity Income Class C	2.00%	2.27%
Global Equity Income Class I	1.00%	1.13%
Global Equity Income Class R3	1.45%	1.73%
Global Equity Income Class R4	1.15%	1.41%
Global Equity Income Class R5	0.85%	1.09%
Global Equity Income Class Y	0.80%	0.83%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Global Equity Income Fund returned -0.37%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s benchmark, the MSCI All Country World Index, which returned 0.50% for the same period. The Fund outperformed the -2.75% average return of the Lipper Global Equity Income peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities, as measured by the MSCI All Country World Index, rose modestly over the period. The rally in stocks that took place toward the beginning of the period came to a halt in the third quarter of 2015 as global equities tumbled, posting their worst quarterly return in four years. The period ended on a strong note as equities surged in October. During the period, U.S. equities outperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

During the first half of the fiscal year, there were many negative headlines causing investors to be uneasy. Europe’s economy remained near stall speed, oil prices plunged, Chinese manufacturing data disappointed, and questions again rose around Greece’s future in the European Union. Despite the negative headlines, Europe was a bright spot during the beginning of the period due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. During the first half of the fiscal year, the Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with further rate cuts, and the European Central Bank (ECB) announced a €1.14 trillion open-ended sovereign debt quantitative easing program to combat record-low inflation and stimulate growth in Europe. In late June, the Greek debt crisis took center stage. Negotiations between Greece and its creditors regarding Greece’s loan repayments broke down and Greece missed its scheduled loan payment due to the International Monetary Fund on June 30.

In the second half of the fiscal year, worries about an economic growth slowdown in China dominated the market narrative. Fears were amplified near the middle of August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth backdrop. During September, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the ECB’s cut in its eurozone growth and inflation outlook and the downgrade of Brazil’s debt to below investment-grade. Global equities rallied in October amid increasing signs of extended monetary policy accommodation by major central banks.

Five of the ten sectors in the MSCI All Country World Index posted positive returns during the period. Consumer Discretionary (+13%), Information Technology (+8%), and Consumer Staples (+8%) increased the most during the period, while returns in Energy (-22%), Materials (-12%), and Utilities (-5%) lagged on a relative basis.

11

Hartford Global Equity Income Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Sector allocation, a result of bottom-up stock selection, detracted from performance relative to the MSCI All Country World Index over the period driven by an underweight to Consumer Discretionary and overweight allocations to Materials and Financials; this offset the benefit of an underweight to Energy. Security selection contributed to relative results over the period; selection was strongest within Telecommunication Services, Information Technology, and Financials, which was only partially offset by weaker selection within Healthcare and Energy. On a regional basis, security selection within Europe and North America were the primary detractors from benchmark-relative performance. This was offset by stronger selection within Japan and Emerging Markets. Regional allocation contributed to performance relative to the MSCI All Country World Index, driven by underweight allocations to Latin America and Asia, which was slightly offset by the negative effects of an underweight allocation to North America.

The top relative and absolute detractors from returns were Delta Lloyd (Financials), PetroChina (Energy), and Schneider Electric (Industrials). Delta Lloyd is a Netherlands-based financial services provider offering life insurance and pensions, general insurance, fund management and banking products and services. Company shares fell on negative news flow including the dismissal of the CFO and fines by the Dutch regulator. PetroChina, a Chinese-based oil and gas company, underperformed over the period as revenue in the first quarter of 2015 fell well below expectations. The stock was also adversely affected by the pull-back in Chinese stocks on concerns about the slowing growth in the Chinese economy. French-based industrials company Schneider Electric saw its shares fall after the firm issued lowered growth expectations and anticipated margin compression, largely due to a weakening Chinese economy.

Top contributors to relative and absolute performance during the period included Maxim Integrated (Information Technology), Nippon Telegraph & Telephone (Telecommunication Services), and Eisai (Healthcare). Maxim Integrated, a U.S.-based semiconductor company, saw its shares rise due to quarterly earnings that beat market estimates, as well as rumors of mergers with Analog Devices and Texas Instruments. Nippon Telegraph and Telephone provides a variety of Telecommunication Services, including telephone, telegraph, leased circuits, data communication, terminal equipment sales, and related services within Japan. The company’s shares outperformed as the company reported progress in its new pricing plan with an increasing number of users moving to higher data packages along with an uptick in the amount they are paying as they make this switch. Eisai, a Japan-based pharmaceutical company, saw its shares rally over positive sentiment surrounding a new drug for Alzheimer’s treatment (in collaboration with Biogen Idec).

While derivatives are typically not used in a significant manner in this Fund, we had a euro currency hedge in the portfolio which added value during the period.

What is the outlook?

Looking ahead, we expect that volatility may remain elevated due to concerns over global growth. The market remains focused on China, where the government is applying a variety of stimulus measures to counteract the economic slowdown. Weakness has also become apparent in emerging markets which may portend challenges for Europe. We believe that opportunities continue to exist in Europe (banks, Industrials, and Healthcare), China (high quality companies that sold off with the market and non-China stocks with some portion of their revenue from China), Japan, the U.S., and global companies with solid balance sheets that have been adversely affected by the commodities slump.

The Fund ended the fiscal year most overweight in the Financials, Telecommunication Services, and Utilities sectors and most underweight in the Consumer Discretionary, Consumer Staples, and Energy sectors, relative to the MSCI All Country World Index.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Staples	6.9%
Energy	6.8
Financials	26.3
Health Care	12.1
Industrials	10.2
Information Technology	14.8
Materials	6.6
Telecommunication Services	8.0
Utilities	6.1

Total	97.8%

Short-Term Investments	1.8%
Other Assets & Liabilities	0.4

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

12

Hartford International Equity Fund* inception 06/30/2008

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	Since Inception[1]
International Equity A2	-1.76%	3.74%	0.41%
International Equity A3	-7.16%	2.57%	-0.36%
International Equity B2	-2.34%	3.03%	-0.29%[4]
International Equity B3	-7.09%	2.68%	-0.29%[4]
International Equity C2	-2.39%	2.98%	-0.32%
International Equity C3	-3.33%	2.98%	-0.32%
International Equity I2	-1.30%	4.16%	0.80%
International Equity R3[2]	-1.84%	3.51%	0.19%
International Equity R4[2]	-1.62%	3.82%	0.47%
International Equity R5[2]	-1.30%	4.16%	0.76%
International Equity Y2	-1.25%	4.19%	0.82%
MSCI All Country World ex USA Index	-4.26%	3.06%	1.06%

[1]	Inception: 06/30/2008
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

* Effective September 30, 2015, Hartford International Capital Appreciation Fund changed its name to Hartford International Equity Fund and performance information prior to August 13, 2015 reflects when the Fund pursued a modified investment strategy.

13

Hartford International Equity Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
International Equity Class A	1.20%	1.68%
International Equity Class B	1.95%	2.34%
International Equity Class C	1.95%	2.39%
International Equity Class I	0.90%	1.24%
International Equity Class R3	1.50%	1.92%
International Equity Class R4	1.20%	1.61%
International Equity Class R5	0.90%	1.30%
International Equity Class Y	0.80%	1.20%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Certain contractual reimbursements remain in effect until February 29, 2016 and others remain in effect until February 28, 2017, and each automatically renews for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Kent M. Stahl, CFA

Senior Managing Director and Director, Investment Strategy and Risk

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director, Investment Strategy and Risk

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford International Equity Fund returned -1.76%, before sales charge, for the twelve-month period ended October 31, 2015, outperforming the Fund’s benchmark, the MSCI All Country World ex USA Index, which returned -4.26% for the same period. The Fund underperformed the -0.02% average return of the Lipper International Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World ex USA Index, fell over the period. The rally in stocks that took place toward the beginning of the period came to a halt in the third quarter of 2015 as global equities tumbled, posting their worst quarterly return in four years. The period ended on a strong note as equities surged in October. During the period, U.S. equities outperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

During the first half of the fiscal year, there were many negative headlines causing investors to be uneasy: Europe’s economy remained near stall speed, oil prices plunged, Chinese manufacturing data disappointed, and questions again rose around Greece’s future in the European Union. Despite the negative headlines, Europe was a bright spot during the beginning of the period due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. During the first half of the fiscal year, the Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with further rate cuts, and the European Central Bank (ECB) announced a €1.14 trillion open-ended sovereign debt quantitative easing program to combat record-low inflation and stimulate growth in Europe. In late June, the Greek debt crisis took center stage. Negotiations between Greece and its creditors regarding Greece’s loan repayments broke down and Greece missed its scheduled loan payment due to the International Monetary Fund on June 30.

In the second half of the fiscal year, worries about an economic growth slowdown in China dominated the market narrative. Fears were amplified near the middle of August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth backdrop. During September, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the ECB’s cut in its eurozone growth and inflation outlook and the downgrade of Brazil’s debt to below investment-grade. Global equities rallied in October amid increasing signs of extended monetary policy accommodation by major central banks.

Six of the ten sectors within the MSCI All Country World ex-USA Index posted negative returns for the period. The Energy (-25%), Materials (-16%), and Utilities (-9%) sectors lagged the most during the period, while the Consumer Staples (+6%), Consumer Discretionary (+6%), and Healthcare (+5%) sectors posted the largest gains.

14

Hartford International Equity Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Both security selection and sector allocation, a result of our bottom-up stock selection, contributed to the Fund’s relative outperformance versus the benchmark during the period. Stock selection was strongest within the Financials, Consumer Staples, and Materials sectors. This was partially offset by weaker selection in the Industrials, Energy, and Consumer Discretionary sectors. An underweight to the Energy sector and an overweight to the Consumer Discretionary sector contributed to results relative to the MSCI All Country World ex USA Index. On a regional basis, security selection within Europe and North America contributed while selection within emerging markets detracted. An overweight to and selection within Japan contributed to performance relative to the MSCI All Country World ex USA Index during the period.

Top contributors to performance relative to the MSCI All Country World ex USA Index during the period included Ono Pharmaceutical (Healthcare), DSV (Industrials), and Royal Dutch Shell (Energy). Shares of Ono Pharmaceutical, a Japan-based biopharmaceutical company, rose after the company’s lung cancer treatment, Opdivo, proved successful in trials and was approved in the European Union. Shares of DSV, a Denmark-based provider of global freight transportation and logistics services, rose during the period as it continued to deliver strong revenue and earnings growth despite a challenging operating environment. Royal Dutch Shell, a UK-based global integrated oil and gas company, saw its shares underperform as a lower oil price weighed on earnings. Being underweight this poor performing benchmark component contributed to results relative to the MSCI All Country World ex USA Index. Top contributors to absolute performance also included Alimentation Couche (Consumer Staples).

The largest detractors from absolute and relative performance were AirAsia (Industrials), Copa Holdings (Industrials), and Vallourec (Industrials). Shares of AirAsia, a low-cost airline based in Malaysia, fell due to reported quarterly results below consensus expectations. Shares of Copa Holdings, a leading low-cost airline operating throughout Latin America and based in Panama, declined during the period due to weak economic conditions in Latin America that have hampered its operating environment. Shares of Vallourec, an industrial machinery company based in France, fell amid concerns about demand and pricing for steel pipes.

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Recently volatility has increased dramatically as concerns about China weighed on the outlook for global growth. Earnings growth appears more challenged and sentiment has turned negative following a long market expansion and relatively extended valuations. While we believe that volatility may persist for a period, global economic fundamentals remain generally healthy and we believe that there is a low probability of recession in most regions. We believe China’s growth slowdown may occur in a managed way allowing for a return to a more pro-cyclical approach for the remainder of 2015. At the end of the period, the Fund was most overweight the Financials and Consumer Staples sectors and most underweight Energy and Materials relative to the MSCI All Country World ex USA Index. On a country basis, the Fund ended the period with the largest overweights to the United States, Belgium, and Singapore, and the largest underweights to Japan and Germany.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.7%
Consumer Staples	12.6
Energy	2.8
Financials	30.7
Health Care	10.0
Industrials	9.7
Information Technology	6.4
Materials	5.5
Telecommunication Services	4.8
Utilities	4.5

Total	97.7%

Short-Term Investments	1.6%
Other Assets & Liabilities	0.7

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

15

The Hartford International Growth Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
International Growth A1	-1.31%	5.73%	3.19%
International Growth A2	-6.74%	4.54%	2.61%
International Growth B1	-2.06%	4.96%	2.61%[3]
International Growth B2	-6.96%	4.63%	2.61%[3]
International Growth C1	-1.98%	4.95%	2.43%
International Growth C2	-2.96%	4.95%	2.43%
International Growth I1	-0.98%	6.10%	3.53%
International Growth R3[1]	-1.42%	5.63%	3.05%
International Growth R4[1]	-1.09%	5.97%	3.37%
International Growth R5[1]	-0.83%	6.26%	3.65%
International Growth Y1	-0.79%	6.32%	3.73%
MSCI All Country World ex USA Growth Index	-0.46%	3.93%	5.13%
MSCI EAFE Growth Index	4.53%	6.18%	5.29%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

MSCI All Country World ex USA Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of both developed and emerging stock markets, excluding the U.S., of the growth securities within the MSCI All Country World ex USA Index.

MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

16

The Hartford International Growth Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
International Growth Class A	1.30%	1.51%
International Growth Class B	2.05%	2.64%
International Growth Class C	2.05%	2.21%
International Growth Class I	1.00%	1.09%
International Growth Class R3	1.60%	1.76%
International Growth Class R4	1.30%	1.38%
International Growth Class R5	1.00%	1.07%
International Growth Class Y	0.95%	0.97%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015 .

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

John A. Boselli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara E. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford International Growth Fund returned -1.31%, before sales charge, for the 12-month period ended October 31, 2015, underperforming the Fund’s benchmarks, the MSCI All Country World ex USA Growth Index, and the MSCI EAFE Growth Index, which returned -0.46% and 4.53%, respectively, for the same period. The Fund also underperformed the -0.02% average return of the International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World ex USA Index, fell over the period. The rally in stocks that took place toward the beginning of the period came to a halt in the third quarter of 2015 as global equities tumbled, posting their worst quarterly return in four years. The period ended on a strong note as equities surged in October. During the period, U.S. equities outperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

During the first half of the fiscal year, there were many negative headlines causing investors to be uneasy. Europe’s economy remained near stall speed, oil prices plunged, Chinese manufacturing data disappointed, and questions again rose around Greece’s future in the European Union. Despite the negative headlines, Europe was a bright spot during the beginning of the period due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. During the first half of the fiscal year, the Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with further rate cuts, and the European Central Bank (ECB) announced a €1.14 trillion open-ended sovereign debt quantitative easing program to combat record-low inflation and stimulate growth in Europe. In late June, the Greek debt crisis took center stage. Negotiations between Greece and its creditors regarding Greece’s loan repayments broke down and Greece missed its scheduled loan payment due to the International Monetary Fund on June 30.

In the second half of the fiscal year, worries about an economic growth slowdown in China dominated the market narrative. Fears were amplified near the middle of August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth backdrop. During September, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the ECB’s cut in its eurozone growth and inflation outlook and the downgrade of Brazil’s debt to below investment-grade. Global equities rallied in October amid increasing signs of extended monetary policy accommodation by major central banks.

Six of the ten sectors in the MSCI All Country World ex USA Growth Index fell during the period. Within the index, Energy (-22%), Telecommunication Services (-8%), and Materials (-7%) decreased the most during the period. The Consumer Discretionary (+7%), Consumer Staples (+6%), and Healthcare (+3%) sectors did best on a relative basis.

17

The Hartford International Growth Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Security selection in the Industrials, Materials and Energy sectors was the primary driver of underperformance relative to the MSCI All Country World ex USA Growth Index. This was partially offset by stronger security selection within Financials, Healthcare, and Information Technology. Within sector allocation, a residual of bottom-up stock selection, an underweight to Consumer Staples detracted from benchmark-relative performance. An underweight allocation to the Energy and Materials sectors contributed to performance. On a regional basis, security selection in Emerging Markets was the primary driver for benchmark-relative underperformance, which was partially offset by positive selection in North America and Asia. A benchmark-relative underweight to Japan and an overweight to Emerging Markets both detracted from performance, while underweights to Latin America and Asia were additive to performance.

Top detractors from both absolute and performance relative to the MSCI All Country World ex USA Growth Index during the period were AirAsia (Industrials), Vallourec (Industrials), and Copa Holdings (Industrials). Shares of AirAsia, a low-cost airline based in Malaysia, fell due to the negative news flow on their plane crash and worries that overall demand in Asia would be soft, or that overcapacity in the industry might become a problem. Shares of Vallourec, an industrial machinery company based in France that specializes in serving the energy and power generation market, underperformed after its largest single customer, Petrobras, changed its focus from exploration to production resulting in a significant destocking of Vallourec steel tubes. Copa Holdings, a Panama-based airline company, underperformed over the period as earnings and revenue results fell short of expectations. The company issued downward guidance on revenue growth and faces declining operating margins.

Ono Pharmaceutical (Healthcare), DSV (Industrials), and Alimentation (Consumer Staples) were the top contributors to performance relative to the MSCI All Country World ex USA Growth Index. Ono Pharmaceutical, a Japan-based pharmaceutical company, is a leader in the development of immuno-oncology treatments and owner of the Japan marketing rights to Bristol-Myers Squibb’s therapies. The company’s shares performed well as the prospects for their immuno-oncology drug, Opdivo, remain positive as it expands into multiple cancer indications. Shares of DSV, a Danish transport and logistics company, rose as the company agreed to purchase U.S.-based UTi Worldwide, a global supply chain services and logistics company. The company also posted earnings that beat market expectations and raised its profit and revenue outlook for its 2015 fiscal year. Alimentation is a Canada-based company that operates a network of convenience stores and gas stations. The shares of the company rose as it reported stronger earnings per share in its latest quarterly results, driven by the company’s acquisition of Pantry Inc. in March 2015.

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The macroeconomic indicators that we follow continue to trend lower, driven primarily by a slowdown in emerging markets, while earnings revisions for companies in developed economies are improving. We continue to be in an environment of slow global economic growth, accommodative monetary policy, and low inflation. We believe that Asian economies that export to China, including Japan, may face difficulties from slower Chinese growth; however, India’s economy is improving, supported by regulatory reform and declining inflation. We believe Europe is showing signs of economic improvement with increased manufacturing and consumer activity.

We select stocks individually based on what we consider to be their merits. As a result of bottom-up stock selection, Healthcare, Financials, and Information Technology were the Fund’s largest overweight exposure relative to the MSCI All Country World ex USA Growth Index at the end of the period. The largest underweights relative to the MSCI All Country World ex USA Growth Index were the Industrials, Consumer Staples, and Materials sectors.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.0%
Consumer Staples	10.8
Energy	0.9
Financials	23.7
Health Care	21.3
Industrials	5.6
Information Technology	13.9
Materials	1.4
Telecommunication Services	4.2
Utilities	2.5

Total	97.3%

Short-Term Investments	2.5%
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

18

The Hartford International Opportunities Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
International Opportunities A1	1.59%	4.66%	5.91%
International Opportunities A2	-4.00%	3.49%	5.31%
International Opportunities B1	0.79%	3.83%	5.34%	[3]
International Opportunities B2	-3.62%	3.48%	5.34%	[3]
International Opportunities C1	0.90%	3.90%	5.13%
International Opportunities C2	0.02%	3.90%	5.13%
International Opportunities I1	2.03%	5.03%	6.20%
International Opportunities R3[1]	1.36%	4.44%	5.75%
International Opportunities R4[1]	1.68%	4.75%	6.08%
International Opportunities R5[1]	1.94%	5.06%	6.33%
International Opportunities R6[1,4]	2.03%	5.16%	6.44%
International Opportunities Y1	2.03%	5.16%	6.44%
MSCI All Country World ex USA Index	-4.26%	3.06%	4.62%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.
[4]	Inception: 11/07/2014.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/30/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on November 7, 2014. Performance prior to that date is that of the Fund’s Class Y shares.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

19

The Hartford International Opportunities Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
International Opportunities Class A	1.20%	1.20%
International Opportunities Class B	2.04%	2.30%
International Opportunities Class C	1.93%	1.93%
International Opportunities Class I	0.84%	0.84%
International Opportunities Class R3	1.44%	1.44%
International Opportunities Class R4	1.14%	1.14%
International Opportunities Class R5	0.84%	0.84%
International Opportunities Class R6	0.74%	0.74%
International Opportunities Class Y	0.74%	0.74%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford International Opportunities Fund returned 1.59%, before sales charge, for the twelve-month period ended October 31, 2015, outperforming the Fund’s benchmark, the MSCI All Country World ex USA Index, which returned -4.26% for the same period. The Fund also outperformed the -0.02% average return of the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World ex USA Index, fell over the period. The rally in stocks that took place toward the beginning of the period came to a halt in the third quarter of 2015 as global equities tumbled, posting their worst quarterly return in four years. The period ended on a strong note as equities surged in October. During the period, U.S. equities outperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

During the first half of the fiscal year, there were many negative headlines causing investors to be uneasy: Europe’s economy remained near stall speed, oil prices plunged, Chinese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, Europe was a bright spot during the beginning of the period due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. During the first half of the fiscal year, the Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with further rate cuts, and the European Central Bank (ECB) announced a €1.14 trillion open-ended sovereign debt quantitative easing program to combat record-low inflation and stimulate growth in Europe. In late June, the Greek debt crisis took center stage. Negotiations between Greece and its creditors regarding Greece’s loan repayments broke down and Greece missed its scheduled loan payment due to the International Monetary Fund on June 30.

In the second half of the fiscal year, worries about an economic growth slowdown in China dominated the market narrative. Fears were amplified near the middle of August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth backdrop. During September, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the ECB’s cut in its eurozone growth and inflation outlook and the downgrade of Brazil’s debt to below investment-grade. Global equities rallied in October amid increasing signs of extended monetary policy accommodation by major central banks.

Within the MSCI All Country World ex USA Index, four of the ten sectors rose during the period. Consumer Staples (+6%), Consumer Discretionary (+6%), and Healthcare (+5%) gained the most. Energy (-25%), Materials (-16%), and Utilities (-8%), lagged on a relative basis.

20

The Hartford International Opportunities Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Security selection was the primary driver of the Fund’s outperformance relative to the MSCI All Country World ex USA Index over the period. Strong stock selection in the Financials, Consumer Discretionary, and Industrials sectors more than offset weaker stock selection in Information Technology and Energy. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to relative returns, largely due to an underweight to Materials and Energy and an overweight to Healthcare.

Top relative and absolute contributors to performance relative to the MSCI All Country World ex USA Index during the period included Ono Pharmaceutical (Healthcare), Luxottica Group (Consumer Discretionary), and Hong Kong Exchanges (Financials). Shares of Ono Pharmaceutical, a Japan-based biopharmaceutical company, rose over the period as the company’s immuno-oncology drug, Opdivo, has been gaining momentum across a number of different tumor types. Shares of Luxottica, an Italy-based company engaged in the design, manufacturing, and distribution of fashion, luxury, sport and performance eyewear, rose over the period given continued strong financial performance and good cash flow generation. Shares of Hong Kong Exchanges, the only stock exchange and futures exchange in Hong Kong, rose as the company benefited from government initiatives to liberalize China’s financial markets. The company has also benefited from increased trading volume generated by the new Hong Kong-Shanghai Connect program which facilitates trading between the Hong Kong Exchange and the Shanghai Exchange.

The largest relative and absolute detractors from returns over the period included SK Hynix (Information Technology), Imperial Oil (Energy), and Baidu (Information Technology). Shares of SK Hynix, a Korean semiconductor company, underperformed on concerns of a continued slowdown in PC sales and weak memory chip pricing. Shares of Imperial Oil, a Canada-based integrated oil and gas company, underperformed as the low oil price environment continued to adversely impact energy stocks. Shares of China-based internet search provider Baidu underperformed over concerns around continued margin compression as the company has been heavily reinvesting in its business.

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We remain in an environment of moderate global growth, accommodative monetary policy, and low inflation, which should be supportive of reasonable equity returns, although the possibility for additional volatility remains. Although international equity markets may remain volatile as policy uncertainty compounds macro uncertainty, we will continue to seek to take advantage of mispricing opportunities that fit our philosophy and process as they present themselves.

At the end of the period, the Fund was most overweight the Healthcare, Consumer Discretionary, and Information Technology sectors and most underweight the Telecommunication Services, Materials, and Consumer Staples sectors relative to the MSCI All Country World ex USA. Index. On a regional basis, the Fund ended the period with overweights in Europe and Japan and underweights in Asia ex Japan and emerging market countries.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.2%
Consumer Staples	7.8
Energy	5.4
Financials	26.1
Health Care	15.7
Industrials	8.8
Information Technology	9.1
Materials	3.4
Telecommunication Services	1.7
Utilities	2.0

Total	95.2%

Short-Term Investments	4.2%
Other Assets & Liabilities	0.6

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Currency Concentration of Securities

as of October 31, 2015

Description	Percentage of Net Assets
Brazilian Real	0.2%
British Pound	11.3
Canadian Dollar	6.2
Danish Krone	0.3
Euro	32.4
Hong Kong Dollar	4.5
Indian Rupee	4.9
Japanese Yen	16.1
South Korean Won	1.3
Swedish Krona	1.9
Swiss Franc	7.4
Taiwanese Dollar	2.3
United States Dollar	10.6
Other Assets & Liabilities	0.6

Total	100.0%

21

The Hartford International Small Company Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
International Small Company A1	7.24%	8.23%	7.08%
International Small Company A2	1.34%	7.01%	6.47%
International Small Company B1	6.64%	7.44%	6.50%[3]
International Small Company B2	2.37%	7.14%	6.50%[3]
International Small Company C1	6.56%	7.45%	6.29%
International Small Company C2	5.72%	7.45%	6.29%
International Small Company I1	7.68%	8.66%	7.43%
International Small Company R3[1]	7.12%	8.10%	7.23%
International Small Company R4[1]	7.43%	8.42%	7.41%
International Small Company R5[1]	7.69%	8.74%	7.57%
International Small Company Y1	7.72%	8.78%	7.60%
S&P EPAC SmallCap Index	8.45%	8.12%	6.71%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

S&P EPAC SmallCap Index is a global equity index comprised of the smallest 15% of each country’s market capitalization in the S&P BMI (Broad Market Index) Global Index. (The S&P BMI Global Index captures all companies in developed markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed market countries are included in the S&P EPAC SmallCap except the U.S. and Canada.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

22

The Hartford International Small Company Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
International Small Company Class A	1.49%	1.49%
International Small Company Class B	2.29%	2.52%
International Small Company Class C	2.19%	2.19%
International Small Company Class I	1.19%	1.19%
International Small Company Class R3	1.65%	1.70%
International Small Company Class R4	1.35%	1.40%
International Small Company Class R5	1.05%	1.10%
International Small Company Class Y	0.99%	0.99%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Simon Thomas

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Daniel Maguire, CFA

Senior Managing Director and Equity Portfolio Manager

Affiliated with Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford International Small Company Fund returned 7.24%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s benchmark, the S&P EPAC SmallCap Index, which returned 8.45% for the same period. The Fund outperformed the 3.70% average return of the Lipper International Small/Mid-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World ex-USA Index, fell over the period. However, small cap international equities outperformed large cap names and generated positive returns for the period. The rally in stocks that took place toward the beginning of the period came to a halt in the third quarter of 2015 as global equities tumbled, posting their worst quarterly return in four years. The period ended on a strong note as equities surged in October.

During the first half of the fiscal year, there were many negative headlines causing investors to be uneasy: Europe’s economy remained near stall speed, oil prices plunged, Chinese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, Europe was a bright spot during the beginning of the period due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. During the first half of the fiscal year, the Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with further rate cuts, and the European Central

Bank (ECB) announced a €1.14 trillion open-ended sovereign debt quantitative easing program to combat record-low inflation and stimulate growth in Europe. In late June, the Greek debt crisis took center stage. Negotiations between Greece and its creditors regarding Greece’s loan repayments broke down and Greece missed its scheduled loan payment due to the International Monetary Fund on June 30.

In the second half of the fiscal year, worries about an economic growth slowdown in China dominated the market narrative. Fears were amplified near the middle of August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth backdrop. During September, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the ECB’s cut in its eurozone growth and inflation outlook and the downgrade of Brazil’s debt to below investment-grade. Global equities rallied in October amid increasing signs of extended monetary policy accommodation by major central banks.

Nine of the ten sectors within the S&P EPAC SmallCap Index posted positive returns for the period. Healthcare (+16%), Consumer Staples (+14%), and Consumer Discretionary (+13%) gained the most during the period. Energy (-32%), Utilities (+2%), and Industrials (+3%) lagged the index.

Sector allocation, a result of the bottom-up stock selection process, was the primary detractor from results relative to the S&P EPAC SmallCap Index over the twelve-month period, largely due to an

23

The Hartford International Small Company Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

overweight to Industrials and an underweight to Consumer Staples. This was only partially offset by an underweight to Utilities and an overweight to Healthcare. Selection within Industrials and Financials contributed to returns relative to the S&P EPAC SmallCap Index over the period, while holdings within the Consumer Discretionary and Energy sectors underperformed. At a regional level, security selection within Japan and Europe contributed to relative returns; however, exposure to Canada and emerging markets presented a headwind to performance relative to the S&P EPAC SmallCap Index over the period, specifically holdings in Brazil, Indonesia, and Russia.

The largest detractors from performance relative to the S&P EPAC SmallCap Index during the period were IHI (Industrials), Magazine Luiza (Consumer Discretionary), and Kongsberg Group (Energy). Shares of IHI, a Japan-based producer of ships, aero-engines, turbochargers for cars, and other transport-related machinery, declined over the period as the company downgraded its full year guidance following a series of cost overruns. Brazil-based white goods company Magazine Luiza underperformed significantly, alongside Brazilian equities in general, amid concerns about Brazil’s slowing economy, confusion over recent elections, and the Petrobras corruption scandal. Shares of Kongsberg, a Norway-based supplier of high technology systems to transportation and defense/aerospace industries, underperformed over the period as sentiment turned negative on companies tied to the oil industry. Top detractors from absolute returns during the period included CJ O Shopping (Consumer Discretionary).

Top contributors to returns relative to the S&P EPAC SmallCap Index during the period were Gategroup (Industrials), Anima Holding (Financials), and Asahi Intecc (Healthcare). Shares of Gategroup, a Switzerland-based company that provides catering and logistical services to the airline and travel industry, outperformed during the period as lower oil prices were seen as beneficial to the travel business. Anima Holding is an Italy-based company created to buy the asset management divisions of regional Italian banks that are selling these divisions to repair their balance sheets following the financial crisis. Shares of the company rose over the period as they have benefited from continued inflows as Italy undergoes a secular shift away from a low savings rate. Shares of Japan-based medical devices company Asahi Intecc, which produces guidewires and catheters, climbed as investors were optimistic about the increasing demand for the company’s products, high margins, and market share gains. Top contributors to absolute returns during the period included Grenke Leasing (Financials).

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to focus on what we believe are high quality companies with strong balance sheets and good business models that we believe are attractively valued relative to their respective global industry.

Further, we buy companies whose results we think will exceed consensus expectations over the next two to three years. We think a disciplined approach to valuation and a quality orientation leads to better results in down markets and overall performance over time.

At the end of the period, we remained most overweight the Industrials, Consumer Discretionary, and Healthcare sectors relative to the S&P EPAC SmallCap Index. Our largest underweights were to the Information Technology, Consumer Staples, and Utilities sectors relative to the S&P EPAC SmallCap Index. On a regional basis, we were most overweight Japan where we continue to find what we consider to be the most attractive opportunities, while developed Asia ex-Japan remains our largest underweight.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	21.4%
Consumer Staples	2.0
Energy	1.1
Financials	21.1
Health Care	11.3
Industrials	26.7
Information Technology	3.3
Materials	8.9
Telecommunication Services	0.8

Total	96.6%

Short-Term Investments	2.6%
Other Assets & Liabilities	0.8

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Currency Concentration of Securities

as of October 31, 2015

Description	Percentage of Net Assets
Australian Dollar	4.9%
Brazilian Real	—
British Pound	20.4
Danish Krone	2.0
Euro	26.8
Hong Kong Dollar	0.6
Indonesian Rupiah	0.1
Japanese Yen	34.0
Norwegian Krone	0.9
South African Rand	0.7
South Korean Won	1.7
Swedish Krona	1.1
Swiss Franc	3.3
United States Dollar	2.7
Other Assets & Liabilities	0.8

Total	100.0%

24

The Hartford International Value Fund* inception 05/28/2010

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	Since Inception[1]
International Value A2	0.08%	6.44%	9.24%
International Value A3	-5.42%	5.25%	8.10%
International Value C2	-0.56%	5.71%	8.49%
International Value C3	-1.55%	5.71%	8.49%
International Value I2	0.45%	6.82%	9.62%
International Value R3[2]	-0.15%	6.18%	8.97%
International Value R4[2]	0.08%	6.51%	9.29%
International Value R5[2]	0.40%	6.82%	9.62%
International Value Y2	0.55%	7.27%	10.05%
MSCI EAFE Value Index	-3.76%	4.31%	7.22%
MSCI EAFE Index	0.37%	5.28%	8.32%

[1]	Inception: 05/28/2010
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI EAFE Value Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

* Effective on the close of business on November 28, 2014, the Fund is closed to new investors until further notice. For more information, please see the Fund’s prospectus.

25

The Hartford International Value Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
International Value Class A	1.37%	1.37%
International Value Class C	2.05%	2.05%
International Value Class I	1.02%	1.02%
International Value Class R3	1.60%	1.70%
International Value Class R4	1.30%	1.39%
International Value Class R5	1.00%	1.08%
International Value Class Y	0.95%	0.96%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

James H. Shakin, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Andrew M. Corry, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A Shares of the Hartford International Value Fund returned 0.08%, before sales charge, for the twelve-month period ended October 31, 2015, outperforming the Fund’s benchmark, the MSCI EAFE Value Index, which returned -3.76% for the same period. The Fund underperformed compared to its other benchmark, the MSCI EAFE Index, which returned 0.37% for the same period. The Fund also outperformed the -3.70% average return of the Lipper International Multi Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World ex-U.S. Index, fell over the period. The rally in stocks that took place toward the beginning of the period came to a halt in the third quarter of 2015 as global equities tumbled, posting their worst quarterly return in four years. The period ended on a strong note as equities surged in October. During the period, U.S. equities outperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

During the first half of the fiscal year, there were many negative headlines causing investors to be uneasy. Europe’s economy remained near stall speed, oil prices plunged, Chinese manufacturing data disappointed, and questions again rose around Greece’s future in the European Union. Despite the negative headlines, Europe was a bright spot during the beginning of the period due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. During the first half of the fiscal year, the Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with further rate cuts, and the European Central Bank (ECB) announced a €1.14 trillion open-ended sovereign debt quantitative easing program to combat record-low inflation and stimulate growth in Europe. In late June, the Greek debt crisis took center stage. Negotiations between Greece and its creditors regarding Greece’s loan repayments broke down and Greece missed its scheduled loan payment due to the International Monetary Fund on June 30.

In the second half of the fiscal year, worries about an economic growth slowdown in China dominated the market narrative. Fears were amplified near the middle of August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth backdrop. During September, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the ECB’s cut in its eurozone growth and inflation outlook and the downgrade of Brazil’s debt to below investment-grade. Global equities rallied in October amid increasing signs of extended monetary policy accommodation by major central banks.

Five out of ten sectors in the MSCI EAFE Value Index rose during the period. Within the index, Consumer Staples (+12%), Healthcare (+8%), and Consumer Discretionary (+7%) gained on a relative basis. The Energy (-21%), Materials (-18%), and Utilities (-6%) sectors lagged on a relative basis.

26

The Hartford International Value Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Security selection was the primary driver of outperformance relative to the MSCI EAFE Value Index during the twelve-month period. Strong selection within the Industrials, Materials, and Consumer Discretionary sectors more than offset weaker selection within Utilities and Energy.

Sector allocation, a result of bottom-up stock selection decisions, also contributed to outperformance relative to the MSCI EAFE Value Index during the period. The Fund’s overweights to Information Technology and Consumer Discretionary contributed to relative returns over the period, which offset the negative impact of an overweight to Materials and an underweight to Consumer Staples. On a regional basis, an overweight to and selection within Japan contributed to relative returns over the period while out-of-benchmark allocations to emerging markets and Canada detracted.

Over the period, Adastria (Consumer Discretionary), Royal Dutch Shell (Energy), and Banco Santander (Financials) were top contributors to performance relative to the MSCI EAFE Value Index. Shares of Adastria, a Japan-based clothing retailer, outperformed following an extended period of underperformance. Earlier this year, a new management team was hired, and the company has since grown same store sales and profitability, which investors have rewarded. Shares of Royal Dutch Shell, a UK-based global independent oil and gas company, fell over the period due to weak oil prices; the Fund benefited from not owning this index constituent earlier in the period. However, in the third quarter, the Fund initiated a position after the company made proactive plans to cut 2015 and 2016 capital expenditures in response to lower oil prices and as the stock hit a 15-year low on both a relative price and valuation basis. Shares of Banco Santander, a full service Brazilian bank, fell over the period as the company continues to underperform its peers due to a weak capital position, strong margin pressure in Spain, and high exposure to Latin America; not owning this MSCI EAFE Value Index constituent contributed to relative results. Eisai (Healthcare) was a top absolute contributor over the period.

The largest detractors from returns relative to the MSCI EAFE Value Index over the period were Bank of Piraeus (Financials), Delta Lloyd (Financials), and Petrobras (Energy). Shares of Bank of Piraeus, a Greek bank, underperformed due to the uncertain Greek political environment. Greek bank shares plunged in August after trading resumed on the Athens stock exchange following a five-week shutdown as part of capital controls imposed by Greek authorities to stem the outflow of euros that threatened the banking system. Shares of Delta Lloyd, a Netherlands-based financial services provider, underperformed during the period as the market grew concerned with its deteriorating solvency ratio. Additionally, the prolonged low interest rate environment presented a headwind for insurance companies such as Delta Lloyd. Shares of Petrobras, an integrated oil and gas producer based in Brazil, fell as concerns surrounding the Brazilian state-run company’s corruption scandal, high debt levels and falling crude oil prices weighed on the stock price. Anglo American (Materials) was the top absolute detractor over the period.

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

From a regional perspective, we remain meaningfully overweight Japan and underweight Europe, both positions a result of where we are finding what we feel are the most attractive opportunities at the individual company level. Despite the recent outperformance in Japan, we believe the equity market strength is more structural in nature than we’ve observed in the past and continue to view this market optimistically. At the individual company level, managements are embracing the new governance reforms, and a renewed focus on shareholder value is starting to be reflected in equity prices. In Europe, we are modestly underweight the eurozone, while significantly underweight non-eurozone countries. Within the eurozone, we continue to have a cyclical bias in the portfolio which has been beneficial to performance relative to the MSCI EAFE Value Index throughout the year.

As a result of bottom-up stock selection we ended the period most overweight the Information Technology, Materials, and Consumer Discretionary sectors and most underweight the Financials, Utilities, and Consumer Staples sectors relative to the MSCI EAFE Value Index. On a country basis, the Fund ended the period with the largest overweights to Japan and Canada and the largest underweights to the United Kingdom and Australia.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.4%
Consumer Staples	2.7
Energy	9.0
Financials	20.8
Health Care	6.9
Industrials	12.6
Information Technology	11.5
Materials	11.7
Telecommunication Services	4.2
Utilities	1.9

Total	93.7%

Short-Term Investments	5.8%
Other Assets & Liabilities	0.5

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

27

The Hartford International Value Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Currency Concentration of Securities

as of October 31, 2015

Description	Percentage of Net Assets
Australian Dollar	0.6%
Brazilian Real	—
British Pound	9.9
Canadian Dollar	1.5
Danish Krone	1.2
Euro	27.0
Hong Kong Dollar	1.9
Hungarian Forint	0.9
Indian Rupee	1.2
Indonesian Rupiah	0.2
Japanese Yen	38.3
Norwegian Krone	0.8
South African Rand	0.8
South Korean Won	2.0
Swedish Krona	0.4
Swiss Franc	3.9
Taiwanese Dollar	0.4
United States Dollar	8.5
Other Assets & Liabilities	0.5

Total	100.0%

28

International/Global Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2015 through October 31, 2015.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hartford Emerging Markets Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Annualized Expense Ratio	Days in the Current 1/2 year	Days in the Full Year
Class A	$1,000.00	$829.50	$8.07	$1,000.00	$1,016.38	$8.89	1.75%	184	365
Class C	$1,000.00	$827.50	$11.52	$1,000.00	$1,012.60	$12.68	2.50%	184	365
Class I	$1,000.00	$831.40	$6.23	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class R3	$1,000.00	$828.40	$8.99	$1,000.00	$1,015.38	$9.91	1.95%	184	365
Class R4	$1,000.00	$830.10	$7.61	$1,000.00	$1,016.89	$8.39	1.65%	184	365
Class R5	$1,000.00	$831.40	$6.23	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class Y	$1,000.00	$831.20	$6.00	$1,000.00	$1,018.65	$6.61	1.30%	184	365

29

International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

Hartford Global Capital Appreciation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Annualized Expense Ratio	Days in the Current 1/2 year	Days in the Full Year
Class A	$1,000.00	$940.90	$6.12	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class B	$1,000.00	$937.20	$9.57	$1,000.00	$1,015.33	$9.96	1.96%	184	365
Class C	$1,000.00	$937.10	$9.52	$1,000.00	$1,015.38	$9.91	1.95%	184	365
Class I	$1,000.00	$942.00	$4.36	$1,000.00	$1,020.72	$4.53	0.89%	184	365
Class R3	$1,000.00	$940.10	$6.50	$1,000.00	$1,018.50	$6.77	1.33%	184	365
Class R4	$1,000.00	$941.20	$5.04	$1,000.00	$1,020.01	$5.24	1.03%	184	365
Class R5	$1,000.00	$941.70	$4.45	$1,000.00	$1,020.62	$4.63	0.91%	184	365
Class Y	$1,000.00	$942.30	$3.97	$1,000.00	$1,021.12	$4.13	0.81%	184	365

Hartford Global Equity Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Annualized Expense Ratio	Days in the Current 1/2 year	Days in the Full Year
Class A	$1,000.00	$949.60	$6.14	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class B	$1,000.00	$946.10	$9.81	$1,000.00	$1,015.12	$10.16	2.00%	184	365
Class C	$1,000.00	$945.70	$9.81	$1,000.00	$1,015.12	$10.16	2.00%	184	365
Class I	$1,000.00	$950.40	$4.77	$1,000.00	$1,020.32	$4.94	0.97%	184	365
Class R3	$1,000.00	$948.40	$7.12	$1,000.00	$1,017.90	$7.38	1.45%	184	365
Class R4	$1,000.00	$950.00	$5.65	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class R5	$1,000.00	$951.70	$4.18	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class Y	$1,000.00	$951.80	$3.94	$1,000.00	$1,021.17	$4.08	0.80%	184	365

Hartford International Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Annualized Expense Ratio	Days in the Current 1/2 year	Days in the Full Year
Class A	$1,000.00	$926.10	$6.51	$1,000.00	$1,018.45	$6.82	1.34%	184	365
Class B	$1,000.00	$923.00	$10.13	$1,000.00	$1,014.67	$10.61	2.09%	184	365
Class C	$1,000.00	$922.50	$10.13	$1,000.00	$1,014.67	$10.61	2.09%	184	365
Class I	$1,000.00	$928.40	$5.06	$1,000.00	$1,019.96	$5.30	1.04%	184	365
Class R3	$1,000.00	$925.30	$7.67	$1,000.00	$1,017.24	$8.03	1.58%	184	365
Class R4	$1,000.00	$926.40	$6.22	$1,000.00	$1,018.75	$6.51	1.28%	184	365
Class R5	$1,000.00	$927.50	$4.76	$1,000.00	$1,020.27	$4.99	0.98%	184	365
Class Y	$1,000.00	$927.50	$4.42	$1,000.00	$1,020.62	$4.63	0.91%	184	365

30

International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford International Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Annualized Expense Ratio	Days in the Current 1/2 year	Days in the Full Year
Class A	$1,000.00	$925.20	$6.70	$1,000.00	$1,018.25	$7.02	1.38%	184	365
Class B	$1,000.00	$921.60	$10.32	$1,000.00	$1,014.47	$10.82	2.13%	184	365
Class C	$1,000.00	$921.60	$10.17	$1,000.00	$1,014.62	$10.66	2.10%	184	365
Class I	$1,000.00	$926.90	$4.86	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class R3	$1,000.00	$924.60	$7.76	$1,000.00	$1,017.14	$8.13	1.60%	184	365
Class R4	$1,000.00	$925.80	$6.31	$1,000.00	$1,018.65	$6.61	1.30%	184	365
Class R5	$1,000.00	$926.90	$4.86	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class Y	$1,000.00	$927.80	$4.62	$1,000.00	$1,020.42	$4.84	0.95%	184	365

The Hartford International Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Annualized Expense Ratio	Days in the Current 1/2 year	Days in the Full Year
Class A	$1,000.00	$955.10	$5.86	$1,000.00	$1,019.21	$6.06	1.19%	184	365
Class B	$1,000.00	$951.40	$9.98	$1,000.00	$1,014.97	$10.31	2.03%	184	365
Class C	$1,000.00	$951.40	$9.49	$1,000.00	$1,015.48	$9.80	1.93%	184	365
Class I	$1,000.00	$956.80	$4.09	$1,000.00	$1,021.02	$4.23	0.83%	184	365
Class R3	$1,000.00	$954.00	$7.09	$1,000.00	$1,017.95	$7.32	1.44%	184	365
Class R4	$1,000.00	$955.30	$5.62	$1,000.00	$1,019.46	$5.80	1.14%	184	365
Class R5	$1,000.00	$956.80	$4.14	$1,000.00	$1,020.97	$4.28	0.84%	184	365
Class R6	$1,000.00	$957.00	$4.19	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class Y	$1,000.00	$957.00	$3.65	$1,000.00	$1,021.48	$3.77	0.74%	184	365

The Hartford International Small Company Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Annualized Expense Ratio	Days in the Current 1/2 year	Days in the Full Year
Class A	$1,000.00	$993.20	$7.28	$1,000.00	$1,017.90	$7.38	1.45%	184	365
Class B	$1,000.00	$991.20	$9.99	$1,000.00	$1,015.17	$10.11	1.99%	184	365
Class C	$1,000.00	$989.50	$10.93	$1,000.00	$1,014.22	$11.07	2.18%	184	365
Class I	$1,000.00	$994.50	$5.28	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class R3	$1,000.00	$991.80	$8.28	$1,000.00	$1,016.89	$8.39	1.65%	184	365
Class R4	$1,000.00	$993.20	$6.78	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class R5	$1,000.00	$995.30	$5.28	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class Y	$1,000.00	$994.60	$4.93	$1,000.00	$1,020.27	$4.99	0.98%	184	365

31

International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford International Value Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the period May 1, 2015 through October 31, 2015	Annualized Expense Ratio	Days in the Current 1/2 year	Days in the Full Year
Class A	$1,000.00	$917.90	$6.57	$1,000.00	$1,018.35	$6.92	1.36%	184	365
Class C	$1,000.00	$914.80	$9.75	$1,000.00	$1,015.02	$10.26	2.02%	184	365
Class I	$1,000.00	$919.20	$4.74	$1,000.00	$1,020.27	$4.99	0.98%	184	365
Class R3	$1,000.00	$916.60	$7.73	$1,000.00	$1,017.14	$8.13	1.60%	184	365
Class R4	$1,000.00	$917.60	$6.28	$1,000.00	$1,018.65	$6.61	1.30%	184	365
Class R5	$1,000.00	$919.30	$4.79	$1,000.00	$1,020.22	$5.04	0.99%	184	365
Class Y	$1,000.00	$920.00	$4.36	$1,000.00	$1,020.67	$4.58	0.90%	184	365

32

Hartford Emerging Markets Equity Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8%
	Brazil - 6.2%
318,617	Banco Bradesco S.A. ADR	$1,733,277
229,747	Banco do Brasil S.A.	951,384
126,160	BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	372,930
225,187	Cia Energetica de Minas Gerais ADR	439,115
77,190	Fibria Celulose S.A.	1,053,605
105,603	Itau Unibanco Holding S.A. (Preference Shares)	724,822
438,447	JBS S.A.	1,620,067
160,004	MRV Engenharia e Participacoes S.A.	307,848
59,400	Multiplus S.A.	528,917
86,982	Porto Seguro S.A.	729,182
87,081	Raia Drogasil S.A.	902,975
31,687	Smiles S.A.	247,314
72,600	Suzano Papel e Celulose S.A. Class A, (Preference Shares)	311,556
17,500	Telefonica Brasil S.A. (Preference Shares)	181,283
141,600	Vale S.A. (Preference Shares)	515,136
23,400	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A	265,700
234,279	Via Varejo S.A.	258,180

		11,143,291

	Cayman Islands - 0.2%
48,722	Chlitina Holding Ltd.	397,133

	Chile - 1.3%
171,375	Enersis S.A. ADR	2,270,719

	China - 17.3%
1,077,547	Agile Property Holdings Ltd.	586,577
1,345,693	Bank of China Ltd. Class H	634,577
2,589,864	Bank of Communications Co., Ltd. Class H	1,910,281
667,763	Beijing Capital International Airport Co., Ltd. Class H	714,739
2,502,372	China Cinda Asset Management Co., Ltd. Class H	972,912
1,456,176	China Communications Services Corp. Ltd. Class H	584,148
5,344,260	China Construction Bank Corp. Class H	3,873,284
784,200	China Everbright Bank Co., Ltd. Class H	384,306
695,686	China Galaxy Securities Co., Ltd. Class H	602,153
475,031	China Petroleum & Chemical Corp. Class H	342,423
448,648	China Southern Airlines Co., Ltd. Class H	381,466
2,143,763	China Telecom Corp. Ltd. Class H	1,118,233
569,500	Chongqing Rural Commercial Bank Co., Ltd. Class H	357,661
2,163,800	CNOOC Ltd.	2,444,037
460,200	Dongfeng Motor Group Co., Ltd. Class H	660,571
1,502,329	Geely Automobile Holdings Ltd.	801,144
138,723	Greatview Aseptic Packaging Co., Ltd.	65,125
316,593	Greentown China Holdings Ltd.*	276,916
434,933	Guangzhou R&F Properties Co., Ltd.	431,652
232,552	Haitong Securities Co., Ltd. Class H	404,616
5,398,570	Industrial & Commercial Bank of China Ltd. Class H	3,424,340
793,223	KWG Property Holding Ltd.	571,971
239,000	Longfor Properties Co., Ltd.	320,224
7,407	NetEase, Inc. ADR	1,070,534
2,265,179	People’s Insurance Co. Group of China Ltd. Class H	1,212,278
137,257	Shanghai Pharmaceuticals Holding Co., Ltd. Class H	316,591
2,218,782	Shui On Land Ltd.	610,492

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	China - 17.3% - (continued)
997,284	Sino-Ocean Land Holdings Ltd.	$579,638
1,510,827	Sinopec Shanghai Petrochemical Co., Ltd. Class H*	627,103
232,400	Sinopharm Group Co., Ltd. Class H	957,747
1,248,170	SOHO China Ltd.	641,890
141,479	Tencent Holdings Ltd.	2,666,790
875,868	Universal Health International Group Holding Ltd.	345,580
55,625	Zhuzhou CSR Times Electric Co., Ltd. Class H	360,085

		31,252,084

	Colombia - 1.5%
27,793	Bancolombia S.A. ADR	962,194
485,244	Ecopetrol S.A.	226,123
172,729	Ecopetrol S.A. ADR	1,609,834

		2,798,151

	Czech Republic - 0.3%
30,853	CEZ AS	616,459

	Greece - 0.5%
80,443	Motor Oil Hellas Corinth Refineries S.A.*	992,600

	Hong Kong - 5.5%
1,320,953	AMVIG Holdings Ltd.	606,739
717,186	Belle International Holdings Ltd.	696,127
382,489	China Everbright Ltd.	900,205
364,013	China High Speed Transmission Equipment Group Co., Ltd.*	325,813
1,618,410	China Jinmao Holdings Group Ltd.	445,751
241,400	China Mobile Ltd.	2,894,358
484,700	China Overseas Land & Investment Ltd.	1,565,516
708,812	China Power International Development Ltd.	445,440
339,104	China Unicom Hong Kong Ltd.	413,262
222,299	CITIC Ltd.	414,471
657,809	Ju Teng International Holdings Ltd.	359,746
463,544	Tianjin Development Holdings Ltd.	300,193
3,176,741	Yuexiu Property Co., Ltd.	547,320

		9,914,941

	Hungary - 0.3%
33,000	Richter Gedeon Nyrt	550,472

	India - 7.5%
436,462	Allahabad Bank	500,191
128,523	Apollo Tyres Ltd.	336,862
321,800	Ashok Leyland Ltd.	459,485
42,400	Aurobindo Pharma Ltd.	540,834
35,917	Bharat Petroleum Corp. Ltd.	477,717
214,101	Bharti Infratel Ltd.	1,272,456
20,159	Ceat Ltd.	332,233
72,666	Coal India Ltd.	354,912
216,200	Dish TV India Ltd.*	349,683
75,721	HCL Technologies Ltd.	1,008,532
237,296	Hexaware Technologies Ltd.	868,201
464,884	Idea Cellular Ltd.	993,897
48,400	Infosys Ltd.	840,160
144,914	Marico Ltd.	856,890
995	MRF Ltd.	605,386
130,234	Power Finance Corp. Ltd.	475,683
298,946	Punjab National Bank	585,635
106,408	Rural Electrification Corp. Ltd.	405,330
17,041	SRF Ltd.	343,977
126,000	Sun TV Network Ltd.	763,796
167,891	Union Bank of India	400,836

The accompanying notes are an integral part of these financial statements.

33

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	India - 7.5% - (continued)
65,364	UPL Ltd.	$458,192
15,500	Wockhardt Ltd.	354,076

		13,584,964

	Indonesia - 2.5%
618,300	Matahari Department Store Tbk PT	744,425
4,504,712	Sawit Sumbermas Sarana Tbk PT	624,638
9,634,200	Telekomunikasi Indonesia Persero Tbk PT	1,890,110
713,470	United Tractors Tbk PT	938,703
2,431,500	Vale Indonesia Tbk PT	395,403

		4,593,279

	Malaysia - 1.8%
516,073	Genting Bhd	889,596
749,073	MISC Bhd	1,574,518
268,189	Tenaga Nasional Bhd	788,283

		3,252,397

	Mexico - 4.5%
362,728	America Movil S.A.B. de C.V. Series L	322,810
49,573	El Puerto de Liverpool S.A.B. de C.V. Class C1	690,633
147,655	Gruma S.A.B. de C.V. Class B	2,266,073
155,255	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	1,400,301
1,311,652	Wal-Mart de Mexico S.A.B. de C.V.	3,474,117

		8,153,934

	Philippines - 0.3%
9,840	Globe Telecom, Inc.	477,841

	Poland - 1.2%
48,203	Polski Koncern Naftowy Orlen S.A.	782,019
758,783	Polskie Gornictwo Naftowe i Gazownictwo S.A.	1,344,347

		2,126,366

	Qatar - 1.0%
56,073	Barwa Real Estate Co.	691,978
76,275	Commercial Bank QSC	1,116,985

		1,808,963

	Russia - 3.1%
33,900	Gazprom Neft OAO ADR	383,748
743,963	Gazprom PAO ADR	3,135,307
22,537	Lukoil PJSC ADR	818,671
47,152	Mobile TeleSystems PJSC ADR	331,479
61,091	Sberbank PAO ADR	373,266
53,373	Severstal PAO GDR(1)	627,666

		5,670,137

	South Africa - 7.7%
40,457	Capitec Bank Holdings Ltd.	1,747,677
68,606	Hyprop Investments Ltd. REIT	622,159
188,251	Kumba Iron Ore Ltd.	812,671
129,300	Lewis Group Ltd.	559,469
97,966	Mondi Ltd.	2,276,276
10,623	Naspers Ltd. Class N	1,550,898
1,233,853	Redefine Properties Ltd. REIT	1,029,484
40,642	Sasol Ltd.	1,302,237
104,768	SPAR Group Ltd.	1,503,880
140,708	Telkom S.A. SOC Ltd.	738,884
51,500	Truworths International Ltd.	348,440
134,779	Vodacom Group Ltd.	1,455,765

		13,947,840

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	South Korea - 16.4%
1,740	Amorepacific Corp.	$574,364
3,192	BGF retail Co., Ltd.	475,418
50,219	BS Financial Group, Inc.	614,872
52,000	DGB Financial Group, Inc.	482,348
10,762	GS Retail Co., Ltd.	542,438
54,415	Hana Financial Group, Inc.	1,323,318
1,666	Hanssem Co., Ltd.	340,455
10,831	Hanwha Corp.	355,164
18,839	Hyundai Development Co-Engineering & Construction	756,604
2,000	Hyundai Mobis Co., Ltd.	420,460
13,536	Hyundai Motor Co.	1,848,944
15,797	Hyundai Steel Co.	719,236
52,800	Industrial Bank of Korea	646,314
64,700	JB Financial Group Co., Ltd.	336,374
68,546	KB Financial Group, Inc.	2,171,630
19,295	Kia Motors Corp.	941,829
34,901	Korea Electric Power Corp.	1,571,402
9,700	KT&G Corp.	969,957
5,702	LG Chem Ltd.	1,515,826
23,271	LG International Corp.	710,707
1,752	Lotte Chemical Corp.	367,830
7,320	Samsung Electronics Co., Ltd.	8,779,796
48,662	Shinhan Financial Group Co., Ltd.	1,857,197
54,526	SK Hynix, Inc.	1,459,237

		29,781,720

	Taiwan - 12.8%
43,600	Asustek Computer, Inc.	390,194
1,248,983	AU Optronics Corp.	367,396
88,600	Catcher Technology Co., Ltd.	869,522
1,911,218	Cathay Financial Holding Co., Ltd.	2,722,329
600,926	Compal Electronics, Inc.	373,734
902,348	CTBC Financial Holding Co., Ltd.	494,357
16,000	Eclat Textile Co., Ltd.	235,327
1,464,382	Fubon Financial Holding Co., Ltd.	2,366,912
314,668	Grand Pacific Petrochemical	154,087
1,595,038	Hon Hai Precision Industry Co., Ltd.	4,239,705
163,000	Hota Industrial Manufacturing Co., Ltd.	540,382
2,168,202	Innolux Corp.	727,381
13,906	Largan Precision Co., Ltd.	1,080,617
421,482	Pegatron Corp.	1,029,960
113,070	Radiant Opto-Electronics Corp.	349,911
3,936,656	Shin Kong Financial Holding Co., Ltd.	941,985
338,412	Shin Zu Shing Co., Ltd.	1,091,933
22,934	Silicon Motion Technology Corp. ADR	729,072
898,800	Taiwan Semiconductor Manufacturing Co., Ltd.	3,787,243
674,900	Wan Hai Lines Ltd.	445,857
779,626	Yuanta Financial Holding Co., Ltd.	306,329

		23,244,233

	Thailand - 2.7%
234,700	Delta Electronics Thailand PCL	557,592
2,975,092	IRPC PCL	341,277
2,274,100	Jasmine International PCL	421,988
986,412	PTT Global Chemical PCL	1,567,377
78,781	PTT PCL	609,117
73,023	Siam Cement PCL NVDR	932,194
261,100	Thai Oil PCL	398,248

		4,827,793

The accompanying notes are an integral part of these financial statements.

34

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	Turkey - 1.4%
367,000	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	$355,523
386,965	Eregli Demir ve Celik Fabrikalari T.A.S.	548,415
49,926	Koza Altin Isletmeleri AS	280,261
121,067	TAV Havalimanlari Holding AS	949,742
123,902	Turk Hava Yollari AO*	365,333

		2,499,274

	United Arab Emirates - 0.8%
596,081	Abu Dhabi Commercial Bank PJSC	1,210,082
454,596	Al Waha Capital PJSC	268,723

		1,478,805

	Total Common Stocks (cost $191,910,212)	$175,383,396

EXCHANGE TRADED FUNDS - 0.9%
	Other Investment Pools & Funds - 0.9%
46,100	iShares MSCI Emerging Markets ETF	1,607,507

	Total Exchange Traded Funds (cost $1,642,511)	$1,607,507

	Total Long-Term Investments (cost $193,552,723)	$176,990,903

SHORT-TERM INVESTMENTS - 1.4%
	Other Investment Pools & Funds - 1.4%
2,557,495	BlackRock Liquidity Funds TempFund Portfolio	2,557,495

	Total Short-Term Investments (cost $2,557,495)	$2,557,495

Total Investments (cost $196,110,218)^	99.1%	$179,548,398
Other Assets and Liabilities	0.9%	1,608,396

Total Net Assets	100.0%	$181,156,794

The accompanying notes are an integral part of these financial statements.

35

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $196,275,872 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,336,403
Unrealized Depreciation	(25,063,877)

Net Unrealized Depreciation	$(16,727,474)

*	Non-income producing.

(1)	This security was sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell this security in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell this security outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2015, the aggregate value of this security was $627,666, which represents 0.3% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

36

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Brazil	$11,143,291	$11,143,291	$—	$—
Cayman Islands	397,133	—	397,133	—
Chile	2,270,719	2,270,719	—	—
China	31,252,084	1,452,000	29,800,084	—
Colombia	2,798,151	2,798,151	—	—
Czech Republic	616,459	—	616,459	—
Greece	992,600	—	992,600	—
Hong Kong	9,914,941	606,739	9,308,202	—
Hungary	550,472	—	550,472	—
India	13,584,964	—	13,584,964	—
Indonesia	4,593,279	—	4,593,279	—
Malaysia	3,252,397	1,574,518	1,677,879	—
Mexico	8,153,934	8,153,934	—	—
Philippines	477,841	—	477,841	—
Poland	2,126,366	—	2,126,366	—
Qatar	1,808,963	—	1,808,963	—
Russia	5,670,137	5,620,137	—	—
South Africa	13,947,840	1,181,628	12,766,212	—
South Korea	29,781,720	969,957	28,811,763	—
Taiwan	23,244,233	729,072	22,515,161	—
Thailand	4,827,793	2,328,222	2,499,571	—
Turkey	2,499,274	—	2,499,274	—
United Arab Emirates	1,478,805	—	1,478,805	—
Exchange Traded Funds	1,607,507	1,607,507	—	—
Short-Term Investments	2,557,495	2,557,495	—	—

Total	$179,548,398	$43,043,370	$136,505,028	$—

(1)	For the year ended October 31, 2015, investments valued at $3,948,850 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Warrants	Total
Beginning balance	$816,910	$816,910
Purchases	—	—
Sales	(830,238)	(830,238)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	476,020	476,020
Net change in unrealized appreciation/depreciation	(462,692)	(462,692)
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $-.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

37

Hartford Global Capital Appreciation Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3%
	Automobiles & Components - 1.8%
2,003,518	Chongqing Changan Automobile Co., Ltd. Class B	$3,687,370
110,346	Delphi Automotive plc	9,179,684
97,008	Fiat Chrysler Automobiles N.V.*	1,429,232
53,128	General Motors Co.	1,854,698
73,700	Honda Motor Co., Ltd.	2,438,028
19,600	Magna International, Inc.	1,033,662
81,400	Nissan Motor Co., Ltd.	843,810
13,700	Toyota Industries Corp.	719,932
21,657	Volkswagen AG (Preference Shares)	2,599,599

		23,786,015

	Banks - 6.6%
5,588,521	Alpha Bank A.E.*	712,512
1,051,078	Axis Bank Ltd.	7,617,457
251,457	Banca Popolare dell-Emilia Romagna SC	2,029,279
3,700	Banco Macro S.A. ADR*	228,401
268,100	Bangkok Bank PCL NVDR	1,259,766
354,995	Bank of America Corp.	5,956,816
4,795,848	Bank of Ireland*	1,783,204
74,581	Bank of Nova Scotia	3,503,815
93,404	BNP Paribas S.A.	5,660,021
947,512	CaixaBank S.A.	3,629,118
2,704,000	China Construction Bank Corp. Class H	1,959,740
213,239	Citigroup, Inc.	11,337,918
95,075	Citizens Financial Group, Inc.	2,310,323
3,222,453	Eurobank Ergasias S.A.*	110,737
486,024	Genworth Mortgage Insurance Australia Ltd.	928,480
175,600	HSBC Holdings plc	1,371,957
1,596,978	ICICI Bank Ltd.	6,752,809
321,230	ICICI Bank Ltd. ADR	2,769,003
32,300	Japan Post Bank Co., Ltd.*	388,125
73,060	JP Morgan Chase & Co.	4,694,105
10,800	M&T Bank Corp.	1,294,380
637,400	Mitsubishi UFJ Financial Group, Inc.	4,122,404
219,616	Nordea Bank AB	2,423,162
3,101,032	Piraeus Bank S.A.*	320,156
62,228	PNC Financial Services Group, Inc.	5,616,699
320,600	Sberbank PAO ADR	1,958,375
108,017	Standard Chartered plc	1,199,057
36,300	Sumitomo Mitsui Financial Group, Inc.	1,448,139
101,490	Svenska Handelsbanken AB Class A	1,378,383
66,863	Wells Fargo & Co.	3,619,963

		88,384,304

	Capital Goods - 7.0%
775,054	Abengoa S.A. Class B	750,641
63,907	AerCap Holdings N.V.*	2,652,140
41,033	Airbus Group SE	2,857,343
24,884	AMETEK, Inc.	1,364,141
141,918	Arcam AB*	2,656,328
84,511	Atlas Copco AB Class A	2,202,415
635,353	Balfour Beatty plc*	2,435,155
434,000	Beijing Enterprises Holdings Ltd.	2,739,731
107,785	Builders FirstSource, Inc.*	1,274,019
1,772,016	Capstone Turbine Corp.*	363,263
23,300	Caterpillar, Inc.	1,700,667
90,982	Cie de Saint-Gobain	3,808,602
213,056	Cobham plc	909,660
28,515	Danaher Corp.	2,660,735
114,600	Denyo Co., Ltd.	1,858,500

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	Capital Goods - 7.0% - (continued)
74,446	DigitalGlobe, Inc.*	$1,111,479
428,510	DMG Mori Co., Ltd.	6,098,428
76,700	Eaton Corp. plc	4,288,297
184,685	Ellaktor S.A.*	363,006
85,486	Fomento de Construcciones y Contratas S.A.*	650,789
50,198	Fortune Brands Home & Security, Inc.	2,626,861
64,954	Generac Holdings, Inc.*	2,049,948
51,900	General Electric Co.	1,500,948
50,515	Honeywell International, Inc.	5,217,189
2,662,195	Jain Irrigation Systems Ltd.	2,510,380
39,400	Joy Global, Inc.	676,892
7,470	KLX, Inc.*	292,152
198,151	Lithium Technology Corp.*(1)(2)	1,085,867
23,073	Lockheed Martin Corp.	5,072,138
33,100	Mitsubishi Corp.	601,777
41,934	Owens Corning	1,909,255
428,586	QinetiQ Group plc	1,476,596
31,969	Rexel S.A.	436,307
18,818	Rheinmetall AG	1,183,593
11,276	Safran S.A.	856,458
153,511	Sandvik AB	1,431,753
555,300	Sanwa Holdings Corp.	4,491,677
50,946	Schneider Electric SE	3,072,815
20,289	Siemens AG	2,037,911
22,239	Sulzer AG	2,247,155
7,199	TransDigm Group, Inc.*	1,582,700
50,142	United Technologies Corp.	4,934,474
40,963	Vallourec S.A.	453,432
17,860	Wabco Holdings, Inc.*	2,004,428
8,765	WESCO International, Inc.*	428,871
14,361	Wienerberger AG	264,776
40,468	Zumtobel Group AG	919,688

		94,111,380

	Commercial & Professional Services - 0.5%
3,540	Clean Harbors, Inc.*	164,575
226,659	Experian plc	3,862,283
2,210	Klarna Holding AB(1)(2)	224,165
79,895	Nippon Kanzai Co., Ltd.	1,230,100
12,032	Stericycle, Inc.*	1,460,324

		6,941,447

	Consumer Durables & Apparel - 2.6%
75,250	Asics Corp.	2,078,457
74,414	Brunello Cucinelli S.p.A.	1,345,951
116,525	Burberry Group plc	2,380,152
3,247,000	Cosmo Lady China Holdings Co., Ltd.(3)	3,229,991
283,810	Crocs, Inc.*	3,065,148
57,222	Electrolux AB Series B	1,683,492
10,722,000	Global Brands Group Holding Ltd.*	2,222,936
19,633	Harman International Industries, Inc.	2,158,845
53,297	Kate Spade & Co.*	957,747
20,804	Luxottica Group S.p.A.	1,458,367
277,100	PulteGroup, Inc.	5,079,243
16,500	Ralph Lauren Corp.	1,827,705
1,136,180	Samsonite International S.A.	3,364,298
136,320	Sony Corp.	3,874,951
44,200	Vera Bradley, Inc.*	552,942

		35,280,225

The accompanying notes are an integral part of these financial statements.

38

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	Consumer Services - 3.0%
5,287	Chipotle Mexican Grill, Inc.*	$3,384,896
212,510	Compass Group plc	3,653,237
92,790	Hilton Worldwide Holdings, Inc.	2,318,822
614,436	Kroton Educacional S.A.	1,570,922
151,868	Las Vegas Sands Corp.	7,518,985
56,420	LifeLock, Inc.*	790,444
1,217,500	Mandarin Oriental International Ltd.	1,862,775
61,874	McDonald’s Corp.	6,945,357
100,429	New Oriental Education & Technology Group, Inc. ADR	2,762,802
136,613	OPAP S.A.	1,214,112
869,600	Sands China Ltd.	3,131,388
35,115	Wyndham Worldwide Corp.	2,856,605
542,800	Wynn Macau Ltd.	745,174
24,610	Wynn Resorts Ltd.	1,721,470

		40,476,989

	Diversified Financials - 3.4%
230,468	Anima Holding S.p.A.(3)	2,256,573
44,023	Banca Generali S.p.A.	1,355,896
4,404	BlackRock, Inc.	1,550,076
155,462	EFG International AG	1,561,776
12,385	Goldman Sachs Group, Inc.	2,322,188
612,027	Henderson Group plc	2,697,721
50,000	Hong Kong Exchanges and Clearing Ltd.	1,308,442
248,500	Ichiyoshi Securities Co., Ltd.	2,286,448
11,397	Intercontinental Exchange, Inc.	2,876,603
71,184	Julius Baer Group Ltd.*	3,529,481
93,995	LendingClub Corp. PIPE*	1,332,849
9,971	MarketAxess Holdings, Inc.	1,010,162
110,457	Markit, Ltd.*	3,368,938
67,790	Matsui Securities Co., Ltd.	597,841
14,939	McGraw Hill Financial, Inc.	1,383,949
157,800	Mitsubishi UFJ Lease & Finance Co., Ltd.	828,253
21,502	MSCI, Inc.	1,440,634
30,756	Northern Trust Corp.	2,164,915
58,500	Solar Cayman Ltd.*(1)(2)(3)	4,095
160,213	Springleaf Holdings, Inc.*	7,515,592
145,640	UBS Group AG	2,908,784
55,164	Wisdomtree Investments, Inc.	1,060,804

		45,362,020

	Energy - 5.2%
33,945	Anadarko Petroleum Corp.	2,270,242
61,980	Cabot Oil & Gas Corp.	1,345,586
135,791	Canadian Natural Resources Ltd.	3,152,114
82,448	Chevron Corp.	7,492,874
6,286,200	China Suntien Green Energy Corp. Ltd. Class H	1,120,784
585,181	Cobalt International Energy, Inc.*	4,488,338
4,300	Concho Resources, Inc.*	498,413
22,782	Continental Resources, Inc.*	772,538
23,400	Diamondback Energy, Inc.*	1,727,856
38,717	Ensco plc Class A	643,864
203,641	Halliburton Co.	7,815,742
27,260	Helmerich & Payne, Inc.	1,533,920
5,725,000	Hilong Holding Ltd.	1,209,700
132,775	Imperial Oil Ltd.	4,418,048
699,983	Karoon Gas Australia Ltd.*	878,538
60,297	Laredo Petroleum, Inc.*	692,210
185,200	Marathon Oil Corp.	3,403,976
206,829	McDermott International, Inc.*	953,482

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	Energy - 5.2% - (continued)
26,130	National Oilwell Varco, Inc.	$983,533
5,743	Newfield Exploration Co.*	230,811
61,371	Patterson-UTI Energy, Inc.	913,814
2,000,000	PetroChina Co., Ltd. Class H	1,565,808
104,281	Petroleum Geo-Services ASA	436,337
62,260	Pioneer Natural Resources Co.	8,538,336
49,959	Rice Energy, Inc.*	762,374
65,000	Royal Dutch Shell plc Class B	1,702,018
21,320	Schlumberger Ltd.	1,666,371
419,937	Southwestern Energy Co.*	4,636,104
40,652	Total S.A.	1,965,883
683,380	Trican Well Service Ltd.*	454,681
98,188	Tsakos Energy Navigation Ltd.	880,746
53,256	Whiting Petroleum Corp.*	917,601

		70,072,642

	Food & Staples Retailing - 1.1%
8,510	Ain Pharmaciez, Inc.	402,853
28,600	Alimentation Couche-Tard, Inc. Class B	1,230,308
9,110	CVS Health Corp.	899,886
5,394	E-Mart, Inc.	1,003,428
55,080	Seven & I Holdings Co., Ltd.	2,501,998
72,458	Wal-Mart Stores, Inc.	4,147,496
58,871	Walgreens Boots Alliance, Inc.	4,985,196

		15,171,165

	Food, Beverage & Tobacco - 5.0%
24,153	Anheuser-Busch InBev N.V.	2,882,047
172,278	British American Tobacco plc	10,234,959
1,000,654	C&C Group plc	3,984,442
168,950	Coca-Cola Co.	7,155,033
27,144	ConAgra Foods, Inc.	1,100,689
161,750	Diageo plc	4,663,241
228,477	Greencore Group plc	1,062,347
26,409	Heineken N.V.	2,405,407
11,663	Kraft Heinz Co.	909,364
14,590	Molson Coors Brewing Co. Class B	1,285,379
254,802	Mondelez International, Inc. Class A	11,761,660
48,252	Monster Beverage Corp.*	6,577,713
57,880	Nestle S.A.	4,420,523
172,180	Nomad Foods Ltd.*	2,513,828
44,730	Post Holdings, Inc.*	2,874,797
617,789	Vina Concha y Toro S.A.	1,050,835
727,419	Yantai Changyu Pioneer Wine Co., Ltd. Class B	2,311,218

		67,193,482

	Health Care Equipment & Services - 3.0%
32,141	Becton Dickinson and Co.	4,580,735
120,430	Boston Scientific Corp.*	2,201,460
50,719	Cardinal Health, Inc.	4,169,102
1,847,640	CareView Communications, Inc.*	577,942
54,246	Cerner Corp.*	3,595,967
114,345	Corindus Vascular Robotics, Inc.*	365,904
7,003	Edwards Lifesciences Corp.*	1,100,522
20,686	Essilor International S.A.	2,715,315
82,946	HCA Holdings, Inc.*	5,705,855
50,201	Medtronic plc	3,710,858
50,400	Paramount Bed Holdings Co., Ltd.	1,616,587
61,055	UnitedHealth Group, Inc.	7,191,058
80,223	Veeva Systems, Inc. Class A*	2,035,258

		39,566,563

The accompanying notes are an integral part of these financial statements.

39

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	Household & Personal Products - 1.8%
178,505	Avon Products, Inc.	$719,375
24,717	Beiersdorf AG	2,347,518
45,479	Colgate-Palmolive Co.	3,017,532
49,541	Estee Lauder Cos., Inc. Class A	3,986,069
6,670	Kose Corp.	651,389
1,213	LG Household & Health Care Ltd.	1,003,725
47,536	Procter & Gamble Co.	3,630,800
38,809	Reckitt Benckiser Group plc	3,787,388
109,815	Unilever N.V.	4,939,479

		24,083,275

	Insurance - 3.7%
44,645	ACE Ltd.	5,068,993
35,731	Ageas	1,575,660
176,574	American International Group, Inc.	11,134,756
113,872	Assicurazioni Generali S.p.A.	2,157,483
594,000	China Life Insurance Co., Ltd. Class H	2,142,013
130,249	Delta Lloyd N.V.	1,026,366
9,600	Japan Post Insurance Co., Ltd.	175,023
28,200	Marsh & McLennan Cos., Inc.	1,571,868
122,388	MetLife, Inc.	6,165,907
52,630	Principal Financial Group, Inc.	2,639,921
43,000	Prudential Financial, Inc.	3,547,500
285,700	T&D Holdings, Inc.	3,754,302
52,048	Torchmark Corp.	3,019,305
53,779	Unum Group	1,863,442
16,308	Zurich Insurance Group AG*	4,303,680

		50,146,219

	Materials - 5.3%
15,600	Agrium, Inc.	1,451,892
32,539	Akzo Nobel N.V.	2,301,495
259,557	BRAAS Monier Building Group S.A.	6,795,501
16,435	Buzzi Unicem S.p.A.	278,082
43,577	Cabot Corp.	1,566,157
34,970	Celanese Corp. Series A	2,484,618
60,600	Chemours Co.	419,958
85,393	Constellium N.V. Class A*	321,932
129,311	CRH plc	3,538,596
32,340	Crown Holdings, Inc.*	1,715,314
42,300	E.I. DuPont de Nemours & Co.	2,681,820
100,340	International Paper Co.	4,283,514
850,401	Ivanhoe Mines Ltd. Class A*	455,247
60,959	Louisiana-Pacific Corp.*	1,076,536
245,203	Methanex Corp.	9,785,951
242,250	Norbord, Inc.	4,577,851
19,458	Packaging Corp. of America	1,331,900
196,598	Platform Specialty Products Corp.*	2,052,483
45,736	Praxair, Inc.	5,080,812
65,208	Reliance Steel & Aluminum Co.	3,909,872
53,339	Rio Tinto plc ADR	1,947,407
14,500	Shin-Etsu Chemical Co., Ltd.	862,303
26,888	Smurfit Kappa Group plc	765,206
519,000	Sumitomo Osaka Cement Co., Ltd.	1,999,979
22,100	Syngenta AG ADR	1,487,109
358,000	Taiheiyo Cement Corp.	1,180,227
76,277	Wacker Chemie AG	6,693,830

		71,045,592

	Media - 1.3%
80,100	Quebecor, Inc. Class B	1,886,111
110,736	SES S.A.	3,267,305

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	Media - 1.3% - (continued)
621,609	Sky plc	$10,490,099
57,437	Wolters Kluwer N.V.	1,941,215

		17,584,730

	Pharmaceuticals, Biotechnology & Life Sciences - 12.4%
4,246	Agios Pharmaceuticals, Inc.*	309,364
12,195	Alkermes plc*	877,064
48,048	Allergan plc*	14,821,367
9,583	Alnylam Pharmaceuticals, Inc.*	823,659
284,903	Arena Pharmaceuticals, Inc.*	538,467
187,723	AstraZeneca plc	11,964,055
261,568	AstraZeneca plc ADR	8,341,403
7,344	Biogen, Inc.*	2,133,505
402,889	Bristol-Myers Squibb Co.	26,570,530
11,057	Celgene Corp.*	1,356,804
232,200	Eisai Co., Ltd.	14,524,014
12,459	Five Prime Therapeutics, Inc.*	400,557
9,033	Illumina, Inc.*	1,294,248
10,704	Incyte Corp.*	1,258,041
49,850	Johnson & Johnson	5,036,345
440,101	Merck & Co., Inc.	24,055,921
290,461	Mylan N.V.*	12,806,425
28,923	Novartis AG	2,620,096
44,500	Ono Pharmaceutical Co., Ltd.	6,096,263
84,713	Portola Pharmaceuticals, Inc.*	4,033,186
4,939	PTC Therapeutics, Inc.*	122,833
6,799	Regeneron Pharmaceuticals, Inc.*	3,789,695
34,717	Roche Holding AG	9,425,626
18,568	TESARO, Inc.*	844,287
1,063,742	TherapeuticsMD, Inc.*	6,244,166
58,927	UCB S.A.	5,093,527
9,110	Vertex Pharmaceuticals, Inc.*	1,136,381

		166,517,829

	Real Estate - 3.0%
54,104	American Tower Corp. REIT	5,531,052
6,772	AvalonBay Communities, Inc. REIT	1,183,949
115,020	Castellum AB	1,721,560
58,500	CBRE Group, Inc. Class A*	2,180,880
197,600	City Developments Ltd.	1,118,280
54,702	Columbia Property Trust, Inc. REIT	1,358,798
142,745	Grivalia Properties REIC AE	1,300,948
709,258	Hibernia plc REIT	1,055,031
65,200	Host Hotels & Resorts, Inc. REIT	1,129,916
20,752	ICADE REIT	1,533,522
201,605	Intu Properties plc REIT	1,073,211
87,896	Kennedy-Wilson Holdings, Inc. REIT	2,155,210
665,800	Leopalace21 Corp.*	3,547,330
1,662,598	New South Resources Ltd.*	1,860,081
100,575	Realogy Holdings Corp.*	3,932,482
4,670	Relo Holdings, Inc.	502,140
45,800	Sumitomo Real Estate Sales Co., Ltd.	1,055,124
111,371	UNITE Group plc	1,139,754
207,001	Vonovia SE	6,900,157
4,081	WeWork Companies, Inc. Class A*(1)(2)	120,800

		40,400,225

	Retailing - 3.3%
25,808	Advance Auto Parts, Inc.	5,121,081
727,000	Allstar Co.(1)(2)	421,660
21,930	Amazon.com, Inc.*	13,725,987
291,132	Groupon, Inc.*	1,080,100

The accompanying notes are an integral part of these financial statements.

40

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	Retailing - 3.3% - (continued)
5,968	Honest Co.*(1)(2)	$245,759
11,169	HSN, Inc.	690,803
3,140	Hyundai Home Shopping Network Corp.	335,250
5,907	JAND, Inc. Class A*(1)(2)	61,059
162,712	JUMBO S.A.	1,579,157
30,189	Lowe’s Cos., Inc.	2,228,854
475,000	Luk Fook Holdings International Ltd.	1,222,288
134,477	Marks & Spencer Group plc	1,061,866
2,407	Priceline Group, Inc.*	3,500,356
154,135	Rent-A-Center, Inc.	2,834,542
6,386	Signet Jewelers Ltd.	963,903
21,475	Staples, Inc.	278,960
65,656	TJX Cos., Inc.	4,805,362
91,080	Urban Outfitters, Inc.*	2,604,888
72,015	Vipshop Holdings Ltd. ADR*	1,477,748
544,555	Zhongsheng Group Holdings Ltd.	225,628

		44,465,251

	Semiconductors & Semiconductor Equipment - 3.5%
199,676	Cypress Semiconductor Corp.	2,104,585
9,523,035	GCL-Poly Energy Holdings Ltd.*	1,966,974
381,767	Globalwafers Co., Ltd.	816,653
316,840	Intel Corp.	10,728,202
186,261	Maxim Integrated Products, Inc.	7,632,976
105,569	Micron Technology, Inc.*	1,748,223
27,352	NXP Semiconductors N.V.*	2,143,029
34,000	Silicon Motion Technology Corp. ADR	1,080,860
63,454	SK Hynix, Inc.	1,698,170
465,230	Sumco Corp.	4,689,845
77,361	SunEdison Semiconductor Ltd.*	831,631
313,536	SunEdison, Inc.*	2,288,813
285,375	SunPower Corp.*	7,659,465
14,900	Synaptics, Inc.*	1,267,841

		46,657,267

	Software & Services - 10.3%
10,655	58.com, Inc. ADR*	559,281
77,955	Accenture plc Class A	8,356,776
238,667	Activision Blizzard, Inc.	8,296,065
15,870	Adobe Systems, Inc.*	1,407,034
139,611	Alibaba Group Holding Ltd. ADR*	11,703,590
14,062	Alphabet, Inc. Class A*	10,369,178
18,709	Alphabet, Inc. Class C*	13,298,544
19,507	Apigee Corp.*	188,243
42,557	Automatic Data Processing, Inc.	3,702,033
31,887	Baidu, Inc. ADR*	5,977,856
19,630	Bitauto Holdings Ltd. ADR*	626,197
62,965	ChinaCache International Holdings Ltd. ADR*	472,867
20,210	CoStar Group, Inc.*	4,104,045
238,890	Enernoc, Inc.*	1,872,898
44,245	Envestnet, Inc.*	1,321,156
51,457	Facebook, Inc. Class A*	5,247,070
258,000	Fujitsu Ltd.	1,219,467
114,233	Gogo, Inc.*	1,614,112
100,600	Kakaku.com, Inc.	1,876,717
345,446	Microsoft Corp.	18,184,278
194,425	Monster Worldwide, Inc.*	1,219,045
3,881	NAVER Corp.	2,037,816
29,790	Nintendo Co., Ltd.	4,762,426
578,604	Optimal Payments plc*	2,703,135
116,740	Oracle Corp.	4,534,182

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	Software & Services - 10.3% - (continued)
13,034	Pandora Media, Inc.*	$150,021
271,322	Quotient Technology, Inc.*	1,503,124
19,800	ServiceNow, Inc.*	1,616,670
28,130	Shutterstock, Inc.*	801,142
106,048	Tangoe, Inc.*	878,077
177,900	Tencent Holdings Ltd.	3,353,303
41,276	Verint Systems, Inc.*	1,963,912
31,810	Weibo Corp. ADR*	512,777
41,431	Workday, Inc. Class A*	3,271,806
97,250	Xura, Inc.*	2,516,830
165,480	Yandex N.V. Class A*	2,664,228
22,561	Zillow Group, Inc. Class A*	695,104
81,678	Zillow Group, Inc. Class C*	2,261,664

		137,842,669

	Technology Hardware & Equipment - 2.2%
32,930	Alps Electric Co., Ltd.	1,022,120
138,438	ARRIS Group, Inc.*	3,912,258
359,132	Cisco Systems, Inc.	10,360,958
19,005	Motorola Solutions, Inc.	1,329,780
1,106,751	ParkerVision, Inc.*	232,860
3,047	Pure Storage, Inc. Class A*	53,719
52,900	Qualcomm, Inc.	3,143,318
115,600	Ruckus Wireless, Inc.*	1,303,968
1,776	Samsung Electronics Co., Ltd.	2,130,180
53,562	Stratasys Ltd.*	1,365,831
33,050	Western Digital Corp.	2,208,401
2,232,000	WPG Holdings Ltd.	2,329,029

		29,392,422

	Telecommunication Services - 1.9%
177,288	Bharti Infratel Ltd.	1,053,668
209,418	Hellenic Telecommunications Organization S.A.	1,960,409
15,055	Level 3 Communications, Inc.*	767,052
187,800	Nippon Telegraph & Telephone Corp.	6,885,005
153,200	NTT DoCoMo, Inc.	2,983,644
41,195	SoftBank Group Corp.	2,308,070
1,086,635	Telecom Italia S.p.A.*	1,515,944
319,837	Telenor ASA	6,025,138
471,100	Total Access Communication PCL	900,676
77,400	Total Access Communication PCL NVDR	147,755
33,200	Verizon Communications, Inc.	1,556,416

		26,103,777

	Transportation - 3.7%
4,527,470	AirAsia Bhd	1,554,815
44,470	American Airlines Group, Inc.	2,055,403
81,560	Canadian National Railway Co.	4,981,797
149,600	CSX Corp.	4,037,704
108,825	Deutsche Lufthansa AG*	1,607,099
43,720	Deutsche Post AG	1,298,762
35,700	Genesee & Wyoming, Inc. Class A*	2,395,470
98,661	Groupe Eurotunnel SE	1,381,076
289,000	Hertz Global Holdings, Inc.*	5,635,500
76,800	Hitachi Transport System Ltd.	1,352,013
1,494	JEJUAIR Co., Ltd.*	39,314
2,498,000	Jiangsu Expressway Co., Ltd. Class H	3,377,521
12,816	Kuehne + Nagel International AG	1,775,753
282,250	Scorpio Bulkers, Inc.*	395,150
198,925	Swift Transportation Co.*	3,109,198
110,900	United Continental Holdings, Inc.*	6,688,379

The accompanying notes are an integral part of these financial statements.

41

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	Transportation - 3.7% - (continued)
52,862	United Parcel Service, Inc. Class B	$5,445,843
101,085	XPO Logistics, Inc.*	2,806,120

		49,936,917

	Utilities - 2.7%
597,133	Centrica plc	2,077,769
7,627,205	China Longyuan Power Group Corp. Ltd. Class H	6,973,139
380,000	China Resources Gas Group Ltd.	1,042,357
27,200	Edison International	1,646,144
46,300	Exelon Corp.	1,292,696
88,874	Gas Natural SDG S.A.	1,922,506
1,772,110	Guangdong Investment Ltd.	2,492,225
159,000	Hokkaido Electric Power Co., Inc.*	1,698,531
5,094,000	Huadian Fuxin Energy Corp. Ltd. Class H	1,560,643
5,152,000	Huaneng Renewables Corp. Ltd. Class H	1,599,966
115,300	Kyushu Electric Power Co., Inc.*	1,391,525
269,959	National Grid plc	3,845,533
1,505,286	NTPC Ltd.	3,056,159
360,655	Power Assets Holdings Ltd.	3,587,222
371,588	Snam S.p.A.	1,922,966
20,700	Xcel Energy, Inc.	737,541

		36,846,922

	Total Common Stocks (cost $1,321,859,201)	$1,267,369,327

EXCHANGE TRADED FUNDS - 0.9%
	Other Investment Pools & Funds - 0.9%
206,957	iShares MSCI ACWI ETF	$12,017,993

	Total Exchange Traded Funds (cost $11,726,183)	$12,017,993

PREFERRED STOCKS - 1.7%
	Consumer Durables & Apparel - 0.1%
46,766	One Kings Lane, Inc.*(1)(2)	$636,485

	Consumer Services - 0.1%
5,648	Airbnb, Inc. Series E*(1)(2)	473,217
121,867	Draftkings, Inc.*(1)(2)	794,037

		1,267,254

	Health Care Equipment & Services - 0.1%
472,556	Corindus Vascular Robotics, Inc.	1,512,179

	Materials - 0.0%
15,711	Rubicon Minerals Corp.(1)(2)	268,799

	Real Estate - 0.1%
123,147	Redfin Corp. Series G*(1)(2)	365,492
20,282	WeWork Companies, Inc. Class D-1*(1)(2)	600,359
15,935	WeWork Companies, Inc. Class D-2*(1)(2)	471,686

		1,437,537

	Retailing - 0.3%
22,505	Forward Ventures, Inc.*(1)(2)	887,822
13,190	JAND, Inc. Series D*(1)(2)	136,342
39,437	Tory Burch LLC*(1)(2)	2,150,890

		3,175,054

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 1.7% - (continued)
	Software & Services - 0.9%
75,898	Birst, Inc. Series F*(1)(2)	$398,981
14,984	Cloudera, Inc.*(1)(2)	454,764
10,669	Dropbox, Inc. Series C*(1)(2)	211,673
243,469	Essence Group Holdings Corp.*(1)(2)	394,420
5,988	General Assembly Space, Inc.*(1)(2)	264,183
38,688	Lookout, Inc. Series F*(1)(2)	319,176
51,890	MarkLogic Corp. Series F*(1)(2)	606,594
46,333	Nutanix, Inc.*(1)(2)	833,994
49,947	Pinterest, Inc. Series G*(1)(2)	1,613,583
168,432	Uber Technologies, Inc.*(1)(2)	6,008,761
28,813	Veracode, Inc.*(1)(2)	856,899
160,709	Zuora, Inc. Series F*(1)(2)	549,524

		12,512,552

	Technology Hardware & Equipment - 0.1%
59,775	Pure Storage, Inc.*(1)(2)	961,916

	Telecommunication Services - 0.0%
943	DocuSign, Inc. Series B*(1)(2)	18,379
283	DocuSign, Inc. Series B-1*(1)(2)	5,516
677	DocuSign, Inc. Series D*(1)(2)	13,195
17,536	DocuSign, Inc. Series E*(1)(2)	341,776
3,559	DocuSign, Inc. Series F*(1)(2)	69,365

		448,231

	Total Preferred Stocks (cost $17,934,235)	$22,220,007

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
13,926	Honest Co. Series C *(1)(2)	$573,467

	Total Convertible Preferred Stocks (cost $376,800)	$573,467

	Total Long-Term Investments (cost $1,351,896,419)	$1,302,180,794

SHORT-TERM INVESTMENTS - 2.9%
	Other Investment Pools & Funds - 2.9%
39,565,963	BlackRock Liquidity Funds TempFund Portfolio	$39,565,963

	Total Short-Term Investments (cost $39,565,963)	$39,565,963

Total Investments (cost $1,391,462,382)^	99.8%	$1,341,746,757
Other Assets and Liabilities	0.2%	2,045,824

Total Net Assets	100.0%	$1,343,792,581

The accompanying notes are an integral part of these financial statements.

42

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $1,402,300,254 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$97,242,197
Unrealized Depreciation	(157,795,694)

Net Unrealized Depreciation	$(60,553,497)

*	Non-income producing.

(1)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
07/2015	5,648	Airbnb, Inc. Series E Preferred	$525,797
08/2011	727,000	Allstar Co.	316,259
03/2015	75,898	Birst, Inc. Series F Preferred	443,313
02/2014	14,984	Cloudera, Inc. Preferred	218,167
02/2014	943	DocuSign, Inc. Series B Preferred	12,384
02/2014	283	DocuSign, Inc. Series B-1 Preferred	3,716
02/2014	677	DocuSign, Inc. Series D Preferred	8,891
02/2014	17,536	DocuSign, Inc. Series E Preferred	230,290
04/2015	3,559	DocuSign, Inc. Series F Preferred	67,952
12/2014	121,867	Draftkings, Inc. Preferred	219,517
01/2014	10,669	Dropbox, Inc. Series C Preferred	203,791
05/2014	243,469	Essence Group Holdings Corp. Preferred	384,997
11/2014	22,505	Forward Ventures, Inc. Preferred	700,608
07/2015	5,988	General Assembly Space, Inc. Preferred	293,537
08/2014	5,968	Honest Co.	161,478
08/2014	13,926	Honest Co. Series C Convertible Preferred	376,800
04/2015	5,907	JAND, Inc. Class A	67,844
04/2015	13,190	JAND, Inc. Series D Preferred	151,491
08/2015	2,210	Klarna Holding AB	242,394
08/2014	198,151	Lithium Technology Corp.	965,788
07/2014	38,688	Lookout, Inc. Series F Preferred	441,937
04/2015	51,890	MarkLogic Corp. Series F Preferred	602,661
08/2014	46,333	Nutanix, Inc. Preferred	620,700
01/2014	46,766	One Kings Lane, Inc. Preferred	720,992
03/2015	49,947	Pinterest, Inc. Series G Preferred	1,792,870
04/2014	59,775	Pure Storage, Inc. Preferred	940,016
12/2014	123,147	Redfin Corp. Series G Preferred	406,102
09/2015	15,711	Rubicon Minerals Corp. Preferred	313,599
03/2007	58,500	Solar Cayman Ltd.	17,146
11/2013	39,437	Tory Burch LLC Preferred	3,090,928
06/2014	168,432	Uber Technologies, Inc. Preferred	2,612,894
08/2014	28,813	Veracode, Inc. Preferred	532,058
12/2014	4,081	WeWork Companies, Inc. Class A	67,953
12/2014	20,282	WeWork Companies, Inc. Class D-1 Preferred	337,719
12/2014	15,935	WeWork Companies, Inc. Class D-2 Preferred	265,336
01/2015	160,709	Zuora, Inc. Series F Preferred	610,582

			$18,968,507

At October 31, 2015, the aggregate value of these securities were $23,444,700, which represents 1.7% of total net assets.

The accompanying notes are an integral part of these financial statements.

43

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2015

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2015, the aggregate fair value of these securities was $23,444,700, which represents 1.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $5,490,659, which represents 0.4% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Buy	12/16/15	BNP	$4,607,660	$4,530,792	$(76,868)
EUR	Sell	12/16/15	HSBC	4,319,657	4,230,353	89,304
EUR	Sell	12/16/15	JPM	4,319,599	4,230,353	89,246
EUR	Sell	12/16/15	NAB	4,318,084	4,230,353	87,731
GBP	Sell	12/16/15	JPM	2,799,276	2,809,767	(10,491)
JPY	Buy	11/04/15	SSG	569,112	563,166	(5,946)
JPY	Buy	12/16/15	NAB	2,823,579	2,792,832	(30,747)
JPY	Buy	12/16/15	HSBC	2,823,661	2,792,832	(30,829)
JPY	Sell	12/16/15	HSBC	18,381,775	18,359,907	21,868

Total						$133,268

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BNP	BNP Paribas Securities Services
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
NAB	National Australia Bank Limited
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
PIPE	Private Investment in Public Equity
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

44

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$23,786,015	$12,068,044	$11,717,971	$—
Banks	88,384,304	43,677,923	44,706,381	—
Capital Goods	94,111,380	43,710,597	49,314,916	1,085,867
Commercial & Professional Services	6,941,447	1,624,899	5,092,383	224,165
Consumer Durables & Apparel	35,280,225	20,235,919	15,044,306	—
Consumer Services	40,476,989	31,733,078	8,743,911	—
Diversified Financials	45,362,020	27,588,486	17,769,439	4,095
Energy	70,072,642	61,193,574	8,879,068	—
Food & Staples Retailing	15,171,165	11,262,886	3,908,279	—
Food, Beverage & Tobacco	67,193,482	35,229,298	31,964,184	—
Health Care Equipment & Services	39,566,563	35,234,661	4,331,902	—
Household & Personal Products	24,083,275	16,293,255	7,790,020	—
Insurance	50,146,219	35,186,715	14,959,504	—
Materials	71,045,592	46,630,373	24,415,219	—
Media	17,584,730	1,886,111	15,698,619	—
Pharmaceuticals, Biotechnology & Life Sciences	166,517,829	116,794,248	49,723,581	—
Real Estate	40,400,225	18,527,318	21,752,107	120,800
Retailing	44,465,251	39,312,584	4,424,189	728,478
Semiconductors & Semiconductor Equipment	46,657,267	37,485,625	9,171,642	—
Software & Services	137,842,669	121,889,805	15,952,864	—
Technology Hardware & Equipment	29,392,422	23,911,093	5,481,329	—
Telecommunication Services	26,103,777	3,224,144	22,879,633	—
Transportation	49,936,917	37,589,878	12,347,039	—
Utilities	36,846,922	3,676,381	33,170,541	—
Exchange Traded Funds	12,017,993	12,017,993	—	—
Preferred Stocks	22,220,007	1,512,179	—	20,707,828
Convertible Preferred Stocks	573,467	—	—	573,467
Short-Term Investments	39,565,963	39,565,963	—	—
Foreign Currency Contracts(2)	288,149	—	288,149	—

Total	$1,342,034,906	$879,063,030	$439,527,176	$23,444,700

Liabilities
Foreign Currency Contracts(2)	$(154,881)	$—	$(154,881)	$—

Total	$(154,881)	$—	$(154,881)	$—

(1)	For the year ended October 31, 2015, investments valued at $11,985,763 were transferred from Level 1 to Level 2, and investments valued at $6,335,711 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

45

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2015

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Common Stocks	Convertible Preferred Stocks	Preferred Stocks	Total
Beginning balance	$3,504,120	$339,120	$12,374,268	$16,217,508
Purchases	861,043	—	6,731,091	7,592,134
Sales	—	—	(1,950,322)	(1,950,322)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	—	—	431,032	431,032
Net change in unrealized appreciation/depreciation	(53,921)	234,347	4,850,369	5,030,795
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	(2,147,837)	—	(1,728,610)	(3,876,447)

Ending balance	$2,163,405	$573,467	$20,707,828	$23,444,700

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $4,974,847.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

46

Hartford Global Equity Income Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8%
	Canada - 1.0%
31,000	Agrium, Inc.	$2,885,170

	China - 4.3%
5,087,000	China Construction Bank Corp. Class H	3,686,833
4,852,000	Jiangsu Expressway Co., Ltd. Class H	6,560,340
3,346,000	PetroChina Co., Ltd. Class H	2,619,596

		12,866,769

	France - 4.2%
40,539	ICADE REIT	2,995,733
88,901	Schneider Electric SE	5,362,076
86,144	Total S.A.	4,165,822

		12,523,631

	Germany - 4.9%
75,134	Deutsche Post AG	2,231,958
35,495	Siemens AG	3,565,265
265,197	Vonovia SE	8,840,058

		14,637,281

	Hong Kong - 1.1%
343,000	Power Assets Holdings Ltd.	3,411,619

	Italy - 1.4%
223,559	Assicurazioni Generali S.p.A.	4,235,674

	Japan - 9.0%
72,492	Eisai Co., Ltd.	4,534,345
56,900	Mitsubishi Corp.	1,034,475
837,000	Mitsubishi UFJ Financial Group, Inc.	5,413,323
302,900	Nippon Telegraph & Telephone Corp.	11,104,728
267,400	NTT DoCoMo, Inc.	5,207,745

		27,294,616

	Netherlands - 2.7%
41,885	Akzo Nobel N.V.	2,962,541
243,639	Delta Lloyd N.V.	1,919,882
127,786	Royal Dutch Shell plc Class B	3,346,062

		8,228,485

	Norway - 1.6%
256,427	Telenor ASA	4,830,611

	Spain - 2.3%
853,582	CaixaBank S.A.	3,269,352
174,438	Gas Natural SDG S.A.	3,773,411

		7,042,763

	Sweden - 3.4%
197,673	Castellum AB	2,958,667
434,421	Nordea Bank AB	4,793,242
174,417	Svenska Handelsbanken AB Class A	2,368,839

		10,120,748

	Switzerland - 5.8%
33,852	Roche Holding AG	9,190,779
31,837	Zurich Insurance Group AG*	8,401,782

		17,592,561

	United Kingdom - 12.5%
84,912	AstraZeneca plc	5,411,653
33,982	AstraZeneca plc ADR	1,083,686
222,414	British American Tobacco plc	13,213,516
1,166,482	Centrica plc	4,058,861
88,245	Ensco plc Class A	1,467,514
1,098,913	Henderson Group plc	4,843,841

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	United Kingdom - 12.5% - (continued)
323,386	HSBC Holdings plc	$2,526,604
197,738	National Grid plc	2,816,754
210,386	UNITE Group plc	2,153,058

		37,575,487

	United States - 43.6%
8,700	BlackRock, Inc.	3,062,139
63,076	Bristol-Myers Squibb Co.	4,159,862
46,200	Caterpillar, Inc.	3,372,138
55,095	Chevron Corp.	5,007,034
199,300	Cisco Systems, Inc.	5,749,805
93,000	Coca-Cola Co.	3,938,550
6,269	Dropbox, Inc. Class B*(1)(2)	94,599
80,700	E.I. DuPont de Nemours & Co.	5,116,380
77,200	Eaton Corp. plc	4,316,252
49,500	Edison International	2,995,740
102,540	General Electric Co.	2,965,457
335,830	Intel Corp.	11,371,204
204,971	International Paper Co.	8,750,212
77,900	Joy Global, Inc.	1,338,322
81,900	JP Morgan Chase & Co.	5,262,075
22,855	Kraft Heinz Co.	1,782,004
190,900	Marathon Oil Corp.	3,508,742
56,600	Marsh & McLennan Cos., Inc.	3,154,884
271,170	Maxim Integrated Products, Inc.	11,112,547
220,566	Merck & Co., Inc.	12,056,137
54,700	MetLife, Inc.	2,755,786
190,600	Microsoft Corp.	10,033,184
79,300	PNC Financial Services Group, Inc.	7,157,618
24,600	Procter & Gamble Co.	1,878,948
104,300	Qualcomm, Inc.	6,197,506
62,351	Verizon Communications, Inc.	2,923,015
41,000	Xcel Energy, Inc.	1,460,830

		131,520,970

	Total Common Stocks (cost $305,766,017)	$294,766,385

PREFERRED STOCKS - 0.0%
	United States - 0.0%
2,478	Pure Storage, Inc.*(1)(2)	$39,877

	Total Preferred Stocks (cost $38,969)	$39,877

Warrants - 0.0%
	United States - 0.0%
1,471	Imperial Holdings, Inc., Expires 4/11/19*(1)(2)	$—

	Total Warrants (cost $ -)	$—

	Total Long-Term Investments (cost $305,804,986)	$294,806,262

The accompanying notes are an integral part of these financial statements.

47

Hartford Global Equity Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.8%
	Other Investment Pools & Funds - 1.8%
5,448,868	BlackRock Liquidity Funds TempFund Portfolio	$5,448,868

	Total Short-Term Investments (cost $5,448,868)	$5,448,868

Total Investments (cost $311,253,854)^	99.6%	$300,255,130
Other Assets and Liabilities	0.4%	1,278,960

Total Net Assets	100.0%	$301,534,090

The accompanying notes are an integral part of these financial statements.

48

Hartford Global Equity Income Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $311,256,369 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$18,720,610
Unrealized Depreciation	(29,721,849)

Net Unrealized Depreciation	$(11,001,239)

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2015, the aggregate fair value of these securities was $134,476, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
05/2012	6,269	Dropbox, Inc.	$56,745
04/2014	1,471	Imperial Holdings, Inc., Warrants	—
04/2014	2,478	Pure Storage, Inc. Preferred	38,969

			$95,714

At October 31, 2015, the aggregate value of these securities were $134,476, which represents 0.0% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Buy	12/16/15	BNP	$6,905,334	$6,790,135	$(115,199)
EUR	Sell	12/16/15	HSBC	6,013,133	5,888,819	124,314
EUR	Sell	12/16/15	JPM	6,013,052	5,888,819	124,233
EUR	Sell	12/16/15	NAB	6,014,314	5,892,121	122,193

Total						$255,541

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BNP	BNP Paribas Securities Services
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
NAB	National Australia Bank Limited

Currency Abbreviations:
EUR	Euro

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

49

Hartford Global Equity Income Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Canada	$2,885,170	$2,885,170	$—	$—
China	12,866,769	—	12,866,769	—
France	12,523,631	—	12,523,631	—
Germany	14,637,281	—	14,637,281	—
Hong Kong	3,411,619	—	3,411,619	—
Italy	4,235,674	—	4,235,674	—
Japan	27,294,616	—	27,294,616	—
Netherlands	8,228,485	—	8,228,485	—
Norway	4,830,611	—	4,830,611	—
Spain	7,042,763	—	7,042,763	—
Sweden	10,120,748	—	10,120,748	—
Switzerland	17,592,561	—	17,592,561	—
United Kingdom	37,575,487	2,551,200	35,024,287	—
United States	131,520,970	131,426,371	—	94,599
Preferred Stocks	39,877	—	—	39,877
Warrants	—	—	—	—
Short-Term Investments	5,448,868	5,448,868	—	—
Foreign Currency Contracts(2)	370,740	—	370,740	—

Total	$300,625,870	$142,311,609	$158,179,785	$134,476

Liabilities
Foreign Currency Contracts(2)	$(115,199)	$—	$(115,199)	$—

Total	$(115,199)	$—	$(115,199)	$—

(1)	For the year ended October 31, 2015, investments valued at $2,270,790 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Common Stocks	Preferred Stocks	Total
Beginning balance	$97,132	$35,072	$132,204
Purchases	—	—	—
Sales	(15,050)	—	(15,050)
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	7,899	—	7,899
Net change in unrealized appreciation/depreciation	4,618	4,805	9,423
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—

Ending balance	$94,599	$39,877	$134,476

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $13,142.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

50

Hartford International Equity Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.0%
	Argentina - 0.9%
1,459	Banco Macro S.A. ADR*	$90,064
4,453	Grupo Financiero Galicia S.A. ADR	119,118
4,161	Pampa Energia S.A. ADR*	100,780

		309,962

	Australia - 5.0%
4,198	AGL Energy Ltd.	49,783
36,125	Aquarius Platinum Ltd.*	6,544
7,540	Asciano Ltd.	43,909
1,455	ASX Ltd.	42,535
13,381	Aurizon Holdings Ltd.	49,062
23,277	AusNet Services	23,874
6,439	Australia & New Zealand Banking Group Ltd.	124,532
4,182	Bendigo & Adelaide Bank Ltd.	31,725
8,231	Brambles Ltd.	60,613
2,998	Commonwealth Bank of Australia	162,785
7,408	Dexus Property Group REIT	40,665
22,694	Federation Centres REIT	46,880
10,972	Goodman Group REIT	47,074
12,926	GPT Group REIT	43,778
13,164	Insurance Australia Group Ltd.	52,325
28,415	Mirvac Group REIT	36,321
6,086	National Australia Bank Ltd.	129,964
8,865	Qantas Airways Ltd.*	24,971
1,007	Ramsay Health Care Ltd.	44,265
69,216	Resolute Mining Ltd.*	18,493
23,935	Scentre Group REIT	70,205
2,601	Sonic Healthcare Ltd.	35,573
15,367	Stockland REIT	44,104
6,459	Suncorp Group Ltd.	60,001
9,147	Sydney Airport	41,803
12,414	Tatts Group Ltd.	34,855
17,309	Telstra Corp. Ltd.	66,322
9,083	Transurban Group	67,306
3,493	Wesfarmers Ltd.	97,679
6,837	Westpac Banking Corp.	152,287

		1,750,233

	Austria - 0.0%
274	Zumtobel Group AG	6,227

	Belgium - 2.4%
1,938	Ageas	85,462
7,320	AGFA-Gevaert N.V.*	31,203
3,776	Anheuser-Busch InBev N.V.	450,570
1,181	Bekaert S.A.	35,029
698	Colruyt S.A.	34,525
558	Groupe Bruxelles Lambert S.A.	45,293
2,035	Mobistar S.A.*	49,705
1,150	UCB S.A.	99,403

		831,190

	Brazil - 0.5%
10,000	Localiza Rent a Car S.A.	67,418
400	Petro Rio S.A.*	219
6,154	Petroleo Brasileiro S.A. ADR*	30,031
14,150	Suzano Papel e Celulose S.A. Class A, (Preference Shares)	60,723

		158,391

	Canada - 6.6%
784	Atco Ltd. Class I	22,394
1,763	Bank of Montreal	102,523

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.0% - (continued)
	Canada - 6.6% - (continued)
2,742	Bank of Nova Scotia	$128,943
2,960	Barrick Gold Corp.	22,750
979	BCE, Inc.	42,317
2,742	Brookfield Asset Management, Inc. Class A	95,790
1,273	Canadian Imperial Bank of Commerce	97,626
2,057	Canadian National Railway Co.	125,644
4,900	Canadian Natural Resources Ltd.	113,619
392	Canadian Tire Corp. Ltd. Class A	34,481
1,077	Canadian Utilities Ltd. Class A	28,333
6,350	Centerra Gold, Inc.	35,742
1,665	CI Financial Corp.	39,728
686	Dollarama, Inc.	46,340
7,593	Eldorado Gold Corp.	26,575
1,175	Empire Co., Ltd.	24,612
1,809	EnCana Corp.	13,765
1,567	First Capital Realty, Inc.	23,213
1,567	Fortis, Inc.	45,359
392	George Weston Ltd.	33,012
1,861	Great-West Lifeco, Inc.	49,329
1,469	H&R REIT	23,570
979	IGM Financial, Inc.	28,301
686	Intact Financial Corp.	48,995
18,300	Ivanhoe Mines Ltd. Class A*	9,797
15,831	Kinross Gold Corp.*	31,820
1,077	Loblaw Cos. Ltd.	56,749
5,779	Manulife Financial Corp.	95,816
1,567	Metro, Inc.	44,807
1,567	National Bank of Canada	51,902
1,781	Northern Dynasty Minerals Ltd.*	749
686	Onex Corp.	41,592
2,247	Painted Pony Petroleum Ltd.*	7,664
2,057	Power Corp. of Canada	46,234
1,665	Power Financial Corp.	41,192
1,469	RioCan REIT	28,648
1,763	Rogers Communications, Inc. Class B	70,151
2,644	Royal Bank of Canada	151,187
1,665	Saputo, Inc.	39,702
2,449	Shaw Communications, Inc. Class B	50,849
2,253	Sun Life Financial, Inc.	75,984
1,273	TELUS Corp.	42,485
3,624	Toronto-Dominion Bank	148,774
5,850	Uranium Participation Corp.*	22,727

		2,311,790

	Chile - 0.5%
37,801	AES Gener S.A.	18,174
36,621	Aguas Andinas S.A. Class A	19,259
260,709	Banco de Chile	27,623
92,418	Colbun S.A.	24,513
28,424	Empresa Nacional de Electricidad S.A.	35,610
143,868	Enersis S.A.	37,952

		163,131

	China - 5.1%
1,250	Alibaba Group Holding Ltd. ADR*	104,788
570	Baidu, Inc. ADR*	106,858
44,000	China Communications Construction Co., Ltd. Class H	60,728
49,100	China Life Insurance Co., Ltd. Class H	177,059
77,000	Cosmo Lady China Holdings Co., Ltd.(1)	76,597
108,000	Daphne International Holdings Ltd.*	19,444

The accompanying notes are an integral part of these financial statements.

51

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.0% - (continued)
	China - 5.1% - (continued)
14,400	ENN Energy Holdings Ltd.	$82,492
31,088	Fosun International Ltd.	56,611
35,600	Fuyao Glass Industry Group Co., Ltd. Class H*(1)	76,106
241,175	Greatview Aseptic Packaging Co., Ltd.	113,222
3,880	Hollysys Automation Technologies Ltd.	82,993
4,080	iKang Healthcare Group, Inc. ADR*	63,077
61,600	Phoenix Healthcare Group Co., Ltd.	93,282
17,500	Ping An Insurance Group Co. of China Ltd. Class H	98,232
4,607	Sinovac Biotech Ltd.*	23,864
2,193	TAL Education Group ADR*	84,321
15,230	Tencent Holdings Ltd.	287,076
8,572	Vipshop Holdings Ltd. ADR*	175,897

		1,782,647

	Czech Republic - 0.1%
1,523	CEZ AS	30,430

	Denmark - 0.6%
1,668	D/S Norden A/S*	33,259
5,380	H. Lundbeck A/S*	158,047

		191,306

	Finland - 0.5%
2,170	Kone Oyj Class B	92,551
1,694	Sampo Oyj Class A	82,799

		175,350

	France - 6.5%
932	Air Liquide S.A.	120,570
737	Alten S.A.	38,205
2,687	BNP Paribas S.A.	162,825
2,275	Cie de Saint-Gobain	95,234
2,453	Coface S.A.*	19,861
1,683	Danone S.A.	116,968
293	Devoteam S.A.	9,522
3,836	Engie S.A.	67,133
821	Essilor International S.A.	107,767
1,241	Eutelsat Communications S.A.	40,903
569	GFI Informatique S.A.	3,876
1,151	L’Oreal S.A.	209,833
2,013	Metropole Television S.A.	38,722
9,722	Orange S.A.	171,415
795	Pernod Ricard S.A.	93,547
1,964	Peugeot S.A.*	34,506
466	Renault S.A.	43,908
2,236	Rexel S.A.	30,516
1,049	Safran S.A.	79,676
1,010	Sanofi	101,885
1,841	Schneider Electric SE	111,040
1,160	SCOR SE	43,132
1,613	Societe Generale S.A.	74,913
561	Sodexo S.A.	49,868
607	Sopra Steria Group	69,049
778	Thales S.A.	56,243
2,964	Total S.A.	143,335
763	Valeo S.A.	117,826
470	Vicat	30,112

		2,282,390

	Germany - 4.4%
932	Allianz SE	163,163
2,497	Beiersdorf AG	237,155
4,891	Deutsche Lufthansa AG*	72,229

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.0% - (continued)
	Germany - 4.4% - (continued)
3,246	E.ON SE	$34,242
483	Fraport AG Frankfurt Airport Services Worldwide	30,623
1,157	Hamburger Hafen und Logistik AG	16,735
438	Hannover Rueck SE	50,637
621	Henkel AG & Co. KGaA	57,320
756	Henkel AG & Co. KGaA (Preference Shares)	81,991
224	Kabel Deutschland Holding AG	28,495
2,708	Kontron AG*	9,231
553	Linde AG	95,921
325	MAN SE	33,866
1,292	METRO AG	39,749
540	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	107,673
1,212	Rheinmetall AG	76,231
1,639	RWE AG	22,778
1,244	Salzgitter AG	35,873
2,803	Suedzucker AG	52,311
5,301	Vonovia SE	176,703
3,580	Zalando SE*(1)	125,103

		1,548,029

	Greece - 0.4%
47,139	Alpha Bank A.E.*	6,010
15,149	Hellenic Telecommunications Organization S.A.	141,813
39,544	Piraeus Bank S.A.*	4,083

		151,906

	Hong Kong - 3.6%
25,255	AIA Group Ltd.	148,078
47,635	AMVIG Holdings Ltd.	21,880
9,598	Bank of East Asia Ltd.	35,862
17,140	BOC Hong Kong Holdings Ltd.	54,808
4,897	Cheung Kong Infrastructure Holdings Ltd.	45,429
80,000	China High Precision Automation Group Ltd.*(2)(3)	—
27,600	China Resources Power Holdings Co., Ltd.	62,436
106,500	China Traditional Chinese Medicine Co., Ltd.*	80,546
7,346	CK Hutchison Holdings Ltd.	100,592
7,835	CLP Holdings Ltd.	68,114
432,000	CST Mining Group Ltd.*	4,769
2,900	Dah Sing Financial Holdings Ltd.	16,254
882,000	G-Resources Group Ltd.	19,709
3,526	Hang Seng Bank Ltd.	64,687
31,342	Hong Kong & China Gas Co., Ltd.	63,547
3,000	Hong Kong Exchanges and Clearing Ltd.	78,506
61,500	Kingboard Laminates Holdings Ltd.	25,615
9,305	MTR Corp. Ltd.	42,154
62,000	New World Department Store China Ltd.	10,566
107,000	Pacific Basin Shipping Ltd.	31,650
6,856	Power Assets Holdings Ltd.	68,193
29,530	Sands China Ltd.	106,336
5,877	Sun Hung Kai Properties Ltd.	78,504
3,918	Swire Pacific Ltd. Class A	45,267

		1,273,502

	Hungary - 0.2%
24,989	Magyar Telekom Telecommunications plc*	34,616
1,998	OTP Bank plc	38,665

		73,281

	India - 2.4%
10,876	Allahabad Bank	12,464
8,119	Asian Paints Ltd.	102,961

The accompanying notes are an integral part of these financial statements.

52

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.0% - (continued)
	India - 2.4% - (continued)
10,893	Axis Bank Ltd.	$78,945
14,601	Bharti Infratel Ltd.	86,777
1,384	Britannia Industries Ltd.	68,301
5,869	Canara Bank	24,776
12,520	Corp. Bank	8,340
1,407	Dr. Reddy’s Laboratories Ltd. ADR	91,159
24,040	ICICI Bank Ltd. ADR	207,225
41,358	Manappuram Finance Ltd.	15,258
16,833	NTPC Ltd.	34,176
7,410	Sun Pharmaceutical Industries Ltd.	100,762

		831,144

	Indonesia - 0.2%
82,000	Harum Energy Tbk PT*	5,062
17,600	Indo Tambangraya Megah Tbk PT	10,850
209,400	Link Net Tbk PT*	65,618

		81,530

	Ireland - 0.6%
201,305	Bank of Ireland*	74,850
4,567	CRH plc	124,976

		199,826

	Israel - 0.3%
2,210	Mobileye N.V.*	100,599

	Italy - 1.5%
4,049	Banca Popolare dell-Emilia Romagna SC	32,676
3,111	Buzzi Unicem S.p.A.	52,639
5,488	Eni S.p.A.	89,620
27,478	Intesa Sanpaolo S.p.A.	95,597
1,740	Luxottica Group S.p.A.	121,975
8,077	UniCredit S.p.A.	52,154
8,980	Unione di Banche Italiane S.p.A.	67,186

		511,847

	Japan - 13.3%
600	Adastria Co., Ltd.	33,777
500	Aeon Delight Co., Ltd.	14,404
2,000	Aichi Steel Corp.	8,688
2,900	Aisan Industry Co., Ltd.	29,005
300	Alpha Systems, Inc.	5,060
1,400	Avex Group Holdings, Inc.	16,504
500	Benesse Holdings, Inc.	13,405
2,400	Canon, Inc.	71,669
1,500	Cawachi Ltd.	25,959
1,470	Chubu Steel Plate Co., Ltd.	6,196
1,200	CMIC Holdings Co., Ltd.	14,959
3,500	Dai-ichi Life Insurance Co., Ltd.	60,547
2,150	Daiichi Sankyo Co., Ltd.	42,224
2,900	Dena Co., Ltd.	46,528
2,000	Eighteenth Bank Ltd.	6,069
5,060	Eisai Co., Ltd.	316,501
1,400	en-japan, Inc.	37,336
1,600	Exedy Corp.	36,797
900	Fujimi, Inc.	13,536
15,000	Fujitsu Ltd.	70,899
3,800	Funai Electric Co., Ltd.	39,212
700	Gendai Agency, Inc.	3,562
6,500	Gree, Inc.	32,925
1,700	Hisaka Works Ltd.	13,043
1,600	Hitachi Chemical Co., Ltd.	25,292
2,900	Honda Motor Co., Ltd.	95,933

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.0% - (continued)
	Japan - 13.3% - (continued)
2,320	Honeys Co., Ltd.	$19,122
5,700	Hosiden Corp.	35,052
4,200	Inpex Corp.	40,034
2,100	Itochu Techno-Solutions Corp.	46,038
1,300	Japan Digital Laboratory Co., Ltd.	16,623
1,500	Japan Petroleum Exploration Co., Ltd.	45,018
11,000	Japan Steel Works Ltd.	40,939
3,300	JSR Corp.	52,118
4,350	KDDI Corp.	105,263
3,500	Keihin Corp.	57,093
2,300	Kuroda Electric Co., Ltd.	46,590
2,000	Kyoei Steel Ltd.	33,073
1,500	Maruichi Steel Tube Ltd.	38,412
1,700	Melco Holdings, Inc.	29,401
1,500	Mimasu Semiconductor Industry Co., Ltd.	14,124
1,200	Miraial Co., Ltd.	11,641
48,120	Mitsubishi UFJ Financial Group, Inc.	311,217
18,800	Mitsubishi UFJ Lease & Finance Co., Ltd.	98,677
11,000	Mitsui Chemicals, Inc.	41,593
1,500	Mitsumi Electric Co., Ltd.	9,056
46,300	Mizuho Financial Group, Inc.	95,371
30,200	NEC Corp.	93,166
3,900	NET One Systems Co., Ltd.	24,045
2,200	Neturen Co., Ltd.	15,732
5,300	Nichicon Corp.	42,490
4,300	Nikon Corp.	55,627
930	Nintendo Co., Ltd.	148,676
3,700	Nishimatsuya Chain Co., Ltd.	32,669
2,800	Nissin Kogyo Co., Ltd.	43,067
500	Nitto Denko Corp.	32,062
3,000	Oita Bank Ltd.	12,642
2,115	Ono Pharmaceutical Co., Ltd.	289,744
6,000	Pacific Metals Co., Ltd.	16,057
938	Pal Co., Ltd.	20,969
17,900	Pioneer Corp.*	48,209
500	Proto Corp.	6,487
1,200	Relia, Inc.	11,380
800	Rohm Co., Ltd.	39,545
8,000	SCREEN Holdings Co., Ltd.	47,267
2,258	Seven & I Holdings Co., Ltd.	102,569
300	Shimamura Co., Ltd.	33,693
3,000	Shinkawa Ltd.*	17,636
6,800	Shinko Electric Industries Co., Ltd.	41,299
3,900	Sony Corp.	110,859
10,000	Sumitomo Bakelite Co., Ltd.	41,025
2,300	Sumitomo Mitsui Financial Group, Inc.	91,755
3,700	Sumitomo Riko Co., Ltd.	29,909
700	Suzuken Co., Ltd. / Aichi Japan	26,792
13,900	T&D Holdings, Inc.	182,656
2,300	Takata Corp.*	26,068
5,150	Takeda Pharmaceutical Co., Ltd.	251,486
3,000	Tochigi Bank Ltd.	17,137
1,700	Tokai Rika Co., Ltd.	36,759
2,200	Tokyo Seimitsu Co., Ltd.	48,572
5,400	Tokyo Steel Manufacturing Co., Ltd.	36,035
8,000	Toshiba Machine Co., Ltd.	27,549
13,000	Toyo Engineering Corp.	32,691
2,400	Toyoda Gosei Co., Ltd.	55,013
1,480	Toyota Boshoku Corp.	31,623
3,100	Ushio, Inc.	42,705
2,000	Xebio Holdings Co., Ltd.	35,784

The accompanying notes are an integral part of these financial statements.

53

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.0% - (continued)
	Japan - 13.3% - (continued)
3,000	Yamanashi Chuo Bank Ltd.	$14,062
1,620	Yamato Kogyo Co., Ltd.	43,152
1,200	Yodogawa Steel Works Ltd.	21,153

		4,644,301

	Malaysia - 1.6%
23,017	AMMB Holdings Bhd	25,513
24,448	Axiata Group Bhd	35,030
18,229	Berjaya Sports Toto Bhd	13,568
30,656	DiGi.Com Bhd	37,507
23,017	Gamuda Bhd	24,101
5,800	Genting Plantations Bhd	14,446
7,738	Hong Leong Bank Bhd	25,124
25,367	IHH Healthcare Bhd	37,276
37,414	IJM Corp. Bhd	28,891
31,636	IOI Corp. Bhd	31,322
27,620	Malayan Banking Bhd	52,950
19,980	Maxis Bhd	30,608
6,660	Petronas Gas Bhd	35,588
13,614	Public Bank Bhd	57,236
23,408	Sime Darby Bhd	45,458
20,960	Tenaga Nasional Bhd	61,607
9,400	UMW Holdings Bhd	17,925

		574,150

	Mexico - 1.0%
8,031	Fomento Economico Mexicano S.A.B. de C.V.	79,256
2,192	Fomento Economico Mexicano S.A.B. de C.V. ADR	217,205
44,700	OHL Mexico S.A.B. de C.V.*	59,076

		355,537

	Netherlands - 2.3%
2,846	Delta Lloyd N.V.	22,427
636	Heineken Holding N.V.	50,812
943	Heineken N.V.	85,891
13,885	ING Groep N.V.	202,080
22,015	Koninklijke KPN N.V.	80,667
1,581	Koninklijke Philips N.V.	42,622
2,258	NXP Semiconductors N.V.*	176,914
15,901	PostNL N.V.*	65,508
1,855	Royal Dutch Shell plc Class B	48,573
2,215	USG People N.V.	35,206

		810,700

	New Zealand - 0.3%
9,453	Auckland International Airport Ltd.	33,592
6,501	Fletcher Building Ltd.	32,743
4,789	Ryman Healthcare Ltd.	25,552

		91,887

	Norway - 0.3%
5,814	Orkla ASA	49,477
1,271	Statoil ASA	20,545
12,793	Storebrand ASA*	44,639

		114,661

	Philippines - 1.0%
22,067	Aboitiz Equity Ventures, Inc.	26,340
2,735	GT Capital Holdings, Inc.	76,674
1,548	SM Investments Corp.	28,871
225,100	SM Prime Holdings, Inc.	103,543
24,480	Universal Robina Corp.	104,790

		340,218

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.0% - (continued)
	Portugal - 0.5%
15,923	Galp Energia SGPS S.A.	$171,888

	Russia - 0.5%
11,520	Gazprom PAO ADR	48,549
1,380	Lukoil PJSC ADR	50,080
12,300	Sberbank PAO ADR	75,153

		173,782

	Singapore - 2.3%
20,078	Ascendas REIT	34,183
25,269	CapitaLand Commerical Trust REIT	25,358
18,805	CapitaLand Ltd.	41,482
22,135	CapitaLand Mall Trust REIT	31,208
4,505	City Developments Ltd.	25,495
6,464	DBS Group Holdings Ltd.	79,475
23,408	Global Logistic Properties Ltd.	37,439
54,359	Hutchison Port Holdings Trust	30,107
8,913	Keppel Corp. Ltd.	44,865
12,047	Oversea-Chinese Banking Corp. Ltd.	77,436
7,150	Singapore Exchange Ltd.	37,619
13,026	Singapore Press Holdings Ltd.	37,046
14,496	Singapore Technologies Engineering Ltd.	34,167
30,069	Singapore Telecommunications Ltd.	85,434
8,129	StarHub Ltd.	20,854
25,661	Suntec REIT	30,141
5,387	United Overseas Bank Ltd.	78,223
5,583	UOL Group Ltd.	26,055
16,455	Wilmar International Ltd.	36,668

		813,255

	South Africa - 1.3%
1,427	Anglo American Platinum Ltd.*	24,959
1,975	Bidvest Group Ltd.	50,450
18,179	Growthpoint Properties Ltd. REIT	33,304
9,980	Impala Platinum Holdings Ltd.*	27,217
11,048	Lonmin plc*	4,336
12,296	MMI Holdings Ltd.	22,313
4,087	Mr. Price Group Ltd.	62,757
1,816	Nedbank Group Ltd.	30,187
21,895	Netcare Ltd.	62,263
10,719	Raubex Group Ltd.	12,811
35,018	Redefine Properties Ltd. REIT	29,218
2,765	Remgro Ltd.	55,319
6,523	RMB Holdings Ltd.	31,763

		446,897

	South Korea - 2.2%
340	BGF retail Co., Ltd.	50,640
453	CJ Korea Express Co., Ltd.*	77,323
849	Coway Co., Ltd.	63,253
312	Cuckoo Electronics Co., Ltd.	68,414
1,196	KB Financial Group, Inc.	37,891
568	KEPCO Plant Service & Engineering Co., Ltd.	51,815
1,800	Korea Electric Power Corp.	81,044
2,645	KT Corp.*	68,521
158	LG Household & Health Care Ltd.	130,741
667	Shinhan Financial Group Co., Ltd.	25,456
3,181	SK Hynix, Inc.	85,131
2,058	Tongyang Life Insurance Co., Ltd.	25,166

		765,395

The accompanying notes are an integral part of these financial statements.

54

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.0% - (continued)
	Spain - 0.5%
2,492	Almirall S.A.	$47,967
7,885	Banco Bilbao Vizcaya Argentaria S.A.	67,839
87	Banco Bilbao Vizcaya Argentaria S.A.*	749
5,447	Telefonica S.A.	71,864

		188,419

	Sweden - 1.5%
10,022	Assa Abloy AB Class B	199,369
3,343	Electrolux AB Series B	98,352
10,065	Qliro Group AB*	10,106
5,819	Svenska Handelsbanken AB Class A	79,031
3,529	Swedbank AB Class A	80,861
12,028	TeliaSonera AB	61,457

		529,176

	Switzerland - 6.9%
734	Adecco S.A.*	54,562
8	Chocoladefabriken Lindt & Spruengli AG*	116,916
1,340	Cie Financiere Richemont S.A.	114,902
41	Givaudan S.A.*	73,316
3,237	Julius Baer Group Ltd.*	160,499
364	Kuehne + Nagel International AG	50,435
1,360	LafargeHolcim Ltd.*	76,588
2,812	Micronas Semiconductor Holding AG*	11,948
3,799	Nestle S.A.	290,145
5,599	Novartis AG	507,206
2,112	Oriflame Holding AG*	29,262
510	Roche Holding AG	138,464
207	Schindler Holding AG	33,692
31	SGS S.A.	59,027
1,131	Swiss Re AG	104,992
121	Swisscom AG	62,341
17,981	UBS Group AG	359,124
1,135	Wolseley plc	66,637
400	Zurich Insurance Group AG*	105,560

		2,415,616

	Taiwan - 2.9%
25,465	Asia Cement Corp.	26,448
8,000	Catcher Technology Co., Ltd.	78,512
55,828	Chang Hwa Commercial Bank Ltd.	28,978
73,458	China Steel Corp.	44,402
18,609	Chunghwa Telecom Co., Ltd.	57,015
55,000	Compal Electronics, Inc.	34,206
88,149	CTBC Financial Holding Co., Ltd.	48,293
187,695	E.Sun Financial Holding Co., Ltd.	112,810
31,342	Far Eastern New Century Corp.	28,486
65,622	First Financial Holding Co., Ltd.	31,781
23,506	Formosa Plastics Corp.	54,549
46,000	Fubon Financial Holding Co., Ltd.	74,351
59,746	Hua Nan Financial Holdings Co., Ltd.	28,712
63,663	Mega Financial Holding Co., Ltd.	46,388
97,864	Shin Kong Financial Holding Co., Ltd.	23,417
95,005	SinoPac Financial Holdings Co., Ltd.	31,355
69,745	Taiwan Business Bank*	17,909
64,643	Taiwan Cooperative Financial Holding Co., Ltd.	28,920
12,733	Taiwan Mobile Co., Ltd.	40,084
29,830	Taiwan Semiconductor Manufacturing Co., Ltd.	125,694
10,000	U-Ming Marine Transport Corp.	11,837
75,416	Yuanta Financial Holding Co., Ltd.	29,632

		1,003,779

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.0% - (continued)
	Thailand - 0.2%
7,500	Airports of Thailand PCL	$62,838

	United Kingdom - 14.9%
4,730	Anglo American plc	39,683
7,470	ARM Holdings plc	117,642
5,553	AstraZeneca plc	353,907
12,229	BAE Systems plc	82,723
26,619	BP plc	158,196
3,368	British American Tobacco plc	200,091
4,816	British Land Co. plc REIT	64,509
19,051	BT Group plc	136,053
1,931	Bunzl plc	55,220
5,590	Compass Group plc	96,097
10,448	Diageo plc	301,215
8,661	Direct Line Insurance Group plc	52,536
11,073	G4S plc	41,362
8,301	GlaxoSmithKline plc	179,017
4,842	Hammerson plc REIT	47,441
17,714	Hays plc	38,377
20,680	Henderson Group plc	91,154
10,296	Home Retail Group plc	17,796
46,383	HSBC Holdings plc	362,389
2,522	Imperial Tobacco Group plc	135,805
10,260	International Consolidated Airlines Group S.A.*	91,954
18,349	J Sainsbury plc	75,184
3,565	Land Securities Group plc REIT	73,445
20,789	Legal & General Group plc	83,717
3,830	Markit, Ltd.*	116,815
23,894	National Grid plc	340,367
623	Next plc	76,726
5,571	Prudential plc	130,119
2,602	Reckitt Benckiser Group plc	253,930
4,738	RELX N.V.	80,815
4,846	RELX plc	86,652
5,872	Segro plc REIT	40,676
1,501	Severn Trent plc	51,766
10,033	SIG plc	20,596
19,555	Sky plc	330,005
6,604	Smith & Nephew plc	112,767
6,557	Standard Chartered plc	72,787
3,594	Unilever N.V.	162,512
3,087	Unilever plc	137,459
852	Whitbread plc	65,062
10,956	WPP plc	245,599

		5,220,166

	United States - 0.2%
1,665	Thomson Reuters Corp.	68,352

	Total Common Stocks (cost $34,018,303)	$33,555,728

EXCHANGE TRADED FUNDS - 1.7%
	Other Investment Pools & Funds - 1.7%
13,902	iShares MSCI ACWI ex U.S. ETF	$578,462

	Total Exchange Traded Funds (cost $581,262)	$578,462

The accompanying notes are an integral part of these financial statements.

55

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
RIGHTS - 0.0%
	Australia - 0.0%
304	Westpac Banking Corp., Expires 11/11/15*	$1,061

	Total Rights (cost $ -)	$1,061

	Total Long-Term Investments (cost $34,599,565)	$34,135,251

SHORT-TERM INVESTMENTS - 1.6%
	Other Investment Pools & Funds - 1.6%
551,337	BlackRock Liquidity Funds TempFund Portfolio	$551,337

	Total Short-Term Investments (cost $551,337)	$551,337

Total Investments (cost $35,150,902)^	99.3%	$34,686,588
Other Assets and Liabilities	0.7%	251,504

Total Net Assets	100.0%	$34,938,092

The accompanying notes are an integral part of these financial statements.

56

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Other than the industry classifications “Other Investment Pools and Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $35,393,754 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,561,539
Unrealized Depreciation	(2,268,705)

Net Unrealized Depreciation	$(707,166)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $277,806, which represents 0.8% of total net assets.

(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2015, the aggregate fair value of this security was $0, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
09/2011	80,000	China High Precision Automation Group Ltd.	$30,522

At October 31, 2015, the aggregate value of these securities were $0, which represents 0.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

57

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Argentina	$309,962	$309,962	$—	$—
Australia	1,750,233	31,515	1,718,718	—
Austria	6,227	—	6,227	—
Belgium	831,190	—	831,190	—
Brazil	158,391	158,391	—	—
Canada	2,311,790	2,311,790	—	—
Chile	163,131	135,508	27,623	—
China	1,782,647	718,395	1,064,252	—
Czech Republic	30,430	—	30,430	—
Denmark	191,306	—	191,306	—
Finland	175,350	—	175,350	—
France	2,282,390	19,861	2,262,529	—
Germany	1,548,029	9,231	1,538,798	—
Greece	151,906	—	151,906	—
Hong Kong	1,273,502	21,880	1,251,622	—
Hungary	73,281	—	73,281	—
India	831,144	298,384	532,760	—
Indonesia	81,530	5,062	76,468	—
Ireland	199,826	—	199,826	—
Israel	100,599	100,599	—	—
Italy	511,847	—	511,847	—
Japan	4,644,301	—	4,644,301	—
Malaysia	574,150	14,446	559,704	—
Mexico	355,537	355,537	—	—
Netherlands	810,700	378,994	431,706	—
New Zealand	91,887	—	91,887	—
Norway	114,661	—	114,661	—
Philippines	340,218	—	340,218	—
Portugal	171,888	—	171,888	—
Russia	173,782	173,782	—	—
Singapore	813,255	—	813,255	—
South Africa	446,897	75,568	371,329	—
South Korea	765,395	51,815	713,580	—
Spain	188,419	749	187,670	—
Sweden	529,176	—	529,176	—
Switzerland	2,415,616	11,948	2,403,668	—
Taiwan	1,003,779	—	1,003,779	—
Thailand	62,838	62,838	—	—
United Kingdom	5,220,166	279,327	4,940,839	—
United States	68,352	68,352	—	—
Exchange Traded Funds	578,462	578,462	—	—
Rights	1,061	1,061	—	—
Short-Term Investments	551,337	551,337	—	—

Total	$34,686,588	$6,724,794	$27,961,794	$—

(1)	For the year ended October 31, 2015, investments valued at $301,903 were transferred from Level 1 to Level 2, and investments valued at $322,426 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The accompanying notes are an integral part of these financial statements.

58

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2015

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Common Stocks	Total
Beginning balance	$212	$212
Purchases	—	—
Sales	(1)	(1)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	(10,753)	(10,753)
Net change in unrealized appreciation/depreciation	10,542	10,542
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $-.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

59

The Hartford International Growth Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8%
	Belgium - 2.4%
46,947	Anheuser-Busch InBev N.V.	$5,601,932

	Canada - 0.6%
59,500	Canadian Natural Resources Ltd.	1,379,657

	China - 7.1%
15,260	Alibaba Group Holding Ltd. ADR*	1,279,246
6,960	Baidu, Inc. ADR*	1,304,791
314,000	China Life Insurance Co., Ltd. Class H	1,132,310
18,090	Ctrip.com International Ltd. ADR*	1,681,827
184,000	ENN Energy Holdings Ltd.	1,054,070
3,938,662	Greatview Aseptic Packaging Co., Ltd.	1,849,036
47,160	Hollysys Automation Technologies Ltd.	1,008,753
59,034	New Oriental Education & Technology Group, Inc. ADR	1,624,025
832,820	PICC Property & Casualty Co., Ltd. Class H	1,889,726
209,525	Tencent Holdings Ltd.	3,949,415

		16,773,199

	Denmark - 4.4%
62,040	DSV A/S	2,517,537
40,126	H. Lundbeck A/S*	1,178,774
77,147	Novo Nordisk A/S Class B	4,096,774
21,287	Pandora A/S	2,456,463

		10,249,548

	Finland - 0.8%
36,218	Sampo Oyj Class A	1,770,248

	France - 5.6%
9,949	Essilor International S.A.	1,305,940
17,588	L’Oreal S.A.	3,206,373
69,370	Orange S.A.	1,223,111
35,236	Safran S.A.	2,676,317
19,818	Sanofi	1,999,157
21,813	Schneider Electric SE	1,315,654
9,371	Valeo S.A.	1,447,119

		13,173,671

	Germany - 4.0%
22,808	Beiersdorf AG	2,166,210
50,423	ProSiebenSat.1 Media SE	2,724,637
45,831	United Internet AG	2,379,677
63,618	Vonovia SE	2,120,638

		9,391,162

	Greece - 0.5%
127,481	Hellenic Telecommunications Organization S.A.	1,193,378

	Hong Kong - 2.4%
523,600	AIA Group Ltd.	3,070,039
1,152,000	Guangdong Investment Ltd.	1,620,127
37,100	Hong Kong Exchanges and Clearing Ltd.	970,864

		5,661,030

	India - 5.4%
231,943	Axis Bank Ltd.	1,680,956
326,579	Bharti Infratel Ltd.	1,940,942
140,274	HCL Technologies Ltd.	1,868,316
129,559	HDFC Bank Ltd.	2,170,850
49,476	ICICI Bank Ltd.	209,209
336,934	ICICI Bank Ltd. ADR	2,904,371
134,068	Sun Pharmaceutical Industries Ltd.	1,823,070

		12,597,714

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	Ireland - 1.6%
2,344,613	Bank of Ireland*	$871,780
54,165	CRH plc	1,482,225
23,057	ICON plc*	1,472,651

		3,826,656

	Israel - 1.0%
28,499	Check Point Software Technologies Ltd.*	2,420,705

	Italy - 1.1%
324,729	Intesa Sanpaolo S.p.A.	1,129,750
20,516	Luxottica Group S.p.A.	1,438,178

		2,567,928

	Japan - 9.7%
194,800	Astellas Pharma, Inc.	2,827,418
24,900	Eisai Co., Ltd.	1,557,485
66,400	Fuji Heavy Industries Ltd.	2,567,928
52,000	KDDI Corp.	1,258,312
231,800	Mitsubishi UFJ Financial Group, Inc.	1,499,173
222,200	Mitsubishi UFJ Lease & Finance Co., Ltd.	1,166,273
355,000	NEC Corp.	1,095,169
44,300	Nippon Telegraph & Telephone Corp.	1,624,099
101,600	NTT DoCoMo, Inc.	1,978,709
32,650	Ono Pharmaceutical Co., Ltd.	4,472,876
87,500	T&D Holdings, Inc.	1,149,813
36,100	Takeda Pharmaceutical Co., Ltd.	1,762,844

		22,960,099

	Netherlands - 2.1%
93,194	ING Groep N.V.	1,356,334
253,648	Koninklijke KPN N.V.	929,417
34,365	NXP Semiconductors N.V.*	2,692,498

		4,978,249

	Portugal - 0.3%
74,069	Galp Energia SGPS S.A.	799,572

	Russia - 0.4%
148,600	Sberbank PAO ADR	907,946

	Singapore - 0.8%
14,886	Avago Technologies Ltd.	1,832,913

	South Korea - 0.8%
21,047	Korea Electric Power Corp.	947,632
37,963	SK Hynix, Inc.	1,015,974

		1,963,606

	Sweden - 0.5%
54,372	Assa Abloy AB Class B	1,081,626

	Switzerland - 11.0%
14,637	Actelion Ltd.	2,031,822
68,017	Julius Baer Group Ltd.*	3,372,453
86,031	Novartis AG	7,793,433
7,019	Partners Group Holding AG	2,539,792
18,679	Roche Holding AG	5,071,327
259,299	UBS Group AG	5,178,830

		25,987,657

	Taiwan - 2.1%
186,000	Catcher Technology Co., Ltd.	1,825,408
21,600	Largan Precision Co., Ltd.	1,678,507
361,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,521,133

		5,025,048

The accompanying notes are an integral part of these financial statements.

60

The Hartford International Growth Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	United Kingdom - 28.6%
21,042	Aon plc	$1,963,429
137,294	ARM Holdings plc	2,162,193
40,754	AstraZeneca plc	2,597,354
332,283	BAE Systems plc	2,247,724
806,023	Booker Group plc	2,308,567
72,445	British American Tobacco plc	4,303,925
173,343	Compass Group plc	2,979,921
62,701	Diageo plc	1,807,665
336,846	Direct Line Insurance Group plc	2,043,260
64,230	Hikma Pharmaceuticals plc	2,140,281
202,359	IG Group Holdings plc	2,352,122
45,400	Imperial Tobacco Group plc	2,444,699
121,684	International Consolidated Airlines Group S.A.*	1,090,572
58,702	London Stock Exchange Group plc	2,298,327
45,860	Markit, Ltd.*	1,398,730
173,668	National Grid plc	2,473,879
22,164	Next plc	2,729,606
77,537	Persimmon plc	2,377,866
124,584	Prudential plc	2,909,843
35,737	Reckitt Benckiser Group plc	3,487,590
326,539	Sage Group plc	2,737,886
43,115	Schroders plc	1,978,259
258,371	Sky plc	4,360,197
233,126	Smith & Nephew plc	3,980,757
163,852	St James’s Place plc	2,428,364
174,135	WPP plc	3,903,553

		67,506,569

	United States - 3.6%
6,841	Allergan plc*	2,110,243
35,994	Amdocs Ltd.	2,144,162
30,878	Medtronic plc	2,282,502
18,251	Wabco Holdings, Inc.*	2,048,310

		8,585,217

	Total Common Stocks (cost $223,209,051)	$228,235,330

EXCHANGE TRADED FUNDS - 0.5%
	Other Investment Pools & Funds - 0.5%
27,990	iShares MSCI ACWI ex U.S. ETF	$1,164,664

	Total Exchange Traded Funds (cost $1,171,621)	$1,164,664

	Total Long-Term Investments (cost $224,380,672)	$229,399,994

SHORT-TERM INVESTMENTS - 2.5%
	Other Investment Pools & Funds - 2.5%
5,891,457	Federated Prime Obligations Fund	$5,891,457

	Total Short-Term Investments (cost $5,891,457)	$5,891,457

Total Investments (cost $230,272,129)^	99.8%	$235,291,451
Other Assets and Liabilities	0.2%	416,915

Total Net Assets	100.0%	$235,708,366

The accompanying notes are an integral part of these financial statements.

61

The Hartford International Growth Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $231,132,913 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,093,376
Unrealized Depreciation	(6,934,838)

Net Unrealized Appreciation	$4,158,538

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

62

The Hartford International Growth Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Belgium	$5,601,932	$—	$5,601,932	$—
Canada	1,379,657	1,379,657	—	—
China	16,773,199	6,898,642	9,874,557	—
Denmark	10,249,548	—	10,249,548	—
Finland	1,770,248	—	1,770,248	—
France	13,173,671	—	13,173,671	—
Germany	9,391,162	—	9,391,162	—
Greece	1,193,378	—	1,193,378	—
Hong Kong	5,661,030	—	5,661,030	—
India	12,597,714	2,904,371	9,693,343	—
Ireland	3,826,656	1,472,651	2,354,005	—
Israel	2,420,705	2,420,705	—	—
Italy	2,567,928	—	2,567,928	—
Japan	22,960,099	—	22,960,099	—
Netherlands	4,978,249	4,048,832	929,417	—
Portugal	799,572	—	799,572	—
Russia	907,946	907,946	—	—
Singapore	1,832,913	1,832,913	—	—
South Korea	1,963,606	—	1,963,606	—
Sweden	1,081,626	—	1,081,626	—
Switzerland	25,987,657	—	25,987,657	—
Taiwan	5,025,048	—	5,025,048	—
United Kingdom	67,506,569	3,362,159	64,144,410	—
United States	8,585,217	8,585,217	—	—
Exchange Traded Funds	1,164,664	1,164,664	—	—
Short-Term Investments	5,891,457	5,891,457	—	—

Total	$235,291,451	$40,869,214	$194,422,237	$—

(1)	For the year ended October 31, 2015, investments valued at $3,318,430 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

63

The Hartford International Opportunities Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.9%
	Belgium - 2.0%
274,344	Anheuser-Busch InBev N.V.	$32,735,988

	Brazil - 0.2%
457,560	BB Seguridade Participacoes S.A.	3,155,954

	Canada - 6.2%
601,200	Canadian National Railway Co.	36,722,120
530,800	Canadian Natural Resources Ltd.	12,307,935
467,010	Imperial Oil Ltd.	15,539,618
277,600	Magna International, Inc.	14,640,025
636,890	TransCanada Corp.	21,430,988

		100,640,686

	China - 6.1%
276,401	Alibaba Group Holding Ltd. ADR*	23,170,696
63,476	Baidu, Inc. ADR*	11,899,846
6,790,000	China Life Insurance Co., Ltd. Class H	24,485,297
10,463,000	CNOOC Ltd.	11,818,079
2,110,000	ENN Energy Holdings Ltd.	12,087,433
214,930	Hollysys Automation Technologies Ltd.	4,597,353
5,414,000	PICC Property & Casualty Co., Ltd. Class H	12,284,741

		100,343,445

	Denmark - 0.3%
184,877	H. Lundbeck A/S*	5,431,096

	Finland - 0.3%
100,440	Kone Oyj Class B	4,283,816

	France - 14.3%
211,363	Air Liquide S.A.	27,343,379
473,253	Airbus Group SE	32,955,088
610,100	BNP Paribas S.A.	36,970,350
264,550	Essilor International S.A.	34,725,739
317,962	Groupe Eurotunnel SE	4,450,895
65,474	Legrand S.A.	3,588,238
312,761	Schneider Electric SE	18,864,223
525,828	Total S.A.	25,428,421
112,686	Unibail-Rodamco SE REIT	31,363,989
117,916	Valeo S.A.	18,209,211

		233,899,533

	Germany - 6.2%
353,559	Beiersdorf AG	33,579,572
189,080	Brenntag AG	11,417,275
49,923	Continental AG	11,987,993
496,274	Schaeffler AG (Preference Shares)*	7,258,180
1,093,109	Vonovia SE	36,437,619

		100,680,639

	Hong Kong - 0.8%
509,082	Hong Kong Exchanges and Clearing Ltd.	13,322,085

	India - 5.3%
636,894	Axis Bank Ltd.	4,615,749
1,433,338	Bharti Infratel Ltd.	8,518,691
173,276	Container Corp. Of India Ltd.	3,511,714
104,235	Divi’s Laboratories Ltd.	1,836,217
103,910	HDFC Bank Ltd. ADR	6,353,057
6,380,734	ICICI Bank Ltd.	26,980,884
128,388	Maruti Suzuki India Ltd.	8,737,886
1,075,860	Power Grid Corp. of India Ltd.	2,115,453
3,811,907	State Bank of India	13,775,649
265,627	Tata Consultancy Services Ltd.	10,127,078

		86,572,378

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.9% - (continued)
	Ireland - 1.0%
617,449	CRH plc	$16,896,494

	Italy - 4.9%
953,618	Assicurazioni Generali S.p.A.	18,067,779
335,258	Banca Generali S.p.A.	10,325,853
788,203	FinecoBank Banca Fineco S.p.A.	5,957,168
4,497,917	Intesa Sanpaolo S.p.A.	15,648,500
265,179	Luxottica Group S.p.A.	18,589,134
2,088,849	Snam S.p.A.	10,809,786

		79,398,220

	Japan - 16.1%
663,165	Asics Corp.	18,317,075
252,960	Daito Trust Construction Co., Ltd.	27,381,982
111,530	Daiwa House Industry Co., Ltd.	2,927,695
379,505	Eisai Co., Ltd.	23,737,881
876,000	Honda Motor Co., Ltd.	28,978,462
167,700	Kansai Electric Power Co., Inc.*	2,148,693
131,600	Kyushu Electric Power Co., Inc.*	1,588,245
111,860	M3, Inc.	2,168,085
3,585,000	NEC Corp.	11,059,660
549,200	Nippon Telegraph & Telephone Corp.	20,134,423
265,135	Olympus Corp.	8,943,353
169,900	Omron Corp.	5,625,873
241,320	Ono Pharmaceutical Co., Ltd.	33,059,556
644,780	Seven & I Holdings Co., Ltd.	29,289,007
108,500	Shikoku Electric Power Co., Inc.	1,842,014
341,400	Sumco Corp.	3,441,552
431,400	Sumitomo Mitsui Financial Group, Inc.	17,210,118
313,850	T&D Holdings, Inc.	4,124,213
330,970	Takeda Pharmaceutical Co., Ltd.	16,162,010
118,703	Tokio Marine Holdings, Inc.	4,573,825

		262,713,722

	Mexico - 0.7%
1,951,210	Cemex S.A.B. de C.V. ADR*	12,312,135

	Netherlands - 2.4%
38,116	Altice N.V. Class A*	660,150
12,400	Altice N.V. Class B*	220,216
1,001,787	ING Groep N.V.	14,579,879
295,739	NXP Semiconductors N.V.*	23,171,151

		38,631,396

	Russia - 0.6%
1,348,500	Sberbank PAO ADR	8,239,335
101,000	Yandex N.V. Class A*	1,626,100

		9,865,435

	South Korea - 1.3%
94,461	Korea Electric Power Corp.	4,253,065
652,394	SK Hynix, Inc.	17,459,515

		21,712,580

	Spain - 2.4%
1,342,197	Banco Popular Espanol S.A.	5,103,156
1,293,088	CaixaBank S.A.	4,952,728
790,939	Industria de Diseno Textil S.A.	29,616,201

		39,672,085

	Sweden - 1.9%
680,207	Assa Abloy AB Class B	13,531,410
440,552	Hennes & Mauritz AB Class B	17,125,518

		30,656,928

The accompanying notes are an integral part of these financial statements.

64

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.9% - (continued)
	Switzerland - 7.4%
137,344	Adecco S.A.*	$10,209,507
132,961	Cie Financiere Richemont S.A.	11,401,081
294,137	Julius Baer Group Ltd.*	14,584,048
455,893	Novartis AG	41,298,732
66,466	Roche Holding AG	18,045,443
1,294,085	UBS Group AG	25,846,018

		121,384,829

	Taiwan - 2.3%
8,760,255	Taiwan Semiconductor Manufacturing Co., Ltd.	36,912,786

	United Kingdom - 12.2%
580,249	AstraZeneca plc	36,980,715
72,324	Derwent London plc REIT	4,319,403
354,778	Diageo plc	10,228,225
217,369	Hikma Pharmaceuticals plc	7,243,201
816,466	International Consolidated Airlines Group S.A.*	7,317,439
329,480	Markit, Ltd.*	10,049,140
262,972	Schroders plc	12,066,026
2,579,388	Sky plc	43,529,028
1,762,871	Smith & Nephew plc	30,102,009
456,215	Unilever N.V.	20,628,957
766,901	WPP plc	17,191,480

		199,655,623

	Total Common Stocks (cost $1,519,884,127)	$1,550,877,853

EXCHANGE TRADED FUNDS - 0.3%
	Other Investment Pools & Funds - 0.3%
91,270	iShares MSCI ACWI ex U.S. ETF	$3,797,745

	Total Exchange Traded Funds (cost $3,833,449)	$3,797,745

	Total Long-Term Investments (cost $1,523,717,576)	$1,554,675,598

SHORT-TERM INVESTMENTS - 4.2%
	Other Investment Pools & Funds - 4.2%
68,738,497	Fidelity Money Market Class 1	$68,738,497

	Total Short-Term Investments (cost $68,738,497)	$68,738,497

Total Investments (cost $1,592,456,073)^	99.4%	$1,623,414,095
Other Assets and Liabilities	0.6%	10,312,230

Total Net Assets	100.0%	$1,633,726,325

The accompanying notes are an integral part of these financial statements.

65

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $1,598,650,639 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$88,340,254
Unrealized Depreciation	(63,576,798)

Net Unrealized Appreciation	$24,763,456

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

66

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Belgium	$32,735,988	$—	$32,735,988	$—
Brazil	3,155,954	3,155,954	—	—
Canada	100,640,686	100,640,686	—	—
China	100,343,445	39,667,895	60,675,550	—
Denmark	5,431,096	—	5,431,096	—
Finland	4,283,816	—	4,283,816	—
France	233,899,533	—	233,899,533	—
Germany	100,680,639	7,258,180	93,422,459	—
Hong Kong	13,322,085	—	13,322,085	—
India	86,572,378	6,353,057	80,219,321	—
Ireland	16,896,494	—	16,896,494	—
Italy	79,398,220	—	79,398,220	—
Japan	262,713,722	—	262,713,722	—
Mexico	12,312,135	12,312,135	—	—
Netherlands	38,631,396	38,631,396	—	—
Russia	9,865,435	9,865,435	—	—
South Korea	21,712,580	—	21,712,580	—
Spain	39,672,085	—	39,672,085	—
Sweden	30,656,928	—	30,656,928	—
Switzerland	121,384,829	—	121,384,829	—
Taiwan	36,912,786	—	36,912,786	—
United Kingdom	199,655,623	30,678,097	168,977,526	—
Exchange Traded Funds	3,797,745	3,797,745	—	—
Short-Term Investments	68,738,497	68,738,497	—	—

Total	$1,623,414,095	$321,099,077	$1,302,315,018	$—

(1)	For the year ended October 31, 2015, investments valued at $27,423,420 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

67

The Hartford International Small Company Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2%
	Australia - 4.9%
39,349	Domino’s Pizza Enterprises Ltd.	$1,301,338
635,903	Karoon Gas Australia Ltd.*	798,112
405,261	Mantra Group Ltd.	1,185,578
1,094,694	oOh!media Ltd.	2,622,904
603,869	SAI Global Ltd.	1,879,867
3,080,092	Spotless Group Holdings Ltd.	4,703,516
385,900	Super Retail Group Ltd.	2,635,548
1,054,900	Tox Free Solutions Ltd.	2,160,025

		17,286,888

	Austria - 2.4%
55,653	Andritz AG	2,796,130
74,563	Buwog AG*	1,585,317
55,511	CA Immobilien Anlagen AG*	1,088,696
23,729	Schoeller-Bleckmann Oilfield Equipment AG	1,426,355
82,024	Wienerberger AG	1,512,287

		8,408,785

	Belgium - 2.1%
16,484	Ackermans & van Haaren N.V.	2,508,458
20,194	Cie d’Entreprises CFE	2,503,505
65,899	D’ieteren S.A.	2,228,654

		7,240,617

	Brazil - 0.0%
6,925	Magazine Luiza S.A.	21,189

	China - 0.6%
2,162,000	Daphne International Holdings Ltd.*	389,242
1,197,500	Phoenix Healthcare Group Co., Ltd.	1,813,405

		2,202,647

	Denmark - 2.0%
62,061	DSV A/S	2,518,389
149,927	H. Lundbeck A/S*	4,404,377

		6,922,766

	France - 4.5%
206,040	Coface S.A.*	1,668,249
36,693	Eurazeo S.A.	2,583,670
24,486	ID Logistics Group*	3,174,580
59,092	Imerys S.A.	4,043,695
12,614	Virbac S.A.	2,512,991
16,782	Wendel S.A.	2,011,761

		15,994,946

	Germany - 2.5%
69,595	ElringKlinger AG	1,557,214
16,162	GRENKELEASING AG	2,965,400
114,244	SAF-Holland S.A.	1,667,431
43,418	STRATEC Biomedical AG	2,528,559

		8,718,604

	Indonesia - 0.1%
9,136,600	Gajah Tunggal Tbk PT	392,700

	Ireland - 0.3%
971,978	Cairn Homes plc*	1,079,524

	Italy - 10.0%
374,072	Anima Holding S.p.A.(1)	3,662,638
350,707	Autogrill S.p.A.*	3,264,574
50,427	Banca Generali S.p.A.	1,553,138
2,976,257	Beni Stabili S.p.A. SIIQ REIT	2,445,271
165,525	Brunello Cucinelli S.p.A.	2,993,906

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Italy - 10.0% - (continued)
315,735	Cerved Information Solutions S.p.A.*	$2,391,963
68,660	DiaSorin S.p.A.	3,074,112
1,305,869	Immobiliare Grande Distribuzione SIIQ S.p.A. REIT	1,303,768
566,919	Infrastrutture Wireless Italiane S.p.A.*(1)	2,941,328
272,099	Moncler S.p.A.	4,376,695
546,598	OVS S.p.A.*(1)	3,759,355
131,901	Salvatore Ferragamo S.p.A.	3,580,017

		35,346,765

	Japan - 34.0%
109,200	Asahi Intecc Co., Ltd.	4,218,134
38,700	CyberAgent, Inc.	1,589,505
65,300	Daikyonishikawa Corp.	3,454,437
185,600	Denyo Co., Ltd.	3,009,927
249,300	DMG Mori Co., Ltd.	3,547,964
32,400	EPS Holdings, Inc.	317,415
292,800	Ferrotec Corp.	2,853,876
153,500	H2O Retailing Corp.	2,981,821
81,500	Hitachi Transport System Ltd.	1,434,754
36,100	Hoshizaki Electric Co., Ltd.	2,610,327
74,400	IBJ Leasing Co., Ltd.	1,570,981
868,000	IHI Corp.	2,448,989
196,600	Iida Group Holdings Co., Ltd.	3,684,847
69,000	Jamco Corp.	2,894,341
458,300	Kenedix, Inc.	1,654,730
1,347,000	Kobe Steel Ltd.	1,700,954
129,000	Kyudenko Corp.	2,659,039
437,500	Leopalace21 Corp.*	2,330,966
129,800	Message Co., Ltd.	3,199,274
713,000	Mitsubishi Materials Corp.	2,487,181
773,700	Mitsubishi UFJ Lease & Finance Co., Ltd.	4,060,961
112,800	Miura Co., Ltd.	1,345,931
141,000	Nippon Shinyaku Co., Ltd.	5,512,874
60,900	Nippon Shokubai Co., Ltd.	4,765,854
63,000	Resorttrust, Inc.	1,619,155
350,500	Sanwa Holdings Corp.	2,835,103
125,700	SCSK Corp.	4,819,333
142,000	Shimadzu Corp.	2,202,772
2,205,000	Shinsei Bank Ltd.	4,623,385
1,651,000	Showa Denko KK	2,079,391
169,200	Sumco Corp.	1,705,655
756,000	Taiheiyo Cement Corp.	2,492,323
73,000	TechnoPro Holdings, Inc.	1,957,558
656,000	Teijin Ltd.	2,315,711
193,500	Temp Holdings Co., Ltd.	2,888,921
106,500	Tenma Corp.	1,804,407
286,500	Tokyo Steel Manufacturing Co., Ltd.	1,911,863
84,342	Tokyo TY Financial Group, Inc.	2,641,815
79,700	Toyo Tire & Rubber Co., Ltd.	1,677,106
41,000	Tsuruha Holdings, Inc.	3,248,184
71,300	Welcia Holdings Co., Ltd.	3,514,037
71,100	Yamato Kogyo Co., Ltd.	1,893,899
169,900	Zenkoku Hosho Co., Ltd.	5,748,927
47,600	Zuiko Corp.	1,792,259

		120,106,886

	Luxembourg - 2.7%
158,438	BRAAS Monier Building Group S.A.	4,148,089
124,656	Grand City Properties S.A.	2,487,684

The accompanying notes are an integral part of these financial statements.

68

The Hartford International Small Company Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Luxembourg - 2.7% - (continued)
157,678	O’Key Group S.A. GDR(1)	$331,124
112,453	Reinet Investments SCA	2,648,747

		9,615,644

	Malta - 0.7%
203,591	Brait SE*	2,331,193

	Netherlands - 1.7%
28,617	Constellium N.V. Class A*	107,886
54,646	IMCD Group N.V.	2,040,950
85,708	Intertrust N.V.*(1)	1,693,651
142,745	USG People N.V.	2,268,839

		6,111,326

	Norway - 0.9%
207,668	Kongsberg Gruppen ASA	3,260,265

	South Korea - 1.7%
8,642	CJ O Shopping Co., Ltd.	1,333,247
17,307	Hotel Shilla Co., Ltd.	1,663,673
247,891	Nexen Tire Corp.	2,868,799

		5,865,719

	Spain - 0.7%
172,651	Melia Hotels International S.A.	2,493,087

	Sweden - 0.5%
311,083	Bufab Holding AB	1,636,275

	Switzerland - 3.3%
12,337	Dufry AG*	1,441,273
173,296	Gategroup Holding AG*	6,497,578
252,390	OC Oerlikon Corp. AG*	2,421,911
8,502	Tecan Group AG	1,158,109

		11,518,871

	United Kingdom - 20.6%
713,752	AA plc	3,043,854
330,950	Abcam plc	3,061,938
939,364	B&M European Value Retail S.A.	4,828,433
33,181	Berkeley Group Holdings plc	1,693,510
260,023	Big Yellow Group plc REIT	3,001,667
131,970	Cineworld Group plc	1,121,201
189,680	Concentric AB	2,192,402
155,031	Consort Medical plc	2,332,598
329,138	Crest Nicholson Holdings plc	2,753,081
604,736	Elementis plc	2,180,287
63,275	Genus plc	1,416,256
1,037,530	Hansteen Holdings plc REIT	1,979,747
848,736	Hays plc	1,838,779
116,240	Hikma Pharmaceuticals plc	3,873,366
73,995	James Fisher & Sons plc	1,094,508
154,469	Keller Group plc	1,935,837
101,897	Kennedy Wilson Europe Real Estate plc	1,878,729
164,201	Kier Group plc	3,477,985
458,202	Mears Group plc	2,924,346
306,768	Michael Page International plc	2,336,538
613,885	N Brown Group plc	3,539,452
568,522	Ophir Energy plc*	838,557
673,230	Polypipe Group plc	3,269,230
263,096	Restaurant Group plc	2,904,063
733,578	Saga plc	2,347,714
163,197	Savills plc	2,303,330
906,927	Tyman plc	3,590,022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	United Kingdom - 20.6% - (continued)
38,613	Ultra Electronics Holdings plc	$1,000,697
395,034	UNITE Group plc	4,042,718

		72,800,845

	Total Common Stocks (cost $326,950,713)	$339,355,542

EXCHANGE TRADED FUNDS - 0.4%
	Other Investment Pools & Funds - 0.4%
23,500	Electra Private Equity plc	$1,344,043

	Total Exchange Traded Funds (cost $1,303,233)	$1,344,043

	Total Long-Term Investments (cost $328,253,946)	$340,699,585

SHORT-TERM INVESTMENTS - 2.6%
	Other Investment Pools & Funds - 2.6%
9,273,263	Federated Prime Obligations Fund	$9,273,263

	Total Short-Term Investments (cost $9,273,263)	$9,273,263

Total Investments (cost $337,527,209)^	99.2%	$349,972,848
Other Assets and Liabilities	0.8%	2,764,515

Total Net Assets	100.0%	$352,737,363

The accompanying notes are an integral part of these financial statements.

69

The Hartford International Small Company Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $342,492,982 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$32,528,897
Unrealized Depreciation	(25,049,031)

Net Unrealized Appreciation	$7,479,866

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $12,388,096, which represents 3.5% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

70

The Hartford International Small Company Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$17,286,888	$2,622,904	$14,663,984	$—
Austria	8,408,785	1,088,696	7,320,089	—
Belgium	7,240,617	—	7,240,617	—
Brazil	21,189	21,189	—	—
China	2,202,647	—	2,202,647	—
Denmark	6,922,766	—	6,922,766	—
France	15,994,946	4,842,829	11,152,117	—
Germany	8,718,604	—	8,718,604	—
Indonesia	392,700	—	392,700	—
Ireland	1,079,524	1,079,524	—	—
Italy	35,346,765	—	35,346,765	—
Japan	120,106,886	—	120,106,886	—
Luxembourg	9,615,644	331,124	9,284,520	—
Malta	2,331,193	—	2,331,193	—
Netherlands	6,111,326	1,801,537	4,309,789	—
Norway	3,260,265	—	3,260,265	—
South Korea	5,865,719	—	5,865,719	—
Spain	2,493,087	—	2,493,087	—
Sweden	1,636,275	—	1,636,275	—
Switzerland	11,518,871	—	11,518,871	—
United Kingdom	72,800,845	16,039,527	56,761,318	—
Exchange Traded Funds	1,344,043	1,344,043	—	—
Short-Term Investments	9,273,263	9,273,263	—	—

Total	$349,972,848	$38,444,636	$311,528,212	$—

(1)	For the year ended October 31, 2015, investments valued at $20,166,457 were transferred from Level 1 to Level 2, and investments valued at $6,744,986 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

71

The Hartford International Value Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7%
	Australia - 0.7%
7,664,437	Aquarius Platinum Ltd.*	$1,388,320
1,441,748	Qantas Airways Ltd.*	4,061,037
12,077,910	Resolute Mining Ltd.*	3,226,881

		8,676,238

	Austria - 0.1%
48,980	Zumtobel Group AG	1,113,134

	Belgium - 2.5%
312,746	Ageas	13,791,424
1,181,407	AGFA-Gevaert N.V.*	5,035,942
190,624	Bekaert S.A.	5,653,977
328,529	Mobistar S.A.*	8,024,369

		32,505,712

	Brazil - 0.4%
63,930	Petro Rio S.A.*	34,977
955,833	Petroleo Brasileiro S.A. ADR*	4,664,465

		4,699,442

	Canada - 2.2%
473,060	Barrick Gold Corp.	3,635,862
1,018,000	Centerra Gold, Inc.	5,729,948
1,225,552	Eldorado Gold Corp.	4,289,432
334,020	EnCana Corp.	2,541,679
3,665,700	Ivanhoe Mines Ltd. Class A*	1,962,366
2,555,106	Kinross Gold Corp.*	5,135,763
178,000	Northern Dynasty Minerals Ltd.*	74,870
414,740	Painted Pony Petroleum Ltd.*	1,414,607
1,035,639	Uranium Participation Corp.*	4,023,437

		28,807,964

	China - 0.6%
17,643,390	Daphne International Holdings Ltd.*	3,176,479
743,638	Sinovac Biotech Ltd.*	3,852,045

		7,028,524

	Denmark - 1.2%
269,155	D/S Norden A/S*	5,366,729
332,123	H. Lundbeck A/S*	9,756,714

		15,123,443

	France - 11.7%
118,900	Alten S.A.	6,163,543
254,488	BNP Paribas S.A.	15,421,259
367,266	Cie de Saint-Gobain	15,374,139
414,961	Coface S.A.*	3,359,825
55,712	Devoteam S.A.	1,810,546
619,122	Engie S.A.	10,835,127
127,245	GFI Informatique S.A.	866,705
324,848	Metropole Television S.A.	6,248,701
653,921	Orange S.A.	11,529,734
317,047	Peugeot S.A.*	5,570,353
75,176	Renault S.A.	7,083,390
382,201	Rexel S.A.	5,216,206
260,325	Societe Generale S.A.	12,090,326
100,914	Sopra Steria Group	11,479,400
126,433	Thales S.A.	9,140,005
478,082	Total S.A.	23,119,481
75,882	Vicat	4,861,565

		150,170,305

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7% - (continued)
	Germany - 4.5%
789,452	Deutsche Lufthansa AG*	$11,658,423
523,939	E.ON SE	5,527,113
186,770	Hamburger Hafen und Logistik AG	2,701,469
476,543	Kontron AG*	1,624,495
208,513	METRO AG	6,415,045
197,413	Rheinmetall AG	12,416,654
264,549	RWE AG	3,676,506
200,799	Salzgitter AG	5,790,474
452,350	Suedzucker AG	8,441,951

		58,252,130

	Greece - 0.6%
6,647,348	Alpha Bank A.E.*	847,508
716,956	Hellenic Telecommunications Organization S.A.	6,711,585
5,588,065	Piraeus Bank S.A.*	576,922

		8,136,015

	Hong Kong - 1.6%
7,699,250	AMVIG Holdings Ltd.	3,536,414
32,256,000	CST Mining Group Ltd.*	356,095
522,340	Dah Sing Financial Holdings Ltd.	2,927,576
142,276,680	G-Resources Group Ltd.	3,179,298
10,856,660	Kingboard Laminates Holdings Ltd.	4,521,771
11,224,050	New World Department Store China Ltd.	1,912,731
15,540,000	Pacific Basin Shipping Ltd.	4,596,645

		21,030,530

	Hungary - 0.9%
4,033,258	Magyar Telekom Telecommunications plc*	5,587,172
322,559	OTP Bank plc	6,242,074

		11,829,246

	India - 1.2%
1,998,953	Allahabad Bank	2,290,824
947,213	Canara Bank	3,998,643
2,020,716	Corp. Bank	1,346,034
7,277,445	Manappuram Finance Ltd.	2,684,800
2,738,186	NTPC Ltd.	5,559,296

		15,879,597

	Indonesia - 0.2%
13,872,400	Harum Energy Tbk PT*	856,415
3,078,700	Indo Tambangraya Megah Tbk PT	1,897,906

		2,754,321

	Italy - 2.9%
653,548	Banca Popolare dell-Emilia Romagna SC	5,274,186
505,924	Buzzi Unicem S.p.A.	8,560,292
885,778	Eni S.p.A.	14,464,974
1,303,663	UniCredit S.p.A.	8,417,837

		36,717,289

	Japan - 38.3%
97,080	Adastria Co., Ltd.	5,465,080
76,080	Aeon Delight Co., Ltd.	2,191,732
333,730	Aichi Steel Corp.	1,449,659
467,260	Aisan Industry Co., Ltd.	4,673,356
47,340	Alpha Systems, Inc.	798,451
242,120	Avex Group Holdings, Inc.	2,854,194
98,600	Benesse Holdings, Inc.	2,643,395
395,780	Canon, Inc.	11,818,805
240,300	Cawachi Ltd.	4,158,700
273,300	Chubu Steel Plate Co., Ltd.	1,152,036

The accompanying notes are an integral part of these financial statements.

72

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7% - (continued)
	Japan - 38.3% - (continued)
214,560	CMIC Holdings Co., Ltd.	$2,674,619
569,350	Dai-ichi Life Insurance Co., Ltd.	9,849,349
349,920	Daiichi Sankyo Co., Ltd.	6,872,092
460,610	Dena Co., Ltd.	7,390,158
324,000	Eighteenth Bank Ltd.	983,190
176,223	Eisai Co., Ltd.	11,022,676
207,960	en-japan, Inc.	5,545,936
253,650	Exedy Corp.	5,833,480
95,910	Fuji Machine Manufacturing Co., Ltd.	940,802
145,820	Fujimi, Inc.	2,193,069
2,478,830	Fujitsu Ltd.	11,716,479
546,550	Funai Electric Co., Ltd.	5,639,859
132,490	Gendai Agency, Inc.	674,134
1,056,530	Gree, Inc.	5,351,748
299,230	Hisaka Works Ltd.	2,295,832
278,420	Hitachi Chemical Co., Ltd.	4,401,150
468,280	Honda Motor Co., Ltd.	15,490,907
421,870	Honeys Co., Ltd.	3,477,111
912,650	Hosiden Corp.	5,612,310
673,310	Inpex Corp.	6,417,990
343,300	Itochu Techno-Solutions Corp.	7,526,162
117,300	Japan Digital Laboratory Co., Ltd.	1,499,881
235,530	Japan Petroleum Exploration Co., Ltd.	7,068,735
1,796,900	Japan Steel Works Ltd.	6,687,512
535,880	JSR Corp.	8,463,307
564,560	Keihin Corp.	9,209,219
360,040	Kuroda Electric Co., Ltd.	7,293,107
329,000	Kyoei Steel Ltd.	5,440,481
243,300	Maruichi Steel Tube Ltd.	6,230,490
268,860	Melco Holdings, Inc.	4,649,818
246,000	Mimasu Semiconductor Industry Co., Ltd.	2,316,399
198,200	Miraial Co., Ltd.	1,922,664
2,525,140	Mitsubishi UFJ Financial Group, Inc.	16,331,419
1,802,250	Mitsui Chemicals, Inc.	6,814,580
243,290	Mitsumi Electric Co., Ltd.	1,468,802
7,469,000	Mizuho Financial Group, Inc.	15,384,977
759,710	NET One Systems Co., Ltd.	4,683,979
341,320	Neturen Co., Ltd.	2,440,703
857,290	Nichicon Corp.	6,872,869
691,300	Nikon Corp.	8,942,978
55,310	Nintendo Co., Ltd.	8,842,222
597,960	Nishimatsuya Chain Co., Ltd.	5,279,730
454,800	Nissin Kogyo Co., Ltd.	6,995,272
85,770	Nitto Denko Corp.	5,499,948
516,020	Oita Bank Ltd.	2,174,534
534,000	Pacific Metals Co., Ltd.	1,429,071
157,210	Pal Co., Ltd.	3,514,455
3,049,500	Pioneer Corp.*	8,213,125
100,140	Proto Corp.	1,299,282
218,270	Relia, Inc.	2,069,896
121,130	Rohm Co., Ltd.	5,987,645
1,258,890	SCREEN Holdings Co., Ltd.	7,437,947
53,220	Shimamura Co., Ltd.	5,977,200
425,450	Shinkawa Ltd.*	2,501,069
1,096,710	Shinko Electric Industries Co., Ltd.	6,660,761
1,573,580	Sumitomo Bakelite Co., Ltd.	6,455,576
375,830	Sumitomo Mitsui Financial Group, Inc.	14,993,228
593,150	Sumitomo Riko Co., Ltd.	4,794,766
81,600	Suzuken Co., Ltd. / Aichi Japan	3,123,152
1,043,240	T&D Holdings, Inc.	13,708,919
367,150	Takata Corp.*	4,161,284

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7% - (continued)
	Japan - 38.3% - (continued)
355,670	Takeda Pharmaceutical Co., Ltd.	$17,368,166
542,570	Tochigi Bank Ltd.	3,099,284
271,730	Tokai Rika Co., Ltd.	5,875,536
349,080	Tokyo Seimitsu Co., Ltd.	7,707,049
864,870	Tokyo Steel Manufacturing Co., Ltd.	5,771,425
1,373,630	Toshiba Machine Co., Ltd.	4,730,197
2,183,000	Toyo Engineering Corp.	5,489,580
390,980	Toyoda Gosei Co., Ltd.	8,962,067
245,610	Toyota Boshoku Corp.	5,247,915
492,980	Ushio, Inc.	6,791,203
307,290	Xebio Holdings Co., Ltd.	5,498,019
421,870	Yamanashi Chuo Bank Ltd.	1,977,464
256,560	Yamato Kogyo Co., Ltd.	6,834,018
177,800	Yodogawa Steel Works Ltd.	3,134,255

		492,441,641

	Netherlands - 3.8%
459,359	Delta Lloyd N.V.	3,619,762
982,993	ING Groep N.V.	14,306,354
255,194	Koninklijke Philips N.V.	6,879,709
2,566,522	PostNL N.V.*	10,573,386
301,951	Royal Dutch Shell plc Class B	7,906,552
357,567	USG People N.V.	5,683,296

		48,969,059

	Norway - 0.8%
206,854	Statoil ASA	3,343,642
2,064,831	Storebrand ASA*	7,204,872

		10,548,514

	Russia - 1.3%
1,978,375	Gazprom PAO ADR	8,337,529
237,600	Lukoil PJSC ADR	8,620,154

		16,957,683

	South Africa - 0.9%
230,256	Anglo American Platinum Ltd.*	4,027,329
1,701,720	Impala Platinum Holdings Ltd.*	4,640,869
1,935,262	Lonmin plc*	759,505
1,970,181	Raubex Group Ltd.	2,354,707

		11,782,410

	South Korea - 2.0%
192,988	KB Financial Group, Inc.	6,114,122
430,626	KT Corp.*	11,155,651
107,589	Shinhan Financial Group Co., Ltd.	4,106,160
332,191	Tongyang Life Insurance Co., Ltd.	4,062,197

		25,438,130

	Spain - 1.5%
402,226	Almirall S.A.	7,742,175
879,209	Telefonica S.A.	11,599,703

		19,341,878

	Sweden - 0.1%
1,624,496	Qliro Group AB*	1,631,079

	Switzerland - 4.2%
119,396	Adecco S.A.*	8,875,336
133,919	Julius Baer Group Ltd.*	6,640,039
219,623	LafargeHolcim Ltd.*	12,368,014
494,815	Micronas Semiconductor Holding AG*	2,102,507
323,760	Oriflame Holding AG*	4,485,662

The accompanying notes are an integral part of these financial statements.

73

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7% - (continued)
	Switzerland - 4.2% - (continued)
988,353	UBS Group AG	$19,739,808

		54,211,366

	Taiwan - 0.4%
8,840,900	Compal Electronics, Inc.	5,498,424

	United Kingdom - 9.1%
765,249	Anglo American plc	6,420,216
344,045	AstraZeneca plc	21,926,845
4,301,489	BP plc	25,563,687
2,862,570	Hays plc	6,201,733
1,663,787	Home Retail Group plc	2,875,745
3,423,842	HSBC Holdings plc	26,750,359
2,984,959	J Sainsbury plc	12,230,676
1,621,369	SIG plc	3,328,394
1,031,361	Standard Chartered plc	11,448,761

		116,746,416

	Total Common Stocks (cost $1,302,732,052)	$1,206,290,490

	Total Long-Term Investments (cost $1,302,732,052)	$1,206,290,490

SHORT-TERM INVESTMENTS - 5.8%
	Other Investment Pools & Funds - 5.8%
74,635,175	Fidelity Money Market Class 1	$74,635,175

	Total Short-Term Investments (cost $74,635,175)	$74,635,175

Total Investments (cost $1,377,367,227)^	99.5%	$1,280,925,665
Other Assets and Liabilities	0.5%	6,266,264

Total Net Assets	100.0%	$1,287,191,929

The accompanying notes are an integral part of these financial statements.

74

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $1,392,040,408 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$61,964,598
Unrealized Depreciation	(173,079,341)

Net Unrealized Depreciation	$(111,114,743)

*	Non-income producing.

Futures Contracts Outstanding at October 31, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EAFE (mini MSCI) Index Future	422	12/18/2015	$36,930,211	$37,074,810	$144,599

Total futures contracts					$144,599

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
PJSC	Private Joint Stock Company

The accompanying notes are an integral part of these financial statements.

75

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$8,676,238	$5,449,357	$3,226,881	$—
Austria	1,113,134	—	1,113,134	—
Belgium	32,505,712	—	32,505,712	—
Brazil	4,699,442	4,699,442	—	—
Canada	28,807,964	28,807,964	—	—
China	7,028,524	3,852,045	3,176,479	—
Denmark	15,123,443	—	15,123,443	—
France	150,170,305	3,359,825	146,810,480	—
Germany	58,252,130	1,624,495	56,627,635	—
Greece	8,136,015	—	8,136,015	—
Hong Kong	21,030,530	3,536,414	17,494,116	—
Hungary	11,829,246	—	11,829,246	—
India	15,879,597	—	15,879,597	—
Indonesia	2,754,321	856,415	1,897,906	—
Italy	36,717,289	—	36,717,289	—
Japan	492,441,641	—	492,441,641	—
Netherlands	48,969,059	14,306,354	34,662,705	—
Norway	10,548,514	—	10,548,514	—
Russia	16,957,683	16,957,683	—	—
South Africa	11,782,410	2,354,707	9,427,703	—
South Korea	25,438,130	—	25,438,130	—
Spain	19,341,878	—	19,341,878	—
Sweden	1,631,079	—	1,631,079	—
Switzerland	54,211,366	2,102,507	52,108,859	—
Taiwan	5,498,424	—	5,498,424	—
United Kingdom	116,746,416	—	116,746,416	—
Short-Term Investments	74,635,175	74,635,175	—	—
Futures Contracts(2)	144,599	144,599	—	—

Total	$1,281,070,264	$162,686,982	$1,118,383,282	$—

(1)	For the year ended October 31, 2015, investments valued at $6,991,351 were transferred from Level 1 to Level 2, and investments valued at $18,502,214 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

76

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2015

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Common Stocks	Total
Beginning balance	$20,515	$20,515
Purchases		—
Sales	(111)	(111)
Accrued discounts/(premiums)		—
Total realized gain/(loss)	(1,057,413)	(1,057,413)
Net change in unrealized appreciation/depreciation	1,037,009	1,037,009
Transfers into Level 3(1)		—
Transfers out of Level 3(1)		—

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $-.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

77

International/Global Equity Funds

Statements of Assets and Liabilities

October 31, 2015

	Hartford Emerging Markets Equity Fund	Hartford Global Capital Appreciation Fund	Hartford Global Equity Income Fund
Assets:
Investments in securities, at market value	$179,548,398	$1,341,746,757	$300,255,130
Cash	—	48	—
Cash collateral due from broker	—	—	—
Foreign currency	13,723	62,424	24
Unrealized appreciation on foreign currency contracts	—	288,149	370,740
Receivables:
Investment securities sold	1,275	12,181,859	—
Fund shares sold	1,624,850	995,224	477,418
Dividends and interest	149,373	2,225,822	785,464
Other assets	72,287	148,507	102,183

Total assets	181,409,906	1,357,648,790	301,990,959

Liabilities:
Unrealized depreciation on foreign currency contracts	—	154,881	115,199
Bank overdraft — foreign cash	—	—	—
Payables:
Investment securities purchased	—	11,051,912	—
Fund shares redeemed	514	1,062,237	51,862
Investment management fees	166,744	868,311	187,951
Variation margin on financial derivative instruments	—	—	—
Foreign taxes	36,659	—	—
Distribution fees	4,735	400,777	34,078
Accrued expenses	44,460	318,091	67,779

Total liabilities	253,112	13,856,209	456,869

Net assets	$181,156,794	$1,343,792,581	$301,534,090

Summary of Net Assets:
Capital stock and paid-in-capital	$193,399,851	$1,324,238,158	$318,408,535
Undistributed (distributions in excess of) net investment income	1,936,193	8,177,870	497,355
Accumulated net realized gain (loss)	2,433,797	61,019,558	(6,620,584)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(16,613,047)	(49,643,005)	(10,751,216)

Net assets	$181,156,794	$1,343,792,581	$301,534,090

Shares authorized	600,000,000	1,000,000,000	900,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$7.30	$16.88	$10.94

Maximum offering price per share	$7.72	$17.86	$11.58

Shares outstanding	1,117,961	41,834,661	9,788,159

Net Assets	$8,161,485	$706,024,357	$107,066,496

Class B: Net asset value per share	$—	$15.37	$10.72

Shares outstanding	—	1,384,568	114,122

Net Assets	$—	$21,275,705	$1,222,918

Class C: Net asset value per share	$7.15	$15.50	$10.68

Shares outstanding	309,352	16,920,767	1,225,887

Net Assets	$2,210,614	$262,262,775	$13,097,089

Class I: Net asset value per share	$7.30	$17.38	$10.95

Shares outstanding	370,636	6,545,763	314,349

Net Assets	$2,704,849	$113,759,343	$3,442,207

Class R3: Net asset value per share	$7.24	$16.63	$10.91

Shares outstanding	241,454	1,887,516	41,596

Net Assets	$1,748,768	$31,388,660	$453,841

The accompanying notes are an integral part of these financial statements.

78

International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

Hartford International Equity Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund

$34,686,588	$235,291,451	$1,623,414,095	$349,972,848	$1,280,925,665
—	—	—	—	—
—	—	—	—	1,645,800
4,520	76,260	189,764	—	42,219
—	—	—	—	—

104,226	2,967,230	7,233,158	1,351,222	166,405
31,044	319,720	12,806,773	1,409,703	4,988,766
105,951	688,410	5,956,808	947,149	4,407,370
76,819	130,447	63,210	38,971	60,925

35,009,148	239,473,518	1,649,663,808	353,719,893	1,292,237,150

—	—	—	—	—
—	—	—	104,815	—

15,359	3,315,869	13,507,146	365,488	2,735,997
5,964	174,430	1,046,719	162,496	1,056,531
20,511	166,259	916,736	258,190	860,609
—	—	—	—	78,070
—	—	—	—	—
6,503	43,717	213,441	35,242	119,722
22,719	64,877	253,441	56,299	194,292

71,056	3,765,152	15,937,483	982,530	5,045,221

$34,938,092	$235,708,366	$1,633,726,325	$352,737,363	$1,287,191,929

$34,784,800	$470,345,982	$1,566,880,124	$340,318,083	$1,357,611,937
349,055	1,511,551	16,696,483	(258,426)	12,670,639
271,996	(241,148,301)	19,431,050	261,901	13,244,657
(467,759)	4,999,134	30,718,668	12,415,805	(96,335,304)

$34,938,092	$235,708,366	$1,633,726,325	$352,737,363	$1,287,191,929

525,000,000	500,000,000	650,000,000	500,000,000	500,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

$9.40	$12.38	$15.11	$14.49	$14.31

$9.95	$13.10	$15.99	$15.33	$15.14

1,344,930	9,660,061	36,088,563	5,113,935	26,352,701

$12,647,688	$119,554,476	$545,252,589	$74,087,491	$376,993,021

$9.35	$11.41	$13.69	$13.56	$—

87,847	208,472	335,571	79,109	—

$821,039	$2,379,131	$4,593,726	$1,072,347	$—

$9.29	$11.40	$13.32	$13.18	$14.06

307,730	1,618,299	4,505,612	1,185,812	3,349,113

$2,858,710	$18,454,122	$60,015,301	$15,623,134	$47,088,851

$9.47	$12.30	$15.07	$14.41	$14.45

481,098	3,446,275	6,825,295	5,381,975	46,986,148

$4,553,709	$42,404,278	$102,835,657	$77,562,811	$679,114,435

$9.41	$12.50	$15.33	$14.58	$14.28

130,234	92,186	3,173,163	687,584	89,548

$1,225,723	$1,152,419	$48,652,254	$10,022,131	$1,278,704

The accompanying notes are an integral part of these financial statements.

79

International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

	Hartford Emerging Markets Equity Fund	Hartford Global Capital Appreciation Fund	Hartford Global Equity Income Fund
Class R4: Net asset value per share	$7.28	$17.13	$10.95

Shares outstanding	225,267	845,051	47,105

Net Assets	$1,639,729	$14,478,034	$515,801

Class R5: Net asset value per share	$7.30	$17.46	$10.97

Shares outstanding	224,415	31,690	53,101

Net Assets	$1,638,398	$553,345	$582,261

Class R6: Net asset value per share	$—	$—	$—

Shares outstanding	—	—	—

Net Assets	$—	$—	$—

Class Y: Net asset value per share	$7.29	$17.65	$10.95

Shares outstanding	22,356,347	10,992,714	15,992,945

Net Assets	$163,052,951	$194,050,362	$175,153,477

Cost of investments	$196,110,218	$1,391,462,382	$311,253,854
Cost of foreign currency	$13,745	$62,642	$25
Cost of bank overdraft — foreign cash	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

80

International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

Hartford International Equity Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund
$9.44	$12.72	$15.59	$14.66	$14.36

121,686	493,627	7,844,499	505,703	169,233

$1,148,908	$6,279,993	$122,310,551	$7,413,075	$2,430,966

$9.47	$12.82	$15.74	$14.76	$14.46

111,664	461,543	6,268,358	32,279	81,791

$1,057,481	$5,914,745	$98,671,149	$476,396	$1,182,979

$—	$—	$15.82	$—	$—

—	—	188,621	—	—

$—	$—	$2,983,681	$—	$—

$9.47	$12.86	$15.82	$14.76	$14.72

1,121,387	3,077,210	40,977,076	11,275,652	12,170,435

$10,624,834	$39,569,202	$648,411,417	$166,479,978	$179,102,973

$35,150,902	$230,272,129	$1,592,456,073	$337,527,209	$1,377,367,227
$4,508	$76,373	$188,736	$—	$42,233
$—	$—	$—	$104,456	$—

The accompanying notes are an integral part of these financial statements.

81

International/Global Equity Funds

Statements of Operations

For the Year Ended October 31, 2015

	Hartford Emerging Markets Equity Fund	Hartford Global Capital Appreciation Fund	Hartford Global Equity Income Fund
Investment Income:
Dividends	$5,648,147	$26,373,619	$9,993,580
Interest	3,141	23,290	6,982
Less: Foreign tax withheld	(601,749)	(1,312,194)	(489,664)

Total investment income, net	5,049,539	25,084,715	9,510,898

Expenses:
Investment management fees	2,225,566	10,775,698	2,205,386
Administrative services fees
Class R3	3,631	63,653	887
Class R4	2,650	17,594	822
Class R5	1,778	847	606
Transfer agent fees
Class A	24,327	1,341,796	223,429
Class B	—	104,983	8,744
Class C	4,511	360,637	27,544
Class I	1,034	111,980	3,323
Class R3	62	4,129	118
Class R4	32	945	116
Class R5	6	213	23
Class R6	—	—	—
Class Y	2,643	3,123	2,816
Distribution fees
Class A	25,947	1,812,468	233,247
Class B	—	341,746	17,947
Class C	24,661	2,762,741	116,543
Class R3	9,077	159,132	2,218
Class R4	4,417	29,324	1,369
Custodian fees	101,358	82,653	14,509
Registration and filing fees	87,794	160,136	103,424
Accounting services fees	48,242	195,520	52,931
Board of Directors’ fees	5,636	37,096	8,132
Audit fees	33,302	37,000	35,000
Other expenses	35,300	291,615	60,339

Total expenses (before waivers and fees paid indirectly)	2,641,974	18,695,029	3,119,473
Expense waivers	—	—	(653)
Management fee waivers	(35,983)	(219,518)	(172,337)
Transfer agent fee waivers	—	(4,787)	(3,357)
Commission recapture	(2,346)	(30,726)	(4,210)
Custodian fee offset	—	(1)	—

Total waivers and fees paid indirectly	(38,329)	(255,032)	(180,557)

Total expenses, net	2,603,645	18,439,997	2,938,916

Net Investment Income (Loss)	2,445,894	6,644,718	6,571,982

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	4,648,751	68,715,839	(1,009,472)
Less: Foreign taxes paid on realized capital gains	(25,989)	(38,624)	—
Net realized gain (loss) on purchased options contracts	(5,282)	—	—
Net realized gain (loss) on futures contracts	—	—	—
Net realized gain (loss) on foreign currency contracts	(8)	5,814,482	810,943
Net realized gain (loss) on other foreign currency transactions	(276,865)	(429,454)	(69,939)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	4,340,607	74,062,243	(268,468)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(30,287,715)	(72,247,195)	(7,574,269)
Net unrealized appreciation (depreciation) of futures contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	(2,446)	(2,356,431)	230,597
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(11,638)	23,165	20,342

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(30,301,799)	(74,580,461)	(7,323,330)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	(25,961,192)	(518,218)	(7,591,798)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(23,515,298)	$6,126,500	$(1,019,816)

The accompanying notes are an integral part of these financial statements.

82

International/Global Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2015

Hartford International Equity Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund

$795,493	$4,752,260	$36,685,842	$5,946,073	$24,831,082
1,218	2,186	45,474	2,957	41,777
(69,712)	(391,031)	(3,592,590)	(523,912)	(2,343,730)

726,999	4,363,415	33,138,726	5,425,118	22,529,129

286,172	1,757,313	10,411,356	2,730,587	8,079,320

2,485	1,571	92,473	19,849	2,577
1,739	4,108	175,341	10,798	3,285
1,076	3,235	92,962	401	1,213

28,130	320,599	1,017,937	166,472	531,511
1,118	21,998	32,124	10,774	—
5,156	40,786	106,953	32,261	66,544
3,055	37,308	99,452	47,844	515,575
280	566	2,956	315	182
143	317	3,906	243	207
6	157	2,795	134	87
—	—	92	—	—
165	583	9,305	2,256	1,366

31,217	276,734	1,273,543	176,224	633,692
8,743	33,422	56,812	17,830	—
25,321	163,893	570,629	154,224	540,351
6,211	3,927	231,181	49,623	6,441
2,898	6,846	292,234	17,996	5,474
24,894	19,551	126,737	21,231	82,740
92,663	102,147	150,423	100,858	178,369
6,692	41,347	275,953	54,613	176,917
1,390	5,613	41,164	8,223	25,349
27,999	21,199	30,000	19,001	24,000
16,829	61,530	261,340	57,467	180,663

574,382	2,924,750	15,357,668	3,699,224	11,055,863
(1,428)	(10,950)	—	—	—
(141,495)	(124,097)	(7)	(6,697)	(34)
—	(13,891)	(15,064)	(7,522)	—
(193)	(1,674)	(15,458)	(2,600)	(3,132)
—	—	(1)	—	(12)

(143,116)	(150,612)	(30,530)	(16,819)	(3,178)

431,266	2,774,138	15,327,138	3,682,405	11,052,685

295,733	1,589,277	17,811,588	1,742,713	11,476,444

550,451	56,175	24,246,229	2,818,572	18,209,189
(25)	—	—	—	(8,562)
—	—	—	—	—
—	—	—	—	102,215
12,907	(18,614)	—	—	2,055,228
3,797	(150,641)	(958,926)	(87,892)	(423,593)

567,130	(113,080)	23,287,303	2,730,680	19,934,477

(1,620,899)	(6,695,922)	(19,533,287)	17,871,239	(42,079,300)
—	—	—	—	29,348
(6,890)	24,726	21,026	(70,857)	(1,082,714)
(1,817)	(27,019)	(112,036)	62,570	(20,518)

(1,629,606)	(6,698,215)	(19,624,297)	17,862,952	(43,153,184)

(1,062,476)	(6,811,295)	3,663,006	20,593,632	(23,218,707)

$(766,743)	$(5,222,018)	$21,474,594	$22,336,345	$(11,742,263)

The accompanying notes are an integral part of these financial statements.

83

International/Global Equity Funds

Statements of Changes in Net Assets

October 31, 2015

	Hartford Emerging Markets Equity Fund
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$2,445,894	$2,458,967
Net realized gain (loss) on investments and foreign currency transactions	4,340,607	13,526,700
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(30,301,799)	(11,823,546)

Net Increase (Decrease) in Net Assets Resulting from Operations	(23,515,298)	4,162,121

Distributions to Shareholders:
From net investment income
Class A	(62,853)	(47,026)
Class B	—	—
Class C	—	—
Class I	(31,683)	(20,399)
Class R3	(6,929)	(4,928)
Class R4	(12,078)	(9,888)
Class R5	(17,728)	(15,197)
Class Y	(1,908,998)	(2,080,771)

Total from net investment income	(2,040,269)	(2,178,209)

From net realized gain on investments
Class A	(768,362)	(75,774)
Class B	—	—
Class C	(187,327)	(25,182)
Class I	(219,131)	(21,064)
Class R3	(135,221)	(17,168)
Class R4	(129,196)	(16,349)
Class R5	(130,052)	(16,419)
Class Y	(12,927,458)	(2,144,724)

Total from net realized gain on investments	(14,496,747)	(2,316,680)

Total distributions	(16,537,016)	(4,494,889)

Capital Share Transactions:
Sold	33,236,817	48,841,425
Issued in merger	—	—
Issued on reinvestment of distributions	16,522,971	4,494,462
Redeemed	(31,461,380)	(105,321,986)

Net increase (decrease) from capital share transactions	18,298,408	(51,986,099)

Net Increase (Decrease) in Net Assets	(21,753,906)	(52,318,867)

Net Assets:
Beginning of period	202,910,700	255,229,567

End of period	$181,156,794	$202,910,700

Undistributed (distributions in excess of) net investment income	$1,936,193	$1,827,430

The accompanying notes are an integral part of these financial statements.

84

International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

October 31, 2015

Hartford Global Capital Appreciation Fund		Hartford Global Equity Income Fund		Hartford International Equity Fund		The Hartford International Growth Fund
For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014

$6,644,718	$6,112,462	$6,571,982	$1,989,252	$295,733	$219,011	$1,589,277	$676,664
74,062,243	249,253,448	(268,468)	16,005,035	567,130	2,796,311	(113,080)	14,980,522
(74,580,461)	(163,032,000)	(7,323,330)	(15,545,482)	(1,629,606)	(2,934,633)	(6,698,215)	(10,523,293)

6,126,500	92,333,910	(1,019,816)	2,448,805	(766,743)	80,689	(5,222,018)	5,133,893

(2,519,821)	—	(1,901,683)	(459,507)	(110,098)	(102,438)	(198,241)	(665,589)
—	—	(20,062)	—	—	(1,434)	—	—
—	—	(156,081)	—	(3,823)	(4,350)	—	—
(730,443)	—	(52,186)	(13,226)	(22,053)	(17,062)	(108,250)	(56,016)
(76,256)	—	(7,704)	(1,617)	(7,164)	(6,873)	—	(1,856)
(51,833)	—	(11,406)	(3,848)	(10,312)	(9,305)	(6,043)	(8,612)
(9,371)	—	(13,983)	(7,001)	(12,812)	(11,584)	(1,795)	(1,752)
(1,489,622)	(139,504)	(4,350,564)	(1,311,674)	(134,079)	(121,195)	(275,565)	(45,196)

(4,877,346)	(139,504)	(6,513,669)	(1,796,873)	(300,341)	(274,241)	(589,894)	(779,021)

(113,435,449)	(13,469,470)	(3,433,336)	(5,061,732)	(306,590)	—	—	—
(7,540,897)	(1,572,923)	(94,968)	(255,131)	(23,073)	—	—	—
(47,257,647)	(7,293,427)	(474,995)	(846,333)	(50,320)	—	—	—
(18,073,143)	(3,052,168)	(82,785)	(52,931)	(46,507)	—	—	—
(5,040,876)	(832,065)	(20,323)	(43,220)	(31,538)	—	—	—
(1,641,373)	(287,535)	(24,044)	(36,337)	(29,439)	—	—	—
(230,793)	(30,873)	(28,736)	(34,535)	(27,284)	—	—	—
(31,496,913)	(369,679)	(8,163,878)	(334,114)	(273,857)	—	—	—

(224,717,091)	(26,908,140)	(12,323,065)	(6,664,333)	(788,608)	—	—	—

(229,594,437)	(27,047,644)	(18,836,734)	(8,461,206)	(1,088,949)	(274,241)	(589,894)	(779,021)

156,480,642	354,134,510	54,461,443	225,884,748	10,748,008	4,098,611	129,203,155	66,378,857
—	224,754,075	—	—	—	—	—	—
221,568,919	25,725,052	18,588,689	8,158,232	1,086,823	273,736	583,377	766,845
(243,075,480)	(229,462,140)	(35,420,361)	(23,125,203)	(4,740,331)	(6,244,831)	(50,579,095)	(32,882,701)

134,974,081	375,151,497	37,629,771	210,917,777	7,094,500	(1,872,484)	79,207,437	34,263,001

(88,493,856)	440,437,763	17,773,221	204,905,376	5,238,808	(2,066,036)	73,395,525	38,617,873

1,432,286,437	991,848,674	283,760,869	78,855,493	29,699,284	31,765,320	162,312,841	123,694,968

$1,343,792,581	$1,432,286,437	$301,534,090	$283,760,869	$34,938,092	$29,699,284	$235,708,366	$162,312,841

$8,177,870	$4,851,485	$497,355	$496,212	$349,055	$228,230	$1,511,551	$573,701

The accompanying notes are an integral part of these financial statements.

85

International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

October 31, 2015

	The Hartford International Opportunities Fund
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$17,811,588	$16,685,052
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	23,287,303	157,601,100
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(19,624,297)	(138,198,035)

Net Increase (Decrease) in Net Assets Resulting from Operations	21,474,594	36,088,117

Distributions to Shareholders:
From net investment income
Class A	(5,100,628)	(4,724,239)
Class B	(8,189)	(30,439)
Class C	(319,183)	(338,533)
Class I	(1,385,495)	(972,338)
Class R3	(381,545)	(327,072)
Class R4	(1,235,881)	(1,024,459)
Class R5	(1,202,064)	(1,108,226)
Class R6	(151)	—
Class Y	(8,623,569)	(11,427,608)

Total from net investment income	(18,256,705)	(19,952,914)

From net realized gain on investments
Class A	(51,155,959)	(12,861,098)
Class B	(782,407)	(303,338)
Class C	(6,707,324)	(1,602,409)
Class I	(10,765,665)	(2,078,813)
Class R3	(4,598,752)	(1,087,525)
Class R4	(11,507,792)	(2,675,344)
Class R5	(9,223,287)	(2,378,331)
Class R6	(1,071)	—
Class Y	(61,038,744)	(23,480,517)

Total from net realized gain on investments	(155,781,001)	(46,467,375)

Total distributions	(174,037,706)	(66,420,289)

Capital Share Transactions:
Sold	471,039,533	595,715,934
Issued on reinvestment of distributions	170,180,982	65,168,310
Redeemed	(294,420,477)	(659,647,344)

Net increase (decrease) from capital share transactions	346,800,038	1,236,900

Net Increase (Decrease) in Net Assets	194,236,926	(29,095,272)

Net Assets:
Beginning of period	1,439,489,399	1,468,584,671

End of period	$1,633,726,325	$1,439,489,399

Undistributed (distributions in excess of) net investment income	$16,696,483	$17,084,032

The accompanying notes are an integral part of these financial statements.

86

International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

October 31, 2015

The Hartford International Small Company Fund		The Hartford International Value Fund
For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014

$1,742,713	$2,046,175	$11,476,444	$3,040,111
2,730,680	50,885,510	19,934,477	9,438,476
17,862,952	(56,847,077)	(43,153,184)	(56,062,986)

22,336,345	(3,915,392)	(11,742,263)	(43,584,399)

(1,191,693)	(122,034)	(612,185)	—
(11,993)	—	—	—
(174,013)	—	(78,837)	—
(591,151)	(56,267)	(3,864,949)	—
(161,595)	(8,289)	(2,421)	—
(138,637)	(16,786)	(6,946)	—
(7,459)	(3,914)	(7,803)	—
—	—	—	—
(2,946,175)	(1,304,591)	(591,692)	—

(5,222,716)	(1,511,881)	(5,164,833)	—

(11,920,708)	—	—	—
(450,497)	—	—	—
(2,942,683)	—	—	—
(5,928,215)	—	—	—
(1,676,765)	—	—	—
(1,218,466)	—	—	—
(59,127)	—	—	—
—	—	—	—
(21,898,434)	—	—	—

(46,094,895)	—	—	—

(51,317,611)	(1,511,881)	(5,164,833)	—

153,628,979	149,312,236	1,032,154,970	894,044,011
48,589,507	1,497,442	3,774,301	—
(79,806,537)	(200,164,079)	(467,263,968)	(146,661,044)

122,411,949	(49,354,401)	568,665,303	747,382,967

93,430,683	(54,781,674)	551,758,207	703,798,568

259,306,680	314,088,354	735,433,722	31,635,154

$352,737,363	$259,306,680	$1,287,191,929	$735,433,722

$(258,426)	$2,078,357	$12,670,639	$4,097,484

The accompanying notes are an integral part of these financial statements.

87

International/Global Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Emerging Markets Equity Fund
For the Year Ended October 31, 2015
A	$9.09	$0.08	$(1.19)	$(1.11)	$(0.05)	$(0.63)	$(0.68)	$7.30	(12.64)%		$8,161	1.79%		1.75%		0.94%		151%
C	8.92	0.01	(1.15)	(1.14)	—	(0.63)	(0.63)	7.15	(13.20)		2,211	2.50		2.50		0.14		151
I	9.09	0.11	(1.19)	(1.08)	(0.08)	(0.63)	(0.71)	7.30	(12.27)		2,705	1.34		1.34		1.35		151
R3	9.02	0.05	(1.17)	(1.12)	(0.03)	(0.63)	(0.66)	7.24	(12.84)		1,749	2.02		1.95		0.68		151
R4	9.06	0.08	(1.18)	(1.10)	(0.05)	(0.63)	(0.68)	7.28	(12.50)		1,640	1.71		1.65		0.99		151
R5	9.09	0.10	(1.18)	(1.08)	(0.08)	(0.63)	(0.71)	7.30	(12.30)		1,638	1.41		1.35		1.29		151
Y	9.08	0.10	(1.18)	(1.08)	(0.08)	(0.63)	(0.71)	7.29	(12.27)		163,053	1.32		1.30		1.31		151

For the Year Ended October 31, 2014
A	$9.16	$0.06	$—	$0.06	$(0.05)	$(0.08)	$(0.13)	$9.09	0.70%		$11,009	1.86%		1.72%		0.64%		106%
C	9.01	(0.01)	—	(0.01)	—	(0.08)	(0.08)	8.92	(0.06)		2,617	2.50		2.42		(0.12)		106
I	9.15	0.10	—	0.10	(0.08)	(0.08)	(0.16)	9.09	1.14		3,045	1.37		1.29		1.08		106
R3	9.09	0.04	(0.01)	0.03	(0.02)	(0.08)	(0.10)	9.02	0.42		1,927	2.05		1.92		0.45		106
R4	9.13	0.07	(0.01)	0.06	(0.05)	(0.08)	(0.13)	9.06	0.71		1,850	1.75		1.62		0.76		106
R5	9.15	0.10	—	0.10	(0.08)	(0.08)	(0.16)	9.09	1.11		1,868	1.45		1.32		1.06		106
Y	9.15	0.10	(0.01)	0.09	(0.08)	(0.08)	(0.16)	9.08	1.05		180,595	1.34		1.26		1.08		106

For the Year Ended October 31, 2013
A	$8.43	$0.06	$0.67	$0.73	$—	$—	$—	$9.16	8.69%		$8,141	1.83%		1.65%		0.68%		112%
C	8.34	0.01	0.66	0.67	—	—	—	9.01	8.03		2,712	2.43		2.29		0.06		112
I	8.45	0.10	0.67	0.77	(0.07)	—	(0.07)	9.15	9.14		2,290	1.35		1.21		1.11		112
R3	8.39	0.04	0.68	0.72	(0.02)	—	(0.02)	9.09	8.59		1,918	2.04		1.85		0.47		112
R4	8.43	0.07	0.67	0.74	(0.04)	—	(0.04)	9.13	8.84		1,835	1.74		1.55		0.76		112
R5	8.45	0.09	0.68	0.77	(0.07)	—	(0.07)	9.15	9.13		1,848	1.44		1.25		1.06		112
Y	8.46	0.11	0.67	0.78	(0.09)	—	(0.09)	9.15	9.28		236,487	1.34		1.20		1.25		112

For the Year Ended October 31, 2012
A	$8.22	$0.09	$0.12	$0.21	$—	$—	$—	$8.43	2.59%		$8,104	2.05%		1.58%		1.09%		128%
C	8.20	0.02	0.12	0.14	—	—	—	8.34	1.71		2,102	2.78		2.31		0.30		128
I	8.23	0.11	0.13	0.24	(0.02)	—	(0.02)	8.45	2.88		1,975	1.73		1.26		1.37		128
R3	8.21	0.06	0.12	0.18	—	—	—	8.39	2.19		1,747	2.42		1.85		0.75		128
R4	8.22	0.09	0.12	0.21	—	—	—	8.43	2.55		1,686	2.12		1.55		1.05		128
R5	8.23	0.11	0.12	0.23	(0.01)	—	(0.01)	8.45	2.85		1,693	1.82		1.25		1.35		128
Y	8.23	0.16	0.09	0.25	(0.02)	—	(0.02)	8.46	3.01		170,292	1.38		0.91		1.97		128

For the Period Ended October 31, 2011(4)
A(5)	$10.00	$(0.01)	$(1.77)	$(1.78)	$—	$—	$—	$8.22	(17.80	)%(6)	$5,931	1.97	%(7)	1.48	%(7)	(0.19	)%(7)	39	%(6)
C(5)	10.00	(0.03)	(1.77)	(1.80)	—	—	—	8.20	(18.00	)(6)	1,909	2.71	(7)	2.22	(7)	(0.93	)(7)	39	(6)
I(5)	10.00	—	(1.77)	(1.77)	—	—	—	8.23	(17.70	)(6)	1,708	1.69	(7)	1.20	(7)	0.06	(7)	39	(6)
R3(5)	10.00	(0.02)	(1.77)	(1.79)	—	—	—	8.21	(17.90	)(6)	1,642	2.38	(7)	1.85	(7)	(0.59	)(7)	39	(6)
R4(5)	10.00	(0.01)	(1.77)	(1.78)	—	—	—	8.22	(17.80	)(6)	1,644	2.08	(7)	1.55	(7)	(0.29	)(7)	39	(6)
R5(5)	10.00	—	(1.77)	(1.77)	—	—	—	8.23	(17.70	)(6)	1,646	1.78	(7)	1.25	(7)	—	(7)	39	(6)
Y(5)	10.00	—	(1.77)	(1.77)	—	—	—	8.23	(17.70	)(6)	7,409	1.69	(7)	1.20	(7)	0.05	(7)	39	(6)

The accompanying notes are an integral part of these financial statements.

88

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Global Capital Appreciation Fund
For the Year Ended October 31, 2015
A	$20.10	$0.10	$(0.09)	$0.01	$(0.06)	$(3.17)	$(3.23)	$16.88	0.45%	$706,024	1.26%	1.25%	0.55%	93%
B	18.65	(0.04)	(0.07)	(0.11)	—	(3.17)	(3.17)	15.37	(0.27)	21,276	2.13	2.00	(0.22)	93
C	18.78	(0.03)	(0.08)	(0.11)	—	(3.17)	(3.17)	15.50	(0.26)	262,263	1.96	1.96	(0.16)	93
I	20.59	0.16	(0.09)	0.07	(0.11)	(3.17)	(3.28)	17.38	0.79	113,759	0.93	0.93	0.86	93
R3	19.85	0.08	(0.09)	(0.01)	(0.04)	(3.17)	(3.21)	16.63	0.35	31,389	1.54	1.35	0.45	93
R4	20.35	0.13	(0.09)	0.04	(0.09)	(3.17)	(3.26)	17.13	0.62	14,478	1.24	1.05	0.75	93
R5	20.68	0.12	(0.06)	0.06	(0.11)	(3.17)	(3.28)	17.46	0.72	553	0.95	0.95	0.65	93
Y	20.86	0.18	(0.09)	0.09	(0.13)	(3.17)	(3.30)	17.65	0.87	194,050	0.83	0.83	0.97	93

For the Year Ended October 31, 2014
A	$18.87	$0.13	$1.60	$1.73	$—	$(0.50)	$(0.50)	$20.10	9.39%	$732,928	1.28%	1.25%	0.67%	144	%(8)
B	17.67	(0.02)	1.50	1.48	—	(0.50)	(0.50)	18.65	8.59	46,336	2.11	2.00	(0.08)	144	(8)
C	17.78	(0.01)	1.51	1.50	—	(0.50)	(0.50)	18.78	8.65	282,703	1.98	1.95	(0.03)	144	(8)
I	19.26	0.20	1.63	1.83	—	(0.50)	(0.50)	20.59	9.72	117,640	0.95	0.92	0.98	144	(8)
R3	18.66	0.11	1.58	1.69	—	(0.50)	(0.50)	19.85	9.27	31,735	1.57	1.35	0.57	144	(8)
R4	19.06	0.18	1.61	1.79	—	(0.50)	(0.50)	20.35	9.61	10,055	1.26	1.05	0.88	144	(8)
R5	19.34	0.20	1.64	1.84	—	(0.50)	(0.50)	20.68	9.73	1,549	0.97	0.94	0.98	144	(8)
Y	19.50	0.12	1.76	1.88	(0.02)	(0.50)	(0.52)	20.86	9.83	209,340	0.86	0.83	0.58	144	(8)

For the Year Ended October 31, 2013
A	$13.93	$0.07	$4.93	$5.00	$(0.06)	$—	$(0.06)	$18.87	35.97%	$503,765	1.36%	1.25%	0.42%	128%
B	13.10	(0.05)	4.62	4.57	—	—	—	17.67	34.89	56,743	2.20	2.00	(0.32)	128
C	13.18	(0.05)	4.65	4.60	—	—	—	17.78	34.90	258,520	2.07	2.00	(0.33)	128
I	14.22	0.11	5.02	5.13	(0.09)	—	(0.09)	19.26	36.29	117,325	1.04	1.00	0.66	128
R3	13.79	0.05	4.87	4.92	(0.05)	—	(0.05)	18.66	35.75	30,704	1.64	1.35	0.31	128
R4	14.07	0.11	4.96	5.07	(0.08)	—	(0.08)	19.06	36.18	10,603	1.33	1.05	0.63	128
R5	14.28	0.12	5.04	5.16	(0.10)	—	(0.10)	19.34	36.36	1,242	1.05	0.95	0.74	128
Y	14.40	0.13	5.08	5.21	(0.11)	—	(0.11)	19.50	36.40	12,947	0.93	0.90	0.76	128

For the Year Ended October 31, 2012(4)
A	$12.80	$0.03	$1.10	$1.13	$—	$—	$—	$13.93	8.83%	$411,923	1.41%	1.32%	0.23%	135%
B	12.14	(0.08)	1.04	0.96	—	—	—	13.10	7.91	51,815	2.26	2.10	(0.55)	135
C	12.21	(0.07)	1.04	0.97	—	—	—	13.18	7.94	222,460	2.12	2.06	(0.51)	135
I	13.04	0.08	1.10	1.18	—	—	—	14.22	9.05	87,227	1.10	1.05	0.49	135
R3	12.69	0.01	1.09	1.10	—	—	—	13.79	8.67	24,232	1.69	1.45	0.11	135
R4	12.91	0.06	1.10	1.16	—	—	—	14.07	8.99	10,362	1.37	1.18	0.37	135
R5	13.09	0.08	1.11	1.19	—	—	—	14.28	9.09	1,276	1.09	1.00	0.57	135
Y	13.18	0.19	1.03	1.22	—	—	—	14.40	9.26	12,189	0.97	0.95	0.63	135

For the Year Ended October 31, 2011(4)
A	$12.94	$(0.03)	$(0.11)	$(0.14)	$—	$—	$—	$12.80	(1.08)%	$467,407	1.41%	1.41%	(0.19)%	140%
B	12.37	(0.14)	(0.09)	(0.23)	—	—	—	12.14	(1.86)	61,934	2.25	2.25	(1.03)	140
C	12.42	(0.12)	(0.09)	(0.21)	—	—	—	12.21	(1.69)	266,634	2.13	2.13	(0.91)	140
I	13.13	0.02	(0.11)	(0.09)	—	—	—	13.04	(0.69)	112,597	1.11	1.11	0.12	140
R3	12.86	(0.06)	(0.11)	(0.17)	—	—	—	12.69	(1.32)	20,237	1.72	1.70	(0.48)	140
R4	13.04	(0.02)	(0.11)	(0.13)	—	—	—	12.91	(1.00)	12,333	1.40	1.40	(0.17)	140
R5	13.18	0.02	(0.11)	(0.09)	—	—	—	13.09	(0.68)	1,255	1.11	1.10	0.13	140
Y	13.25	0.03	(0.10)	(0.07)	—	—	—	13.18	(0.53)	33,723	0.99	0.99	0.23	140

The accompanying notes are an integral part of these financial statements.

89

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Global Equity Income Fund
For the Year Ended October 31, 2015
A	$11.72	$0.22	$(0.27)	$(0.05)	$(0.22)	$(0.51)	$(0.73)	$10.94	(0.37)%	$107,066	1.33%	1.25%	2.00%	19%
B	11.49	0.14	(0.27)	(0.13)	(0.13)	(0.51)	(0.64)	10.72	(1.13)	1,223	2.33	2.00	1.22	19
C	11.47	0.14	(0.28)	(0.14)	(0.14)	(0.51)	(0.65)	10.68	(1.20)	13,097	2.08	2.00	1.23	19
I	11.74	0.25	(0.28)	(0.03)	(0.25)	(0.51)	(0.76)	10.95	(0.15)	3,442	1.00	0.97	2.25	19
R3	11.69	0.20	(0.27)	(0.07)	(0.20)	(0.51)	(0.71)	10.91	(0.59)	454	1.57	1.45	1.76	19
R4	11.73	0.24	(0.28)	(0.04)	(0.23)	(0.51)	(0.74)	10.95	(0.28)	516	1.26	1.15	2.11	19
R5	11.75	0.26	(0.27)	(0.01)	(0.26)	(0.51)	(0.77)	10.97	0.02	582	0.95	0.85	2.33	19
Y	11.74	0.27	(0.28)	(0.01)	(0.27)	(0.51)	(0.78)	10.95	(0.02)	175,153	0.84	0.80	2.43	19

For the Year Ended October 31, 2014
A	$11.96	$0.13	$0.71	$0.84	$(0.08)	$(1.00)	$(1.08)	$11.72	7.66%	$75,862	1.57%	1.36%	1.08%	90%
B	11.75	0.03	0.71	0.74	—	(1.00)	(1.00)	11.49	6.90	2,208	2.52	2.12	0.26	90
C	11.73	0.04	0.70	0.74	—	(1.00)	(1.00)	11.47	6.91	10,356	2.31	2.11	0.32	90
I	12.00	0.16	0.70	0.86	(0.12)	(1.00)	(1.12)	11.74	7.89	1,377	1.17	1.10	1.35	90
R3	11.92	0.10	0.70	0.80	(0.03)	(1.00)	(1.03)	11.69	7.41	465	1.77	1.57	0.81	90
R4	11.97	0.14	0.71	0.85	(0.09)	(1.00)	(1.09)	11.73	7.80	508	1.45	1.26	1.19	90
R5	12.01	0.18	0.71	0.89	(0.15)	(1.00)	(1.15)	11.75	8.12	659	1.13	0.95	1.53	90
Y	12.00	0.18	0.72	0.90	(0.16)	(1.00)	(1.16)	11.74	8.22	192,326	0.87	0.80	1.54	90

For the Year Ended October 31, 2013
A	$9.50	$0.07	$2.57	$2.64	$(0.18)	$—	$(0.18)	$11.96	28.25%	$59,361	1.73%	1.45%	0.65%	100%
B	9.32	(0.01)	2.53	2.52	(0.09)	—	(0.09)	11.75	27.22	3,057	2.66	2.20	(0.07)	100
C	9.32	(0.01)	2.53	2.52	(0.11)	—	(0.11)	11.73	27.27	10,041	2.43	2.20	(0.09)	100
I	9.54	0.09	2.58	2.67	(0.21)	—	(0.21)	12.00	28.50	1,052	1.38	1.20	0.88	100
R3	9.47	0.05	2.57	2.62	(0.17)	—	(0.17)	11.92	28.03	517	1.85	1.65	0.43	100
R4	9.52	0.08	2.56	2.64	(0.19)	—	(0.19)	11.97	28.24	436	1.54	1.35	0.75	100
R5	9.54	0.11	2.58	2.69	(0.22)	—	(0.22)	12.01	28.75	416	1.23	1.05	1.05	100
Y	9.53	0.10	2.60	2.70	(0.23)	—	(0.23)	12.00	28.84	3,975	1.14	1.00	1.02	100

For the Year Ended October 31, 2012
A	$9.30	$0.07	$0.71	$0.78	$(0.02)	$(0.56)	$(0.58)	$9.50	9.52%	$46,551	1.78%	1.45%	0.82%	107%
B	9.17	—	0.71	0.71	—	(0.56)	(0.56)	9.32	8.78	3,542	2.69	2.20	0.05	107
C	9.17	0.01	0.70	0.71	—	(0.56)	(0.56)	9.32	8.78	8,994	2.47	2.20	0.06	107
I	9.33	0.09	0.73	0.82	(0.05)	(0.56)	(0.61)	9.54	9.91	708	1.35	1.20	1.03	107
R3	9.26	0.06	0.71	0.77	—	(0.56)	(0.56)	9.47	9.38	371	1.86	1.65	0.63	107
R4	9.31	0.08	0.72	0.80	(0.03)	(0.56)	(0.59)	9.52	9.72	334	1.55	1.35	0.91	107
R5	9.33	0.11	0.72	0.83	(0.06)	(0.56)	(0.62)	9.54	10.04	322	1.24	1.05	1.21	107
Y	9.32	0.13	0.70	0.83	(0.06)	(0.56)	(0.62)	9.53	10.12	22,849	1.10	1.00	1.48	107

For the Year Ended October 31, 2011
A	$9.56	$0.06	$(0.27)	$(0.21)	$(0.05)	$—	$(0.05)	$9.30	(2.22)%	$44,414	1.74%	1.45%	0.58%	102%
B	9.45	(0.02)	(0.26)	(0.28)	—	—	—	9.17	(2.96)	5,101	2.59	2.20	(0.17)	102
C	9.45	(0.02)	(0.26)	(0.28)	—	—	—	9.17	(2.96)	10,009	2.41	2.20	(0.17)	102
I	9.60	0.10	(0.28)	(0.18)	(0.09)	—	(0.09)	9.33	(1.93)	526	1.21	1.10	1.05	102
R3	9.53	0.04	(0.27)	(0.23)	(0.04)	—	(0.04)	9.26	(2.42)	294	1.81	1.65	0.38	102
R4	9.57	0.07	(0.27)	(0.20)	(0.06)	—	(0.06)	9.31	(2.09)	299	1.51	1.35	0.68	102
R5	9.59	0.10	(0.27)	(0.17)	(0.09)	—	(0.09)	9.33	(1.81)	292	1.20	1.05	0.98	102
Y	9.58	0.10	(0.26)	(0.16)	(0.10)	—	(0.10)	9.32	(1.77)	67,387	1.10	1.00	1.00	102

The accompanying notes are an integral part of these financial statements.

90

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford International Equity Fund
For the Year Ended October 31, 2015
A	$9.92	$0.07	$(0.26)	$(0.19)	$(0.08)	$(0.25)	$(0.33)	$9.40	(1.76)%	12,648	1.84%	1.39%	0.77%	125%
B	9.84	—	(0.24)	(0.24)	—	(0.25)	(0.25)	9.35	(2.34)	821	2.49	2.13	0.02	125
C	9.80	0.01	(0.25)	(0.24)	(0.02)	(0.25)	(0.27)	9.29	(2.39)	2,859	2.57	2.14	0.08	125
I	9.98	0.11	(0.25)	(0.14)	(0.12)	(0.25)	(0.37)	9.47	(1.30)	4,554	1.45	1.07	1.13	125
R3	9.91	0.05	(0.24)	(0.19)	(0.06)	(0.25)	(0.31)	9.41	(1.84)	1,226	2.09	1.62	0.55	125
R4	9.95	0.08	(0.25)	(0.17)	(0.09)	(0.25)	(0.34)	9.44	(1.62)	1,149	1.78	1.32	0.85	125
R5	9.98	0.11	(0.25)	(0.14)	(0.12)	(0.25)	(0.37)	9.47	(1.30)	1,057	1.47	1.02	1.15	125
Y	9.98	0.12	(0.26)	(0.14)	(0.12)	(0.25)	(0.37)	9.47	(1.25)	10,625	1.37	0.96	1.21	125

For the Year Ended October 31, 2014
A	$9.91	$0.06	$0.03	$0.09	$(0.08)	$—	$(0.08)	$9.92	0.89%	$10,810	1.84%	1.44%	0.57%	69%
B	9.84	(0.02)	0.03	0.01	(0.01)	—	(0.01)	9.84	0.10	908	2.53	2.13	(0.18)	69
C	9.81	(0.03)	0.04	0.01	(0.02)	—	(0.02)	9.80	0.06	1,910	2.59	2.19	(0.26)	69
I	9.97	0.10	0.02	0.12	(0.11)	—	(0.11)	9.98	1.19	1,835	1.44	1.04	1.03	69
R3	9.91	0.05	0.01	0.06	(0.06)	—	(0.06)	9.91	0.54	1,258	2.12	1.65	0.44	69
R4	9.94	0.08	0.01	0.09	(0.08)	—	(0.08)	9.95	0.90	1,151	1.81	1.35	0.74	69
R5	9.97	0.11	0.01	0.12	(0.11)	—	(0.11)	9.98	1.18	1,071	1.50	1.05	1.04	69
Y	9.97	0.11	0.01	0.12	(0.11)	—	(0.11)	9.98	1.22	10,756	1.40	1.00	1.09	69

For the Year Ended October 31, 2013
A	$8.31	$0.10	$1.66	$1.76	$(0.16)	$—	$(0.16)	$9.91	21.43%	$12,351	1.95%	1.41%	1.12%	106%
B	8.25	0.04	1.65	1.69	(0.10)	—	(0.10)	9.84	20.63	1,404	2.64	2.11	0.44	106
C	8.23	0.04	1.64	1.68	(0.10)	—	(0.10)	9.81	20.64	2,514	2.68	2.15	0.39	106
I	8.36	0.14	1.66	1.80	(0.19)	—	(0.19)	9.97	21.90	1,467	1.56	1.03	1.50	106
R3	8.31	0.08	1.66	1.74	(0.14)	—	(0.14)	9.91	21.22	1,225	2.25	1.65	0.91	106
R4	8.33	0.11	1.67	1.78	(0.17)	—	(0.17)	9.94	21.62	1,122	1.94	1.35	1.21	106
R5	8.35	0.14	1.67	1.81	(0.19)	—	(0.19)	9.97	22.02	1,059	1.63	1.05	1.50	106
Y	8.36	0.14	1.66	1.80	(0.19)	—	(0.19)	9.97	21.93	10,623	1.53	1.00	1.55	106

For the Year Ended October 31, 2012
A	$7.98	$0.10	$0.29	$0.39	$(0.06)	$—	$(0.06)	$8.31	4.94%	$8,397	2.11%	1.44%	1.26%	85%
B	7.92	0.04	0.29	0.33	—	—	—	8.25	4.17	1,111	2.80	2.13	0.57	85
C	7.90	0.04	0.29	0.33	—	—	—	8.23	4.18	1,753	2.83	2.16	0.53	85
I	8.03	0.13	0.29	0.42	(0.09)	—	(0.09)	8.36	5.39	1,119	1.69	1.02	1.67	85
R3	7.98	0.08	0.29	0.37	(0.04)	—	(0.04)	8.31	4.68	963	2.39	1.65	1.05	85
R4	8.00	0.11	0.28	0.39	(0.06)	—	(0.06)	8.33	5.02	924	2.08	1.35	1.34	85
R5	8.03	0.13	0.28	0.41	(0.09)	—	(0.09)	8.35	5.23	868	1.77	1.05	1.64	85
Y	8.03	0.14	0.28	0.42	(0.09)	—	(0.09)	8.36	5.42	8,708	1.67	1.00	1.69	85

For the Year Ended October 31, 2011
A	$8.46	$0.07	$(0.48)	$(0.41)	$(0.07)	$—	$(0.07)	$7.98	(4.87)%	$8,137	2.01%	1.41%	0.84%	89%
B	8.39	0.01	(0.47)	(0.46)	(0.01)	—	(0.01)	7.92	(5.47)	1,141	2.72	2.12	0.14	89
C	8.39	0.01	(0.48)	(0.47)	(0.02)	—	(0.02)	7.90	(5.67)	1,513	2.75	2.15	0.13	89
I	8.50	0.11	(0.48)	(0.37)	(0.10)	—	(0.10)	8.03	(4.43)	941	1.61	1.01	1.26	89
R3	8.46	0.05	(0.48)	(0.43)	(0.05)	—	(0.05)	7.98	(5.10)	890	2.31	1.65	0.60	89
R4	8.48	0.08	(0.49)	(0.41)	(0.07)	—	(0.07)	8.00	(4.87)	859	2.01	1.35	0.91	89
R5	8.49	0.10	(0.47)	(0.37)	(0.09)	—	(0.09)	8.03	(4.40)	824	1.70	1.05	1.21	89
Y	8.50	0.11	(0.48)	(0.37)	(0.10)	—	(0.10)	8.03	(4.44)	8,264	1.60	1.00	1.26	89

The accompanying notes are an integral part of these financial statements.

91

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Growth Fund
For the Year Ended October 31, 2015
A	$12.56	$0.08	$(0.24)	$(0.16)	$(0.02)	$—	$(0.02)	$12.38	(1.31)%	$119,554	1.51%	1.43%	0.65%	121%
B	11.65	(0.03)	(0.21)	(0.24)	—	—	—	11.41	(2.06)	2,379	2.63	2.20	(0.24)	121
C	11.63	—	(0.23)	(0.23)	—	—	—	11.40	(1.98)	18,454	2.22	2.14	(0.04)	121
I	12.51	0.16	(0.28)	(0.12)	(0.09)	—	(0.09)	12.30	(0.98)	42,404	1.09	1.03	1.27	121
R3	12.68	0.08	(0.26)	(0.18)	—	—	—	12.50	(1.42)	1,152	1.75	1.60	0.59	121
R4	12.92	0.11	(0.25)	(0.14)	(0.06)	—	(0.06)	12.72	(1.09)	6,280	1.39	1.30	0.84	121
R5	13.01	0.18	(0.28)	(0.10)	(0.09)	—	(0.09)	12.82	(0.83)	5,915	1.08	1.00	1.33	121
Y	13.06	0.14	(0.25)	(0.11)	(0.09)	—	(0.09)	12.86	(0.79)	39,569	0.97	0.95	1.09	121

For the Year Ended October 31, 2014
A	$12.10	$0.07	$0.48	$0.55	$(0.09)	$—	$(0.09)	$12.56	4.52%	$97,732	1.58%	1.50%	0.55%	84%
B	11.23	(0.03)	0.45	0.42	—	—	—	11.65	3.74	4,384	2.64	2.25	(0.25)	84
C	11.22	(0.02)	0.43	0.41	—	—	—	11.63	3.65	12,978	2.30	2.24	(0.19)	84
I	12.04	0.12	0.47	0.59	(0.12)	—	(0.12)	12.51	4.94	6,748	1.18	1.12	0.92	84
R3	12.19	0.06	0.48	0.54	(0.05)	—	(0.05)	12.68	4.40	458	1.83	1.60	0.48	84
R4	12.45	0.10	0.48	0.58	(0.11)	—	(0.11)	12.92	4.68	1,293	1.44	1.30	0.77	84
R5	12.53	0.13	0.49	0.62	(0.14)	—	(0.14)	13.01	4.99	182	1.13	1.00	1.03	84
Y	12.57	0.11	0.53	0.64	(0.15)	—	(0.15)	13.06	5.10	38,538	1.01	0.95	0.87	84

For the Year Ended October 31, 2013
A	$9.75	$0.10	$2.34	$2.44	$(0.09)	$—	$(0.09)	$12.10	25.15%	$93,051	1.65%	1.50%	0.88%	99%
B	9.04	0.02	2.17	2.19	—	—	—	11.23	24.27	6,816	2.66	2.25	0.16	99
C	9.04	0.01	2.19	2.20	(0.02)	—	(0.02)	11.22	24.32	13,213	2.35	2.25	0.14	99
I	9.70	0.14	2.32	2.46	(0.12)	—	(0.12)	12.04	25.58	5,549	1.24	1.16	1.25	99
R3	9.82	0.09	2.36	2.45	(0.08)	—	(0.08)	12.19	25.03	485	1.83	1.60	0.81	99
R4	10.03	0.12	2.41	2.53	(0.11)	—	(0.11)	12.45	25.42	905	1.45	1.30	1.08	99
R5	10.09	0.16	2.42	2.58	(0.14)	—	(0.14)	12.53	25.83	152	1.15	1.00	1.37	99
Y	10.12	0.16	2.44	2.60	(0.15)	—	(0.15)	12.57	25.91	3,524	1.02	0.95	1.41	99

For the Year Ended October 31, 2012
A	$9.25	$0.07	$0.51	$0.58	$(0.08)	$—	$(0.08)	$9.75	6.33%	$83,324	1.68%	1.50%	0.72%	106%
B	8.57	—	0.47	0.47	—	—	—	9.04	5.48	8,974	2.67	2.25	(0.03)	106
C	8.57	—	0.47	0.47	—	—	—	9.04	5.50	12,465	2.39	2.25	(0.02)	106
I	9.21	0.10	0.50	0.60	(0.11)	—	(0.11)	9.70	6.63	5,585	1.28	1.21	1.08	106
R3	9.33	0.06	0.51	0.57	(0.08)	—	(0.08)	9.82	6.23	700	1.83	1.60	0.65	106
R4	9.45	0.09	0.53	0.62	(0.04)	—	(0.04)	10.03	6.61	718	1.46	1.30	0.98	106
R5	9.58	0.12	0.52	0.64	(0.13)	—	(0.13)	10.09	6.87	117	1.16	1.00	1.21	106
Y	9.61	0.12	0.53	0.65	(0.14)	—	(0.14)	10.12	6.93	2,834	1.02	0.95	1.29	106

For the Year Ended October 31, 2011
A	$9.61	$0.06	$(0.42)	$(0.36)	$—	$—	$—	$9.25	(3.75)%	$101,400	1.58%	1.50%	0.58%	88%
B	8.96	(0.02)	(0.37)	(0.39)	—	—	—	8.57	(4.35)	12,013	2.54	2.25	(0.17)	88
C	8.97	(0.02)	(0.38)	(0.40)	—	—	—	8.57	(4.46)	14,806	2.31	2.25	(0.17)	88
I	9.53	0.11	(0.43)	(0.32)	—	—	—	9.21	(3.36)	5,354	1.21	1.17	1.06	88
R3	9.70	0.05	(0.42)	(0.37)	—	—	—	9.33	(3.81)	777	1.79	1.60	0.47	88
R4	9.79	0.09	(0.43)	(0.34)	—	—	—	9.45	(3.47)	1,335	1.39	1.30	0.88	88
R5	9.90	0.12	(0.44)	(0.32)	—	—	—	9.58	(3.23)	139	1.09	1.00	1.14	88
Y	9.93	0.12	(0.44)	(0.32)	—	—	—	9.61	(3.22)	3,237	0.98	0.95	1.13	88

The accompanying notes are an integral part of these financial statements.

92

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Opportunities Fund
For the Year Ended October 31, 2015
A	$16.96	$0.15	$0.04	$0.19	$(0.17)	$(1.87)	$(2.04)	$15.11	1.59%	$545,253	1.19%	1.19%	0.99%	78%
B	15.52	0.01	0.05	0.06	(0.02)	(1.87)	(1.89)	13.69	0.79	4,594	2.30	2.03	0.07	78
C	15.20	0.03	0.04	0.07	(0.08)	(1.87)	(1.95)	13.32	0.90	60,015	1.92	1.92	0.23	78
I	16.91	0.20	0.05	0.25	(0.22)	(1.87)	(2.09)	15.07	2.03	102,836	0.84	0.84	1.27	78
R3	17.18	0.12	0.04	0.16	(0.14)	(1.87)	(2.01)	15.33	1.36	48,652	1.44	1.44	0.75	78
R4	17.43	0.16	0.05	0.21	(0.18)	(1.87)	(2.05)	15.59	1.68	122,311	1.14	1.14	1.03	78
R5	17.58	0.21	0.04	0.25	(0.22)	(1.87)	(2.09)	15.74	1.94	98,671	0.84	0.84	1.32	78
R6(9)	17.42	0.07	0.43	0.50	(0.23)	(1.87)	(2.10)	15.82	3.44 (6)	2,984	0.85 (7)	0.85 (7)	0.46 (7)	78
Y	17.66	0.23	0.03	0.26	(0.23)	(1.87)	(2.10)	15.82	2.03	648,411	0.74	0.74	1.42	78

For the Year Ended October 31, 2014
A	$17.46	$0.14	$0.11	$0.25	$(0.20)	$(0.55)	$(0.75)	$16.96	1.45%	$465,854	1.20%	1.20%	0.80%	104%
B	16.04	(0.01)	0.10	0.09	(0.06)	(0.55)	(0.61)	15.52	0.58	6,825	2.30	2.04	(0.07)	104
C	15.76	0.01	0.09	0.10	(0.11)	(0.55)	(0.66)	15.20	0.68	55,122	1.93	1.93	0.07	104
I	17.41	0.20	0.10	0.30	(0.25)	(0.55)	(0.80)	16.91	1.76	99,430	0.84	0.84	1.15	104
R3	17.69	0.09	0.11	0.20	(0.16)	(0.55)	(0.71)	17.18	1.19	40,827	1.44	1.44	0.54	104
R4	17.93	0.15	0.11	0.26	(0.21)	(0.55)	(0.76)	17.43	1.47	104,977	1.14	1.14	0.83	104
R5	18.06	0.21	0.11	0.32	(0.25)	(0.55)	(0.80)	17.58	1.83	85,424	0.84	0.84	1.16	104
Y	18.14	0.25	0.09	0.34	(0.27)	(0.55)	(0.82)	17.66	1.90	581,030	0.74	0.74	1.38	104

For the Year Ended October 31, 2013
A	$14.49	$0.22	$2.92	$3.14	$(0.17)	$—	$(0.17)	$17.46	21.87%	$394,928	1.26%	1.26%	1.36%	107%
B	13.32	0.08	2.69	2.77	(0.05)	—	(0.05)	16.04	20.89	8,960	2.35	2.05	0.56	107
C	13.10	0.09	2.65	2.74	(0.08)	—	(0.08)	15.76	20.99	43,495	1.98	1.98	0.66	107
I	14.45	0.28	2.91	3.19	(0.23)	—	(0.23)	17.41	22.30	61,280	0.90	0.90	1.77	107
R3	14.70	0.19	2.96	3.15	(0.16)	—	(0.16)	17.69	21.63	33,633	1.46	1.46	1.20	107
R4	14.89	0.25	3.00	3.25	(0.21)	—	(0.21)	17.93	22.02	86,150	1.15	1.15	1.51	107
R5	14.98	0.29	3.02	3.31	(0.23)	—	(0.23)	18.06	22.37	69,712	0.85	0.85	1.79	107
Y	15.04	0.32	3.03	3.35	(0.25)	—	(0.25)	18.14	22.51	770,427	0.75	0.75	1.97	107

For the Year Ended October 31, 2012
A	$13.67	$0.18	$0.79	$0.97	$(0.15)	$—	$(0.15)	$14.49	7.28%	$264,957	1.36%	1.30%	1.30%	98%
B	12.56	0.07	0.74	0.81	(0.05)	—	(0.05)	13.32	6.46	9,358	2.44	2.05	0.55	98
C	12.37	0.07	0.72	0.79	(0.06)	—	(0.06)	13.10	6.48	32,044	2.06	2.05	0.56	98
I	13.65	0.22	0.80	1.02	(0.22)	—	(0.22)	14.45	7.68	31,190	0.97	0.97	1.60	98
R3	13.90	0.15	0.81	0.96	(0.16)	—	(0.16)	14.70	7.05	18,786	1.52	1.50	1.10	98
R4	14.07	0.21	0.80	1.01	(0.19)	—	(0.19)	14.89	7.40	42,803	1.20	1.20	1.45	98
R5	14.16	0.25	0.80	1.05	(0.23)	—	(0.23)	14.98	7.67	35,803	0.91	0.90	1.73	98
Y	14.20	0.19	0.89	1.08	(0.24)	—	(0.24)	15.04	7.83	467,786	0.79	0.79	1.34	98

For the Year Ended October 31, 2011
A	$14.68	$0.14	$(1.14)	$(1.00)	$(0.01)	$—	$(0.01)	$13.67	(6.80)%	$261,920	1.34%	1.30%	0.96%	122%
B	13.58	0.02	(1.04)	(1.02)	—	—	—	12.56	(7.51)	11,877	2.33	2.05	0.16	122
C	13.37	0.03	(1.03)	(1.00)	—	—	—	12.37	(7.48)	33,621	2.04	2.04	0.19	122
I	14.62	0.20	(1.15)	(0.95)	(0.02)	—	(0.02)	13.65	(6.49)	18,801	0.97	0.97	1.39	122
R3	14.95	0.13	(1.17)	(1.04)	(0.01)	—	(0.01)	13.90	(6.97)	10,727	1.54	1.50	0.89	122
R4	15.10	0.17	(1.18)	(1.01)	(0.02)	—	(0.02)	14.07	(6.73)	11,406	1.23	1.20	1.12	122
R5	15.15	0.18	(1.15)	(0.97)	(0.02)	—	(0.02)	14.16	(6.40)	21,285	0.94	0.90	1.22	122
Y	15.19	0.21	(1.17)	(0.96)	(0.03)	—	(0.03)	14.20	(6.37)	114,791	0.82	0.82	1.38	122

The accompanying notes are an integral part of these financial statements.

93

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Small Company Fund
For the Year Ended October 31, 2015
A	$16.85	$0.04	$0.85	$0.89	$(0.24)	$(3.01)	$(3.25)	$14.49	7.24%	$74,087	1.47%	1.47%	0.27%	55%
B	15.88	(0.07)	0.83	0.76	(0.07)	(3.01)	(3.08)	13.56	6.64	1,072	2.58	2.16	(0.53)	55
C	15.61	(0.06)	0.78	0.72	(0.14)	(3.01)	(3.15)	13.18	6.56	15,623	2.19	2.19	(0.47)	55
I	16.76	0.11	0.83	0.94	(0.28)	(3.01)	(3.29)	14.41	7.68	77,563	1.09	1.09	0.76	55
R3	16.94	0.01	0.87	0.88	(0.23)	(3.01)	(3.24)	14.58	7.12	10,022	1.69	1.65	0.10	55
R4	17.02	0.06	0.87	0.93	(0.28)	(3.01)	(3.29)	14.66	7.43	7,413	1.39	1.35	0.42	55
R5	17.11	0.11	0.86	0.97	(0.31)	(3.01)	(3.32)	14.76	7.69	476	1.12	1.05	0.75	55
Y	17.12	0.12	0.85	0.97	(0.32)	(3.01)	(3.33)	14.76	7.72	166,480	0.99	0.99	0.82	55

For the Year Ended October 31, 2014
A	$17.46	$0.07	$(0.65)	$(0.58)	$(0.03)	$—	$(0.03)	$16.85	(3.33)%	$69,074	1.49%	1.49%	0.37%	66%
B	16.57	(0.10)	(0.59)	(0.69)	—	—	—	15.88	(4.16)	2,524	2.52	2.29	(0.58)	66
C	16.27	(0.05)	(0.61)	(0.66)	—	—	—	15.61	(4.06)	16,752	2.19	2.19	(0.32)	66
I	17.39	0.15	(0.68)	(0.53)	(0.10)	—	(0.10)	16.76	(3.08)	37,503	1.19	1.19	0.86	66
R3	17.58	0.04	(0.66)	(0.62)	(0.02)	—	(0.02)	16.94	(3.54)	9,399	1.70	1.65	0.20	66
R4	17.65	0.09	(0.65)	(0.56)	(0.07)	—	(0.07)	17.02	(3.22)	6,754	1.40	1.35	0.50	66
R5	17.72	0.13	(0.64)	(0.51)	(0.10)	—	(0.10)	17.11	(2.90)	343	1.10	1.05	0.70	66
Y	17.73	0.15	(0.65)	(0.50)	(0.11)	—	(0.11)	17.12	(2.88)	116,958	0.99	0.99	0.84	66

For the Year Ended October 31, 2013
A	$13.14	$0.05	$4.51	$4.56	$(0.24)	$—	$(0.24)	$17.46	35.16%	$63,926	1.54%	1.54%	0.34%	78%
B	12.47	(0.06)	4.28	4.22	(0.12)	—	(0.12)	16.57	34.12	4,504	2.55	2.29	(0.43)	78
C	12.26	(0.05)	4.20	4.15	(0.14)	—	(0.14)	16.27	34.19	11,936	2.28	2.28	(0.39)	78
I	13.09	0.10	4.49	4.59	(0.29)	—	(0.29)	17.39	35.66	5,546	1.11	1.11	0.64	78
R3	13.24	0.04	4.53	4.57	(0.23)	—	(0.23)	17.58	35.02	7,319	1.69	1.65	0.24	78
R4	13.29	0.08	4.55	4.63	(0.27)	—	(0.27)	17.65	35.44	3,662	1.39	1.35	0.53	78
R5	13.34	0.14	4.54	4.68	(0.30)	—	(0.30)	17.72	35.74	622	1.11	1.05	0.93	78
Y	13.34	0.14	4.56	4.70	(0.31)	—	(0.31)	17.73	35.86	216,574	0.99	0.99	0.94	78

For the Year Ended October 31, 2012(4)
A	$12.03	$0.08	$1.06	$1.14	$(0.03)	$—	$(0.03)	$13.14	9.56%	$47,109	1.61%	1.55%	0.59%	61%
B	11.47	(0.03)	1.03	1.00	—	—	—	12.47	8.72	4,973	2.62	2.30	(0.20)	61
C	11.28	(0.02)	1.00	0.98	—	—	—	12.26	8.69	8,647	2.37	2.30	(0.17)	61
I	12.00	0.13	1.06	1.19	(0.10)	—	(0.10)	13.09	10.08	8,781	1.06	1.05	1.12	61
R3	12.16	0.08	1.06	1.14	(0.06)	—	(0.06)	13.24	9.44	4,297	1.71	1.65	0.62	61
R4	12.20	0.12	1.06	1.18	(0.09)	—	(0.09)	13.29	9.81	1,802	1.41	1.35	0.95	61
R5	12.22	0.14	1.08	1.22	(0.10)	—	(0.10)	13.34	10.17	164	1.15	1.05	1.15	61
Y	12.23	0.13	1.09	1.22	(0.11)	—	(0.11)	13.34	10.14	162,036	1.01	1.00	1.11	61

For the Year Ended October 31, 2011
A	$12.56	$0.07	$(0.47)	$(0.40)	$(0.13)	$—	$(0.13)	$12.03	(3.28)%	$50,854	1.59%	1.55%	0.51%	69%
B	11.97	(0.04)	(0.43)	(0.47)	(0.03)	—	(0.03)	11.47	(3.91)	6,188	2.55	2.30	(0.29)	69
C	11.78	(0.03)	(0.43)	(0.46)	(0.04)	—	(0.04)	11.28	(3.93)	9,420	2.34	2.30	(0.27)	69
I	12.53	0.12	(0.46)	(0.34)	(0.19)	—	(0.19)	12.00	(2.82)	7,309	1.09	1.07	0.94	69
R3	12.72	0.09	(0.50)	(0.41)	(0.15)	—	(0.15)	12.16	(3.31)	2,065	1.71	1.65	0.73	69
R4	12.74	0.12	(0.50)	(0.38)	(0.16)	—	(0.16)	12.20	(3.10)	356	1.44	1.35	0.90	69
R5	12.75	0.13	(0.47)	(0.34)	(0.19)	—	(0.19)	12.22	(2.77)	126	1.12	1.05	0.99	69
Y	12.76	0.14	(0.48)	(0.34)	(0.19)	—	(0.19)	12.23	(2.72)	105,329	1.02	1.00	1.03	69

The accompanying notes are an integral part of these financial statements.

94

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Value Fund
For the Year Ended October 31, 2015
A	$14.37	$0.16	$(0.15)	$0.01	$(0.07)		$—	$(0.07)	$14.31	0.08%	$376,993	1.35%	1.35%	1.11%	23%
C	14.16	0.03	(0.11)	(0.08)	(0.02)		—	(0.02)	14.06	(0.56)	47,089	2.01	2.01	0.24	23
I	14.49	0.18	(0.12)	0.06	(0.10)		—	(0.10)	14.45	0.45	679,114	0.98	0.98	1.24	23
R3	14.33	0.10	(0.12)	(0.02)	(0.03)		—	(0.03)	14.28	(0.15)	1,279	1.60	1.60	0.68	23
R4	14.42	0.16	(0.15)	0.01	(0.07)		—	(0.07)	14.36	0.08	2,431	1.30	1.30	1.08	23
R5	14.50	0.19	(0.13)	0.06	(0.10)		—	(0.10)	14.46	0.40	1,183	0.99	0.99	1.25	23
Y	14.75	0.21	(0.13)	0.08	(0.11)		—	(0.11)	14.72	0.55	179,103	0.90	0.90	1.41	23

For the Year Ended October 31, 2014
A	$14.22	$0.14	$0.01	$0.15	$—		$—	$—	$14.37	1.05%	$116,268	1.37%	1.36%	0.94%	31%
C	14.11	0.03	0.02	0.05	—		—	—	14.16	0.35	52,779	2.05	2.04	0.19	31
I	14.29	0.18	0.02	0.20	—		—	—	14.49	1.40	515,604	1.02	1.01	1.20	31
R3	14.22	0.10	0.01	0.11	—		—	—	14.33	0.77	1,223	1.70	1.60	0.66	31
R4	14.26	0.15	0.01	0.16	—		—	—	14.42	1.12	1,111	1.39	1.30	0.96	31
R5	14.30	0.21	(0.01)	0.20	—		—	—	14.50	1.40	1,185	1.08	1.00	1.37	31
Y	14.54	0.19	0.02	0.21	—		—	—	14.75	1.44	47,264	0.96	0.95	1.26	31

For the Year Ended October 31, 2013
A	$11.83	$0.21	$3.22	$3.43	$(1.04	)(10)	$—	$(1.04)	$14.22	30.95%	$13,315	1.91%	1.40%	1.67%	253%
C	11.75	0.12	3.20	3.32	(0.96	)(11)	—	(0.96)	14.11	30.00	2,604	2.57	2.11	0.91	253
I	11.89	0.25	3.24	3.49	(1.09	)(12)	—	(1.09)	14.29	31.36	2,558	1.48	1.02	1.93	253
R3	11.83	0.21	3.20	3.41	(1.02	)(10)	—	(1.02)	14.22	30.67	823	2.17	1.60	1.63	253
R4	11.86	0.24	3.21	3.45	(1.05	)(10)	—	(1.05)	14.26	31.06	801	1.86	1.30	1.93	253
R5	11.89	0.28	3.22	3.50	(1.09	)(12)	—	(1.09)	14.30	31.44	809	1.56	1.00	2.23	253
Y	11.91	0.23	3.50	3.73	(1.10	)(12)	—	(1.10)	14.54	33.53	10,725	1.27	0.81	1.86	253

For the Year Ended October 31, 2012
A	$11.28	$0.18	$0.45	$0.63	$(0.08)		$—	$(0.08)	$11.83	5.68%	$4,126	1.57%	1.40%	1.64%	137%
C	11.19	0.10	0.46	0.56	—		—	—	11.75	5.00	901	2.18	2.09	0.94	137
I	11.32	0.23	0.45	0.68	(0.11)		—	(0.11)	11.89	6.14	615	1.09	1.00	2.02	137
R3	11.26	0.16	0.45	0.61	(0.04)		—	(0.04)	11.83	5.47	641	1.80	1.60	1.41	137
R4	11.29	0.19	0.46	0.65	(0.08)		—	(0.08)	11.86	5.80	611	1.49	1.30	1.72	137
R5	11.32	0.23	0.45	0.68	(0.11)		—	(0.11)	11.89	6.15	615	1.19	1.00	2.02	137
Y	11.34	0.28	0.42	0.70	(0.13)		—	(0.13)	11.91	6.32	27,906	1.01	0.92	2.50	137

For the Year Ended October 31, 2011
A	$11.82	$0.18	$(0.45)	$(0.27)	$(0.02)		$(0.25)	$(0.27)	$11.28	(2.37)%	$3,629	1.69%	1.34%	1.50%	112%
C	11.79	0.09	(0.44)	(0.35)	—		(0.25)	(0.25)	11.19	(3.10)	859	2.37	2.02	0.74	112
I	11.84	0.22	(0.45)	(0.23)	(0.04)		(0.25)	(0.29)	11.32	(2.07)	621	1.34	1.00	1.85	112
R3	11.81	0.15	(0.45)	(0.30)	—		(0.25)	(0.25)	11.26	(2.67)	597	2.05	1.60	1.22	112
R4	11.82	0.18	(0.45)	(0.27)	(0.01)		(0.25)	(0.26)	11.29	(2.34)	577	1.74	1.30	1.52	112
R5	11.84	0.22	(0.46)	(0.24)	(0.03)		(0.25)	(0.28)	11.32	(2.09)	580	1.44	1.00	1.82	112
Y	11.84	0.20	(0.41)	(0.21)	(0.04)		(0.25)	(0.29)	11.34	(1.90)	130,450	1.10	0.76	1.70	112

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(5)	Commenced operations on May 31, 2011.
(6)	Not annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

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(8)	During the year ended October 31, 2014, the Fund incurred $165.7 million in sales of securities held associated with the transition of assets from The Hartford Global Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.
(9)	Commenced operations on November 7, 2014.
(10)	Included in this amount are tax distributions from capital of ($0.10).
(11)	Included in this amount are tax distributions from capital of ($0.09).
(12)	Included in this amount are tax distributions from capital of ($0.11).

The accompanying notes are an integral part of these financial statements.

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October 31, 2015

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end management investment company comprised of forty-four series, as of October 31, 2015. The financial statements for certain other series of the Company are presented in separate reports. The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The series of the Company listed below (individually, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

Hartford Emerging Markets Equity Fund (formerly, The Hartford Emerging Markets Research Fund) (the “Emerging Markets Equity Fund”)

Hartford Global Capital Appreciation Fund (the “Global Capital Appreciation Fund”)

Hartford Global Equity Income Fund (the “Global Equity Income Fund”)

Hartford International Equity Fund (formerly, Hartford International Capital Appreciation Fund) (the “International Equity Fund”)

The Hartford International Growth Fund (the “International Growth Fund”)

The Hartford International Opportunities Fund (the “International Opportunities Fund”)

The Hartford International Small Company Fund (the “International Small Company Fund”)

The Hartford International Value Fund (the “International Value Fund”)

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, “Financial Services – Investment Companies.”

Each Fund offers Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares. In addition, each Fund, except for Emerging Markets Equity Fund and International Value Fund, offers Class B shares. Effective November 7, 2014, International Opportunities Fund offers Class R6 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from 5.00% to zero, depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of each Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in each Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in each Fund’s prospectus. For investors electing to reinvest gains and dividends, any such gains or dividends on Class B shares will continue to be reinvested in Class B shares of each Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

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October 31, 2015

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by each Fund’s portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, each Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of each Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign investments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that a Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter (“OTC”) options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include

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October 31, 2015

debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Company’s Treasurer or designee and a Vice President of the investment manager or designee. A Vice President of the Company with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Company’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of each Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of the Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

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October 31, 2015

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – Each Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year except the Global Equity Income Fund pays dividends from net investment income quarterly.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time a Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose a Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by a Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow a Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the nondefaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding repurchase agreements and related collateral as of October 31, 2015.

b)

Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were

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October 31, 2015

more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2015.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2015.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of October 31, 2015.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, a Fund seeks to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of October 31, 2015.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it

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October 31, 2015

will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

See each Fund’s Schedule of Investments, if applicable, for outstanding purchased and written option contracts as of October 31, 2015.

d)	Additional Derivative Instrument Information:

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

Emerging Markets Equity Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$—	$—	$—	$(5,282)	$—	$—	$(5,282)
Net realized gain (loss) on foreign currency contracts	—	(8)	—	—	—	—	(8)

Total	$—	$(8)	$—	$(5,282)	$—	$—	$(5,290)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(2,446)	$—	$—	$—	$—	$(2,446)

Total	$—	$(2,446)	$—	$—	$—	$—	$(2,446)

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October 31, 2015

Global Capital Appreciation Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$288,149	$—	$—	$—	$—	$288,149

Total	$—	$288,149	$—	$—	$—	$—	$288,149

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$154,881	$—	$—	$—	$—	$154,881

Total	$—	$154,881	$—	$—	$—	$—	$154,881

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$5,814,482	$—	$—	$—	$—	$5,814,482

Total	$—	$5,814,482	$—	$—	$—	$—	$5,814,482

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(2,356,431)	$—	$—	$—	$—	$(2,356,431)

Total	$—	$(2,356,431)	$—	$—	$—	$—	$(2,356,431)

Global Equity Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$370,740	$—	$—	$—	$—	$370,740

Total	$—	$370,740	$—	$—	$—	$—	$370,740

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$115,199	$—	$—	$—	$—	$115,199

Total	$—	$115,199	$—	$—	$—	$—	$115,199

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

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October 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$810,943	$—	$—	$—	$—	$810,943

Total	$—	$810,943	$—	$—	$—	$—	$810,943

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$230,597	$—	$—	$—	$—	$230,597

Total	$—	$230,597	$—	$—	$—	$—	$230,597

International Equity Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$12,907	$—	$—	$—	$—	$12,907

Total	$—	$12,907	$—	$—	$—	$—	$12,907

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(6,890)	$—	$—	$—	$—	$(6,890)

Total	$—	$(6,890)	$—	$—	$—	$—	$(6,890)

International Growth Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(18,614)	$—	$—	$—	$—	$(18,614)

Total	$—	$(18,614)	$—	$—	$—	$—	$(18,614)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$24,726	$—	$—	$—	$—	$24,726

Total	$—	$24,726	$—	$—	$—	$—	$24,726

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October 31, 2015

International Opportunities Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$21,026	$—	$—	$—	$—	$21,026

Total	$—	$21,026	$—	$—	$—	$—	$21,026

International Small Company Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(70,857)	$—	$—	$—	$—	$(70,857)

Total	$—	$(70,857)	$—	$—	$—	$—	$(70,857)

International Value Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$144,599	$—	$—	$144,599

Total	$—	$—	$—	$144,599	$—	$—	$144,599

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

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October 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$—	$—	$—	$102,215	$—	$—	$102,215
Net realized gain (loss) on foreign currency contracts	—	2,055,228	—	—	—	—	2,055,228

Total	$—	$2,055,228	$—	$102,215	$—	$—	$2,157,443

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$—	$—	$—	$29,348	$—	$—	$29,348
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,082,714)	—	—	—	—	(1,082,714)

Total	$—	$(1,082,714)	$—	$29,348	$—	$—	$(1,053,366)

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

e)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements (“MNA”) allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement and net of the related collateral received/pledged by the Funds as of October 31, 2015:

Global Capital Appreciation Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$288,149	$(154,881)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	288,149	(154,881)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$288,149	$(154,881)

Global Capital Appreciation Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
HSBC Bank USA	$111,172	$(30,829)	$—	$—	$80,343
JP Morgan Chase & Co.	89,246	(10,491)	—	—	78,755
National Australia Bank Limited	87,731	(30,747)	—	—	56,984

Total	$288,149	$(72,067)	$—	$—	$216,082

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October 31, 2015

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
BNP Paribas Securities Services	$(76,868)	$—	$—	$—	$(76,868)
HSBC Bank USA	(30,829)	30,829	—	—	—
JP Morgan Chase & Co.	(10,491)	10,491	—	—	—
National Australia Bank Limited	(30,747)	30,747	—	—	—
State Street Global Markets LLC	(5,946)	—	—	—	(5,946)

Total	$(154,881)	$72,067	$—	$—	$(82,814)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Global Equity Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$370,740	$(115,199)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	370,740	(115,199)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$370,740	$(115,199)

Global Equity Income Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
HSBC Bank USA	$124,314	$—	$—	$—	$124,314
JP Morgan Chase & Co.	124,233	—	—	—	124,233
National Australia Bank Limited	122,193	—	—	—	122,193

Total	$370,740	$—	$—	$—	$370,740

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
BNP Paribas Securities Services	$(115,199)	$—	$—	$—	$(115,199)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

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October 31, 2015

International Value Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$144,599	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	144,599	—

Derivatives not subject to a MNA	(144,599)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2015. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments,

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October 31, 2015

foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2015 and October 31, 2014 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Emerging Markets Equity Fund	$8,418,086	$8,118,930	$2,737,522	$1,757,367
Global Capital Appreciation Fund	83,063,224	146,531,213	139,504	26,908,140
Global Equity Income Fund	10,002,258	8,834,476	3,214,632	5,246,574
International Equity Fund	300,341	788,608	274,241	—
International Growth Fund	589,894	—	779,020	—
International Opportunities Fund	54,247,721	119,789,985	31,415,500	35,004,788
International Small Company Fund	11,953,651	39,363,960	1,511,881	—
International Value Fund	5,164,833	—	—	—

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(c).

As of October 31, 2015, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses		Unrealized Appreciation (Depreciation) on Investments(1)	Total Accumulated Earnings (Deficit)
Emerging Markets Equity Fund	$1,939,585	$2,596,059	$—		$(16,778,701)	(12,243,057)
Global Capital Appreciation Fund	36,627,346	43,551,295	—		(60,624,218)	19,554,423
Global Equity Income Fund	497,355	—	(6,362,528	)(2)	(11,009,272)	(16,874,445)
International Equity Fund	384,452	479,428	—		(710,588)	153,292
International Growth Fund	1,511,551	—	(240,299,370	)(2)	4,150,203	(234,637,616)
International Opportunities Fund	16,836,022	25,526,287	—		24,483,892	66,846,201
International Small Company Fund	3,058,170	1,911,021	—		7,450,089	12,419,280
International Value Fund	29,962,105	10,769,777	—		(111,151,890)	(70,420,008)

(1)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
(2)	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as corporate actions, foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from

109

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October 31, 2015

undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2015, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Emerging Markets Equity Fund	$—	$(296,862)	$296,862
Global Capital Appreciation Fund	(994)	1,559,013	(1,558,019)
Global Equity Income Fund	(856,032)	(57,170)	913,202
International Equity Fund	2,421	125,433	(127,854)
International Growth Fund	203	(61,533)	61,330
International Opportunities Fund	—	57,568	(57,568)
International Small Company Fund	3,537	1,143,220	(1,146,757)
International Value Fund	—	2,261,544	(2,261,544)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2015 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration
Fund	2016	2017	2018
Global Equity Income Fund	$3,459,659	$169,331	$2,733,538
International Growth Fund	129,754,074	110,545,296	—

The Emerging Markets Equity Fund, Global Capital Appreciation Fund, International Equity Fund, International Opportunities Fund, International Small Company Fund and International Value Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2015.

During the year ended October 31, 2015, the Global Equity Income Fund, International Growth Fund and International Value Fund utilized prior year capital loss carryforwards of $31,104, $438,145 and $2,472,342, respectively.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2015, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management

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October 31, 2015

services to each Fund in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2015; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Equity Fund	1.1000% on first $250 million and;
1.0500% on next $250 million and;
1.0000% on next $500 million and;
0.9700% over $1 billion

Global Capital Appreciation Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6800% on next $5 billion and;
0.6750% over $10 billion

Global Equity Income Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6900% on next $4 billion and;
0.6850% on next $5 billion and;
0.6700% over $10 billion

International Equity Fund	0.7000% on first $500 million and;
0.6500% on next $500 million and;
0.6400% on next $1.5 billion and;
0.6300% on next $2.5 billion and;
0.6250% over $5 billion

International Growth Fund	0.8500% on first $500 million and;
0.8000% on next $500 million and;
0.7500% on next $4 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

International Opportunities Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6400% on next $1.5 billion and;
0.6350% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6250% over $10 billion

International Small Company Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion
International Value Fund	0.8500% on first $500 million and;
0.8000% on next $500 million and;
0.7500% on next $4 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

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October 31, 2015

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Emerging Markets Equity Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Global Capital Appreciation Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Global Equity Income Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

International Equity Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

International Growth Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

International Opportunities Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

International Small Company Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

International Value Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of October 31, 2015, HFMC contractually

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October 31, 2015

limited the total operating expenses of each Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 29, 2016 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Equity Fund	1.75%	NA	2.50%	1.50%	1.95%	1.65%	1.35%	NA	1.30%
Global Capital Appreciation Fund	1.25%	2.00%	2.00%	1.00%	1.35%	1.05%	0.95%	NA	0.90%
Global Equity Income Fund	1.25%	2.00%	2.00%	1.00%	1.45%	1.15%	0.85%	NA	0.80%
International Equity Fund	1.19%	1.94%	1.94%	0.89%	1.49%	1.19%	0.89%	NA	0.79%
International Growth Fund	1.30%	2.05%	2.05%	1.00%	1.60%	1.30%	1.00%	NA	0.95%
International Opportunities Fund	1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%	0.85%
International Small Company Fund	1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	NA	1.00%
International Value Fund	1.40%	NA	2.15%	1.15%	1.60%	1.30%	1.00%	NA	0.95%

From November 1, 2014 through August 12, 2015, HFMC contractually limited the total operating expenses of the following funds, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
International Equity Fund	1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	NA	1.00%
International Growth Fund	1.55%	2.30%	2.30%	1.30%	1.60%	1.30%	1.00%	NA	0.95%

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2015, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Equity Fund	1.75%	—	2.49%	1.34%	1.95%	1.65%	1.35%	—	1.30%
Global Capital Appreciation Fund	1.25%	2.00%	1.96%	0.93%	1.35%	1.05%	0.94%	—	0.83%
Global Equity Income Fund	1.25%	2.00%	2.00%	0.97%	1.45%	1.15%	0.85%	—	0.80%
International Equity Fund	1.39%	2.13%	2.14%	1.07%	1.62%	1.32%	1.02%	—	0.96%
International Growth Fund	1.43%	2.20%	2.14%	1.03%	1.60%	1.30%	1.00%	—	0.95%
International Opportunities Fund	1.19%	2.03%	1.92%	0.84%	1.44%	1.14%	0.84%	0.85%	0.74%
International Small Company Fund	1.47%	2.16%	2.19%	1.09%	1.65%	1.35%	1.05%	—	0.99%
International Value Fund	1.35%	—	2.01%	0.98%	1.60%	1.30%	0.99%	—	0.90%

e)

Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

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October 31, 2015

For the year ended October 31, 2015, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Equity Fund	$38,836	$1,011
Global Capital Appreciation Fund	1,256,728	12,898
Global Equity Income Fund	940,491	1,696
International Equity Fund	53,284	2,101
International Growth Fund	589,298	3,524
International Opportunities Fund	3,081,944	24,429
International Small Company Fund	165,088	4,691
International Value Fund	297,767	35,253

The Board of Directors of the Company has approved the adoption of a separate distribution plan pursuant to Rule 12b-1 under the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Effective June 30, 2012, there was a reduction in the amount charged in connection with the Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with applicable FINRA rules, although it is possible that such fees may be charged in the future. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at other such intervals as the Company’s Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2015, a portion of each Company’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

Fund	CCO Compensation Paid by Fund
Emerging Market Equity Fund	$412
Global Capital Appreciation Fund	2,987

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October 31, 2015

Fund	CCO Compensation Paid by Fund
Global Equity Income Fund	$628
International Equity Fund	72
International Growth Fund	442
International Opportunities Fund	3,278
International Small Company Fund	649
International Value Fund	2,100

8.	Affiliate Holdings:

As of October 31, 2015, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of Class:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6		Class Y
Emerging Markets Equity Fund	—	—	45%	61%	91%	99%	100%	—		—
Global Capital Appreciation Fund	—	—	—	—	—	1%	27%	—		—	*
Global Equity Income Fund	—	—	—	—	69%	83%	75%	—		—
International Equity Fund	8%	70%	—	23%	83%	90%	100%	—		100%
International Growth Fund	—	—	—	—	—	—	3%	—		—
International Opportunities Fund	—	—	—	—	—	—	—	—	*	—
International Small Company Fund	—	—	—	—	—	—	—	—		—
International Value Fund	—	—	—	—	63%	33%	70%	—		—	*

Percentage of Fund:

Fund	Class A	Class B	Class C	Class I	Class R3		Class R4		Class R5		Class R6		Class Y
Emerging Markets Equity Fund	—	—	1%	1%	1%		1%		1%		—		—
Global Capital Appreciation Fund	—	—	—	—	—		—	*	—	*	—		—	*
Global Equity Income Fund	—	—	—	—	—	*	—	*	—	*	—		—
International Equity Fund	3%	2%	—	3%	3%		3%		3%		—		30%
International Growth Fund	—	—	—	—	—		—		—	*	—		—
International Opportunities Fund	—	—	—	—	—		—		—		—	*	—
International Small Company Fund	—	—	—	—	—		—		—		—		—
International Value Fund	—	—	—	—	—	*	—	*	—	*	—		—	*

*	Percentage rounds to zero.

As of October 31, 2015, the Funds shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Fund	Class Y
Emerging Markets Equity Fund	63%
Global Capital Appreciation Fund	14%
Global Equity Income Fund	57%
International Growth Fund	11%
International Opportunities Fund	3%
International Small Company Fund	9%
International Value Fund	2%

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October 31, 2015

9.	Investment Transactions:

For the year ended October 31, 2015, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Emerging Markets Equity Fund	$289,756,555	$288,390,067
Global Capital Appreciation Fund	$1,273,433,199	$1,360,131,511
Global Equity Income Fund	$79,578,489	$54,256,874
International Equity Fund	$46,832,401	$40,196,602
International Growth Fund	$318,219,090	$240,818,656
International Opportunities Fund	$1,317,371,508	$1,150,382,887
International Small Company Fund	$230,733,697	$163,372,076
International Value Fund	$735,412,001	$210,750,814

Fund	Cost of Purchases U.S. Government Obligations	Sales Proceeds U.S. Government Obligations
Emerging Markets Equity Fund	$—	$—
Global Capital Appreciation Fund	$—	$—
Global Equity Income Fund	$—	$—
International Equity Fund	$—	$—
International Growth Fund	$—	$—
International Opportunities Fund	$—	$—
International Small Company Fund	$—	$—
International Value Fund	$—	$—

Fund	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Equity Fund	$289,756,555	$288,390,067
Global Capital Appreciation Fund	$1,273,433,199	$1,360,131,511
Global Equity Income Fund	$79,578,489	$54,256,874
International Equity Fund	$46,832,401	$40,196,602
International Growth Fund	$318,219,090	$240,818,656
International Opportunities Fund	$1,317,371,508	$1,150,382,887
International Small Company Fund	$230,733,697	$163,372,076
International Value Fund	$735,412,001	$210,750,814

116

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October 31, 2015

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2015, and the year ended October 31, 2014:

Emerging Markets Equity Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	369,299	$3,003,693	886,519	$8,176,809
Shares Issued for Reinvested Dividends	104,636	817,519	13,912	122,508
Shares Redeemed	(567,024)	(4,282,266)	(577,971)	(5,102,766)

Net Increase (Decrease)	(93,089)	(461,054)	322,460	3,196,551

Class C
Shares Sold	53,614	$430,019	83,030	$743,779
Shares Issued for Reinvested Dividends	24,474	186,978	2,926	25,047
Shares Redeemed	(62,005)	(484,665)	(93,688)	(777,986)

Net Increase (Decrease)	16,083	132,332	(7,732)	(9,160)

Class I
Shares Sold	98,377	$811,469	157,964	$1,413,109
Shares Issued for Reinvested Dividends	32,109	250,814	4,711	41,463
Shares Redeemed	(94,849)	(710,781)	(77,859)	(686,994)

Net Increase (Decrease)	35,637	351,502	84,816	767,578

Class R3
Shares Sold	14,680	$106,680	1,179	$11,161
Shares Issued for Reinvested Dividends	18,360	142,150	2,536	22,097
Shares Redeemed	(5,243)	(41,049)	(1,174)	(10,095)

Net Increase (Decrease)	27,797	207,781	2,541	23,163

Class R4
Shares Sold	4,213	$32,772	111	$1,000
Shares Issued for Reinvested Dividends	18,150	141,274	2,992	26,237
Shares Redeemed	(1,226)	(8,738)	—	—

Net Increase (Decrease)	21,137	165,308	3,103	27,237

Class R5
Shares Sold	—	$—	5	$50
Shares Issued for Reinvested Dividends	18,919	147,780	3,591	31,616
Shares Redeemed	—	—	(5)	(49)

Net Increase (Decrease)	18,919	147,780	3,591	31,617

Class Y
Shares Sold	3,707,372	$28,852,184	4,315,564	$38,495,517
Shares Issued for Reinvested Dividends	1,901,797	14,836,456	480,754	4,225,495
Shares Redeemed	(3,138,255)	(25,933,881)	(10,770,311)	(98,744,097)

Net Increase (Decrease)	2,470,914	17,754,759	(5,973,993)	(56,023,085)

Total Net Increase (Decrease)	2,497,398	$18,298,408	(5,565,214)	$(51,986,099)

117

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Notes to Financial Statements – (continued)

October 31, 2015

Global Capital Appreciation Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	4,405,289	$77,281,961	3,570,276	$69,704,386
Issued in Merger	—	—	10,036,979	197,410,305
Shares Issued for Reinvested Dividends	6,902,770	113,948,606	704,849	13,202,897
Shares Redeemed	(6,236,751)	(109,844,151)	(4,725,825)	(93,733,804)
Shares converted (from) Class B into Class A	294,409	5,198,933	179,236	3,556,275

Net Increase (Decrease)	5,365,717	86,585,349	9,765,515	190,140,059

Class B
Shares Sold	33,458	$512,074	28,685	$2,911,478
Issued in Merger	—	—	243,910	4,471,267
Shares Issued for Reinvested Dividends	471,587	7,106,814	83,570	1,461,833
Shares Redeemed	(1,282,740)	(20,598,185)	(1,082,923)	(16,425,976)
Shares converted (from) Class B into Class A	(321,926)	(5,198,933)	— (1)	(3,556,275)

Net Increase (Decrease)	(1,099,621)	(18,178,230)	(726,758)	(11,137,673)

Class C
Shares Sold	1,412,837	$22,653,778	989,249	$20,944,897
Issued in Merger	—	—	1,197,663	22,099,514
Shares Issued for Reinvested Dividends	2,877,159	43,704,053	378,688	6,666,767
Shares Redeemed	(2,423,678)	(38,972,648)	(2,050,318)	(38,035,735)

Net Increase (Decrease)	1,866,318	27,385,183	515,282	11,675,443

Class I
Shares Sold	1,851,471	$33,565,280	1,995,124	$40,296,229
Shares Issued for Reinvested Dividends	994,179	16,903,606	144,252	2,760,013
Shares Redeemed	(2,012,868)	(36,462,214)	(2,519,570)	(50,376,203)

Net Increase (Decrease)	832,782	14,006,672	(380,194)	(7,319,961)

Class R3
Shares Sold	342,977	$5,899,842	242,039	$4,695,140
Issued in Merger	—	—	7,396	148,751
Shares Issued for Reinvested Dividends	313,245	5,091,973	44,312	820,429
Shares Redeemed	(367,439)	(6,374,614)	(340,838)	(6,660,875)

Net Increase (Decrease)	288,783	4,617,201	(47,091)	(996,555)

Class R4
Shares Sold	454,325	$7,965,581	115,013	$2,274,852
Issued in Merger	—	—	12,852	249,784
Shares Issued for Reinvested Dividends	94,753	1,587,167	14,428	273,057
Shares Redeemed	(198,248)	(3,457,304)	(204,517)	(4,118,686)

Net Increase (Decrease)	350,830	6,095,444	(62,224)	(1,320,993)

Class R5
Shares Sold	16,634	$298,657	11,231	$227,860
Issued in Merger	—	—	8,812	175,238
Shares Issued for Reinvested Dividends	14,059	240,165	1,606	30,873
Shares Redeemed	(73,903)	(1,334,105)	(10,999)	(220,671)

Net Increase (Decrease)	(43,210)	(795,283)	10,650	213,300

118

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Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	452,742	$8,303,469	10,291,128	$213,079,668
Issued in Merger	—	—	9,862	199,216
Shares Issued for Reinvested Dividends	1,909,632	32,986,535	25,436	509,183
Shares Redeemed	(1,403,955)	(26,032,259)	(956,252)	(19,890,190)

Net Increase (Decrease)	958,419	15,257,745	9,370,174	193,897,877

Total Net Increase (Decrease)	8,520,018	$134,974,081	18,445,354	$375,151,497

(1)	The shares converted from Class B to Class A are included in share redemption activity.

Global Equity Income Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,833,084	$43,461,336	1,927,604	$22,679,759
Shares Issued for Reinvested Dividends	471,942	5,196,994	486,191	5,332,829
Shares Redeemed	(1,011,185)	(11,290,025)	(933,894)	(10,875,179)
Shares converted (from) Class B into Class A	23,366	264,046	27,824	324,826

Net Increase (Decrease)	3,317,207	37,632,351	1,507,725	17,462,235

Class B
Shares Sold	14,593	$160,638	10,459	$119,493
Shares Issued for Reinvested Dividends	10,201	110,087	21,450	229,510
Shares Redeemed	(78,999)	(864,146)	(99,924)	(814,788)
Shares converted (from) Class B into Class A	(23,870)	(264,046)	— (1)	(324,826)

Net Increase (Decrease)	(78,075)	(857,467)	(68,015)	(790,611)

Class C
Shares Sold	457,443	$5,031,109	145,307	$1,671,698
Shares Issued for Reinvested Dividends	53,459	576,227	72,618	775,556
Shares Redeemed	(187,913)	(2,040,734)	(170,854)	(1,950,584)

Net Increase (Decrease)	322,989	3,566,602	47,071	496,670

Class I
Shares Sold	299,596	$3,355,551	98,870	$1,158,921
Shares Issued for Reinvested Dividends	7,717	84,747	4,332	47,990
Shares Redeemed	(110,320)	(1,212,982)	(73,518)	(868,264)

Net Increase (Decrease)	196,993	2,227,316	29,684	338,647

Class R3
Shares Sold	3,328	$36,730	1,653	$19,629
Shares Issued for Reinvested Dividends	2,551	28,023	4,117	44,838
Shares Redeemed	(4,074)	(44,792)	(9,326)	(101,193)

Net Increase (Decrease)	1,805	19,961	(3,556)	(36,726)

Class R4
Shares Sold	5,097	$59,306	5,600	$65,916
Shares Issued for Reinvested Dividends	3,215	35,450	3,658	40,186
Shares Redeemed	(4,485)	(51,121)	(2,423)	(27,934)

Net Increase (Decrease)	3,827	43,635	6,835	78,168

119

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October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	2,052	$23,194	19,971	$234,644
Shares Issued for Reinvested Dividends	3,872	42,719	3,753	41,535
Shares Redeemed	(8,886)	(98,402)	(2,305)	(27,161)

Net Increase (Decrease)	(2,962)	(32,489)	21,419	249,018

Class Y
Shares Sold	210,129	$2,333,579	16,613,925	$199,934,688
Shares Issued for Reinvested Dividends	1,135,298	12,514,442	142,403	1,645,788
Shares Redeemed	(1,739,673)	(19,818,159)	(700,402)	(8,460,100)

Net Increase (Decrease)	(394,246)	(4,970,138)	16,055,926	193,120,376

Total Net Increase (Decrease)	3,367,538	$37,629,771	17,597,089	$210,917,777

(1)	The shares converted from Class B to Class A are included in share redemption activity.

International Equity Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	559,653	$5,430,233	251,391	$2,531,258
Shares Issued for Reinvested Dividends	44,818	414,564	10,072	101,933
Shares Redeemed	(351,124)	(3,358,236)	(420,964)	(4,088,812)
Shares converted (from) Class B into Class A	1,390	13,339	3,911	39,264

Net Increase (Decrease)	254,737	2,499,900	(155,590)	(1,416,357)

Class B
Shares Sold	2,819	$28,512	2,689	$27,056
Shares Issued for Reinvested Dividends	2,519	23,073	142	1,434
Shares Redeemed	(8,402)	(81,159)	(53,269)	(474,385)
Shares converted (from) Class B into Class A	(1,397)	(13,339)	— (1)	(39,264)

Net Increase (Decrease)	(4,461)	(42,913)	(50,438)	(485,159)

Class C
Shares Sold	182,322	$1,761,589	69,184	$698,058
Shares Issued for Reinvested Dividends	5,928	54,143	432	4,350
Shares Redeemed	(75,421)	(705,824)	(130,947)	(1,260,854)

Net Increase (Decrease)	112,829	1,109,908	(61,331)	(558,446)

Class I
Shares Sold	344,857	$3,452,456	72,926	$754,454
Shares Issued for Reinvested Dividends	7,369	68,560	1,681	17,062
Shares Redeemed	(54,980)	(528,878)	(37,861)	(376,776)

Net Increase (Decrease)	297,246	2,992,138	36,746	394,740

Class R3
Shares Sold	2,278	$21,854	6,186	$61,671
Shares Issued for Reinvested Dividends	4,185	38,702	678	6,873
Shares Redeemed	(3,071)	(30,051)	(3,666)	(36,589)

Net Increase (Decrease)	3,392	30,505	3,198	31,955

120

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October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	5,397	$53,364	2,623	$26,114
Shares Issued for Reinvested Dividends	4,283	39,750	918	9,305
Shares Redeemed	(3,724)	(36,183)	(730)	(7,415)

Net Increase (Decrease)	5,956	56,931	2,811	28,004

Class R5
Shares Issued for Reinvested Dividends	4,310	40,096	1,141	11,584

Net Increase (Decrease)	4,310	40,096	1,141	11,584

Class Y
Shares Issued for Reinvested Dividends	43,848	407,935	11,940	121,195

Net Increase (Decrease)	43,848	407,935	11,940	121,195

Total Net Increase (Decrease)	717,857	$7,094,500	(211,523)	$(1,872,484)

(1)	The shares converted from Class B to Class A are included in share redemption activity.

International Growth Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,074,163	$39,352,628	1,172,705	$14,732,434
Shares Issued for Reinvested Dividends	15,947	195,671	52,769	658,030
Shares Redeemed	(1,262,235)	(15,806,493)	(1,184,960)	(14,884,043)
Shares converted (from) Class B into Class A	50,865	647,873	53,551	671,751

Net Increase (Decrease)	1,878,740	24,389,679	94,065	1,178,172

Class B
Shares Sold	3,567	$43,447	5,979	$70,188
Shares Redeemed	(116,579)	(1,373,725)	(236,373)	(2,087,522)
Shares converted (from) Class B into Class A	(54,958)	(647,873)	— (1)	(671,751)

Net Increase (Decrease)	(167,970)	(1,978,151)	(230,394)	(2,689,085)

Class C
Shares Sold	870,743	$10,336,028	111,939	$1,301,701
Shares Redeemed	(368,208)	(4,286,028)	(174,262)	(2,024,341)

Net Increase (Decrease)	502,535	6,050,000	(62,323)	(722,640)

Class I
Shares Sold	4,492,253	$57,010,617	170,436	$2,144,571
Shares Issued for Reinvested Dividends	8,645	105,216	4,152	51,398
Shares Redeemed	(1,594,085)	(19,495,770)	(95,871)	(1,184,052)

Net Increase (Decrease)	2,906,813	37,620,063	78,717	1,011,917

Class R3
Shares Sold	81,655	$1,062,434	9,225	$116,520
Shares Issued for Reinvested Dividends	—	—	147	1,856
Shares Redeemed	(25,618)	(329,477)	(13,017)	(166,297)

Net Increase (Decrease)	56,037	732,957	(3,645)	(47,921)

121

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Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	445,446	$5,707,359	30,385	$375,860
Shares Issued for Reinvested Dividends	407	5,130	672	8,612
Shares Redeemed	(52,255)	(674,384)	(3,697)	(47,835)

Net Increase (Decrease)	393,598	5,038,105	27,360	336,637

Class R5
Shares Sold	501,392	$6,418,898	1,878	$24,933
Shares Issued for Reinvested Dividends	141	1,796	136	1,752
Shares Redeemed	(54,008)	(714,918)	(104)	(1,382)

Net Increase (Decrease)	447,525	5,705,776	1,910	25,303

Class Y
Shares Sold	699,487	$9,271,744	3,600,209	$47,612,649
Shares Issued for Reinvested Dividends	21,699	275,564	3,504	45,196
Shares Redeemed	(595,624)	(7,898,300)	(932,376)	(12,487,227)

Net Increase (Decrease)	125,562	1,649,008	2,671,337	35,170,618

Total Net Increase (Decrease)	6,142,840	$79,207,437	2,577,027	$34,263,001

(1)	The shares converted from Class B to Class A are included in share redemption activity.

International Opportunities Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	10,269,879	$158,062,292	8,017,143	$138,134,182
Shares Issued for Reinvested Dividends	3,820,202	55,886,076	1,032,509	17,464,397
Shares Redeemed	(5,521,408)	(84,652,747)	(4,242,998)	(73,019,693)
Shares converted (from) Class B into Class A	44,313	683,430	44,657	766,664

Net Increase (Decrease)	8,612,986	129,979,051	4,851,311	83,345,550

Class B
Shares Sold	12,982	$179,213	37,461	$593,541
Shares Issued for Reinvested Dividends	57,739	763,386	20,976	322,985
Shares Redeemed	(126,049)	(1,767,908)	(177,325)	(2,036,679)
Shares converted (from) Class B into Class A	(48,729)	(683,430)	— (2)	(766,664)

Net Increase (Decrease)	(104,057)	(1,508,739)	(118,888)	(1,886,817)

Class C
Shares Sold	1,305,629	$17,773,672	1,292,888	$20,056,773
Shares Issued for Reinvested Dividends	509,830	6,583,049	121,012	1,835,533
Shares Redeemed	(935,584)	(12,617,235)	(548,150)	(8,447,191)

Net Increase (Decrease)	879,875	11,739,486	865,750	13,445,115

Class I
Shares Sold	3,443,155	$52,676,546	3,820,916	$65,455,969
Shares Issued for Reinvested Dividends	755,139	11,018,986	152,995	2,583,901
Shares Redeemed	(3,251,562)	(49,737,633)	(1,615,858)	(27,445,038)

Net Increase (Decrease)	946,732	13,957,899	2,358,053	40,594,832

122

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Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	1,247,956	$19,530,235	810,563	$14,207,765
Shares Issued for Reinvested Dividends	303,402	4,505,754	74,350	1,273,738
Shares Redeemed	(754,426)	(11,844,039)	(409,843)	(7,131,316)

Net Increase (Decrease)	796,932	12,191,950	475,070	8,350,187

Class R4
Shares Sold	2,789,255	$44,424,154	2,057,397	$36,384,799
Shares Issued for Reinvested Dividends	758,042	11,444,953	189,368	3,293,469
Shares Redeemed	(1,724,998)	(27,217,128)	(1,030,344)	(18,213,214)

Net Increase (Decrease)	1,822,299	28,651,979	1,216,421	21,465,054

Class R5
Shares Sold	2,002,167	$32,143,117	1,435,221	$25,666,785
Shares Issued for Reinvested Dividends	684,313	10,424,196	198,719	3,486,363
Shares Redeemed	(1,278,182)	(20,091,141)	(633,765)	(11,261,980)

Net Increase (Decrease)	1,408,298	22,476,172	1,000,175	17,891,168

Class R6(1)
Shares Sold	235,407	$3,604,086	—	$—
Shares Issued for Reinvested Dividends	80	1,222	—	—
Shares Redeemed	(46,866)	(711,557)	—	—

Net Increase (Decrease)	188,621	2,893,751	—	—

Class Y
Shares Sold	8,899,775	$142,646,218	16,553,553	$295,216,120
Shares Issued for Reinvested Dividends	4,542,617	69,553,360	1,980,444	34,907,924
Shares Redeemed	(5,371,443)	(85,781,089)	(28,109,568)	(512,092,233)

Net Increase (Decrease)	8,070,949	126,418,489	(9,575,571)	(181,968,189)

Total Net Increase (Decrease)	22,622,635	$346,800,038	1,072,321	$1,236,900

(1)	Commenced operations on November 7, 2014.
(2)	The shares converted from Class B to Class A are included in share redemption activity.

International Small Company Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,150,098	$16,417,781	1,880,134	$33,805,958
Shares Issued for Reinvested Dividends	932,305	12,468,355	6,526	118,513
Shares Redeemed	(1,121,520)	(16,187,334)	(1,492,843)	(27,003,455)
Shares converted (from) Class B into Class A	52,520	758,259	45,424	809,418

Net Increase (Decrease)	1,013,403	13,457,061	439,241	7,730,434

Class B
Shares Sold	2,226	$29,711	5,751	$98,074
Shares Issued for Reinvested Dividends	36,670	455,891	—	—
Shares Redeemed	(62,649)	(849,925)	(118,697)	(1,195,391)
Shares converted (from) Class B into Class A	(56,063)	(758,259)	— (1)	(809,418)

Net Increase (Decrease)	(79,816)	(1,122,582)	(112,946)	(1,906,735)

123

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Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares Sold	253,124	$3,287,060	513,354	$8,539,098
Shares Issued for Reinvested Dividends	208,714	2,538,091	—	—
Shares Redeemed	(349,231)	(4,738,939)	(173,937)	(2,849,606)

Net Increase (Decrease)	112,607	1,086,212	339,417	5,689,492

Class I
Shares Sold	4,716,478	$66,541,597	3,241,532	$57,930,681
Shares Issued for Reinvested Dividends	407,558	5,420,446	2,572	46,339
Shares Redeemed	(1,979,359)	(28,643,261)	(1,325,798)	(22,899,623)

Net Increase (Decrease)	3,144,677	43,318,782	1,918,306	35,077,397

Class R3
Shares Sold	169,941	$2,440,450	256,489	$4,641,746
Shares Issued for Reinvested Dividends	132,265	1,780,915	438	8,002
Shares Redeemed	(169,342)	(2,437,284)	(118,573)	(2,124,536)

Net Increase (Decrease)	132,864	1,784,081	138,354	2,525,212

Class R4
Shares Sold	168,776	$2,464,116	255,009	$4,657,008
Shares Issued for Reinvested Dividends	74,936	1,014,613	878	16,083
Shares Redeemed	(134,915)	(1,978,140)	(66,518)	(1,191,601)

Net Increase (Decrease)	108,797	1,500,589	189,369	3,481,490

Class R5
Shares Sold	17,444	$258,133	17,008	$308,748
Shares Issued for Reinvested Dividends	4,887	66,586	213	3,914
Shares Redeemed	(10,091)	(152,691)	(32,263)	(568,058)

Net Increase (Decrease)	12,240	172,028	(15,042)	(255,396)

Class Y
Shares Sold	4,331,097	$62,190,131	2,158,141	$39,330,923
Shares Issued for Reinvested Dividends	1,822,344	24,844,610	70,979	1,304,591
Shares Redeemed	(1,710,624)	(24,818,963)	(7,610,979)	(142,331,809)

Net Increase (Decrease)	4,442,817	62,215,778	(5,381,859)	(101,696,295)

Total Net Increase (Decrease)	8,887,589	$122,411,949	(2,485,160)	$(49,354,401)

(1)	The shares converted from Class B to Class A are included in share redemption activity.

International Value Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	23,077,954	$338,041,015	10,989,291	$167,817,139
Shares Issued for Reinvested Dividends	42,611	594,855	—	—
Shares Redeemed	(4,859,329)	(71,001,840)	(3,834,090)	(58,633,379)

Net Increase (Decrease)	18,261,236	267,634,030	7,155,201	109,183,760

124

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Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares Sold	742,062	$10,528,148	3,771,181	$57,071,673
Shares Issued for Reinvested Dividends	4,703	64,897	—	—
Shares Redeemed	(1,123,672)	(16,012,601)	(229,639)	(3,340,886)

Net Increase (Decrease)	(376,907)	(5,419,556)	3,541,542	53,730,787

Class I
Shares Sold	35,485,093	$522,805,622	40,177,209	$615,369,015
Shares Issued for Reinvested Dividends	178,998	2,516,718	—	—
Shares Redeemed	(24,249,137)	(350,871,514)	(4,785,010)	(70,596,847)

Net Increase (Decrease)	11,414,954	174,450,826	35,392,199	544,772,168

Class R3
Shares Sold	11,519	$166,532	28,922	$423,836
Shares Issued for Reinvested Dividends	160	2,233	—	—
Shares Redeemed	(7,428)	(112,260)	(1,484)	(21,774)

Net Increase (Decrease)	4,251	56,505	27,438	402,062

Class R4
Shares Sold	129,762	$1,838,378	22,298	$330,781
Shares Issued for Reinvested Dividends	488	6,843	—	—
Shares Redeemed	(38,098)	(585,896)	(1,415)	(21,025)

Net Increase (Decrease)	92,152	1,259,325	20,883	309,756

Class R5
Shares Sold	1,701	$26,360	41,156	$620,316
Shares Issued for Reinvested Dividends	555	7,803	—	—
Shares Redeemed	(2,156)	(32,407)	(16,015)	(241,196)

Net Increase (Decrease)	100	1,756	25,141	379,120

Class Y
Shares Sold	10,825,368	$158,748,915	3,333,597	$52,411,251
Shares Issued for Reinvested Dividends	40,598	580,952	—	—
Shares Redeemed	(1,899,944)	(28,647,450)	(866,911)	(13,805,937)

Net Increase (Decrease)	8,966,022	130,682,417	2,466,686	38,605,314

Total Net Increase (Decrease)	38,361,808	$568,665,303	48,629,090	$747,382,967

11.	Line of Credit:

Each Fund, together with certain other Hartford Funds, participates in a $350 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to maintain asset coverage in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2015, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received

125

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2015

excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff. HFMC and HIFSCO dispute the allegations and have filed a motion for summary judgment. Plaintiff has filed a motion for partial summary judgment.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (“Topic 860”): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification “Topic 860”. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Funds’ results of operations or financial positions, but may impact the Fund’s disclosures.

15.	Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

126

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Emerging Markets Equity Fund (formerly The Hartford Emerging Markets Research Fund), The Hartford Global Capital Appreciation Fund, The Hartford Global Equity Income Fund (formerly The Hartford Global Research Fund), The Hartford International Equity Fund (formerly Hartford International Capital Appreciation Fund), The Hartford International Growth Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund, and The Hartford International Value Fund (eight of the series constituting The Hartford Mutual Funds, Inc. (the Company)) as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Emerging Markets Equity Fund, The Hartford Global Capital Appreciation Fund, The Hartford Global Equity Income Fund, The Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund, and The Hartford International Value Fund at October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2015

127

International/Global Equity Funds

Directors and Officers (Unaudited)

The Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”) appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies formulated by The Board of Directors of the Company (the “Directors”). Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age.

Each Director, with the exception of Mr. Davey, is an independent or disinterested person, which means he or she is not an “interested person” of the Company, as defined in the Investment Company Act of 1940 (“1940 Act”). Such individuals are commonly referred to as “Independent Directors.” As of October 31, 2015, each Director serves as a director for the Company, The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2015, collectively, consist of 68 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed, principal occupation, and, for Directors, other directorships held. The Funds’ Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein.

Non-Interested Directors*

Hilary E. Ackermann (1956) Director since 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairwoman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corps. Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, he was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors

*	Robert M. Gavin, Jr. resigned as a Director of the Company, The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a Trustee of The Hartford Alternative Strategies Fund effective August 16, 2015. Mr. Gavin has been a Director of the Company since 2002 and Chairman of the Board since 2004.

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Directors and Officers (Unaudited)– (continued)

of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Other Officers

Andrew S. Decker (1963) AML Compliance Officer since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

Michael Flook (1965) Vice President, Treasurer and Controller since 2015

Mr. Flook currently serves as an employee of HFMG. Mr. Flook served as Assistant Treasurer for the Company, The Hartford Mutual Funds II, Inc., The Hartford Alternatives Strategies Fund, Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

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International/Global Equity Funds

Directors and Officers (Unaudited) – (continued)

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Funds’ Form N-Q is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

130

International/Global Equity Funds

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2015, there is no further federal tax information required for these Funds.

131

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.

Hartford Emerging Markets Equity Fund (formerly The Hartford Emerging Markets Research Fund)

Hartford Global Capital Appreciation Fund

Hartford Global Equity Income Fund

Hartford International Equity Fund (formerly Hartford International Capital Appreciation Fund)

The Hartford International Growth Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

The Hartford International Value Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2015, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement (the “Management Agreement”) between HMF, on behalf of each of its series covered by this Report (each a “Fund” and collectively, the “Funds”), and Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 4-5, 2015 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements applicable to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 16-17, 2015 and August 4-5, 2015. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 16-17, 2015 and August 4-5, 2015 concerning the Agreements.
The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

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International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 68 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s oversight of compliance with each Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, the Board considered the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of each Fund to an appropriate benchmark and universe of peer funds. For detail regarding each Fund’s performance, see the fund-by-fund synopsis below.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on each Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

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International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. With respect to each Fund’s sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. For detail regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, taking into account the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to each Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses. The Board also noted that, for each of Hartford International Equity Fund and The Hartford International Growth Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

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International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds, and the Board reviewed information about the profitability of the Funds’ transfer agency function to HASCO. The Board considered information provided by HASCO in support of HASCO’s assertion that the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives 12b-1 fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Funds and receive compensation therefor.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser will not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and its entrepreneurial risk in sponsoring new funds to expand these opportunities for shareholders.

Fund-by-Fund factors

Hartford Emerging Markets Equity Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3-year period. The Board noted recent changes to the Fund’s portfolio management team, management and sub-advisory fee rates and principal investment strategy.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses (less 12b- 1 and shareholder service fees) were in the 4th quintile. The Board noted the shareholder savings expected to result from a permanent fee reduction implemented during the prior year. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

Hartford Global Capital Appreciation Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3-and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2014.

Hartford Global Equity Income Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team and principal investment strategy.
•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b- 1 and shareholder service fees) were in the 2nd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

135

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford International Equity Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 1st quintile and its total expenses (less 12b- 1 and shareholder service fees) were in the 2nd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford International Growth Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3-and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford International Opportunities Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b- 1 and shareholder service fees) were in the 1st quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford International Small Company Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford International Value Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3-year period.
•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

136

International/Global Equity Funds

Main Risks (Unaudited)

The main risks of investing in each Fund are described below. Each Fund’s Prospectus contains further information on the risks applicable to that Fund.

Active Trading Risk: (All Funds) Active trading could increase a Fund’s transaction costs and may increase taxable distributions.

Asset Allocation Strategy Risk: (Global Capital Appreciation Fund and International Equity Fund) The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of a Fund.

Dividend Paying Security Investment Risk: (Global Equity Income Fund) Dividends are not guaranteed and are subject to change and may increase or decrease without notice.

Growth Investing Risk: (International Growth Fund) The Fund’s growth-investing style may become out of favor, which may result in periods of underperformance.

Foreign Investment Risk: (International Small Company Fund) Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments.

Foreign Investment and Emerging Markets Risk: (All Funds except International Small Company Fund) Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments. These risks are generally greater for investments in emerging markets.

Market, Selection and Strategy Risk: (All funds) All investments are subject to risk, including the possible loss of principal. A Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. There is no guarantee a Fund will achieve its stated objective.

Mid-Cap Stock Risk: (International Opportunities Fund) Mid-cap stocks can have greater risk and volatility than large-cap stocks.

Quantitative Investing Risk: (Emerging Markets Equity Fund and International Equity Fund) Securities selected by using quantitative analysis may perform differently from the broader stock market.

Small-Cap Stock Risk: (International Small Company Fund) Small-cap stocks can have greater risk and volatility than large-cap stocks.

Small/Mid-Cap Stock Risk: (All Funds except Global Equity Income Fund, International Opportunities Fund and International Small Company Fund) Small- and mid-cap stocks can have greater risk and volatility than large-cap stocks.

Value Investing Risk: (Global Equity Income Fund and International Value Fund) A Fund’s value-investing style may become out of favor, which may result in periods of underperformance.

137

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

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c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

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b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

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b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

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b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

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c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

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c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

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c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-GE15 12/15 117964-1 Printed in U.S.A.

HARTFORDFUNDS
Our benchmark is the investor.℠

Multi-Strategy Funds

Annual Report
October 31, 2015

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

During the year ended October 31, 2015, the period of this report, the stock market suffered its first correction (a decline of at least 10%) since 2011. Although volatility returned at summer’s end, stocks recovered from the decline and the S&P 500 Index1 managed to climb back into positive territory, gaining 2.70% through the end of October.

The correction in domestic markets came as a response to uncertainty abroad. Since China is the second-largest economy in the world, late-summer worries of a slowdown in its economy had far-reaching impacts. The full impact of that slowing growth remains to be seen. Markets stabilized within a few weeks and stocks continued their upward climb, continuing the now six-year-old bull market that began in 2009.

From a broader perspective, a strong dollar, low oil prices, and central-bank policies influenced market movements throughout the period this report covers. Investors have been keeping a watchful eye on the U.S. Federal Reserve (the Fed) and international central banks, which continue to influence markets through quantitative-easing programs designed to support growth.

While the Fed ended its own quantitative-easing program in late 2014, its next influential move is to try to normalize interest rates, which have held near zero since 2008. At the time of this writing, that process is expected to begin in December 2015. Stocks have reacted to rumors of interest-rate hikes in the past, and are likely to do so again. However, that policy change will be particularly impactful for fixed-income investors, as bonds tend to be more sensitive to rate changes than equities.

As we enter 2016, we encourage you to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. As the volatility during the summer of 2015 proved, markets are unpredictable and it’s important to proactively build a portfolio that takes into account your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of more than 45 mutual funds as you work toward those goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Multi-Strategy Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s adviser or sub-adviser, as applicable, and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Balanced Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Balanced A1	2.84%	9.34%	6.04%
Balanced A2	-2.82%	8.11%	5.44%
Balanced B1	1.98%	8.42%	5.33%	[3]
Balanced B2	-3.02%	8.12%	5.33%	[3]
Balanced C1	2.15%	8.57%	5.28%
Balanced C2	1.15%	8.57%	5.28%
Balanced I1,4	3.00%	9.38%	6.06%
Balanced R3[1]	2.62%	9.10%	5.88%
Balanced R4[1]	2.90%	9.42%	6.15%
Balanced R5[1]	3.19%	9.75%	6.43%
Balanced Y1	3.22%	9.81%	6.51%
S&P 500 Index	5.20%	14.33%	7.85%
Barclays Government/Credit Bond Index	1.72%	3.09%	4.70%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%	0.07%	1.31%
Balanced Fund Blended Index	3.96%	9.76%	6.72%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.
[4]	Inception: 03/31/2015.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class I shares commenced operations on March 31, 2015. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges) which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Barclays Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Balanced Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 60% S&P 500 Index, 35% Barclays Government/Credit Bond Index and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Balanced Class A	1.17%	1.17%
Balanced Class B	2.04%	2.27%
Balanced Class C	1.86%	1.86%
Balanced Class I	0.89%	0.89%
Balanced Class R3	1.40%	1.50%
Balanced Class R4	1.10%	1.16%
Balanced Class R5	0.80%	0.86%
Balanced Class Y	0.74%	0.74%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John C. Keogh

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Michael E. Stack, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Balanced Fund returned 2.84%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s custom benchmark, (60% S&P 500 Index, 35% Barclays Government/Credit Bond Index, and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index), which returned 3.96% for the same period. The Fund outperformed the 1.15% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents. For the same period, the S&P 500 Index returned 5.20%, the Barclays Government/Credit Bond Index returned 1.72%, and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index returned 0.02%.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose during the twelve-month period. U.S. stocks finished 2014 with strong gains, retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings data, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A transactions involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the fiscal year, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety during the second half of the period, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near

3

The Hartford Balanced Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

term.” U.S. equities ended the period with their best monthly return in four years during the month of October on the heels of strong corporate earnings and continued accommodative monetary policy across the globe. During the period, returns varied noticeably by market-cap, as small- and mid-cap stocks underperformed large-cap stocks.

Within the S&P 500 Index, Consumer Discretionary (+21%), Information Technology (+11%), and Consumer Staples (+9%) posted the largest gains, while the Energy (-19%), Materials (-4%), and Telecommunications Services (-2%) sectors lagged on a relative basis.

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter of 2015.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the Fed charted a course for ending quantitative easing.

In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained making future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Consumer fundamentals remained strong, supported by income gains, elevated confidence, and falling unemployment. Housing-market indicators continued to exhibit strength, with increases in building permits and new home sales, tight inventories, and steady gains in existing-home prices. Consumer-price inflation fell below zero for the first time since January, complicating the Fed’s decision on when to initiate rate hikes.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

Equity underperformance versus the benchmark was driven primarily by security selection within the Consumer Discretionary, Energy, and Industrials sectors. Security selection within Consumer Staples and Information Technology contributed to results.

Top detractors from equity performance relative to the S&P 500 Index during the period included Amazon.com (Consumer Discretionary), Marvell Technology (Information Technology), and Southwestern Energy (Energy). Shares of Amazon.com, a U.S.-based global ecommerce company, rose during the period as the company disclosed better-than-expected profitability at Amazon Web Services and announced first quarter earnings, revenues, and margins that exceeded consensus expectations. Not holding the strong performing S&P 500 Index constituent detracted from relative returns during the period. Shares of Marvell Technology, a U.S.-based supplier of mixed signal and analog semiconductor products, fell during the period due to news that the company’s Audit Committee was investigating revenue recognition issues during the second quarter. Shares of Southwestern Energy, a U.S.-based company focused on natural gas and oil exploration, development, and production, fell due to lower crude prices and the company’s announcement of disappointing earnings. Marathon Oil (Energy) was among the top detractors from absolute results during the period.

Top contributors to absolute and benchmark-relative performance in the equity portion of the Fund during the period included Maxim Integrated (Information Technology), Kraft Foods (Consumer Staples), and Cisco Systems (Information Technology). Shares of Maxim, a leading international supplier of quality analog and mixed signal semiconductors, rose on rumors of a potential tie up with fellow semiconductor company Analog Devices. Shares of Kraft Foods, a U.S.-based food manufacturer and processor, rose on the company’s merger with Heinz, creating the fifth-largest food and beverage company in the world and bringing together some of the best known household brands in the U.S., ranging from Heinz ketchup to Jell-O desserts. Shares of Cisco Systems, an internet networking and service provider, outperformed over the period after the company saw strength across several key markets and reported above consensus results.

The fixed income portion of the Fund outperformed the Barclays Government/Credit Bond Index during the period. Security selection within investment grade corporate credit was the primary contributor to benchmark-relative results, particularly within Industrials and Financials. Non-corporate investment grade credit had a modest contribution to benchmark-relative performance over the period, as an underweight to sovereign credit and security selection within the local agency space added to relative returns. Additionally, allocation

4

The Hartford Balanced Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

to high yield credit, both corporate and non-corporate, had a slightly positive impact on relative performance. This was primarily driven by Industrials. Yield curve positioning detracted from performance relative to the Barclays Government/Credit Bond Index over the period.

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Economic conditions in the U.S. appear to be tracking positively. However, we believe that challenges to global growth have increased, with uncertainty surrounding China (and emerging markets more broadly) which increase the risk of a slowdown in our opinion.

On the equity side, despite conditions making future growth difficult, we expect modest growth in the U.S. with improvement as excess inventories in the Energy and Industrials sectors resolve. We also believe energy markets will self-correct over the next year or so. The Healthcare and Financials sectors represented our largest sector overweights and the Telecommunication Services and Industrials sectors were our largest underweights relative to the S&P 500 Index at the end of the period.

On the fixed income side, we ended the period with a moderately pro-cyclical risk posture, continuing to favor financial issuers within investment grade credit. We continued to hold an out-of-benchmark allocation to agency mortgage-backed securities. At the end of the period, the Fund’s equity exposure was 67% compared to 60% in the Fund’s custom benchmark and at the upper end of the Fund’s 50-70% range.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Aaa / AAA	15.5%
Aa / AA	1.6
A	5.8
Baa / BBB	6.5
Ba / BB	0.1
Not Rated	0.0
Non-Debt Securities and Other Short-Term Instruments	70.6
Other Assets & Liabilities	(0.1)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of October 31, 2015

Category	Percentage of Net Assets
Equity Securities
Common Stocks	66.6%
Preferred Stocks	0.2

Total	66.8%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	1.2%
Corporate Bonds	12.3
Foreign Government Obligations	0.1
Municipal Bonds	1.0
U.S. Government Agencies	1.2
U.S. Government Securities	13.7

Total	29.5%

Short-Term Investments	3.8
Other Assets & Liabilities	(0.1)

Total	100.0%

5

The Hartford Balanced Income Fund inception 07/31/2006

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income with growth of capital as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	Since Inception[1]
Balanced Income A2	1.77%	8.60%	7.01%
Balanced Income A3	-3.82%	7.38%	6.36%
Balanced Income B2	1.63%	8.30%	6.49%	[4]
Balanced Income B3	-3.25%	8.01%	6.49%	[4]
Balanced Income C2	1.01%	7.80%	6.21%
Balanced Income C3	0.03%	7.80%	6.21%
Balanced Income I2	2.04%	8.88%	9.64%
Balanced Income R3[2]	1.40%	8.29%	9.53%
Balanced Income R4[2]	1.70%	8.61%	9.85%
Balanced Income R5[2]	2.03%	8.89%	10.14%
Balanced Income R6[2]	2.09%	9.07%	7.42%
Balanced Income Y2	2.10%	9.07%	7.42%
Russell 1000 Value Index	0.53%	13.26%	6.54%
Barclays Corporate Index	1.05%	4.38%	6.45%
JP Morgan Emerging Markets Bond Index Plus	0.46%	4.50%	7.94%
Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index	-1.92%	6.18%	8.93%
Balanced Income Fund Blended Index	0.84%	8.61%	7.03%

[1]	Inception: 07/31/2006
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

Barclays Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays U.S. Aggregate Bond Index.

6

The Hartford Balanced Income Fund inception 07/31/2006

JP Morgan Emerging Markets Bond Index Plus (EMBI+) is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets. It includes U.S. dollar denominated Brady bonds, Eurobonds, and traded loans issued by sovereign entities. Only issues with a current face amount outstanding of $500 million or more and a remaining life of greater than 2.5 years are eligible for inclusion.

Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index is the 2% issuer cap component of the Barclays U.S. High Yield Index, which is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

Balanced Income Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 45% Russell 1000 Value Index, 44% Barclays Corporate Index, 5.5% JP Morgan Emerging Markets Bond Index Plus and 5.5% Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

7

The Hartford Balanced Income Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Balanced Income Class A	0.97%	0.97%
Balanced Income Class B	1.74%	1.82%
Balanced Income Class C	1.70%	1.70%
Balanced Income Class I	0.70%	0.70%
Balanced Income Class R3	1.24%	1.32%
Balanced Income Class R4	0.94%	1.02%
Balanced Income Class R5	0.69%	0.73%
Balanced Income Class R6	0.62%	0.62%
Balanced Income Class Y	0.62%	0.62%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Lucius T. Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Scott I. St. John, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Balanced Income Fund returned 1.77%, before sales charge, for the twelve-month period ended October 31, 2015, outperforming its custom benchmark (45% Russell 1000 Value Index, 44% Barclays Corporate Index, 5.5% Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index, and 5.5% JP Morgan EMBI Plus Index) which returned 0.84% for the same period. The Fund also outperformed the -0.22% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents. For the same period, the Barclays Corporate Index returned 1.05%, the Barclays U.S. Corporate High-Yield Bond 2% Issuer Cap Index returned -1.92%, the JP Morgan Emerging Markets Bond Index Plus returned 0.46% and the Russell 1000 Value Index returned 0.53%.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose during the twelve-month period. U.S. stocks finished 2014 with strong gains, retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency and oil-related earnings data, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

8

The Hartford Balanced Income Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

In the second half of the fiscal year, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety during the second half of the period, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” U.S. equities ended the period with their best monthly return in four years during the month of October on the heels of strong corporate earnings and continued accommodative monetary policy across the globe. Within the S&P 500 Index, Consumer Discretionary (+21%), Information Technology (+11%), and Consumer Staples (+9%) posted the largest gains, while the Energy (-19%), Materials (-4%), and Telecommunication Services (-2%) sectors lagged on a relative basis.

The bond market, as measured by the Barclays Government/Credit Index, returned (0.9%) during the period. Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter 2015.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth.

In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained making future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Consumer fundamentals remained strong, supported by income gains, elevated confidence, and falling unemployment. Housing-market indicators continued to exhibit strength, with increases in building permits and new home sales, tight inventories, and steady gains in existing-home prices. Consumer-price inflation fell below zero for the first time since January, complicating the Fed’s decision on when to initiate rate hikes.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

The Fund outperformed its custom benchmark primarily due to strong security selection in the equity portion of the portfolio, particularly within the Consumer Staples, Information Technology, and Energy sectors; the Fund also benefited from strong security selection in the fixed income portion of the portfolio, particularly within investment grade and high yield credit during the period.

Among the top relative and absolute contributors to the equity portion of the Fund were Kraft Foods (Consumer Staples), Analog Devices (Information Technology), and Microsoft (Information Services). Shares of Kraft Foods, a U.S.-based food manufacturer and processor, rose on the company’s merger with Heinz, creating the fifth-largest food and beverage company in the world and bringing together some of the best known household brands in the U.S., ranging from Heinz ketchup to Jell-O desserts. Shares of Analog, a semiconductor company focused on industrial, communications, and automotive end-markets, rose during the period as a result of the company’s better-than-GDP growth profile, which investors viewed favorably. Analog also benefited from rumors of a potential tie up with fellow semiconductor company Maxim Integrated. Shares of Microsoft, a U.S.-based developer of software products and services, benefited from the market’s favorable view of the company’s new and highly respected CEO, strong balance sheet, good cash flow, and growth of their 365 product as well as the Windows 10 operating system, which has been well-received.

Among the top detractors from relative returns in the equity portion of the Fund were Eaton (Industrials), National Bank of Canada (Financials), and UnitedHealth Group (Healthcare). Shares of Eaton, a global diversified electrical equipment manufacturer, fell during the period due to weaker-than-expected earnings results and outlook attributed to softness in the global industrial capital expenditures cycle. Shares of National Bank of Canada, Canada’s sixth largest bank, fell during the period following an announcement that it would need to strengthen its capital base by issuing more than 7 million additional shares in October, diluting previous outstanding shares. The company also booked a material restructuring charge and disclosed the potential for a significant investment loss from its

9

The Hartford Balanced Income Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

interest in Maple Financial Group, which is under investigation by German authorities regarding tax irregularities. Shares of UnitedHealth Group, a U.S.-based health insurance company, rose during the period as the company continued to benefit from the increased number of insured individuals as a result of the Affordable Care Act (ACA). Not owning the strong-performing benchmark constituent detracted from returns during the period. Chevron (Energy) and Exxon Mobil (Energy) were also top detractors from absolute returns for the period.

The fixed income component of the Fund outperformed the Barclays Corporate Index for the period due primarily to strong security selection within investment grade credit. Security selection within high yield credit also contributed to benchmark-relative outperformance. The Fund’s duration and yield curve positioning detracted from relative performance over the period, primarily due to an underweight to the 5-year and 20-year portions of the curve, as interest rates decreased during the period. Modest exposure to high yield index derivatives had little impact on relative performance during the period.

Asset allocation between equities and fixed income had a negligible impact on benchmark-relative results during the period.

What is the outlook?

We believe economic momentum in the United States remains positive while we are conscious that volatility is likely to remain elevated due to concerns about the global growth outlook generally, and the growth outlook for China specifically. Still, our base case is for modest growth in the United States with improvement as we work through excess inventories in the Energy and Industrial sectors. Our view is that the energy markets are self-correcting in nature, which may take hold within the next 12-18 months and afford the Energy sector a reprieve. In the meantime, U.S. consumer trends remain solid, and have the potential to buoy economic activity in other parts of the economy. On the equity side, we believe the Fund is well-positioned to benefit from continued economic improvements. Based on bottom-up stock decisions in the equity portion of the Fund, we ended the period most overweight Consumer Staples, Utilities, and Information Technology. Our largest equity underweights at the end of the period were Financials, Consumer Discretionary, and Energy relative to the Russell 1000 Value Index.

On the fixed income side, we maintain a moderately pro-cyclical risk posture and neutral U.S. duration positioning. We continue to believe that capacity constraints will likely pressure inflation higher. Within investment grade credit, we favor financial issuers. At the end of the period we were overweight high yield and held an out-of-benchmark allocation to non-agency mortgage-backed securities.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund had a bias towards equities relative to its custom benchmark.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Aaa / AAA	0.9%
Aa / AA	1.5
A	11.4
Baa / BBB	26.2
Ba / BB	1.7
B	4.4
Caa / CCC or Lower	2.9
Not Rated	0.3
Non-Debt Securities and Other Short-Term Instruments	50.4
Other Assets & Liabilities	0.3

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of October 31, 2015

Category	Percentage of Net Assets
Equity Securities
Common Stocks	46.3%
Preferred Stocks	0.0

Total	46.3%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	1.9%
Convertible Bonds	0.0
Corporate Bonds	43.7
Foreign Government Obligations	3.2
Municipal Bonds	0.3
Senior Floating Rate Interests	0.1
U.S. Government Securities	0.1

Total	49.3%

Short-Term Investments	4.1
Other Assets & Liabilities	0.3

Total	100.0%

10

The Hartford Checks and Balances Fund inception 05/31/2007

(advised by Hartford Funds Management Company, LLC)	Investment objective – The Fund seeks long-term capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	Since Inception[1]
Checks and Balances A2	2.38%	9.02%	5.22%
Checks and Balances A3	-3.25%	7.79%	4.52%
Checks and Balances B2	1.64%	8.16%	4.42%
Checks and Balances B3	-2.91%	7.87%	4.42%
Checks and Balances C2	1.64%	8.20%	4.44%
Checks and Balances C3	0.74%	8.20%	4.44%
Checks and Balances I2	2.64%	9.31%	6.18%
Checks and Balances R3[2]	2.03%	8.64%	6.50%
Checks and Balances R4[2]	2.33%	8.98%	6.82%
Checks and Balances R5[2]	2.65%	9.31%	7.14%
Russell 3000 Index	4.49%	14.14%	6.01%
S&P 500 Index	5.20%	14.33%	5.96%
Barclays U.S. Aggregate Bond Index	1.96%	3.03%	4.77%
Checks and Balances Fund Blended Index	4.09%	10.58%	5.91%

[1]	Inception: 05/31/2007
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 8/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Checks and Balances Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 33.3% Barclays U.S. Aggregate Bond Index, 33.4% Russell 3000 Index and 33.3% S&P 500 Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

The Hartford Checks and Balances Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Checks and Balances Class A	1.00%	1.00%
Checks and Balances Class B	1.80%	1.80%
Checks and Balances Class C	1.75%	1.75%
Checks and Balances Class I	0.75%	0.75%
Checks and Balances Class R3	1.36%	1.36%
Checks and Balances Class R4	1.06%	1.06%
Checks and Balances Class R5	0.76%	0.76%

*	Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

How did the Fund perform during the period?

The Class A shares of The Hartford Checks and Balances Fund returned 2.38%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s custom benchmark (33.3% Barclays U.S. Aggregate Bond Index, 33.4% Russell 3000 Index, 33.3% S&P 500 Index) which returned 4.09% for the same period. In comparison, the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the Russell 3000 Index returned 1.96%, 5.20% and 4.49%, respectively, for the same period. The Fund outperformed the 1.16% average return of the Lipper Mixed-Asset Target Allocation Growth Funds average.

Why did the Fund perform this way?

The Fund makes equal one-third allocations of its assets to Class Y shares of certain Hartford Mutual Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund. The Underlying Funds may invest in a wide variety of instruments that primarily include U.S. and foreign equity securities and fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third in each Underlying Fund as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Fund’s relative performance benefited most from the performance of The Hartford Capital Appreciation Fund. The return of

The Hartford Dividend and Growth Fund detracted most from relative performance.

Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.

What is the outlook?

The Fund will continue to make equal allocations of its assets to the three Underlying Funds. Please refer to www.hartfordfunds.com for the shareholder report of each Underlying Fund.

Effective December 1, 2015, Allison Mortensen joined Vernon J. Meyer as a portfolio manager of the Fund.

Composition by Investments

as of October 31, 2015

Fund Name	Percentage of Net Assets
The Hartford Capital Appreciation Fund	33.2%
The Hartford Dividend and Growth Fund	33.5
The Hartford Total Return Bond Fund	33.3
Other Assets & Liabilities	0.0

Total	100.0%

12

The Hartford Conservative Allocation Fund inception 05/28/2004

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks current income and long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Conservative Allocation A1	-3.01%	2.42%	3.53%
Conservative Allocation A2	-8.34%	1.27%	2.94%
Conservative Allocation B1	-3.83%	1.59%	2.90%	[3]
Conservative Allocation B2	-8.37%	1.24%	2.90%	[3]
Conservative Allocation C1	-3.70%	1.67%	2.78%
Conservative Allocation C2	-4.61%	1.67%	2.78%
Conservative Allocation I1	-2.74%	2.70%	3.78%
Conservative Allocation R3[1]	-3.36%	2.07%	3.18%
Conservative Allocation R4[1]	-3.02%	2.39%	3.49%
Conservative Allocation R5[1]	-2.73%	2.70%	3.76%
Barclays U.S. Aggregate Bond Index	1.96%	3.03%	4.72%
MSCI All Country World Index	0.50%	8.26%	6.22%
Conservative Allocation Fund Blended Index	1.73%	4.78%	5.49%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

Conservative Allocation Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 70% Barclays U.S. Aggregate Bond Index and 30% MSCI All Country World Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

13

The Hartford Conservative Allocation Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Conservative Allocation Class A	1.30%	1.30%
Conservative Allocation Class B	2.10%	2.14%
Conservative Allocation Class C	2.05%	2.05%
Conservative Allocation Class I	1.03%	1.03%
Conservative Allocation Class R3	1.60%	1.65%
Conservative Allocation Class R4	1.30%	1.35%
Conservative Allocation Class R5	1.00%	1.05%

*	As shown in the Fund’s prospectus that was effective as of October 31, 2015. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated. The Fund filed a supplement to its prospectus, dated August 13, 2015, with the U.S. Securities and Exchange Commission that announced modifications to the Fund’s management fee rate that became effective on November 1, 2015. However, the information in this annual report is as of October 31, 2015 and does not reflect any changes made to the total annual fund operating expense table in the prospectus, as supplemented. The net expense ratios shown in the supplement are 1.19%, 1.94%, 1.94%, 0.94%, 1.44%, 1.14%, and 0.84% for Class A, Class B, Class C, Class I, Class R3, Class R4, and Class R5, respectively, and reflect contractual expense reimbursements in place until February 28, 2017. The gross expense ratios shown in the supplement are 1.24%, 2.10%, 1.97%, 0.96%, 1.58%, 1.29%, and 0.98% for Class A, Class B, Class C, Class I, Class R3, Class R4, and Class R5, respectively. Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers*

Richard P. Meagher, CFA

Managing Director, Asset Allocation Strategist and Portfolio Manager

Wellington Management Company LLP

Wendy M. Cromwell, CFA

Senior Managing Director, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Conservative Allocation Fund returned -3.01%, before sales charge, for the twelve-month period ended October 31, 2015 underperforming its custom benchmark, (30% MSCI All Country World Index/70% Barclays U.S. Aggregate Bond Index) which returned 1.73% for the same period. Individually, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 0.50% and 1.96%, respectively, for the same period. The Fund also underperformed the average return for the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with equity weights of 20%-40%, which returned -0.11%.

Why did the Fund perform this way?

Global equities, as measured by the MSCI All Country World Index, rose modestly over the period. The rally in stocks that took place toward the beginning of the period came to a halt in the third quarter of 2015 as global equities tumbled, posting their worst quarterly return in four years. The period ended on a strong note as equities surged in October. During the period, U.S. equities outperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

During the first half of the fiscal year, there were many negative headlines causing investors to be uneasy: Europe’s economy remained near stall speed, oil prices plunged, Chinese manufacturing data disappointed, and questions again rose around Greece’s future in the European Union. Despite the negative headlines, Europe was a bright spot during the beginning of the period due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. During the first half of the fiscal year, the Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with further rate cuts, and the European Central Bank (ECB) announced a €1.14 trillion open-ended sovereign debt quantitative easing program to combat record-low inflation and stimulate growth in Europe. In late June, the Greek debt crisis took center stage. Negotiations between Greece and its creditors regarding Greece’s loan repayments broke down and Greece missed its scheduled loan payment due to the International Monetary Fund on June 30.

In the second half of the fiscal year, worries about an economic growth slowdown in China dominated the market narrative. Fears were amplified near the middle of August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth backdrop. During September, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the ECB’s cut in its Eurozone growth and inflation outlook and the downgrade of

14

The Hartford Conservative Allocation Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Brazil’s debt to below investment-grade. Global equities rallied in October amid increasing signs of extended monetary policy accommodation by major central banks.

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the latter part of the period.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the ECB launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

There are two main drivers of Fund performance: the asset allocation among underlying funds representing various asset classes and the performance of the underlying funds. Value added from asset allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to the strategic allocation, the stock/bond mix of the Fund was approximately 30% equities and 70% fixed income during the period, in line with its custom benchmark.

In aggregate, asset allocation detracted from performance relative to the custom benchmark. Investments in underlying funds providing exposure to real assets, global nominal bonds, and Treasury Inflation-Protected Securities (TIPS) were the drivers of underperformance during the period. This was partially offset by exposure to U.S. large cap equities and an overweight to non-U.S. small cap equities, which contributed on a relative basis.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds detracted from performance relative to the custom benchmark. Weak results relative to the custom benchmark in the Hartford Real Total Return, The Hartford Inflation Plus, and The Hartford Total Return Bond Funds offset positive performance relative to the custom benchmark from The Hartford World Bond, The Hartford International Opportunities, and The Hartford International Value Funds.

Derivatives were not used at the aggregate fund level but were used at the underlying fund level during the period.

What is the outlook?

We believe markets are in the process of “re-rating” for slower-than-expected growth in China. We also believe the Fed is committed to initiating rate hikes this year, but to a gradual tightening path, which should help keep interest rates low. In the short term, elevated uncertainty may challenge risk asset returns. At the end of the fiscal year, the Fund maintained an overweight to international equities, aligned with our long term view, and an underweight to large cap U.S. equities.

*	Effective December 1, 2015, Wellington Management no longer serves as the sub-adviser to the Fund. As a result of this change, Vernon J. Meyer and Allison Mortensen replaced Richard P. Meagher and Wendy M. Cromwell as the portfolio managers of the Fund.

Composition by Investments

as of October 31, 2015

Fund Name	Percentage of Net Assets
Hartford Emerging Markets Equity Fund	2.2%
Hartford Real Total Return Fund	10.0
The Hartford Capital Appreciation Fund	2.7
The Hartford Dividend and Growth Fund	4.3
The Hartford Global Real Asset Fund	9.3
The Hartford Inflation Plus Fund	22.8
The Hartford International Growth Fund	1.9
The Hartford International Opportunities Fund	3.9
The Hartford International Small Company Fund	1.9
The Hartford International Value Fund	1.9
The Hartford MidCap Value Fund	0.9
The Hartford Small Company Fund	0.9
The Hartford Strategic Income Fund	2.0
The Hartford Total Return Bond Fund	14.1
The Hartford World Bond Fund	21.6
Other Assets & Liabilities	(0.4)

Total	100.0%

15

The Hartford Global All-Asset Fund inception 05/28/2010

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	Since Inception[1]
Global All-Asset A2	0.33%	4.04%	5.62%
Global All-Asset A3	-5.18%	2.87%	4.53%
Global All-Asset C2	-0.31%	3.29%	4.85%
Global All-Asset C3	-1.18%	3.29%	4.85%
Global All-Asset I2	0.58%	4.32%	5.90%
Global All-Asset R3[2]	0.16%	3.80%	5.36%
Global All-Asset R4[2]	0.51%	4.11%	5.69%
Global All-Asset R5[2]	0.61%	4.35%	5.93%
Global All-Asset Y2	0.76%	4.41%	5.99%
MSCI All Country World Index	0.50%	8.26%	10.41%
Barclays Global Aggregate Bond Hedged USD Index	2.72%	3.60%	3.90%
Global All-Asset Fund Blended Index	1.61%	6.61%	8.03%

[1]	Inception: 05/28/2010
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

Barclays Global Aggregate Bond Hedged USD Index represents the global investment-grade fixed-income markets.

Global All-Asset Fund Blended Index is calculated by Hartford Funds Management Company, LLC (HFMC) and represents the weighted return of 40% Barclays Global Aggregate USD Hedged Index and 60% MSCI All Country World Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

16

The Hartford Global All-Asset Fund (consolidated)

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Global All-Asset Class A	1.30%	1.45%
Global All-Asset Class C	2.05%	2.18%
Global All-Asset Class I	1.05%	1.15%
Global All-Asset Class R3	1.55%	1.78%
Global All-Asset Class R4	1.25%	1.49%
Global All-Asset Class R5	1.00%	1.17%
Global All-Asset Class Y	0.95%	1.07%

*	Actual expenses may be higher or lower. Please see accompanying Consolidated Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Scott M. Elliott

Senior Managing Director and Asset Allocation Portfolio Manager

Wellington Management Company LLP

Brian M. Garvey

Senior Managing Director and Asset Allocation Portfolio Manager

Wellington Management Company LLP

Mark T. Lynch

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Global All-Asset Fund returned 0.33%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s custom benchmark (60% MSCI All Country World Index, 40% Barclays Global Aggregate Bond Hedged USD Index), which returned 1.61% for the same period. The Fund outperformed the -2.65% average return of the Lipper Flexible Portfolio Funds peer group, a group of funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. For the same period, the Barclays Global Aggregate Bond Hedged USD Index returned 2.72% and the MSCI All Country World Index returned 0.50%.

Why did the Fund perform this way?

Global equities, as measured by the MSCI All Country World Index, rose modestly over the period. The rally in stocks that took place toward the beginning of the period came to a halt in the third quarter of 2015 as global equities tumbled, posting their worst quarterly return in four years. The period ended on a strong note as equities surged in October. During the period, U.S. equities outperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

During the first half of the fiscal year, there were many negative headlines causing investors to be uneasy: Europe’s economy remained near stall speed, oil prices plunged, Chinese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, Europe was a bright spot during the beginning of the period due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. During the first half of the fiscal year, the Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with further rate cuts, and the European Central Bank (ECB) announced a €1.14 trillion open-ended sovereign debt quantitative easing program to combat record-low inflation and stimulate growth in Europe. In late June, the Greek debt crisis took center stage. Negotiations between Greece and its creditors regarding Greece’s loan repayments broke down and Greece missed its scheduled loan payment due to the International Monetary Fund on June 30.

In the second half of the fiscal year, worries about an economic growth slowdown in China dominated the market narrative. Fears were amplified near the middle of August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth

17

The Hartford Global All-Asset Fund (consolidated)

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

backdrop. During September, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the ECB’s cut in its Eurozone growth and inflation outlook and the downgrade of Brazil’s debt to below investment-grade. Global equities rallied in October amid increasing signs of extended monetary policy accommodation by major central banks.

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter of 2015.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

After declining in the first quarter of 2015, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. In the third quarter, global government bond yields fell across most developed market economies as China’s weakness, Greece’s ongoing bailout saga, and uncertainty about the timing of Fed tightening bolstered demand for safe-haven assets.

As part of the asset allocation decision making process, we implemented global thematic ideas based on macroeconomic and structural trends derived from its research. The Fund’s underperformance relative to the custom benchmark reflected weak results in several of the Fund’s thematic allocations. The most notable areas of weakness were exposures related to our Opportunistic Emerging Markets Debt, Activist Governments, and Valuation Risk in Core Fixed Income themes. Within Opportunistic Emerging Markets, our exposure to both nominal and inflation-linked debt was the main source of weakness, with Brazil being the largest detractor. Underperformance of Activist Governments was driven by exposure to developed market inflation-linked bonds, in particular those of New Zealand, Germany, Japan, and the U.S. Within Valuation Risk in Core Fixed Income, the primary detractors were the Fund’s holdings in high yield securities and short duration structured products. The Fund’s exposure to Indian equities also detracted from results.

The top global thematic contributors were allocations within Asia and Europe. Outperformance was driven by our long exposure to Asian equities, in particular, exposures within the Technology and Consumer sectors. Our short exposure via swaps on equity indexes in Australia, Chile, and South Africa also contributed to results. In aggregate, both equity and bond exposures contributed to the outperformance of our investment ideas within Europe. As a part of the allocations within Europe theme, we implemented a negative view on the Euro, via currency forwards, due to the fact that the ECB is actively depreciating the euro as a part of its reflation policy. This active currency management had a significant positive impact during the period. Currency will remain a key consideration across our universe, as both a source of return and risk. The Fund also benefited from non-thematic exposures during the period, in particular exposure to small and mid-cap U.S. equities.

Derivatives were used by the Fund primarily to gain exposure to different asset classes during the period and were a positive net contributor to performance during the period.

What is the outlook?

Recently we have witnessed a dramatic increase in volatility as the concerns about China weighed on the outlook for global growth. While we believe that volatility may persist for a period of time, we believe that global economic fundamentals remain generally healthy with a low probability of recession in most regions. We continue to see opportunities, particularly in areas that are currently out of favor and where valuations are now compelling.

From an equity perspective, we ended the period overweight European equities and emerging market equities, primarily those of South Korea and India, and underweight U.S. equities. Within the fixed income portion of the Fund, we ended the period overweight global inflation-linked bonds, high yield, emerging market debt, and bank loans, and underweight investment grade credit and U.S. Treasuries.

Diversification by Security Type

as of October 31, 2015

Category	Percentage of Net Assets
Equity Securities
Common Stocks	58.3%
Exchange Traded Funds	6.2
Preferred Stocks	0.2
Warrants	0.1

Total	64.8%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	6.7%
Corporate Bonds	3.7
Foreign Government Obligations	5.6
U.S. Government Agencies	5.2
U.S. Government Securities	4.5

Total	25.7%

Short-Term Investments	11.9
Purchased Options	0.1
Other Assets & Liabilities	(2.5)

Total	100.0%

18

The Hartford Growth Allocation Fund inception 05/28/2004

(advised by Hartford Funds Management Company, LLC (“HFMC”))	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Growth Allocation A1	-1.57%	7.22%	5.39%
Growth Allocation A2	-6.98%	6.01%	4.80%
Growth Allocation B1	-2.45%	6.34%	4.75%	[3]
Growth Allocation B2	-6.17%	6.03%	4.75%	[3]
Growth Allocation C1	-2.26%	6.46%	4.63%
Growth Allocation C2	-3.00%	6.46%	4.63%
Growth Allocation I1	-1.23%	7.59%	5.72%
Growth Allocation R3[1]	-1.91%	6.91%	5.09%
Growth Allocation R4[1]	-1.60%	7.24%	5.41%
Growth Allocation R5[1]	-1.35%	7.55%	5.68%
MSCI All Country World Index	0.50%	8.26%	6.22%
Barclays U.S. Aggregate Bond Index	1.96%	3.03%	4.72%
Growth Allocation Fund Blended Index	0.95%	7.36%	6.17%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company, and Wellington Management Company LLP (“Wellington Management”). For the period June 4, 2012 through May 31, 2014, Wellington Management served as the sub-adviser to the Fund. Prior to June 4, 2012, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Growth Allocation Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 20% Barclays U.S. Aggregate Bond Index and 80% MSCI All Country World Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

19

The Hartford Growth Allocation Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Growth Allocation Class A	1.40%	1.40%
Growth Allocation Class B	2.25%	2.25%
Growth Allocation Class C	2.13%	2.13%
Growth Allocation Class I	1.08%	1.08%
Growth Allocation Class R3	1.70%	1.70%
Growth Allocation Class R4	1.40%	1.40%
Growth Allocation Class R5	1.10%	1.10%

*	As shown in the Fund’s prospectus that was effective as of October 31, 2015. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated. The Fund filed a supplement to its prospectus, dated August 13, 2015, with the U.S. Securities and Exchange Commission that announced modifications to the Fund’s management fee rate that became effective on November 1, 2015. However, the information in this annual report is as of October 31, 2015 and does not reflect any changes made to the total annual fund operating expense table in the prospectus, as supplemented. The net expense ratios shown in the supplement are 1.41%, 2.25%, 2.15%, 1.11%, 1.70%, 1.40%, and 1.10% for Class A, Class B, Class C, Class I, Class R3, Class R4, and Class R5, respectively, and reflect contractual expense reimbursements in place until February 28, 2017. The gross expense ratios shown in the supplement are 1.41%, 2.30%, 2.15%, 1.11%, 1.73%, 1.43%, and 1.13% for Class A, Class B, Class C, Class I, Class R3, Class R4, and Class R5, respectively. Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager*

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Allocation Fund returned -1.57%, before sales charge, for the twelve-month period ended October 31, 2015 underperforming the Fund’s custom benchmark, 80% MSCI All Country World Index/20% Barclays U.S. Aggregate Bond Index, which returned 0.95% for the same period. In comparison, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 0.50% and 1.96%, respectively, for the same period. The Fund underperformed the 1.16% average return for the Lipper Mixed-Asset Target Growth Funds category, a group of funds with equity weights of 60%-80%.

Why did the Fund perform this way?

Global equities, as measured by the MSCI All Country World Index, rose modestly over the period. The rally in stocks that took place toward the beginning of the period came to a halt in the third quarter of 2015 as global equities tumbled, posting their worst quarterly return in four years. The period ended on a strong note as equities surged in October. During the period, U.S. equities outperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

During the first half of the fiscal year, there were many negative headlines causing investors to be uneasy: Europe’s economy remained near stall speed, oil prices plunged, Chinese manufacturing data disappointed, and questions again rose around Greece’s future in the European Union. Despite the negative headlines, Europe was a bright spot during the beginning of the period due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. During the first half of the fiscal year, the Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with further rate cuts, and the European Central Bank (ECB) announced a €1.14 trillion open-ended sovereign debt quantitative easing program to combat record-low inflation and stimulate growth in Europe. In late June, the Greek debt crisis took center stage. Negotiations between Greece and its creditors regarding Greece’s loan repayments broke down and Greece missed its scheduled loan payment due to the International Monetary Fund on June 30.

In the second half of the fiscal year, worries about an economic growth slowdown in China dominated the market narrative. Fears were amplified near the middle of August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth backdrop. During September, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the ECB’s cut in its Eurozone growth and inflation outlook and the downgrade of Brazil’s debt to below investment-grade. Global equities rallied in October amid increasing signs of extended monetary policy accommodation by major central banks.

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover

20

The Hartford Growth Allocation Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the latter part of the period.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the ECB launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

There are two main drivers of Fund performance: the asset allocation among underlying Funds representing various asset classes and the performance of the underlying funds. With regard to the strategic allocation, the stock/bond mix of the Fund was approximately 79% equities and 21% fixed income during the period, in line with its custom benchmark. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio manager has control over the selection of the underlying funds.

In aggregate, asset allocation detracted from performance relative to the custom benchmark. Exposure to emerging markets equities, domestic small cap equities, along with exposure to global nominal bonds detracted from relative performance. This was partially offset by an overweight to mid-cap equities, which contributed on a relative basis.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds detracted slightly relative to the custom benchmark. Strong performance relative to the custom benchmark from The Hartford World Bond, The Hartford MidCap, and Hartford Emerging Markets Equity Funds was offset by weak benchmark-

relative results from the Hartford Real Total Return Fund Hartford Multi-Asset Income, and The Hartford Small Company Funds.

Derivatives were not used at the Fund level, although they were used at the underlying fund level, and did not have a material direct impact on Fund performance during the period.

What is the outlook?

The Fund ended the fiscal year with an overweight to international equities, smaller cap equities, and non-U.S. bonds, relative to its custom benchmark.

*	Effective December 1, 2015, Allison Mortensen joined Vernon J. Meyer as a portfolio manager of the Fund.

Composition by Investments

as of October 31, 2015

Fund Name	Percentage of Net Assets
Hartford Emerging Markets Equity Fund	9.4%
Hartford Global Capital Appreciation Fund	22.5
Hartford Global Equity Income Fund	20.5
Hartford Multi-Asset Income Fund	12.0
Hartford Real Total Return Fund	4.9
The Hartford MidCap Fund	7.2
The Hartford MidCap Value Fund	7.2
The Hartford Small Company Fund	6.5
The Hartford World Bond Fund	9.9
Other Assets & Liabilities	(0.1)

Total	100.0%

21

Hartford Moderate Allocation Fund inception 05/28/2004

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Moderate Allocation A1	-1.88%	4.63%	4.40%
Moderate Allocation A2	-7.28%	3.45%	3.82%
Moderate Allocation B1	-2.64%	3.79%	3.75%	[3]
Moderate Allocation B2	-7.05%	3.44%	3.75%	[3]
Moderate Allocation C1	-2.59%	3.88%	3.64%
Moderate Allocation C2	-3.47%	3.88%	3.64%
Moderate Allocation I1	-1.56%	4.96%	4.70%
Moderate Allocation R3[1]	-2.17%	4.29%	4.07%
Moderate Allocation R4[1]	-1.91%	4.61%	4.38%
Moderate Allocation R5[1]	-1.65%	4.91%	4.65%
MSCI All Country World Index	0.50%	8.26%	6.22%
Barclays U.S. Aggregate Bond Index	1.96%	3.03%	4.72%
Moderate Allocation Fund Blended Index	1.40%	6.13%	5.93%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Moderate Allocation Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 45% Barclays U.S. Aggregate Bond Index and 55% MSCI All Country World Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

22

Hartford Moderate Allocation Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Moderate Allocation Class A	1.30%	1.30%
Moderate Allocation Class B	2.14%	2.14%
Moderate Allocation Class C	2.03%	2.03%
Moderate Allocation Class I	0.99%	0.99%
Moderate Allocation Class R3	1.63%	1.63%
Moderate Allocation Class R4	1.33%	1.33%
Moderate Allocation Class R5	1.03%	1.03%

*	As shown in the Fund’s prospectus that was effective as of October 31, 2015. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated. The Fund filed a supplement to its prospectus, dated August 13, 2015, with the U.S. Securities and Exchange Commission that announced modifications to the Fund’s management fee rate that became effective on November 1, 2015. However, the information in this annual report is as of October 31, 2015 and does not reflect any changes made to the total annual fund operating expense table in the prospectus, as supplemented. The net and gross expense ratios shown in the supplement are 1.26%, 2.13%, 2.00%, 0.96%, 1.60%, 1.30%, and 1.00% for Class A, Class B, Class C, Class I, Class R3, Class R4, and Class R5, respectively. Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers*

Richard P. Meagher, CFA

Managing Director, Asset Allocation Strategist and Portfolio Manager

Wellington Management Company LLP

Wendy M. Cromwell, CFA

Senior Managing Director, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Moderate Allocation Fund returned -1.88%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s blended benchmark (55% MSCI All Country World Index/45% Barclays U.S. Aggregate Bond Index), which returned 1.40% for the same period. Individually, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 0.50% and 1.96%, respectively, for the same period. The Fund also underperformed the average return for the Lipper Mixed-Asset Target Moderate Funds category, a group of funds with equity weights of 40%-60%.

Why did the Fund perform this way?

Global equities, as measured by the MSCI All Country World Index, rose modestly over the period. The rally in stocks that took place toward the beginning of the period came to a halt in the third quarter of 2015 as global equities tumbled, posting their worst quarterly return in four years. The period ended on a strong note as equities surged in October. During the period, U.S. equities outperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

During the first half of the fiscal year, there were many negative headlines causing investors to be uneasy: Europe’s economy remained near stall speed, oil prices plunged, Chinese manufacturing data disappointed, and questions again rose around Greece’s future in the European Union. Despite the negative headlines, Europe was a bright spot during the beginning of the period due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. During the first half of the fiscal year, the Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with further rate cuts, and the European Central Bank (ECB) announced a €1.14 trillion open-ended sovereign debt quantitative easing program to combat record-low inflation and stimulate growth in Europe. In late June, the Greek debt crisis took center stage. Negotiations between Greece and its creditors regarding Greece’s loan repayments broke down and Greece missed its scheduled loan payment due to the International Monetary Fund on June 30.

In the second half of the fiscal year, worries about an economic growth slowdown in China dominated the market narrative. Fears were amplified near the middle of August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth backdrop. During September, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the ECB’s cut in its Eurozone growth and inflation outlook and the downgrade of Brazil’s debt to below investment-grade. Global equities rallied in October amid increasing signs of extended monetary policy accommodation by major central banks.

23

Hartford Moderate Allocation Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the latter part of the period.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the ECB launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

There are two main drivers of Fund performance: the asset allocation among underlying funds representing various asset classes and the performance of the underlying funds. Value added from asset allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to the strategic allocation, the stock/bond mix of the Fund was approximately 54% equities and 46% fixed income during the period, in line with the custom benchmark.

In aggregate, asset allocation detracted from performance relative to the custom benchmark. Exposure to inflation-sensitive assets, emerging markets equities, and U.S. Treasury Inflation Protected Securities (TIPS), along with exposure to global nominal bonds detracted from performance relative to the custom benchmark. This was partially offset by an overweight to non-U.S. small cap equities, which contributed on a relative basis.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds detracted on a benchmark relative basis. Strong performance relative to the custom benchmark from The Hartford World Bond, The Hartford International Opportunities, and The Hartford International Value Funds was offset by weak results relative to the custom benchmark from Hartford Real Total Return, The Hartford Dividend and Growth, and The Hartford International Growth Funds.

Derivatives were not used at the aggregate fund level but were used at the underlying fund level during the period.

What is the outlook?

We believe markets are in the process of “re-rating” for slower-than-expected growth in China. We also believe the Fed is committed to initiating rate hikes this year, but to a gradual tightening path, which should help keep interest rates low. In the short term, elevated uncertainty may challenge risk asset returns. The Fund ended the fiscal year with an overweight to international equities and underweight to fixed income relative to its custom benchmark.

*	Effective December 1, 2015, Wellington Management no longer serves as the sub-adviser to the Fund. As a result of this change, Vernon J. Meyer and Allison Mortensen replaced Richard P. Meagher and Wendy M. Cromwell as the portfolio managers of the Fund.

Composition by Investments

as of October 31, 2015

Fund Name	Percentage of Net Assets
Hartford Emerging Markets Equity Fund	5.3%
Hartford Real Total Return Fund	9.9
The Hartford Capital Appreciation Fund	7.1
The Hartford Dividend and Growth Fund	13.1
The Hartford Global Real Asset Fund	5.0
The Hartford Inflation Plus Fund	12.9
The Hartford International Growth Fund	3.8
The Hartford International Opportunities Fund	7.4
The Hartford International Small Company Fund	4.6
The Hartford International Value Fund	3.8
The Hartford MidCap Value Fund	2.3
The Hartford Small Company Fund	2.0
The Hartford Strategic Income Fund	4.0
The Hartford Total Return Bond Fund	8.0
The Hartford World Bond Fund	10.9
Other Assets & Liabilities	(0.1)

Total	100.0%

24

Hartford Multi-Asset Income Fund inception 04/30/2014

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	Since Inception[1]
Multi-Asset Income A2	-3.55%	-1.85%
Multi-Asset Income A3	-7.89%	-4.81%
Multi-Asset Income C2	-4.18%	-2.56%
Multi-Asset Income C3	-5.10%	-2.56%
Multi-Asset Income I2	-3.18%	-1.53%
Multi-Asset Income R3[2]	-3.75%	-2.09%
Multi-Asset Income R4[2]	-3.45%	-1.80%
Multi-Asset Income R5[2]	-3.27%	-1.62%
Multi-Asset Income Y2	-3.17%	-1.51%
MSCI All Country World Index	0.50%	2.08%
Bank of America Merrill Lynch Global High Yield Constrained Index	-3.02%	-2.58%
JP Morgan Emerging Markets Bond Index Plus	0.46%	2.83%
Credit Suisse Leveraged Loan Index	0.81%	1.32%
Multi-Asset Income Fund Blended Index	-0.14%	1.07%

[1]	Inception: 04/30/2014
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015,

which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

Bank of America Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries with an investment grade foreign currency long-term debt rating (based on a composite of Moody’s Investors Service, Inc. and Standard and Poor’s Ratings Services). The index is weighted by outstanding issuance, but constrained such that the percentage of any one issuer may not represent more than 2% of the Index.

JP Morgan Emerging Markets Bond Index Plus is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets. It includes U.S. dollar denominated Brady bonds, Eurobonds, and traded loans issued by sovereign entities. Only issues with a current face amount outstanding of $500 million or more and a remaining life of greater than 2.5 years are eligible for inclusion.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

Multi-Asset Income Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 30% MSCI All Country World Index, 23.4% Bank of America Merrill Lynch Global High Yield Constrained Index, 23.3% JP Morgan Emerging Markets Bond Index Plus and 23.3% Credit Suisse Leveraged Loan Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

25

Hartford Multi-Asset Income Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Multi-Asset Income Class A	1.12%	1.17%
Multi-Asset Income Class C	1.87%	1.93%
Multi-Asset Income Class I	0.87%	0.93%
Multi-Asset Income Class R3	1.42%	1.62%
Multi-Asset Income Class R4	1.12%	1.32%
Multi-Asset Income Class R5	0.93%	1.02%
Multi-Asset Income Class Y	0.83%	0.88%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Richard P. Meagher, CFA

Managing Director, Asset Allocation Strategist and Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Managing Director, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management and Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lutz-Peter Wilke

Vice President and Fixed and Asset Allocation Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Multi-Asset Income Fund returned -3.55%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming its blended benchmark, 30% MSCI All Country World Index/23.4% Bank of America Merrill Lynch Global High Yield Constrained Index/23.3% JP Morgan Emerging Markets Bond Index Plus/23.3% Credit Suisse Leveraged Loan Index, which returned -0.14% for the same period. The Fund also underperformed the average return of the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with equity weights of 20%-40%, which returned -0.11%. For the same period, the MSCI All Country World Index returned 0.50%, the Bank of America Merrill Lynch Global High Yield Constrained Index returned -3.02%, the JP Morgan Emerging Markets Bond Index Plus returned 0.46%, and the Credit Suisse Leveraged Loan Index returned 0.81%

Why did the Fund perform this way?

Global equities, as measured by the MSCI All Country World Index, rose modestly over the period. The rally in stocks that took place in the first half of the period was subsequently reversed and in the third quarter of 2015 global equities posted their worst quarterly return in four years. During the period, U.S. equities outperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter falling inflation and stimulate growth. Most global government bond yields fell over the twelve-month period. Corporate spreads, particularly

26

Hartford Multi-Asset Income Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

high yield, widened over the period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful impact on commodity prices and, more broadly, on global economic growth.

The key detractor from the Fund’s relative performance over the period was its opportunistic allocation to Master Limited Partnerships (MLPs). The MLP sector significantly underperformed the rest of the asset classes due to the continued energy market selloff that started towards the end of 2014. Although we retained a quality bias and added value from a security selection basis, this allocation to MLPs was the dominant driver of underperformance. In addition, our underweight to equities also proved to be a drag on performance, as was security selection in our income-oriented low volatility equity strategy.

Our primary fixed income allocation, the Multi-Sector Credit (MSC) portfolio, managed by Campe Goodman performed broadly in line with the blended benchmark during the period. Within the MSC portfolio, both our underweight to high yield and security selection within high yield (including an allocation to contingent convertibles) contributed to relative returns. Opportunistic allocations to commercial and non-agency mortgage-backed securities as well as our overweight to bank loans also contributed to benchmark-relative performance. However this was offset by our underweight to emerging market debt and by our negative security selection within emerging market debt and bank loans.

We tactically managed exposures to high yield credit, investment grade credit and commercial mortgage backed securities through credit default swap index exposure. Additionally, we used derivatives in the Fund to tactically manage duration and both long and short exposure to derivatives contributed positively to performance.

What is the outlook?

We believe volatility in both the fixed income and equity markets, together with heightened concern over the credit market, has made it a challenging environment for income investors. We continue to believe that a multi asset approach that seeks out the most attractive income opportunities and that provides diversification across asset classes can help achieve income objectives.

Despite this volatility, we retain a constructive view on capital markets and risk assets. This is reflected in our exposure to high yield credit as well as our opportunistic allocation to securitized products, in particular agency and non-agency Mortgage-Backed Securities. We retain a more modest exposure to income oriented equities although we continued to add to our exposure to equity-linked notes, which we think are an attractive source of income in the current more volatile market environment. At the end of the period, the Fund’s allocation between fixed income and equities was close to its strategic allocation of 70% in fixed income credit and 30% in equities.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Aaa / AAA	6.4%
Aa / AA	0.1
A	0.8
Baa / BBB	8.8
Ba / BB	5.1
B	23.2
Caa / CCC or Lower	10.6
Not Rated	16.2
Non-Debt Securities and Other Short-Term Instruments	29.9
Other Assets & Liabilities	(1.1)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of October 31, 2015

Category	Percentage of Net Assets
Equity Securities
Common Stocks	15.7%
Exchange Traded Funds	5.0
Mutual Funds	5.0

Total	25.7%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	8.5%
Convertible Bonds	0.0
Corporate Bonds	21.4
Equity Linked Securities	11.6
Foreign Government Obligations	5.8
Municipal Bonds	0.3
Senior Floating Rate Interests	17.2
U.S. Government Agencies	6.4

Total	71.2%

Short-Term Investments	4.2
Purchased Options	0.0
Other Assets & Liabilities	(1.1)

Total	100.0%

27

Multi-Strategy Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2015 through October 31, 2015.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Hartford Balanced Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$989.90	$5.82	$1,000.00	$1,019.36	$5.90	1.16%	184	365
Class B	$1,000.00	$986.10	$9.76	$1,000.00	$1,015.38	$9.91	1.95%	184	365
Class C	$1,000.00	$986.90	$9.32	$1,000.00	$1,015.83	$9.45	1.86%	184	365
Class I	$1,000.00	$991.00	$4.32	$1,000.00	$1,020.87	$4.38	0.86%	184	365
Class R3	$1,000.00	$988.80	$7.02	$1,000.00	$1,018.15	$7.12	1.40%	184	365
Class R4	$1,000.00	$990.30	$5.52	$1,000.00	$1,019.66	$5.60	1.10%	184	365
Class R5	$1,000.00	$991.70	$4.02	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class Y	$1,000.00	$992.10	$3.77	$1,000.00	$1,021.43	$3.82	0.75%	184	365

28

Multi-Strategy Funds

Expense Examples (Unaudited) – (continued)

The Hartford Balanced Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$993.20	$4.82	$1,000.00	$1,020.37	$4.89	0.96%	184	365
Class B	$1,000.00	$992.80	$4.97	$1,000.00	$1,020.22	$5.04	0.99%	184	365
Class C	$1,000.00	$989.50	$8.58	$1,000.00	$1,016.59	$8.69	1.71%	184	365
Class I	$1,000.00	$994.50	$3.47	$1,000.00	$1,021.73	$3.52	0.69%	184	365
Class R3	$1,000.00	$991.70	$6.23	$1,000.00	$1,018.96	$6.31	1.24%	184	365
Class R4	$1,000.00	$993.20	$4.72	$1,000.00	$1,020.47	$4.79	0.94%	184	365
Class R5	$1,000.00	$994.50	$3.47	$1,000.00	$1,021.73	$3.52	0.69%	184	365
Class R6	$1,000.00	$994.80	$3.22	$1,000.00	$1,021.98	$3.26	0.64%	184	365
Class Y	$1,000.00	$994.90	$3.12	$1,000.00	$1,022.08	$3.16	0.62%	184	365

The Hartford Checks and Balances Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$987.80	$2.00	$1,000.00	$1,023.19	$2.04	0.40%	184	365
Class B	$1,000.00	$984.30	$6.10	$1,000.00	$1,019.06	$6.21	1.22%	184	365
Class C	$1,000.00	$984.00	$5.75	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class I	$1,000.00	$988.50	$0.55	$1,000.00	$1,024.65	$0.56	0.11%	184	365
Class R3	$1,000.00	$985.90	$3.75	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class R4	$1,000.00	$987.50	$2.25	$1,000.00	$1,022.94	$2.29	0.45%	184	365
Class R5	$1,000.00	$989.10	$0.75	$1,000.00	$1,024.45	$0.77	0.15%	184	365

(1)	Ratios do not include expenses of the Underlying Funds, if any.

The Hartford Conservative Allocation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$957.20	$2.91	$1,000.00	$1,022.23	$3.01	0.59%	184	365
Class B	$1,000.00	$953.00	$6.79	$1,000.00	$1,018.25	$7.02	1.38%	184	365
Class C	$1,000.00	$953.90	$6.65	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class I	$1,000.00	$959.10	$1.43	$1,000.00	$1,023.74	$1.48	0.29%	184	365
Class R3	$1,000.00	$955.40	$4.39	$1,000.00	$1,020.72	$4.53	0.89%	184	365
Class R4	$1,000.00	$957.30	$2.91	$1,000.00	$1,022.23	$3.01	0.59%	184	365
Class R5	$1,000.00	$959.20	$1.43	$1,000.00	$1,023.74	$1.48	0.29%	184	365

(1)	Ratios do not include expenses of the Underlying Funds, if any.

29

Multi-Strategy Funds

Expense Examples (Unaudited) – (continued)

The Hartford Global All-Asset Fund (consolidated)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$963.90	$6.19	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class C	$1,000.00	$961.00	$9.89	$1,000.00	$1,015.12	$10.16	2.00%	184	365
Class I	$1,000.00	$964.90	$4.95	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class R3	$1,000.00	$963.10	$7.42	$1,000.00	$1,017.64	$7.63	1.50%	184	365
Class R4	$1,000.00	$965.20	$5.94	$1,000.00	$1,019.16	$6.11	1.20%	184	365
Class R5	$1,000.00	$964.90	$4.70	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class Y	$1,000.00	$966.60	$4.46	$1,000.00	$1,020.67	$4.58	0.90%	184	365

The Hartford Growth Allocation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$940.60	$2.74	$1,000.00	$1,022.38	$2.85	0.56%	184	365
Class B	$1,000.00	$936.70	$6.83	$1,000.00	$1,018.15	$7.12	1.40%	184	365
Class C	$1,000.00	$937.30	$6.35	$1,000.00	$1,018.65	$6.61	1.30%	184	365
Class I	$1,000.00	$942.80	$1.13	$1,000.00	$1,024.05	$1.17	0.23%	184	365
Class R3	$1,000.00	$939.30	$4.15	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class R4	$1,000.00	$941.10	$2.69	$1,000.00	$1,022.43	$2.80	0.55%	184	365
Class R5	$1,000.00	$941.50	$1.22	$1,000.00	$1,023.95	$1.28	0.25%	184	365

(1)	Ratios do not include expenses of the Underlying Funds, if any.

Hartford Moderate Allocation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$953.50	$2.71	$1,000.00	$1,022.43	$2.80	0.55%	184	365
Class B	$1,000.00	$949.80	$6.83	$1,000.00	$1,018.20	$7.07	1.39%	184	365
Class C	$1,000.00	$950.50	$6.39	$1,000.00	$1,018.65	$6.61	1.30%	184	365
Class I	$1,000.00	$955.20	$1.18	$1,000.00	$1,024.00	$1.22	0.24%	184	365
Class R3	$1,000.00	$952.20	$4.38	$1,000.00	$1,020.72	$4.53	0.89%	184	365
Class R4	$1,000.00	$953.50	$2.91	$1,000.00	$1,022.23	$3.01	0.59%	184	365
Class R5	$1,000.00	$954.40	$1.43	$1,000.00	$1,023.74	$1.48	0.29%	184	365

(1)	Ratios do not include expenses of the Underlying Funds, if any.

30

Multi-Strategy Funds

Expense Examples (Unaudited) – (continued)

Hartford Multi-Asset Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$947.00	$5.50	$1,000.00	$1,019.56	$5.70	1.12%	184	365
Class C	$1,000.00	$944.30	$9.16	$1,000.00	$1,015.78	$9.50	1.87%	184	365
Class I	$1,000.00	$949.40	$4.08	$1,000.00	$1,021.02	$4.23	0.83%	184	365
Class R3	$1,000.00	$946.50	$6.97	$1,000.00	$1,018.05	$7.22	1.42%	184	365
Class R4	$1,000.00	$948.00	$5.50	$1,000.00	$1,019.56	$5.70	1.12%	184	365
Class R5	$1,000.00	$949.00	$4.57	$1,000.00	$1,020.52	$4.74	0.93%	184	365
Class Y	$1,000.00	$949.40	$4.08	$1,000.00	$1,021.02	$4.23	0.83%	184	365

31

The Hartford Balanced Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 66.6%
	Automobiles & Components - 0.5%
290,500	Ford Motor Co.	$4,302,305

	Banks - 7.0%
178,100	Citigroup, Inc.	9,469,577
245,600	JP Morgan Chase & Co.	15,779,800
46,210	M&T Bank Corp.	5,538,268
94,300	PNC Financial Services Group, Inc.	8,511,518
285,700	Wells Fargo & Co.	15,467,798

		54,766,961

	Capital Goods - 4.5%
66,900	3M Co.	10,517,349
138,600	Eaton Corp. plc	7,749,126
124,700	Fortune Brands Home & Security, Inc.	6,525,551
100,700	Ingersoll-Rand plc	5,967,482
49,200	United Technologies Corp.	4,841,772

		35,601,280

	Commercial & Professional Services - 0.7%
114,700	Nielsen Holdings plc	5,449,397

	Consumer Durables & Apparel - 0.4%
37,100	PVH Corp.	3,374,245

	Consumer Services - 1.5%
41,600	McDonald’s Corp.	4,669,600
111,700	Norwegian Cruise Line Holdings Ltd.*	7,106,354

		11,775,954

	Diversified Financials - 3.1%
39,400	Ameriprise Financial, Inc.	4,545,184
24,500	BlackRock, Inc.	8,623,265
27,300	Goldman Sachs Group, Inc.	5,118,750
178,000	Invesco Ltd.	5,904,260

		24,191,459

	Energy - 4.6%
55,500	Anadarko Petroleum Corp.	3,711,840
62,700	Chevron Corp.	5,698,176
57,000	EOG Resources, Inc.	4,893,450
91,600	Exxon Mobil Corp.	7,578,984
114,700	Halliburton Co.	4,402,186
191,400	Marathon Oil Corp.	3,517,932
57,000	Occidental Petroleum Corp.	4,248,780
204,700	Southwestern Energy Co.*	2,259,888

		36,311,236

	Food & Staples Retailing - 1.2%
96,600	CVS Health Corp.	9,542,148

	Food, Beverage & Tobacco - 3.7%
35,000	Anheuser-Busch InBev N.V. ADR	4,176,550
104,632	British American Tobacco plc	6,216,140
132,100	Coca-Cola Co.	5,594,435
78,880	Kraft Heinz Co.	6,150,274
148,600	Mondelez International, Inc. Class A	6,859,376

		28,996,775

	Health Care Equipment & Services - 3.0%
69,500	Baxter International, Inc.	2,598,605
161,452	Medtronic plc	11,934,532
73,800	UnitedHealth Group, Inc.	8,692,164

		23,225,301

	Household & Personal Products - 0.6%
55,100	Estee Lauder Cos., Inc. Class A	4,433,346

Shares or Principal Amount		Market Value†
COMMON STOCKS - 66.6% - (continued)
	Insurance - 2.7%
115,200	American International Group, Inc.	$7,264,512
175,000	Marsh & McLennan Cos., Inc.	9,754,500
113,573	Unum Group	3,935,304

		20,954,316

	Materials - 1.8%
128,700	Dow Chemical Co.	6,649,929
105,700	International Paper Co.	4,512,333
64,600	Nucor Corp.	2,732,580

		13,894,842

	Media - 2.8%
82,500	CBS Corp. Class B	3,837,900
116,100	Comcast Corp. Class A	7,270,182
121,100	Thomson Reuters Corp.	4,967,522
52,400	Walt Disney Co.	5,959,976

		22,035,580

	Pharmaceuticals, Biotechnology & Life Sciences - 9.8%
24,410	Allergan plc*	7,529,753
47,300	Amgen, Inc.	7,481,914
170,400	AstraZeneca plc ADR	5,434,056
69,500	Baxalta, Inc.	2,394,970
167,200	Bristol-Myers Squibb Co.	11,026,840
41,400	Eisai Co., Ltd.	2,589,553
83,740	Gilead Sciences, Inc.	9,054,806
241,300	Merck & Co., Inc.	13,189,458
22,116	Roche Holding AG	6,004,469
83,922	UCB S.A.	7,254,043
40,030	Vertex Pharmaceuticals, Inc.*	4,993,342

		76,953,204

	Retailing - 2.7%
2,006,600	Allstar Co.(1)(2)	1,163,828
81,000	Dollar General Corp.	5,489,370
81,100	Home Depot, Inc.	10,027,204
72,400	Nordstrom, Inc.	4,721,204

		21,401,606

	Semiconductors & Semiconductor Equipment - 3.8%
87,900	Analog Devices, Inc.	5,284,548
297,900	Intel Corp.	10,086,894
228,200	Marvell Technology Group Ltd.	1,873,522
299,400	Maxim Integrated Products, Inc.	12,269,412

		29,514,376

	Software & Services - 6.8%
83,800	Accenture plc Class A	8,983,360
21,857	Alphabet, Inc. Class C*	15,536,174
324,700	Microsoft Corp.	17,092,208
150,400	Oracle Corp.	5,841,536
303,230	Symantec Corp.	6,246,538

		53,699,816

	Technology Hardware & Equipment - 3.2%
66,600	Apple, Inc.	7,958,700
584,800	Cisco Systems, Inc.	16,871,480

		24,830,180

	Telecommunication Services - 0.4%
60,729	Verizon Communications, Inc.	2,846,976

	Transportation - 0.6%
48,600	Union Pacific Corp.	4,342,410

The accompanying notes are an integral part of these financial statements.

32

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 66.6% - (continued)
	Utilities - 1.2%
91,500	NextEra Energy, Inc.	$9,393,390

	Total Common Stocks (cost $390,680,801)	$521,837,103

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.2%
	Asset-Backed - Automobile - 0.5%
$130,000	AmeriCredit Automobile Receivables Trust 2.72%, 09/09/2019	$131,425
280,000	Drive Auto Receivables Trust 2.12%, 06/17/2019(3)	280,071
324,897	Exeter Automobile Receivables Trust 1.54%, 11/15/2019(3)	323,936
320,000	First Investors Automotive Owner Trust 1.67%, 11/16/2020(3)	319,096
100,000	Ford Credit Auto Owner Trust 1.36%, 10/15/2018	100,288
100,000	Hyundai Automotive Receivables Trust 2.48%, 03/15/2019	101,941
120,000	Prestige Automotive Receivables Trust 1.91%, 04/15/2020(3)	120,669
	Santander Drive Automotive Receivables Trust
365,000	1.97%, 11/15/2019	367,121
742,000	2.25%, 06/17/2019	746,115
85,000	2.33%, 11/15/2019	85,585
491,000	2.36%, 04/15/2020	493,639
140,000	2.57%, 03/15/2019	141,886
	Westlake Automobile Receivables Trust
194,390	0.97%, 10/16/2017(3)	194,350
320,000	1.83%, 01/15/2021(3)	318,677

		3,724,799

	Asset-Backed - Finance & Insurance - 0.4%
	Ally Master Owner Trust
900,000	1.54%, 09/15/2019	899,677
975,000	1.60%, 10/15/2019	977,526
100,000	Ford Credit Floorplan Master Owner Trust 2.09%, 03/15/2022(3)	100,674
310,000	Green Tree Agency Advance Funding Trust I 2.30%, 10/15/2046	309,712
310,000	SBA Tower Trust 2.90%, 10/15/2044(3)(4)	308,205
	Springleaf Funding Trust
385,000	3.16%, 11/15/2024(3)	387,879
170,000	3.48%, 05/15/2028(3)	170,816

		3,154,489

	Commercial Mortgage-Backed Securities - 0.3%
345,000	Hilton USA Trust 2.66%, 11/05/2030	345,371
472,219	JP Morgan Chase Commercial Mortgage Securities Trust 5.70%, 02/12/2049(4)(5)	492,819
184,530	LB-UBS Commercial Mortgage Trust 6.11%, 04/15/2041(5)	198,370
687,139	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.74%, 06/12/2050(4)(5)	719,882
540,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2035(3)(5)	532,754

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.2% - (continued)
	Commercial Mortgage-Backed Securities - 0.3% - (continued)
$442,721	Wachovia Bank Commercial Mortgage Trust 5.31%, 11/15/2048	$453,395

		2,742,591

	Total Asset & Commercial Mortgage Backed Securities (cost $9,657,966)	$9,621,879

CORPORATE BONDS - 12.3%
	Aerospace/Defense - 0.0%
$65,000	United Technologies Corp. 3.10%, 06/01/2022	$66,710

	Agriculture - 0.3%
	Altria Group, Inc.
230,000	4.50%, 05/02/2043	223,445
420,000	4.75%, 05/05/2021	462,438
	BAT International Finance plc
160,000	2.75%, 06/15/2020(3)	163,065
565,000	3.25%, 06/07/2022(3)	577,074
65,000	3.50%, 06/15/2022(3)	67,220
250,000	Imperial Tobacco Finance plc 3.75%, 07/21/2022(3)	253,070
300,000	Philip Morris International, Inc. 2.63%, 03/06/2023	293,966

		2,040,278

	Airlines - 0.2%
596,739	Continental Airlines, Inc. 5.98%, 10/19/2023	662,380
	Southwest Airlines Co.
400,000	5.75%, 12/15/2016	419,614
489,259	6.15%, 02/01/2024	547,970

		1,629,964

	Auto Manufacturers - 0.4%
1,000,000	Daimler Finance NA LLC 2.63%, 09/15/2016(3)	1,011,193
	Ford Motor Credit Co. LLC
1,165,000	2.38%, 03/12/2019	1,153,435
465,000	3.16%, 08/04/2020	469,991
700,000	Nissan Motor Acceptance Corp. 1.80%, 03/15/2018(3)	698,596

		3,333,215

	Beverages - 0.2%
610,000	Anheuser-Busch InBev Worldwide, Inc. 7.75%, 01/15/2019	712,434
	Coca-Cola Femsa S.A.B. de C.V.
222,000	2.38%, 11/26/2018	223,998
250,000	3.88%, 11/26/2023	258,286
	Heineken N.V.
140,000	2.75%, 04/01/2023(3)	136,101
10,000	4.00%, 10/01/2042(3)	8,957
	Molson Coors Brewing Co.
180,000	3.50%, 05/01/2022	178,482
85,000	5.00%, 05/01/2042	74,688

		1,592,946

	Biotechnology - 0.2%
320,000	Biogen, Inc. 2.90%, 09/15/2020	322,814

The accompanying notes are an integral part of these financial statements.

33

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Biotechnology - 0.2% - (continued)
	Celgene Corp.
$55,000	2.25%, 05/15/2019	$55,255
180,000	3.55%, 08/15/2022	182,904
125,000	3.63%, 05/15/2024	124,785
	Gilead Sciences, Inc.
120,000	2.55%, 09/01/2020	121,142
180,000	3.50%, 02/01/2025	181,805
195,000	3.70%, 04/01/2024	201,481
75,000	4.50%, 02/01/2045	72,763

		1,262,949

	Chemicals - 0.0%
375,000	LyondellBasell Industries N.V. 4.63%, 02/26/2055	324,532
65,000	Monsanto Co. 4.70%, 07/15/2064	55,365

		379,897

	Commercial Banks - 3.3%
1,200,000	American Express Centurion Bank 6.00%, 09/13/2017	1,294,346
	Bank of America Corp.
740,000	2.63%, 10/19/2020	737,110
750,000	4.20%, 08/26/2024	754,111
560,000	5.00%, 05/13/2021	615,464
1,200,000	5.42%, 03/15/2017	1,259,072
300,000	6.40%, 08/28/2017	324,983
	Bank of New York Mellon Corp.
440,000	2.15%, 02/24/2020	440,082
200,000	3.00%, 02/24/2025	197,610
700,000	Banque Federative du Credit Mutuel S.A. 2.75%, 10/15/2020(3)	699,338
	Barclays Bank plc
200,000	2.50%, 02/20/2019	203,095
350,000	3.75%, 05/15/2024	357,776
150,000	6.05%, 12/04/2017(3)	161,748
	BNP Paribas S.A.
425,000	2.40%, 12/12/2018	431,164
65,000	3.25%, 03/03/2023	65,528
	BPCE S.A.
375,000	2.50%, 12/10/2018	380,650
250,000	4.00%, 04/15/2024	260,243
200,000	5.15%, 07/21/2024(3)	206,397
	Capital One Financial Corp.
200,000	3.20%, 02/05/2025	192,985
615,000	3.75%, 04/24/2024	621,754
165,000	4.20%, 10/29/2025	164,999
	Citigroup, Inc.
255,000	2.50%, 07/29/2019	256,393
300,000	4.95%, 11/07/2043	317,177
140,000	5.30%, 05/06/2044	148,546
300,000	6.13%, 05/15/2018	329,830
105,000	8.13%, 07/15/2039	153,314
405,000	Credit Agricole S.A. 2.50%, 04/15/2019(3)	409,102
700,000	Credit Suisse Group Funding Guernsey Ltd. 3.80%, 09/15/2022(3)	706,386
	Credit Suisse New York
250,000	2.30%, 05/28/2019	251,695
335,000	3.63%, 09/09/2024	337,477
250,000	Discover Bank/Greenwood 3.10%, 06/04/2020	252,922

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Commercial Banks - 3.3% - (continued)
$450,000	Fifth Third Bancorp 2.88%, 10/01/2021	$449,472
	Goldman Sachs Group, Inc.
905,000	2.38%, 01/22/2018	919,101
500,000	3.63%, 01/22/2023	510,542
595,000	5.63%, 01/15/2017	623,482
470,000	6.25%, 02/01/2041	568,636
650,000	HSBC Holdings plc 6.10%, 01/14/2042	819,578
580,000	Huntington National Bank 2.40%, 04/01/2020	575,881
900,000	ING Bank N.V. 3.75%, 03/07/2017(3)	927,549
	JP Morgan Chase & Co.
650,000	3.25%, 09/23/2022	656,315
180,000	3.38%, 05/01/2023	176,593
230,000	5.40%, 01/06/2042	261,676
100,000	6.30%, 04/23/2019	113,687
550,000	Korea Development Bank 2.50%, 03/11/2020	555,214
100,000	Macquarie Bank Ltd. 2.40%, 01/21/2020(3)	99,385
	Morgan Stanley
425,000	2.50%, 01/24/2019	430,521
625,000	3.70%, 10/23/2024	632,952
550,000	5.75%, 01/25/2021	626,840
125,000	National City Corp. 6.88%, 05/15/2019	143,377
1,000,000	Santander Bank NA 8.75%, 05/30/2018	1,141,941
575,000	Skandinaviska Enskilda Banken AB 2.45%, 05/27/2020(3)	577,705
165,000	U.S. Bancorp 3.70%, 01/30/2024	172,779
410,000	UBS Group Funding Jersey Ltd. 2.95%, 09/24/2020(3)	410,209
100,000	Wachovia Corp. 5.75%, 06/15/2017	107,004
1,794,000	Wells Fargo & Co. 4.48%, 01/16/2024	1,893,490

		25,925,226

	Commercial Services - 0.1%
155,000	Catholic Health Initiatives 2.60%, 08/01/2018	156,156
	ERAC USA Finance LLC
140,000	2.35%, 10/15/2019(3)	139,197
70,000	2.75%, 03/15/2017(3)	71,251
510,000	4.50%, 08/16/2021(3)	546,146
250,000	5.63%, 03/15/2042(3)	268,408

		1,181,158

	Country Funds-Closed-end - 0.1%
575,000	CDP Financial, Inc. 4.40%, 11/25/2019(3)	627,056

	Diversified Financial Services - 0.6%
345,000	Capital One Bank 2.15%, 11/21/2018	344,363
645,000	Discover Financial Services 6.45%, 06/12/2017	690,851

The accompanying notes are an integral part of these financial statements.

34

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Diversified Financial Services - 0.6% - (continued)
$99,000	Eaton Vance Corp. 6.50%, 10/02/2017	$107,563
	GE Capital International Funding Co.
648,261	2.34%, 11/15/2020	650,122
297,677	3.37%, 11/15/2025	300,932
850,397	4.42%, 11/15/2035	882,532
	General Electric Capital Corp.
115,000	3.10%, 01/09/2023	116,406
230,000	4.63%, 01/07/2021	254,664
265,000	5.88%, 01/14/2038	327,060
655,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019(3)	652,190
	Synchrony Financial
115,000	2.70%, 02/03/2020	113,400
400,000	3.00%, 08/15/2019	404,062

		4,844,145

	Electric - 0.8%
335,000	Berkshire Hathaway Energy Co. 4.50%, 02/01/2045	335,156
550,000	Dominion Resources, Inc. 3.63%, 12/01/2024	549,551
550,000	Duke Energy Corp. 3.05%, 08/15/2022	545,838
	Electricite de France S.A.
85,000	4.88%, 01/22/2044(3)	84,673
525,000	5.63%, 01/22/2024(3)(5)(6)	518,831
60,000	Eversource Energy 3.15%, 01/15/2025	59,012
425,000	Indianapolis Power and Light 6.60%, 06/01/2037(3)	543,127
1,130,000	NextEra Energy Capital Holdings, Inc. 2.06%, 09/01/2017	1,135,442
70,000	NiSource Finance Corp. 4.80%, 02/15/2044	72,452
	Pacific Gas & Electric Co.
135,000	3.85%, 11/15/2023	140,996
285,000	5.13%, 11/15/2043	313,917
750,000	Southern California Edison Co. 5.55%, 01/15/2037	879,506
575,000	Southern Co. 2.75%, 06/15/2020	571,858
380,000	State Grid Overseas Investment 2.75%, 05/07/2019(3)	386,826

		6,137,185

	Food - 0.3%
45,000	ConAgra Foods, Inc. 1.90%, 01/25/2018	44,759
145,000	Kraft Foods Group, Inc. 2.25%, 06/05/2017	146,845
485,000	Kraft Heinz Foods Co. 3.50%, 07/15/2022(3)	494,281
	Kroger Co.
125,000	3.30%, 01/15/2021	128,433
525,000	3.85%, 08/01/2023	545,029
230,000	4.00%, 02/01/2024	239,164
	Mondelez International, Inc.
40,000	4.00%, 02/01/2024	41,756
700,000	4.13%, 02/09/2016	706,015

		2,346,282

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Gas - 0.2%
$1,160,000	Atmos Energy Corp. 6.35%, 06/15/2017	$1,246,210

	Healthcare-Products - 0.1%
	Medtronic, Inc.
110,000	2.50%, 03/15/2020	111,749
155,000	3.15%, 03/15/2022	158,546
245,000	3.50%, 03/15/2025	250,879
65,000	3.63%, 03/15/2024	67,624
45,000	4.38%, 03/15/2035	46,603

		635,401

	Healthcare-Services - 0.3%
631,000	Anthem, Inc. 3.30%, 01/15/2023	625,686
470,000	Cigna Corp. 3.25%, 04/15/2025	457,265
	Dignity Health
35,000	2.64%, 11/01/2019	35,424
80,000	3.81%, 11/01/2024	82,051
	Kaiser Foundation Hospitals
110,000	3.50%, 04/01/2022	113,366
120,000	4.88%, 04/01/2042	125,570
120,000	Memorial Sloan-Kettering Cancer Center 4.20%, 07/01/2055	113,891
205,000	NewYork-Presbyterian Hospital 4.02%, 08/01/2045	191,562
275,000	Toledo Hospital 4.98%, 11/15/2045	285,761
	UnitedHealth Group, Inc.
220,000	3.35%, 07/15/2022	227,961
340,000	3.75%, 07/15/2025	354,522

		2,613,059

	Holding Companies-Diversified - 0.0%
200,000	Hutchison Whampoa International Ltd. 3.63%, 10/31/2024(3)	201,390

	Household Products - 0.2%
1,286,880	Procter & Gamble Co. 9.36%, 01/01/2021	1,539,110

	Insurance - 0.3%
	Ace INA Holdings, Inc.
120,000	2.30%, 11/03/2020	120,072
185,000	3.35%, 05/15/2024	186,686
325,000	4.35%, 11/03/2045	329,000
330,000	American International Group, Inc. 3.88%, 01/15/2035	309,185
115,000	Five Corners Funding Trust 4.42%, 11/15/2023(3)	121,396
100,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023(3)	102,492
165,000	Loews Corp. 2.63%, 05/15/2023	157,749
	MetLife, Inc.
60,000	1.90%, 12/15/2017	60,247
485,000	3.60%, 04/10/2024	498,608
160,000	4.88%, 11/13/2043	171,152
	Prudential Financial, Inc.
200,000	3.50%, 05/15/2024	203,217
300,000	4.50%, 11/15/2020	325,063

The accompanying notes are an integral part of these financial statements.

35

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Insurance - 0.3% - (continued)
$100,000	Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044(3)	$103,618

		2,688,485

	Internet - 0.1%
	Amazon.com, Inc.
285,000	2.50%, 11/29/2022	278,211
100,000	4.80%, 12/05/2034	105,092
120,000	4.95%, 12/05/2044	125,082

		508,385

	IT Services - 0.1%
	Apple, Inc.
300,000	2.85%, 05/06/2021	308,930
270,000	3.45%, 05/06/2024	280,007
35,000	4.45%, 05/06/2044	35,299
366,000	EMC Corp. 1.88%, 06/01/2018	349,888

		974,124

	Lodging - 0.1%
450,000	Marriott International, Inc. 2.88%, 03/01/2021	451,383

	Machinery-Construction & Mining - 0.1%
400,000	Caterpillar Financial Services Corp. 3.30%, 06/09/2024	398,083
	Caterpillar, Inc.
170,000	3.40%, 05/15/2024	172,562
30,000	4.30%, 05/15/2044	29,340

		599,985

	Media - 0.7%
	21st Century Fox America, Inc.
180,000	4.00%, 10/01/2023	186,389
220,000	4.50%, 02/15/2021	238,290
300,000	4.75%, 09/15/2044	301,228
155,000	CCO Safari II LLC 6.48%, 10/23/2045(3)	160,734
	Comcast Corp.
450,000	3.13%, 07/15/2022	461,598
450,000	4.40%, 08/15/2035	456,204
150,000	6.40%, 05/15/2038	188,046
620,000	Cox Communications, Inc. 4.80%, 02/01/2035(3)	524,384
	DIRECTV Holdings LLC
65,000	3.95%, 01/15/2025	64,654
460,000	4.45%, 04/01/2024	474,330
	Sky plc
200,000	2.63%, 09/16/2019(3)	201,159
645,000	3.75%, 09/16/2024(3)	642,824
	Time Warner Cable, Inc.
780,000	5.85%, 05/01/2017	822,522
80,000	6.55%, 05/01/2037	80,163
60,000	7.30%, 07/01/2038	64,995
106,000	8.25%, 04/01/2019	123,561
5,000	8.75%, 02/14/2019	5,861
30,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	37,233
145,000	Viacom, Inc. 3.88%, 12/15/2021	142,596

		5,176,771

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Mining - 0.1%
$285,000	BHP Billiton Finance USA Ltd. 3.85%, 09/30/2023	$292,842
365,000	Rio Tinto Finance USA Ltd. 3.75%, 09/20/2021	373,531

		666,373

	Miscellaneous Manufacturing - 0.1%
90,000	Parker-Hannifin Corp. 4.45%, 11/21/2044	95,335
570,000	Pentair Finance S.A. 2.90%, 09/15/2018	571,306

		666,641

	Oil & Gas - 0.9%
525,000	BG Energy Capital plc 4.00%, 10/15/2021(3)	555,493
	BP Capital Markets plc
130,000	2.32%, 02/13/2020	130,858
365,000	3.51%, 03/17/2025	367,427
25,000	3.99%, 09/26/2023	26,223
575,000	4.75%, 03/10/2019	623,955
	ConocoPhillips Co.
35,000	2.88%, 11/15/2021	35,093
65,000	4.30%, 11/15/2044	62,103
	Devon Energy Corp.
402,000	3.25%, 05/15/2022	386,866
165,000	5.00%, 06/15/2045	153,077
685,000	EnCana Corp. 6.50%, 05/15/2019	739,212
570,000	EOG Resources, Inc. 2.63%, 03/15/2023	556,882
175,000	Phillips 66 4.88%, 11/15/2044	173,950
755,000	Pioneer Natural Resources Co. 7.50%, 01/15/2020	863,313
200,000	Shell International Finance B.V. 4.38%, 03/25/2020	218,703
890,000	Sinopec Group Overseas Development 2015 Ltd. 2.50%, 04/28/2020(3)	878,300
	Statoil ASA
70,000	2.25%, 11/08/2019	71,003
30,000	2.45%, 01/17/2023	28,931
30,000	2.65%, 01/15/2024	28,878
95,000	2.75%, 11/10/2021	95,537
355,000	2.90%, 11/08/2020	365,169
35,000	3.25%, 11/10/2024	34,888
5,000	3.70%, 03/01/2024	5,172
350,000	Suncor Energy, Inc. 3.60%, 12/01/2024	348,428
325,000	Total Capital International S.A. 2.70%, 01/25/2023	320,350

		7,069,811

	Oil & Gas Services - 0.0%
330,000	Schlumberger Investment S.A. 3.65%, 12/01/2023	342,731

	Pharmaceuticals - 0.7%
60,000	AbbVie, Inc. 3.20%, 11/06/2022	59,403
	Actavis Funding SCS
130,000	3.00%, 03/12/2020	130,440

The accompanying notes are an integral part of these financial statements.

36

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Pharmaceuticals - 0.7% - (continued)
$415,000	3.45%, 03/15/2022	$412,322
125,000	4.85%, 06/15/2044	120,153
700,000	Bayer US Finance LLC 3.00%, 10/08/2021(3)	712,024
	Cardinal Health, Inc.
195,000	2.40%, 11/15/2019	195,693
180,000	3.50%, 11/15/2024	179,566
200,000	4.50%, 11/15/2044	191,586
100,000	Eli Lilly & Co. 2.75%, 06/01/2025	99,291
	EMD Finance LLC
455,000	2.95%, 03/19/2022(3)	447,507
670,000	3.25%, 03/19/2025(3)	647,820
	Express Scripts Holding Co.
315,000	2.25%, 06/15/2019	314,973
330,000	3.50%, 06/15/2024	325,910
260,000	Forest Laboratories, Inc. 4.88%, 02/15/2021(3)	281,251
	McKesson Corp.
25,000	2.85%, 03/15/2023	24,155
205,000	3.80%, 03/15/2024	209,530
	Merck & Co., Inc.
430,000	2.75%, 02/10/2025	421,903
315,000	2.80%, 05/18/2023	316,453
125,000	4.15%, 05/18/2043	123,743

		5,213,723

	Pipelines - 0.3%
225,000	Columbia Pipeline Group, Inc. 2.45%, 06/01/2018(3)	225,322
300,000	Energy Transfer Partners L.P. 5.15%, 03/15/2045	239,428
525,000	Kinder Morgan Energy Partners L.P. 6.95%, 01/15/2038	517,253
535,000	Phillips 66 Partners L.P. 3.61%, 02/15/2025	492,519
615,000	Regency Energy Partners L.P. 5.88%, 03/01/2022	631,585
530,000	Western Gas Partners L.P. 4.00%, 07/01/2022	507,317

		2,613,424

	Real Estate - 0.1%
650,000	WEA Finance LLC / Westfield UK & Europe Finance plc 2.70%, 09/17/2019(3)	647,813

	Real Estate Investment Trusts - 0.3%
450,000	American Tower Corp. 3.45%, 09/15/2021	453,846
150,000	Avalonbay Communities, Inc. 3.63%, 10/01/2020	156,983
350,000	Brandywine Operating Partnership L.P. 5.70%, 05/01/2017	367,952
425,000	DDR Corp. 4.63%, 07/15/2022	442,417
670,000	HCP, Inc. 4.00%, 06/01/2025	658,288
345,000	Scentre Group 2.38%, 11/05/2019(3)	341,328

		2,420,814

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Retail - 0.4%
	AutoZone, Inc.
$200,000	3.13%, 07/15/2023	$197,426
355,000	3.70%, 04/15/2022	365,135
	CVS Health Corp.
470,000	4.00%, 12/05/2023	496,609
320,000	4.88%, 07/20/2035	336,853
375,000	5.13%, 07/20/2045	402,032
75,000	Home Depot, Inc. 4.40%, 03/15/2045	78,079
600,000	Lowe’s Cos., Inc. 4.63%, 04/15/2020	658,657
335,000	O’Reilly Automotive, Inc. 3.80%, 09/01/2022	340,304

		2,875,095

	Savings & Loans - 0.0%
345,000	Nationwide Building Society 2.35%, 01/21/2020(3)	345,214

	Telecommunications - 0.5%
250,000	America Movil S.A.B. de C.V. 3.13%, 07/16/2022	247,388
	AT&T, Inc.
25,000	5.35%, 09/01/2040	24,918
175,000	6.55%, 02/15/2039	202,516
165,000	GTP Acquisition Partners I LLC 2.35%, 06/15/2045(3)	164,472
	Orange S.A.
650,000	4.13%, 09/14/2021	692,970
100,000	9.00%, 03/01/2031	145,307
	Verizon Communications, Inc.
45,000	3.45%, 03/15/2021	46,405
490,000	3.50%, 11/01/2021	505,088
880,000	4.50%, 09/15/2020	954,132
916,000	4.52%, 09/15/2048	822,866
130,000	4.75%, 11/01/2041	121,908
87,000	6.40%, 09/15/2033	100,551

		4,028,521

	Transportation - 0.2%
	FedEx Corp.
50,000	2.63%, 08/01/2022	48,822
80,000	2.70%, 04/15/2023	77,704
280,000	4.90%, 01/15/2034	291,648
300,000	5.10%, 01/15/2044	315,634
350,000	Kansas City Southern Railway Co. 4.95%, 08/15/2045	350,672
405,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.20%, 07/15/2020(3)	406,630

		1,491,110

	Total Corporate Bonds (cost $94,080,675)	$96,382,584

FOREIGN GOVERNMENT OBLIGATIONS - 0.1%
	Mexico - 0.1%
	Mexico Government International Bond
$372,000	3.50%, 01/21/2021	$382,602
450,000	3.60%, 01/30/2025	447,750

	Total Foreign Government Obligations (cost $816,563)	$830,352

The accompanying notes are an integral part of these financial statements.

37

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 1.0%
	General - 0.2%
$115,000	Chicago Transit Auth 6.90%, 12/01/2040	$128,734
425,000	Kansas Dev Finance Auth 4.93%, 04/15/2045	416,632
570,000	New Jersey State, Economic Auth Rev 3.80%, 06/15/2018	570,125

		1,115,491

	General Obligation - 0.2%
250,000	California State GO, Taxable 7.55%, 04/01/2039	368,995
130,000	Chicago, IL, Metropolitan Water Reclamation GO 5.72%, 12/01/2038	148,647
225,000	Illinois State, GO 5.10%, 06/01/2033	207,563
800,000	Los Angeles, CA, USD GO 5.75%, 07/01/2034	957,872

		1,683,077

	Higher Education - 0.1%
370,000	University of California, Build America Bonds Rev 5.77%, 05/15/2043	452,747

	Medical - 0.1%
	University of California, Regents MedCenter Pooled Rev
100,000	6.55%, 05/15/2048	129,596
375,000	6.58%, 05/15/2049	487,961

		617,557

	Power - 0.0%
100,000	Utility Debt Securitization Auth, New York 3.44%, 12/15/2025	104,564

	Transportation - 0.4%
390,000	Bay Area, CA, Toll Auth Bridge Rev 6.26%, 04/01/2049	520,845
425,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 6.00%, 12/01/2044	551,561
350,000	Illinois State Toll Highway Auth, Taxable Rev 6.18%, 01/01/2034	437,874
255,000	Maryland State Transportation Auth 5.89%, 07/01/2043	310,929
	New York and New Jersey PA, Taxable Rev
200,000	4.81%, 10/15/2065	205,080
185,000	5.86%, 12/01/2024	224,655
115,000	6.04%, 12/01/2029	140,796
730,000	North Texas Tollway Auth Rev 6.72%, 01/01/2049	982,638

		3,374,378

	Utility - Electric - 0.0%
195,000	Municipal Elec Auth Georgia 6.64%, 04/01/2057	231,974

	Total Municipal Bonds (cost $6,514,186)	$7,579,788

U.S. GOVERNMENT AGENCIES - 1.2%
	FHLMC - 0.3%
$57,709	4.00%, 03/01/2041	$61,483
515,120	4.50%, 08/01/2033	559,284

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 1.2% - (continued)
	FHLMC - 0.3% - (continued)
$11,564	4.50%, 09/01/2033	$12,553
3,624	4.50%, 08/01/2034	3,934
368,123	4.50%, 08/01/2035	399,452
62,939	4.50%, 09/01/2035	68,320
7,481	4.50%, 11/01/2035	8,109
485,422	4.50%, 03/01/2036	526,419
839,170	4.50%, 11/01/2043	914,863

		2,554,417

	FNMA - 0.7%
2,200,000	3.00%, 11/01/2045(7)	2,223,100
744,111	4.50%, 06/01/2040	808,526
31,273	4.50%, 07/01/2040	33,872
61,275	4.50%, 04/01/2041	66,574
769,124	4.50%, 08/01/2041	834,805
781,535	4.50%, 09/01/2041	849,377
191,318	4.50%, 12/01/2041	208,360
239,647	4.50%, 06/01/2044	259,569

		5,284,183

	GNMA - 0.2%
1,040	6.00%, 11/20/2023	1,170
1,907	6.00%, 12/20/2023	2,147
360	6.00%, 01/20/2024	405
3,560	6.00%, 02/20/2024	4,004
7,095	6.00%, 06/20/2024	7,981
299	6.00%, 02/20/2026	337
510	6.00%, 10/20/2026	574
902	6.00%, 02/20/2027	1,015
360	6.00%, 01/20/2028	405
8,385	6.00%, 02/20/2028	9,442
14,031	6.00%, 04/20/2028	16,056
5,458	6.00%, 06/15/2028	6,326
40,254	6.00%, 07/20/2028	45,297
35,703	6.00%, 08/20/2028	40,862
11,924	6.00%, 10/15/2028	13,561
48,697	6.00%, 11/15/2028	55,530
37,186	6.00%, 03/20/2029	42,106
34,214	6.00%, 09/20/2029	39,284
12,237	6.00%, 03/20/2030	13,773
81,782	6.00%, 04/20/2030	92,071
22,586	6.00%, 06/20/2030	25,422
5,114	6.00%, 08/15/2034	5,939
1,594	6.00%, 09/15/2034	1,799
103	6.50%, 04/15/2026	118
4,749	6.50%, 02/15/2028	5,450
42,932	6.50%, 03/15/2028	49,270
5,734	6.50%, 05/15/2028	6,580
39,730	6.50%, 07/15/2028	45,595
27,942	6.50%, 10/15/2028	32,093
2,080	6.50%, 12/15/2028	2,397
74,177	6.50%, 01/15/2029	85,126
15,649	6.50%, 02/15/2029	17,959
194,603	6.50%, 03/15/2029	223,327
28,187	6.50%, 04/15/2029	32,376
16,737	6.50%, 05/15/2029	19,223
14,047	6.50%, 06/15/2029	16,121
24,912	6.50%, 02/15/2035	29,376
62,032	7.00%, 11/15/2031	71,539
39,364	7.00%, 03/15/2032	46,103

The accompanying notes are an integral part of these financial statements.

38

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 1.2% - (continued)
	GNMA - 0.2% - (continued)
$261,939	7.00%, 11/15/2032	$320,979
7,603	7.00%, 01/15/2033	9,025
26,768	7.00%, 05/15/2033	31,879
53,483	7.00%, 07/15/2033	63,148
76,203	7.00%, 11/15/2033	90,551
4,514	8.00%, 12/15/2029	4,858
3,625	8.00%, 04/15/2030	3,986
8,061	8.00%, 05/15/2030	8,257
693	8.00%, 07/15/2030	761
16,626	8.00%, 08/15/2030	17,599
14,918	8.00%, 11/15/2030	16,208
83,805	8.00%, 02/15/2031	91,614

		1,767,024

	Total U.S. Government Agencies (cost $9,276,180)	$9,605,624

U.S. GOVERNMENT SECURITIES - 13.7%
	Other Direct Federal Obligations - 0.8%
$5,000,000	Financing Corp. 9.80%, 04/06/2018	$6,052,805

	U.S. Treasury Securities - 12.9%
	U.S. Treasury Bonds - 2.0%
865,000	2.75%, 11/15/2042	836,144
5,295,000	2.88%, 05/15/2043	5,235,706
100,000	2.88%, 08/15/2045	98,808
500,000	3.00%, 11/15/2044	505,690
2,167,500	3.13%, 02/15/2043	2,253,693
2,825,000	3.13%, 08/15/2044(8)	2,930,166
1,505,000	3.38%, 05/15/2044	1,638,158
1,400,000	6.00%, 02/15/2026	1,896,125

		15,394,490

	U.S. Treasury Notes - 10.9%
1,650,000	0.38%, 05/31/2016	1,650,300
6,995,000	0.50%, 08/31/2016	7,000,008
4,500,000	0.50%, 11/30/2016	4,500,526
4,205,000	0.63%, 12/31/2016	4,211,022
1,500,000	0.63%, 05/31/2017	1,499,552
533,900	0.88%, 01/31/2017	536,271
5,400,000	1.00%, 09/30/2016	5,427,351
2,500,000	1.00%, 12/15/2017	2,509,863
3,900,000	1.00%, 05/31/2018	3,903,962
1,525,000	1.25%, 11/30/2018	1,532,823
9,400,000	1.38%, 09/30/2018	9,494,000
7,775,000	1.38%, 08/31/2020	7,732,276
3,000,000	1.50%, 06/30/2016	3,022,617
8,280,000	1.63%, 07/31/2019	8,377,464
8,245,000	1.75%, 09/30/2019	8,374,471
4,190,000	2.25%, 11/15/2024	4,234,955
2,520,000	2.38%, 08/15/2024	2,576,503
1,850,000	2.75%, 02/15/2024	1,950,546
1,380,000	3.88%, 05/15/2018	1,482,853
5,200,000	4.50%, 05/15/2017	5,507,533

		85,524,896

		100,919,386

	Total U.S. Government Securities (cost $103,930,739)	$106,972,191

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 0.2%
	Retailing - 0.2%
32,392	Tory Burch LLC*(1)(2)	$1,766,645

	Total Preferred Stocks (cost $2,538,751)	$1,766,645

	Total Long-Term Investments (cost $617,495,861)	$754,596,166

SHORT-TERM INVESTMENTS - 3.8%
	Discount Notes - 0.5%
$3,500,000	FHLB 0.06%, 12/11/2015(9)	$3,499,747

	Other Investment Pools & Funds - 3.3%
25,926,453	Federated Prime Obligations Fund	25,926,453

	Total Short-Term Investments (cost $29,426,200)	$29,426,200

Total Investments (cost $646,922,061)^	100.1%	$784,022,366
Other Assets and Liabilities	(0.1)%	(469,774)

Total Net Assets	100.0%	$783,552,592

The accompanying notes are an integral part of these financial statements.

39

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $652,322,691 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$147,570,008
Unrealized Depreciation	(15,870,333)

Net Unrealized Appreciation	$131,699,675

*	Non-income producing.

(1)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	2,006,600	Allstar Co.	$872,908
11/2013	32,392	Tory Burch LLC Preferred	2,538,751

			$3,411,659

At October 31, 2015, the aggregate value of these securities were $2,930,473, which represents 0.4% of total net assets.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2015, the aggregate fair value of these securities was $2,930,473, which represents 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $22,213,379, which represents 2.8% of total net assets.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	Represents or includes a TBA transaction.

(8)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(9)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at October 31, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	62	12/21/2015	$7,952,333	$7,916,625	$(35,708)
U.S. Treasury CME Ultra Long Term Bond Future	21	12/21/2015	3,325,749	3,354,750	29,001

Total					$(6,707)

Total futures contracts					$(6,707)

The accompanying notes are an integral part of these financial statements.

40

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2015

TBA Sale Commitments Outstanding at October 31, 2015

Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 4.50%	$1,300,000	12/01/2045	$(1,404,533)	$2,920
FNMA, 4.50%	825,000	11/01/2045	(893,849)	886

Total (proceeds $2,302,188)			$(2,298,382)	$3,806

At October 31, 2015, the aggregate market value of these securities represents (0.3)% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
CME	Chicago Mercantile Exchange
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

41

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$4,302,305	$4,302,305	$—	$—
Banks	54,766,961	54,766,961	—	—
Capital Goods	35,601,280	35,601,280	—	—
Commercial & Professional Services	5,449,397	5,449,397	—	—
Consumer Durables & Apparel	3,374,245	3,374,245	—	—
Consumer Services	11,775,954	11,775,954	—	—
Diversified Financials	24,191,459	24,191,459	—	—
Energy	36,311,236	36,311,236	—	—
Food & Staples Retailing	9,542,148	9,542,148	—	—
Food, Beverage & Tobacco	28,996,775	22,780,635	6,216,140	—
Health Care Equipment & Services	23,225,301	23,225,301	—	—
Household & Personal Products	4,433,346	4,433,346	—	—
Insurance	20,954,316	20,954,316	—	—
Materials	13,894,842	13,894,842	—	—
Media	22,035,580	22,035,580	—	—
Pharmaceuticals, Biotechnology & Life Sciences	76,953,204	61,105,139	15,848,065	—
Retailing	21,401,606	20,237,778	—	1,163,828
Semiconductors & Semiconductor Equipment	29,514,376	29,514,376	—	—
Software & Services	53,699,816	53,699,816	—	—
Technology Hardware & Equipment	24,830,180	24,830,180	—	—
Telecommunication Services	2,846,976	2,846,976	—	—
Transportation	4,342,410	4,342,410	—	—
Utilities	9,393,390	9,393,390	—	—
Asset & Commercial Mortgage Backed Securities	9,621,879	—	9,312,167	309,712
Corporate Bonds	96,382,584	—	96,382,584	—
Foreign Government Obligations	830,352	—	830,352	—
Municipal Bonds	7,579,788	—	7,579,788	—
U.S. Government Agencies	9,605,624	—	9,605,624	—
U.S. Government Securities	106,972,191	—	106,972,191	—
Preferred Stocks	1,766,645	—	—	1,766,645
Short-Term Investments	29,426,200	25,926,453	3,499,747	—
Futures Contracts(2)	29,001	29,001	—	—

Total	$784,051,367	$524,564,524	$256,246,658	$3,240,185

Liabilities
Futures Contracts(2)	$(35,708)	$(35,708)	$—	$—
TBA Sale Commitments	(2,298,382)	—	(2,298,382)	—

Total	$(2,334,090)	$(35,708)	$(2,298,382)	$—

(1)	For the year ended October 31, 2015, investments valued at $4,216,704 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

42

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2015

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Common Stocks	Corporate Bonds	Preferred Stocks	Asset and Commercial Mortgage Backed Securities	Total
Beginning balance	$1,703,202	$1,278,903	$2,122,954	$—	$5,105,059
Purchases	—	—	—	310,000	310,000
Sales	—	—	—	—	—
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	—	—	—	—
Net change in unrealized appreciation/depreciation	(539,374)	—	(356,309)	(288)	(895,971)
Transfers into Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	—	(1,278,903)	—	—	(1,278,903)

Ending balance	$1,163,828	$—	$1,766,645	$309,712	$3,240,185

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $(895,971).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

43

The Hartford Balanced Income Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 46.3%
	Banks - 6.2%
851,290	BB&T Corp.	$31,625,424
1,705,510	JP Morgan Chase & Co.	109,579,017
627,330	M&T Bank Corp.	75,185,501
802,100	National Bank of Canada	26,566,955
801,490	US Bancorp	33,806,848
2,439,970	Wells Fargo & Co.	132,099,976

		408,863,721

	Capital Goods - 4.0%
167,100	3M Co.	26,269,791
479,100	Caterpillar, Inc.	34,969,509
1,083,270	Eaton Corp. plc	60,565,626
3,166,380	General Electric Co.	91,571,709
142,110	Lockheed Martin Corp.	31,240,041
318,825	Schneider Electric SE	19,229,974

		263,846,650

	Commercial & Professional Services - 0.4%
458,340	Waste Management, Inc.	24,640,358

	Consumer Services - 0.8%
450,260	McDonald’s Corp.	50,541,685

	Diversified Financials - 1.6%
226,130	BlackRock, Inc.	79,590,976
755,000	Invesco Ltd.	25,043,350

		104,634,326

	Energy - 5.4%
838,540	Chevron Corp.	76,206,515
712,800	Enbridge, Inc.	30,429,432
1,141,310	Exxon Mobil Corp.	94,431,990
662,100	Occidental Petroleum Corp.	49,352,934
472,800	Phillips 66	42,102,840
2,134,700	Suncor Energy, Inc.	63,464,631

		355,988,342

	Food & Staples Retailing - 0.5%
745,150	Sysco Corp.	30,737,438

	Food, Beverage & Tobacco - 3.9%
432,450	Altria Group, Inc.	26,150,252
674,733	British American Tobacco plc	40,085,584
1,265,500	Coca-Cola Co.	53,593,925
231,500	Diageo plc ADR	26,641,020
931,230	Kraft Heinz Co.	72,608,003
147,810	PepsiCo, Inc.	15,104,704
288,650	Philip Morris International, Inc.	25,516,660

		259,700,148

	Household & Personal Products - 0.6%
190,490	Kimberly-Clark Corp.	22,803,558
266,770	Procter & Gamble Co.	20,375,893

		43,179,451

	Insurance - 1.9%
453,280	ACE Ltd.	51,465,411
835,100	MetLife, Inc.	42,072,338
585,500	Principal Financial Group, Inc.	29,368,680

		122,906,429

	Materials - 1.6%
298,600	Agrium, Inc.	27,790,702
714,480	Dow Chemical Co.	36,917,182
451,590	Nucor Corp.	19,102,257

Shares or Principal Amount		Market Value†
COMMON STOCKS - 46.3% - (continued)
	Materials - 1.6% - (continued)
275,200	Packaging Corp. of America	$18,837,440

		102,647,581

	Media - 0.4%
598,460	Thomson Reuters Corp.	24,548,829

	Pharmaceuticals, Biotechnology & Life Sciences - 6.3%
1,366,840	AstraZeneca plc ADR	43,588,528
429,200	Bristol-Myers Squibb Co.	28,305,740
1,014,770	Johnson & Johnson	102,522,213
1,782,460	Merck & Co., Inc.	97,429,263
255,081	Novartis AG	23,107,444
2,529,935	Pfizer, Inc.	85,562,402
120,608	Roche Holding AG	32,744,935

		413,260,525

	Real Estate - 0.3%
94,400	Simon Property Group, Inc. REIT	19,017,824

	Semiconductors & Semiconductor Equipment - 2.4%
520,570	Analog Devices, Inc.	31,296,668
2,371,650	Intel Corp.	80,304,069
726,610	Maxim Integrated Products, Inc.	29,776,478
357,610	Texas Instruments, Inc.	20,283,639

		161,660,854

	Software & Services - 2.5%
188,600	IBM Corp.	26,419,088
2,626,850	Microsoft Corp.	138,277,384

		164,696,472

	Technology Hardware & Equipment - 1.4%
3,167,890	Cisco Systems, Inc.	91,393,626

	Telecommunication Services - 1.9%
1,053,800	BCE, Inc.	45,549,691
1,757,339	Verizon Communications, Inc.	82,384,052

		127,933,743

	Transportation - 0.4%
269,530	United Parcel Service, Inc. Class B	27,766,981

	Utilities - 3.8%
790,600	Dominion Resources, Inc.	56,472,558
625,800	Duke Energy Corp.	44,725,926
722,840	Eversource Energy	36,821,470
2,509,514	National Grid plc	35,747,718
91,900	NextEra Energy, Inc.	9,434,454
851,245	UGI Corp.	31,215,154
1,111,370	Xcel Energy, Inc.	39,598,113

		254,015,393

	Total Common Stocks (cost $2,677,578,339)	$3,051,980,376

PREFERRED STOCKS - 0.0%
	Diversified Financials - 0.0%
7,000	Discover Financial Services Series B	$186,830
77,350	GMAC Capital Trust I Series 2	1,997,951

	Total Preferred Stocks (cost $2,213,290)	$2,184,781

The accompanying notes are an integral part of these financial statements.

44

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.9%
		Asset-Backed - Automobile - 0.2%
$	9,185,000	Westlake Automobile Receivables Trust 1.28%, 07/16/2018(1)	$9,173,183

		Asset-Backed - Credit Card - 0.1%
	8,430,000	Capital One Multi-Asset Execution Trust 0.25%, 11/15/2019(2)	8,401,337

		Asset-Backed - Finance & Insurance - 0.1%
	1,000,000	Countrywide Asset-Backed Certificates 0.59%, 06/25/2036(2)	954,826
	1,602,261	First Franklin Mortgage Loan Trust 0.44%, 04/25/2036(2)	1,027,105
	1,060,000	HSI Asset Securitization Corp. Trust 0.47%, 02/25/2036(2)	919,411
	1,003,457	Lehman XS Trust 0.46%, 11/25/2035(2)	688,296
	975,067	Securitized Asset Backed Receivables LLC 0.29%, 07/25/2036(2)	469,580

			4,059,218

		Asset-Backed - Home Equity - 0.2%
	270,429	Asset Backed Funding Certificates 0.42%, 01/25/2037(2)	168,537
		GSAA Home Equity Trust
	2,072,567	0.28%, 02/25/2037(2)	1,097,963
	1,264,425	0.29%, 12/25/2036(2)	627,995
	3,371,936	0.30%, 03/25/2037(2)	1,765,759
	2,571,028	0.38%, 11/25/2036(2)	1,308,257
	781,808	0.43%, 04/25/2047(2)	507,221
	1,119,188	0.52%, 04/25/2047(2)	732,086
	1,461,799	5.99%, 06/25/2036(2)	791,343
	613,473	6.30%, 06/25/2036	331,949
	1,532,049	Morgan Stanley Mortgage Loan Trust 0.37%, 11/25/2036(2)	753,752
		Renaissance Home Equity Loan Trust
	2,536,783	5.91%, 04/25/2037(3)	1,408,990
	1,307,856	6.12%, 11/25/2036(3)	783,905
	1,995,000	Soundview Home Loan Trust 0.45%, 11/25/2036(2)	1,374,489

			11,652,246

		Commercial Mortgage-Backed Securities - 0.2%
		Bear Stearns Commercial Mortgage Securities, Inc.
	439,149	5.20%, 12/11/2038	451,384
	241,877	5.54%, 10/12/2041	247,642
	238,061	5.54%, 09/11/2041	242,198
		Commercial Mortgage Pass-Through Certificates
	815,000	4.26%, 07/10/2045(1)(2)	731,145
	380,000	4.34%, 12/10/2045(1)(2)	357,543
	1,100,000	4.57%, 10/15/2045(1)(2)	1,038,929
	270,000	4.75%, 10/15/2045(1)(2)	213,538
	1,130,000	4.77%, 10/15/2045(1)(2)	1,083,858
	61,544	5.76%, 06/10/2046(2)	62,150
	970,000	Community or Commercial Mortgage Trust 4.57%, 10/15/2045(1)(2)	801,802
		GS Mortgage Securities Trust
	855,000	4.85%, 11/10/2045(1)(2)	815,337
	1,000,000	4.87%, 04/10/2047(1)(2)	882,138
		JP Morgan Chase Commercial Mortgage Securities Trust
	500,000	2.73%, 10/15/2045(1)(2)	338,470

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.9% - (continued)
		Commercial Mortgage-Backed Securities - 0.2% - (continued)
$	1,000,000	4.00%, 08/15/2046(1)(2)	$890,794
	1,247,998	4.67%, 10/15/2045(1)(2)	1,196,142
	850,000	5.32%, 08/15/2046(1)(2)	883,983
	164,686	5.48%, 04/15/2043(2)	165,473
	960,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(1)	792,910
	605,000	UBS-Barclays Commercial Mortgage Trust 4.09%, 03/10/2046(1)(2)	497,790
	360,000	Wells Fargo Commercial Mortgage Trust 4.78%, 10/15/2045(1)(2)	350,969
		WF-RBS Commercial Mortgage Trust
	1,085,599	3.02%, 11/15/2047(1)	707,842
	440,505	5.00%, 04/15/2045(1)(2)	347,927

			13,099,964

		Whole Loan Collateral CMO - 1.1%
		Adjustable Rate Mortgage Trust
	874,565	0.46%, 01/25/2036(2)	728,349
	721,352	0.47%, 11/25/2035(2)	656,822
	769,863	0.70%, 01/25/2036(2)	666,398
		Alternative Loan Trust
	466,133	0.47%, 01/25/2036(2)	415,681
	264,511	0.52%, 11/25/2035(2)	217,625
	1,468,562	0.60%, 10/25/2036(2)	1,029,204
	917,123	5.50%, 12/25/2035	801,722
	1,066,896	5.75%, 05/25/2036	897,365
	238,379	6.00%, 05/25/2036	204,122
	694,290	6.00%, 12/25/2036	529,517
	1,248,531	6.50%, 08/25/2037	865,242
		American Home Mortgage Assets Trust
	805,790	0.39%, 09/25/2046(2)	570,347
	308,705	1.16%, 10/25/2046(2)	222,260
		Banc of America Funding Corp.
	1,724,923	0.42%, 02/20/2047(2)	1,404,775
	893,165	0.49%, 05/20/2047(2)	735,060
	961,498	5.77%, 05/25/2037(2)	862,467
	224,344	5.85%, 01/25/2037(3)	186,874
	495,110	BCAP LLC Trust 0.37%, 01/25/2037(2)	396,336
		Bear Stearns Adjustable Rate Mortgage Trust
	1,056,245	2.66%, 10/25/2035(2)	1,038,731
	468,808	4.81%, 06/25/2047(2)	417,141
		Bear Stearns Alt-A Trust
	2,122,500	0.52%, 08/25/2036(2)	1,557,233
	323,215	0.58%, 05/25/2036(2)	264,383
	1,439,117	0.68%, 02/25/2036(2)	1,184,473
	1,874,960	Bear Stearns Mortgage Funding Trust 0.38%, 10/25/2036(2)	1,551,841
	585,000	Chase Mortgage Finance Trust 5.50%, 11/25/2035	565,777
		CHL Mortgage Pass-Through Trust
	2,148,831	0.54%, 03/25/2035(2)	1,740,424
	2,963,409	2.50%, 06/20/2035(2)	2,849,346
	1,053,362	2.50%, 03/20/2036(2)	930,384
	612,180	2.63%, 04/25/2037(2)	573,063
	568,657	Citigroup Mortgage Loan Trust 2.68%, 07/25/2036(2)	390,584

The accompanying notes are an integral part of these financial statements.

45

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.9% - (continued)
		Whole Loan Collateral CMO - 1.1% - (continued)
		Connecticut Avenue Securities
$	375,000	2.80%, 05/25/2024(2)	$334,687
	1,545,000	3.10%, 07/25/2024(2)	1,390,665
	2,120,000	3.20%, 07/25/2024(2)	1,911,300
	875,000	5.10%, 11/25/2024(2)	876,875
		Countrywide Home Loans, Inc.
	288,558	2.67%, 04/20/2036(2)	238,961
	670,055	2.72%, 09/25/2047(2)	599,198
	3,262,833	3.46%, 11/20/2035(2)	2,913,447
	1,056,383	5.75%, 08/25/2037	993,328
	511,581	CS First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	482,881
	572,951	Deutsche Alt-A Securities Mortgage Loan Trust 0.35%, 03/25/2037(2)	410,385
	636,878	Downey S & L Association Mortgage Loan Trust 1.12%, 03/19/2046(2)	478,792
	254,213	GMAC Mortgage Corp. Loan Trust 3.05%, 04/19/2036(2)	227,996
		GSR Mortgage Loan Trust
	247,704	0.70%, 11/25/2035(2)	173,000
	2,290,093	2.66%, 01/25/2036(2)	2,092,535
	1,143,973	2.81%, 10/25/2035(2)	1,014,778
		HarborView Mortgage Loan Trust
	380,767	0.39%, 01/19/2038(2)	314,268
	2,285,006	0.44%, 12/19/2036(2)	1,586,178
	431,157	0.53%, 09/19/2035(2)	341,993
	495,903	0.90%, 01/19/2035(2)	337,852
		IndyMac INDA Mortgage Loan Trust
	966,992	2.70%, 12/25/2036(2)	849,189
	522,878	2.85%, 09/25/2036(2)	440,570
		IndyMac Index Mortgage Loan Trust
	364,429	0.40%, 10/25/2036(2)	292,709
	404,102	0.44%, 07/25/2035(2)	351,708
	633,519	0.48%, 07/25/2035(2)	522,130
	221,152	0.49%, 01/25/2036(2)	151,842
	791,631	0.60%, 07/25/2046(2)	443,669
	294,507	2.49%, 01/25/2036(2)	273,717
	466,262	2.66%, 08/25/2035(2)	372,817
	558,045	4.54%, 02/25/2036(2)	464,800
		JP Morgan Mortgage Trust
	306,495	2.61%, 04/25/2037(2)	268,586
	3,949,599	2.84%, 05/25/2036(2)	3,552,496
		Lehman XS Trust
	311,936	0.41%, 07/25/2046(2)	244,456
	1,230,051	0.44%, 06/25/2047(2)	827,220
	450,540	1.05%, 09/25/2047(2)	365,919
	872,014	Luminent Mortgage Trust 0.40%, 10/25/2046(2)	743,609
	344,010	Merrill Lynch Mortgage Investors Trust 2.65%, 07/25/2035(2)	278,471
	692,591	Morgan Stanley Mortgage Loan Trust 3.09%, 05/25/2036(2)	497,650
	1,076,111	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.55%, 06/25/2036(2)	805,176
	970,300	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	886,211

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.9% - (continued)
		Whole Loan Collateral CMO - 1.1% - (continued)
		Residential Accredit Loans, Inc.
$	2,383,916	0.50%, 04/25/2036(2)	$1,614,764
	1,040,260	1.02%, 09/25/2046(2)	731,898
	2,705,648	1.51%, 11/25/2037(2)	1,688,789
	2,092,095	6.00%, 12/25/2035	1,824,589
		Residential Asset Securitization Trust
	415,244	0.65%, 03/25/2035(2)	336,733
	1,517,997	6.25%, 11/25/2036	1,110,527
		Residential Funding Mortgage Securities, Inc.
	4,943,452	2.86%, 08/25/2035(2)	3,855,591
	315,891	3.12%, 04/25/2037(2)	275,119
	1,098,649	6.00%, 07/25/2037	993,058
	311,125	Sequoia Mortgage Trust 2.64%, 07/20/2037(2)	266,693
		Structured Adjustable Rate Mortgage Loan Trust
	1,120,276	0.39%, 07/25/2037(2)	814,433
	718,583	0.50%, 09/25/2034(2)	620,269
	1,203,642	Structured Asset Mortgage Investments II Trust 0.43%, 02/25/2036(2)	933,222
	1,007,681	Structured Asset Securities Corp. 5.75%, 06/25/2035	976,173
		WaMu Mortgage Pass-Through Certificates Trust
	713,116	0.62%, 06/25/2044(2)	641,458
	487,086	1.02%, 12/25/2046(2)	378,662
	1,701,484	1.20%, 07/25/2046(2)	1,379,820
	1,326,056	2.14%, 11/25/2046(2)	1,190,324
	650,315	Washington Mutual Mortgage Pass-Through Certificates 0.36%, 02/25/2037(2)	474,459
	1,088,698	Wells Fargo Alternative Loan Trust 2.72%, 12/28/2037(2)	938,505

			74,850,696

		Whole Loan Collateral PAC - 0.0%
	668,478	Alternative Loan Trust 0.70%, 12/25/2035(2)	475,641

		Total Asset & Commercial Mortgage Backed Securities (cost $122,152,518)	$121,712,285

CORPORATE BONDS - 43.7%
		Advertising - 0.1%
		Lamar Media Corp.
	625,000	5.00%, 05/01/2023	$642,187
	95,000	5.88%, 02/01/2022	100,700
	8,195,000	WPP Finance 2010 3.75%, 09/19/2024	8,237,188

			8,980,075

		Aerospace/Defense - 0.2%
	4,085,000	BAE Systems Holdings, Inc. 3.80%, 10/07/2024(1)	4,131,876
	1,025,000	Lockheed Martin Corp. 3.80%, 03/01/2045	908,815
		Raytheon Co.
	2,600,000	4.70%, 12/15/2041	2,783,438
	1,250,000	4.88%, 10/15/2040	1,375,335

The accompanying notes are an integral part of these financial statements.

46

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Aerospace/Defense - 0.2% - (continued)
		United Technologies Corp.
$	1,925,000	4.50%, 06/01/2042	$1,967,061
	950,000	6.13%, 07/15/2038	1,181,338

			12,347,863

		Agriculture - 0.5%
		Altria Group, Inc.
	3,800,000	2.85%, 08/09/2022	3,756,315
	60,000	10.20%, 02/06/2039	99,184
	2,425,000	Cargill, Inc. 4.10%, 11/01/2042(1)	2,245,931
		Imperial Tobacco Finance plc
	5,525,000	2.05%, 02/11/2018(1)	5,526,635
	2,350,000	2.95%, 07/21/2020(1)	2,361,247
	1,890,000	3.75%, 07/21/2022(1)	1,913,209
		Philip Morris International, Inc.
	3,085,000	3.60%, 11/15/2023	3,232,528
	3,250,000	4.25%, 11/10/2044	3,181,308
		Reynolds American, Inc.
	3,220,000	3.25%, 06/12/2020	3,298,835
	1,345,000	3.25%, 11/01/2022	1,338,215
	2,070,000	5.70%, 08/15/2035	2,264,429
	1,535,000	6.15%, 09/15/2043	1,754,657

			30,972,493

		Airlines - 0.0%
	7,305	Continental Airlines Class B Pass-Through Trust 6.90%, 10/19/2023	7,560

		Apparel - 0.0%
	1,940,000	NIKE, Inc. 3.63%, 05/01/2043	1,807,034

		Auto Manufacturers - 1.3%
	7,300,000	Daimler Finance NA LLC 3.25%, 08/01/2024(1)	7,147,299
	3,660,000	FCA US LLC / CG Co-Issuer, Inc. 8.25%, 06/15/2021	3,916,200
	2,370,000	Ford Motor Co. 7.45%, 07/16/2031	3,041,968
		Ford Motor Credit Co. LLC
	6,000,000	1.68%, 09/08/2017	5,960,274
	7,485,000	2.24%, 06/15/2018	7,460,389
	11,365,000	2.38%, 03/12/2019	11,252,180
	4,220,000	2.60%, 11/04/2019	4,183,738
	6,775,000	4.13%, 08/04/2025	6,933,820
	4,445,000	4.25%, 09/20/2022	4,638,771
	240,000	5.00%, 05/15/2018	254,887
	2,835,000	5.88%, 08/02/2021	3,231,557
		General Motors Co.
	1,405,000	4.88%, 10/02/2023	1,473,992
	8,406,000	6.25%, 10/02/2043	9,281,880
		General Motors Financial Co., Inc.
	10,575,000	2.40%, 04/10/2018	10,472,264
	4,830,000	3.10%, 01/15/2019	4,846,011
	1,325,000	Volkswagen Group of America Finance LLC 2.45%, 11/20/2019(1)	1,267,137

			85,362,367

		Auto Parts & Equipment - 0.0%
	295,000	American Axle & Manufacturing, Inc. 6.63%, 10/15/2022	313,438

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Auto Parts & Equipment - 0.0% - (continued)
		ZF North America Capital, Inc.
$	520,000	4.50%, 04/29/2022(1)	$523,572
	1,240,000	4.75%, 04/29/2025(1)	1,216,750

			2,053,760

		Beverages - 0.3%
	1,580,000	Anheuser-Busch InBev Finance, Inc. 2.15%, 02/01/2019	1,580,776
		Anheuser-Busch InBev Worldwide, Inc.
	2,680,000	2.50%, 07/15/2022	2,547,107
	4,960,000	3.75%, 07/15/2042	4,207,052
	2,000,000	4.63%, 02/01/2044	1,945,202
	500,000	8.20%, 01/15/2039	706,311
		Constellation Brands, Inc.
	190,000	4.25%, 05/01/2023	194,513
	585,000	6.00%, 05/01/2022	653,737
	3,970,000	Molson Coors Brewing Co. 5.00%, 05/01/2042	3,488,379
		SABMiller Holdings, Inc.
	1,475,000	3.75%, 01/15/2022(1)	1,508,440
	800,000	4.95%, 01/15/2042(1)	809,212

			17,640,729

		Biotechnology - 0.5%
		Amgen, Inc.
	5,070,000	3.63%, 05/22/2024	5,151,946
	4,340,000	5.15%, 11/15/2041	4,482,352
	1,475,000	6.90%, 06/01/2038	1,846,977
		Celgene Corp.
	2,945,000	3.63%, 05/15/2024	2,939,941
	6,190,000	4.63%, 05/15/2044	5,918,841
		Gilead Sciences, Inc.
	3,740,000	3.25%, 09/01/2022	3,792,629
	3,700,000	4.40%, 12/01/2021	4,026,703
	1,925,000	4.50%, 02/01/2045	1,867,583
	1,375,000	4.60%, 09/01/2035	1,395,969
	2,465,000	4.75%, 03/01/2046	2,493,537

			33,916,478

		Chemicals - 0.3%
		Agrium, Inc.
	1,650,000	3.15%, 10/01/2022	1,602,040
	4,060,000	4.13%, 03/15/2035	3,625,401
		CF Industries, Inc.
	1,235,000	3.45%, 06/01/2023	1,180,029
	3,000,000	5.15%, 03/15/2034	2,956,353
	4,815,000	5.38%, 03/15/2044	4,754,846
	2,515,000	Ineos Group Holdings S.A. 6.13%, 08/15/2018(1)	2,533,863
	2,845,000	LyondellBasell Industries N.V. 4.63%, 02/26/2055	2,462,111
	880,000	Mexichem S.A.B. de C.V. 6.75%, 09/19/2042(4)	883,300
	2,900,000	Monsanto Co. 4.20%, 07/15/2034	2,648,184

			22,646,127

		Commercial Banks - 12.4%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	2,800,000	7.00%, 02/19/2019(2)(4)(5)	3,083,997
$	800,000	9.00%, 05/09/2018(2)(4)(5)	862,040

The accompanying notes are an integral part of these financial statements.

47

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Commercial Banks - 12.4% - (continued)
$	652,000	Banco de Credito del Peru 2.75%, 01/09/2018(1)	$650,044
		Bank of America Corp.
	7,100,000	1.65%, 03/26/2018	7,088,491
	2,770,000	3.95%, 04/21/2025	2,725,608
	14,875,000	4.00%, 01/22/2025	14,665,352
	4,260,000	4.10%, 07/24/2023	4,452,096
	2,635,000	4.20%, 08/26/2024	2,649,445
	1,760,000	5.00%, 01/21/2044	1,867,040
	3,675,000	5.63%, 07/01/2020	4,139,652
	2,496,000	5.70%, 05/02/2017	2,633,015
	4,960,000	6.00%, 09/01/2017	5,330,438
	4,890,000	6.05%, 05/16/2016	5,017,908
	4,515,000	6.88%, 04/25/2018	5,039,449
	3,970,000	7.63%, 06/01/2019	4,676,843
	9,525,000	7.75%, 05/14/2038	13,264,944
		Bank of New York Mellon Corp.
	10,660,000	2.60%, 08/17/2020	10,829,132
	3,810,000	3.00%, 02/24/2025	3,764,463
	15,416,000	Barclays Bank plc 6.05%, 12/04/2017(1)	16,623,366
		Barclays plc
	6,385,000	3.65%, 03/16/2025	6,175,087
	4,500,000	5.25%, 08/17/2045	4,664,790
	2,815,000	8.25%, 12/15/2018(2)(5)	2,997,145
	25,200,000	BB&T Corp. 2.63%, 06/29/2020	25,589,038
	475,000	BBVA Banco Continental S.A. 3.25%, 04/08/2018(1)	481,982
	275,000	BBVA International Preferred SAU 5.92%, 04/18/2017(2)(5)	279,812
		BPCE S.A.
	4,745,000	5.15%, 07/21/2024(1)	4,896,764
	3,525,000	5.70%, 10/22/2023(1)	3,773,851
	5,150,000	Capital One Financial Corp. 4.20%, 10/29/2025	5,149,969
		Capital One NA/Mclean
	13,200,000	2.35%, 08/17/2018	13,262,542
	4,600,000	2.40%, 09/05/2019	4,569,175
		CIT Group, Inc.
	335,000	5.00%, 05/15/2017	345,217
	686,000	5.25%, 03/15/2018	719,442
	545,000	5.38%, 05/15/2020	587,919
	1,555,000	5.50%, 02/15/2019(1)	1,650,244
	70,000	6.63%, 04/01/2018(1)	75,425
		Citigroup, Inc.
	9,875,000	2.40%, 02/18/2020	9,823,235
	6,275,000	2.50%, 09/26/2018	6,350,858
	7,000,000	2.55%, 04/08/2019	7,068,334
	10,150,000	2.65%, 10/26/2020	10,130,329
	7,450,000	4.30%, 11/20/2026	7,478,817
	6,525,000	4.40%, 06/10/2025	6,595,431
	9,315,000	4.45%, 09/29/2027	9,306,635
	7,000,000	4.65%, 07/30/2045	7,106,064
	7,960,000	5.50%, 09/13/2025	8,725,569
	4,850,000	6.13%, 05/15/2018	5,332,260
	5,550,000	Compass Bank 1.85%, 09/29/2017	5,526,357
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
	4,570,000	5.25%, 08/04/2045	4,781,175
	3,835,000	5.75%, 12/01/2043	4,316,388

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Commercial Banks - 12.4% - (continued)
		Credit Agricole S.A.
$	3,485,000	4.38%, 03/17/2025(1)	$3,435,959
	890,000	7.88%, 01/23/2024(1)(2)(5)	913,249
	1,475,000	Credit Suisse Group AG 7.50%, 12/11/2023(1)(2)(5)	1,557,143
		Credit Suisse Group Funding Guernsey Ltd.
	6,740,000	3.75%, 03/26/2025(1)	6,589,556
	10,410,000	3.80%, 09/15/2022(1)	10,504,970
		Credit Suisse New York
	2,680,000	3.63%, 09/09/2024	2,699,816
	3,685,000	5.40%, 01/14/2020	4,090,501
		Deutsche Bank AG
	4,910,000	4.30%, 05/24/2028(2)	4,730,255
	4,365,000	4.50%, 04/01/2025	4,241,318
	6,520,000	Discover Bank/Greenwood DE 4.20%, 08/08/2023	6,727,166
		Fifth Third Bancorp
	4,210,000	2.30%, 03/01/2019	4,219,228
	2,000,000	2.88%, 07/27/2020	2,013,630
	2,750,000	2.88%, 10/01/2021	2,746,774
	2,780,000	4.30%, 01/16/2024	2,863,275
	3,195,000	5.45%, 01/15/2017	3,330,184
	1,300,000	8.25%, 03/01/2038	1,892,921
		Goldman Sachs Group, Inc.
	6,425,000	1.93%, 11/29/2023(2)	6,482,330
	3,940,000	2.60%, 04/23/2020	3,956,158
	6,190,000	2.75%, 09/15/2020	6,216,914
	6,345,000	3.50%, 01/23/2025	6,272,559
	3,315,000	4.00%, 03/03/2024	3,414,493
	2,200,000	4.25%, 10/21/2025	2,199,142
	3,000,000	4.75%, 10/21/2045	3,042,957
	2,625,000	4.80%, 07/08/2044	2,652,014
	3,830,000	5.15%, 05/22/2045	3,829,701
	4,200,000	5.38%, 03/15/2020	4,691,156
	4,740,000	5.75%, 01/24/2022	5,431,604
	4,550,000	6.15%, 04/01/2018	5,008,695
	3,149,000	6.25%, 02/01/2041	3,809,859
	2,470,000	6.45%, 05/01/2036	2,887,324
	7,545,000	6.75%, 10/01/2037	9,092,638
	2,921,000	7.50%, 02/15/2019	3,404,376
	750,000	HBOS Capital Funding L.P. 6.85%, 12/23/2015(4)(5)	755,695
		HSBC Holdings plc
	7,655,000	4.25%, 03/14/2024	7,729,552
	6,800,000	4.25%, 08/18/2025	6,841,242
	1,665,000	5.10%, 04/05/2021	1,861,535
	1,000,000	6.50%, 09/15/2037	1,217,815
	7,800,000	6.80%, 06/01/2038	9,884,768
		HSBC USA, Inc.
	11,200,000	2.00%, 08/07/2018	11,212,018
	1,730,000	2.35%, 03/05/2020	1,714,312
	10,000,000	Huntington National Bank 1.70%, 02/26/2018	9,957,350
	725,000	ING Groep N.V. 6.00%, 04/16/2020(2)(5)	709,594
		JP Morgan Chase & Co.
	3,375,000	1.63%, 05/15/2018	3,364,217
	6,925,000	1.70%, 03/01/2018	6,917,736
	17,000,000	2.75%, 06/23/2020	17,141,474
	2,270,000	3.25%, 09/23/2022	2,292,055

The accompanying notes are an integral part of these financial statements.

48

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Commercial Banks - 12.4% - (continued)
$	9,220,000	3.63%, 05/13/2024	$9,318,811
	2,350,000	3.88%, 02/01/2024	2,437,563
	4,250,000	3.88%, 09/10/2024	4,245,474
	9,275,000	4.25%, 10/01/2027	9,308,984
	5,300,000	4.35%, 08/15/2021	5,680,211
	2,220,000	4.63%, 05/10/2021	2,417,753
	4,480,000	4.85%, 02/01/2044	4,772,992
	3,500,000	4.95%, 06/01/2045	3,540,005
	2,970,000	5.63%, 08/16/2043	3,318,241
	6,145,000	6.00%, 01/15/2018	6,706,063
	1,000,000	6.40%, 05/15/2038	1,267,094
		KeyCorp
	10,750,000	2.30%, 12/13/2018	10,816,628
	11,005,000	2.90%, 09/15/2020	11,083,609
	165,000	Lloyds Bank plc 6.50%, 09/14/2020(1)	190,403
	580,000	Mizuho Bank Ltd. 2.45%, 04/16/2019(1)	581,221
		Morgan Stanley
	5,735,000	2.13%, 04/25/2018	5,781,035
	4,385,000	2.20%, 12/07/2018	4,417,975
	7,450,000	2.50%, 01/24/2019	7,546,775
	4,585,000	2.65%, 01/27/2020	4,615,697
	9,230,000	3.70%, 10/23/2024	9,347,443
	6,800,000	3.95%, 04/23/2027	6,614,408
	4,005,000	4.00%, 07/23/2025	4,118,538
	4,620,000	4.35%, 09/08/2026	4,686,717
	3,361,000	5.75%, 01/25/2021	3,830,562
	1,250,000	6.38%, 07/24/2042	1,571,482
	2,460,000	6.63%, 04/01/2018	2,732,725
	2,600,000	7.30%, 05/13/2019	3,032,227
	1,375,000	Oschadbank Via SSB 1 PLC 9.63%, 03/20/2025(2)(4)	1,196,525
		PNC Bank NA
	12,550,000	1.85%, 07/20/2018	12,579,204
	13,070,000	2.40%, 10/18/2019	13,163,673
	2,465,000	2.70%, 11/01/2022	2,382,213
	4,310,000	PNC Financial Services Group, Inc. 3.90%, 04/29/2024	4,386,257
	8,475,000	Regions Bank 2.25%, 09/14/2018	8,505,290
		Royal Bank of Scotland Group plc
	1,495,000	5.13%, 05/28/2024	1,532,832
	1,260,000	6.99%, 10/05/2017(1)(2)(5)	1,467,900
	2,345,000	7.50%, 08/10/2020(2)(5)	2,427,075
	1,400,000	7.64%, 09/30/2017(2)(5)	1,462,300
	725,000	9.50%, 03/16/2022(2)(4)	790,952
	4,840,000	Santander Bank NA 2.00%, 01/12/2018	4,819,333
		Santander Holdings USA, Inc.
	4,900,000	2.65%, 04/17/2020	4,845,791
	5,325,000	4.50%, 07/17/2025	5,410,626
		Santander UK Group Holdings plc
	4,140,000	4.75%, 09/15/2025(1)	4,136,522
	3,285,000	5.63%, 09/15/2045(1)	3,317,101
	2,515,000	Santander UK plc 5.00%, 11/07/2023(1)	2,622,944
		Societe Generale S.A.
	16,500,000	2.63%, 09/16/2020(1)	16,587,037
	1,055,000	8.25%, 11/29/2018(2)(4)(5)	1,110,563

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Commercial Banks - 12.4% - (continued)
		State Street Corp.
$	1,445,000	3.10%, 05/15/2023	$1,422,806
	3,340,000	3.70%, 11/20/2023	3,487,050
	5,800,000	Sumitomo Mitsui Financial Group, Inc. 4.44%, 04/02/2024(1)	5,906,761
		SunTrust Banks, Inc.
	4,940,000	2.35%, 11/01/2018	4,968,459
	3,700,000	2.50%, 05/01/2019	3,726,614
		UBS AG Stamford CT
	5,125,000	1.80%, 03/26/2018	5,132,626
	2,850,000	5.88%, 07/15/2016	2,941,303
	8,220,000	UBS Group Funding Jersey Ltd. 4.13%, 09/24/2025(1)	8,256,300
	1,800,000	VTB Bank OJSC Via VTB Capital S.A. 6.95%, 10/17/2022(4)	1,721,556
	2,850,000	Wachovia Corp. 5.50%, 08/01/2035	3,192,718
		Wells Fargo & Co.
	4,560,000	2.13%, 04/22/2019	4,584,711
	5,250,000	2.60%, 07/22/2020	5,295,218
	6,725,000	3.00%, 02/19/2025	6,501,784
	4,965,000	3.45%, 02/13/2023	4,979,428
	8,450,000	3.55%, 09/29/2025	8,462,134
	8,225,000	4.10%, 06/03/2026	8,381,892
	4,080,000	4.13%, 08/15/2023	4,246,019
	3,000,000	4.60%, 04/01/2021	3,296,079
	7,023,000	5.61%, 01/15/2044	7,962,769

			814,861,406

		Commercial Services - 0.5%
	4,250,000	Automatic Data Processing, Inc. 3.38%, 09/15/2025	4,356,637
		ERAC USA Finance LLC
	1,370,000	3.30%, 10/15/2022(1)	1,362,173
	6,280,000	3.85%, 11/15/2024(1)	6,354,832
	265,000	4.50%, 02/15/2045(1)	246,377
	2,735,000	5.63%, 03/15/2042(1)	2,936,386
		Hertz Corp.
	195,000	5.88%, 10/15/2020	201,825
	130,000	6.25%, 10/15/2022	133,900
	216,000	Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc. 5.75%, 04/15/2023	226,871
	8,525,000	MasterCard, Inc. 3.38%, 04/01/2024	8,761,279
	2,605,000	Quad/Graphics, Inc. 7.00%, 05/01/2022	2,370,550
		Service Corp. International
	960,000	4.50%, 11/15/2020	981,600
	1,185,000	5.38%, 01/15/2022	1,250,175
	885,000	7.63%, 10/01/2018	1,001,378

			30,183,983

		Construction Materials - 0.4%
	2,190,000	Builders FirstSource, Inc. 10.75%, 08/15/2023(1)	2,261,175
	4,120,000	Building Materials Corp. of America 5.38%, 11/15/2024(1)	4,238,450
	2,070,000	Cemex Finance LLC 6.00%, 04/01/2024(1)	1,976,850

The accompanying notes are an integral part of these financial statements.

49

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Construction Materials - 0.4% - (continued)
		Cemex S.A.B. de C.V.
$	2,840,000	5.70%, 01/11/2025(1)	$2,627,000
	460,000	6.13%, 05/05/2025(1)	435,850
	6,655,000	CRH America, Inc. 3.88%, 05/18/2025(1)	6,678,525
		Masco Corp.
	155,000	6.13%, 10/03/2016	161,394
	775,000	6.50%, 08/15/2032	792,438
	310,000	7.13%, 03/15/2020	360,375
	160,000	7.75%, 08/01/2029	179,952
	2,065,000	Nortek, Inc. 8.50%, 04/15/2021	2,188,900
	2,200,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	2,145,000

			24,045,909

		Distribution/Wholesale - 0.0%
	190,000	American Builders & Contractors Supply Co., Inc. 5.63%, 04/15/2021(1)	195,225

		Diversified Financial Services - 1.7%
		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
	1,180,000	4.50%, 05/15/2021	1,212,450
	1,090,000	4.63%, 10/30/2020	1,129,513
		Air Lease Corp.
	970,000	4.50%, 01/15/2016	974,976
	5,495,000	5.63%, 04/01/2017(3)	5,747,605
		American Express Co.
	5,127,000	2.65%, 12/02/2022	5,016,636
	2,700,000	7.00%, 03/19/2018	3,031,039
	14,060,000	American Express Credit Corp. 2.60%, 09/14/2020	14,166,940
	1,210,000	Bear Stearns Cos. LLC 7.25%, 02/01/2018	1,353,597
	5,000,000	Capital One Bank 1.30%, 06/05/2017	4,969,735
	3,825,000	FMR LLC 4.95%, 02/01/2033(1)	4,064,074
		GE Capital International Funding Co.
	5,337,795	2.34%, 11/15/2020(1)	5,353,115
	13,590,816	4.42%, 11/15/2035(1)	14,104,386
		General Electric Capital Corp.
	1,325,000	4.65%, 10/17/2021	1,478,352
	1,210,000	5.88%, 01/14/2038	1,493,370
	542,000	6.00%, 08/07/2019	621,557
	1,000,000	6.25%, 12/15/2022(2)(5)	1,114,600
	1,297,000	6.75%, 03/15/2032	1,700,934
	1,469,000	6.88%, 01/10/2039	1,998,658
		International Lease Finance Corp.
	455,000	5.88%, 04/01/2019	488,183
	2,095,000	5.88%, 08/15/2022	2,283,550
	3,350,000	6.25%, 05/15/2019	3,643,125
	350,000	7.13%, 09/01/2018(1)	387,625
	380,000	8.75%, 03/15/2017(3)	409,925
	399,000	MassMutual Global Funding II 2.10%, 08/02/2018(1)	403,940
		National Rural Utilities Cooperative Finance Corp.
	4,570,000	2.30%, 11/01/2020	4,557,990
	6,625,000	3.25%, 11/01/2025	6,645,776

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Diversified Financial Services - 1.7% - (continued)
		Nationstar Mortgage LLC / Nationstar Capital Corp.
$	1,765,000	6.50%, 08/01/2018	$1,731,906
	1,135,000	6.50%, 07/01/2021	1,038,525
		Synchrony Financial
	2,400,000	2.70%, 02/03/2020	2,366,609
	3,810,000	3.00%, 08/15/2019	3,848,694
	5,410,000	3.75%, 08/15/2021	5,456,061
	8,075,000	4.50%, 07/23/2025	8,180,233

			110,973,679

		Electric - 1.9%
	500,000	Berkshire Hathaway Energy Co. 5.95%, 05/15/2037	589,390
		Centrais Electricas Brasileiras S.A.
	1,355,000	5.75%, 10/27/2021(4)	1,078,580
	150,000	6.88%, 07/30/2019(4)	133,688
	1,400,000	Consolidated Edison Co. of New York, Inc. 4.20%, 03/15/2042	1,382,228
		Dominion Resources, Inc.
	11,710,000	3.90%, 10/01/2025	11,870,052
	2,895,000	4.70%, 12/01/2044	2,861,412
	3,390,000	7.00%, 06/15/2038	4,206,183
		Duke Energy Carolinas LLC
	3,270,000	3.75%, 06/01/2045	3,092,838
	3,000,000	5.30%, 02/15/2040	3,516,156
		Duke Energy Corp.
	1,350,000	3.55%, 09/15/2021	1,396,803
	2,935,000	3.75%, 04/15/2024	3,031,186
	3,000,000	3.95%, 10/15/2023	3,141,225
		Duke Energy Progress LLC
	6,475,000	2.80%, 05/15/2022	6,493,888
	2,060,000	4.10%, 05/15/2042	2,051,276
	1,940,000	4.15%, 12/01/2044	1,946,225
		Dynegy, Inc.
	2,140,000	5.88%, 06/01/2023	2,000,900
	1,205,000	7.38%, 11/01/2022	1,208,013
	820,000	7.63%, 11/01/2024	822,050
		Electricite de France S.A.
	3,095,000	4.88%, 01/22/2044(1)	3,083,078
	8,375,000	4.95%, 10/13/2045(1)	8,296,970
	5,450,000	5.63%, 01/22/2024(1)(2)(5)	5,385,962
	2,775,000	Eversource Energy 2.80%, 05/01/2023	2,685,651
	3,045,000	Exelon Corp. 1.55%, 06/09/2017	3,040,737
	2,725,000	Exelon Generation Co. LLC 4.25%, 06/15/2022	2,776,753
		GenOn Americas Generation LLC
	2,065,000	8.50%, 10/01/2021	1,626,188
	1,545,000	9.13%, 05/01/2031	1,151,025
	640,000	Hvratska Elektropivreda 5.88%, 10/23/2022(1)	644,896
		MidAmerican Energy Co.
	4,910,000	3.50%, 10/15/2024	5,082,665
	2,598,000	4.40%, 10/15/2044	2,696,269
		NiSource Finance Corp.
	3,450,000	4.80%, 02/15/2044	3,570,829
	1,450,000	5.25%, 02/15/2043	1,568,555
	2,000,000	Oncor Electric Delivery Co. LLC 4.10%, 06/01/2022	2,094,270

The accompanying notes are an integral part of these financial statements.

50

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Electric - 1.9% - (continued)
		Pacific Gas & Electric Co.
$	2,285,000	3.75%, 02/15/2024	$2,350,225
	2,525,000	4.30%, 03/15/2045	2,516,400
	2,400,000	6.05%, 03/01/2034	2,902,140
	200,000	Perusahaan Listrik Negara PT 5.50%, 11/22/2021(1)	206,336
	2,700,000	Potomac Electric Power Co. 4.15%, 03/15/2043	2,683,036
	4,495,000	PPL Capital Funding, Inc. 3.95%, 03/15/2024	4,661,063
		Progress Energy, Inc.
	1,750,000	7.00%, 10/30/2031	2,225,092
	3,051,000	7.05%, 03/15/2019	3,507,860
	540,000	7.75%, 03/01/2031	732,142
	100,000	PSEG Power LLC 8.63%, 04/15/2031	134,790
	1,930,000	Public Service Co. of Colorado 3.60%, 09/15/2042	1,773,994
	4,770,000	San Diego Gas & Electric Co. 3.60%, 09/01/2023	4,995,168
	1,010,000	Southern California Edison Co. 6.05%, 03/15/2039	1,266,305
	1,615,000	Southern Power Co. 5.25%, 07/15/2043	1,622,004
	1,750,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(6)	590,625

			126,693,121

		Engineering & Construction - 0.0%
	165,000	Aguila 3 S.A. 7.88%, 01/31/2018(1)	168,712
	1,050,000	SBA Tower Trust 2.93%, 12/15/2042(1)	1,062,392

			1,231,104

		Entertainment - 0.0%
	1,420,000	Carmike Cinemas, Inc. 6.00%, 06/15/2023(1)	1,471,404

		Environmental Control - 0.4%
		Clean Harbors, Inc.
	120,000	5.13%, 06/01/2021	123,180
	150,000	5.25%, 08/01/2020	156,000
		Republic Services, Inc.
	6,550,000	3.55%, 06/01/2022	6,740,428
	8,000,000	5.00%, 03/01/2020	8,827,024
		Waste Management, Inc.
	11,390,000	3.50%, 05/15/2024	11,556,055
	1,535,000	3.90%, 03/01/2035	1,437,494

			28,840,181

		Food - 0.5%
	660,000	Albertson’s Holdings LLC 7.75%, 10/15/2022(1)	711,150
	2,000,000	ConAgra Foods, Inc. 7.13%, 10/01/2026	2,364,762
		Grupo Bimbo S.A.B. de C.V.
	1,275,000	3.88%, 06/27/2024(4)	1,256,857
	800,000	4.50%, 01/25/2022(4)	833,223
	1,121,000	4.88%, 06/27/2044(4)	1,004,174

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Food - 0.5% - (continued)
		JM Smucker Co.
$	3,245,000	2.50%, 03/15/2020	$3,242,959
	1,605,000	3.50%, 03/15/2025	1,610,025
	1,675,000	4.38%, 03/15/2045	1,633,187
		Kraft Heinz Foods Co.
	2,675,000	2.80%, 07/02/2020(1)	2,685,406
	5,855,000	3.95%, 07/15/2025(1)	5,994,935
	1,870,000	5.00%, 07/15/2035(1)	1,950,657
	2,190,000	5.20%, 07/15/2045(1)	2,321,781
	6,275,000	Kroger Co. 2.95%, 11/01/2021	6,282,404
	2,340,000	TreeHouse Foods, Inc. 4.88%, 03/15/2022	2,263,950

			34,155,470

		Food Service - 0.1%
	3,660,000	Aramark Services, Inc. 5.75%, 03/15/2020	3,820,125

		Forest Products & Paper - 0.2%
		International Paper Co.
	12,650,000	3.65%, 06/15/2024	12,510,129
	500,000	7.30%, 11/15/2039	601,809
	3,655,000	Tembec Industries, Inc. 9.00%, 12/15/2019(1)	2,924,000

			16,035,938

		Healthcare-Products - 0.6%
		Alere, Inc.
	2,775,000	6.38%, 07/01/2023(1)	2,886,000
	2,815,000	6.50%, 06/15/2020	2,906,488
	10,000,000	Boston Scientific Corp. 3.38%, 05/15/2022	10,023,020
	1,275,000	Danaher Corp. 3.35%, 09/15/2025	1,305,415
	620,000	Hologic, Inc. 5.25%, 07/15/2022(1)	647,125
		Medtronic, Inc.
	2,615,000	3.15%, 03/15/2022	2,674,823
	4,500,000	3.50%, 03/15/2025	4,607,982
	5,016,000	4.38%, 03/15/2035	5,194,630
	5,710,000	St. Jude Medical, Inc. 2.80%, 09/15/2020	5,743,592
	2,980,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(1)	2,998,625

			38,987,700

		Healthcare-Services - 1.7%
	1,860,000	Amsurg Corp. 5.63%, 07/15/2022	1,827,450
		Anthem, Inc.
	1,365,000	3.13%, 05/15/2022	1,352,924
	3,100,000	3.30%, 01/15/2023	3,073,892
	3,175,000	3.50%, 08/15/2024	3,160,262
	3,315,000	4.63%, 05/15/2042	3,234,283
	1,000,000	5.85%, 01/15/2036	1,117,955
	2,330,000	6.38%, 06/15/2037	2,798,428
	11,440,000	Cigna Corp. 3.25%, 04/15/2025	11,130,022
		Community Health Systems, Inc.
	545,000	5.13%, 08/15/2018	555,219
	6,745,000	6.88%, 02/01/2022	6,795,587

The accompanying notes are an integral part of these financial statements.

51

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Healthcare-Services - 1.7% - (continued)
$	1,440,000	7.13%, 07/15/2020	$1,476,000
	2,060,000	Coventry Health Care, Inc. 5.45%, 06/15/2021	2,294,467
	2,150,000	Dignity Health 5.27%, 11/01/2064	2,232,405
	1,305,000	Envision Healthcare Corp. 5.13%, 07/01/2022(1)	1,265,850
	2,785,000	HCA Holdings, Inc. 6.25%, 02/15/2021	3,042,612
		HCA, Inc.
	8,500,000	5.00%, 03/15/2024	8,755,000
	2,625,000	5.38%, 02/01/2025	2,693,906
	175,000	5.88%, 03/15/2022	192,500
	2,125,000	5.88%, 05/01/2023	2,252,500
	490,000	6.50%, 02/15/2016	496,370
	1,670,000	6.50%, 02/15/2020	1,868,312
	1,627,000	7.50%, 11/15/2095	1,614,798
		Humana, Inc.
	5,475,000	3.85%, 10/01/2024	5,565,250
	3,360,000	4.95%, 10/01/2044	3,415,447
	340,000	inVentiv Health, Inc. 9.00%, 01/15/2018(1)	351,050
		Laboratory Corp. of America Holdings
	1,000,000	3.20%, 02/01/2022	987,342
	2,725,000	4.70%, 02/01/2045	2,504,787
	1,100,000	Memorial Sloan-Kettering Cancer Center 4.20%, 07/01/2055	1,044,003
	1,410,000	MPH Acquisition Holdings LLC 6.63%, 04/01/2022(1)	1,438,200
	3,680,000	Roche Holdings, Inc. 4.00%, 11/28/2044(1)	3,730,479
		Tenet Healthcare Corp.
	345,000	4.75%, 06/01/2020	350,175
	4,125,000	5.00%, 03/01/2019(3)	4,032,187
	315,000	6.25%, 11/01/2018	335,475
	480,000	6.75%, 06/15/2023	476,400
	3,055,000	8.13%, 04/01/2022	3,230,662
		UnitedHealth Group, Inc.
	9,750,000	4.63%, 07/15/2035	10,346,554
	4,340,000	4.75%, 07/15/2045	4,613,390
	1,981,000	6.88%, 02/15/2038	2,658,522
	1,565,000	Wellcare Health Plans, Inc. 5.75%, 11/15/2020	1,635,425

			109,946,090

		Holding Companies-Diversified - 0.0%
	2,665,000	Argos Merger Sub, Inc. 7.13%, 03/15/2023(1)	2,804,913

		Home Builders - 0.2%
	150,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	153,000
		DR Horton, Inc.
	310,000	4.00%, 02/15/2020	319,300
	1,120,000	4.38%, 09/15/2022	1,142,400
	280,000	5.75%, 08/15/2023	305,900
		KB Home
	340,000	4.75%, 05/15/2019	334,354
	1,450,000	7.00%, 12/15/2021	1,468,125
	1,095,000	7.50%, 09/15/2022	1,122,375
	1,225,000	7.63%, 05/15/2023	1,243,375
	1,586,000	8.00%, 03/15/2020	1,724,775

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Home Builders - 0.2% - (continued)
		Lennar Corp.
$	2,720,000	4.75%, 12/15/2017	$2,815,200
	455,000	4.75%, 11/15/2022(3)	455,000
	320,000	4.88%, 12/15/2023	318,800
	130,000	PulteGroup, Inc. 6.38%, 05/15/2033	134,030
	710,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	709,113

			12,245,747

		Household Products - 0.0%
	1,200,000	Procter & Gamble Co. 5.55%, 03/05/2037	1,468,304

		Household Products/Wares - 0.1%
		S.C. Johnson & Son, Inc.
	2,520,000	4.00%, 05/15/2043(1)	2,337,277
	1,840,000	4.75%, 10/15/2046(1)	1,894,479
	3,640,000	Sun Products Corp. 7.75%, 03/15/2021(1)	3,412,500

			7,644,256

		Insurance - 1.0%
	1,905,000	ACE Capital Trust II 9.70%, 04/01/2030	2,786,062
	7,100,000	Ace INA Holdings, Inc. 2.30%, 11/03/2020	7,104,246
	795,000	Allstate Corp. 5.75%, 08/15/2053(2)	827,794
		American International Group, Inc.
	2,725,000	3.88%, 01/15/2035	2,553,118
	4,005,000	4.50%, 07/16/2044	3,921,916
	2,680,000	4.70%, 07/10/2035	2,733,511
		Aon plc
	4,775,000	3.50%, 06/14/2024	4,703,552
	2,300,000	4.25%, 12/12/2042	2,092,434
		CNO Financial Group, Inc.
	350,000	4.50%, 05/30/2020	364,000
	865,000	5.25%, 05/30/2025	919,062
	1,385,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023(1)	1,419,513
		Lincoln National Corp.
	3,000,000	4.85%, 06/24/2021	3,269,721
	2,000,000	8.75%, 07/01/2019	2,444,760
		Marsh & McLennan Cos., Inc.
	2,205,000	3.75%, 03/14/2026	2,219,606
	3,900,000	4.05%, 10/15/2023	4,071,175
	3,350,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(1)	4,997,098
	4,975,000	Nationwide Mutual Insurance Co. 9.38%, 08/15/2039(1)	7,520,817
	2,075,000	Pacific Life Insurance Co. 9.25%, 06/15/2039(1)	3,062,694
	3,000,000	Teachers Insurance & Annuity Association of America 6.85%, 12/16/2039(1)	3,769,125
	2,015,000	TIAA Asset Management Finance Co. LLC 2.95%, 11/01/2019(1)	2,040,230

			62,820,434

The accompanying notes are an integral part of these financial statements.

52

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Internet - 0.1%
$	3,380,000	Amazon.com, Inc. 3.80%, 12/05/2024	$3,527,016
	250,000	IAC/InterActiveCorp 4.75%, 12/15/2022	235,000
		Zayo Group LLC / Zayo Capital, Inc.
	1,955,000	6.00%, 04/01/2023(1)	1,993,123
	1,270,000	6.38%, 05/15/2025(1)	1,285,875
	631,000	10.13%, 07/01/2020	687,790

			7,728,804

		Iron/Steel - 0.1%
		AK Steel Corp.
	1,415,000	7.63%, 05/15/2020	735,800
	2,215,000	7.63%, 10/01/2021	1,057,662
	1,095,000	8.38%, 04/01/2022	514,650
		ArcelorMittal
	540,000	7.50%, 03/01/2041(3)	456,484
	1,200,000	7.75%, 10/15/2039(3)	1,023,000
		Steel Dynamics, Inc.
	665,000	5.13%, 10/01/2021	660,013
	1,030,000	5.50%, 10/01/2024	1,017,125
	2,582,000	United States Steel Corp. 7.38%, 04/01/2020	1,923,590

			7,388,324

		IT Services - 0.2%
		Apple, Inc.
	3,990,000	4.38%, 05/13/2045	3,975,417
	1,500,000	4.45%, 05/06/2044	1,512,819
	1,475,000	Hewlett-Packard Co. 4.65%, 12/09/2021	1,532,762
		SunGard Data Systems, Inc.
	2,670,000	6.63%, 11/01/2019	2,763,450
	486,000	7.38%, 11/15/2018	497,543
	45,000	7.63%, 11/15/2020	46,917

			10,328,908

		Machinery - Construction & Mining - 0.0%
	3,360,000	Caterpillar, Inc. 3.80%, 08/15/2042	3,041,533

		Machinery-Diversified - 0.1%
	965,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	1,043,406
		CNH Industrial Capital LLC
	245,000	3.88%, 11/01/2015	245,000
	1,590,000	3.88%, 07/16/2018(1)	1,593,975
	1,070,000	6.25%, 11/01/2016	1,102,100

			3,984,481

		Media - 2.9%
		21st Century Fox America, Inc.
	2,190,000	3.70%, 10/15/2025(1)	2,190,228
	7,290,000	4.95%, 10/15/2045(1)	7,459,179
	850,000	6.15%, 02/15/2041	992,677
	2,450,000	6.90%, 03/01/2019	2,806,818
		CBS Corp.
	3,725,000	4.60%, 01/15/2045	3,344,696
	2,815,000	4.90%, 08/15/2044	2,616,419
		CCO Holdings LLC
	90,000	5.13%, 02/15/2023	90,225
	1,560,000	5.13%, 05/01/2023(1)	1,563,900
	275,000	5.25%, 09/30/2022	278,549

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Media - 2.9% - (continued)
$	3,870,000	5.75%, 09/01/2023	$3,976,425
	205,000	5.75%, 01/15/2024	208,075
	45,000	6.50%, 04/30/2021	47,222
	500,000	6.63%, 01/31/2022	530,000
	575,000	7.38%, 06/01/2020	596,563
		CCO Safari II LLC
	8,955,000	3.58%, 07/23/2020(1)	8,988,581
	2,575,000	4.46%, 07/23/2022(1)	2,612,332
	10,140,000	4.91%, 07/23/2025(1)	10,307,138
	4,255,000	6.48%, 10/23/2045(1)	4,412,401
		Cequel Communications Holdings I LLC
	3,450,000	5.13%, 12/15/2021(1)	3,314,553
		Comcast Corp.
	4,975,000	4.25%, 01/15/2033	4,978,149
	7,260,000	4.60%, 08/15/2045	7,519,770
	2,725,000	4.75%, 03/01/2044	2,870,292
	975,000	5.65%, 06/15/2035	1,138,232
	1,980,000	6.45%, 03/15/2037	2,483,375
	4,200,000	6.95%, 08/15/2037	5,593,946
	510,000	7.05%, 03/15/2033	667,639
		Cox Communications, Inc.
	1,485,000	2.95%, 06/30/2023(1)	1,336,913
	3,755,000	4.50%, 06/30/2043(1)	2,881,320
	7,875,000	4.80%, 02/01/2035(1)	6,660,525
	395,000	8.38%, 03/01/2039(1)	451,757
		DIRECTV Holdings LLC
	5,000,000	3.95%, 01/15/2025	4,973,380
	6,975,000	5.15%, 03/15/2042	6,636,371
	400,000	6.38%, 03/01/2041	431,976
		DISH DBS Corp.
	940,000	5.00%, 03/15/2023	869,500
	675,000	5.88%, 07/15/2022	661,500
	455,000	5.88%, 11/15/2024	435,208
	3,620,000	6.75%, 06/01/2021	3,737,650
	1,260,000	7.88%, 09/01/2019	1,382,585
	540,000	Gray Television, Inc. 7.50%, 10/01/2020	563,598
	915,000	Grupo Televisa S.A.B. 5.00%, 05/13/2045	825,215
	2,040,000	Harron Communications L.P./Harron Finance Corp. 9.13%, 04/01/2020(1)	2,177,700
	2,285,000	Liberty Interactive LLC 8.25%, 02/01/2030	2,353,550
	755,000	LIN Television Corp. 5.88%, 11/15/2022(1)	760,663
	1,350,000	NBC Universal Media LLC 5.95%, 04/01/2041	1,633,181
	600,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(1)(5)	639,000
	335,000	Quebecor Media, Inc. 5.75%, 01/15/2023	343,375
		Sirius XM Radio, Inc.
	1,305,000	4.25%, 05/15/2020(1)	1,321,312
	1,085,000	4.63%, 05/15/2023(1)	1,071,437
		Sky plc
	4,130,000	2.63%, 09/16/2019(1)	4,153,929
	3,370,000	3.13%, 11/26/2022(1)	3,295,944
		TEGNA, Inc.
	2,305,000	4.88%, 09/15/2021(1)	2,281,950
	1,880,000	5.13%, 10/15/2019	1,959,900

The accompanying notes are an integral part of these financial statements.

53

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Media - 2.9% - (continued)
$	1,285,000	5.50%, 09/15/2024(1)	$1,304,275
	1,510,000	6.38%, 10/15/2023	1,630,800
		Time Warner Cable, Inc.
	2,700,000	4.00%, 09/01/2021	2,757,869
	200,000	4.50%, 09/15/2042	161,994
	1,300,000	5.50%, 09/01/2041	1,193,144
	2,430,000	5.88%, 11/15/2040	2,310,983
	14,780,000	6.75%, 07/01/2018	16,403,908
	2,825,000	6.75%, 06/15/2039	2,886,512
	275,000	7.30%, 07/01/2038	297,895
	2,450,000	8.25%, 04/01/2019	2,855,904
	535,000	8.75%, 02/14/2019	627,138
	95,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	117,903
		Time Warner, Inc.
	3,285,000	4.85%, 07/15/2045	3,264,042
	2,275,000	4.88%, 03/15/2020	2,510,119
	7,145,000	5.35%, 12/15/2043	7,496,098
	1,985,000	6.10%, 07/15/2040	2,222,614
	1,010,000	7.63%, 04/15/2031	1,290,354
	3,650,000	Tribune Media Co. 5.88%, 07/15/2022(1)	3,750,375
	3,030,000	Unitymedia Hessen GmbH & Co. 5.50%, 01/15/2023(1)	3,114,234
		Videotron Ltd.
	245,000	5.00%, 07/15/2022	255,719
	2,340,000	5.38%, 06/15/2024(1)	2,404,350

			194,283,053

		Mining - 0.4%
		Barrick North America Finance LLC
	1,625,000	4.40%, 05/30/2021	1,614,579
	3,275,000	5.75%, 05/01/2043	2,908,092
	10,080,000	Corp. Nacional del Cobre de Chile 4.50%, 09/16/2025(1)	9,998,130
	4,450,000	Freeport-McMoRan, Inc. 5.45%, 03/15/2043	3,176,188
		Glencore Finance Canada Ltd.
	2,120,000	2.70%, 10/25/2017(1)(3)	1,973,720
	800,000	3.60%, 01/15/2017(1)	780,000
	3,000,000	Goldcorp, Inc. 3.63%, 06/09/2021	2,941,917
	155,000	Newmont Mining Corp. 4.88%, 03/15/2042	123,495
	4,500,000	Rio Tinto Finance USA Ltd. 2.88%, 08/21/2022	4,357,211
		Southern Copper Corp.
	660,000	6.75%, 04/16/2040	629,679
	620,000	7.50%, 07/27/2035	642,668

			29,145,679

		Miscellaneous Manufacturing - 0.3%
	1,750,000	Eaton Corp. 2.75%, 11/02/2022	1,714,836
		General Electric Co.
	795,000	4.13%, 10/09/2042	781,380
	8,310,000	4.50%, 03/11/2044	8,619,622
	8,450,000	Siemens Financieringsmaatschappij N.V. 2.90%, 05/27/2022(1)	8,519,028

			19,634,866

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Office/Business Equipment - 0.1%
		CDW LLC / CDW Finance Corp.
$	1,495,000	5.00%, 09/01/2023	$1,551,062
	725,000	5.50%, 12/01/2024	759,438
	2,740,000	6.00%, 08/15/2022	2,940,678

			5,251,178

		Oil & Gas - 2.8%
		Anadarko Petroleum Corp.
	3,000,000	3.45%, 07/15/2024	2,929,086
	1,250,000	4.50%, 07/15/2044	1,157,032
	1,650,000	5.95%, 09/15/2016	1,710,699
	1,300,000	6.45%, 09/15/2036	1,462,509
	2,110,000	8.70%, 03/15/2019	2,487,739
		Antero Resources Corp.
	340,000	5.38%, 11/01/2021	312,800
	875,000	5.63%, 06/01/2023(1)	805,000
	2,080,000	6.00%, 12/01/2020	1,996,800
		Apache Corp.
	1,670,000	3.25%, 04/15/2022	1,645,160
	1,045,000	4.75%, 04/15/2043	966,337
	2,430,000	Blue Racer Midstream LLC 6.13%, 11/15/2022(1)	2,272,050
	1,880,000	Bonanza Creek Energy, Inc. 6.75%, 04/15/2021	1,353,600
		BP Capital Markets plc
	540,000	2.32%, 02/13/2020	543,564
	7,685,000	3.06%, 03/17/2022	7,720,628
	3,100,000	3.25%, 05/06/2022	3,142,792
	4,930,000	Canadian Natural Resources Ltd. 3.80%, 04/15/2024	4,660,107
	6,775,000	Chevron Corp. 2.41%, 03/03/2022	6,714,831
	2,270,000	CNPC General Capital Ltd. 1.95%, 04/16/2018(1)	2,250,235
		Concho Resources, Inc.
	1,290,000	5.50%, 10/01/2022	1,294,837
	850,000	5.50%, 04/01/2023	854,250
		ConocoPhillips Co.
	2,950,000	3.35%, 11/15/2024	2,915,576
	5,920,000	3.35%, 05/15/2025	5,827,453
	2,100,000	4.30%, 11/15/2044	2,006,390
		Continental Resources, Inc.
	1,000,000	3.80%, 06/01/2024	836,948
	1,035,000	4.90%, 06/01/2044	784,364
	2,570,000	5.00%, 09/15/2022	2,309,787
		Devon Energy Corp.
	2,085,000	3.25%, 05/15/2022	2,006,506
	2,000,000	5.60%, 07/15/2041	1,936,376
	260,000	7.95%, 04/15/2032	319,476
	350,000	Devon Financing Corp. LLC 7.88%, 09/30/2031	429,417
	3,030,000	Diamondback Energy, Inc. 7.63%, 10/01/2021	3,226,950
		EnCana Corp.
	1,100,000	3.90%, 11/15/2021	1,022,976
	5,095,000	6.50%, 05/15/2019	5,498,223
	4,700,000	6.50%, 08/15/2034	4,264,963
	2,425,000	Everest Acquisition Finance, Inc. 9.38%, 05/01/2020	2,109,750
	2,915,000	Gazprom OAO Via Gaz Capital S.A. 9.25%, 04/23/2019(4)	3,275,731

The accompanying notes are an integral part of these financial statements.

54

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Oil & Gas - 2.8% - (continued)
		Hess Corp.
$	1,735,000	1.30%, 06/15/2017	$1,719,612
	2,550,000	3.50%, 07/15/2024	2,376,365
	4,425,000	5.60%, 02/15/2041	4,332,442
	1,325,000	7.30%, 08/15/2031	1,515,646
	1,465,000	KazMunayGas National Co. JSC 5.75%, 04/30/2043(4)	1,127,687
		Laredo Petroleum, Inc.
	1,140,000	5.63%, 01/15/2022	1,071,600
	1,290,000	6.25%, 03/15/2023	1,238,400
	1,010,000	7.38%, 05/01/2022	997,375
	525,000	Lukoil International Finance B.V. 3.42%, 04/24/2018(4)	511,697
		Marathon Oil Corp.
	1,975,000	2.70%, 06/01/2020	1,917,200
	6,450,000	5.20%, 06/01/2045	5,584,965
	385,000	Matador Resources Co. 6.88%, 04/15/2023	385,963
		MEG Energy Corp.
	2,570,000	6.38%, 01/30/2023(1)	2,165,225
	885,000	7.00%, 03/31/2024(1)	765,525
		Noble Energy, Inc.
	1,320,000	5.63%, 05/01/2021	1,338,467
	1,670,000	5.88%, 06/01/2022	1,682,153
	3,180,000	Paragon Offshore plc 6.75%, 07/15/2022(1)	484,950
	2,775,000	Pertamina Persero PT 6.45%, 05/30/2044(4)	2,570,355
		Petrobras Global Finance B.V.
	435,000	4.88%, 03/17/2020	355,613
	750,000	5.38%, 01/27/2021	610,313
	1,275,000	5.75%, 01/20/2020	1,088,149
	2,590,000	6.75%, 01/27/2041	1,827,504
		Petroleos de Venezuela S.A.
	180,000	5.25%, 04/12/2017(4)	101,250
	470,000	6.00%, 11/15/2026(4)	166,098
	1,025,000	8.50%, 11/02/2017(4)	622,585
		Petroleos Mexicanos
	1,445,000	5.50%, 06/27/2044(1)	1,231,429
	3,983,000	5.50%, 06/27/2044	3,394,313
	2,463,000	5.50%, 06/27/2044(4)	2,098,969
	1,905,000	5.63%, 01/23/2046(4)	1,642,681
	400,000	5.63%, 01/23/2046(1)	344,920
	1,049,000	6.50%, 06/02/2041	1,006,830
	765,000	6.63%, 06/15/2035	752,569
	1,720,000	Phillips 66 4.88%, 11/15/2044	1,709,683
	3,290,000	Pioneer Natural Resources Co. 6.88%, 05/01/2018	3,580,198
		QEP Resources, Inc.
	1,260,000	5.25%, 05/01/2023	1,118,250
	205,000	5.38%, 10/01/2022	184,500
	230,000	6.80%, 03/01/2020	225,400
		Range Resources Corp.
	205,000	5.00%, 08/15/2022	182,439
	430,000	5.75%, 06/01/2021	402,050
	510,000	Rice Energy, Inc. 7.25%, 05/01/2023(1)	471,750
	1,230,000	RSP Permian, Inc. 6.63%, 10/01/2022(1)	1,217,700

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Oil & Gas - 2.8% - (continued)
		Shell International Finance B.V.
$	4,950,000	3.25%, 05/11/2025	$4,942,644
	4,950,000	4.13%, 05/11/2035	4,946,337
	6,275,000	4.38%, 05/11/2045	6,279,286
	3,250,000	4.55%, 08/12/2043	3,344,139
	500,000	Tosco Corp. 8.13%, 02/15/2030	689,824
	5,065,000	Total Capital International S.A. 2.88%, 02/17/2022	5,101,762
		Tullow Oil plc
	1,490,000	6.00%, 11/01/2020(1)	1,131,655
	2,181,000	6.25%, 04/15/2022(1)	1,642,293
		Valero Energy Corp.
	4,225,000	3.65%, 03/15/2025	4,104,275
	3,735,000	4.90%, 03/15/2045	3,450,938
		WPX Energy, Inc.
	1,865,000	5.25%, 09/15/2024	1,547,950
	615,000	6.00%, 01/15/2022	541,200
	2,345,000	YPF S.A. 8.75%, 04/04/2024(1)	2,376,540

			181,270,605

		Oil & Gas Services - 0.2%
		Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc.
	10,813,000	6.63%, 05/01/2021	9,758,733
	603,000	6.88%, 02/15/2023	530,640

			10,289,373

		Packaging & Containers - 0.2%
	805,755	Ardagh Finance Holdings S.A. 8.63%, 06/15/2019(1)(7)	844,028
		Ardagh Packaging Finance plc
	2,975,000	6.00%, 06/30/2021(1)	2,915,500
	72,353	7.00%, 11/15/2020(1)	72,534
	1,020,000	9.13%, 10/15/2020(1)	1,069,735
	135,000	Ball Corp. 5.00%, 03/15/2022	139,388
	2,480,000	Berry Plastics Corp. 6.00%, 10/15/2022(1)	2,597,800
		Owens-Brockway Glass Container, Inc.
	2,610,000	5.88%, 08/15/2023(1)	2,769,862
	2,595,000	6.38%, 08/15/2025(1)	2,763,675
	500,000	Silgan Holdings, Inc. 5.00%, 04/01/2020	510,000

			13,682,522

		Pharmaceuticals - 1.8%
	15,525,000	Abbott Laboratories 2.55%, 03/15/2022	15,541,270
		AbbVie, Inc.
	1,680,000	2.50%, 05/14/2020	1,661,114
	1,370,000	3.20%, 11/06/2022	1,356,366
	4,855,000	4.50%, 05/14/2035	4,631,413
		Actavis Funding SCS
	11,815,000	3.00%, 03/12/2020	11,855,017
	4,235,000	3.45%, 03/15/2022	4,207,667
	8,145,000	3.80%, 03/15/2025	8,071,190
	3,825,000	3.85%, 06/15/2024	3,806,219
	2,845,000	4.55%, 03/15/2035	2,711,524
	7,435,000	4.75%, 03/15/2045	7,110,180

The accompanying notes are an integral part of these financial statements.

55

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Pharmaceuticals - 1.8% - (continued)
$	12,740,000	Bayer US Finance LLC 3.00%, 10/08/2021(1)	$12,958,835
	4,505,000	Cardinal Health, Inc. 3.50%, 11/15/2024	4,494,134
		EMD Finance LLC
	3,265,000	2.95%, 03/19/2022(1)	3,211,232
	7,025,000	3.25%, 03/19/2025(1)	6,792,444
		Endo Finance LLC
	455,000	6.00%, 07/15/2023(1)	455,000
	4,270,000	6.00%, 02/01/2025(1)	4,237,975
	245,000	Grifols Worldwide Operations Ltd. 5.25%, 04/01/2022	253,575
	1,390,000	McKesson Corp. 4.88%, 03/15/2044	1,409,721
	6,455,000	Merck & Co., Inc. 2.75%, 02/10/2025	6,333,446
		Mylan, Inc.
	4,073,000	2.55%, 03/28/2019	3,990,334
	1,635,000	5.40%, 11/29/2043	1,585,100
		Perrigo Co. plc
	2,620,000	2.30%, 11/08/2018	2,580,815
	1,565,000	5.30%, 11/15/2043	1,511,854
		Pfizer, Inc.
	1,000,000	4.30%, 06/15/2043	988,910
	1,450,000	7.20%, 03/15/2039	2,000,419
	1,869,000	PRA Holdings, Inc. 9.50%, 10/01/2023(1)	2,107,298
	2,385,000	Quintiles Transnational Corp. 4.88%, 05/15/2023(1)	2,452,066
		Valeant Pharmaceuticals International, Inc.
	1,825,000	5.50%, 03/01/2023(1)	1,533,000
	1,355,000	5.88%, 05/15/2023(1)	1,140,741

			120,988,859

		Pipelines - 1.2%
	3,200,000	Enable Midstream Partners L.P. 3.90%, 05/15/2024(1)	2,579,789
		Energy Transfer Equity L.P.
	3,900,000	5.50%, 06/01/2027	3,471,616
	425,000	7.50%, 10/15/2020	456,960
		Energy Transfer Partners L.P.
	3,655,000	3.60%, 02/01/2023	3,231,616
	2,230,000	4.15%, 10/01/2020	2,236,449
	3,700,000	4.75%, 01/15/2026	3,395,705
	2,275,000	4.90%, 03/15/2035	1,846,533
	2,525,000	5.15%, 03/15/2045	2,015,182
	125,000	6.63%, 10/15/2036	118,963
	2,000,000	6.70%, 07/01/2018	2,173,710
	1,000,000	7.50%, 07/01/2038	1,041,213
		Enterprise Products Operating LLC
	4,450,000	3.35%, 03/15/2023	4,322,378
	1,516,000	4.85%, 08/15/2042	1,371,205
	3,310,000	4.85%, 03/15/2044	3,012,246
	809,000	4.90%, 05/15/2046	741,485
	1,300,000	5.95%, 02/01/2041	1,359,371
	4,500,000	Kinder Morgan Energy Partners L.P. 5.00%, 08/15/2042	3,541,324
		Kinder Morgan Finance Co.
	110,000	5.70%, 01/05/2016	110,822
	45,000	6.00%, 01/15/2018(1)	47,385

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Pipelines - 1.2% - (continued)
		Kinder Morgan, Inc.
$	4,910,000	3.05%, 12/01/2019	$4,759,474
	7,930,000	4.30%, 06/01/2025	7,172,963
	4,400,000	5.05%, 02/15/2046	3,487,484
	2,615,000	5.55%, 06/01/2045	2,201,440
	494,000	7.00%, 06/15/2017	523,011
	15,000	7.25%, 06/01/2018	16,398
	175,000	MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp. 5.50%, 02/15/2023	172,375
		Plains All American Pipeline L.P.
	980,000	2.85%, 01/31/2023	896,889
	1,375,000	3.85%, 10/15/2023	1,317,632
	2,325,000	4.90%, 02/15/2045	2,065,358
	2,425,000	Regency Energy Partners L.P. 5.88%, 03/01/2022	2,490,395
		Sunoco Logistics Partners Operations L.P.
	1,890,000	4.25%, 04/01/2024	1,702,372
	1,830,000	5.30%, 04/01/2044	1,450,290
		Williams Partners L.P.
	1,240,000	3.60%, 03/15/2022	1,118,709
	7,345,000	3.90%, 01/15/2025	6,242,861
	2,225,000	4.00%, 09/15/2025	1,893,524
	2,330,000	4.30%, 03/04/2024	2,087,298
	3,575,000	5.10%, 09/15/2045	2,750,787
	2,000,000	5.40%, 03/04/2044	1,569,194

			80,992,406

		Real Estate - 0.2%
		ProLogis L.P.
	1,500,000	3.35%, 02/01/2021	1,512,596
	2,370,000	3.75%, 11/01/2025	2,350,464
	6,500,000	4.25%, 08/15/2023	6,777,511
	673,000	Realogy Group LLC 7.63%, 01/15/2020(1)	707,518

			11,348,089

		Real Estate Investment Trusts - 1.6%
	4,775,000	American Tower Corp. 5.00%, 02/15/2024	5,066,929
	2,580,000	Boston Properties L.P. 3.13%, 09/01/2023	2,505,350
		Brandywine Operating Partnership L.P.
	3,325,000	3.95%, 02/15/2023	3,264,389
	4,880,000	4.10%, 10/01/2024	4,737,870
	1,100,000	4.95%, 04/15/2018	1,156,780
		DDR Corp.
	6,925,000	3.50%, 01/15/2021	6,973,634
	7,400,000	3.63%, 02/01/2025	7,019,396
	4,240,000	4.25%, 02/01/2026	4,211,507
		Duke Realty L.P.
	2,200,000	3.63%, 04/15/2023	2,149,884
	3,905,000	3.75%, 12/01/2024	3,817,610
	5,250,000	3.88%, 02/15/2021	5,403,788
	2,061,000	3.88%, 10/15/2022	2,073,873
		HCP, Inc.
	3,625,000	3.15%, 08/01/2022	3,476,110
	4,525,000	3.88%, 08/15/2024	4,414,762
	7,200,000	4.25%, 11/15/2023	7,231,334
		Kimco Realty Corp.
	5,385,000	3.20%, 05/01/2021	5,424,208

The accompanying notes are an integral part of these financial statements.

56

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Real Estate Investment Trusts - 1.6% - (continued)
$	880,000	3.40%, 11/01/2022	$880,496
	2,075,000	4.25%, 04/01/2045	1,907,346
	3,740,000	National Retail Properties, Inc. 4.00%, 11/15/2025	3,721,835
		Realty Income Corp.
	2,676,000	3.25%, 10/15/2022	2,596,041
	1,130,000	4.65%, 08/01/2023	1,191,269
	6,418,000	UDR Inc. 4.00%, 10/01/2025	6,523,807
		Ventas Realty L.P.
	1,240,000	2.70%, 04/01/2020	1,229,759
	3,975,000	3.25%, 08/15/2022	3,868,661
	2,749,000	3.50%, 02/01/2025	2,646,286
	1,280,000	3.75%, 05/01/2024	1,256,462
		Welltower, Inc.
	5,710,000	4.00%, 06/01/2025	5,654,065
	2,320,000	4.13%, 04/01/2019	2,445,271
	1,135,000	6.50%, 03/15/2041	1,336,879

			104,185,601

		Retail - 1.6%
	4,115,000	AutoNation Inc. 3.35%, 01/15/2021	4,154,776
		AutoZone, Inc.
	3,281,000	2.50%, 04/15/2021	3,234,239
	8,450,000	3.25%, 04/15/2025	8,278,668
	1,823,000	3.70%, 04/15/2022	1,875,045
	1,190,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	1,172,150
	1,515,000	Chinos Intermediate Holdings A, Inc. 7.75%, 05/01/2019(1)(7)	545,400
		CVS Health Corp.
	1,730,000	2.75%, 12/01/2022	1,695,850
	9,695,000	2.80%, 07/20/2020	9,859,291
	7,450,000	3.88%, 07/20/2025	7,662,675
	4,000,000	4.00%, 12/05/2023	4,226,460
	3,790,000	4.88%, 07/20/2035	3,989,600
	6,705,000	5.13%, 07/20/2045	7,188,330
		CVS Pass-Through Trust
	14,870	6.04%, 12/10/2028	16,617
	32,085	6.94%, 01/10/2030	37,378
		Dollar Tree, Inc.
	230,000	5.25%, 03/01/2020(1)	239,775
	1,130,000	5.75%, 03/01/2023(1)	1,190,737
		Home Depot, Inc.
	4,635,000	3.35%, 09/15/2025	4,755,408
	8,545,000	4.25%, 04/01/2046	8,650,420
	1,265,000	4.88%, 02/15/2044	1,403,830
	2,050,000	5.88%, 12/16/2036	2,536,500
	2,920,000	L Brands, Inc. 6.88%, 11/01/2035(1)	3,033,150
	3,025,000	Michaels Stores, Inc. 5.88%, 12/15/2020(1)	3,191,375
	1,640,000	Party City Holdings, Inc. 6.13%, 08/15/2023(1)	1,689,200
		Sally Holdings LLC
	135,000	5.75%, 06/01/2022	142,425
	225,000	6.88%, 11/15/2019	232,875
	590,000	Sonic Automotive, Inc. 7.00%, 07/15/2022	628,350

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Retail - 1.6% - (continued)
		Wal-Mart Stores, Inc.
$	6,500,000	4.00%, 04/11/2043	$6,292,539
	6,170,000	4.30%, 04/22/2044	6,253,986
	1,000,000	5.00%, 10/25/2040	1,118,274
	600,000	5.25%, 09/01/2035	690,790
	2,000,000	6.20%, 04/15/2038	2,555,470
	2,800,000	6.50%, 08/15/2037	3,654,535

			102,196,118

		Savings & Loans - 0.0%
	3,140,000	Nationwide Building Society 2.35%, 01/21/2020(1)	3,141,950

		Semiconductors - 0.4%
	2,710,000	Entegris, Inc. 6.00%, 04/01/2022(1)	2,791,300
	3,520,000	Freescale Semiconductor, Inc. 6.00%, 01/15/2022(1)	3,748,800
	3,185,000	Intel Corp. 4.90%, 07/29/2045	3,312,304
	2,850,000	NXP B.V. / NXP Funding LLC 4.13%, 06/15/2020(1)	2,907,000
		Qualcomm, Inc.
	2,460,000	3.00%, 05/20/2022	2,429,196
	4,925,000	3.45%, 05/20/2025	4,729,783
	2,200,000	4.65%, 05/20/2035	2,034,747
		Sensata Technologies B.V.
	1,170,000	5.00%, 10/01/2025(1)	1,142,213
	530,000	5.63%, 11/01/2024(1)	539,275

			23,634,618

		Software - 1.4%
		Activision Blizzard, Inc.
	4,290,000	5.63%, 09/15/2021(1)	4,537,533
	2,570,000	6.13%, 09/15/2023(1)	2,798,087
	3,207,000	Audatex North America, Inc. 6.00%, 06/15/2021(1)	3,229,481
		Emdeon, Inc.
	1,295,000	6.00%, 02/15/2021(1)	1,270,719
	1,621,000	11.00%, 12/31/2019	1,726,365
		First Data Corp.
	8,475,000	5.38%, 08/15/2023(1)	8,623,312
	298,000	6.75%, 11/01/2020(1)	314,018
	970,000	7.00%, 12/01/2023	986,975
	5,315,000	8.25%, 01/15/2021(1)	5,574,106
	36,000	8.75%, 01/15/2022(1)(7)	37,908
	350,000	12.63%, 01/15/2021	401,188
		Hewlett Packard Enterprise Co.
	5,015,000	2.45%, 10/05/2017(1)	5,029,659
	5,015,000	2.85%, 10/05/2018(1)	5,025,547
	2,555,000	Infor Software Parent LLC 7.13%, 05/01/2021(1)(7)	2,211,659
		Infor US, Inc.
	155,000	5.75%, 08/15/2020(1)	158,100
	3,650,000	6.50%, 05/15/2022(1)	3,458,375
		Microsoft Corp.
	7,375,000	2.00%, 11/03/2020	7,392,980
	7,375,000	2.65%, 11/03/2022	7,419,987
	5,575,000	3.13%, 11/03/2025	5,641,365
	6,355,000	3.50%, 02/12/2035	5,879,996
	3,490,000	4.45%, 11/03/2045	3,538,605

The accompanying notes are an integral part of these financial statements.

57

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Software - 1.4% - (continued)
		MSCI, Inc.
$	1,295,000	5.25%, 11/15/2024(1)	$1,362,987
	45,000	5.75%, 08/15/2025(1)	47,453
		Oracle Corp.
	6,705,000	2.50%, 05/15/2022	6,621,697
	11,200,000	3.90%, 05/15/2035	10,663,419
	490,000	SS&C Technologies Holdings, Inc. 5.88%, 07/15/2023(1)	514,500

			94,466,021

		Telecommunications - 2.2%
		Alcatel-Lucent USA, Inc.
	4,540,000	6.45%, 03/15/2029	4,795,375
	315,000	6.50%, 01/15/2028	332,325
	943,000	6.75%, 11/15/2020(1)	1,001,938
		Altice Financing S.A.
	1,625,000	6.50%, 01/15/2022(1)	1,645,312
	540,000	6.63%, 02/15/2023(1)	541,350
	765,000	7.88%, 12/15/2019(1)	798,947
		AT&T, Inc.
	2,825,000	3.00%, 06/30/2022	2,770,980
	6,070,000	4.30%, 12/15/2042	5,262,217
	1,725,000	4.50%, 05/15/2035	1,613,487
	7,600,000	4.80%, 06/15/2044	7,066,138
	1,375,000	5.35%, 09/01/2040	1,370,460
	2,025,000	Cisco Systems, Inc. 5.50%, 01/15/2040	2,379,529
		Deutsche Telekom International Finance B.V.
	1,130,000	4.88%, 03/06/2042(1)	1,167,121
	1,470,000	8.75%, 06/15/2030(3)	2,084,535
	1,335,000	DigitalGlobe, Inc. 5.25%, 02/01/2021(1)	1,200,939
		Frontier Communications Corp.
	985,000	10.50%, 09/15/2022(1)	1,021,938
	2,410,000	11.00%, 09/15/2025(1)	2,525,969
		Intelsat Jackson Holdings S.A.
	985,000	6.63%, 12/15/2022	778,150
	1,295,000	7.25%, 04/01/2019	1,214,063
	2,115,000	7.50%, 04/01/2021	1,908,787
		Level 3 Financing, Inc.
	1,085,000	5.13%, 05/01/2023(1)	1,097,206
	1,545,000	5.38%, 08/15/2022	1,572,037
	490,000	5.63%, 02/01/2023	503,475
	1,480,000	6.13%, 01/15/2021	1,559,550
	2,364,000	7.00%, 06/01/2020	2,505,840
	245,000	8.63%, 07/15/2020	258,781
	2,610,000	SoftBank Group Corp. 4.50%, 04/15/2020(1)	2,586,510
		Sprint Communications, Inc.
	2,110,000	7.00%, 03/01/2020(1)	2,215,500
	1,300,000	9.00%, 11/15/2018(1)	1,429,181
		Sprint Corp.
	725,000	7.13%, 06/15/2024	636,641
	2,970,000	7.25%, 09/15/2021	2,728,687
	3,520,000	7.88%, 09/15/2023	3,256,000
	3,210,000	Syniverse Holdings, Inc. 9.13%, 01/15/2019	2,688,375
		T-Mobile USA, Inc.
	210,000	5.25%, 09/01/2018	214,725

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Telecommunications - 2.2% - (continued)
$	180,000	6.13%, 01/15/2022	$183,150
	890,000	6.46%, 04/28/2019	915,588
	1,095,000	6.50%, 01/15/2024	1,111,425
	1,450,000	6.63%, 11/15/2020	1,493,500
	2,380,000	6.63%, 04/28/2021	2,463,300
	1,030,000	6.73%, 04/28/2022	1,063,475
	145,000	6.84%, 04/28/2023	149,713
	2,875,000	Telefonica Emisiones SAU 7.05%, 06/20/2036	3,443,189
	1,246,500	UPCB Finance V Ltd. 7.25%, 11/15/2021(1)	1,327,522
	423,000	UPCB Finance VI Ltd. 6.88%, 01/15/2022(1)	447,323
		Verizon Communications, Inc.
	10,683,000	2.63%, 02/21/2020	10,789,125
	4,575,000	3.45%, 03/15/2021	4,717,850
	3,182,000	4.15%, 03/15/2024	3,328,735
	9,397,000	4.27%, 01/15/2036	8,613,055
	9,077,000	4.52%, 09/15/2048	8,154,096
	15,448,000	4.67%, 03/15/2055	13,575,007
	7,248,000	4.86%, 08/21/2046	6,938,525
	3,825,000	5.01%, 08/21/2054	3,535,799
		Wind Acquisition Finance S.A.
EUR	3,855,000	4.00%, 07/15/2020(1)	4,297,440
$	1,975,000	6.50%, 04/30/2020(1)	2,083,625
	480,000	Windstream Services LLC 7.75%, 10/15/2020	432,000

			143,795,510

		Transportation - 1.0%
		Burlington Northern Santa Fe LLC
	3,630,000	3.85%, 09/01/2023	3,788,620
	8,215,000	4.55%, 09/01/2044	8,132,456
	1,415,000	Canadian Pacific Railway Co. 4.50%, 01/15/2022	1,523,269
		CSX Corp.
	6,645,000	3.95%, 05/01/2050	5,774,585
	1,000,000	4.75%, 05/30/2042	1,011,774
		FedEx Corp.
	4,900,000	3.88%, 08/01/2042	4,271,634
	895,000	4.10%, 02/01/2045	808,888
	6,105,000	Kansas City Southern de Mexico S.A. de C.V. 2.35%, 05/15/2020	5,971,990
	2,930,000	Kansas City Southern Railway Co. 4.95%, 08/15/2045	2,935,628
	770,000	Kazakhstan Temir Zholy Finance B.V. 6.95%, 07/10/2042(4)	634,680
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	3,865,000	2.50%, 06/15/2019(1)	3,824,344
	3,575,000	3.05%, 01/09/2020(1)	3,571,361
	9,895,000	4.88%, 07/11/2022(1)	10,394,292
		Russian Railways via RZD Capital plc
EUR	800,000	4.60%, 03/06/2023(4)	847,153
$	3,540,000	5.70%, 04/05/2022(4)	3,515,008
	6,470,000	Ryder System, Inc. 2.50%, 05/11/2020	6,382,642

The accompanying notes are an integral part of these financial statements.

58

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Transportation - 1.0% - (continued)
$	1,020,000	Union Pacific Corp. 4.38%, 11/15/2065	$971,780

			64,360,104

		Total Corporate Bonds (cost $2,907,436,145)	$2,879,298,077

FOREIGN GOVERNMENT OBLIGATIONS - 3.2%
		Argentina - 0.1%
	3,235,000	Argentina Bonar Bonds 7.00%, 04/17/2017	$3,206,126
		Argentine Republic Government International Bond
	2,350,000	2.50%, 12/31/2038 •(2)	1,488,725
EUR	392,190	7.82%, 12/31/2033 •	440,328
$	1,892,751	8.28%, 12/31/2033	1,815,148
	1,251,000	City of Buenos Aires Argentina 8.95%, 02/19/2021(1)	1,319,805
	745,000	Provincia de Buenos Aires 9.95%, 06/09/2021(1)	767,350

			9,037,482

		Brazil - 0.1%
		Brazil Minas SPE via State of Minas Gerais
	1,775,000	5.33%, 02/15/2028(1)	1,444,406
	1,195,000	5.33%, 02/15/2028(4)	972,431
		Brazilian Government International Bond
	606,945	8.00%, 01/15/2018	641,844
	4,099,000	8.25%, 01/20/2034	4,375,683

			7,434,364

		Bulgaria - 0.1%
		Bulgaria Government International Bond
EUR	625,000	2.00%, 03/26/2022(4)	691,756
	4,180,000	2.95%, 09/03/2024(4)	4,772,126
	2,745,000	3.13%, 03/26/2035(4)	2,757,738

			8,221,620

		Colombia - 0.2%
		Colombia Government International Bond
$	350,000	4.38%, 07/12/2021	360,500
	3,550,000	5.63%, 02/26/2044	3,434,625
	3,180,000	7.38%, 09/18/2037	3,688,800
COP	1,450,000,000	7.75%, 04/14/2021	509,302
	10,000,000	9.85%, 06/28/2027	4,020
$	85,000	10.38%, 01/28/2033	121,550
	1,536,000	11.75%, 02/25/2020	2,042,880
		Colombian TES
COP	662,218,536	3.50%, 03/10/2021(8)	234,815
	509,052,344	4.75%, 02/23/2023(8)	193,793
	2,039,200,000	6.00%, 04/28/2028	581,917
	1,295,400,000	7.50%, 08/26/2026	431,170

			11,603,372

		Croatia - 0.1%
		Croatia Government International Bond
$	1,555,000	6.38%, 03/24/2021(4)	1,673,569
	1,565,000	6.63%, 07/14/2020(4)	1,700,920
	1,550,000	6.75%, 11/05/2019(4)	1,686,112

			5,060,601

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.2% - (continued)
		Dominican Republic - 0.1%
		Dominican Republic International Bond
$	2,490,000	5.50%, 01/27/2025(1)	$2,458,875
	2,780,000	5.88%, 04/18/2024(4)	2,828,650
	335,000	6.60%, 01/28/2024(4)	355,937
	595,000	6.60%, 01/28/2024(1)	632,187
	155,000	6.85%, 01/27/2045(4)	154,613
	465,000	7.45%, 04/30/2044(1)	490,575
	360,000	7.50%, 05/06/2021(4)	391,500

			7,312,337

		Ecuador - 0.0%
	1,700,000	Ecuador Government International Bond 9.38%, 12/15/2015	1,674,500

		Gabon - 0.0%
	269,000	Gabonese Republic 6.38%, 12/12/2024(4)	231,340

		Ghana - 0.0%
	850,000	Republic of Ghana 10.75%, 10/14/2030(1)	900,150

		Hungary - 0.2%
		Hungary Government International Bond
	3,856,000	4.00%, 03/25/2019	4,039,160
	2,020,000	5.38%, 02/21/2023	2,222,242
	1,472,000	5.38%, 03/25/2024	1,626,560
	2,338,000	5.75%, 11/22/2023	2,633,173
	2,923,000	6.25%, 01/29/2020	3,299,804
	688,000	7.63%, 03/29/2041	938,184

			14,759,123

		Indonesia - 0.3%
		Indonesia Government International Bond
EUR	1,070,000	2.88%, 07/08/2021(4)	1,169,244
	721,000	3.38%, 07/30/2025(1)	763,790
$	1,945,000	5.88%, 01/15/2024(4)	2,147,500
	371,000	6.63%, 02/17/2037(4)	407,729
	2,855,000	7.75%, 01/17/2038(4)	3,524,497
	6,677,000	8.50%, 10/12/2035(4)	8,754,882

			16,767,642

		Ivory Coast - 0.0%
		Ivory Coast Government International Bond
	2,055,000	5.38%, 07/23/2024(4)	1,839,225
	560,000	5.75%, 12/31/2032(3)	498,400
	585,000	6.38%, 03/03/2028(4)	538,931
	390,000	6.38%, 03/03/2028(1)	359,288

			3,235,844

		Jamaica - 0.0%
		Jamaica Government International Bond
	615,000	6.75%, 04/28/2028	625,762
	200,000	7.88%, 07/28/2045	202,000

			827,762

		Latvia - 0.1%
	3,265,000	Republic of Latvia 2.75%, 01/12/2020(4)	3,320,440

		Lithuania - 0.1%
		Lithuania Government International Bond
	2,160,000	6.13%, 03/09/2021(4)	2,528,496

The accompanying notes are an integral part of these financial statements.

59

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.2% - (continued)
		Lithuania - 0.1% - (continued)
$	4,061,000	7.38%, 02/11/2020(4)	$4,876,652

			7,405,148

		Mexico - 0.1%
MXN	26,329,500	Mexican Bonos 10.00%, 12/05/2024	2,040,356
		Mexican Udibonos
	6,530,946	2.50%, 12/10/2020(8)	405,103
	6,115,733	4.50%, 12/04/2025(8)	420,639
	3,994,894	4.50%, 11/22/2035(8)	277,610
		Mexico Government International Bond
$	580,000	4.75%, 03/08/2044	551,000
	5,086,000	5.75%, 10/12/2110	4,971,565
	114,000	6.05%, 01/11/2040	128,820

			8,795,093

		Morocco - 0.0%
		Morocco Government International Bond
EUR	1,580,000	3.50%, 06/19/2024(4)	1,763,509
	460,000	4.50%, 10/05/2020(4)	547,723
$	800,000	5.50%, 12/11/2042(4)	801,600

			3,112,832

		Pakistan - 0.0%
	490,000	Islamic Republic of Pakistan 8.25%, 09/30/2025(1)	523,214

		Panama - 0.1%
		Panama Government International Bond
	825,000	4.00%, 09/22/2024	833,250
	1,199,000	8.88%, 09/30/2027	1,693,588
	1,422,000	9.38%, 04/01/2029	2,092,117

			4,618,955

		Peru - 0.2%
	285,000	El Fondo Mivivienda S.A. 3.50%, 01/31/2023(1)	271,106
		Peru Government Bond
PEN	3,325,000	5.20%, 09/12/2023	918,442
	2,295,000	6.95%, 08/12/2031	672,879
	75,000	7.84%, 08/12/2020	24,534
		Peruvian Government International Bond
$	2,443,000	4.13%, 08/25/2027	2,455,215
	1,060,000	5.63%, 11/18/2050	1,144,800
	1,278,000	7.13%, 03/30/2019	1,478,007
	740,000	7.35%, 07/21/2025	954,600
	2,705,000	8.75%, 11/21/2033	3,949,300

			11,868,883

		Romania - 0.2%
		Romanian Government International Bond
EUR	1,995,000	2.75%, 10/29/2025(1)	2,218,483
	6,575,000	3.63%, 04/24/2024(4)	7,905,140
	815,000	3.88%, 10/29/2035(1)	914,139
$	1,544,000	6.75%, 02/07/2022(4)	1,840,448

			12,878,210

		Russia - 0.2%
		Russian Foreign Bond - Eurobond
EUR	3,400,000	3.63%, 09/16/2020(4)	3,812,092
$	1,600,000	4.88%, 09/16/2023(4)	1,653,920
	1,700,000	5.00%, 04/29/2020(4)	1,787,125

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.2% - (continued)
		Russia - 0.2% - (continued)
$	400,000	5.63%, 04/04/2042(4)	$398,600
	2,000,000	5.88%, 09/16/2043(4)	2,053,000
	1,500,000	12.75%, 06/24/2028(4)	2,445,000

			12,149,737

		Slovenia - 0.1%
		Slovenia Government International Bond
	1,210,000	5.25%, 02/18/2024(1)	1,355,200
	870,000	5.25%, 02/18/2024(4)	974,400
	1,425,000	5.50%, 10/26/2022(4)	1,612,613
	1,045,000	5.85%, 05/10/2023(1)	1,208,281
	675,000	5.85%, 05/10/2023(4)	780,469

			5,930,963

		Sri Lanka - 0.0%
	1,505,000	Sri Lanka Government International Bond 6.85%, 11/03/2025	1,488,069

		Tunisia - 0.0%
	365,000	Banque Centrale de Tunisie S.A. 5.75%, 01/30/2025(1)	342,246

		Turkey - 0.5%
		Turkey Government International Bond
	9,960,000	4.88%, 04/16/2043	8,966,988
	7,925,000	5.63%, 03/30/2021	8,519,375
	5,020,000	5.75%, 03/22/2024	5,415,325
	7,255,000	6.25%, 09/26/2022	8,053,050

			30,954,738

		Ukraine - 0.1%
	910,000	Financing of Infrastrucural Projects State Enterprise 9.00%, 12/07/2017(4)	709,800
		Ukraine Government International Bond
EUR	185,000	4.95%, 10/13/2015 •(4)	158,680
$	350,000	6.25%, 06/17/2016(1)	271,250
	1,560,000	6.25%, 06/17/2016(4)	1,209,000
	2,320,000	6.58%, 11/21/2016(4)	1,809,600
	105,000	6.88%, 09/23/2015 •(4)	81,900
	250,000	7.80%, 11/28/2022(4)	195,000
	1,380,000	9.25%, 07/24/2017(4)	1,079,850

			5,515,080

		United Kingdom - 0.0%
	330,000	Ukreximbank Via Biz Finance plc 9.75%, 01/22/2025(4)	293,990

		Uruguay - 0.1%
		Uruguay Government International Bond
	1,425,000	4.38%, 10/27/2027	1,414,313
	1,793,000	5.10%, 06/18/2050	1,609,217
	1,180,000	7.63%, 03/21/2036	1,492,700

			4,516,230

		Venezuela - 0.2%
		Venezuela Government International Bond
	1,395,000	7.00%, 12/01/2018(4)	606,825
	4,235,000	7.00%, 03/31/2038(4)	1,577,538
	6,445,000	7.65%, 04/21/2025	2,432,987
	5,920,000	8.25%, 10/13/2024(4)	2,249,600
	7,780,000	9.00%, 05/07/2023(4)	3,053,650

The accompanying notes are an integral part of these financial statements.

60

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.2% - (continued)
		Venezuela - 0.2% - (continued)
$	6,720,000	9.25%, 05/07/2028(4)	$2,637,600

			12,558,200

		Total Foreign Government Obligations (cost $216,071,758)	$213,338,165

MUNICIPAL BONDS - 0.3%
		Development - 0.1%
		State of California
	725,000	7.30%, 10/01/2039	$1,028,927
	1,730,000	7.60%, 11/01/2040	2,590,398
	550,000	7.63%, 03/01/2040	809,177

			4,428,502

		General - 0.0%
	1,465,000	Chicago Transit Auth 6.90%, 12/01/2040	1,639,992

		General Obligation - 0.1%
	2,795,000	California State GO, Taxable 7.55%, 04/01/2039	4,125,364
		Illinois State, GO
	155,000	5.10%, 06/01/2033	142,988
	585,000	5.67%, 03/01/2018	620,340

			4,888,692

		Transportation - 0.1%
		Port Auth of New York & New Jersey
	1,850,000	4.46%, 10/01/2062	1,793,556
	15,000	4.93%, 10/01/2051	15,835
	900,000	4.96%, 08/01/2046	958,833
	4,165,000	5.31%, 08/01/2046	4,435,600

			7,203,824

		Total Municipal Bonds (cost $16,861,069)	$18,161,010

SENIOR FLOATING RATE INTERESTS - 0.1%(9)
		Electric - 0.0%
	3,799,308	Texas Competitive Electric Holdings Co. LLC 4.68%, 10/10/2017(6)	$1,282,950

		Insurance - 0.0%
	455,000	Asurion LLC 8.50%, 03/03/2021	408,554

		Internet - 0.0%
	1,060,307	Lands’ End, Inc. 4.25%, 04/04/2021	971,952

		Machinery-Diversified - 0.1%
	1,909,119	Gardner Denver, Inc. 4.25%, 07/30/2020	1,788,272

		Oil & Gas Services - 0.0%
	1,542,067	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	1,295,336

		Retail - 0.0%
	1,819,462	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	1,776,068

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 0.1%(9) - (continued)
		Semiconductors - 0.0%
$	828,100	Freescale Semiconductor, Inc. 5.00%, 01/15/2021	$827,727

		Total Senior Floating Rate Interests (cost $10,420,771)	$8,350,859

U.S. GOVERNMENT SECURITIES - 0.1%
		U.S. Treasury Securities - 0.1%
		U.S. Treasury Bonds - 0.0%
	500,000	3.00%, 11/15/2044	$505,690
	2,090,000	3.13%, 08/15/2044	2,167,804

			2,673,494

		U.S. Treasury Notes - 0.1%
	850,000	0.50%, 09/30/2016	850,421
	375,000	1.63%, 12/31/2019	378,320
	520,000	2.25%, 11/15/2024	525,579
	1,250,000	2.38%, 08/15/2024	1,278,028

			3,032,348

		Total U.S. Government Securities (cost $5,652,907)	$5,705,842

CONVERTIBLE BONDS - 0.0%
		Home Builders - 0.0%
	180,000	M/I Homes, Inc. 3.00%, 03/01/2018	$173,700

		Oil & Gas - 0.0%
	1,415,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	1,018,800

		Total Convertible Bonds (cost $1,517,673)	$1,192,500

		Total Long-Term Investments (cost $5,959,904,470)	$6,301,923,895

SHORT-TERM INVESTMENTS - 4.1%
		Other Investment Pools & Funds - 4.1%
	273,456,533	Fidelity Money Market Class 1	$273,456,533

		Total Short-Term Investments (cost $273,456,533)	$273,456,533

Total Investments (cost $6,233,361,003) ^	99.7%	$6,575,380,428
Other Assets and Liabilities	0.3%	18,190,192

Total Net Assets	100.0%	$6,593,570,620

The accompanying notes are an integral part of these financial statements.

61

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $6,234,628,648 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$495,603,910
Unrealized Depreciation	(154,852,130)

Net Unrealized Appreciation	$340,751,780

•	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $584,403,168, which represents 8.9% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $123,686,404, which represents 1.9% of total net assets.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(7)	This security may pay interest in additional principal instead of cash.

(8)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2015.

Futures Contracts Outstanding at October 31, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	848	12/31/2015	$185,640,064	$185,420,500	$(219,564)
U.S. Treasury 5-Year Note Future	4,662	12/31/2015	558,973,081	558,383,768	(589,313)
U.S. Treasury Long Bond Future	638	12/21/2015	98,744,329	99,807,125	1,062,796

Total					$253,919

Short position contracts:
Euro BUXL 30-Year Bond Future	18	12/08/2015	$3,011,474	$3,121,863	$(110,389)
Euro-BOBL Future	33	12/08/2015	4,664,068	4,696,453	(32,385)
Euro-Bund Future	98	12/08/2015	16,576,397	16,941,850	(365,453)
U.S. Treasury 10-Year Note Future	4,148	12/21/2015	529,433,902	529,647,750	(213,848)
U.S. Treasury CME Ultra Long Term Bond Future	566	12/21/2015	89,777,352	90,418,500	(641,148)

Total					$(1,363,223)

Total futures contracts					$(1,109,304)

The accompanying notes are an integral part of these financial statements.

62

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
ACE Ltd.	JPM	USD	6,860,000	(1.00%) /0.22%	12/20/20	$—	$(264,946)	$(276,992)	$(12,046)
General Mills, Inc.	MSC	USD	4,965,000	(1.00%) /0.31%	12/20/20	—	(163,796)	(178,552)	(14,756)
General Mills, Inc.	JPM	USD	11,660,000	(1.00%) /0.31%	12/20/20	—	(384,474)	(419,319)	(34,845)
Venezuela Government International Bond	BOA	USD	745,000	(5.00%) /51.69%	03/20/19	138,287	—	432,532	294,245
Venezuela Government International Bond	DEUT	USD	730,000	(5.00%) /51.69%	03/20/19	140,818	—	423,824	283,006
Venezuela Government International Bond	DEUT	USD	585,000	(5.00%) /51.69%	03/20/19	106,318	—	339,640	233,322

Total						$385,423	$(813,216)	$321,133	$748,926

Credit default swaps on single-name issues:
Sell protection:
Brazilian Government International Bond	DEUT	USD	565,000	1.00% /4.27%	09/20/20	$—	$(37,660)	$(78,615)	$(40,955)
Brazilian Government International Bond	DEUT	USD	565,000	1.00% /4.27%	09/20/20	—	(37,661)	(78,616)	(40,955)
Brazilian Government International Bond	DEUT	USD	565,000	1.00% /4.27%	09/20/20	—	(37,661)	(78,616)	(40,955)
Brazilian Government International Bond	DEUT	USD	1,035,000	1.00% /4.27%	09/20/20	—	(69,849)	(144,011)	(74,162)
Brazilian Government International Bond	DEUT	USD	1,130,000	1.00% /4.27%	09/20/20	—	(76,026)	(157,230)	(81,204)
Brazilian Government International Bond	DEUT	USD	2,200,000	1.00% /4.27%	09/20/20	—	(160,629)	(306,112)	(145,483)
Brazilian Government International Bond	DEUT	USD	3,085,000	1.00% /4.27%	09/20/20	—	(225,245)	(429,252)	(204,007)
Brazilian Government International Bond	GSC	USD	2,840,000	1.00% /4.27%	09/20/20	—	(187,090)	(395,162)	(208,072)
Brazilian Government International Bond	GSC	USD	5,605,000	1.00% /4.27%	09/20/20	—	(366,363)	(779,890)	(413,527)
Hungary Government International Bond	BNP	USD	6,990,000	1.00% /1.42%	12/20/19	—	(187,356)	(110,552)	76,804
Indonesia Government International Bond	BNP	USD	3,710,000	1.00% /2.19%	12/20/20	—	(248,857)	(204,877)	43,980
Indonesia Government International Bond	GSC	USD	3,830,000	1.00% /2.19%	12/20/20	—	(248,164)	(211,503)	36,661
Indonesia Government International Bond	BOA	USD	1,270,000	1.00% /2.19%	12/20/20	—	(85,479)	(70,133)	15,346
Indonesia Government International Bond	BNP	USD	757,000	1.00% /2.19%	12/20/20	—	(56,715)	(41,804)	14,911
Indonesia Government International Bond	BOA	USD	690,000	1.00% /2.19%	12/20/20	—	(52,986)	(38,104)	14,882
Indonesia Government International Bond	BCLY	USD	1,341,000	1.00% /2.19%	12/20/20	—	(88,539)	(74,053)	14,486
Indonesia Government International Bond	BOA	USD	695,000	1.00% /2.19%	12/20/20	—	(52,494)	(38,380)	14,114
Indonesia Government International Bond	GSC	USD	469,000	1.00% /2.19%	12/20/20	—	(37,897)	(25,900)	11,997
Indonesia Government International Bond	BCLY	USD	469,000	1.00% /2.19%	12/20/20	—	(37,312)	(25,900)	11,412
Indonesia Government International Bond	BOA	USD	355,000	1.00% /2.19%	12/20/20	—	(26,812)	(19,604)	7,208
Indonesia Government International Bond	JPM	USD	465,000	1.00% /2.19%	12/20/20	—	(29,082)	(25,679)	3,403
Indonesia Government International Bond	JPM	USD	235,000	1.00% /2.19%	12/20/20	—	(16,317)	(12,977)	3,340
Indonesia Government International Bond	BOA	USD	505,000	1.00% /2.19%	12/20/20	—	(28,576)	(27,887)	689
Indonesia Government International Bond	BCLY	USD	1,460,000	1.00% /2.19%	12/20/20	—	(80,892)	(80,626)	266
Malaysia Government Bond	BCLY	USD	3,665,000	1.00% /1.96%	12/20/20	—	(202,749)	(164,981)	37,768
Malaysia Government Bond	BCLY	USD	2,210,000	1.00% /1.96%	12/20/20	—	(120,533)	(99,484)	21,049
Malaysia Government Bond	BCLY	USD	1,765,000	1.00% /1.96%	12/20/20	—	(86,104)	(79,452)	6,652
Malaysia Government Bond	BCLY	USD	220,000	1.00% /1.96%	12/20/20	—	(11,929)	(9,903)	2,026
Penerbangan Malaysia Bond	JPM	USD	780,000	1.00% /1.96%	12/20/20	—	(36,890)	(35,112)	1,778
Penerbangan Malaysia Bond	DEUT	USD	2,615,000	1.00% /1.96%	12/20/20	—	(103,639)	(117,715)	(14,076)
Penerbangan Malaysia Bond	BCLY	USD	4,450,000	1.00% /1.96%	12/20/20	—	(167,443)	(200,318)	(32,875)
Peruvian Government International Bond	BCLY	USD	860,000	1.00% /1.31%	03/20/19	—	(7,961)	(7,924)	37
Peruvian Government International Bond	BOA	USD	420,000	1.00% /1.31%	03/20/19	—	(3,226)	(3,870)	(644)
Peruvian Government International Bond	GSC	USD	930,000	1.00% /1.66%	09/20/20	—	(31,197)	(27,285)	3,912
Russian Foreign Bond—Eurobond	BOA	USD	4,155,000	1.00% /2.77%	12/20/20	—	(508,449)	(339,983)	168,466
Russian Foreign Bond—Eurobond	BNP	USD	2,630,000	1.00% /2.77%	12/20/20	—	(335,579)	(215,200)	120,379
Russian Foreign Bond—Eurobond	GSC	USD	4,800,000	1.00% /2.77%	12/20/20	—	(431,780)	(393,100)	38,680
Russian Foreign Bond—Eurobond	GSC	USD	8,455,000	1.00% /2.77%	12/20/20	—	(727,806)	(692,429)	35,377

Total						$—	$(5,250,947)	$(5,842,239)	$(591,292)

Total single-name issues						$385,423	$(6,064,163)	$(5,521,106)	$157,634

Total OTC contracts						$385,423	$(6,064,163)	$(5,521,106)	$157,634

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit Spreads are unaudited.

The accompanying notes are an integral part of these financial statements.

63

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2015
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.22	USD	2,721,600	5.00%	06/20/19	$147,244	$208,431	$61,187
CDX.NA.HY.24	USD	9,281,250	5.00%	06/20/20	556,326	586,336	30,010
CDX.NA.HY.25	USD	745,000	5.00%	12/20/20	14,464	27,956	13,492
CDX.NA.IG.25	USD	66,225,000	1.00%	12/20/20	338,454	766,438	427,984

Total					$1,056,488	$1,589,161	$532,673

Total					$1,056,488	$1,589,161	$532,673

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	12/16/15	JPM	$799,433	$814,562	$15,129
AUD	Buy	12/16/15	DEUT	394,754	394,831	77
AUD	Buy	12/16/15	BNP	394,849	394,831	(18)
AUD	Buy	12/16/15	JPM	847,913	839,462	(8,451)
AUD	Sell	12/16/15	MSC	2,412,984	2,443,687	(30,703)
BRL	Buy	12/02/15	SSG	1,426,236	1,454,218	27,982
BRL	Buy	12/02/15	MSC	555,131	558,348	3,217
BRL	Buy	12/02/15	MSC	109,204	112,080	2,876
BRL	Buy	12/02/15	MSC	112,213	112,593	380
BRL	Buy	12/02/15	MSC	112,201	112,336	135
BRL	Buy	12/02/15	MSC	119,960	117,209	(2,751)
BRL	Sell	12/02/15	MSC	1,358,550	1,276,736	81,814
BRL	Sell	12/02/15	MSC	1,225,730	1,190,048	35,682
CAD	Buy	12/16/15	MSC	706,850	714,858	8,008
CAD	Buy	12/16/15	RBC	844,807	841,010	(3,797)
CAD	Sell	12/16/15	RBC	1,534,872	1,555,868	(20,996)
CLP	Buy	12/16/15	BNP	1,601,811	1,604,234	2,423
CLP	Sell	12/16/15	BOA	792,014	802,117	(10,103)
CLP	Sell	12/16/15	BOA	390,681	401,059	(10,378)
CLP	Sell	12/16/15	BOA	389,779	401,059	(11,280)
COP	Sell	12/16/15	BNP	239,570	257,906	(18,336)
COP	Sell	12/16/15	MSC	527,879	557,951	(30,072)
COP	Sell	12/16/15	SSG	599,393	647,223	(47,830)
COP	Sell	12/16/15	SCB	610,360	665,036	(54,676)
EUR	Buy	12/16/15	RBC	14,754	14,307	(447)
EUR	Buy	12/16/15	SSG	121,757	118,855	(2,902)
EUR	Buy	12/16/15	TDB	256,711	252,016	(4,695)
EUR	Buy	12/16/15	JPM	513,563	506,234	(7,329)
EUR	Buy	12/16/15	MSC	310,767	302,640	(8,127)
EUR	Buy	12/16/15	UBS	452,454	441,304	(11,150)
EUR	Buy	12/16/15	BOA	630,373	614,084	(16,289)
EUR	Buy	12/16/15	UBS	676,583	653,702	(22,881)
EUR	Sell	11/30/15	GSC	8,122,501	8,084,343	38,158
EUR	Sell	12/16/15	HSBC	9,005,652	8,819,472	186,180
EUR	Sell	12/16/15	JPM	9,005,532	8,819,472	186,060
EUR	Sell	12/16/15	NAB	9,005,745	8,822,774	182,971
EUR	Sell	12/16/15	SSG	2,983,876	2,893,236	90,640
EUR	Sell	12/16/15	SSG	1,173,558	1,152,232	21,326
EUR	Sell	12/16/15	UBS	415,627	410,489	5,138

The accompanying notes are an integral part of these financial statements.

64

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	12/16/15	RBS	$680,534	$676,813	$3,721
EUR	Sell	12/16/15	SSG	118,157	115,553	2,604
EUR	Sell	12/16/15	DEUT	50,757	49,523	1,234
INR	Buy	12/16/15	RBS	1,601,146	1,653,840	52,694
INR	Sell	12/16/15	MSC	1,618,743	1,653,840	(35,097)
MXN	Sell	12/16/15	RBC	1,470,399	1,505,030	(34,631)
NZD	Buy	12/16/15	CSFB	606,759	651,174	44,415
NZD	Buy	12/16/15	CBA	863,264	883,977	20,713
NZD	Sell	12/16/15	CBA	1,417,325	1,535,151	(117,826)
PEN	Sell	12/16/15	SCB	298,361	302,713	(4,352)
PEN	Sell	12/16/15	SCB	609,113	614,498	(5,385)
ZAR	Buy	12/17/15	CBK	1,839,637	1,871,399	31,762
ZAR	Buy	12/17/15	BOA	809,892	814,371	4,479
ZAR	Buy	12/17/15	CSFB	18,876	19,272	396
ZAR	Buy	12/17/15	GSC	64,309	64,694	385
ZAR	Sell	12/17/15	GSC	1,266,949	1,265,223	1,726
ZAR	Sell	12/17/15	BNP	1,479,186	1,504,513	(25,327)

Total						$506,496

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
INR	Indian Rupee
MXN	Mexican Peso
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
ZAR	South African Rand

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade

Other Abbreviations:
ADR	American Depositary Receipt
CME	Chicago Mercantile Exchange
CMO	Collateralized Mortgage Obligation
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PAC	Passthroughs As Collateral
REIT	Real Estate Investment Trust

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

65

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$408,863,721	$408,863,721	$—	$—
Capital Goods	263,846,650	244,616,676	19,229,974	—
Commercial & Professional Services	24,640,358	24,640,358	—	—
Consumer Services	50,541,685	50,541,685	—	—
Diversified Financials	104,634,326	104,634,326	—	—
Energy	355,988,342	355,988,342	—	—
Food & Staples Retailing	30,737,438	30,737,438	—	—
Food, Beverage & Tobacco	259,700,148	219,614,564	40,085,584	—
Household & Personal Products	43,179,451	43,179,451	—	—
Insurance	122,906,429	122,906,429	—	—
Materials	102,647,581	102,647,581	—	—
Media	24,548,829	24,548,829	—	—
Pharmaceuticals, Biotechnology & Life Sciences	413,260,525	357,408,146	55,852,379	—
Real Estate	19,017,824	19,017,824	—	—
Semiconductors & Semiconductor Equipment	161,660,854	161,660,854	—	—
Software & Services	164,696,472	164,696,472	—	—
Technology Hardware & Equipment	91,393,626	91,393,626	—	—
Telecommunication Services	127,933,743	127,933,743	—	—
Transportation	27,766,981	27,766,981	—	—
Utilities	254,015,393	218,267,675	35,747,718	—
Preferred Stocks	2,184,781	2,184,781	—	—
Asset & Commercial Mortgage Backed Securities	121,712,285	—	121,712,285	—
Corporate Bonds	2,879,298,077	—	2,879,298,077	—
Foreign Government Obligations	213,338,165	—	213,338,165	—
Municipal Bonds	18,161,010	—	18,161,010	—
Senior Floating Rate Interests	8,350,859	—	8,350,859	—
U.S. Government Securities	5,705,842	—	5,705,842	—
Convertible Bonds	1,192,500	—	1,192,500	—
Short-Term Investments	273,456,533	273,456,533	—	—
Foreign Currency Contracts(2)	1,052,325	—	1,052,325	—
Futures Contracts(2)	1,062,796	1,062,796	—	—
Swaps - Credit Default(2)	2,048,869	—	2,048,869	—

Total	$6,579,544,418	$3,177,768,831	$3,401,775,587	$—

Liabilities
Foreign Currency Contracts(2)	$(545,829)	$—	$(545,829)	$—
Futures Contracts(2)	(2,172,100)	(2,172,100)	—	—
Swaps - Credit Default(2)	(1,358,562)	—	(1,358,562)	—

Total	$(4,076,491)	$(2,172,100)	$(1,904,391)	$—

(1)	For the year ended October 31, 2015, investments valued at $2,621,547 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

66

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2015

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Asset & Commercial Mortgage Backed Securities	Corporate Bonds	Total
Beginning balance	$26,997,111	$9,563	$27,006,674
Purchases	—	—	—
Sales	(7,522,145)	—	(7,522,145)
Accrued discounts/(premiums)	65,341	—	65,341
Total realized gain/(loss)	14,191	—	14,191
Net change in unrealized appreciation/depreciation	(134,799)	—	(134,799)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	(19,419,699)	(9,563)	(19,429,262)

Ending balance	$—	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $—.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

67

The Hartford Checks and Balances Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 100.0%
	Domestic Equity Funds - 66.7%
14,997,087	The Hartford Capital Appreciation Fund	$645,624,576
25,534,189	The Hartford Dividend and Growth Fund	649,845,115

	Total Domestic Equity Funds (cost $1,075,254,130)	1,295,469,691

	Taxable Fixed Income Funds - 33.3%
61,901,461	The Hartford Total Return Bond Fund	646,870,267

	Total Taxable Fixed Income Funds (cost $667,720,148)	646,870,267

	Total Affiliated Investment Companies (cost $1,742,974,278)	$1,942,339,958

	Total Long-Term Investments (cost $1,742,974,278)	$1,942,339,958

Total Investments (cost $1,742,974,278)^	100.0%	$1,942,339,958
Other Assets and Liabilities	0.0%	(537,879)

Total Net Assets	100.0%	$1,941,802,079

The accompanying notes are an integral part of these financial statements.

68

The Hartford Checks and Balances Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $1,803,245,332 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$159,944,507
Unrealized Depreciation	(20,849,881)

Net Unrealized Appreciation	$139,094,626

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

69

The Hartford Checks and Balances Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$1,942,339,958	$1,942,339,958	$—	$—

Total	$1,942,339,958	$1,942,339,958	$—	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

70

The Hartford Conservative Allocation Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 100.4%
	Alternative Strategy Funds - 19.3%
1,750,609	Hartford Real Total Return Fund*	$16,473,233
1,865,798	The Hartford Global Real Asset Fund	15,243,567

	Total Alternative Strategy Funds (cost $36,921,511)	31,716,800

	Domestic Equity Funds - 8.8%
103,620	The Hartford Capital Appreciation Fund	4,460,857
277,645	The Hartford Dividend and Growth Fund	7,066,077
91,823	The Hartford MidCap Value Fund	1,486,609
65,583	The Hartford Small Company Fund*	1,488,070

	Total Domestic Equity Funds (cost $13,875,460)	14,501,613

	International/Global Equity Funds - 11.8%
503,595	Hartford Emerging Markets Equity Fund	3,671,205
244,861	The Hartford International Growth Fund	3,148,916
398,227	The Hartford International Opportunities Fund	6,299,955
209,491	The Hartford International Small Company Fund	3,092,081
212,226	The Hartford International Value Fund	3,123,968

	Total International/Global Equity Funds (cost $20,673,500)	19,336,125

	Taxable Fixed Income Funds - 60.5%
3,479,343	The Hartford Inflation Plus Fund	37,402,934
387,869	The Hartford Strategic Income Fund	3,304,642
2,210,972	The Hartford Total Return Bond Fund	23,104,662
3,385,912	The Hartford World Bond Fund	35,518,221

	Total Taxable Fixed Income Funds (cost $104,737,461)	99,330,459

	Total Affiliated Investment Companies (cost $176,207,932)	$164,884,997

	Total Long-Term Investments (cost $176,207,932)	$164,884,997

Total Investments (cost $176,207,932)^	100.4%	$164,884,997
Other Assets and Liabilities	(0.4)%	(590,908)

Total Net Assets	100.0%	$164,294,089

The accompanying notes are an integral part of these financial statements.

71

The Hartford Conservative Allocation Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $177,409,091 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$660,593
Unrealized Depreciation	(13,184,687)

Net Unrealized Depreciation	$(12,524,094)

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

72

The Hartford Conservative Allocation Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$164,884,997	$164,884,997	$—	$—

Total	$164,884,997	$164,884,997	$—	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

73

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.7%
		Cayman Islands - 0.5%
$	255,000	Ares CLO Ltd. 1.66%, 04/20/2023(1)(2)	$248,906
	250,000	Carlyle Global Market Strategies Ltd. 1.84%, 04/17/2025(1)(2)	248,375
	350,000	Dryden Senior Loan Fund 1.80%, 07/15/2026(1)(2)	347,795
		Madison Park Funding Ltd.
	300,000	1.60%, 10/23/2025(1)(2)	294,690
	250,000	2.70%, 01/27/2026(1)(2)	245,650
	250,000	Magnetite CLO Ltd. 2.27%, 07/25/2026(1)(2)	245,150
	285,000	OZLM Funding Ltd. 1.87%, 04/17/2026(1)(2)	283,147

			1,913,713

		United Kingdom - 0.1%
		Granite Master Issuer plc
	123,007	0.33%, 12/20/2054(2)	122,355
	25,018	0.37%, 12/20/2054(2)	24,891
	133,431	0.39%, 12/20/2054(2)	132,791

			280,037

		United States - 6.1%
	315,000	Ally Auto Receivables Trust 1.49%, 11/15/2019	315,420
	100,000	Ally Master Owner Trust 1.54%, 09/15/2019	99,964
	36,342	American Credit Acceptance Receivables Trust 1.33%, 07/10/2018(1)	36,267
		AmeriCredit Automobile Receivables Trust
	298,176	2.64%, 10/10/2017	299,263
	130,921	2.67%, 01/08/2018	131,322
	129,798	ARI Fleet Lease Trust 0.50%, 01/15/2021(1)(2)	129,495
	282,790	Asset Backed Securities Corp. Home Equity Loan Trust 0.71%, 08/25/2034(2)	253,121
	277,936	Banc of America Commercial Mortgage Trust 5.74%, 02/10/2051(2)	293,888
	69,409	Banc of America Mortgage Trust 2.71%, 04/25/2034(2)	70,169
		Bear Stearns Adjustable Rate Mortgage Trust
	27,470	2.48%, 08/25/2035(2)	27,586
	317,092	2.81%, 07/25/2036(2)	266,959
	551,664	Bear Stearns Asset Backed Securities Trust 6.00%, 11/25/2035	504,112
	284,294	Bear Stearns Commercial Mortgage Securities, Inc. 5.71%, 06/11/2040(2)	295,509
	180,000	Cabela’s Master Credit Card Trust 0.65%, 07/15/2022(2)	178,136
	15,000	Capital Auto Receivables Asset Trust 2.22%, 01/22/2019	15,133
	203,095	Commercial Mortgage Pass-Through Certificates 5.76%, 06/10/2046(2)	205,097
		Connecticut Avenue Securities
	2,185,000	2.80%, 05/25/2024(2)	1,926,682
	405,000	3.10%, 07/25/2024(2)	364,543
	1,060,000	3.20%, 07/25/2024(2)	955,650
	825,000	4.60%, 01/25/2024(2)	825,478

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.7% - (continued)
	United States - 6.1% - (continued)
$940,000	4.75%, 02/25/2025(2)	$923,643
775,000	5.10%, 11/25/2024(2)	776,661
555,000	5.20%, 11/25/2024(2)	557,750
430,000	5.45%, 10/25/2023(2)	449,533
462,911	Countrywide Alternative Loan Trust 5.25%, 08/25/2035	424,107
332,009	Countrywide Home Loans, Inc. 2.72%, 09/25/2047(2)	296,900
	Credit Acceptance Automotive Loan Trust
250,000	1.83%, 04/15/2021(1)	250,146
300,000	2.26%, 10/15/2021(1)	299,909
220,000	Drive Auto Receivables Trust 2.12%, 06/17/2019(1)	220,055
148,811	Fifth Third Automotive Trust 0.88%, 10/16/2017	148,851
	First Investors Automotive Owner Trust
130,801	1.06%, 11/15/2018(1)	130,787
97,780	1.23%, 03/15/2019(1)	97,789
	FREMF Mortgage Trust
160,000	3.42%, 11/25/2046(1)(2)	161,855
105,000	3.82%, 06/25/2047(1)(2)	109,158
500,000	3.94%, 07/25/2045(1)(2)	509,586
215,000	4.22%, 06/25/2047(1)(2)	221,852
500,000	GE Commercial Mortgage Corp. 4.53%, 06/10/2048(2)	498,942
100,000	GE Equipment Transportation LLC 1.31%, 09/24/2020	100,345
100,000	Green Tree Agency Advance Funding Trust I 2.30%, 10/15/2046(1)	99,907
300,000	GS Mortgage Securities Trust 5.16%, 12/10/2043(1)(2)	337,252
	GSR Mortgage Loan Trust
120,301	2.27%, 01/25/2035(2)	116,804
361,581	2.71%, 03/25/2047(2)	311,519
170,139	2.72%, 09/25/2035(2)	173,037
263,804	JP Morgan Chase Commercial Mortgage Securities Corp. 5.91%, 04/15/2045(2)	266,942
174,850	JP Morgan Mortgage Acquisition Trust 4.57%, 11/25/2036(3)	175,804
145,829	JP Morgan Mortgage Trust 3.00%, 09/25/2044(1)(2)	147,718
	LB-UBS Commercial Mortgage Trust
366,087	5.43%, 02/15/2040	379,385
345,993	6.11%, 04/15/2041(2)	371,943
	LSTAR Securities Investment Trust
194,833	2.19%, 01/01/2020(1)(2)	191,287
288,671	2.19%, 05/01/2020(1)(2)	283,302
307,314	2.19%, 08/01/2020(1)(2)	302,028
125,000	2.19%, 10/01/2020(1)(2)	123,250
196,710	2.19%, 12/01/2021(1)(2)	194,313
370,000	MASTR Adjustable Rate Mortgages Trust 0.83%, 03/25/2035(2)	360,587
167,541	Morgan Stanley Capital I Trust 5.76%, 10/15/2042(2)	167,635
	MortgageIT Trust
286,688	0.50%, 08/25/2035(2)	265,217
267,101	0.84%, 02/25/2035(2)	260,570
200,000	Nationstar Agency Advance Funding Trust 1.89%, 02/18/2048(1)	197,718

The accompanying notes are an integral part of these financial statements.

74

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.7% - (continued)
		United States - 6.1% - (continued)
$	16,675	New York City Tax Lien 1.03%, 11/10/2027(1)	$16,655
	340,000	NRZ Advance Receivables Trust 3.30%, 08/17/2048(1)	337,586
	160,000	Ocwen Master Advance Receivables Trust 2.54%, 09/17/2046(1)	160,000
	410,000	Opteum Mortgage Acceptance Corp. 0.63%, 04/25/2035(2)	380,530
	90,348	Option One Mortgage Loan Trust 0.70%, 02/25/2035(2)	89,174
	94,214	Oscar US Funding Trust 1.00%, 08/15/2017(1)	94,280
		Prestige Automotive Receivables Trust
	255,483	1.33%, 05/15/2019(1)	255,983
	150,000	3.25%, 07/15/2019(1)	151,195
	75,193	Residential Asset Mortgage Products Trust 0.61%, 11/25/2035(2)	74,170
	61,392	Residential Asset Securities Corp. 0.49%, 03/25/2036(2)	60,528
		Santander Drive Automotive Receivables Trust
	100,000	1.82%, 05/15/2019	100,255
	207,654	3.01%, 04/16/2018	208,605
	56,434	3.78%, 11/15/2017	56,559
	19,686	3.82%, 08/15/2017	19,703
	89,976	Skopos Auto Receivables Trust 3.10%, 12/15/2023(1)	89,718
	51,770	Soundview Home Loan Trust 0.62%, 11/25/2035(2)	51,232
	155,000	Springleaf Funding Trust 2.41%, 12/15/2022(1)	154,916
	97,410	Structured Asset Securities Corp. 0.35%, 02/25/2036(2)	96,551
	228,281	Thornburg Mortgage Securities Trust 2.22%, 04/25/2045(2)	226,968
		Towd Point Mortgage Trust
	176,641	2.75%, 04/25/2055(1)(2)	176,978
	145,000	2.75%, 05/25/2055(1)(2)	144,478
	249,272	3.00%, 03/25/2054(1)(2)	251,266
	170,000	Wachovia Bank Commercial Mortgage Trust 5.28%, 10/15/2044(1)(2)	169,761
	66,905	Wells Fargo Home Equity Trust 0.61%, 04/25/2035(2)	66,770
		Westlake Automobile Receivables Trust
	169,055	1.17%, 03/15/2018(1)	168,951
	250,000	3.40%, 01/15/2021(1)	248,926
	340,000	World Omni Automotive Receivables Trust 1.06%, 09/16/2019	339,920

			22,289,539

		Total Asset & Commercial Mortgage Backed Securities (cost $24,791,341)	$24,483,289

CORPORATE BONDS - 3.7%
		Argentina - 0.2%
$	700,000	YPF S.A. 8.50%, 07/28/2025(4)	$688,100

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 3.7% - (continued)
		Australia - 0.1%
$	200,000	QBE Insurance Group Ltd. 6.75%, 12/02/2044(2)(4)	$207,000

		Austria - 0.1%
EUR	200,000	BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG 8.13%, 10/30/2023(4)	273,714
$	200,000	Erste Group Bank AG 5.50%, 05/26/2025(2)(4)	197,000

			470,714

		Belgium - 0.1%
EUR	350,000	KBC Groep N.V. 5.63%, 03/19/2019(2)(4)(5)	384,397

		Canada - 0.0%
$	100,000	Encana Corp. 6.50%, 02/01/2038	88,959

		Denmark - 0.1%
EUR	200,000	Danske Bank AS 5.75%, 04/06/2020(2)(4)(5)	221,855
	100,000	Nykredit Realkredit AS 4.00%, 06/03/2036(2)(4)	110,245

			332,100

		France - 0.4%
$	325,000	AXA S.A. 6.46%, 12/14/2018(2)(4)(5)	337,594
EUR	200,000	Credit Agricole Assurances S.A. 4.25%, 01/13/2025(2)(4)(5)	212,908
		Credit Agricole S.A.
$	225,000	6.63%, 09/23/2019(2)(4)(5)	221,625
	200,000	8.13%, 09/19/2033(2)(4)	221,000
	125,000	Natixis 10.00%, 04/29/2049(2)(4)(5)	143,437
		Societe Generale S.A.
	400,000	6.00%, 01/27/2020(2)(4)(5)	380,000
EUR	100,000	6.75%, 04/07/2021(2)(4)(5)	111,615

			1,628,179

		Germany - 0.1%
$	350,000	Commerzbank AG 8.13%, 09/19/2023(4)	405,272

		Guernsey - 0.1%
	285,000	Credit Suisse Group Funding Guernsey Ltd. 4.88%, 05/15/2045(1)	285,078

		Hong Kong - 0.1%
	200,000	AIA Group Ltd. 3.20%, 03/11/2025(4)	192,855

		Ireland - 0.2%
	200,000	Aquarius & Investments plc Swiss Reinsurance Co., Ltd. 6.38%, 09/01/2024(2)(4)	207,123
EUR	250,000	Baggot Securities Ltd. 10.24%, 01/01/2016(4)(5)	277,662
	200,000	Bank of Ireland 1.25%, 04/09/2020(4)	221,396
$	200,000	Willow No 2 Ireland plc for Zurich Insurance Co., Ltd. 4.25%, 10/01/2045(2)(4)	186,497

			892,678

The accompanying notes are an integral part of these financial statements.

75

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 3.7% - (continued)
		Italy - 0.4%
EUR	150,000	Banca Popolare di Milano Scarl 4.25%, 01/30/2019(4)	$174,870
		Intesa Sanpaolo S.p.A.
$	200,000	5.25%, 01/12/2024	217,460
	630,000	7.70%, 09/17/2025(1)(2)(5)	637,087
EUR	300,000	Intesa Sanpaolo Vita S.p.A. 4.75%, 12/17/2024(2)(4)(5)	329,645

			1,359,062

		Netherlands - 0.1%
	100,000	Achmea B.V. 6.00%, 04/04/2043(2)(4)	121,044
$	280,000	ING Groep N.V. 6.00%, 04/16/2020(2)(5)	274,050
EUR	125,000	Swiss Reinsurance Co. via ELM B.V. 2.60%, 09/01/2025(2)(4)(5)	125,751

			520,845

		Spain - 0.2%
	200,000	Banco Bilbao Vizcaya Argentaria S.A. 7.00%, 02/19/2019(2)(4)(5)	220,285
		Bankia S.A.
	200,000	4.00%, 05/22/2024(2)(4)	219,680
	100,000	4.13%, 03/24/2036	137,761
$	100,000	BBVA International Preferred SAU 5.92%, 04/18/2017(2)(5)	101,750
EUR	200,000	CaixaBank S.A. 5.00%, 11/14/2023(2)(4)	231,594

			911,070

		Switzerland - 0.3%
		Credit Suisse Group AG
	200,000	5.75%, 09/18/2025(2)(4)	243,332
$	275,000	6.25%, 12/18/2024(2)(4)(5)	273,134
		UBS AG
	275,000	4.75%, 05/22/2023(2)(4)	282,741
	250,000	5.13%, 05/15/2024(4)	254,719

			1,053,926

		United Kingdom - 0.8%
	200,000	Abbey National Treasury Services plc 4.00%, 03/13/2024	209,535
	300,000	Barclays plc 3.65%, 03/16/2025	290,137
GBP	200,000	Coventry Building Society 6.38%, 11/01/2019(2)(4)(5)	295,987
$	275,000	HSBC Holdings plc 5.63%, 01/17/2020(2)(5)	274,828
	350,000	Lloyds Banking Group plc 7.50%, 06/27/2024(2)(5)	371,875
GBP	400,000	Nationwide Building Society 6.88%, 06/20/2019(2)(4)(5)	621,279
$	220,000	Royal Bank of Scotland Group plc 8.00%, 08/10/2025(2)(5)	229,900
	200,000	Royal Bank of Scotland plc 5.63%, 08/24/2020	225,774
	325,000	Santander UK Group Holdings plc 5.63%, 09/15/2045(1)	328,176

			2,847,491

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 3.7% - (continued)
		United States - 0.4%
$	125,000	Concho Resources, Inc. 5.50%, 04/01/2023	$125,625
	175,000	Continental Resources, Inc. 4.90%, 06/01/2044	132,622
	125,000	Diamondback Energy, Inc. 7.63%, 10/01/2021	133,125
	150,000	Everest Acquisition Finance, Inc. 9.38%, 05/01/2020	130,500
		Laredo Petroleum, Inc.
	60,000	5.63%, 01/15/2022	56,400
	65,000	7.38%, 05/01/2022	64,188
	125,000	Noble Energy, Inc. 5.05%, 11/15/2044	114,368
	150,000	QEP Resources, Inc. 5.38%, 10/01/2022	135,000
	150,000	Range Resources Corp. 5.00%, 08/15/2022	133,492
	125,000	Rice Energy, Inc. 6.25%, 05/01/2022	113,125
	125,000	RSP Permian, Inc. 6.63%, 10/01/2022	123,750
	15,000	Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/2036	16,491
	150,000	Whiting Petroleum Corp. 6.25%, 04/01/2023	139,500
		WPX Energy, Inc.
	50,000	7.50%, 08/01/2020	46,750
	75,000	8.25%, 08/01/2023	70,500

			1,535,436

		Total Corporate Bonds (cost $14,165,716)	$13,803,162

FOREIGN GOVERNMENT OBLIGATIONS - 5.6%
		Argentina - 0.2%
$	750,000	City of Buenos Aires Argentina 8.95%, 02/19/2021(4)	$791,250

		Brazil - 1.0%
		Brazil Notas do Tesouro Nacional Series F
BRL	12,528,000	10.00%, 01/01/2021	2,628,909
	5,066,000	10.00%, 01/01/2025	962,993

			3,591,902

		Germany - 0.8%
EUR	2,350,007	Deutsche Bundesrepublik Inflation Linked Bond 0.10%, 04/15/2023(4)(6)	2,762,585

		Greece - 0.2%
		Hellenic Republic Government Bond
	75,450,000	0.00%, 10/15/2042(2)	341,001
	125,000	3.00%, 02/24/2028(2)(3)(4)	92,071
	350,000	3.00%, 02/24/2035(2)(3)(4)	231,304
	16,675	New York City Tax Lien 1.03%, 11/10/2027(1)	16,655

			664,376

		Italy - 0.3%
		Italy Buoni Poliennali Del Tesoro
	376,825	2.10%, 09/15/2017(4)(6)	434,401
	569,048	2.55%, 09/15/2041(4)(6)	793,468

			1,227,869

The accompanying notes are an integral part of these financial statements.

76

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 5.6% - (continued)
		Japan - 1.1%
		Japanese Government CPI Linked Bond
JPY	148,585,800	0.10%, 09/10/2023(6)	$1,300,911
	316,600,000	0.10%, 09/10/2024(6)	2,788,976

			4,089,887

		Mexico - 0.3%
		Mexican Udibonos
MXN	6,341,728	4.00%, 11/15/2040(6)	408,462
	11,116,946	4.50%, 11/22/2035(6)	772,530

			1,180,992

		New Zealand - 0.8%
		New Zealand Government Bond
NZD	1,828,073	2.00%, 09/20/2025(4)(6)	1,234,322
	2,271,058	3.00%, 09/20/2030(4)(6)	1,690,463

			2,924,785

		Norway - 0.3%
NOK	6,875,000	Norway Government Bond 3.00%, 03/14/2024(1)(4)	903,795

		Portugal - 0.2%
		Portugal Obrigacoes do Tesouro OT
EUR	275,000	3.88%, 02/15/2030(1)(4)	329,669
	350,000	5.65%, 02/15/2024(1)(4)	479,616

			809,285

		Spain - 0.2%
	699,279	Spain Government Inflation Linked Bond 1.80%, 11/30/2024(1)(4)(6)	848,958

		Supranational - 0.1%
INR	20,360,000	International Finance Corp. 8.25%, 06/10/2021	328,813

		Sweden - 0.1%
SEK	2,716,814	Sweden Inflation Linked Bond 3.50%, 12/01/2028(6)	490,341

		Total Foreign Government Obligations (cost $25,025,751)	$20,614,838

U.S. GOVERNMENT AGENCIES - 5.2%
		United States - 5.2%
		FHLMC - 1.4%
$	460,000	3.50%, 10/25/2027(2)	$435,486
	725,000	4.70%, 02/25/2024(2)	719,229
	1,120,000	4.10%, 12/25/2027(2)	1,069,795
	500,000	3.50%, 11/01/2045(7)	519,102
	750,000	4.00%, 11/01/2045(7)	796,729
	300,000	4.00%, 12/01/2045(7)	318,105
	498,610	3.50%, 09/01/2045	518,144
	400,000	3.00%, 08/01/2045	403,407
	350,000	4.45%, 11/25/2023(2)	349,099

			5,129,096

		FNMA - 2.4%
	1,075,000	2.50%, 11/01/2030(7)	1,094,316
	1,300,000	3.00%, 11/01/2030(7)	1,352,244
	1,075,000	3.00%, 11/01/2045(7)	1,086,287
	325,000	3.50%, 11/01/2045(7)	338,223
	1,350,000	4.50%, 11/01/2045(7)	1,462,662
	1,000,000	5.00%, 11/01/2045(7)	1,102,187
	100,000	6.00%, 11/01/2045(7)	113,312

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 5.2% - (continued)
		United States - 5.2% - (continued)
$	276,616	5.14%, 10/01/2024	$328,843
	4,847	2.78%, 04/01/2022	4,967
	4,764	3.20%, 04/01/2022	4,993
	281,361	2.83%, 06/01/2022	289,020
	4,762	2.66%, 09/01/2022	4,839
	5,000	2.44%, 01/01/2023	4,996
	262,466	7.27%, 02/01/2031	346,455
	14,721	3.67%, 08/01/2023	15,754
	292,276	3.78%, 10/01/2023	314,992
	25,000	3.93%, 10/01/2023	27,264
	338,640	3.37%, 07/01/2025	350,208
	194,660	3.81%, 11/01/2023	210,192
	5,000	3.70%, 10/01/2023	5,380
	193,282	3.65%, 08/01/2023	206,589
	19,435	3.87%, 10/01/2025	20,866
	5,000	3.86%, 11/01/2023	5,447
	14,389	4.06%, 10/01/2028	15,813
	10,000	3.86%, 12/01/2025	10,733
	4,944	3.45%, 01/01/2024	5,230
	4,944	3.47%, 01/01/2024	5,236
	5,000	3.76%, 03/01/2024	5,398
	5,000	3.97%, 05/01/2029	5,377
	20,000	3.34%, 04/01/2024	21,023
	30,000	2.76%, 05/01/2021	31,132
	30,000	3.21%, 05/01/2023	31,399
	132,042	3.42%, 04/01/2024	139,362
	29,590	3.89%, 05/01/2030	32,669
	9,812	3.96%, 05/01/2034	10,995

			9,004,403

		GNMA - 1.4%
	1,297,232	3.50%, 09/20/2045	1,361,258
	499,201	3.00%, 08/15/2045	509,513
	300,000	4.00%, 11/01/2045(7)	319,527
	1,000,000	6.00%, 11/01/2045(7)	1,126,563
	150,000	3.00%, 11/01/2045(7)	153,211
	1,425,000	3.50%, 11/01/2045(7)	1,493,049

			4,963,121

		Total U.S. Government Agencies (cost $19,136,316)	$19,096,620

U.S. GOVERNMENT SECURITIES - 4.5%
		United States - 4.5%
		U.S. Treasury Bonds - 1.2%
$	647,881	0.63%, 02/15/2043(6)	$557,886
	511,300	1.38%, 02/15/2044(6)	529,788
	2,551,111	3.38%, 04/15/2032(6)	3,518,740

			4,606,414

		U.S. Treasury Notes - 3.3%
	8,726,863	0.13%, 04/15/2020(6)	8,660,958
	3,613,785	0.13%, 01/15/2023(6)	3,491,867

			12,152,825

		Total U.S. Government Securities (cost $17,199,767)	$16,759,239

The accompanying notes are an integral part of these financial statements.

77

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 58.3%
	Australia - 0.5%
9,356	ALE Property Group REIT	$25,978
1,842	BHP Billiton Ltd. ADR	60,583
23,328	Buru Energy Ltd.*	5,065
1,967	Domino’s Pizza Enterprises Ltd.	65,052
203,033	Evolution Mining Ltd.	202,244
18,588	Folkestone Education Trust REIT	29,327
21,991	Generation Healthcare REIT	28,002
15,366	Goodman Group REIT	65,926
10,133	GPT Group REIT	34,319
1,086	GrainCorp Ltd. Class A	6,962
289,143	Kingsgate Consolidated Ltd.*	135,401
948,010	Mirabela Nickel Ltd.*(8)(9)	56,110
24,803	New South Resources Ltd.*	27,749
10,863	Nufarm Ltd.	64,352
391,935	OceanaGold Corp.	749,340
5,393	Origin Energy Ltd.	20,956
24,647	Orora Ltd.	40,753
319,972	Perseus Mining Ltd.*	84,903
13,329	Santos Ltd.	55,024
6,545	Treasury Wine Estates Ltd.	32,758
12,975	Westfield Corp. REIT	94,135

		1,884,939

	Austria - 0.3%
579	Schoeller-Bleckmann Oilfield Equipment AG	34,804
46,986	Wienerberger AG	866,287

		901,091

	Belgium - 0.1%
3,057	Anheuser-Busch InBev N.V. ADR	364,792
1,261	UCB S.A.	108,998
1,384	Umicore S.A.	58,762

		532,552

	Brazil - 0.0%
3,004	BRF S.A. ADR	46,051
5,182	Cosan Ltd. Class A	18,137
2,805	SLC Agricola S.A.	12,525

		76,713

	British Virgin Islands - 0.1%
73,373	Atlas Mara Ltd.*	442,806
2,711	Atlas Mara Ltd.*	16,226

		459,032

	Canada - 1.5%
964	Agrium, Inc.	89,684
11,799	Alamos Gold, Inc. Class A*	45,308
6,127	AuRico Metals, Inc.*	3,725
3,760	Bank of Montreal	218,653
4,680	Bank of Nova Scotia	220,078
1,939	BCE, Inc.	83,812
11,387	Black Diamond Group Ltd.	73,237
30,392	Callidus Capital Corp.	260,549
1,296	Canadian Apartment Properties REIT	26,681
16,040	Canadian Imperial Bank of Commerce	1,230,110
3,105	Canadian Natural Resources Ltd.	71,997
95,716	Centerra Gold, Inc.	538,750
10,210	EcoSynthetix, Inc.*	10,307
3,435	Enbridge, Inc.	146,640
11,723	First National Financial Corp.	199,298
1,669	Goldcorp, Inc.	21,397

Shares or Principal Amount		Market Value†
COMMON STOCKS - 58.3% - (continued)
	Canada - 1.5% - (continued)
1,100	Home Capital Group, Inc.	$26,793
1,105	IMAX Corp.*	42,421
1,571	Imperial Oil Ltd.	52,236
20,595	Lundin Mining Corp.*	66,438
1,460	Methanex Corp.	58,298
30,005	National Bank of Canada	993,818
6,974	Potash Corp. of Saskatchewan, Inc.	141,230
4,880	Quebecor, Inc. Class B	114,909
3,860	Royal Bank of Canada	220,719
37,542	Strad Energy Services Ltd.	63,163
1,495	TELUS Corp.	49,894
232,168	Timmins Gold Corp.*	47,939
5,236	TransCanada Corp.	176,115
42,868	Trinidad Drilling Ltd.	74,419
3,423	Veresen, Inc.	29,790

		5,398,408

	Cayman Islands - 0.0%
5,007	Cheung Kong Infrastructure Holdings Ltd.	35,035

	China - 2.6%
32,175	AAC Technologies Holdings, Inc.	204,047
148,902	Agricultural Bank of China Ltd. Class H	60,888
6,501	Alibaba Group Holding Ltd. ADR*	544,979
19,193	Anhui Expressway Co., Ltd. Class H	16,456
131,870	ANTA Sports Products Ltd.	368,884
4,891	Baidu, Inc. ADR*	916,916
120,308	Bank of China Ltd. Class H	56,733
83,430	Bank of Communications Co., Ltd. Class H	61,538
22,468	China BlueChemical Ltd. Class H	6,701
90,354	China CITIC Bank Corp. Ltd. Class H*	58,430
26,301	China Coal Energy Co., Ltd. Class H	11,256
85,141	China Construction Bank Corp. Class H	61,706
22,435	China COSCO Holdings Co., Ltd. Class H*(8)(9)	14,299
119,228	China Everbright Bank Co., Ltd. Class H	58,429
119,970	China Lesso Group Holdings Ltd.	96,997
72,834	China Life Insurance Co., Ltd. Class H	262,645
33,240	China Longyuan Power Group Corp. Ltd. Class H	30,389
52,000	China Mengniu Dairy Co., Ltd.	100,724
59,400	China Minsheng Banking Corp. Ltd. Class H	59,694
17,160	China Molybdenum Co., Ltd. Class H	9,513
7,749	China Oilfield Services Ltd. Class H	8,633
68,426	China Pacific Insurance Group Co., Ltd. Class H	272,568
11,733	China Railway Group Ltd. Class H	11,052
33,969	China Shipping Container Lines Co., Ltd. Class H*(8)(9)	13,630
17,165	China Shipping Development Co., Ltd. Class H(8)(9)	12,158
30,119	ChinaCache International Holdings Ltd.	226,194
18,707	CITIC Securities Co., Ltd. Class H	40,310
166,324	Cowell e Holdings, Inc.*	79,810
14,497	CRRC Corp., Ltd. Class H*	18,429
30,324	Dalian Port PDA Co., Ltd. Class H	10,936
27,903	Datang International Power Generation Co., Ltd. Class H	10,269
94,190	Dongfeng Motor Group Co., Ltd. Class H	135,200
6,565	ENN Energy Holdings Ltd.	37,609
16,770	First Tractor Co., Ltd. Class H	11,384
34,658	Fosun International Ltd.	63,112

The accompanying notes are an integral part of these financial statements.

78

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 58.3% - (continued)
	China - 2.6% - (continued)
173,715	Great Wall Motor Co., Ltd. Class H	$210,953
71,000	Greatview Aseptic Packaging Co., Ltd.	33,331
45,905	Guangzhou Automobile Group Co., Ltd. Class H	40,139
26,094	Haitong Securities Co., Ltd. Class H	45,401
5,302	Hollysys Automation Technologies Ltd.	113,410
1,254,480	Huadian Fuxin Energy Corp. Ltd. Class H	384,334
38,017	Industrial & Commercial Bank of China Ltd. Class H	24,114
203,512	Lenovo Group Ltd.	189,090
108,000	Li Ning Co., Ltd.*	56,272
16,919	Luoyang Glass Co., Ltd. Class H*	12,059
34,588	Metallurgical Corp. of China Ltd. Class H(8)(9)	12,763
26,670	Nanjing Panda Electronics Co., Ltd. Class H	22,385
13,103	New China Life Insurance Co., Ltd. Class H	57,698
32,575	New Oriental Education & Technology Group, Inc. ADR	896,138
34,538	Noah Holdings Ltd. ADR*	967,755
12,649	PetroChina Co., Ltd. Class H	9,903
12,106	Ping An Insurance Group Co. of China Ltd. Class H	67,954
15,516	Shanghai Electric Group Co., Ltd. Class H(8)(9)	9,629
17,000	Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	55,232
16,706	Shenzhen Expressway Co., Ltd. Class H	12,873
28,021	Sichuan Expressway Co., Ltd. Class H	9,753
29,647	Sinopec Oilfield Service Corp. Class H*	9,348
219,212	Sunny Optical Technology Group Co., Ltd.	509,694
62,394	Tencent Holdings Ltd.	1,176,088
14,205	Tianjin Capital Environmental Protection Group Co., Ltd. Class H	10,662
5,103	Tsingtao Brewery Co., Ltd. Class H	24,359
11,031	Vipshop Holdings Ltd. ADR*	226,356
15,438	Yanzhou Coal Mining Co., Ltd. Class H	7,413
390,128	Zhaojin Mining Industry Co., Ltd. Class H	219,864
19,166	Zhengzhou Coal Mining Machinery Group Co., Ltd. Class H	8,812

		9,376,300

	Denmark - 0.1%
7,982	DSV A/S	323,904
719	GronlandsBANKEN A/S	64,454

		388,358

	Egypt - 0.0%
146,014	Centamin plc	142,831

	Finland - 0.0%
2,182	Elisa Oyj	82,209
1,409	Kemira Oyj	16,689
1,282	Tikkurila Oyj	23,529

		122,427

	France - 2.0%
2,254	Airbus Group SE	156,958
435	Arkema S.A.	31,789
12,017	AXA S.A.	320,711
4,892	BNP Paribas S.A.	296,441
4,786	Carrefour S.A.	155,956
29,286	Cie de Saint-Gobain	1,225,943
91,852	Coface S.A.*	743,700
33,088	Credit Agricole S.A.	417,918

Shares or Principal Amount		Market Value†
COMMON STOCKS - 58.3% - (continued)
	France - 2.0% - (continued)
4,259	Engie S.A.	$74,536
732	Essilor International S.A.	96,085
60,494	Groupe Eurotunnel SE	846,807
1,374	Legrand S.A.	75,301
706	LVMH Moet Hennessy Louis Vuitton SE	131,436
6,962	Rexel S.A.	95,016
10,093	Schneider Electric SE	608,761
46,625	Suez Environnement Co.	885,308
1,227	Total S.A. ADR	59,178
218	Unibail-Rodamco SE REIT	60,676
17,044	Vinci S.A.	1,147,508

		7,430,028

	Germany - 1.4%
5,240	Bayerische Motoren Werke AG	536,725
1,032	Beiersdorf AG	98,015
2,058	Brenntag AG	124,269
2,161	Deutsche Telekom AG	40,479
40,037	Deutsche Wohnen AG	1,128,609
4,713	E.ON SE	49,718
704	HeidelbergCement AG	52,426
8,127	Hornbach Holding AG & Co. KGaA	625,759
280	K+S AG	7,068
9,884	LEG Immobilien AG	788,004
499	Linde AG	86,554
11,452	Rheinmetall AG	720,295
2,897	Siltronic AG*	75,541
29,380	TUI AG	545,700
1,922	Vonovia SE	64,068
4,168	Zalando SE*(1)	145,650

		5,088,880

	Greece - 1.2%
40,308	Aegean Airlines S.A.	312,949
444,020	Alpha Bank A.E.*	56,611
181,504	Ellaktor S.A.*	356,754
606,486	Eurobank Ergasias S.A.*	20,841
92,415	Frigoglass SAIC*	230,728
107,067	Grivalia Properties REIC AE	975,786
58,977	Hellenic Exchanges - Athens Stock Exchange S.A. Holding	337,658
128,847	Hellenic Telecommunications Organization S.A.	1,206,165
105,216	OPAP S.A.	935,080
731,516	Piraeus Bank S.A.*	75,523

		4,508,095

	Hong Kong - 0.9%
39,330	AIA Group Ltd.	230,605
59,674	Asian Citrus Holdings Ltd.*	7,828
13,196	ASM Pacific Technology Ltd.	93,700
5,700	Beijing Enterprises Holdings Ltd.	35,983
91,825	Brilliance China Automotive Holdings Ltd.	127,328
10,800	Cheung Kong Infrastructure Holdings Ltd.	100,191
41,999	China Merchants Holdings International Co., Ltd.	139,478
124,370	China Resources Gas Group Ltd.	341,153
193,450	China Unicom Hong Kong Ltd.	235,755
12,654,548	G-Resources Group Ltd.	282,777
248,000	Global Brands Group Holding Ltd.*	51,417
206,505	Guangdong Investment Ltd.	290,420
57,000	HKT Trust & HKT Ltd.	68,321

The accompanying notes are an integral part of these financial statements.

79

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 58.3% - (continued)
	Hong Kong - 0.9% - (continued)
30,243	Hong Kong & China Gas Co., Ltd.	$61,319
2,750	IMAX China Holding, Inc.*(1)	15,257
11,101	Link REIT	66,325
7,530	MGM China Holdings Ltd.	10,983
484,270	Mongolian Mining Corp.*	13,559
28,060	Nine Dragons Paper Holdings Ltd.	18,515
310,000	Pacific Basin Shipping Ltd.	91,696
145,855	PAX Global Technology Ltd.	190,729
90,110	Sands China Ltd.	324,482
23,800	Techtronic Industries Co., Ltd.	87,005
1,181,767	Tongda Group Holdings Ltd.	240,681
500,570	Xinyi Glass Holdings Ltd.	259,327

		3,384,834

	Hungary - 0.0%
300	Wizz Air Holdings plc*(1)	8,765

	India - 4.0%
165,443	Apollo Tyres Ltd.	433,630
14,085	Arvind Infrastructure Ltd.*	13,170
133,027	Arvind Ltd.	562,935
8,367	Bajaj Auto Ltd.	326,750
265,505	Bank of Baroda	646,854
148,757	Bharat Heavy Electricals Ltd.	451,508
45,745	Bharat Petroleum Corp. Ltd.	608,435
17,354	Bharti Infratel Ltd.	103,139
188,671	Canara Bank	796,471
27,704	Ceat Ltd.	456,580
100,526	Coal India Ltd.	490,984
14,601	Container Corp. Of India Ltd.	295,912
108,013	Engineers India Ltd.	323,389
100,992	Exide Industries Ltd.	230,548
43,652	GAIL India Ltd.	205,697
33,822	Gateway Distriparks Ltd.	172,798
178,495	Gujarat State Fertilisers & Chemicals Ltd.	197,155
61,258	HCL Technologies Ltd.	815,898
23,960	Idea Cellular Ltd.	51,225
56,352	Indian Oil Corp. Ltd.	343,695
14,642	Indraprastha Gas Ltd.	109,324
31,814	Infosys Ltd.	552,249
13,968	Ipca Laboratories Ltd.	166,359
133,902	IRB Infrastructure Developers Ltd.	502,304
276,750	Jammu & Kashmir Bank Ltd.	351,468
482	MRF Ltd.	293,263
291,706	NTPC Ltd.	592,246
89,005	Oil & Natural Gas Corp. Ltd.	335,989
12,737	Oil India Ltd.	79,018
12,802	PC Jeweller Ltd.	86,964
137,769	Power Grid Corp. of India Ltd.	270,894
160,850	Punjab National Bank	315,105
204,954	Redington India Ltd.	372,731
49,497	Sun TV Network Ltd.	300,044
19,023	Tata Chemicals Ltd.	118,742
18,164	Tata Consultancy Services Ltd.	692,506
69,871	Tata Motors Ltd.*	412,638
391,588	Tata Power Co., Ltd.	411,727
219,160	Union Bank of India	523,239
59,139	Wipro Ltd.	518,188

		14,531,771

	Indonesia - 0.1%
1,607,169	Bank Tabungan Pensiunan Nasional Tbk PT*	307,050

Shares or Principal Amount		Market Value†
COMMON STOCKS - 58.3% - (continued)
	Indonesia - 0.1% - (continued)
14,497	Bumitama Agri Ltd.	$8,330
745,600	Media Nusantara Citra Tbk PT	96,743
452,100	Telekomunikasi Indonesia Persero Tbk PT	88,696

		500,819

	Ireland - 1.3%
165,032	C&C Group plc	657,131
596,281	Cairn Homes plc*	662,258
42,646	CRH plc	1,167,008
1,125	Fleetmatics Group plc*	62,618
485,892	Hibernia plc REIT	719,183
310,202	Irish Residential Properties plc REIT	382,047
300	Paddy Power plc	34,690
66,966	Permanent TSB Group Holdings plc*	321,803
31,965	Smurfit Kappa Group plc	909,692

		4,916,430

	Israel - 0.6%
11,840	Azrieli Group	464,019
86,721	Bezeq The Israeli Telecommunication Corp. Ltd.	185,842
122,208	Harel Insurance Investments & Financial Services Ltd.	516,096
598,137	Israel Discount Bank Ltd. Class A*	1,094,042

		2,259,999

	Italy - 0.7%
43,467	Anima Holding S.p.A.(1)	425,597
16,209	Assicurazioni Generali S.p.A.	307,105
59,610	Banca Popolare dell-Emilia Romagna SC	481,057
4,624	Buzzi Unicem S.p.A.	78,239
48,735	Enel Green Power S.p.A.	103,034
8,069	Eni S.p.A.	131,769
42,254	FinecoBank Banca Fineco S.p.A.	319,352
54,750	Finmeccanica S.p.A.*	715,731
9,573	Snam S.p.A.	49,540

		2,611,424

	Japan - 6.7%
4,360	Aeon Delight Co., Ltd.	125,604
15,550	Aizawa Securities Co., Ltd.	93,352
10,900	Alps Electric Co., Ltd.	338,327
14,981	Amada Co., Ltd.	133,606
6,510	Amano Corp.	84,556
7,800	Asahi Group Holdings Ltd.	240,600
8,690	COOKPAD, Inc.	165,358
3,684	CyberAgent, Inc.	151,311
8,482	Daifuku Co., Ltd.	125,532
3,600	Daiichi Sankyo Co., Ltd.	70,701
3,560	Daiichikosho Co., Ltd.	118,733
1,580	Daito Trust Construction Co., Ltd.	171,029
4,800	Dena Co., Ltd.	77,013
2,101	Disco Corp.	191,624
1,070	East Japan Railway Co.	101,731
1,900	Eisai Co., Ltd.	118,844
103	Fast Retailing Co., Ltd.	37,624
5,900	Fuji Media Holdings, Inc.	70,186
12,381	FUJIFILM Holdings Corp.	493,862
142,770	Fujitsu Ltd.	674,819
7,040	Funai Electric Co., Ltd.	72,646
32	GLP J-REIT	31,842
6,965	GMO Payment Gateway, Inc.	274,316

The accompanying notes are an integral part of these financial statements.

80

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 58.3% - (continued)
	Japan - 6.7% - (continued)
3,900	Hakuhodo DY Holdings, Inc.	$40,977
3,610	HI-LEX Corp.	110,628
19,300	Hino Motors Ltd.	220,852
6,810	Hitachi Metals Ltd.	77,129
5,980	Hitachi Transport System Ltd.	105,274
12,650	Hosiden Corp.	77,791
4,725	Inaba Denki Sangyo Co., Ltd.	147,434
7,500	Inpex Corp.	71,490
3,211	Iriso Electronics Co., Ltd.	141,594
5,730	Japan Aviation Electronics Industry Ltd.	101,502
5,820	Japan Digital Laboratory Co., Ltd.	74,419
4,900	Japan Petroleum Exploration Co., Ltd.	147,059
1,000	Japan Post Bank Co., Ltd.*	12,016
7,200	JGC Corp.	114,278
1,730	JSR Corp.	27,322
17,973	Kakaku.com, Inc.	335,291
14,060	KDDI Corp.	340,228
1,056	Keyence Corp.	549,762
12,960	Kinden Corp.	168,382
6,474	Kubota Corp.	100,356
5,870	Kuroda Electric Co., Ltd.	118,905
6,520	Kyokuto Securities Co., Ltd.	84,036
5,255	Kyushu Electric Power Co., Inc.*	63,421
46,850	Leopalace21 Corp.*	249,613
23,007	M3, Inc.	445,925
3,204	Mabuchi Motor Co., Ltd.	158,532
9,800	Makino Milling Machine Co., Ltd.	75,906
9,780	Mazda Motor Corp.	191,974
8,090	Melco Holdings, Inc.	139,913
13,015	Minebea Co., Ltd.	143,345
4,030	Mitsubishi Chemical Holdings Corp.	25,113
7,500	Mitsubishi Electric Corp.	78,111
7,600	Mitsubishi Heavy Industries Ltd.	38,315
87,510	Mitsubishi Materials Corp.	305,264
99,250	Mitsubishi UFJ Financial Group, Inc.	641,902
1,552	Mitsui Fudosan Co., Ltd.	42,236
34,700	Mitsui OSK Lines Ltd.	92,663
104,900	Mizuho Financial Group, Inc.	216,078
7,200	MonotaRO Co., Ltd.	185,424
5,308	Murata Manufacturing Co., Ltd.	755,601
9,000	Namura Shipbuilding Co., Ltd.	78,707
10,330	NGK Spark Plug Co., Ltd.	252,104
7,780	Nichicon Corp.	62,372
1,766	Nidec Corp.	133,079
4,377	Nintendo Co., Ltd.	699,736
5,920	Nippo Corp.	103,161
6,110	Nippon Ceramic Co., Ltd.	89,910
9,850	Nippon Express Co., Ltd.	50,744
1,875	Nippon Paint Holdings Co., Ltd.	39,604
400	Nippon Shokubai Co., Ltd.	31,303
11,750	Nippon Telegraph & Telephone Corp.	430,771
2,869	Nippon Telegraph & Telephone Corp. ADR	105,378
31,540	Nippon Television Holdings, Inc.	545,834
31,600	Nissan Motor Co., Ltd.	327,573
5,900	Nissin Kogyo Co., Ltd.	90,748
1,335	Nitto Denko Corp.	85,606
8,230	NSD Co., Ltd.	114,643
10,395	NTT DoCoMo, Inc.	202,448
3,419	Obic Co., Ltd.	180,444
6,410	Olympus Corp.	216,218
10,314	Omron Corp.	341,526

Shares or Principal Amount		Market Value†
COMMON STOCKS - 58.3% - (continued)
	Japan - 6.7% - (continued)
400	Ono Pharmaceutical Co., Ltd.	$54,798
2,204	Otsuka Corp.	106,541
4,150	Pal Co., Ltd.	92,774
23,400	PanaHome Corp.	166,517
3,250	Paramount Bed Holdings Co., Ltd.	104,244
12,002	Rakuten, Inc.	166,266
4,761	Rohm Co., Ltd.	235,344
14,530	San-In Godo Bank Ltd.	134,277
2,760	Sankyo Co., Ltd.	106,370
25,284	SCREEN Holdings Co., Ltd.	149,386
6,536	SCSK Corp.	250,590
2,826	Sekisui House Ltd.	47,043
3,721	Seven & I Holdings Co., Ltd.	169,026
7,555	Shikoku Electric Power Co., Inc.	128,262
9,878	Shimadzu Corp.	153,232
9,459	Shin-Etsu Chemical Co., Ltd.	562,519
112,830	Shinsei Bank Ltd.	236,579
6,810	Shionogi & Co., Ltd.	279,322
35,580	Showa Denko KK	44,812
13,740	SoftBank Group Corp.	769,823
7,371	Sony Corp.	209,524
47,640	Sony Financial Holdings, Inc.	853,831
4,740	Star Micronics Co., Ltd.	64,339
48,409	Sumco Corp.	487,997
360	Sysmex Corp.	20,577
54,470	T&D Holdings, Inc.	715,775
7,900	Tachi-S Co., Ltd.	110,288
7,700	Taihei Dengyo Kaisha Ltd.	81,830
2,420	Taikisha Ltd.	58,583
10,300	Takuma Co., Ltd.	81,330
7,521	TDK Corp.	479,061
4,865	Tenma Corp.	82,427
5,821	THK Co., Ltd.	109,654
5,610	Tokai Rika Co., Ltd.	121,303
7,070	Tokio Marine Holdings, Inc.	272,419
8,930	Tokyo Gas Co., Ltd.	44,193
1,820	Tokyo Ohka Kogyo Co., Ltd.	58,169
6,000	Toyo Tire & Rubber Co., Ltd.	126,256
13,100	Toyota Industries Corp.	688,402
2,800	TS Tech Co., Ltd.	76,792
11,820	TV Asahi Holdings Corp.	197,260
5,960	Ushio, Inc.	82,104
4,940	Wellnet Corp.	97,539
4,020	Xebio Holdings Co., Ltd.	71,926
1,330	Yamato Holdings Co., Ltd.	26,180
3,880	Yamato Kogyo Co., Ltd.	103,352
13,340	Yamazen Corp.	119,130
5,225	Yondoshi Holdings, Inc.	110,615

		24,669,767

	Jersey - 0.2%
112,780	Highland Gold Mining Ltd.	96,642
9,579	Randgold Resources Ltd. ADR	640,548

		737,190

	Kenya - 0.0%
219,700	Safaricom Ltd.	30,834

	Luxembourg - 0.3%
38,965	BRAAS Monier Building Group S.A.	1,020,149
1,254	Grand City Properties S.A.	25,025
5,214	SES S.A.	153,404

The accompanying notes are an integral part of these financial statements.

81

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 58.3% - (continued)
	Luxembourg - 0.3% - (continued)
5,262	Tenaris S.A.	$65,513

		1,264,091

	Macau - 0.0%
47,200	Wynn Macau Ltd.	64,798

	Malaysia - 0.3%
1,965,477	AirAsia Bhd	674,980
294,835	AMMB Holdings Bhd	326,807
4,255	Kuala Lumpur Kepong Bhd	22,543

		1,024,330

	Mauritius - 0.2%
880,310	CIEL Ltd.	166,605
72,794	MCB Group Ltd.	427,690

		594,295

	Mexico - 0.0%
5,590	Mexichem S.A.B. de C.V.	14,542

	Netherlands - 1.2%
10,517	Akzo Nobel N.V.	743,871
1,970	Constellium N.V. Class A*	7,427
29,194	Delta Lloyd N.V.	230,050
8,644	Heineken N.V.	787,320
1,120	IMCD Group N.V.	41,830
32,107	ING Groep N.V.	467,281
295	NXP Semiconductors N.V.*	23,113
16,424	Royal Dutch Shell plc Class A	428,787
31,479	Van Lanschot N.V.	744,866
31,046	Wolters Kluwer N.V.	1,049,271

		4,523,816

	Norway - 0.2%
5,245	Statoil ASA	84,781
112,556	Storebrand ASA*	392,745
7,128	Telenor ASA	134,278
1,141	TGS Nopec Geophysical Co. ASA	22,624
1,726	Yara International ASA	78,405

		712,833

	Romania - 0.0%
1,719	Electrica, S.A. GDR(1)	20,112

	Singapore - 0.9%
99,923	Ascendas REIT	170,122
650	Avago Technologies Ltd.	80,034
398,817	CapitaLand Commerical Trust REIT	400,222
12,276	First Resources Ltd.	16,445
70,953	Golden Agri-Resources Ltd.	19,691
350,495	Keppel REIT	241,224
60,502	Keppel DC REIT	45,095
126,596	Mapletree Commercial Trust REIT	123,695
190,198	Singapore Exchange Ltd.	1,000,704
104,693	Suntec REIT	122,971
61,611	United Overseas Bank Ltd.	894,640
42,856	Wilmar International Ltd.	95,499

		3,210,342

	South Africa - 0.0%
223	Lonmin plc*	87
594	Naspers Ltd. Class N	86,721

		86,808

Shares or Principal Amount		Market Value†
COMMON STOCKS - 58.3% - (continued)
	South Korea - 1.3%
1,027	CJ CheilJedang Corp.	$314,525
7,070	Daewoo International Corp.	123,117
2,348	Doosan Corp.	227,008
3,689	Doosan Heavy Industries & Construction Co., Ltd.	66,390
3,611	Hana Financial Group, Inc.	87,816
9,256	Hyundai Development Co-Engineering & Construction	371,736
1,741	Hyundai Home Shopping Network Corp.	185,882
871	Hyundai Mobis Co., Ltd.	183,110
2,633	Koh Young Technology, Inc.	76,625
28,937	Korea Electric Power Corp.	1,302,876
18,751	LG Uplus Corp.	179,714
1,246	NAVER Corp.	654,243
3,693	NHN Entertainment Corp.*	179,405
337	Samsung Electronics Co., Ltd.	404,206
1,232	SK Telecom Co., Ltd.	260,891
3,292	Suprema, Inc.*	59,485

		4,677,029

	Spain - 0.5%
848	Axiare Patrimonio SOCIMI S.A. REIT	12,108
114,587	CaixaBank S.A.	438,886
3,864	Gas Natural SDG S.A.	83,585
80,614	Iberdrola S.A.	574,870
1,603	Melia Hotels International S.A.	23,147
11,440	Tecnicas Reunidas S.A.	509,502

		1,642,098

	Sweden - 0.2%
1,270	Arcam AB*	23,771
5,080	Avanza Bank Holding AB	200,916
2,435	BillerudKorsnas AB	44,067
2,938	Electrolux AB Series B	86,437
1,855	Fastighets AB Balder Class B*	37,368
2,723	Hennes & Mauritz AB Class B	105,851
4,739	Sandvik AB	44,199
1,668	SKF AB Class B	29,310

		571,919

	Switzerland - 1.0%
8,859	ABB Ltd. ADR	167,258
476	Actelion Ltd.	66,076
505	Cie Financiere Richemont S.A.	43,303
5,847	Coca-Cola HBC AG	139,312
59,329	EFG International AG	596,021
20,635	Gategroup Holding AG*	773,691
8,244	Julius Baer Group Ltd.*	408,758
1,269	LafargeHolcim Ltd.*	71,463
1,243	Mobimo Holding AG	268,074
3,572	PSP Swiss Property AG	310,729
335	Roche Holding AG	90,952
151	Swisscom AG	77,797
362	Syngenta AG	121,621
32,202	UBS Group AG	643,152

		3,778,207

	Taiwan - 1.6%
70,902	Adlink Technology, Inc.	190,264
41,530	Advantech Co., Ltd.	297,425
95,875	Aerospace Industrial Development Corp.	121,694
55,935	Airtac International Group	290,070

The accompanying notes are an integral part of these financial statements.

82

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 58.3% - (continued)
	Taiwan - 1.6% - (continued)
43,287	Catcher Technology Co., Ltd.	$424,820
39,450	Chroma ATE, Inc.	70,317
53,345	Delta Electronics, Inc.	271,237
16,461	eMemory Technology, Inc.	169,127
72,089	Globalwafers Co., Ltd.	154,208
10,482	Hermes Microvision, Inc.	401,822
57,271	Hota Industrial Manufacturing Co., Ltd.	189,867
8,854	King Slide Works Co., Ltd.	116,097
158,304	King Yuan Electronics Co., Ltd.	101,027
6,141	Largan Precision Co., Ltd.	477,209
21,340	PChome Online, Inc.	239,154
133,301	Primax Electronics Ltd.	174,408
22,302	Silergy Corp.	227,253
24,391	Sporton International, Inc.	147,644
42,667	Superalloy Industrial Co., Ltd.	161,802
281,038	Taiwan Semiconductor Manufacturing Co., Ltd.	1,184,200
14,391	Tung Thih Electronic Co., Ltd.	118,276
76,984	Yageo Corp.	121,254
40,656	Yulon Motor Co., Ltd.	43,036

		5,692,211

	Thailand - 0.2%
223,200	Charoen Pokphand Foods PCL	129,901
55,473	Delta Electronics Thailand PCL	131,791
102,293	Hana Microelectronics PCL	99,223
57,577	KCE Electronics PCL	99,961
94,090	Total Access Communication PCL NVDR	179,616

		640,492

	Turkey - 0.1%
27,650	Ulker Biskuvi Sanayi AS	186,529

	United Arab Emirates - 0.0%
13,107	Emaar Malls Group PJSC*	11,184

	United Kingdom - 2.7%
112,151	Acacia Mining plc	332,647
1,641	Al Noor Hospitals Group plc	29,701
16,388	AstraZeneca plc	1,044,448
8,780	AstraZeneca plc ADR	279,994
18,042	BAE Systems plc	122,045
256,381	Balfour Beatty plc*	982,647
5,865	BG Group plc	92,658
4,673	Big Yellow Group plc REIT	53,944
19,903	BP plc	118,283
7,508	British American Tobacco plc	446,047
1,430	CNH Industrial N.V.	9,710
106,807	Cobham plc	456,021
592	Croda International plc	26,407
812	Derwent London plc REIT	48,495
3,347	Ensco plc Class A	55,661
2,610	Hammerson plc REIT	25,572
52,021	HSBC Holdings plc	406,438
9,610	Imperial Tobacco Group plc	517,479
6,666	Informa plc	58,297
184,692	Intu Properties plc REIT	983,178
11	Kennedy Wilson Europe Real Estate plc	203
23,674	Marks & Spencer Group plc	186,936
11,393	National Grid plc	162,292
2,117	Nielsen Holdings plc	100,579
1,818	NMC Health plc	21,356
12,380	Nomad Foods Ltd.*	180,748

Shares or Principal Amount		Market Value†
COMMON STOCKS - 58.3% - (continued)
	United Kingdom - 2.7% - (continued)
26,248	OM Asset Management plc	$398,445
145,721	Petra Diamonds Ltd.	167,511
7,608	Pets at Home Group plc	33,835
3,672	PureCircle Ltd.*	24,907
155,253	QinetiQ Group plc	534,889
4,706	Reckitt Benckiser Group plc	459,261
1,320	RELX plc	23,603
3,271	Rio Tinto plc	119,212
13,496	RPC Group plc	135,192
2,602	SABMiller plc	159,824
894	Shaftesbury plc REIT	12,940
10,647	Sky plc	179,676
4,200	Smith & Nephew plc	71,717
24,166	Standard Chartered plc	268,258
6,271	Subsea 7 S.A.*	49,185
4,709	Tate & Lyle plc	43,224
18,795	Tesco plc*	53,007
6,881	UBM plc	54,207
3,039	UNITE Group plc	31,101
7,260	Willis Group Holdings plc	323,869
1,703	Workspace Group plc REIT	25,082
7,200	Worldpay Group plc*(1)	30,968
5,515	Zegona Communications plc*	11,988

		9,953,687

	United States - 23.3%
3,414	Abbott Laboratories	152,947
641	Acadia Healthcare Co., Inc.*	39,364
519	Acadia Realty Trust REIT	17,070
2,230	Accenture plc Class A	239,056
114,590	ACCO Brands Corp.*	924,741
4,507	Achillion Pharmaceuticals, Inc.*	35,245
1,007	Acorda Therapeutics, Inc.*	36,292
2,019	Activision Blizzard, Inc.	70,180
432	Acuity Brands, Inc.	94,435
4,786	Adecoagro S.A.*	50,684
590	Adobe Systems, Inc.*	52,309
17,328	Advance Auto Parts, Inc.	3,438,395
12,842	Aetna, Inc.	1,474,005
330	AGCO Corp.	15,969
734	Agilent Technologies, Inc.	27,716
661	Agios Pharmaceuticals, Inc.*	48,160
1,020	Akamai Technologies, Inc.*	62,036
312,414	Alacer Gold Corp.*	606,861
3,330	Alkermes plc*	239,494
3,440	Alleghany Corp.*	1,707,169
943	Allegion plc	61,455
1,582	Allergan plc*	488,000
597	Alliance Data Systems Corp.*	177,494
1,510	Alliant Energy Corp.	89,120
926	Alnylam Pharmaceuticals, Inc.*	79,590
1,459	Alphabet, Inc. Class A*	1,075,852
837	Alphabet, Inc. Class C*	594,948
7,746	Altria Group, Inc.	468,401
1,987	Amazon.com, Inc.*	1,243,663
3,780	American Airlines Group, Inc.	174,712
1,216	American Tower Corp. REIT	124,312
3,083	AMETEK, Inc.	169,010
934	Anadarko Petroleum Corp.	62,466
567	Andersons, Inc.	20,072
3,992	Anthem, Inc.	555,487

The accompanying notes are an integral part of these financial statements.

83

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 58.3% - (continued)
	United States - 23.3% - (continued)
7,125	Apple, Inc.	$851,437
45,040	Aramark	1,366,964
4,058	Archer-Daniels-Midland Co.	185,288
18,914	Arena Pharmaceuticals, Inc.*	35,747
313,320	Argonaut Gold, Inc.*	323,480
800	Arista Networks, Inc.*	51,608
350	Arrow Electronics, Inc.*	19,246
363	athenahealth, Inc.*	55,339
1,365	Automatic Data Processing, Inc.	118,741
581	AvalonBay Communities, Inc. REIT	101,576
244,404	Avon Products, Inc.	984,948
1,555	Ball Corp.	106,517
27,691	Bank of America Corp.	464,655
810	Baxalta, Inc.	27,913
3,441	Baxter International, Inc.	128,659
1,121	Becton Dickinson and Co.	159,765
21,800	Belden, Inc.	1,395,854
438	Biogen, Inc.*	127,243
40,413	Bizlink Holding, Inc.	181,765
1,953	Boeing Co.	289,181
3,419	Boise Cascade Co.*	102,331
470	Boston Properties, Inc. REIT	59,149
11,242	Boston Scientific Corp.*	205,504
10,335	Bristol-Myers Squibb Co.	681,593
1,050	Bunge Ltd.	76,608
782	Cabot Corp.	28,105
4,121	Cabot Oil & Gas Corp.	89,467
478	CACI International, Inc. Class A*	46,385
1,181	Cardinal Health, Inc.	97,078
1,490	Cardtronics, Inc.*	51,405
16,307	Carlisle Cos., Inc.	1,418,709
726	Caterpillar, Inc.	52,991
1,221	Celanese Corp. Series A	86,752
1,830	Celgene Corp.*	224,559
1,270	Cerner Corp.*	84,188
3,110	CF Industries Holdings, Inc.	157,895
107	Charter Communications, Inc. Class A*	20,431
4,846	Chevron Corp.	440,404
107	Churchill Downs, Inc.	15,711
6,505	Ciena Corp.*	157,031
9,641	Cigna Corp.	1,292,280
22,235	Cisco Systems, Inc.	641,480
12,352	Citigroup, Inc.	656,756
3,502	Coca-Cola Co.	148,310
2,259	Coca-Cola Enterprises, Inc.	115,977
3,135	Cognizant Technology Solutions Corp. Class A*	213,525
4,144	Colfax Corp.*	111,722
9,322	Colgate-Palmolive Co.	618,515
11,171	Comcast Corp. Class A	699,778
13,745	Comerica, Inc.	596,533
4,386	ConocoPhillips Co.	233,993
2,381	Costco Wholesale Corp.	376,484
52,245	CPI Card Group, Inc.*	579,919
1,483	Crown Holdings, Inc.*	78,658
34,110	CST Brands, Inc.	1,225,572
10,915	CSX Corp.	294,596
755	Curtiss-Wright Corp.	52,518
4,224	CVS Health Corp.	417,247
439	D.R. Horton, Inc.	12,924
3,937	Danaher Corp.	367,361

Shares or Principal Amount		Market Value†
COMMON STOCKS - 58.3% - (continued)
	United States - 23.3% - (continued)
190	Deere & Co.	$14,820
6,780	Deltic Timber Corp.	420,089
42,970	Dorian LPG Ltd.*	506,187
1,527	Douglas Emmett, Inc. REIT	46,650
957	Dover Corp.	61,660
2,553	Dow Chemical Co.	131,914
4,567	Dr Pepper Snapple Group, Inc.	408,153
3,758	DreamWorks Animation SKG, Inc. Class A*	76,062
2,417	Duke Energy Corp.	172,743
1,219	Duke Realty Corp. REIT	25,233
2,398	Eaton Corp. plc	134,072
482	Edison International	29,171
5,433	Eli Lilly & Co.	443,170
793	Energen Corp.	46,113
2,331	Envision Healthcare Holdings, Inc.*	65,734
1,404	EOG Resources, Inc.	120,533
1,080	Equifax, Inc.	115,096
44	Equinix, Inc. REIT	13,054
625	Equity LifeStyle Properties, Inc. REIT	37,800
760	Equity Residential REIT	58,763
23,270	Era Group, Inc.*	323,686
321	Essex Property Trust, Inc. REIT	70,761
6,466	Estee Lauder Cos., Inc. Class A	520,254
2,612	Eversource Energy	133,055
1,285	Expedia, Inc.	175,145
578	Extra Space Storage, Inc. REIT	45,801
8,952	Exxon Mobil Corp.	740,688
6,065	Facebook, Inc. Class A*	618,448
2,796	Federal Agricultural Mortgage Corp. Class C	82,091
345	Federal Realty Investment Trust REIT	49,504
730	FedEx Corp.	113,916
14,346	Financial Engines, Inc.	461,367
1,196	First Solar, Inc.*	68,256
23,130	Fiserv, Inc.*	2,232,276
41,415	Ford Motor Co.	613,356
2,193	Forest City Enterprises, Inc. Class A*	48,465
2,576	Fortune Brands Home & Security, Inc.	134,802
3,800	Forum Energy Technologies, Inc.*	50,350
8,341	Freshpet, Inc.*	81,325
23,580	GATX Corp.	1,101,186
2,632	General Growth Properties, Inc. REIT	76,196
3,176	Genesee & Wyoming, Inc. Class A*	213,110
8,305	Genpact Ltd.*	205,798
3,345	Gilead Sciences, Inc.	361,695
13,006	Graphic Packaging Holding Co.	184,165
7,523	Great Western Bancorp, Inc.	212,600
9,005	Halliburton Co.	345,612
2,159	HCA Holdings, Inc.*	148,518
1,782	HD Supply Holdings, Inc.*	53,086
837	Healthcare Trust of America, Inc. Class A, REIT	22,021
2,710	Heartland Payment Systems, Inc.	200,540
12,357	Herbalife Ltd.*	692,486
1,193	Hilton Worldwide Holdings, Inc.	29,813
500	HollyFrontier Corp.	24,485
3,104	Honeywell International, Inc.	320,581
1,175	HSN, Inc.	72,674
1,495	Huron Consulting Group, Inc.*	72,208
2,998	IDEX Corp.	230,126
3,261	Illinois Tool Works, Inc.	299,816
563	Illumina, Inc.*	80,667

The accompanying notes are an integral part of these financial statements.

84

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 58.3% - (continued)
	United States - 23.3% - (continued)
967	IMS Health Holdings, Inc.*	$26,322
1,150	Incyte Corp.*	135,159
1,944	Infra, Inc. REIT*	46,423
2,736	Ingersoll-Rand plc	162,135
1,475	Ingredion, Inc.	140,213
7,767	Intel Corp.	262,991
1,566	International Paper Co.	66,853
4,229	Interpublic Group of Cos., Inc.	96,971
4,514	Ironwood Pharmaceuticals, Inc.*	51,279
2,004	Johnson & Johnson	202,464
145	Jones Lang LaSalle, Inc.	24,173
8,279	JP Morgan Chase & Co.	531,926
1,513	Kaman Corp.	58,841
376	Kansas City Southern	31,118
2,670	Kate Spade & Co.*	47,980
859	Kennedy-Wilson Holdings, Inc. REIT	21,063
2,180	Kinder Morgan, Inc.	59,623
8,411	Knight Transportation, Inc.	213,808
7,026	Kroger Co.	265,583
2,307	Las Vegas Sands Corp.	114,220
2,924	Liberty Global plc Class A*	130,176
45,215	Liberty Global plc Series C*	1,927,968
4,939	Liberty Interactive Corp. QVC Group Class A*	135,180
700	Linear Technology Corp.	31,094
1,068	Lockheed Martin Corp.	234,778
2,617	Louisiana-Pacific Corp.*	46,216
3,615	Lowe’s Cos., Inc.	266,895
1,592	LyondellBasell Industries N.V. Class A	147,913
1,974	Marathon Petroleum Corp.	102,253
700	Marketo, Inc.*	20,601
44,990	Maxim Integrated Products, Inc.	1,843,690
2,496	McDonald’s Corp.	280,176
212	McGraw Hill Financial, Inc.	19,640
1,099	McKesson Corp.	196,501
2,610	MDU Resources Group, Inc.	49,225
3,391	Medicines Co.*	116,108
4,961	Medtronic plc	366,717
8,062	Merck & Co., Inc.	440,669
550	Microchip Technology, Inc.	26,559
2,660	Micron Technology, Inc.*	44,050
16,195	Microsoft Corp.	852,505
870	MKS Instruments, Inc.	30,659
782	Mohawk Industries, Inc.*	152,881
17,402	Mondelez International, Inc. Class A	803,276
2,817	Monsanto Co.	262,601
2,198	Monster Beverage Corp.*	299,631
3,801	Mosaic Co.	128,436
21,590	Motorola Solutions, Inc.	1,510,652
5,055	Mylan N.V.*	222,875
1,237	NACCO Industries, Inc. Class A	55,455
1,814	National CineMedia, Inc.	25,759
1,534	National Oilwell Varco, Inc.	57,740
3,229	NextEra Energy, Inc.	331,489
4,575	Nimble Storage, Inc.*	103,395
1,741	Norwegian Cruise Line Holdings Ltd.*	110,762
18,892	Nu Skin Enterprises, Inc. Class A	721,863
1,489	Occidental Petroleum Corp.	110,990
3,850	OGE Energy Corp.	109,763
3,250	OMNOVA Solutions, Inc.*	23,335
2,500	ON Semiconductor Corp.*	27,500
15,530	Owens Corning	707,081

Shares or Principal Amount		Market Value†
COMMON STOCKS - 58.3% - (continued)
	United States - 23.3% - (continued)
1,257	Owens-Illinois, Inc.*	$27,088
933	Packaging Corp. of America	63,864
1,275	Paramount Group, Inc. REIT	22,657
2,474	Pattern Energy Group, Inc.	57,867
5,410	Patterson-UTI Energy, Inc.	80,555
765	PayPal Holdings, Inc.*	27,548
526	Pebblebrook Hotel Trust REIT	17,979
3,391	Pentair plc	189,625
4,584	PepsiCo, Inc.	468,439
848	PG&E Corp.	45,283
2,231	Phillips 66	198,671
1,608	Physicians Realty Trust REIT	25,696
550	Pioneer Natural Resources Co.	75,427
5,444	PNC Financial Services Group, Inc.	491,375
23,500	Post Holdings, Inc.*	1,510,345
425	Power Integrations, Inc.	21,509
377	Priceline Group, Inc.*	548,248
225	PS Business Parks, Inc. REIT	19,303
356	Public Storage REIT	81,688
2,985	Pure Storage, Inc. Class A*	52,626
6,830	Qualcomm, Inc.	405,839
667	Quintiles Transnational Holdings, Inc.*	42,455
1,658	Raytheon Co.	194,649
931	Regeneron Pharmaceuticals, Inc.*	518,930
1,704	Reliance Steel & Aluminum Co.	102,172
857	Rogers Corp.*	39,868
815	Royal Caribbean Cruises Ltd.	80,155
2,800	Ruckus Wireless, Inc.*	31,584
28,740	Samsonite International S.A.	85,101
4,094	Schlumberger Ltd.	319,987
83,246	Scorpio Bulkers, Inc.*	116,544
130,585	Scorpio Tankers, Inc.	1,190,935
12,490	SEACOR Holdings, Inc.*	729,666
712	Seattle Genetics, Inc.*	29,541
1,407	ServiceNow, Inc.*	114,882
753	Sherwin-Williams Co.	200,923
1,230	Signet Jewelers Ltd.	185,656
582	Simon Property Group, Inc. REIT	117,250
491	SL Green Realty Corp. REIT	58,242
2,277	St. Jude Medical, Inc.	145,295
191	Starwood Hotels & Resorts Worldwide, Inc.	15,255
835	Strategic Hotels & Resorts, Inc. REIT*	11,774
1,180	Stryker Corp.	112,832
1,995	SunEdison Semiconductor Ltd.*	21,446
1,570	SunPower Corp.*	42,139
4,475	Swift Transportation Co.*	69,944
21,320	Symantec Corp.	439,192
433	Teledyne Technologies, Inc.*	38,637
9,357	Tesco Corp.	74,856
245	Tesla Motors, Inc.*	50,698
8,986	Textron, Inc.	378,940
1,263	Thermo Fisher Scientific, Inc.	165,175
1,950	Time Warner Cable, Inc.	369,330
18,180	Towers Watson & Co. Class A	2,246,321
7,709	Twenty-First Century Fox, Inc. Class A	236,589
1,861	Tyson Foods, Inc. Class A	82,554
1,894	UGI Corp.	69,453
520	UIL Holdings Corp.	26,515
855	Ultragenyx Pharmaceutical, Inc.*	84,944
11,008	United Continental Holdings, Inc.*	663,892
2,194	United Parcel Service, Inc. Class B	226,026

The accompanying notes are an integral part of these financial statements.

85

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 58.3% - (continued)
	United States - 23.3% - (continued)
2,535	United Technologies Corp.	$249,469
15,424	UnitedHealth Group, Inc.	1,816,639
2,456	Valero Energy Corp.	161,900
1,140	Vantiv, Inc. Class A*	57,171
4,910	VeriFone Systems, Inc.*	147,987
1,443	Verizon Communications, Inc.	67,648
1,401	Vertex Pharmaceuticals, Inc.*	174,761
6,583	Visa, Inc. Class A	510,709
1,110	WageWorks, Inc.*	53,302
1,000	Walgreens Boots Alliance, Inc.	84,680
1,959	Walt Disney Co.	222,817
34,150	Wells Fargo & Co.	1,848,881
1,055	Welltower, Inc.	68,438
1,476	WESCO International, Inc.*	72,221
407	Westlake Chemical Corp.	24,530
237	WestRock Co.	12,741
1,175	WEX, Inc.*	105,644
258	Weyerhaeuser Co. REIT	7,567
1,880	Wyndham Worldwide Corp.	152,938
17,487	XL Group plc	665,905
5,691	XPO Logistics, Inc.*	157,982
485	Zillow Group, Inc. Class A*	14,943
3,765	Zillow Group, Inc. Class C*	104,253
449	Zoetis, Inc.	19,311

		85,559,644

	Total Common Stocks (cost $204,822,384)	$214,225,489

EXCHANGE TRADED FUNDS - 6.2%
	Other Investment Pools & Funds - 6.2%
31,492	iShares iBoxx $ Investment Grade Corporate Bond ETF	$3,666,299
14,884	iShares MSCI EAFE ETF	909,561
6,100	Nomura TOPIX Exchange Traded Fund	80,730
638,120	PowerShares Senior Loan Portfolio	14,676,760
56,600	SPDR Barclays Convertible Securities ETF	2,635,296
4,398	SPDR S&P 500 ETF Trust	914,476

	Total Exchange Traded Funds (cost $23,603,349)	$22,883,122

PREFERRED STOCKS - 0.2%
	United States - 0.2%
655	Airbnb, Inc. Series E(8)(9)	$54,879
4,710	Nutanix, Inc.(8)(9)	84,780
1,745	Pinterest, Inc. Series G(8)(9)	56,374
10,500	Southwestern Energy Co. Series B	294,420
4,556	Uber Technologies, Inc.(8)(9)	162,534

	Total Preferred Stocks (cost $761,746)	$652,987

WARRANTS - 0.1%
	British Virgin Islands - 0.0%
69,500	Atlas Mara Ltd. , Expires 8/21/17*	$8,688

	China - 0.1%
31,900	Hangzhou Hikvision Digital Technology Co., Ltd. , Expires 1/15/18	174,863

Shares or Principal Amount		Market Value†
WARRANTS - 0.1% - (continued)
	Greece - 0.0%
171,372	Alpha Bank A.E. , Expires 12/10/17*	$4,711

	Total Warrants (cost $462,876)	$188,262

	Total Long-Term Investments (cost $329,969,246)	$332,707,008

SHORT-TERM INVESTMENTS - 11.9%
	Other Investment Pools & Funds - 11.9%
43,830,203	Federated Prime Obligations Fund	$43,830,203

	Total Short-Term Investments (cost $43,830,203)	$43,830,203

Total Investments Excluding Purchased Options (cost $373,799,449)	102.4%	$376,537,211

Total Purchased Options (cost $482,314)	0.1%	$262,435

Total Investments (cost $374,281,763)^	102.5%	$376,799,646
Other Assets and Liabilities	(2.5)%	(9,171,736)

Total Net Assets	100.0%	$367,627,910

The accompanying notes are an integral part of these financial statements.

86

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global All-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2015, the Fund invested 0.3% of its total assets in the Subsidiary.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools and Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $377,732,039 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$24,897,909
Unrealized Depreciation	(25,800,916)

Net Unrealized Depreciation	$(903,007)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $12,836,808, which represents 3.5% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $19,187,258, which represents 5.2% of total net assets.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(7)	Represents or includes a TBA transaction.

(8)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2015, the aggregate fair value of these securities was $477,156, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(9)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
07/2015	655	Airbnb, Inc. Series E Preferred	$60,978
04/2015	22,435	China COSCO Holdings Co., Ltd.	17,653
04/2015	33,969	China Shipping Container Lines Co., Ltd.	17,562
04/2015	17,165	China Shipping Development Co., Ltd.	16,041
04/2015	34,588	Metallurgical Corp. of China Ltd.	17,465
04/2015	948,010	Mirabela Nickel Ltd.	96,780
08/2014	4,710	Nutanix, Inc. Preferred	63,097
03/2015	1,745	Pinterest, Inc. Series G Preferred	62,638
04/2015	15,516	Shanghai Electric Group Co., Ltd.	17,603
06/2014	4,556	Uber Technologies, Inc. Preferred	70,677

			$440,494

At October 31, 2015, the aggregate value of these securities were $477,156, which represents 0.1% of total net assets.

The accompanying notes are an integral part of these financial statements.

87

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

OTC Option Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid/ (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
Brent Crude Oil Option	DEUT	150.00 USD	11/10/15	USD	1,407,900	$—	$40,125	$(40,125)
USD Call/HKD Put Option	DEUT	7.83 USD per HKD	03/01/16	USD	10,514,681	14,111	14,721	(610)

Total Calls					11,922,581	$14,111	$54,846	$(40,735)

Puts
USD Put/CNY Call Option	DEUT	6.15 USD per CNY	11/17/16	USD	18,308,748	$31,692	$120,837	$(89,145)

Total purchased option contracts					30,231,329	$45,803	$175,683	$(129,880)

Written option contracts:
Puts
NIKKEI 225 Index Option	JPM	17,500.00 JPY	12/11/15	JPY	(2,219)	$(2,277)	$(4,836)	$2,559
NIKKEI 225 Index Option	JPM	17,750.00 JPY	12/11/15	JPY	(2,201)	(2,829)	(4,995)	2,166

Total Puts					(4,420)	$(5,106)	$(9,831)	$4,725

Total written option contracts					(4,420)	$(5,106)	$(9,831)	$4,725

OTC Swaption Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid/ (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption USD	JPM	2.77%	10/27/25	USD	310,000	$42,158	$44,330	$(2,172)
Puts
Interest Rate Swaption USD	BOA	0.68%	01/24/17	JPY	1,002,640,000	$100,306	$182,112	$(81,806)
Interest Rate Swaption USD	JPM	2.77%	10/27/25	USD	310,000	44,784	44,330	454

Total Puts					1,002,950,000	$145,090	$226,442	$(81,352)

Total purchased swaption contracts					1,003,260,000	$187,248	$270,772	$(83,524)

Exchange Traded Option Contracts Outstanding at October 31, 2015
Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid/ (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
SPDR S&P 500 ETF Trust Index Option	210.00 USD	01/15/16	USD	19	$7,182	$4,251	$2,931
SPDR S&P 500 ETF Trust Index Option	220.00 USD	03/18/16	USD	72	12,744	11,172	1,572

Total Calls				91	$19,926	$15,423	$4,503

Puts
SPDR S&P 500 ETF Trust Index Option	142.00 USD	12/19/15	USD	37	$148	$2,148	$(2,000)
Live Cattle Option	126.00 USD	04/01/16	USD	19	9,310	18,288	(8,978)

Total Puts				56	$9,458	$20,436	$(10,978)

Total purchased option contracts				147	$29,384	$35,859	$(6,475)

The accompanying notes are an integral part of these financial statements.

88

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Exchange Traded Option Contracts Outstanding at October 31, 2015 - (continued)
Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid/ (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Puts
SPDR S&P 500 ETF Trust Index Option	190.00 USD	12/19/15	USD	(38)	$(3,762)	$(14,353)	$10,591
SPDR S&P 500 ETF Trust Index Option	193.00 USD	12/19/15	USD	(38)	(4,826)	(7,972)	3,146
SPDR S&P 500 ETF Trust Index Option	192.00 USD	03/18/16	USD	(34)	(13,430)	(14,843)	1,413

Total Puts				(110)	$(22,018)	$(37,168)	$15,150

Total written option contracts				(110)	$(22,018)	$(37,168)	$15,150

Futures Contracts Outstanding at October 31, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	46	12/15/2015	$4,196,943	$4,243,399	$46,456
Euro-BOBL Future	15	12/08/2015	2,117,391	2,134,751	17,360
Euro-BTP Future	6	12/08/2015	876,536	916,712	40,176
Euro-BUND Future	86	12/08/2015	14,515,890	14,867,338	351,448
Euro-Schatz Future	10	12/08/2015	1,223,696	1,225,890	2,194
Japan 10-Year Bond Future	18	12/14/2015	22,050,753	22,160,272	109,519
NIKKEI 225 Index Future	40	12/10/2015	3,631,028	3,783,000	151,972
U.S. Treasury 2-Year Note Future	47	12/31/2015	10,281,012	10,276,844	(4,168)
U.S. Treasury 5-Year Note Future	113	12/31/2015	13,553,792	13,534,398	(19,394)
U.S. Treasury CME Ultra Long Term Bond Future	32	12/21/2015	5,067,807	5,112,000	44,193

Total					$739,756

Short position contracts:
Australian SPI 200 Index Future	60	12/17/2015	$5,378,084	$5,600,687	$(222,603)
Canadian Government 10-Year Bond Future	91	12/18/2015	9,997,908	9,777,837	220,071
Long Gilt Future	20	12/29/2015	3,662,713	3,630,466	32,247
S&P 500 (E-Mini) Future	103	12/18/2015	10,668,429	10,679,555	(11,126)
U.S. Treasury 10-Year Note Future	71	12/21/2015	9,058,727	9,065,812	(7,085)

Total					$11,504

Total futures contracts					$751,260

TBA Sale Commitments Outstanding at October 31, 2015
Description	Principal Amount	Maturity Date	Market Value †	Unrealized Appreciation/ (Depreciation)
FHLMC, 5.00%	$800,000	11/01/2045	$(876,344)	$914
FNMA, 3.50%	3,800,000	11/01/2045	(3,954,613)	10,286
FNMA, 4.00%	3,175,000	11/01/2045	(3,379,638)	9,032
GNMA, 3.00%	275,000	11/01/2045	(280,887)	1,289
GNMA, 4.00%	3,425,000	11/01/2045	(3,644,949)	234
GNMA, 5.00%	300,000	11/01/2045	(329,297)	(117)

Total (proceeds $12,487,366)			$(12,465,728)	$21,638

At October 31, 2015, the aggregate market value of these securities represents (3.4)% of total net assets.

The accompanying notes are an integral part of these financial statements.

89

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Sell protection:
CDX.EMS.24	BCLY	USD	10,657,500	1.00%	12/20/20	$—	$(1,190,914)	$(1,076,430)	$114,484

Total traded indices						$—	$(1,190,914)	$(1,076,430)	$114,484

Credit default swaps on single-name issues:
Buy protection:
Brazil (Federative Republic of)	BCLY	USD	775,000	(1.00%)/4.27%	09/20/20	$58,144	$—	$107,835	$49,691

Total single-name issues						$58,144	$—	$107,835	$49,691

Total OTC contracts						$58,144	$(1,190,914)	$(968,595)	$164,175

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit Spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2015

Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.25	USD	2,900,000	5.00%	12/20/20	$(12,461)	$108,820	$121,281

Total					$(12,461)	$108,820	$121,281

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2015

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
GSC	6M CHF LIBOR	0.23% Fixed	CHF	1,790,000	12/16/25	$—	$—	$19,831	$19,831
GSC	6M CHF LIBOR	0.21% Fixed	CHF	1,790,000	12/16/25	—	—	15,978	15,978
JPM	INR NSE Interbank Rate Offer	6.60% Fixed	INR	117,200,000	02/23/20	—	—	(16,530)	(16,530)

Total						$—	$—	$19,279	$19,279

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2015

Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
2.38% Fixed	3M USD LIBOR	USD	1,450,000	03/16/26	$—	$—	$(29,340)	$(29,340)
2.75% Fixed	3M USD LIBOR	USD	130,000	03/16/46	—	(6,913)	(4,944)	1,969

Total					$—	$(6,913)	$(34,284)	$(27,371)

The accompanying notes are an integral part of these financial statements.

90

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

OTC Total Return Swap Contracts Outstanding at October 31, 2015
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Market Value †	Unrealized Appreciation/ (Depreciation)
AK Holdings, Inc.	GSC	USD	102,138	(1M LIBOR + 0.55%)	10/31/16	$91	$91
Alliance Resource Partners	GSC	USD	45,796	(1M LIBOR - 2.50%)	09/30/16	—	0
Alliance Resource Partners	GSC	USD	46,460	(1M LIBOR - 2.50%)	09/30/16	—	0
Alliance Resource Partners	GSC	USD	39,600	(1M LIBOR - 2.50%)	09/30/16	—	0
BGF Retail Co., Ltd.	GSC	USD	505,943	(1M LIBOR + 0.55%)	10/31/16	453	453
CJ Hellovision Co., Ltd.	GSC	USD	509,529	(1M LIBOR + 0.55%)	10/31/16	456	456
CJ O Shopping Co., Ltd.	GSC	USD	21,642	(1M LIBOR + 0.55%)	08/31/16	19	19
CJ O Shopping Co., Ltd.	GSC	USD	3,710	(1M LIBOR + 0.55%)	08/31/16	3	3
CJ O Shopping Co., Ltd.	GSC	USD	479,530	(1M LIBOR + 0.55%)	08/31/16	429	429
CJ O Shopping Co., Ltd.	GSC	USD	31,536	(1M LIBOR + 0.55%)	08/31/16	28	28
CKH Food & Health Ltd.	GSC	USD	120,203	(1M LIBOR + 0.55%)	10/31/16	108	108
Daesang Corp.	GSC	USD	499,316	(1M LIBOR + 0.55%)	10/31/16	447	447
Dongsuh Co. Inc.	GSC	USD	482,151	(1M LIBOR + 0.55%)	10/31/16	432	432
E-Mart Co., Ltd.	GSC	USD	634,848	(1M LIBOR + 0.55%)	10/31/16	568	568
Grand Korea Leisure Co., Ltd.	GSC	USD	644,690	(1M LIBOR + 0.55%)	10/31/16	577	577
Green Cross Corp.	GSC	USD	338,122	(1M LIBOR + 0.55%)	10/31/16	303	303
GS Home Shopping Inc.	GSC	USD	352,102	(1M LIBOR + 0.55%)	10/31/16	315	315
GS W Custom Retail	GSC	USD	5,358,400	1M LIBOR - 0.75%	09/30/16	—	0
Hyundai Department Store Co., Ltd.	GSC	USD	658,964	(1M LIBOR + 0.55%)	10/31/16	590	590
Hyundai Home Shopping Network	GSC	USD	148,099	(1M LIBOR + 0.55%)	10/31/16	133	133
Hyundai Home Shopping Network	GSC	USD	43,383	(1M LIBOR + 0.55%)	10/31/16	39	39
Hyundai Home Shopping Network	GSC	USD	28,957	(1M LIBOR + 0.55%)	10/31/16	26	26
iPath S&P 500 VIX	DEUT	USD	322,560	1M LIBOR - 2.65%	09/13/16	33,331	33,331
iPath S&P 500 VIX	DEUT	USD	194,355	1M LIBOR - 2.65%	09/13/16	20,083	20,083
iPath S&P 500 VIX	DEUT	USD	5,187	1M LIBOR - 2.65%	09/13/16	536	536
iPath S&P 500 VIX	DEUT	USD	132,111	1M LIBOR - 2.65%	09/13/16	13,651	13,651
iPath S&P 500 VIX	DEUT	USD	41,391	1M LIBOR - 2.65%	09/13/16	4,277	4,277
iPath S&P 500 VIX	MSC	USD	115,460	1M LIBOR - 2.87%	10/02/16	25,378	25,378
iPath S&P 500 VIX	MSC	USD	110,225	1M LIBOR - 2.87%	10/02/16	20,688	20,688
iPath S&P 500 VIX	MSC	USD	27,137	1M LIBOR - 2.87%	10/05/16	4,617	4,617
iPath S&P 500 VIX	MSC	USD	67,072	1M LIBOR - 2.87%	10/06/16	8,511	8,511
iPath S&P 500 VIX	MSC	USD	38,318	1M LIBOR - 2.87%	10/06/16	6,758	6,758
iPath S&P 500 VIX	MSC	USD	55,452	1M LIBOR - 2.87%	10/08/16	6,305	6,305
iPath S&P 500 VIX	MSC	USD	55,150	1M LIBOR - 2.87%	10/11/16	6,003	6,003
iPath S&P 500 VIX	MSC	USD	158,572	1M LIBOR - 2.87%	10/12/16	11,115	11,115
iPath S&P 500 VIX	MSC	USD	42,879	1M LIBOR - 2.87%	10/12/16	2,187	2,187
iPath S&P 500 VIX	DEUT	USD	187,068	1M LIBOR - 2.65%	10/13/16	19,330	19,330
iPath S&P 500 VIX	DEUT	USD	86,961	1M LIBOR - 2.65%	10/13/16	8,986	8,986
iPath S&P 500 VIX	DEUT	USD	42,966	1M LIBOR - 2.65%	10/13/16	4,440	4,440
iPath S&P 500 VIX	MSC	USD	39,012	1M LIBOR - 2.87%	10/13/16	2,388	2,388
iPath S&P 500 VIX	MSC	USD	67,844	1M LIBOR - 2.87%	10/16/16	2,994	2,994
iPath S&P 500 VIX	MSC	USD	90,640	1M LIBOR - 2.87%	10/17/16	5,133	5,133
iPath S&P 500 VIX	MSC	USD	172,955	1M LIBOR - 2.87%	10/19/16	(2,408)	(2,408)
iPath S&P 500 VIX	MSC	USD	49,190	1M LIBOR - 2.87%	10/20/16	(935)	(935)
iPath S&P 500 VIX	MSC	USD	148,022	1M LIBOR - 2.87%	10/30/16	93	93
iShares FTSE A50 China Index	BOA	USD	1,230,550	1M LIBOR - 5.00%	08/31/16	88	88
Kangwon Land, Inc.	GSC	USD	727,260	(1M LIBOR + 0.55%)	10/31/16	651	651
Kolon Industries, Inc.	GSC	USD	512,301	(1M LIBOR + 0.55%)	10/31/16	458	458
Korea Zinc Co., Ltd.	GSC	USD	526,828	(1M LIBOR + 0.55%)	10/31/16	471	471
KT Skylife Co., Ltd.	GSC	USD	369,119	(1M LIBOR + 0.55%)	10/31/16	330	330
LF Corp.	GSC	USD	159,310	(1M LIBOR + 0.55%)	10/31/16	143	143
LF Corp.	GSC	USD	16,161	(1M LIBOR + 0.55%)	10/31/16	24	24
LF Corp.	GSC	USD	24,200	(1M LIBOR + 0.55%)	10/31/16	22	22
LF Corp.	GSC	USD	20,153	(1M LIBOR + 0.55%)	10/31/16	18	18
LF Corp.	GSC	USD	10,312	(1M LIBOR + 0.55%)	10/31/16	15	15
LF Corp.	GSC	USD	15,108	(1M LIBOR + 0.55%)	10/31/16	14	14
LF Corp.	GSC	USD	12,973	(1M LIBOR + 0.55%)	10/31/16	12	12
LF Corp.	GSC	USD	11,892	(1M LIBOR + 0.55%)	10/31/16	11	11

The accompanying notes are an integral part of these financial statements.

91

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

OTC Total Return Swap Contracts Outstanding at October 31, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Market Value †	Unrealized Appreciation/ (Depreciation)
LF Corp.	GSC	USD	7,124	(1M LIBOR + 0.55%)	10/31/16	$6	$6
LF Corp.	GSC	USD	6,293	(1M LIBOR + 0.55%)	10/31/16	6	6
LF Corp.	GSC	USD	2,717	(1M LIBOR + 0.55%)	10/31/16	2	2
LF Corp.	GSC	USD	28	(1M LIBOR + 0.55%)	10/31/16	—	0
LG Corp.	GSC	USD	658,526	(1M LIBOR + 0.55%)	10/31/16	589	589
MSCI Daily TR Gross Emerging Markets South Africa	DEUT	USD	724,856	1M LIBOR - 0.20%	05/31/16	4	4
MSCI Daily TR Gross Emerging Markets South Africa	DEUT	USD	1,652,749	1M LIBOR	10/31/16	—	0
MSCI Daily TR Net Emerging Markets Chile	DEUT	USD	1,174,136	1M LIBOR - 0.10%	02/29/16	15	15
MSCI Daily TR World Gross Utilities Sector	GSC	USD	1,694,376	(1M LIBOR + 0.60%)	04/29/16	15	15
Nongshim Co., Ltd.	GSC	USD	497,063	(1M LIBOR + 0.55%)	10/31/16	445	445
NS Shopping Co., Ltd.	GSC	USD	141,393	(1M LIBOR + 0.55%)	10/31/16	127	127
NS Shopping Co., Ltd.	GSC	USD	32,367	(1M LIBOR + 0.55%)	10/31/16	29	29
NS Shopping Co., Ltd.	GSC	USD	12,776	(1M LIBOR + 0.55%)	10/31/16	11	11
NS Shopping Co., Ltd.	GSC	USD	7,496	(1M LIBOR + 0.55%)	10/31/16	7	7
NS Shopping Co., Ltd.	GSC	USD	6,984	(1M LIBOR + 0.55%)	10/31/16	6	6
NS Shopping Co., Ltd.	GSC	USD	4,940	(1M LIBOR + 0.55%)	10/31/16	4	4
SK Telecom Co., Ltd.	GSC	USD	557,672	(1M LIBOR + 0.55%)	10/31/16	499	499
SKC Co., Ltd.	GSC	USD	290,560	(1M LIBOR + 0.55%)	10/31/16	260	260
VelocityShares Daily Inverse	DEUT	USD	60,632	1M LIBOR - 2.95%	09/13/16	(3,989)	(3,989)
VelocityShares Daily Inverse	DEUT	USD	74,910	1M LIBOR -2.95%	09/13/16	(4,929)	(4,929)
VelocityShares Daily Inverse	DEUT	USD	202,659	1M LIBOR - 2.95%	09/13/16	(13,334)	(13,334)
VelocityShares Daily Inverse	DEUT	USD	211,383	1M LIBOR - 2.95%	09/13/16	(13,908)	(13,908)
VelocityShares Daily Inverse	DEUT	USD	276,144	1M LIBOR - 2.95%	09/13/16	(18,170)	(18,170)
VelocityShares Daily Inverse	DEUT	USD	718,392	1M LIBOR - 2.95%	09/13/16	(47,269)	(47,269)
VelocityShares Daily Inverse	DEUT	USD	72,089	1M LIBOR - 2.95%	09/13/16	(4,743)	(4,743)
VelocityShares Daily Inverse	MSC	USD	150,753	1M LIBOR - 2.87%	10/30/16	249	249
VelocityShares Daily Inverse	MSC	USD	110,121	1M LIBOR - 2.87%	10/31/16	342	342
VelocityShares Daily Inverse	MSC	USD	33,018	1M LIBOR - 2.87%	10/31/16	103	103
Yuhan Corp.	GSC	USD	575,047	(1M LIBOR + 0.55%)	10/31/16	515	515

Total						$107,627	$107,627

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/30/15	WEST	$1,829,488	$1,808,454	$(21,034)
AUD	Buy	11/30/15	WEST	9,998,543	9,858,213	(140,330)
AUD	Sell	11/30/15	WEST	7,005,335	6,907,015	98,320
AUD	Sell	11/30/15	JPM	5,483,543	5,401,868	81,675
BRL	Buy	11/04/15	SCB	2,848,537	2,975,682	127,145
BRL	Buy	11/04/15	JPM	1,458,965	1,457,931	(1,034)
BRL	Buy	11/04/15	UBS	1,518,827	1,517,751	(1,076)
BRL	Buy	11/04/15	SCB	3,674,622	3,672,019	(2,603)
BRL	Buy	11/04/15	UBS	3,692,276	3,672,019	(20,257)
BRL	Buy	12/02/15	UBS	1,510,275	1,503,205	(7,070)
BRL	Sell	11/04/15	UBS	1,526,123	1,517,750	8,373
BRL	Sell	11/04/15	UBS	3,674,622	3,672,019	2,603
BRL	Sell	11/04/15	SCB	2,977,792	2,975,682	2,110
BRL	Sell	11/04/15	JPM	1,458,927	1,457,931	996
BRL	Sell	11/04/15	SCB	3,515,122	3,672,020	(156,898)
BRL	Sell	12/02/15	UBS	3,653,933	3,636,827	17,106
CAD	Buy	11/30/15	BMO	14,108,950	14,185,113	76,163
CHF	Buy	11/30/15	UBS	2,936,894	2,881,909	(54,985)
CHF	Buy	11/30/15	JPM	5,632,069	5,559,269	(72,800)
CHF	Sell	11/30/15	UBS	13,108,701	12,863,276	245,425
CHF	Sell	11/30/15	SCB	1,970,710	1,962,452	8,258

The accompanying notes are an integral part of these financial statements.

92

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
CLP	Buy	11/30/15	SSG	$777,653	$771,576	$(6,077)
CNY	Buy	11/30/15	HSBC	1,462,317	1,473,224	10,907
CNY	Sell	11/30/15	CBK	13,116,364	13,230,567	(114,203)
DKK	Buy	11/30/15	BOA	3,558,497	3,546,684	(11,813)
EUR	Buy	11/30/15	CBK	432,604	435,624	3,020
EUR	Buy	11/30/15	BNP	385,717	385,021	(696)
EUR	Buy	11/30/15	TDB	796,401	792,043	(4,358)
EUR	Sell	11/30/15	GSC	45,548,561	45,334,586	213,975
EUR	Sell	11/30/15	HSBC	3,920,029	3,900,814	19,215
EUR	Sell	11/30/15	CBK	71,821	71,504	317
GBP	Buy	11/30/15	CBK	12,264,957	12,310,517	45,560
GBP	Sell	11/30/15	CBK	23,164	23,120	44
GBP	Sell	11/30/15	CBK	910,620	914,003	(3,383)
HKD	Sell	11/30/15	WEST	2,991,581	2,991,291	290
HKD	Sell	11/30/15	JPM	2,991,554	2,991,421	133
IDR	Buy	11/30/15	HSBC	317,491	317,548	57
ILS	Sell	11/30/15	DEUT	1,623,593	1,628,025	(4,432)
INR	Buy	11/30/15	CBK	2,367,790	2,348,023	(19,767)
INR	Sell	11/30/15	CBK	5,286,091	5,241,961	44,130
JPY	Buy	11/04/15	SSG	12,143	12,016	(127)
JPY	Sell	11/05/15	SSG	5,029	5,017	12
JPY	Sell	11/30/15	DEUT	1,901,564	1,895,758	5,806
JPY	Sell	11/30/15	HSBC	4,612,619	4,630,047	(17,428)
JPY	Sell	11/30/15	CBK	4,611,024	4,630,047	(19,023)
JPY	Sell	11/30/15	BNP	4,610,692	4,630,039	(19,347)
JPY	Sell	11/30/15	SSG	4,610,662	4,630,047	(19,385)
KRW	Sell	11/30/15	HSBC	14,699,316	14,538,953	160,363
MXN	Buy	11/30/15	RBC	1,167,933	1,170,441	2,508
MXN	Sell	11/30/15	RBC	461,218	462,208	(990)
MYR	Sell	11/30/15	HSBC	354,598	347,907	6,691
NOK	Buy	11/30/15	SSG	8,138,478	8,046,907	(91,571)
NZD	Sell	11/30/15	WEST	2,934,379	2,931,558	2,821
PEN	Sell	11/30/15	BNP	494,512	491,738	2,774
PLN	Buy	11/30/15	BOA	330,475	326,769	(3,706)
SEK	Buy	11/30/15	JPM	10,768,344	10,727,152	(41,192)
SGD	Sell	11/30/15	CBK	2,612,545	2,588,550	23,995
THB	Sell	11/30/15	UBS	471,189	468,953	2,236
TRY	Sell	11/30/15	CSFB	1,466,409	1,445,649	20,760
TWD	Sell	11/30/15	CBK	4,393,448	4,378,966	14,482
ZAR	Buy	11/30/15	BOA	1,801,907	1,743,041	(58,866)
ZAR	Sell	11/30/15	BOA	843,248	815,700	27,548

Total						$361,367

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

93

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korea Won
MUR	Mauritian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
FTSE	Financial Times and Stock Exchange
MSCI	Morgan Stanley Capital International
S&P	Standard & Poors
SPI	Share Price Index

Other Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CPI	Consumer Price Index
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
J-REIT	Japanese Real Estate Investment Trust
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

94

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$24,483,289	$—	$24,189,069	$294,220
Corporate Bonds	13,803,162	—	13,803,162	—
Foreign Government Obligations	20,614,838	—	20,614,838	—
U.S. Government Agencies	19,096,620	—	19,096,620	—
U.S. Government Securities	16,759,239	—	16,759,239	—
Common Stocks
Australia	1,884,939	809,923	1,018,906	56,110
Austria	901,091	—	901,091	—
Belgium	532,552	364,792	167,760	—
Brazil	76,713	76,713	—	—
British Virgin Islands	459,032	442,806	16,226	—
Canada	5,398,408	5,331,970	66,438	—
Cayman Islands	35,035	—	35,035	—
China	9,376,300	3,891,748	5,422,073	62,479
Denmark	388,358	64,454	323,904	—
Egypt	142,831	—	142,831	—
Finland	122,427	23,529	98,898	—
France	7,430,028	802,878	6,627,150	—
Germany	5,088,880	625,759	4,463,121	—
Greece	4,508,095	—	4,508,095	—
Hong Kong	3,384,834	97,137	3,287,697	—
Hungary	8,765	—	8,765	—
India	14,531,771	185,968	14,345,803	—
Indonesia	500,819	315,380	185,439	—
Ireland	4,916,430	2,147,909	2,768,521	—
Israel	2,259,999	—	2,259,999	—
Italy	2,611,424	—	2,611,424	—
Japan	24,669,767	117,394	24,552,373	—
Jersey	737,190	640,548	96,642	—
Kenya	30,834	—	30,834	—
Luxembourg	1,264,091	152,696	1,111,395	—
Macau	64,798	—	64,798	—
Malaysia	1,024,330	—	1,024,330	—
Mauritius	594,295	166,605	427,690	—
Mexico	14,542	14,542	—	—
Netherlands	4,523,816	497,821	4,025,995	—
Norway	712,833	—	712,833	—
Romania	20,112	20,112	—	—
Singapore	3,210,342	80,034	3,130,308	—
South Africa	86,808	—	86,808	—
South Korea	4,677,029	—	4,677,029	—
Spain	1,642,098	—	1,642,098	—
Sweden	571,919	—	571,919	—
Switzerland	3,778,207	763,279	3,014,928	—
Taiwan	5,692,211	—	5,692,211	—
Thailand	640,492	460,876	179,616	—
Turkey	186,529	—	186,529	—
United Arab Emirates	11,184	—	11,184	—
United Kingdom	9,953,687	1,438,428	8,515,259	—
United States	85,559,644	85,377,879	181,765	—
Exchange Traded Funds	22,883,122	22,883,122	—	—
Preferred Stocks	652,987	294,420	—	358,567
Warrants	188,262	13,399	174,863	—
Short-Term Investments	43,830,203	43,830,203	—	—
Purchased Options	262,435	29,384	233,051	—
Foreign Currency Contracts(2)	1,275,818	—	1,275,818	—
Futures Contracts(2)	1,015,636	1,015,636	—	—
Swaps - Credit Default(2)	285,456	—	285,456	—

The accompanying notes are an integral part of these financial statements.

95

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

	Total	Level 1(1)	Level 2(1)	Level 3
Swaps - Interest Rate(2)	$37,778	$—	$37,778	$—
Swaps - Total Return(2)	217,312	—	217,312	—

Total	$379,631,646	$172,977,344	$205,882,926	$771,376

Liabilities
Foreign Currency Contracts(2)	$(914,451)	$—	$(914,451)	$—
Futures Contracts(2)	(264,376)	(264,376)	—	—
Swaps - Interest Rate(2)	(45,870)	—	(45,870)	—
Swaps - Total Return(2)	(109,685)	—	(109,685)	—
TBA Sale Commitments	(12,465,728)	—	(12,465,728)	—
Written Options	(27,124)	(27,124)	—	—

Total	$(13,827,234)	$(291,500)	$(13,535,734)	$—

(1)	For the year ended October 31, 2015, investments valued at $5,428,824 were transferred from Level 1 to Level 2, and investments valued at $5,140,932 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Asset & Commercial Mortgage Backed Securities	Common Stocks	Preferred Stocks	Total
Beginning balance	$3,015,268	$—	$120,397	$3,135,665
Purchases	321,316	183,104	123,616	628,036
Sales	(43,744)	—		(43,744)
Accrued discounts/(premiums)	784	—	—	784
Total realized gain/(loss)	347	—	—	347
Net change in unrealized appreciation/depreciation	174	(64,515)	114,554	50,213
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	(2,999,925)	—	—	(2,999,925)

Ending balance	$294,220	$118,589	$358,567	$771,376

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $(48,661).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

96

The Hartford Growth Allocation Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 100.1%
	Alternative Strategy Funds - 4.9%
4,349,288	Hartford Real Total Return Fund*	$40,926,803

	Total Alternative Strategy Funds (cost $44,831,857)	40,926,803

	Domestic Equity Funds - 20.9%
1,957,226	The Hartford MidCap Fund	59,832,388
3,680,325	The Hartford MidCap Value Fund	59,584,454
2,366,810	The Hartford Small Company Fund*	53,702,908

	Total Domestic Equity Funds (cost $174,613,866)	173,119,750

	International/Global Equity Funds - 52.4%
10,685,680	Hartford Emerging Markets Equity Fund	77,898,607
10,556,897	Hartford Global Capital Appreciation Fund	186,329,236
15,554,025	Hartford Global Equity Income Fund	170,316,570

	Total International/Global Equity Funds (cost $489,720,586)	434,544,413

	Mixed-Asset Funds - 12.0%
10,858,546	Hartford Multi-Asset Income Fund	99,355,695

	Total Mixed-Asset Funds (cost $109,882,435)	99,355,695

	Taxable Fixed Income Funds - 9.9%
7,785,952	The Hartford World Bond Fund	81,674,638

	Total Taxable Fixed Income Funds (cost $83,693,453)	81,674,638

	Total Affiliated Investment Companies (cost $902,742,197)	$829,621,299

	Total Long-Term Investments (cost $902,742,197)	$829,621,299

Total Investments (cost $902,742,197)^	100.1%	$829,621,299
Other Assets and Liabilities	(0.1)%	(768,908)

Total Net Assets	100.0%	$828,852,391

The accompanying notes are an integral part of these financial statements.

97

The Hartford Growth Allocation Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $904,534,542 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,819,367
Unrealized Depreciation	(78,732,610)

Net Unrealized Depreciation	$(74,913,243)

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

98

The Hartford Growth Allocation Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$829,621,299	$829,621,299	$—	$—

Total	$829,621,299	$829,621,299	$—	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

99

Hartford Moderate Allocation Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 100.1%
	Alternative Strategy Funds - 14.9%
6,451,744	Hartford Real Total Return Fund*	$60,710,913
3,751,174	The Hartford Global Real Asset Fund	30,647,095

	Total Alternative Strategy Funds (cost $104,168,776)	91,358,008

	Domestic Equity Funds - 24.5%
1,014,801	The Hartford Capital Appreciation Fund	43,687,168
3,143,357	The Hartford Dividend and Growth Fund	79,998,448
859,154	The Hartford MidCap Value Fund	13,909,703
552,858	The Hartford Small Company Fund*	12,544,344

	Total Domestic Equity Funds (cost $130,167,327)	150,139,663

	International/Global Equity Funds - 24.9%
4,448,565	Hartford Emerging Markets Equity Fund	32,430,041
1,818,069	The Hartford International Growth Fund	23,380,372
2,858,463	The Hartford International Opportunities Fund	45,220,884
1,918,285	The Hartford International Small Company Fund	28,313,884
1,569,284	The Hartford International Value Fund	23,099,863

	Total International/Global Equity Funds (cost $159,035,125)	152,445,044

	Taxable Fixed Income Funds - 35.8%
7,320,948	The Hartford Inflation Plus Fund	78,700,196
2,889,219	The Hartford Strategic Income Fund	24,616,148
4,666,867	The Hartford Total Return Bond Fund	48,768,764
6,388,962	The Hartford World Bond Fund	67,020,215

	Total Taxable Fixed Income Funds (cost $230,927,203)	219,105,323

	Total Affiliated Investment Companies (cost $624,298,431)	$613,048,038

	Total Long-Term Investments (cost $624,298,431)	$613,048,038

Total Investments (cost $624,298,431)^	100.1%	$613,048,038
Other Assets and Liabilities	(0.1)%	(730,561)

Total Net Assets	100.0%	$612,317,477

The accompanying notes are an integral part of these financial statements.

100

Hartford Moderate Allocation Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $627,925,017 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$22,891,711
Unrealized Depreciation	(37,768,690)

Net Unrealized Depreciation	$(14,876,979)

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

101

Hartford Moderate Allocation Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$613,048,038	$613,048,038	$—	$—

Total	$613,048,038	$613,048,038	$—	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

102

Hartford Multi-Asset Income Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.5%
		Asset-Backed - Finance & Insurance - 0.4%
$	41,258	Lehman XS Trust 0.46%, 11/25/2035(1)	$28,300
	250,000	Sound Point CLO III Ltd. 4.92%, 07/15/2025(1)(2)	212,950
	300,000	Structured Asset Securities Corp. Mortgage Loan Trust 0.37%, 01/25/2037(1)	255,191

			496,441

		Asset-Backed - Home Equity - 1.8%
		GSAA Home Equity Trust
	1,035,615	0.27%, 12/25/2046(1)	556,569
	147,959	0.29%, 12/25/2036(1)	73,486
	117,840	0.30%, 03/25/2037(1)	61,709
	50,849	0.38%, 11/25/2036(1)	25,874
	859,664	0.43%, 04/25/2047(1)	557,732
	867,164	0.50%, 03/25/2036(1)	610,664
	64,881	0.52%, 04/25/2047(1)	42,440
	65,576	5.88%, 09/25/2036(3)	36,620
	463,353	5.99%, 06/25/2036(1)	250,835
	376,177	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(3)	208,938
	40,000	Soundview Home Loan Trust 0.45%, 11/25/2036(1)	27,559

			2,452,426

		Commercial Mortgage-Backed Securities - 0.7%
	70,000	Citigroup Commercial Mortgage Trust 4.40%, 03/10/2047(1)(2)	54,130
	175,000	Community or Commercial Mortgage Trust 4.57%, 10/15/2045(1)(2)	144,655
		GS Mortgage Securities Trust
	65,000	3.58%, 06/10/2047(2)	45,544
	105,000	3.72%, 01/10/2047(2)	63,690
		JP Morgan Chase Commercial Mortgage Securities Trust
	140,000	2.73%, 10/15/2045(1)(2)	94,772
	100,000	4.00%, 08/15/2046(1)(2)	89,079
	90,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(2)	74,335
	90,000	Morgan Stanley Capital I Trust 5.18%, 07/15/2049(1)(2)	79,466
	60,000	UBS-Barclays Commercial Mortgage Trust 4.09%, 03/10/2046(1)(2)	49,368
	15,000	Wells Fargo Commercial Mortgage Trust 4.11%, 05/15/2048(1)	12,341
		WF-RBS Commercial Mortgage Trust
	250,599	3.02%, 11/15/2047(2)	163,398
	45,505	5.00%, 04/15/2045(1)(2)	35,942

			906,720

		Whole Loan Collateral CMO - 5.4%
		Adjustable Rate Mortgage Trust
	27,307	0.46%, 01/25/2036(1)	22,742
	69,826	0.47%, 11/25/2035(1)	63,579
	29,465	0.70%, 01/25/2036(1)	25,505
		Alternative Loan Trust
	248,906	0.47%, 01/25/2036(1)	221,965
	359,215	0.60%, 10/25/2036(1)	251,747

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.5% - (continued)
		Whole Loan Collateral CMO - 5.4% - (continued)
$	170,271	6.00%, 05/25/2036	$145,802
	87,025	American Home Mortgage Assets Trust 0.39%, 09/25/2046(1)	61,597
	7,191	Banc of America Funding Corp. 0.38%, 10/20/2036(1)	5,579
	361,841	Bear Stearns Adjustable Rate Mortgage Trust 4.81%, 06/25/2047(1)	321,963
		Bear Stearns Alt-A Trust
	88,296	0.52%, 08/25/2036(1)	64,781
	76,511	0.72%, 11/25/2035(1)	63,215
	59,929	2.76%, 09/25/2035(1)	55,179
	132,209	Bear Stearns Mortgage Funding Trust 0.38%, 10/25/2036(1)	109,425
		CHL Mortgage Pass-Through Trust
	125,826	2.50%, 06/20/2035(1)	120,983
	38,655	2.50%, 03/20/2036(1)	34,143
		Connecticut Avenue Securities
	160,000	2.80%, 05/25/2024(1)	140,821
	475,000	3.20%, 07/25/2024(1)	428,239
	50,000	4.20%, 05/25/2025(1)	47,561
	35,800	Countrywide Alternative Loan Trust 0.34%, 04/25/2047(1)	30,037
	148,786	Countrywide Home Loans, Inc. 5.75%, 08/25/2037	139,905
	81,869	Downey S & L Association Mortgage Loan Trust 1.12%, 03/19/2046(1)	61,548
	649,501	GSR Mortgage Loan Trust 2.66%, 01/25/2036(1)	593,471
		HarborView Mortgage Loan Trust
	86,465	0.44%, 03/19/2036(1)	62,079
	440,461	0.90%, 01/19/2035(1)	300,079
		IndyMac Index Mortgage Loan Trust
	178,721	0.44%, 07/25/2035(1)	155,548
	100,524	0.49%, 01/25/2036(1)	69,019
		JP Morgan Mortgage Trust
	273,712	2.55%, 11/25/2035(1)	257,391
	224,258	2.84%, 05/25/2036(1)	199,068
	62,735	Luminent Mortgage Trust 0.40%, 10/25/2046(1)	53,497
	559,465	Morgan Stanley Mortgage Loan Trust 3.09%, 05/25/2036(1)	401,994
	150,705	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.55%, 06/25/2036(1)	112,762
	342,751	Residential Accredit Loans, Inc. 0.42%, 02/25/2046(1)	150,972
		Residential Funding Mortgage Securities, Inc.
	117,793	2.86%, 08/25/2035(1)	91,871
	494,024	6.00%, 07/25/2037	446,543
	89,479	Structured Adjustable Rate Mortgage Loan Trust 0.39%, 07/25/2037(1)	65,051
	68,278	Structured Asset Mortgage Investments II Trust 0.43%, 02/25/2036(1)	52,938
	151,926	WaMu Mortgage Pass-Through Certificates 1.22%, 08/25/2046(1)	128,209
		WaMu Mortgage Pass-Through Certificates Trust
	53,195	0.62%, 06/25/2044(1)	47,850
	477,643	1.02%, 12/25/2046(1)	371,320
	396,376	1.20%, 07/25/2046(1)	321,442

The accompanying notes are an integral part of these financial statements.

103

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.5% - (continued)
		Whole Loan Collateral CMO - 5.4% - (continued)
$	39,476	2.14%, 11/25/2046(1)	$35,435
	485,889	4.31%, 08/25/2036(1)	433,317
	143,960	Wells Fargo Alternative Loan Trust 2.72%, 12/28/2037(1)	124,100
	225,000	Wells Fargo Commercial Mortgage Trust 2.88%, 05/15/2048(1)(2)	144,672
	124,663	Wells Fargo Mortgage Backed Securities Trust 2.74%, 10/25/2036(1)	118,075

			7,153,019

		Whole Loan Collateral PAC - 0.2%
	378,505	Alternative Loan Trust 0.70%, 12/25/2035(1)	269,317

		Total Asset & Commercial Mortgage Backed Securities (cost $11,880,502)	$11,277,923

CORPORATE BONDS - 21.4%
		Advertising - 0.1%
EUR	100,000	TA MFG. Ltd. 3.63%, 04/15/2023(4)	$104,629
$	75,000	WPP Finance 2010 3.63%, 09/07/2022	76,594

			181,223

		Aerospace/Defense - 0.1%
	75,000	L-3 Communications Corp. 3.95%, 05/28/2024	71,601

		Agriculture - 0.1%
	75,000	Reynolds American, Inc. 4.45%, 06/12/2025	78,262

		Airlines - 0.0%
	59,279	Continental Airlines, Inc. 5.98%, 10/19/2023	65,799

		Auto Manufacturers - 0.2%
	75,000	Ford Motor Co. 4.75%, 01/15/2043	74,328
		General Motors Co.
	75,000	5.20%, 04/01/2045	74,252
	95,000	6.25%, 10/02/2043	104,899

			253,479

		Auto Parts & Equipment - 0.1%
	75,000	Delphi Corp. 4.15%, 03/15/2024	75,250

		Biotechnology - 0.2%
	75,000	Amgen, Inc. 3.13%, 05/01/2025	72,018
	75,000	Biogen, Inc. 6.88%, 03/01/2018	83,648
	75,000	Celgene Corp. 3.25%, 08/15/2022	74,894
	75,000	Gilead Sciences, Inc. 3.65%, 03/01/2026	75,826

			306,386

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 21.4% - (continued)
		Chemicals - 0.2%
$	75,000	Agrium, Inc. 4.13%, 03/15/2035	$66,972
	25,000	Ashland, Inc. 4.75%, 08/15/2022(3)	25,014
	25,000	Celanese US Holdings LLC 4.63%, 11/15/2022	25,094
EUR	100,000	Ineos Finance plc 4.00%, 05/01/2023(4)	105,566
$	50,000	LyondellBasell Industries N.V. 4.63%, 02/26/2055	43,271
	75,000	Methanex Corp. 4.25%, 12/01/2024	71,189

			337,106

		Commercial Banks - 4.4%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	400,000	7.00%, 02/19/2019(1)(4)(5)	440,571
$	400,000	9.00%, 05/09/2018(1)(4)(5)	431,020
EUR	100,000	Banco Popolare 2.38%, 01/22/2018(4)	111,356
		Banco Santander S.A.
	300,000	6.25%, 09/11/2021(1)(4)(5)	318,260
$	200,000	6.38%, 05/19/2019(1)(4)(5)	195,500
	75,000	Bank of America Corp. 4.75%, 04/21/2045	73,211
EUR	50,000	Bank of Ireland 10.00%, 02/12/2020	68,147
	100,000	Bankia S.A. 4.00%, 05/22/2024(1)(4)	109,840
		Barclays Bank plc
	50,000	6.00%, 01/23/2018	61,205
	400,000	8.00%, 12/15/2020(1)(5)	479,456
$	200,000	Barclays plc 8.25%, 12/15/2018(1)(5)	212,941
EUR	100,000	CaixaBank S.A. 5.00%, 11/14/2023(1)(4)	115,797
$	75,000	Capital One Financial Corp. 3.20%, 02/05/2025	72,369
	75,000	Citigroup, Inc. 3.50%, 05/15/2023	73,675
EUR	200,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 5.50%, 06/29/2020(1)(4)(5)	221,305
		Credit Agricole S.A.
$	145,000	6.50%, 06/23/2021(1)(4)(5)	160,653
	200,000	6.63%, 09/23/2019(1)(2)(5)	197,000
	75,000	Goldman Sachs Group, Inc. 6.45%, 05/01/2036	87,672
	325,000	HSBC Holdings plc 5.63%, 01/17/2020(1)(5)	324,797
EUR	100,000	KBC Groep N.V. 5.63%, 03/19/2019(1)(4)(5)	109,828
		Lloyds Banking Group plc
	325,000	6.38%, 06/27/2020(1)(4)(5)	377,682
GBP	200,000	7.00%, 06/27/2019(1)(4)(5)	316,028
$	75,000	Morgan Stanley 3.95%, 04/23/2027	72,953
		Royal Bank of Scotland Group plc
	520,000	7.50%, 08/10/2020(1)(5)	538,200
	100,000	7.64%, 09/30/2017(1)(5)	104,450

The accompanying notes are an integral part of these financial statements.

104

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 21.4% - (continued)
		Commercial Banks - 4.4% - (continued)
$	50,000	Royal Bank of Scotland N.V. 4.65%, 06/04/2018	$51,800
	75,000	Santander UK Group Holdings plc 2.88%, 10/16/2020	74,960
	200,000	Sberbank of Russia Via SB Capital S.A. 5.13%, 10/29/2022(4)	187,210
	220,000	Societe Generale S.A. 8.25%, 11/29/2018(1)(4)(5)	231,586

			5,819,472

		Commercial Services - 0.3%
	50,000	ADT Corp. 6.25%, 10/15/2021	54,000
GBP	100,000	Cognita Financing plc 7.75%, 08/15/2021(4)	154,931
CHF	150,000	Nord Anglia Education Finance LLC 5.75%, 07/15/2022(4)	154,788
$	120,000	Quad/Graphics, Inc. 7.00%, 05/01/2022	109,200

			472,919

		Construction Materials - 0.7%
	75,000	Builders FirstSource, Inc. 10.75%, 08/15/2023(2)	77,438
	155,000	Building Materials Corp. of America 5.38%, 11/15/2024(2)	159,456
	200,000	Cemex S.A.B. de C.V. 7.25%, 01/15/2021(2)	205,000
	75,000	Fortune Brands Home & Security, Inc. 3.00%, 06/15/2020	75,326
EUR	100,000	Kerneos Corporate SAS 5.75%, 03/01/2021(4)	107,772
$	50,000	Masco Corp. 4.45%, 04/01/2025	50,125
	80,000	Nortek, Inc. 8.50%, 04/15/2021	84,800
	75,000	Owens Corning 4.20%, 12/01/2024	74,445
	70,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	68,250
	50,000	Vulcan Materials Co. 7.50%, 06/15/2021	59,250

			961,862

		Diversified Financial Services - 0.6%
	200,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	205,500
	75,000	Discover Financial Services 3.75%, 03/04/2025	72,988
EUR	100,000	Garfunkelux Holdco 3 S.A. 7.50%, 08/01/2022(4)	111,295
		International Lease Finance Corp.
$	80,000	6.25%, 05/15/2019	87,000
	75,000	7.13%, 09/01/2018(2)	83,062
	75,000	Nasdaq, Inc. 4.25%, 06/01/2024	76,203
	125,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 7.88%, 10/01/2020	123,125

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 21.4% - (continued)
		Diversified Financial Services - 0.6% - (continued)
$	75,000	Synchrony Financial 3.00%, 08/15/2019	$75,762

			834,935

		Electric - 0.5%
	20,000	AES Corp. 7.38%, 07/01/2021	21,300
	20,000	Calpine Corp. 5.38%, 01/15/2023	19,125
	50,000	CMS Energy Corp. 3.88%, 03/01/2024	51,484
	50,000	Duke Energy Corp. 1.63%, 08/15/2017	50,170
		Dynegy, Inc.
	80,000	5.88%, 06/01/2023	74,800
	20,000	6.75%, 11/01/2019	19,950
	30,000	7.63%, 11/01/2024	30,075
	20,000	FirstEnergy Corp. 4.25%, 03/15/2023	20,215
	100,000	GenOn Americas Generation LLC 9.13%, 05/01/2031	74,500
	250,000	Perusahaan Listrik Negara PT 5.50%, 11/22/2021(4)	257,920
	170,000	Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. 11.50%, 10/01/2020(4)(6)	57,375

			676,914

		Electrical Components & Equipment - 0.1%
EUR	100,000	Rapid Holding GmbH 6.63%, 11/15/2020(4)	111,592

		Electronics - 0.1%
$	75,000	Keysight Technologies, Inc. 4.55%, 10/30/2024(2)	71,527

		Entertainment - 0.1%
GBP	100,000	Vougeot Bidco plc 7.88%, 07/15/2020(4)	163,410

		Environmental Control - 0.1%
$	75,000	Waste Management, Inc. 4.75%, 06/30/2020	82,300

		Food - 0.4%
	21,000	Albertson’s Holdings LLC 7.75%, 10/15/2022(2)	22,628
EUR	110,000	Campofrio Food Group S.A. 3.38%, 03/15/2022(4)	121,917
$	50,000	Delhaize Group 5.70%, 10/01/2040	52,939
	75,000	JM Smucker Co. 4.25%, 03/15/2035	73,656
	75,000	Kraft Foods Group, Inc. 3.50%, 06/06/2022	76,485
	75,000	Kroger Co. 4.00%, 02/01/2024	77,988
	75,000	TreeHouse Foods, Inc. 4.88%, 03/15/2022	72,563

			498,176

The accompanying notes are an integral part of these financial statements.

105

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 21.4% - (continued)
		Food Service - 0.1%
$	70,000	Aramark Services, Inc. 5.75%, 03/15/2020	$73,062

		Forest Products & Paper - 0.2%
	75,000	Georgia-Pacific LLC 7.38%, 12/01/2025	94,318
	75,000	International Paper Co. 3.80%, 01/15/2026	74,840
	110,000	Tembec Industries, Inc. 9.00%, 12/15/2019(2)	88,000

			257,158

		Gas - 0.1%
GBP	50,000	Centrica plc 7.00%, 09/19/2033(4)	103,774

		Hand/Machine Tools - 0.1%
$	75,000	Stanley Black & Decker, Inc. 5.75%, 12/15/2053(1)	79,312

		Healthcare-Products - 0.3%
		Alere, Inc.
	100,000	6.38%, 07/01/2023(2)	104,000
	70,000	6.50%, 06/15/2020	72,275
	25,000	7.25%, 07/01/2018	26,062
	25,000	Hologic, Inc. 5.25%, 07/15/2022(2)	26,094
	125,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(2)	125,781
	75,000	Zimmer Biomet Holdings, Inc. 3.55%, 04/01/2025	73,800

			428,012

		Healthcare-Services - 0.9%
	90,000	Amsurg Corp. 5.63%, 07/15/2022	88,425
		Community Health Systems, Inc.
	20,000	5.13%, 08/01/2021	20,650
	90,000	6.88%, 02/01/2022	90,675
	140,000	7.13%, 07/15/2020	143,500
	50,000	Fresenius Medical Care U.S. Finance II, Inc. 5.63%, 07/31/2019(2)	54,375
	85,000	HCA Holdings, Inc. 6.25%, 02/15/2021	92,863
		HCA, Inc.
	60,000	5.38%, 02/01/2025	61,575
	190,000	6.50%, 02/15/2020	212,562
	35,000	7.50%, 11/15/2095	34,738
	75,000	Humana, Inc. 3.15%, 12/01/2022	74,147
	15,000	inVentiv Health, Inc. 9.00%, 01/15/2018(2)	15,488
	70,000	MPH Acquisition Holdings LLC 6.63%, 04/01/2022(2)	71,400
		Tenet Healthcare Corp.
	145,000	5.00%, 03/01/2019(3)	141,737
	5,000	6.75%, 06/15/2023	4,963
	105,000	8.13%, 04/01/2022	111,037
	55,000	Wellcare Health Plans, Inc. 5.75%, 11/15/2020	57,475

			1,275,610

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 21.4% - (continued)
		Holding Companies-Diversified - 0.2%
$	110,000	Argos Merger Sub, Inc. 7.13%, 03/15/2023(2)	$115,775
EUR	100,000	CeramTec Group GmbH 8.25%, 08/15/2021(4)	119,175

			234,950

		Home Builders - 0.3%
$	50,000	DR Horton, Inc. 3.75%, 03/01/2019	51,375
		KB Home
	120,000	7.00%, 12/15/2021	121,500
	80,000	7.50%, 09/15/2022	82,000
		Lennar Corp.
	50,000	4.50%, 06/15/2019	51,875
	70,000	4.75%, 11/15/2022(3)	70,000
	15,000	4.88%, 12/15/2023	14,944
	20,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	19,975

			411,669

		Home Furnishings - 0.1%
	75,000	Whirlpool Corp. 3.70%, 05/01/2025	73,922

		Household Products/Wares - 0.1%
	115,000	Sun Products Corp. 7.75%, 03/15/2021(2)	107,812

		Insurance - 0.7%
EUR	100,000	Achmea B.V. 4.25%, 02/04/2025(1)(4)(5)	103,230
$	75,000	American International Group, Inc. 4.50%, 07/16/2044	73,444
EUR	100,000	Assicurazioni Generali S.p.A. 7.75%, 12/12/2042(1)(4)	133,437
	100,000	Cloverie plc for Swiss Reinsurance Co., Ltd. 6.63%, 09/01/2042(1)(4)	138,398
		CNO Financial Group, Inc.
$	10,000	4.50%, 05/30/2020	10,400
	40,000	5.25%, 05/30/2025	42,500
EUR	100,000	CNP Assurances 4.00%, 11/18/2024(1)(4)(5)	106,023
	100,000	Credit Agricole Assurances S.A. 4.25%, 01/13/2025(1)(4)(5)	106,454
	100,000	Intesa Sanpaolo Vita S.p.A. 4.75%, 12/17/2024(1)(4)(5)	109,882
$	75,000	Principal Financial Group, Inc. 8.88%, 05/15/2019	90,985
	75,000	XLIT Ltd. 2.30%, 12/15/2018	75,634

			990,387

		Internet - 0.2%
	50,000	Netflix, Inc. 5.50%, 02/15/2022(2)	52,750
	75,000	Priceline Group, Inc. (The) 3.65%, 03/15/2025	74,704

The accompanying notes are an integral part of these financial statements.

106

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 21.4% - (continued)
		Internet - 0.2% - (continued)
		Zayo Group LLC / Zayo Capital, Inc.
$	110,000	6.00%, 04/01/2023(2)	$112,145
	30,000	6.38%, 05/15/2025(2)	30,375

			269,974

		Iron/Steel - 0.3%
		AK Steel Corp.
	65,000	7.63%, 05/15/2020	33,800
	125,000	7.63%, 10/01/2021	59,687
		ArcelorMittal
	25,000	6.13%, 06/01/2025	21,555
	15,000	7.50%, 03/01/2041(3)	12,680
	25,000	7.75%, 10/15/2039(3)	21,313
	50,000	Nucor Corp. 4.00%, 08/01/2023	50,817
	40,000	Steel Dynamics, Inc. 5.13%, 10/01/2021	39,700
EUR	50,000	ThyssenKrupp AG 4.00%, 08/27/2018	58,408
$	90,000	United States Steel Corp. 7.38%, 04/01/2020	67,050

			365,010

		IT Services - 0.1%
	70,000	SunGard Data Systems, Inc. 6.63%, 11/01/2019	72,450

		Leisure Time - 0.1%
EUR	100,000	Cirsa Funding Luxembourg S.A. 5.88%, 05/15/2023(4)	103,697

		Lodging - 0.2%
$	75,000	Marriott International, Inc. 2.88%, 03/01/2021	75,230
	50,000	MGM Resorts International 6.00%, 03/15/2023	50,750
EUR	100,000	NH Hotel Group S.A. 6.88%, 11/15/2019(2)	119,917

			245,897

		Machinery-Diversified - 0.0%
$	40,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	43,250

		Media - 1.3%
	75,000	21st Century Fox America, Inc. 3.70%, 09/15/2024	75,739
	75,000	Cablevision Systems Corp. 5.88%, 09/15/2022	62,250
	75,000	CBS Corp. 3.50%, 01/15/2025	73,086
		CCO Holdings LLC
	45,000	5.13%, 05/01/2023(2)	45,112
	5,000	5.25%, 09/30/2022	5,065
	10,000	5.75%, 01/15/2024	10,150
	15,000	6.63%, 01/31/2022	15,900
		CCO Safari II LLC
	100,000	4.91%, 07/23/2025(2)	101,648
	75,000	6.83%, 10/23/2055(2)	75,997
		Cequel Communications Holdings I LLC
	80,000	5.13%, 12/15/2021(2)	76,859
	75,000	DIRECTV Holdings LLC 1.75%, 01/15/2018	75,090

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 21.4% - (continued)
		Media - 1.3% - (continued)
		DISH DBS Corp.
$	50,000	5.88%, 07/15/2022	$49,000
	160,000	6.75%, 06/01/2021	165,200
	25,000	7.88%, 09/01/2019	27,432
	50,000	Gray Television, Inc. 7.50%, 10/01/2020	52,185
	30,000	Harron Communications L.P./Harron Finance Corp. 9.13%, 04/01/2020(2)	32,025
	50,000	Liberty Interactive LLC 8.25%, 02/01/2030	51,500
	50,000	Nielsen Finance LLC / Nielsen Finance Co. 5.00%, 04/15/2022(2)	50,812
	75,000	Scripps Networks Interactive, Inc. 2.80%, 06/15/2020	73,505
		TEGNA, Inc.
	30,000	4.88%, 09/15/2021(2)	29,700
	70,000	5.13%, 10/15/2019	72,975
	5,000	5.50%, 09/15/2024(2)	5,075
	120,000	6.38%, 10/15/2023	129,600
	75,000	Time Warner Cable, Inc. 5.00%, 02/01/2020	80,243
	140,000	Tribune Media Co. 5.88%, 07/15/2022(2)	143,850
EUR	100,000	Unitymedia GmbH 3.75%, 01/15/2027(4)	98,144
	90,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.75%, 01/15/2023(4)	105,649

			1,783,791

		Miscellaneous Manufacturing - 0.2%
$	75,000	Carlisle Cos., Inc. 3.75%, 11/15/2022	74,993
	75,000	Ingersoll-Rand Global Holding Co., Ltd. 6.88%, 08/15/2018	84,239
	75,000	Pentair Finance S.A. 3.15%, 09/15/2022	70,757

			229,989

		Office/Business Equipment - 0.2%
		CDW LLC / CDW Finance Corp.
	90,000	5.00%, 09/01/2023	93,375
	20,000	5.50%, 12/01/2024	20,950
	95,000	6.00%, 08/15/2022	101,958

			216,283

		Oil & Gas - 2.2%
		Antero Resources Corp.
	30,000	5.63%, 06/01/2023(2)	27,600
	45,000	6.00%, 12/01/2020	43,200
	80,000	Blue Racer Midstream LLC 6.13%, 11/15/2022(2)	74,800
	60,000	Bonanza Creek Energy, Inc. 6.75%, 04/15/2021	43,200
	25,000	Canadian Natural Resources Ltd. 5.70%, 05/15/2017	26,306
		Concho Resources, Inc.
	30,000	5.50%, 10/01/2022	30,113
	25,000	5.50%, 04/01/2023	25,125
		Continental Resources, Inc.
	5,000	3.80%, 06/01/2024	4,185
	25,000	4.90%, 06/01/2044	18,946

The accompanying notes are an integral part of these financial statements.

107

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 21.4% - (continued)
		Oil & Gas - 2.2% - (continued)
$	70,000	Diamondback Energy, Inc. 7.63%, 10/01/2021	$74,550
	240,000	Ecopetrol S.A. 5.88%, 05/28/2045	195,600
		Laredo Petroleum, Inc.
	15,000	5.63%, 01/15/2022	14,100
	55,000	6.25%, 03/15/2023	52,800
	5,000	7.38%, 05/01/2022	4,938
	10,000	Matador Resources Co. 6.88%, 04/15/2023	10,025
		MEG Energy Corp.
	10,000	6.38%, 01/30/2023(2)	8,425
	60,000	7.00%, 03/31/2024(2)	51,900
		Noble Energy, Inc.
	55,000	5.63%, 05/01/2021	55,769
	55,000	5.88%, 06/01/2022	55,400
	100,000	Pacific Exploration and Production Corp. 7.25%, 12/12/2021(2)	41,000
	180,000	Paragon Offshore plc 6.75%, 07/15/2022(2)	27,450
		Petrobras Global Finance B.V.
	850,000	5.38%, 01/27/2021	691,687
GBP	100,000	5.38%, 10/01/2029	98,308
		Petroleos de Venezuela S.A.
$	585,000	5.38%, 04/12/2027(4)	203,287
	120,000	6.00%, 11/15/2026(4)	42,408
		Petroleos Mexicanos
	406,000	5.50%, 06/27/2044	345,993
MXN	2,000,000	7.47%, 11/12/2026	111,038
$	50,000	Pioneer Natural Resources Co. 3.95%, 07/15/2022	49,732
	40,000	QEP Resources, Inc. 5.25%, 05/01/2023	35,500
	25,000	Range Resources Corp. 5.00%, 08/15/2022	22,249
	10,000	Rice Energy, Inc. 7.25%, 05/01/2023(2)	9,250
	25,000	Rowan Cos., Inc. 4.88%, 06/01/2022	20,100
	25,000	Southwestern Energy Co. 4.10%, 03/15/2022	21,350
	25,000	Talisman Energy, Inc. 5.50%, 05/15/2042	18,250
	200,000	Tullow Oil plc 6.25%, 04/15/2022(2)	150,600
		WPX Energy, Inc.
	30,000	5.25%, 09/15/2024	24,900
	50,000	6.00%, 01/15/2022	44,000
	145,000	YPF S.A. 8.50%, 07/28/2025(4)	142,535

			2,916,619

		Oil & Gas Services - 0.0%
	25,000	Weatherford International Ltd. 9.63%, 03/01/2019	26,000

		Packaging & Containers - 0.3%
EUR	100,000	Ardagh Packaging Finance plc 9.25%, 10/15/2020(4)	115,436

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 21.4% - (continued)
		Packaging & Containers - 0.3% - (continued)
$	75,000	Berry Plastics Corp. 6.00%, 10/15/2022(2)	$78,562
		Owens-Brockway Glass Container, Inc.
	60,000	5.88%, 08/15/2023(2)	63,675
	85,000	6.38%, 08/15/2025(2)	90,525

			348,198

		Pharmaceuticals - 0.5%
	75,000	Actavis Funding SCS 4.55%, 03/15/2035	71,481
	75,000	Cardinal Health, Inc. 3.20%, 03/15/2023	74,150
	200,000	Endo Finance LLC 6.00%, 02/01/2025(2)	198,500
	75,000	Express Scripts Holding Co. 4.75%, 11/15/2021	81,199
	75,000	McKesson Corp. 2.28%, 03/15/2019	74,857
	75,000	Mylan, Inc. 2.55%, 03/28/2019	73,478
	36,000	PRA Holdings, Inc. 9.50%, 10/01/2023(2)	40,590
	40,000	Quintiles Transnational Corp. 4.88%, 05/15/2023(2)	41,125
EUR	100,000	Valeant Pharmaceuticals International, Inc. 4.50%, 05/15/2023(4)	88,907

			744,287

		Pipelines - 0.2%
		Energy Transfer Equity L.P.
$	80,000	5.50%, 06/01/2027	71,213
	140,000	7.50%, 10/15/2020	150,528
	25,000	Energy Transfer Partners L.P. 5.20%, 02/01/2022	24,874

			246,615

		Real Estate - 0.1%
EUR	100,000	Grand City Properties S.A. 1.50%, 04/17/2025(4)	100,777

		Real Estate Investment Trusts - 0.2%
$	75,000	American Tower Corp. 3.40%, 02/15/2019	77,517
	75,000	DDR Corp. 3.63%, 02/01/2025	71,142
	75,000	HCP, Inc. 5.38%, 02/01/2021	82,588

			231,247

		Retail - 0.6%
	75,000	AutoZone, Inc. 3.70%, 04/15/2022	77,141
	40,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	39,400
	75,000	Chinos Intermediate Holdings A, Inc. 7.75%, 05/01/2019(2)(7)	27,000
	75,000	CVS Health Corp. 5.13%, 07/20/2045	80,406
		Dollar Tree, Inc.
	5,000	5.25%, 03/01/2020(2)	5,213
	60,000	5.75%, 03/01/2023(2)	63,225

The accompanying notes are an integral part of these financial statements.

108

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 21.4% - (continued)
		Retail - 0.6% - (continued)
EUR	105,000	Dufry Finance SCA 4.50%, 08/01/2023(2)	$120,948
$	75,000	Home Depot, Inc. 3.35%, 09/15/2025	76,948
		L Brands, Inc.
	50,000	5.63%, 02/15/2022	54,250
	70,000	6.88%, 11/01/2035(2)	72,713
	70,000	Michaels Stores, Inc. 5.88%, 12/15/2020(2)	73,850
	70,000	Party City Holdings, Inc. 6.13%, 08/15/2023(2)	72,100
	75,000	Walgreens Boots Alliance, Inc. 4.50%, 11/18/2034	69,516

			832,710

		Savings & Loans - 0.2%
GBP	195,000	Nationwide Building Society 6.88%, 06/20/2019(1)(4)(5)	302,874

		Semiconductors - 0.3%
$	95,000	Entegris, Inc. 6.00%, 04/01/2022(2)	97,850
	155,000	Freescale Semiconductor, Inc. 6.00%, 01/15/2022(2)	165,075
	75,000	KLA-Tencor Corp. 5.65%, 11/01/2034	73,462
		Sensata Technologies B.V.
	55,000	5.00%, 10/01/2025(2)	53,694
	20,000	5.63%, 11/01/2024(2)	20,350

			410,431

		Software - 1.0%
		Activision Blizzard, Inc.
	92,000	5.63%, 09/15/2021(2)	97,308
	170,000	6.13%, 09/15/2023(2)	185,087
		Audatex North America, Inc.
	90,000	6.00%, 06/15/2021(2)	90,631
	40,000	6.13%, 11/01/2023(2)	40,250
		Emdeon, Inc.
	55,000	6.00%, 02/15/2021(2)	53,969
	85,000	11.00%, 12/31/2019	90,525
	75,000	Fidelity National Information Services, Inc. 3.50%, 04/15/2023	71,434
		First Data Corp.
	145,000	5.38%, 08/15/2023(2)	147,537
	30,000	7.00%, 12/01/2023	30,525
	110,000	8.25%, 01/15/2021(4)	115,363
EUR	150,000	IMS Health, Inc. 4.13%, 04/01/2023(4)	157,937
$	130,000	Infor Software Parent LLC 7.13%, 05/01/2021(2)(7)	112,531
		Infor US, Inc.
	10,000	5.75%, 08/15/2020(2)	10,200
	80,000	6.50%, 05/15/2022(2)	75,800
	55,000	MSCI, Inc. 5.25%, 11/15/2024(2)	57,888
	20,000	SS&C Technologies Holdings, Inc. 5.88%, 07/15/2023(2)	21,000

			1,357,985

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 21.4% - (continued)
		Sovereign - 0.1%
$	200,000	Export-Import Bank of China 2.85%, 09/16/2020(2)	$200,944

		Telecommunications - 1.7%
	161,000	Alcatel-Lucent USA, Inc. 6.45%, 03/15/2029	170,056
EUR	110,000	Altice Financing S.A. 6.50%, 01/15/2022(4)	127,010
$	75,000	AT&T, Inc. 3.00%, 06/30/2022	73,566
	200,000	Digicel Group Ltd. 7.13%, 04/01/2022(4)	165,000
		Frontier Communications Corp.
	35,000	10.50%, 09/15/2022(2)	36,312
	90,000	11.00%, 09/15/2025(2)	94,331
	65,000	Intelsat Jackson Holdings S.A. 7.50%, 04/01/2021	58,662
		Level 3 Financing, Inc.
	20,000	5.13%, 05/01/2023(2)	20,225
	170,000	5.38%, 08/15/2022	172,975
	70,000	7.00%, 06/01/2020	74,200
EUR	100,000	Matterhorn Telecom S.A. 3.88%, 05/01/2022(4)	100,761
$	90,000	Sprint Communications, Inc. 9.00%, 11/15/2018(2)	98,943
	185,000	Sprint Corp. 7.25%, 09/15/2021	169,969
	116,000	Syniverse Holdings, Inc. 9.13%, 01/15/2019	97,150
		T-Mobile USA, Inc.
	40,000	6.13%, 01/15/2022	40,700
	50,000	6.38%, 03/01/2025	50,125
	70,000	6.63%, 11/15/2020	72,100
	65,000	6.63%, 04/28/2021	67,275
	135,000	UPCB Finance V Ltd. 7.25%, 11/15/2021(2)	143,775
	75,000	Verizon Communications, Inc. 4.67%, 03/15/2055	65,907
	200,000	VimpelCom Ltd. 5.20%, 02/13/2019(4)	198,000
EUR	100,000	Wind Acquisition Finance S.A. 4.00%, 07/15/2020(2)	111,477
$	50,000	Windstream Services LLC 7.75%, 10/15/2020	45,000

			2,253,519

		Transportation - 0.0%
	75,000	CSX Corp. 3.95%, 05/01/2050	65,176

		Total Corporate Bonds (cost $29,627,383)	$28,465,604

FOREIGN GOVERNMENT OBLIGATIONS - 5.8%
		Argentina - 0.1%
$	150,000	Provincia de Buenos Aires 9.95%, 06/09/2021(2)	$154,500

		Brazil - 0.4%
BRL	175,000	Brazil Letras do Tesouro Nacional 12.52%, 01/01/2016	44,357

The accompanying notes are an integral part of these financial statements.

109

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 5.8% - (continued)
		Brazil - 0.4% - (continued)
BRL	440,256	Brazil Notas do Tesouro Nacional Series B 6.00%, 08/15/2016(8)	$114,990
		Brazil Notas do Tesouro Nacional Series F
	985,000	10.00%, 01/01/2021	206,695
	852,000	10.00%, 01/01/2025	161,957

			527,999

		Bulgaria - 0.1%
EUR	125,000	Bulgaria Government International Bond 3.13%, 03/26/2035(4)	125,580

		Colombia - 0.3%
		Colombian TES
COP	243,263,952	3.00%, 03/25/2033(8)	72,630
	283,100,000	5.00%, 11/21/2018	93,490
	337,800,000	7.00%, 05/04/2022	114,017
	270,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(4)	82,016

			362,153

		Costa Rica - 0.1%
CRC	45,700,000	Costa Rica Government International Bond 9.20%, 03/27/2019(2)	89,373

		Croatia - 0.1%
EUR	170,000	Croatia Government International Bond 3.00%, 03/11/2025(4)	170,396

		Dominican Republic - 0.2%
		Dominican Republic International Bond
$	134,000	5.50%, 01/27/2025(4)	132,325
	140,000	5.50%, 01/27/2025(2)	138,250

			270,575

		El Salvador - 0.1%
	87,000	El Salvador Government International Bond 5.88%, 01/30/2025(4)	77,212

		Hungary - 0.4%
		Hungary Government Bond
HUF	65,880,000	1.48%, 05/20/2019(1)	228,659
	9,290,000	5.50%, 06/24/2025	38,471
$	190,000	Hungary Government International Bond 5.38%, 02/21/2023	209,023

			476,153

		Indonesia - 0.1%
	109,000	Indonesia Government International Bond 6.63%, 02/17/2037(4)	119,791

		Jamaica - 0.2%
	200,000	Jamaica Government International Bond 6.75%, 04/28/2028	203,500

		Kazakhstan - 0.1%
	200,000	Kazakhstan Government International Bond 6.50%, 07/21/2045(2)	195,140

		Macedonia - 0.1%
EUR	160,000	Former Yugoslav Republic of Macedonia 3.98%, 07/24/2021(4)	169,434

		Malaysia - 0.1%
MYR	670,000	Malaysia Government Bond 3.49%, 03/31/2020	154,025

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 5.8% - (continued)
		Mexico - 0.4%
MXN	2,539,100	Mexican Bonos 10.00%, 12/05/2024	$196,763
		Mexico Government International Bond
$	245,000	4.60%, 01/23/2046	227,237
GBP	100,000	5.63%, 03/19/2114	147,994

			571,994

		Nigeria - 0.0%
NGN	14,200,000	Nigeria Government Bond 12.15%, 07/18/2034	62,842

		Panama - 0.1%
$	200,000	Panama Government International Bond 4.30%, 04/29/2053	178,000

		Peru - 0.1%
PEN	265,000	Peru Government Bond 5.20%, 09/12/2023	73,199
$	35,000	Peruvian Government International Bond 4.13%, 08/25/2027	35,175

			108,374

		Poland - 0.2%
PLN	851,000	Poland Government Bond 3.25%, 07/25/2025	231,288

		Romania - 0.1%
RON	140,000	Romania Government Bond 5.85%, 04/26/2023	40,881
EUR	137,000	Romanian Government International Bond 2.88%, 10/28/2024(4)	155,774

			196,655

		Russia - 0.4%
RUB	4,130,000	Russian Federal Bond - OFZ 7.50%, 02/27/2019	60,291
$	500,000	Russian Foreign Bond - Eurobond 5.00%, 04/29/2020(4)	525,625

			585,916

		South Africa - 0.2%
ZAR	3,295,000	South Africa Government Bond 7.75%, 02/28/2023	233,810

		Thailand - 0.1%
THB	3,831,000	Thailand Government Bond 3.85%, 12/12/2025	119,044

		Tunisia - 0.1%
$	200,000	Banque Centrale de Tunisie S.A. 5.75%, 01/30/2025(4)	187,532

		Turkey - 0.9%
		Turkey Government Bond
TRY	1,012,246	2.50%, 05/04/2016(8)	347,554
	780,000	7.10%, 03/08/2023	232,229
	405,000	9.00%, 01/27/2016	138,480
		Turkey Government International Bond
$	200,000	6.00%, 01/14/2041	210,240
	146,000	7.00%, 03/11/2019	162,899
	40,000	7.38%, 02/05/2025	47,843

			1,139,245

The accompanying notes are an integral part of these financial statements.

110

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 5.8% - (continued)
		Uruguay - 0.8%
		Uruguay Government International Bond
UYU	3,161,253	3.70%, 06/26/2037(8)	$80,496
	17,350,068	4.25%, 04/05/2027(8)	518,467
$	305,000	4.38%, 10/27/2027	302,712
UYU	4,030,764	4.38%, 12/15/2028(8)	120,574

			1,022,249

		Total Foreign Government Obligations (cost $8,293,452)	$7,732,780

MUNICIPAL BONDS - 0.3%
		General - 0.3%
		Puerto Rico Commonwealth Gov’t Employees Retirement System
$	905,000	6.15%, 07/01/2038	$266,975
	300,000	6.20%, 07/01/2039	88,500
	120,000	6.55%, 07/01/2058	36,000

		Total Municipal Bonds (cost $674,022)	$391,475

SENIOR FLOATING RATE INTERESTS - 17.2%(9)
		Advertising - 0.2%
$	282,157	Acosta Holdco, Inc. 4.25%, 09/26/2021	$274,962

		Auto Manufacturers - 0.1%
	149,625	Jaguar Holding Co. 4.25%, 08/18/2022	147,300

		Beverages - 0.2%
	257,713	Charger OpCo B.V. 4.25%, 07/02/2022	258,143

		Chemicals - 0.6%
	254,363	Chemours Co. 3.75%, 05/12/2022	232,487
	326,927	Ineos U.S. Finance LLC 3.75%, 05/04/2018	322,570
	295,431	Nexeo Solutions LLC 5.00%, 09/08/2017	276,967

			832,024

		Coal - 0.3%
	375,000	American Energy - Marcellus LLC 5.25%, 08/04/2020	173,250
	516,375	Arch Coal, Inc. 6.25%, 05/16/2018	266,258

			439,508

		Commercial Services - 1.0%
	521,358	Brickman Group Ltd. 4.00%, 12/18/2020	508,455
	503,625	Interactive Data Corp. 4.75%, 05/02/2021	503,413
	344,746	ServiceMaster Co. 4.25%, 07/01/2021	344,477

			1,356,345

		Diversified Financial Services - 0.2%
	158,403	Ipreo Holdings LLC 4.00%, 08/06/2021	154,574

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.2%(9) - (continued)
		Diversified Financial Services - 0.2% - (continued)
$	189,350	Walter Investment Management Corp. 4.75%, 12/19/2020	$172,309

			326,883

		Electric - 0.7%
	315,000	Energy Future Intermediate Holding Co. LLC 4.25%, 06/19/2016	314,805
	184,228	LA Frontera Generation LLC 4.50%, 09/30/2020	144,158
	716,523	Seadrill Partners Finco LLC 4.00%, 02/21/2021	416,256

			875,219

		Electronics - 0.4%
	367,302	CDW LLC 3.25%, 04/29/2020	366,016
	152,015	Ceridian LLC 4.50%, 09/15/2020	139,728

			505,744

		Food - 1.2%
	436,778	Albertsons LLC 5.50%, 08/25/2021	436,529
	100,000	Hostess Brands LLC 4.50%, 08/03/2022(10)	100,093
	260,000	JBS USA LLC 4.00%, 10/30/2022	260,158
	317,361	Roundy’s Supermarkets, Inc. 5.75%, 03/03/2021	259,046
	539,175	U.S. Foods, Inc. 4.50%, 03/31/2019	538,755

			1,594,581

		Healthcare-Products - 0.1%
	105,000	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	103,819

		Healthcare-Services - 0.8%
	158,400	CDRH Parent, Inc. 5.25%, 07/01/2021	129,888
	149,625	Community Health Systems, Inc. 4.00%, 01/27/2021	149,127
	363,255	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	358,035
	237,000	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	233,248
	143,913	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	143,073

			1,013,371

		Insurance - 1.0%
		Asurion LLC
	246,222	4.25%, 07/08/2020	228,935
	400,000	8.50%, 03/03/2021(10)	359,168
	458,025	Sedgwick Claims Management Services, Inc. 3.75%, 03/01/2021	449,437
	234,402	USI, Inc. 4.25%, 12/27/2019	231,252

			1,268,792

The accompanying notes are an integral part of these financial statements.

111

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.2%(9) - (continued)
		Internet - 0.3%
$	398,627	Lands’ End, Inc. 4.25%, 04/04/2021	$365,409

		Leisure Time - 0.9%
	288,192	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	288,674
		Delta 2 (LUX) S.a.r.l.
	711,781	4.75%, 07/30/2021	697,246
	200,000	7.75%, 07/31/2022	190,376

			1,176,296

		Lodging - 0.1%
	182,112	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	182,396

		Machinery-Construction & Mining - 0.5%
		American Rock Salt Holdings LLC
	608,245	4.75%, 05/20/2021	594,864
	104,130	Neff Rental LLC 7.25%, 06/09/2021	94,238

			689,102

		Machinery-Diversified - 0.6%
	401,800	Gardner Denver, Inc. 4.25%, 07/30/2020	376,366
	502,843	Gates Global, Inc. 4.25%, 07/05/2021	471,134

			847,500

		Media - 0.6%
	345,004	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	337,055
	260,000	Charter Communications Operating LLC 3.50%, 01/24/2023	259,633
	165,000	Neptune Finco Corp. 5.00%, 10/09/2022	165,472

			762,160

		Mining - 0.2%
	292,971	FMG Resources August 2006 Pty Ltd. 4.25%, 06/30/2019	247,247

		Miscellaneous Manufacturing - 0.7%
		Husky Injection Molding Systems Ltd.
	216,390	4.25%, 06/30/2021	212,008
	85,945	7.25%, 06/30/2022	84,656
	662,925	Sram LLC 4.02%, 04/10/2020	623,150

			919,814

		Oil & Gas - 0.1%
	187,625	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	121,253
	100,000	Templar Energy LLC 8.50%, 11/25/2020	42,583

			163,836

		Oil & Gas Services - 0.3%
	339,875	Pacific Drilling S.A. 4.50%, 06/03/2018	182,965
	460,350	Paragon Offshore Finance Co. 3.75%, 07/18/2021	163,139

			346,104
		Packaging & Containers - 1.0%
	444,710	Berry Plastics Group, Inc. 3.75%, 01/06/2021	444,154

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.2%(9) - (continued)
		Packaging & Containers - 1.0% - (continued)
$	222,188	BWAY Holding Co., Inc. 5.50%, 08/14/2020	$222,650
	281,652	Exopack Holdings S.A. 4.50%, 05/08/2019	280,714
	428,773	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	429,489

			1,377,007

		Pharmaceuticals - 0.6%
	285,000	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022(10)	279,790
	428,048	PRA Holdings, Inc. 4.50%, 09/23/2020	427,423
	143,400	Valeant Pharmaceuticals International, Inc. 4.00%, 04/01/2022	133,111

			840,324

		Real Estate - 0.1%
	199,500	DTZ U.S. Borrower LLC 4.25%, 11/04/2021	197,381

		Retail - 1.4%
	443,615	BJ’s Wholesale Club, Inc. 4.50%, 09/26/2019	439,179
	45,000	Coty, Inc. 0.00%, 09/24/2022(10)	45,169
	90,000	Galleria Co. 0.00%, 09/22/2022(10)	90,085
	311,511	Michaels Stores, Inc. 4.00%, 01/28/2020	312,031
	210,000	Party City Holdings Inc. 4.25%, 08/19/2022	209,895
	457,700	PetSmart, Inc. 4.25%, 03/11/2022	457,453
	275,000	Rite Aid Corp. 4.88%, 06/21/2021	275,429

			1,829,241

		Semiconductors - 0.4%
	492,481	Freescale Semiconductor, Inc. 4.25%, 02/28/2020	491,910

		Software - 1.4%
	330,635	Emdeon Business Services LLC 3.75%, 11/02/2018	326,832
	740,000	First Data Corp. 3.70%, 03/24/2018	733,925
	539,656	Kronos, Inc. 4.50%, 10/30/2019	538,172
		SS&C Technologies, Inc.
	266,330	4.00%, 07/08/2022	266,995

			1,865,924

		Telecommunications - 0.9%
	489,981	Altice Financing S.A. 5.50%, 07/02/2019	489,859
	400,000	Level 3 Financing, Inc. 4.00%, 08/01/2019	400,916
	99,745	LTS Buyer LLC 4.00%, 04/13/2020	98,124
	270,729	Univision Communications, Inc. 4.00%, 03/01/2020	268,766

			1,257,665

The accompanying notes are an integral part of these financial statements.

112

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.2%(9) - (continued)
		Transportation - 0.1%
		Kenan Advantage Group, Inc.
$	10,000	1.50%, 01/23/2017(10)(11)	$9,960
	125,000	4.00%, 07/31/2022(10)	124,492

			134,452

		Trucking & Leasing - 0.2%
	320,051	Consolidated Container Co. 5.00%, 07/03/2019	304,048

		Total Senior Floating Rate Interests (cost $24,838,063)	$22,994,507

U.S. GOVERNMENT AGENCIES - 6.4%
		FHLMC - 1.4%
$	560,000	3.00%, 11/01/2045(12)	$564,278
	858,000	3.50%, 11/01/2045(12)	890,778
	400,000	5.00%, 11/01/2045(12)	438,172

			1,893,228

		FNMA - 3.7%
	600,000	3.00%, 11/01/2030(12)	624,112
	300,000	3.00%, 11/01/2045(12)	303,150
	200,000	3.50%, 11/01/2030(12)	211,156
	100,000	4.00%, 11/17/2030	104,471
	1,036,000	4.00%, 11/01/2045(12)	1,102,773
	400,000	4.00%, 12/01/2045(12)	425,016
	1,361,000	4.50%, 11/01/2045(12)	1,474,580
	400,000	5.00%, 11/01/2045(12)	440,875
	200,000	5.50%, 11/01/2045(12)	223,456

			4,909,589

		GNMA - 1.3%
	99,813	3.00%, 03/15/2045	101,875
	900,000	3.00%, 11/01/2045(12)	919,266
	698,000	3.50%, 11/01/2045(12)	731,332

			1,752,473

		Total U.S. Government Agencies (cost $8,563,762)	$8,555,290

EQUITY LINKED SECURITIES - 11.6%
		Banks - 11.6%
$	41,203	D.R. Horton, Inc. (Deutsche Bank AG) 10.00%, 11/25/2015(2)	$1,166,828
	12,904	Caterpillar, Inc. (JP Morgan Chase & Co.) 10.00%, 11/25/2015(2)	951,154
	12,055	Bank of America Corp. (Merrill Lynch International & Co. C.V.) 10.00%, 11/25/2015(2)	864,343
EUR	42,694	AXA S.A. (Deutsche Bank AG) 12.00%, 12/23/2015	1,089,674
$	2,597	Acuity Brands, Inc. (BNP Paribas) 12.00%, 12/23/2015(2)	545,760
	3,705	Monster Beverage Corp. (BNP Paribas) 12.00%, 12/23/2015(2)	503,102
	3,501	Edwards Lifesciences Corp. (BNP Paribas) 12.00%, 12/23/2015(2)	533,727
	548	Chipotle Mexican Grill, Inc. (BNP Paribas) 12.00%, 12/23/2015(2)	357,159

Shares or Principal Amount			Market Value†
EQUITY LINKED SECURITIES - 11.6% - (continued)
		Banks - 11.6% - (continued)
$	2,415	Illumina, Inc. (BNP Paribas) 12.00%, 12/23/2015(2)	$354,232
	14,685	Electronic Arts Inc. (JP Morgan Chase Bank & Co.) 12.00%, 01/21/2016(2)	1,066,278
	7,017	Edwards Lifesciences Corp. (JP Morgan Chase Bank & Co.) 10.00%, 01/21/2016(2)	1,090,933
	35,682	Juniper Networks, Inc. (JP Morgan Chase & Co.) 12.00%, 01/21/2016(2)	1,112,565
		Bank of America Corp. (Merrill Lynch International & Co. C.V.)
	12,084	12.00%, 11/25/2015(2)	536,409
	34,677	12.00%, 01/21/2016(2)	1,638,879
	27,702	11.00%, 01/21/2016(2)	1,090,432
	5,708	NXP Semiconductors N.V. (BNP Parisbas) 14.00%, 01/21/2016(2)	460,521
	12,747	ConAgra Foods Inc. (BNP Parisbas) 12.00%, 11/25/2015(2)	516,891
	398	The Priceline Group Inc. (BNP Paribas) 12.00%, 01/21/2016(2)	557,296
		Bank of America Corp. (Merrill Lynch International & Co. C.V.)
CHF	3,917	12.00%, 01/20/2016(2)	528,832
EUR	5,958	12.00%, 01/20/2016(2)	527,937

		Total Equity Linked Securities (cost $15,924,346)	$15,492,952

COMMON STOCKS - 15.7%
		Automobiles & Components - 0.2%
	5,464	General Motors Co.	$190,748
	770	Kia Motors Corp.	37,586

			228,334

		Banks - 0.5%
	7,319	Industrial Bank of Korea	89,590
	13,264	National Bank of Canada	439,327
	15,466	Woori Bank	134,161

			663,078

		Capital Goods - 0.6%
	5,419	Asahi Glass Co., Ltd.	31,026
	4,189	CK Hutchison Holdings Ltd.	57,362
	22,167	Mitsui & Co., Ltd.	281,142
	25,027	Sumitomo Corp.	273,727
	138,862	Yangzijiang Shipbuilding Holdings Ltd.	123,608

			766,865

		Commercial & Professional Services - 0.3%
	777	Adecco S.A.*	57,759
	29,696	Dai Nippon Printing Co., Ltd.	307,118

			364,877

		Consumer Durables & Apparel - 0.2%
	3,423	Berkeley Group Holdings plc	174,705
	2,583	Heiwa Corp.	47,682
	26,751	Ruentex Industries Ltd.	49,291

			271,678

The accompanying notes are an integral part of these financial statements.

113

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 15.7% - (continued)
	Consumer Services - 0.3%
3,351	Darden Restaurants, Inc.	$207,393
240,814	SJM Holdings Ltd.	199,917

		407,310

	Diversified Financials - 0.1%
110,573	Fubon Financial Holding Co., Ltd.	178,722

	Energy - 3.8%
15,443	Boardwalk Pipeline Partners L.P.	197,979
4,615	Buckeye Partners L.P.	313,035
29,491	CNOOC Ltd.	33,310
402	Columbia Pipeline Partners L.P.	5,443
3,468	Delek Logistics Partners L.P.	113,577
8,237	Enbridge Energy Partners L.P.	230,142
10,682	Energy Transfer Partners L.P.	471,717
31,959	Enterprise Products Partners L.P.	883,027
8,531	JX Holdings, Inc.	33,498
5,870	Magellan Midstream Partners L.P.	374,565
5,723	MarkWest Energy Partners L.P.	249,981
5,639	Memorial Production Partners L.P.	31,466
3,781	Noble Corp. plc	50,930
5,038	NuStar GP Holdings LLC	147,160
5,647	Plains All American Pipeline L.P.	179,123
15,057	Repsol S.A.	189,543
8,738	Rice Midstream Partners L.P.	119,711
3,964	SemGroup Corp. Class A	180,560
10,046	Sunoco Logistics Partners L.P.	291,736
5,589	Targa Resources Partners L.P.	167,670
2,191	Teekay Corp.	70,397
30,850	Veresen, Inc.	268,487
4,196	Viper Energy Partners L.P.	67,975
3,840	Williams Partners L.P.	129,792
14,297	Woodside Petroleum Ltd.	299,850

		5,100,674

	Food & Staples Retailing - 0.3%
2,778	Wal-Mart Stores, Inc.	159,013
102,451	WM Morrison Supermarkets plc	265,654

		424,667

	Food, Beverage & Tobacco - 0.1%
100	Bunge Ltd.	7,296
539	Imperial Tobacco Group plc	29,024
6,108	Orkla ASA	51,980

		88,300

	Health Care Equipment & Services - 0.0%
224	Anthem, Inc.	31,170

	Insurance - 1.1%
5,442	Ageas	239,980
267	Baloise Holding AG	32,012
26,258	CNP Assurances	374,550
11,458	Direct Line Insurance Group plc	69,503
7,034	SCOR SE	261,543
4,901	Swiss Re AG	454,964
1,320	Talanx AG*	42,296

		1,474,848

	Materials - 0.4%
7,576	DS Smith plc	45,140
4,758	International Paper Co.	203,119
23,899	Severstal PAO GDR,	281,052

		529,311

Shares or Principal Amount		Market Value†
COMMON STOCKS - 15.7% - (continued)
	Media - 0.5%
78,883	Television Broadcasts Ltd.	$287,489
17,918	Vivendi S.A.	431,050

		718,539

	Pharmaceuticals, Biotechnology & Life Sciences - 0.8%
1,307	Amgen, Inc.	206,741
1,704	Daiichi Sankyo Co., Ltd.	33,465
580	Eli Lilly & Co.	47,311
4,498	Johnson & Johnson	454,433
961	Otsuka Holdings Co., Ltd.	31,982
7,814	Pfizer, Inc.	264,269
498	Teva Pharmaceutical Industries Ltd. ADR	29,477

		1,067,678

	Real Estate - 2.1%
22,541	American Capital Agency Corp. REIT	401,906
42,288	Annaly Capital Management, Inc. REIT	420,765
30,218	Chimera Investment Corp. REIT	425,469
195,115	Evergrande Real Estate Group Ltd.	149,211
6,544	Intu Properties plc REIT	34,836
61,212	MFA Financial, Inc. REIT	423,587
42,965	New World Development Co., Ltd.	45,827
61,946	Sino Land Co., Ltd.	95,614
14,470	Starwood Property Trust, Inc. REIT	290,702
6,919	Swire Pacific Ltd. Class A	79,939
37,328	Two Harbors Investment Corp. REIT	315,795
6,058	Wharf Holdings Ltd.	36,048
7,306	Wheelock & Co., Ltd.	34,054

		2,753,753

	Retailing - 0.6%
2,100	Best Buy Co., Inc.	73,563
2,490	Foot Locker, Inc.	168,698
4,812	Gap, Inc.	130,983
3,210	Kohl’s Corp.	148,045
538	Macy’s, Inc.	27,427
17,225	Marks & Spencer Group plc	136,013
1,644	Target Corp.	126,884

		811,613

	Semiconductors & Semiconductor Equipment - 0.1%
4,202	Intel Corp.	142,280

	Software & Services - 0.2%
518	Computer Sciences Corp.	34,494
3,833	Microsoft Corp.	201,769

		236,263

	Technology Hardware & Equipment - 0.3%
1,290	Apple, Inc.	154,155
5,805	Asustek Computer, Inc.	51,951
38,800	Gigabyte Technology Co., Ltd.	40,503
19,950	Pegatron Corp.	48,751
1,070	Qualcomm, Inc.	63,580

		358,940

	Telecommunication Services - 1.7%
13,062	AT&T, Inc.	437,708
194,077	Bezeq The Israeli Telecommunication Corp. Ltd.	415,904
15,785	CenturyLink, Inc.	445,295
2,986	Elisa Oyj	112,501

The accompanying notes are an integral part of these financial statements.

114

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
COMMON STOCKS - 15.7% - (continued)
		Telecommunication Services - 1.7% - (continued)
	3,637	Globe Telecom, Inc.	$176,617
	65,729	Intouch Holdings PCL NVDR	138,492
	370,983	Jasmine International PCL	68,840
	147	SK Telecom Co., Ltd.	31,129
	3,286	Tele2 AB Class B	32,816
	48,643	TeliaSonera AB	248,542
	46,748	Turk Telekomunikasyon AS	100,836
	710	Verizon Communications, Inc.	33,285

			2,241,965

		Transportation - 0.6%
	392	Alaska Air Group, Inc.	29,890
	108	AP Moeller - Maersk A/S Class B	159,389
	2,988	Japan Airlines Co., Ltd.	112,567
	2,268	Macquarie Infrastructure Corp.	180,419
	34,843	Royal Mail plc	238,712
	483	West Japan Railway Co.	33,934

			754,911

		Utilities - 0.9%
	100	8Point3 Energy Partners L.P.	1,346
	7,934	CenterPoint Energy, Inc.	147,176
	12,606	CEZ AS	251,874
	1,091	DTE Energy Co.	89,015
	6,526	Entergy Corp.	444,812
	221	Exelon Corp.	6,170
	1,967	Korea Electric Power Corp.	88,563
	4,255	NiSource, Inc.	81,526
	762	Pinnacle West Capital Corp.	48,395
	2,153	Veolia Environnement S.A.	50,015
	1,817	Xcel Energy, Inc.	64,740

			1,273,632

		Total Common Stocks (cost $23,747,044)	$20,889,408

CONVERTIBLE BONDS - 0.0%
		Home Builders - 0.0%
$	20,000	M/I Homes, Inc. 3.00%, 03/01/2018	$19,300

		Oil & Gas - 0.0%
	45,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	32,400

		Total Convertible Bonds (cost $56,352)	$51,700

EXCHANGE TRADED FUNDS - 5.0%
		Other Investment Pools & Funds - 5.0%
	38,600	iShares iBoxx $ High Yield Corporate Bond ETF	3,303,002
	30,800	iShares JP Morgan USD Emerging Markets Bond ETF	3,341,800

		Total Exchange Traded Funds (cost $6,661,126)	$6,644,802

Shares or Principal Amount		Market Value†
MUTUAL FUNDS - 5.0%
	Investment Company Securities - 5.0%
38,600	AllianceBernstein Global High Income Fund	$443,900
33,400	AllianzGI NFJ Dividend, Interest & Premium Strategy Fund	427,854
39,100	Calamos Convertible and High Income Fund	453,951
41,700	Calamos Convertible Opportunities & Income Fund	434,097
44,500	Calamos Strategic Total Return Fund	453,900
19,100	Cohen & Steers Ltd. Duration Preferred and Income Fund, Inc.	436,435
24,400	DoubleLine Income Solutions Fund	430,904
34,200	Eaton Vance Ltd. Duration Income Fund	455,886
40,600	Invesco Dynamic Credit Opportunities Fund	442,540
103,600	Invesco Senior Income Trust	428,904
60,000	Morgan Stanley Emerging Markets Fund	452,400
53,200	Nuveen Credit Strategies Income Fund	428,792
48,500	Nuveen Preferred Income Opportunities Fund	451,050
23,500	PIMCO Dynamic Credit Income Fund	440,860
32,100	Western Asset Emerging Markets Debt Fund, Inc.	472,191

	Total Mutual Funds (cost $6,673,499)	$6,653,664

	Total Long-Term Investments (cost $136,939,551)	$129,150,105

SHORT-TERM INVESTMENTS - 4.2%
	Other Investment Pools & Funds - 4.2%
5,605,867	Federated Prime Obligations Fund	$5,605,867

	Total Short-Term Investments (cost $5,605,867)	$5,605,867

Total Investments Excluding Purchased Options (cost $142,545,418)	101.1%	$134,755,972

Total Purchased Options (cost $28,890)	0.0%	$1,485

Total Investments (cost $142,574,308)^	101.1%	$134,757,457
Other Assets and Liabilities	(1.1)%	(1,435,901)

Total Net Assets	100.0%	$133,321,556

The accompanying notes are an integral part of these financial statements.

115

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $142,532,192 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,319,578
Unrealized Depreciation	(9,094,313)

Net Unrealized Depreciation	$(7,774,735)

*	Non-income producing.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $22,023,234, which represents 16.5% of total net assets.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $9,496,311, which represents 7.1% of total net assets.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(7)	This security may pay interest in additional principal instead of cash.

(8)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2015.

(10)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(11)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2015, the aggregate value of the unfunded commitment was $9,960, which rounds to zero percent of total net assets.

(12)	Represents or includes a TBA transaction.

The accompanying notes are an integral part of these financial statements.

116

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Option Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid/ (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
EUR Call/USD Put	BOA	1.27 EUR per USD	01/07/16	EUR	1,845,000	$79	$27,515	$(27,436)
HKD Call/USD Put	GSC	7.75 HKD per USD	03/01/16	HKD	3,145,000	1,406	1,375	31

Total Calls					4,990,000	$1,485	$28,890	$(27,405)

Total purchased option contracts					4,990,000	$1,485	$28,890	$(27,405)

OTC Swaption Contracts Outstanding at October 31, 2015

Description	Counter- party	Exercise Price/ FX Rate/Rate		Expiration Date	Number of Contracts		Market Value †	Premiums Paid/ (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption ITRAXX-XOV.24	MSC	350.00	% EUR	11/18/15	EUR	(4,135,000)	$(112,573)	$(60,732)	$(51,841)

Written swaption contracts:
Puts
Credit Default Swaption ITRAXX-XOV.24	MSC	350.00	% EUR	11/18/15	EUR	(4,135,000)	$(5,505)	$(48,021)	$42,516

Total written swaption contracts						(8,270,000)	$(118,078)	$(108,753)	$(9,325)

Futures Contracts Outstanding at October 31, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Long position contracts:
90-Day Eurodollar Future	20	03/14/2016	$4,975,480	$4,973,000	$(2,480)
U.S. Treasury 10-Year Note Future	46	12/21/2015	5,868,489	5,873,625	5,136
U.S. Treasury 2-Year Note Future	18	12/31/2015	3,943,878	3,935,813	(8,065)
U.S. Treasury CME Ultra Long Term Bond Future	15	12/21/2015	2,361,279	2,396,250	34,971
U.S. Treasury Long Bond Future	9	12/21/2015	1,395,517	1,407,937	12,420

Total					$41,982

Short position contracts:
90-Day Eurodollar Future	20	03/13/2017	$4,948,458	$4,942,500	$5,958
Euro BUXL 30-Year Bond Future	1	12/08/2015	166,169	173,437	(7,268)
Euro-BOBL Future	1	12/08/2015	142,459	142,317	142
Euro-Bund Future	1	12/08/2015	171,786	172,876	(1,090)
U.S. Treasury 5-Year Note Future	36	12/31/2015	4,314,392	4,311,843	2,549

Total					$291

Total futures contracts					$42,273

OTC Credit Default Swap Contracts Outstanding at October 31, 2015
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.06-1	JPM	USD	2,265	(0.18)%	07/25/45	$56	$—	$45	$(11)
ABX.HE.AAA.06-1	JPM	USD	6,794	(0.18)%	07/25/45	164	—	135	(29)

The accompanying notes are an integral part of these financial statements.

117

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
ABX.HE.AAA.06-2	JPM	USD	104,197	(0.11)%	05/25/46	$20,282	$—	$19,786	$(496)
ABX.HE.AAA.07-1	MSC	USD	141,591	(0.09)%	08/25/37	33,381	—	32,553	(828)
ABX.HE.AAA.07-1	GSC	USD	90,461	(0.09)%	08/25/37	21,960	—	20,798	(1,162)
ABX.HE.AAA.07-1	JPM	USD	78,661	(0.09)%	08/25/37	19,807	—	18,085	(1,722)
ABX.HE.AAA.07-1	MSC	USD	298,913	(0.09)%	08/25/37	70,488	—	68,722	(1,766)
ABX.HE.AAA.07-1	GSC	USD	271,382	(0.09)%	08/25/37	65,542	—	62,393	(3,149)
ABX.HE.AAA.07-1	MSC	USD	412,972	(0.09)%	08/25/37	102,534	—	94,945	(7,589)
CMBX.NA.A.7	JPM	USD	170,000	(2.00)%	01/17/47	—	(3,466)	4,782	8,248
CMBX.NA.A.7	JPM	USD	20,000	(2.00)%	01/17/47	—	(38)	559	597
CMBX.NA.AA.2	CSI	USD	546,219	(0.15)%	03/15/49	147,920	—	181,943	34,023
CMBX.NA.AA.2	CSI	USD	185,082	(0.15)%	03/15/49	57,805	—	61,650	3,845
CMBX.NA.AA.2	CSI	USD	22,571	(0.15)%	03/15/49	7,578	—	7,516	(62)
CMBX.NA.AA.7	CSI	USD	630,000	(1.50)%	01/17/47	—	(5,154)	11,240	16,394
CMBX.NA.AA.7	CSI	USD	290,000	(1.50)%	01/17/47	—	(69)	5,174	5,243
CMBX.NA.AA.7	CSI	USD	70,000	(1.50)%	01/17/47	90	—	1,229	1,139
CMBX.NA.AA.8	BCLY	USD	85,000	(1.50)%	10/17/57	3,794	—	3,154	(640)
CMBX.NA.AJ.1	JPM	USD	23,525	(0.84)%	10/12/52	449	—	161	(288)
CMBX.NA.AJ.1	JPM	USD	133,307	(0.84)%	10/12/52	2,783	—	921	(1,862)
CMBX.NA.AJ.2	JPM	USD	237,655	(1.09)%	03/15/49	17,575	—	22,572	4,997
CMBX.NA.AJ.2	JPM	USD	44,560	(1.09)%	03/15/49	3,689	—	4,229	540
CMBX.NA.AJ.3	GSC	USD	512,666	(1.47)%	12/13/49	95,494	—	109,662	14,168
CMBX.NA.AJ.3	MLI	USD	103,519	(1.47)%	12/13/49	20,063	—	22,134	2,071
CMBX.NA.AJ.4	JPM	USD	642,452	(0.96)%	02/17/51	113,270	—	135,320	22,050
CMBX.NA.AJ.4	JPM	USD	400,297	(0.96)%	02/17/51	77,732	—	84,315	6,583
CMBX.NA.AJ.4	CSI	USD	340,994	(0.96)%	02/17/51	65,511	—	71,820	6,309
CMBX.NA.AM.2	JPM	USD	165,000	(0.50)%	03/15/49	1,189	—	405	(784)
CMBX.NA.AM.2	JPM	USD	1,025,000	(0.50)%	03/15/49	12,751	—	2,566	(10,185)
CMBX.NA.AM.4	CSI	USD	25,000	(0.50)%	02/17/51	695	—	509	(186)
CMBX.NA.AM.4	JPM	USD	155,000	(0.50)%	02/17/51	6,675	—	3,165	(3,510)
CMBX.NA.AS.6	CSI	USD	385,000	(1.00)%	05/11/63	657	—	4,141	3,484
CMBX.NA.AS.6	CSI	USD	65,000	(1.00)%	05/11/63	529	—	694	165
CMBX.NA.AS.7	CSI	USD	190,000	(1.00)%	01/17/47	811	—	3,567	2,756
CMBX.NA.AS.7	CSI	USD	250,000	(1.00)%	01/17/47	4,269	—	4,693	424
CMBX.NA.AS.7	CSI	USD	30,000	(1.00)%	01/17/47	474	—	560	86

Total						$976,017	$(8,727)	$1,066,143	$98,853

Sell protection:
CDX.EM.24	BCLY	USD	5,439,000	1.00%	12/20/20	$—	$(605,070)	$(549,408)	$55,662
CDX.EMS.24	BCLY	USD	73,500	1.00%	12/20/20	—	(8,164)	(7,424)	740
CMBX.NA.A.2	GSC	USD	94,508	0.25%	03/15/49	—	(59,339)	(59,064)	275
CMBX.NA.A.2	BOA	USD	63,005	0.25%	03/15/49	—	(39,615)	(39,376)	239
CMBX.NA.A.2	BOA	USD	23,627	0.25%	03/15/49	—	(14,735)	(14,765)	(30)
CMBX.NA.A.2	MSC	USD	74,819	0.25%	03/15/49	—	(46,703)	(46,759)	(56)
CMBX.NA.A.2	DEUT	USD	74,819	0.25%	03/15/49	—	(46,098)	(46,758)	(660)
CMBX.NA.A.2	BOA	USD	94,508	0.25%	03/15/49	—	(53,108)	(59,063)	(5,955)
CMBX.NA.AAA.6	CSI	USD	230,000	0.50%	05/11/63	—	(3,788)	(4,667)	(879)
CMBX.NA.AAA.6	CSI	USD	3,105,000	0.50%	05/11/63	—	(51,120)	(63,313)	(12,193)
CMBX.NA.AAA.8	GSC	USD	170,000	0.50%	10/17/57	—	(8,335)	(7,757)	578
CMBX.NA.AAA.8	BCLY	USD	200,000	0.50%	10/17/57	—	(9,601)	(9,131)	470
CMBX.NA.AAA.8	GSC	USD	85,000	0.50%	10/17/57	—	(4,167)	(3,878)	289
CMBX.NA.AAA.8	GSC	USD	85,000	0.50%	10/17/57	—	(4,161)	(3,879)	282
CMBX.NA.AAA.8	MSC	USD	100,000	0.50%	10/17/57	—	(4,781)	(4,566)	215
CMBX.NA.AAA.8	GSC	USD	85,000	0.50%	10/17/57	—	(4,064)	(3,881)	183
CMBX.NA.AAA.8	GSC	USD	15,000	0.50%	10/17/57	—	(720)	(685)	35
CMBX.NA.AAA.8	CSI	USD	95,000	0.50%	10/17/57	—	(4,363)	(4,334)	29
CMBX.NA.AAA.8	BOA	USD	195,000	0.50%	10/17/57	—	(8,918)	(8,897)	21

The accompanying notes are an integral part of these financial statements.

118

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.AAA.8	BCLY	USD	90,000	0.50%	10/17/57	$—	$(4,098)	$(4,106)	$(8)
CMBX.NA.AAA.8	DEUT	USD	610,000	0.50%	10/17/57	—	(22,307)	(27,825)	(5,518)
CMBX.NA.AAA.8	BOA	USD	6,549,000	0.50%	10/17/57	—	(233,718)	(298,728)	(65,010)
CMBX.NA.BB.6	CSI	USD	10,000	5.00%	05/11/63	169	—	(18)	(187)
CMBX.NA.BB.6	CSI	USD	505,000	5.00%	05/11/63	3,412	—	(8,081)	(11,493)
CMBX.NA.BB.6	CSI	USD	540,000	5.00%	05/11/63	8,635	—	(8,641)	(17,276)
CMBX.NA.BB.8	CSI	USD	235,000	5.00%	10/17/57	—	(28,701)	(28,341)	360
CMBX.NA.BB.8	CSI	USD	155,000	5.00%	10/17/57	—	(18,746)	(18,693)	53
CMBX.NA.BB.8	BCLY	USD	115,000	5.00%	10/17/57	—	(13,911)	(13,869)	42
CMBX.NA.BB.8	CSI	USD	115,000	5.00%	10/17/57	—	(13,706)	(13,869)	(163)
CMBX.NA.BB.8	CSI	USD	50,000	5.00%	10/17/57	—	(3,724)	(6,023)	(2,299)
CMBX.NA.BB.8	MLI	USD	115,000	5.00%	10/17/57	—	(10,764)	(13,853)	(3,089)
CMBX.NA.BB.8	CSFB	USD	115,000	5.00%	10/17/57	—	(9,770)	(13,853)	(4,083)
CMBX.NA.BB.8	GSC	USD	110,000	5.00%	10/17/57	—	(5,825)	(13,266)	(7,441)
CMBX.NA.BB.8	BCLY	USD	130,000	5.00%	10/17/57	—	(8,013)	(15,660)	(7,647)
CMBX.NA.BB.8	CSI	USD	145,000	5.00%	10/17/57	—	(8,859)	(17,467)	(8,608)
PrimeX.ARM.2	JPM	USD	247,379	4.58%	12/25/37	7,713	—	10,454	2,741
PrimeX.ARM.2	JPM	USD	82,833	4.58%	12/25/37	2,478	—	3,490	1,012

Total						$22,407	$(1,358,992)	$(1,425,954)	$(89,369)

Total traded indices						$998,424	$(1,367,719)	$(359,811)	$9,484

Credit default swaps on single-name issues:
Buy protection:
Brazil (Federated Republic of)	BCLY	USD	850,000	(1.00%)/4.31%	12/20/20	$128,490	$—	$125,940	$(2,550)
Philippines Government International Bond	BCLY	USD	135,000	(1.00%)/1.05%	12/20/20	1,236	—	202	(1,034)

Total						$129,726	$—	$126,142	$(3,584)

Credit default swaps on single-name issues:
Sell protection:
Bank of America Corp.	GSC	USD	1,320,000	1.00%/0.58%	09/20/19	$17,579	$—	$22,729	$5,150
Brazil (Federated Republic of)	JPM	USD	185,000	1.00%/4.27%	09/20/20	—	(19,678)	(25,741)	(6,063)
Brazil (Federated Republic of)	CBK	USD	240,000	1.00%/4.31%	12/20/20	—	(35,591)	(35,286)	305
Citigroup, Inc.	GSC	USD	1,325,000	1.00%/0.66%	09/20/19	18,642	—	18,790	148
Goldman Sachs Group, Inc.	CSI	USD	725,000	1.00%/0.67%	09/20/19	8,849	—	9,984	1,135
Indonesia Government International Bond	BNP	USD	105,000	1.00%/2.10%	09/20/20	—	(3,042)	(5,162)	(2,120)
Morgan Stanley	BCLY	USD	725,000	1.00%/0.67%	09/20/19	9,383	—	9,901	518
Philippines Government International Bond	BOA	USD	110,000	1.00%/0.95%	06/20/20	530	—	349	(181)
Philippines Government International Bond	MSC	USD	340,000	1.00%/1.01%	09/20/20	2,194	—	275	(1,919)
Russian Foreign Bond - Eurobond	CBK	USD	369,000	1.00%/2.77%	12/20/20	—	(44,805)	(30,189)	14,616
South Africa Government International Bond	BCLY	USD	95,000	1.00%/2.45%	09/20/20	—	(4,442)	(6,153)	(1,711)

Total						$57,177	$(107,558)	$(40,503)	$9,878

Total single-name issues						$186,903	$(107,558)	$85,639	$6,294

Total OTC contracts						$1,185,327	$(1,475,277)	$(274,172)	$15,778

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit Spreads are unaudited.

The accompanying notes are an integral part of these financial statements.

119

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2015
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	200,000	(5.00)%	12/20/20	$(5,516)	$(7,505)	$(1,989)
CDX.NA.IGS.24	USD	444,000	(1.00)%	12/20/20	(3,222)	(5,141)	(1,919)
ITRAXX.EUR.23	EUR	577,000	(1.00)%	06/20/20	(7,704)	(10,776)	(3,072)
ITRAXX.XOV.23	EUR	345,000	(5.00)%	06/20/20	(79,271)	(31,698)	47,573

Total					$(95,713)	$(55,120)	$40,593

Credit default swaps on indices:
Sell protection:
CDX.NA.HY.24	USD	1,548,360	5.00%	06/20/20	$61,057	$98,221	$37,164
CDX.NA.HY.25	USD	10,713,000	5.00%	12/20/20	176,151	401,384	225,233
ITRAXX. XOV.24	EUR	125,000	5.00%	12/20/20	10,471	13,535	3,064

Total					$247,679	$513,140	$265,461

Total					$151,966	$458,020	$306,054

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
BCLY	1.80% Fixed	CPURNSA	USD	2,250,000	09/22/25	$—	$—	$(10,540)	$(10,540)
DEUT	1.98% Fixed	CPURNSA	USD	760,000	04/02/25	—	—	(14,430)	(14,430)
BCLY	2.15% Fixed	CPURNSA	USD	335,000	09/22/25	—	—	(772)	(772)
BCLY	2.15% Fixed	CPURNSA	USD	205,000	09/22/25	—	—	(7,982)	(7,982)

Total						$—	$—	$(33,724)	$(33,724)

OTC Total Return Swap Contracts Outstanding at October 31, 2015
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund (a)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
JPM EMBI Plus	JPM	USD	4,705,000	(3M LIBOR + 0.38)%	12/21/15	$—	$(2)	$99,437	$99,439

Total						$—	$(2)	$99,437	$99,439

(a)	Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

Cross Currency Swap Contracts Outstanding at October 31, 2015
Receive	Pay	Maturity Date (1)	Counter- party	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Premiums Paid/ (Received)	Market Value †	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 2.63% based on the notional amount of currency received	12/16/16	CBK	USD	627,845	CNY	4,000,000	$(2,473)	$(5,317)	$(2,844)
Fixed Rate equal to 2.63% based on the notional amount of currency received	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	12/16/16	CBK	CNY	4,000,000	USD	627,845	2,473	8,882	6,409

Total								$—	$3,565	$3,565

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

The accompanying notes are an integral part of these financial statements.

120

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
AUD	Sell	11/02/15	SSG	$14,327	$14,329	$(2)
BRL	Buy	12/02/15	SSG	101,458	109,259	7,801
BRL	Buy	12/02/15	SCB	124,921	126,186	1,265
BRL	Buy	12/02/15	GSC	121,889	123,108	1,219
BRL	Buy	12/02/15	UBS	125,835	124,647	(1,188)
BRL	Sell	12/02/15	MSC	169,205	159,015	10,190
BRL	Sell	12/02/15	MSC	165,234	170,557	(5,323)
BRL	Sell	12/02/15	MSC	204,481	211,849	(7,368)
BRL	Sell	12/02/15	MSC	312,284	347,525	(35,241)
CHF	Sell	11/30/15	UBS	1,454,000	1,426,778	27,222
CNY	Buy	07/28/16	JPM	219,333	214,835	(4,498)
CNY	Sell	07/28/16	GSC	12,928	13,281	(353)
CNY	Sell	07/28/16	DEUT	195,751	201,554	(5,803)
COP	Buy	12/16/15	BNP	43,271	46,033	2,762
COP	Buy	12/16/15	UBS	24,509	26,124	1,615
COP	Buy	12/16/15	JPM	4,546	4,566	20
COP	Sell	12/16/15	BNP	28,241	30,402	(2,161)
COP	Sell	12/16/15	SSG	70,658	76,296	(5,638)
COP	Sell	12/16/15	GSC	109,273	116,098	(6,825)
COP	Sell	12/16/15	MSC	136,399	144,169	(7,770)
CRC	Sell	12/16/15	CBK	90,990	92,019	(1,029)
CZK	Sell	12/16/15	BNP	162,808	158,886	3,922
EUR	Buy	11/30/15	BNP	93,674	93,505	(169)
EUR	Buy	11/30/15	CSFB	60,692	60,503	(189)
EUR	Buy	12/16/15	NAB	20,220	19,809	(411)
EUR	Buy	12/16/15	HSBC	20,227	19,809	(418)
EUR	Buy	12/16/15	JPM	20,227	19,809	(418)
EUR	Buy	12/16/15	HSBC	148,795	145,267	(3,528)
EUR	Buy	12/16/15	UBS	102,580	99,046	(3,534)
EUR	Buy	12/16/15	CSFB	249,244	242,112	(7,132)
EUR	Buy	03/15/17	JPM	5,605	5,586	(19)
EUR	Buy	03/15/17	UBS	68,797	67,035	(1,762)
EUR	Buy	03/15/17	BOA	108,861	106,139	(2,722)
EUR	Sell	11/30/15	GSC	11,633,888	11,579,235	54,653
EUR	Sell	11/30/15	CBK	66,297	66,004	293
EUR	Sell	03/15/17	BOA	179,602	178,761	841
EUR	Sell	03/15/17	BOA	924,421	925,088	(667)
EUR	Sell	03/15/17	BOA	290,269	301,659	(11,390)
GBP	Buy	12/16/15	GSC	46,404	46,238	(166)
GBP	Sell	11/30/15	CBK	786,235	789,156	(2,921)
GBP	Sell	12/16/15	JPM	300,964	302,092	(1,128)
HKD	Buy	12/16/15	JPM	255,119	255,118	(1)
HKD	Sell	12/16/15	DEUT	382,460	382,612	(152)
HKD	Sell	03/03/16	GSC	203,116	203,269	(153)
HUF	Buy	12/16/15	HSBC	39,685	38,901	(784)
HUF	Buy	12/16/15	UBS	59,939	57,469	(2,470)
HUF	Buy	12/16/15	GSC	59,943	57,468	(2,475)
HUF	Sell	12/16/15	MSC	232,450	229,982	2,468
HUF	Sell	12/16/15	GSC	78,006	77,803	203
IDR	Buy	05/18/16	GSC	127,379	135,592	8,213
IDR	Sell	05/18/16	BCLY	69,137	68,760	377
IDR	Sell	05/18/16	JPM	67,012	66,831	181
INR	Buy	11/30/15	CBK	1,291,893	1,281,108	(10,785)
INR	Buy	12/16/15	DEUT	278,653	285,731	7,078
INR	Sell	12/16/15	JPM	280,668	285,731	(5,063)
JPY	Sell	11/02/15	SSG	89,767	89,544	223
KES	Buy	12/16/15	CBK	216,472	229,748	13,276
KES	Sell	12/16/15	BCLY	43,251	45,946	(2,695)

The accompanying notes are an integral part of these financial statements.

121

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
KES	Sell	12/16/15	SCB	$42,976	$45,945	$(2,969)
KES	Sell	12/16/15	SCB	64,679	68,928	(4,249)
KES	Sell	12/16/15	SCB	64,583	68,929	(4,346)
MXN	Buy	12/16/15	UBS	520,535	536,933	16,398
MXN	Buy	12/16/15	SCB	140,322	143,601	3,279
MXN	Buy	12/16/15	RBC	125,299	128,034	2,735
MXN	Buy	12/16/15	RBC	58,506	58,647	141
MXN	Sell	12/16/15	UBS	56,224	56,113	111
MXN	Sell	12/16/15	JPM	195,547	200,316	(4,769)
MXN	Sell	12/16/15	RBC	904,557	925,861	(21,304)
MYR	Buy	12/16/15	JPM	178,652	184,452	5,800
MYR	Buy	12/16/15	GSC	182,339	184,451	2,112
MYR	Buy	12/16/15	BCLY	182,465	184,452	1,987
MYR	Buy	12/16/15	BCLY	188,389	184,452	(3,937)
MYR	Sell	12/16/15	DEUT	235,322	234,335	987
MYR	Sell	12/16/15	HSBC	43,069	44,083	(1,014)
MYR	Sell	12/16/15	HSBC	478,447	480,271	(1,824)
MYR	Sell	12/16/15	DEUT	360,790	368,904	(8,114)
NGN	Sell	12/16/15	CBK	76,732	85,422	(8,690)
NOK	Sell	11/30/15	SSG	250,911	248,088	2,823
PEN	Sell	12/16/15	SSG	73,670	73,486	184
PLN	Sell	12/16/15	JPM	233,426	228,710	4,716
RON	Sell	12/16/15	JPM	41,521	40,902	619
RSD	Buy	12/16/15	GSC	168,052	163,473	(4,579)
RSD	Buy	12/16/15	CBK	168,382	163,519	(4,863)
RUB	Buy	12/16/15	MSC	212,061	215,945	3,884
RUB	Sell	12/16/15	JPM	223,595	217,858	5,737
RUB	Sell	12/16/15	JPM	55,243	57,550	(2,307)
RUB	Sell	12/16/15	BNP	205,371	215,945	(10,574)
THB	Sell	12/16/15	CBK	115,579	119,008	(3,429)
TRY	Sell	12/16/15	UBS	64,907	63,938	969
TRY	Sell	12/16/15	DEUT	52,156	51,760	396
TRY	Sell	12/16/15	NAB	51,637	51,421	216
TRY	Sell	12/16/15	BNP	63,890	63,938	(48)
TRY	Sell	12/16/15	MSC	24,639	26,049	(1,410)
TRY	Sell	12/16/15	JPM	137,329	143,099	(5,770)
TRY	Sell	12/16/15	JPM	131,747	138,702	(6,955)
TRY	Sell	12/16/15	HSBC	167,726	177,606	(9,880)
UYU	Buy	12/16/15	JPM	22,416	22,529	113
UYU	Buy	12/16/15	JPM	41,419	41,224	(195)
UYU	Buy	12/16/15	HSBC	102,932	102,690	(242)
UYU	Sell	12/02/15	HSBC	183,115	183,758	(643)
UYU	Sell	12/02/15	HSBC	172,134	172,919	(785)
UYU	Sell	12/02/15	HSBC	182,863	183,758	(895)
UYU	Sell	12/16/15	CBK	176,330	176,093	237
UYU	Sell	12/16/15	CBK	176,304	176,126	178
ZAR	Buy	12/17/15	GSC	129,232	131,538	2,306
ZAR	Buy	12/17/15	BCLY	247,449	247,169	(280)
ZAR	Buy	12/17/15	JPM	67,924	65,769	(2,155)
ZAR	Buy	12/17/15	JPM	68,154	65,769	(2,385)
ZAR	Sell	12/17/15	CBK	352,431	352,629	(198)
ZAR	Sell	12/17/15	BNP	122,249	123,084	(835)
ZAR	Sell	12/17/15	JPM	118,336	119,357	(1,021)
ZAR	Sell	12/17/15	GSC	117,072	119,358	(2,286)

Total						$ (67,552)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

122

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

GLOSSARY: (abbreviations used in preceding Schedule of Investments)
Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
CNY	Chinese Yuan
COP	Colombian Peso
CRC	Costa Rican Colon
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KES	Kenyan Shilling
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	New Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
EMBI	Emerging Markets Bond Index
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
OTC	Over-the-Counter
PAC	Passthroughs As Collateral
REIT	Real Estate Investment Trust
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

123

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$11,277,923	$—	$11,277,923	$—
Corporate Bonds	28,465,604	—	28,465,604	—
Foreign Government Obligations	7,732,780	—	7,732,780	—
Municipal Bonds	391,475	—	391,475	—
Senior Floating Rate Interests	22,994,507	—	22,994,507	—
U.S. Government Agencies	8,555,290	—	8,555,290	—
Equity Linked Securities	15,492,952	12,510,627	2,982,325	—
Common Stocks
Automobiles & Components	228,334	190,748	37,586	—
Banks	663,078	439,327	223,751	—
Capital Goods	766,865	—	766,865	—
Commercial & Professional Services	364,877	—	364,877	—
Consumer Durables & Apparel	271,678	—	271,678	—
Consumer Services	407,310	207,393	199,917	—
Diversified Financials	178,722	—	178,722	—
Energy	5,100,674	4,544,473	556,201	—
Food & Staples Retailing	424,667	159,013	265,654	—
Food, Beverage & Tobacco	88,300	7,296	81,004	—
Health Care Equipment & Services	31,170	31,170	—	—
Insurance	1,474,848	—	1,474,848	—
Materials	529,311	484,171	45,140	—
Media	718,539	—	718,539	—
Pharmaceuticals, Biotechnology & Life Sciences	1,067,678	1,002,231	65,447	—
Real Estate	2,753,753	2,278,224	475,529	—
Retailing	811,613	675,600	136,013	—
Semiconductors & Semiconductor Equipment	142,280	142,280	—	—
Software & Services	236,263	236,263	—	—
Technology Hardware & Equipment	358,940	217,735	141,205	—
Telecommunication Services	2,241,965	985,128	1,256,837	—
Transportation	754,911	210,309	544,602	—
Utilities	1,273,632	883,180	390,452	—
Convertible Bonds	51,700	—	51,700	—
Exchange Traded Funds	6,644,802	6,644,802	—	—
Mutual Funds	6,653,664	6,653,664	—	—
Short-Term Investments	5,605,867	5,605,867	—	—
Purchased Options	1,485	—	1,485	—
Foreign Currency Contracts(2)	199,750	—	199,750	—
Futures Contracts(2)	61,176	61,176	—	—
Swaps - Credit Default(2)	531,254	—	531,254	—
Swaps - Cross Currency(2)	6,409	—	6,409	—
Swaps - Total Return(2)	99,439	—	99,439	—

Total	$135,655,485	$44,170,677	$91,484,808	$—

Liabilities
Foreign Currency Contracts(2)	$(267,302)	$—	$(267,302)	$—
Futures Contracts(2)	(18,903)	(18,903)	—	—
Swaps - Credit Default(2)	(209,422)	—	(209,422)	—
Swaps - Cross Currency(2)	(2,844)	—	(2,844)	—
Swaps - Interest Rate(2)	(33,724)	—	(33,724)	—
Written Options	(118,078)	—	(118,078)	—

Total	$(650,273)	$(18,903)	$(631,370)	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

124

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2015

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Asset & Commercial Mortgage Backed Securities	Corporate Bonds	Swaps	Total
Beginning balance	$5,135,231	$220,000	$(9,175)	$5,346,056
Purchases	—	—	—	—
Sales	(2,397,154)	—	—	(2,397,154)
Accrued discounts/(premiums)	22,705	—	—	22,705
Total realized gain/(loss)	(84,540)	—	—	(84,540)
Net change in unrealized appreciation/depreciation	39,458	—	—	39,458
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	(2,715,700)	(220,000)	9,175	(2,926,525)

Ending balance	$—	$—	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $-.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

125

Multi-Strategy Funds

Statements of Assets and Liabilities

October 31, 2015

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Assets:
Investments in securities, at market value	$784,022,366	$6,575,380,428	$—
Investments in affiliated investment companies, at market value	—	—	1,942,339,958
Cash	54,071	1,223,145	—
Cash collateral due from broker	—	10,364,488	—
Foreign currency	—	204	—
Unrealized appreciation on foreign currency contracts	—	1,052,325	—
Unrealized appreciation on OTC swap contracts	—	1,516,196	—
Receivables:
Investment securities sold	6,026,863	23,800,470	—
Fund shares sold	754,009	25,303,402	3,207,583
Dividends and interest	2,444,481	39,266,934	1,561,672
Variation margin on financial derivative instruments	27,240	12,199	—
OTC swap premiums paid	—	385,423	—
Other assets	54,728	166,657	63,164

Total assets	793,383,758	6,678,471,871	1,947,172,377

Liabilities:
Unrealized depreciation on foreign currency contracts	—	545,829	—
Unrealized depreciation on OTC swap contracts	—	1,358,562	—
Cash collateral due to broker	—	—	—
TBA sale commitments, at market value	2,298,382	—	—
Unfunded loan commitments	—	—	—
Payables:
Investment securities purchased	6,006,138	61,771,721	2,076,434
Fund shares redeemed	639,320	8,151,701	2,257,214
Investment management fees	433,638	3,086,074	—
Variation margin on financial derivative instruments	—	339,700	—
Distribution fees	258,262	2,621,290	674,652
Written options	—	—	—
Accrued expenses	195,426	962,211	361,998
OTC swap premiums received	—	6,064,163	—

Total liabilities	9,831,166	84,901,251	5,370,298

Net assets	$783,552,592	$6,593,570,620	$1,941,802,079

Summary of Net Assets:
Capital stock and paid-in-capital	$737,622,991	$6,135,477,989	$1,620,196,274
Undistributed (distributions in excess of) net investment income	4,758,269	6,628,052	480,790
Accumulated net realized gain (loss)	(95,910,945)	109,417,279	121,759,335
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	137,082,277	342,047,300	199,365,680

Net assets	$783,552,592	$6,593,570,620	$1,941,802,079

The accompanying notes are an integral part of these financial statements.

126

Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund

$—	$376,799,646	$—	$—	$134,757,457
164,884,997	—	829,621,299	613,048,038	—
—	12,765	—	—	117,405
—	4,462,628	—	—	3,144,634
—	309,435	—	—	983,812
—	1,275,818	—	—	199,750
—	417,296	—	—	324,068

277,407	23,111,999	243,005	359,271	4,949,450
88,088	350,328	366,620	203,970	137,479
55,827	1,087,670	—	117,709	877,975
—	692	—	—	41,438
—	58,144	—	—	1,187,800
37,373	552,310	28,351	39,897	296,586

165,343,692	408,438,731	830,259,275	613,768,885	147,017,854

—	914,451	—	—	267,302
—	126,215	—	—	239,010
—	—	—	—	200,000
—	12,465,728	—	—	—
—	—	—	—	10,000

55,827	24,514,550	—	117,709	11,279,262
868,563	1,054,832	814,822	904,520	300
21,087	297,230	80,469	73,143	84,095
—	2,762	—	—	—
62,590	120,598	303,639	225,868	7,444
—	27,124	—	—	118,078
41,536	96,417	207,954	130,168	13,056
—	1,190,914	—	—	1,477,751

1,049,603	40,810,821	1,406,884	1,451,408	13,696,298

$164,294,089	$367,627,910	$828,852,391	$612,317,477	$133,321,556

$174,784,841	$345,272,912	$861,162,209	$589,371,551	$147,204,262
—	(837,724)	7,883,703	—	(617,802)
832,183	19,173,672	32,927,377	34,196,319	(5,756,760)
(11,322,935)	4,019,050	(73,120,898)	(11,250,393)	(7,508,144)

$164,294,089	$367,627,910	$828,852,391	$612,317,477	$133,321,556

The accompanying notes are an integral part of these financial statements.

127

Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Shares authorized	910,000,000	1,450,000,000	1,000,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$20.87	$13.41	$10.81

Maximum offering price per share	$22.08	$14.19	$11.44

Shares outstanding	29,115,174	196,615,920	133,516,301

Net Assets	$607,697,854	$2,635,923,256	$1,443,659,071

Class B: Net asset value per share	$20.78	$13.37	$10.76

Shares outstanding	252,503	957,835	8,093,857

Net Assets	$5,245,867	$12,810,904	$87,066,195

Class C: Net asset value per share	$20.87	$13.24	$10.75

Shares outstanding	7,354,050	182,367,525	32,666,790

Net Assets	$153,454,533	$2,414,291,203	$351,257,372

Class I: Net asset value per share	$20.86	$13.41	$10.83

Shares outstanding	356,388	95,061,947	3,394,146

Net Assets	$7,435,506	$1,274,682,548	$36,770,302

Class R3: Net asset value per share	$21.09	$13.45	$10.78

Shares outstanding	64,548	9,487,029	1,228,824

Net Assets	$1,361,070	$127,608,276	$13,247,491

Class R4: Net asset value per share	$21.13	$13.45	$10.79

Shares outstanding	28,115	4,940,133	431,108

Net Assets	$594,004	$66,468,471	$4,651,584

Class R5: Net asset value per share	$21.14	$13.47	$10.82

Shares outstanding	7,746	1,700,678	475,770

Net Assets	$163,746	$22,906,647	$5,150,064

Class R6: Net asset value per share	$—	$13.53	$—

Shares outstanding	—	448,821	—

Net Assets	$—	$6,071,746	$—

Class Y: Net asset value per share	$21.15	$13.53	$—

Shares outstanding	359,289	2,424,872	—

Net Assets	$7,600,012	$32,807,569	$—

Cost of investments	$646,922,061	$6,233,361,003	$—
Cost of investments in affiliated investment companies	$—	$—	$1,742,974,278
Cost of foreign currency	$—	$202	$—
Proceeds of TBA sale commitments	$2,302,188	$—	$—
Proceeds of written option contracts	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

128

Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund
400,000,000	700,000,000	400,000,000	400,000,000	500,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

$9.85	$10.95	$11.25	$11.69	$9.14

$10.42	$11.59	$11.90	$12.37	$9.57

11,052,030	14,854,420	51,771,219	35,318,237	1,319,492

$108,907,282	$162,691,497	$582,205,004	$412,907,372	$12,061,367

$9.73	$—	$11.10	$11.53	$—

346,239	—	1,913,322	1,111,695	—

$3,370,583	$—	$21,235,666	$12,812,285	$—

$9.73	$10.85	$11.06	$11.52	$9.14

3,878,790	9,216,075	16,568,391	11,723,080	484,376

$37,732,045	$99,973,485	$183,173,086	$135,008,422	$4,426,135

$9.86	$10.98	$11.21	$11.72	$9.14

107,876	6,449,755	741,599	791,088	316,154

$1,064,003	$70,836,545	$8,310,367	$9,269,149	$2,890,702

$9.85	$10.97	$10.98	$11.55	$9.14

837,886	217,448	1,296,371	2,160,648	211,734

$8,255,871	$2,384,659	$14,233,017	$24,956,225	$1,936,064

$9.86	$11.08	$11.19	$11.69	$9.14

249,483	124,721	1,252,800	787,043	212,685

$2,460,681	$1,381,320	$14,014,066	$9,198,469	$1,944,804

$9.88	$10.98	$11.27	$11.72	$9.14

253,376	56,855	503,994	696,506	213,290

$2,503,624	$624,088	$5,681,185	$8,165,555	$1,950,364

$—	$—	$—	$—	$—

—	—	—	—	—

$—	$—	$—	$—	$—

$—	$10.99	$—	$—	$9.15

—	2,706,720	—	—	11,819,836

$—	$29,736,316	$—	$—	$108,112,120

$—	$374,281,763	$—	$—	$142,574,308
$176,207,932	$—	$902,742,197	$624,298,431	$—
$—	$292,278	$—	$—	$984,136
$—	$12,487,366	$—	$—	$—
$—	$46,999	$—	$—	$108,753

The accompanying notes are an integral part of these financial statements.

129

Multi-Strategy Funds

Statements of Operations

For the Year Ended October 31, 2015

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Investment Income:
Dividends	$11,716,178	$89,683,380	$—
Dividends from affiliated investment companies	—	—	32,027,961
Interest	6,299,985	127,606,722	78
Other income	—	16,708	—
Less: Foreign tax withheld	(90,980)	(1,300,820)	—

Total investment income, net	17,925,183	216,005,990	32,028,039

Expenses:
Investment management fees	5,091,934	34,890,568	—
Administrative services fees
Class R3	1,757	234,085	24,626
Class R4	1,101	92,222	6,307
Class R5	162	21,442	2,905
Transfer agent fees
Class A	969,556	2,339,576	1,461,423
Class B	37,786	32,726	161,121
Class C	154,268	1,859,052	350,050
Class I	3,487	963,642	42,867
Class R3	398	2,901	1,304
Class R4	206	1,357	312
Class R5	51	720	34
Class R6	—	292	—
Class Y	63	451	—
Distribution fees
Class A	1,503,012	6,307,585	3,584,253
Class B	70,194	39,537	1,007,166
Class C	1,449,379	22,013,332	3,464,422
Class R3	4,391	585,211	61,564
Class R4	1,835	153,704	10,512
Custodian fees	5,491	90,224	742
Registration and filing fees	94,029	360,795	141,045
Accounting services fees	137,292	1,177,304	232,366
Board of Directors’ fees	20,643	162,037	52,017
Audit fees	23,299	51,001	22,200
Other expenses	228,420	951,962	342,821

Total expenses (before waivers and fees paid indirectly)	9,798,754	72,331,726	10,970,057
Expense waivers	—	—	—
Management fee waivers	(1,312)	(145,716)	—
Transfer agent fee waivers	(19,334)	—	—
Commission recapture	(2,880)	(15,044)	—
Custodian fee offset	—	(35)	—

Total waivers and fees paid indirectly	(23,526)	(160,795)	—

Total expenses, net	9,775,228	72,170,931	10,970,057

Net Investment Income (Loss)	8,149,955	143,835,059	21,057,982

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Capital gain distributions received from underlying funds	—	—	212,949,641
Net realized gain (loss) on investments	44,308,496	106,744,650	—
Less: Foreign taxes paid on realized capital gains	—	—	—
Net realized gain (loss) on investments in affiliated investment companies	—	—	25,180,154
Net realized gain (loss) on purchased options contracts	—	(3,238)	—
Net realized gain (loss) on futures contracts	(4,100)	(865,182)	—
Net realized gain (loss) on written options contracts	—	13,283	—
Net realized gain (loss) on swap contracts	—	727,165	—
Net realized gain (loss) on foreign currency contracts	—	3,897,074	—
Net realized gain (loss) on other foreign currency transactions	(14,313)	(134,716)	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	44,290,083	110,379,036	238,129,795

The accompanying notes are an integral part of these financial statements.

130

Multi-Strategy Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2015

The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund

$—	$5,833,048	$—	$—	$2,259,096
2,919,537	—	15,937,577	9,965,573	—
78	2,595,000	78	78	4,962,299
—	—	—	—	—
—	(388,753)	—	—	(87,558)

2,919,615	8,039,295	15,937,655	9,965,651	7,133,837

276,662	3,986,984	1,135,598	924,465	1,050,310

17,868	5,252	33,783	60,174	3,973
4,871	2,154	22,999	23,514	2,989
2,804	2,588	6,340	8,536	1,997

129,779	257,993	864,337	502,585	7,423
11,430	—	84,978	46,673	—
43,698	132,958	254,410	152,380	1,760
1,022	72,676	4,817	5,742	324
376	473	705	959	12
248	309	294	364	12
83	17	72	136	12
—	—	—	—	—
—	469	—	—	1,789

301,281	457,991	1,530,056	1,100,833	28,214
49,830	—	305,071	187,450	—
425,715	1,134,050	1,977,655	1,505,011	45,042
44,671	13,130	84,458	150,435	9,934
8,118	3,590	38,332	39,190	4,982
787	69,898	719	715	25,639
85,223	86,897	101,621	101,228	123,520
22,134	103,362	106,275	80,939	28,008
5,373	12,290	23,872	18,837	4,210
12,100	45,998	16,499	16,398	10,498
36,707	97,482	181,472	119,108	19,984

1,480,780	6,486,561	6,774,363	5,045,672	1,370,632
—	—	—	—	(660)
(7,684)	(768,629)	(153,633)	(6,458)	(106,214)
—	—	(2,466)	—	—
—	(3,231)	—	—	(331)
—	(1)	—	—	(14)

(7,684)	(771,861)	(156,099)	(6,458)	(107,219)

1,473,096	5,714,700	6,618,264	5,039,214	1,263,413

1,446,519	2,324,595	9,319,391	4,926,437	5,870,424

5,231,565	—	68,267,921	39,852,741	—
—	4,645,905	—	—	(8,395,955)
—	—	—	—	(721)
(2,110,342)	—	(982,340)	5,350,344	—
—	194,333	—	—	(89,795)
—	363,921	—	—	(158,661)
—	(2,031)	—	—	2,133,091
—	(1,171,444)	—	—	(1,900,783)
—	12,680,392	—	—	1,829,858
—	586,716	—	—	(112,117)

3,121,223	17,297,792	67,285,581	45,203,085	(6,695,083)

The accompanying notes are an integral part of these financial statements.

131

Multi-Strategy Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2015

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$(33,116,709)	$(162,608,087)	$—
Net unrealized appreciation (depreciation) of investments in affiliated investment companies	—	—	(217,035,474)
Net unrealized appreciation (depreciation) of purchased options contracts	—	2,625	—
Net unrealized appreciation (depreciation) of futures contracts	(43,327)	(4,578,663)	—
Net unrealized appreciation (depreciation) of written option contracts	—	(287)	—
Net unrealized appreciation (depreciation) of swap contracts	—	316,045	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	(16,396)	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(7,529)	3,860	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(33,167,565)	(166,880,903)	(217,035,474)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	11,122,518	(56,501,867)	21,094,321

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,272,473	$87,333,192	$42,152,303

The accompanying notes are an integral part of these financial statements.

132

Multi-Strategy Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2015

The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund

$—	$(16,225,745)	$—	$—	$(4,183,193)
(10,422,136)	—	(91,173,941)	(63,156,679)	—
—	(608,607)	—	—	(24,766)
—	1,870,503	—	—	21,218
—	(89,611)	—	—	(52,834)
—	968,608	—	—	547,703
—	(3,432,046)	—	—	(215,364)
—	206,413	—	—	(33,606)

(10,422,136)	(17,310,485)	(91,173,941)	(63,156,679)	(3,940,842)

(7,300,913)	(12,693)	(23,888,360)	(17,953,594)	(10,635,925)

$(5,854,394)	$2,311,902	$(14,568,969)	$(13,027,157)	$(4,765,501)

The accompanying notes are an integral part of these financial statements.

133

Multi-Strategy Funds

Statements of Changes in Net Assets

	The Hartford Balanced Fund
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$8,149,955	$7,214,117
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	44,290,083	38,180,091
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(33,167,565)	29,629,387

Net Increase (Decrease) in Net Assets Resulting from Operations	19,272,473	75,023,595

Distributions to Shareholders:
From net investment income
Class A	(7,132,953)	(6,595,653)
Class B	(14,371)	(25,554)
Class C	(768,419)	(590,255)
Class I	(59,253)	—
Class R3	(8,285)	(5,620)
Class R4	(8,106)	(7,804)
Class R5	(2,432)	(2,261)
Class R6	—	—
Class Y	(69,580)	(32,922)

Total from net investment income	(8,063,399)	(7,260,069)

From net realized gain on investments
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class R6	—	—
Class Y	—	—

Total from net realized gain on investments	—	—

Total distributions	(8,063,399)	(7,260,069)

Capital Share Transactions:
Sold	145,195,971	84,880,150
Issued on reinvestment of distributions	7,818,050	7,046,307
Redeemed	(104,978,744)	(93,563,115)

Net increase (decrease) from capital share transactions	48,035,277	(1,636,658)

Net Increase (Decrease) in Net Assets	59,244,351	66,126,868

Net Assets:
Beginning of period	724,308,241	658,181,373

End of period	$783,552,592	$724,308,241

Undistributed (distributions in excess of) net investment income	$4,758,269	$596,794

The accompanying notes are an integral part of these financial statements.

134

Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

The Hartford Balanced Income Fund		The Hartford Checks and Balances Fund		The Hartford Conservative Allocation Fund		The Hartford Global All-Asset Fund (consolidated)
For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014

$143,835,059	$108,674,124	$21,057,982	$19,953,430	$1,446,519	$958,415	$2,324,595	$4,133,610
110,379,036	82,953,697	238,129,795	151,943,058	3,121,223	8,612,964	17,297,792	57,575,072
(166,880,903)	198,539,903	(217,035,474)	19,284,025	(10,422,136)	(6,597,562)	(17,310,485)	(38,352,485)

87,333,192	390,167,724	42,152,303	191,180,513	(5,854,394)	2,973,817	2,311,902	23,356,197

(62,458,924)	(51,721,744)	(55,713,483)	(24,672,132)	(1,875,342)	(1,115,487)	(5,409,754)	(2,704,725)
(370,397)	(479,637)	(3,294,011)	(443,598)	(77,881)	—	—	—
(39,854,450)	(28,397,748)	(10,837,330)	(1,765,260)	(592,198)	—	(2,460,431)	(370,503)
(33,050,873)	(20,830,596)	(1,460,103)	(688,932)	(26,812)	(16,310)	(3,050,630)	(1,718,741)
(2,543,674)	(1,786,782)	(396,054)	(125,743)	(135,696)	(28,138)	(57,126)	(28,788)
(1,508,471)	(1,230,910)	(156,199)	(33,985)	(50,543)	(36,060)	(40,973)	(21,773)
(586,494)	(316,629)	(44,562)	(3,374)	(47,613)	(41,851)	(85,423)	(35,688)
(22,022)	—	—	—	—	—	—	—
(842,848)	(518,335)	—	—	—	—	(982,763)	(642,010)

(141,238,153)	(105,282,381)	(71,901,742)	(27,733,024)	(2,806,085)	(1,237,846)	(12,087,100)	(5,522,228)

(36,282,177)	(25,647,127)	(106,653,342)	(98,304,773)	(5,655,677)	(4,476,536)	(22,409,257)	(854,844)
(283,645)	(279,460)	(8,153,285)	(8,577,511)	(279,328)	(339,457)	—	—
(30,309,242)	(18,534,090)	(25,529,842)	(22,727,205)	(1,983,497)	(1,635,045)	(14,348,050)	(490,133)
(16,546,445)	(8,332,041)	(2,661,651)	(2,161,520)	(78,230)	(41,566)	(11,542,413)	(434,529)
(1,648,138)	(848,995)	(799,514)	(784,103)	(438,171)	(332,813)	(351,411)	(11,534)
(822,583)	(514,703)	(300,849)	(112,736)	(151,915)	(215,918)	(154,842)	(6,062)
(312,399)	(125,353)	(12,362)	(10,499)	(141,981)	(105,569)	(305,906)	(8,631)
(151)	—	—	—	—	—	—	—
(393,249)	(206,431)	—	—	—	—	(3,542,170)	(160,444)

(86,598,029)	(54,488,200)	(144,110,845)	(132,678,347)	(8,728,799)	(7,146,904)	(52,654,049)	(1,966,177)

(227,836,182)	(159,770,581)	(216,012,587)	(160,411,371)	(11,534,884)	(8,384,750)	(64,741,149)	(7,488,405)

2,309,266,868	2,009,105,101	286,161,470	199,755,825	20,192,610	31,907,703	43,638,377	58,305,619
210,288,237	146,985,841	213,144,250	158,194,543	11,252,714	8,192,292	56,822,068	6,205,435
(1,236,883,493)	(880,671,360)	(280,875,143)	(313,247,736)	(58,025,946)	(61,727,181)	(163,335,579)	(192,987,877)

1,282,671,612	1,275,419,582	218,430,577	44,702,632	(26,580,622)	(21,627,186)	(62,875,134)	(128,476,823)

1,142,168,622	1,505,816,725	44,570,293	75,471,774	(43,969,900)	(27,038,119)	(125,304,381)	(112,609,031)

5,451,401,998	3,945,585,273	1,897,231,786	1,821,760,012	208,263,989	235,302,108	492,932,291	605,541,322

$6,593,570,620	$5,451,401,998	$1,941,802,079	$1,897,231,786	$164,294,089	$208,263,989	$367,627,910	$492,932,291

$6,628,052	$8,414,932	$480,790	$287,513	$—	$—	$(837,724)	$7,537,825

The accompanying notes are an integral part of these financial statements.

135

Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Growth Allocation Fund
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$9,319,391	$4,304,184
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	67,285,581	215,016,103
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(91,173,941)	(163,537,283)

Net Increase (Decrease) in Net Assets Resulting from Operations	(14,568,969)	55,783,004

Distributions to Shareholders:
From net investment income
Class A	(18,087,464)	(3,439,160)
Class B	(645,388)	—
Class C	(4,477,434)	—
Class I	(204,078)	(42,475)
Class R3	(527,573)	(60,086)
Class R4	(470,558)	(105,639)
Class R5	(208,845)	(54,717)
Class R6	—	—
Class Y	—	—

Total from net investment income	(24,621,340)	(3,702,077)

From net realized gain on investments
Class A	(134,407,182)	—
Class B	(8,457,837)	—
Class C	(45,122,326)	—
Class I	(1,699,581)	—
Class R3	(4,311,184)	—
Class R4	(3,491,529)	—
Class R5	(1,392,515)	—
Class R6	—	—
Class Y	—	—

Total from net realized gain on investments	(198,882,154)	—

From tax return of capital
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class R6	—	—
Class Y	—	—

Total from tax return of capital	—	—

Total distributions	(223,503,494)	(3,702,077)

Capital Share Transactions:
Sold	86,162,026	104,854,582
Issued on reinvestment of distributions	218,337,450	3,651,670
Redeemed	(165,906,798)	(167,432,102)

Net increase (decrease) from capital share transactions	138,592,678	(58,925,850)

Net Increase (Decrease) in Net Assets	(99,479,785)	(6,844,923)

Net Assets:
Beginning of period	928,332,176	935,177,099

End of period	$828,852,391	$928,332,176

Undistributed (distributions in excess of) net investment income	$7,883,703	$4,285,216

The accompanying notes are an integral part of these financial statements.

136

Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

Hartford Moderate Allocation Fund		Hartford Multi-Asset Income Fund
For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(1)

$4,926,437	$3,678,843	$5,870,424	$2,160,060
45,203,085	54,315,379	(6,695,083)	588,279
(63,156,679)	(32,615,645)	(3,940,842)	(3,567,302)

(13,027,157)	25,378,577	(4,765,501)	(818,963)

(8,794,684)	(4,770,090)	(501,033)	(98,432)
(393,255)	—	—	—
(2,794,746)	(292,134)	(168,813)	(33,289)
(233,842)	(150,041)	(120,728)	(31,210)
(666,596)	(222,487)	(82,529)	(23,079)
(342,393)	(215,535)	(88,272)	(26,050)
(173,311)	(136,377)	(91,927)	(27,934)
—	—	—	—
—	—	(5,444,597)	(1,543,370)

(13,398,827)	(5,786,664)	(6,497,899)	(1,783,364)

(34,416,160)	(868,394)	—	—
(1,823,645)	(74,364)	—	—
(12,237,856)	(319,747)	—	—
(901,536)	(17,645)	—	—
(2,777,103)	(74,331)	—	—
(1,358,839)	(43,213)	—	—
(653,612)	(17,868)	—	—
—	—	—	—
—	—	—	—

(54,168,751)	(1,415,562)	—	—

—	—	(45,724)	—
—	—	—	—
—	—	(15,405)	—
—	—	(11,017)	—
—	—	(7,531)	—
—	—	(8,056)	—
—	—	(8,389)	—
—	—	—	—
—	—	(496,860)	—

—	—	(592,982)	—

(67,567,578)	(7,202,226)	(7,090,881)	—

53,431,753	84,161,038	11,133,911	153,769,389
66,074,717	7,052,549	7,072,706	1,781,290
(160,828,090)	(160,455,005)	(14,612,615)	(11,364,416)

(41,321,620)	(69,241,418)	3,594,002	144,186,263

(121,916,355)	(51,065,067)	(8,262,380)	141,583,936

734,233,832	785,298,899	141,583,936	—

$612,317,477	$734,233,832	$133,321,556	$141,583,936

$—	$—	$(617,802)	$1,188,971

The accompanying notes are an integral part of these financial statements.

137

Multi-Strategy Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Invest ment Operations	Dividends from Net Invest ment Income	Distri butions from Realized Gains	Total Dividends and Distri butions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Balanced Fund
For the Year Ended October 31, 2015
A	$20.54	$0.25	$0.33	$0.58	$(0.25)	$—	$(0.25)	$20.87	2.84%		$607,698	1.15%	1.15%	1.20%	22%
B	20.42	0.07	0.33	0.40	(0.04)	—	(0.04)	20.78	1.98		5,246	2.27	1.99	0.35	22
C	20.54	0.11	0.33	0.44	(0.11)	—	(0.11)	20.87	2.15		153,455	1.84	1.84	0.52	22
I(5)	21.08	0.19	(0.24)	(0.05)	(0.17)	—	(0.17)	20.86	(0.19	)(6)	7,436	0.86 (7)	0.86 (7)	1.59 (7)	22
R3	20.75	0.20	0.34	0.54	(0.20)	—	(0.20)	21.09	2.62		1,361	1.49	1.40	0.97	22
R4	20.78	0.26	0.34	0.60	(0.25)	—	(0.25)	21.13	2.90		594	1.16	1.10	1.25	22
R5	20.80	0.33	0.33	0.66	(0.32)	—	(0.32)	21.14	3.19		164	0.87	0.80	1.56	22
Y	20.82	0.35	0.31	0.66	(0.33)	—	(0.33)	21.15	3.22		7,600	0.74	0.74	1.65	22

For the Year Ended October 31, 2014
A	$18.62	$0.23	$1.92	$2.15	$(0.23)	$—	$(0.23)	$20.54	11.60%		$585,217	1.17%	1.17%	1.17%	39%
B	18.50	0.06	1.91	1.97	(0.05)	—	(0.05)	20.42	10.64		8,635	2.27	2.04	0.33	39
C	18.63	0.09	1.92	2.01	(0.10)	—	(0.10)	20.54	10.82		126,773	1.86	1.86	0.47	39
R3	18.81	0.18	1.94	2.12	(0.18)	—	(0.18)	20.75	11.32		593	1.50	1.40	0.93	39
R4	18.83	0.24	1.95	2.19	(0.24)	—	(0.24)	20.78	11.67		786	1.16	1.10	1.22	39
R5	18.85	0.30	1.95	2.25	(0.30)	—	(0.30)	20.80	12.02		157	0.86	0.80	1.53	39
Y	18.87	0.32	1.95	2.27	(0.32)	—	(0.32)	20.82	12.08		2,147	0.74	0.74	1.59	39

For the Year Ended October 31, 2013
A	$16.06	$0.22	$2.56	$2.78	$(0.22)	$—	$(0.22)	$18.62	17.40%		$542,452	1.21%	1.18%	1.24%	27%
B	15.94	0.07	2.54	2.61	(0.05)	—	(0.05)	18.50	16.43		12,206	2.27	2.04	0.42	27
C	16.07	0.09	2.57	2.66	(0.10)	—	(0.10)	18.63	16.58		100,230	1.89	1.89	0.52	27
R3	16.23	0.17	2.59	2.76	(0.18)	—	(0.18)	18.81	17.11		641	1.51	1.40	0.98	27
R4	16.23	0.24	2.59	2.83	(0.23)	—	(0.23)	18.83	17.55		531	1.15	1.10	1.35	27
R5	16.26	0.28	2.59	2.87	(0.28)	—	(0.28)	18.85	17.81		140	0.86	0.80	1.62	27
Y	16.27	0.30	2.59	2.89	(0.29)	—	(0.29)	18.87	17.92		1,979	0.74	0.74	1.69	27

For the Year Ended October 31, 2012(8)
A	$14.63	$0.22	$1.44	$1.66	$(0.23)	$—	$(0.23)	$16.06	11.42%		$483,041	1.24%	1.18%	1.40%	29%
B	14.51	0.09	1.42	1.51	(0.08)	—	(0.08)	15.94	10.43		15,803	2.24	2.05	0.55	29
C	14.64	0.10	1.45	1.55	(0.12)	—	(0.12)	16.07	10.60		78,414	1.92	1.92	0.67	29
R3	14.78	0.18	1.47	1.65	(0.20)	—	(0.20)	16.23	11.22		378	1.56	1.40	1.17	29
R4	14.79	0.24	1.44	1.68	(0.24)	—	(0.24)	16.23	11.44		1,456	1.16	1.10	1.59	29
R5	14.81	0.28	1.46	1.74	(0.29)	—	(0.29)	16.26	11.84		121	0.88	0.80	1.78	29
Y	14.82	0.29	1.46	1.75	(0.30)	—	(0.30)	16.27	11.89		1,804	0.75	0.75	1.83	29

For the Year Ended October 31, 2011
A	$14.23	$0.18	$0.40	$0.58	$(0.18)	$—	$(0.18)	$14.63	4.10%		$488,193	1.23%	1.18%	1.20%	43%
B	14.10	0.05	0.41	0.46	(0.05)	—	(0.05)	14.51	3.24		28,334	2.15	2.03	0.34	43
C	14.24	0.07	0.41	0.48	(0.08)	—	(0.08)	14.64	3.33		78,642	1.90	1.90	0.47	43
R3	14.38	0.15	0.41	0.56	(0.16)	—	(0.16)	14.78	3.87		228	1.52	1.40	0.98	43
R4	14.39	0.19	0.41	0.60	(0.20)	—	(0.20)	14.79	4.18		4,788	1.14	1.10	1.29	43
R5	14.40	0.24	0.41	0.65	(0.24)	—	(0.24)	14.81	4.52		107	0.85	0.80	1.58	43
Y	14.41	0.25	0.41	0.66	(0.25)	—	(0.25)	14.82	4.60		1,763	0.74	0.74	1.64	43

The accompanying notes are an integral part of these financial statements.

138

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Invest ment Operations	Dividends from Net Invest ment Income	Distri butions from Realized Gains	Total Dividends and Distri butions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Balanced Income Fund
For the Year Ended October 31, 2015
A	$13.72	$0.33	$(0.10)	$0.23	$(0.33)	$(0.21)	$(0.54)	$13.41	1.77%	$2,635,923	0.95%	0.95%	2.48%	39%
B	13.69	0.35	(0.14)	0.21	(0.32)	(0.21)	(0.53)	13.37	1.63	12,811	1.06	0.99	2.56	39
C	13.56	0.25	(0.12)	0.13	(0.24)	(0.21)	(0.45)	13.24	1.01	2,414,291	1.69	1.69	1.84	39
I	13.72	0.38	(0.11)	0.27	(0.37)	(0.21)	(0.58)	13.41	2.04	1,274,683	0.69	0.69	2.85	39
R3	13.77	0.31	(0.13)	0.18	(0.29)	(0.21)	(0.50)	13.45	1.40	127,608	1.31	1.24	2.30	39
R4	13.77	0.35	(0.13)	0.22	(0.33)	(0.21)	(0.54)	13.45	1.70	66,468	1.01	0.94	2.60	39
R5	13.78	0.38	(0.11)	0.27	(0.37)	(0.21)	(0.58)	13.47	2.03	22,907	0.71	0.69	2.84	39
R6(9)	13.90	0.33	(0.12)	0.21	(0.37)	(0.21)	(0.58)	13.53	1.65 (6)	6,072	0.67 (7)	0.64 (7)	2.50 (7)	39
Y	13.84	0.40	(0.12)	0.28	(0.38)	(0.21)	(0.59)	13.53	2.10	32,808	0.61	0.61	2.92	39

For the Year Ended October 31, 2014
A	$13.05	$0.34	$0.83	$1.17	$(0.32)	$(0.18)	$(0.50)	$13.72	9.19%	$2,317,429	0.97%	0.97%	2.56%	40%
B	13.01	0.34	0.84	1.18	(0.32)	(0.18)	(0.50)	13.69	9.25	18,846	1.07	0.99	2.56	40
C	12.91	0.24	0.82	1.06	(0.23)	(0.18)	(0.41)	13.56	8.39	1,884,930	1.70	1.70	1.81	40
I	13.05	0.38	0.83	1.21	(0.36)	(0.18)	(0.54)	13.72	9.47	1,031,554	0.70	0.70	2.80	40
R3	13.10	0.30	0.84	1.14	(0.29)	(0.18)	(0.47)	13.77	8.90	106,894	1.32	1.24	2.26	40
R4	13.10	0.35	0.83	1.18	(0.33)	(0.18)	(0.51)	13.77	9.19	54,196	1.02	0.94	2.58	40
R5	13.11	0.38	0.83	1.21	(0.36)	(0.18)	(0.54)	13.78	9.44	13,069	0.73	0.69	2.83	40
Y	13.16	0.39	0.84	1.23	(0.37)	(0.18)	(0.55)	13.84	9.55	24,484	0.62	0.62	2.89	40

For the Year Ended October 31, 2013
A	$12.24	$0.32	$0.94	$1.26	$(0.30)	$(0.15)	$(0.45)	$13.05	10.57%	$1,879,401	0.99%	0.96%	2.53%	32%
B	12.20	0.32	0.94	1.26	(0.30)	(0.15)	(0.45)	13.01	10.60	20,966	1.10	0.96	2.55	32
C	12.13	0.22	0.93	1.15	(0.22)	(0.15)	(0.37)	12.91	9.70	1,326,973	1.72	1.70	1.78	32
I	12.24	0.35	0.94	1.29	(0.33)	(0.15)	(0.48)	13.05	10.84	598,310	0.73	0.71	2.77	32
R3	12.29	0.29	0.94	1.23	(0.27)	(0.15)	(0.42)	13.10	10.27	59,155	1.33	1.22	2.26	32
R4	12.28	0.32	0.95	1.27	(0.30)	(0.15)	(0.45)	13.10	10.64	37,128	1.03	0.91	2.55	32
R5	12.29	0.36	0.94	1.30	(0.33)	(0.15)	(0.48)	13.11	10.90	9,269	0.73	0.69	2.80	32
Y	12.34	0.36	0.95	1.31	(0.34)	(0.15)	(0.49)	13.16	10.91	14,384	0.63	0.62	2.81	32

For the Year Ended October 31, 2012
A	$11.02	$0.35	$1.18	$1.53	$(0.31)	$—	$(0.31)	$12.24	14.05%	$1,131,250	1.04%	0.83%	2.98%	30%
B	10.98	0.30	1.16	1.46	(0.24)	—	(0.24)	12.20	13.44	16,451	1.54	1.30	2.55	30
C	10.94	0.25	1.18	1.43	(0.24)	—	(0.24)	12.13	13.22	649,208	1.79	1.58	2.19	30
I	11.02	0.37	1.18	1.55	(0.33)	—	(0.33)	12.24	14.31	307,422	0.81	0.59	3.19	30
R3	11.06	0.31	1.20	1.51	(0.28)	—	(0.28)	12.29	13.84	27,888	1.41	1.11	2.64	30
R4	11.06	0.33	1.21	1.54	(0.32)	—	(0.32)	12.28	14.08	14,568	1.17	0.83	2.77	30
R5	11.06	0.38	1.18	1.56	(0.33)	—	(0.33)	12.29	14.33	164	0.76	0.56	3.29	30
Y	11.05	0.37	1.26	1.63	(0.34)	—	(0.34)	12.34	14.98	1,829	0.74	0.56	3.14	30

For the Year Ended October 31, 2011
A	$10.55	$0.37	$0.44	$0.81	$(0.34)	$—	$(0.34)	$11.02	7.78%	$395,347	1.17%	0.67%	3.44%	29%
B	10.51	0.28	0.44	0.72	(0.25)	—	(0.25)	10.98	6.96	9,328	2.05	1.50	2.61	29
C	10.48	0.29	0.44	0.73	(0.27)	—	(0.27)	10.94	7.05	140,127	1.90	1.40	2.70	29
I	10.54	0.39	0.45	0.84	(0.36)	—	(0.36)	11.02	8.11	62,139	0.94	0.44	3.62	29
R3	10.58	0.32	0.46	0.78	(0.30)	—	(0.30)	11.06	7.45	5,333	1.50	1.00	2.96	29
R4	10.58	0.37	0.44	0.81	(0.33)	—	(0.33)	11.06	7.82	463	1.22	0.70	3.37	29
R5	10.58	0.41	0.44	0.85	(0.37)	—	(0.37)	11.06	8.13	119	0.91	0.40	3.75	29
Y	10.57	0.42	0.43	0.85	(0.37)	—	(0.37)	11.05	8.23	136	0.81	0.31	3.84	29

The accompanying notes are an integral part of these financial statements.

139

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Invest ment Operations	Dividends from Net Invest ment Income	Distri butions from Realized Gains	Total Dividends and Distri butions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Checks and Balances Fund
For the Year Ended October 31, 2015
A	$11.89	$0.14	$0.11	$0.25	$(0.43)	$(0.90)	$(1.33)	$10.81	2.38%	$1,443,659	0.39%	0.39%	1.26%	7%
B	11.83	0.07	0.10	0.17	(0.34)	(0.90)	(1.24)	10.76	1.64	87,066	1.20	1.20	0.64	7
C	11.83	0.05	0.12	0.17	(0.35)	(0.90)	(1.25)	10.75	1.64	351,257	1.14	1.14	0.47	7
I	11.90	0.21	0.07	0.28	(0.45)	(0.90)	(1.35)	10.83	2.64	36,770	0.16	0.16	1.93	7
R3	11.86	0.08	0.13	0.21	(0.39)	(0.90)	(1.29)	10.78	2.03	13,247	0.75	0.75	0.73	7
R4	11.87	0.12	0.13	0.25	(0.43)	(0.90)	(1.33)	10.79	2.33	4,652	0.45	0.45	1.13	7
R5	11.90	0.15	0.13	0.28	(0.46)	(0.90)	(1.36)	10.82	2.65	5,150	0.14	0.14	1.37	7

For the Year Ended October 31, 2014
A	$11.75	$0.14	$1.07	$1.21	$(0.21)	$(0.86)	$(1.07)	$11.89	11.07%	$1,404,632	0.39%	0.39%	1.25%	15%
B	11.64	0.05	1.05	1.10	(0.05)	(0.86)	(0.91)	11.83	10.09	108,791	1.19	1.19	0.46	15
C	11.65	0.06	1.04	1.10	(0.06)	(0.86)	(0.92)	11.83	10.17	334,810	1.14	1.14	0.50	15
I	11.78	0.18	1.06	1.24	(0.26)	(0.86)	(1.12)	11.90	11.35	34,269	0.14	0.14	1.53	15
R3	11.69	0.10	1.06	1.16	(0.13)	(0.86)	(0.99)	11.86	10.70	10,635	0.75	0.75	0.88	15
R4	11.73	0.13	1.07	1.20	(0.20)	(0.86)	(1.06)	11.87	11.06	3,932	0.45	0.45	1.14	15
R5	11.78	0.17	1.07	1.24	(0.26)	(0.86)	(1.12)	11.90	11.34	163	0.15	0.15	1.48	15

For the Year Ended October 31, 2013
A	$9.92	$0.16	$1.88	$2.04	$(0.18)	$(0.03)	$(0.21)	$11.75	20.89%	$1,354,101	0.41%	0.41%	1.51%	12%
B	9.88	0.08	1.86	1.94	(0.15)	(0.03)	(0.18)	11.64	20.01	117,550	1.21	1.21	0.72	12
C	9.89	0.08	1.87	1.95	(0.16)	(0.03)	(0.19)	11.65	20.00	308,250	1.16	1.16	0.76	12
I	9.93	0.18	1.88	2.06	(0.18)	(0.03)	(0.21)	11.78	21.15	29,305	0.15	0.15	1.70	12
R3	9.90	0.13	1.86	1.99	(0.17)	(0.03)	(0.20)	11.69	20.43	10,875	0.75	0.75	1.19	12
R4	9.91	0.16	1.86	2.02	(0.17)	(0.03)	(0.20)	11.73	20.79	1,535	0.46	0.46	1.46	12
R5	9.93	0.19	1.87	2.06	(0.18)	(0.03)	(0.21)	11.78	21.16	144	0.15	0.15	1.74	12

For the Year Ended October 31, 2012(8)
A	$9.22	$0.20	$0.74	$0.94	$(0.20)	$(0.04)	$(0.24)	$9.92	10.43%	$1,277,312	0.41%	0.41%	2.15%	12%
B	9.19	0.13	0.72	0.85	(0.12)	(0.04)	(0.16)	9.88	9.45	114,693	1.22	1.22	1.35	12
C	9.19	0.13	0.74	0.87	(0.13)	(0.04)	(0.17)	9.89	9.63	284,190	1.16	1.16	1.41	12
I	9.23	0.23	0.74	0.97	(0.23)	(0.04)	(0.27)	9.93	10.70	21,254	0.16	0.16	2.38	12
R3	9.20	0.17	0.74	0.91	(0.17)	(0.04)	(0.21)	9.90	10.08	10,764	0.76	0.76	1.71	12
R4	9.22	0.20	0.73	0.93	(0.20)	(0.04)	(0.24)	9.91	10.29	1,375	0.47	0.47	1.92	12
R5	9.23	0.23	0.74	0.97	(0.23)	(0.04)	(0.27)	9.93	10.70	119	0.16	0.16	2.37	12

For the Year Ended October 31, 2011(8)
A	$9.22	$0.13	$—	$0.13	$(0.13)	$—	$(0.13)	$9.22	1.44%	$1,337,009	0.41%	0.41%	1.36%	19%
B	9.18	0.05	0.02	0.07	(0.06)	—	(0.06)	9.19	0.71	123,183	1.21	1.21	0.55	19
C	9.19	0.06	—	0.06	(0.06)	—	(0.06)	9.19	0.66	310,632	1.16	1.16	0.61	19
I	9.22	0.15	0.02	0.17	(0.16)	—	(0.16)	9.23	1.81	19,854	0.15	0.15	1.61	19
R3	9.21	0.10	—	0.10	(0.11)	—	(0.11)	9.20	1.05	9,211	0.76	0.76	1.00	19
R4	9.21	0.12	0.02	0.14	(0.13)	—	(0.13)	9.22	1.53	822	0.47	0.46	1.29	19
R5	9.22	0.15	0.02	0.17	(0.16)	—	(0.16)	9.23	1.83	107	0.15	0.15	1.62	19

The accompanying notes are an integral part of these financial statements.

140

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Invest ment Operations	Dividends from Net Invest ment Income	Distri butions from Realized Gains	Total Dividends and Distri butions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Conservative Allocation Fund
For the Year Ended October 31, 2015
A	$10.78	$0.10	$(0.42)	$(0.32)	$(0.15)	$(0.46)	$(0.61)	$9.85	(3.01)%	$108,907	0.60%	0.60%	0.98%	15%
B	10.72	0.04	(0.44)	(0.40)	(0.13)	(0.46)	(0.59)	9.73	(3.83)	3,371	1.47	1.41	0.41	15
C	10.71	0.02	(0.41)	(0.39)	(0.13)	(0.46)	(0.59)	9.73	(3.70)	37,732	1.34	1.34	0.22	15
I	10.77	0.16	(0.45)	(0.29)	(0.16)	(0.46)	(0.62)	9.86	(2.74)	1,064	0.31	0.31	1.53	15
R3	10.81	0.07	(0.43)	(0.36)	(0.14)	(0.46)	(0.60)	9.85	(3.36)	8,256	0.94	0.91	0.72	15
R4	10.79	0.10	(0.42)	(0.32)	(0.15)	(0.46)	(0.61)	9.86	(3.02)	2,461	0.65	0.61	0.94	15
R5	10.79	0.14	(0.43)	(0.29)	(0.16)	(0.46)	(0.62)	9.88	(2.73)	2,504	0.34	0.31	1.37	15

For the Year Ended October 31, 2014
A	$11.05	$0.07	$0.09	$0.16	$(0.09)	$(0.34)	$(0.43)	$10.78	1.50%	$134,286	0.59%	0.59%	0.64%	27%
B	10.99	(0.01)	0.08	0.07	—	(0.34)	(0.34)	10.72	0.71	6,872	1.43	1.40	(0.13)	27
C	10.98	(0.01)	0.08	0.07	—	(0.34)	(0.34)	10.71	0.71	46,745	1.34	1.34	(0.09)	27
I	11.06	0.10	0.08	0.18	(0.13)	(0.34)	(0.47)	10.77	1.76	1,829	0.32	0.32	0.91	27
R3	11.06	0.03	0.09	0.12	(0.03)	(0.34)	(0.37)	10.81	1.17	10,141	0.94	0.90	0.31	27
R4	11.04	0.07	0.08	0.15	(0.06)	(0.34)	(0.40)	10.79	1.45	4,806	0.64	0.60	0.65	27
R5	11.08	0.10	0.08	0.18	(0.13)	(0.34)	(0.47)	10.79	1.74	3,585	0.34	0.30	0.92	27

For the Year Ended October 31, 2013
A	$11.35	$0.10	$0.15	$0.25	$(0.32)	$(0.23)	$(0.55)	$11.05	2.26%	$147,617	0.58%	0.58%	0.93%	22%
B	11.33	0.03	0.13	0.16	(0.27)	(0.23)	(0.50)	10.99	1.42	11,240	1.40	1.40	0.27	22
C	11.32	0.02	0.15	0.17	(0.28)	(0.23)	(0.51)	10.98	1.51	53,554	1.32	1.32	0.17	22
I	11.34	0.12	0.16	0.28	(0.33)	(0.23)	(0.56)	11.06	2.60	1,397	0.30	0.30	1.13	22
R3	11.37	0.05	0.17	0.22	(0.30)	(0.23)	(0.53)	11.06	1.99	10,496	0.93	0.93	0.48	22
R4	11.33	0.12	0.13	0.25	(0.31)	(0.23)	(0.54)	11.04	2.29	7,620	0.62	0.62	1.08	22
R5	11.36	0.15	0.13	0.28	(0.33)	(0.23)	(0.56)	11.08	2.57	3,378	0.32	0.32	1.35	22

For the Year Ended October 31, 2012(8)
A	$10.71	$0.12	$0.68	$0.80	$(0.16)	$—	$(0.16)	$11.35	7.55%	$166,842	0.58%	0.58%	1.13%	83%
B	10.71	0.03	0.68	0.71	(0.09)	—	(0.09)	11.33	6.69	17,538	1.39	1.39	0.38	83
C	10.70	0.04	0.68	0.72	(0.10)	—	(0.10)	11.32	6.78	59,053	1.33	1.33	0.37	83
I	10.69	0.16	0.67	0.83	(0.18)	—	(0.18)	11.34	7.89	1,481	0.30	0.30	1.39	83
R3	10.74	0.08	0.68	0.76	(0.13)	—	(0.13)	11.37	7.18	9,608	0.93	0.93	0.62	83
R4	10.69	0.11	0.69	0.80	(0.16)	—	(0.16)	11.33	7.55	14,196	0.63	0.63	1.00	83
R5	10.71	0.15	0.68	0.83	(0.18)	—	(0.18)	11.36	7.86	4,192	0.33	0.33	1.43	83

For the Year Ended October 31, 2011(8)
A	$10.55	$0.21	$0.22	$0.43	$(0.27)	$—	$(0.27)	$10.71	4.09%	$163,779	0.58%	0.58%	1.99%	41%
B	10.55	0.13	0.21	0.34	(0.18)	—	(0.18)	10.71	3.24	21,454	1.37	1.37	1.20	41
C	10.54	0.13	0.22	0.35	(0.19)	—	(0.19)	10.70	3.32	55,946	1.32	1.32	1.23	41
I	10.54	0.23	0.22	0.45	(0.30)	—	(0.30)	10.69	4.29	1,248	0.30	0.30	2.16	41
R3	10.59	0.18	0.21	0.39	(0.24)	—	(0.24)	10.74	3.67	7,324	0.93	0.93	1.48	41
R4	10.54	0.21	0.20	0.41	(0.26)	—	(0.26)	10.69	3.95	13,142	0.62	0.62	1.93	41
R5	10.55	0.23	0.23	0.46	(0.30)	—	(0.30)	10.71	4.36	4,788	0.32	0.32	2.30	41

The accompanying notes are an integral part of these financial statements.

141

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Invest ment Operations	Dividends from Net Invest ment Income	Distri butions from Realized Gains	Total Dividends and Distri butions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Global All-Asset Fund (consolidated)
For the Year Ended October 31, 2015
A	$12.68	$0.08	$(0.08)	$—	$(0.31)	$(1.42)	$(1.73)	$10.95	0.33%	$162,691	1.46%	1.25%	0.68%	63%
C	12.56	—	(0.07)	(0.07)	(0.22)	(1.42)	(1.64)	10.85	(0.31)	99,973	2.18	2.00	(0.02)	63
I	12.72	0.10	(0.07)	0.03	(0.35)	(1.42)	(1.77)	10.98	0.58	70,837	1.15	1.00	0.88	63
R3	12.67	0.05	(0.07)	(0.02)	(0.26)	(1.42)	(1.68)	10.97	0.16	2,385	1.78	1.50	0.43	63
R4	12.80	0.10	(0.08)	0.02	(0.32)	(1.42)	(1.74)	11.08	0.51	1,381	1.49	1.20	0.85	63
R5	12.72	0.13	(0.10)	0.03	(0.35)	(1.42)	(1.77)	10.98	0.61	624	1.16	0.95	1.12	63
Y	12.72	0.13	(0.08)	0.05	(0.36)	(1.42)	(1.78)	10.99	0.76	29,736	1.07	0.90	1.12	63

For the Year Ended October 31, 2014
A	$12.34	$0.11	$0.40	$0.51	$(0.13)	$(0.04)	$(0.17)	$12.68	4.18%	$206,595	1.40%	1.25%	0.85%	75%
C	12.23	0.01	0.39	0.40	(0.03)	(0.04)	(0.07)	12.56	3.30	130,260	2.13	2.00	0.10	75
I	12.38	0.14	0.40	0.54	(0.16)	(0.04)	(0.20)	12.72	4.43	117,499	1.10	0.98	1.11	75
R3	12.34	0.08	0.39	0.47	(0.10)	(0.04)	(0.14)	12.67	3.86	3,340	1.73	1.50	0.61	75
R4	12.47	0.11	0.41	0.52	(0.15)	(0.04)	(0.19)	12.80	4.18	1,363	1.44	1.20	0.90	75
R5	12.38	0.14	0.41	0.55	(0.17)	(0.04)	(0.21)	12.72	4.49	2,730	1.12	0.95	1.14	75
Y	12.38	0.15	0.41	0.56	(0.18)	(0.04)	(0.22)	12.72	4.54	31,145	1.02	0.90	1.18	75

For the Year Ended October 31, 2013
A	$11.30	$0.08	$1.25	$1.33	$(0.29)	$—	$(0.29)	$12.34	12.02%	$264,437	1.37%	1.22%	0.72%	47%
C	11.18	—	1.24	1.24	(0.19)	—	(0.19)	12.23	11.26	150,191	2.11	1.97	(0.03)	47
I	11.33	0.12	1.25	1.37	(0.32)	—	(0.32)	12.38	12.37	134,853	1.08	0.96	0.99	47
R3	11.29	0.05	1.26	1.31	(0.26)	—	(0.26)	12.34	11.78	3,504	1.70	1.47	0.45	47
R4	11.39	0.07	1.29	1.36	(0.28)	—	(0.28)	12.47	12.16	1,906	1.42	1.18	0.57	47
R5	11.34	0.12	1.25	1.37	(0.33)	—	(0.33)	12.38	12.30	2,615	1.09	0.93	0.99	47
Y	11.34	0.12	1.25	1.37	(0.33)	—	(0.33)	12.38	12.36	48,035	0.99	0.88	1.04	47

For the Year Ended October 31, 2012
A	$10.63	$0.06	$0.67	$0.73	$(0.06)	$—	$(0.06)	$11.30	6.97%	$293,773	1.38%	1.09%	0.58%	94%
C	10.53	(0.02)	0.67	0.65	—	—	—	11.18	6.17	169,673	2.12	1.84	(0.16)	94
I	10.66	0.09	0.68	0.77	(0.10)	—	(0.10)	11.33	7.28	180,463	1.09	0.83	0.84	94
R3	10.61	0.04	0.67	0.71	(0.03)	—	(0.03)	11.29	6.75	3,961	1.74	1.36	0.33	94
R4	10.64	0.07	0.68	0.75	—	—	—	11.39	7.05	1,378	1.45	1.06	0.62	94
R5	10.67	0.09	0.68	0.77	(0.10)	—	(0.10)	11.34	7.31	2,485	1.11	0.83	0.85	94
Y	10.67	0.10	0.68	0.78	(0.11)	—	(0.11)	11.34	7.38	84,780	1.01	0.77	0.91	94

For the Year Ended October 31, 2011
A	$11.04	$0.03	$(0.32)	$(0.29)	$(0.03)	$(0.09)	$(0.12)	$10.63	(2.67)%	$373,186	1.45%	1.02%	0.31%	206%
C	11.00	(0.05)	(0.32)	(0.37)	(0.01)	(0.09)	(0.10)	10.53	(3.36)	216,578	2.19	1.75	(0.43)	206
I	11.05	0.06	(0.32)	(0.26)	(0.04)	(0.09)	(0.13)	10.66	(2.44)	263,596	1.17	0.73	0.57	206
R3	11.02	0.01	(0.33)	(0.32)	—	(0.09)	(0.09)	10.61	(2.93)	3,140	1.79	1.30	0.09	206
R4	11.04	0.06	(0.36)	(0.30)	(0.01)	(0.09)	(0.10)	10.64	(2.71)	1,205	1.49	1.00	0.50	206
R5	11.05	0.08	(0.34)	(0.26)	(0.03)	(0.09)	(0.12)	10.67	(2.36)	2,335	1.19	0.70	0.74	206
Y	11.05	0.08	(0.33)	(0.25)	(0.04)	(0.09)	(0.13)	10.67	(2.34)	12,219	1.08	0.65	0.76	206

The accompanying notes are an integral part of these financial statements.

142

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Invest ment Operations	Dividends from Net Invest ment Income	Distri butions from Realized Gains	Total Dividends and Distri butions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Growth Allocation Fund
For the Year Ended October 31, 2015
A	$15.10	$0.14	$(0.41)	$(0.27)	$(0.34)	$(3.24)	$(3.58)	$11.25	(1.57)%	$582,205	0.57%	0.55%	1.19%	14%
B	14.91	0.11	(0.48)	(0.37)	(0.20)	(3.24)	(3.44)	11.10	(2.45)	21,236	1.47	1.39	0.89	14
C	14.90	0.06	(0.41)	(0.35)	(0.25)	(3.24)	(3.49)	11.06	(2.26)	183,173	1.30	1.29	0.55	14
I	15.06	0.39	(0.62)	(0.23)	(0.38)	(3.24)	(3.62)	11.21	(1.23)	8,310	0.25	0.23	3.33	14
R3	14.83	0.13	(0.43)	(0.30)	(0.31)	(3.24)	(3.55)	10.98	(1.91)	14,233	0.89	0.84	1.08	14
R4	15.04	0.14	(0.41)	(0.27)	(0.34)	(3.24)	(3.58)	11.19	(1.60)	14,014	0.59	0.54	1.18	14
R5	15.13	0.17	(0.41)	(0.24)	(0.38)	(3.24)	(3.62)	11.27	(1.35)	5,681	0.29	0.24	1.43	14

For the Year Ended October 31, 2014
A	$14.27	$0.10	$0.81	$0.91	$(0.08)	$—	$(0.08)	$15.10	6.40%	$628,969	0.57%	0.56%	0.66%	103%
B	14.13	(0.01)	0.79	0.78	—	—	—	14.91	5.52	40,575	1.42	1.42	(0.07)	103
C	14.11	(0.01)	0.80	0.79	—	—	—	14.90	5.60	209,438	1.30	1.29	(0.06)	103
I	14.23	0.14	0.82	0.96	(0.13)	—	(0.13)	15.06	6.74	6,553	0.25	0.24	0.92	103
R3	14.02	0.05	0.80	0.85	(0.04)	—	(0.04)	14.83	6.09	19,608	0.87	0.87	0.36	103
R4	14.22	0.10	0.81	0.91	(0.09)	—	(0.09)	15.04	6.39	16,704	0.57	0.57	0.67	103
R5	14.29	0.14	0.82	0.96	(0.12)	—	(0.12)	15.13	6.75	6,485	0.27	0.27	0.96	103

For the Year Ended October 31, 2013
A	$12.21	$0.13	$2.26	$2.39	$(0.33)	$—	$(0.33)	$14.27	20.02%	$610,007	0.59%	0.59%	0.97%	20%
B	12.09	0.04	2.22	2.26	(0.22)	—	(0.22)	14.13	19.00	64,592	1.42	1.42	0.35	20
C	12.08	0.04	2.24	2.28	(0.25)	—	(0.25)	14.11	19.17	212,687	1.32	1.32	0.28	20
I	12.17	0.15	2.28	2.43	(0.37)	—	(0.37)	14.23	20.46	4,648	0.27	0.27	1.18	20
R3	12.01	0.09	2.23	2.32	(0.31)	—	(0.31)	14.02	19.71	19,453	0.88	0.88	0.71	20
R4	12.15	0.14	2.25	2.39	(0.32)	—	(0.32)	14.22	20.11	17,221	0.58	0.58	1.07	20
R5	12.22	0.19	2.25	2.44	(0.37)	—	(0.37)	14.29	20.44	6,569	0.28	0.28	1.48	20

For the Year Ended October 31, 2012
A	$11.24	$0.07	$1.01	$1.08	$(0.11)	$—	$(0.11)	$12.21	9.75%	$520,278	0.61%	0.61%	0.58%	95	%(10)
B	11.11	(0.02)	1.01	0.99	(0.01)	—	(0.01)	12.09	8.93	89,586	1.41	1.41	(0.20)	95	(10)
C	11.11	(0.02)	1.01	0.99	(0.02)	—	(0.02)	12.08	8.97	196,748	1.34	1.34	(0.15)	95	(10)
I	11.21	0.11	1.00	1.11	(0.15)	—	(0.15)	12.17	10.08	3,268	0.29	0.29	0.91	95	(10)
R3	11.07	0.02	1.01	1.03	(0.09)	—	(0.09)	12.01	9.43	17,513	0.89	0.89	0.21	95	(10)
R4	11.18	0.07	1.02	1.09	(0.12)	—	(0.12)	12.15	9.83	17,299	0.59	0.59	0.60	95	(10)
R5	11.25	0.10	1.02	1.12	(0.15)	—	(0.15)	12.22	10.11	7,954	0.29	0.29	0.82	95	(10)

For the Year Ended October 31, 2011(8)
A	$11.01	$0.06	$0.24	$0.30	$(0.07)	$—	$(0.07)	$11.24	2.72%	$394,691	0.59%	0.59%	0.54%	36%
B	10.90	(0.03)	0.24	0.21	—	—	—	11.11	1.93	79,711	1.38	1.38	(0.25)	36
C	10.89	(0.02)	0.24	0.22	—	—	—	11.11	2.02	156,463	1.33	1.33	(0.19)	36
I	10.97	0.10	0.25	0.35	(0.11)	—	(0.11)	11.21	3.15	2,455	0.26	0.26	0.86	36
R3	10.87	0.04	0.23	0.27	(0.07)	—	(0.07)	11.07	2.48	9,689	0.89	0.89	0.24	36
R4	10.95	0.07	0.23	0.30	(0.07)	—	(0.07)	11.18	2.74	14,605	0.59	0.59	0.55	36
R5	11.02	0.10	0.23	0.33	(0.10)	—	(0.10)	11.25	3.02	4,457	0.29	0.29	0.86	36

The accompanying notes are an integral part of these financial statements.

143

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Invest ment Operations	Dividends from Net Invest ment Income	Distri butions from Realized Gains	Total Dividends and Distri butions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford Moderate Allocation Fund
For the Year Ended October 31, 2015
A	$13.16	$0.11	$(0.36)	$(0.25)	$(0.23)	$(0.99)	$(1.22)	$11.69	(1.88)%	$412,907	0.55%	0.55%	0.88%	16%
B	13.06	0.05	(0.38)	(0.33)	(0.21)	(0.99)	(1.20)	11.53	(2.64)	12,812	1.43	1.40	0.39	16
C	13.05	0.03	(0.36)	(0.33)	(0.21)	(0.99)	(1.20)	11.52	(2.59)	135,008	1.29	1.29	0.23	16
I	13.16	0.17	(0.38)	(0.21)	(0.24)	(0.99)	(1.23)	11.72	(1.56)	9,269	0.24	0.24	1.42	16
R3	13.04	0.11	(0.39)	(0.28)	(0.22)	(0.99)	(1.21)	11.55	(2.17)	24,956	0.89	0.89	0.91	16
R4	13.16	0.10	(0.35)	(0.25)	(0.23)	(0.99)	(1.22)	11.69	(1.91)	9,198	0.59	0.59	0.86	16
R5	13.17	0.13	(0.35)	(0.22)	(0.24)	(0.99)	(1.23)	11.72	(1.65)	8,166	0.29	0.29	1.09	16

For the Year Ended October 31, 2014
A	$12.86	$0.09	$0.36	$0.45	$(0.13)	$(0.02)	$(0.15)	$13.16	3.54%	$462,724	0.55%	0.55%	0.69%	28%
B	12.75	(0.01)	0.34	0.33	—	(0.02)	(0.02)	13.06	2.62	25,234	1.39	1.39	(0.06)	28
C	12.74	(0.01)	0.37	0.36	(0.03)	(0.02)	(0.05)	13.05	2.79	164,473	1.28	1.28	(0.04)	28
I	12.88	0.13	0.37	0.50	(0.20)	(0.02)	(0.22)	13.16	3.87	11,868	0.24	0.24	0.95	28
R3	12.74	0.04	0.35	0.39	(0.07)	(0.02)	(0.09)	13.04	3.11	38,607	0.88	0.88	0.34	28
R4	12.86	0.08	0.36	0.44	(0.12)	(0.02)	(0.14)	13.16	3.44	22,195	0.58	0.58	0.64	28
R5	12.89	0.13	0.36	0.49	(0.19)	(0.02)	(0.21)	13.17	3.79	9,133	0.28	0.28	0.97	28

For the Year Ended October 31, 2013
A	$12.00	$0.12	$1.07	$1.19	$(0.33)	$—	$(0.33)	$12.86	10.13%	$484,156	0.55%	0.55%	1.01%	21%
B	11.93	0.05	1.04	1.09	(0.27)	—	(0.27)	12.75	9.31	42,407	1.37	1.37	0.38	21
C	11.93	0.03	1.06	1.09	(0.28)	—	(0.28)	12.74	9.34	174,647	1.28	1.28	0.27	21
I	11.99	0.14	1.10	1.24	(0.35)	—	(0.35)	12.88	10.53	9,649	0.24	0.24	1.18	21
R3	11.90	0.08	1.07	1.15	(0.31)	—	(0.31)	12.74	9.87	41,503	0.88	0.88	0.65	21
R4	11.99	0.17	1.02	1.19	(0.32)	—	(0.32)	12.86	10.18	22,776	0.58	0.58	1.36	21
R5	12.00	0.17	1.07	1.24	(0.35)	—	(0.35)	12.89	10.53	10,161	0.28	0.28	1.37	21

For the Year Ended October 31, 2012(8)
A	$11.21	$0.11	$0.82	$0.93	$(0.14)	$—	$(0.14)	$12.00	8.41%	$473,562	0.55%	0.55%	0.99%	79%
B	11.19	0.01	0.81	0.82	(0.08)	—	(0.08)	11.93	7.42	64,262	1.35	1.35	0.22	79
C	11.18	0.02	0.82	0.84	(0.09)	—	(0.09)	11.93	7.54	171,252	1.29	1.29	0.23	79
I	11.21	0.14	0.81	0.95	(0.17)	—	(0.17)	11.99	8.57	8,563	0.27	0.27	1.11	79
R3	11.14	0.07	0.81	0.88	(0.12)	—	(0.12)	11.90	7.94	38,637	0.89	0.89	0.57	79
R4	11.21	0.11	0.81	0.92	(0.14)	—	(0.14)	11.99	8.31	35,982	0.58	0.58	0.93	79
R5	11.21	0.14	0.82	0.96	(0.17)	—	(0.17)	12.00	8.63	11,846	0.28	0.28	1.25	79

For the Year Ended October 31, 2011(8)
A	$11.03	$0.17	$0.21	$0.38	$(0.20)	$—	$(0.20)	$11.21	3.39%	$501,962	0.54%	0.54%	1.45%	36%
B	11.00	0.07	0.22	0.29	(0.10)	—	(0.10)	11.19	2.64	78,784	1.33	1.33	0.66	36
C	10.99	0.08	0.22	0.30	(0.11)	—	(0.11)	11.18	2.72	167,049	1.28	1.28	0.71	36
I	11.02	0.19	0.23	0.42	(0.23)	—	(0.23)	11.21	3.81	5,333	0.24	0.24	1.72	36
R3	10.96	0.13	0.21	0.34	(0.16)	—	(0.16)	11.14	3.12	29,124	0.88	0.88	1.06	36
R4	11.02	0.17	0.21	0.38	(0.19)	—	(0.19)	11.21	3.46	36,188	0.57	0.57	1.33	36
R5	11.03	0.19	0.22	0.41	(0.23)	—	(0.23)	11.21	3.67	11,208	0.27	0.27	1.73	36

The accompanying notes are an integral part of these financial statements.

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Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Invest ment Operations	Dividends from Net Invest ment Income		Distri butions from Realized Gains	Total Dividends and Distri butions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
Hartford Multi-Asset Income Fund
For the Year Ended October 31, 2015
A	$9.95	$0.38	$(0.72)	$(0.34)	$(0.47	)(12)	$—	$(0.47)	$9.14	(3.55)%		$12,061	1.22%		1.12%		3.98%		86%
C	9.94	0.31	(0.72)	(0.41)	(0.39	)(13)	—	(0.39)	9.14	(4.18)		4,426	1.94		1.87		3.27		86
I	9.95	0.41	(0.73)	(0.32)	(0.49	)(12)	—	(0.49)	9.14	(3.18)		2,891	0.92		0.85		4.33		86
R3	9.95	0.36	(0.73)	(0.37)	(0.44	)(12)	—	(0.44)	9.14	(3.75)		1,936	1.60		1.42		3.73		86
R4	9.95	0.39	(0.73)	(0.34)	(0.47	)(12)	—	(0.47)	9.14	(3.45)		1,945	1.30		1.12		4.03		86
R5	9.95	0.40	(0.73)	(0.33)	(0.48	)(12)	—	(0.48)	9.14	(3.27)		1,950	1.00		0.93		4.22		86
Y	9.95	0.41	(0.72)	(0.31)	(0.49	)(12)	—	(0.49)	9.15	(3.17)		108,112	0.90		0.83		4.26		86

For the Period Ended October 31, 2014
A(11)	$10.00	$0.18	$(0.10)	$0.08	$(0.13)		$—	$(0.13)	$9.95	0.80	%(6)	$10,514	1.17	%(7)	1.12	%(7)	3.37	%(7)	26	%(6)
C(11)	10.00	0.14	(0.10)	0.04	(0.10)		—	(0.10)	9.94	0.37	(6)	4,350	1.93	(7)	1.87	(7)	2.68	(7)	26	(6)
I(11)	10.00	0.18	(0.09)	0.09	(0.14)		—	(0.14)	9.95	0.92	(6)	2,238	0.93	(7)	0.87	(7)	3.49	(7)	26	(6)
R3(11)	10.00	0.16	(0.09)	0.07	(0.12)		—	(0.12)	9.95	0.64	(6)	2,012	1.62	(7)	1.42	(7)	2.93	(7)	26	(6)
R4(11)	10.00	0.17	(0.09)	0.08	(0.13)		—	(0.13)	9.95	0.78	(6)	2,016	1.32	(7)	1.12	(7)	3.23	(7)	26	(6)
R5(11)	10.00	0.18	(0.09)	0.09	(0.14)		—	(0.14)	9.95	0.88	(6)	2,017	1.02	(7)	0.93	(7)	3.42	(7)	26	(6)
Y(11)	10.00	0.20	(0.10)	0.10	(0.15)		—	(0.15)	9.95	0.93	(6)	118,437	0.88	(7)	0.83	(7)	3.74	(7)	26	(6)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(5)	Commenced operations on March 31, 2015.
(6)	Not annualized.
(7)	Annualized.
(8)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(9)	Commenced operations on November 7, 2014.
(10)	During the year ended October 31, 2012, the Fund incurred $36.1 million in sales of securities held associated with the transition of assets from The Hartford Equity Growth Allocation Fund, which merged into the Growth Allocation Fund on May 25, 2012. These sales are excluded from the portfolio turnover calculation.
(11)	Commenced operations on April 30, 2014.
(12)	Included in this amount are tax distributions from capital of ($0.04).
(13)	Included in this amount are tax distributions from capital of ($0.03).

The accompanying notes are an integral part of these financial statements.

145

Multi-Strategy Funds

Notes to Financial Statements

October 31, 2015

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end management investment company comprised of forty-four series, as of October 31, 2015. The financial statements for certain other series of the Company are presented in separate reports. The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The series of the Company listed below (individually, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Balanced Fund (the “Balanced Fund”)

The Hartford Balanced Income Fund (the “Balanced Income Fund”)

The Hartford Checks and Balances Fund (the “Checks and Balances Fund”)

The Hartford Conservative Allocation Fund (the “Conservative Allocation Fund”)

The Hartford Global All-Asset Fund (the “Global All-Asset Fund”) (consolidated)

The Hartford Growth Allocation Fund (the “Growth Allocation Fund”)

Hartford Moderate Allocation Fund (the “Moderate Allocation Fund”)

Hartford Multi-Asset Income Fund (the “Multi-Asset Income Fund”)

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, “Financial Services – Investment Companies.”

Each Fund offers Class A, Class C, Class I, Class R3, Class R4 and Class R5 shares. Effective November 7, 2014, Balanced Income Fund offers Class R6 shares. Effective March 31, 2015, Balanced Fund offers Class I shares. In addition, each Fund, except Multi-Asset Income Fund and Global All-Asset Fund (consolidated), offers Class B shares. Also, each Fund offers Class Y shares except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund. Each Fund’s Class A shares are sold with a front-end sales charge of up to 5.50%, except Multi-Asset Income Fund for which Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from 5.00% to zero, depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Each of Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, as a “fund of funds,” invests the majority of its assets in Class Y shares of other Hartford Funds (“Affiliated Investment Companies”) and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the “Underlying Funds”), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Checks and Balances Fund, as a “fund of funds”, invests in Class Y shares of the following Affiliated Investment Companies: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund (each an “Underlying Fund”).

No new or additional investments are allowed in Class B shares of each Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in each Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in each Fund’s prospectus. For investors electing to reinvest gains and dividends, any such gains or dividends on Class B shares will continue to be reinvested in Class B shares of each Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at

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Notes to Financial Statements – (continued)

October 31, 2015

www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by each Fund’s portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, each Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of each Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign investments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that a Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV. Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, a Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter (“OTC”) options and such instruments that do not

147

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2015

trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Company’s Treasurer or designee and a Vice President of the investment manager or designee. A Vice President of the Company with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Company’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of each Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation

148

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2015

Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of the Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – Each Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

149

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2015

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of Balanced Fund, Balanced Income Fund and Checks and Balances Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. The policy of Conservative Allocation Fund, Global All-Asset Fund, Growth Allocation Fund and Moderate Allocation Fund is to pay dividends from net investment income and realized gains, if any; at least once a year. Normally, dividends from net investment income of Multi-Asset Income Fund are declared and paid monthly and dividends from realized gains, if any, are paid at least once a year.

Long-term capital gains distributions received from Underlying Funds, if applicable, are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions from a Fund will be automatically reinvested in additional full or fractional shares of the Fund.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

h)	Basis for Consolidation – The Global All-Asset Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Global All-Asset Fund (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Global All-Asset Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Global All-Asset Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time a Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose a Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by a Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow a Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the nondefaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding repurchase agreements and related collateral as of October 31, 2015.

b)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2015.

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c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2015.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

A Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. A Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. A Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for open dollar roll transactions as of October 31, 2015.

d)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2015.

e)	Inflation Indexed Bonds – Certain Funds may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of October 31, 2015.

f)

Mortgage Related and Other Asset Backed Securities – Certain Funds may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage

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backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of October 31, 2015.

g)	Equity Linked Securities – Certain Funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of October 31, 2015.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, a Fund seeks to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of October 31, 2015.

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c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

See each Fund’s Schedule of Investments, if applicable, for outstanding purchased and written option contracts as of October 31, 2015. Transactions involving written option contracts during the year ended October 31, 2015, are summarized below:

The Hartford Balanced Income Fund

Options Activity During the Year Ended October 31, 2015

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of Year	3,979,000	$6,798
Written	14	6,100
Expired	(3,979,000)	(6,798)
Closed	(14)	(6,100)
Exercised	—	—

End of Year	—	$—

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of Year	2,204,000	$2,865
Written	14	2,819
Expired	(2,204,000)	(2,865)
Closed	(14)	(2,819)
Exercised	—	—

End of Year	—	$—

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October 31, 2015

The Hartford Global All-Asset Fund (consolidated)

Options Activity During the Year Ended October 31, 2015

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of year	5,400,000	$160,169
Written	675,147	60,710
Expired	—	—
Closed	(6,075,147)	(220,879)
Exercised	—	—

End of Year	—	$—

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of year	5,400,000	$166,270
Written	679,742	145,025
Expired	—	—
Closed	(6,075,212)	(264,296)
Exercised	—	—

End of Year	4,530	$46,999

Hartford Multi-Asset Income Fund

Options Activity During the Year Ended October 31, 2015

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of year	37,985,000	$131,233
Written	135,660,000	1,181,911
Expired	(112,845,000)	(601,397)
Closed	(33,785,000)	(352,996)
Exercised	(22,880,000)	(298,019)

End of Year	4,135,000	$60,732

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of year	37,985,000	$114,210
Written	135,660,100	1,320,522
Expired	(146,350,000)	(936,750)
Closed	(18,660,100)	(395,245)
Exercised	(4,500,000)	(54,716)

End of Year	4,135,000	$48,021

d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors.

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October 31, 2015

Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute

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October 31, 2015

terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. See each Fund’s Schedule of Investments, if applicable, for outstanding credit default swap contracts as of October 31, 2015.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed rate bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. See each Fund’s Schedule of Investments, if applicable, for outstanding interest rate swap contracts as of October 31, 2015.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying referenced securities, indices or commodities. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying securities, indices or commodities and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate, which can be fixed or variable. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which are defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding total return swap contracts as of October 31, 2015.

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. See each Fund’s Schedule of Investments, if applicable, for outstanding cross currency swap contracts as of October 31, 2015.

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October 31, 2015

f)	Additional Derivative Instrument Information:

Balanced Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$29,001	$—	$—	$—	$—	$—	$29,001

Total	$29,001	$—	$—	$—	$—	$—	$29,001

Liabilities:
Unrealized depreciation on futures contracts(1)	$35,708	$—	$—	$—	$—	$—	$35,708

Total	$35,708	$—	$—	$—	$—	$—	$35,708

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$(4,100)	$—	$—	$—	$—	$—	$(4,100)

Total	$(4,100)	$—	$—	$—	$—	$—	$(4,100)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$(43,327)	$—	$—	$—	$—	$—	$(43,327)

Total	$(43,327)	$—	$—	$—	$—	$—	$(43,327)

Balanced Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$1,062,796	$—	$—	$—	$—	$—	$1,062,796
Unrealized appreciation on foreign currency contracts	—	1,052,325	—	—	—	—	1,052,325
Unrealized appreciation on swap contracts(2)	—	—	2,048,869	—	—	—	2,048,869

Total	$1,062,796	$1,052,325	$2,048,869	$—	$—	$—	$4,163,990

Liabilities:
Unrealized depreciation on futures contracts(1)	$2,172,100	$—	$—	$—	$—	$—	$2,172,100
Unrealized depreciation on foreign currency contracts	—	545,829	—	—	—	—	545,829
Unrealized depreciation on swap contracts(2)	—	—	1,358,562	—	—	—	1,358,562

Total	$2,172,100	$545,829	$1,358,562	$—	$—	$—	$4,076,491

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

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October 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$(487)	$—	$(2,751)	$—	$ —	$ —	$(3,238)
Net realized gain (loss) on futures	(865,182)	—	—	—	—	—	(865,182)
Net realized gain (loss) on written options	3,620	—	9,663	—	—	—	13,283
Net realized gain (loss) on swap contracts	(1,877)	—	729,042	—	—	—	727,165
Net realized gain (loss) on foreign currency contracts	—	3,897,074	—	—	—	—	3,897,074

Total	$(863,926)	$3,897,074	$735,954	$—	$—	$—	$3,769,102

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$—	$—	$2,625	$—	$—	$—	$2,625
Net change in unrealized appreciation (depreciation) of futures	(4,578,663)	—	—	—	—	—	(4,578,663)
Net change in unrealized appreciation (depreciation) of written options	—	—	(287)	—	—	—	(287)
Net change in unrealized appreciation (depreciation) of swap contracts	1,197	—	314,848	—	—	—	316,045
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(16,396)	—	—	—	—	(16,396)

Total	$(4,577,466)	$(16,396)	$317,186	$—	$—	$—	$(4,276,676)

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

Global All-Asset Fund (consolidated)

Fair Value of Derivative Instruments on the (consolidated) Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$187,248	$45,803	$—	$20,074	$9,310	$—	$262,435
Unrealized appreciation on futures contracts(1)	863,664	—	—	151,972	—	—	1,015,636
Unrealized appreciation on foreign currency contracts	—	1,275,818	—	—	—	—	1,275,818
Unrealized appreciation on swap contracts(2)	37,778	—	285,456	217,312	—	—	540,546

Total	$1,088,690	$1,321,621	$285,456	$389,358	$9,310	$—	$3,094,435

Liabilities:
Unrealized depreciation on futures contracts(1)	$30,647	$—	$—	$233,729	$—	$—	$264,376
Unrealized depreciation on foreign currency contracts	—	914,451	—	—	—	—	914,451
Written options, market value	—	—	—	27,124	—	—	27,124
Unrealized depreciation on swap contracts(2)	45,870	—	—	109,685	—	—	155,555

Total	$76,517	$914,451	$—	$370,538	$—	$—	$1,361,506

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

158

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October 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$25,944	$636,138	$—	$(266,952)	$ (200,797)	$ —	$194,333
Net realized gain (loss) on futures	(579,846)	—	—	1,012,453	(68,686)	—	363,921
Net realized gain (loss) on written options	13,245	(56,042)	—	40,766	—	—	(2,031)
Net realized gain (loss) on swap contracts	60,965	—	(534,255)	(698,154)	—	—	(1,171,444)
Net realized gain (loss) on foreign currency contracts	—	12,680,392	—	—	—	—	12,680,392

Total	$(479,692)	$13,260,488	$(534,255)	$88,113	$(269,483)	$—	$12,065,171

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$(83,524)	$(610,097)	$—	$(56,866)	$141,880	$—	$(608,607)
Net change in unrealized appreciation (depreciation) of futures	1,079,518	—	—	692,889	98,096	—	1,870,503
Net change in unrealized appreciation (depreciation) of written options	(3,229)	(106,257)	—	19,875	—	—	(89,611)
Net change in unrealized appreciation (depreciation) of swap contracts	(8,092)	—	91,897	884,803	—	—	968,608
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(3,432,046)	—	—	—	—	(3,432,046)

Total	$984,673	$(4,148,400)	$91,897	$1,540,701	$239,976	$—	$(1,291,153)

Multi-Asset Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$1,485	$—	$—	$—	$—	$1,485
Unrealized appreciation on futures contracts(1)	61,176	—	—	—	—	—	61,176
Unrealized appreciation on foreign currency contracts	—	199,750	—	—	—	—	199,750
Unrealized appreciation on swap contracts(2)	—	6,409	531,254	99,439	—	—	637,102

Total	$61,176	$207,644	$531,254	$99,439	$—	$—	$899,513

Liabilities:
Unrealized depreciation on futures contracts(1)	$18,903	$—	$—	$—	$—	$—	$18,903
Unrealized depreciation on foreign currency contracts	—	267,302	—	—	—	—	267,302
Written options, market value	118,078	—	—	—	—	—	118,078
Unrealized depreciation on swap contracts(2)	33,724	2,844	209,422	—	—	—	245,990

Total	$170,705	$270,146	$209,422	$—	$—	$—	$650,273

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

159

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Notes to Financial Statements – (continued)

October 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$13,467	$(78,895)	$—	$(24,367)	$—	$—	$(89,795)
Net realized gain (loss) on futures	(158,661)	—	—	—	—	—	(158,661)
Net realized gain (loss) on written options	1,739,388	—	213,113	180,590	—	—	2,133,091
Net realized gain (loss) on swap contracts	(107,501)	705	(1,295,611)	(498,376)	—	—	(1,900,783)
Net realized gain (loss) on foreign currency contracts	—	1,829,858	—	—	—	—	1,829,858

Total	$1,486,693	$1,751,668	$(1,082,498)	$(342,153)	$—	$—	$1,813,710

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$—	$(27,883)	$—	$3,117	$—	$—	$(24,766)
Net change in unrealized appreciation (depreciation) of futures	21,218	—	—	—	—	—	21,218
Net change in unrealized appreciation (depreciation) of written options	(9,325)	—	(43,509)	—	—	—	(52,834)
Net change in unrealized appreciation (depreciation) of swap contracts	(33,725)	3,565	320,456	257,407	—	—	547,703
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(215,364)	—	—	—	—	(215,364)

Total	$(21,832)	$(239,682)	$276,947	$260,524	$—	$—	$275,957

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.
(2)	Statements of Assets and Liabilities location: Cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, is disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

g)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements (“MNA”) allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of October 31, 2015:

Balanced Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$29,001	$(35,708)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	29,001	(35,708)

Derivatives not subject to a MNA	(29,001)	35,708

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

160

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Notes to Financial Statements – (continued)

October 31, 2015

Balanced Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,052,325	$(545,829)
Futures contracts	1,062,796	(2,172,100)
Swap contracts	2,785,157	(6,717,102)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,900,278	(9,435,031)

Derivatives not subject to a MNA	(2,651,957)	2,172,100

Total gross amount of assets and liabilities subject to MNA or similar agreements	$2,248,321	$(7,262,931)

Balanced Income Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$437,011	$(437,011)	$—	$—	$—
BNP Paribas Securities Services	2,423	(2,423)	—	—	—
Citibank NA	31,762	—	—	—	31,762
Commonwealth Bank of Australia	20,713	(20,713)	—	—	—
Credit Suisse First Boston Corp.	44,811	—	—	—	44,811
Deutsche Bank Securities, Inc.	764,775	(764,775)	—	—	—
Goldman Sachs & Co.	40,269	(40,269)	—	—	—
HSBC Bank USA	186,180	—	—	—	186,180
JP Morgan Chase & Co.	201,189	(201,189)	—	—	—
Morgan Stanley	132,112	(132,112)	—	—	—
National Australia Bank Limited	182,971	—	—	—	182,971
RBS Greenwich Capital	56,415	—	—	—	56,415
State Street Global Markets LLC	142,552	(50,732)	—	—	91,820
UBS AG	5,138	(5,138)	—	—	—

Total	$2,248,321	$(1,654,362)	$—	$—	$593,959

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(586,011)	$437,011	$—	$120,000	$(29,000)
Barclays	(742,641)	—	—	742,641	—
BNP Paribas Securities Services	(616,114)	2,423	—	611,000	(2,691)
Commonwealth Bank of Australia	(117,826)	20,713	—	—	(97,113)
Deutsche Bank Securities, Inc.	(1,390,167)	764,775	—	625,392	—
Goldman Sachs & Co.	(2,525,269)	40,269	—	2,485,000	—
JP Morgan Chase & Co.	(785,859)	201,189	—	480,000	(104,670)
Morgan Stanley	(285,302)	132,112	—	—	(153,190)
RBC Dominion Securities, Inc.	(59,871)	—	—	—	(59,871)
Standard Chartered Bank	(64,413)	—	—	—	(64,413)
State Street Global Markets LLC	(50,732)	50,732	—	—	—
Toronto-Dominion Bank	(4,695)	—	—	—	(4,695)
UBS AG	(34,031)	5,138	—	—	(28,893)

Total	$(7,262,931)	$1,654,362	$—	$5,064,033	$(544,536)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

161

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Notes to Financial Statements – (continued)

October 31, 2015

Global All-Asset Fund (consolidated)
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,275,818	$(914,451)
Futures contracts	1,015,636	(264,376)
Purchased options	262,435	—
Swap contracts	469,776	(1,236,929)
Written options	—	(27,124)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,023,665	(2,442,880)

Derivatives not subject to a MNA	(1,153,840)	320,678

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,869,825	$(2,122,202)

Global All-Asset Fund (consolidated)
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$127,942	$(74,385)	$—	$—	$53,557
Bank of Montreal	76,163	—	—	—	76,163
Barclays	107,835	(107,835)	—	—	—
BNP Paribas Securities Services	2,774	(2,774)	—	—	—
Citibank NA	131,548	(131,548)	—	—	—
Credit Suisse First Boston Corp.	20,760	—	—	—	20,760
Deutsche Bank Securities, Inc.	156,262	(110,774)	(45,488)	—	—
Goldman Sachs & Co.	259,491	—	—	—	259,491
HSBC Bank USA	197,233	(17,428)	—	—	179,805
JP Morgan Chase & Co.	169,746	(136,662)	—	—	33,084
Morgan Stanley	102,864	(3,343)	—	—	99,521
RBC Dominion Securities, Inc.	2,508	(990)	—	—	1,518
Standard Chartered Bank	137,513	(137,513)	—	—	—
State Street Global Markets LLC	12	(12)	—	—	—
UBS AG	275,743	(83,388)	—	—	192,355
Westpac International	101,431	(101,431)	—	—	—

Total	$1,869,825	$(908,083)	$(45,488)	$—	$916,254

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(74,385)	$74,385	$—	$—	$—
Barclays	(1,076,430)	107,835	—	968,595	—
BNP Paribas Securities Services	(20,043)	2,774	—	—	(17,269)
Citibank NA	(156,376)	131,548	—	—	(24,828)
Deutsche Bank Securities, Inc.	(110,774)	110,774	—	—	—
HSBC Bank USA	(17,428)	17,428	—	—	—
JP Morgan Chase & Co.	(136,662)	136,662	—	—	—
Morgan Stanley	(3,343)	3,343	—	—	—
RBC Dominion Securities, Inc.	(990)	990	—	—	—
Standard Chartered Bank	(159,501)	137,513	—	—	(21,988)
State Street Global Markets LLC	(117,160)	12	—	—	(117,148)
Toronto-Dominion Bank	(4,358)	—	—	—	(4,358)
UBS AG	(83,388)	83,388	—	—	—
Westpac International	(161,364)	101,431	—	—	(59,933)

Total	$(2,122,202)	$908,083	$—	$968,595	$(245,524)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

162

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Notes to Financial Statements – (continued)

October 31, 2015

Multi-Asset Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$199,750	$(267,302)
Futures contracts	61,176	(18,903)
Purchased options	1,485	—
Swap contracts	1,889,716	(1,636,590)
Written options	—	(118,078)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,152,127	(2,040,873)

Derivatives not subject to a MNA	(574,316)	74,023

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,577,811	$(1,966,850)

Multi-Asset Income Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$1,269	$(1,269)	$—	$—	$—
Barclays	141,561	(141,561)	—	—	—
BNP Paribas Securities Services	6,684	(6,684)	—	—	—
Citibank NA	22,866	(22,866)	—	—	—
Credit Suisse International	364,720	(173,447)	(191,273)	—	—
Deutsche Bank Securities, Inc.	8,461	(8,461)	—	—	—
Goldman Sachs & Co.	304,484	(109,247)	(195,237)	—	—
JP Morgan Chase & Co.	427,613	(62,425)	—	(170,000)	195,188
Merrill Lynch International	22,134	(13,853)	—	—	8,281
Morgan Stanley	213,037	(213,037)	—	—	—
National Australia Bank Limited	216	(216)	—	—	—
RBC Dominion Securities, Inc.	2,876	(2,876)	—	—	—
Standard Chartered Bank	4,544	(4,544)	—	—	—
State Street Global Markets LLC	11,031	(5,640)	—	—	5,391
UBS AG	46,315	(8,954)	—	—	37,361

Total	$1,577,811	$(775,080)	$ (386,510)	$ (170,000)	$246,221

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(435,608)	$1,269	$—	$380,000	$(54,339)
Barclays	(631,957)	141,561	—	490,396	—
BNP Paribas Securities Services	(18,949)	6,684	—	—	(12,265)
Citibank NA	(102,707)	22,866	—	—	(79,841)
Credit Suisse First Boston Corp.	(21,174)	—	—	—	(21,174)
Credit Suisse International	(173,447)	173,447	—	—	—
Deutsche Bank Securities, Inc.	(103,082)	8,461	—	94,621	—
Goldman Sachs & Co.	(109,247)	109,247	—	—	—
HSBC Bank USA	(20,013)	—	—	—	(20,013)
JP Morgan Chase & Co.	(62,425)	62,425	—	—	—
Merrill Lynch International	(13,853)	13,853	—	—	—
Morgan Stanley	(226,515)	213,037	—	13,478	—
National Australia Bank Limited	(411)	216	—	—	(195)
RBC Dominion Securities, Inc.	(21,304)	2,876	—	—	(18,428)
Standard Chartered Bank	(11,564)	4,544	—	—	(7,020)
State Street Global Markets LLC	(5,640)	5,640	—	—	—
UBS AG	(8,954)	8,954	—	—	—

Total	$(1,966,850)	$775,080	$—	$978,495	$(213,275)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

163

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Notes to Financial Statements – (continued)

October 31, 2015

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Certain Funds are exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets those Funds allocate to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2015. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

164

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2015

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2015 and October 31, 2014 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2015			For the Year Ended October 31, 2014
Fund	Ordinary Income	Long-Term Capital Gains	Tax return of capital	Ordinary Income	Long-Term Capital Gains
Balanced Fund	$8,063,399	$—	$—	$7,260,069	$—
Balanced Income Fund	158,195,671	69,640,511	—	115,187,260	44,583,321
Checks and Balances Fund	71,901,742	144,110,845	—	27,733,025	132,678,346
Conservative Allocation Fund	2,740,452	8,794,432	—	2,126,495	6,258,255
Global All-Asset Fund (consolidated)	20,741,066	44,000,083	—	5,509,920	1,978,485
Growth Allocation Fund	24,621,340	198,882,154	—	3,702,077	—
Moderate Allocation Fund	13,354,460	54,213,118	—	5,746,929	1,455,297
Multi-Asset Income Fund	6,497,899	—	592,982	1,783,364	—

As of October 31, 2015, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses		Unrealized Appreciation (Depreciation) on Investments(1)	Other Temporary Differences	Total Accumulated Earnings (Deficit)
Balanced Fund	$4,758,269	$—	$(89,978,034	)(2)	$131,688,354	$—	$46,468,589
Balanced Income Fund	6,576,321	110,250,988	—		341,351,878	—	458,179,187
Checks and Balances Fund	480,790	182,030,389	—		139,094,626	—	321,605,805
Conservative Allocation Fund	—	2,059,396	(26,054	)(2)	(12,524,094)	—	(10,490,752)
Global All-Asset Fund (consolidated)	—	23,039,958	—		(551,634)	(133,326)	22,354,998
Growth Allocation Fund	7,883,703	41,495,711	(6,775,989	)(2)	(74,913,243)	—	(32,309,818)
Moderate Allocation Fund	—	37,822,905	—		(14,876,979)	—	22,945,926
Multi-Asset Income Fund	—	—	(5,920,348	)(2)	(7,962,358)	—	(13,882,706)

(1)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
(2)	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

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d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, paydowns, swaps, disallowed losses from the Subsidiary, corporate actions on underlying investments, investments in publicly traded partnerships, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2015, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Balanced Fund	$(1,091)	$4,074,919	$(4,073,828)
Balanced Income Fund	—	(4,383,786)	4,383,786
Checks and Balances Fund	—	51,037,037	(51,037,037)
Conservative Allocation Fund	1	1,359,566	(1,359,567)
Global All-Asset Fund (consolidated)	(4,056,387)	1,386,956	2,669,431
Growth Allocation Fund	—	18,900,436	(18,900,436)
Moderate Allocation Fund	—	8,472,390	(8,472,390)
Multi-Asset Income Fund	(561,160)	(586,316)	1,147,476

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2015 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration
Fund	2016	2017	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Balanced Fund	$—	$89,978,034	$—	$—
Conservative Allocation Fund	26,054	—	—	—
Growth Allocation Fund	—	6,775,989	—	—
Multi-Asset Income Fund	—	—	4,981,953	938,395

During the year ended October 31, 2015, the Balanced Fund and Conservative Allocation Fund utilized prior year capital loss carryforwards of $43,135,501 and $210,729, respectively.

As a result of prior period mergers involving the Conservative Allocation Fund and the Growth Allocation Fund, certain provisions in the IRC may limit the future utilization of capital losses. During the year ended October 31, 2015, the Conservative Allocation Fund and the Growth Allocation Fund utilized $210,729 and $6,891,320 of prior year capital loss carryforwards, respectively.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, HFMC reviews each Fund’s tax positions for all open tax years. As of October 31, 2015, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

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October 31, 2015

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to each Fund, except Checks and Balances Fund and Growth Allocation Fund, in accordance with each Fund’s investment objective and policies. Each Fund, except Checks and Balances Fund, pays a fee to HFMC under the Investment Management Agreement. With respect to each Fund, except Checks and Balances Fund and Growth Allocation Fund, HFMC pays a sub-advisory fee to Wellington Management out of its advisory fee. HFMC is responsible for the day-to-day management of the Checks and Balances Fund and the Growth Allocation Fund.

The schedule below reflects the rates of compensation paid to the HFMC for investment management services rendered as of October 31, 2015; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced Fund	0.6900% on first $500 million and;
0.6250% on next $500 million and;
0.5750% on next $4 billion and;
0.5725% on next $5 billion and;
0.5700% over $10 billion

Balanced Income Fund	0.7000% on first $250 million and;
0.6300% on next $250 million and;
0.6000% on next $500 million and;
0.5700% on next $1.5 billion and;
0.5500% on next $2.5 billion and;
0.5300% on next $5 billion and;
0.5250% over $10 billion

Checks and Balances Fund	N/A

Conservative Allocation Fund	0.1500% on first $500 million and;
0.1000% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Global All-Asset Fund (consolidated)	0.9500% on first $250 million and;
0.9000% on next $250 million and;
0.8000% on next $500 million and;
0.7300% on next $1.5 billion and;
0.7000% on next $2.5 billion and;
0.6600% on next $5 billion and;
0.6550% over $10 billion

Growth Allocation Fund	0.1500% on first $500 million and;
0.1000% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

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October 31, 2015

Fund	Management Fee Rates
Moderate Allocation Fund	0.1500% on first $500 million and;
0.1000% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Multi-Asset Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6800% on next $500 million and;
0.6600% on next $1.5 billion and;
0.6500% on next $2.5 billion and;
0.6400% on next $5 billion and;
0.6350% over $10 billion

From May 31, 2014 through October 31, 2015, HFMC voluntarily agreed to waive investment management fees of 0.015% of average daily net assets of the Growth Allocation Fund. These amounts are deducted from expenses and are reported as expense waivers on the Growth Allocation Fund’s Statement of Operations, as applicable.

Effective November 1, 2015, the schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered:

Fund	Management Fee Rates
Conservative Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Growth Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Moderate Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

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October 31, 2015

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Balanced Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Balanced Income Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Checks and Balances Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Conservative Allocation Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Global All-Asset Fund (consolidated)	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Growth Allocation Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Moderate Allocation Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Multi-Asset Income Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of October 31, 2015, HFMC contractually limited the total operating expense of each fund through February 29, 2016 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Balanced Fund(1)	1.18%	N/A	N/A	0.93%	1.40%	1.10%	0.80%	N/A	N/A
Balanced Income Fund(1)	0.99%	1.74%*	1.74%	0.74%	1.24%	0.94%	0.69%	0.64%	0.64%
Checks and Balances Fund(2)	1.25%	2.00%	2.00%	1.00%	1.40%	1.10%	0.80%	N/A	N/A
Conservative Allocation Fund(2)(3)	1.35%	2.10%	2.10%	1.10%	1.60%	1.30%	1.00%	N/A	N/A
Global All-Asset Fund (consolidated)(4)	1.25%	N/A	2.00%	1.00%	1.50%	1.20%	0.95%	N/A	0.90%
Growth Allocation Fund(2)(5)	1.50%	2.25%	2.25%	1.25%	1.70%	1.40%	1.10%	N/A	N/A
Moderate Allocation Fund(2)(5)	1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%	N/A	N/A
Multi-Asset Income Fund(1)	1.12%	N/A	1.87%	0.87%	1.42%	1.12%	0.93%	N/A	0.83%

(1)	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

(2)	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

(3)	Effective November 1, 2015 the expense reimbursements were revised as follows: 1.19% (Class A), 1.94% (Class B), 1.94% (Class C), 0.94% (Class I), 1.44% (Class R3) 1.14% (Class R4), and 0.84% (Class R5). This arrangement will remain in effect through February 28, 2017.

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October 31, 2015

(4)	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

(5)	This expense reimbursement is extended through February 28, 2017 per approval by the Board of Directors of The Hartford Mutual Funds, Inc. at the August 4-5, 2015 meeting.

*	The reduction in amounts charged in connection with the Balanced Income Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect June 30, 2012, in order to comply with applicable FINRA rules, caused the effective limit on net operating expenses attributable to the Balanced Income Fund’s Class B shares to be 0.99%.

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2015, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Balanced Fund	1.15%	1.99%	1.84%	0.86%	1.40%	1.10%	0.80%	—	0.74%
Balanced Income Fund	0.95%	0.99%	1.69%	0.69%	1.24%	0.94%	0.69%	0.64%	0.61%
Checks and Balances Fund	0.39%	1.20%	1.14%	0.16%	0.75%	0.45%	0.14%	—	—
Conservative Allocation Fund	0.60%	1.41%	1.34%	0.31%	0.91%	0.61%	0.31%	—	—
Global All-Asset Fund (consolidated)	1.25%	—	2.00%	1.00%	1.50%	1.20%	0.95%	—	0.90%
Growth Allocation Fund	0.55%	1.39%	1.29%	0.23%	0.84%	0.54%	0.24%	—	—
Moderate Allocation Fund	0.55%	1.40%	1.29%	0.24%	0.89%	0.59%	0.29%	—	—
Multi-Asset Income Fund	1.12%	—	1.87%	0.85%	1.42%	1.12%	0.93%	—	0.83%

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2015, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Balanced Fund	$1,338,434	$18,132
Balanced Income Fund	16,063,565	451,645
Checks and Balances Fund	6,036,335	44,430
Conservative Allocation Fund	256,434	4,605
Global All-Asset Fund (consolidated)	208,544	3,708
Growth Allocation Fund	1,313,666	17,722
Moderate Allocation Fund	640,545	13,993
Multi-Asset Income Fund	30,555	—	*

*	Total CDSC includes underwriter adjustment credits which may cause negative dollar amounts.

The Board of Directors of the Company has approved the adoption of a separate distribution plan pursuant to Rule 12b-1 under the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Effective June 30, 2012, there was a reduction in the amount charged in connection with the Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with applicable FINRA rules, although it is possible that such fees may be charged in the future. Pursuant to the Class C Plan, a Fund may pay HFD a fee of

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October 31, 2015

up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2015, a portion of each Company’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

Fund	CCO Compensation Paid by Fund
Balanced Fund	$1,634
Balanced Income Fund	13,209
Checks and Balances Fund	4,139
Conservative Allocation Fund	394
Global All Asset Fund	884
Growth Allocation Fund	1,895
Moderate Allocation Fund	1,442
Multi-Asset Income Fund	299

8.	Affiliate Holdings:

As of October 31, 2015, affiliates of The Hartford had ownership of shares in the Funds as follows:

Percentage of Class:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6		Class Y
Balanced Fund	—	—	—	1%	—	—	99%	—		—
Balanced Income Fund	—	—	—	—	—	—	—	—	%*	—
Checks and Balances Fund	—	—	—	—	—	—	3%	—		—
Conservative Allocation Fund	—	—	—	—	—	—	—	—		—
Global All-Asset Fund (consolidated)	—	—	—	—	—	—	100%	—		—
Growth Allocation Fund	—	—	—	—	—	—	—	—		—
Moderate Allocation Fund	—	—	—	—	—	—	—	—		—
Multi-Asset Income Fund	49%	—	43%	70%	100%	100%	100%	—		8%

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October 31, 2015

Percentage of Fund:

Fund	Class A	Class B	Class C	Class I		Class R3	Class R4	Class R5		Class R6		Class Y
Balanced Fund	—	—	—	—	%*	—	—	—	%*	—		—
Balanced Income Fund	—	—	—	—		—	—	—		—	%*	—
Checks and Balances Fund	—	—	—	—		—	—	—	%*	—		—
Conservative Allocation Fund	—	—	—	—		—	—	—		—		—
Global All-Asset Fund (consolidated)	—	—	—	—		—	—	—	%*	—		—
Growth Allocation Fund	—	—	—	—		—	—	—		—		—
Moderate Allocation Fund	—	—	—	—		—	—	—		—		—
Multi-Asset Income Fund	4%	—	1%	1%		1%	1%	1%		—		7%

*	Percentage rounds to zero.

As of October 31, 2015, the Funds shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Fund	Class Y
Multi-Asset Income Fund	75%

9.	Affiliate Fund Transactions:

A summary of affiliate fund transactions for the Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund for the year ended October 31, 2015 follows:

Checks and Balances Fund

Affiliated Investment Companies	Number of shares held at October 31, 2014	Shares purchased	Shares sold	Number of shares held at October 31, 2015
The Hartford Capital Appreciation Fund	11,800,153	4,243,022	1,046,088	14,997,087
The Hartford Dividend and Growth Fund	23,122,244	3,374,938	962,993	25,534,189
The Hartford Total Return Bond Fund	57,186,190	10,410,074	5,694,803	61,901,461

Affiliated Investment Companies	Net Realized Gain/(Loss) on sales of Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies	Dividend Income from Affiliated Investment Companies	Ending Value as of October 31, 2015
The Hartford Capital Appreciation Fund	$13,339,284	$146,930,316	$4,238,648	$645,624,576
The Hartford Dividend and Growth Fund	12,439,664	52,267,061	11,226,883	649,845,115
The Hartford Total Return Bond Fund	(598,794)	13,752,264	16,562,430	646,870,267

	$25,180,154	$212,949,641	$32,027,961	$1,942,339,958

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October 31, 2015

Conservative Allocation Fund

Affiliated Investment Companies	Number of shares held at October 31, 2014	Shares purchased	Shares sold	Number of shares held at October 31, 2015
Hartford Emerging Markets Equity Fund	520,200	131,839	148,444	503,595
Hartford Real Total Return Fund	1,367,288	697,144	313,823	1,750,609
The Hartford Alternative Strategies Fund	727,053	18,725	745,778	—
The Hartford Capital Appreciation Fund	104,280	33,712	34,372	103,620
The Hartford Dividend and Growth Fund	329,051	47,521	98,927	277,645
The Hartford Global Real Asset Fund	2,580,307	341,543	1,056,052	1,865,798
The Hartford Inflation Plus Fund	4,308,267	191,960	1,020,884	3,479,343
The Hartford International Growth Fund	247,232	58,936	61,307	244,861
The Hartford International Opportunities Fund	363,383	143,403	108,559	398,227
The Hartford International Small Company Fund	227,536	58,730	76,775	209,491
The Hartford International Value Fund	217,763	54,467	60,004	212,226
The Hartford MidCap Value Fund	106,361	13,189	27,727	91,823
The Hartford Small Company Fund	68,714	17,367	20,498	65,583
The Hartford Strategic Income Fund	457,544	29,068	98,743	387,869
The Hartford Total Return Bond Fund	2,668,390	144,020	601,438	2,210,972
The Hartford World Bond Fund	3,839,808	378,981	832,877	3,385,912

Affiliated Investment Companies	Net Realized Gain/(Loss) on sales of Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies	Dividend Income from Affiliated Investment Companies	Ending Value as of October 31, 2015
Hartford Emerging Markets Equity Fund	$27,314	$321,956	$46,198	$3,671,205
Hartford Real Total Return Fund	(81,779)	424,776	—	16,473,233
The Hartford Alternative Strategies Fund	(384,346)	42,074	—	—
The Hartford Capital Appreciation Fund	432,773	1,254,068	34,883	4,460,857
The Hartford Dividend and Growth Fund	603,246	709,078	136,822	7,066,077
The Hartford Global Real Asset Fund	(1,417,580)	—	131,360	15,243,567
The Hartford Inflation Plus Fund	(1,636,093)	—	31,910	37,402,934
The Hartford International Growth Fund	(1,780)	—	22,164	3,148,916
The Hartford International Opportunities Fund	(15,683)	654,336	89,747	6,299,955
The Hartford International Small Company Fund	234,014	666,410	83,911	3,092,081
The Hartford International Value Fund	(45,407)	—	22,073	3,123,968
The Hartford MidCap Value Fund	116,069	192,781	9,575	1,486,609
The Hartford Small Company Fund	123,800	266,227	—	1,488,070
The Hartford Strategic Income Fund	(50,270)	88,510	166,352	3,304,642
The Hartford Total Return Bond Fund	(111,904)	611,349	656,500	23,104,662
The Hartford World Bond Fund	97,284	—	1,488,042	35,518,221

	$(2,110,342)	$5,231,565	$2,919,537	$164,884,997

173

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2015

Growth Allocation Fund

Affiliated Investment Companies	Number of shares held at October 31, 2014	Shares purchased	Shares sold	Number of shares held at October 31, 2015
Hartford Emerging Markets Equity Fund	10,003,587	2,002,770	1,320,677	10,685,680
Hartford Global Capital Appreciation Fund	9,887,427	2,018,916	1,349,446	10,556,897
Hartford Global Equity Income Fund	15,963,378	1,272,302	1,681,655	15,554,025
Hartford Multi-Asset Income Fund	10,987,954	1,283,599	1,413,007	10,858,546
Hartford Real Total Return Fund	4,514,840	467,053	632,605	4,349,288
The Hartford MidCap Fund	2,127,410	210,974	381,158	1,957,226
The Hartford MidCap Value Fund	3,690,935	466,108	476,718	3,680,325
The Hartford Small Company Fund	2,350,306	404,738	388,234	2,366,810
The Hartford World Bond Fund	8,433,395	1,534,006	2,181,449	7,785,952

Affiliated Investment Companies	Net Realized Gain/(Loss) on sales of Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies	Dividend Income from Affiliated Investment Companies	Ending Value as of October 31, 2015
Hartford Emerging Markets Equity Fund	$868,888	$6,532,207	$971,013	$77,898,607
Hartford Global Capital Appreciation Fund	(3,453,193)	30,600,166	1,439,718	186,329,236
Hartford Global Equity Income Fund	(1,082,938)	7,947,373	4,230,065	170,316,570
Hartford Multi-Asset Income Fund	(854,081)	—	5,480,527	99,355,695
Hartford Real Total Return Fund	(249,320)	1,491,001	—	40,926,803
The Hartford MidCap Fund	(259,181)	5,565,502	—	59,832,388
The Hartford MidCap Value Fund	2,139,860	6,821,313	348,382	59,584,454
The Hartford Small Company Fund	2,333,223	9,310,359	—	53,702,908
The Hartford World Bond Fund	(425,598)	—	3,467,872	81,674,638

	$(982,340)	$68,267,921	$15,937,577	$829,621,299

Moderate Allocation Fund

Affiliated Investment Companies	Number of shares held at October 31, 2014	Shares purchased	Shares sold	Number of shares held at October 31, 2015
Hartford Emerging Markets Equity Fund	4,458,846	672,719	683,000	4,448,565
Hartford Real Total Return Fund	4,800,927	2,606,014	955,197	6,451,744
The Hartford Alternative Strategies Fund	2,620,053	15,808	2,635,861	—
The Hartford Capital Appreciation Fund	950,313	292,775	228,287	1,014,801
The Hartford Dividend and Growth Fund	3,405,574	421,557	683,774	3,143,357
The Hartford Global Real Asset Fund	5,099,728	374,183	1,722,737	3,751,174
The Hartford Inflation Plus Fund	8,631,975	534,134	1,845,161	7,320,948
The Hartford International Growth Fund	1,848,530	258,670	289,131	1,818,069
The Hartford International Opportunities Fund	2,746,831	596,239	484,607	2,858,463
The Hartford International Small Company Fund	1,930,627	477,975	490,317	1,918,285
The Hartford International Value Fund	1,628,138	235,124	293,978	1,569,284
The Hartford MidCap Value Fund	938,918	113,589	193,353	859,154
The Hartford Small Company Fund	592,943	97,100	137,185	552,858
The Hartford Strategic Income Fund	3,127,760	243,945	482,486	2,889,219
The Hartford Total Return Bond Fund	5,317,683	496,283	1,147,099	4,666,867
The Hartford World Bond Fund	7,404,629	620,210	1,635,877	6,388,962

174

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2015

Moderate Allocation Fund – (continued)

Affiliated Investment Companies	Net Realized Gain/(Loss) on sales of Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies	Dividend Income from Affiliated Investment Companies	Ending Value as of October 31, 2015
Hartford Emerging Markets Equity Fund	$432,758	$2,806,693	$412,856	$32,430,041
Hartford Real Total Return Fund	(298,699)	1,533,780	—	60,710,913
The Hartford Alternative Strategies Fund	(938,121)	149,493	—	—
The Hartford Capital Appreciation Fund	3,081,378	11,383,727	320,830	43,687,168
The Hartford Dividend and Growth Fund	4,891,961	7,435,902	1,491,117	79,998,448
The Hartford Global Real Asset Fund	(2,093,188)	—	269,881	30,647,095
The Hartford Inflation Plus Fund	(2,983,491)	—	65,036	78,700,196
The Hartford International Growth Fund	78,461	—	172,592	23,380,372
The Hartford International Opportunities Fund	242,711	4,958,787	696,952	45,220,884
The Hartford International Small Company Fund	1,382,643	5,773,294	741,718	28,313,884
The Hartford International Value Fund	(89,772)	—	170,970	23,099,863
The Hartford MidCap Value Fund	1,322,296	1,660,805	86,048	13,909,703
The Hartford Small Company Fund	867,634	2,283,972	—	12,544,344
The Hartford Strategic Income Fund	(303,548)	629,942	1,218,053	24,616,148
The Hartford Total Return Bond Fund	(398,827)	1,236,346	1,373,569	48,768,764
The Hartford World Bond Fund	156,148	—	2,945,951	67,020,215

	$5,350,344	$39,852,741	$9,965,573	$613,048,038

10.	Investment Transactions:

For the year ended October 31, 2015, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Balanced Fund	$186,513,037	$142,518,312
Balanced Income Fund	$3,373,635,521	$2,275,750,864
Checks and Balances Fund	$372,134,051	$134,038,658
Conservative Allocation Fund	$27,195,939	$58,022,961
Global All-Asset Fund (consolidated)	$217,353,499	$304,785,445
Growth Allocation Fund	$120,529,438	$127,414,821
Moderate Allocation Fund	$104,890,806	$168,525,648
Multi-Asset Income Fund	$114,794,082	$134,704,727

Fund	Cost of Purchases U.S. Government Obligations	Sales Proceeds U.S. Government Obligations
Balanced Fund	$27,166,476	$21,590,140
Balanced Income Fund	$2,988,472	$1,322,417
Checks and Balances Fund	$—	$—
Conservative Allocation Fund	$—	$—
Global All-Asset Fund (consolidated)	$20,257,358	$22,011,119
Growth Allocation Fund	$—	$—
Moderate Allocation Fund	$—	$—
Multi-Asset Income Fund	$785,793	$675,032

175

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Notes to Financial Statements – (continued)

October 31, 2015

Fund	Total Cost of Purchases	Total Sales Proceeds
Balanced Fund	$213,679,513	$164,108,452
Balanced Income Fund	$3,376,623,993	$2,277,073,281
Checks and Balances Fund	$372,134,051	$134,038,658
Conservative Allocation Fund	$27,195,939	$58,022,961
Global All-Asset Fund (consolidated)	$237,610,857	$326,796,564
Growth Allocation Fund	$120,529,438	$127,414,821
Moderate Allocation Fund	$104,890,806	$168,525,648
Multi-Asset Income Fund	$115,579,875	$135,379,759

11.	Capital Share Transactions:

The following information is for the year ended October 31, 2015, and the year ended October 31, 2014:

Balanced Fund
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	4,163,777	$87,022,977	2,776,196	$54,423,151
Shares Issued for Reinvested Dividends	337,757	6,951,777	325,086	6,414,577
Shares Redeemed	(3,966,821)	(82,794,423)	(3,860,654)	(75,583,500)
Shares converted (from) Class B into Class A	91,739	1,931,726	117,079	2,300,089

Net Increase (Decrease)	626,452	13,112,057	(642,293)	(12,445,683)

Class B
Shares Sold	24,012	$502,334	24,398	$471,522
Shares Issued for Reinvested Dividends	688	14,007	1,281	24,887
Shares Redeemed	(102,791)	(2,153,393)	(262,703)	(2,815,214)
Shares converted (from) Class B into Class A	(92,307)	(1,931,726)	— (2)	(2,300,089)

Net Increase (Decrease)	(170,398)	(3,568,778)	(237,024)	(4,618,894)

Class C
Shares Sold	1,967,215	$41,204,514	1,499,130	$29,310,885
Shares Issued for Reinvested Dividends	34,951	717,349	28,364	559,137
Shares Redeemed	(819,516)	(17,044,268)	(737,038)	(14,498,732)

Net Increase (Decrease)	1,182,650	24,877,595	790,456	15,371,290

Class I(1)
Shares Sold	423,105	$8,980,125	—	$—
Shares Issued for Reinvested Dividends	2,460	49,375	—	—
Shares Redeemed	(69,177)	(1,429,057)	—	—

Net Increase (Decrease)	356,388	7,600,443	—	—

Class R3
Shares Sold	39,065	$817,569	7,154	$141,695
Shares Issued for Reinvested Dividends	388	8,045	282	5,620
Shares Redeemed	(3,465)	(73,812)	(12,954)	(253,807)

Net Increase (Decrease)	35,988	751,802	(5,518)	(106,492)

176

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2015

Balanced Fund – (continued)
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	10,199	$215,584	11,891	$234,333
Shares Issued for Reinvested Dividends	330	6,908	345	6,903
Shares Redeemed	(20,237)	(434,994)	(2,644)	(51,627)

Net Increase (Decrease)	(9,708)	(212,502)	9,592	189,609

Class R5
Shares Sold	65	$1,389	38	$761
Shares Issued for Reinvested Dividends	118	2,432	113	2,261
Shares Redeemed	(4)	(92)	(5)	(104)

Net Increase (Decrease)	179	3,729	146	2,918

Class Y
Shares Sold	303,907	$6,451,479	15,137	$297,803
Shares Issued for Reinvested Dividends	3,359	68,157	1,647	32,922
Shares Redeemed	(51,099)	(1,048,705)	(18,570)	(360,131)

Net Increase (Decrease)	256,167	5,470,931	(1,786)	(29,406)

Total Net Increase (Decrease)	2,277,718	$48,035,277	(86,427)	$(1,636,658)

(1) Commenced operations on March 31, 2015. (2) The shares converted from Class B to Class A are included in share redemption activity.

Balanced Income Fund
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	54,356,236	$734,140,473	51,822,889	$693,795,195
Shares Issued for Reinvested Dividends	7,210,455	96,055,103	5,684,482	75,233,127
Shares Redeemed	(33,899,754)	(455,342,882)	(32,666,240)	(437,844,362)
Shares converted (from) Class B into Class A	70,741	959,314	49,749	664,732

Net Increase (Decrease)	27,737,678	375,812,008	24,890,880	331,848,692

Class B
Shares Sold	109,970	$1,482,372	212,349	$2,827,776
Shares Issued for Reinvested Dividends	45,237	602,310	51,337	675,844
Shares Redeemed	(503,474)	(6,769,592)	(497,779)	(5,985,045)
Shares converted (from) Class B into Class A	(70,933)	(959,314)	— (2)	(664,732)

Net Increase (Decrease)	(419,200)	(5,644,224)	(234,093)	(3,146,157)

Class C
Shares Sold	62,103,149	$828,910,419	49,862,408	$661,025,342
Shares Issued for Reinvested Dividends	4,752,943	62,551,178	3,182,799	41,562,423
Shares Redeemed	(23,473,682)	(311,258,467)	(16,831,367)	(222,580,559)

Net Increase (Decrease)	43,382,410	580,203,130	36,213,840	480,007,206

177

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2015

Balanced Income Fund – (continued)
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares Sold	46,538,622	$628,820,080	41,223,500	$555,341,897
Shares Issued for Reinvested Dividends	3,199,376	42,593,790	1,817,418	24,120,105
Shares Redeemed	(29,846,418)	(401,162,355)	(13,706,727)	(183,367,532)

Net Increase (Decrease)	19,891,580	270,251,515	29,334,191	396,094,470

Class R3
Shares Sold	3,668,682	$49,536,866	4,024,537	$54,134,112
Shares Issued for Reinvested Dividends	311,145	4,157,968	196,495	2,612,701
Shares Redeemed	(2,258,022)	(30,481,304)	(972,361)	(13,077,634)

Net Increase (Decrease)	1,721,805	23,213,530	3,248,671	43,669,179

Class R4
Shares Sold	2,036,927	$27,463,243	1,857,362	$24,762,110
Shares Issued for Reinvested Dividends	164,371	2,195,288	122,907	1,635,045
Shares Redeemed	(1,197,473)	(16,051,624)	(879,127)	(11,812,086)

Net Increase (Decrease)	1,003,825	13,606,907	1,101,142	14,585,069

Class R5
Shares Sold	1,039,902	$14,218,758	363,173	$4,833,635
Shares Issued for Reinvested Dividends	67,222	898,893	33,165	441,981
Shares Redeemed	(354,704)	(4,786,313)	(155,256)	(2,091,606)

Net Increase (Decrease)	752,420	10,331,338	241,082	3,184,010

Class R6(1)
Shares Sold	534,822	$7,121,197	—	$—
Shares Issued for Reinvested Dividends	1,688	22,174	—	—
Shares Redeemed	(87,689)	(1,192,315)	—	—

Net Increase (Decrease)	448,821	5,951,056	—	—

Class Y
Shares Sold	1,290,260	$17,573,460	914,890	$12,385,034
Shares Issued for Reinvested Dividends	90,259	1,211,533	52,673	704,615
Shares Redeemed	(724,521)	(9,838,641)	(291,636)	(3,912,536)

Net Increase (Decrease)	655,998	8,946,352	675,927	9,177,113

Total Net Increase (Decrease)	95,175,337	$1,282,671,612	95,471,640	$1,275,419,582

(1) Commenced operations on November 7, 2014. (2) The shares converted from Class B to Class A are included in share redemption activity.

178

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2015

Checks and Balances Fund
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	18,461,876	$202,794,654	12,088,299	$139,661,131
Shares Issued for Reinvested Dividends	14,816,238	161,250,025	11,016,837	122,198,344
Shares Redeemed	(18,043,883)	(197,899,881)	(20,222,208)	(233,108,794)
Shares converted (from) Class B into Class A	131,795	1,437,356	37,471	429,355

Net Increase (Decrease)	15,366,026	167,582,154	2,920,399	29,180,036

Class B
Shares Sold	52,005	$571,162	59,194	$675,715
Shares Issued for Reinvested Dividends	1,037,347	11,237,725	811,901	8,860,465
Shares Redeemed	(2,057,706)	(22,373,536)	(1,779,117)	(19,963,619)
Shares converted (from) Class B into Class A	(132,523)	(1,437,356)	— (1)	(429,355)

Net Increase (Decrease)	(1,100,877)	(12,002,005)	(908,022)	(10,856,794)

Class C
Shares Sold	5,239,521	$57,171,349	3,552,153	$40,804,349
Shares Issued for Reinvested Dividends	3,267,227	35,382,558	2,175,030	23,778,445
Shares Redeemed	(4,138,982)	(45,095,236)	(3,894,347)	(44,626,251)

Net Increase (Decrease)	4,367,766	47,458,671	1,832,836	19,956,543

Class I
Shares Sold	1,216,217	$13,406,256	1,109,883	$12,828,473
Shares Issued for Reinvested Dividends	327,416	3,566,954	205,429	2,286,860
Shares Redeemed	(1,029,146)	(11,258,472)	(923,035)	(10,616,351)

Net Increase (Decrease)	514,487	5,714,738	392,277	4,498,982

Class R3
Shares Sold	463,096	$5,030,636	237,556	$2,740,564
Shares Issued for Reinvested Dividends	109,909	1,193,203	82,610	909,845
Shares Redeemed	(241,029)	(2,642,339)	(353,251)	(4,088,302)

Net Increase (Decrease)	331,976	3,581,500	(33,085)	(437,893)

Class R4
Shares Sold	125,015	$1,367,140	260,911	$3,042,935
Shares Issued for Reinvested Dividends	42,071	456,861	13,221	146,711
Shares Redeemed	(67,371)	(740,958)	(73,540)	(844,419)

Net Increase (Decrease)	99,715	1,083,043	200,592	2,345,227

Class R5
Shares Sold	536,593	$5,820,273	228	$2,658
Shares Issued for Reinvested Dividends	5,320	56,924	1,246	13,873
Shares Redeemed	(79,801)	(864,721)	—	—

Net Increase (Decrease)	462,112	5,012,476	1,474	16,531

Total Net Increase (Decrease)	20,041,205	$218,430,577	4,406,471	$44,702,632

(1) The shares converted from Class B to Class A are included in share redemption activity.

179

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2015

Conservative Allocation Fund
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,346,691	$13,616,138	1,764,682	$19,147,247
Shares Issued for Reinvested Dividends	732,961	7,391,886	516,770	5,490,178
Shares Redeemed	(3,518,454)	(35,643,221)	(3,261,402)	(35,396,157)
Shares converted (from) Class B into Class A	38,050	385,880	79,153	860,731

Net Increase (Decrease)	(1,400,752)	(14,249,317)	(900,797)	(9,898,001)

Class B
Shares Sold	9,963	$99,614	21,652	$234,480
Shares Issued for Reinvested Dividends	34,942	349,851	31,848	335,361
Shares Redeemed	(301,281)	(3,034,353)	(434,878)	(3,842,317)
Shares converted (from) Class B into Class A	(38,388)	(385,880)	— (1)	(860,731)

Net Increase (Decrease)	(294,764)	(2,970,768)	(381,378)	(4,133,207)

Class C
Shares Sold	388,368	$3,891,965	576,240	$6,211,189
Shares Issued for Reinvested Dividends	244,378	2,446,031	147,609	1,552,846
Shares Redeemed	(1,118,640)	(11,203,567)	(1,238,006)	(13,329,859)

Net Increase (Decrease)	(485,894)	(4,865,571)	(514,157)	(5,565,824)

Class I
Shares Sold	23,653	$240,775	148,292	$1,590,876
Shares Issued for Reinvested Dividends	10,022	100,936	5,203	55,357
Shares Redeemed	(95,640)	(960,748)	(109,977)	(1,185,290)

Net Increase (Decrease)	(61,965)	(619,037)	43,518	460,943

Class R3
Shares Sold	115,970	$1,183,060	238,702	$2,589,243
Shares Issued for Reinvested Dividends	56,784	573,867	34,027	360,951
Shares Redeemed	(273,282)	(2,770,561)	(283,716)	(3,083,953)

Net Increase (Decrease)	(100,528)	(1,013,634)	(10,987)	(133,759)

Class R4
Shares Sold	73,692	$747,096	123,393	$1,349,955
Shares Issued for Reinvested Dividends	19,881	200,549	23,578	250,179
Shares Redeemed	(289,492)	(2,983,292)	(391,947)	(4,264,269)

Net Increase (Decrease)	(195,919)	(2,035,647)	(244,976)	(2,664,135)

Class R5
Shares Sold	41,154	$413,962	71,465	$784,713
Shares Issued for Reinvested Dividends	18,786	189,594	13,827	147,420
Shares Redeemed	(138,795)	(1,430,204)	(58,091)	(625,336)

Net Increase (Decrease)	(78,855)	(826,648)	27,201	306,797

Total Net Increase (Decrease)	(2,618,677)	$(26,580,622)	(1,981,576)	$(21,627,186)

(1) The shares converted from Class B to Class A are included in share redemption activity.

180

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2015

Global All-Asset Fund (consolidated)
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	863,892	$9,700,983	1,318,139	$16,631,353
Shares Issued for Reinvested Dividends	2,448,331	26,859,377	276,823	3,428,136
Shares Redeemed	(4,756,932)	(53,684,340)	(6,724,427)	(84,911,278)

Net Increase (Decrease)	(1,444,709)	(17,123,980)	(5,129,465)	(64,851,789)

Class C
Shares Sold	654,261	$7,241,748	781,719	$9,766,498
Shares Issued for Reinvested Dividends	1,254,781	13,644,178	55,887	684,002
Shares Redeemed	(3,062,308)	(34,209,455)	(2,753,265)	(34,504,598)

Net Increase (Decrease)	(1,153,266)	(13,323,529)	(1,915,659)	(24,054,098)

Class I
Shares Sold	2,185,330	$23,859,148	2,274,021	$29,063,188
Shares Issued for Reinvested Dividends	1,063,020	11,702,511	128,466	1,593,892
Shares Redeemed	(6,039,462)	(68,970,228)	(4,058,015)	(51,456,982)

Net Increase (Decrease)	(2,791,112)	(33,408,569)	(1,655,528)	(20,799,902)

Class R3
Shares Sold	52,542	$592,420	56,596	$713,226
Shares Issued for Reinvested Dividends	37,147	407,834	3,253	40,287
Shares Redeemed	(135,911)	(1,531,485)	(80,244)	(1,013,804)

Net Increase (Decrease)	(46,222)	(531,231)	(20,395)	(260,291)

Class R4
Shares Sold	27,103	$307,829	22,007	$278,277
Shares Issued for Reinvested Dividends	7,789	86,422	766	9,586
Shares Redeemed	(16,631)	(187,277)	(69,194)	(873,818)

Net Increase (Decrease)	18,261	206,974	(46,421)	(585,955)

Class R5
Shares Sold	261	$3,000	285	$3,600
Shares Issued for Reinvested Dividends	35,554	391,329	3,571	44,319
Shares Redeemed	(193,643)	(2,016,419)	(344)	(4,269)

Net Increase (Decrease)	(157,828)	(1,622,090)	3,512	43,650

Class Y
Shares Sold	167,372	$1,933,249	147,902	$1,849,477
Shares Issued for Reinvested Dividends	338,937	3,730,417	32,697	405,213
Shares Redeemed	(248,457)	(2,736,375)	(1,611,418)	(20,223,128)

Net Increase (Decrease)	257,852	2,927,291	(1,430,819)	(17,968,438)

Total Net Increase (Decrease)	(5,317,024)	$ (62,875,134)	(10,194,775)	$ (128,476,823)

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Notes to Financial Statements – (continued)

October 31, 2015

Growth Allocation Fund
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	4,769,564	$56,751,783	4,713,752	$70,130,952
Shares Issued for Reinvested Dividends	13,139,872	150,609,050	231,097	3,397,132
Shares Redeemed	(8,292,408)	(98,193,630)	(6,563,395)	(97,227,243)
Shares converted (from) Class B into Class A	501,446	5,976,289	531,351	7,869,335

Net Increase (Decrease)	10,118,474	115,143,492	(1,087,195)	(15,829,824)

Class B
Shares Sold	38,102	$487,694	22,345	$347,478
Shares Issued for Reinvested Dividends	794,813	8,964,931	—	—
Shares Redeemed	(1,135,026)	(13,403,439)	(1,870,670)	(19,585,259)
Shares converted (from) Class B into Class A	(506,645)	(5,976,289)	— (1)	(7,869,335)

Net Increase (Decrease)	(808,756)	(9,927,103)	(1,848,325)	(27,107,116)

Class C
Shares Sold	1,457,404	$17,046,041	1,274,314	$18,756,882
Shares Issued for Reinvested Dividends	4,166,071	46,928,907	—	—
Shares Redeemed	(3,107,714)	(36,270,739)	(2,291,562)	(33,688,231)

Net Increase (Decrease)	2,515,761	27,704,209	(1,017,248)	(14,931,349)

Class I
Shares Sold	484,484	$5,892,897	189,564	$2,826,038
Shares Issued for Reinvested Dividends	131,577	1,502,743	2,446	35,757
Shares Redeemed	(309,617)	(3,621,470)	(83,515)	(1,228,055)

Net Increase (Decrease)	306,444	3,774,170	108,495	1,633,740

Class R3
Shares Sold	203,190	$2,366,117	266,102	$3,879,635
Shares Issued for Reinvested Dividends	432,154	4,838,742	4,152	60,086
Shares Redeemed	(661,425)	(7,605,364)	(335,221)	(4,857,149)

Net Increase (Decrease)	(26,081)	(400,505)	(64,967)	(917,428)

Class R4
Shares Sold	205,857	$2,610,051	542,559	$8,108,247
Shares Issued for Reinvested Dividends	341,320	3,891,717	7,102	103,978
Shares Redeemed	(405,367)	(5,077,736)	(649,974)	(9,523,894)

Net Increase (Decrease)	141,810	1,424,032	(100,313)	(1,311,669)

Class R5
Shares Sold	84,633	$1,007,443	53,989	$805,350
Shares Issued for Reinvested Dividends	139,416	1,601,360	3,725	54,717
Shares Redeemed	(148,746)	(1,734,420)	(88,588)	(1,322,271)

Net Increase (Decrease)	75,303	874,383	(30,874)	(462,204)

Total Net Increase (Decrease)	12,322,955	$138,592,678	(4,040,427)	$(58,925,850)

(1) The shares converted from Class B to Class A are included in share redemption activity.

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October 31, 2015

Moderate Allocation Fund
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,776,576	$33,550,914	3,527,613	$46,260,071
Shares Issued for Reinvested Dividends	3,593,851	42,613,944	426,747	5,534,222
Shares Redeemed	(6,443,669)	(77,558,348)	(6,715,876)	(87,999,981)
Shares converted (from) Class B into Class A	227,005	2,754,822	290,688	3,813,441

Net Increase (Decrease)	153,763	1,361,332	(2,470,828)	(32,392,247)

Class B
Shares Sold	10,491	$125,647	41,852	$540,882
Shares Issued for Reinvested Dividends	183,751	2,161,636	5,746	72,631
Shares Redeemed	(785,049)	(9,389,989)	(1,441,559)	(14,995,245)
Shares converted (from) Class B into Class A	(229,311)	(2,754,822)	— (1)	(3,813,441)

Net Increase (Decrease)	(820,118)	(9,857,528)	(1,393,961)	(18,195,173)

Class C
Shares Sold	833,115	$9,948,792	1,271,646	$16,500,004
Shares Issued for Reinvested Dividends	1,222,308	14,353,654	45,856	585,467
Shares Redeemed	(2,939,981)	(34,928,992)	(2,415,851)	(31,488,079)

Net Increase (Decrease)	(884,558)	(10,626,546)	(1,098,349)	(14,402,608)

Class I
Shares Sold	204,604	$2,504,434	430,566	$5,654,057
Shares Issued for Reinvested Dividends	87,018	1,032,473	11,972	155,548
Shares Redeemed	(402,650)	(4,839,213)	(289,370)	(3,792,702)

Net Increase (Decrease)	(111,028)	(1,302,306)	153,168	2,016,903

Class R3
Shares Sold	304,674	$3,584,941	612,173	$7,960,619
Shares Issued for Reinvested Dividends	289,367	3,400,212	22,902	293,242
Shares Redeemed	(1,393,125)	(16,739,088)	(933,257)	(12,128,636)

Net Increase (Decrease)	(799,084)	(9,753,935)	(298,182)	(3,874,775)

Class R4
Shares Sold	232,223	$2,792,109	475,826	$6,200,558
Shares Issued for Reinvested Dividends	142,151	1,685,875	19,868	257,194
Shares Redeemed	(1,274,173)	(15,621,785)	(580,480)	(7,619,696)

Net Increase (Decrease)	(899,799)	(11,143,801)	(84,786)	(1,161,944)

Class R5
Shares Sold	76,850	$924,916	79,343	$1,044,847
Shares Issued for Reinvested Dividends	69,638	826,923	11,875	154,245
Shares Redeemed	(143,572)	(1,750,675)	(185,943)	(2,430,666)

Net Increase (Decrease)	2,916	1,164	(94,725)	(1,231,574)

Total Net Increase (Decrease)	(3,357,908)	$(41,321,620)	(5,287,663)	$(69,241,418)

(1) The shares converted from Class B to Class A are included in share redemption activity.

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Notes to Financial Statements – (continued)

October 31, 2015

Multi-Asset Income Fund
	For the Year Ended October 31, 2015		For the Period Ended October 31, 2014(1)
	Shares	Amount	Shares	Amount
Class A
Shares Sold	269,360	$2,585,369	1,054,836	$10,494,429
Shares Issued for Reinvested Dividends	57,283	545,239	9,778	98,432
Shares Redeemed	(64,185)	(608,485)	(7,580)	(76,044)

Net Increase (Decrease)	262,458	2,522,123	1,057,034	10,516,817

Class C
Shares Sold	78,602	$748,444	434,542	$4,377,008
Shares Issued for Reinvested Dividends	17,792	169,598	3,173	31,900
Shares Redeemed	(49,502)	(469,494)	(231)	(2,318)

Net Increase (Decrease)	46,892	448,548	437,484	4,406,590

Class I
Shares Sold	87,316	$841,595	223,358	$2,236,113
Shares Issued for Reinvested Dividends	13,627	129,708	3,026	30,525
Shares Redeemed	(9,728)	(93,815)	(1,445)	(14,699)

Net Increase (Decrease)	91,215	877,488	224,939	2,251,939

Class R3
Shares Sold	—	$—	200,001	$2,000,010
Shares Issued for Reinvested Dividends	9,445	90,060	2,289	23,079
Shares Redeemed	(1)	(10)	—	—

Net Increase (Decrease)	9,444	90,050	202,290	2,023,089

Class R4
Shares Sold	—	$—	200,001	$2,000,010
Shares Issued for Reinvested Dividends	10,103	96,328	2,582	26,050
Shares Redeemed	(1)	(10)	—	—

Net Increase (Decrease)	10,102	96,318	202,583	2,026,060

Class R5
Shares Sold	—	$—	200,001	$2,000,010
Shares Issued for Reinvested Dividends	10,520	100,316	2,769	27,934

Net Increase (Decrease)	10,520	100,316	202,770	2,027,944

Class Y
Shares Sold	709,152	$6,958,503	12,868,001	$130,661,809
Shares Issued for Reinvested Dividends	622,486	5,941,457	152,914	1,543,370
Shares Redeemed	(1,412,725)	(13,440,801)	(1,119,992)	(11,271,355)

Net Increase (Decrease)	(81,087)	(540,841)	11,900,923	120,933,824

Total Net Increase (Decrease)	349,544	$3,594,002	14,228,023	$144,186,263

(1)	Commenced operations on April 30, 2014.

12.	Line of Credit:

Each Fund, together with certain other Hartford Funds, participates in a $350 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to maintain asset coverage in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a

184

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Notes to Financial Statements – (continued)

October 31, 2015

fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2015, none of the Funds had borrowings under this facility.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributiors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff. HFMC and HIFSCO dispute the allegations and have filed a motion for summary judgment. Plaintiff has filed a motion for partial summary judgment.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial positions, but may impact the Fund’s disclosures.

16.	Subsequent Events

Effective November 1, 2015, the management fee rates for The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, and Hartford Moderate Allocation Fund were reduced.

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Notes to Financial Statements – (continued)

October 31, 2015

Effective December 1, 2015, Wellington Management no longer serves as the sub-adviser to The Hartford Conservative Allocation Fund and Hartford Moderate Allocation Fund. In connection with these changes, HFMC has assumed the day-to-day management of the Funds. Effective as of the same date, HFMC has modified the principal investment strategies of The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, and Hartford Moderate Allocation Fund. HFMC has also determined to reallocate each Fund’s assets among its respective Underlying Funds, which is expected to occur over time. For more information, please see each Fund’s most recent prospectus.

186

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of The Hartford Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Balanced Fund, The Hartford Balanced Income Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Global All-Asset Fund (consolidated), The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund, and Hartford Multi-Asset Income (eight of the series constituting The Hartford Mutual Funds, Inc. (the Company)), as of October 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Balanced Fund, The Hartford Balanced Income Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Global All-Asset Fund (consolidated), The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund, and Hartford Multi-Asset Income at October 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2015

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Multi-Strategy Funds

Directors and Officers (Unaudited)

The Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”) appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies formulated by The Board of Directors of the Company (the “Directors”). Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age.

Each Director, with the exception of Mr. Davey, is an independent or disinterested person, which means he or she is not an “interested person” of the Company, as defined in the Investment Company Act of 1940 (“1940 Act”). Such individuals are commonly referred to as “Independent Directors.” As of October 31, 2015, each Director serves as a director for the Company, The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2015, collectively, consist of 68 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed, principal occupation, and, for Directors, other directorships held. The Funds’ Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein.

Non-Interested Directors*

Hilary E. Ackermann (1956) Director since 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairwoman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corps. Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

*	Robert M. Gavin, Jr. resigned as a Director of the Company, The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a Trustee of The Hartford Alternative Strategies Fund effective August 16, 2015. Mr. Gavin had been a Director of the Company since 2002 and Chairman of the Board since 2004.

188

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Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, he was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Other Officers

Andrew S. Decker (1963) AML Compliance Officer since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

Michael Flook (1965) Vice President, Treasurer and Controller since 2015

Mr. Flook currently serves as an employee of HFMC. Mr. Flook served as Assistant Treasurer for the Company, The Hartford Mutual Funds II, Inc., The Hartford Alternatives Strategies Fund Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014.

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Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Funds’ Form N-Q is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Multi-Strategy Funds

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2015, there is no further federal tax information required for these Funds.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.

The Hartford Balanced Fund

The Hartford Balanced Income Fund

The Hartford Checks and Balances Fund

The Hartford Conservative Allocation Fund

The Hartford Global All-Asset Fund

The Hartford Growth Allocation Fund

Hartford Moderate Allocation Fund (formerly The Hartford Balanced Allocation Fund)

Hartford Multi-Asset Income Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2015, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve the continuation of (i) the investment management agreement (the “Management Agreement”) between HMF, on behalf of each of its series covered by this Report (each a “Fund” and collectively, the “Funds”), and Hartford Funds Management Company, LLC (“HFMC”) and, (ii) for each Fund that is sub-advised (each a “Sub-Advised Fund” and collectively, the “Sub-Advised Funds”), the continuation of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) between HFMC and each Sub-Advised Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”).

In the months preceding the August 4-5, 2015 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements applicable to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 16-17, 2015 and August 4-5, 2015. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 16-17, 2015 and August 4-5, 2015 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, if any, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford

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Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 68 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s oversight of compliance with the each Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Sub-Advised Funds, the Board considered the quality of each Sub-Advised Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of each Fund to an appropriate benchmark and universe of peer funds. For detail regarding each Fund’s performance, see the fund-by-fund synopsis below.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on each Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Sub-Advised Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Sub-Advised Fund, and total operating expenses for each Fund. With respect to each Sub-Advised Fund’s sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. For detail regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund’s management and sub-advisory fees, as applicable, and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management and sub-advisory fees, as applicable, and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, taking into account the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to each Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds, and the Board reviewed information about the profitability of the Funds’ transfer agency function to HASCO. The Board considered information provided by HASCO in support of HASCO’s assertion that the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives 12b-1 fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Funds and receive compensation therefor.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser will not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and its entrepreneurial risk in sponsoring new funds to expand these opportunities for shareholders.

Fund-by-Fund factors

The Hartford Balanced Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its blended custom benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b- 1 and shareholder service fees) were in the 4th quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on certain share classes.

The Hartford Balanced Income Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was below its blended custom benchmark for the 1-year period, in line with its blended custom benchmark for the 3-year period and above its blended custom benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2014.

The Hartford Checks and Balances Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period, the 1st quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its blended custom benchmark for the 1- and 5-year periods and in line with its blended custom benchmark for the 3-year period.

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•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2014.

The Hartford Conservative Allocation Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its blended custom benchmark for the 1-, 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management Company LLP as sub-adviser in 2012. The Board discussed the Sub-Adviser’s risk-balanced approach for the Fund as well as HFMC’s intention to internalize the asset allocation function in the future.

•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile. The Board noted that in connection with the Board’s review of the Agreements, HFMC had agreed to implement a permanent reduction in the contractual fee rates payable by the Fund. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2014.

The Hartford Global All-Asset Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 3-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 5th quintile of its expense group, while its total expenses (less 12b- 1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Growth Allocation Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its blended custom benchmark for the 1-, 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management Company LLP as sub-adviser in 2012.

•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile. The Board noted that in connection with the Board’s review of the Agreements, HFMC had agreed to implement a permanent reduction in the contractual fee rates payable by the Fund. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2014.

Hartford Moderate Allocation Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its blended custom benchmark for the 1-, 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management Company LLP as sub-adviser in 2012. The Board discussed the Sub-Adviser’s risk-balanced approach for the Fund as well as HFMC’s intention to internalize the asset allocation function in the future.

•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that in connection with the Board’s review of the Agreements, HFMC had agreed to implement a permanent reduction in the contractual fee rates payable by the Fund. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class. The expense cap resulted in reimbursement of certain expenses incurred in 2014.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Multi-Asset Income Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was in line with its blended custom benchmark since its inception.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b- 1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Management Agreement and, with respect to the Sub-Advised Funds, the Sub-Advisory Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

197

Multi-Strategy Funds

Main Risks (Unaudited)

The main risks of investing in each Fund are described below. Each Fund’s Prospectus contains further information on the risks applicable to that Fund.

Active Trading Risk: (Global All-Asset Fund and Multi-Asset Income Fund) Active trading could increase a Fund’s transaction costs and may increase taxable distributions

Asset Allocation Strategy Risk: (All Funds) The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Cayman Subsidiary Risk: (Global All-Asset Fund) By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

Commodities Risk: (Global All-Asset Fund) Investments in commodities may be more volatile than investments in traditional securities.

Derivatives Risk: (Global All-Asset Fund and Multi-Asset Income Fund) Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency risk, leverage risk, liquidity risk, index risk, pricing risk, and counterparty risk. Investments in commodities may be more volatile than investments in traditional securities.

Dividend Paying Security Investment Risk: (Balanced Income Fund and Multi-Asset Income Fund) For dividend-paying stocks, dividends are not guaranteed and may increase or decrease without notice.

Fixed Income Risk: (Balanced Fund, Balanced Income Fund, Global All-Asset Fund and Multi-Asset Income Fund) Fixed-income securities are subject to credit risk, liquidity risk, call risk, and interest-rate risk. As interest rates rise, bond prices generally fall. With respect to the Balanced Fund, these risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Foreign Investment Risk: (Balanced Income Fund) Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments.

Foreign Investment and Emerging Markets Risk: (Global All-Asset Fund) Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments. These risks are generally greater for investments in emerging markets.

Foreign Investment, Emerging Markets and Sovereign Debt Risk: (Multi-Asset Income Fund) Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments. These risks are generally greater for investments in emerging markets. Investments in sovereign debt are subject to the risk that the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

Fund of Funds Risk: (Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund) Each Fund is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds are subject to the risks of the general equity market, small- and mid-cap stocks, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, and interest-rate risk), high-yield (“junk”) bonds, mortgage- and asset-backed securities, and derivatives.

Junk Bond Risk: (Global All-Asset Fund and Multi-Asset Income Fund) Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Loan Risk: (Multi-Asset Income Fund) The Fund’s investments in bank loans may at times become difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency.

Market, Selection and Strategy Risk: (All Funds) A Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, a Fund could underperform its peers or lose money. There is no guarantee a Fund will achieve its stated objective.

Mortgage-Backed Securities Risk: (Balanced Fund and Multi-Asset Income Fund) Mortgage-backed securities are subject to credit risk, interest-rate risk, prepayment risk, and extension risk.

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Main Risks (Unaudited) – (continued)

Quantitative Analysis Risk: (Multi-Asset Income Fund) Securities selected by using quantitative analysis may perform differently from the broader stock market.

Value Investing Risk: (Balanced Income Fund) Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

199

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

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HPP Revised February 2015

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-MS15 12/15 117965-1 Printed in U.S.A.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

During the year ended October 31, 2015, the period of this report, the stock market suffered its first correction (a decline of at least 10%) since 2011. Although volatility returned at summer’s end, stocks recovered from the decline and the S&P 500 Index1 managed to climb back into positive territory, gaining 2.70% through the end of October.

The correction in domestic markets came as a response to uncertainty abroad. Since China is the second-largest economy in the world, late-summer worries of a slowdown in its economy had far-reaching impacts. The full impact of that slowing growth remains to be seen. Markets stabilized within a few weeks and stocks continued their upward climb, continuing the now six-year-old bull market that began in 2009.

From a broader perspective, a strong dollar, low oil prices, and central-bank policies influenced market movements throughout the period this report covers. Investors have been keeping a watchful eye on the U.S. Federal Reserve (the Fed) and international central banks, which continue to influence markets through quantitative-easing programs designed to support growth.

While the Fed ended its own quantitative-easing program in late 2014, its next influential move is to try to normalize interest rates, which have held near zero since 2008. At the time of this writing, that process is expected to begin in December 2015. Stocks have reacted to rumors of interest-rate hikes in the past, and are likely to do so again. However, that policy change will be particularly impactful for fixed-income investors, as bonds tend to be more sensitive to rate changes than equities.

As we enter 2016, we encourage you to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. As the volatility during the summer of 2015 proved, markets are unpredictable and it’s important to proactively build a portfolio that takes into account your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of more than 45 mutual funds as you work toward those goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Fixed Income Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Duration-Hedged Strategic Income
Fund inception 11/29/2013

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return while seeking to reduce exposure to interest rate risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	Since Inception[1]
Duration-Hedged Strategic Income A2	-4.28%	-1.15%
Duration-Hedged Strategic Income A3	-8.59%	-3.49%
Duration-Hedged Strategic Income C2	-5.10%	-1.88%
Duration-Hedged Strategic Income C3	-6.01%	-1.88%
Duration-Hedged Strategic Income I2	-4.08%	-0.91%
Duration-Hedged Strategic Income R3[2]	-4.74%	-1.57%
Duration-Hedged Strategic Income R4[2]	-4.45%	-1.28%
Duration-Hedged Strategic Income R5[2]	-4.17%	-0.99%
Duration-Hedged Strategic Income Y2	-4.07%	-0.89%
Barclays U.S. Aggregate Bond Index	1.96%	3.37%

[1]	Inception: 11/29/2013. Cumulative returns not annualized.
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford Duration-Hedged Strategic Income Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Duration-Hedged Strategic Income	Class A	1.15%	2.40%
Duration-Hedged Strategic Income	Class C	1.90%	3.08%
Duration-Hedged Strategic Income	Class I	0.90%	2.15%
Duration-Hedged Strategic Income	Class R3	1.45%	2.85%
Duration-Hedged Strategic Income	Class R4	1.15%	2.55%
Duration-Hedged Strategic Income	Class R5	0.85%	2.25%
Duration-Hedged Strategic Income	Class Y	0.75%	2.15%

*	Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. (L.T.) Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Duration-Hedged Strategic Income Fund returned -4.28%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 1.96% for the same period. The Fund also underperformed the -0.44% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter of 2015.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained as conditions that may make future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Consumer fundamentals remained strong, supported by income gains, elevated confidence, and falling unemployment. Housing-market indicators continued to exhibit strength, with increases in building permits and new home sales, tight inventories, and steady gains in existing-home prices. Consumer-price inflation fell below zero for the first time since January, complicating the Fed’s decision on when to initiate rate hikes.

3

Hartford Duration-Hedged Strategic Income Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

After declining in the first quarter of 2015, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. In the third quarter, global government bond yields fell across most developed market economies as China’s weakness, Greece’s ongoing bailout saga, and uncertainty about the timing of Fed tightening bolstered demand for safe-haven assets.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

The Fund invests primarily in Class Y shares of The Hartford Strategic Income Fund (“Underlying Fund”). During the year, we continued to position the Underlying Fund with an overweight to credit risk sectors, including high yield credit, bank loans, and emerging market debt. The relative underperformance during the period was primarily driven by the Underlying Fund’s low structural duration relative to the Barclays U.S. Aggregate Bond Index due to the Fund’s hedge positions as rates declined over the period, particularly on the intermediate- and long-ends of the yield curve. An allocation to local currency emerging markets debt and developed non-U.S. dollar denominated debt also detracted from benchmark-relative results. Local currency emerging market debt continued to lag as emerging market currencies depreciated against the U.S. dollar over the period. The underlying Fund’s allocation to high yield credit, corporate and non-corporate, also detracted from relative returns, as spreads widened meaningfully over the period. Additionally, an opportunistic allocation over the period to U.S. Treasury Inflation Protected Securities (TIPS) detracted from relative returns as higher inflation expectations did not materialize.

The underlying Fund’s bank loan allocation contributed favorably to returns relative to the Barclays U.S. Aggregate Bond Index over the period. The out-of-benchmark allocation to bank loans, emphasizing the high and middle quality portions of the market, was based on what we consider to be strong credit fundamentals and reasonable valuations. An underweight allocation to investment grade credit, particularly to Industrials, and an overweight to Commercial Mortgage Backed Securities (CMBS) also contributed positively to the Fund’s relative performance over the period.

The Fund’s derivative exposure from currency forwards and emerging market debt credit default swap indexes (CDX) detracted from relative performance. Derivative exposure to U.S. and European high yield indexes helped relative returns.

What is the outlook?

We believe that U.S. economic momentum remains positive and that capacity constraints should pressure inflation higher. We are maintaining a moderately pro-cyclical risk stance in credit markets based on what we consider to be supportive monetary policy, positive credit fundamentals, and attractive valuations. We continue to maintain a positive outlook on global high yield based on what we consider to be generally solid fundamentals, a supportive U.S. macroeconomic environment, and appealing valuations. Within bank loans, we believe that overall credit fundamentals remain strong and that issuance of collateralized loan obligations will support loan demand.

At the end of the period, we maintained a structural emphasis on higher income-producing sectors such as emerging market debt, bank loans, non-agency Mortgage Backed Securities (MBS), CMBS, and high yield. We maintained a low duration at the end of the period (0.46 years).

Composition by Investments

as of October 31, 2015 (Unaudited)

Fund Name	Percentage of Net Assets
The Hartford Strategic Income Fund	96.2%
BlackRock Liquidity Funds TempFund Portfolio	2.4
Other Assets & Liabilities	1.4

Total	100.0%

4

The Hartford Emerging Markets Local Debt Fund inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	Since Inception[1]
Emerging Markets Local Debt A2	-17.13%	-3.53%
Emerging Markets Local Debt A3	-20.86%	-4.53%
Emerging Markets Local Debt C2	-17.81%	-4.27%
Emerging Markets Local Debt C3	-18.60%	-4.27%
Emerging Markets Local Debt I2	-16.95%	-3.33%
Emerging Markets Local Debt R3[2]	-17.40%	-3.85%
Emerging Markets Local Debt R4[2]	-17.14%	-3.57%
Emerging Markets Local Debt R5[2]	-16.89%	-3.28%
Emerging Markets Local Debt Y2	-16.90%	-3.31%
JP Morgan GBI Emerging Markets Global Diversified Index	-17.43%	-4.32%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

JP Morgan GBI Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. It is an investable index that includes only those countries that are directly accessible by most of the international investor base. The index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

5

The Hartford Emerging Markets Local Debt Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Emerging Markets Local Debt	Class A	1.25%	1.47%
Emerging Markets Local Debt	Class C	2.00%	2.23%
Emerging Markets Local Debt	Class I	1.00%	1.19%
Emerging Markets Local Debt	Class R3	1.55%	1.81%
Emerging Markets Local Debt	Class R4	1.25%	1.51%
Emerging Markets Local Debt	Class R5	0.95%	1.20%
Emerging Markets Local Debt	Class Y	0.90%	1.11%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Certain contractual reimbursements remain in effect until February 29, 2016. Other contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

James W. Valone, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Evan J. Ouellette

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Michael T. Henry

Vice President and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Emerging Markets Local Debt Fund returned -17.13%, before sales charges, for the twelve-month period ended October 31, 2015, outperforming the Fund’s benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index, which returned -17.43% for the same period. The Fund underperformed the -15.08% average return of the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance.

Why did the Fund perform this way?

Performance across the emerging markets fixed income sectors was mixed over the period. Local markets debt underperformed external, U.S. Dollar (USD) denominated sovereign debt, during the period, with the JP Morgan GBI Emerging Markets Global Diversified Index generating total returns of -17.43% in USD terms. Depreciation of Emerging Markets (EM) currencies versus the U.S. dollar was the main driver of negative performance during the period. The U.S. dollar had a strong rally versus EM currencies following the expectations of policy tightening in the US; a surprise devaluation of renminbi, which intensified worries of a Chinese economic slowdown and disinflationary macro environment within China; and a sharp decline in commodity prices. Technical conditions were poor as EM fixed income and equity funds experienced outflows during the period. Later in the period, the EM assets started recovering with volatility declining across EM and broader risk markets. Signs of stabilization in China and expectations of further monetary easing contributed to the rally. From a country perspective, the Philippines, Thailand, and Hungary were the best performers in the Index while Brazil, Russia, and Colombia lagged.

Emerging market corporate debt finished the period with a return of 0.93% as measured by the JP Morgan Corporate Emerging Market Bond Index (CEMBI) Broad Diversified Index. Credit spreads widened by 89 basis points to 397 basis points by the end of the period.

Within the Fund, currency positioning was the main driver of positive performance relative to the JP Morgan GBI Emerging Markets Global Diversified Index during the period. The Fund’s structural allocation to corporate bonds had a positive impact on relative performance as, generally speaking, corporate bonds outperformed the local debt rates component of the JP Morgan GBI Emerging Markets Global Diversified Index. During the period duration strategies contributed positively to benchmark-relative performance, while security selection detracted overall. Within the corporate bond holdings in the Fund, both country allocation strategies and security selection versus the

6

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

broad EM Corporate Index (JP Morgan CEMBI Broad Diversified Index) detracted from results.

In Russia, an underweight duration exposure earlier in the period, taken due to geopolitical risk stemming from the ongoing conflict with Ukraine, as well as an overweight duration exposure later in the period and a focus on investments at the long end of the yield curve, contributed positively to results. We remain overweight duration in Russia due to its tight fiscal stance, evidence of improvement in Russia’s balance of payments, as well as normalization in inflation. Our underweight exposure to the Russian ruble also proved favorable. In Colombia, an overweight duration earlier in the period and an underweight to the Colombian peso contributed positively to results, outweighing the negative contribution exposure to select long-dated external corporate debt. We reduced duration exposure later in the period as inflation continued to surprise to the upside. We remain underweight the peso as Colombia’s current account deficit has widened significantly due to the oil price shock and the external adjustment is just beginning to take place and will take time to materialize. In Malaysia, an underweight exposure to Malaysian ringgit contributed positively to performance, outweighing the negative contribution from an underweight exposure to the investments at the front end of the yield curve. We are cautious on the currency as we consider that the trade balance dynamics remain unfavorable given low oil prices and weak export volumes.

In contrast, negative security selection in Mexico, namely an underweight to the investments at the front-end and middle of the local sovereign debt yield curve as well as exposure to select mid- and long-dated external corporate debt, detracted from results. We continue to favor exposure to Mexico given what we view as attractive valuations as inflation has surprised to the downside in recent months and the yield curve remains steep. In Brazil, negative security selection with exposure to select mid- and long-dated external corporate debt detracted from results outweighing the positive contribution from an underweight exposure to the Brazilian real. We are cautious on the currency as we believe a negative external backdrop and weak domestic sentiment will weigh on the currency in the short term. In Hungary, an underweight duration exposure, taken due to what we consider to be unattractive valuations, and negative security selection, in particular, our underweight to investments at the long-end of the local sovereign debt yield curve proved unfavorable.

The Fund’s interest rate and credit positioning is primarily implemented through cash bond positions and derivatives such as interest rate and total return swaps, credit default swap contracts, and interest rate futures. We use local currency denominated cash bonds, currency forwards (deliverable and non-deliverable), and currency options to express our views on currency. Overall, our positioning implemented via derivatives detracted from relative performance during the period.

What is the outlook?

The emerging markets debt asset class is facing what we view as a reasonably supportive global backdrop offset by more emerging markets specific challenges. Developed market growth has been gradually recovering but is more muted than we originally expected and global liquidity conditions are also likely to remain accommodative as the major central banks continue to provide stimulus. We expect the U.S. Federal Reserve (Fed) to move in a gradual, transparent manner, while the European Central Bank (ECB) may extend its quantitative easing program to keep a tentative European recovery in place. Ultimately, these growth and liquidity trends should be supportive of emerging markets exports although improved growth in developed markets has thus far failed to translate into higher levels of global trade, which we believe is unusual at this stage in the cycle. Cyclical factors – in particular, softer Chinese demand and an associated drop in commodity prices – have been a key headwind for trade, but structural forces may also be dampening demand, which has tempered our expectations for emerging markets exports. Over the near term, we expect a cyclical upturn in Chinese domestic demand growth, driven by a recovery in the property sector and higher infrastructure spending. This may provide some near-term support to emerging markets asset prices, though some volatility is likely to persist given some of the larger risks in the market.

With respect to emerging markets more specifically, we believe that growth for many emerging markets countries has disappointed, and trade pressures have weighed on the growth of emerging markets commodity exporters in particular. It is important to note that most emerging markets countries continue to be supported by flexible exchange rates, high reserve levels, manageable debt burdens and reasonably orthodox economic policies. These structural characteristics can help improve a country’s ability to absorb shocks and overall to weather a period of lower economic growth and weaker commodities. We recognize, however, that there will likely be a variety of outcomes across emerging markets countries from a policy response perspective, and that the risk of policy mistakes has risen given the backdrop. We do see a need for some emerging markets central banks to raise interest rates to help dampen the potential inflationary impact of significant emerging markets currency weakening. We believe that appetite for meaningful structural reforms is low in slower growth environments, and social and political tensions may also remain elevated, complicating the policy outlook. Further, although floating currency regimes have been an important release valve for market stresses, we believe that many countries would be at risk from a sudden stop in capital flows if negative sentiment towards emerging markets were to accelerate further from here. Dispersion in countries’ economic and market performance, capital flow experience, and policy response can be expected present both risk and opportunity for investors, thus we believe that country differentiation remains an important theme in portfolios.

The sovereign debt market rallied in October bringing valuations to what we consider to be roughly fair in light of near term global growth

7

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

and commodity pressures. Market volatility has increased liquidity conditions and technicals have been more fragile, but where we can be contrarian these conditions can be advantageous. In local markets, we believe that valuations have meaningfully adjusted for emerging currencies, though volatility is likely to persist until some of the policy adjustments noted above come through. We believe that local rate valuations are attractive relative to developed market rates, but are bifurcated between low and high yielders with low yielders and hedged yields only generating modest value. Emerging markets corporate fundamentals remain under pressure from weak domestic growth and we do not believe that valuations adequately reflect the fundamental risks.

We remain constructive on certain local interest rates markets, but believe country differentiation is key. From a cyclical perspective, the growth and inflation outlook varies for commodity importers versus exporters, though broadly speaking domestic growth remains weak in many countries, lagging the recovery found in the developed markets. The inflation picture is deteriorating in some key markets, due to continued currency depreciation and a lack of rate hikes in response from central banks, though we view more recent action from a few central banks, particularly in Latin America, as a positive development that enhances their inflation fighting credibility. At the same time, we feel that the level of emerging markets local rates remains attractive, particularly versus developed market rates. As a result, we remain overweight emerging markets duration, balanced against short positions in U.S. Treasuries to keep our aggregate portfolio duration closer to index levels. We continue to favor Latin American countries, particularly Mexico, where we find the curve too steep relative to inflation expectations and concentrate our exposure in longer dated bonds. We have reduced our slight overweight in Brazil to neutral, as a lack of political coordination and deteriorating fiscal picture have increased credit concerns, though we think lower growth and tighter monetary policies may pull inflation down over time. Outside of Latin America, we favor Bulgaria, where we feel that spreads over German bunds are excessive, Russia, where the rate cycle has turned to cuts because inflation is falling and we feel that cycle is not fully reflected in valuations. Finally, in Asia, we remain underweight in Malaysia, where we believe that a growing political scandal and lower oil export revenues are leading to an increase in credit risk in the country.

For currencies, we find valuations to be increasingly appealing but recognize that volatility may persist over the near term as the first Fed hike approaches and given concerns over a deeper economic slowdown in China, and as a result remain underweight emerging markets foreign exchange in the Fund. Emerging markets real effective exchange rates are well off their long term peaks and averages, while the current drawdown has lasted significantly longer and has been deeper than previous market downturns by this point in a selloff. Diverging monetary policy trends among the major developed market central banks have been driving the U.S. dollar strength, but as we get clarity on Fed policy and as global growth improves combined with our expectations for a cyclical upturn in Chinese domestic demand, we think emerging markets currencies may see a gradual stabilization; however, there is the potential for this to be offset by capital outflows from the asset class. In Europe, the Middle East and Africa, we moved to overweight the Hungarian forint, given the country’s strong balance of payment position, which may continue to benefit from lower oil prices, but have balanced that against a short position in the Euro. In Asia, we still like the Indian rupee, and have initiated a long position in the Korean won given the country’s sizable current account surplus, although we have underweights in some of the more advanced currencies in the region like the Chinese renminbi.

We believe that Emerging markets corporates are generally moderate to overvalued when we factor the challenging macro fundamentals in many key countries like Brazil, China and Russia including weaker growth prospects, the volatile commodity prices, and currency movements. In Asia, we continue to favor what we believe are high quality companies with resilient business models and a track record of prudent and conservative financial management. In Latin America, we prefer Colombian and Mexican corporates that appear to be benefiting from linkages to the U.S. economy. We continue to find what we believe are idiosyncratic opportunities in Africa (Nigeria), and Kazakhstan. We would need to see signs of political and policy clarity before increasing our exposure with a preference for high quality, diversified corporates with solid balance sheets. Overall, the technical factors in emerging markets corporates remain neutral as challenging liquidity conditions are offset by limited supply out of Latin America and Europe. Supply is expected to be 20-25% lower than originally forecasted.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Aaa/AAA	0.0%
Aa/AA	0.1
A	20.1
Baa/BBB	33.8
Ba/BB	8.1
B	18.1
Caa/CCC or Lower	2.6
Not Rated	12.0
Non-Debt Securities and Other Short-Term Instruments	5.6
Other Assets & Liabilities	(0.4)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

8

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Diversification by Security Type

as of October 31, 2015

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	39.3%
Foreign Government Obligations	55.5

Total	94.8%

Short-Term Investments	5.3
Purchased Options	0.3
Other Assets & Liabilities	(0.4)

Total	100.0%

9

The Hartford Floating Rate Fund inception 04/29/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Floating Rate A1	-1.20%	3.48%	3.43%
Floating Rate A2	-4.16%	2.85%	3.11%
Floating Rate B1	-1.85%	2.66%	2.78%	[3]
Floating Rate B2	-6.59%	2.31%	2.78%	[3]
Floating Rate C1	-1.94%	2.69%	2.65%
Floating Rate C2	-2.88%	2.69%	2.65%
Floating Rate I1	-0.92%	3.74%	3.68%
Floating Rate R3[1]	-1.46%	3.18%	3.24%
Floating Rate R4[1]	-1.22%	3.42%	3.44%
Floating Rate R5[1]	-0.81%	3.73%	3.66%
Floating Rate Y1	-0.76%	3.82%	3.75%
Credit Suisse Leveraged Loan Index	0.81%	4.52%	4.37%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

10

The Hartford Floating Rate Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Floating Rate	Class A	0.96%	0.96%
Floating Rate	Class B	1.75%	1.81%
Floating Rate	Class C	1.71%	1.71%
Floating Rate	Class I	0.70%	0.70%
Floating Rate	Class R3	1.25%	1.35%
Floating Rate	Class R4	1.00%	1.05%
Floating Rate	Class R5	0.70%	0.77%
Floating Rate	Class Y	0.64%	0.64%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Michael J. Bacevich

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate Fund returned -1.20% before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 0.81% for the same period. The Fund also underperformed the 0.31% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter of 2015.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained as conditions that may make future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Consumer fundamentals remained strong, supported by income gains, elevated confidence, and falling unemployment. Housing-market indicators continued to exhibit strength, with increases in building permits and new home sales, tight inventories, and steady gains in existing-home prices. Consumer-price inflation fell below zero for the first time since January, complicating the Fed’s decision on when to initiate rate hikes.

After declining in the first quarter of 2015, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. In the third quarter, global government bond yields fell across most developed market economies as China’s weakness, Greece’s ongoing bailout saga, and uncertainty about the timing of Fed tightening bolstered demand for safe-haven assets.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

11

The Hartford Floating Rate Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Over the trailing twelve months, the bank loans market returned 0.81%, as measured by the Credit Suisse Leveraged Loan Index. After a challenging end to 2014 due to commodity price volatility, bank loans have rebounded in 2015, benefiting from light supply, moderate flows, and strong issuance of Collateralized Loan Obligations (CLOs). Additionally, bank loans have performed better than many other corporate credit instruments over this time period. This performance was primarily due to their senior, secured nature, which the market valued amid the uncertainty in the macroeconomic environment.

The Fund underperformed the Fund’s benchmark, the Credit Suisse Leveraged Loan Index over the period. Relative underperformance was largely driven by sector allocation during the period. With respect to sector allocations, overweight allocations to the Energy and Metals & Mining sectors detracted from the Fund’s benchmark relative performance, as commodity prices were under pressure over the period. The Fund’s out-of-benchmark allocations to U.S. and European high-yield credit also detracted meaningfully from relative performance during the period. In aggregate, security selection contributed positively to relative performance during the period, specifically within Utilities, Technology, and Financial Institutions, which was partially offset by weaker selection within the Energy sector. In aggregate, quality positioning detracted over the period, primarily due to the Fund’s underweight allocation to BB-rated loans as higher-quality loans outperformed over the period.

The Fund uses derivatives moderately for risk management purposes. Over the trailing twelve months, the Fund employed currency forwards to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards contributed to performance relative to the Credit Suisse Leveraged Loan Index due to the strength of the U.S. dollar throughout the period.

What is the outlook?

Despite retail bank loan mutual-fund outflows of $14.8 billion year to date, issuance of CLOs – a major source of bank-loan demand – continues to be robust, with $85.6 billion priced so far this year. Although we expect CLO issuance to be a continuing source of demand in the bank-loan market this year, it should be noted that the Federal Deposit Insurance Corporation (FDIC) recently approved risk-retention rules for CLO issuers, which come into force on December 24, 2016 and will require issuers to retain a 5% stake in their CLO. These new rules are likely to force the consolidation of CLO managers and potentially curb the strong issuance that we have seen during the past two years.

In aggregate, we believe bank loan valuations are currently attractive, given our view that the default environment will remain benign over the next few years. Additionally, we believe bank loans’ diversification and floating-rate nature have potential long-term benefits, particularly given the still-low absolute yields across most fixed income sectors that will reassert themselves, enhancing the relative appeal of this asset class.

We remain constructive on high yield, but recognize that credible threats to global growth have increased. In many sectors, particularly those leveraged to U.S. consumer demand, we have a positive view based on what we consider to be attractive valuations and favorable company fundamentals overall. We remain cautious, however, on many issuers in the Energy and Metals & Mining sectors. Financial conditions appear to remain broadly supportive of high yield spreads. While these financial conditions resulted in elevated shareholder-friendly activity including mergers and acquisitions (M&A), we do not believe this is likely to affect high-yield default rates in the near to medium term. However, we expect defaults to increase among commodity-related issuers.

At the end of the period, the Fund continued to maintain out-of-benchmark allocations to U.S. high yield bonds and European bank loans and high yield credit. The Fund continues to maintain its overweight to the Energy sector. Oil prices declined over the third quarter of 2015 amidst significant volatility, but we continue to believe that some energy issuers are trading below potential recovery values and offer compelling values. Within quality positioning, the Fund continued to be overweight B-rated and CCC-rated securities and underweight BB-rated securities. In terms of sector positioning, the Fund was overweight Food & Beverage, Energy, and Financial Institutions and underweight Technology, Communications, and Automotive relative to the Credit Suisse Leveraged Loan Index at the end of the period.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Baa / BBB	0.4%
Ba / BB	10.0
B	62.7
Caa / CCC or Lower	8.7
Not Rated	11.5
Non-Debt Securities and Other Short-Term Instruments	5.0
Other Assets & Liabilities	1.7

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

12

The Hartford Floating Rate Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Diversification by Security Type

as of October 31, 2015

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%

Total	0.1%

Fixed Income Securities
Corporate Bonds	6.5%
Senior Floating Rate Interests	86.8

Total	93.3%

Short-Term Investments	4.9
Other Assets & Liabilities	1.7

Total	100.0%

13

The Hartford Floating Rate High Income Fund inception 09/30/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	Since Inception[1]
Floating Rate High Income A2	-3.00%	4.75%
Floating Rate High Income A3	-5.91%	3.97%
Floating Rate High Income C2	-3.63%	3.99%
Floating Rate High Income C3	-4.54%	3.99%
Floating Rate High Income I2	-2.75%	5.03%
Floating Rate High Income R3[2]	-3.21%	4.41%
Floating Rate High Income R4[2]	-2.91%	4.72%
Floating Rate High Income R5[2]	-2.63%	5.01%
Floating Rate High Income Y2	-2.72%	5.01%
Credit Suisse Leveraged Loan Index	0.81%	5.32%

[1]	Inception: 09/30/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

14

The Hartford Floating Rate High Income Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Floating Rate High Income	Class A	1.07%	1.12%
Floating Rate High Income	Class C	1.82%	1.89%
Floating Rate High Income	Class I	0.82%	0.86%
Floating Rate High Income	Class R3	1.37%	1.50%
Floating Rate High Income	Class R4	1.07%	1.20%
Floating Rate High Income	Class R5	0.77%	0.90%
Floating Rate High Income	Class Y	0.77%	0.80%

*	Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Michael J. Bacevich

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate High Income Fund returned -3.00%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 0.81% for the same period. The Fund also underperformed the 0.31% average return of the Lipper Loan Participation Funds peer group, a group of funds that invests primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter of 2015.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained as conditions that may make future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Consumer fundamentals remained strong, supported by income gains, elevated confidence, and falling unemployment. Housing-market indicators continued to exhibit strength, with increases in building permits and new home sales, tight inventories, and steady gains in existing-home prices. Consumer-price inflation fell below zero for the first time since January, complicating the Fed’s decision on when to initiate rate hikes.

After declining in the first quarter of 2015, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. In the third quarter, global government bond yields fell across most developed market economies as China’s weakness, Greece’s ongoing bailout saga, and uncertainty about the timing of Fed tightening bolstered demand for safe-haven assets.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

Over the trailing twelve months, the bank loans market returned 0.81%, as measured by the Credit Suisse Leveraged Loan Index.

15

The Hartford Floating Rate High Income Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

After a challenging end to 2014 due to commodity price volatility, bank loans have rebounded in 2015, benefiting from light supply, moderate flows, and strong issuance of Collateralized Loan Obligations (CLO). Additionally, bank loans have performed better than many other corporate credit instruments over this time period. This performance was primarily due to their senior, secured nature, which the market valued amid the uncertainty in the macroeconomic environment.

The Fund underperformed the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, over the twelve-month period. In aggregate, security selection detracted from relative performance during the period, specifically within the Energy and Metals & Mining sectors, which was only partially offset by positive selection in the Utilities and Financial Services sectors. Sector allocation also detracted from benchmark-relative performance during the period. In particular, overweight positions to the Energy and Metals & Mining sectors detracted from the Fund’s benchmark relative performance, as commodity prices were under pressure over the period. The Fund’s out-of-benchmark allocation to both U.S. and European high-yield credit also detracted meaningfully from relative performance during the period. In aggregate, quality positioning detracted over the period, primarily due to the Fund’s underweight allocation to BB-rated loans as higher-quality loans outperformed over the period.

The Fund uses derivatives moderately for risk management purposes. Over the trailing twelve months, the Fund employed currency forwards to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards contributed to performance relative to the Credit Suisse Leveraged Loan Index due to the strength of the U.S. dollar throughout the period.

What is the outlook?

Despite bank loan retail mutual-fund outflows of $14.8 billion year to date, issuance of CLOs – a major source of bank-loan demand – continues to be robust, with $85.6 billion priced so far this year. Although we expect CLO issuance to be a continuing source of demand in the bank-loan market this year, it should be noted that the Federal Deposit Insurance Corporation (FDIC) recently approved risk-retention rules for CLO issuers, which come into force on December 24, 2016 and will require issuers to retain a 5% stake in their CLO. These new rules are likely to force the consolidation of CLO managers and potentially curb the strong issuance that we have seen during the past two years.

In aggregate, we believe bank loan valuations are currently attractive, given our view that the default environment will remain benign over the next few years. Additionally, we believe bank loans’ diversification and floating-rate nature have potential long-term benefits, particularly given the still-low absolute yields across most fixed income sectors that will reassert themselves, enhancing the relative appeal of this asset class.

We remain constructive on high yield, but recognize that credible threats to global growth have increased. In many sectors, particularly those leveraged to U.S. consumer demand, we have a positive view based on what we consider to be attractive valuations and favorable company fundamentals overall. We remain cautious, however, on many issuers in the Energy and Metals & Mining sectors. Financial conditions appear to remain broadly supportive of high yield spreads. While these financial conditions resulted in elevated shareholder-friendly activity including mergers and acquisitions (M&A), we do not believe this is likely to affect high-yield default rates in the near to medium term. However, we expect defaults to increase among commodity-related issuers.

At the end of the period, the Fund continued to maintain out-of-benchmark allocations to U.S. high yield bonds and European bank loans and high yield credit. The Fund continues to maintain its overweight to the Energy sector. Oil prices declined over the third quarter of 2015 amidst significant volatility, but we continue to believe that some Energy issuers are trading below potential recovery values and offer compelling values. Within quality positioning, the Fund continued to be overweight B-rated and CCC-rated securities and underweight BB-rated securities. In terms of sector positioning, the Fund was overweight Financial Institutions, Food & Beverage, and Energy and underweight Technology, Media Entertainment, and retailers relative to the Credit Suisse Leveraged Loan Index at the end of the period.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Baa / BBB	0.8%
Ba / BB	7.3
B	57.2
Caa / CCC or Lower	17.7
Not Rated	13.4
Non-Debt Securities and Other Short-Term Instruments	1.3
Other Assets & Liabilities	2.3

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

16

The Hartford Floating Rate High Income Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Diversification by Security Type

as of October 31, 2015

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.4%

Total	0.4%

Fixed Income Securities
Corporate Bonds	14.0%
Senior Floating Rate Interests	82.4

Total	96.4%

Short-Term Investments	0.9
Other Assets & Liabilities	2.3

Total	100.0%

17

The Hartford High Yield Fund inception 09/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
High Yield A1	-2.52%	5.13%	6.27%
High Yield A2	-6.90%	4.16%	5.78%
High Yield B1	-3.27%	4.34%	5.64%	[3]
High Yield B2	-7.92%	4.01%	5.64%	[3]
High Yield C1	-3.13%	4.37%	5.50%
High Yield C2	-4.06%	4.37%	5.50%
High Yield I1	-2.25%	5.44%	6.56%
High Yield R3[1]	-2.81%	4.85%	6.06%
High Yield R4[1]	-2.38%	5.16%	6.35%
High Yield R5[1]	-2.22%	5.45%	6.59%
High Yield Y1	-2.18%	5.50%	6.66%
Barclays U.S. Corporate High Yield Bond Index	-1.94%	6.18%	7.62%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Corporate High Yield Bond Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

18

The Hartford High Yield Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
High Yield	Class A	1.05%	1.14%
High Yield	Class B	1.80%	2.02%
High Yield	Class C	1.80%	1.83%
High Yield	Class I	0.80%	0.81%
High Yield	Class R3	1.35%	1.47%
High Yield	Class R4	1.05%	1.16%
High Yield	Class R5	0.75%	0.85%
High Yield	Class Y	0.70%	0.73%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Christopher A. Jones, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford High Yield Fund returned -2.52% before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s benchmark, the Barclays U.S. Corporate High Yield Bond Index, which returned -1.94% for the same period. The Fund also underperformed the -2.31% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter of 2015.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained as conditions that may make future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Consumer fundamentals remained strong, supported by income gains, elevated confidence, and falling unemployment. Housing-market indicators continued to exhibit strength, with increases in building permits and new home sales, tight inventories, and steady gains in existing-home prices. Consumer-price inflation fell below zero for the first time since January, complicating the Fed’s decision on when to initiate rate hikes.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

The Barclays U.S. Corporate High Yield Bond Index returned -1.94% for the twelve months ended October 31, 2015 and underperformed duration equivalent treasuries by 4.25%. The Option-Adjusted Spread (OAS) of the Barclays U.S. Corporate High Yield Bond Index

19

The Hartford High Yield Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

was 5.60% on October 31, 2015, significantly wider than six months ago, which was 4.39%.

The primary detractor from relative returns during the period was security selection within high yield. Exposure to TXU, an electric utility company, which is in the midst of a restructuring, detracted from performance relative to the Barclays U.S. Corporate High Yield Bond Index in the Utilities sector. The Chapter 11 filing of Energy Future Holdings, a U.S.-based holding company of which TXU is a subsidiary, continued as creditor groups continued to debate reorganization plans. A proposed plan to sell off the valuable power-distribution business owned by Energy Future Holdings was cancelled. Our portfolio holds the more senior TXU securities in the capital structure. Our holdings in Fortescue, an Australian-based iron ore producer, contributed negatively to performance relative to the Barclays U.S. Corporate High Yield Bond Index in the Metal sector. Recently, the company has improved its cost structure, making Fortescue the 3rd lowest cost producer of iron ore globally. Fortescue has also cut expected capital expenditures to $650m for 2015, further aiding cash flow.

Overall, sector allocations contributed to returns relative to the Barclays U.S. Corporate High Yield Bond Index, primarily driven by being underweight Energy and Metals & Mining and overweight Healthcare and Technology. Over the last twelve months, oil price volatility has put pressure on energy issuers. We have avoided issuers that we believed were funding capital expenditures with unsustainable levels of debt, which was beneficial. We have maintained our underweight to the sector, and have focused our exposure on names which are low cost, and have good hedge positions and solid balance sheets. Regarding Technology, we favor the sector primarily due to the bottom up ideas we are finding in the space. We see the best opportunities in software companies with strong recurring revenue streams and are more wary of hardware companies. Finally, an out-of-benchmark allocation to bank loans slightly detracted from performance.

Quality allocation positioning detracted from returns relative to the Barclays U.S. Corporate High Yield Bond Index. The primary driver of underperformance was our underweight allocation to BB-rated securities.

Over the period, the Fund had a small position in High Yield credit default swap index (CDX). The Fund’s CDX position is used for liquidity purposes and for tactically adjusting the risk posture of the Fund. This derivative was not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We remain constructive on high yield, but recognize that credible threats to global growth have increased and are monitoring the credit cycle closely. In many sectors, particularly those leveraged to U.S.

consumer demand, we have a positive view based on what we consider to be attractive valuations and favorable company fundamentals overall. We remain cautious, however, on many issuers in the Energy and Metals & Mining sectors. We believe financial conditions remain broadly supportive of high yield spreads. While these looser financial conditions resulted in elevated shareholder-friendly activity including mergers and acquisitions (M&A), we do not believe this is likely to affect high-yield default rates in the near-to-medium term. However, we expect defaults to increase among commodity-related issuers.

The Fund ended the year most overweight the Technology and Healthcare sectors, relative to the Barclays U.S. Corporate High Yield Bond Index, and most underweight the Energy and Metals & Mining sectors due to concerns about commodity price volatility.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Baa / BBB	1.3%
Ba / BB	11.1
B	56.5
Caa / CCC or Lower	17.5
Not Rated	1.4
Non-Debt Securities and Other Short-Term Instruments	11.2
Other Assets & Liabilities	1.0

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of October 31, 2015

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Preferred Stocks	0.8

Total	0.9%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0%
Convertible Bonds	0.6
Corporate Bonds	86.1
Senior Floating Rate Interests	1.1

Total	87.8%

Short-Term Investments	10.3
Other Assets & Liabilities	1.0

Total	100.0%

20

The Hartford Inflation Plus Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Inflation Plus A1	-1.99%	1.04%	3.61%
Inflation Plus A2	-6.40%	0.11%	3.13%
Inflation Plus B1	-2.75%	0.27%	2.98%	[3]
Inflation Plus B2	-7.61%	-0.06%	2.98%	[3]
Inflation Plus C1	-2.84%	0.27%	2.83%
Inflation Plus C2	-3.82%	0.27%	2.83%
Inflation Plus I1	-1.85%	1.28%	3.86%
Inflation Plus R3[1]	-2.40%	0.68%	3.31%
Inflation Plus R4[1]	-2.08%	0.98%	3.58%
Inflation Plus R5[1]	-1.77%	1.30%	3.85%
Inflation Plus Y1	-1.76%	1.37%	3.92%
Barclays U.S. TIPS 1-10 Year Index	-1.24%	1.47%	3.65%
Barclays U.S. TIPS Index	-1.42%	2.06%	4.17%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

21

The Hartford Inflation Plus Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Inflation Plus	Class A	0.85%	0.92%
Inflation Plus	Class B	1.60%	1.74%
Inflation Plus	Class C	1.60%	1.63%
Inflation Plus	Class I	0.60%	0.67%
Inflation Plus	Class R3	1.20%	1.23%
Inflation Plus	Class R4	0.90%	0.92%
Inflation Plus	Class R5	0.60%	0.64%
Inflation Plus	Class Y	0.52%	0.52%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Joseph F. Marvan, CFA*

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

*	Effective 5/6/2015, Lindsay Politi is no longer a portfolio manager of the Fund and Joseph Marvan took over management of the Fund.

How did the Fund perform during the period?

The Class A shares of The Hartford Inflation Plus Fund returned -1.99%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s benchmarks, the Barclays U.S. TIPS 1-10 Year Index, and Barclays U.S. TIPS Index, which returned -1.24%, and -1.42%, respectively, for the same time period. The Fund outperformed the -2.82% average return of the Lipper Inflation Protected Bond Funds peer group, a group of funds that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation.

Why did the Fund perform this way?

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter of 2015.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S.

Federal Reserve (Fed) charted a course for ending quantitative easing.

In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained as conditions that may make future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Consumer fundamentals remained strong, supported by income gains, elevated confidence, and falling unemployment. Housing-market indicators continued to exhibit strength, with increases in building permits and new home sales, tight inventories, and steady gains in existing-home prices. Consumer-price inflation fell below zero for the first time since January, complicating the Fed’s decision on when to initiate rate hikes.

After declining in the first quarter of 2015, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. In the third quarter, global government bond yields fell across most developed market economies as China’s weakness, Greece’s ongoing bailout saga, and uncertainty about the timing of Fed tightening bolstered demand for safe-haven assets.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate

22

The Hartford Inflation Plus Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

Much of the movement in real interest rates and inflation break-evens, the difference between U.S. Treasury yield and U.S. Treasury Inflation-Protected Securities (TIPS) yield returns over the twelve-month period continued to be a function of oil price volatility and global macroeconomic uncertainty. In late 2014 and early 2015, the price of the shortest duration futures contract for crude oil fell by more than 40%. Amid market uncertainty over when and at what level oil prices would stabilize, five-year break-evens fell and short-term real interest rates rose, causing the Treasury Inflation-Protected Securities (TIPS) curve to flatten over that period. After partially recovering from their lows in March, oil prices fell again over the summer, with contracts briefly trading below $40 a barrel in August. From April through September, 5- and 10-year TIPS yields rose by 0.54% and 0.51%, respectively, and 5- and 10-year inflation break-evens fell by 0.66% and 0.50%. TIPS yields and break-evens were also affected by issues other than oil, such as emerging market weakness that contributed to a strong dollar. In October, strong domestic economic indicators, stabilizing oil prices and a Federal Open Market Committee (FOMC) statement suggesting a greater likelihood of interest rate increases contributed to some recovery in break-evens from their lows over the period.

The Fund’s out-of-benchmark allocation to non-U.S. inflation-linked bonds was the primary detractor from relative returns over the twelve-month period. Out-of-benchmark allocations to Commercial Mortgage Backed Securities (CMBS) and Agency Credit Risk Transfer (CRT) deals also detracted from relative returns as spreads widened in the third quarter of 2015. Positioning within U.S. TIPS contributed positively to returns relative to the Barclays U.S. TIPS 1-10 Year Index over the period, mostly from two existing positions. In late 2014, we benefited from a short break-even position as plummeting oil prices sent short-term break-evens lower. In September of this year, we implemented a long break-even position on the belief that long term break-evens were undervalued; this position contributed to returns as break-evens rose in October. During the first half of the period, we positioned the Fund with a curve flattening bias, which detracted from returns in early 2015 as real interest rates fell again and the curve steepened. Later in 2015, yield curve positioning within U.S. TIPS detracted from performance, as we had adjusted the Fund’s positioning for curve steepening in a period when the curve flattened. An out-of-benchmark allocation to bank loans and the Fund’s actively managed developed-market currency strategy also contributed to returns over the period.

Over the period, the portfolio made use of derivatives in pursuit of both risk management and returns relative to the Barclays U.S. TIPS

1-10 Year Index. Derivatives usage included U.S. Treasury futures to manage duration, currency forwards both to hedge emerging market currency risk and as part of the developed currency strategy, and Consumer Price Index swaps to add inflation sensitivity. Over the period, the impact of derivatives on performance was mixed. The developed-market currency strategy contributed moderately to overall performance. Currency hedges to manage exposure from the non-U.S. inflation linked bonds also added to performance, but this failed to completely offset the negative currency effect in the global inflation linked bonds.

What is the outlook?

In the short term, we believe that inflation may continue to face significant near-term conditions that may make future growth difficult, driven by a renewed slump in oil prices, emerging market weakness, monetary easing abroad, and continued uncertainty around the path of the Fed Funds rate following the first hike. We remain positive on longer-dated inflation break-evens, however, which remain near historic lows and whose medium-term performance should be influenced by strong employment and wage growth, and strong services inflation driven by increasing owner-equivalent rents.

At the end of the period, the Fund was short duration relative to the Barclays U.S. TIPS 1-10 Year Index, and continued to be underweight shorter-maturity TIPS, which are most sensitive to short-term changes in inflation. The Fund continued to invest in break-evens, concentrated in the 10-year portion of the inflation curve. The Fund continued to maintain the out-of-benchmark allocations to bank loans, non-U.S. dollar inflation linked bonds, CMBS, CRT, and non-agency mortgage backed securities.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Aaa / AAA	89.5%
A	0.6
Baa / BBB	2.3
Ba / BB	1.2
B	2.7
Caa / CCC or Lower	2.0
Not Rated	1.7
Non-Debt Securities and Other Short-Term Instruments	0.1
Other Assets & Liabilities	(0.1)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

23

The Hartford Inflation Plus Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Diversification by Security Type

as of October 31, 2015

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	3.2%
Foreign Government Obligations	2.8
Senior Floating Rate Interests	4.5
U.S. Government Agencies	0.4
U.S. Government Securities	89.1

Total	100.0%

Short-Term Investments	0.1
Other Assets & Liabilities	(0.1)

Total	100.0%

24

Hartford Municipal Income Fund inception 05/29/2015

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide a high level of current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 10/31/15)

Since Inception[1]
Municipal Income A2	1.67%
Municipal Income A3	-2.91%
Municipal Income C2	1.35%
Municipal Income C3	0.35%
Municipal Income I2	1.77%
Barclays Municipal Bond Index	1.96%

[1]	Inception: 05/29/2015. Cumulative returns not annualized.
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Barclays Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two year.

25

Hartford Municipal Income Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Income	Class A	0.69%	0.76%
Municipal Income	Class C	1.44%	1.51%
Municipal Incomes	Class I	0.44%	0.51%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager/Credit Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Income Fund returned 1.67%, before sales charge, for the period from May 29, 2015 through October 31, 2015, underperforming the Fund’s benchmark, the Barclays U.S. Municipal Bond Index, which returned 1.96% for the same period. The Fund outperformed the 1.14% average return of the Lipper Short-Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Fixed income markets were volatile and under significant pressure over the period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter of 2015.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In January 2015, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained as conditions that may make future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Consumer fundamentals remained strong, supported by income gains, elevated confidence, and falling unemployment. Housing-market indicators continued to exhibit strength, with increases in building permits and new home sales, tight inventories, and steady gains in existing-home prices. Consumer-price inflation fell below zero for the first time since January, complicating the Fed’s decision on when to initiate rate hikes.

After declining in the first quarter of 2015, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. In the third quarter of 2015, global government bond yields fell across most developed market economies as China’s weakness, Greece’s ongoing bailout saga, and uncertainty about the timing of Fed tightening bolstered demand for safe-haven assets.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate

26

Hartford Municipal Income Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

The yield on 10-year AAA rated general obligation municipal bonds (GOs) was mostly flat for the period. Meanwhile the yield on 10-year Treasuries tightened for the same time period, triggering the GO-to-Treasury yield ratio to increase from 88% to 94%. Technicals were somewhat mixed during the period, with negative municipal bond mutual fund flows for that last two quarters negatively impacting investor demand, and strong issuance (driven by refunding) was balanced by heavy call and maturity activity. Municipal credit spreads remained flat over the period, but in our view remained attractive relative to corporates on an after-tax basis.

Duration and yield curve position detracted from relative results during the period. The Fund also had low exposure to the municipal market in the period immediately following inception, as positions were being established, which detracted from relative results as municipal bond total returns outperformed treasury total returns during this period. Security selection within Investment Grade Revenue Bonds contributed to benchmark-relative returns over the period, specifically within the Healthcare and industrial development sectors, as did security selection within investment grade local GO bonds. An allocation to and security selection within high yield revenue bonds, specifically within tobacco and health care, also contributed to benchmark-relative returns over the period.

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect U.S. economic momentum to be positive, although the global economic backdrop poses a risk. We expect a gradual increase in rates as the Fed moves policy and ended the period with a moderately pro-cyclical risk posture. We believe that fundamentals are good for the broad universe of municipal credits, with modest revenue growth and ongoing balance sheet repair at most states and municipalities. We believe that high-grade municipals are fairly valued and appear cheap relative to Treasuries. Technicals appear to be mixed going into the fourth quarter as valuations may not fully discount a planned increase in new bond issues. We believe pension and health care costs will continue to pressure municipal budgets and headline credit risk but widespread defaults are not expected. We expect revenue bond fundamentals to remain positive in the near-to medium-term and continue to favor credits in healthcare, toll-roads, and airports. The Fund ended the period with a duration of 6.11 years.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Aaa/AAA	1.9%
Aa/AA	13.9
A	50.0
Baa/BBB	16.0
Ba/BB	4.8
B	2.0
Not Rated	5.0
Short-Term Instruments	8.6
Other Assets & Liabilities	(2.2)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Industry

as of October 31, 2015

Industry	Percentage of Net Assets
Airport	12.3%
Development	0.8
Education	2.9
Facilities	0.4
General	14.3
General Obligation	15.7
Medical	14.2
Mello-Roos	1.6
Nursing Homes	3.9
Power	2.4
School District	5.3
Single Family Hsg	2.5
Tobacco	3.6
Transportation	12.4
Water	1.3
Short-Term Investments	8.6
Other Assets & Liabilities	(2.2)

Total	100.0%

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

27

The Hartford Municipal Opportunities Fund inception 05/31/2007

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	Since Inception[1]
Municipal Opportunities A2	2.85%	3.99%	2.66%
Municipal Opportunities A3	-1.78%	3.04%	2.10%
Municipal Opportunities B2	2.08%	3.22%	1.92%	[4]
Municipal Opportunities B3	-2.92%	2.86%	1.92%	[4]
Municipal Opportunities C2	2.08%	3.21%	1.90%
Municipal Opportunities C3	1.08%	3.21%	1.90%
Municipal Opportunities I2	3.10%	4.25%	2.93%
Barclays Municipal Bond 1-15 Year Blend (1-17) Index	2.46%	3.62%	4.58%

[1]	Inception: 05/31/2007
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

28

The Hartford Municipal Opportunities Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Opportunities	Class A	0.69%	0.70%
Municipal Opportunities	Class B	1.44%	1.52%
Municipal Opportunities	Class C	1.44%	1.46%
Municipal Opportunities	Class I	0.44%	0.45%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager/Credit Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Municipal Opportunities Fund returned 2.85%, before sales charge, for the twelve-month period ended October 31, 2015, outperforming the Fund’s benchmark, the Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 2.46% for the same period. The Fund also outperformed the 1.78% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter of 2015.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained as conditions that may make future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Consumer fundamentals remained strong, supported by income gains, elevated confidence, and falling unemployment. Housing-market indicators continued to exhibit strength, with increases in building permits and new home sales, tight inventories, and steady gains in existing-home prices. Consumer-price inflation fell below zero for the first time since January, complicating the Fed’s decision on when to initiate rate hikes.

After declining in the first quarter of 2015, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. In the third quarter of 2015, global government bond yields fell across most developed market economies as China’s weakness, Greece’s ongoing bailout saga, and uncertainty about the timing of Fed tightening bolstered demand for safe-haven assets.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose,

29

The Hartford Municipal Opportunities Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful impact on commodity prices and, more broadly, on global economic growth.

The yield on 10-year AAA rated general obligation municipal bonds (GOs) was mostly flat for the twelve-month period. Meanwhile the yield on 10-year Treasuries tightened for the same time period, triggering the GO-to-Treasury yield ratio to increase from 88% to 94%. Technicals were somewhat mixed during the period, with negative municipal bond mutual fund flows for that last two quarters negatively impacting investor demand, and strong issuance (driven by refunding) was balanced by heavy call and maturity activity. Municipal credit spreads remained flat over the period, but in our view remained attractive relative to corporates on an after-tax basis.

The Fund’s allocation to and security selection within high yield revenue bonds was the primary driver of outperformance relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index during the period, specifically within the Tobacco and Healthcare sectors. Security selection within Investment Grade Revenue Bonds, specifically within the Lease sector, selection within investment grade GO bonds, and selection within pre-refunded debt also contributed to results relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index over the period. Duration and yield curve positioning contributed to outperformance relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index, largely due to our overweights to the 20-year and 30-year portions of the curve as rates fell over the period.

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect U.S. economic momentum to be positive for the remainder of 2015, although the global economic backdrop may pose a risk. We expect a gradual increase in rates as the Fed moves policy and ended the period with a moderately pro-cyclical risk posture. We believe that fundamentals are good for the broad universe of municipal credits, with modest revenue growth and ongoing balance sheet repair at most states and municipalities. We believe that high-grade municipals are fairly valued and appear cheap relative to Treasuries. Technicals appear to be mixed going into the end of the year as valuations may not fully discount a planned increase in new bond issues. We believe pension and health care costs will continue to pressure municipal budgets and headline credit risk but widespread defaults are not expected. We expect revenue bond fundamentals to remain positive in the near-to medium-term and continue to favor credits in health care, toll-roads, and airports.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Aaa / AAA	3.0%
Aa / AA	25.8
A	34.1
Baa / BBB	10.2
Ba / BB	3.1
B	4.3
Not Rated	12.4
Short-Term Instruments	6.7
Other Assets & Liabilities	0.4

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

30

The Hartford Municipal Opportunities Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Diversification by Industry*

as of October 31, 2015

Industry	Percentage of Net Assets
Airport	6.3%
Development	4.4
Education	3.6
Facilities	1.3
General	17.6
General Obligation	10.4
Higher Education	1.7
Medical	15.4
Mello-Roos	0.8
Multifamily Hsg	0.2
Nursing Homes	4.6
Pollution	0.5
Power	1.9
School District	3.6
Single Family Hsg	0.5
Tobacco	4.3
Transportation	8.5
Utilities	0.7
Water	6.6
Short-Term Investments	6.7
Other Assets & Liabilities	0.4

Total	100.0%

*	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

31

The Hartford Municipal Real Return Fund inception 06/02/1986

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income exempt from federal income tax and after-tax inflation-adjusted total returns.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Municipal Real Return A1	-0.77%	2.43%	2.00%
Municipal Real Return A2	-5.24%	1.49%	1.53%
Municipal Real Return B1	-1.54%	1.64%	1.39%	[3]
Municipal Real Return B2	-6.36%	1.27%	1.39%	[3]
Municipal Real Return C1	-1.63%	1.63%	1.23%
Municipal Real Return C2	-2.60%	1.63%	1.23%
Municipal Real Return I1	-0.62%	2.68%	2.23%
Municipal Real Return Y1	-0.64%	2.68%	2.23%
Barclays Municipal Bond 1-15 Year Blend (1-17) Index	2.46%	3.62%	4.46%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

32

The Hartford Municipal Real Return Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Real Return	Class A	0.69%	0.75%
Municipal Real Return	Class B	1.44%	1.58%
Municipal Real Return	Class C	1.44%	1.49%
Municipal Real Return	Class I	0.44%	0.51%
Municipal Real Return	Class Y	0.44%	0.45%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager/Credit Analyst

Wellington Management Company LLP

Joseph F. Marvan, CFA*

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

*	Effective 5/6/2015, Lindsay Politi is no longer a portfolio manager of the Fund and Joseph Marvan replaced Ms. Politi as a portfolio manager.

How did the Fund perform during the period?

The Class A shares of The Hartford Municipal Real Return Fund returned -0.77%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s benchmark, the Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 2.46% for the same period. The Fund also underperformed the 1.78% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter of 2015.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained as conditions that may make future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Consumer fundamentals remained strong, supported by income gains, elevated confidence, and falling unemployment. Housing-market indicators continued to exhibit strength, with increases in building permits and new home sales, tight inventories, and steady gains in existing-home prices. Consumer-price inflation fell below zero for the first time since January, complicating the Fed’s decision on when to initiate rate hikes.

33

The Hartford Municipal Real Return Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

After declining in the first quarter of 2015, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. In the third quarter, global government bond yields fell across most developed market economies as China’s weakness, Greece’s ongoing bailout saga, and uncertainty about the timing of Fed tightening bolstered demand for safe-haven assets.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

The yield on 10-year AAA rated general obligation municipal bonds (GOs) was mostly flat for the twelve-month period. Meanwhile the yield on 10-year Treasuries tightened for the same time period, triggering the GO-to-Treasury yield ratio to increase from 88% to 94%. Technicals were somewhat mixed during the period, with negative municipal bond mutual fund flows for that last two quarters negatively impacting investor demand, and strong issuance (driven by refunding) was balanced by heavy call and maturity activity. Municipal credit spreads remained flat over the period, but in our view remained attractive relative to corporates on an after-tax basis.

The Fund’s inflation overlay – which is implemented using Consumer Price Index (CPI) swap derivatives – was the main driver of relative underperformance during the period, as longer term inflation expectations decreased during the period. Security selection within investment grade revenue bonds contributed to returns relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index over the period, particularly within the Lease, Education, Healthcare, and Transportation sectors. Security selection within investment grade local general obligation (GO) bonds also contributed to relative performance over the period. Our allocation to high yield revenue bonds was also additive over the period, in particular within the Healthcare sector.

What is the outlook?

We expect U.S. economic momentum to be positive for the remainder of 2015, although the global economic backdrop may pose a risk. We expect a gradual increase in rates as the Fed moves policy and ended the period with a moderately pro-cyclical risk posture. We believe that fundamentals are good for the broad universe of municipal credits, with modest revenue growth and ongoing balance sheet repair at most states and municipalities.

We believe that high-grade municipals are fairly valued and appear cheap relative to Treasuries. Technicals appear to be mixed going into the end of the year as valuations may not fully discount a planned increase in new bond issues. We believe pension and health care costs will continue to pressure municipal budgets and headline credit risk but widespread defaults are not expected. We expect revenue bond fundamentals to remain positive in the near-to medium-term and continue to favor credits in healthcare, toll-roads, and airports.

We believe that inflation may continue to face significant near-term conditions that may make future growth difficult, driven by weak expected CPI, a renewed slump in oil prices, emerging market weakness, monetary easing abroad, and continued uncertainty around the timing of the first Fed rate hike. We remain positive on longer-dated inflation break-evens, the difference between U.S. Treasury yield and U.S. Treasury Inflation-Protected Securities (TIPS) yield returns, which are near historic lows and whose medium-term performance may be influenced by strong employment and wage growth, and strong services inflation driven by increasing owner-equivalent rents.

We maintained the portfolio’s inflation sensitivity during the period via the inflation overlay, with the hedge ratio at approximately 86% on a contribution to duration basis at the end of the period.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Aaa / AAA	1.2%
Aa / AA	22.1
A	43.1
Baa / BBB	14.6
Ba / BB	2.3
B	0.8
Not Rated	14.1
Short-Term Instruments	1.3
Other Assets & Liabilities	0.5

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

34

The Hartford Municipal Real Return Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Diversification by Industry

as of October 31, 2015

Industry	Percentage of Net Assets
Airport	10.9%
Bond Bank	1.2
Development	3.6
Education	1.1
Facilities	2.1
General	15.9
General Obligation	9.6
Higher Education	7.3
Medical	14.3
Mello-Roos	0.9
Multifamily Hsg	0.2
Nursing Homes	4.9
Power	2.2
School District	5.4
Single Family Hsg	0.9
Tobacco	2.0
Transportation	9.2
Water	6.5
Short-Term Investments	1.3
Other Assets & Liabilities	0.5

Total	100.0%

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for reporting ease.

35

Hartford Municipal Short Duration Fund inception 05/29/2015

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 10/31/15)

Since Inception[1]
Municipal Short Duration A2	0.91%
Municipal Short Duration A3	-3.63%
Municipal Short Duration C2	0.53%
Municipal Short Duration C3	-0.47%
Municipal Short Duration I2	1.01%
Barclays Municipal Bond Short 1-5 Year Index	1.20%

[1]	Inception: 5/29/2015
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

36

Hartford Municipal Short Duration Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Short Duration	Class A	0.69%	0.76%
Municipal Short Duration	Class C	1.44%	1.51%
Municipal Short Duration	Class I	0.44%	0.51%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager/Credit Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Short Duration Fund returned 0.91%, before sales charge, for the period from May 29, 2015 through October 31, 2015, underperforming the Barclays Municipal Bond Short 1-5 Index, which returned 1.20% for the same period. The Fund outperformed the 0.60% average return of the Lipper Short Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Fixed income markets were volatile and under significant pressure over the period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter of 2015.

Many central banks eased monetary policy during 2015 with some resorting to aggressive measures to counter deflation and stimulate growth. In the January 2015, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained as conditions that may make future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Consumer fundamentals remained strong, supported by income gains, elevated confidence, and falling unemployment. Housing-market indicators continued to exhibit strength, with increases in building permits and new home sales, tight inventories, and steady gains in existing-home prices. Consumer-price inflation fell below zero for the first time since January, complicating the Fed’s decision on when to initiate rate hikes.

After declining in the first quarter of 2015, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. In the third quarter of 2015, global government bond yields fell across most developed market economies as China’s weakness, Greece’s ongoing bailout saga, and uncertainty about the timing of Fed tightening bolstered demand for safe-haven assets.

Most global government bond yields fell over the period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high

37

Hartford Municipal Short Duration Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

The yield on 10-year AAA rated general obligation municipal bonds (GOs) was mostly flat for the period. Meanwhile the yield on 10-year Treasuries tightened for the same time period, triggering the GO-to-Treasury yield ratio to increase from 88% to 94%. Technicals were somewhat mixed during the period, with negative municipal bond mutual fund flows for that last two quarters negatively impacting investor demand, and strong issuance (driven by refunding) was balanced by heavy call and maturity activity. Municipal credit spreads remained flat over the period, but in our view remained attractive relative to corporates on an after-tax basis.

Duration and yield curve position detracted from results relative to the Barclays Municipal Bond Short 1-5 Index during the period. The Fund also had low exposure to the municipal market in the period immediately following inception, as positions were being established, which detracted from results relative to the Barclays Municipal Bond Short 1-5 Index as municipal bond total returns outperformed treasury total returns during this period. Security selection within investment grade general obligation bonds (local) contributed to relative returns over the period, as did security selection within Investment Grade Revenue Bonds, specifically the transportation and sewer & water sectors. An allocation to high yield revenue bonds, specifically to the Healthcare sector, and an allocation to high yield general obligation bonds contributed to returns relative to the Barclays Municipal Bond Short 1-5 Index over the period.

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect U.S. economic momentum to be positive, although the global economic backdrop poses a risk. We expect a gradual increase in rates as the Fed moves policy and ended the period with a moderately pro-cyclical risk posture. We believe that fundamentals are good for the broad universe of municipal credits, with modest revenue growth and ongoing balance sheet repair at most states and municipalities. We believe that high-grade municipals are fairly valued and appear cheap relative to Treasuries. Technicals appear to be mixed going into the fourth quarter as valuations may not fully discount calendar planned increase in new bond issues. We believe pension and health care costs will continue to pressure municipal budgets and headline credit risk but widespread defaults are not expected. We expect revenue bond fundamentals to remain positive in the near-to medium-term and continue to favor credits in health care, toll-roads, and airports. The Fund ended the period with a duration of 2.42 years.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Aaa/AAA	4.9%
Aa/AA	13.5
A	51.9
Baa/BBB	15.7
Ba/BB	3.6
Not Rated	4.7
Short-Term Instruments	6.0
Other Assets & Liabilities	(0.3)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Industry

as of October 31, 2015

Industry	Percentage of Net Assets
2.0%
Airport	11.7
Development	3.6
Education	3.3
General	5.2
General Obligation	12.8
Medical	18.2
Mello-Roos	2.6
Nursing Homes	1.6
Power	3.5
School District	12.2
Single Family Hsg	0.9
Tobacco	0.9
Transportation	12.5
Utilities	0.9
Water	2.4
Short-Term Investments	6.0
Other Assets & Liabilities	(0.3)

Total	100.0%

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

38

The Hartford Quality Bond Fund inception 11/30/2012

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	Since Inception[1]
Quality Bond A2	2.01%	1.75%
Quality Bond A3	-2.58%	0.16%
Quality Bond C2	1.28%	1.01%
Quality Bond C3	0.28%	1.01%
Quality Bond I2	2.37%	2.05%
Quality Bond R3[2]	1.69%	1.40%
Quality Bond R4[2]	1.95%	1.70%
Quality Bond R5[2]	2.32%	2.01%
Quality Bond Y2	2.36%	2.05%
Barclays U.S. Aggregate Bond Index	1.96%	1.64%

[1]	Inception: 11/30/2012
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

39

The Hartford Quality Bond Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Quality Bond	Class A	0.95%	1.26%
Quality Bond	Class C	1.70%	2.01%
Quality Bond	Class I	0.70%	0.98%
Quality Bond	Class R3	1.25%	1.68%
Quality Bond	Class R4	0.95%	1.38%
Quality Bond	Class R5	0.65%	1.08%
Quality Bond	Class Y	0.60%	0.98%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Val Petrov, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brian Conroy, CFA

Vice President and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Quality Bond Fund returned 2.01%, before sales charge, for the twelve-month period ended October 31, 2015, outperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 1.96% for the same period. The Fund underperformed the average return of the Lipper U.S. Mortgage Funds peer group 2.51%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter of 2015.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained as conditions that may make future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Consumer fundamentals remained strong, supported by income gains, elevated confidence, and falling unemployment. Housing-market indicators continued to exhibit strength, with increases in building permits and new home sales, tight inventories, and steady gains in existing-home prices. Consumer-price inflation fell below zero for the first time since January, complicating the Fed’s decision on when to initiate rate hikes.

After declining in the first quarter of 2015, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. In the third quarter, global government bond yields fell across most developed market economies as China’s weakness, Greece’s ongoing bailout saga, and uncertainty about the timing of Fed tightening bolstered demand for safe-haven assets.

40

The Hartford Quality Bond Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

Mortgage Backed Securities (MBS), as measured by the Barclays U.S. MBS Fixed Rate Index, returned 2.52% for the period with the option adjusted spread (OAS) tightening 0.02%. In general, higher coupon MBS outperformed lower coupon MBS over the period.

The Fund outperformed its benchmark over the twelve-month period due primarily to its structural underweight to investment grade (IG) corporate credit in favor of MBS, as the IG corporate sector lagged on an excess return basis. Out-of-benchmark allocations to non-agency Residential Mortgage Backed Securities (RMBS) and collateralized loan obligations (CLOs) contributed to benchmark-relative performance over the period. An overweight to Commercial Mortgage Backed Securities (CMBS) also contributed to benchmark-relative outperformance over the period. MBS performance was additive to relative returns over the period, as security selection and coupon positioning within GNMA 30-year bonds contributed to relative returns. Allocations to Delegated Underwriting and Servicing (DUS) bonds and Collateralized Mortgage Obligations (CMOs) were also positive contributors to relative returns over the period. Some of these gains were partially offset by negative security selection within conventional mortgages. Duration and yield curve positioning relative to the benchmark detracted from benchmark-relative returns over the period. The Fund’s duration was shorter than the benchmark, which hurt relative performance as rates generally fell over the period.

The Fund utilizes U.S. Treasury futures to adjust the duration and risk posture of the Fund. Over the period, the use of these types of derivatives detracted from benchmark-relative performance.

What is the outlook?

We continue to believe that the agency MBS sector represents a better risk/reward trade-off than investment grade corporates at this point in the credit cycle. We remain positive on the non-agency RMBS sector, supported by what appears to be a “tailwind” from the continuing housing market recovery. Our longer term outlook on

CMBS is constructive due to favorable commercial real estate fundamentals and more compelling valuations, which is partially offset by near term caution on heavy year-end supply expectations. In our view, healthy fundamentals still support an allocation to the sector, especially after recent spread widening. We continue to maintain an allocation to ABS, including predominantly investment grade collateralized loan obligations (CLOs). We continue to be constructive on these sectors, driven by strong economic fundamentals and the outlook for the U.S. consumer.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Aaa/AAA	88.5%
Aa/AA	1.9
A	4.7
Baa/BBB	0.9
Ba/BB	0.3
B	0.2
Caa/CCC or Lower	2.1
Not Rated	5.4
Non-Debt Securities and Other Short-Term Instruments	40.3
Other Assets & Liabilities	(44.3)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of October 31, 2015

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	27.0%
U.S. Government Agencies	75.5
U.S. Government Securities	1.5

Total	104.0%

Short-Term Investments	40.0
Purchased Options	0.3
Other Assets & Liabilities	(44.3)

Total	100.0%

41

The Hartford Short Duration Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Short Duration A1	0.80%	1.87%	2.77%
Short Duration A2	-1.22%	1.45%	2.57%
Short Duration B1	0.80%	1.94%	2.41%	[3]
Short Duration B2	-4.15%	1.57%	2.41%	[3]
Short Duration C1	0.05%	1.11%	2.01%
Short Duration C2	-0.94%	1.11%	2.01%
Short Duration I1	1.11%	2.16%	2.96%
Short Duration R3[1]	0.60%	1.68%	2.83%
Short Duration R4[1]	0.90%	1.95%	2.97%
Short Duration R5[1]	1.10%	2.18%	3.08%
Short Duration Y1	1.25%	2.22%	3.10%
Barclays 1-3 Year U.S. Government/Credit Index	0.87%	0.98%	2.85%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 2.00% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year U.S. Government/Credit Index includes securities in the 1-3 year maturity range in the U.S. Government/Credit Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

42

The Hartford Short Duration Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Short Duration	Class A	0.85%	0.91%
Short Duration	Class B	1.60%	1.76%
Short Duration	Class C	1.60%	1.60%
Short Duration	Class I	0.55%	0.55%
Short Duration	Class R3	1.15%	1.23%
Short Duration	Class R4	0.85%	0.92%
Short Duration	Class R5	0.55%	0.61%
Short Duration	Class Y	0.50%	0.50%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Short Duration Fund returned 0.80%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s benchmark, the Barclays 1-3 Year Government/Credit Index, which returned 0.87% for the same period. The Fund outperformed the 0.52% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter of 2015.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy,

a stronger dollar, and lower oil prices remained as conditions that may make future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Consumer fundamentals remained strong, supported by income gains, elevated confidence, and falling unemployment. Housing-market indicators continued to exhibit strength, with increases in building permits and new home sales, tight inventories, and steady gains in existing-home prices. Consumer-price inflation fell below zero for the first time since January, complicating the Fed’s decision on when to initiate rate hikes.

After declining in the first quarter of 2015, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. In the third quarter, global government bond yields fell across most developed market economies as China’s weakness, Greece’s ongoing bailout saga, and uncertainty about the timing of Fed tightening bolstered demand for safe-haven assets.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

43

The Hartford Short Duration Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

The Fund’s out-of-benchmark allocation to high yield credit was the primary driver of underperformance relative to the Barclays 1-3 Year Government/Credit Index over the period as credit spreads widened. Security selection in investment grade corporates also detracted from relative outperformance during the period. The Fund’s opportunistic allocation to bank loans contributed positively during the period. The Fund’s out-of-benchmark allocation to asset backed securities (ABS), particularly collateralized loan obligations (CLOs), was also additive to relative results. Duration and yield curve positioning contributed to relative returns, specifically being underweight the 1 and 2-year portion of the curve as short-term rates rose and being overweight the 5-year portion of the curve as intermediate rates fell over the period.

Derivatives were not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe economic momentum in the United States will continue to be positive while challenges to the global growth outlook have increased. On balance, the Fund is positioned with a moderately pro-cyclical risk posture. We believe the Fed is ready to raise the Fed Fund rate, although we expect a gradual path; we have positioned the Fund with a shorter duration bias to prepare for an increase in short-term rates. Overall inflation pressure in the U.S. remains low on the back of weak commodity prices. Corporate balance sheets in the investment grade corporate bond market remain strong; however, credit fundamentals are now in a negative trend. We are maintaining our position in the corporate bond sector and continue to favor U.S. Financials. We believe that the ABS market exhibits strong consumer fundamentals supported by an improving labor market. At the end of the period we maintained allocations to agency and non-agency mortgage-backed securities (MBS) and continued to favor auto and equipment ABS, higher quality CLOs, as well as senior tranches of commercial mortgage backed securities (CMBS) deals.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Aaa/AAA	15.1%
Aa/AA	9.7
A	21.8
Baa/BBB	32.3
Ba/BB	5.0
B	14.6
Caa/CCC or Lower	0.1
Not Rated	2.7
Non-Debt Securities and Other Short-Term Instruments	1.3
Other Assets & Liabilities	(2.6)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of October 31, 2015

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	15.9%
Corporate Bonds	56.5
Foreign Government Obligations	0.2
Municipal Bonds	0.3
Senior Floating Rate Interests	19.3
U.S. Government Agencies	9.1

Total	101.3%

Short-Term Investments	1.3
Other Assets & Liabilities	(2.6)

Total	100.0%

44

The Hartford Strategic Income Fund inception 05/31/2007

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	Since Inception[1]
Strategic Income A2	-2.23%	3.82%	4.18%
Strategic Income A3	-6.63%	2.87%	3.61%
Strategic Income B2	-3.00%	3.05%	3.41%	[4]
Strategic Income B3	-7.58%	2.72%	3.41%	[4]
Strategic Income C2	-2.97%	3.07%	3.43%
Strategic Income C3	-3.89%	3.07%	3.43%
Strategic Income I2	-1.97%	4.11%	4.47%
Strategic Income R3[2]	-2.64%	3.62%	3.40%
Strategic Income R4[2]	-2.34%	3.89%	3.73%
Strategic Income R5[2]	-2.05%	4.14%	4.04%
Strategic Income R6[2]	-1.98%	4.20%	4.86%
Strategic Income Y2	-1.99%	4.19%	4.86%
Barclays U.S. Aggregate Bond Index	1.96%	3.03%	4.77%

[1]	Inception: 5/31/2007
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class Y shares commenced operations on 8/31/07. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Accordingly, the “Since Inception” performance shown for Class Y, R3, R4 and R5 shares is since the commencement of operations of Class Y shares on 8/31/07. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 2, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

45

The Hartford Strategic Income Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Strategic Income	Class A	0.95%	1.01%
Strategic Income	Class B	1.70%	1.82%
Strategic Income	Class C	1.70%	1.72%
Strategic Income	Class I	0.70%	0.71%
Strategic Income	Class R3	1.25%	1.40%
Strategic Income	Class R4	0.95%	1.05%
Strategic Income	Class R5	0.65%	0.73%
Strategic Income	Class R6	0.60%	0.63%
Strategic Income	Class Y	0.60%	0.63%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. (L.T.) Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Strategic Income Fund returned - 2.23%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 1.96% for the same period. The Fund also underperformed the -0.44% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter of 2015.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained as conditions that may make future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Consumer fundamentals remained strong, supported by income gains, elevated confidence, and falling unemployment. Housing-market indicators continued to exhibit strength, with increases in building permits and new home sales, tight inventories, and steady gains in existing-home prices. Consumer-price inflation fell below zero for the first time since January, complicating the Fed’s decision on when to initiate rate hikes.

46

The Hartford Strategic Income Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

After declining in the first quarter of 2015, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. In the third quarter, global government bond yields fell across most developed market economies as China’s weakness, Greece’s ongoing bailout saga, and uncertainty about the timing of Fed tightening bolstered demand for safe-haven assets.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

Consistent with the Fund’s objective to provide current income and long-term total return, we continued to position the Fund with an overweight to credit risk sectors, including high yield credit, bank loans, and emerging market debt. The primary driver of the Fund’s underperformance relative to the Barclays U.S. Aggregate Bond Index over the period was an allocation to local currency emerging markets debt and developed non-U.S. dollar (USD) denominated debt. Local currency emerging market debt continued to lag as emerging market currencies depreciated against the USD over the period. The Fund’s allocation to high yield credit, corporate and non-corporate, also detracted from relative returns, as spreads widened meaningfully over the period. Additionally, an opportunistic allocation over the period to U.S. Treasury inflation-protected securities detracted from relative returns as higher inflation expectations did not materialize.

The Fund’s bank loan allocation contributed favorably to returns relative to the Barclays U.S. Aggregate Bond Index over the period. The out-of-benchmark allocation to bank loans, emphasizing the high and middle quality portions of the market, was based on what we consider to be what we consider to be strong credit fundamentals and reasonable valuations. An underweight allocation to investment grade credit, particularly to Industrials, and an overweight to Commercial mortgage backed securities (CMBS) also contributed positively to the Fund’s relative performance over the period. We continue to be biased towards the intermediate portion of the yield curve. Our overweight to the 10-year portion of the curve contributed to benchmark-relative returns as intermediate interest rates fell and the overall yield curve flattened.

Derivative exposure from currency forwards and emerging market debt credit default swap indexes (CDX) detracted from relative performance. Derivative exposure to U.S. and European high yield indexes helped relative returns.

What is the outlook?

We believe that U.S. economic momentum remains positive and that capacity constraints should pressure inflation higher. We are maintaining a moderately pro-cyclical risk stance in credit markets based on what we consider to be supportive monetary policy, positive credit fundamentals, and attractive valuations. We continue to maintain a positive outlook on global high yield credit based on what we consider to be generally solid fundamentals, a supportive U.S. macroeconomic environment, and appealing valuations. Within bank loans, we believe that overall credit fundamentals remain strong and that collateralized loan obligations issuance will support loan demand. At the end of the period, we maintained a structural emphasis on higher income-producing sectors such as emerging market debt, bank loans, non-agency Mortgage-Backed Securities (MBS), CMBS, and high yield credit.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Aaa/AAA	12.2%
Aa/AA	1.8
A	2.3
Baa/BBB	15.1
Ba/BB	13.2
B	35.5
Caa/CCC or Lower	15.1
Not Rated	8.8
Non-Debt Securities and Other Short-Term Instruments	5.2
Other Assets & Liabilities	(9.2)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

47

The Hartford Strategic Income Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Diversification by Security Type

as of October 31, 2015

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Preferred Stocks	0.2

Total	0.3%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	16.5%
Corporate Bonds	27.3
Foreign Government Obligations	22.7
Municipal Bonds	1.0
Senior Floating Rate Interests	24.9
U.S. Government Agencies	10.4
U.S. Government Securities	1.2

Total	104.0%

Short-Term Investments	4.9
Purchased Options	0.0
Other Assets & Liabilities	(9.2)

Total	100.0%

48

The Hartford Total Return Bond Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Total Return Bond Fund A1	0.35%	3.01%	3.89%
Total Return Bond Fund A2	-4.17%	2.06%	3.41%
Total Return Bond Fund B1	-0.50%	2.22%	3.27%[3]
Total Return Bond Fund B2	-5.30%	1.87%	3.27%[3]
Total Return Bond Fund C1	-0.38%	2.25%	3.12%
Total Return Bond Fund C2	-1.34%	2.25%	3.12%
Total Return Bond Fund I1	0.67%	3.32%	4.17%
Total Return Bond Fund R3[1]	0.07%	2.69%	3.71%
Total Return Bond Fund R4[1]	0.39%	3.00%	3.95%
Total Return Bond Fund R5[1]	0.68%	3.31%	4.22%
Total Return Bond Fund R6[1]	0.70%	3.40%	4.30%
Total Return Bond Fund Y1	0.79%	3.42%	4.31%
Barclays U.S. Aggregate Bond Index	1.96%	3.03%	4.72%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

49

The Hartford Total Return Bond Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Total Return Bond	Class A	0.87%	0.88%
Total Return Bond	Class B	1.62%	1.81%
Total Return Bond	Class C	1.60%	1.60%
Total Return Bond	Class I	0.55%	0.55%
Total Return Bond	Class R3	1.16%	1.16%
Total Return Bond	Class R4	0.84%	0.84%
Total Return Bond	Class R5	0.55%	0.55%
Total Return Bond	Class R6	0.44%	0.44%
Total Return Bond	Class Y	0.44%	0.44%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. (L.T.) Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Total Return Bond Fund returned 0.35%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 1.96% for the same period. The Fund also underperformed the 1.42% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter of 2015.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained as conditions that may make future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Consumer fundamentals remained strong, supported by income gains, elevated confidence, and falling unemployment. Housing-market indicators continued to exhibit strength, with increases in building permits and new home sales, tight inventories, and steady gains in existing-home prices. Consumer-price inflation fell below zero for the first time since January, complicating the Fed’s decision on when to initiate rate hikes.

After declining in the first quarter of 2015, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. In the third quarter, global government bond yields fell across most developed market economies as China’s weakness, Greece’s

50

The Hartford Total Return Bond Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

ongoing bailout saga, and uncertainty about the timing of Fed tightening bolstered demand for safe-haven assets.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

The primary drivers of the Fund’s underperformance relative to the Barclays U.S. Aggregate Bond Index were an allocation to unhedged local currency emerging markets debt and inflation positioning. Emerging markets debt exhibited very mixed performance during the period; local debt significantly lagged U.S. dollar denominated sovereign and corporate credit as emerging market currencies depreciated against the U.S. dollar over the period. Additionally, we positioned the portfolio for an increase in inflation expectations as we believed a tightening labor market would lead inflation higher. Inflation positioning detracted from performance relative to the Barclays U.S. Aggregate Bond Index as inflation expectations fell over the period.

Interest rate positioning and high yield exposure, particularly high yield credit default swap index positions, were also unfavorable for relative results. Certain derivative positions, such as those used for interest rate positions as well as those used to gain exposure to high yield credit, detracted from results.

On the other hand, an out-of-benchmark allocation to bank loans was additive to relative results as was positioning within structured credit, specifically an overweight to high quality commercial mortgage backed securities (CMBS), and exposure to collateralized loan obligations (CLOs) and non-agency residential mortgage backed securities (RMBS). An underweight to investment grade credit was also additive to performance relative to the Barclays U.S. Aggregate Bond Index.

What is the outlook?

We maintain a moderately pro-cyclical risk stance in credit markets based on what we consider to be what we consider to be supportive monetary policy, positive credit fundamentals, and attractive valuations. We continue to believe capacity constraints will pressure inflation higher so we were positioned for higher inflation at the end of the period. At the end of the period, we held an allocation to high quality CLOs and an overweight to high quality CMBS. Within investment grade credit, we continued to favor financials. We were also slightly overweight agency mortgage-backed securities based on what we consider to be attractive valuations versus Treasuries. Within high yield credit, we favored BB-rated securities and bank loans. We also maintained an allocation to contingent convertibles (CoCos) of large European banks and held a moderate allocation to U.S. dollar hedged local currency emerging markets debt.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Aaa/AAA	66.3%
Aa/AA	5.7
A	9.6
Baa/BBB	19.9
Ba/BB	4.8
B	7.9
Caa/CCC or Lower	4.8
Not Rated	3.9
Non-Debt Securities and Other Short-Term Instruments	1.8
Other Assets & Liabilities	(24.7)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of October 31, 2015

Category	Percentage of Net Assets
Equity Securities
Preferred Stocks	0.1%

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	33.5%
Corporate Bonds	32.9
Foreign Government Obligations	3.0
Municipal Bonds	1.0
Senior Floating Rate Interests	5.4
U.S. Government Agencies	37.0
U.S. Government Securities	10.1

Total	122.9%

Short-Term Investments	1.6
Purchased Options	0.1
Other Assets & Liabilities	(24.7)

Total	100.0%

51

The Hartford Unconstrained Bond Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	10 Years
Unconstrained Bond A1	-1.29%	2.83%	3.78%
Unconstrained Bond A2	-5.73%	1.89%	3.31%
Unconstrained Bond B1	-1.93%	2.06%	3.17%[3]
Unconstrained Bond B2	-6.73%	1.70%	3.17%[3]
Unconstrained Bond C1	-2.02%	2.06%	3.01%
Unconstrained Bond C2	-2.98%	2.06%	3.01%
Unconstrained Bond I1	-1.04%	3.01%	3.87%
Unconstrained Bond R3[1]	-1.49%	2.64%	3.84%
Unconstrained Bond R4[1]	-1.20%	2.89%	3.97%
Unconstrained Bond R5[1]	-0.90%	3.14%	4.09%
Unconstrained Bond Y1	-1.01%	3.11%	4.08%
Barclays U.S. Aggregate Bond Index	1.96%	3.03%	4.72%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%	0.07%	1.31%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/25/12. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a different investment strategy and in pursuit of a different investment goal. As of April 23, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

52

The Hartford Unconstrained Bond Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
Unconstrained Bond	Class A	0.99%	1.17%
Unconstrained Bond	Class B	1.74%	2.08%
Unconstrained Bond	Class C	1.74%	1.86%
Unconstrained Bond	Class I	0.74%	0.77%
Unconstrained Bond	Class R3	1.29%	1.46%
Unconstrained Bond	Class R4	0.99%	1.15%
Unconstrained Bond	Class R5	0.69%	0.85%
Unconstrained Bond	Class Y	0.69%	0.73%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. (L.T.) Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Unconstrained Bond Fund returned -1.29%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 1.96% for the same period. The Fund outperformed the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, the Fund’s other benchmark, which returned 0.02% for the same period. The Fund outperformed the -1.61% average return of the Lipper Alternative Credit Focus Funds peer group, a group of funds that invest in a wide-range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Why did the Fund perform this way?

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter of 2015.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained as conditions that may make future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Consumer fundamentals remained strong, supported by income gains, elevated confidence, and falling unemployment. Housing-market indicators continued to exhibit strength, with increases in building permits and new home sales, tight inventories, and steady gains in existing-home prices. Consumer-price inflation fell below zero for the first time since January, complicating the Fed’s decision on when to initiate rate hikes.

53

The Hartford Unconstrained Bond Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

After declining in the first quarter of 2015, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. In the third quarter, global government bond yields fell across most developed market economies as China’s weakness, Greece’s ongoing bailout saga, and uncertainty about the timing of Fed tightening bolstered demand for safe-haven assets.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

The Fund’s exposure to unhedged local currency emerging markets debt detracted from performance over the period. Within emerging markets, (EM) local debt significantly lagged as EM currencies depreciated against the U.S. dollar (USD). The Fund’s low strategic duration posture relative to the Barclays U.S. Aggregate Bond Index had a negative impact on performance as yields largely declined over the period.

The Fund’s inflation positioning also detracted from relative performance. On the other hand, positioning in both high quality commercial mortgage backed securities (CMBS) and non-agency mortgage-backed securities (MBS) contributed positively to relative results during the period. The Fund’s exposure to bank loans and high yield, particularly strategies implemented using credit default swap indexes (CDX) on European credit indices, were favorable for performance.

What is the outlook?

We believe U.S. and European economic prospects remain favorable and that capacity constraints will pressure U.S. inflation higher. We maintain a moderately pro-cyclical risk stance in credit markets generally, based on what we consider to be supportive monetary policy, positive credit fundamentals, and attractive valuations. We continue to maintain a positive outlook on high yield based on what we consider to be generally solid fundamentals, a supportive U.S. macroeconomic environment, and appealing valuations. Within bank loans, we believe that overall credit fundamentals remain strong and that collateralized loan obligation (CLO) issuance will support loan demand. We are tactically positioning the portfolio within a duration range of 0 to 5 years as we believe that, over the medium-term, having some duration exposure will generate attractive risk-adjusted returns, while we continue to believe in the likelihood of rising rates over the period. At the end of the period we maintained an emphasis on higher income-producing sectors such as bank loans, non-agency MBS, high yield, high quality CMBS and CLOs, and USD hedged local currency emerging market debt.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Aaa / AAA	62.3%
Aa / AA	2.9
A	2.1
Baa / BBB	9.4
Ba / BB	7.9
B	21.8
Caa / CCC or Lower	13.6
Not Rated	8.8
Non-Debt Securities and Other Short-Term Instruments	1.3
Other Assets & Liabilities	(30.1)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of October 31, 2015

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	34.6%
Corporate Bonds	20.1
Foreign Government Obligations	5.9
Municipal Bonds	1.0
Senior Floating Rate Interests	16.8
U.S. Government Agencies	45.6
U.S. Government Securities	4.8

Total	128.8%

Short-Term Investments	1.2
Purchased Options	0.1
Other Assets & Liabilities	(30.1)

Total	100.0%

54

The Hartford World Bond Fund inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation with income as a secondary goal.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	Since Inception[1]
World Bond A2	0.82%	3.50%
World Bond A3	-3.72%	2.43%
World Bond C2	0.17%	2.76%
World Bond C3	-0.80%	2.76%
World Bond I2	1.16%	3.80%
World Bond R3[2]	0.48%	3.15%
World Bond R4[2]	0.71%	3.48%
World Bond R5[2]	1.19%	3.79%
World Bond R6[2]	1.27%	3.88%
World Bond Y2	1.27%	3.88%
Citigroup World Government Bond Index	-3.63%	-0.66%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Citigroup World Government Bond Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

55

The Hartford World Bond Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

		Net	Gross
World Bond	Class A	1.02%	1.02%
World Bond	Class C	1.76%	1.76%
World Bond	Class I	0.76%	0.76%
World Bond	Class R3	1.35%	1.39%
World Bond	Class R4	1.05%	1.07%
World Bond	Class R5	0.75%	0.79%
World Bond	Class R6	0.67%	0.67%
World Bond	Class Y	0.67%	0.67%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Robert L. Evans

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Mark H. Sullivan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford World Bond Fund returned 0.82%, before sales charge, for the twelve-month period ended October 31, 2015, outperforming the Fund’s benchmark, the Citigroup World Government Bond Index, which returned -3.63% for the same period. The Fund also outperformed the -2.33% average return of the Lipper Global Income Funds peer group, a group of funds that invests primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Why did the Fund perform this way?

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter of 2015.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained as conditions that may make future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Consumer fundamentals remained strong, supported by income gains, elevated confidence, and falling unemployment. Housing-market indicators continued to exhibit strength, with increases in building permits and new home sales, tight inventories, and steady gains in existing-home prices. Consumer-price inflation fell below zero for the first time since January, complicating the Fed’s decision on when to initiate rate hikes.

After declining in the first quarter of 2015, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. In the third quarter, global government bond yields fell across most developed market economies as China’s weakness, Greece’s ongoing bailout saga, and uncertainty about the timing of Fed tightening bolstered demand for safe-haven assets.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose,

56

The Hartford World Bond Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

Note that the Fund is managed to seek capital appreciation and, secondly, income. For the twelve-month period, interest rate positioning and credit strategies contributed to, while currency positioning detracted from performance.

Within country strategies, our core allocation to developed sovereign governments was a positive contributor to performance over the period as most sovereign yields declined driven by deflation and aggressive central bank easing. Within discretionary macro strategies, our overweight duration positions in front-end and intermediate U.K. rates contributed to performance, as the decline in oil prices raised concerns about global growth and sovereign rates fell. In addition, overweight duration positions in Germany, Australia and U.K. contributed to performance as central banks broadly across the globe sent yields lower with further accommodative monetary policy. Quantitative country rotation strategies detracted from returns during the period, primarily driven by our long U.S. 10-year versus U.K. 10-year positions as spreads widened during the last quarter of 2014. In addition, long U.S. 10-year and 30-year versus Australia 10-year positions and long U.S. 30-year versus Canada 10-year positions contributed to performance in 2015 as spreads tightened.

Within our credit strategies, our opportunistic allocations to securitized debt, high yield, and investment grade corporates contributed to performance as continued liquidity provided by central banks around the world supported most credit performance. Despite high yield spreads widening year over year, our allocation to high yield earlier in the period as well as tactical movements within the asset class enabled us to deliver positive returns to the portfolio.

Currency strategies had negative performance. However, our continued high exposure to the U.S. dollar (USD) contributed strongly to performance relative to the Citigroup World Government Bond Index as most currencies declined versus the USD. In foreign exchange (FX) exposure, our limited allocation to European currencies as well as an allocation to the dollar bloc currencies detracted on an absolute basis as these currencies depreciated against the USD. Within opportunistic currency allocations, short Australian Dollar (AUD) versus the Japanese Yen (JPY) and New Zealand Dollar (NZD) was beneficial in 2015 as Australia continues to be impacted by lower iron ore prices, trade issues that may make future growth difficult, and a slowdown in economic growth from China. In the second half of 2015, overweight positions to JPY against a basket of commodity currencies contributed to returns.

The investment team makes use of derivatives in the portfolio, primarily liquid currency forwards and exchange-traded government bond futures but also in small part credit default swaps, index credit default swaps, interest rate, bond, index and currency futures or options in pursuit of the investment objective and in order to hedge against risk.

Our macro-driven duration strategies that are primarily implemented through the use of exchange-traded government bond futures and cash bonds contributed to performance over the period, while our country rotation strategies which are also implemented through exchange-traded government bond futures detracted. Our macro-driven currency strategies which are implemented through currency forwards added to performance over the period. Our credit positioning which is implemented through the use of cash bonds, credit default swaps (index and single name), and interest rate swaps contributed to returns over the period.

What is the outlook?

We believe that global growth is slowing and that emerging markets economies are facing considerable issues that may make future growth difficult due to the strong U.S. dollar, Chinese economic slowdown, socio-political risk, impending Fed rate hikes, and low commodity prices. We believe that these emerging markets issues which may make future growth difficult are now bringing increasing downside risks for developed markets (DM) economies primarily through the trade channel. We believe that commodity-linked, export-oriented countries and corporations face a long adjustment period in response to the low commodity price environment. We seem to be also witnessing a shift in global reserve accumulation due to commodity price weakness, FX intervention, and capital outflows. Particularly, we believe China requires a circuit-breaker to counter the vicious cycle of economic weakness triggering capital outflows, which precipitates further expectations of policy easing through Chinese Yuan depreciation.

Global inflation remains subdued due to variety of structural and cyclical reasons. We believe that the pace of recovery in global inflation will depend on the oil price trajectory. Across most developed economies, we seem to be seeing continued strength in domestic demand and service-sector activity. Particularly in the U.S., stronger service sector inflation is acting as an important offset to weak goods inflation. The Japanese cycle in broad terms is similar to the U.S.: a strong domestic dynamic offset by uncertain exports/manufacturing and tightening financial conditions. However, Europe, particularly Germany, remains more exposed to an emerging markets slowdown than other developed market economies.

A delay in the Fed rate hike may temporarily support higher-beta and commodity-linked economies. The more important factor is that while the timing of the first Fed hike is uncertain, the pace of subsequent tightening can be expected to be very gradual. The combination of weaker growth and low inflation expectations slack may push the

57

The Hartford World Bond Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

ECB to add more stimuli. Governor Kuroda at the Bank of Japan has not yet indicated that he intends to increase the size of the current quantitative easing program, but the lack of global inflationary pressure affords him some room to ease further.

All these factors add up to rising economic and policy divergence across regions. Given the limitations of further monetary easing, fiscal expansion remains a policy tool, starting in China and perhaps even in Europe. Currency devaluation is also an increasingly acceptable policy tool. We appear to be in an environment where global risk aversion and financial market volatility could reflex onto the real economy and policy-setting behavior. We continue to tactically trade duration with an emphasis on country differentiation.

Within credit, we remain constructive on high yield, based on what we consider to be reasonable valuations, favorable company fundamentals, and a relatively benign default outlook. In many sectors, particularly those leveraged to U.S. consumer demand, we have a positive view based on what we consider to be attractive valuations and favorable company fundamentals overall. We remain cautious, however, on many issuers in the Energy and Metals & Mining sectors.

Our outlook on securitized sectors, including commercial mortgage backed securities (CMBS) and asset backed securities (ABS), remains favorable. Our longer term outlook on CMBS is constructive due to what we believe to be favorable commercial real estate fundamentals and more compelling valuations. A strengthening employment picture combined with low energy prices may continue to benefit consumers, especially those with a lower income, and may support the ABS sector. We believe that auto collateral performance has deteriorated modestly, but in a predictable fashion for this stage in the cycle. Overall, we continue to be constructive on the ABS sector driven by strong consumer fundamentals.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Aaa/AAA	53.8%
Aa/AA	13.3
A	2.2
Baa/BBB	2.9
Ba/BB	1.6
B	7.9
Caa/CCC or Lower	3.5
Not Rated	5.5
Non-Debt Securities and Other Short-Term Instruments	3.8
Other Assets & Liabilities	5.5

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of October 31, 2015

Category	Percentage of Net Assets
Equity Securities
Convertible Preferred Stocks	0.1%
Preferred Stocks	0.1

Total	0.2%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	13.8%
Convertible Bonds	0.0
Corporate Bonds	9.6
Foreign Government Obligations	53.2
Senior Floating Rate Interests	2.5
U.S. Government Agencies	0.5
U.S. Government Securities	11.1

Total	90.7%

Short-Term Investments	3.5
Purchased Options	0.1
Other Assets & Liabilities	5.5

Total	100.0%

58

Fixed Income Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2015 through October 31, 2015, except as noted below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hartford Duration-Hedged Strategic Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$973.00	$2.19	$1,000.00	$1,022.99	$2.24	0.44%	184	365
Class C	$1,000.00	$969.00	$6.05	$1,000.00	$1,019.06	$6.21	1.22%	184	365
Class I	$1,000.00	$973.40	$0.65	$1,000.00	$1,024.55	$0.66	0.13%	184	365
Class R3	$1,000.00	$970.80	$4.27	$1,000.00	$1,020.87	$4.38	0.86%	184	365
Class R4	$1,000.00	$972.30	$2.78	$1,000.00	$1,022.38	$2.85	0.56%	184	365
Class R5	$1,000.00	$973.80	$1.29	$1,000.00	$1,023.90	$1.33	0.26%	184	365
Class Y	$1,000.00	$974.20	$0.80	$1,000.00	$1,024.40	$0.82	0.16%	184	365

(1)	Ratios do not include expenses of the Underlying Funds, if any.

59

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Emerging Markets Local Debt Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$892.00	$5.96	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class C	$1,000.00	$888.20	$9.47	$1,000.00	$1,015.17	$10.11	1.99%	184	365
Class I	$1,000.00	$892.90	$4.44	$1,000.00	$1,020.52	$4.74	0.93%	184	365
Class R3	$1,000.00	$890.50	$7.39	$1,000.00	$1,017.39	$7.88	1.55%	184	365
Class R4	$1,000.00	$891.90	$5.96	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class R5	$1,000.00	$893.30	$4.53	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class Y	$1,000.00	$893.10	$4.29	$1,000.00	$1,020.67	$4.58	0.90%	184	365

The Hartford Floating Rate Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$974.40	$4.88	$1,000.00	$1,020.27	$4.99	0.98%	184	365
Class B	$1,000.00	$971.70	$8.70	$1,000.00	$1,016.38	$8.89	1.75%	184	365
Class C	$1,000.00	$970.70	$8.64	$1,000.00	$1,016.43	$8.84	1.74%	184	365
Class I	$1,000.00	$975.90	$3.49	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class R3	$1,000.00	$973.20	$6.22	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class R4	$1,000.00	$974.30	$4.98	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class R5	$1,000.00	$975.80	$3.49	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class Y	$1,000.00	$976.00	$3.24	$1,000.00	$1,021.93	$3.31	0.65%	184	365
The Hartford Floating Rate High Income Fund
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$963.20	$5.20	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class C	$1,000.00	$960.60	$8.90	$1,000.00	$1,016.13	$9.15	1.80%	184	365
Class I	$1,000.00	$964.50	$3.96	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class R3	$1,000.00	$962.60	$6.68	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class R4	$1,000.00	$964.10	$5.20	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class R5	$1,000.00	$964.60	$3.71	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class Y	$1,000.00	$964.60	$3.57	$1,000.00	$1,021.58	$3.67	0.72%	184	365

60

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford High Yield Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$963.80	$5.20	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class B	$1,000.00	$961.10	$8.90	$1,000.00	$1,016.13	$9.15	1.80%	184	365
Class C	$1,000.00	$961.20	$8.90	$1,000.00	$1,016.13	$9.15	1.80%	184	365
Class I	$1,000.00	$966.60	$3.97	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class R3	$1,000.00	$963.60	$6.68	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class R4	$1,000.00	$965.10	$5.20	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class R5	$1,000.00	$966.50	$3.72	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class Y	$1,000.00	$966.70	$3.47	$1,000.00	$1,021.68	$3.57	0.70%	184	365
The Hartford Inflation Plus Fund
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$977.80	$4.24	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class B	$1,000.00	$974.20	$7.96	$1,000.00	$1,017.14	$8.13	1.60%	184	365
Class C	$1,000.00	$973.20	$7.96	$1,000.00	$1,017.14	$8.13	1.60%	184	365
Class I	$1,000.00	$978.10	$2.99	$1,000.00	$1,022.18	$3.06	0.60%	184	365
Class R3	$1,000.00	$975.60	$5.98	$1,000.00	$1,019.16	$6.11	1.20%	184	365
Class R4	$1,000.00	$976.90	$4.48	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class R5	$1,000.00	$979.00	$2.99	$1,000.00	$1,022.18	$3.06	0.60%	184	365
Class Y	$1,000.00	$979.10	$2.74	$1,000.00	$1,022.43	$2.80	0.55%	184	365

Hartford Municipal Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 29, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 29, 2015 through October 31, 2015	Beginning Account Value May 29, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 29, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A(1)	$1,000.00	$1,016.70	$2.92	$1,000.00	$1,018.07	$2.92	0.69%	153	365
Class C(1)	$1,000.00	$1,013.50	$6.08	$1,000.00	$1,014.92	$6.08	1.44%	153	365
Class I(1)	$1,000.00	$1,017.70	$1.86	$1,000.00	$1,019.12	$1.86	0.44%	153	365
(1) Commenced operations on May 29, 2015.

61

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Municipal Opportunities Fund
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,015.90	$3.51	$1,000.00	$1,021.73	$3.52	0.69%	184	365
Class B	$1,000.00	$1,013.30	$7.31	$1,000.00	$1,017.95	$7.32	1.44%	184	365
Class C	$1,000.00	$1,012.10	$7.30	$1,000.00	$1,017.95	$7.32	1.44%	184	365
Class I	$1,000.00	$1,017.20	$2.24	$1,000.00	$1,022.99	$2.24	0.44%	184	365
The Hartford Municipal Real Return Fund
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$996.30	$3.47	$1,000.00	$1,021.73	$3.52	0.69%	184	365
Class B	$1,000.00	$991.30	$7.23	$1,000.00	$1,017.95	$7.32	1.44%	184	365
Class C	$1,000.00	$991.40	$7.23	$1,000.00	$1,017.95	$7.32	1.44%	184	365
Class I	$1,000.00	$996.60	$2.21	$1,000.00	$1,022.99	$2.24	0.44%	184	365
Class Y	$1,000.00	$996.40	$2.21	$1,000.00	$1,022.99	$2.24	0.44%	184	365
Hartford Municipal Short Duration Fund
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 29, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 29, 2015 through October 31, 2015	Beginning Account Value May 29, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 29, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A(1)	$1,000.00	$1,009.10	$2.91	$1,000.00	$1,018.07	$2.92	0.69%	153	365
Class C(1)	$1,000.00	$1,005.30	$6.05	$1,000.00	$1,014.92	$6.08	1.44%	153	365
Class I(1)	$1,000.00	$1,010.10	$1.85	$1,000.00	$1,019.12	$1.86	0.44%	153	365
(1) Commenced operations on May 29, 2015.

62

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Quality Bond Fund
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,001.90	$4.44	$1,000.00	$1,020.77	$4.48	0.88%	184	365
Class C	$1,000.00	$998.70	$8.11	$1,000.00	$1,017.09	$8.19	1.61%	184	365
Class I	$1,000.00	$1,003.40	$2.93	$1,000.00	$1,022.28	$2.96	0.58%	184	365
Class R3	$1,000.00	$1,000.10	$6.30	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class R4	$1,000.00	$1,001.50	$4.79	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class R5	$1,000.00	$1,003.00	$3.28	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class Y	$1,000.00	$1,003.30	$3.03	$1,000.00	$1,022.18	$3.06	0.60%	184	365

The Hartford Short Duration Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$997.30	$4.28	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class B	$1,000.00	$997.40	$4.28	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class C	$1,000.00	$993.50	$8.04	$1,000.00	$1,017.14	$8.13	1.60%	184	365
Class I	$1,000.00	$998.80	$2.77	$1,000.00	$1,022.43	$2.80	0.55%	184	365
Class R3	$1,000.00	$996.80	$5.79	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class R4	$1,000.00	$998.30	$4.28	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class R5	$1,000.00	$998.80	$2.77	$1,000.00	$1,022.43	$2.80	0.55%	184	365
Class Y	$1,000.00	$999.90	$2.62	$1,000.00	$1,022.58	$2.65	0.52%	184	365
The Hartford Strategic Income Fund
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$975.50	$4.73	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class B	$1,000.00	$970.40	$8.44	$1,000.00	$1,016.64	$8.64	1.70%	184	365
Class C	$1,000.00	$970.60	$8.44	$1,000.00	$1,016.64	$8.64	1.70%	184	365
Class I	$1,000.00	$976.80	$3.49	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class R3	$1,000.00	$972.80	$6.22	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class R4	$1,000.00	$974.40	$4.73	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class R5	$1,000.00	$975.90	$3.24	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class R6	$1,000.00	$976.40	$2.69	$1,000.00	$1,022.48	$2.75	0.54%	184	365
Class Y	$1,000.00	$976.10	$2.99	$1,000.00	$1,022.18	$3.06	0.60%	184	365

63

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Total Return Bond Fund
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$990.30	$4.36	$1,000.00	$1,020.82	$4.43	0.87%	184	365
Class B	$1,000.00	$985.50	$8.11	$1,000.00	$1,017.04	$8.24	1.62%	184	365
Class C	$1,000.00	$985.70	$8.06	$1,000.00	$1,017.09	$8.19	1.61%	184	365
Class I	$1,000.00	$991.90	$2.76	$1,000.00	$1,022.43	$2.80	0.55%	184	365
Class R3	$1,000.00	$988.30	$5.86	$1,000.00	$1,019.31	$5.96	1.17%	184	365
Class R4	$1,000.00	$989.80	$4.26	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class R5	$1,000.00	$991.30	$2.81	$1,000.00	$1,022.38	$2.85	0.56%	184	365
Class R6	$1,000.00	$991.10	$2.61	$1,000.00	$1,022.58	$2.65	0.52%	184	365
Class Y	$1,000.00	$991.90	$2.26	$1,000.00	$1,022.94	$2.29	0.45%	184	365
The Hartford Unconstrained Bond Fund
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$986.60	$4.96	$1,000.00	$1,020.22	$5.04	0.99%	184	365
Class B	$1,000.00	$982.80	$8.70	$1,000.00	$1,016.43	$8.84	1.74%	184	365
Class C	$1,000.00	$981.90	$8.69	$1,000.00	$1,016.43	$8.84	1.74%	184	365
Class I	$1,000.00	$986.90	$3.71	$1,000.00	$1,021.48	$3.77	0.74%	184	365
Class R3	$1,000.00	$985.10	$6.45	$1,000.00	$1,018.70	$6.56	1.29%	184	365
Class R4	$1,000.00	$986.50	$4.96	$1,000.00	$1,020.22	$5.04	0.99%	184	365
Class R5	$1,000.00	$988.00	$3.46	$1,000.00	$1,021.73	$3.52	0.69%	184	365
Class Y	$1,000.00	$988.00	$3.46	$1,000.00	$1,021.73	$3.52	0.69%	184	365

64

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford World Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses paid during the period May 1, 2015 through October 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,002.70	$5.30	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class C	$1,000.00	$999.80	$9.02	$1,000.00	$1,016.18	$9.10	1.79%	184	365
Class I	$1,000.00	$1,004.90	$3.94	$1,000.00	$1,021.27	$3.97	0.78%	184	365
Class R3	$1,000.00	$1,000.90	$6.81	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class R4	$1,000.00	$1,002.60	$5.30	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class R5	$1,000.00	$1,005.10	$3.79	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class R6	$1,000.00	$1,005.40	$3.59	$1,000.00	$1,021.63	$3.62	0.71%	184	365
Class Y	$1,000.00	$1,005.40	$3.44	$1,000.00	$1,021.78	$3.47	0.68%	184	365

65

Hartford Duration-Hedged Strategic Income Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 96.2%
	Taxable Fixed Income Funds - 96.2%
1,555,632	The Hartford Strategic Income Fund	$13,253,984

	Total Affiliated Investment Companies (cost $14,120,967)	$13,253,984

	Total Long-Term Investments (cost $14,120,967)	$13,253,984

SHORT-TERM INVESTMENTS - 2.4%
	Other Investment Pools & Funds - 2.4%
336,378	BlackRock Liquidity Funds TempFund Portfolio	$336,378

	Total Short-Term Investments (cost $336,378)	$336,378

Total Investments (cost $14,457,345) ^	98.6%	$13,590,362
Other Assets and Liabilities	1.4%	186,287

Total Net Assets	100.0%	$13,776,649

The accompanying notes are an integral part of these financial statements.

66

Hartford Duration-Hedged Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $14,602,415 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$0
Unrealized Depreciation	(1,012,053)

Net Unrealized Depreciation	$(1,012,053)

Futures Contracts Outstanding at October 31, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10-Year Note Future	25	12/21/2015	$3,184,439	$3,192,187	$(7,748)
U.S. Treasury 2-Year Note Future	14	12/31/2015	3,063,567	3,061,188	2,379
U.S. Treasury 5-Year Note Future	32	12/31/2015	3,830,168	3,832,750	(2,582)
U.S. Treasury CME Ultra Long Term Bond Future	1	12/21/2015	158,358	159,750	(1,392)
U.S. Treasury Long Bond Future	10	12/21/2015	1,545,372	1,564,375	(19,003)

Total					$(28,346)

Total futures contracts					$(28,346)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

67

Hartford Duration-Hedged Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Affiliated Investment Companies	$13,253,984	$13,253,984	$—	$—
Short-Term Investments	336,378	336,378	—	—
Futures Contracts (2)	2,379	2,379	—	—

Total	$13,592,741	$13,592,741	$—	$—

Liabilities
Futures Contracts (2)	$(30,725)	$(30,725)	$—	$—

Total	$(30,725)	$(30,725)	$—	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

68

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 39.3%
		Argentina - 0.9%
$	779,100	Aeropuertos Argentina 2000 SA 10.75%, 12/01/2020 (1)	$804,343
	950,000	YPF S.A. 8.75%, 04/04/2024 (2)	962,777

			1,767,120

		Barbados - 0.4%
	780,000	Columbus International, Inc. 7.38%, 03/30/2021 (1)	811,200

		Bermuda - 2.0%
		Digicel Group Ltd.
	820,000	7.13%, 04/01/2022 (1)	676,500
	785,000	7.13%, 04/01/2022 (2)	647,625
		GCX Ltd.
	415,000	7.00%, 08/01/2019 (1)	404,483
	360,000	7.00%, 08/01/2019 (2)	350,877
	1,180,000	Inkia Energy Ltd. 8.38%, 04/04/2021 (1)	1,206,550
	660,000	Kosmos Energy Ltd. 7.88%, 08/01/2021 (2)	574,200

			3,860,235

		Brazil - 0.6%
	515,000	Samarco Mineracao S.A. 5.38%, 09/26/2024 (1)	441,613
	775,000	Votorantim Cimentos S.A. 7.25%, 04/05/2041 (1)	649,295

			1,090,908

		British Virgin Islands - 3.9%
	800,000	CLP Power HK Finance Ltd. 4.25%, 11/07/2019 (1)(3)(4)	802,234
	1,000,000	CNPC General Capital Ltd. 3.40%, 04/16/2023 (1)	977,291
	1,030,000	FPC Treasury Ltd. 4.50%, 04/16/2023 (1)	1,019,700
	1,485,000	HLP Finance Ltd. 4.75%, 06/25/2022 (1)	1,546,277
	915,000	PCCW Capital No 4 Ltd. 5.75%, 04/17/2022 (1)	986,075
	1,500,000	SmarTone Finance Ltd. 3.88%, 04/08/2023 (1)	1,432,068
	940,000	Star Energy Geothermal Wayang Windu Ltd. 6.13%, 03/27/2020 (1)	914,150

			7,677,795

		Cayman Islands - 5.1%
	800,000	Alibaba Group Holding Ltd. 3.13%, 11/28/2021 (1)	787,661
	805,000	Alliance Global Group Cayman Islands, Inc. 6.50%, 08/18/2017 (1)	846,055
	850,000	Alpha Star Holding Ltd. 4.97%, 04/09/2019 (1)	779,861
		Comcel Trust via Comunicaciones Celulares S.A.
	800,000	6.88%, 02/06/2024 (1)	638,000
	285,000	6.88%, 02/06/2024 (2)	227,287
	1,040,000	Emirates NBD Tier 1 Ltd. 5.75%, 05/30/2019 (1)(3)(4)	1,042,600

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 39.3% - (continued)
		Cayman Islands - 5.1% - (continued)
$	675,000	Geely Automobile Holdings Ltd. 5.25%, 10/06/2019 (1)	$691,875
	765,000	KWG Property Holding Ltd. 8.98%, 01/14/2019 (1)	811,130
	735,000	MAF Global Securities Ltd. 7.13%, 10/29/2018 (1)(3)(4)	760,843
		MIE Holdings Corp.
	200,000	6.88%, 02/06/2018 (1)	121,126
	615,000	7.50%, 04/25/2019 (2)	358,228
	715,000	New World China Land Ltd. 5.38%, 11/06/2019 (1)	750,957
		Semiconductor Manufacturing International Corp.
	705,000	4.13%, 10/07/2019 (2)	703,511
	200,000	4.13%, 10/07/2019 (1)	199,578
	475,000	Shimao Property Holdings Ltd. 8.38%, 02/10/2022 (1)	511,469
	600,000	UOB Cayman Ltd. 5.80%, 03/15/2016 (1)(3)(4)	606,938

			9,837,119

		Chile - 0.9%
	750,000	Cencosud S.A. 5.15%, 02/12/2025 (2)	735,096
		Empresa Electrica Angamos S.A.
	350,000	4.88%, 05/25/2029 (1)	328,474
	655,000	4.88%, 05/25/2029 (2)	614,716

			1,678,286

		China - 0.3%
	665,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025 (2)	672,732

		Colombia - 1.8%
	775,000	Banco de Bogota S.A. 5.38%, 02/19/2023 (1)	774,225
	1,050,000	Colombia Telecomunicaciones S.A. ESP 8.50%, 03/30/2020 (2)(3)(4)	938,437
COP	2,406,000,000	Emgesa S.A. ESP 8.75%, 01/25/2021 (1)	840,896
$	710,000	Empresa de Energia de Bogota S.A. ESP 6.13%, 11/10/2021 (1)	740,175
COP	280,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023 (2)	85,054
	448,000,000	Empresas Publicas de Medellin ESP 8.38%, 02/01/2021 (1)	153,792

			3,532,579

		Croatia - 0.1%
$	205,000	Hrvatska Elektropivreda 5.88%, 10/23/2022 (2)	206,568

		Hong Kong - 0.9%
	905,000	Bank of East Asia Ltd. 4.25%, 11/20/2024 (1)(4)	897,557
	790,000	Hero Asia Investment Ltd. 5.25%, 12/07/2015 (1)(3)(4)	789,349

			1,686,906

		India - 2.0%
	800,000	Bharti Airtel Ltd. 4.38%, 06/10/2025 (2)	804,892

The accompanying notes are an integral part of these financial statements.

69

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 39.3% - (continued)
		India - 2.0% - (continued)
		ICICI Bank Ltd.
$	775,000	6.38%, 04/30/2022 (1)(4)	$795,305
	760,000	Indian Oil Corp. Ltd. 5.75%, 08/01/2023 (1)	834,450
	860,000	ONGC Videsh Ltd. 3.75%, 05/07/2023 (1)	846,549
	765,000	Reliance Industries Ltd. 4.88%, 02/10/2045 (2)	706,681

			3,987,877

		Ireland - 0.7%
	350,000	Borets Finance Ltd. 7.63%, 09/26/2018 (1)	288,050
	1,120,000	Vnesheconombank Via VEB Finance PLC 6.90%, 07/09/2020 (1)	1,142,758

			1,430,808

		Kazakhstan - 1.4%
	790,000	Halyk Savings Bank of Kazakhstan JSC 7.25%, 01/28/2021 (1)	806,590
	1,050,000	KazMunayGas National Co. JSC 4.88%, 05/07/2025 (1)	924,000
		Nostrum Oil & Gas Finance B.V.
	275,000	6.38%, 02/14/2019 (2)	223,366
	1,050,000	6.38%, 02/14/2019 (1)	852,852

			2,806,808

		Luxembourg - 3.3%
	755,000	Altice Finco S.A. 8.13%, 01/15/2024 (1)	751,225
ZAR	475,000	European Investment Bank 0.00%, 12/31/2018 (5)	26,993
$	1,050,000	Gazprom Neft OAO Via GPN Capital S.A. 4.38%, 09/19/2022 (1)	932,085
	595,000	MHP S.A. 8.25%, 04/02/2020 (1)	513,366
	835,000	Millicom International Cellular S.A. 6.00%, 03/15/2025 (2)	686,788
	1,230,000	Offshore Drilling Holding S.A. 8.38%, 09/20/2020 (1)	984,000
	1,045,000	Petrobras Global Finance B.V. 5.38%, 01/27/2021	850,369
	1,765,000	VTB Bank OJSC Via VTB Capital S.A. 6.95%, 10/17/2022 (1)	1,688,081

			6,432,907

		Mauritius - 0.4%
	820,000	MTN Mauritius Investments Ltd. 4.76%, 11/11/2024 (2)	754,564

		Mexico - 3.3%
		Alpek S.A.B. de C.V.
	345,000	5.38%, 08/08/2023 (2)	362,578
	450,000	5.38%, 08/08/2023 (1)	472,928
	430,000	Axtel S.A.B. de C.V. 9.00%, 09/22/2019 (1)	431,075
	1,310,000	BBVA Bancomer S.A./Grand Cayman 6.01%, 05/17/2022 (1)(4)	1,336,200
	810,000	Credito Real S.A.B. de C.V. 7.50%, 03/13/2019 (1)	835,110
	800,000	Mexichem S.A.B. de C.V. 6.75%, 09/19/2042 (1)	803,000

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 39.3% - (continued)
		Mexico - 3.3% - (continued)
MXN	37,500,000	Petroleos Mexicanos 7.47%, 11/12/2026	$2,081,956

			6,322,847

		Morocco - 0.4%
$	720,000	OCP S.A. 6.88%, 04/25/2044 (1)	748,800

		Netherlands - 3.6%
	685,000	CIMPOR Financial Operations B.V. 5.75%, 07/17/2024 (2)	451,244
		FBN Finance Co. B.V.
	565,000	8.00%, 07/23/2021 (2)(4)	436,575
	360,000	8.25%, 08/07/2020 (1)(4)	292,601
	550,000	GTB Finance B.V. 6.00%, 11/08/2018 (1)	518,375
	975,000	ICTSI Treasury B.V. 5.88%, 09/17/2025 (1)	1,041,768
	675,000	Listrindo Capital B.V. 6.95%, 02/21/2019 (1)	698,676
		Myriad International Holdings B.V.
	1,000,000	5.50%, 07/21/2025 (2)	979,660
	330,000	5.50%, 07/21/2025 (1)	323,288
		Petrobras Global Finance B.V.
	40,000	4.88%, 03/17/2020	32,700
	220,000	5.63%, 05/20/2043	144,276
	215,000	6.75%, 01/27/2041	151,704
		VTR Finance B.V.
	700,000	6.88%, 01/15/2024 (2)	677,250
	1,305,000	6.88%, 01/15/2024 (1)	1,262,587

			7,010,704

		Nigeria - 0.2%
	500,000	Access Bank PLC 9.25%, 06/24/2021 (1)(4)	432,500

		Peru - 1.0%
	786,000	Banco de Credito del Peru/Panama 6.88%, 09/16/2026 (1)(4)	876,154
		Union Andina de Cementos SAA
	850,000	5.88%, 10/30/2021 (2)	851,062
	150,000	5.88%, 10/30/2021 (1)	150,188

			1,877,404

		Philippines - 0.4%
	790,000	SM Investments Corp. 4.88%, 06/10/2024 (1)	798,359

		Singapore - 1.4%
	1,025,000	ABJA Investment Co. Pte Ltd. 5.95%, 07/31/2024 (1)	954,193
	740,000	Theta Capital Pte Ltd. 6.13%, 11/14/2020 (1)	716,105
	995,000	United Overseas Bank Ltd. 3.75%, 09/19/2024 (1)(4)	1,013,199

			2,683,497

		South Africa - 0.1%
		Eskom Holdings SOC Ltd.
ZAR	2,060,000	0.00%, 08/18/2027 (5)	31,382
	700,000	0.00%, 12/31/2032 (5)	6,016
	1,000,000	Transnet SOC Ltd. 10.00%, 03/30/2029 (1)	66,566

			103,964

The accompanying notes are an integral part of these financial statements.

70

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 39.3% - (continued)
		South Korea - 0.7%
		Woori Bank
$	1,075,000	4.75%, 04/30/2024 (2)	$1,107,083
	200,000	4.75%, 04/30/2024 (1)	205,969

			1,313,052

		Thailand - 1.1%
	425,000	Krung Thai Bank PCL/Cayman Islands 5.20%, 12/26/2024 (1)(4)	431,915
	450,000	Krung Thai Bank PCL/Singapore 7.38%, 10/10/2016 (1)(3)(4)	454,852
		PTT Exploration & Production PCL
	1,025,000	4.88%, 06/18/2019 (2)(3)(4)	1,011,163
	200,000	4.88%, 12/29/2049 (1)(3)(4)	197,300

			2,095,230

		Turkey - 1.1%
	875,000	Turkiye Sinai Kalkinma Bankasi A/S 5.38%, 10/30/2019 (1)	887,539
	1,165,000	Yasar Holdings A/S 8.88%, 05/06/2020 (2)	1,191,212

			2,078,751

		United Arab Emirates - 0.2%
	450,000	DP World Ltd. 6.85%, 07/02/2037 (1)	475,313

		United Kingdom - 0.4%
ZAR	550,000	European Bank for Reconstruction & Development 0.00%, 12/31/2020 (5)	26,327
$	975,000	Tullow Oil PLC 6.25%, 04/15/2022 (1)	734,175

			760,502

		United States - 0.7%
	705,000	Cemex Finance LLC 9.38%, 10/12/2022 (1)	766,688
	610,000	Southern Copper Corp. 6.75%, 04/16/2040	581,976

			1,348,664

		Total Corporate Bonds (cost $80,198,472)	$76,283,999

FOREIGN GOVERNMENT OBLIGATIONS - 55.5%
		Argentina - 0.5%
	385,000	City of Buenos Aires Argentina 8.95%, 02/19/2021 (2)	$406,175
	500,045	Provincia de Buenos Aires 9.95%, 06/09/2021 (2)	515,046

			921,221

		Brazil - 5.0%
BRL	36,450,000	Brazil Letras do Tesouro Nacional 0.00%, 01/01/2019 (5)	5,928,065
		Brazil Notas do Tesouro Nacional Series F
	8,134,000	10.00%, 01/01/2018	1,906,070
	9,736,000	10.00%, 01/01/2025	1,850,711

			9,684,846

		Bulgaria - 0.4%
EUR	680,000	Bulgaria Government International Bond 2.95%, 09/03/2024 (1)	776,327

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 55.5% - (continued)
		Chile - 0.1%
CLP	82,500,000	Chile Government International Bond 5.50%, 08/05/2020	$123,710

		Colombia - 4.2%
		Colombian TES
COP	3,305,400,000	7.25%, 06/15/2016	1,152,473
	9,408,600,000	7.50%, 08/26/2026	3,131,625
	4,932,200,000	7.75%, 09/18/2030	1,609,891
	3,323,500,000	10.00%, 07/24/2024	1,303,436
	1,945,400,000	11.00%, 07/24/2020	773,963
	484,000,000	11.25%, 10/24/2018	186,965

			8,158,353

		Hungary - 3.8%
		Hungary Government Bond
HUF	383,060,000	2.50%, 06/22/2018	1,375,816
	392,400,000	6.50%, 06/24/2019	1,590,576
	78,670,000	6.75%, 02/24/2017	299,438
	957,230,000	7.50%, 11/12/2020	4,159,956

			7,425,786

		Indonesia - 4.7%
		Indonesia Treasury Bond
IDR	19,412,000,000	6.63%, 05/15/2033	1,095,862
	9,228,000,000	7.00%, 05/15/2027	576,104
	14,669,000,000	8.25%, 06/15/2032	979,623
	68,782,000,000	8.38%, 03/15/2024	4,894,917
	22,667,000,000	9.00%, 03/15/2029	1,643,583

			9,190,089

		Malaysia - 2.6%
		Malaysia Government Bond
MYR	1,570,000	3.58%, 09/28/2018	367,061
	2,320,000	3.65%, 10/31/2019	538,381
	5,765,000	3.84%, 04/15/2033	1,218,173
	745,000	3.89%, 07/31/2020	173,547
	2,820,000	4.05%, 09/30/2021	655,897
	3,911,000	4.26%, 09/15/2016	921,261
	5,240,000	4.50%, 04/15/2030	1,234,352

			5,108,672

		Mexico - 6.8%
		Mexican Bonos
MXN	13,822,700	5.75%, 03/05/2026	811,434
	36,425,000	7.50%, 06/03/2027	2,429,719
	8,238,500	7.75%, 11/23/2034	559,826
	5,077,000	7.75%, 11/13/2042	344,903
	2,313,900	8.00%, 06/11/2020	156,407
	45,491,600	8.00%, 12/07/2023	3,134,769
	8,460,900	8.50%, 11/18/2038	618,276
	1,894,600	10.00%, 12/05/2024	146,818
	790,000	10.00%, 11/20/2036	65,901
		Mexican Udibonos
	33,416,930	2.50%, 12/10/2020 (6)	2,072,793
	12,812,444	4.00%, 06/13/2019 (6)	840,822
	9,129,892	4.00%, 11/15/2040 (6)	588,044
	20,022,975	4.50%, 12/04/2025 (6)	1,377,177

			13,146,889

		Peru - 1.7%
		Peru Government Bond
PEN	2,980,000	5.70%, 08/12/2024	839,890
	2,143,000	6.85%, 02/12/2042	593,023

The accompanying notes are an integral part of these financial statements.

71

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 55.5% - (continued)
		Peru - 1.7% - (continued)
PEN	1,995,000	6.90%, 08/12/2037	$569,191
	3,445,000	6.95%, 08/12/2031	1,010,052
	684,000	8.20%, 08/12/2026	224,487

			3,236,643

		Poland - 8.9%
		Poland Government Bond
PLN	18,675,000	1.79%, 01/25/2019 (4)	4,797,842
	625,000	2.50%, 07/25/2018	164,864
	3,840,000	2.50%, 07/25/2026	964,583
	8,065,000	3.25%, 07/25/2025	2,191,939
	12,380,000	4.00%, 10/25/2023	3,535,221
	17,025,000	4.75%, 10/25/2016	4,540,655
	1,630,000	5.75%, 09/23/2022	510,215
	1,325,000	5.75%, 04/25/2029	448,978

			17,154,297

		Romania - 1.1%
		Romania Government Bond
RON	345,000	4.75%, 02/24/2025	94,495
	7,060,000	5.85%, 04/26/2023	2,061,573

			2,156,068

		Russia - 3.7%
		Russian Federal Bond - OFZ
RUB	59,425,000	6.40%, 05/27/2020	813,402
	9,635,000	7.00%, 01/25/2023	128,918
	15,500,000	7.00%, 08/16/2023	205,961
	144,290,000	7.05%, 01/19/2028	1,819,111
	38,975,000	7.60%, 04/14/2021	553,523
	47,140,000	7.60%, 07/20/2022	656,840
	218,596,000	8.15%, 02/03/2027	3,041,014

			7,218,769

		South Africa - 6.7%
		South Africa Government Bond
ZAR	10,917,218	6.25%, 03/31/2036	590,669
	5,410,000	6.50%, 02/28/2041	293,349
	49,815,000	6.75%, 03/31/2021	3,425,209
	37,225,000	7.00%, 02/28/2031	2,279,927
	28,825,000	7.75%, 02/28/2023	2,045,390
	42,235,000	8.00%, 01/31/2030	2,871,339
	14,725,000	8.25%, 03/31/2032	1,013,032
	5,940,000	8.50%, 01/31/2037	407,486

			12,926,401

		Thailand - 1.3%
		Thailand Government Bond
THB	21,985,000	3.63%, 06/16/2023	659,177
	11,370,000	3.78%, 06/25/2032	342,862
	26,545,000	3.85%, 12/12/2025	824,854
	16,905,000	4.88%, 06/22/2029	583,346

			2,410,239

		Turkey - 3.9%
		Turkey Government Bond
TRY	1,820,000	7.40%, 02/05/2020	573,705
	4,925,000	8.00%, 03/12/2025	1,528,821
	1,070,000	8.50%, 07/10/2019	352,336
	5,000,000	8.80%, 09/27/2023	1,630,994
	305,000	9.00%, 01/27/2016	104,287
	5,020,000	9.00%, 07/24/2024	1,647,849

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 55.5% - (continued)
		Turkey - 3.9% - (continued)
TRY	475,000	9.50%, 01/12/2022	$160,647
	4,600,000	10.40%, 03/20/2024	1,637,786

			7,636,425

		Uruguay - 0.1%
UYU	8,602,664	Uruguay Government International Bond 4.38%, 12/15/2028 (6)	257,334

		Total Foreign Government Obligations (cost $123,850,638)	$107,532,069

		Total Long-Term Investments (cost $204,049,110)	$183,816,068

SHORT-TERM INVESTMENTS - 5.3%
		Other Investment Pools & Funds - 5.3%
	10,201,823	BlackRock Liquidity Funds TempFund Portfolio	10,201,823

		Total Short-Term Investments (cost $10,201,823)	$10,201,823

Total Investments Excluding Purchased Options (cost $214,250,933)	100.1%	$194,017,891

Total Purchased Options (cost $618,854)	0.3%	$564,797

Total Investments (cost $214,869,787) ^	100.4%	$194,582,688
Other Assets and Liabilities	(0.4)%	(799,454)

Total Net Assets	100.0%	$193,783,234

The accompanying notes are an integral part of these financial statements.

72

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $217,446,947 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,355,787
Unrealized Depreciation	(25,220,046)

Net Unrealized Depreciation	$(22,864,259)

(1)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $55,805,401, which represents 28.8% of total net assets.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $18,242,447, which represents 9.4% of total net assets.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(5)	Security is a zero-coupon bond.

(6)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

OTC Option Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/KRW Put	BOA	1,164.00 USD per KRW	04/06/16	USD	2,033,000	$49,975	$72,808	$(22,833)
USD Call/KRW Put	DEUT	1,164.00 USD per KRW	11/05/15	USD	2,033,000	1,403	3,253	(1,850)
USD Call/PEN Put	CBK	3.30 USD per PEN	01/20/16	USD	3,087,000	59,363	34,096	25,267
USD Call/PHP Put	JPM	49.30 USD per PHP	03/28/16	USD	4,356,000	22,986	41,817	(18,831)
USD Call/PLN Put	DEUT	3.90 USD per PLN	12/16/15	USD	2,924,000	34,942	73,276	(38,334)

Total Calls					14,433,000	$168,669	$225,250	$(56,581)

Puts
EUR Put/PLN Call	JPM	4.07 EUR per PLN	11/26/15	EUR	2,660,000	$237	$37,208	$(36,971)
USD Put/IDR Call	DEUT	14,000.00 USD per IDR	11/05/15	USD	2,033,000	47,717	45,743	1,974
USD Put/IDR Call	JPM	13,175.00 USD per IDR	01/20/16	USD	2,845,000	16,396	21,195	(4,799)
USD Put/MYR Call	JPM	3.86 USD per MYR	03/28/16	USD	2,178,000	9,969	36,155	(26,186)
USD Put/THB Call	JPM	36.45 USD per THB	03/30/16	USD	4,301,000	130,122	89,503	40,619
USD Put/TRY Call	CBK	2.84 USD per TRY	04/26/16	USD	4,020,000	36,196	44,220	(8,024)

Total Puts					18,037,000	$240,637	$274,024	$(33,387)

Total purchased option contracts					32,470,000	$409,306	$499,274	$(89,968)

Written option contracts:
Calls
USD Call/KRW Put	BOA	1,164.00 USD per KRW	11/05/15	USD	(2,033,000)	$(1,403)	$(25,069)	$23,666
USD Call/KRW Put	DEUT	1,174.00 USD per KRW	11/30/15	USD	(2,033,000)	(8,410)	(10,307)	1,897
USD Call/MYR Put	JPM	4.56 USD per MYR	03/28/16	USD	(2,178,000)	(54,900)	(43,124)	(11,776)
USD Call/PEN Put	MSC	3.39 USD per PEN	11/20/15	USD	(2,432,000)	(3,449)	(14,787)	11,338
USD Call/PLN Put	DEUT	4.00 USD per PLN	12/16/15	USD	(2,924,000)	(15,880)	(21,345)	5,465

Total Calls					(11,600,000)	$(84,042)	$(114,632)	$30,590

The accompanying notes are an integral part of these financial statements.

73

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Option Contracts Outstanding at October 31, 2015 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts
EUR Put/PLN Call	DEUT	4.00 EUR per PLN	11/26/15	EUR	(2,660,000)$	$(44)	$(11,557)	$11,513
USD Put/IDR Call	DEUT	13,690.00 USD per IDR	12/01/15	USD	(2,033,000)	(27,016)	(23,969)	(3,047)
USD Put/IDR Call	CBK	14,000.00 USD per IDR	11/05/15	USD	(2,033,000)	(47,717)	(7,929)	(39,788)
USD Put/INR Call	DEUT	65.25 USD per INR	12/18/15	USD	(2,009,000)	(9,989)	(14,987)	4,998
USD Put/PEN Call	CBK	3.05 USD per PEN	01/20/16	USD	(3,087,000)	(318)	(19,278)	18,960
USD Put/PHP Call	JPM	46.11 USD per PHP	03/28/16	USD	(4,356,000)	(24,903)	(28,532)	3,629
USD Put/PLN Call	DEUT	3.64 USD per PLN	12/16/15	USD	(2,924,000)	(3,395)	(58,012)	54,617
USD Put/RUB Call	CBK	65.77 USD per RUB	03/18/16	USD	(3,378,000)	(164,789)	(126,236)	(38,553)
USD Put/THB Call	JPM	35.45 USD per THB	11/27/15	USD	(4,301,000)	(27,105)	(39,569)	12,464
USD Put/TRY Call	CBK	2.84 USD per TRY	11/27/15	USD	(4,020,000)	(11,594)	(20,100)	8,506

Total Puts					(30,801,000)	$(316,870)	$(350,169)	$33,299

Total written option contracts					(42,401,000)	$(400,912)	$(464,801)	$63,889

OTC Swaption Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption KRW	BOA	2.60%	11/25/16	KRW	1,034,545,000	$51,383	$19,352	$32,031
Interest Rate Swaption KRW	CBK	2.56%	12/05/16	KRW	2,069,095,000	95,946	40,438	55,508

Total Calls					3,103,640,000	$147,329	$59,790	$87,539

Puts
Interest Rate Swaption KRW	BOA	2.60%	11/25/16	KRW	1,034,545,000	$2,408	$19,353	$(16,945)
Interest Rate Swaption KRW	CBK	2.56%	12/05/16	KRW	2,069,095,000	5,754	40,437	(34,683)

Total Puts					3,103,640,000	$8,162	$59,790	$(51,628)

Total purchased swaption contracts					6,207,280,000	$155,491	$119,580	$35,911

Futures Contracts Outstanding at October 31, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	5	12/21/2015	$635,789	$638,437	$2,648
Short position contracts:
Euro-Bund Future	5	12/08/2015	$842,772	$864,380	$(21,608)

Total futures contracts					$(18,960)

OTC Interest Rate Swap Contracts Outstanding at October 31, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
BCLY	1.98% Fixed	3M KRW KSDA	KRW	1,605,000,000	12/16/25	$—	$—	$(7,265)	$(7,265)
BCLY	3M KRW KSDA	1.54% Fixed	KRW	7,363,975,000	12/16/17	—	—	(4,785)	(4,785)
BCLY	7.76% Fixed	3M ZAR JIBAR	ZAR	106,055,000	09/01/17	—	—	(3,735)	(3,735)
BCLY	3M ZAR JIBAR	7.09% Fixed	ZAR	106,055,000	09/01/16	—	—	4,920	4,920
BCLY	2.72% Fixed	6M PLN WIBOR	PLN	6,545,000	12/16/25	—	—	(63,242)	(63,242)

The accompanying notes are an integral part of these financial statements.

74

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Interest Rate Swap Contracts Outstanding at October 31, 2015 - (continued)
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
BOA	1M MXIBTIIE	6.65% Fixed	MXN	15,975,000	12/06/23	$—	$—	$40,163	$40,163
BOA	5.62% Fixed	3M Banco Central De La Republica	COP	2,020,810,000	10/22/17	—	—	1,077	1,077
BOA	5.19% Fixed	3M Banco Central De La Republica	COP	1,202,275,000	12/16/19	—	—	15,389	15,389
BOA	3M Banco Central De La Republica	6.31% Fixed	COP	877,480,000	10/22/20	—	—	(26)	(26)
BOA	2.29% Fixed	3M KRW KSDA	KRW	1,021,000,000	11/28/26	—	—	(23,497)	(23,497)
BOA	BZDIOVRA	12.32% Fixed	BRL	2,880,798	01/02/18	—	—	(60,255)	(60,255)
BOA	BZDIOVRA	8.95% Fixed	BRL	1,872,880	01/02/23	—	—	(299,452)	(299,452)
BOA	4.40% Fixed	CLICP Camara Promedio A	CLP	154,100,000	03/16/21	—	—	(206)	(206)
BOA	CLICP Camara Promedio A	4.06% Fixed	CLP	361,229,000	03/16/18	—	—	325	325
CBK	7.70% Fixed	3M ZAR JIBAR	ZAR	317,545,000	09/01/17	—	—	(11,184)	(11,184)
CBK	3M ZAR JIBAR	7.07% Fixed	ZAR	317,545,000	09/01/16	—	—	13,642	13,642
DEUT	2.06% Fixed	3M KRW KSDA	KRW	899,050,000	11/28/26	—	—	(4,451)	(4,451)
DEUT	3M ZAR JIBAR	8.09% Fixed	ZAR	24,690,000	12/16/20	—	—	28,834	28,834
DEUT	2.68% Fixed	6M PLN WIBOR	PLN	2,105,000	07/13/25	—	—	(20,826)	(20,826)
DEUT	6M PLN WIBOR	2.28% Fixed	PLN	1,280,000	06/17/25	—	—	1,248	1,248
DEUT	6M PLN WIBOR	2.14% Fixed	PLN	1,600,000	06/17/25	—	—	(3,762)	(3,762)
DEUT	6M THBFIX	3.60% Fixed	THB	92,225,000	09/17/24	—	—	220,134	220,134
DEUT	BZDIOVRA	10.61% Fixed	BRL	346,687	01/02/17	—	—	(3,593)	(3,593)
DEUT	BZDIOVRA	10.50% Fixed	BRL	333,245	01/02/17	—	—	(4,129)	(4,129)
DEUT	BZDIOVRA	10.55% Fixed	BRL	692,024	01/02/17	—	—	(7,903)	(7,903)
DEUT	BZDIOVRA	9.12% Fixed	BRL	7,874,558	01/02/17	—	—	(273,763)	(273,763)
GSC	7.59% Fixed	3M ZAR JIBAR	ZAR	97,315,000	10/05/17	—	—	(1,384)	(1,384)
GSC	7.61% Fixed	3M ZAR JIBAR	ZAR	97,320,000	10/06/17	—	—	(1,366)	(1,366)
GSC	3M ZAR JIBAR	6.90% Fixed	ZAR	97,320,000	10/05/16	—	—	(1,650)	(1,650)
GSC	3M ZAR JIBAR	6.88% Fixed	ZAR	97,320,000	10/06/16	—	—	(110)	(110)
GSC	3M ZAR JIBAR	7.00% Fixed	ZAR	7,109,000	08/21/27	—	—	(50,879)	(50,879)
GSC	2.46% Fixed	6M HUF BUBOR	HUF	321,000,000	03/13/20	—	—	(52,742)	(52,742)
GSC	BZDIOVRA	9.03% Fixed	BRL	2,176,869	01/02/17	—	—	(73,298)	(73,298)
GSC	4.66% Fixed	CLICP Camara Promedio A	CLP	225,450,000	05/20/25	—	—	(4,056)	(4,056)
GSC	4.70% Fixed	CLICP Camara Promedio A	CLP	97,595,000	12/16/25	—	—	635	635
GSC	4.75% Fixed	CLICP Camara Promedio A	CLP	189,165,000	12/16/25	—	—	130	130
GSC	CLICP Camara Promedio A	4.35% Fixed	CLP	306,140,000	12/16/20	—	—	769	769
GSC	CLICP Camara Promedio A	4.30% Fixed	CLP	194,520,000	12/16/20	—	—	(147)	(147)
JPM	5.25% Fixed	3M Banco Central De La Republica	COP	2,197,870,000	12/16/19	—	—	26,401	26,401
JPM	5.24% Fixed	3M Banco Central De La Republica	COP	2,106,949,142	12/18/19	—	—	25,631	25,631
JPM	7.57% Fixed	3M ZAR JIBAR	ZAR	147,565,000	10/09/17	—	—	1,055	1,055
JPM	7.33% Fixed	3M ZAR JIBAR	ZAR	54,525,000	12/16/17	—	—	(19,256)	(19,256)
JPM	3M ZAR JIBAR	6.84% Fixed	ZAR	143,385,000	10/07/16	—	—	1,185	1,185
JPM	3M ZAR JIBAR	8.03% Fixed	ZAR	2,185,000	09/18/23	—	—	532	532
JPM	BZDIOVRA	15.13% Fixed	BRL	1,067,556	01/02/23	—	—	(13,168)	(13,168)
MSC	5.50% Fixed	3M Banco Central De La Republica	COP	7,983,210,000	10/05/17	—	—	1,679	1,679
MSC	5.41% Fixed	3M Banco Central De La Republica	COP	4,270,925,000	10/16/17	—	—	6,620	6,620
MSC	3M Banco Central De La Republica	6.31% Fixed	COP	3,544,175,000	10/05/20	—	—	4,873	4,873
MSC	3M Banco Central De La Republica	6.14% Fixed	COP	1,854,525,000	10/16/20	—	—	(3,919)	(3,919)
MSC	11.46% Fixed	BZDIOVRA	BRL	5,356,245	01/04/21	—	—	325,314	325,314

Total						$—	$—	$(293,493)	$(293,493)

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2015
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
0.53% Fixed	6M EURIBOR	EUR	1,520,000	06/26/20	$—	$—	$(26,698)	$(26,698)
0.53% Fixed	6M EURIBOR	EUR	1,480,000	06/29/20	—	—	(25,483)	(25,483)

Total					$—	$—	$(52,181)	$(52,181)

The accompanying notes are an integral part of these financial statements.

75

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
AUD	Buy	12/16/15	DEUT	$160,209	$163,624	$3,415
AUD	Buy	12/16/15	SSG	136,582	138,725	2,143
AUD	Buy	12/16/15	DEUT	1,365,929	1,351,676	(14,253)
AUD	Sell	12/16/15	MSC	1,633,243	1,654,024	(20,781)
BRL	Buy	12/02/15	GSC	1,501,594	1,558,090	56,496
BRL	Buy	12/02/15	MSC	649,663	699,666	50,003
BRL	Buy	12/02/15	MSC	371,217	383,175	11,958
BRL	Buy	12/02/15	MSC	12,679,439	11,915,866	(763,573)
BRL	Sell	12/02/15	MSC	4,255,772	3,999,484	256,288
BRL	Sell	12/02/15	SCB	532,655	510,387	22,268
BRL	Sell	12/02/15	DEUT	413,268	410,618	2,650
BRL	Sell	12/02/15	BOA	178,801	178,251	550
BRL	Sell	12/02/15	JPM	780,332	783,534	(3,202)
BRL	Sell	12/02/15	MSC	1,227,169	1,232,109	(4,940)
BRL	Sell	12/02/15	BOA	623,779	655,295	(31,516)
BRL	Sell	12/02/15	UBS	1,071,776	1,129,776	(58,000)
CAD	Buy	12/16/15	DEUT	460,241	454,910	(5,331)
CAD	Sell	12/16/15	UBS	449,446	454,910	(5,464)
CLP	Buy	12/16/15	BNP	3,677,529	3,683,092	5,563
CLP	Buy	12/16/15	SSG	1,226,962	1,225,815	(1,147)
CLP	Buy	12/16/15	MSC	1,228,112	1,225,815	(2,297)
CLP	Buy	12/16/15	SSG	1,231,932	1,225,814	(6,118)
CLP	Buy	12/16/15	BOA	1,232,913	1,225,814	(7,099)
CLP	Sell	12/16/15	SCB	513,652	506,479	7,173
CLP	Sell	12/16/15	GSC	345,042	343,651	1,391
CLP	Sell	12/16/15	SSG	178,218	180,104	(1,886)
CLP	Sell	12/16/15	BNP	2,675,627	2,679,674	(4,047)
CLP	Sell	12/16/15	SCB	902,083	911,461	(9,378)
CLP	Sell	01/27/16	CBK	793,022	780,671	12,351
CLP	Sell	01/28/16	CBK	2,220,411	2,185,784	34,627
CNH	Buy	12/16/15	MSC	222,463	226,604	4,141
CNH	Buy	12/16/15	SSG	311,984	315,041	3,057
CNH	Buy	12/16/15	DEUT	238,090	240,609	2,519
CNH	Buy	12/16/15	BCLY	165,953	167,592	1,639
CNH	Sell	12/16/15	MSC	4,476,132	4,559,444	(83,312)
COP	Buy	12/16/15	SCB	1,543,100	1,681,332	138,232
COP	Buy	12/16/15	SSG	1,515,374	1,636,296	120,922
COP	Buy	12/16/15	MSC	1,334,573	1,410,602	76,029
COP	Buy	12/16/15	SCB	927,291	993,646	66,355
COP	Buy	12/16/15	DEUT	835,407	889,882	54,475
COP	Buy	12/16/15	BNP	605,676	652,032	46,356
COP	Buy	12/16/15	GSC	426,554	460,665	34,111
COP	Buy	12/16/15	GSC	418,073	451,506	33,433
COP	Buy	12/16/15	BNP	484,255	515,500	31,245
COP	Buy	12/16/15	DEUT	484,411	515,499	31,088
COP	Buy	12/16/15	BNP	484,411	515,499	31,088
COP	Buy	12/16/15	GSC	485,194	515,500	30,306
COP	Buy	12/16/15	BNP	292,576	307,787	15,211
COP	Buy	12/16/15	BNP	307,343	321,792	14,449
COP	Buy	12/16/15	BNP	131,502	139,890	8,388
COP	Buy	12/16/15	SCB	495,095	497,211	2,116
COP	Sell	12/16/15	BOA	349,346	348,501	845
COP	Sell	12/16/15	SCB	89,613	88,996	617
COP	Sell	12/16/15	SCB	89,551	88,996	555
COP	Sell	12/16/15	HSBC	435,000	439,025	(4,025)
COP	Sell	12/16/15	SSG	937,812	951,598	(13,786)
COP	Sell	12/16/15	JPM	308,907	325,020	(16,113)
COP	Sell	12/16/15	SSG	927,960	951,597	(23,637)
COP	Sell	12/16/15	BNP	545,702	570,983	(25,281)

The accompanying notes are an integral part of these financial statements.

76

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
COP	Sell	12/16/15	BNP	$383,969	$413,356	$(29,387)
COP	Sell	12/16/15	MSC	846,054	894,253	(48,199)
COP	Sell	12/16/15	SSG	1,139,670	1,190,609	(50,939)
COP	Sell	12/16/15	DEUT	866,934	928,821	(61,887)
COP	Sell	12/16/15	SSG	960,673	1,037,332	(76,659)
COP	Sell	12/16/15	SCB	978,250	1,065,882	(87,632)
CZK	Sell	12/16/15	DEUT	909,175	887,487	21,688
EGP	Buy	12/21/15	CBK	316,186	293,500	(22,686)
EGP	Buy	12/31/15	GSC	316,981	290,656	(26,325)
EGP	Buy	01/06/16	CBK	149,131	147,422	(1,709)
EGP	Buy	01/06/16	CBK	431,449	419,585	(11,864)
EGP	Sell	12/21/15	DEUT	124,887	129,163	(4,276)
EGP	Sell	12/31/15	CBK	153,149	159,861	(6,712)
EGP	Sell	01/06/16	BCLY	129,222	133,218	(3,996)
EUR	Buy	12/16/15	MSC	1,135,725	1,100,508	(35,217)
EUR	Buy	12/16/15	NAB	3,181,273	3,116,639	(64,634)
EUR	Buy	12/16/15	JPM	3,182,389	3,116,639	(65,750)
EUR	Buy	12/16/15	HSBC	3,182,432	3,116,639	(65,793)
EUR	Sell	11/30/15	DEUT	465,022	451,025	13,997
EUR	Sell	12/16/15	BCLY	3,785,871	3,665,792	120,079
EUR	Sell	12/16/15	DEUT	2,036,808	1,964,407	72,401
EUR	Sell	12/16/15	DEUT	2,505,101	2,437,626	67,475
EUR	Sell	12/16/15	MSC	1,421,927	1,377,836	44,091
EUR	Sell	12/16/15	MSC	1,187,899	1,177,544	10,355
EUR	Sell	12/16/15	SSG	587,584	577,767	9,817
EUR	Sell	12/16/15	JPM	854,199	846,291	7,908
EUR	Sell	12/16/15	BOA	396,934	390,680	6,254
GBP	Buy	12/16/15	DEUT	565,474	562,570	(2,904)
GBP	Sell	12/16/15	JPM	560,469	562,570	(2,101)
HUF	Buy	12/16/15	RBS	4,810,874	4,795,640	(15,234)
HUF	Buy	12/16/15	DEUT	2,804,900	2,748,922	(55,978)
HUF	Sell	12/16/15	GSC	1,648,363	1,631,426	16,937
HUF	Sell	12/16/15	DEUT	302,898	293,883	9,015
HUF	Sell	12/16/15	JPM	315,353	308,736	6,617
HUF	Sell	12/16/15	DEUT	196,350	194,861	1,489
HUF	Sell	12/16/15	HSBC	158,408	158,082	326
IDR	Buy	11/09/15	CBK	493,487	515,502	22,015
IDR	Buy	12/03/15	DEUT	318,238	318,802	564
IDR	Buy	12/16/15	DEUT	4,612,621	5,075,706	463,085
IDR	Buy	12/16/15	JPM	1,336,544	1,459,843	123,299
IDR	Buy	12/16/15	JPM	1,200,996	1,216,848	15,852
IDR	Buy	12/16/15	DEUT	448,672	450,391	1,719
IDR	Buy	12/16/15	DEUT	474,738	473,991	(747)
IDR	Buy	12/16/15	JPM	475,253	473,991	(1,262)
IDR	Sell	11/09/15	DEUT	1,261,466	1,261,188	278
IDR	Sell	12/16/15	DEUT	143,608	143,693	(85)
IDR	Sell	12/16/15	DEUT	156,266	172,517	(16,251)
IDR	Sell	12/16/15	SSG	1,185,865	1,293,811	(107,946)
ILS	Buy	12/16/15	SSG	98,179	99,540	1,361
ILS	Buy	12/16/15	GSC	905,622	895,865	(9,757)
ILS	Buy	12/24/15	JPM	266,225	259,864	(6,361)
ILS	Buy	12/24/15	CBK	2,515,232	2,455,132	(60,100)
ILS	Sell	12/16/15	GSC	979,918	995,406	(15,488)
ILS	Sell	12/24/15	GSC	58,205	58,954	(749)
ILS	Sell	12/24/15	CBK	302,776	307,441	(4,665)
ILS	Sell	12/24/15	JPM	2,313,698	2,348,600	(34,902)
INR	Buy	12/16/15	RBS	4,170,560	4,307,815	137,255
INR	Buy	12/16/15	DEUT	131,032	130,195	(837)
INR	Buy	12/22/15	DEUT	789,773	790,064	291

The accompanying notes are an integral part of these financial statements.

77

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
INR	Sell	12/16/15	BCLY	$160,591	$161,758	$(1,167)
INR	Sell	12/16/15	SSG	332,671	335,502	(2,831)
INR	Sell	12/16/15	JPM	221,448	226,552	(5,104)
KRW	Buy	12/16/15	HSBC	4,711,155	4,982,180	271,025
KRW	Buy	12/16/15	MSC	1,784,067	1,853,499	69,432
KRW	Buy	12/16/15	DEUT	1,051,286	1,102,373	51,087
KRW	Buy	12/16/15	DEUT	1,053,574	1,102,374	48,800
KRW	Buy	12/16/15	DEUT	284,014	284,434	420
KRW	Sell	12/16/15	BCLY	2,122,838	2,211,868	(89,030)
KRW	Sell	12/16/15	HSBC	4,826,436	5,104,093	(277,657)
KZT	Buy	12/15/15	RBS	197,504	136,582	(60,922)
KZT	Buy	12/15/15	RBS	400,993	277,302	(123,691)
KZT	Buy	01/06/16	CBK	171,548	116,931	(54,617)
KZT	Buy	01/06/16	RBS	487,333	332,804	(154,529)
KZT	Sell	12/15/15	RBS	348,039	246,111	101,928
KZT	Sell	12/15/15	DEUT	129,854	92,275	37,579
KZT	Sell	12/15/15	BCLY	107,291	75,498	31,793
MXN	Buy	12/02/15	GSC	3,711,309	3,496,218	(215,091)
MXN	Buy	12/16/15	RBC	6,765,169	6,924,503	159,334
MXN	Buy	12/16/15	UBS	2,293,945	2,366,211	72,266
MXN	Buy	12/16/15	UBS	882,868	904,683	21,815
MXN	Buy	12/16/15	RBC	531,456	533,856	2,400
MXN	Buy	12/16/15	JPM	208,451	208,643	192
MXN	Buy	12/16/15	TDB	208,891	208,945	54
MXN	Buy	12/16/15	MSC	1,249,470	1,244,800	(4,670)
MXN	Buy	12/16/15	RBC	3,449,922	3,426,743	(23,179)
MXN	Sell	12/02/15	JPM	567,815	557,266	10,549
MXN	Sell	12/02/15	JPM	820,790	851,693	(30,903)
MXN	Sell	12/16/15	HSBC	298,161	296,855	1,306
MXN	Sell	12/16/15	RBC	18,421	18,523	(102)
MXN	Sell	12/16/15	DEUT	18,242	18,463	(221)
MXN	Sell	12/16/15	UBS	43,848	44,166	(318)
MXN	Sell	12/16/15	BOA	206,018	206,351	(333)
MXN	Sell	12/16/15	GSC	494,445	508,032	(13,587)
MXN	Sell	12/16/15	DEUT	2,689,222	2,704,879	(15,657)
MXN	Sell	12/16/15	JPM	984,689	1,002,790	(18,101)
MXN	Sell	12/16/15	DEUT	642,695	666,114	(23,419)
MXN	Sell	12/16/15	RBC	5,728,981	5,863,911	(134,930)
MXN	Sell	02/26/16	JPM	2,520,920	2,591,249	(70,329)
MYR	Buy	12/16/15	HSBC	12,565,815	12,613,716	47,901
MYR	Buy	12/16/15	DEUT	572,594	586,069	13,475
MYR	Buy	12/16/15	SSG	1,014,934	1,013,905	(1,029)
MYR	Buy	12/16/15	SSG	604,317	584,678	(19,639)
MYR	Buy	03/30/16	JPM	529,305	505,256	(24,049)
MYR	Sell	12/16/15	JPM	718,524	719,246	(722)
MYR	Sell	12/16/15	DEUT	386,865	399,066	(12,201)
MYR	Sell	12/16/15	SSG	1,437,003	1,468,653	(31,650)
MYR	Sell	12/16/15	BCLY	1,792,748	1,858,438	(65,690)
MYR	Sell	03/30/16	JPM	957,781	983,979	(26,198)
NGN	Buy	04/01/16	CBK	194,062	240,085	46,023
NGN	Buy	04/01/16	CBK	118,333	146,397	28,064
NGN	Buy	04/01/16	CBK	99,873	120,925	21,052
NGN	Buy	04/01/16	CBK	98,107	119,022	20,915
NGN	Buy	04/01/16	CBK	86,743	105,547	18,804
NGN	Sell	04/01/16	DEUT	655,845	731,975	(76,130)
NZD	Buy	12/16/15	CBA	800,555	867,107	66,552
NZD	Buy	12/16/15	HSBC	1,321,752	1,329,340	7,588
NZD	Buy	12/16/15	SSG	98,624	104,593	5,969
NZD	Sell	12/16/15	DEUT	453,175	452,111	1,064

The accompanying notes are an integral part of these financial statements.

78

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
NZD	Sell	12/16/15	JPM	$453,168	$452,111	$1,057
NZD	Sell	12/16/15	HSBC	862,158	867,107	(4,949)
NZD	Sell	12/16/15	CBA	1,323,875	1,433,932	(110,057)
PEN	Buy	12/16/15	SCB	1,324,341	1,336,049	11,708
PEN	Buy	12/16/15	SCB	648,584	658,044	9,460
PEN	Buy	12/16/15	BCLY	696,314	691,309	(5,005)
PEN	Buy	12/16/15	BNP	807,730	801,387	(6,343)
PEN	Buy	01/22/16	CBK	1,484,138	1,398,457	(85,681)
PEN	Sell	11/24/15	MSC	467,327	465,469	1,858
PEN	Sell	12/16/15	SSG	405,405	408,253	(2,848)
PEN	Sell	12/16/15	SCB	879,881	892,715	(12,834)
PEN	Sell	12/16/15	SCB	1,796,763	1,812,647	(15,884)
PHP	Buy	12/16/15	JPM	1,023,750	1,037,793	14,043
PHP	Buy	12/16/15	BCLY	105,331	105,250	(81)
PHP	Buy	03/29/16	JPM	1,902,169	1,909,960	7,791
PLN	Buy	11/30/15	DEUT	458,753	439,483	(19,270)
PLN	Buy	12/16/15	BOA	521,298	523,577	2,279
PLN	Buy	12/16/15	HSBC	1,482,880	1,482,093	(787)
PLN	Buy	12/16/15	RBS	3,859,511	3,791,159	(68,352)
PLN	Buy	12/16/15	DEUT	1,925,941	1,840,017	(85,924)
PLN	Buy	12/18/15	DEUT	1,609,546	1,568,598	(40,948)
PLN	Sell	12/16/15	RBS	3,657,459	3,592,685	64,774
PLN	Sell	12/16/15	JPM	740,252	713,265	26,987
PLN	Sell	12/16/15	SSG	807,625	784,591	23,034
PLN	Sell	12/16/15	DEUT	582,680	568,545	14,135
PLN	Sell	12/16/15	BCLY	977,963	963,941	14,022
PLN	Sell	12/16/15	BOA	289,292	280,396	8,896
PLN	Sell	12/16/15	BOA	249,387	241,632	7,755
PLN	Sell	12/16/15	BCLY	242,960	236,721	6,239
PLN	Sell	12/16/15	DEUT	216,818	211,912	4,906
PLN	Sell	12/16/15	HSBC	126,788	123,529	3,259
PLN	Sell	12/16/15	UBS	49,601	48,068	1,533
PLN	Sell	12/16/15	HSBC	288,637	289,441	(804)
PLN	Sell	12/16/15	DEUT	555,269	556,915	(1,646)
PLN	Sell	12/18/15	DEUT	404,825	392,795	12,030
RON	Buy	12/16/15	RBS	6,104,546	6,018,477	(86,069)
RON	Sell	12/16/15	DEUT	536,592	514,368	22,224
RON	Sell	12/16/15	DEUT	717,020	696,566	20,454
RON	Sell	12/16/15	SSG	588,369	577,579	10,790
RON	Sell	12/16/15	DEUT	182,816	177,240	5,576
RON	Sell	12/16/15	JPM	180,137	174,761	5,376
RON	Sell	12/16/15	CBK	272,318	267,223	5,095
RON	Sell	12/16/15	CBK	209,391	204,508	4,883
RON	Sell	12/16/15	JPM	100,825	96,924	3,901
RON	Sell	12/16/15	DEUT	163,739	160,136	3,603
RON	Sell	12/16/15	BNP	480,899	478,673	2,226
RON	Sell	12/16/15	CBK	479,654	478,920	734
RUB	Buy	12/16/15	JPM	3,245,110	3,494,061	248,951
RUB	Buy	12/16/15	CSFB	780,281	780,247	(34)
RUB	Buy	12/16/15	DEUT	145,065	141,948	(3,117)
RUB	Buy	12/16/15	BOA	104,187	99,517	(4,670)
RUB	Buy	12/16/15	BCLY	361,692	352,970	(8,722)
RUB	Buy	12/16/15	DEUT	368,029	357,167	(10,862)
RUB	Buy	03/21/16	CBK	1,753,627	1,837,765	84,138
RUB	Sell	12/16/15	CSFB	410,882	397,297	13,585
RUB	Sell	12/16/15	GSC	767,989	755,869	12,120
RUB	Sell	12/16/15	HSBC	187,985	186,846	1,139
RUB	Sell	12/16/15	CSFB	38,488	37,708	780
RUB	Sell	12/16/15	DEUT	11,637	12,112	(475)

The accompanying notes are an integral part of these financial statements.

79

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
RUB	Sell	12/16/15	CSFB	$15,128	$15,830	$(702)
RUB	Sell	12/16/15	DEUT	14,357	15,074	(717)
RUB	Sell	12/16/15	DEUT	29,117	30,441	(1,324)
RUB	Sell	12/16/15	JPM	41,153	42,523	(1,370)
RUB	Sell	12/16/15	CSFB	28,786	30,179	(1,393)
RUB	Sell	12/16/15	CSFB	35,434	36,876	(1,442)
RUB	Sell	12/16/15	CSFB	52,158	54,449	(2,291)
RUB	Sell	12/16/15	BNP	56,449	59,356	(2,907)
RUB	Sell	12/16/15	DEUT	105,442	110,009	(4,567)
RUB	Sell	12/16/15	GSC	102,420	107,109	(4,689)
RUB	Sell	12/16/15	CSFB	107,735	113,033	(5,298)
RUB	Sell	12/16/15	CSFB	437,822	459,014	(21,192)
RUB	Sell	12/16/15	JPM	374,586	401,155	(26,569)
RUB	Sell	12/16/15	GSC	948,929	997,642	(48,713)
RUB	Sell	12/16/15	JPM	645,397	694,909	(49,512)
RUB	Sell	03/21/16	CSFB	375,112	378,935	(3,823)
SGD	Buy	12/16/15	DEUT	167,456	171,043	3,587
SGD	Buy	12/16/15	SSG	178,672	181,733	3,061
SGD	Buy	12/16/15	HSBC	2,781,782	2,750,941	(30,841)
SGD	Sell	12/16/15	BCLY	924,298	947,863	(23,565)
SGD	Sell	12/16/15	DEUT	2,128,633	2,155,854	(27,221)
THB	Buy	12/16/15	JPM	11,057,492	11,309,483	251,991
THB	Buy	12/16/15	JPM	900,666	930,166	29,500
THB	Buy	12/16/15	BOA	475,010	478,835	3,825
THB	Buy	12/16/15	DEUT	702,491	704,501	2,010
THB	Buy	12/16/15	JPM	504,739	502,974	(1,765)
THB	Buy	12/16/15	BCLY	522,645	519,534	(3,111)
THB	Sell	12/01/15	JPM	2,032,743	2,025,875	6,868
THB	Sell	12/16/15	CBK	982,908	984,617	(1,709)
THB	Sell	12/16/15	JPM	170,417	174,301	(3,884)
THB	Sell	12/16/15	DEUT	171,567	176,827	(5,260)
THB	Sell	12/16/15	DEUT	276,503	284,046	(7,543)
THB	Sell	12/16/15	JPM	577,936	591,107	(13,171)
THB	Sell	12/16/15	SSG	783,011	807,229	(24,218)
TRY	Buy	12/16/15	JPM	9,418,947	9,969,617	550,670
TRY	Buy	12/16/15	GSC	1,985,373	2,075,453	90,080
TRY	Buy	12/16/15	HSBC	1,028,587	1,026,732	(1,855)
TRY	Sell	12/16/15	HSBC	216,519	214,818	1,701
TRY	Sell	12/16/15	DEUT	401,340	400,882	458
TRY	Sell	12/16/15	BOA	152,471	159,000	(6,529)
TRY	Sell	12/16/15	DEUT	210,501	223,277	(12,776)
TRY	Sell	12/16/15	GSC	224,866	238,499	(13,633)
TRY	Sell	12/16/15	JPM	652,280	695,200	(42,920)
UYU	Sell	12/16/15	JPM	94,867	95,696	(829)
UYU	Sell	12/16/15	JPM	158,292	159,516	(1,224)
ZAR	Buy	12/17/15	BNP	10,497,288	10,677,023	179,735
ZAR	Buy	12/17/15	UBS	736,558	742,226	5,668
ZAR	Buy	12/17/15	GSC	220,261	223,527	3,266
ZAR	Buy	12/17/15	BOA	461,665	461,383	(282)
ZAR	Buy	12/17/15	HSBC	925,673	899,125	(26,548)
ZAR	Sell	12/17/15	CSFB	546,635	530,019	16,616
ZAR	Sell	12/17/15	JPM	633,048	616,850	16,198
ZAR	Sell	12/17/15	JPM	757,425	744,375	13,050
ZAR	Sell	12/17/15	HSBC	218,138	213,498	4,640
ZAR	Sell	12/17/15	BOA	142,683	138,272	4,411
ZAR	Sell	12/17/15	DEUT	380,996	389,024	(8,028)
ZAR	Sell	12/17/15	BNP	6,586,885	6,699,666	(112,781)

Total						$610,806

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

80

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2015

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Other Abbreviations:
BUBOR	Budapest Interbank Offered Rate
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CLICP	Sinacofi Chile Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
JSC	Joint Stock Company
KSDA	Korea Securities Dealers Association
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
THBFIX	Thai Baht Interest Rate Fixing
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

81

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Corporate Bonds	$76,283,999	$—	$76,283,999	$—
Foreign Government Obligations	107,532,069	—	107,532,069	—
Short-Term Investments	10,201,823	10,201,823	—	—
Purchased Options	564,797	—	564,797	—
Foreign Currency Contracts (2)	5,414,284	—	5,414,284	—
Futures Contracts (2)	2,648	2,648	—	—
Swaps - Interest Rate (2)	720,556	—	720,556	—

Total	$200,720,176	$10,204,471	$190,515,705	$—

Liabilities
Foreign Currency Contracts (2)	$(4,803,478)	$—	$(4,803,478)	$—
Futures Contracts (2)	(21,608)	(21,608)	—	—
Swaps - Interest Rate (2)	(1,066,230)	—	(1,066,230)	—
Written Options	(400,912)	—	(400,912)	—

Total	$(6,292,228)	$(21,608)	$(6,270,620)	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Corporate Bonds and Foreign Government Obligations	Total
Beginning balance	$2,047,796	$2,047,796
Purchases	—	—
Sales	(578,786)	(578,786)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	990	990
Transfers into Level 3 (1)	—	—
Transfers out of Level 3 (1)	(1,470,000)	(1,470,000)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $-.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

82

The Hartford Floating Rate Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 6.5%
		Auto Parts & Equipment - 0.2%
$	9,000,000	Titan International, Inc. 6.88%, 10/01/2020	$7,605,000

		Chemicals - 0.4%
	4,000,000	Chemours Co. 6.63%, 05/15/2023 (1)	2,985,000
		Hexion, Inc.
	10,816,000	6.63%, 04/15/2020	9,166,560
	4,500,000	8.88%, 02/01/2018	3,442,500
	4,050,000	Momentive Performance Materials, Inc. 3.88%, 10/24/2021	3,240,000

			18,834,060

		Coal - 0.0%
		Peabody Energy Corp.
	3,000,000	6.00%, 11/15/2018	525,000
	2,500,000	10.00%, 03/15/2022 (1)	675,000

			1,200,000

		Commercial Banks - 2.5%
	7,000,000	Access Bank plc 9.25%, 06/24/2021 (1)(2)	6,055,000
EUR	7,400,000	Banco Bilbao Vizcaya Argentaria S.A. 7.00%, 02/19/2019 (2)(3)(4)	8,150,562
	9,300,000	Banco Santander S.A. 6.25%, 03/12/2019 (2)(3)(4)	9,971,079
$	6,825,000	Barclays Bank plc 8.25%, 12/15/2018 (2)(3)	7,266,612
		Credit Agricole S.A.
	4,600,000	6.63%, 09/23/2019 (1)(2)(3)	4,531,000
	5,000,000	6.63%, 09/23/2019 (2)(3)(4)	4,925,000
	5,150,000	7.88%, 01/23/2024 (1)(2)(3)	5,284,534
		Credit Suisse Group AG
	5,490,000	6.25%, 12/18/2024 (1)(2)(3)	5,452,745
	9,000,000	7.50%, 12/11/2023 (1)(2)(3)	9,501,210
	4,220,000	HSBC Holdings plc 6.38%, 03/30/2025 (2)(3)	4,167,250
	6,695,000	ING Groep N.V. 6.00%, 04/16/2020 (2)(3)	6,552,731
	7,500,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025 (1)(2)(3)	7,584,375
GBP	8,000,000	Lloyds Banking Group plc 7.00%, 06/27/2019 (2)(3)(4)	12,641,114
$	6,980,000	Royal Bank of Scotland Group plc 7.50%, 08/10/2020 (2)(3)	7,224,300
	9,415,000	Societe Generale S.A. 6.00%, 01/27/2020 (1)(2)(3)	8,944,250
	9,200,000	UniCredit S.p.A. 8.00%, 06/03/2024 (2)(3)(4)	9,050,500

			117,302,262

		Commercial Services - 0.1%
	5,600,000	Ancestry.com Holdings LLC 9.63%, 10/15/2018 (1)(5)	5,656,000

		Diversified Financial Services - 0.2%
	4,000,000	CIMPOR Financial Operations B.V. 5.75%, 07/17/2024 (1)	2,635,000
	4,795,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, 07/01/2021	4,387,425

			7,022,425

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 6.5% - (continued)
		Electric - 0.2%
$	8,000,000	GenOn Energy, Inc. 7.88%, 06/15/2017	$7,420,000

		Engineering & Construction - 0.0%
	1,000,000	Abengoa Greenfield S.A. 6.50%, 10/01/2019 (1)	380,000

		Food - 0.4%
GBP	10,335,000	Iceland Bondco plc 4.83%, 07/15/2020 (1)(2)	13,821,382
$	8,000,000	Marfrig Holding Europe B.V. 6.88%, 06/24/2019 (1)	7,300,000

			21,121,382

		Forest Products & Paper - 0.1%
	7,685,000	Tembec Industries, Inc. 9.00%, 12/15/2019 (1)	6,148,000

		Healthcare-Services - 0.1%
	5,205,000	Tenet Healthcare Corp. 3.84%, 06/15/2020 (1)(2)	5,165,963

		Holding Companies-Diversified - 0.2%
GBP	6,000,000	Equiniti Newco 2 plc 6.34%, 12/15/2018 (1)(2)	9,214,447

		Iron/Steel - 0.2%
$	4,000,000	AK Steel Corp. 8.75%, 12/01/2018	3,849,200
	4,000,000	United States Steel Corp. 7.00%, 02/01/2018	3,500,000

			7,349,200

		Lodging - 0.5%
	12,189,000	Chester Downs & Marina LLC / Chester Downs Finance Corp. 9.25%, 02/01/2020 (1)	9,080,805
EUR	6,580,000	Cirsa Funding Luxemburg Co. 5.88%, 05/15/2023 (1)	6,823,264
$	8,075,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 6.38%, 06/01/2021 (1)	7,792,375

			23,696,444

		Metal Fabricate/Hardware - 0.1%
	5,600,000	TMK OAO Via TMK Capital S.A. 6.75%, 04/03/2020 (4)	5,228,720

		Oil & Gas - 0.6%
	14,100,000	American Energy-Permian Basin LLC / AEPB Finance Corp. 6.83%, 08/01/2019 (1)(2)	7,649,250
	6,065,000	KCA Deutag UK Finance plc 7.25%, 05/15/2021 (1)	4,427,450
	8,065,000	Shelf Drilling Holdings Ltd. 8.63%, 11/01/2018 (1)	6,189,887
	2,180,000	Ultra Petroleum Corp. 6.13%, 10/01/2024 (1)	1,220,800
	2,500,000	WPX Energy, Inc. 7.50%, 08/01/2020	2,337,500
	4,000,000	YPF S.A. 8.88%, 12/19/2018 (4)	4,130,000

			25,954,887

		Oil & Gas Services - 0.1%
	6,500,000	Borets Finance Ltd. 7.63%, 09/26/2018 (4)	5,349,500

The accompanying notes are an integral part of these financial statements.

83

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 6.5% - (continued)
		Retail - 0.2%
$	10,000,000	Claire’s Stores, Inc. 9.00%, 03/15/2019 (1)	$8,175,000

		Savings & Loans - 0.2%
GBP	6,800,000	Nationwide Building Society 6.88%, 06/20/2019 (2)(3)(4)	10,561,748

		Software - 0.1%
$	2,110,000	First Data Corp. 8.25%, 01/15/2021 (1)	2,212,863
	5,165,000	Infor Software Parent LLC 7.13%, 05/01/2021 (1)(5)	4,470,927

			6,683,790

		Telecommunications - 0.1%
EUR	4,375,000	Wind Acquisition Finance S.A. 5.18%, 04/30/2019 (1)(2)	4,840,221

		Total Corporate Bonds (cost $344,066,973)	$304,909,049

SENIOR FLOATING RATE INTERESTS - 86.8% (6)
		Advertising - 0.7%
$	35,640,900	Acosta Holdco, Inc. 4.25%, 09/26/2021	$34,732,057

		Aerospace/Defense - 0.5%
	8,566,634	Fly Funding II S.a.r.l. 3.50%, 08/09/2019	8,510,437
	14,928,606	Transdigm, Inc. 3.50%, 05/14/2022	14,606,745

			23,117,182

		Agriculture - 0.1%
	3,892,934	Pinnacle Operating Corp. 4.75%, 11/15/2018	3,844,273

		Auto Manufacturers - 0.3%
	11,764,096	Jaguar Holding Co. 4.25%, 08/18/2022	11,581,282

		Auto Parts & Equipment - 0.4%
	11,746,313	CS Intermediate Holdco 2 LLC 4.00%, 04/04/2021	11,647,174
	6,484,528	Tower Automotive Holdings USA LLC 4.00%, 04/23/2020	6,403,471

			18,050,645

		Beverages - 0.5%
	23,583,165	Charger OpCo B.V. 4.25%, 07/02/2022	23,622,548

		Biotechnology - 0.1%
	5,555,892	PQ Corp. 4.00%, 08/07/2017	5,536,057

		Chemicals - 2.6%
	36,234,200	Chemours Co. 3.75%, 05/12/2022	33,118,059
	7,635,547	Hii Holding Corp. 4.25%, 12/20/2019	7,592,635
		Ineos U.S. Finance LLC
	25,184,701	3.75%, 05/04/2018	24,848,988
	2,318,344	4.25%, 03/31/2022	2,283,569
		Nexeo Solutions LLC
	19,620,787	5.00%, 09/08/2017	18,394,488

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 86.8% (6) - (continued)
		Chemicals - 2.6% - (continued)
$	9,934,650	Solenis International L.P. Co. 4.25%, 07/31/2021	$9,750,859
	24,175,501	Univar, Inc. 4.25%, 07/01/2022	23,821,572

			119,810,170

		Coal - 1.1%
		American Energy - Marcellus LLC
	16,880,000	5.25%, 08/04/2020	7,798,560
	3,335,000	8.50%, 08/04/2021	244,556
	61,963,789	Arch Coal, Inc. 6.25%, 05/16/2018	31,950,388
GBP	20,459,311	Peabody Energy Corp. 4.25%, 09/24/2020	13,128,126

			53,121,630

		Commercial Services - 5.3%
$	22,720,992	Affinion Group, Inc. 6.75%, 04/30/2018	21,779,661
		Brickman Group Ltd.
	40,387,145	4.00%, 12/18/2020	39,387,563
	11,912,388	7.50%, 12/17/2021	11,197,644
		Brock Holdings III, Inc.
	16,845,973	6.00%, 03/16/2017	16,340,594
	4,898,000	10.00%, 03/16/2018	4,604,120
		Capital Automotive L.P.
	5,937,614	4.00%, 04/10/2019	5,943,551
	3,805,000	6.00%, 04/30/2020	3,820,867
	17,258,446	Interactive Data Corp. 4.75%, 05/02/2021	17,251,198
		LM U.S. Corp. Acquisition, Inc.
	17,225,299	4.75%, 10/25/2019	17,169,317
	7,001,685	Moneygram International, Inc. 4.25%, 03/27/2020	6,575,772
	12,509,226	ON Assignment, Inc. 3.75%, 06/05/2022	12,512,353
	7,104,632	Quikrete Holdings, Inc. 7.00%, 03/26/2021	7,104,632
	3,794,081	RH Donnelley, Inc. 9.75%, 12/31/2016	1,764,248
	32,155,714	ServiceMaster Co. 4.25%, 07/01/2021	32,130,632
	30,719,275	TransUnion LLC 3.50%, 04/09/2021	30,271,388
	11,280,324	US Coatings Acquisition, Inc. 3.75%, 02/01/2020	11,261,485
	8,649,122	Vantiv LLC 3.75%, 06/13/2021	8,657,684

			247,772,709

		Distribution/Wholesale - 1.1%
	15,560,000	FPC Holdings, Inc. 5.25%, 11/19/2019	14,730,185
	19,500,000	HD Supply, Inc. 3.75%, 08/13/2021	19,426,875
		PowerTeam Services LLC
	16,403,690	4.25%, 05/06/2020	16,014,102
	2,665,000	8.25%, 11/06/2020	2,531,750

			52,702,912

The accompanying notes are an integral part of these financial statements.

84

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 86.8% (6) - (continued)
		Diversified Financial Services - 3.4%
$	9,449,890	Grosvenor Capital Management Holdings L.P. 3.75%, 01/04/2021	$9,373,157
	8,529,012	Ipreo Holdings LLC 4.00%, 08/06/2021	8,322,865
	11,723,515	RBS Holding Co. LLC 10.25%, 03/23/2017	10,433,928
	9,008,340	RP Crown Parent LLC 6.00%, 12/21/2018	8,237,046
		SAM Finance Lux S.a.r.l.
	30,179,775	4.25%, 12/17/2020	30,226,855
EUR	7,772,119	4.50%, 12/17/2020	8,525,247
$	15,575,000	Samson Investment Co. 6.25%, 09/25/2018	1,155,198
	46,771,849	Silver II U.S. Holdings LLC 4.00%, 12/13/2019	42,718,133
	6,289,604	TransFirst, Inc. 4.75%, 11/12/2021	6,284,384
	38,167,678	Walter Investment Management Corp. 4.75%, 12/19/2020	34,732,587

			160,009,400

		Electric - 4.2%
		Calpine Corp.
	11,555,891	3.00%, 05/03/2020	11,232,326
	33,002,381	3.25%, 01/31/2022	32,136,068
	27,419,650	3.50%, 05/27/2022	27,101,308
	12,780,841	4.00%, 10/09/2019	12,790,811
	4,200,188	4.00%, 10/30/2020	4,195,987
	17,650,000	Chief Exploration & Development LLC 7.50%, 05/12/2021	13,978,800
	10,878,674	ExGen Texas Power LLC 5.75%, 09/16/2021	8,702,939
	8,697,282	LA Frontera Generation LLC 4.50%, 09/30/2020	6,805,623
		Pike Corp.
	12,323,197	5.50%, 12/22/2021	12,215,369
	8,625,000	9.50%, 06/22/2022	8,366,250
	42,479,222	Seadrill Partners Finco LLC 4.00%, 02/21/2021	24,677,879
	9,990,626	Star West Generation LLC 4.25%, 03/13/2020	9,765,837
	75,000,000	Texas Competitive Electric Holdings Co. LLC 4.68%, 10/10/2017 (7)	25,326,000

			197,295,197

		Electronics - 1.1%
	33,618,815	CDW LLC 3.25%, 04/29/2020	33,501,149
	18,366,418	Ceridian LLC 4.50%, 09/15/2020	16,881,860
	420,792	Provo Craft & Novelty, Inc. 10.00%, 03/22/2016 (7)(8)(9)	—

			50,383,009

		Energy-Alternate Sources - 0.1%
	4,149,558	EMG Utica LLC 4.75%, 03/27/2020	3,936,894

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 86.8% (6) - (continued)
		Entertainment - 1.3%
$	20,551,103	CityCenter Holdings LLC 4.25%, 10/16/2020	$20,561,378
		Lindblad Expeditions, Inc.
	6,982,500	5.50%, 06/17/2022	6,947,588
	20,613,976	Scientific Games International, Inc. 6.00%, 10/01/2021	20,111,613
		US Finco LLC
	6,627,450	4.00%, 05/29/2020	6,594,313
	6,212,378	8.25%, 11/30/2020	6,119,192

			60,334,084

		Environmental Control - 0.5%
	23,524,517	ADS Waste Holdings, Inc. 3.75%, 10/09/2019	23,215,875

		Food - 3.5%
	31,165,093	Albertson’s LLC 5.50%, 08/25/2021	31,147,330
GBP	6,300,000	Burtons Foods Ltd. 5.58%, 11/27/2020	8,498,066
		Hostess Brands LLC
$	15,330,000	4.50%, 08/03/2022	15,344,257
	3,865,000	8.50%, 08/03/2023	3,850,506
		JBS USA LLC
	19,389,410	3.75%, 05/25/2018	19,365,173
	6,962,392	3.75%, 09/18/2020	6,938,441
	49,130,000	4.00%, 10/30/2022	49,159,969
	13,918,209	Roundy’s Supermarkets, Inc. 5.75%, 03/03/2021	11,360,738
	18,662,167	U.S. Foods, Inc. 4.50%, 03/31/2019	18,647,610

			164,312,090

		Food Service - 0.3%
	11,904,313	Hearthside Food Solutions 4.50%, 06/02/2021	11,815,030

		Forest Products & Paper - 0.3%
	12,882,069	Wilsonart LLC 4.00%, 10/31/2019	12,777,467

		Hand/Machine Tools - 0.4%
	10,364,346	Ameriforge Group, Inc. 5.00%, 12/19/2019	6,788,647
	12,770,177	Apex Tool Group LLC 4.50%, 01/31/2020	12,363,191

			19,151,838

		Healthcare-Products - 1.4%
	13,174,836	Alere, Inc. 4.25%, 06/18/2022	13,174,836
	17,089,103	Immucor, Inc. 5.00%, 08/17/2018	16,718,782
	5,752,078	Milk Specialties Co. 8.25%, 11/07/2018	5,718,543
	17,050,000	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	16,858,187
	15,134,136	Truven Health Analytics, Inc. 4.50%, 06/06/2019	14,812,535

			67,282,883

The accompanying notes are an integral part of these financial statements.

85

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 86.8% (6) - (continued)
		Healthcare-Services - 6.0%
$	17,406,375	Air Medical Group Holdings, Inc. 4.50%, 04/28/2022	$17,087,316
		American Renal Holdings, Inc.
	19,801,233	4.50%, 09/20/2019	19,652,723
	11,234,739	8.50%, 03/20/2020	11,206,652
	5,650,838	Aspen Dental Management, Inc. 5.50%, 04/30/2022	5,664,965
	7,669,235	CDRH Parent, Inc. 5.25%, 07/01/2021	6,288,773
	8,100,698	Community Health Systems, Inc. 4.00%, 01/27/2021	8,073,722
		Dialysis Newco, Inc.
	5,604,063	4.50%, 04/23/2021	5,581,310
	6,200,000	7.75%, 10/22/2021	6,246,500
	17,938,596	DJO Finance LLC 4.25%, 06/08/2020	17,777,149
	24,130,150	Emergency Medical Services Corp. 4.00%, 05/25/2018	24,029,527
	14,976,100	IASIS Healthcare LLC 4.50%, 05/03/2018	14,991,675
	12,189,710	IMS Health, Inc. 3.50%, 03/17/2021	12,146,192
		InVentiv Health, Inc.
	32,729,206	7.75%, 05/15/2018	32,506,991
	14,694,414	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	14,483,256
	13,606,119	Opal Acquisition, Inc. 5.00%, 11/27/2020	13,141,197
	26,188,089	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	25,773,532
		Surgery Center Holdings, Inc.
	12,833,025	5.25%, 11/03/2020	12,758,209
	9,134,286	8.50%, 11/03/2021	9,020,107
		U.S. Renal Care, Inc.
	21,184,923	4.25%, 07/03/2019	21,149,544
	3,510,000	8.50%, 01/03/2020	3,540,713
	2,666,000	10.25%, 01/03/2020	2,666,000

			283,786,053

		Home Furnishings - 0.2%
	10,368,600	Hillman Group, Inc. 4.50%, 06/30/2021	10,300,582

		Household Products/Wares - 0.5%
	26,365,000	Sun Products Corp. 5.50%, 03/23/2020	25,415,860

		Insurance - 3.2%
		Asurion LLC
	3,272,906	4.25%, 07/08/2020	3,043,116
	5,212,636	5.00%, 05/24/2019	4,965,036
	7,215,000	8.50%, 03/03/2021	6,478,493
		CGSC of Delaware Holdings Corp.
	9,212,938	5.00%, 04/16/2020	8,299,290
	5,140,000	8.25%, 10/16/2020	4,317,600
	12,483,658	Evertec Group LLC 3.25%, 04/17/2020	12,081,809
	25,955,465	HUB International Ltd. 4.00%, 10/02/2020	25,247,140
	7,364,850	National Financial Partners Corp. 4.50%, 07/01/2020	7,242,888

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 86.8% (6) - (continued)
		Insurance - 3.2% - (continued)
		Sedgwick Claims Management Services, Inc.
$	39,528,796	3.75%, 03/01/2021	$38,787,631
	18,125,000	6.75%, 02/28/2022	16,890,325
	22,724,499	USI, Inc. 4.25%, 12/27/2019	22,419,081

			149,772,409

		Internet - 1.2%
	36,901,540	Lands’ End, Inc. 4.25%, 04/04/2021	33,826,534
	20,292,211	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	20,257,309

			54,083,843

		Leisure Time - 2.0%
	38,827,808	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	38,892,650
		Delta 2 (LUX) S.a.r.l.
	39,299,500	4.75%, 07/30/2021	38,497,004
	19,285,000	7.75%, 07/31/2022	18,357,006

			95,746,660

		Lodging - 3.0%
	16,854,975	Caesars Entertainment Operating Co. 13.00%, 03/01/2017	14,979,859
	41,463,165	Caesars Entertainment Resort Properties 7.00%, 10/11/2020	39,176,057
	30,065,413	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	26,357,445
	4,690,000	Four Seasons Holdings, Inc. 6.25%, 12/27/2020	4,670,443
	29,636,793	MGM Resorts International 3.50%, 12/20/2019	29,575,149
	27,960,152	Station Casinos LLC 4.25%, 03/02/2020	27,960,152

			142,719,105

		Machinery-Construction & Mining - 1.3%
	15,776,775	Alpha Natural Resources, Inc. 3.50%, 05/22/2020	6,729,741
		American Rock Salt Holdings LLC
	26,679,862	4.75%, 05/20/2021	26,092,905
	16,305,409	Neff Rental LLC 7.25%, 06/09/2021	14,756,395
	12,251,295	Summit Materials Companies I LLC 4.25%, 07/17/2022	12,184,893

			59,763,934

		Machinery-Diversified - 2.9%
	24,272,663	Brand Energy & Infrastructure Services, Inc. 4.75%, 11/26/2020	22,414,347
		Gardner Denver, Inc.
	47,555,355	4.25%, 07/30/2020	44,545,101
EUR	15,600,164	4.75%, 07/30/2020	16,078,610
$	45,495,150	Gates Global, Inc. 4.25%, 07/05/2021	42,626,226
	8,760,823	Paladin Brands Holding, Inc. 7.25%, 08/16/2019	8,596,558

			134,260,842

The accompanying notes are an integral part of these financial statements.

86

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 86.8% (6) - (continued)
		Media - 5.5%
		Advantage Sales & Marketing, Inc.
$	32,531,667	4.25%, 07/23/2021	$31,782,138
	7,580,000	7.50%, 07/25/2022	6,968,900
	18,994,526	AVSC Holding Corp. 4.50%, 01/24/2021	18,582,915
	23,995,000	Charter Communications Operating LLC 3.50%, 01/24/2023	23,961,167
	5,805,260	Dex Media West LLC 8.00%, 12/30/2016	3,367,051
	8,880,282	ION Media Networks, Inc. 4.75%, 12/18/2020	8,846,981
	17,050,879	Media General, Inc. 4.00%, 07/31/2020	17,018,994
	21,665,000	Neptune Finco Corp. 5.00%, 10/09/2022	21,726,962
		Numericable Group S.A.
EUR	5,000,000	4.00%, 07/29/2022	5,429,798
$	6,945,000	4.00%, 07/31/2022	6,841,589
		Numericable U.S. LLC
	8,595,050	4.50%, 05/21/2020	8,475,837
	21,511,000	Quebecor Media, Inc. 3.25%, 08/17/2020	20,785,004
	2,493,750	Sinclair Television Group, Inc. 3.50%, 07/30/2021	2,465,695
	33,879,802	Tribune Media Co. 3.75%, 12/27/2020	33,774,097
		Virgin Media Investment Holdings Ltd.
	21,663,348	3.50%, 06/30/2023	21,531,852
GBP	18,800,000	4.25%, 06/30/2023	28,565,594

			260,124,574

		Metal Fabricate/Hardware - 0.5%
$	21,838,309	Rexnord LLC 4.00%, 08/21/2020	21,560,744

		Mining - 0.3%
	18,660,928	FMG Resources August 2006 Pty Ltd. 4.25%, 06/30/2019	15,748,517

		Miscellaneous Manufacturing - 0.2%
		Husky Injection Molding Systems Ltd.
	6,567,096	4.25%, 06/30/2021	6,434,113
	2,842,551	7.25%, 06/30/2022	2,799,913

			9,234,026

		Oil & Gas - 2.0%
	6,195,000	Callon Petroleum Co. 8.50%, 10/08/2021	6,055,613
	20,216,984	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	13,065,226
	10,491,194	Fieldwood Energy LLC 3.88%, 09/28/2018	9,198,154
	7,425,000	Jefferson Gulf Coast Energy Partners LLC 9.50%, 02/27/2018	6,682,500
	21,868,188	KCA Deutag US Finance LLC 6.25%, 05/15/2020	17,239,348
	13,521,818	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	12,237,245
	21,820,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	13,310,200

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 86.8% (6) - (continued)
		Oil & Gas - 2.0% - (continued)
$	16,045,000	Templar Energy LLC 8.50%, 11/25/2020	$6,832,442
	10,442,180	Western Refining, Inc. 4.25%, 11/12/2020	10,155,020

			94,775,748

		Oil & Gas Services - 1.2%
	21,801,675	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	18,313,407
	24,998,932	Drillships Financial Holding, Inc. 6.00%, 03/31/2021	14,324,388
	11,792,876	Pacific Drilling S.A. 4.50%, 06/03/2018	6,348,459
	17,820,012	Paragon Offshore Finance Co. 3.75%, 07/18/2021	6,315,056
		Utex Industries, Inc.
	9,415,813	5.00%, 05/22/2021	7,984,609
	3,000,000	8.25%, 05/22/2022	2,385,000

			55,670,919

		Packaging & Containers - 3.5%
	3,831,000	Berlin Packaging LLC 7.75%, 10/01/2022	3,754,380
		Berry Plastics Holding Corp.
	22,262,056	3.50%, 02/08/2020	22,051,011
	17,235,000	4.00%, 10/01/2022	17,258,957
	26,121,688	BWAY Holding Co., Inc. 5.50%, 08/14/2020	26,176,021
	8,354,813	Exopack Holdings S.A. 4.50%, 05/08/2019	8,326,991
		Mauser U.S. Corp.
	16,942,930	4.50%, 07/31/2021	16,717,080
	12,725,000	8.75%, 07/31/2022	11,936,050
	13,905,150	Owens-Illinois, Inc. 3.50%, 08/06/2022	13,934,073
	25,314,083	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	25,356,358
	21,726,620	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	21,292,087

			166,803,008

		Pharmaceuticals - 2.1%
	44,595,000	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	43,779,803
	23,036,340	PRA Holdings, Inc. 4.50%, 09/23/2020	23,002,707
		Valeant Pharmaceuticals International, Inc.
	5,737,933	3.75%, 12/11/2019	5,351,541
	19,215,691	3.75%, 08/05/2020	17,825,243
	9,957,528	4.00%, 04/01/2022	9,243,076

			99,202,370

		Pipelines - 0.6%
	9,879,647	Energy Transfer Equity L.P. 4.00%, 12/02/2019	9,555,002
	18,441,322	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	18,072,496

			27,627,498

The accompanying notes are an integral part of these financial statements.

87

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 86.8% (6) - (continued)
		Real Estate - 1.4%
		DTZ U.S. Borrower LLC
$	26,932,500	4.25%, 11/04/2021	$26,646,477
	5,330,000	9.25%, 11/04/2022	5,290,025
		Realogy Corp.
	3,902,505	2.22%, 10/10/2016	3,863,480
	31,036,988	3.75%, 03/05/2020	31,013,711

			66,813,693

		Retail - 6.8%
	22,069,150	Bass Pro Group LLC 4.00%, 06/05/2020	21,784,016
	5,100,000	Coty, Inc. 0.00%, 10/27/2022 (10)	5,119,125
	8,475,341	Dollar Tree, Inc. 3.50%, 07/06/2022	8,485,935
	10,210,000	Galleria Co. 0.00%, 09/22/2022 (10)	10,219,597
	7,247,487	Harbor Freight Tools USA, Inc. 4.75%, 07/26/2019	7,264,301
	2,078,413	LTS Buyer LLC 8.00%, 04/12/2021	2,019,531
		Michaels Stores, Inc.
	17,965,746	3.75%, 01/28/2020	17,951,732
	17,019,563	4.00%, 01/28/2020	17,047,985
	33,922,559	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	33,113,506
	27,084,844	Party City Holdings, Inc. 4.25%, 08/19/2022	27,071,302
	47,889,338	PetSmart, Inc. 4.25%, 03/11/2022	47,863,477
	18,510,234	Revlon 4.00%, 10/08/2019	18,487,096
		Rite Aid Corp.
	20,330,000	4.88%, 06/21/2021	20,361,715
	7,755,000	5.75%, 08/21/2020	7,761,437
	18,958,707	Serta Simmons Holdings LLC 4.25%, 10/01/2019	18,955,674
	23,672,067	Sports Authority, Inc. 7.50%, 11/16/2017	16,422,496
	15,665,000	Staples, Inc. 0.00%, 04/07/2021 (10)	15,579,626
	23,137,421	SuperValu, Inc. 4.50%, 03/21/2019	23,085,825

			318,594,376

		Semiconductors - 1.5%
	15,502,403	Avago Technologies Cayman Ltd. 3.75%, 05/06/2021	15,498,063
		Freescale Semiconductor, Inc.
	35,752,227	4.25%, 02/28/2020	35,710,754
	12,299,000	5.00%, 01/15/2021	12,293,465
	7,462,500	Lattice Semiconductor Corp. 5.25%, 03/10/2021	6,865,500

			70,367,782

		Software - 5.3%
	20,703,113	Epicor Software Corp. 4.75%, 06/01/2022	20,563,367
		First Data Corp.
	42,763,810	3.70%, 03/24/2018	42,412,719
	35,175,000	3.95%, 07/08/2022	35,076,158

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 86.8% (6) - (continued)
		Software - 5.3% - (continued)
$	14,744,032	4.20%, 03/24/2021	$14,744,032
	10,184,675	Hyland Software, Inc. 4.75%, 07/01/2022	10,090,466
		Infor US, Inc.
	28,341,592	3.75%, 06/03/2020	27,548,858
EUR	3,510,274	4.00%, 06/03/2020	3,781,251
		Kronos, Inc.
$	16,035,943	4.50%, 10/30/2019	15,991,844
	4,034,221	9.75%, 04/30/2020	4,076,257
	21,043,757	MA Finance Co. LLC 5.25%, 11/19/2021	20,991,148
	25,522,932	Magic Newco LLC 5.00%, 12/12/2018	25,478,266
		Peak 10, Inc.
	2,784,750	5.00%, 06/17/2021	2,750,804
	4,310,000	8.25%, 06/17/2022	4,094,500
		SS&C Technologies, Inc.
	23,535,219	4.00%, 07/08/2022	23,594,057

			251,193,727

		Telecommunications - 6.0%
		Altice Financing S.A.
	5,077,275	5.25%, 02/04/2022	5,040,465
	37,260,756	5.50%, 07/02/2019	37,251,440
	13,125,000	CommScope, Inc. 3.75%, 12/29/2022	13,100,456
	15,115,500	Entravision Communications Corp. 3.50%, 05/31/2020	14,888,768
	18,502,954	Intelsat Jackson Holdings S.A. 3.75%, 06/30/2019	17,908,269
		Level 3 Financing, Inc.
	25,785,000	3.50%, 05/31/2022	25,720,537
	29,045,000	4.00%, 08/01/2019	29,111,513
	24,442,500	4.00%, 01/15/2020	24,485,274
	27,919,003	LTS Buyer LLC 4.00%, 04/13/2020	27,465,320
	15,925,497	Salem Communications Corp. 4.50%, 03/13/2020	15,686,615
	3,429,320	Syniverse Holdings, Inc. 4.00%, 04/23/2019	3,099,248
	2,795,000	TransFirst, Inc. 9.00%, 11/12/2022	2,790,332
		Univision Communications, Inc.
	56,308,311	4.00%, 03/01/2020	55,909,,711
	11,162,345	XO Communications LLC 4.25%, 03/17/2021	11,084,209

			283,542,157

		Transportation - 0.3%
		Kenan Advantage Group, Inc.
	1,345,000	1.50%, 01/23/2017 (11)	1,339,539
	12,660,000	4.00%, 07/31/2022	12,608,601

			13,948,140

		Trucking & Leasing - 0.1%
	6,790,000	Consolidated Container Co. 5.00%, 07/03/2019	6,450,500

		Total Senior Floating Rate Interests (cost $4,361,142,284)	$4,081,912,299

The accompanying notes are an integral part of these financial statements.

88

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 0.1%
	Energy - 0.0%
418,220,006	KCA Deutag *(8)(9)	$1,940,541

	Media - 0.1%
15,581	F & W Publications, Inc.	1,558,050
138,305	MPM Holdings, Inc. *(8)(9)	2,911,320

		4,469,370

	Technology Hardware & Equipment - 0.0%
2,664	Provo Craft & Novelty, Inc. *(8)(9)	—

	Total Common Stocks (cost $10,663,263)	$6,409,911

	Total Long-Term Investments (cost $4,715,872,520)	$4,393,231,259

SHORT-TERM INVESTMENTS - 4.9%
	Other Investment Pools & Funds - 4.9%
231,918,599	BlackRock Liquidity Funds TempFund Portfolio	$231,918,599

	Total Short-Term Investments (cost $231,918,599)	$231,918,599

Total Investments (cost $4,947,791,119)^	98.3%	$4,625,149,858
Other Assets and Liabilities	1.7%	79,075,995

Total Net Assets	100.0%	$4,704,225,853

The accompanying notes are an integral part of these financial statements.

89

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $4,948,776,361 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,019,855
Unrealized Depreciation	(334,646,358)

Net Unrealized Depreciation	$(323,626,503)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $164,216,748, which represents 3.5% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $70,008,223, which represents 1.5% of total net assets.

(5)	This security may pay interest in additional principal instead of cash.

(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2015.

(7)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(8)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2015, the aggregate fair value of these securities was $4,851,861, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(9)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	418,220,006	KCA Deutag	$5,667,718
04/2014	138,305	MPM Holdings, Inc.	4,993,987
09/2011	2,664	Provo Craft & Novelty, Inc.	—
09/2013	420,792	Provo Craft & Novelty, Inc.	13,616

			$10,675,321

At October 31, 2015, the aggregate value of these securities were $4,851,861, which represents 0.1% of total net assets.

(10)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(11)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2015, the aggregate value of the unfunded commitment was $1,339,539, which rounds to zero percent of total net assets.

The accompanying notes are an integral part of these financial statements.

90

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
CAD	Buy	11/30/15	BMO	$232,716	$233,972	$1,256
EUR	Buy	11/30/15	CBK	5,799,732	5,840,220	40,488
EUR	Buy	11/30/15	BOA	7,687,018	7,657,520	(29,498)
EUR	Sell	11/30/15	GSC	87,102,739	86,693,553	409,186
GBP	Sell	11/30/15	CBK	84,999,361	85,315,105	(315,744)

Total						$105,688

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BMO	Bank of Montreal
BOA	Banc of America Securities LLC
CBK	Citibank NA
GSC	Goldman Sachs & Co.
Currency Abbreviations:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
Other Abbreviations:
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

91

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Corporate Bonds	$304,909,049	$—	$304,909,049	$—
Senior Floating Rate Interests	4,081,912,299	—	4,081,912,299	—
Common Stocks
Energy	1,940,541	—	—	1,940,541
Media	4,469,370	1,558,050	—	2,911,320
Technology Hardware & Equipment	—	—	—	—
Short-Term Investments	231,918,599	231,918,599	—	—
Foreign Currency Contracts(2)	450,930	—	450,930	—

Total	$4,625,600,788	$233,476,649	$4,387,272,278	$4,851,861

Liabilities
Foreign Currency Contracts(2)	$(345,242)	$—	$(345,242)	$—

Total	$(345,242)	$—	$(345,242)	$—

(1)	For the year ended October 31, 2015, investments valued at $1,090,635 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Common Stocks	Total
Beginning balance	$6,746,409	$6,746,409
Purchases	2,905,868	2,905,868
Sales	(2,905,868)	(2,905,868)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	(1,894,548)	(1,894,548)
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$4,851,861	$4,851,861

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $(2,063,591).

(1) Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

92

The Hartford Floating Rate High Income Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.0%
		Auto Parts & Equipment - 0.4%
$	2,000,000	Titan International, Inc. 6.88%, 10/01/2020	$1,690,000

		Chemicals - 1.1%
	1,000,000	Chemours Co. 6.63%, 05/15/2023 (1)	746,250
		Hexion, Inc.
	2,000,000	6.63%, 04/15/2020	1,695,000
	800,000	8.88%, 02/01/2018	612,000
	1,740,000	Momentive Performance Materials, Inc. 3.88%, 10/24/2021	1,392,000

			4,445,250

		Coal - 0.1%
		Peabody Energy Corp.
	500,000	6.00%, 11/15/2018	87,500
	500,000	10.00%, 03/15/2022 (1)	135,000

			222,500

		Commercial Banks - 5.4%
	1,500,000	Access Bank plc 9.25%, 06/24/2021 (1)(2)	1,297,500
EUR	1,400,000	Banco Santander S.A. 6.25%, 03/12/2019 (2)(3)(4)	1,501,023
$	925,000	Barclays Bank plc 8.25%, 12/15/2018 (2)(3)	984,852
		Credit Agricole S.A.
	1,650,000	6.63%, 09/23/2019 (1)(2)(3)	1,625,250
	1,585,000	7.88%, 01/23/2024 (1)(2)(3)	1,626,405
	1,800,000	Credit Suisse Group AG 7.50%, 12/11/2023 (1)(2)(3)	1,900,242
	680,000	ING Groep N.V. 6.00%, 04/16/2020 (2)(3)	665,550
	2,000,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025 (1)(2)(3)	2,022,500
GBP	1,500,000	Lloyds Banking Group plc 7.00%, 06/27/2019 (2)(3)(4)	2,370,209
$	1,995,000	Royal Bank of Scotland Group plc 7.50%, 08/10/2020 (2)(3)	2,064,825
	3,470,000	Societe Generale S.A. 6.00%, 01/27/2020 (1)(2)(3)	3,296,500
	1,850,000	UniCredit S.p.A. 8.00%, 06/03/2024 (2)(3)(4)	1,819,937

			21,174,793

		Commercial Services - 0.4%
	1,650,000	Ancestry.com Holdings LLC 9.63%, 10/15/2018 (1)(5)	1,666,500

		Diversified Financial Services - 0.1%
	500,000	CIMPOR Financial Operations B.V. 5.75%, 07/17/2024 (1)	329,375

		Electric - 0.5%
	2,000,000	GenOn Energy, Inc. 7.88%, 06/15/2017	1,855,000

		Food - 1.4%
GBP	2,665,000	Iceland Bondco plc 4.83%, 07/15/2020 (1)(2)	3,564,004
$	2,000,000	Marfrig Holding Europe B.V. 6.88%, 06/24/2019 (1)	1,825,000

			5,389,004

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.0% - (continued)
		Forest Products & Paper - 0.3%
$	1,420,000	Tembec Industries, Inc. 9.00%, 12/15/2019 (1)	$1,136,000

		Healthcare-Services - 0.4%
	1,735,000	Tenet Healthcare Corp. 3.84%, 06/15/2020 (1)(2)	1,721,988

		Iron/Steel - 0.5%
	1,000,000	AK Steel Corp. 8.75%, 12/01/2018	962,300
	1,000,000	United States Steel Corp. 7.00%, 02/01/2018	875,000

			1,837,300

		Lodging - 1.1%
	2,840,000	Chester Downs & Marina LLC / Chester Downs Finance Corp. 9.25%, 02/01/2020 (1)	2,115,800
EUR	1,315,000	Cirsa Funding Luxemburg Co. 5.88%, 05/15/2023 (1)	1,363,616
$	990,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 6.38%, 06/01/2021 (1)	955,350

			4,434,766

		Metal Fabricate/Hardware - 0.3%
	1,400,000	TMK OAO Via TMK Capital S.A. 6.75%, 04/03/2020 (4)	1,307,180

		Oil & Gas - 1.0%
	2,400,000	American Energy-Permian Basin LLC / AEPB Finance Corp. 6.83%, 08/01/2019 (1)(2)	1,302,000
	935,000	KCA Deutag UK Finance plc 7.25%, 05/15/2021 (1)	682,550
	1,955,000	Shelf Drilling Holdings Ltd. 8.63%, 11/01/2018 (1)	1,500,462
	500,000	WPX Energy, Inc. 7.50%, 08/01/2020	467,500

			3,952,512

		Oil & Gas Services - 0.4%
	2,000,000	Borets Finance Ltd. 7.63%, 09/26/2018 (4)	1,646,000

		Retail - 0.4%
	2,000,000	Claire’s Stores, Inc. 9.00%, 03/15/2019 (1)	1,635,000

		Savings & Loans - 0.2%
GBP	600,000	Nationwide Building Society 6.88%, 06/20/2019 (2)(3)(4)	931,919

		Total Corporate Bonds (cost $61,931,564)	$55,375,087

SENIOR FLOATING RATE INTERESTS - 82.4% (6)
		Advertising - 0.7%
$	2,826,521	Acosta Holdco, Inc. 4.25%, 09/26/2021	$2,754,445

		Agriculture - 0.1%
	311,077	Pinnacle Operating Corp. 4.75%, 11/15/2018	307,189

The accompanying notes are an integral part of these financial statements.

93

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 82.4% (6) - (continued)
		Auto Manufacturers - 0.3%
$	1,271,813	Jaguar Holding Co. 4.25%, 08/18/2022	$1,252,049

		Auto Parts & Equipment - 0.2%
	929,573	Tower Automotive Holdings USA LLC 4.00%, 04/23/2020	917,953

		Beverages - 0.7%
	2,834,842	Charger OpCo B.V. 4.25%, 07/02/2022	2,839,577

		Chemicals - 3.0%
	4,204,463	Chemours Co. 3.75%, 05/12/2022	3,842,879
	2,318,344	Ineos U.S. Finance LLC 4.25%, 03/31/2022	2,283,569
		Nexeo Solutions LLC
	1,468,010	5.00%, 09/08/2017	1,376,260
	761,450	5.00%, 09/08/2017	713,859
	1,420,650	Solenis International L.P. Co. 4.25%, 07/31/2021	1,394,368
	2,261,939	Univar, Inc. 4.25%, 07/01/2022	2,228,824

			11,839,759

		Coal - 1.0%
		American Energy - Marcellus LLC
	1,560,000	5.25%, 08/04/2020	720,720
	830,000	8.50%, 08/04/2021	60,864
	2,836,830	Arch Coal, Inc. 6.25%, 05/16/2018	1,462,754
	2,415,309	Peabody Energy Corp. 4.25%, 09/24/2020	1,549,832

			3,794,170

		Commercial Services - 5.8%
	1,843,483	Affinion Group, Inc. 6.75%, 04/30/2018	1,767,107
		Brickman Group Ltd.
	4,446,326	4.00%, 12/18/2020	4,336,279
	3,587,411	7.50%, 12/17/2021	3,372,166
		Brock Holdings III, Inc.
	2,935,136	6.00%, 03/16/2017	2,847,082
	902,000	10.00%, 03/16/2018	847,880
	470,000	Capital Automotive L.P. 6.00%, 04/30/2020	471,960
		LM U.S. Corp. Acquisition, Inc.
	1,742,718	4.75%, 10/25/2019	1,737,054
	69,165	4.75%, 10/25/2019	68,940
	473,053	Quikrete Holdings, Inc. 7.00%, 03/26/2021	473,053
	3,356,009	ServiceMaster Co. 4.25%, 07/01/2021	3,353,391
	3,579,299	TransUnion LLC 3.50%, 04/09/2021	3,527,113

			22,802,025

		Distribution/Wholesale - 0.3%
		PowerTeam Services LLC
	439,507	4.25%, 05/06/2020	429,069
	665,000	8.25%, 11/06/2020	631,750

			1,060,819

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 82.4% (6) - (continued)
		Diversified Financial Services - 2.4%
$	1,420,677	Ipreo Holdings LLC 4.00%, 08/06/2021	$1,386,339
	509,767	RP Crown Parent LLC 6.00%, 12/21/2018	466,121
EUR	1,943,030	SAM Finance Lux S.a.r.l. 4.50%, 12/17/2020	2,131,312
$	3,113,509	Silver II U.S. Holdings LLC 4.00%, 12/13/2019	2,843,661
	1,255,931	TransFirst, Inc. 4.75%, 11/12/2021	1,254,888
	1,456,926	Walter Investment Management Corp. 4.75%, 12/19/2020	1,325,802

			9,408,123

		Electric - 4.0%
	3,012,878	Calpine Corp. 3.50%, 05/27/2022	2,977,898
	3,115,000	Chief Exploration & Development LLC 7.50%, 05/12/2021	2,467,080
	1,479,070	ExGen Texas Power LLC 5.75%, 09/16/2021	1,183,256
		Pike Corp.
	2,399,206	5.50%, 12/22/2021	2,378,213
	2,375,000	9.50%, 06/22/2022	2,303,750
	3,585,043	Seadrill Partners Finco LLC 4.00%, 02/21/2021	2,082,695
	7,000,000	Texas Competitive Electric Holdings Co. LLC 4.68%, 10/10/2017 (7)	2,363,760

			15,756,652

		Electronics - 0.5%
	2,057,765	Ceridian LLC 4.50%, 09/15/2020	1,891,436

		Energy-Alternate Sources - 0.1%
	462,503	EMG Utica LLC 4.75%, 03/27/2020	438,800

		Entertainment - 1.6%
		Lindblad Expeditions, Inc.
	997,500	5.50%, 06/17/2022	992,512
	1,739,319	Scientific Games International, Inc. 6.00%, 10/01/2021	1,696,932
		US Finco LLC
	2,697,912	4.00%, 05/29/2020	2,684,423
	1,140,000	8.25%, 11/30/2020	1,122,900

			6,496,767

		Food - 3.9%
	2,193,816	Albertson’s LLC 5.50%, 08/25/2021	2,192,565
GBP	1,500,000	Burtons Foods Ltd. 5.58%, 11/27/2020	2,023,349
		Hostess Brands LLC
$	2,555,000	4.50%, 08/03/2022	2,557,376
	2,575,000	8.50%, 08/03/2023	2,565,344
	4,390,000	JBS USA LLC 4.00%, 10/30/2022	4,392,678
	1,879,120	Roundy’s Supermarkets, Inc. 5.75%, 03/03/2021	1,533,832

			15,265,144

The accompanying notes are an integral part of these financial statements.

94

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 82.4% (6) - (continued)
		Food Service - 0.5%
$	1,984,875	Hearthside Food Solutions 4.50%, 06/02/2021	$1,969,988

		Forest Products & Paper - 0.6%
	2,373,013	Wilsonart LLC 4.00%, 10/31/2019	2,353,744

		Hand/Machine Tools - 0.8%
	2,004,237	Ameriforge Group, Inc. 5.00%, 12/19/2019	1,312,775
	1,753,869	Apex Tool Group LLC 4.50%, 01/31/2020	1,697,974

			3,010,749

		Healthcare-Products - 1.6%
	482,614	Immucor, Inc. 5.00%, 08/17/2018	472,156
	320,450	Milk Specialties Co. 8.25%, 11/07/2018	318,582
	2,010,000	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	1,987,387
	3,397,232	Truven Health Analytics, Inc. 4.50%, 06/06/2019	3,325,041

			6,103,166

		Healthcare-Services - 7.1%
	2,468,813	Air Medical Group Holdings, Inc. 4.50%, 04/28/2022	2,423,559
		American Renal Holdings, Inc.
	1,041,416	4.50%, 09/20/2019	1,033,605
	1,429,709	8.50%, 03/20/2020	1,426,134
	997,500	Aspen Dental Management, Inc. 5.50%, 04/30/2022	999,994
	1,115,424	CDRH Parent, Inc. 5.25%, 07/01/2021	914,648
	1,431,413	Community Health Systems, Inc. 4.00%, 01/27/2021	1,426,646
		Dialysis Newco, Inc.
	765,313	4.50%, 04/23/2021	762,205
	1,050,000	7.75%, 10/22/2021	1,057,875
	794,619	DJO Finance LLC 4.25%, 06/08/2020	787,468
		InVentiv Health, Inc.
	5,734,002	7.75%, 05/15/2018	5,696,396
	1,954,551	Opal Acquisition, Inc. 5.00%, 11/27/2020	1,887,764
	2,011,975	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	1,980,126
		Surgery Center Holdings, Inc.
	987,538	5.25%, 11/03/2020	981,780
	2,660,102	8.50%, 11/03/2021	2,626,851
		U.S. Renal Care, Inc.
	2,369,107	4.25%, 07/03/2019	2,365,151
	1,140,000	8.50%, 01/03/2020	1,149,975
	666,000	10.25%, 01/03/2020	666,000

			28,186,177

		Home Furnishings - 0.5%
	1,987,256	Hillman Group, Inc. 4.50%, 06/30/2021	1,974,220

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 82.4% (6) - (continued)
		Household Products/Wares - 0.7%
$	2,895,795	Sun Products Corp. 5.50%, 03/23/2020	$2,791,547

		Insurance - 3.9%
	1,430,000	Asurion LLC 8.50%, 03/03/2021	1,284,026
		CGSC of Delaware Holdings Corp.
	1,256,088	5.00%, 04/16/2020	1,131,521
	2,430,000	8.25%, 10/16/2020	2,041,200
	3,004,967	Evertec Group LLC 3.25%, 04/17/2020	2,908,237
	1,247,611	HUB International Ltd. 4.00%, 10/02/2020	1,213,564
	1,418,626	National Financial Partners Corp. 4.50%, 07/01/2020	1,395,134
		Sedgwick Claims Management Services, Inc.
	3,063,350	3.75%, 03/01/2021	3,005,912
	2,500,000	6.75%, 02/28/2022	2,329,700

			15,309,294

		Internet - 1.6%
	3,008,460	Lands’ End, Inc. 4.25%, 04/04/2021	2,757,765
	3,452,362	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	3,446,424

			6,204,189

		Leisure Time - 2.4%
	3,932,115	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	3,938,682
		Delta 2 (LUX) S.a.r.l.
	2,917,063	4.75%, 07/30/2021	2,857,496
	2,830,000	7.75%, 07/31/2022	2,693,821

			9,489,999

		Lodging - 2.6%
	1,476,241	Caesars Entertainment Operating Co. 13.00%, 03/01/2017	1,312,009
	4,436,005	Caesars Entertainment Resort Properties 7.00%, 10/11/2020	4,191,315
	1,533,050	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	1,343,979
	640,000	Four Seasons Holdings, Inc. 6.25%, 12/27/2020	637,331
	2,904,211	Station Casinos LLC 4.25%, 03/02/2020	2,904,211

			10,388,845

		Machinery-Construction & Mining - 1.3%
	2,631,688	American Rock Salt Holdings LLC 4.75%, 05/20/2021	2,573,790
	2,699,270	Neff Rental LLC 7.25%, 06/09/2021	2,442,839

			5,016,629

		Machinery-Diversified - 2.7%
	2,724,037	Brand Energy & Infrastructure Services, Inc. 4.75%, 11/26/2020	2,515,485
	3,689,037	Gardner Denver, Inc. 4.25%, 07/30/2020	3,455,521
	4,049,106	Gates Global, Inc. 4.25%, 07/05/2021	3,793,769

The accompanying notes are an integral part of these financial statements.

95

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 82.4% (6) - (continued)
		Machinery-Diversified - 2.7% - (continued)
$	957,498	Paladin Brands Holding, Inc. 7.25%, 08/16/2019	$939,545

			10,704,320

		Media - 5.0%
		Advantage Sales & Marketing, Inc.
	3,227,400	4.25%, 07/23/2021	3,153,041
	1,895,000	7.50%, 07/25/2022	1,742,225
	1,778,572	AVSC Holding Corp. 4.50%, 01/24/2021	1,740,030
	3,000,000	Charter Communications Operating LLC 3.50%, 01/24/2023	2,995,770
	3,335,000	Neptune Finco Corp. 5.00%, 10/09/2022	3,344,538
EUR	3,000,000	Numericable Group S.A. 4.00%, 07/29/2022	3,257,879
$	3,556,536	Tribune Media Co. 3.75%, 12/27/2020	3,545,440

			19,778,923

		Miscellaneous Manufacturing - 0.1%
	572,967	Husky Injection Molding Systems Ltd. 7.25%, 06/30/2022	564,372

		Oil & Gas - 3.0%
	1,800,000	Callon Petroleum Co. 8.50%, 10/08/2021	1,759,500
	2,661,162	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	1,719,776
	1,980,000	Jefferson Gulf Coast Energy Partners LLC 9.50%, 02/27/2018	1,782,000
	2,819,313	KCA Deutag US Finance LLC 6.25%, 05/15/2020	2,222,549
	965,844	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	874,089
	3,435,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	2,095,350
	3,240,000	Templar Energy LLC 8.50%, 11/25/2020	1,379,689

			11,832,953

		Oil & Gas Services - 1.9%
	3,193,125	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	2,682,225
	2,649,049	Drillships Financial Holding, Inc. 6.00%, 03/31/2021	1,517,905
	1,162,519	Pacific Drilling S.A. 4.50%, 06/03/2018	625,819
	2,982,431	Paragon Offshore Finance Co. 3.75%, 07/18/2021	1,056,914
		Utex Industries, Inc.
	1,283,750	5.00%, 05/22/2021	1,088,620
	750,000	8.25%, 05/22/2022	596,250

			7,567,733

		Packaging & Containers - 2.6%
	1,976,143	Berlin Packaging LLC 7.75%, 10/01/2022	1,936,620
	1,915,000	Berry Plastics Holding Corp. 4.00%, 10/01/2022	1,917,662
	2,392,063	BWAY Holding Co., Inc. 5.50%, 08/14/2020	2,397,038
		Mauser U.S. Corp.

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 82.4% (6) - (continued)
		Packaging & Containers - 2.6% - (continued)
$	1,507,685	4.50%, 07/31/2021	$1,487,588
	2,570,000	8.75%, 07/31/2022	2,410,660

			10,149,568

		Pharmaceuticals - 2.3%
	5,080,000	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	4,987,137
	2,511,180	PRA Holdings, Inc. 4.50%, 09/23/2020	2,507,514
	1,881,520	Valeant Pharmaceuticals International, Inc. 4.00%, 04/01/2022	1,746,521

			9,241,172

		Real Estate - 0.6%
		DTZ U.S. Borrower LLC
	498,750	4.25%, 11/04/2021	493,453
	1,775,000	9.25%, 11/04/2022	1,761,687
	38,005	Realogy Corp. 2.22%, 10/10/2016	37,625

			2,292,765

		Retail - 5.0%
	2,562,125	Bass Pro Group LLC 4.00%, 06/05/2020	2,529,022
	1,319,413	LTS Buyer LLC 8.00%, 04/12/2021	1,282,034
	1,203,319	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	1,174,620
	1,618,856	Party City Holdings, Inc. 4.25%, 08/19/2022	1,618,047
	4,179,000	PetSmart, Inc. 4.25%, 03/11/2022	4,176,743
	725,000	Rite Aid Corp. 5.75%, 08/21/2020	725,602
	3,653,325	Sports Authority, Inc. 7.50%, 11/16/2017	2,534,495
	3,175,000	Staples, Inc. 0.00%, 04/07/2021 (8)	3,157,696
	2,635,791	SuperValu, Inc. 4.50%, 03/21/2019	2,629,913

			19,828,172

		Semiconductors - 1.7%
		Freescale Semiconductor, Inc.
	2,259,404	4.25%, 02/28/2020	2,256,783
	2,606,800	5.00%, 01/15/2021	2,605,627
	1,865,625	Lattice Semiconductor Corp. 5.25%, 03/10/2021	1,716,375

			6,578,785

		Software - 5.1%
		First Data Corp.
	3,910,000	3.95%, 07/08/2022	3,899,013
	2,322,710	4.20%, 03/24/2021	2,322,710
	650,189	Hyland Software, Inc. 4.75%, 07/01/2022	644,175
		Kronos, Inc.
	2,378,348	4.50%, 10/30/2019	2,371,808
	2,256,978	9.75%, 04/30/2020	2,280,496
	1,574,997	MA Finance Co. LLC 5.25%, 11/19/2021	1,571,060
	1,770,049	Magic Newco LLC 5.00%, 12/12/2018	1,766,951

The accompanying notes are an integral part of these financial statements.

96

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 82.4% (6) - (continued)
		Software - 5.1% - (continued)
		Peak 10, Inc.
$	696,188	5.00%, 06/17/2021	$687,701
	1,845,000	8.25%, 06/17/2022	1,752,750
		SS&C Technologies, Inc.
	2,962,385	4.00%, 07/08/2022	2,969,791

			20,266,455

		Telecommunications - 3.7%
		Altice Financing S.A.
	1,386,525	5.25%, 02/04/2022	1,376,473
	2,991,601	5.50%, 07/02/2019	2,990,853
	2,020,000	CommScope, Inc. 3.75%, 12/29/2022	2,016,223
	1,270,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	1,266,825
	1,697,758	LTS Buyer LLC 4.00%, 04/13/2020	1,670,169
	3,786,399	Salem Communications Corp. 4.50%, 03/13/2020	3,729,602
	1,400,000	TransFirst, Inc. 9.00%, 11/12/2022	1,397,662

			14,447,807

		Transportation - 0.5%
		Kenan Advantage Group, Inc.
	190,000	1.50%, 01/23/2017 (9)	189,228
	1,805,000	4.00%, 07/31/2022	1,797,672

			1,986,900

		Total Senior Floating Rate Interests (cost $350,330,556)	$324,863,380

COMMON STOCKS - 0.4%
		Media - 0.4%
$	69,152	MPM Holdings, Inc. *(10)(11)	$1,455,650

		Total Common Stocks (cost $2,496,995)	$1,455,650

		Total Long-Term Investments (cost $414,759,115)	$381,694,117

SHORT-TERM INVESTMENTS - 0.9%
		Other Investment Pools & Funds - 0.9%
$	3,718,661	BlackRock Liquidity Funds TempFund Portfolio		$3,718,661

		Total Short-Term Investments (cost $3,718,661)		$3,718,661

		Total Investments (cost $418,477,776) ^	97.7%	$385,412,778
		Other Assets and Liabilities	2.3%	9,084,223

		Total Net Assets	100.0%	$394,497,001

The accompanying notes are an integral part of these financial statements.

97

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $418,638,209 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$887,975
Unrealized Depreciation	(34,113,406)

Net Unrealized Depreciation	$(33,225,431)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $32,447,292, which represents 8.2% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $9,576,268, which represents 2.4% of total net assets.

(5)	This security may pay interest in additional principal instead of cash.

(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2015.

(7)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(8)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(9)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2015, the aggregate value of the unfunded commitment was $189,228, which rounds to zero percent of total net assets.

(10)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
04/2014	69,152	MPM Holdings, Inc.	$2,496,994

At October 31, 2015, the aggregate value of these securities were $1,455,650, which represents 0.4% of total net assets.

(11)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2015, the aggregate fair value of this security was $1,455,650, which represents 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

98

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
CAD	Buy	11/30/15	BMO	$25,097	$25,232	$135
EUR	Buy	11/30/15	CBK	765,796	771,142	5,346
EUR	Sell	11/30/15	GSC	11,407,311	11,353,722	53,589
GBP	Buy	11/30/15	CBK	788,961	796,862	7,901
GBP	Sell	11/30/15	CBK	9,801,831	9,838,241	(36,410)

Total						$30,561

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BMO	Bank of Montreal
CBK	Citibank NA
GSC	Goldman Sachs & Co.

Currency Abbreviations:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Other Abbreviations:
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

99

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Corporate Bonds	$55,375,087	$—	$55,375,087	$—
Senior Floating Rate Interests	324,863,380	—	324,863,380	—
Common Stocks
Media	1,455,650	—	—	1,455,650
Short-Term Investments	3,718,661	3,718,661	—	—
Foreign Currency Contracts (2)	66,971	—	66,971	—

Total	$385,479,749	$3,718,661	$380,305,438	$1,455,650

Liabilities
Foreign Currency Contracts (2)	$(36,410)	$—	$(36,410)	$—

Total	$(36,410)	$—	$(36,410)	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Common Stocks	Total
Beginning balance	$2,351,699	$2,351,699
Purchases	1,452,945	1,452,945
Sales	(1,452,945)	(1,452,945)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	(896,049)	(896,049)
Transfers into Level 3 (1)	—	—
Transfers out of Level 3 (1)	—	—

Ending balance	$1,455,650	$1,455,650

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $ (896,049).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

100

The Hartford High Yield Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
		Asset-Backed - Finance & Insurance - 0.0%
		Soundview NIM Trust
$	920,000	8.25%, 12/25/2036 (1)(2)(3)(4)	$—

		Total Asset & Commercial Mortgage Backed Securities (cost $915,920)	—

CORPORATE BONDS - 86.1%
		Auto Manufacturers - 1.4%
$	2,575,000	FCA US LLC / CG Co-Issuer, Inc. 8.25%, 06/15/2021	$2,755,250
		General Motors Co.
	1,565,000	4.88%, 10/02/2023	1,641,849
	440,000	6.25%, 10/02/2043	485,847

			4,882,946

		Auto Parts & Equipment - 0.5%
		ZF North America Capital, Inc.
	505,000	4.50%, 04/29/2022 (1)	508,469
	1,210,000	4.75%, 04/29/2025 (1)	1,187,313

			1,695,782

		Chemicals - 0.6%
		Ineos Group Holdings S.A.
	480,000	5.88%, 02/15/2019 (1)	480,000
	1,555,000	6.13%, 08/15/2018 (1)	1,566,663

			2,046,663

		Commercial Banks - 5.5%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	1,600,000	7.00%, 02/19/2019 (5)(6)(7)	1,762,284
$	1,600,000	9.00%, 05/09/2018 (5)(6)(7)	1,724,080
	2,525,000	Barclays Bank plc 8.25%, 12/15/2018 (5)(7)	2,688,380
	1,699,000	CIT Group, Inc. 5.50%, 02/15/2019 (1)	1,803,064
	945,000	Credit Agricole S.A. 7.88%, 01/23/2024 (1)(5)(7)	969,686
	1,320,000	Credit Suisse Group AG 7.50%, 12/11/2023 (1)(5)(7)	1,393,511
	1,250,000	HBOS Capital Funding L.P. 6.85%, 12/23/2015 (5)(6)	1,259,491
	710,000	ING Groep N.V. 6.00%, 04/16/2020 (5)(7)	694,912
		Royal Bank of Scotland Group plc
	2,205,000	6.99%, 10/05/2017 (1)(5)(7)	2,568,825
	1,875,000	7.50%, 08/10/2020 (5)(7)	1,940,625
	1,800,000	7.64%, 09/30/2017 (5)(7)	1,880,100
	1,130,000	Societe Generale S.A. 8.25%, 11/29/2018 (5)(6)(7)	1,189,513

			19,874,471

		Commercial Services - 0.7%
	2,815,000	Quad/Graphics, Inc. 7.00%, 05/01/2022	$2,561,650

		Construction Materials - 3.6%
	1,790,000	Builders FirstSource, Inc. 10.75%, 08/15/2023 (1)	1,848,175
	3,460,000	Building Materials Corp. of America 5.38%, 11/15/2024 (1)	3,559,475
	1,990,000	Cemex Finance LLC 6.00%, 04/01/2024 (1)	1,900,450

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 86.1% - (continued)
		Construction Materials - 3.6% - (continued)
		Cemex S.A.B. de C.V.
$	1,265,000	5.70%, 01/11/2025 (1)	$1,170,125
	940,000	6.13%, 05/05/2025 (1)	890,650
	1,700,000	Nortek, Inc. 8.50%, 04/15/2021	1,802,000
	1,705,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	1,662,375

			12,833,250

		Distribution/Wholesale - 0.2%
	870,000	American Builders & Contractors Supply Co., Inc. 5.63%, 04/15/2021 (1)	893,925

		Diversified Financial Services - 2.9%
		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
	1,670,000	4.50%, 05/15/2021	1,715,925
	515,000	4.63%, 10/30/2020	533,669
		International Lease Finance Corp.
	3,590,000	5.88%, 04/01/2019	3,851,819
	1,335,000	5.88%, 08/15/2022	1,455,150
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	2,270,000	6.50%, 08/01/2018	2,227,437
	410,000	6.50%, 07/01/2021	375,150
	171,000	7.88%, 10/01/2020	168,435

			10,327,585

		Electric - 1.5%
		Dynegy, Inc.
	915,000	5.88%, 06/01/2023	855,525
	995,000	7.38%, 11/01/2022	997,488
	670,000	7.63%, 11/01/2024	671,675
		GenOn Americas Generation LLC
	1,385,000	8.50%, 10/01/2021	1,090,687
	1,570,000	9.13%, 05/01/2031	1,169,650
	1,460,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020 (1)(2)(8)	492,750

			5,277,775

		Entertainment - 0.4%
	1,320,000	Carmike Cinemas, Inc. 6.00%, 06/15/2023 (1)	1,367,784

		Food - 0.7%
	637,000	Albertson’s Holdings LLC 7.75%, 10/15/2022 (1)	686,368
	1,870,000	TreeHouse Foods, Inc. 4.88%, 03/15/2022	1,809,225

			2,495,593

		Forest Products & Paper - 0.7%
	3,095,000	Tembec Industries, Inc. 9.00%, 12/15/2019 (1)	2,476,000

		Healthcare-Products - 2.2%
		Alere, Inc.
	2,175,000	6.38%, 07/01/2023 (1)	2,262,000
	2,140,000	6.50%, 06/15/2020	2,209,550
	500,000	Hologic, Inc. 5.25%, 07/15/2022 (1)	521,875
	2,870,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023 (1)	2,887,937

			7,881,362

The accompanying notes are an integral part of these financial statements.

101

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 86.1% - (continued)
		Healthcare-Services - 8.4%
$	2,380,000	Amsurg Corp. 5.63%, 07/15/2022	$2,338,350
		Community Health Systems, Inc.
	4,105,000	6.88%, 02/01/2022	4,135,787
	2,965,000	7.13%, 07/15/2020	3,039,125
	970,000	Envision Healthcare Corp. 5.13%, 07/01/2022 (1)	940,900
	2,645,000	HCA Holdings, Inc. 6.25%, 02/15/2021	2,889,662
		HCA, Inc.
	2,050,000	5.38%, 02/01/2025	2,103,813
	4,626,000	7.50%, 11/15/2095	4,591,305
	520,000	inVentiv Health, Inc. 9.00%, 01/15/2018 (1)	536,900
	1,390,000	MPH Acquisition Holdings LLC 6.63%, 04/01/2022 (1)	1,417,800
		Tenet Healthcare Corp.
	2,565,000	4.75%, 06/01/2020	2,603,475
	2,840,000	5.00%, 03/01/2019	2,776,100
	455,000	6.75%, 06/15/2023	451,588
	750,000	8.13%, 04/01/2022	793,125
	1,585,000	Wellcare Health Plans, Inc. 5.75%, 11/15/2020	1,656,325

			30,274,255

		Holding Companies-Diversified - 0.7%
	2,341,000	Argos Merger Sub, Inc. 7.13%, 03/15/2023 (1)	2,463,903

		Home Builders - 2.4%
		DR Horton, Inc.
	240,000	4.00%, 02/15/2020	247,200
	865,000	4.38%, 09/15/2022	882,300
	220,000	5.75%, 08/15/2023	240,350
		KB Home
	1,030,000	7.00%, 12/15/2021	1,042,875
	1,895,000	7.50%, 09/15/2022	1,942,375
	1,090,000	8.00%, 03/15/2020	1,185,375
		Lennar Corp.
	2,095,000	4.75%, 11/15/2022	2,095,000
	450,000	4.88%, 12/15/2023	448,312
	565,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	564,294

			8,648,081

		Household Products/Wares - 0.7%
	2,665,000	Sun Products Corp. 7.75%, 03/15/2021 (1)	2,498,438

		Insurance - 0.3%
		CNO Financial Group, Inc.
	340,000	4.50%, 05/30/2020	353,600
	835,000	5.25%, 05/30/2025	887,188

			1,240,788

		Internet - 0.8%
		Zayo Group LLC / Zayo Capital, Inc.
	2,175,000	6.00%, 04/01/2023 (1)	2,217,412
	835,000	6.38%, 05/15/2025 (1)	845,438

			3,062,850

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 86.1% - (continued)
		Iron/Steel - 1.4%
		AK Steel Corp.
$	1,580,000	7.63%, 05/15/2020	$821,600
	1,935,000	7.63%, 10/01/2021	923,963
	1,460,000	8.38%, 04/01/2022	686,200
		ArcelorMittal
	210,000	7.50%, 03/01/2041	177,521
	1,175,000	7.75%, 10/15/2039	1,001,687
	1,681,000	United States Steel Corp. 7.38%, 04/01/2020	1,252,345

			4,863,316

		IT Services - 0.9%
	3,190,000	SunGard Data Systems, Inc. 6.63%, 11/01/2019	3,301,650

		Media - 9.8%
		CCO Holdings LLC
	105,000	5.13%, 02/15/2023	105,263
	460,000	5.13%, 05/01/2023 (1)	461,150
	495,000	5.75%, 09/01/2023	508,613
	190,000	5.75%, 01/15/2024	192,850
	2,920,000	7.38%, 06/01/2020	3,029,500
	1,205,000	CCO Safari II LLC 4.91%, 07/23/2025 (1)	1,224,862
		Cequel Communications Holdings I LLC
	3,935,000	5.13%, 12/15/2021 (1)	3,780,512
		DISH DBS Corp.
	1,250,000	5.00%, 03/15/2023	1,156,250
	2,500,000	6.75%, 06/01/2021	2,581,250
	2,162,000	7.88%, 09/01/2019	2,372,341
	895,000	Gray Television, Inc. 7.50%, 10/01/2020	934,111
	950,000	Harron Communications L.P./Harron Finance Corp. 9.13%, 04/01/2020 (1)	1,014,125
	1,840,000	Liberty Interactive LLC 8.25%, 02/01/2030	1,895,200
	585,000	LIN Television Corp. 5.88%, 11/15/2022 (1)	589,388
	1,980,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049 (1)(5)	2,108,700
	1,540,000	Quebecor Media, Inc. 5.75%, 01/15/2023	1,578,500
		TEGNA, Inc.
	2,820,000	4.88%, 09/15/2021 (1)	2,791,800
	1,250,000	5.13%, 10/15/2019	1,303,125
	270,000	5.50%, 09/15/2024 (1)	274,050
	800,000	6.38%, 10/15/2023	864,000
	2,795,000	Tribune Media Co. 5.88%, 07/15/2022 (1)	2,871,862
	2,630,000	Unitymedia Hessen GmbH & Co. 5.50%, 01/15/2023 (1)	2,703,114
	990,000	Videotron Ltd. 5.00%, 07/15/2022	1,033,312

			35,373,878

		Office/Business Equipment - 1.2%
		CDW LLC / CDW Finance Corp.
	405,000	5.00%, 09/01/2023	420,187
	560,000	5.50%, 12/01/2024	586,600
	3,050,000	6.00%, 08/15/2022	3,273,382

			4,280,169

The accompanying notes are an integral part of these financial statements.

102

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 86.1% - (continued)
		Oil & Gas - 7.7%
		Antero Resources Corp.
$	470,000	5.38%, 11/01/2021	$432,400
	575,000	5.63%, 06/01/2023 (1)	529,000
	1,825,000	6.00%, 12/01/2020	1,752,000
	1,935,000	Blue Racer Midstream LLC 6.13%, 11/15/2022 (1)	1,809,225
	1,415,000	Bonanza Creek Energy, Inc. 6.75%, 04/15/2021	1,018,800
	1,740,000	Concho Resources, Inc. 5.50%, 10/01/2022	1,746,525
	225,000	Continental Resources, Inc. 3.80%, 06/01/2024	188,313
	2,460,000	Diamondback Energy, Inc. 7.63%, 10/01/2021	2,619,900
	2,330,000	Everest Acquisition Finance, Inc. 9.38%, 05/01/2020	2,027,100
		Laredo Petroleum, Inc.
	1,080,000	5.63%, 01/15/2022	1,015,200
	1,360,000	6.25%, 03/15/2023	1,305,600
	325,000	7.38%, 05/01/2022	320,938
	375,000	Matador Resources Co. 6.88%, 04/15/2023	375,938
		MEG Energy Corp.
	610,000	6.38%, 01/30/2023 (1)	513,925
	2,185,000	7.00%, 03/31/2024 (1)	1,890,025
		Noble Energy, Inc.
	1,235,000	5.63%, 05/01/2021	1,252,278
	1,120,000	5.88%, 06/01/2022	1,128,150
	3,345,000	Paragon Offshore plc 6.75%, 07/15/2022 (1)	510,112
		QEP Resources, Inc.
	970,000	5.25%, 05/01/2023	860,875
	200,000	5.38%, 10/01/2022	180,000
	235,000	6.80%, 03/01/2020	230,300
	455,000	Range Resources Corp. 5.00%, 08/15/2022	404,926
	500,000	Rice Energy, Inc. 7.25%, 05/01/2023 (1)	462,500
	980,000	RSP Permian, Inc. 6.63%, 10/01/2022 (1)	970,200
		Tullow Oil plc
	1,650,000	6.00%, 11/01/2020 (1)	1,253,175
	1,340,000	6.25%, 04/15/2022 (1)	1,009,020
		WPX Energy, Inc.
	1,380,000	5.25%, 09/15/2024	1,145,400
	920,000	6.00%, 01/15/2022	809,600

			27,761,425

		Packaging & Containers - 2.6%
	1,091,630	Ardagh Finance Holdings S.A. 8.63%, 06/15/2019 (1)(9)	1,143,482
		Ardagh Packaging Finance plc
	685,000	6.00%, 06/30/2021 (1)	671,300
	1,457,000	9.13%, 10/15/2020 (1)	1,528,043
	1,865,000	Berry Plastics Corp. 6.00%, 10/15/2022 (1)	1,953,588
		Owens-Brockway Glass Container, Inc.
	1,895,000	5.88%, 08/15/2023 (1)	2,011,069
	1,995,000	6.38%, 08/15/2025 (1)	2,124,675

			9,432,157

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 86.1% - (continued)
		Pharmaceuticals - 2.6%
		Endo Finance LLC
$	540,000	6.00%, 07/15/2023 (1)	$540,000
	2,645,000	6.00%, 02/01/2025 (1)	2,625,162
	1,692,000	PRA Holdings, Inc. 9.50%, 10/01/2023 (1)	1,907,730
	2,055,000	Quintiles Transnational Corp. 4.88%, 05/15/2023 (1)	2,112,787
		Valeant Pharmaceuticals International, Inc.
	1,155,000	5.50%, 03/01/2023 (1)	970,200
	1,335,000	5.88%, 05/15/2023 (1)	1,123,903

			9,279,782

		Pipelines - 1.1%
		Energy Transfer Equity L.P.
	2,230,000	5.50%, 06/01/2027	1,985,052
	1,757,000	7.50%, 10/15/2020	1,889,127

			3,874,179

		Retail - 2.8%
	1,415,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	1,393,775
	1,455,000	Chinos Intermediate Holdings A, Inc. 7.75%, 05/01/2019 (1)(9)	523,800
		Dollar Tree, Inc.
	230,000	5.25%, 03/01/2020 (1)	239,775
	1,125,000	5.75%, 03/01/2023 (1)	1,185,469
	2,660,000	L Brands, Inc. 6.88%, 11/01/2035 (1)	2,763,075
	2,480,000	Michaels Stores, Inc. 5.88%, 12/15/2020 (1)	2,616,400
	1,305,000	Party City Holdings, Inc. 6.13%, 08/15/2023 (1)	1,344,150

			10,066,444

		Semiconductors - 3.0%
	2,775,000	Entegris, Inc. 6.00%, 04/01/2022 (1)	2,858,250
	4,830,000	Freescale Semiconductor, Inc. 6.00%, 01/15/2022 (1)	5,143,950
		Sensata Technologies B.V.
	2,075,000	5.00%, 10/01/2025 (1)	2,025,719
	685,000	5.63%, 11/01/2024 (1)	696,987

			10,724,906

		Software - 7.3%
		Activision Blizzard, Inc.
	4,312,000	5.63%, 09/15/2021 (1)	4,560,802
	1,465,000	6.13%, 09/15/2023 (1)	1,595,019
	2,861,000	Audatex North America, Inc. 6.00%, 06/15/2021 (1)	2,881,056
		Emdeon, Inc.
	1,035,000	6.00%, 02/15/2021 (1)	1,015,594
	1,625,000	11.00%, 12/31/2019	1,730,625
		First Data Corp.
	3,435,000	5.38%, 08/15/2023 (1)	3,495,112
	990,000	6.75%, 11/01/2020 (1)	1,043,212
	795,000	7.00%, 12/01/2023	808,913
	3,635,000	8.25%, 01/15/2021 (1)	3,812,206
	3,135,000	Infor Software Parent LLC 7.13%, 05/01/2021 (1)(9)	2,713,719

The accompanying notes are an integral part of these financial statements.

103

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 86.1% - (continued)
		Software - 7.3% - (continued)
$	2,205,000	Infor US, Inc. 6.50%, 05/15/2022 (1)	$2,089,237
	70,000	MSCI, Inc. 5.75%, 08/15/2025 (1)	73,815
	415,000	SS&C Technologies Holdings, Inc. 5.88%, 07/15/2023 (1)	435,750

			26,255,060

		Telecommunications - 11.5%
		Alcatel-Lucent USA, Inc.
	3,380,000	6.45%, 03/15/2029	3,570,125
	660,000	6.50%, 01/15/2028	696,300
	1,101,000	6.75%, 11/15/2020 (1)	1,169,812
		Altice Financing S.A.
	235,000	6.50%, 01/15/2022 (1)	237,938
	530,000	6.63%, 02/15/2023 (1)	531,325
	1,310,000	DigitalGlobe, Inc. 5.25%, 02/01/2021 (1)	1,178,450
		Frontier Communications Corp.
	765,000	10.50%, 09/15/2022 (1)	793,687
	1,865,000	11.00%, 09/15/2025 (1)	1,954,744
		Level 3 Financing, Inc.
	265,000	5.13%, 05/01/2023 (1)	267,981
	2,380,000	5.38%, 08/15/2022	2,421,650
	220,000	5.38%, 01/15/2024	222,750
	2,245,000	6.13%, 01/15/2021	2,365,669
	769,000	7.00%, 06/01/2020	815,140
	1,620,000	SoftBank Group Corp. 4.50%, 04/15/2020 (1)	1,605,420
		Sprint Communications, Inc.
	2,905,000	7.00%, 03/01/2020 (1)	3,050,250
	1,533,000	9.00%, 11/15/2018 (1)	1,685,334
		Sprint Corp.
	2,220,000	7.25%, 09/15/2021	2,039,625
	2,670,000	7.88%, 09/15/2023	2,469,750
	2,990,000	Syniverse Holdings, Inc. 9.13%, 01/15/2019	2,504,125
		T-Mobile USA, Inc.
	225,000	6.13%, 01/15/2022	228,938
	3,125,000	6.63%, 11/15/2020	3,218,750
	1,665,000	6.63%, 04/28/2021	1,723,275
	1,350,000	6.73%, 04/28/2022	1,393,875
EUR	4,600,000	Wind Acquisition Finance S.A. 4.00%, 07/15/2020 (1)	5,127,944

			41,272,857

		Total Corporate Bonds (cost $319,793,250)	$309,288,924

SENIOR FLOATING RATE INTERESTS - 1.1% (10)
		Electric - 0.3%
$	3,200,000	Texas Competitive Electric Holdings Co. LLC 4.68%, 10/10/2017 (2)(8)	$1,080,576

		Insurance - 0.1%
	485,000	Asurion LLC 8.50%, 03/03/2021	435,491

		Machinery-Diversified - 0.3%
	1,018,256	Gardner Denver, Inc. 4.25%, 07/30/2020	953,800

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 1.1% (10) - (continued)
		Retail - 0.4%
$	1,461,836	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	$1,426,971

		Total Senior Floating Rate Interests (cost $5,294,778)	$3,896,838

CONVERTIBLE BONDS - 0.6%
		Home Builders - 0.3%
$	873,000	M/I Homes, Inc. 3.00%, 03/01/2018	$842,445

		Oil & Gas - 0.3%
	1,645,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	1,184,400

		Total Convertible Bonds (cost $2,653,606)	$2,026,845

COMMON STOCKS - 0.1%
		Energy - 0.1%
$	104,555,002	KCA Deutag *(3)(4)	$485,135

		Total Common Stocks (cost $1,416,930)	$485,135

PREFERRED STOCKS - 0.8%
		Diversified Financials - 0.8%
$	108,616	GMAC Capital Trust I Series 2	$2,805,551

		Total Preferred Stocks (cost $2,566,651)	$2,805,551

		Total Long-Term Investments (cost $332,641,135)	$318,503,293

SHORT-TERM INVESTMENTS - 10.3%
		Other Investment Pools & Funds - 10.3%
	37,113,226	Fidelity Money Market Class 1	$37,113,226

		Total Short-Term Investments (cost $37,113,226)	37,113,226

Total Investments (cost $369,754,361) ^	99.0%	$355,616,519
Other Assets and Liabilities	1.0%	3,720,762

Total Net Assets	100.0%	$359,337,281

The accompanying notes are an integral part of these financial statements.

104

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $370,144,062 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,784,134
Unrealized Depreciation	(21,311,677)

Net Unrealized Depreciation	$(14,527,543)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $148,550,502, which represents 41.3% of total net assets.

(2)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2015, the aggregate fair value of these securities was $485,135, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	104,555,002	KCA Deutag	$1,416,930
02/2007	920,000	Soundview NIM Trust	915,920

			$2,332,850

At October 31, 2015, the aggregate value of these securities were $485,135, which represents 0.1% of total net assets.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $5,935,368, which represents 1.7% of total net assets.

(7)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(8)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(9)	This security may pay interest in additional principal instead of cash.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2015.

The accompanying notes are an integral part of these financial statements.

105

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2015

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2015
Reference Entity		Notional Amount (a)	(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.22	USD	1,948,800	5.00%	06/20/19	$89,640	$149,467	$59,827
CDX.NA.HY.23	USD	7,163,450	5.00%	12/20/19	351,552	555,865	204,313
CDX.NA.HY.25	USD	9,280,000	5.00%	12/20/20	255,102	347,780	92,678

Total					$696,294	$1,053,112	$356,818

Total					$696,294	$1,053,112	$356,818

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy /Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
EUR	Sell	11/30/15	GSC	$6,256,834	$6,227,441	$29,393
EUR	Sell	11/30/15	BNP	1,237,601	1,235,368	2,233

Total						$31,626

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BNP	BNP Paribas Securities Services
GSC	Goldman Sachs & Co.

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

106

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	$—
Corporate Bonds	309,288,924	—	309,288,924	—
Senior Floating Rate Interests	3,896,838	—	3,896,838	—
Convertible Bonds	2,026,845	—	2,026,845	—
Common Stocks
Energy	485,135	—	—	485,135
Preferred Stocks	2,805,551	2,805,551	—	—
Short-Term Investments	37,113,226	37,113,226	—	—
Foreign Currency Contracts (2)	31,626	—	31,626	—
Swaps - Credit Default (2)	356,818	—	356,818	—

Total	$356,004,963	$39,918,777	$315,601,051	$485,135

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Asset & Commercial Mortgage Backed Securities	Common Stocks	Total
Beginning balance	$0	$510,751	$510,751
Purchases	—	—	—
Sales	—	—	—
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	—	(25,616)	(25,616)
Transfers into Level 3 (1)	—	—	—
Transfers out of Level 3 (1)	—	—	—

Ending balance	$0	$485,135	$485,135

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $(25,616).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

107

The Hartford Inflation Plus Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount			Market Value†

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.2%
		Asset-Backed - Finance & Insurance - 0.1%
$	1,360,000	HSI Asset Securitization Corp. Trust 0.47%, 02/25/2036 (1)	$1,179,621

		Asset-Backed - Home Equity - 0.2%
	1,328,105	GSAA Home Equity Trust 5.99%, 06/25/2036 (1)	718,968
	771,299	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036 (2)	462,303

			1,181,271

		Whole Loan Collateral CMO - 2.9%
	1,828,679	Adjustable Rate Mortgage Trust 0.47%, 11/25/2035 (1)	1,665,089
	1,748,259	Banc of America Funding Corp. 6.05%, 10/25/2036 (2)	1,466,191
	629,923	Bear Stearns Adjustable Rate Mortgage Trust 2.66%, 10/25/2035 (1)	619,478
	1,043,467	Chase Mortgage Finance Trust 2.44%, 12/25/2035 (1)	962,752
	1,117,000	Connecticut Avenue Securities 2.80%, 05/25/2024 (1)	976,262
	525,000	3.10%, 07/25/2024 (1)	472,556
	1,318,000	3.20%, 07/25/2024 (1)	1,188,251
	616,000	4.20%, 05/25/2025 (1)	585,948
	593,000	4.50%, 02/25/2025 (1)	572,111
	585,000	4.60%, 01/25/2024 (1)	585,339
	582,000	5.10%, 11/25/2024 (1)	583,247
	562,000	5.45%, 10/25/2023 (1)	587,529
	1,185,724	GSR Mortgage Loan Trust 2.81%, 10/25/2035 (1)	1,051,814
	781,291	HarborView Mortgage Loan Trust 0.39%, 01/19/2038 (1)	644,843
	786,555	1.20%, 10/25/2037 (1)	691,567
	3,401,464	IndyMac Index Mortgage Loan Trust 0.49%, 01/25/2036 (1)	2,335,431
	1,704,827	JP Morgan Mortgage Trust 2.69%, 01/25/2037 (1)	1,495,852
	752,818	Luminent Mortgage Trust 0.40%, 10/25/2046 (1)	641,965
	1,559,941	MASTR Adjustable Rate Mortgages Trust 0.44%, 05/25/2037 (1)	1,012,023
	394,973	Residential Funding Mortgage Securities, Inc. 3.20%, 02/25/2036 (1)	355,602
	752,096	6.00%, 07/25/2037	679,812
	961,358	Structured Adjustable Rate Mortgage Loan Trust 2.58%, 06/25/2035 (1)	841,796
	1,510,143	WaMu Mortgage Pass-Through Certificates 1.22%, 08/25/2046 (1)	1,274,395
	900,953	WaMu Mortgage Pass-Through Certificates Trust 0.62%, 06/25/2044 (1)	810,420
	309,650	Washington Mutual Mortgage Pass-Through Certificates 0.29%, 02/25/2037 (1)	201,161
	1,130,685	1.05%, 11/25/2046 (1)	783,929

			23,085,363

		Total Asset & Commercial Mortgage Backed Securities (cost $25,878,430)	$25,446,255

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 2.8%
		Brazil - 1.2%
BRL	36,723,353	Brazil Notas do Tesouro Nacional Series B 6.00%, 08/15/2016 (3)	$9,591,747

		Chile - 0.2%
CLP	764,701,200	Bonos de la Tesoreria de la Republica 3.00%, 01/01/2040 (3)	1,341,319

		Colombia - 0.4%
COP	4,540,927,104	Colombian TES 3.50%, 03/10/2021 (3)	1,610,157
	4,439,567,124	4.75%, 02/23/2023 (3)	1,690,119

			3,300,276

		Mexico - 0.6%
MXN	73,259,804	Mexican Udibonos 4.50%, 12/04/2025 (3)	5,038,799

		Turkey - 0.2%
TRY	3,638,421	Turkey Government Bond 2.50%, 05/04/2016 (3)	1,249,249

		Uruguay - 0.2%
UYU	65,087,207	Uruguay Government International Bond 4.25%, 04/05/2027 (3)	1,944,982

		Total Foreign Government Obligations (cost $23,988,522)	$22,466,372

SENIOR FLOATING RATE INTERESTS - 4.5% (4)
		Aerospace/Defense - 0.1%
$	506,618	BE Aerospace, Inc. 4.00%, 12/16/2021	$508,939

		Airlines - 0.1%
	1,000,000	Delta Air Lines, Inc. 3.25%, 04/20/2017	1,000,250

		Auto Manufacturers - 0.2%
	1,440,028	Chrysler Group LLC 3.50%, 05/24/2017	1,437,997

		Auto Parts & Equipment - 0.1%
	1,066,667	Goodyear Tire and Rubber Co. 3.75%, 04/30/2019	1,068,789

		Biotechnology - 0.3%
	2,276,803	RPI Finance Trust 3.25%, 11/09/2018	2,274,526

		Chemicals - 0.1%
	572,105	Ineos U.S. Finance LLC 3.75%, 05/04/2018	564,479

		Diversified Financial Services - 0.1%
	685,000	Delos Finance S.a.r.l. 3.50%, 03/06/2021	684,575

		Electric - 0.1%
	1,188,250	Calpine Corp. 4.00%, 10/09/2019	1,189,177

		Energy-Alternate Sources - 0.1%
	850,704	MEG Energy Corp. 3.75%, 03/31/2020	798,445

		Food - 0.1%
	130,000	B&G Foods, Inc. 0.00%, 10/07/2022 (5)	129,960

The accompanying notes are an integral part of these financial statements.

108

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.5% (4) - (continued)
		Food - 0.1% - (continued)
$	335,000	JBS USA LLC 4.00%, 08/06/2022	$335,204

			465,164

		Healthcare-Products - 0.1%
	483,844	Truven Health Analytics, Inc. 4.50%, 06/06/2019	473,562

		Healthcare-Services - 0.6%
	110,990	Community Health Systems, Inc. 3.75%, 12/31/2019	110,453
	204,220	4.00%, 01/27/2021	203,539
	1,960,000	HCA, Inc. 3.08%, 05/01/2018	1,960,000
	1,469,504	IMS Health, Inc. 3.50%, 03/17/2021	1,464,258
	353,864	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	348,779
	429,563	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	422,763

			4,509,792

		Insurance - 0.2%
		Asurion LLC
	725,945	5.00%, 05/24/2019	691,463
	750,740	5.00%, 08/04/2022	708,511

			1,399,974

		Media - 0.2%
	300,000	Charter Communications Operating LLC 3.50%, 01/24/2023	299,577
	460,000	Neptune Finco Corp. 5.00%, 10/09/2022	461,315
		Numericable U.S. LLC
	545,875	4.50%, 05/21/2020	538,304
	673,321	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	669,234

			1,968,430

		Mining - 0.1%
	464,292	Minerals Technologies, Inc. 3.75%, 05/09/2021	461,585

		Oil & Gas - 0.1%
	1,200,250	Energy Transfer Equity L.P. 3.25%, 12/02/2019	1,148,495

		Packaging & Containers - 0.2%
	501,926	Berry Plastics Holding Corp. 3.50%, 02/08/2020	497,168
	199,500	Owens-Illinois, Inc. 3.50%, 08/06/2022	199,915
	1,050,803	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	1,052,558

			1,749,641

		Pharmaceuticals - 0.2%
	405,000	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	397,597
	861,875	Grifols Worldwide Operations USA, Inc. 3.19%, 02/27/2021	859,841

			1,257,438

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.5% (4) - (continued)
		Retail - 0.1%
$	145,000	Coty, Inc. 0.00%, 09/24/2022 (5)	$145,544
	290,000	Galleria Co. 0.00%, 09/22/2022 (5)	290,272
	395,000	Michaels Stores, Inc. 4.00%, 01/28/2020	395,660

			831,476

		Semiconductors - 0.3%
	1,154,705	Avago Technologies Cayman Ltd. 3.75%, 05/06/2021	1,154,382
	1,450,263	Freescale Semiconductor, Inc. 4.25%, 03/01/2020	1,448,580

			2,602,962

		Software - 0.6%
	975,000	First Data Corp. 3.95%, 07/08/2022	972,260
	1,172,505	Infor US, Inc. 3.75%, 06/03/2020	1,139,898
	1,019,463	Kronos, Inc. 4.50%, 10/30/2019	1,016,659
	1,702,392	Magic Newco LLC 5.00%, 12/12/2018	1,699,413
		SS&C Technologies, Inc.
	303,180	4.00%, 07/08/2022	303,938

			5,132,168

		Telecommunications - 0.4%
	630,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	628,425
	1,007,730	Telesat Canada 3.50%, 03/28/2019	998,600
	999,129	Univision Communications, Inc. 4.00%, 03/01/2020	992,135
		Ziggo Financing Partnership
	825,000	3.50%, 01/15/2022	811,824

			3,430,984

		Textiles - 0.1%
	606,530	PVH Corp. 3.25%, 02/13/2020	609,563

		Total Senior Floating Rate Interests (cost $35,740,979)	$35,568,411

U.S. GOVERNMENT AGENCIES - 0.4%
		FHLMC - 0.4%
	512,000	3.80%, 04/25/2024 (1)	$478,101
	603,000	4.20%, 08/25/2024 (1)	585,227
	591,000	4.45%, 11/25/2023 (1)	589,478
	583,000	4.70%, 02/25/2024 (1)	578,359
	584,000	4.75%, 10/25/2024 (1)	581,945

			2,813,110

The accompanying notes are an integral part of these financial statements.

109

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 0.4% - (continued)
		FNMA - 0.0%
$	1,526	FNMA 10.50%, 12/01/2018	$1,534

		Total U.S. Government Agencies (cost $2,921,778)	$2,814,644

U.S. GOVERNMENT SECURITIES - 89.1%
		U.S. Treasury Securities - 89.1%
		U.S. Treasury Bonds - 6.8%
	30,448,217	0.25%, 01/15/2025 (3)	29,254,860
	21,418,258	2.38%, 01/15/2025 (3)	24,633,225

			53,888,085

		U.S. Treasury Notes - 82.3%
	38,314,824	0.13%, 04/15/2017 (3)	38,293,368
	72,572,090	0.13%, 04/15/2018 (3)	72,638,203
	45,515,225	0.13%, 04/15/2019 (3)	45,443,493
	3,561,985	0.13%, 04/15/2020 (3)	3,535,085
	53,189,179	0.13%, 01/15/2022 (3)(6)	51,928,010
	49,263,848	0.13%, 07/15/2022 (3)	48,120,138
	48,889,349	0.13%, 01/15/2023 (3)	47,239,969
	48,102,802	0.13%, 07/15/2024 (3)	46,050,929
	51,256,205	0.38%, 07/15/2023 (3)	50,487,362
	20,697,769	0.38%, 07/15/2025 (3)	20,187,880
	42,429,379	0.63%, 07/15/2021 (3)	43,067,474
	49,614,991	0.63%, 01/15/2024 (3)	49,509,063
	39,325,870	1.13%, 01/15/2021 (3)	40,872,792
	27,895,500	1.38%, 07/15/2018 (3)	29,022,590
	15,165,034	1.38%, 01/15/2020 (3)	15,878,457
	26,330,000	1.63%, 06/30/2020	26,484,267
	11,100,500	2.13%, 01/15/2019 (3)	11,822,610
	10,187,116	2.38%, 01/15/2017 (3)(6)	10,478,142

			651,059,832

		Total U.S. Government Securities (cost $717,486,007)	$704,947,917

		Total Long-Term Investments (cost $806,015,716)	$791,243,599

SHORT-TERM INVESTMENTS - 0.1%
	Other Investment Pools & Funds - 0.1%
1,050,586	Fidelity Money Market Class 1		$1,050,586

	Total Short-Term Investments (cost $1,050,586)		$1,050,586

	Total Investments (cost $807,066,302) ^	100.1%	$792,294,185
	Other Assets and Liabilities	(0.1)%	(613,621)

	Total Net Assets	100.0%	$791,680,564

The accompanying notes are an integral part of these financial statements.

110

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $809,807,649 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$410,342
Unrealized Depreciation	(17,923,806)

Net Unrealized Depreciation	$(17,513,464)

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(2)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(3)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(4)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2015.

(5)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(6)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

OTC Credit Default Swap Contracts Outstanding at October 31, 2015
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Sell protection:
CMBX.NA.AAA.7	CBK	USD	8,900,000	0.50%	01/17/47	$—	$(235,406)	$(278,065)	$(42,659)
CMBX.NA.AAA.8	CBK	USD	18,100,000	0.50%	10/17/57	—	(676,567)	(825,620)	(149,053)

Total						$—	$(911,973)	$(1,103,685)	$(191,712)

Total traded indices						$—	$(911,973)	$(1,103,685)	$(191,712)

Total OTC contracts						$—	$(911,973)	$(1,103,685)	$(191,712)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
BCLY	1.41% Fixed	CPURNSA	USD	16,050,000	01/15/18	$—	$—	$(200,793)	$(200,793)
BCLY	2.16% Fixed	CPURNSA	USD	3,350,000	09/22/25	—	—	(7,722)	(7,722)
BCLY	2.16% Fixed	CPURNSA	USD	2,045,000	09/22/25	—	—	(79,630)	(79,630)
DEUT	1.10% Fixed	CPURNSA	USD	18,925,000	01/15/17	—	—	(134,153)	(134,153)
DEUT	1.44% Fixed	CPURNSA	USD	16,190,000	09/11/20	—	—	(22,960)	(22,960)
DEUT	2.17% Fixed	CPURNSA	USD	3,360,000	09/22/25	—	—	(9,268)	(9,268)
JPM	1.81% Fixed	CPURNSA	USD	9,605,000	09/11/25	—	—	(190,643)	(190,643)
MSC	1.81% Fixed	CPURNSA	USD	10,385,000	09/23/25	—	—	(48,237)	(48,237)

Total						$—	$—	$(693,406)	$(693,406)

The accompanying notes are an integral part of these financial statements.

111

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/30/15	WEST	$1,578,114	$1,559,970	$(18,144)
AUD	Buy	11/30/15	WEST	6,360,477	6,271,207	(89,270)
AUD	Sell	11/30/15	JPM	4,730,432	4,659,975	70,457
BRL	Sell	12/02/15	MSC	9,432,751	9,229,282	203,469
CAD	Buy	11/30/15	BMO	9,507,115	9,558,436	51,321
CHF	Buy	11/30/15	JPM	4,858,557	4,795,755	(62,802)
CHF	Sell	11/30/15	UBS	11,309,002	11,097,272	211,730
CHF	Sell	11/30/15	SCB	1,700,220	1,693,096	7,124
CLP	Sell	12/16/15	BOA	1,573,136	1,591,709	(18,573)
COP	Sell	12/16/15	BNP	179,110	192,818	(13,708)
COP	Sell	12/16/15	SSG	448,126	483,885	(35,759)
COP	Sell	12/16/15	MSC	865,064	914,345	(49,281)
COP	Sell	12/16/15	SCB	1,577,466	1,677,079	(99,613)
EUR	Sell	11/30/15	GSC	7,874,924	7,837,930	36,994
EUR	Sell	11/30/15	HSBC	3,380,555	3,363,985	16,570
GBP	Buy	11/30/15	CBK	6,385,087	6,408,806	23,719
JPY	Sell	11/30/15	DEUT	1,640,468	1,635,459	5,009
JPY	Sell	11/30/15	HSBC	794,192	797,193	(3,001)
JPY	Sell	11/30/15	CBK	793,918	797,193	(3,275)
JPY	Sell	11/30/15	BNP	793,845	797,176	(3,331)
JPY	Sell	11/30/15	SSG	793,855	797,193	(3,338)
MXN MXN	Sell Sell	12/16/15 12/16/15	RBC BOA	1,190,427 3,634,822	1,221,208 3,751,111	(30,781 (116,289	) )
TRY	Sell	12/16/15	HSBC	1,148,526	1,216,178	(67,652)
UYU	Sell	12/16/15	CBK	1,927,004	1,948,386	(21,382)

Total						$(9,806)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso

Index Abbreviations:
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
OTC	Over-the-Counter

The accompanying notes are an integral part of these financial statements.

112

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$25,446,255	$—	$25,446,255	$—
Foreign Government Obligations	22,466,372	—	22,466,372	—
Senior Floating Rate Interests	35,568,411	—	35,568,411	—
U.S. Government Agencies	2,814,644	—	2,814,644	—
U.S. Government Securities	704,947,917	—	704,947,917	—
Short-Term Investments	1,050,586	1,050,586	—	—
Foreign Currency Contracts (2)	626,393	—	626,393	—

Total	$792,920,578	$1,050,586	$791,869,992	$—

Liabilities
Foreign Currency Contracts (2)	$(636,199)	$—	$(636,199)	$—
Swaps - Credit Default (2)	(191,712)	—	(191,712)	—
Swaps - Interest Rate (2)	(693,406)	—	(693,406)	—

Total	$(1,521,317)	$—	$(1,521,317)	$—

(1)	For the year ended October 31, 2015, investments valued at $135,197,385 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

113

Hartford Municipal Income Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 93.6%
		Alabama - 1.6%
$	145,000	Alabama 21st Century Auth Rev 5.00%, 06/01/2021	$168,586

		Alaska - 1.1%
	100,000	CIVICVentures, AK, Rev 5.00%, 09/01/2023	117,045

		Arizona - 1.0%
	100,000	Salt Verde Financial Corp. Rev 5.00%, 12/01/2037	111,589

		California - 7.1%
	250,000	Abag Finance Authority for Nonprofit Corps. Rev 6.00%, 08/01/2030	303,525
	250,000	California Health Facilities Financing Auth Rev 5.88%, 07/01/2025	291,315
	45,000	Elk Grove Finance Auth Special Tax 5.00%, 09/01/2032	50,489
	100,000	Orange County Community Facs Dist Special Tax 5.00%, 08/15/2023	113,782

			759,111

		Colorado - 1.3%
	110,000	Colorado Health Facilities Auth Rev 2.00%, 09/01/2018	111,729
	25,000	E-470 Public Highway Auth Rev 5.00%, 09/01/2019	27,699

			139,428

		Connecticut - 3.3%
	50,000	City of Hartford, CT, GO 5.00%, 07/01/2027	58,056
	250,000	Town of Hamden, CT, GO 5.00%, 08/15/2025	294,652

			352,708

		Florida - 6.0%
	265,000	Broward County, FL, Airport System Rev 5.00%, 10/01/2020	305,200
	125,000	County of Lee, FL, Airport Rev 5.00%, 10/01/2032	142,039
	100,000	5.00%, 10/01/2033	113,181
		County of Miami-Dade, FL, Aviation Rev
	15,000	5.00%, 10/01/2029	17,045
	15,000	5.00%, 10/01/2031	16,830
	20,000	5.00%, 10/01/2032	22,333
	20,000	5.00%, 10/01/2033	22,245

			638,873

		Idaho - 2.5%
	250,000	Idaho Housing & Finance Association Rev 5.00%, 07/15/2017	267,970

		Illinois - 23.1%
	250,000	Chicago Midway International Airport Rev 5.00%, 01/01/2041	261,920
	100,000	Chicago O’Hare International Airport Rev 5.00%, 01/01/2029	114,017
	250,000	Chicago, IL, Park Dist, GO 5.00%, 01/01/2020	270,045
	160,000	Chicago, IL, Transit Auth Rev 5.25%, 12/01/2024	179,099
	250,000	City of Chicago, IL, GO 5.00%, 01/01/2026	251,810

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 93.6% - (continued)
		Illinois - 23.1% - (continued)
$	105,000	City of Chicago, IL, Waterworks Rev 5.00%, 11/01/2018	$114,808
		County of Cook, IL, GO
	120,000	5.00%, 11/15/2024	122,455
	105,000	5.00%, 11/15/2028	110,228
		Illinois Finance Auth Rev
	15,000	5.00%, 07/01/2018	16,566
	150,000	5.00%, 11/15/2030	170,706
	245,000	5.00%, 08/15/2035	267,351
	100,000	Kane McHenry Cook & DeKalb Counties, IL, USD GO 5.00%, 01/01/2023	117,291
	125,000	Metropolitan Pier & Exposition Auth Rev 0.00%, 06/15/2020	111,768
		State of Illinois, GO
	100,000	5.00%, 07/01/2017	105,913
	250,000	5.00%, 05/01/2029	262,885

			2,476,862

		Louisiana - 4.3%
	40,000	Louisiana Public Facilities Auth Rev 6.38%, 05/15/2031	48,097
	200,000	Louisiana State Citizens Property Insurance Corp. Rev 5.00%, 06/01/2020	205,478
	100,000	Louisiana State Local Gov’t Environmental Facs & Community DA Rev 6.00%, 11/15/2030	101,731
	100,000	Louisiana State Public Facilities Auth Rev 5.00%, 05/15/2035	108,023

			463,329

		Michigan - 1.4%
	100,000	Michigan FA 5.00%, 05/15/2038	109,602
	35,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	39,361

			148,963

		Minnesota - 1.5%
	100,000	City of Rochester, MN, Healthcare & Housing Rev Fac 4.00%, 12/01/2019 (1)	104,316
	50,000	Saint Paul, MN, Housing & Redev Auth Healthcare Rev 5.25%, 11/15/2028	56,824

			161,140

		Nebraska - 1.1%
	100,000	Central Plains, NE, Energy Proj Gas Rev 5.25%, 12/01/2021	116,635

		Nevada - 2.5%
	250,000	Clark County, School Dist, GO 5.00%, 06/15/2022	271,302

		New Jersey - 4.5%
	285,000	New Jersey Educational Facilities Auth Rev 5.00%, 09/01/2019	305,121
	150,000	New Jersey Health Care Facilities Financing Auth Rev 5.00%, 07/01/2022	174,262

			479,383

The accompanying notes are an integral part of these financial statements.

114

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 93.6% - (continued)
		New York - 4.6%
$	100,000	Metropolitan Transportation Auth, NY, Rev 5.00%, 11/15/2033	$114,692
		New York State Dormitory Auth Rev
	150,000	5.00%, 03/15/2031	175,725
	100,000	5.00%, 05/01/2043	109,404
	90,000	Town of Oyster Bay NY, GO 3.00%, 08/15/2016	91,658

			491,479

		Ohio - 2.0%
	250,000	Buckeye, OH, Tobacco Settlement FA 6.00%, 06/01/2042	216,573

		Pennsylvania - 2.3%
	250,000	Pennsylvania State Turnpike Commission Rev 0.99%, 12/01/2021(2)	247,367

		Rhode Island - 2.5%
	250,000	Rhode Island Housing & Mortgage Finance Corp., RI, Rev 4.00%, 10/01/2032	264,950

		Texas - 14.8%
	250,000	Central Texas Turnpike System Rev 5.00%, 08/15/2042	269,110
	100,000	City of Austin, TX, Electric Utility Rev 5.00%, 11/15/2015	100,176
	250,000	Dallas/Fort Worth, TX, International Airport Rev 5.00%, 11/01/2043	262,595
	150,000	Lower Colorado River, TX, Auth Rev 5.00%, 05/15/2040	166,302
	185,000	North Texas Tollway Auth Rev 6.25%, 01/01/2039	212,374
	180,000	Northside Independent School Dist 1.65%, 08/01/2045(2)	181,593
	100,000	Tarrant County, TX, Cultural Education Facs Financing Corp. 4.50%, 11/15/2021	102,197
	250,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.25%, 12/15/2025	296,113

			1,590,460

		Virginia - 0.8%
	90,000	Wise County Industrial Development Auth Rev 1.88%, 11/01/2040(1)(2)	90,532

		Washington - 4.3%
	100,000	State of Washington, GO 5.00%, 02/01/2024	122,008
	95,000	Tobacco Settlement Auth Rev 5.00%, 06/01/2017	100,969
	115,000	Washington State Health Care Fac Auth Rev 5.00%, 01/01/2026	134,588
	100,000	Washington State Housing Finance Commission Rev 7.00%, 07/01/2050(3)	100,335

			457,900

		Total Municipal Bonds (cost $9,871,790)	$10,032,185

		Total Long-Term Investments (cost $9,871,790)	$10,032,185

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 8.6%
	Other Investment Pools & Funds - 8.6%
921,069	JP Morgan Tax Free Money Market Fund	$921,069

	Total Short-Term Investments (cost $921,069)	$921,069

Total Investments (cost $10,792,859)^	102.2%	$10,953,254
Other Assets and Liabilities	(2.2)%	(238,460)

Total Net Assets	100.0%	$10,714,794

The accompanying notes are an integral part of these financial statements.

115

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $10,792,859 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$160,878
Unrealized Depreciation	(483)

Net Unrealized Appreciation	$160,395

(1)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $194,354 at October 31, 2015.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2015, the aggregate value of this security was $100,335, which represents 0.9% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

116

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Municipal Bonds	$10,032,185	$—	$10,032,185	$—
Short-Term Investments	921,069	921,069	—	—

Total	$10,953,254	$921,069	$10,032,185	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

117

The Hartford Municipal Opportunities Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.9%
		Alabama - 1.2%
$	1,855,000	Birmingham, AL, Baptist Medical Center Special Care Fac 5.25%, 11/15/2016	$1,857,875
	2,000,000	Jefferson County, AL, Sewer Rev 5.00%, 10/01/2017	2,113,680
	1,540,000	Mobile, AL, Industrial Development Board Pollution 1.65%, 06/01/2034 (1)	1,556,617

			5,528,172

		Alaska - 0.5%
	2,000,000	CIVICVentures, AK 5.00%, 09/01/2025	2,358,640

		Arizona - 2.1%
		Arizona State Health Fac Auth
	2,000,000	5.00%, 12/01/2029	2,290,020
	2,000,000	5.00%, 12/01/2030	2,273,120
	265,000	Estrella Mountain Ranch, AZ, Community Fac Dist GO 6.20%, 07/15/2032	273,928
	1,420,000	Pima County, AZ, IDA Education Rev, Legacy Traditional Charter School 8.50%, 07/01/2039	1,770,300
	3,000,000	Salt River, AZ, Agricultural Improvement 5.00%, 12/01/2027	3,576,720

			10,184,088

		California - 11.1%
	1,150,000	Bay Area, CA, Toll Auth Bridge Rev 1.50%, 04/01/2047 (1)	1,162,799
	1,000,000	California County, CA, Tobacco Securitization 5.00%, 06/01/2022	1,153,970
		California State Communities DA Rev
	955,000	1.00%, 04/01/2036 (1)	810,862
	1,000,000	5.63%, 10/01/2032	1,057,610
	4,985,000	California State GO 6.50%, 04/01/2033	5,923,626
	1,500,000	California State Health Facilities 6.00%, 07/01/2029	1,734,735
	1,000,000	California State Public Works Board, Correctional Facilities Improvement 6.00%, 03/01/2035	1,182,670
	2,000,000	California State Public Works Board, Lease Rev 5.25%, 10/01/2023	2,386,300
	2,000,000	California State Public Works Board, State University Trustees 6.25%, 04/01/2034	2,339,940
	910,000	Elk Grove Finance Auth Special Tax 5.00%, 09/01/2032	1,021,002
	660,000	Foothill-Eastern Transportation Corridor Agency 5.00%, 01/15/2053(1)	693,997
	5,000,000	Golden State Tobacco Securitization Corp. 5.75%, 06/01/2047	4,562,650
		Hemet, CA, Unif School Dist FA Special Tax
	1,440,000	5.00%, 09/01/2030	1,572,178
	535,000	5.00%, 09/01/2031	581,920
	1,065,000	Irvine, CA, Improvement Bond Act 4.00%, 09/02/2016	1,088,675
	425,000	Long Beach, CA, FA Natural Gas 1.67%, 11/15/2027 (1)	403,053
	1,000,000	Oakland, CA, Airport Rev 5.00%, 05/01/2026	1,129,180

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.9% - (continued)
		California - 11.1% - (continued)
$	1,000,000	Orange County Community Fac Dist 5.00%, 08/15/2034	$1,079,390
		Port of Oakland, CA
	985,000	5.00%, 05/01/2021	1,153,051
	500,000	5.00%, 05/01/2023	582,945
	1,000,000	Rancho Cucamonga, CA, Redev Agency Tax 5.00%, 09/01/2029	1,161,590
	1,150,000	San Bernardino, CA, USD GO 5.00%, 08/01/2021	1,365,038
	1,000,000	San Buenaventura, CA, Community Memorial Health System 7.50%, 12/01/2041	1,208,640
	3,000,000	San Diego, CA, Redev Agency Tax Allocation 7.00%, 11/01/2039	3,486,270
	875,000	San Joaquin Hills, CA, Transporation Auth 5.00%, 01/15/2029	965,816
		San Jose, CA, Redev Agency
	2,575,000	5.00%, 08/01/2022	2,711,449
	500,000	6.50%, 08/01/2023	548,470
		San Mateo Joint Powers Financing Auth
	1,250,000	5.00%, 06/15/2029	1,460,187
	1,250,000	5.00%, 06/15/2030	1,449,812
	1,335,000	Santa Cruz County, CA, Redev Agency 6.63%, 09/01/2029	1,522,207
		Santa Margarita, CA, Water Dist Special Tax
	500,000	4.25%, 09/01/2021	536,200
	500,000	5.00%, 09/01/2022	563,915
	500,000	5.00%, 09/01/2023	562,950
	1,095,000	5.00%, 09/01/2028	1,223,137
	3,000,000	Twin Rivers, CA, Unif School Dist Cops 3.45%, 07/01/2037 (1)	3,005,700

			53,391,934

		Colorado - 0.2%
	1,000,000	Denver, CO, City and County Special Fac Airport Rev 5.00%, 11/15/2018	1,114,020

		Connecticut - 1.3%
	2,600,000	City of New Haven, CT, GO 5.00%, 08/01/2024	3,051,698
	970,000	Connecticut Housing FA 4.00%, 11/15/2044	1,035,077
	1,850,000	Hartford, CT, GO 5.00%, 04/01/2026	2,121,895

			6,208,670

		District of Columbia - 0.6%
		Metropolitan Washington, DC, Airport Auth System Rev
	1,000,000	5.00%, 10/01/2020	1,155,780
	1,450,000	5.00%, 10/01/2022	1,711,913

			2,867,693

		Florida - 7.9%
	2,000,000	Broward County, FL, School Board 5.00%, 07/01/2027	2,362,600
		Collier County, FL, Industrial Development Auth
	200,000	6.25%, 05/15/2035 (2)	200,422
	500,000	6.50%, 05/15/2020 (2)	500,635
	500,000	7.00%, 05/15/2024 (2)	563,775
	2,125,000	Florida Village Community Development Dist 8 6.38%, 05/01/2038	2,298,081

The accompanying notes are an integral part of these financial statements.

118

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.9% - (continued)
		Florida - 7.9% - (continued)
		Greater Orlando, FL, Aviation Auth
$	3,300,000	5.00%, 10/01/2021	$3,875,157
	1,040,000	5.00%, 10/01/2024	1,188,720
	125,000	Highlands County, FL, Adventist Health (Prerefunded with US Gov’t Securities) 5.25%, 11/15/2036 (1)	131,321
	1,905,000	Highlands County, FL, Health Fac Auth 5.25%, 11/15/2036	1,979,981
	2,000,000	Jacksonville, FL, Econ Development Commission Obligor: Florida Proton Therapy Institute, Inc. 6.25%, 09/01/2027 (2)	2,117,800
	2,700,000	Jacksonville, FL, Sales Tax Rev 5.00%, 10/01/2021	3,193,803
	2,000,000	Lake County, FL, School Board 5.00%, 06/01/2026	2,331,660
	1,750,000	Lakeland, FL, Retirement Community Rev 6.38%, 01/01/2043	1,840,493
	500,000	Magnolia Creek, FL, Community Development Dist Capital Improvement 5.90%, 05/01/2039 *	107,500
	3,000,000	Miami-Dade County, FL 5.00%, 07/01/2032	3,472,500
		Miami-Dade County, FL, Aviation Rev
	1,000,000	5.00%, 10/01/2024	1,156,320
	2,500,000	5.00%, 10/01/2026	2,848,275
	2,000,000	Miami-Dade County, FL, School Board 5.00%, 08/01/2027 (3)	2,303,340
	2,130,000	Orange County, FL, School Board 5.00%, 08/01/2026	2,498,788
	1,000,000	Palm Beach County, FL, Health System 6.75%, 06/01/2024	1,174,460
	715,000	River Bend Community Development Dist, Capital Improvement Rev 7.13%, 11/01/2015 *	43,115
	500,000	Village, FL, Community Development Dist 11 3.25%, 05/01/2019	500,095
	775,000	Volusia County, FL, School Board 5.00%, 08/01/2025	920,909

			37,609,750

		Georgia - 0.7%
	1,500,000	Dekalb Newton and Gwinnett Counties, GA, Joint DA 6.00%, 07/01/2034	1,723,770
	1,500,000	Marietta, GA, DA Life University, Inc. Proj 7.00%, 06/15/2030	1,580,805

			3,304,575

		Hawaii - 0.2%
	1,000,000	Hawaii State Dept of Transportation 5.00%, 08/01/2022	1,167,010

		Idaho - 0.2%
	1,000,000	Idaho State Health Facilities Auth Rev 5.00%, 03/01/2032	1,108,230

		Illinois - 12.1%
	830,000	Aurora, IL, Tax Increment Rev 6.75%, 12/30/2027	893,404
	2,545,000	Chicago O’Hare International Airport 5.00%, 01/01/2030	2,882,314

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.9% - (continued)
		Illinois - 12.1% - (continued)
		Chicago Park Dist
$	1,000,000	4.00%, 01/01/2017	$1,030,460
	500,000	5.25%, 01/01/2037	535,825
	1,625,000	Chicago, IL, Board of Education 6.00%, 01/01/2020	1,758,477
	855,000	Chicago, IL, O’Hare International Airport Rev 5.25%, 01/01/2027	856,402
		Chicago, IL, Park Dist, GO
	250,000	5.00%, 01/01/2020	270,045
	700,000	5.00%, 01/01/2025	784,476
	2,750,000	5.00%, 01/01/2026	3,054,865
	2,770,000	Chicago, IL, Transit Auth 5.00%, 06/01/2021	2,905,924
		City of Chicago, IL, GO
	1,700,000	4.00%, 01/01/2018	1,711,832
	700,000	5.00%, 12/01/2023	705,901
	2,000,000	5.00%, 01/01/2024	2,022,580
	1,000,000	5.50%, 01/01/2040	1,017,920
		City of Chicago, IL, Wastewater Transmission Rev
	715,000	5.00%, 01/01/2028	781,381
	1,785,000	5.00%, 01/01/2029	1,932,048
		City of Chicago, IL, Waterworks Rev
	615,000	5.00%, 11/01/2017	638,155
	1,000,000	5.00%, 11/01/2028	1,091,470
	1,400,000	Illinois FA Rev, Art Institute of Chicago 6.00%, 03/01/2038	1,577,310
	3,000,000	Illinois FA Rev, Silver Cross Hospital and Medicine 5.50%, 08/15/2030	3,228,450
	4,000,000	Illinois Metropolitan Pier & Exposition Auth 0.00%, 12/15/2024 (4)	2,887,000
		Illinois State FA Rev
	665,000	5.00%, 11/15/2028	762,090
	1,650,000	5.00%, 11/15/2031	1,867,668
	1,500,000	5.00%, 11/15/2033	1,683,570
	1,510,000	5.00%, 11/15/2034	1,673,231
	1,250,000	7.75%, 08/15/2034	1,505,838
		Illinois State GO
	1,500,000	5.00%, 01/01/2022	1,589,880
	1,500,000	5.00%, 08/01/2025	1,606,080
	1,500,000	5.25%, 01/01/2021	1,659,360
	1,650,000	6.50%, 06/15/2022	1,934,790
	2,000,000	Illinois State Toll Highway Auth 5.00%, 01/01/2030	2,292,300
	2,800,000	Kane Cook & DuPage Counties GO 5.00%, 01/01/2031	3,112,508
	1,250,000	Kane McHenry Cook & DeKalb Counties, IL, USD 5.00%, 01/01/2027	1,448,850
		Metropolitan Pier & Exposition Auth
	2,000,000	0.00%, 06/15/2027 (4)	1,279,980
	1,630,000	5.00%, 12/15/2020	1,824,443
	985,000	State of Illinois 5.00%, 02/01/2026	1,059,968

			57,866,795

		Indiana - 1.7%
	1,000,000	Indiana State FA Hospital Rev 5.00%, 12/01/2029	1,160,420
	1,625,000	Indiana State Financing Auth Rev 5.00%, 03/01/2023	1,791,156

The accompanying notes are an integral part of these financial statements.

119

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.9% - (continued)
		Indiana - 1.7% - (continued)
$	1,000,000	Indianapolis, IN, Airport Auth Rev 5.00%, 01/01/2029	$1,129,070
	775,000	Richmond, IN, Hospital Auth Rev 5.00%, 01/01/2035	858,971
	2,000,000	Vigo County, IN, Hospital Auth 5.75%, 09/01/2042 (2)	2,064,440
	1,000,000	Whiting, IN, Environmental Facilities Rev 1.85%, 06/01/2044 (1)	1,003,380

			8,007,437

		Kansas - 0.2%
	1,000,000	Wyandotte County-Kansas City, KS 5.00%, 09/01/2025	1,183,810

		Kentucky - 0.8%
	350,000	Kentucky Public Transportation Inf Auth 5.00%, 07/01/2017	372,663
	1,710,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Pollution Control Rev 1.65%, 10/01/2033 (1)	1,727,254
	1,515,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Rev Catholic Health Initiatives 5.00%, 12/01/2023	1,756,233

			3,856,150

		Louisiana - 2.7%
	2,500,000	Louisana State, Tobacco Settlement Financing Corp. 5.00%, 05/15/2026	2,650,875
	1,750,000	Louisiana State, Local Gov’t Environmental Facilities & Community Development Auth 6.00%, 11/15/2035	1,743,892
		New Orleans, LA, Aviation Board
	750,000	5.00%, 01/01/2034	821,460
	2,500,000	6.00%, 01/01/2023	2,850,700
	4,000,000	State of Louisiana 5.00%, 12/01/2031	4,621,040

			12,687,967

		Maryland - 0.3%
	1,500,000	Westminster Maryland Rev 4.38%, 07/01/2021	1,557,420

		Massachusetts - 1.0%
		Massachusetts State Development Fin Agency Rev
	1,200,000	5.00%, 01/01/2019	1,319,292
	1,200,000	8.00%, 04/15/2031	1,520,568
		Massachusetts State PA
	455,000	4.00%, 07/01/2022	508,449
	385,000	5.00%, 07/01/2021	450,084
	650,000	5.00%, 07/01/2023	766,545

			4,564,938

		Michigan - 3.8%
	4,000,000	Kent, MI, Hospital FA 6.00%, 07/01/2035	4,009,360
		Michigan FA
	1,000,000	5.00%, 07/01/2018	1,080,240
	650,000	5.00%, 07/01/2029	722,767
	2,700,000	5.00%, 10/01/2030	3,085,290
		Michigan St FA
	2,555,000	5.00%, 06/01/2033	2,806,923
	1,000,000	5.00%, 06/01/2034	1,093,980

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.9% - (continued)
		Michigan - 3.8% - (continued)
$	2,000,000	Royal Oak, MI, Hospital FA 8.25%, 09/01/2039	$2,407,220
		Wayne County, MI, Airport Auth Rev
	1,000,000	5.00%, 12/01/2015	1,003,350
	1,690,000	5.00%, 12/01/2030	1,908,334

			18,117,464

		Minnesota - 0.1%
		City of Rochester, MN, Healthcare & Housing Rev Fac
	250,000	2.00%, 12/01/2018 (3)	249,925
	250,000	4.00%, 12/01/2019 (3)	260,790

			510,715

		Mississippi - 0.4%
	1,850,000	State of Mississippi 5.00%, 10/15/2029	2,124,947

		Missouri - 0.8%
	3,500,000	Kirkwood, MO, Industrial DA Retirement Community 8.25%, 05/15/2045	3,945,410

		Nevada - 0.6%
		Las Vegas, NV, Spl Impt Dist
	365,000	5.00%, 06/01/2027	372,384
	700,000	5.00%, 06/01/2029	709,226
	410,000	Mesquite, NV, Special Improvement Dist 6.00%, 08/01/2027	414,403
	1,110,000	Nevada State Natural Resources GO 5.00%, 03/01/2026	1,318,347

			2,814,360

		New Jersey - 2.5%
	2,855,000	New Jersey Health Care Facilities FA, Hospital Asset Transformation 5.75%, 10/01/2031	3,141,328
		New Jersey State Econ DA
	1,245,000	4.88%, 09/15/2019	1,309,541
	1,590,000	5.00%, 03/01/2023	1,715,133
	2,000,000	New Jersey State Educational FA Rev, University of Medicine & Dentistry 7.50%, 12/01/2032	2,449,860
		New Jersey State Transportation Trust Fund Auth
	5,000,000	0.00%, 12/15/2032 (4)	2,049,400
	1,000,000	5.00%, 09/15/2017	1,068,280

			11,733,542

		New Mexico - 0.9%
	3,000,000	Los Alamos County, NM, Tax Improvement Rev 5.88%, 06/01/2027	3,388,890
	880,000	Montecito Estates, NM, Public Improvement Dist 7.00%, 10/01/2037	906,902

			4,295,792

		New York - 13.0%
	4,000,000	City of New York, NY 6.25%, 10/15/2028	4,632,535
	2,000,000	Liberty, NY, Corp. Development Goldman Sachs Headquarters 5.25%, 10/01/2035	2,362,140

The accompanying notes are an integral part of these financial statements.

120

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.9% - (continued)
		New York - 13.0% - (continued)
$	940,000	New York City Housing Development Corp. 4.50%, 02/15/2048	$965,935
	15,000,000	New York City, NY, Water and Sewer Financing Auth Rev 5.00%, 06/15/2039	17,045,850
	2,100,000	New York Metropolitan Transportation Auth Rev 5.00%, 11/15/2020	2,463,741
	1,120,000	New York Mortgage Agency Rev 3.50%, 10/01/2034	1,169,146
		New York State Dormitory Auth Rev
	1,670,000	5.00%, 03/15/2022	1,985,296
	2,000,000	5.00%, 12/15/2027	2,368,300
	970,000	5.00%, 03/15/2028	1,056,359
	1,000,000	5.00%, 03/15/2030	1,171,950
	4,100,000	5.00%, 03/15/2031	4,803,150
	860,000	New York State Energy Research & Development Auth 2.38%, 07/01/2026 (1)	853,705
	1,535,000	New York State Liberty Development Corp. Rev 5.15%, 11/15/2034 (2)	1,593,345
		New York State Thruway Auth
	1,000,000	5.00%, 01/01/2019	1,122,710
	1,000,000	5.00%, 03/15/2021	1,183,680
	1,000,000	New York State Urban Development Corp. Rev 5.00%, 03/15/2026	1,182,660
	2,000,000	New York, NY, IDA Terminal One Group Assoc Proj AMT 5.50%, 01/01/2024 (1)	2,015,600
	1,145,000	Newburth, NY, GO 5.00%, 06/15/2019	1,244,535
	2,750,000	PA of New York and New Jersey 5.00%, 10/15/2025	3,261,747
	2,340,000	Town of Oyster Bay, NY, GO 5.00%, 08/15/2024	2,786,355
	2,500,000	TSASC, Inc. 5.00%, 06/01/2034	2,380,725
	940,000	Ulster County, NY, Capital Resource Corp. Rev 0.00%, 09/15/2044 (2)(5)	722,663
	2,000,000	Ulster County, NY, IDA Kingston Regional Senior Living 6.00%, 09/15/2042	1,960,620
		Yonkers, NY, GO
	885,000	3.00%, 08/15/2019	930,595
	1,000,000	5.00%, 03/15/2021	1,161,790

			62,425,132

		North Carolina - 0.9%
	1,325,000	North Carolina Eastern Municipal Power 4.00%, 01/01/2020	1,480,184
	1,555,000	North Carolina Medical Care Commission Retirement FA Rev, First Mortgage Galloway Ridge 5.88%, 01/01/2031	1,692,913
	1,000,000	North Carolina State Medical Care Commission, Galloway Ridge, Inc. 6.00%, 01/01/2039	1,081,030

			4,254,127

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.9% - (continued)
		Ohio - 3.7%
$	2,000,000	Allen County, OH, Hospital Fac Rev 5.00%, 05/01/2023	$2,342,320
		Buckeye, OH, Tobacco Settlement FA
	4,000,000	5.88%, 06/01/2047	3,421,640
	6,680,000	6.00%, 06/01/2042	5,786,817
	2,000,000	Dayton, OH, City School Dist GO 5.00%, 11/01/2027	2,436,440
	2,275,000	Lancaster, OH, Gas Rev 0.73%, 02/01/2019 (1)	2,260,895
	1,235,000	Ohio State Cultural Sports Fac Building Proj 5.00%, 04/01/2020	1,430,723

			17,678,835

		Oregon - 0.4%
		Port of Portland, OR, Airport Rev
	1,000,000	5.00%, 07/01/2031	1,131,910
	750,000	5.00%, 07/01/2032	845,310

			1,977,220

		Other U.S. Territories - 0.1%
	705,000	Puerto Rico Highway & Transportation Auth 4.95%, 07/01/2026	701,475

		Pennsylvania - 4.5%
	500,000	Allegheny County Hospital Development Auth 5.38%, 08/15/2029	562,885
	960,000	Allegheny County, PA, Industrial DA Charter School 6.75%, 08/15/2035	1,037,328
	2,000,000	Commonwealth FA 5.00%, 06/01/2026	2,325,300
	1,165,000	Montgomery County, PA, Higher Education and Health 5.00%, 10/01/2023	1,300,979
	1,000,000	Pennsylvania State GO 7.00%, 07/15/2028	1,047,130
	2,250,000	Pennsylvania State IDA 5.00%, 07/01/2021	2,631,667
		Pennsylvania State Turnpike Commission Rev
	575,000	0.89%, 12/01/2020 (1)	569,790
	2,000,000	0.91%, 12/01/2021 (1)	1,969,760
	925,000	0.99%, 12/01/2021 (1)	915,260
	1,335,000	6.00%, 06/01/2028	1,493,011
	1,750,000	Pennsylvania State, PA, GO 5.00%, 08/15/2023	2,091,687
		Philadelphia, PA, Municipal Auth
	750,000	6.38%, 04/01/2029	865,620
	800,000	6.50%, 04/01/2034	919,448
		Pittsburgh, PA, School Dist GO
	1,575,000	5.00%, 09/01/2021	1,849,633
	750,000	5.00%, 09/01/2023	871,320
	1,000,000	Susquehanna, PA, Regional Airport Auth System Rev 5.00%, 01/01/2019	1,074,490

			21,525,308

		Rhode Island - 1.5%
	1,415,000	Cranston, RI, GO 5.00%, 07/01/2019	1,587,404
	1,500,000	Rhode Island State & Providence Plantations 4.00%, 10/01/2018	1,618,785
		Rhode Island State Health & Educational Bldg Corp.
	1,655,000	4.00%, 05/15/2017	1,718,651

The accompanying notes are an integral part of these financial statements.

121

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.9% - (continued)
		Rhode Island - 1.5% - (continued)
$	1,900,000	5.00%, 05/15/2027	$2,192,505

			7,117,345

		South Carolina - 0.1%
	1,987,000	Lancaster County, SC, Sun City Assessment 7.70%, 11/01/2017 *	417,270

		South Dakota - 0.5%
	1,000,000	South Dakota State Education Enhancement 5.00%, 06/01/2026	1,118,070
	1,000,000	South Dakota State Health & Educational FA 5.00%, 11/01/2029	1,144,720
	185,000	South Dakota State Housing DA 6.13%, 05/01/2033	189,109

			2,451,899

		Texas - 7.4%
	1,000,000	Arlington, TX, Higher Education Fin 5.00%, 08/15/2027	1,171,020
	1,500,000	Brazos Harbor, TX, Industrial Development Corp. 5.90%, 05/01/2038 (1)	1,611,165
	1,250,000	Dallas Independent School Dist 1.50%, 02/15/2034 (1)	1,260,900
	2,000,000	Dallas-Fort Worth, TX, International Airport Fac Improvement Corp. 6.15%, 01/01/2016	2,005,240
		Harris County - Houston, TX
	250,000	5.00%, 11/15/2032	277,183
	350,000	5.00%, 11/15/2034	384,657
		North Texas Tollway Auth Rev
	2,995,000	5.00%, 01/01/2022	3,532,123
	2,500,000	5.00%, 01/01/2030	2,797,900
	1,250,000	6.10%, 01/01/2028	1,436,725
	1,985,000	San Antonio, TX, Airport System Rev 5.00%, 07/01/2023	2,295,494
	2,200,000	San Antonio, TX, Water Rev 5.00%, 05/15/2026	2,638,614
	2,000,000	Spring Branch Independent School Dist. 5.00%, 02/01/2026 (3)	2,439,760
		Tarrant County, TX, Cultural Education Fac
	610,000	3.88%, 11/15/2020	615,008
	1,000,000	5.00%, 10/01/2034	1,057,380
	1,500,000	Texas State Transportation Commission 0.36%, 04/01/2032 (1)	1,500,120
	1,250,000	Texas State Transportation Commission Turnpike System 5.00%, 08/15/2032	1,385,637
	2,500,000	Texas State Transportation Commission, GO 0.39%, 10/01/2041 (1)	2,478,775
	2,000,000	Travis County, TX, Health Fac Development 7.13%, 11/01/2040	2,300,760
	600,000	Travis County, TX, Health Fac, Querencia Barton Creek Project 5.65%, 11/15/2035	601,098
	3,500,000	Wylie, TX, ISD, GO 0.00%, 08/15/2018 (4)	3,413,690

			35,203,249

		Vermont - 0.2%
	900,000	Vermont State Econ DA Waste 4.75%, 04/01/2036 (1)(2)	903,420

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.9% - (continued)
		Virginia - 0.4%
$	1,750,000	Washington County, VA, Industrial DA Hospital 7.75%, 07/01/2038	$2,007,145

		Washington - 2.9%
		Grant County, WA, Utility Dist 2
	1,825,000	5.00%, 01/01/2022	2,136,090
	1,905,000	5.00%, 01/01/2023	2,233,632
		Washington State Health Care Fac Auth
	780,000	5.00%, 07/01/2028	876,509
	2,000,000	5.00%, 03/01/2029	2,291,660
	1,295,000	Washington State Health Care Fac Auth Rev 5.00%, 01/01/2026	1,515,577
	3,600,000	Washington State Health Care Fac Auth, VA Mason Medical 6.13%, 08/15/2037	3,849,192
	1,150,000	Washington State Housing Finance Commission 7.00%, 07/01/2045 (2)	1,170,010

			14,072,670

		West Virginia - 0.3%
	1,240,000	West Virginia Economic Development Auth 1.90%, 03/01/2040 (1)	1,242,443

		Wisconsin - 3.1%
	1,790,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2025	2,071,406
	1,500,000	Public Finance Auth 5.00%, 09/01/2025 (2)	1,573,515
	1,700,000	Wisconsin Health and Educational Fac, Iowa Health System Obligated Group 5.00%, 12/01/2028	1,973,479
		Wisconsin State
	2,685,000	5.75%, 05/01/2033	3,068,821
	1,295,000	6.00%, 05/01/2036	1,498,742
		Wisconsin State Health & Educational Fac Auth Rev
	2,000,000	5.00%, 11/15/2027	2,321,220
	2,465,000	5.25%, 08/15/2024	2,535,819

			15,043,002

		Total Municipal Bonds (cost $428,690,710)	$445,130,069

		Total Long-Term Investments (cost $428,690,710)	$445,130,069

SHORT-TERM INVESTMENTS - 6.7%
		Other Investment Pools & Funds - 6.7%
	32,104,952	JP Morgan Tax Free Money Market Fund	$32,104,952

		Total Short-Term Investments (cost $32,104,952)	$32,104,952

Total Investments (cost $460,795,662) ^	99.6%	$477,235,021
Other Assets and Liabilities	0.4%	1,782,496

Total Net Assets	100.0%	$479,017,517

The accompanying notes are an integral part of these financial statements.

122

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $460,795,662 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,414,857
Unrealized Depreciation	(3,975,498)

Net Unrealized Appreciation	$16,439,359

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $11,410,025, which represents 2.4% of total net assets.

(3)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $5,197,285 at October 31, 2015.

(4)	Security is a zero-coupon bond.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

Futures Contracts Outstanding at October 31, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury Long Bond Future	80	12/21/2015	$12,362,972	$12,515,000	$ (152,028)

Total futures contracts					$ (152,028)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
AMT	Alternative Minimum Tax
COPS	Certificates of Participation
DA	Development Authority
FA	Finance Authority
GO	General Obligation
ISD	Independent School District
IDA	Industrial Development Authority
PA	Port Authority
Rev	Revenue
USD	United School District
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

123

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Municipal Bonds	$445,130,069	$—	$445,130,069	$—
Short-Term Investments	32,104,952	32,104,952	—	—

Total	$477,235,021	$32,104,952	$445,130,069	$—

Liabilities
Futures Contracts (2)	$(152,028)	$(152,028)	$—	$—

Total	$(152,028)	$(152,028)	$—	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

124

The Hartford Municipal Real Return Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 98.2%
		Alabama - 1.0%
$	1,500,000	County of Jefferson, AL, Sewer Rev 5.00%, 10/01/2018	$1,615,035

		Alaska - 1.3%
	375,000	Alaska Municipal Bond Bank Auth Rev 5.75%, 09/01/2033	426,321
	610,000	Anchorage, AK, GO 5.25%, 08/01/2028	679,754
	1,000,000	CIVICVentures/AK 5.00%, 09/01/2026	1,167,200

			2,273,275

		Arizona - 1.0%
	1,000,000	Arizona State Health Fac Auth Hospital System Rev 5.00%, 02/01/2020	1,121,820
	265,000	Estrella Mountain Ranch, AZ, Community Fac Dist GO 6.20%, 07/15/2032	273,928
	229,000	Sundance, AZ, Community Fac Dist 7.13%, 07/01/2027 (1)	229,071

			1,624,819

		California - 14.0%
		California State Communities DA Rev
	570,000	1.00%, 04/01/2036 (2)	483,970
	1,000,000	5.00%, 10/01/2022	1,064,770
	250,000	5.50%, 07/01/2037 (3)	3
	500,000	California State Dept Water Resources Supply Rev 5.00%, 05/01/2022	550,270
	1,000,000	California State Health Facilities 6.00%, 07/01/2029	1,156,490
	170,000	California State Public Works Board, State University Trustees 6.13%, 04/01/2029	198,001
	1,530,000	Corona-Norco California University 4.00%, 09/01/2019	1,653,257
	300,000	El Dorado, CA, Irrigation Dist 5.38%, 08/01/2024	342,021
	315,000	Elk Grove Finance Auth 5.00%, 09/01/2031	355,099
	435,000	Foothill-Eastern Transportation Corridor Agency 5.00%, 01/15/2053(2)	457,407
	425,000	Golden State Tobacco Securitization Agency 5.00%, 06/01/2017	451,567
	1,000,000	Hemet, CA, Unif School Dist FA Special Tax 5.00%, 09/01/2031	1,087,700
	400,000	Huntington Park, CA, Public FA Rev 5.25%, 09/01/2019	405,076
	1,000,000	Irvine, CA, Improvement Bond Act 4.00%, 09/02/2019	1,081,390
	1,100,000	Los Angeles, CA, Regional Airports Improvement Corp. 5.00%, 01/01/2020	1,243,693
	1,000,000	Oakland, CA, Airport Rev 5.00%, 05/01/2026	1,129,180
	500,000	San Bernardino, CA, Community College Dist GO 6.38%, 08/01/2026	576,470

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 98.2% - (continued)
		California - 14.0% - (continued)
$	500,000	San Buenaventura, CA, Rev 5.25%, 12/01/2017	$532,965
	60,000	San Diego, CA, Redev Agency, Centre City Sub Pkg 5.25%, 09/01/2026	60,064
	1,120,000	San Francisco City & County, CA, Redev FA 6.50%, 08/01/2032	1,298,147
	290,000	San Joaquin Hills, CA, Transporation Auth 5.00%, 01/15/2029	320,099
	1,000,000	San Jose, CA, Redev Agency 6.50%, 08/01/2019	1,126,020
	665,000	Santa Cruz County, CA, Redev Agency 6.63%, 09/01/2029	758,253
		Santa Margarita, CA, Water Dist Special Tax
	500,000	5.00%, 09/01/2024	557,810
	500,000	5.00%, 09/01/2025	548,775
	970,000	5.00%, 09/01/2028	1,083,509
	500,000	Southern California State Public Power Auth 5.00%, 07/01/2023	559,695
	230,000	Temecula, CA, Redev Agency Tax Allocation Rev 5.63%, 12/15/2038	234,947
	1,000,000	Tuolumne, CA, Wind Proj Auth Rev 5.88%, 01/01/2029	1,139,100
	700,000	Twin Rivers, CA, Unif School Dist Certificates of Participation 3.20%, 06/01/2035 (2)	701,316
	1,250,000	Ventura County, CA, Certificates of Participation 5.63%, 08/15/2027	1,445,275
	1,000,000	Washington Township, CA, Health Care Dist Rev 6.00%, 07/01/2029	1,116,400

			23,718,739

		Colorado - 0.4%
	600,000	University of Colorado Enterprise Rev 5.75%, 06/01/2028	700,530

		Connecticut - 1.3%
	950,000	City of Hartford, CT, GO 5.00%, 07/01/2027	1,103,064
	1,000,000	City of New Haven, CT, GO 5.00%, 11/01/2017	1,077,240

			2,180,304

		Delaware - 0.8%
	1,180,000	Delaware State Transportation Auth 5.00%, 07/01/2025	1,341,825

		District of Columbia - 2.7%
	3,000,000	District of Columbia University Rev 5.25%, 04/01/2034 (2)	3,296,430
	1,035,000	Metropolitan Washington, DC, Airport Auth System Rev 5.00%, 10/01/2022	1,221,952

			4,518,382

		Florida - 7.7%
		Broward County, FL, Airport System Rev
	145,000	5.00%, 10/01/2019	164,311
	120,000	5.00%, 10/01/2020	138,204
	285,000	5.00%, 10/01/2021	332,071

The accompanying notes are an integral part of these financial statements.

125

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 98.2% - (continued)
		Florida - 7.7% - (continued)
		Collier County, FL, Industrial Development Auth
$	500,000	6.50%, 05/15/2020 (1)	$500,635
	500,000	7.00%, 05/15/2024 (1)	563,775
		Greater Orlando, FL, Aviation Auth
	1,500,000	5.00%, 10/01/2021	1,761,435
	1,000,000	5.00%, 10/01/2024	1,143,000
	2,000,000	Jacksonville, FL, Econ Development Commission Obligor: Florida Proton Therapy Institute, Inc. 6.25%, 09/01/2027 (1)	2,117,800
	190,000	Miami Beach, FL, Health Fac Auth 5.00%, 11/15/2020	217,345
	625,000	Miami-Dade County Expressway Auth 5.00%, 07/01/2024	746,487
	530,000	Miami-Dade County, FL, Aviation Auth 5.00%, 10/01/2027	610,523
	2,000,000	Miami-Dade County, FL, Educational Fac Auth 5.75%, 04/01/2028	2,044,700
	1,000,000	Miami-Dade County, FL, School Board 5.00%, 08/01/2027 (4)	1,151,670
	1,000,000	Palm Beach County Health 6.80%, 06/01/2025	1,183,520
	360,000	River Bend Community Development Dist, Capital Improvement Rev 7.13%, 11/01/2015 (3)	21,708
	250,000	Village, FL, Community Development Dist 11 3.25%, 05/01/2019	250,047

			12,947,231

		Georgia - 1.5%
	2,000,000	Atlanta, GA, Airport Passenger Fac Charge Rev 5.00%, 01/01/2023	2,271,600
	10,000	Georgia Municipal Electric Auth, Power Rev (Prerefunded with US Gov’t Securities) 6.50%, 01/01/2017	10,091
	245,000	Georgia State Municipal Elec Auth 6.50%, 01/01/2017	252,507

			2,534,198

		Hawaii - 1.0%
	1,000,000	Hawaii State Dept of Transportation 5.00%, 08/01/2022	1,167,010
	500,000	Hawaii State Harbor System Rev 5.38%, 01/01/2020	501,760

			1,668,770

		Idaho - 1.0%
	1,470,000	Idaho State Bond Bank Auth Rev 5.63%, 09/15/2026	1,671,302

		Illinois - 17.0%
	825,000	Chicago, IL, Board of Education 6.00%, 01/01/2020	892,765
		Chicago, IL, O’Hare International Airport Rev
	825,000	5.00%, 01/01/2023	936,474
	1,500,000	5.00%, 01/01/2026	1,687,800
	850,000	5.25%, 01/01/2027	851,394
	2,670,000	Chicago, IL, Park Dist, GO 5.00%, 01/01/2025	2,992,216
		City of Chicago, IL, GO
	785,000	4.00%, 01/01/2018	790,464

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 98.2% - (continued)
		Illinois - 17.0% - (continued)
$	300,000	5.00%, 12/01/2023	$302,529
	1,000,000	5.50%, 01/01/2030	1,036,310
		City of Chicago, IL, Wastewater Transmission Rev
	285,000	5.00%, 01/01/2028	311,459
	715,000	5.00%, 01/01/2029	773,902
		City of Chicago, IL, Waterworks Rev
	260,000	5.00%, 11/01/2017	269,789
	1,205,000	5.00%, 11/01/2029	1,283,915
	1,500,000	Huntley, IL, Special Service #9 5.10%, 03/01/2028	1,585,440
		Illinois State FA Rev
	1,000,000	5.00%, 10/01/2023	1,183,080
	335,000	5.00%, 11/15/2028	383,910
	1,000,000	5.00%, 11/15/2031	1,131,920
	1,000,000	5.00%, 11/15/2033	1,122,380
	625,000	5.00%, 11/15/2034	692,563
		Illinois State GO
	1,000,000	5.00%, 01/01/2022	1,059,920
	2,000,000	5.25%, 01/01/2021	2,212,480
	1,000,000	Illinois State Toll Highway Auth 5.00%, 01/01/2027	1,150,170
	1,400,000	Kane Cook & DuPage Counties GO 5.00%, 01/01/2031	1,556,254
	625,000	Kane McHenry Cook & DeKalb Counties, IL, USD 5.00%, 01/01/2027	724,425
	1,000,000	Met Pier & Exposition Auth, IL, Revenue 5.00%, 12/15/2035	1,054,360
	1,000,000	Railsplitter, IL, Tobacco Settlement Auth 5.50%, 06/01/2023	1,167,660
	500,000	Springfield, IL, Water Rev 5.25%, 03/01/2026	549,805
	1,000,000	State of Illinois 5.00%, 02/01/2026	1,076,110

			28,779,494

		Indiana - 1.4%
	1,075,000	Indiana State Housing and Community DA 4.55%, 07/01/2027	1,086,728
		University of Southern Indiana
	820,000	5.00%, 10/01/2022	945,747
	250,000	5.00%, 10/01/2023	288,025

			2,320,500

		Kentucky - 0.9%
	230,000	Kentucky Public Transportation Inf Auth 5.00%, 07/01/2017	244,892
	1,085,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Rev Catholic Health Initiatives 5.00%, 12/01/2023	1,257,765

			1,502,657

		Louisiana - 2.0%
	1,500,000	Louisana State, Tobacco Settlement Financing Corp. 5.00%, 05/15/2026	1,590,525
	1,155,000	Louisiana State Local Gov’t Environmental Facs & Community DA Rev 6.00%, 11/15/2030	1,174,993
	500,000	New Orleans, LA, Aviation Board 5.00%, 01/01/2034	547,640

			3,313,158

The accompanying notes are an integral part of these financial statements.

126

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 98.2% - (continued)
		Maryland - 0.6%
$	1,000,000	Westminster Maryland Rev 3.88%, 07/01/2019	$1,018,940

		Massachusetts - 0.6%
	925,000	Massachusetts State Development Fin Agency Rev 5.00%, 01/01/2017	965,737

		Michigan - 0.8%
		Michigan FA
	600,000	5.00%, 07/01/2018	648,144
	350,000	5.00%, 07/01/2029	389,183
	275,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	309,265

			1,346,592

		Missouri - 0.1%
	1,000,000	Stone Canyon, MO, Community Improvement Dist Rev 5.75%, 04/01/2027 (3)	220,000

		Nevada - 0.2%
	400,000	Las Vegas, NV, Special Improvement Dist 5.00%, 06/01/2028	406,680

		New Jersey - 1.0%
	625,000	New Jersey State Econ DA 4.88%, 09/15/2019	657,400
	1,000,000	New Jersey State Econ DA Lease Rev 5.00%, 09/01/2021	1,078,300

			1,735,700

		New York - 9.5%
	1,000,000	City of New York, NY 6.25%, 10/15/2028	1,158,116
	1,000,000	Liberty, NY, Corp. Development Goldman Sachs Headquarters 5.25%, 10/01/2035	1,181,070
	3,000,000	Metropolitan Transportation Auth, NY, Rev 5.25%, 11/15/2023	3,541,530
	395,000	New York City Housing Development Corp. 4.50%, 02/15/2048	405,898
	500,000	New York Mortgage Agency Rev 3.50%, 10/01/2034	521,940
		New York State Dormitory Auth Rev
	970,000	5.00%, 03/15/2028	1,056,359
	2,000,000	5.00%, 03/15/2031	2,343,000
	2,000,000	New York State Dormitory Auth Rev Obligor: Teacher’s College 5.38%, 03/01/2029	2,237,960
	765,000	New York State Liberty Development Corp. Rev 5.15%, 11/15/2034 (1)	794,078
		Newburth, NY, GO
	610,000	5.00%, 06/15/2017	639,506
	645,000	5.00%, 06/15/2018	689,595
	575,000	Ulster County, NY, Capital Resource Corp. Rev 0.00%, 09/15/2044 (1)(5)	442,054
	1,000,000	Ulster County, NY, Industrial Development Agency 6.00%, 09/15/2027	1,007,610

			16,018,716

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 98.2% - (continued)
		Ohio - 2.3%
$	1,200,000	Cuyahoga, OH, Community College Dist 5.00%, 08/01/2027	$1,369,824
	2,000,000	Dayton, OH, City School Dist GO 5.00%, 11/01/2027	2,436,440

			3,806,264

		Oklahoma - 1.5%
	2,310,000	Norman, OK, Regional Hospital Auth Rev 5.25%, 09/01/2019	2,476,158

		Other U.S. Territories - 1.9%
	1,500,000	Guam Government Business Privilege Tax Rev 5.00%, 01/01/2027	1,655,280
	1,000,000	Guam Government Power Auth Rev 5.00%, 10/01/2023	1,178,810
	380,000	Puerto Rico Highway & Transportation Auth 4.95%, 07/01/2026	378,100

			3,212,190

		Pennsylvania - 5.2%
	1,000,000	Commonwealth FA 5.00%, 06/01/2026	1,162,650
	1,000,000	Montgomery County, PA, Higher Education and Health 5.00%, 10/01/2023	1,116,720
	665,000	Pennsylvania State Turnpike Commission Rev 6.00%, 06/01/2028	743,709
	750,000	Pennsylvania State, PA, GO 5.00%, 08/15/2023	896,438
	1,000,000	Philadelphia, PA, GO 5.25%, 08/01/2019	1,139,850
		Pittsburgh, PA, School Dist GO
	1,570,000	5.00%, 09/01/2021	1,843,761
	750,000	5.00%, 09/01/2023	871,320
	1,000,000	Susquehanna Area Regional Airport Auth 5.00%, 01/01/2018	1,057,160

			8,831,608

		Rhode Island - 2.2%
	1,410,000	Cranston, RI, GO 5.00%, 07/01/2018	1,547,418
	1,215,000	Rhode Island Health & Educational Bldg Corp. 5.00%, 05/15/2018	1,308,871
	800,000	Rhode Island State Health & Educational Bldg Corp. 5.00%, 05/15/2027	923,160

			3,779,449

		South Carolina - 0.7%
	1,000,000	South Carolina St Jobs-Econ DA Rev 5.25%, 08/01/2024	1,149,150

		South Dakota - 0.3%
	415,000	South Dakota State Health & Educational FA 5.00%, 11/01/2029	475,059

		Tennessee - 0.6%
	1,000,000	Johnson City, TN, Health & Educational Fac Board Hospital Rev 5.50%, 07/01/2031	1,029,910

The accompanying notes are an integral part of these financial statements.

127

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 98.2% - (continued)
		Texas - 8.1%
$	750,000	Dallas-Fort Worth, TX, International Airport Rev 5.00%, 11/01/2023	$859,837
	250,000	Harris County - Houston, TX 5.00%, 11/15/2032	277,183
	2,000,000	Houston, TX, Utility System Rev 6.00%, 11/15/2036	2,330,880
	1,000,000	Love Field, TX, Airport Modernization Corp. Special Fac Rev 5.00%, 11/01/2015	1,000,000
		North Texas Tollway Auth Rev
	1,000,000	5.00%, 01/01/2030	1,119,160
	3,000,000	6.00%, 01/01/2025	3,331,213
		Tarrant County, TX, Cultural Education Fac
	305,000	3.88%, 11/15/2020	307,504
	550,000	5.00%, 10/01/2034	581,559
	1,000,000	6.25%, 11/15/2029	1,156,979
	1,000,000	Texas State Municipal Gas Acquisition & Supply Corp. 5.25%, 12/15/2017	1,082,300
	550,000	Texas State Transportation Commission Turnpike System 5.00%, 08/15/2032	609,681
	1,000,000	Travis County, TX, Health Fac, Querencia Barton Creek Project 5.65%, 11/15/2035	1,001,830

			13,658,126

		Vermont - 0.4%
	600,000	Vermont State Econ DA Waste 4.75%, 04/01/2036(1)(2)	602,280

		Virginia - 0.3%
	500,000	Virginia State Resources Auth Infrastructure 5.00%, 11/01/2024	560,308

		Washington - 3.5%
	2,285,000	FYI Properties, WA, Lease Rev 5.50%, 06/01/2034	2,603,666
	1,820,000	Washington State Health Care Fac Auth 5.00%, 03/01/2029	2,085,410
	590,000	Washington State Health Care Fac Auth Rev 5.00%, 01/01/2026	690,495
	550,000	Washington State Housing Finance Commission 6.50%, 07/01/2030 (1)	557,810

			5,937,381

		West Virginia - 0.9%
	1,500,000	West Virginia State Econ DA Solid Waste Disposal Fac 2.25%, 01/01/2041 (2)	1,510,785

		Wisconsin - 2.5%
	1,705,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2024	1,983,751
		Wisconsin State
	125,000	5.75%, 05/01/2033	142,869
	865,000	6.00%, 05/01/2036	1,001,090

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 98.2% - (continued)
		Wisconsin - 2.5% - (continued)
$	1,000,000	Wisconsin State Health & Educational Fac Auth Rev 5.00%, 11/15/2027	$1,160,610

			4,288,320

		Total Municipal Bonds (cost $158,993,493)	$165,739,572

	Total Long-Term Investments (cost $158,993,493)		$165,739,572

SHORT-TERM INVESTMENTS - 1.3%
	Other Investment Pools & Funds - 1.3%
2,142,884	JP Morgan Tax Free Money Market Fund		$2,142,884

	Total Short-Term Investments (cost $2,142,884)		$2,142,884

	Total Investments (cost $161,136,377) ^	99.5%	$167,882,456
	Other Assets and Liabilities	0.5%	906,187

	Total Net Assets	100.0%	$168,788,643

The accompanying notes are an integral part of these financial statements.

128

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $161,136,377 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,352,147
Unrealized Depreciation	(1,606,068)

Net Unrealized Appreciation	$6,746,079

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $5,807,503, which represents 3.4% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(3)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $1,119,600 at October 31, 2015.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2015
Counter-party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
BCLY	1.53% Fixed	CPURNSA	USD	3,335,000	03/03/17	$—	$—	$(30,572)	$(30,572)
BCLY	1.65% Fixed	CPURNSA	USD	3,700,000	01/15/20	—	—	(74,414)	(74,414)
BCLY	1.86% Fixed	CPURNSA	USD	3,600,000	01/15/20	—	—	(139,956)	(139,956)
BCLY	2.12% Fixed	CPURNSA	USD	7,550,000	01/15/19	—	—	(403,977)	(403,977)
BCLY	2.79% Fixed	CPURNSA	USD	7,000,000	03/03/21	—	—	(936,466)	(936,466)
BCLY	2.98% Fixed	CPURNSA	USD	5,750,000	03/08/26	—	—	(1,206,947)	(1,206,947)
BNP	1.07% Fixed	CPURNSA	USD	6,275,000	02/03/17	—	—	(24,188)	(24,188)
BNP	1.53% Fixed	CPURNSA	USD	5,425,000	01/15/18	—	—	(141,680)	(141,680)
BOA	2.45% Fixed	CPURNSA	USD	7,800,000	03/22/17	—	—	(520,972)	(520,972)
CBK	2.03% Fixed	CPURNSA	USD	1,185,000	06/01/25	—	—	(30,187)	(30,187)
CBK	2.33% Fixed	CPURNSA	USD	525,000	04/15/18	—	—	(35,029)	(35,029)
CBK	2.45% Fixed	CPURNSA	USD	950,000	11/07/34	—	—	(106,454)	(106,454)
DEUT	1.46% Fixed	CPURNSA	USD	6,785,000	03/02/17	—	—	(54,074)	(54,074)
DEUT	1.48% Fixed	CPURNSA	USD	3,155,000	03/02/17	—	—	(26,258)	(26,258)
DEUT	1.56% Fixed	CPURNSA	USD	5,020,000	09/02/20	—	—	(37,134)	(37,134)
DEUT	1.96% Fixed	CPURNSA	USD	1,985,000	08/04/25	—	—	(27,608)	(27,608)
DEUT	1.97% Fixed	CPURNSA	USD	7,450,000	11/12/19	—	—	(306,955)	(306,955)
DEUT	2.02% Fixed	CPURNSA	USD	1,850,000	12/11/24	—	—	(79,366)	(79,366)
DEUT	2.48% Fixed	CPURNSA	USD	2,300,000	07/15/23	—	—	(232,855)	(232,855)
JPM	0.05% Fixed	CPURNSA	USD	8,925,000	12/22/15	—	—	1,747	1,747
JPM	1.81% Fixed	CPURNSA	USD	5,080,000	11/03/25	—	—	(6,187)	(6,187)
JPM	2.33% Fixed	CPURNSA	USD	7,000,000	09/30/21	—	—	(665,555)	(665,555)
JPM	2.75% Fixed	CPURNSA	USD	1,075,000	03/03/21	—	—	(143,814)	(143,814)
JPM	2.97% Fixed	CPURNSA	USD	6,800,000	04/14/26	—	—	(1,415,790)	(1,415,790)
MSC	2.60% Fixed	CPURNSA	USD	1,525,000	08/09/23	—	—	(174,112)	(174,112)
UBS	2.65% Fixed	CPURNSA	USD	5,250,000	03/04/18	—	—	(467,891)	(467,891)
UBS	2.75% Fixed	CPURNSA	USD	7,000,000	03/03/21	—	—	(936,466)	(936,466)
UBS	2.79% Fixed	CPURNSA	USD	7,800,000	04/13/18	—	—	(798,827)	(798,827)
UBS	2.95% Fixed	CPURNSA	USD	5,750,000	03/07/26	—	—	(1,165,400)	(1,165,400)

Total						$—	$—	$(10,187,387)	$(10,187,387)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

129

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2015

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
UBS	UBS AG

Currency Abbreviations:
USD	United States Dollar

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
OTC	Over-the-Counter

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

130

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Municipal Bonds	$165,739,572	$—	$165,739,572	$—
Short-Term Investments	2,142,884	2,142,884	—	—
Swaps - Interest Rate(2)	1,747	—	1,747	—

Total	$167,884,203	$2,142,884	$165,741,319	$—

Liabilities
Swaps - Interest Rate(2)	$(10,189,134)	$—	$(10,189,134)	$—

Total	$(10,189,134)	$—	$(10,189,134)	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

131

Hartford Municipal Short Duration Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.3%
		Alaska - 2.1%
$	250,000	City of Valdez, AK 5.00%, 01/01/2016	$251,910

		Arizona - 3.4%
	250,000	Arizona State Health Fac Auth Hospital System Rev 5.00%, 02/01/2020	280,455
	120,000	City of Phoenix Civic Improvement Corp. 5.00%, 07/01/2018	132,660

			413,115

		California - 8.4%
	250,000	Bay Area, Toll Auth Bridge Rev 1.88%, 04/01/2047 (1)	254,305
	250,000	California State Health Facilities Financing Auth 5.88%, 07/01/2025	291,315
	200,000	Jurupa Public Financing Auth 4.00%, 09/01/2018	212,460
	100,000	Orange County Community Fac Dist 4.00%, 08/15/2021	107,133
	100,000	Riverside County, CA, Infrastructure Financing Auth 4.00%, 11/01/2018 (2)	108,697
	50,000	San Jose Redevelopment Agency 6.50%, 08/01/2018	53,750

			1,027,660

		Colorado - 4.0%
	110,000	Colorado Health Fac Auth 2.00%, 09/01/2017	111,723
	250,000	Denver, CO, City and County Special Fac Airport 5.25%, 11/15/2018	280,760
	100,000	E-470 Public Highway Auth 3.00%, 09/01/2016	101,696

			494,179

		Connecticut - 4.0%
	200,000	City of Hartford CT 4.00%, 04/01/2016	203,084
	250,000	Town of Hamden, CT, GO 5.00%, 08/15/2019	280,762

			483,846

		Florida - 6.7%
	165,000	Broward County, FL, Airport System Rev 5.00%, 10/01/2020	190,031
	100,000	Lake County,FL, School Board 3.00%, 06/01/2016	101,503
	245,000	Orlando & Orange County, FL, Expressway Auth 8.25%, 07/01/2016	257,647
	250,000	School District of Broward County, FL, GO 5.00%, 07/01/2017	268,252

			817,433

		Guam - 1.6%
	80,000	Antonio B Won Pat International Airport Auth 5.00%, 10/01/2018	87,775
	100,000	Guam Government Business Privilege Tax Rev 4.00%, 11/15/2018	107,149

			194,924

		Illinois - 18.7%
	100,000	Chicago Park Dist 5.00%, 01/01/2017	104,191

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.3% - (continued)
		Illinois - 18.7% - (continued)
$	100,000	Chicago Transit Auth 5.00%, 06/01/2019	$109,322
	255,000	Chicago, IL, Board of Education 0.00%, 12/01/2016 (3)	247,044
	250,000	City of Chicago O’Hare International Airport 5.25%, 01/01/2019	278,972
	95,000	City of Chicago, IL 4.00%, 01/01/2020	93,672
	50,000	City of Chicago, IL, Water Rev 5.00%, 11/01/2016	51,933
		City of Chicago, IL, Waterworks Rev
	200,000	5.00%, 11/01/2018	218,682
	20,000	5.00%, 11/01/2020	22,382
	100,000	Cook County, IL, GO 5.00%, 11/15/2019	108,409
		Illinois Finance Auth
	100,000	5.00%, 11/15/2021	115,671
	130,000	7.75%, 08/15/2034	156,607
	250,000	Illinois State Toll Highway Auth 5.00%, 12/01/2017	271,400
	100,000	Kane McHenry Cook & DeKalb Counties, IL, Community School Dist 4.00%, 01/01/2020	109,870
	150,000	State of Illinois Unemployment Compensation Trust Fund 5.00%, 12/15/2016	157,748
		State of Illinois, GO
	100,000	5.00%, 02/01/2020	108,988
	120,000	5.00%, 02/01/2022	131,346

			2,286,237

		Indiana - 0.2%
	25,000	Indianapolis Airport Auth 5.10%, 01/15/2017	26,163

		Kentucky - 1.0%
	115,000	Kentucky Economic Development Finance Auth 5.00%, 06/01/2018	124,520

		Louisiana - 2.5%
	200,000	Louisiana State Citizens Property Insurance Corp. 5.00%, 06/01/2020	205,478
	100,000	Louisiana State Public Facilities Auth Rev 3.00%, 05/15/2018	104,040

			309,518

		Michigan - 2.2%
	250,000	Wayne County, MI, Airport Auth 5.00%, 12/01/2021	270,970

		Minnesota - 1.1%
	135,000	City of Rochester, MN 3.50%, 12/01/2018 (2)	138,683

		Nebraska - 1.7%
	90,000	Central Plains Energy Project 5.25%, 12/01/2021	104,972
	100,000	County of Washington, NE 2.38%, 09/01/2030 (1)	100,066

			205,038

		Nevada - 3.5%
	150,000	Clark County, NV, Department of Aviation 5.00%, 07/01/2017	160,098
	250,000	Clark County, NV, School Dist 5.00%, 06/15/2022	271,302

			431,400

The accompanying notes are an integral part of these financial statements.

132

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.3% - (continued)
		New Jersey - 2.5%
$	280,000	New Jersey Educational Fac Auth Rev 5.00%, 09/01/2019	$299,768

		New York - 6.7%
	150,000	City of New York, NY, GO 5.00%, 08/01/2019	171,384
		New York State Dormitory Auth Rev
	250,000	4.00%, 05/01/2019	271,450
	360,000	5.00%, 07/01/2016	370,656

			813,490

		Ohio - 2.1%
	135,000	American Municipal Power, Inc. 5.00%, 02/15/2017	142,351
	100,000	Franklin County, OH, Hospital Fac Rev 5.00%, 05/15/2018	110,341

			252,692

		Pennsylvania - 5.9%
	165,000	Allegheny County, PA, Hospital Development Auth 5.38%, 08/15/2029	185,752
	250,000	Commonwealth of Pennsylvania, PA, GO 5.00%, 08/15/2019	284,110
	250,000	Pennsylvania State Turnpike Commission Rev 0.99%, 12/01/2021(1)	247,368

			717,230

		Rhode Island - 1.8%
	100,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2032	105,980
	100,000	Rhode Island State, Tobacco Settlement Financing Corp. 5.00%, 06/01/2020	113,286

			219,266

		South Carolina - 1.2%
		Piedmont Municipal Power Agency
	90,000	5.00%, 01/01/2016	90,695
	55,000	5.00%, 01/01/2017	57,769

			148,464

		South Dakota - 0.9%
	100,000	South Dakota Health & Educational Fac Auth 5.00%, 11/01/2020	115,937

		Texas - 10.1%
	200,000	Duncanville Independent School Dist 2.00%, 02/15/2017	204,108
	400,000	Leander Independent School Dist 0.00%, 08/15/2017 (3)	395,476
		Lower Colorado River Auth Rev
	120,000	4.00%, 05/15/2020	132,982
	100,000	5.00%, 05/15/2020	115,180
	265,000	North Texas Tollway Auth 5.63%, 01/01/2033	290,403
	100,000	Tarrant County, TX, Cultural Education Fac Finance Corp. 4.50%, 11/15/2021	102,197

			1,240,346

		Virginia - 0.7%
	90,000	Wise County Industrial Development Auth 1.88%, 11/01/2040 (1)(2)	90,532

		Washington - 1.3%
	55,000	State of Washington 5.00%, 08/01/2019	63,015

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.3% - (continued)
		Washington - 1.3% - (continued)
$	100,000	Washington State Housing Finance Commission 4.38%, 01/01/2021 (4)	$101,297

			164,312

		Total Municipal Bonds (cost $11,450,612)	$11,537,633

		Total Long-Term Investments (cost $11,450,612)	$11,537,633

SHORT-TERM INVESTMENTS - 6.0%
		Other Investment Pools & Funds - 6.0%
	736,155	JP Morgan Tax Free Money Market Fund	$736,155

		Total Short-Term Investments (cost $736,155)	$736,155

Total Investments (cost $12,186,767) ^	100.3%	$12,273,788
Other Assets and Liabilities	(0.3)%	(38,531)

Total Net Assets	100.0%	$12,235,257

The accompanying notes are an integral part of these financial statements.

133

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $12,186,767 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$89,413
Unrealized Depreciation	(2,392)

Net Unrealized Appreciation	$87,021

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(2)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $337,387 at October 31, 2015.

(3)	Security is a zero-coupon bond.

(4)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2015, the aggregate value of this security was $101,297, which represents 0.8% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
GO	General Obligation
Rev	Revenue

The accompanying notes are an integral part of these financial statements.

134

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Municipal Bonds	$11,537,633	$—	$11,537,633	$—
Short-Term Investments	736,155	736,155	—	—

Total	$12,273,788	$736,155	$11,537,633	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

135

The Hartford Quality Bond Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 27.0%
		Asset-Backed - Automobile - 0.6%
$	4,632	Santander Drive Automotive Receivables Trust 3.82%, 08/15/2017	$4,636
	200,000	Westlake Automobile Receivables Trust 2.24%, 04/15/2020 (1)	199,209

			203,845

		Asset-Backed - Credit Card - 0.8%
	125,000	Bank of America Credit Card Trust 0.49%, 01/15/2020 (2)	124,729
	120,000	Cabela’s Master Credit Card Trust 0.65%, 07/15/2022 (2)	118,757

			243,486

		Asset-Backed - Finance & Insurance - 6.9%
	100,000	Ally Master Owner Trust 1.72%, 07/15/2019	100,439
	250,000	Carlyle Global Market Strategies Ltd. 1.84%, 04/17/2025 (1)(2)	248,375
	250,000	Dryden Senior Loan Fund 1.80%, 07/15/2026 (1)(2)	248,425
	125,000	HSI Asset Securitization Corp. Trust 0.47%, 02/25/2036 (2)	108,421
	250,000	Madison Park Funding Ltd. 1.60%, 10/23/2025	245,575
		Magnetite CLO Ltd.
	250,000	1.80%, 04/15/2026 (1)(2)	247,550
	250,000	2.27%, 07/25/2026 (1)(2)	245,150
	105,000	Ocwen Freddie Advance Funding 2.06%, 11/15/2045 (1)	104,992
	132,388	SpringCastle America Funding LLC 2.70%, 05/25/2023 (1)	132,679
		Springleaf Funding Trust
	110,000	2.41%, 12/15/2022 (1)	109,941
	250,000	3.16%, 11/15/2024 (1)	251,869
	165,000	TAL Advantage LLC 2.83%, 02/22/2038 (1)	165,526

			2,208,942

		Asset-Backed - Home Equity - 1.4%
	211,629	Asset Backed Securities Corp. Home Equity Loan Trust 0.71%, 08/25/2034 (2)	189,426
	275,000	NRZ Advance Receivables Trust 3.30%, 08/17/2048 (1)	273,047

			462,473

		Commercial Mortgage-Backed Securities - 6.9%
	300,000	Commercial Mortgage Pass-Through Certificates 3.96%, 03/10/2047	319,252
	203,670	Commercial Mortgage Trust 5.44%, 03/10/2039	210,937
		FREMF Mortgage Trust
	153,000	3.42%, 11/25/2046 (1)(2)	153,969
	165,000	4.22%, 06/25/2047 (1)(2)	170,259
	200,000	4.54%, 10/25/2030 (1)(2)	210,327
	89,353	LB-UBS Commercial Mortgage Trust 5.37%, 09/15/2039	91,288
	325,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.31%, 04/15/2048	327,111
	384,855	Morgan Stanley Re-Remic Trust 5.80%, 08/15/2045 (1)(2)	402,261
	300,000	WF-RBS Commercial Mortgage Trust 4.10%, 03/15/2047	322,831

			2,208,235

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 27.0% - (continued)
		Whole Loan Collateral CMO - 10.4%
		Connecticut Avenue Securities
$	300,000	2.80%, 05/25/2024 (2)	$261,919
	250,000	3.20%, 07/25/2024 (2)	225,389
	300,000	4.60%, 01/25/2024 (2)	300,174
	100,000	5.45%, 10/25/2023 (2)	104,542
	179,505	GSR Mortgage Loan Trust 2.54%, 04/25/2036 (2)	151,585
	96,531	IndyMac Index Mortgage Loan Trust 2.98%, 06/25/2036 (2)	78,334
		LSTAR Securities Investment Trust
	251,423	2.19%, 05/01/2020 (1)(2)	246,747
	248,778	2.19%, 08/01/2020 (1)(2)	244,499
	68,004	Morgan Stanley Dean Witter Capital I 1.73%, 03/25/2033 (2)	62,396
	188,542	MortgageIT Trust 0.84%, 02/25/2035 (2)	183,932
	225,374	Residential Accredit Loans, Inc. 3.66%, 09/25/2035 (2)	187,826
		Residential Funding Mortgage Securities, Inc.
	146,080	3.00%, 09/25/2035 (2)	136,215
	154,981	5.75%, 01/25/2036	126,436
	82,341	Sequoia Mortgage Trust 0.65%, 02/20/2035 (2)	77,471
		Springleaf Mortgage Loan Trust
	200,447	2.31%, 06/25/2058 (1)(2)	200,905
	155,172	3.52%, 12/25/2065 (1)(2)	156,764
	230,468	Thornburg Mortgage Securities Trust 2.22%, 04/25/2045 (2)	229,143
		Towd Point Mortgage Trust
	152,108	2.75%, 04/25/2055 (1)(2)	152,398
	201,416	3.00%, 03/25/2054 (1)(2)	203,027

			3,329,702

		Total Asset & Commercial Mortgage Backed Securities (cost $8,677,393)	8,656,683

U.S. GOVERNMENT AGENCIES - 75.5%
		FHLMC- 22.7%
$	3,700,000	1.62%, 08/25/2040 (2)(3)	202,502
	695,000	1.66%, 07/25/2041 (2)(3)	67,538
	2,250,000	1.75%, 11/25/2040 (2)(3)	232,368
	200,000	3.00%, 11/01/2030 (4)	207,839
	395,830	3.00%, 06/01/2035	405,046
	862,947	3.00%, 08/01/2045	870,298
	300,001	3.00%, 09/01/2045	302,557
	437,052	3.00%, 10/01/2045	440,776
	200,000	3.50%, 11/01/2030 (4)	210,784
	997,219	3.50%, 09/01/2045	1,036,289
	435,000	3.50%, 11/01/2045 (4)	451,618
	1,475,000	4.00%, 11/01/2045 (4)	1,566,899
	700,000	4.00%, 12/01/2045 (4)	742,246
	500,000	4.50%, 11/01/2045 (4)	540,703

			7,277,463

		FNMA - 30.3%
	50,000	2.44%, 01/01/2023	49,959
	253,095	2.48%, 08/01/2022	255,254
	1,000,000	2.50%, 11/01/2030 (4)	1,017,969
	4,762	2.66%, 09/01/2022	4,839

The accompanying notes are an integral part of these financial statements.

136

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 75.5% - (continued)
		FNMA - 30.3% - (continued)
$	100,000	2.68%, 05/01/2025	$99,234
	474,507	2.71%, 12/01/2027	463,798
	25,000	2.76%, 05/01/2021	25,943
	4,847	2.78%, 04/01/2022	4,967
	358,439	2.95%, 01/01/2028	355,855
	510,000	3.00%, 11/01/2045 (4)	515,355
	4,764	3.20%, 04/01/2022	4,993
	25,000	3.21%, 05/01/2023	26,166
	15,000	3.34%, 04/01/2024	15,767
	84,056	3.45%, 01/01/2024	88,905
	4,944	3.47%, 01/01/2024	5,236
	112,893	3.50%, 05/25/2030	15,363
	275,000	3.50%, 11/01/2045 (4)	286,189
	250,000	3.54%, 02/01/2024	265,969
	14,574	3.67%, 08/01/2023	15,597
	5,000	3.76%, 03/01/2024	5,398
	5,000	3.86%, 12/01/2025	5,366
	14,576	3.87%, 10/01/2025	15,650
	14,795	3.89%, 05/01/2030	16,335
	15,286	3.93%, 10/01/2023	16,671
	112,838	3.96%, 05/01/2034	126,441
	10,000	3.97%, 05/01/2029	10,755
	200,000	4.00%, 11/17/2030	208,941
	268,465	4.00%, 03/01/2041	286,265
	1,970,000	4.00%, 11/01/2045 (4)	2,096,972
	200,000	4.00%, 12/01/2045 (4)	212,508
	9,593	4.06%, 10/01/2028	10,542
	497,517	4.06%, 03/01/2030	550,014
	176,732	4.50%, 08/01/2041	194,373
	61,696	4.50%, 09/01/2041	67,054
	2,220,000	4.50%, 11/01/2045 (4)	2,405,266

			9,745,909

		GNMA - 22.5%
	99,839	3.00%, 08/15/2045	101,902
	99,518	3.00%, 08/20/2045	101,789
	399,091	3.00%, 09/20/2045	408,200
	250,000	3.00%, 11/01/2045 (4)	255,352
	1,347,126	3.50%, 09/20/2045	1,413,614
	2,250,000	3.50%, 11/01/2045 (4)	2,357,446
	63,394	4.00%, 05/16/2042 (3)	9,403
	1,285,000	4.00%, 11/01/2045 (4)	1,367,521
	113,131	4.50%, 09/20/2041	123,442
	69,803	4.50%, 05/20/2044	75,262
	78,648	5.00%, 07/15/2039	88,206
	73,855	5.00%, 06/15/2041	81,741
	341,868	5.00%, 10/16/2041 (3)	61,625
	72,712	5.00%, 03/15/2044	80,277
	100,000	5.00%, 11/01/2045 (4)	109,766
	100,000	5.50%, 11/01/2045 (4)	111,697
	48,534	6.00%, 01/15/2039	55,142
	360,099	6.00%, 09/15/2040	409,171

			7,211,556

		Total U.S. Government Agencies (cost $24,183,760)	$24,234,928

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 1.5%
		U.S. Treasury Securities - 1.5%
		U.S. Treasury Notes - 1.5%
$	502,495	U.S. Treasury Notes 0.38%, 07/15/2025(5)	$490,116

			490,116

		Total U.S. Government Securities (cost $495,069)	$490,116

		Total Long-Term Investments (cost $33,356,222)	$33,381,727

SHORT-TERM INVESTMENTS - 40.0%
		Other Investment Pools & Funds - 40.0%
	12,851,056	Fidelity Money Market Class 1	$12,851,056

		Total Short-Term Investments (cost $12,851,056)	$12,851,056

Total Investments Excluding Purchased Options (cost $46,207,278)	144.0%	$46,232,783

Total Purchased Options (cost $74,360)	0.3%	$72,919

Total Investments (cost $46,281,638) ^	144.3%	$46,305,702
Other Assets and Liabilities	(44.3)%	(14,208,781)

Total Net Assets	100.0%	$32,096,921

The accompanying notes are an integral part of these financial statements.

137

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $46,291,370 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$156,427
Unrealized Depreciation	(142,095)

Net Unrealized Appreciation	$14,332

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $4,367,919, which represents 13.6% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(3)	Securities disclosed are interest-only strips.

(4)	Represents or includes a TBA transaction.

(5)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

OTC Swaption Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption USD	JPM	2.77%	10/27/25	USD	260,000	$35,358	$37,180	$(1,822)

Puts
Interest Rate Swaption USD	JPM	2.77%	10/27/25	USD	260,000	$37,561	$37,180	$381

Total purchased swaption contracts					520,000	$72,919	$74,360	$(1,441)

Futures Contracts Outstanding at October 31, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	17	12/21/2015	$2,172,388	$2,170,687	$(1,701)
U.S. Treasury 5-Year Note Future	9	12/31/2015	1,083,597	1,077,961	(5,636)
U.S. Treasury Long Bond Future	2	12/21/2015	311,118	312,875	1,757
U.S. Treasury Ultra Long Term Bond Future	9	12/21/2015	1,425,321	1,437,750	12,429

Total					$6,849

Total futures contracts					$6,849

The accompanying notes are an integral part of these financial statements.

138

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2015

TBA Sale Commitments Outstanding at October 31, 2015
Description	Principal Amount	Maturity Date	Market Value †	Unrealized Appreciation/ (Depreciation)
FHLMC, 5.00%	$200,000	11/01/2045	$(219,086)	$492
FNMA, 3.00%	2,175,000	11/01/2045	(2,197,837)	9,478
FNMA, 3.50%	400,000	11/01/2030	(422,312)	188
FNMA, 4.00%	2,070,000	11/01/2045	(2,203,418)	5,499
GNMA, 3.00%	625,000	11/01/2045	(638,379)	1,918
GNMA, 4.00%	1,485,000	11/01/2045	(1,580,365)	1,914

Total (proceeds $7,280,886)			$(7,261,397)	$19,489

At October 31, 2015, the aggregate market value of these securities represents (22.6)% of total net assets.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2015
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
2.75% Fixed	3M USD LIBOR	USD	115,000	03/16/46	$—	$(6,116)	$(4,374)	$1,742
3M USD LIBOR	2.50% Fixed	USD	1,328,000	03/16/26	45,964	—	41,525	(4,439)

Total					$45,964	$(6,116)	$37,151	$(2,697)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
JPM	JP Morgan Chase & Co.

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

139

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$8,656,683	$—	$8,551,691	$104,992
U.S. Government Agencies	24,234,928	—	24,234,928	—
U.S. Government Securities	490,116	—	490,116	—
Short-Term Investments	12,851,056	12,851,056	—	—
Purchased Options	72,919	—	72,919	—
Futures Contracts (2)	14,186	14,186	—	—
Swaps - Interest Rate (2)	1,742	—	1,742	—

Total	$46,321,630	$12,865,242	$33,351,396	$104,992

Liabilities
Futures Contracts (2)	$(7,337)	$(7,337)	$—	$—
Swaps - Interest Rate (2)	(4,439)	—	(4,439)	—
TBA Sale Commitments	(7,261,397)	—	(7,261,397)	—

Total	$(7,273,173)	$(7,337)	$(7,265,836)	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$1,132,427	$1,132,427
Purchases	105,000	105,000
Sales	(255,505)	(255,505)
Accrued discounts/(premiums)	798	798
Total realized gain/(loss)	17,139	17,139
Net change in unrealized appreciation/depreciation	(15,577)	(15,577)
Transfers into Level 3 (1)	—	—
Transfers out of Level 3 (1)	(879,290)	(879,290)

Ending balance	$104,992	$104,992

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $(7).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

140

The Hartford Short Duration Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.9%
		Asset-Backed - Automobile - 2.0%
$	109,734	American Credit Acceptance Receivables Trust 1.45%, 04/16/2018(1)	$109,654
		AmeriCredit Automobile Receivables Trust
	1,290,000	1.60%, 07/08/2019	1,289,697
	2,000,000	2.72%, 09/09/2019	2,021,926
	213,829	ARI Fleet Lease Trust 0.50%, 01/15/2021(1)(2)	213,331
	395,000	CarMax Automotive Owner Trust 1.50%, 08/15/2018	396,403
	528,612	Chesapeake Funding LLC 0.64%, 01/07/2025(1)(2)	528,077
	495,821	Chrysler Capital Auto Receivables Trust 0.91%, 04/16/2018(1)	495,976
		Credit Acceptance Automotive Loan Trust
	1,650,000	1.50%, 04/15/2021(1)	1,648,453
	1,380,000	1.55%, 10/15/2021(1)	1,376,209
	488,901	First Investors Automotive Owner Trust 1.23%, 03/15/2019(1)	488,947
	1,415,000	Honda Auto Receivables Owner Trust 1.46%, 10/15/2020	1,417,430
	1,595,000	M&T Bank Automotive Receivables Trust 1.57%, 08/15/2018(1)	1,604,009
	920,000	Prestige Automotive Receivables Trust 1.52%, 04/15/2020(1)	919,483
	1,960,000	Santander Drive Automotive Receivables Trust 3.64%, 05/15/2018	1,993,008

			14,502,603

		Asset-Backed - Credit Card - 0.1%
	455,000	American Express Credit Account Master Trust 0.98%, 05/15/2019	455,545

		Asset-Backed - Finance & Insurance - 7.5%
		Ally Master Owner Trust
	3,900,000	1.43%, 06/17/2019	3,895,352
	2,695,000	1.54%, 09/15/2019	2,694,032
	3,000,000	American Tower Trust I 1.55%, 03/15/2043(1)	2,967,442
		Apidos CLO
	2,250,000	1.42%, 04/15/2025(1)(2)	2,204,775
	1,495,000	1.82%, 04/17/2026(1)(2)	1,483,788
	2,750,000	Carlyle Global Market Strategies 2.42%, 07/20/2023(1)(2)	2,674,925
	870,000	Carlyle Global Market Strategies CLO Ltd. 1.47%, 04/18/2025(1)(2)	855,384
	1,500,000	Cent CLO Ltd. 1.78%, 01/25/2026(1)(2)	1,475,400
		CIFC Funding Ltd.
	2,125,000	1.47%, 04/16/2025(1)(2)	2,086,112
	2,180,000	2.41%, 08/14/2024(1)(2)	2,157,546
	512,425	DB Master Finance LLC 3.26%, 02/20/2045(1)	513,066
	1,460,000	Dryden Senior Loan Fund 1.67%, 04/18/2026(1)(2)	1,441,166
	238,847	First Franklin Mortgage Loan Trust 0.84%, 05/25/2035(2)	237,462
	435,000	Ford Credit Floorplan Master Owner Trust A 1.40%, 02/15/2019	435,760
	1,700,000	Gramercy Park CLO Ltd. 2.22%, 07/17/2023(1)(2)	1,691,330
	53,459	Hasco NIM Cayman Co. 6.25%, 12/26/2035*(1)(3)(4)	—

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.9% - (continued)
		Asset-Backed - Finance & Insurance - 7.5% - (continued)
$	2,000,000	ING Investment Management CLO Ltd. 2.19%, 03/14/2022(1)(2)	$1,975,400
	2,000,000	Limerock CLO 1.82%, 04/18/2026(1)(2)	1,982,600
	180,481	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046*(1)(3)(4)	—
	4,680,000	Magnetite CLO Ltd. 2.27%, 07/25/2026(1)(2)	4,589,208
	2,670,000	MMAF Equipment Finance LLC 1.59%, 02/08/2022(1)	2,669,829
	1,470,000	Neuberger Berman CLO Ltd. 1.79%, 04/15/2026(1)(2)	1,457,358
	2,500,000	Octagon Investment Partners Ltd. 1.44%, 07/17/2025(1)(2)	2,450,500
	2,500,000	Race Point CLO Ltd. 2.48%, 05/24/2023(1)(2)	2,462,750
	2,060,000	SBA Tower Trust 2.90%, 10/15/2044(1)(10)	2,048,073
	2,125,000	Springleaf Funding Trust 2.41%, 12/15/2022(1)	2,123,854
	158,035	Structured Asset Investment Loan Trust 0.77%, 04/25/2035(2)	157,899
	655,916	Structured Asset Securities Corp. 0.35%, 02/25/2036(2)	650,133
	4,035,000	Symphony CLO L.P. 2.07%, 01/09/2023(1)(2)	3,974,475
	1,455,000	Voya CLO Ltd. 1.82%, 04/18/2026(1)(2)	1,440,596

			54,796,215

		Asset-Backed - Home Equity - 0.8%
	983,266	Accredited Mortgage Loan Trust 0.88%, 01/25/2035(2)	965,469
	648,131	Aegis Asset Backed Securities Trust 1.30%, 09/25/2034(2)	640,743
	2,196,119	Home Equity Asset Trust 0.84%, 11/25/2034(2)	2,188,714
	1,395,474	Morgan Stanley Capital I Trust 0.96%, 01/25/2035(2)	1,374,882
	107,852	Renaissance Home Equity Loan Trust 9.79%, 04/25/2037*(1)(2)	1
	821,061	Residential Asset Securities Corp. 5.39%, 07/25/2034(2)	845,568

			6,015,377

		Commercial Mortgage-Backed Securities - 4.5%
	4,017,289	Bayview Commercial Asset Trust 0.00%, 01/25/2037(1)(2)(5)	402
	3,285,193	CBA Commercial Small Balance Commercial Mortgage 0.00%, 01/25/2039(1)(2)(5)	—
	2,783,758	CD Mortgage Trust 5.89%, 11/15/2044(2)	2,950,751
	504,005	CFCRE Commercial Mortgage Trust 3.76%, 04/15/2044(1)	507,027
	890,931	Citigroup Commercial Mortgage Trust 0.69%, 09/10/2045	889,285
	3,472,941	Citigroup/Deutsche Bank Commercial Mortgage Trust 5.32%, 12/11/2049	3,557,978

The accompanying notes are an integral part of these financial statements.

141

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.9% - (continued)
		Commercial Mortgage-Backed Securities - 4.5% - (continued)
		COMM Mortgage Trust
$	556,793	0.70%, 10/15/2045	$555,361
	193,836	0.82%, 08/15/2045	193,713
	931,015	1.28%, 08/10/2046	927,788
	812,336	1.34%, 07/10/2045	811,454
	244,946	Commercial Mortgage Pass-Through Certificates 0.67%, 10/15/2045	244,475
	46,778	Community or Commercial Mortgage Trust 3.16%, 07/10/2046(1)	46,747
	2,699,142	Credit Suisse Mortgage Capital Certificates 5.47%, 09/15/2039	2,749,899
		DBUBS Mortgage Trust
	1,689,957	1.29%, 11/10/2046(1)(2)(5)	38,519
	1,240,824	3.64%, 08/10/2044	1,249,152
	704,148	3.74%, 11/10/2046(1)	707,684
	2,320,000	FREMF Mortgage Trust 3.01%, 10/25/2047(1)(2)	2,351,412
		GS Mortgage Securities Trust
	650,557	0.66%, 11/10/2045	648,885
	566,461	1.21%, 07/10/2046	565,823
	34,420	5.55%, 04/10/2038(2)	34,386
	1,300,814	Hilton USA Trust 1.19%, 11/05/2030(1)(2)	1,291,109
		JP Morgan Chase Commercial Mortgage Securities Corp.
	182,059	0.71%, 10/15/2045	181,889
	849,066	1.30%, 01/15/2046	850,315
	84,857	3.85%, 06/15/2043(1)	84,722
	1,227,569	5.91%, 04/15/2045(2)	1,242,171
	138,241	Merrill Lynch Mortgage Trust 5.84%, 06/12/2050(2)	138,366
	588,082	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.38%, 08/12/2048	605,733
	206,451	Morgan Stanley Bank of America Merrill Lynch Trust 0.66%, 11/15/2045	206,032
		Morgan Stanley Capital I Trust
	1,072,292	3.22%, 07/15/2049	1,086,769
	238,725	3.88%, 09/15/2047(1)	239,325
	1,239,626	Morgan Stanley Reremic Trust 1.00%, 03/27/2051(1)	1,224,131
	119,930	UBS Commercial Mortgage Trust 1.03%, 05/10/2045	119,935
	1,114,461	UBS-Barclays Commercial Mortgage Trust 0.73%, 08/10/2049	1,108,753
		Wachovia Bank Commercial Mortgage Trust
	2,856,263	5.31%, 11/15/2048	2,925,126
	1,500,000	5.48%, 04/15/2047	1,503,277
	1,159,251	WF-RBS Commercial Mortgage Trust 0.67%, 11/15/2045	1,154,160

			32,992,554

		Whole Loan Collateral CMO - 1.0%
		Connecticut Avenue Securities
	1,620,789	1.15%, 05/25/2024(2)	1,610,653
	2,812,429	1.40%, 07/25/2024(2)	2,806,198
	343,610	Springleaf Mortgage Loan Trust 1.27%, 06/25/2058(1)(2)	343,452
		Towd Point Mortgage Trust
	1,241,395	2.75%, 04/25/2055(1)(2)	1,243,763

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.9% - (continued)
		Whole Loan Collateral CMO - 1.0% - (continued)
$	1,080,000	2.75%, 05/25/2055(1)(2)	$1,076,112

			7,080,178

		Total Asset & Commercial Mortgage Backed Securities (cost $117,935,590)	115,842,472

	CORPORATE BONDS - 56.5%
		Agriculture - 0.5%
	2,000,000	Imperial Tobacco Finance plc 2.05%, 02/11/2018(1)	2,000,592
		Reynolds American, Inc.
	180,000	2.30%, 08/21/2017(1)	182,472
	1,195,000	3.25%, 06/12/2020	1,224,257

			3,407,321

		Auto Manufacturers - 3.9%
	675,000	American Honda Finance Corp. 1.60%, 02/16/2018(1)	675,144
		Daimler Finance NA LLC
	2,000,000	1.88%, 01/11/2018(1)	1,995,096
	2,500,000	2.25%, 09/03/2019(1)	2,446,768
		Ford Motor Credit Co. LLC
	3,500,000	2.38%, 01/16/2018	3,518,354
	2,000,000	2.46%, 03/27/2020	1,958,114
	2,500,000	General Motors Co. 3.50%, 10/02/2018	2,541,525
	2,500,000	General Motors Financial Co., Inc. 3.20%, 07/13/2020	2,480,205
	840,000	Harley-Davidson Financial Services, Inc. 2.40%, 09/15/2019(1)	843,300
		Hyundai Capital America
	2,500,000	2.13%, 10/02/2017(1)	2,505,440
	2,490,000	2.60%, 03/19/2020(1)	2,447,289
	2,500,000	Nissan Motor Acceptance Corp. 2.35%, 03/04/2019(1)	2,516,552
		Toyota Motor Credit Corp.
	1,500,000	2.00%, 10/24/2018	1,519,259
	2,000,000	2.13%, 07/18/2019	2,015,852
	750,000	Volkswagen Group of America Finance LLC 2.45%, 11/20/2019(1)	717,248

			28,180,146

		Auto Parts & Equipment - 0.2%
	1,200,000	Johnson Controls, Inc. 1.40%, 11/02/2017	1,191,972

		Beverages - 0.6%
	1,210,000	Constellation Brands, Inc. 7.25%, 09/01/2016	1,262,938
	1,000,000	Pernod Ricard S.A. 2.95%, 01/15/2017(1)	1,015,389
	2,500,000	SABMiller Holdings, Inc. 1.02%, 08/01/2018(1)(2)	2,489,182

			4,767,509

		Biotechnology - 0.6%
	1,500,000	Amgen, Inc. 2.13%, 05/01/2020	1,486,716
	1,055,000	Biogen, Inc. 2.90%, 09/15/2020	1,064,279
	2,000,000	Celgene Corp. 2.88%, 08/15/2020	2,012,690

			4,563,685

The accompanying notes are an integral part of these financial statements.

142

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.5% - (continued)
		Chemicals - 0.5%
$	1,310,000	CF Industries, Inc. 7.13%, 05/01/2020	$1,526,481
	375,000	Ecolab, Inc. 1.45%, 12/08/2017	373,906
	1,820,000	Monsanto Co. 2.13%, 07/15/2019	1,810,254

			3,710,641

		Commercial Banks - 21.3%
	2,250,000	Abbey National Treasury Services plc 2.38%, 03/16/2020	2,252,756
	1,429,000	ABN Amro Bank N.V. 4.25%, 02/02/2017(1)	1,477,043
	980,000	Banco Santander Brasil S.A. 4.25%, 01/14/2016(1)	977,550
		Bank of America Corp.
	2,500,000	2.25%, 04/21/2020	2,464,390
	5,000,000	2.60%, 01/15/2019	5,058,980
	2,000,000	2.63%, 10/19/2020	1,992,188
	2,500,000	2.65%, 04/01/2019	2,529,077
	610,000	5.65%, 05/01/2018	663,614
	1,500,000	Bank of Montreal 2.38%, 01/25/2019	1,519,813
		Bank of New York Mellon Corp.
	1,750,000	2.20%, 05/15/2019	1,775,539
	1,500,000	2.30%, 09/11/2019	1,517,770
		Bank of Nova Scotia
	1,000,000	1.30%, 07/21/2017	999,131
	1,500,000	1.38%, 12/18/2017	1,495,452
	3,250,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 2.35%, 09/08/2019(1)	3,234,523
		Barclays plc
	2,500,000	2.75%, 11/08/2019	2,506,130
	1,850,000	2.88%, 06/08/2020	1,854,440
		BB&T Corp.
	1,245,000	1.20%, 06/15/2018(2)	1,251,978
	815,000	1.60%, 08/15/2017	818,788
		BNP Paribas S.A.
	1,500,000	2.38%, 05/21/2020	1,496,649
	2,000,000	2.70%, 08/20/2018	2,044,408
		BPCE S.A.
	1,390,000	2.50%, 12/10/2018	1,410,945
	1,650,000	2.50%, 07/15/2019	1,666,106
	1,190,000	Capital One Financial Corp. 2.45%, 04/24/2019	1,191,101
		CIT Group, Inc.
	2,500,000	4.25%, 08/15/2017	2,556,250
	1,250,000	5.00%, 05/15/2017	1,288,125
		Citigroup, Inc.
	2,000,000	2.40%, 02/18/2020	1,989,516
	965,000	2.50%, 07/29/2019	970,270
	3,000,000	2.55%, 04/08/2019	3,029,286
	1,500,000	2.65%, 10/26/2020	1,497,093
	3,250,000	Citizens Bank NA/Providence 2.45%, 12/04/2019	3,225,706
	1,555,000	Compass Bank 2.75%, 09/29/2019	1,542,524
	1,800,000	Credit Agricole S.A. 2.75%, 06/10/2020(1)	1,822,817
		Credit Suisse New York
	1,250,000	1.70%, 04/27/2018	1,245,991
	2,250,000	2.30%, 05/28/2019	2,265,259

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.5% - (continued)
		Commercial Banks - 21.3% - (continued)
$	2,000,000	Deutsche Bank AG 1.88%, 02/13/2018	$1,991,656
	2,600,000	Discover Bank/Greenwood 3.10%, 06/04/2020	2,630,386
	4,250,000	Fifth Third Bancorp 2.38%, 04/25/2019	4,281,760
		Goldman Sachs Group, Inc.
	2,000,000	1.42%, 11/15/2018(2)	2,010,040
	4,000,000	2.38%, 01/22/2018	4,062,324
	1,000,000	2.55%, 10/23/2019	1,007,400
	1,850,000	2.60%, 04/23/2020	1,857,587
	545,000	2.75%, 09/15/2020	547,370
		HSBC USA, Inc.
	3,590,000	1.63%, 01/16/2018	3,577,155
	1,550,000	2.35%, 03/05/2020	1,535,945
	1,785,000	Huntington National Bank 2.20%, 04/01/2019	1,780,079
	2,395,000	ING Bank N.V. 2.50%, 10/01/2019(1)	2,412,246
		Intesa Sanpaolo S.p.A.
	1,500,000	3.13%, 01/15/2016	1,506,390
	3,500,000	3.88%, 01/15/2019	3,639,723
		JP Morgan Chase & Co.
	1,100,000	1.63%, 05/15/2018	1,096,486
	3,000,000	1.70%, 03/01/2018	2,996,853
	3,000,000	1.80%, 01/25/2018	3,010,932
	3,000,000	2.25%, 01/23/2020	2,976,288
	1,500,000	2.75%, 06/23/2020	1,512,483
		KeyBank NA
	1,000,000	1.65%, 02/01/2018	999,974
	2,000,000	2.50%, 12/15/2019	2,016,082
		Lloyds Bank plc
	800,000	1.75%, 05/14/2018	801,382
	980,000	2.30%, 11/27/2018	991,887
	1,000,000	2.40%, 03/17/2020	999,538
		Manufacturers & Traders Trust Co.
	2,500,000	2.25%, 07/25/2019	2,506,437
	1,045,000	5.59%, 12/28/2020(2)	1,040,281
		Morgan Stanley
	1,290,000	2.20%, 12/07/2018	1,299,701
	1,500,000	2.65%, 01/27/2020	1,510,042
	1,750,000	5.63%, 09/23/2019	1,949,829
	1,500,000	6.63%, 04/01/2018	1,666,296
		PNC Bank NA
	1,750,000	2.25%, 07/02/2019	1,758,151
	1,500,000	2.45%, 11/05/2020	1,501,490
	1,500,000	Royal Bank of Canada 1.50%, 01/16/2018	1,499,411
	850,000	Santander Bank NA 2.00%, 01/12/2018	846,371
		Santander Holdings USA, Inc.
	1,115,000	2.65%, 04/17/2020	1,102,665
	738,000	4.63%, 04/19/2016	750,243
		Skandinaviska Enskilda Banken AB
	1,250,000	1.75%, 03/19/2018(1)	1,247,646
	1,545,000	2.38%, 11/20/2018(1)	1,563,787
	2,395,000	Societe Generale S.A. 2.63%, 10/01/2018	2,437,387
	3,000,000	Standard Chartered plc 2.40%, 09/08/2019(1)	2,984,769

The accompanying notes are an integral part of these financial statements.

143

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.5% - (continued)
		Commercial Banks - 21.3% - (continued)
$	2,200,000	Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020	$2,211,799
	1,750,000	SunTrust Banks, Inc. 2.50%, 05/01/2019	1,762,588
	2,000,000	Svenska Handelsbanken AB 2.25%, 06/17/2019	2,014,088
	1,800,000	Swedbank AB 1.75%, 03/12/2018(1)	1,802,893
	1,250,000	UBS AG Stamford CT 5.88%, 12/20/2017	1,354,918
	1,000,000	UBS Group Funding Jersey Ltd. 2.95%, 09/24/2020(1)	1,000,509
		Wells Fargo & Co.
	2,035,000	1.50%, 01/16/2018	2,042,338
	2,000,000	2.13%, 04/22/2019	2,010,838
	1,875,000	2.15%, 01/30/2020	1,869,707

			155,607,358

		Commercial Services - 0.6%
	195,000	Catholic Health Initiatives 1.60%, 11/01/2017	194,982
	1,870,000	ERAC USA Finance LLC 2.35%, 10/15/2019(1)	1,859,274
	2,075,000	Total System Services, Inc. 2.38%, 06/01/2018	2,073,695
	430,000	Western Union Co. 2.38%, 12/10/2015	430,763

			4,558,714

		Construction Materials - 0.3%
	2,000,000	Fortune Brands Home & Security, Inc. 3.00%, 06/15/2020	2,008,686

		Diversified Financial Services - 3.1%
	1,665,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 2.75%, 05/15/2017	1,658,756
	2,705,000	Air Lease Corp. 2.13%, 01/15/2018	2,672,540
	2,000,000	American Express Credit Corp. 2.25%, 08/15/2019	2,008,088
	2,500,000	Capital One Bank USA NA 2.30%, 06/05/2019	2,483,835
	3,130,784	GE Capital International Funding Co. 2.34%, 11/15/2020(1)	3,139,769
	1,217,000	General Electric Capital Corp. 2.20%, 01/09/2020	1,229,042
	1,750,000	International Lease Finance Corp. 6.75%, 09/01/2016(1)	1,816,353
	2,025,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019(1)	2,016,313
	2,500,000	Macquarie Group Ltd. 3.00%, 12/03/2018(1)	2,535,903
		Synchrony Financial
	610,000	2.70%, 02/03/2020	601,513
	2,255,000	3.00%, 08/15/2019	2,277,902

			22,440,014

		Electric - 0.9%
	1,000,000	Ameren Illinois Co. 9.75%, 11/15/2018	1,223,929

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.5% - (continued)
		Electric - 0.9% - (continued)
$	500,000	American Electric Power Co., Inc. 1.65%, 12/15/2017	$498,547
	1,200,000	Commonwealth Edison Co. 6.95%, 07/15/2018	1,350,514
	2,500,000	Dominion Resources, Inc. 2.50%, 12/01/2019	2,503,712
	805,000	Exelon Corp. 2.85%, 06/15/2020	805,641

			6,382,343

		Electronics - 0.2%
	630,000	Arrow Electronics, Inc. 3.00%, 03/01/2018	634,035
	1,225,000	Thermo Fisher Scientific, Inc. 1.30%, 02/01/2017	1,223,710

			1,857,745

		Engineering & Construction - 0.4%
		SBA Tower Trust
	1,300,000	2.24%, 04/15/2043(1)	1,286,857
	1,310,000	2.93%, 12/15/2042(1)	1,325,460

			2,612,317

		Food - 1.4%
	330,000	JM Smucker Co. 2.50%, 03/15/2020	329,792
		Kraft Heinz Foods Co.
	2,000,000	2.00%, 07/02/2018(1)	2,005,924
	1,425,000	2.80%, 07/02/2020(1)	1,430,543
	1,250,000	Kroger Co. 7.00%, 05/01/2018	1,396,768
	3,000,000	Mondelez International, Inc. 0.85%, 02/01/2019(2)	2,934,666
	1,195,000	Tyson Foods, Inc. 2.65%, 08/15/2019	1,204,351
	720,000	Wm Wrigley Jr Co. 1.40%, 10/21/2016(1)	721,965

			10,024,009

		Forest Products & Paper - 0.4%
	2,650,000	Georgia-Pacific LLC 2.54%, 11/15/2019(1)	2,659,029

		Healthcare-Products - 0.8%
	1,650,000	Becton Dickinson and Co. 2.68%, 12/15/2019	1,668,734
	1,680,000	Medtronic, Inc. 2.50%, 03/15/2020	1,706,717
	2,750,000	Zimmer Biomet Holdings, Inc. 2.00%, 04/01/2018	2,750,817

			6,126,268

		Healthcare-Services - 1.7%
	2,135,000	Aetna, Inc. 1.50%, 11/15/2017	2,138,380
		Anthem, Inc.
	4,000,000	2.25%, 08/15/2019	3,973,568
	1,000,000	2.38%, 02/15/2017	1,012,183
	1,810,000	Dignity Health 2.64%, 11/01/2019	1,831,919
	690,000	Humana, Inc. 2.63%, 10/01/2019	695,917

The accompanying notes are an integral part of these financial statements.

144

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.5% - (continued)
		Healthcare-Services - 1.7% - (continued)
		Laboratory Corp. of America Holdings
$	1,411,000	2.20%, 08/23/2017	$1,425,077
	590,000	2.63%, 02/01/2020	588,856
	835,000	UnitedHealth Group, Inc. 2.70%, 07/15/2020	852,754

			12,518,654

		Holding Companies-Diversified - 0.3%
	2,500,000	Hutchison Whampoa International Ltd. 1.63%, 10/31/2017(1)	2,493,235

		Home Furnishings - 0.4%
		Whirlpool Corp.
	1,235,000	1.35%, 03/01/2017	1,234,672
	1,400,000	2.40%, 03/01/2019	1,407,064

			2,641,736

		Housewares - 0.0%
	355,000	Newell Rubbermaid, Inc. 2.05%, 12/01/2017	355,928

		Insurance - 2.5%
	775,000	Ace INA Holdings, Inc. 2.30%, 11/03/2020	775,463
	4,000,000	American International Group, Inc. 2.30%, 07/16/2019	4,021,480
	2,000,000	CNA Financial Corp. 6.50%, 08/15/2016	2,077,404
		Marsh & McLennan Cos., Inc.
	985,000	2.35%, 09/10/2019	988,218
	770,000	2.55%, 10/15/2018	784,261
	1,480,000	Metropolitan Life Global Funding 1.50%, 01/10/2018(1)	1,478,914
	1,255,000	Principal Life Global Funding 2.20%, 04/08/2020(1)	1,247,077
		Prudential Financial, Inc.
	2,000,000	1.10%, 08/15/2018(2)	2,005,434
	1,500,000	2.35%, 08/15/2019	1,512,823
	390,000	QBE Insurance Group Ltd. 2.40%, 05/01/2018(1)	391,298
	861,000	TIAA Asset Management Finance Co. LLC 2.95%, 11/01/2019(1)	871,781
	2,250,000	Voya Financial, Inc. 2.90%, 02/15/2018	2,296,267

			18,450,420

		Internet - 0.2%
	1,250,000	Amazon.com, Inc. 2.60%, 12/05/2019	1,279,769

		Iron/Steel - 0.7%
		Glencore Funding LLC
	3,000,000	2.50%, 01/15/2019(1)	2,563,125
	891,000	3.13%, 04/29/2019(1)	764,032
	1,720,000	Vale Overseas Ltd. 6.25%, 01/23/2017	1,757,049

			5,084,206

		Machinery-Diversified - 0.2%
	1,750,000	CNH Industrial Capital LLC 3.88%, 11/01/2015	1,750,000

		Media - 2.4%
	3,000,000	CBS Corp. 2.30%, 08/15/2019	2,971,641

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.5% - (continued)
		Media - 2.4% - (continued)
$	1,685,000	CCO Safari II LLC 3.58%, 07/23/2020(1)	$1,691,319
	400,000	Columbus International, Inc. 7.38%, 03/30/2021(1)	416,000
		DIRECTV Holdings LLC
	915,000	1.75%, 01/15/2018	916,099
	2,681,000	2.40%, 03/15/2017	2,716,025
	725,000	DISH DBS Corp. 7.13%, 02/01/2016	733,809
	2,195,000	Scripps Networks Interactive, Inc. 2.80%, 06/15/2020	2,151,234
	1,770,000	Sky plc 2.63%, 09/16/2019(1)	1,780,255
	2,000,000	Time Warner Cable, Inc. 5.85%, 05/01/2017	2,109,030
		Viacom, Inc.
	955,000	2.20%, 04/01/2019	945,144
	1,500,000	2.75%, 12/15/2019	1,495,005

			17,925,561

		Mining - 0.1%
	1,015,000	Freeport-McMoRan, Inc. 2.38%, 03/15/2018	928,725

		Miscellaneous Manufacturing - 0.4%
	1,500,000	Pentair Finance S.A. 2.90%, 09/15/2018	1,503,435
	1,500,000	Textron, Inc. 4.63%, 09/21/2016	1,542,713

			3,046,148

		Oil & Gas - 1.4%
		BP Capital Markets plc
	2,250,000	1.85%, 05/05/2017	2,271,861
	1,575,000	2.32%, 02/13/2020	1,585,395
	1,150,000	Hess Corp. 1.30%, 06/15/2017	1,139,800
	685,000	Marathon Oil Corp. 2.70%, 06/01/2020	664,953
		Petrobras Global Finance B.V.
	1,250,000	2.00%, 05/20/2016	1,231,875
	1,100,000	3.88%, 01/27/2016	1,097,250
	1,250,000	Southwestern Energy Co. 3.30%, 01/23/2018	1,226,784
	685,000	Total Capital Canada Ltd. 1.45%, 01/15/2018	687,023

			9,904,941

		Oil & Gas Services - 0.1%
	925,000	Schlumberger Norge AS 1.25%, 08/01/2017(1)	919,447

		Pharmaceuticals - 2.3%
	1,330,000	AbbVie, Inc. 2.50%, 05/14/2020	1,315,048
		Actavis Funding SCS
	490,000	2.45%, 06/15/2019	487,372
	3,855,000	3.00%, 03/12/2020	3,868,057
	715,000	Baxalta, Inc. 2.00%, 06/22/2018(1)	713,013
	1,300,000	Bayer US Finance LLC 2.38%, 10/08/2019(1)	1,312,874

The accompanying notes are an integral part of these financial statements.

145

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.5% - (continued)
		Pharmaceuticals - 2.3% - (continued)
		Cardinal Health, Inc.
$	370,000	1.70%, 03/15/2018	$370,386
	1,435,000	2.40%, 11/15/2019	1,440,098
		Express Scripts Holding Co.
	2,115,000	2.25%, 06/15/2019	2,114,822
	2,000,000	2.65%, 02/15/2017	2,028,000
	2,500,000	Mylan, Inc. 1.35%, 11/29/2016	2,479,230
	800,000	Perrigo Co. plc 1.30%, 11/08/2016	791,312

			16,920,212

		Pipelines - 0.9%
	1,195,000	Columbia Pipeline Group, Inc. 2.45%, 06/01/2018(1)	1,196,710
	2,250,000	Enbridge, Inc. 0.78%, 06/02/2017(2)	2,209,700
	1,195,000	Enterprise Products Operating LLC 2.55%, 10/15/2019	1,190,782
	790,000	Kinder Morgan Energy Partners L.P. 3.50%, 03/01/2016	795,578
	1,435,000	Kinder Morgan, Inc. 3.05%, 12/01/2019	1,391,007

			6,783,777

		Real Estate - 0.1%
	1,100,000	WEA Finance LLC / Westfield UK & Europe Finance plc 3.25%, 10/05/2020(1)	1,110,431

		Real Estate Investment Trusts - 2.2%
	2,580,000	ERP Operating L.P. 2.38%, 07/01/2019	2,600,524
	1,250,000	Host Hotels & Resorts L.P. 6.00%, 11/01/2020	1,287,062
	1,870,000	Scentre Group 2.38%, 11/05/2019(1)	1,850,098
		Simon Property Group L.P.
	1,965,000	1.50%, 02/01/2018(1)	1,959,863
	1,000,000	2.50%, 09/01/2020	1,007,318
		Ventas Realty L.P.
	570,000	1.25%, 04/17/2017	567,481
	1,750,000	1.55%, 09/26/2016	1,757,579
	3,000,000	Ventas Realty L.P. / Ventas Capital Corp. 2.00%, 02/15/2018	3,009,471
		Welltower, Inc.
	1,010,000	2.25%, 03/15/2018	1,013,228
	688,000	3.63%, 03/15/2016	695,009

			15,747,633

		Retail - 0.4%
		CVS Health Corp.
	2,350,000	2.25%, 08/12/2019	2,368,558
	715,000	2.80%, 07/20/2020	727,116

			3,095,674

		Savings & Loans - 0.1%
	885,000	Nationwide Building Society 2.35%, 01/21/2020(1)	885,550

		Semiconductors - 0.5%
	3,450,000	TSMC Global Ltd. 1.63%, 04/03/2018(1)	3,395,035

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.5% - (continued)
		Software - 1.1%
$	750,000	Fidelity National Information Services, Inc. 1.45%, 06/05/2017	$742,282
		Hewlett Packard Enterprise Co.
	2,750,000	2.85%, 10/05/2018(1)	2,755,783
	1,250,000	3.60%, 10/15/2020(1)	1,258,934
	3,000,000	Oracle Corp. 2.25%, 10/08/2019	3,039,291

			7,796,290

		Telecommunications - 1.2%
	2,000,000	Alcatel-Lucent USA, Inc. 4.63%, 07/01/2017(1)	2,060,000
	1,200,000	America Movil S.A.B. de C.V. 2.38%, 09/08/2016	1,210,639
	2,790,000	AT&T, Inc. 2.45%, 06/30/2020	2,762,733
	2,355,000	Verizon Communications, Inc. 3.65%, 09/14/2018	2,483,826

			8,517,198

		Toys/Games/Hobbies - 0.3%
	2,000,000	Mattel, Inc. 2.35%, 05/06/2019	1,994,360

		Transportation - 1.1%
	3,450,000	AP Moeller - Maersk A/S 2.55%, 09/22/2019(1)	3,434,744
	825,000	FedEx Corp. 2.30%, 02/01/2020	832,681
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	2,050,000	2.50%, 06/15/2019(1)	2,028,436
	45,000	2.88%, 07/17/2018(1)	45,548
	1,000,000	3.20%, 07/15/2020(1)	1,004,026
	1,075,000	Ryder System, Inc. 2.45%, 09/03/2019	1,069,395

			8,414,830

		Trucking & Leasing - 0.2%
	1,145,000	GATX Corp. 1.25%, 03/04/2017	1,136,745

		Total Corporate Bonds (cost $412,462,498)	413,194,262

FOREIGN GOVERNMENT OBLIGATIONS - 0.2%
		Supranational - 0.2%
	1,500,000	Corp. Andina de Fomento 3.75%, 01/15/2016	1,508,295

		Total Foreign Government Obligations (cost $1,500,625)	1,508,295

MUNICIPAL BONDS - 0.3%
		General - 0.1%
	365,000	New Jersey Economic Development Auth 0.00%, 02/15/2018(6)	341,344

		General Obligation - 0.0%
	265,000	Illinois State, GO 5.88%, 03/01/2019	284,173

		Pollution - 0.2%
	1,300,000	Gloucester County Improvement Auth 2.50%, 12/01/2029(2)	1,324,310

		Total Municipal Bonds (cost $1,940,409)	1,949,827

SENIOR FLOATING RATE INTERESTS - 19.3%(7)
		Advertising - 0.2%
	1,697,893	Acosta Holdco, Inc. 4.25%, 09/26/2021	1,654,597

The accompanying notes are an integral part of these financial statements.

146

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 19.3%(7) - (continued)
		Aerospace/Defense - 0.3%
$	956,945	BE Aerospace, Inc. 4.00%, 12/16/2021	$961,328
	329,870	DigitalGlobe, Inc. 3.75%, 01/30/2020	328,633
	515,563	Fly Funding II S.a.r.l. 3.50%, 08/09/2019	512,180
	659,946	Transdigm, Inc. 3.75%, 02/28/2020	650,595

			2,452,736

		Airlines - 0.6%
		American Airlines, Inc.
	1,593,411	3.25%, 06/26/2020	1,577,811
	990,000	3.50%, 10/10/2021	987,525
	2,000,000	Delta Air Lines, Inc. 3.25%, 08/24/2022	2,000,500

			4,565,836

		Auto Manufacturers - 0.4%
		Chrysler Group LLC
	615,625	3.25%, 12/31/2018	613,316
	2,151,366	3.50%, 05/24/2017	2,148,333

			2,761,649

		Auto Parts & Equipment - 0.2%
	833,333	Goodyear Tire and Rubber Co. 3.75%, 04/30/2019	834,991
	776,030	MPG Holdco I, Inc. 3.75%, 10/20/2021	770,210

			1,605,201

		Beverages - 0.1%
	778,001	Charger OpCo B.V. 4.25%, 07/02/2022	779,301

		Biotechnology - 0.6%
	2,917,293	Alkermes, Inc. 3.50%, 09/18/2019	2,907,579
	1,517,869	RPI Finance Trust 3.25%, 11/09/2018	1,516,351

			4,423,930

		Chemicals - 0.4%
	1,999,888	Huntsman International LLC 3.75%, 10/01/2021	1,979,889
	1,006,519	Ineos U.S. Finance LLC 3.75%, 05/04/2018	993,102

			2,972,991

		Commercial Services - 0.5%
	500,838	Bright Horizons Family Solutions, Inc. 3.75%, 01/30/2020	501,464
	1,002,066	Quikrete Holdings, Inc. 4.00%, 09/28/2020	999,561
	1,405,024	TransUnion LLC 3.50%, 04/09/2021	1,384,538
	806,634	Vantiv LLC 3.75%, 06/13/2021	807,433

			3,692,996

		Distribution/Wholesale - 0.1%
	500,000	Beacon Roofing Supply, Inc. 4.00%, 10/01/2022	499,375

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 19.3%(7) - (continued)
		Diversified Financial Services - 0.3%
$	685,000	Delos Finance S.a.r.l. 3.50%, 03/06/2021	$684,575
	1,019,340	SAM Finance Lux S.a.r.l. 4.25%, 12/17/2020	1,020,930
	327,527	TransFirst, Inc. 4.75%, 11/12/2021	327,255

			2,032,760

		Electric - 0.6%
	1,188,250	Calpine Corp. 4.00%, 10/09/2019	1,189,177
	2,324,807	NRG Energy, Inc. 2.75%, 07/02/2018	2,258,294
	1,211,504	Seadrill Partners Finco LLC 4.00%, 02/21/2021	703,811
	397,392	Star West Generation LLC 4.25%, 03/13/2020	388,450

			4,539,732

		Electronics - 0.1%
	1,030,050	CDW LLC 3.25%, 04/29/2020	1,026,444

		Energy-Alternate Sources - 0.2%
	1,701,408	MEG Energy Corp. 3.75%, 03/31/2020	1,596,890

		Entertainment - 0.3%
	502,543	Cedar Fair L.P. 3.25%, 03/06/2020	502,543
	1,070,925	Penn National Gaming, Inc. 3.25%, 10/30/2020	1,064,564
	528,494	Scientific Games International, Inc. 6.00%, 10/01/2021	515,614

			2,082,721

		Environmental Control - 0.2%
	524,378	ADS Waste Holdings, Inc. 3.75%, 10/09/2019	517,498
	622,587	US Ecology, Inc. 3.75%, 06/17/2021	621,616

			1,139,114

		Food - 0.9%
	2,000,244	Albertson’s LLC 5.50%, 08/25/2021	1,999,104
	530,000	B&G Foods, Inc. 0.00%, 10/21/2022(8)	529,836
		JBS USA LLC
	1,455,300	3.75%, 09/18/2020	1,450,294
	740,000	4.00%, 10/30/2022	740,451
	1,176,000	Pinnacle Foods Group LLC 3.00%, 04/29/2020	1,172,425
	796,663	U.S. Foods, Inc. 4.50%, 03/31/2019	796,041

			6,688,151

		Food Service - 0.0%
	27,120	Aramark Services, Inc. 0.04%, 07/26/2016	26,849

		Healthcare-Products - 0.4%
	1,331,003	Alere, Inc. 4.25%, 06/18/2022	1,331,003
	1,581,732	Immucor, Inc. 5.00%, 08/17/2018	1,547,456

			2,878,459

The accompanying notes are an integral part of these financial statements.

147

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 19.3%(7) - (continued)
		Healthcare-Services - 1.1%
$	1,222,947	American Renal Holdings, Inc. 4.50%, 09/20/2019	$1,213,775
	1,076,375	Amsurg Corp. 3.50%, 07/16/2021	1,068,033
		Community Health Systems, Inc.
	164,752	3.75%, 12/31/2019	163,954
	303,138	4.00%, 01/27/2021	302,129
	1,491,125	DaVita HealthCare Partners, Inc. 3.50%, 06/24/2021	1,494,391
		HCA, Inc.
	985,612	2.94%, 03/31/2017	985,385
	288,388	3.08%, 05/01/2018	288,388
	1,646,804	IMS Health, Inc. 3.50%, 03/17/2021	1,640,925
	475,750	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	468,913
	397,000	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	394,686

			8,020,579

		Insurance - 0.8%
		Asurion LLC
	968,101	5.00%, 05/24/2019	922,117
	3,016,118	5.00%, 08/04/2022	2,846,461
	1,744,558	HUB International Ltd. 4.00%, 10/02/2020	1,696,949

			5,465,527

		Leisure Time - 0.6%
	1,328,615	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	1,330,834
	2,980,839	Delta 2 (LUX) S.a.r.l. 4.75%, 07/30/2021	2,919,970

			4,250,804

		Lodging - 0.7%
	1,364,786	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	1,366,915
	819,446	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	811,252
	1,886,209	MGM Resorts International 3.50%, 12/20/2019	1,882,286
	851,886	Station Casinos LLC 4.25%, 03/02/2020	851,886

			4,912,339

		Machinery-Diversified - 0.5%
	1,960,000	Gardner Denver, Inc. 4.25%, 07/30/2020	1,835,932
	1,504,800	Gates Global, Inc. 4.25%, 07/05/2021	1,409,907

			3,245,839

		Media - 1.3%
	1,291,950	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	1,262,184
		Charter Communications Operating LLC
	405,663	3.00%, 07/01/2020	401,480
	987,897	3.00%, 01/04/2021	977,406
	300,000	3.50%, 01/24/2023	299,577
	1,191,013	Media General, Inc. 4.00%, 07/31/2020	1,188,785

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 19.3%(7) - (continued)
		Media - 1.3% - (continued)
$	1,040,000	Neptune Finco Corp. 5.00%, 10/09/2022	$1,042,974
		Numericable U.S. LLC
	377,501	4.50%, 05/21/2020	372,265
	436,349	4.50%, 05/21/2020	430,297
	1,949,994	Tribune Media Co. 3.75%, 12/27/2020	1,943,910
	1,363,476	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	1,355,199

			9,274,077

		Metal Fabricate/Hardware - 0.2%
	1,513,717	Rexnord LLC 4.00%, 08/21/2020	1,494,478

		Mining - 0.1%
	464,292	Minerals Technologies, Inc. 3.75%, 05/09/2021	461,585

		Miscellaneous Manufacturing - 0.0%
	250,816	Husky Injection Molding Systems Ltd. 4.25%, 06/30/2021	245,737

		Oil & Gas - 0.4%
	2,007,000	Energy Transfer Equity L.P. 3.25%, 12/02/2019	1,920,458
	490,000	EP Energy LLC 3.50%, 05/24/2018	435,693
	656,607	Fieldwood Energy LLC 3.88%, 09/28/2018	575,680

			2,931,831

		Oil & Gas Services - 0.3%
	1,994,475	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	1,675,359
	278,588	Pacific Drilling S.A. 4.50%, 06/03/2018	149,972
	1,232,550	Paragon Offshore Finance Co. 3.75%, 07/18/2021	436,791

			2,262,122

		Packaging & Containers - 0.7%
	1,827,628	Berry Plastics Holding Corp. 3.50%, 02/08/2020	1,810,302
	1,357,813	BWAY Holding Co., Inc. 5.50%, 08/14/2020	1,360,637
	357,024	Exopack Holdings S.A. 4.50%, 05/18/2019	355,835
	394,013	Owens-Illinois, Inc. 3.50%, 08/06/2022	394,832
	874,077	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	875,537

			4,797,143

		Pharmaceuticals - 0.3%
	1,215,000	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 08/26/2022	1,192,790
	985,000	Grifols Worldwide Operations USA, Inc. 3.19%, 02/27/2021	982,675

			2,175,465

		Provincial - 0.1%
	449,625	Seminole Tribe of Florida, Inc. 3.00%, 04/29/2020	447,714

The accompanying notes are an integral part of these financial statements.

148

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 19.3%(7) - (continued)
		Real Estate - 0.0%
$	165,772	Realogy Corp. 3.75%, 03/05/2020	$165,648

		Retail - 1.7%
	1,413,750	Armstrong World Industries, Inc. 3.50%, 03/15/2020	1,406,088
	512,425	Bass Pro Group LLC 4.00%, 06/05/2020	505,805
	1,966,693	BJ’s Wholesale Club, Inc. 4.50%, 09/26/2019	1,947,026
	726,784	Burger King 3.75%, 12/12/2021	727,998
	410,000	Coty, Inc. 0.00%, 09/24/2022(8)	411,538
	766,686	Dollar Tree, Inc. 3.50%, 07/08/2022	767,644
	815,000	Galleria Co. 0.00%, 09/22/2022(8)	815,766
	429,000	Michaels Stores, Inc. 3.75%, 01/28/2020	428,665
	785,063	4.00%, 01/28/2020	786,374
	2,170,797	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	2,119,023
	1,114,400	PetSmart, Inc. 4.25%, 03/11/2022	1,113,798
	1,087,515	Serta Simmons Holdings LLC 4.25%, 10/01/2019	1,087,341
	490,000	Staples, Inc. 0.00%, 04/07/2021(8)	487,330

			12,604,396

		Semiconductors - 0.8%
	1,154,705	Avago Technologies Cayman Ltd. 3.75%, 05/06/2021	1,154,382
	701,627	Entegris, Inc. 3.50%, 04/30/2021	699,290
		Freescale Semiconductor, Inc.
	1,824,380	4.25%, 02/28/2020	1,822,263
	372,400	5.00%, 01/15/2021	372,233
	1,980,050	Sensata Technologies B.V. 3.00%, 10/14/2021	1,977,892

			6,026,060

		Software - 1.4%
	1,495,000	Activision Blizzard, Inc. 3.25%, 10/12/2020	1,497,900
	2,055,339	Emdeon Business Services LLC 3.75%, 11/02/2018	2,031,703
		First Data Corp.
	515,000	3.70%, 09/24/2018	511,138
	1,765,000	3.95%, 07/08/2022	1,760,040
	783,112	Infor US, Inc. 3.75%, 06/30/2020	761,334
	1,019,463	Kronos, Inc. 4.50%, 10/30/2019	1,016,659
	1,702,392	Magic Newco LLC 5.00%, 12/12/2018	1,699,413
		SS&C Technologies, Inc.
	1,174,368	4.00%, 07/08/2022	1,177,303

			10,455,490

		Telecommunications - 1.8%
	274,313	Altice Financing S.A. 5.25%, 02/04/2022	272,324
	1,002,150	5.50%, 10/10/2021	1,001,899
	305,000	CommScope, Inc. 3.75%, 12/29/2022	304,430

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 19.3%(7) - (continued)
		Telecommunications - 1.8% - (continued)
$	589,500	Crown Castle Operating Co. 3.00%, 01/31/2021	$589,252
	2,003,196	Intelsat Jackson Holdings S.A. 3.75%, 06/30/2019	1,938,813
		Level 3 Financing, Inc.
	1,255,000	3.50%, 05/31/2022	1,251,863
	510,000	4.00%, 08/01/2019	511,168
	1,228,500	4.00%, 01/15/2020	1,230,650
	2,051,357	Syniverse Holdings, Inc. 4.00%, 04/23/2018	1,841,093
	1,090,526	Telesat Canada 3.50%, 03/28/2019	1,080,646
		Univision Communications, Inc.
	2,246,780	4.00%, 03/01/2020	2,230,979
		Ziggo Financing Partnership
	825,000	3.50%, 01/15/2022	811,824

			13,064,941

		Textiles - 0.1%
	1,009,686	PVH Corp. 3.25%, 02/13/2020	1,014,734

		Trucking & Leasing - 0.0%
	230,249	AWAS Finance Luxembourg S.a.r.l. 3.50%, 06/10/2016	229,531

		Total Senior Floating Rate Interests (cost $143,943,092)	140,965,772

U.S. GOVERNMENT AGENCIES - 9.1%
		FHLMC - 5.1%
	32,500,000	0.88%, 03/07/2018	32,458,693
	796,569	1.05%, 04/25/2024(2)	795,805
	527,757	1.20%, 02/25/2024(2)	527,449
	11,944,875	1.63%, 07/25/2021(2)(5)	926,178
	13,270,333	1.97%, 08/25/2018(2)(5)	614,698
	1,952,194	3.50%, 04/01/2027	2,068,235

			37,391,058

		FNMA - 3.9%
	14,000,000	3.00%, 11/01/2030(9)	14,562,625
	7,233,121	3.50%, 12/01/2026	7,652,657
	5,600,000	3.50%, 11/01/2030(9)	5,912,375

			28,127,657

		GNMA - 0.1%
	473,869	5.00%, 08/20/2039	510,563
	416,687	6.50%, 05/16/2031	484,596

			995,159

		Total U.S. Government Agencies (cost $65,940,577)	66,513,874

		Total Long-Term Investments (cost $743,722,791)	739,974,502

SHORT-TERM INVESTMENTS - 1.3%
		Other Investment Pools & Funds - 1.3%
	9,807,369	Fidelity Money Market Class 1	9,807,369

		Total Short-Term Investments (cost $9,807,369)	9,807,369

Total Investments (cost $753,530,160)^	102.6%	$749,781,871
Other Assets and Liabilities	(2.6)%	(19,016,193)

Total Net Assets	100.0%	$730,765,678

The accompanying notes are an integral part of these financial statements.

149

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $753,568,983 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,503,357
Unrealized Depreciation	(7,290,469)

Net Unrealized Depreciation	$(3,787,112)

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $162,047,295, which represents 22.2% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2015, the aggregate fair value of these securities was $0, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
09/12/2014	$ 53,459	Hasco NIM Cayman Co.	$35,804
03/22/2006	180,481	Long Beach Asset Holdings Corp.	180,481

			$216,285

At October 31, 2015, the aggregate value of these securities were $0, which represents 0.0% of total net assets.

(5)	Securities disclosed are interest-only strips.

(6)	Security is a zero-coupon bond.

(7)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2015.

(8)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(9)	Represents or includes a TBA transaction.

(10)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

The accompanying notes are an integral part of these financial statements.

150

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2015

Futures Contracts Outstanding at October 31, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	613	12/31/2015	$134,128,771	$134,036,281	$(92,490)

Short position contracts:
U.S. Treasury 10-Year Note Future	35	12/21/2015	$4,456,968	$4,469,062	$(12,094)
U.S. Treasury 5-Year Note Future	977	12/31/2015	116,886,071	117,018,649	(132,578)
U.S. Treasury Long Bond Future	10	12/21/2015	1,545,372	1,564,375	(19,003)

Total					$(163,675)

Total futures contracts					$(256,165)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

151

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$115,842,472	$—	$115,842,472	$—
Corporate Bonds	413,194,262	—	413,194,262	—
Foreign Government Obligations	1,508,295	—	1,508,295	—
Municipal Bonds	1,949,827	—	1,949,827	—
Senior Floating Rate Interests	140,965,772	—	140,965,772	—
U.S. Government Agencies	66,513,874	—	66,513,874	—
Short-Term Investments	9,807,369	9,807,369	—	—

Total	$749,781,871	$9,807,369	$739,974,502	$—

Liabilities
Futures Contracts(2)	$(256,165)	$(256,165)	$—	$—

Total	$(256,165)	$(256,165)	$—	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$14,715,944	$14,715,944
Purchases	14,604	14,604
Sales	(1,425,559)	(1,425,559)
Accrued discounts/(premiums)	(56,528)	(56,528)
Total realized gain/(loss)	(538,376)	(538,376)
Net change in unrealized appreciation/depreciation	372,202	372,202
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	(13,082,287)	(13,082,287)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $11,724.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

152

The Hartford Strategic Income Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 16.5%
		Asset-Backed - Finance & Insurance - 1.1%
$	1,155,000	First Franklin Mortgage Loan Trust 0.44%, 04/25/2036(1)	$740,395
	2,037,143	GSAMP Trust 0.29%, 01/25/2037(1)	1,218,413
	869,000	Sound Point CLO III Ltd. 4.92%, 07/15/2025(1)(2)	740,214
	1,000,981	SpringCastle America Funding LLC 2.70%, 05/25/2023(2)	1,003,183

			3,702,205

		Asset-Backed - Home Equity - 1.7%
		GSAA Home Equity Trust
	1,286,123	0.27%, 12/25/2046(1)	691,198
	1,850,618	0.28%, 02/25/2037(1)	980,383
	530,354	0.30%, 03/25/2037(1)	277,727
	657,631	0.37%, 03/25/2047(1)	329,584
	1,512,743	0.38%, 11/25/2036(1)	769,753
	1,330,046	0.43%, 04/25/2047(1)	862,907
	606,576	5.88%, 09/25/2036(15)	338,737
	157,351	Morgan Stanley Asset-Backed Securities Capital I 0.35%, 06/25/2036(1)	141,060
	1,092,862	Morgan Stanley Mortgage Loan Trust 0.37%, 11/25/2036(1)	537,676
	86,810	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(15)	48,216
		Soundview Home Loan Trust
	1,565,937	0.44%, 07/25/2036(1)	987,169
	280,000	0.45%, 11/25/2036(1)	192,911

			6,157,321

		Commercial Mortgage-Backed Securities - 2.5%
	180,000	Citigroup Commercial Mortgage Trust 4.40%, 03/10/2047(1)(2)	139,191
	330,000	Commercial Mortgage Pass-Through Certificates 4.75%, 10/15/2045(1)(2)	260,990
	105,000	Community or Commercial Mortgage Trust 4.57%, 10/15/2045(1)(2)	86,793
		GS Mortgage Securities Trust
	270,000	3.58%, 06/10/2047(2)	189,184
	465,167	3.67%, 04/10/2047(2)	330,027
	1,795,000	4.85%, 11/10/2045(1)(2)	1,711,731
	1,374,724	Hilton USA Trust 3.94%, 11/05/2030(1)(2)	1,374,588
	485,000	JP Morgan Chase Commercial Mortgage Securities Corp. 4.42%, 12/15/2047(1)(2)	412,455
		JP Morgan Chase Commercial Mortgage Securities Trust
	560,000	2.73%, 10/15/2045(1)(2)	379,086
	125,000	4.00%, 08/15/2046(1)(2)	111,349
	390,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(2)	322,120
	365,000	Morgan Stanley Capital I Trust 5.18%, 07/15/2049(1)(2)	322,279
	240,000	UBS-Barclays Commercial Mortgage Trust 4.09%, 03/10/2046(1)(2)	197,471
	710,000	VNDO Mortgage Trust 3.95%, 12/13/2029(1)(2)	721,760
		WF-RBS Commercial Mortgage Trust
	665,000	3.02%, 11/15/2047(2)	433,599
	1,750,000	4.80%, 11/15/2045(1)(2)	1,575,356
	170,000	5.00%, 06/15/2044(1)(2)	162,325
	195,505	5.00%, 04/15/2045(1)(2)	154,417

			8,884,721

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 16.5% - (continued)
		Whole Loan Collateral CMO - 11.2%
		Adjustable Rate Mortgage Trust
$	111,330	0.46%, 01/25/2036(1)	$92,717
	121,372	0.70%, 01/25/2036(1)	105,061
		Alternative Loan Trust
	697,347	0.52%, 11/25/2035(1)	573,738
	2,260,138	0.60%, 10/25/2036(1)	1,583,959
	890,769	5.50%, 12/25/2035	778,684
	1,367,676	5.75%, 05/25/2036	1,150,350
	1,055,679	6.00%, 05/25/2036	903,970
		American Home Mortgage Assets Trust
	432,526	0.32%, 03/25/2047(1)	333,321
	132,150	0.39%, 09/25/2046(1)	93,537
	780,648	1.16%, 10/25/2046(1)	562,047
		Banc of America Funding Corp.
	582,661	0.38%, 10/20/2036(1)	452,089
	192,619	5.85%, 01/25/2037(15)	160,448
	333,392	Banc of America Mortgage Trust 2.85%, 09/25/2035(1)	305,387
		BCAP LLC Trust
	737,492	0.37%, 01/25/2037(1)	590,364
	721,607	0.38%, 03/25/2037(1)	620,088
	753,657	Bear Stearns Adjustable Rate Mortgage Trust 2.66%, 10/25/2035(1)	741,161
	237,720	Bear Stearns Alt-A Trust 0.52%, 08/25/2036(1)	174,410
	372,588	Bear Stearns Mortgage Funding Trust 0.38%, 10/25/2036(1)	308,379
	1,050,000	Chase Mortgage Finance Trust 5.50%, 11/25/2035	1,015,498
	154,622	CHL Mortgage Pass-Through Trust 2.50%, 03/20/2036(1)	136,570
		Connecticut Avenue Securities
	600,000	2.80%, 05/25/2024(1)	526,857
	880,000	3.10%, 07/25/2024(1)	792,094
	1,550,000	3.20%, 07/25/2024(1)	1,397,412
	220,000	4.20%, 05/25/2025(1)	209,267
	475,000	5.10%, 11/25/2024(1)	476,018
		Countrywide Home Loans, Inc.
	1,131,850	2.72%, 09/25/2047(1)	1,012,158
	1,037,537	5.75%, 08/25/2037	975,607
	380,803	Deutsche Alt-A Securities Mortgage Loan Trust 0.35%, 03/25/2037(1)	272,756
	551,819	Downey S & L Association Mortgage Loan Trust 1.12%, 03/19/2046(1)	414,846
	151,039	First Horizon Mortgage Pass-Through Trust 2.71%, 08/25/2037(1)	120,894
		GMAC Mortgage Corp. Loan Trust
	129,900	3.05%, 04/19/2036(1)	116,504
	844,558	3.10%, 09/19/2035(1)	785,937
		GSR Mortgage Loan Trust
	1,659,836	2.66%, 01/25/2036(1)	1,516,648
	1,188,784	2.70%, 04/25/2035(1)	1,129,746
	143,999	2.81%, 10/25/2035(1)	125,357
		HarborView Mortgage Loan Trust
	3,375,001	0.44%, 12/19/2036(1)	2,342,818
	827,686	0.53%, 09/19/2035(1)	656,518
	81,870	Impac CMB Trust 1.70%, 02/25/2036(1)	78,816
	1,595,572	Impac Secured Assets Corp. 0.48%, 08/25/2036(1)	1,169,294
		IndyMac Index Mortgage Loan Trust
	242,109	0.44%, 07/25/2035(1)	210,718
	527,967	0.48%, 07/25/2035(1)	435,137

The accompanying notes are an integral part of these financial statements.

153

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 16.5% - (continued)
		Whole Loan Collateral CMO - 11.2% - (continued)
$	731,308	0.49%, 01/25/2036(1)	$502,113
	1,294,601	0.60%, 07/25/2046(1)	725,559
		JP Morgan Mortgage Trust
	457,543	2.55%, 11/25/2035(1)	430,261
	339,286	2.75%, 09/25/2035(1)	323,349
	1,209,257	2.84%, 05/25/2036(1)	1,083,435
		Lehman XS Trust
	486,101	0.41%, 07/25/2046(1)	380,943
	185,484	0.44%, 06/25/2047(1)	124,740
	87,829	Luminent Mortgage Trust 0.40%, 10/25/2046(1)	74,896
	383,445	Merrill Lynch Mortgage Investors Trust 2.65%, 07/25/2035(1)	310,393
	1,961,661	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.55%, 06/25/2036(1)	1,467,769
	573,606	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	523,895
		Residential Accredit Loans, Inc.
	231,448	0.50%, 04/25/2036(1)	156,773
	242,783	1.02%, 09/25/2046(1)	170,816
	1,743,640	1.51%, 11/25/2037(1)	1,088,331
	107,156	6.00%, 12/25/2035	93,455
	753,476	Residential Asset Securitization Trust 0.65%, 03/25/2035(1)	611,014
		Residential Funding Mortgage Securities, Inc.
	1,227,173	2.86%, 08/25/2035(1)	957,120
	108,731	3.12%, 04/25/2037(1)	94,697
	64,817	Sequoia Mortgage Trust 2.64%, 07/20/2037(1)	55,561
	1,035,172	Springleaf Mortgage Loan Trust 3.52%, 12/25/2065(1)(2)	1,045,795
	1,946,898	Structured Adjustable Rate Mortgage Loan Trust 2.71%, 02/25/2036(1)	1,561,574
	1,601,605	Structured Asset Mortgage Investments II Trust 0.43%, 02/25/2036(1)	1,241,775
		WaMu Mortgage Pass-Through Certificates Trust
	178,863	0.62%, 06/25/2044(1)	160,890
	166,905	2.14%, 11/25/2046(1)	149,820
	217,740	Wells Fargo Alternative Loan Trust 2.72%, 12/28/2037(1)	187,701
		Wells Fargo Commercial Mortgage Trust
	685,000	2.88%, 05/15/2048(1)(2)	440,444
	205,000	3.36%, 09/15/2058(2)	128,105
	358,368	Wells Fargo Mortgage Backed Securities Trust 2.74%, 09/25/2036(1)	337,253

			39,875,657

		Total Asset & Commercial Mortgage Backed Securities (cost $57,778,545)	58,619,904

CORPORATE BONDS - 27.3%
		Apparel - 0.3%
	950,000	William Carter Co. 5.25%, 08/15/2021	986,813

		Auto Parts & Equipment - 0.0%
	150,000	ZF North America Capital, Inc. 4.75%, 04/29/2025(2)	147,188

		Chemicals - 0.4%
	545,000	Eagle Spinco, Inc. 4.63%, 02/15/2021	530,694
	845,000	NOVA Chemicals Corp. 5.00%, 05/01/2025(2)	845,000

			1,375,694

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.3% - (continued)
		Coal - 0.0%
		Peabody Energy Corp.
$	40,000	6.00%, 11/15/2018	$7,000
	860,000	6.50%, 09/15/2020	113,950

			120,950

		Commercial Banks - 7.0%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	2,200,000	7.00%, 02/19/2019(1)(3)(4)	2,423,140
$	600,000	9.00%, 05/09/2018(1)(3)(4)	646,530
		Banco Santander S.A.
EUR	1,200,000	6.25%, 09/11/2021(1)(3)(4)	1,273,039
$	1,600,000	6.38%, 05/19/2019(1)(3)(4)	1,564,000
		Barclays Bank plc
EUR	1,550,000	8.00%, 12/15/2020(1)(3)	1,857,893
$	1,050,000	8.25%, 12/15/2018(1)(3)	1,117,940
	517,000	CIT Group, Inc. 5.50%, 02/15/2019(2)	548,666
	310,000	Citigroup, Inc. 5.50%, 09/13/2025	339,815
EUR	250,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 5.50%, 06/29/2020(1)(3)(4)	276,631
		Credit Agricole S.A.
	1,050,000	6.50%, 06/23/2021(1)(3)(4)	1,163,350
$	810,000	6.63%, 09/23/2019(1)(2)(3)	797,850
	990,000	Credit Suisse Group AG 6.25%, 12/18/2024(1)(2)(3)	983,282
	895,000	Goldman Sachs Group, Inc. 5.15%, 05/22/2045	894,930
	2,115,000	JP Morgan Chase & Co. 5.63%, 08/16/2043	2,362,990
EUR	1,300,000	KBC Groep N.V. 5.63%, 03/19/2019(1)(3)(4)	1,427,759
		Lloyds Banking Group plc
GBP	950,000	6.38%, 06/27/2020(1)(3)(4)	1,103,992
	1,050,000	7.00%, 06/27/2019(1)(3)(4)	1,659,146
$	360,000	Morgan Stanley 4.30%, 01/27/2045	345,026
		Royal Bank of Scotland Group plc
	1,315,000	7.50%, 08/10/2020(1)(3)	1,361,025
	275,000	8.00%, 08/10/2025(1)(3)	287,375
	1,825,000	Societe Generale S.A. 8.25%, 11/29/2018(1)(3)(4)	1,921,116
	600,000	Standard Chartered plc 6.50%, 04/02/2020(1)(2)(3)	592,106

			24,947,601

		Commercial Services - 0.5%
	1,025,000	ADT Corp. 6.25%, 10/15/2021	1,107,000
	315,000	Cardtronics, Inc. 5.13%, 08/01/2022	305,550
	280,000	United Rentals North America, Inc. 5.50%, 07/15/2025	279,300

			1,691,850

		Construction Materials - 1.0%
		Building Materials Corp. of America
	680,000	5.38%, 11/15/2024(2)	699,550
	150,000	6.00%, 10/15/2025(2)	159,375
	595,000	CRH America, Inc. 5.13%, 05/18/2045(2)	616,659
	1,180,000	Grupo Cementos de Chihuahua S.A.B. de C.V. 8.13%, 02/08/2020(2)	1,233,100

The accompanying notes are an integral part of these financial statements.

154

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.3% - (continued)
		Construction Materials - 1.0% - (continued)
$	440,000	Norbord, Inc. 6.25%, 04/15/2023(2)	$442,200
	315,000	West China Cement Ltd. 6.50%, 09/11/2019(4)	324,539

			3,475,423

		Diversified Financial Services - 0.7%
	970,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	996,675
	160,000	Aircastle Ltd. 5.50%, 02/15/2022	169,200
		International Lease Finance Corp.
	390,000	5.88%, 04/01/2019	418,443
	100,000	5.88%, 08/15/2022	109,000
		Navient Corp.
	340,000	5.50%, 01/15/2019	337,875
	490,000	8.45%, 06/15/2018	525,525

			2,556,718

		Electric - 1.5%
	1,110,000	AES Corp. 8.00%, 06/01/2020	1,234,875
	1,270,000	Eskom Holdings Ltd. 5.75%, 01/26/2021(4)	1,179,563
	645,000	NRG Energy, Inc. 6.25%, 07/15/2022	593,400
	2,390,000	Perusahaan Listrik Negara PT 5.50%, 11/22/2021(4)	2,465,715

			5,473,553

		Engineering & Construction - 0.4%
	1,355,000	SBA Tower Trust 3.60%, 04/15/2043(2)	1,358,423

		Environmental Control - 0.2%
		Clean Harbors, Inc.
	60,000	5.13%, 06/01/2021	61,590
	601,000	5.25%, 08/01/2020	625,040

			686,630

		Food - 0.2%
	560,000	Minerva Luxembourg S.A. 7.75%, 01/31/2023(2)	553,000

		Forest Products & Paper - 0.2%
		Cascades, Inc.
	120,000	5.50%, 07/15/2022(2)	116,700
	255,000	5.75%, 07/15/2023(2)	244,800
	440,000	Clearwater Paper Corp. 5.38%, 02/01/2025(2)	435,600

			797,100

		Healthcare-Services - 0.9%
	645,000	Community Health Systems, Inc. 5.13%, 08/01/2021	665,962
		HCA, Inc.
	305,000	4.75%, 05/01/2023	312,625
	880,000	6.50%, 02/15/2020	984,500
	880,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	950,400
	420,000	Wellcare Health Plans, Inc. 5.75%, 11/15/2020	438,900

			3,352,387

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.3% - (continued)
		Home Builders - 0.6%
$	195,000	Agile Property Holdings Ltd. 8.88%, 04/28/2017(4)	$197,925
	451,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	460,020
	885,000	Lennar Corp. 4.50%, 06/15/2019	918,188
	450,000	Meritage Homes Corp. 6.00%, 06/01/2025	461,250

			2,037,383

		Home Furnishings - 0.0%
	125,000	Tempur Sealy International, Inc. 5.63%, 10/15/2023(2)	130,938

		Insurance - 0.9%
	1,330,000	AXA S.A. 6.46%, 12/14/2018(1)(2)(3)	1,381,537
EUR	1,450,000	Mapfre S.A. 5.92%, 07/24/2037(1)	1,661,492

			3,043,029

		Iron/Steel - 0.5%
$	900,000	ArcelorMittal 6.00%, 08/05/2020	856,687
		Steel Dynamics, Inc.
	270,000	5.13%, 10/01/2021	267,975
	155,000	5.50%, 10/01/2024	153,063
	840,000	United States Steel Corp. 7.38%, 04/01/2020	625,800

			1,903,525

		Lodging - 0.2%
	420,000	Choice Hotels International, Inc. 5.75%, 07/01/2022	450,450
	365,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	361,350

			811,800

		Machinery - Construction & Mining - 0.1%
	245,000	Oshkosh Corp. 5.38%, 03/01/2025	246,225

		Media - 1.8%
		CCO Holdings LLC
	30,000	5.13%, 02/15/2023	30,075
	770,000	5.25%, 09/30/2022	779,938
	70,000	5.75%, 09/01/2023	71,925
		CCO Safari II LLC
	275,000	4.91%, 07/23/2025(2)	279,533
	195,000	6.48%, 10/23/2045(2)	202,213
		DISH DBS Corp.
	55,000	5.88%, 11/15/2024	52,608
	525,000	6.75%, 06/01/2021	542,062
	425,000	7.88%, 09/01/2019	466,348
	785,000	Liberty Interactive LLC 8.25%, 02/01/2030	808,550
	440,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(2)(3)	468,600
	235,000	Numericable-SFR SAS 4.88%, 05/15/2019(2)	236,175
		TEGNA, Inc.
	200,000	4.88%, 09/15/2021(2)	198,000
	825,000	5.13%, 10/15/2019	860,062
	470,000	5.13%, 07/15/2020	489,975

The accompanying notes are an integral part of these financial statements.

155

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.3% - (continued)
		Media - 1.8% - (continued)
		Videotron Ltd.
$	110,000	5.00%, 07/15/2022	$114,813
	750,000	5.38%, 06/15/2024(2)	770,625

			6,371,502

		Mining - 0.1%
	396,000	FMG Resources August 2006 Pty Ltd. 6.88%, 04/01/2022(2)	283,140

		Oil & Gas - 5.0%
	205,000	Antero Resources Corp. 5.63%, 06/01/2023(2)	188,600
	115,000	Concho Resources, Inc. 6.50%, 01/15/2022	119,169
	2,476,000	Ecopetrol S.A. 5.88%, 05/28/2045	2,017,940
	181,000	Harvest Operations Corp. 6.88%, 10/01/2017	152,040
	231,000	MEG Energy Corp. 7.00%, 03/31/2024(2)	199,815
	675,000	Pacific Exploration and Production Corp. 7.25%, 12/12/2021(2)	276,750
	325,000	Pertamina Persero PT 5.63%, 05/20/2043(4)	270,238
	1,145,000	Petrobras Global Finance B.V. 4.38%, 05/20/2023	834,419
	1,335,000	5.38%, 01/27/2021	1,086,356
GBP	325,000	5.38%, 10/01/2029	319,500
$	410,000	6.75%, 01/27/2041	289,296
	7,965,000	Petroleos de Venezuela S.A. 5.38%, 04/12/2027(4)	2,767,837
		Petroleos Mexicanos
	5,858,000	5.50%, 06/27/2044	4,992,188
MXN	12,500,000	7.47%, 11/12/2026	693,985
$	455,000	Tesoro Corp. 5.13%, 04/01/2024	459,550
		WPX Energy, Inc.
	260,000	5.25%, 09/15/2024	215,800
	425,000	6.00%, 01/15/2022	374,000
	2,332,000	YPF S.A. 8.50%, 07/28/2025(4)	2,292,356
	315,000	Zhaikmunai LLP 7.13%, 11/13/2019(4)	256,725

			17,806,564

		Packaging & Containers - 0.2%
	635,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	649,288
	185,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(2)	196,331

			845,619

		Pipelines - 1.2%
		DCP Midstream LLC
	55,000	5.35%, 03/15/2020(2)	51,170
	65,000	9.75%, 03/15/2019(2)	70,475
		DCP Midstream Operating L.P.
	110,000	4.95%, 04/01/2022	100,389
	100,000	5.60%, 04/01/2044	77,628
	1,005,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	1,080,576

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.3% - (continued)
		Pipelines - 1.2% - (continued)
$	1,915,000	Energy Transfer Partners L.P. 5.95%, 10/01/2043	$1,676,048
		MarkWest Energy Partners L.P.
	210,000	4.88%, 12/01/2024	198,188
	205,000	4.88%, 06/01/2025	191,675
		Tesoro Logistics L.P.
	230,000	5.50%, 10/15/2019(2)	238,050
	625,000	6.25%, 10/15/2022(2)	650,000

			4,334,199

		Retail - 0.1%
	425,000	Group 1 Automotive, Inc. 5.00%, 06/01/2022	429,250

		Savings & Loans - 0.7%
GBP	1,500,000	Nationwide Building Society 6.88%, 06/20/2019(1)(3)(4)	2,329,797

		Semiconductors - 0.2%
		NXP B.V. / NXP Funding LLC
$	200,000	4.13%, 06/15/2020(2)	204,000
	230,000	4.63%, 06/15/2022(2)	234,600
		Sensata Technologies B.V.
	235,000	5.00%, 10/01/2025(2)	229,419
	35,000	5.63%, 11/01/2024(2)	35,612

			703,631

		Software - 0.6%
	1,390,000	Activision Blizzard, Inc. 5.63%, 09/15/2021(2)	1,470,203
	430,000	First Data Corp. 5.38%, 08/15/2023(2)	437,525
	180,000	MSCI, Inc. 5.75%, 08/15/2025(2)	189,810

			2,097,538

		Sovereign - 0.2%
	715,000	Export-Import Bank of China 2.85%, 09/16/2020(2)	718,376

		Telecommunications - 1.6%
	390,000	AT&T, Inc. 4.75%, 05/15/2046	358,081
	365,000	Digicel Group Ltd. 7.13%, 04/01/2022(4)	301,125
	130,000	Frontier Communications Corp. 10.50%, 09/15/2022(2)	134,875
	1,040,000	Mobile Telesystems OJSC via MTS International Funding Ltd. 5.00%, 05/30/2023(2)	960,700
	380,000	Nokia Oyj 6.63%, 05/15/2039	397,605
		Sprint Communications, Inc.
	1,114,000	7.00%, 03/01/2020(2)	1,169,700
	451,000	9.00%, 11/15/2018(2)	495,816
		T-Mobile USA, Inc.
	85,000	6.13%, 01/15/2022	86,488
	400,000	6.46%, 04/28/2019	411,500
	710,000	6.63%, 04/28/2021	734,850
	195,000	6.73%, 04/28/2022	201,337
	350,000	Wind Acquisition Finance S.A. 4.75%, 07/15/2020(2)	356,125

			5,608,202

		Total Corporate Bonds (cost $103,336,082)	$97,224,048

The accompanying notes are an integral part of these financial statements.

156

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 22.7%
		Argentina - 0.1%
$	325,045	Provincia de Buenos Aires 9.95%, 06/09/2021(2)	$334,796

		Austria - 0.1%
		Austria Government Bond
EUR	220,000	1.65%, 10/21/2024(2)(4)	263,387
	225,000	1.95%, 06/18/2019(2)(4)	266,223

			529,610

		Belgium - 0.3%
		Belgium Government Bond
	635,000	1.25%, 06/22/2018(4)	725,465
	250,000	2.60%, 06/22/2024(2)(4)	320,232

			1,045,697

		Brazil - 0.9%
BRL	2,184,976	Brazil Notas do Tesouro Nacional Series B 6.00%, 08/15/2016(5)	570,692
		Brazil Notas do Tesouro Nacional Series F
	5,224,000	10.00%, 01/01/2021	1,096,218
	4,516,000	10.00%, 01/01/2025	858,444
$	850,000	Brazilian Government International Bond 5.00%, 01/27/2045	637,500

			3,162,854

		Bulgaria - 0.3%
EUR	1,210,000	Bulgaria Government International Bond 3.13%, 03/26/2035(4)	1,215,615

		Canada - 0.2%
CAD	675,000	Canadian Government Bond 1.75%, 09/01/2019	536,097

		Colombia - 1.1%
		Colombian TES
COP	1,645,635,586	3.00%, 03/25/2033(5)	491,332
	4,747,600,000	5.00%, 11/21/2018	1,567,834
	1,280,900,000	7.00%, 05/04/2022	432,339
	4,540,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(4)	1,379,082

			3,870,587

		Costa Rica - 0.1%
CRC	189,800,000	Costa Rica Government International Bond 9.20%, 03/27/2019(2)	371,180

		Croatia - 0.5%
EUR	1,715,000	Croatia Government International Bond 3.00%, 03/11/2025(4)	1,718,998

		Denmark - 0.1%
DKK	1,745,000	Denmark Government Bond 4.00%, 11/15/2019	298,062

		Dominican Republic - 0.5%
		Dominican Republic International Bond
$	1,282,000	5.50%, 01/27/2025(4)	1,265,975
	570,000	5.50%, 01/27/2025(2)	562,875

			1,828,850

		Ecuador - 0.4%
	1,930,000	Ecuador Government International Bond 7.95%, 06/20/2024(4)	1,466,800

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 22.7% - (continued)
		El Salvador - 0.3%
$	1,354,000	El Salvador Government International Bond 5.88%, 01/30/2025(4)	$1,201,675

		Finland - 0.1%
		Finland Government Bond
EUR	150,000	1.13%, 09/15/2018(2)(4)	171,316
	90,000	1.50%, 04/15/2023(2)(4)	106,883

			278,199

		France - 0.6%
		France Government Bond OAT
	1,225,000	0.50%, 11/25/2019(4)	1,376,842
	810,000	1.00%, 11/25/2018(4)	922,485

			2,299,327

		Gabon - 0.1%
$	415,000	Gabon Government International Bond 6.38%, 12/12/2024(4)	356,900

		Ghana - 0.4%
	1,255,000	Republic of Ghana 10.75%, 10/14/2030(2)	1,329,045

		Hungary - 1.2%
		Hungary Government Bond
HUF	349,580,000	1.48%, 05/20/2019(1)	1,213,337
	49,290,000	5.50%, 06/24/2025	204,114
$	2,696,000	Hungary Government International Bond 5.38%, 02/21/2023	2,965,923

			4,383,374

		Indonesia - 1.0%
		Indonesia Government International Bond
	775,000	6.63%, 02/17/2037(4)	851,725
	765,000	6.75%, 01/15/2044(4)	865,741
	1,610,000	7.75%, 01/17/2038(4)	1,987,545

			3,705,011

		Ireland - 0.1%
		Ireland Government Bond
EUR	160,000	3.40%, 03/18/2024(4)	210,246
	230,000	4.50%, 10/18/2018	287,087

			497,333

		Italy - 0.8%
		Italy Buoni Poliennali Del Tesoro
	610,000	1.15%, 05/15/2017	681,952
	1,300,000	1.50%, 08/01/2019	1,490,973
	525,000	3.75%, 09/01/2024	687,987

			2,860,912

		Jamaica - 0.3%
$	935,000	Jamaica Government International Bond 6.75%, 04/28/2028	951,363

		Japan - 0.6%
		Japan Government Five Year Bond
JPY	77,000,000	0.30%, 03/20/2017	640,675
	165,000,000	0.30%, 09/20/2018	1,378,510

			2,019,185

		Kazakhstan - 0.7%
$	2,555,000	Kazakhstan Government International Bond 6.50%, 07/21/2045(2)	2,492,914

		Macedonia - 0.5%
EUR	1,650,000	Former Yugoslav Republic of Macedonia 3.98%, 07/24/2021(4)	1,747,289

The accompanying notes are an integral part of these financial statements.

157

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 22.7% - (continued)
		Malaysia - 0.4%
		Malaysia Government Bond
MYR	3,650,000	3.49%, 03/31/2020	$839,092
	1,620,000	4.26%, 09/15/2016	381,601
	325,000	5.73%, 07/30/2019	80,976

			1,301,669

		Mexico - 1.0%
		Mexican Bonos
MXN	3,311,700	6.50%, 06/09/2022	209,747
	1,749,000	8.00%, 06/11/2020	118,223
	13,759,000	10.00%, 12/05/2024	1,066,228
		Mexico Government International Bond
$	520,000	3.50%, 01/21/2021	534,820
	1,310,000	4.60%, 01/23/2046	1,215,025
GBP	170,000	5.63%, 03/19/2114	251,589

			3,395,632

		Netherlands - 0.3%
		Netherlands Government Bond
EUR	700,000	1.25%, 01/15/2019(2)(4)	805,229
	195,000	2.00%, 07/15/2024(2)(4)	241,132

			1,046,361

		Nigeria - 0.1%
NGN	53,840,000	Nigeria Government Bond 12.15%, 07/18/2034	238,270

		Norway - 0.0%
NOK	1,305,000	Norway Government Bond 3.75%, 05/25/2021(2)(4)	175,244

		Panama - 0.4%
$	1,710,000	Panama Government International Bond 4.30%, 04/29/2053	1,521,900

		Peru - 0.3%
PEN	1,395,000	Peru Government Bond 5.20%, 09/12/2023	385,331
$	500,000	Peruvian Government International Bond 4.13%, 08/25/2027	502,500

			887,831

		Poland - 0.5%
		Poland Government Bond
PLN	4,733,000	3.25%, 07/25/2025	1,286,354
	205,000	4.00%, 10/25/2023	58,540
	1,100,000	5.25%, 10/25/2017	304,735

			1,649,629

		Romania - 0.7%
RON	750,000	Romania Government Bond 5.85%, 04/26/2023	219,005
EUR	2,078,000	Romanian Government International Bond 2.88%, 10/28/2024(4)	2,362,766

			2,581,771

		Russia - 1.6%
RUB	22,815,000	Russian Federal Bond - OFZ 7.50%, 02/27/2019	333,061
		Russian Foreign Bond - Eurobond
$	2,000,000	4.88%, 09/16/2023(4)	2,067,400
	3,100,000	5.00%, 04/29/2020(4)	3,258,875

			5,659,336

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 22.7% - (continued)
		Singapore - 0.1%
		Singapore Government Bond
SGD	60,000	3.00%, 09/01/2024	$44,907
	400,000	3.75%, 09/01/2016	291,327

			336,234

		South Africa - 0.3%
		South Africa Government Bond
ZAR	16,545,000	7.75%, 02/28/2023	1,174,015
	790,000	8.00%, 01/31/2030	53,708

			1,227,723

		Spain - 0.7%
		Spain Government Bond
EUR	340,000	0.50%, 10/31/2017	377,003
	125,000	2.75%, 10/31/2024(2)(4)	150,948
	700,000	4.50%, 01/31/2018	844,806
	915,000	5.50%, 04/30/2021(2)(4)	1,258,327

			2,631,084

		Sweden - 0.1%
		Sweden Government Bond
SEK	715,000	1.50%, 11/13/2023	90,483
	2,615,000	3.75%, 08/12/2017	329,065

			419,548

		Switzerland - 0.1%
		Switzerland Government Bond
CHF	50,000	2.00%, 05/25/2022(4)	59,376
	145,000	3.00%, 01/08/2018(4)	159,427

			218,803

		Thailand - 0.2%
THB	20,992,000	Thailand Government Bond 3.85%, 12/12/2025	652,301

		Tunisia - 0.1%
$	560,000	Banque Centrale de Tunisie S.A. 5.75%, 01/30/2025(4)	525,090

		Turkey - 2.4%
		Turkey Government Bond
TRY	5,393,924	2.50%, 05/04/2016(5)	1,851,999
	4,140,000	7.10%, 03/08/2023	1,232,599
	2,185,000	9.00%, 01/27/2016	747,107
		Turkey Government International Bond
$	230,000	3.25%, 03/23/2023	213,813
	1,805,000	5.13%, 03/25/2022	1,887,853
	1,420,000	6.00%, 01/14/2041	1,492,704
	1,100,000	6.75%, 04/03/2018	1,196,250

			8,622,325

		United Kingdom - 0.3%
		United Kingdom Gilt
GBP	220,000	1.00%, 09/07/2017(4)	341,492
	365,000	1.75%, 07/22/2019(4)	576,576

			918,068

		Uruguay - 1.8%
		Uruguay Government International Bond
UYU	67,957,407	3.70%, 06/26/2037(5)	1,730,413
	61,986,884	4.25%, 04/05/2027(5)	1,852,336
$	2,290,000	4.38%, 10/27/2027	2,272,825
UYU	13,327,192	4.38%, 12/15/2028(5)	398,661

			6,254,235

The accompanying notes are an integral part of these financial statements.

158

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 22.7% - (continued)
		Uruguay - 1.8% - (continued)
		Total Foreign Government Obligations (cost $86,447,819)	$80,764,727

MUNICIPAL BONDS - 1.0%
		General - 0.8%
$	910,000	Chicago Transit Auth 6.90%, 12/01/2040	1,023,016
		Puerto Rico Commonwealth Gov’t Employees Retirement System
	1,900,000	6.15%, 07/01/2038	560,500
	1,300,000	6.20%, 07/01/2039	383,500
	2,365,000	6.30%, 07/01/2043	709,500
	485,000	6.55%, 07/01/2058	145,500

			2,822,016

		Higher Education - 0.2%
	835,000	University of California 4.60%, 05/15/2031	886,728

		Total Municipal Bonds (cost $5,283,230)	3,708,744

SENIOR FLOATING RATE INTERESTS - 24.9%(6)
		Advertising - 0.2%
	594,015	Acosta Holdco, Inc. 4.25%, 09/26/2021	578,868

		Aerospace/Defense - 0.7%
	111,781	DigitalGlobe, Inc. 3.75%, 01/31/2020	111,362
	752,813	Fly Funding II S.a.r.l. 3.50%, 08/09/2019	747,874
	1,661,114	Transdigm, Inc. 3.50%, 05/14/2022	1,625,301

			2,484,537

		Agriculture - 0.2%
	782,814	Pinnacle Operating Corp. 4.75%, 11/15/2018	773,028

		Airlines - 0.2%
	598,088	Delta Air Lines, Inc. 3.25%, 10/18/2018	597,938

		Auto Manufacturers - 0.4%
	1,001,381	Chrysler Group LLC 3.50%, 05/24/2017	999,969
	294,263	Jaguar Holding Co. 4.25%, 08/18/2022	289,690

			1,289,659

		Biotechnology - 0.1%
	431,650	Alkermes, Inc. 3.50%, 09/18/2019	430,213

		Chemicals - 0.6%
	64,335	AIlnex (Luxembourg) & Cy SCA 4.50%, 10/03/2019	64,254
	33,380	AIlnex USA, Inc. 4.50%, 10/03/2019	33,339
	648,375	Chemours Co. 3.75%, 05/12/2022	592,615
		Ineos U.S. Finance LLC
	575,240	3.75%, 05/04/2018	567,573
	154,225	4.25%, 03/31/2022	151,911
	737,619	Nexeo Solutions LLC 5.00%, 09/08/2017	691,517

			2,101,209

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 24.9%(6) - (continued)
		Coal - 0.2%
$	270,000	American Energy - Marcellus LLC 5.25%, 08/04/2020	$124,740
	1,184,471	Arch Coal, Inc. 6.25%, 05/16/2018	610,749

			735,489

		Commercial Services - 0.2%
	250,545	Brickman Group Ltd. 4.00%, 12/18/2020	244,344
	240,725	Moneygram International, Inc. 4.25%, 03/27/2020	226,082
	369,727	ON Assignment, Inc. 3.75%, 06/05/2022	369,820

			840,246

		Distribution/Wholesale - 0.3%
	778,000	FPC Holdings, Inc. 5.25%, 11/19/2019	736,509
	306,739	PowerTeam Services LLC 4.25%, 05/06/2020	299,455

			1,035,964

		Diversified Financial Services - 0.5%
	952,654	SAM Finance Lux S.a.r.l. 4.25%, 12/17/2020	954,140
	213,389	TransFirst, Inc. 4.75%, 11/12/2021	213,212
	480,760	Walter Investment Management Corp. 4.75%, 12/19/2020	437,492

			1,604,844

		Electric - 0.7%
	592,670	Calpine Corp. 4.00%, 10/09/2019	593,132
	415,000	Chief Exploration & Development LLC 7.50%, 05/12/2021	328,680
	235,000	Energy Future Intermediate Holding Co. LLC 4.25%, 06/19/2016	234,854
	993,667	Seadrill Partners Finco LLC 4.00%, 02/21/2021	577,261
	499,050	Star West Generation LLC 4.25%, 03/13/2020	487,822
	500,000	Texas Competitive Electric Holdings Co. LLC 4.68%, 10/10/2017	168,840

			2,390,589

		Electronics - 0.4%
	1,130,210	CDW LLC 3.25%, 04/29/2020	1,126,254
	331,941	Ceridian LLC 4.50%, 09/15/2020	305,111

			1,431,365

		Entertainment - 0.3%
	357,300	Scientific Games International, Inc. 6.00%, 10/01/2021	348,593
	742,900	US Finco LLC 4.00%, 05/29/2020	739,185

			1,087,778

		Environmental Control - 0.1%
	407,329	ADS Waste Holdings, Inc. 3.75%, 10/09/2019	401,985

The accompanying notes are an integral part of these financial statements.

159

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 24.9%(6) - (continued)
		Food - 1.0%
$	1,037,347	Albertson’s LLC 5.50%, 08/25/2021	$1,036,756
	235,000	B&G Foods, Inc. 0.00%, 10/07/2022(7)	234,927
	480,000	Hostess Brands LLC 4.50%, 08/03/2022	480,447
	590,000	JBS USA LLC 4.00%, 10/30/2022	590,360
	1,239,246	U.S. Foods, Inc. 4.50%, 03/31/2019	1,238,279

			3,580,769

		Food Service - 0.1%
	370,313	Hearthside Food Solutions 4.50%, 06/02/2021	367,535

		Forest Products & Paper - 0.2%
	787,982	Wilsonart LLC 4.00%, 10/31/2019	781,583

		Healthcare-Products - 0.2%
	270,000	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	266,963
	472,846	Truven Health Analytics, Inc. 4.50%, 06/06/2019	462,798

			729,761

		Healthcare-Services - 1.4%
	519,894	American Renal Holdings, Inc. 8.50%, 03/20/2020	518,594
	178,200	CDRH Parent, Inc. 5.25%, 07/01/2021	146,124
		Community Health Systems, Inc.
	265,337	3.75%, 12/31/2019	264,053
	627,862	4.00%, 01/27/2021	625,772
	485,660	Medpace Holdings, Inc. 4.75%, 04/01/2021	482,018
	259,730	Opal Acquisition, Inc. 5.00%, 11/27/2020	250,855
	849,250	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	835,806
	263,013	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	261,479
	1,157,786	U.S. Renal Care, Inc. 4.25%, 07/03/2019	1,155,852
	616,000	10.25%, 01/03/2020	616,000

			5,156,553

		Insurance - 1.3%
	388,158	Asurion LLC 5.00%, 05/24/2019	369,721
	1,209,391	5.00%, 08/04/2022	1,141,363
	1,185,000	8.50%, 03/03/2021	1,064,035
	332,350	CGSC of Delaware Holdings Corp. 5.00%, 04/16/2020	299,391
	395,888	Evertec Group LLC 3.25%, 04/17/2020	383,144
	656,672	National Financial Partners Corp. 4.50%, 07/01/2020	645,797
	375,000	Sedgwick Claims Management Services, Inc. 6.75%, 02/28/2022	349,455
	408,513	USI, Inc. 4.25%, 12/27/2019	403,022

			4,655,928

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 24.9%(6) - (continued)
		Internet - 0.3%
$	192,563	ARG IH Corp. 4.76%, 11/15/2020	$192,961
	823,118	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	821,702

			1,014,663

		Leisure Time - 0.9%
	708,269	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	709,452
	1,541,221	Delta 2 (LUX) S.a.r.l. 4.75%, 07/30/2021	1,509,749
	810,000	7.75%, 07/31/2022	771,023
	390,673	Town Sports International LLC 4.50%, 11/15/2020	236,357

			3,226,581

		Lodging - 1.0%
	1,325,721	Caesars Entertainment Operating Co. 11.00%, 03/01/2017	1,212,478
	454,250	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	398,228
		Four Seasons Holdings, Inc.
	303,181	3.50%, 06/27/2020	300,243
	275,000	6.25%, 12/27/2020	273,853
	465,878	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	461,219
	894,700	MGM Resorts International 3.50%, 12/20/2019	892,839

			3,538,860

		Machinery-Construction & Mining - 0.4%
	987,500	American Rock Salt Holdings LLC 4.75%, 05/20/2021	965,775
	387,365	Neff Rental LLC 7.25%, 06/09/2021	350,565

			1,316,340

		Machinery-Diversified - 0.6%
	810,563	Brand Energy & Infrastructure Services, Inc. 4.75%, 11/26/2020	748,506
	950,400	Gates Global, Inc. 4.25%, 07/05/2021	890,468
	625,600	MacDermaid, Inc. 4.50%, 06/07/2020	605,662

			2,244,636

		Media - 1.6%
	525,048	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	512,951
	365,594	AVSC Holding Corp. 4.50%, 01/24/2021	357,672
	715,000	Charter Communications Operating LLC 3.50%, 01/24/2023	713,992
	525,150	Getty Images, Inc. 4.75%, 10/18/2019	350,669
	567,152	ION Media Networks, Inc. 4.75%, 12/18/2020	565,025
	495,316	Media General, Inc. 4.00%, 07/31/2020	494,390
	415,000	Neptune Finco Corp. 5.00%, 10/09/2022	416,187
		Numericable U.S. LLC
	545,875	4.50%, 05/21/2020	538,304

The accompanying notes are an integral part of these financial statements.

160

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 24.9%(6) - (continued)
		Media - 1.6% - (continued)
$	1,085,374	Tribune Media Co. 3.75%, 12/27/2020	$1,081,987
	521,824	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	518,656

			5,549,833

		Metal Fabricate/Hardware - 0.2%
	818,300	Rexnord LLC 4.00%, 08/21/2020	807,899

		Mining - 0.3%
	132,975	Ardagh Holdings USA, Inc. 4.00%, 12/17/2019	132,726
	766,835	FMG Resources August 2006 Pty Ltd. 4.25%, 06/30/2019	647,155
	370,135	Minerals Technologies, Inc. 3.75%, 05/09/2021	367,977

			1,147,858

		Miscellaneous Manufacturing - 0.3%
	108,195	Husky Injection Molding Systems Ltd. 4.25%, 06/30/2021	106,004
	120,960	7.25%, 06/30/2022	119,145
	783,444	Sram LLC 4.02%, 04/10/2020	736,438

			961,587

		Oil & Gas - 0.8%
	270,000	Callon Petroleum Co. 8.50%, 10/08/2021	263,925
	271,563	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	175,497
	526,667	EP Energy LLC 3.50%, 05/24/2018	468,296
	495,262	NGPL Pipeco LLC 6.75%, 09/15/2017	443,725
	627,799	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	568,158
	305,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	186,050
	605,000	Templar Energy LLC 8.50%, 11/25/2020	257,627
	525,638	Western Refining, Inc. 4.25%, 11/12/2020	511,183

			2,874,461

		Oil & Gas Services - 0.2%
	898,988	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	755,149
	292,050	Paragon Offshore Finance Co. 3.75%, 07/18/2021	103,497

			858,646

		Packaging & Containers - 1.0%
	860,000	Berry Plastics Holding Corp. 4.00%, 10/01/2022	861,195
	355,500	BWAY Holding Co., Inc. 5.50%, 08/14/2020	356,239
	293,866	Mauser U.S. Corp. 4.50%, 07/31/2021	289,949
	219,450	Owens-Illinois, Inc. 3.50%, 08/06/2022	219,907
	995,195	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	996,857
	747,704	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	732,750

			3,456,897

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 24.9%(6) - (continued)
		Pharmaceuticals - 0.6%
$	770,000	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	$755,924
	853,869	PRA Holdings, Inc. 4.50%, 09/23/2020	852,622
	490,900	Valeant Pharmaceuticals International, Inc. 4.00%, 04/01/2022	455,678

			2,064,224

		Real Estate - 0.4%
	548,625	DTZ U.S. Borrower LLC 4.25%, 11/04/2021	542,799
	265,000	9.25%, 11/04/2022	263,012
		Realogy Corp.
	22,117	2.22%, 10/10/2016	21,896
	723,361	3.75%, 03/05/2020	722,818

			1,550,525

		Retail - 1.9%
	534,325	BJ’s Wholesale Club, Inc. 4.50%, 09/26/2019	528,982
	130,000	Coty, Inc. 0.00%, 10/27/2022(7)	130,487
	260,000	Galleria Co. 0.00%, 09/22/2022(7)	260,244
	519,674	J Crew Group, Inc 4.00%, 03/05/2021	380,921
	908,500	Kate Spade & Co. 4.00%, 04/10/2021	894,118
		Michaels Stores, Inc.
	511,875	3.75%, 01/28/2020	511,476
	202,438	4.00%, 01/28/2020	202,776
	828,479	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	808,720
	769,992	Party City Holdings, Inc. 4.25%, 08/19/2022	769,607
	1,119,375	PetSmart, Inc. 4.25%, 03/11/2022	1,118,771
		Rite Aid Corp.
	745,000	4.88%, 06/21/2021	746,162
	325,000	5.75%, 08/21/2020	325,270

			6,677,534

		Semiconductors - 0.6%
	781,250	Avago Technologies Cayman Ltd. 3.75%, 05/06/2021	781,032
	970,216	Freescale Semiconductor, Inc. 4.25%, 02/28/2020	969,090
	500,875	NXP B.V. 3.25%, 01/11/2020	493,572

			2,243,694

		Software - 2.1%
	598,500	Epicor Software Corp. 4.75%, 06/01/2022	594,460
		First Data Corp.
	1,200,000	3.70%, 03/24/2018	1,190,148
	500,000	3.70%, 09/24/2018	496,250
	760,000	3.95%, 07/08/2022	757,864
	865,318	Infor US, Inc. 3.75%, 06/03/2020	841,253
		Kronos, Inc.
	1,421,254	4.50%, 10/30/2019	1,417,346
	668,215	9.75%, 04/30/2020	675,177

The accompanying notes are an integral part of these financial statements.

161

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 24.9%(6) - (continued)
		Software - 2.1% - (continued)
$	873,021	Magic Newco LLC 5.00%, 12/12/2018	$871,494
		SS&C Technologies, Inc.
	741,829	4.00%, 07/08/2022	743,684

			7,587,676

		Telecommunications - 2.1%
		Altice Financing S.A.
	99,750	5.25%, 02/04/2022	99,027
	1,403,251	5.50%, 07/02/2019	1,402,901
	150,000	CommScope, Inc. 3.75%, 12/29/2022	149,720
	434,412	Crown Castle Operating Co. 3.00%, 01/31/2021	434,229
	940,500	Entravision Communications Corp. 3.50%, 05/31/2020	926,392
		Level 3 Financing, Inc.
	625,000	3.50%, 05/31/2022	623,437
	860,000	4.00%, 08/01/2019	861,969
	254,349	LTS Buyer LLC 4.00%, 04/13/2020	250,216
	150,700	Salem Communications Corp. 4.50%, 03/13/2020	148,440
	883,040	Syniverse Holdings, Inc. 4.00%, 04/23/2019	792,529
	115,000	TransFirst, Inc. 9.00%, 11/12/2022	114,808
		Univision Communications, Inc.
	1,361,428	4.00%, 03/01/2020	1,351,714
	379,225	XO Communications LLC 4.25%, 03/17/2021	376,570

			7,531,952

		Transportation - 0.1%
		Kenan Advantage Group, Inc.
	35,000	1.50%, 01/23/2017(8)	34,858
	315,480	4.00%, 07/31/2022	314,199

			349,057

		Trucking & Leasing - 0.2%
	615,999	Consolidated Container Co. 5.00%, 07/03/2019	585,199

		Total Senior Floating Rate Interests (cost $92,805,890)	88,643,963

U.S. GOVERNMENT AGENCIES - 10.4%
		FHLMC - 2.2%
	5,479,215	0.33%, 10/25/2020(1)(9)	58,243
	2,200,000	3.50%, 11/01/2045(10)	2,284,047
	1,500,000	4.00%, 11/01/2045(10)	1,593,457
	600,000	4.00%, 12/01/2045(10)	636,211
	1,500,000	4.50%, 11/01/2045(10)	1,622,109
	1,400,000	5.00%, 11/01/2045(10)	1,533,602
	100,000	5.50%, 11/01/2045(10)	110,879

			7,838,548

		FNMA - 7.6%
	2,030,000	2.50%, 11/01/2030(10)	2,066,477
	1,000,000	3.00%, 11/01/2030(10)	1,040,187
	3,969,000	3.00%, 11/01/2045(10)	4,010,674
	1,400,000	3.50%, 11/01/2030(10)	1,478,094
	10,097,000	3.50%, 11/01/2045(10)	10,507,822
	1,000,000	4.00%, 11/17/2030	1,044,707

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 10.4% - (continued)
		FNMA - 7.6% - (continued)
$	6,100,000	4.50%, 11/01/2045(10)	$6,609,064
	300,000	5.00%, 11/01/2045(10)	330,656
	391,329	5.50%, 06/25/2042(9)	64,340

			27,152,021

		GNMA - 0.6%
	199,669	3.00%, 03/15/2045	203,794
	99,834	3.00%, 07/15/2045	101,896
	199,680	3.00%, 08/15/2045	203,805
	1,000,000	3.00%, 11/01/2045(10)	1,021,406
	400,000	5.00%, 11/01/2045(10)	439,062
	100,000	6.00%, 11/01/2045(10)	112,656

			2,082,619

		Total U.S. Government Agencies (cost $37,124,956)	37,073,188

U.S. GOVERNMENT SECURITIES - 1.2%
		U.S. Treasury Securities - 1.2%
		U.S. Treasury Bonds - 0.5%
	1,335,000	3.75%, 11/15/2043(11)(12)	1,560,038
	45,000	4.50%, 02/15/2036	58,495
	50,000	5.38%, 02/15/2031	68,684

			1,687,217

		U.S. Treasury Notes - 0.7%
	900,000	0.88%, 01/31/2018(11)	900,492
	80,000	1.88%, 09/30/2017	81,721
	495,000	2.00%, 02/15/2025	489,270
	910,000	2.13%, 08/15/2021(11)(12)	929,906

			2,401,389

		Total U.S. Government Securities (cost $3,879,836)	4,088,606

COMMON STOCKS - 0.1%
		Energy - 0.1%
	83,644,001	KCA Deutag*(13)(14)	388,108

		Total Common Stocks (cost $1,133,543)	388,108

PREFERRED STOCKS - 0.2%
		Diversified Financials - 0.2%
	20,000	GMAC Capital Trust I Series 2	516,600

		Total Preferred Stocks (cost $513,939)	516,600

		Total Long-Term Investments (cost $388,303,840)	371,027,888

SHORT-TERM INVESTMENTS - 4.9%
		Other Investment Pools & Funds - 4.9%
	17,542,084	Fidelity Money Market Class 1	17,542,084

		Total Short-Term Investments (cost $17,542,084)	17,542,084

Total Investments Excluding Purchased Options (cost $405,845,924)	109.2%	$388,569,972

Total Purchased Options (cost $125,067)	0.0%	$5,272

Total Investments (cost $405,970,991) ^	109.2%	$388,575,244
Other Assets and Liabilities	(9.2)%	(32,888,263)

Total Net Assets	100.0%	$355,686,981

The accompanying notes are an integral part of these financial statements.

162

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $406,610,885 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,684,370
Unrealized Depreciation	(22,720,011)

Net Unrealized Depreciation	$(18,035,641)

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $43,324,405, which represents 12.2% of total net assets.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $56,246,829, which represents 15.8% of total net assets.

(5)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2015.

(7)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(8)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2015, the aggregate value of the unfunded commitment was $34,858, which rounds to zero percent of total net assets.

(9)	Securities disclosed are interest-only strips.

(10)	Represents or includes a TBA transaction.

(11)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(12)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(13)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost
03/2011	83,644,001	KCA Deutag	$1,133,543

At October 31, 2015, the aggregate value of these securities were $388,108, which represents 0.1% of total net assets.

The accompanying notes are an integral part of these financial statements.

163

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

(14)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2015, the aggregate fair value of this security was $388,108, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(15)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

OTC Option Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
EUR Call/USD Put	BOA	1.27 EUR per USD	01/07/16	EUR	8,000,000	$343	$119,309	$(118,966)
HKD Call/USD Put	GSC	7.75 HKD per USD	03/01/16	HKD	8,710,000	3,894	3,808	86

Total Calls					16,710,000	$4,237	$123,117	$(118,880)

Total purchased option contracts					16,710,000	$4,237	$123,117	$(118,880)

OTC Swaption Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
Interest Rate Swaption EUR	JPM	1.65%	12/29/15	EUR	25,000	$378	$725	$(347)
Interest Rate Swaption USD	JPM	2.70%	12/29/15	USD	50,000	657	1,225	(568)

Total Puts					75,000	$1,035	$1,950	$(915)

Total purchased swaption contracts					75,000	$1,035	$1,950	$(915)

OTC Swaption Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption ITRAXX.XOV.24	MSC	350.00 EUR	11/18/15	EUR	(15,610,000)	$(424,974)	$(229,269)	$(195,705)

Written swaption contracts:
Puts
Credit Default Swaption ITRAXX.XOV.24	MSC	350.00 EUR	11/18/15	EUR	(15,610,000)	$(20,779)	$(181,282)	$160,503

Total written swaption contracts					(31,220,000)	$(445,753)	$(410,551)	$(35,202)

The accompanying notes are an integral part of these financial statements.

164

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

Futures Contracts Outstanding at October 31, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Long position contracts:
90-Day Eurodollar Future	107	03/14/2016	$26,618,818	$26,605,550	$(13,268)
Australian 10-Year Bond Future	3	12/15/2015	275,443	276,743	1,300
Australian 3-Year Bond Future	9	12/15/2015	720,159	720,769	610
Euro-BTP Future	6	12/08/2015	876,536	916,712	40,176
Euro-OAT Future	8	12/08/2015	1,304,161	1,348,171	44,010
Euro-Schatz Future	6	12/08/2015	734,045	735,534	1,489
Japan 10-Year Bond Future	4	12/14/2015	4,900,167	4,924,505	24,338
Japan 10-Year Mini JGB Bond Future	5	12/11/2015	613,208	615,480	2,272
Long Gilt Future	9	12/29/2015	1,645,829	1,633,710	(12,119)
U.S. Treasury 10-Year Note Future	630	12/21/2015	80,438,671	80,443,125	4,454
U.S. Treasury 2-Year Note Future	76	12/31/2015	16,651,326	16,617,875	(33,451)
U.S. Treasury Long Bond Future	71	12/21/2015	11,038,496	11,107,063	68,567

Total					$128,378

Short position contracts:
90-Day Eurodollar Future	107	03/13/2017	$26,474,249	$26,442,375	$31,874
Euro BUXL 30-Year Bond Future	8	12/08/2015	1,329,350	1,387,495	(58,145)
Euro-BOBL Future	10	12/08/2015	1,420,009	1,423,167	(3,158)
Euro-Bund Future	9	12/08/2015	1,518,374	1,555,884	(37,510)
U.S. Treasury 5-Year Note Future	39	12/31/2015	4,668,814	4,671,165	(2,351)
U.S. Treasury CME Ultra Long Term Bond Future	35	12/21/2015	5,543,464	5,591,250	(47,786)

Total					$(117,076)

Total futures contracts					$11,302

TBA Sale Commitments Outstanding at October 31, 2015
Description	Principal Amount	Maturity Date	Market Value †	Unrealized Appreciation/ (Depreciation)
FNMA, 5.50%	$400,000	11/01/2045	$(446,912)	$(287)
GNMA, 4.50%	1,400,000	11/01/2045	(1,513,969)	1,969
GNMA, 4.50%	700,000	11/01/2045	(753,375)	(766)

Total (proceeds $2,715,172)			$(2,714,256)	$916

At October 31, 2015, the aggregate market value of these securities represents (0.8)% of total net assets.

The accompanying notes are an integral part of these financial statements.

165

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	BCLY	USD	63,887	(0.32)%	07/25/45	$16,038	$—	$12,548	$(3,490)
ABX.HE.AA.06-1	JPM	USD	86,704	(0.32)%	07/25/45	22,922	—	17,031	(5,891)
ABX.HE.AA.06-1	BCLY	USD	69,363	(0.32)%	07/25/45	39,190	—	13,624	(25,566)
ABX.HE.AA.06-1	BCLY	USD	77,577	(0.32)%	07/25/45	43,832	—	15,238	(28,594)
ABX.HE.AA.06-1	JPM	USD	616,052	(0.32)%	07/25/45	161,714	—	121,006	(40,708)
ABX.HE.AAA.06-1	JPM	USD	116,625	(0.18)%	07/25/45	2,187	—	2,311	124
ABX.HE.AAA.06-1	MSC	USD	37,365	(0.18)%	07/25/45	757	—	740	(17)
ABX.HE.AAA.06-1	JPM	USD	9,058	(0.18)%	07/25/45	223	—	180	(43)
ABX.HE.AAA.06-1	JPM	USD	45,291	(0.18)%	07/25/45	1,084	—	897	(187)
ABX.HE.AAA.06-1	JPM	USD	15,852	(0.18)%	07/25/45	594	—	314	(280)
ABX.HE.AAA.06-1	JPM	USD	47,556	(0.18)%	07/25/45	1,272	—	942	(330)
ABX.HE.AAA.06-1	GSC	USD	35,101	(0.18)%	07/25/45	3,247	—	696	(2,551)
ABX.HE.AAA.06-1	BCLY	USD	35,101	(0.18)%	07/25/45	4,044	—	696	(3,348)
ABX.HE.AAA.06-1	MSC	USD	57,747	(0.18)%	07/25/45	6,424	—	1,144	(5,280)
ABX.HE.AAA.06-1	GSC	USD	122,287	(0.18)%	07/25/45	11,006	—	2,423	(8,583)
ABX.HE.AAA.06-2	BOA	USD	720,697	(0.11)%	05/25/46	146,416	—	136,851	(9,565)
ABX.HE.AAA.07-1	MSC	USD	605,693	(0.09)%	08/25/37	142,797	—	139,255	(3,542)
ABX.HE.AAA.07-1	MSC	USD	731,551	(0.09)%	08/25/37	172,510	—	168,189	(4,321)
ABX.HE.AAA.07-1	GSC	USD	436,571	(0.09)%	08/25/37	105,979	—	100,370	(5,609)
ABX.HE.AAA.07-1	JPM	USD	275,315	(0.09)%	08/25/37	69,324	—	63,297	(6,027)
ABX.HE.AAA.07-1	CSI	USD	1,246,783	(0.09)%	08/25/37	348,006	—	286,638	(61,368)
ABX.HE.PENAAA.06-2	BOA	USD	5,984	(0.11)%	05/25/46	1,361	—	717	(644)
ABX.HE.PENAAA.06-2	JPM	USD	277,659	(0.11)%	05/25/46	37,088	—	33,287	(3,801)
ABX.HE.PENAAA.06-2	JPM	USD	353,058	(0.11)%	05/25/46	68,337	—	42,327	(26,010)
ABX.HE.PENAAA.06-2	CSI	USD	990,956	(0.11)%	05/25/46	298,525	—	118,800	(179,725)
CMBX.NA.A.7	JPM	USD	755,000	(2.00)%	01/17/47	—	(15,394)	21,238	36,632
CMBX.NA.A.7	JPM	USD	65,000	(2.00)%	01/17/47	—	(124)	1,822	1,946
CMBX.NA.AA.2	CSI	USD	984,097	(0.15)%	03/15/49	297,608	—	327,798	30,190
CMBX.NA.AA.2	CSI	USD	654,560	(0.15)%	03/15/49	204,433	—	218,031	13,598
CMBX.NA.AA.2	BOA	USD	681,645	(0.15)%	03/15/49	258,361	—	227,053	(31,308)
CMBX.NA.AA.2	BOA	USD	821,585	(0.15)%	03/15/49	311,402	—	273,667	(37,735)
CMBX.NA.AA.2	JPM	USD	1,327,176	(0.15)%	03/15/49	498,873	—	442,077	(56,796)
CMBX.NA.AA.7	CSI	USD	820,000	(1.50)%	01/17/47	—	(7,369)	14,629	21,998
CMBX.NA.AA.7	CSI	USD	1,025,000	(1.50)%	01/17/47	—	(244)	18,287	18,531
CMBX.NA.AA.7	CSI	USD	810,000	(1.50)%	01/17/47	3,150	—	14,451	11,301
CMBX.NA.AA.7	CSI	USD	625,000	(1.50)%	01/17/47	2,870	—	11,150	8,280
CMBX.NA.AA.7	CSI	USD	620,000	(1.50)%	01/17/47	3,315	—	11,062	7,747
CMBX.NA.AA.7	MSC	USD	290,000	(1.50)%	01/17/47	—	(2,473)	5,146	7,619
CMBX.NA.AA.8	BCLY	USD	355,000	(1.50)%	10/17/57	15,847	—	13,184	(2,663)
CMBX.NA.AJ.1	JPM	USD	70,575	(0.84)%	10/12/52	1,348	—	485	(863)
CMBX.NA.AJ.1	MSC	USD	203,882	(0.84)%	10/12/52	14,272	—	1,408	(12,864)
CMBX.NA.AJ.1	JPM	USD	384,239	(0.84)%	10/12/52	27,149	—	2,653	(24,496)
CMBX.NA.AJ.2	CSI	USD	876,354	(1.09)%	03/15/49	70,318	—	83,236	12,918
CMBX.NA.AJ.2	DEUT	USD	1,059,546	(1.09)%	03/15/49	93,340	—	100,635	7,295
CMBX.NA.AJ.2	JPM	USD	123,779	(1.09)%	03/15/49	10,248	—	11,749	1,501
CMBX.NA.AJ.3	GSC	USD	483,089	(1.47)%	12/13/49	89,985	—	103,335	13,350
CMBX.NA.AJ.3	MLI	USD	458,441	(1.47)%	12/13/49	88,876	—	98,044	9,168
CMBX.NA.AJ.3	GSC	USD	384,499	(1.47)%	12/13/49	73,431	—	82,227	8,796
CMBX.NA.AJ.4	JPM	USD	1,418,337	(0.96)%	02/17/51	275,420	—	298,744	23,324
CMBX.NA.AJ.4	CSI	USD	741,291	(0.96)%	02/17/51	135,250	—	156,138	20,888
CMBX.NA.AJ.4	DEUT	USD	884,608	(0.96)%	02/17/51	167,843	—	186,324	18,481
CMBX.NA.AJ.4	CSI	USD	701,756	(0.96)%	02/17/51	129,717	—	147,811	18,094
CMBX.NA.AJ.4	GSC	USD	331,110	(0.96)%	02/17/51	55,288	—	69,724	14,436
CMBX.NA.AJ.4	MSC	USD	958,737	(0.96)%	02/17/51	374,832	—	201,939	(172,893)
CMBX.NA.AM.2	JPM	USD	540,000	(0.50)%	03/15/49	3,891	—	1,338	(2,553)
CMBX.NA.AM.2	CSI	USD	1,545,000	(0.50)%	03/15/49	94,631	—	3,867	(90,764)

The accompanying notes are an integral part of these financial statements.

166

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.AM.2	MSC	USD	2,945,000	(0.50)%	03/15/49	$145,354	$—	$7,370	$(137,984)
CMBX.NA.AM.4	CSI	USD	80,000	(0.50)%	02/17/51	2,225	—	1,632	(593)
CMBX.NA.AM.4	MSC	USD	445,000	(0.50)%	02/17/51	44,837	—	9,089	(35,748)
CMBX.NA.AM.4	MSC	USD	230,000	(0.50)%	02/17/51	51,546	—	4,698	(46,848)
CMBX.NA.AS.6	CSI	USD	200,000	(1.00)%	05/11/63	1,627	—	2,141	514
CMBX.NA.AS.6	CSI	USD	1,700,000	(1.00)%	05/11/63	22,182	—	18,284	(3,898)
CMBX.NA.AS.7	CSI	USD	95,000	(1.00)%	01/17/47	1,501	—	1,778	277
CMBX.NA.AS.7	GSC	USD	725,000	(1.00)%	01/17/47	16,577	—	13,610	(2,967)
CMBX.NA.AS.7	CSI	USD	1,080,000	(1.00)%	01/17/47	24,798	—	20,274	(4,524)

Total						$5,317,222	$(25,604)	$4,507,649	$(783,969)

Sell protection:
CDX.EM.24	BCLY	USD	392,980	1.00%	12/20/20	$—	$(43,718)	$(39,696)	$4,022
CMBX.NA.A.2	MLI	USD	267,773	0.25%	03/15/49	—	(168,364)	(167,349)	1,015
CMBX.NA.A.2	GSC	USD	307,152	0.25%	03/15/49	—	(192,851)	(191,957)	894
CMBX.NA.A.2	GSC	USD	157,514	0.25%	03/15/49	—	(98,259)	(98,438)	(179)
CMBX.NA.A.2	MSC	USD	318,965	0.25%	03/15/49	—	(199,101)	(199,343)	(242)
CMBX.NA.A.2	BOA	USD	216,581	0.25%	03/15/49	—	(135,062)	(135,352)	(290)
CMBX.NA.A.2	GSC	USD	110,260	0.25%	03/15/49	—	(68,608)	(68,906)	(298)
CMBX.NA.A.2	BOA	USD	417,411	0.25%	03/15/49	—	(234,560)	(260,862)	(26,302)
CMBX.NA.AAA.6	JPM	USD	4,995,000	0.50%	05/11/63	—	(164,554)	(101,852)	62,702
CMBX.NA.AAA.6	DEUT	USD	4,265,000	0.50%	05/11/63	—	(103,958)	(86,967)	16,991
CMBX.NA.AAA.6	CSI	USD	765,000	0.50%	05/11/63	—	(17,147)	(15,561)	1,586
CMBX.NA.AAA.6	CSI	USD	4,060,000	0.50%	05/11/63	—	(80,600)	(82,787)	(2,187)
CMBX.NA.AAA.8	GSC	USD	890,000	0.50%	10/17/57	—	(43,634)	(40,609)	3,025
CMBX.NA.AAA.8	BCLY	USD	1,040,000	0.50%	10/17/57	—	(49,925)	(47,482)	2,443
CMBX.NA.AAA.8	GSC	USD	445,000	0.50%	10/17/57	—	(21,817)	(20,304)	1,513
CMBX.NA.AAA.8	GSC	USD	445,000	0.50%	10/17/57	—	(21,782)	(20,304)	1,478
CMBX.NA.AAA.8	MSC	USD	520,000	0.50%	10/17/57	—	(24,860)	(23,741)	1,119
CMBX.NA.AAA.8	GSC	USD	435,000	0.50%	10/17/57	—	(20,796)	(19,860)	936
CMBX.NA.AAA.8	GSC	USD	85,000	0.50%	10/17/57	—	(4,080)	(3,880)	200
CMBX.NA.AAA.8	CSI	USD	490,000	0.50%	10/17/57	—	(22,506)	(22,356)	150
CMBX.NA.AAA.8	MLI	USD	1,010,000	0.50%	10/17/57	—	(46,191)	(46,084)	107
CMBX.NA.AAA.8	BCLY	USD	470,000	0.50%	10/17/57	—	(21,403)	(21,441)	(38)
CMBX.NA.AAA.8	DEUT	USD	12,067,000	0.50%	10/17/57	—	(441,277)	(550,429)	(109,152)
CMBX.NA.AAA.8	BOA	USD	25,924,000	0.50%	10/17/57	—	(925,166)	(1,182,507)	(257,341)
CMBX.NA.BB.6	MSC	USD	3,355,000	5.00%	05/11/63	—	(214,867)	(53,687)	161,180
CMBX.NA.BB.6	CSI	USD	1,098,000	5.00%	05/11/63	7,419	—	(17,452)	(24,871)
CMBX.NA.BB.8	CSI	USD	755,000	5.00%	10/17/57	—	(92,210)	(91,053)	1,157
CMBX.NA.BB.8	CSI	USD	475,000	5.00%	10/17/57	—	(57,448)	(57,284)	164
CMBX.NA.BB.8	BCLY	USD	380,000	5.00%	10/17/57	—	(45,967)	(45,827)	140
CMBX.NA.BB.8	CSI	USD	380,000	5.00%	10/17/57	—	(45,289)	(45,828)	(539)
CMBX.NA.BB.8	GSC	USD	310,000	5.00%	10/17/57	—	(32,352)	(37,386)	(5,034)
CMBX.NA.BB.8	CSI	USD	180,000	5.00%	10/17/57	—	(13,405)	(21,675)	(8,270)
CMBX.NA.BB.8	JPM	USD	205,000	5.00%	10/17/57	—	(15,266)	(24,694)	(9,428)
CMBX.NA.BB.8	MLI	USD	370,000	5.00%	10/17/57	—	(34,633)	(44,570)	(9,937)
CMBX.NA.BB.8	CSI	USD	225,000	5.00%	10/17/57	—	(14,071)	(27,103)	(13,032)
CMBX.NA.BB.8	CSI	USD	380,000	5.00%	10/17/57	—	(32,284)	(45,775)	(13,491)
CMBX.NA.BB.8	GSC	USD	225,000	5.00%	10/17/57	—	(11,749)	(27,135)	(15,386)
CMBX.NA.BB.8	BOA	USD	535,000	5.00%	10/17/57	—	(38,207)	(64,447)	(26,240)
CMBX.NA.BB.8	GSC	USD	450,000	5.00%	10/17/57	—	(23,831)	(54,270)	(30,439)
CMBX.NA.BB.8	BCLY	USD	550,000	5.00%	10/17/57	—	(33,900)	(66,406)	(32,506)
PrimeX.ARM.2	MSC	USD	106,340	4.58%	12/25/37	—	(7,804)	4,480	12,284
PrimeX.ARM.2	MSC	USD	973,846	4.58%	12/25/37	32,533	—	41,156	8,623
PrimeX.ARM.2	JPM	USD	295,064	4.58%	12/25/37	8,827	—	12,432	3,605

Total						$48,779	$(3,863,502)	$(4,114,591)	$(299,868)

Total traded indices						$5,366,001	$(3,889,106)	$393,058	$(1,083,837)

The accompanying notes are an integral part of these financial statements.

167

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Sell protection:
Bank of America Corp.	GSC	USD	7,600,000	1.00%/0.35%	09/20/17	$—	$(528,523)	$102,030	$630,553
Brazil (Federated Republic of)	JPM	USD	2,000,000	1.00%/4.27%	09/20/20	—	(212,738)	(278,284)	(65,546)
Citigroup, Inc.	GSC	USD	7,225,000	1.00%/0.4%	09/20/17	—	(470,447)	91,365	561,812
Goldman Sachs Group, Inc.	UBS	USD	3,625,000	1.00%/0.41%	09/20/17	—	(267,776)	44,888	312,664
Morgan Stanley	BCLY	USD	3,625,000	1.00%/0.42%	09/20/17	—	(405,954)	44,099	450,053
Philippines Government International Bond	BOA	USD	1,505,000	1.00%/0.95%	06/20/20	7,252	—	4,774	(2,478)
Philippines Government International Bond	MSC	USD	3,100,000	1.00%/1.01%	09/20/20	20,009	—	2,516	(17,493)
Russian Foreign Bond - Eurobond	BOA	USD	1,956,000	1.00%/2.77%	12/20/20	—	(232,728)	(160,025)	72,703

Total						$27,261	$(2,118,166)	$(148,637)	$1,942,268

Total single - name issues						$27,261	$(2,118,166)	$(148,637)	$1,942,268

Total OTC contracts						$5,393,262	$(6,007,272)	$244,421	$858,431

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2015
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	840,000	(5.00)%	12/20/20	$(23,166)	$(31,520)	$(8,354)
CDX.NA.IGS.24	USD	2,355,000	(1.00)%	12/20/20	(17,090)	(27,270)	(10,180)
ITRAXX.EUR.23	EUR	3,058,000	(1.00)%	06/20/20	(40,829)	(57,113)	(16,284)
ITRAXX.XOV.23	EUR	1,831,000	(5.00)%	06/20/20	(226,582)	(168,226)	58,356

Total					$(307,667)	$(284,129)	$23,538

Credit default swaps on indices:
Sell protection:
CDX.NA.HY.24	USD	9,358,470	5.00%	06/20/20	$389,700	$591,561	$201,861
CDX.NA.HY.25	USD	55,616,000	5.00%	12/20/20	904,867	2,084,083	1,179,216
ITRAXX.XOV.24	EUR	470,000	5.00%	12/20/20	39,371	50,893	11,522

Total					$1,333,938	$2,726,537	$1,392,599

Total					$1,026,271	$2,442,408	$1,416,137

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

168

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

Cross Currency Swap Contracts Outstanding at October 31, 2015
Receive	Pay	Maturity Date (1)	Counter- party	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Premiums Paid/ (Received)	Market Value †	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 2.65% based on the notional amount of currency received	12/16/16	BOA	USD	3,532,182	CNY	22,500,000	$(13,358)	$(29,353)	$(15,995)
Fixed Rate equal to 2.65% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	12/16/16	BOA	CNY	22,500,000	USD	3,532,182	13,358	50,012	36,654

Total								$—	$20,659	$20,659

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
BCLY	2.15% Fixed	CPURNSA	USD	1,100,000	09/22/25	$—	$—	$(2,536)	$(2,536)
BCLY	2.15% Fixed	CPURNSA	USD	675,000	09/22/25	—	—	(26,284)	(26,284)
BOA	1.81% Fixed	CPURNSA	USD	7,930,000	09/04/25	—	—	(42,787)	(42,787)
BOA	1.82% Fixed	CPURNSA	USD	6,185,000	09/22/25	—	—	(35,023)	(35,023)
DEUT	1.98% Fixed	CPURNSA	USD	1,840,000	04/02/25	—	—	(34,937)	(34,937)
DEUT	2.16% Fixed	CPURNSA	USD	1,105,000	09/22/25	—	—	(3,048)	(3,048)
JPM	3M KRW	1.73% Fixed	KRW	274,685,000	09/21/18	—	—	438	438

Total						$—	$—	$(144,177)	$(144,177)

OTC Total Return Swap Contracts Outstanding at October 31, 2015
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Market Value †	Unrealized Appreciation/ (Depreciation)
JPM Corp EMBI	JPM	USD	10,955,000	3M LIBOR - 1.00%	12/21/15	$—	$0

The accompanying notes are an integral part of these financial statements.

169

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/30/15	JPM	$26,223	$26,344	$121
AUD	Buy	11/30/15	WEST	812,391	800,989	(11,402)
AUD	Sell	11/30/15	WEST	97,487	96,119	1,368
AUD	Sell	11/30/15	HSBC	4,963	4,984	(21)
AUD	Sell	11/30/15	HSBC	8,508	8,544	(36)
BRL	Buy	12/02/15	SSG	472,516	508,848	36,332
BRL	Buy	12/02/15	SCB	609,623	615,798	6,175
BRL	Buy	12/02/15	JPM	787,833	793,793	5,960
BRL	Buy	12/02/15	GSC	593,702	599,640	5,938
BRL	Buy	12/02/15	UBS	613,381	607,591	(5,790)
BRL	Sell	12/02/15	HSBC	540,204	556,552	(16,348)
BRL	Sell	12/02/15	MSC	875,863	904,077	(28,214)
BRL	Sell	12/02/15	MSC	955,316	989,740	(34,424)
BRL	Sell	12/02/15	MSC	515,825	555,527	(39,702)
BRL	Sell	12/02/15	MSC	1,661,674	1,849,191	(187,517)
CAD	Buy	11/30/15	BMO	535,398	538,288	2,890
CAD	Buy	11/30/15	BOA	34,032	34,408	376
CAD	Buy	11/30/15	BNP	17,370	17,586	216
CAD	Buy	11/30/15	BNP	16,615	16,822	207
CAD	Buy	11/30/15	DEUT	11,407	11,469	62
CAD	Sell	11/30/15	JPM	26,565	26,762	(197)
CHF	Sell	11/30/15	UBS	56,757	55,694	1,063
CHF	Sell	11/30/15	BNP	18,305	18,227	78
CHF	Sell	11/30/15	BNP	17,280	17,214	66
CHF	Sell	11/30/15	DEUT	10,160	10,126	34
CNH	Sell	10/21/16	JPM	27,661	27,964	(303)
CNY	Buy	07/28/16	JPM	849,418	831,997	(17,421)
CNY	Sell	07/28/16	GSC	66,160	67,966	(1,806)
CNY	Sell	07/28/16	DEUT	742,033	764,030	(21,997)
COP	Buy	12/16/15	SSG	245,597	251,916	6,319
COP	Buy	12/16/15	JPM	87,227	87,606	379
COP	Sell	12/16/15	GSC	416,187	442,183	(25,996)
COP	Sell	12/16/15	BNP	387,720	417,394	(29,674)
COP	Sell	12/16/15	SSG	970,059	1,047,467	(77,408)
COP	Sell	12/16/15	MSC	1,872,606	1,979,286	(106,680)
CRC	Sell	12/16/15	CBK	379,546	383,837	(4,291)
CZK	Sell	12/16/15	BNP	730,763	713,159	17,604
DKK	Sell	11/30/15	CBA	37,049	36,887	162
EUR	Buy	11/30/15	DEUT	11,071	11,001	(70)
EUR	Buy	11/30/15	CBK	33,148	33,002	(146)
EUR	Buy	11/30/15	GSC	27,672	27,501	(171)
EUR	Buy	11/30/15	GSC	6,978,564	6,945,780	(32,784)
EUR	Buy	12/16/15	NAB	85,373	83,638	(1,735)
EUR	Buy	12/16/15	JPM	84,279	82,538	(1,741)
EUR	Buy	12/16/15	HSBC	84,281	82,539	(1,742)
EUR	Buy	12/16/15	UBS	355,652	343,359	(12,293)
EUR	Buy	12/16/15	HSBC	1,997,460	1,950,100	(47,360)
EUR	Buy	03/15/17	BOA	177,515	173,175	(4,340)
EUR	Buy	03/15/17	BOA	240,640	234,624	(6,016)
EUR	Buy	03/15/17	UBS	280,922	273,728	(7,194)
EUR	Sell	11/30/15	GSC	9,643,328	9,598,026	45,302
EUR	Sell	11/30/15	BOA	225,761	225,513	248
EUR	Sell	11/30/15	JPM	16,556	16,501	55
EUR	Sell	11/30/15	GSC	35,230	35,202	28
EUR	Sell	11/30/15	JPM	36,186	36,302	(116)
EUR	Sell	12/16/15	HSBC	498,941	488,626	10,315
EUR	Sell	12/16/15	JPM	498,934	488,626	10,308
EUR	Sell	12/16/15	NAB	499,882	489,726	10,156
EUR	Sell	03/15/17	JPM	1,609,499	1,586,502	22,997

The accompanying notes are an integral part of these financial statements.

170

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015 - (continued)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
EUR	Sell	03/15/17	BOA	$2,014,909	$2,005,473	$9,436
EUR	Sell	03/15/17	BOA	5,927,233	5,931,507	(4,274)
EUR	Sell	03/15/17	BOA	1,080,446	1,122,841	(42,395)
GBP	Buy	11/30/15	CBK	1,738,316	1,744,773	6,457
GBP	Buy	11/30/15	BOA	53,924	53,946	22
GBP	Buy	11/30/15	HSBC	53,935	53,946	11
GBP	Buy	11/30/15	JPM	30,941	30,826	(115)
GBP	Buy	12/16/15	GSC	139,213	138,716	(497)
GBP	Buy	12/16/15	UBS	270,420	269,725	(695)
GBP	Sell	11/30/15	GSC	9,178	9,248	(70)
GBP	Sell	11/30/15	GSC	26,005	26,202	(197)
GBP	Sell	11/30/15	CBK	4,106,235	4,121,488	(15,253)
GBP	Sell	12/16/15	JPM	984,276	987,965	(3,689)
HKD	Buy	12/16/15	JPM	965,762	965,756	(6)
HKD	Sell	12/16/15	DEUT	1,447,931	1,448,505	(574)
HKD	Sell	03/03/16	GSC	561,631	562,055	(424)
HUF	Buy	12/16/15	HSBC	211,054	206,885	(4,169)
HUF	Buy	12/16/15	UBS	318,135	305,023	(13,112)
HUF	Buy	12/16/15	GSC	318,160	305,023	(13,137)
HUF	Sell	12/16/15	BOA	1,234,439	1,220,358	14,081
HUF	Sell	12/16/15	GSC	415,204	414,124	1,080
IDR	Buy	05/18/16	GSC	512,686	545,743	33,057
IDR	Sell	05/18/16	BCLY	277,035	275,524	1,511
IDR	Sell	05/18/16	JPM	270,950	270,219	731
INR	Buy	12/16/15	DEUT	1,055,568	1,082,379	26,811
INR	Sell	12/16/15	JPM	1,063,199	1,082,379	(19,180)
JPY	Buy	11/30/15	SSG	2,144,529	2,153,545	9,016
JPY	Buy	11/30/15	BNP	2,144,538	2,153,537	8,999
JPY	Buy	11/30/15	CBK	2,144,697	2,153,545	8,848
JPY	Buy	11/30/15	HSBC	2,145,439	2,153,545	8,106
JPY	Buy	11/30/15	SCB	34,934	34,815	(119)
JPY	Sell	11/30/15	GSC	32,415	32,328	87
JPY	Sell	11/30/15	CBK	95,324	95,326	(2)
JPY	Sell	11/30/15	GSC	35,615	35,643	(28)
KES	Buy	12/16/15	CBK	820,247	870,553	50,306
KES	Sell	12/16/15	BCLY	163,900	174,111	(10,211)
KES	Sell	12/16/15	SCB	162,849	174,101	(11,252)
KES	Sell	12/16/15	SCB	245,071	261,171	(16,100)
KES	Sell	12/16/15	SCB	244,705	261,171	(16,466)
KRW	Sell	11/30/15	HSBC	83,422	82,512	910
MXN	Buy	11/30/15	RBC	97,343	97,552	209
MXN	Buy	12/16/15	SCB	530,629	543,027	12,398
MXN	Buy	12/16/15	RBC	524,460	535,907	11,447
MXN	Buy	12/16/15	RBC	2,032,102	2,043,351	11,249
MXN	Buy	12/16/15	RBC	1,381,882	1,385,203	3,321
MXN	Sell	12/16/15	UBS	1,377,797	1,375,066	2,731
MXN	Sell	12/16/15	JPM	1,057,840	1,083,642	(25,802)
MXN	Sell	12/16/15	RBC	3,760,765	3,849,339	(88,574)
MYR	Buy	12/16/15	JPM	671,910	693,724	21,814
MYR	Buy	12/16/15	GSC	685,780	693,724	7,944
MYR	Buy	12/16/15	BCLY	686,252	693,724	7,472
MYR	Buy	12/16/15	BCLY	708,531	693,724	(14,807)
MYR	Sell	11/30/15	HSBC	243,342	238,750	4,592
MYR	Sell	12/16/15	DEUT	1,245,340	1,240,119	5,221
MYR	Sell	12/16/15	HSBC	1,795,909	1,802,755	(6,846)
MYR	Sell	12/16/15	HSBC	419,358	429,227	(9,869)
MYR	Sell	12/16/15	DEUT	1,356,932	1,387,448	(30,516)
NGN	Sell	12/16/15	CBK	290,487	323,386	(32,899)
NZD	Buy	11/30/15	JPM	26,802	27,026	224

The accompanying notes are an integral part of these financial statements.

171

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015 - (continued)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
NZD	Buy	11/30/15	HSBC	$8,633	$8,783	$150
NZD	Buy	11/30/15	HSBC	5,312	5,405	93
NZD	Sell	11/30/15	WEST	140,666	140,531	135
NZD	Sell	11/30/15	CBK	18,109	18,242	(133)
PEN	Sell	12/16/15	SSG	388,055	387,085	970
PLN	Sell	11/30/15	BOA	36,603	36,193	410
PLN	Sell	12/16/15	BOA	1,298,881	1,272,765	26,116
RON	Sell	12/16/15	JPM	222,703	219,381	3,322
RSD	Buy	12/16/15	CBK	729,654	708,581	(21,073)
RUB	Buy	12/16/15	MSC	1,059,727	1,079,138	19,411
RUB	Sell	12/16/15	JPM	1,119,398	1,090,679	28,719
RUB	Sell	12/16/15	JPM	68,515	71,884	(3,369)
RUB	Sell	12/16/15	CSFB	68,587	72,023	(3,436)
RUB	Sell	12/16/15	CSFB	205,926	216,052	(10,126)
RUB	Sell	12/16/15	JPM	307,168	319,998	(12,830)
RUB	Sell	12/16/15	CSFB	342,217	359,204	(16,987)
RUB	Sell	12/16/15	BNP	342,348	359,975	(17,627)
SEK	Buy	11/30/15	GSC	8,473	8,433	(40)
SEK	Buy	11/30/15	GSC	25,351	25,299	(52)
SEK	Buy	11/30/15	JPM	16,932	16,866	(66)
SEK	Buy	11/30/15	JPM	62,902	62,661	(241)
SEK	Buy	11/30/15	GSC	28,413	28,109	(304)
SEK	Sell	11/30/15	JPM	171,775	171,118	657
SGD	Sell	11/30/15	CBK	252,618	250,298	2,320
SGD	Sell	11/30/15	SCB	35,863	35,655	208
SGD	Sell	11/30/15	BOA	32,006	32,090	(84)
THB	Sell	12/16/15	CBK	634,047	652,856	(18,809)
TRY	Sell	12/16/15	UBS	340,676	335,591	5,085
TRY	Sell	12/16/15	DEUT	280,209	278,080	2,129
TRY	Sell	12/16/15	NAB	276,532	275,374	1,158
TRY	Sell	12/16/15	BNP	336,352	336,605	(253)
TRY	Sell	12/16/15	MSC	78,717	83,221	(4,504)
TRY	Sell	12/16/15	HSBC	610,204	646,147	(35,943)
TRY	Sell	12/16/15	BOA	706,079	744,254	(38,175)
TRY	Sell	12/16/15	JPM	1,037,274	1,080,859	(43,585)
UYU	Buy	12/16/15	JPM	217,799	218,898	1,099
UYU	Sell	12/02/15	HSBC	638,615	640,858	(2,243)
UYU	Sell	12/02/15	HSBC	600,403	603,140	(2,737)
UYU	Sell	12/02/15	HSBC	637,735	640,857	(3,122)
UYU	Sell	12/16/15	CBK	1,126,667	1,125,152	1,515
UYU	Sell	12/16/15	CBK	1,126,287	1,125,151	1,136
ZAR	Buy	11/30/15	BOA	50,906	49,243	(1,663)
ZAR	Buy	12/17/15	GSC	1,114,306	1,134,188	19,882
ZAR	Buy	12/17/15	JPM	585,715	567,129	(18,586)
ZAR	Buy	12/17/15	JPM	587,624	567,058	(20,566)
ZAR	Sell	12/17/15	BCLY	397,138	396,689	449
ZAR	Sell	12/17/15	CBK	875,349	875,842	(493)
ZAR	Sell	12/17/15	BNP	590,609	594,641	(4,032)
ZAR	Sell	12/17/15	JPM	400,105	404,786	(4,681)
ZAR	Sell	12/17/15	JPM	572,149	577,088	(4,939)
ZAR	Sell	12/17/15	GSC	566,035	577,088	(11,053)

Total						$(840,151)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

172

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
CRC	Costa Rican Colon
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KES	Kenyan Shilling
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	New Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
EMBI	Emerging Markets Bond Index
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

173

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$58,619,904	$—	$58,619,904	$—
Corporate Bonds	97,224,048	—	97,224,048	—
Foreign Government Obligations	80,764,727	—	80,764,727	—
Municipal Bonds	3,708,744	—	3,708,744	—
Senior Floating Rate Interests	88,643,963	—	88,643,963	—
U.S. Government Agencies	37,073,188	—	37,073,188	—
U.S. Government Securities	4,088,606	—	4,088,606	—
Common Stocks
Energy	388,108	—	—	388,108
Preferred Stocks	516,600	516,600	—	—
Short-Term Investments	17,542,084	17,542,084	—	—
Purchased Options	5,272	—	5,272	—
Foreign Currency Contracts(2)	567,814	—	567,814	—
Futures Contracts(2)	219,090	219,090	—	—
Swaps - Credit Default(2)	4,071,082	—	4,071,082	—
Swaps - Cross Currency(2)	36,654	—	36,654	—
Swaps - Interest Rate(2)	438	—	438	—

Total	$393,470,322	$18,277,774	$374,804,440	$388,108

Liabilities
Foreign Currency Contracts(2)	$(1,407,965)	$—	$(1,407,965)	$—
Futures Contracts(2)	(207,788)	(207,788)	—	—
Swaps - Credit Default(2)	(1,796,514)	—	(1,796,514)	—
Swaps - Cross Currency(2)	(15,995)	—	(15,995)	—
Swaps - Interest Rate(2)	(144,615)	—	(144,615)	—
TBA Sale Commitments	(2,714,256)	—	(2,714,256)	—
Written Options	(445,753)	—	(445,753)	—

Total	$(6,732,886)	$(207,788)	$(6,525,098)	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Asset & Commercial Mortgage Backed Securities	Common Stocks	Corporate Bonds	Swaps	Total
Beginning balance	$17,125,036	408,601	930,000	(39,603)	$18,424,034
Purchases	71	—	—	—	71
Sales	(5,204,582)	—	—		(5,204,582)
Accrued discounts/(premiums)	45,565	—	—	—	45,565
Total realized gain/(loss)	730,941	—	—	(544,135)	186,806
Net change in unrealized appreciation/depreciation	(597,172)	(20,493)	—	583,738	(33,927)
Transfers into Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	(12,099,859)	—	(930,000)	—	(13,029,859)

Ending balance	$—	$388,108	$—	$—	$388,108

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $(20,493).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

The accompanying notes are an integral part of these financial statements.

174

The Hartford Total Return Bond Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.5%
		Asset-Backed - Automobile - 1.9%
$	2,030,000	AmeriCredit Automobile Receivables Trust 2.72%, 09/09/2019	$2,052,255
		CPS Automotive Trust
	479,013	1.54%, 07/16/2018 (1)	477,988
	401,012	1.82%, 12/16/2019 (1)	400,346
	64,983	5.01%, 06/17/2019 (1)	65,642
		Credit Acceptance Automotive Loan Trust
	811,960	1.21%, 10/15/2020 (1)	811,623
	1,595,000	1.50%, 04/15/2021 (1)	1,593,505
	2,075,000	1.55%, 10/15/2021 (1)	2,069,299
	4,100,000	1.88%, 03/15/2022 (1)	4,087,235
		First Investors Automotive Owner Trust
	1,175,000	1.49%, 01/15/2020 (1)	1,175,159
	3,440,000	1.67%, 11/16/2020 (1)	3,430,280
	605,000	1.81%, 10/15/2018 (1)	605,922
	930,000	2.39%, 11/16/2020 (1)	931,025
	507,385	Flagship Credit Auto Trust 1.21%, 04/15/2019 (1)	505,586
	650,000	GM Financial Automobile Leasing Trust 1.96%, 03/20/2018 (1)	650,717
	1,685,000	Prestige Auto Receivables Trust 2.49%, 04/16/2018 (1)	1,693,598
		Santander Drive Automotive Receivables Trust
	2,610,000	1.55%, 10/15/2018	2,613,066
	980,000	1.82%, 05/15/2019	982,497
	4,500,000	1.83%, 01/15/2020	4,498,858
	715,000	2.25%, 06/17/2019	718,966
	2,415,000	2.36%, 04/15/2020	2,427,978
	4,275,000	Westlake Automobile Receivables Trust 1.58%, 04/15/2020 (1)	4,272,003

			36,063,548

		Asset-Backed - Finance & Insurance - 12.9%
	4,200,000	American Money Management Corp. 1.75%, 07/27/2026 (1)(2)	4,158,420
		Apidos CLO
	2,935,000	1.77%, 01/19/2025 (1)(2)	2,905,650
	4,775,000	1.82%, 04/17/2026 (1)(2)	4,739,187
	1,445,000	1.87%, 01/16/2027 (1)(2)	1,436,475
	1,510,000	2.17%, 07/15/2023 (1)(2)	1,479,649
		Ares CLO Ltd.
	3,220,818	1.14%, 04/20/2023 (1)(2)	3,203,104
	3,580,000	1.57%, 07/28/2025 (1)(2)	3,543,842
	4,460,000	1.84%, 04/17/2026 (1)(2)	4,427,442
		Atlas Senior Loan Fund Ltd.
	3,775,000	1.86%, 10/15/2026 (1)(2)	3,741,025
	1,905,000	1.87%, 07/16/2026 (1)(2)	1,888,427
	1,740,000	Atrium CDO Corp. 2.07%, 11/16/2022 (1)(2)	1,710,072
	3,420,000	Atrium XI 2.47%, 10/23/2025 (1)(2)	3,361,518
	1,755,000	Avalon IV Capital Ltd. 2.14%, 04/17/2023 (1)(2)	1,741,487
	4,375,000	Avery Point CLO Ltd. 1.84%, 04/25/2026 (1)(2)	4,339,125
	1,030,000	Babson CLO Ltd. 1.81%, 07/20/2025 (1)(2)	1,020,318
	647,500	Cal Funding II Ltd. 3.47%, 10/25/2027 (1)	639,789
	4,630,000	Carlyle Global Market Strategies 1.79%, 04/27/2027 (1)(2)	4,584,626

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.5% - (continued)
		Asset-Backed - Finance & Insurance - 12.9% - (continued)
		Cent CLO Ltd.
$	3,995,000	1.78%, 01/25/2026 (1)(2)	$3,929,482
	4,475,000	1.81%, 04/17/2026 (1)(2)	4,415,930
	2,865,000	1.81%, 07/27/2026 (1)(2)	2,833,199
	1,810,000	2.37%, 04/17/2026 (1)(2)	1,759,863
		CIFC Funding Ltd.
	4,175,000	1.81%, 05/24/2026 (1)(2)	4,131,162
	4,745,000	1.82%, 04/18/2025 (1)(2)	4,698,973
	3,940,000	2.41%, 08/14/2024 (1)(2)	3,899,418
	833,899	Consumer Credit Origination Loan Trust 2.82%, 03/15/2021 (1)	837,103
		Dryden Senior Loan Fund
	3,240,000	1.61%, 11/15/2023 (1)(2)	3,226,392
	4,695,000	1.67%, 04/18/2026 (1)(2)	4,634,434
	3,970,000	1.75%, 07/15/2027 (1)(2)	3,916,405
	4,800,000	1.80%, 07/15/2026 (1)(2)	4,769,760
	2,250,478	First Franklin Mortgage Loan Trust 0.44%, 04/25/2036 (2)	1,442,635
	1,015,000	Flatiron CLO Ltd. 2.22%, 07/17/2026 (1)(2)	995,614
	695,000	Ford Credit Floorplan Master Owner Trust A 1.40%, 02/15/2019	696,215
	4,250,000	Gramercy Park CLO Ltd. 1.62%, 07/17/2023 (1)(2)	4,228,325
	2,525,000	Green Tree Agency Advance Funding Trust I 3.10%, 10/15/2048	2,515,910
	2,910,000	Highbridge Loan Management Ltd. 1.75%, 05/05/2027 (1)(2)	2,865,477
		ING Investment Management CLO Ltd.
	1,766,113	1.54%, 03/14/2022 (1)(2)	1,760,992
	1,565,000	2.19%, 03/14/2022 (1)(2)	1,545,751
	615,000	LCM Ltd. 2.22%, 04/15/2022 (1)(2)	608,051
	4,765,000	Limerock CLO 1.82%, 04/18/2026 (1)(2)	4,723,544
		Madison Park Funding Ltd.
	4,825,000	1.60%, 10/23/2025 (1)(2)	4,739,597
	2,800,000	1.77%, 01/19/2025 (1)(2)	2,768,080
	4,525,000	1.82%, 07/20/2026 (1)(2)	4,486,085
	415,000	2.50%, 04/22/2022 (1)(2)	409,896
	3,370,000	2.70%, 01/27/2026 (1)(2)	3,311,362
		Magnetite CLO Ltd.
	3,890,000	1.74%, 07/25/2026 (1)(2)	3,844,487
	2,895,000	1.80%, 04/15/2026 (1)(2)	2,866,629
	3,170,000	1.82%, 04/15/2027 (1)(2)	3,133,228
	3,115,000	2.27%, 07/25/2026 (1)(2)	3,054,569
		Neuberger Berman CLO Ltd.
	3,795,000	1.78%, 08/04/2025 (1)(2)	3,758,947
	3,510,000	1.79%, 04/15/2026 (1)(2)	3,479,814
	4,495,000	Oaktree EIF II Ltd. 1.87%, 02/15/2026 (1)(2)	4,459,939
	4,015,000	OCP CLO Ltd. 1.85%, 04/17/2027 (1)(2)	3,974,850
	2,385,000	Octagon Investment Partners Ltd. 1.44%, 07/17/2025 (1)(2)	2,337,777
	4,000,000	Ocwen Master Advance Receivables Trust 2.54%, 09/17/2046 (1)	4,000,000
	1,395,000	OHA Credit Partners Ltd. 1.76%, 07/20/2026 (1)(2)	1,378,818

The accompanying notes are an integral part of these financial statements.

175

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.5% - (continued)
		Asset-Backed - Finance & Insurance - 12.9% - (continued)
$	3,200,000	OHA Credit Partners VIII Ltd. 1.44%, 04/20/2025 (1)(2)	$3,128,320
	5,360,000	OHA Loan Funding Ltd. 1.82%, 02/15/2027 (1)(2)	5,318,192
		OZLM Funding Ltd.
	4,470,000	1.74%, 04/30/2027 (1)(2)	4,403,844
	4,595,000	1.87%, 04/17/2026 (1)(2)	4,565,132
	5,355,000	Race Point CLO Ltd. 1.83%, 04/15/2027 (1)(2)	5,293,417
	2,710,000	SBA Tower Trust 2.90%, 10/15/2044 (1)(15)	2,694,309
	3,320,000	Seneca Park CLO Ltd. 1.80%, 07/17/2026 (1)(2)	3,287,132
	3,430,000	Shackleton CLO Ltd. 1.80%, 07/17/2026 (1)(2)	3,398,787
		Sound Point CLO III Ltd.
	3,768,000	1.66%, 01/21/2026 (1)(2)	3,708,842
	4,385,000	1.85%, 04/15/2027 (1)(2)	4,343,781
	1,410,000	4.92%, 07/15/2025 (1)(2)	1,201,038
	2,847,953	SpringCastle America Funding LLC 2.70%, 05/25/2023 (1)	2,854,217
	3,405,000	Springleaf Funding Trust 2.41%, 12/15/2022 (1)	3,403,163
	4,090,000	Symphony CLO L.P. 2.07%, 01/09/2023 (1)(2)	4,028,650
		Symphony CLO Ltd.
	970,000	1.59%, 07/23/2023 (1)(2)	965,053
	3,950,000	1.80%, 07/14/2026 (1)(2)	3,928,275
	2,740,000	Thacher Park CLO Ltd. 1.79%, 10/20/2026 (1)(2)	2,714,792
	4,500,000	Tremen Park Ltd. 1.82%, 04/20/2027 (1)(2)	4,466,250
	4,720,000	Venture CLO Ltd. 1.61%, 11/14/2022 (1)(2)	4,694,984
		Voya CLO Ltd.
	1,500,000	1.77%, 07/17/2026 (1)(2)	1,483,200
	4,220,000	1.80%, 04/18/2027 (1)(2)	4,180,754
	4,690,000	1.82%, 04/18/2026 (1)(2)	4,643,569
	1,505,000	2.42%, 04/18/2027 (1)(2)	1,487,241

			245,551,811

		Asset-Backed - Home Equity - 1.5%
		GSAA Home Equity Trust
	703,239	0.27%, 12/25/2046 (2)	377,940
	6,865,930	0.28%, 02/25/2037 (2)	3,637,293
	1,283,574	0.29%, 12/25/2036 (2)	637,505
	4,159,222	0.30%, 03/25/2037 (2)	2,178,032
	2,799,847	0.38%, 11/25/2036 (2)	1,424,690
	630,665	0.50%, 03/25/2036 (2)	444,119
	655,758	5.88%, 09/25/2036 (15)	366,202
	1,790,188	5.99%, 06/25/2036 (2)	969,116
	294,177	Morgan Stanley Asset-Backed Securities Capital I 0.35%, 06/25/2036 (2)	263,720
	1,613,759	Morgan Stanley Mortgage Loan Trust 0.37%, 11/25/2036 (2)	793,952
	13,030,000	NRZ Advance Receivables Trust 3.30%, 08/17/2048 (1)	12,937,487
	795,759	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037 (15)	441,984

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.5% - (continued)
		Asset-Backed - Home Equity - 1.5% - (continued)
		Soundview Home Loan Trust
$	3,500,000	0.38%, 07/25/2037 (2)	$2,175,585
	830,000	0.44%, 07/25/2036 (2)	523,233
	1,485,000	0.45%, 11/25/2036 (2)	1,023,116

			28,193,974

		Collateralized-Mortgage Obligations - 0.0%
	122,989	National Credit Union Administration 1.84%, 10/07/2020	123,187

		Commercial Mortgage-Backed Securities - 12.1%
		Banc of America Commercial Mortgage Trust
	345,000	3.71%, 09/15/2048	358,973
	2,308,762	5.49%, 02/10/2051	2,409,100
	243,368	5.74%, 02/10/2051 (2)	257,336
		Bear Stearns Commercial Mortgage Securities, Inc.
	510,000	5.17%, 10/12/2042 (2)	509,306
	1,252,407	5.33%, 02/11/2044	1,297,283
	468,623	5.47%, 01/12/2045 (2)	487,812
	346,543	5.62%, 04/12/2038 (2)	351,516
	3,685,064	5.69%, 06/11/2050 (2)	3,874,253
	2,522,097	5.71%, 06/11/2040 (2)	2,621,584
		Citigroup Commercial Mortgage Trust
	15,164,324	1.14%, 07/10/2047 (2)(3)	1,070,078
	16,375,219	1.18%, 04/10/2048 (2)(3)	1,241,443
	300,000	2.94%, 04/10/2048	293,840
	2,055,000	3.11%, 04/10/2048 (1)	1,476,682
	445,000	3.19%, 04/10/2048	444,396
	840,000	3.76%, 06/10/2048	876,406
	2,100,000	4.02%, 03/10/2047	2,244,137
	415,000	4.40%, 03/10/2047 (1)(2)	320,913
	305,000	4.90%, 03/10/2047 (1)(2)	272,507
	1,990,000	5.71%, 12/10/2049 (2)	2,087,612
	988,856	5.79%, 03/15/2049 (2)	995,498
	606,177	6.14%, 12/10/2049 (2)	642,792
		Citigroup/Deutsche Bank Commercial Mortgage Trust
	5,181,928	5.32%, 12/11/2049	5,308,811
	1,077,302	5.34%, 01/15/2046 (2)	1,076,340
		Cobalt CMBS Commercial Mortgage Trust
	519,536	5.22%, 08/15/2048	532,723
	575,000	5.25%, 08/15/2048	586,506
	5,453,963	Commercial Mortgage Loan Trust 6.03%, 12/10/2049 (2)	5,650,790
		Commercial Mortgage Pass-Through Certificates
	6,054,425	0.87%, 02/10/2047 (2)(3)	255,135
	4,398,621	2.14%, 07/10/2046 (1)	297,817
	1,635,158	2.85%, 10/15/2045	1,646,245
	1,695,000	3.62%, 10/10/2048	1,247,012
	2,255,000	3.96%, 03/10/2047	2,399,712
	1,425,000	4.02%, 07/10/2045	1,532,127
	2,350,000	4.05%, 04/10/2047	2,516,413
	735,000	4.75%, 10/15/2045 (1)(2)	581,297
	898,542	5.76%, 06/10/2046 (2)	907,397
		Commercial Mortgage Trust
	225,000	3.18%, 02/10/2048	225,897
	1,135,000	3.35%, 02/10/2048	1,149,034
	3,050,000	3.42%, 03/10/2031 (1)	3,121,751
	810,000	3.46%, 08/10/2055	609,264

The accompanying notes are an integral part of these financial statements.

176

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.5% - (continued)
		Commercial Mortgage-Backed Securities - 12.1% - (continued)
$	1,220,000	3.50%, 05/10/2048	$1,247,125
	1,015,000	3.53%, 12/10/2047	1,044,127
	1,200,000	3.61%, 10/10/2048	1,230,600
	455,000	3.62%, 07/10/2050	469,187
	1,540,000	3.70%, 08/10/2055	1,597,773
	290,000	3.80%, 08/10/2047	304,505
	740,000	3.90%, 07/10/2050	779,399
	388,747	5.44%, 03/10/2039	402,619
	4,600,638	5.74%, 12/10/2049	4,800,051
	878,515	5.82%, 07/10/2038 (2)	886,298
		Community or Commercial Mortgage Trust
	1,425,000	3.69%, 08/10/2047	1,478,507
	1,630,000	4.01%, 04/10/2047	1,739,963
	2,060,000	4.23%, 07/10/2045 (2)	2,248,862
	630,000	4.57%, 10/15/2045 (1)(2)	520,758
		Credit Suisse Commercial Mortgage Trust
	1,944,284	5.70%, 06/15/2039 (2)	2,024,200
	1,120,414	6.07%, 02/15/2041 (2)	1,193,276
		CS First Boston Mortgage Securities Corp.
	40,311	4.77%, 07/15/2037	40,296
	987,803	4.88%, 04/15/2037	987,114
		CSAIL Commercial Mortgage Trust
	44,554,073	0.91%, 06/15/2057 (2)(3)	2,616,113
	1,525,233	0.97%, 04/15/2050 (2)(3)	96,848
	1,405,000	3.36%, 08/15/2048 (2)	1,077,058
	5,337,000	3.72%, 08/15/2048	5,540,503
	6,382,792	DBUBS Mortgage Trust 1.29%, 11/10/2046 (1)	145,483
	1,710,000	Four Times Square Trust 5.40%, 12/13/2028 (1)	1,913,050
		FREMF Mortgage Trust
	2,495,000	3.01%, 10/25/2047 (1)(2)	2,528,782
	2,710,000	5.25%, 09/25/2043 (1)(2)	3,019,030
	683,238	GE Business Loan Trust 1.20%, 05/15/2034 (1)(2)	566,294
	44,782	GE Capital Commercial Mortgage Corp. 5.39%, 11/10/2045 (2)	44,736
	605,000	GE Commercial Mortgage Corp. Series 5.61%, 12/10/2049 (2)	626,358
	303,352	GMAC Commercial Mortgage Securities, Inc. 5.24%, 11/10/2045 (2)	303,122
		GS Mortgage Securities Trust
	27,139,666	0.29%, 07/10/2046 (2)(3)	249,074
	5,133,593	1.64%, 08/10/2044 (1)	236,806
	2,010,000	2.95%, 11/05/2034 (1)	2,013,927
	790,000	3.38%, 05/10/2050	800,004
	635,000	3.58%, 06/10/2047 (1)	444,932
	695,000	3.67%, 04/10/2047 (1)	493,089
	1,920,000	3.68%, 04/10/2047	2,022,667
	3,305,000	3.86%, 06/10/2047	3,492,792
	2,090,000	4.00%, 04/10/2047	2,229,781
	840,000	4.07%, 01/10/2047	899,433
	725,000	4.51%, 11/10/2047 (1)(2)	618,163
	1,310,000	4.87%, 04/10/2047 (1)(2)	1,155,600
		Hilton USA Trust
	3,260,000	2.66%, 11/05/2030	3,263,507
	502,587	2.94%, 11/05/2030 (1)(2)	502,273
		JP Morgan Chase Commercial Mortgage Securities Corp.
	2,740,000	4.17%, 12/15/2046	2,965,567

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.5% - (continued)
	Commercial Mortgage-Backed Securities - 12.1% - (continued)
$730,000	4.42%, 12/15/2047 (1)(2)	$620,809
780,860	5.91%, 04/15/2045 (2)	790,149
931,826	6.07%, 02/12/2051	999,263
	JP Morgan Chase Commercial Mortgage Securities Trust
5,623,899	1.70%, 02/12/2051 (2)	5,544,268
1,325,000	2.73%, 10/15/2045 (1)(2)	896,946
1,435,000	2.83%, 10/15/2045	1,442,072
1,294,818	3.91%, 05/05/2030 (1)	1,355,158
380,000	4.00%, 08/15/2046 (1)(2)	338,502
625,001	4.67%, 10/15/2045 (1)(2)	599,031
1,160,000	5.32%, 08/15/2046 (1)(2)	1,206,376
4,877,621	5.34%, 05/15/2047	5,019,912
4,168,236	5.70%, 02/12/2049 (2)	4,350,076
1,135,094	5.72%, 02/15/2051	1,195,986
	JPMBB Commercial Mortgage Securities Trust
15,396,205	0.88%, 09/15/2047 (2)(3)	693,345
5,141,828	0.96%, 05/15/2048 (2)(3)	259,148
1,235,032	3.18%, 02/15/2048	1,230,885
1,200,000	3.60%, 11/15/2048	1,227,840
520,061	3.61%, 05/15/2048	535,631
860,000	3.74%, 10/15/2048 (1)(2)	671,950
1,650,000	3.78%, 08/15/2047	1,726,842
1,665,000	3.80%, 09/15/2047	1,736,621
2,085,000	4.00%, 04/15/2047	2,219,969
1,250,000	4.20%, 01/15/2047	1,350,560
	LB-UBS Commercial Mortgage Trust
345,749	5.43%, 02/15/2040	358,308
4,089,095	5.86%, 07/15/2040 (2)	4,236,384
853,564	6.11%, 04/15/2041 (2)	917,582
121,177	Lehman Brothers Small Balance Commercial 5.52%, 09/25/2030 (1)(2)	122,693
	Merrill Lynch/Countrywide Commercial Mortgage Trust
4,152,216	5.38%, 08/12/2048	4,276,845
1,040,000	5.42%, 08/12/2048	1,076,724
2,179,024	5.70%, 09/12/2049	2,279,283
2,712,342	5.74%, 06/12/2050 (2)	2,841,587
	Morgan Stanley Bank of America Merrill Lynch Trust
4,435,000	1.13%, 11/15/2048	353,178
9,676,205	1.16%, 12/15/2047 (2)(3)	645,438
1,290,000	3.06%, 11/15/2048 (4)	934,035
880,000	3.18%, 08/15/2045	905,584
535,166	3.53%, 12/15/2047	551,404
2,315,000	3.74%, 08/15/2047	2,429,466
775,000	4.06%, 02/15/2047	831,146
775,000	4.50%, 08/15/2045 (1)	640,110
	Morgan Stanley Capital I Trust
22,748,659	0.75%, 09/15/2047 (1)	395,642
2,605,000	3.47%, 08/11/2029 (1)	2,700,791
860,000	5.18%, 07/15/2049 (1)(2)	759,342
425,000	5.40%, 10/12/2052 (1)(2)	423,749
2,160,666	5.57%, 12/15/2044	2,271,482
3,450,000	5.69%, 04/15/2049 (2)	3,586,405
1,944,643	5.81%, 12/12/2049	2,052,086
600,000	6.27%, 01/11/2043 (1)(2)	617,795

The accompanying notes are an integral part of these financial statements.

177

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.5% - (continued)
	Commercial Mortgage-Backed Securities - 12.1% - (continued)
	Morgan Stanley Re-Remic Trust
$1,915,793	5.80%, 08/12/2045 (1)(2)	$2,000,794
1,544,550	5.80%, 08/15/2045 (1)(2)	1,614,406
	SFAVE Commercial Mortgage Securities Trust
885,000	3.87%, 01/05/2035 (1)(2)	873,272
1,680,000	4.14%, 01/05/2035 (1)(2)	1,657,458
	UBS-Barclays Commercial Mortgage Trust
1,200,000	3.09%, 08/10/2049	1,225,531
2,380,000	3.19%, 03/10/2046	2,423,913
4,120,000	3.24%, 04/10/2046	4,209,321
485,000	4.09%, 03/10/2046 (1)(2)	399,055
	Wachovia Bank Commercial Mortgage Trust
590,294	5.31%, 11/15/2048	604,526
320,992	5.61%, 03/15/2042 (1)(2)	320,777
	Wells Fargo Commercial Mortgage Trust
13,065,702	1.21%, 05/15/2048 (2)(3)	987,767
1,665,000	2.92%, 10/15/2045	1,683,998
1,660,000	3.82%, 08/15/2050	1,729,028
395,000	4.11%, 05/15/2048 (2)	324,992
430,000	4.23%, 06/15/2048 (2)	345,410
60,000	4.78%, 10/15/2045 (1)(2)	58,495
	WF-RBS Commercial Mortgage Trust
2,297,935	1.44%, 03/15/2047 (2)(3)	170,521
845,000	2.87%, 11/15/2045	854,665
1,170,000	2.88%, 12/15/2045	1,172,069
1,180,233	2.92%, 08/15/2047	1,218,328
1,545,000	3.02%, 11/15/2047 (1)	1,007,384
3,515,000	3.68%, 08/15/2047	3,655,198
2,570,000	4.00%, 05/15/2047	2,734,218
3,255,000	4.05%, 03/15/2047	3,481,677
1,994,636	4.10%, 03/15/2047	2,146,435
2,130,000	4.90%, 06/15/2044 (1)(2)	2,379,953
345,000	5.00%, 06/15/2044 (1)(2)	329,424
400,505	5.00%, 04/15/2045 (1)(2)	316,334
960,000	5.56%, 04/15/2045 (1)(2)	997,628

		229,778,365

	Whole Loan Collateral CMO - 5.1%
	Adjustable Rate Mortgage Trust
266,072	0.46%, 01/25/2036 (2)	221,588
1,189,337	0.47%, 11/25/2035 (2)	1,082,941
1,403,486	0.70%, 01/25/2036 (2)	1,214,866
	Alternative Loan Trust
2,683,659	0.47%, 01/25/2036 (2)	2,393,191
1,401,252	0.52%, 11/25/2035 (2)	1,152,871
252,840	0.60%, 10/25/2036 (2)	177,196
1,097,410	5.75%, 05/25/2036	923,030
395,552	6.00%, 05/25/2036	338,708
251,126	6.00%, 12/25/2036	191,527
	American Home Mortgage Assets Trust
757,443	0.39%, 09/25/2046 (2)	536,126
966,272	1.16%, 10/25/2046 (2)	695,692
	Banc of America Funding Corp.
164,791	0.38%, 10/20/2036 (2)	127,862
215,078	0.42%, 02/20/2047 (2)	175,159
2,451,669	0.49%, 05/20/2047 (2)	2,017,682
3,044,743	5.77%, 05/25/2037 (2)	2,731,145
140,498	5.85%, 01/25/2037 (15)	117,032

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.5% - (continued)
	Whole Loan Collateral CMO - 5.1% - (continued)
	BCAP LLC Trust
$554,227	0.37%, 01/25/2037 (2)	$443,660
1,467,135	0.38%, 03/25/2037 (2)	1,260,732
1,363,108	Bear Stearns Adjustable Rate Mortgage Trust 2.66%, 10/25/2035 (2)	1,340,506
	Bear Stearns Alt-A Trust
258,096	0.52%, 08/25/2036 (2)	189,360
1,467,776	0.58%, 05/25/2036 (2)	1,200,612
3,280,075	0.70%, 01/25/2036 (2)	2,583,555
1,754,770	Bear Stearns Mortgage Funding Trust 0.38%, 10/25/2036 (2)	1,452,364
1,092,051	Chase Mortgage Finance Trust 2.44%, 12/25/2035 (2)	1,007,578
	CHL Mortgage Pass-Through Trust
1,541,793	0.54%, 03/25/2035 (2)	1,248,760
646,483	2.50%, 06/20/2035 (2)	621,600
396,219	2.50%, 03/20/2036 (2)	349,961
	Connecticut Avenue Securities
1,435,000	2.80%, 05/25/2024 (2)	1,257,828
1,400,000	3.10%, 07/25/2024 (2)	1,260,149
2,960,000	3.20%, 07/25/2024 (2)	2,668,607
600,000	4.20%, 05/25/2025 (2)	570,729
850,000	5.10%, 11/25/2024 (2)	851,822
	Countrywide Home Loans, Inc.
914,192	2.67%, 04/20/2036 (2)	757,063
2,399,522	2.72%, 09/25/2047 (2)	2,145,776
1,329,926	3.46%, 11/20/2035 (2)	1,187,517
1,648,553	5.75%, 08/25/2037	1,550,152
1,621,946	CS First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	1,530,951
1,002,743	Downey S & L Association Mortgage Loan Trust 1.12%, 03/19/2046 (2)	753,841
	GMAC Mortgage Corp. Loan Trust
189,961	3.05%, 04/19/2036 (2)	170,371
1,161,705	3.10%, 09/19/2035 (2)	1,081,071
	GSR Mortgage Loan Trust
273,153	0.70%, 11/25/2035 (2)	190,773
5,074,769	2.66%, 01/25/2036 (2)	4,636,987
392,458	2.81%, 10/25/2035 (2)	348,136
	HarborView Mortgage Loan Trust
1,792,478	0.39%, 01/19/2038 (2)	1,479,431
1,897,533	0.44%, 12/19/2036 (2)	1,317,207
1,034,930	0.90%, 01/19/2035 (2)	705,083
457,909	1.20%, 10/25/2037 (2)	402,610
	IndyMac Index Mortgage Loan Trust
798,521	0.44%, 07/25/2035 (2)	694,987
1,526,811	0.48%, 07/25/2035 (2)	1,258,360
810,471	0.49%, 01/25/2036 (2)	556,466
937,616	2.49%, 01/25/2036 (2)	871,425
661,878	2.66%, 08/25/2035 (2)	529,229
	JP Morgan Mortgage Trust
278,351	2.61%, 04/25/2037 (2)	243,923
1,145,892	2.75%, 09/25/2035 (2)	1,092,066
802,842	2.84%, 05/25/2036 (2)	712,665
1,031,990	Lehman XS Trust 0.41%, 07/25/2046 (2)	808,741

The accompanying notes are an integral part of these financial statements.

178

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.5% - (continued)
	Whole Loan Collateral CMO - 5.1% - (continued)
	LSTAR Securities Investment Trust
$4,815,931	2.19%, 04/01/2020 (1)(2)	$4,719,131
5,691,000	2.19%, 10/01/2020 (1)(2)	5,611,326
577,160	Luminent Mortgage Trust 0.40%, 10/25/2046 (2)	492,173
589,809	Merrill Lynch Mortgage Investors Trust 2.65%, 07/25/2035 (2)	477,442
1,867,131	Morgan Stanley Mortgage Loan Trust 3.09%, 05/25/2036 (2)	1,341,596
240,381	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.55%, 06/25/2036 (2)	179,860
3,191,061	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	2,914,513
	Residential Accredit Loans, Inc.
255,383	0.42%, 02/25/2046 (2)	112,489
2,152,468	0.50%, 04/25/2036 (2)	1,457,991
360,803	1.02%, 09/25/2046 (2)	253,851
2,605,439	1.51%, 11/25/2037 (2)	1,626,241
2,051,682	6.00%, 12/25/2035	1,789,344
903,339	Residential Asset Securitization Trust 0.65%, 03/25/2035 (2)	732,541
893,104	Residential Funding Mortgage Securities, Inc. 2.86%, 08/25/2035 (2)	696,567
373,783	Sequoia Mortgage Trust 2.64%, 07/20/2037 (2)	320,402
2,860,171	Springleaf Mortgage Loan Trust 3.52%, 12/25/2065 (1)(2)	2,889,521
626,391	Structured Adjustable Rate Mortgage Loan Trust 0.50%, 09/25/2034 (2)	480,880
1,990,000	Structured Agency Credit Risk Debt Notes 1.85%, 04/25/2024 (2)	1,964,987
643,763	Structured Asset Mortgage Investments II Trust 0.43%, 02/25/2036 (2)	499,130
2,252,175	Towd Point Mortgage Trust 2.75%, 04/25/2055 (1)(2)	2,256,473
	WaMu Mortgage Pass-Through Certificates Trust
952,151	0.62%, 06/25/2044 (2)	856,473
755,900	1.20%, 07/25/2046 (2)	612,997
437,442	2.03%, 12/25/2036 (2)	386,635
392,963	2.14%, 11/25/2046 (2)	352,740
	Washington Mutual Mortgage Pass-Through Certificates
543,525	0.29%, 02/25/2037 (2)	353,096
271,229	0.36%, 02/25/2037 (2)	197,884
1,036,006	1.05%, 11/25/2046 (2)	718,286
971,731	Wells Fargo Alternative Loan Trust 2.72%, 12/28/2037 (2)	837,673
	Wells Fargo Commercial Mortgage Trust
30,625,000	1.35%, 09/15/2057 (2)(3)	2,258,193
2,115,000	2.88%, 05/15/2048 (1)(2)	1,359,912
1,090,000	3.36%, 09/15/2058 (1)	681,141
660,000	3.84%, 09/15/2058	690,422

		97,551,180

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.5% - (continued)
		Whole Loan Collateral PAC - 0.0%
$	215,555	Alternative Loan Trust 0.70%, 12/25/2035 (2)	$153,374

		Total Asset & Commercial Mortgage Backed Securities (cost $636,567,435)	$637,415,439

CORPORATE BONDS - 32.9%
		Aerospace/Defense - 0.0%
	710,000	Triumph Group, Inc. 5.25%, 06/01/2022	$638,112

		Agriculture - 0.5%
	534,000	Altria Group, Inc. 10.20%, 02/06/2039	882,738
	1,680,000	BAT International Finance plc 2.75%, 06/15/2020 (1)	1,712,187
		Imperial Tobacco Finance plc
	1,345,000	2.05%, 07/20/2018 (1)	1,345,477
	1,875,000	2.95%, 07/21/2020 (1)	1,883,974
	1,040,000	3.75%, 07/21/2022 (1)	1,052,771
	3,140,000	Reynolds American, Inc. 3.25%, 06/12/2020	3,216,877

			10,094,024

		Apparel - 0.1%
	1,375,000	William Carter Co. 5.25%, 08/15/2021	1,428,281

		Auto Manufacturers - 1.4%
	5,450,000	Daimler Finance NA LLC 1.65%, 03/02/2018 (1)	5,417,246
		Ford Motor Credit Co. LLC
	6,510,000	1.46%, 03/27/2017	6,466,142
	700,000	2.24%, 06/15/2018	697,698
	430,000	4.21%, 04/15/2016	435,809
	1,370,000	4.25%, 02/03/2017	1,410,463
		General Motors Financial Co., Inc.
	1,900,000	2.40%, 04/10/2018	1,881,542
	3,150,000	3.50%, 07/10/2019	3,183,718
	3,640,000	4.75%, 08/15/2017	3,782,269
	2,715,000	Volkswagen Group of America Finance LLC 1.60%, 11/20/2017 (1)	2,638,030

			25,912,917

		Auto Parts & Equipment - 0.0%
		ZF North America Capital, Inc.
	190,000	4.50%, 04/29/2022 (1)	191,306
	165,000	4.75%, 04/29/2025 (1)	161,906

			353,212

		Beverages - 0.1%
	605,000	Anheuser-Busch InBev Finance, Inc. 2.15%, 02/01/2019	605,297
		Anheuser-Busch InBev Worldwide, Inc.
	1,025,000	2.50%, 07/15/2022	974,174
	1,445,000	3.75%, 07/15/2042	1,225,643

			2,805,114

		Biotechnology - 0.2%
	2,360,000	Celgene Corp. 4.63%, 05/15/2044	2,256,618

The accompanying notes are an integral part of these financial statements.

179

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.9% - (continued)
		Biotechnology - 0.2% - (continued)
$	675,000	Gilead Sciences, Inc. 3.25%, 09/01/2022	$684,498

			2,941,116

		Chemicals - 0.3%
	1,650,000	CF Industries Holdings, Inc. 4.95%, 06/01/2043	1,538,944
	3,165,000	CF Industries, Inc. 5.15%, 03/15/2034	3,118,952
	800,000	Dow Chemical Co. 8.55%, 05/15/2019	962,127

			5,620,023

		Coal - 0.0%
	1,610,000	Peabody Energy Corp. 6.50%, 09/15/2020	213,325

		Commercial Banks - 11.5%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	3,200,000	7.00%, 02/19/2019 (2)(5)(6)	3,524,568
$	2,400,000	9.00%, 05/09/2018 (2)(5)(6)	2,586,120
		Banco Santander S.A.
EUR	4,200,000	6.25%, 03/12/2019 (2)(5)(6)	4,503,068
	700,000	6.25%, 09/11/2021 (2)(5)(6)	742,606
		Bank of America Corp.
$	2,060,000	4.00%, 01/22/2025	2,030,966
	8,210,000	4.20%, 08/26/2024	8,255,007
	990,000	5.00%, 01/21/2044	1,050,210
	1,316,000	5.70%, 05/02/2017	1,388,240
	6,420,000	6.05%, 05/16/2016	6,587,928
	2,235,000	7.75%, 05/14/2038	3,112,562
	3,715,000	Bank of New York Mellon Corp. 2.60%, 08/17/2020	3,773,942
		Barclays Bank plc
	6,900,000	6.05%, 12/04/2017 (1)	7,440,401
EUR	500,000	6.50%, 09/15/2019 (2)(5)	554,295
$	600,000	7.75%, 04/10/2023 (2)	651,750
EUR	1,100,000	8.00%, 12/15/2020 (2)(5)	1,318,505
$	1,605,000	8.25%, 12/15/2018 (2)(5)	1,708,852
		BPCE S.A.
	1,305,000	5.15%, 07/21/2024 (1)	1,346,739
	1,900,000	5.70%, 10/22/2023 (1)	2,034,132
	6,975,000	Branch Banking & Trust Co. 3.63%, 09/16/2025	7,037,712
	1,750,000	Capital One Financial Corp. 6.15%, 09/01/2016	1,819,844
	7,075,000	Capital One NA 1.65%, 02/05/2018	7,034,864
	2,200,000	Capital One NA/Mclean 2.35%, 08/17/2018	2,210,424
		CIT Group, Inc.
	40,000	5.00%, 05/15/2017	41,220
	1,614,000	5.50%, 02/15/2019 (1)	1,712,857
	485,000	6.63%, 04/01/2018 (1)	522,588
		Citigroup, Inc.
	4,050,000	1.85%, 11/24/2017	4,062,280
	2,425,000	4.30%, 11/20/2026	2,434,380
	2,025,000	4.40%, 06/10/2025	2,046,858
	6,230,000	4.45%, 09/29/2027	6,224,405
	3,160,000	4.65%, 07/30/2045	3,207,880
	435,000	5.50%, 09/13/2025	476,837
	1,425,000	6.68%, 09/13/2043	1,783,691
	683,000	8.50%, 05/22/2019	824,585

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.9% - (continued)
		Commercial Banks - 11.5% - (continued)
		Credit Agricole S.A.
$	200,000	4.38%, 03/17/2025 (1)	$197,186
EUR	1,440,000	6.50%, 06/23/2021 (2)(5)(6)	1,595,452
$	845,000	6.63%, 09/23/2019 (1)(2)(5)	832,325
		Credit Suisse Group AG
EUR	1,010,000	5.75%, 09/18/2025 (2)(6)	1,228,825
$	955,000	6.25%, 12/18/2024 (1)(2)(5)	948,519
	800,000	7.88%, 02/24/2041 (2)(6)	829,542
	3,290,000	Deutsche Bank AG 4.50%, 04/01/2025	3,196,778
		Goldman Sachs Group, Inc.
	360,000	1.48%, 04/23/2020 (2)	360,405
	1,725,000	2.38%, 01/22/2018	1,751,877
	1,900,000	2.60%, 04/23/2020	1,907,792
	1,695,000	2.75%, 09/15/2020	1,702,370
	1,050,000	4.25%, 10/21/2025	1,049,590
	2,105,000	5.15%, 05/22/2045	2,104,836
	2,696,000	6.00%, 06/15/2020	3,088,395
	1,410,000	6.25%, 02/01/2041	1,705,907
	1,700,000	6.45%, 05/01/2036	1,987,227
	4,760,000	6.75%, 10/01/2037	5,736,376
		HSBC Holdings plc
	3,800,000	4.25%, 08/18/2025	3,823,047
EUR	1,775,000	5.25%, 09/16/2022 (2)(5)(6)	1,895,997
$	800,000	5.25%, 03/14/2044	842,677
	1,250,000	5.63%, 01/17/2020 (2)(5)	1,249,219
	700,000	6.50%, 09/15/2037	852,470
	1,285,000	6.80%, 06/01/2038	1,628,452
	1,125,000	HSBC USA, Inc. 2.75%, 08/07/2020	1,132,938
	1,095,000	ING Groep N.V. 6.00%, 04/16/2020 (2)(5)	1,071,731
		JP Morgan Chase & Co.
	455,000	2.55%, 10/29/2020	453,180
	455,000	2.60%, 01/15/2016	456,950
	1,900,000	2.75%, 06/23/2020	1,915,812
	10,060,000	4.25%, 10/01/2027	10,096,860
	2,800,000	4.35%, 08/15/2021	3,000,866
	415,000	5.60%, 07/15/2041	482,824
	4,305,000	5.63%, 08/16/2043	4,809,774
	1,920,000	6.00%, 01/15/2018	2,095,304
EUR	1,030,000	KBC Groep N.V. 5.63%, 03/19/2019 (2)(5)(6)	1,131,224
		Lloyds Banking Group plc
	2,860,000	6.38%, 06/27/2020 (2)(5)(6)	3,323,598
GBP	915,000	7.00%, 06/27/2019 (2)(5)(6)	1,445,827
		Morgan Stanley
$	1,975,000	2.13%, 04/25/2018	1,990,853
	1,175,000	2.50%, 01/24/2019	1,190,263
	3,990,000	3.95%, 04/23/2027	3,881,101
	2,710,000	4.00%, 07/23/2025	2,786,826
	2,720,000	4.30%, 01/27/2045	2,606,859
	1,410,000	4.35%, 09/08/2026	1,430,362
	310,000	4.88%, 11/01/2022	334,287
	4,950,000	5.55%, 04/27/2017	5,240,035
	505,000	7.30%, 05/13/2019	588,952
	813,000	PNC Bank NA 6.88%, 04/01/2018	901,978
		Royal Bank of Scotland Group plc
	845,000	5.13%, 05/28/2024	866,384
	1,665,000	6.13%, 12/15/2022	1,825,856

The accompanying notes are an integral part of these financial statements.

180

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.9% - (continued)
		Commercial Banks - 11.5% - (continued)
$	2,455,000	7.50%, 08/10/2020 (2)(5)	$2,540,925
	520,000	8.00%, 08/10/2025 (2)(5)	543,400
	2,345,000	Santander UK Group Holdings plc 4.75%, 09/15/2025 (1)	2,343,030
	3,870,000	Societe Generale S.A. 8.25%, 11/29/2018 (2)(5)(6)	4,073,817
	1,325,000	Standard Chartered plc 6.50%, 04/02/2020 (1)(2)(5)	1,307,568
	3,080,000	SunTrust Banks, Inc. 3.50%, 01/20/2017	3,150,634
	1,195,000	UBS AG 7.63%, 08/17/2022	1,382,113
		UBS Group AG
EUR	800,000	5.75%, 02/19/2022 (2)(5)(6)	902,989
$	425,000	7.13%, 02/19/2020 (2)(5)(6)	443,080
	720,000	UniCredit S.p.A. 8.00%, 06/03/2024 (2)(5)(6)	708,300
		Wells Fargo & Co.
	2,050,000	2.60%, 07/22/2020	2,067,657
	1,820,000	3.00%, 02/19/2025	1,759,591
	3,085,000	4.10%, 06/03/2026	3,143,846
	50,000	5.38%, 11/02/2043	54,761
	3,130,000	5.61%, 01/15/2044	3,548,835

			217,596,770

		Commercial Services - 0.2%
	1,310,000	ADT Corp. 6.25%, 10/15/2021	1,414,800
	1,055,000	Cardtronics, Inc. 5.13%, 08/01/2022	1,023,350
		United Rentals North America, Inc.
	425,000	4.63%, 07/15/2023	426,857
	290,000	5.50%, 07/15/2025	289,275

			3,154,282

		Construction Materials - 0.2%
		Building Materials Corp. of America
	665,000	5.38%, 11/15/2024 (1)	684,119
	695,000	6.00%, 10/15/2025 (1)	738,437
	1,800,000	CRH America, Inc. 5.13%, 05/18/2045 (1)	1,865,522
	690,000	Norbord, Inc. 6.25%, 04/15/2023 (1)	693,450
	15,000	USG Corp. 5.50%, 03/01/2025 (1)	15,431

			3,996,959

		Diversified Financial Services - 0.7%
	125,000	Aircastle Ltd. 5.50%, 02/15/2022	132,188
	1,905,000	Bear Stearns & Co., Inc. 5.55%, 01/22/2017	1,995,981
		GE Capital International Funding Co.
	1,077,730	2.34%, 11/15/2020 (1)	1,080,823
	1,316,998	4.42%, 11/15/2035 (1)	1,366,765
		General Electric Capital Corp.
	373,000	5.30%, 02/11/2021	425,793
	152,000	5.88%, 01/14/2038	187,597
	1,700,000	6.25%, 12/15/2022 (2)(5)	1,894,820
	234,000	6.88%, 01/10/2039	318,370
		International Lease Finance Corp.
	2,600,000	5.88%, 04/01/2019	2,789,618
	1,025,000	6.75%, 09/01/2016 (1)	1,063,864

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.9% - (continued)
		Diversified Financial Services - 0.7% - (continued)
		Navient Corp.
$	1,095,000	5.50%, 01/15/2019	$1,088,156
	395,000	7.25%, 01/25/2022	389,075
	945,000	8.45%, 06/15/2018	1,013,512

			13,746,562

		Electric - 0.6%
	275,000	AES Corp. 5.50%, 03/15/2024	259,875
	1,465,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,494,354
	1,910,000	Duke Energy Progress LLC 4.38%, 03/30/2044	1,981,277
	360,000	EDP Finance B.V. 5.25%, 01/14/2021 (1)	377,076
		Electricite de France S.A.
	2,375,000	4.75%, 10/13/2035 (1)	2,368,906
	2,375,000	4.95%, 10/13/2045 (1)	2,352,872
	1,880,000	Exelon Corp. 2.85%, 06/15/2020	1,881,497
	675,000	Pacific Gas & Electric Co. 8.25%, 10/15/2018	794,597

			11,510,454

		Electrical Components & Equipment - 0.0%
	705,000	EnerSys 5.00%, 04/30/2023 (1)	715,575

		Engineering & Construction - 0.3%
		SBA Tower Trust
	2,400,000	2.93%, 12/15/2042 (1)	2,428,324
	3,435,000	3.60%, 04/15/2043 (1)	3,443,677

			5,872,001

		Environmental Control - 0.1%
		Clean Harbors, Inc.
	150,000	5.13%, 06/01/2021	153,975
	1,035,000	5.25%, 08/01/2020	1,076,400

			1,230,375

		Food - 0.3%
		Kraft Heinz Foods Co.
	4,800,000	2.00%, 07/02/2018 (1)	4,814,218
	815,000	2.80%, 07/02/2020 (1)	818,170
	750,000	Minerva Luxembourg S.A. 7.75%, 01/31/2023 (1)	740,625

			6,373,013

		Forest Products & Paper - 0.1%
		Cascades, Inc.
	265,000	5.50%, 07/15/2022 (1)	257,712
	270,000	5.75%, 07/15/2023 (1)	259,200
	1,045,000	Clearwater Paper Corp. 5.38%, 02/01/2025 (1)	1,034,550

			1,551,462

		Gas - 0.0%
	75,000	Southern Star Central Corp. 5.13%, 07/15/2022 (1)	72,750

		Healthcare-Products - 0.7%
		Danaher Corp.
	1,255,000	2.40%, 09/15/2020	1,268,107
	685,000	3.35%, 09/15/2025	701,341

The accompanying notes are an integral part of these financial statements.

181

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.9% - (continued)
		Healthcare-Products - 0.7% - (continued)
$	140,000	Hologic, Inc. 5.25%, 07/15/2022 (1)	$146,125
		Medtronic, Inc.
	2,900,000	2.50%, 03/15/2020	2,946,119
	2,035,000	3.15%, 03/15/2022	2,081,555
	1,445,000	4.38%, 03/15/2035	1,496,459
	925,000	4.63%, 03/15/2045	972,422
	3,645,000	Zimmer Biomet Holdings, Inc. 1.45%, 04/01/2017	3,636,769

			13,248,897

		Healthcare-Services - 1.1%
		Anthem, Inc.
	4,575,000	3.50%, 08/15/2024	4,553,763
	1,300,000	4.63%, 05/15/2042	1,268,346
	505,000	Community Health Systems, Inc. 5.13%, 08/01/2021	521,413
		HCA, Inc.
	690,000	6.50%, 02/15/2020	771,937
	1,336,000	7.50%, 11/15/2095	1,325,980
	2,580,000	Roche Holdings, Inc. 3.35%, 09/30/2024 (1)	2,657,792
	2,625,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	2,835,000
		UnitedHealth Group, Inc.
	2,145,000	1.40%, 10/15/2017	2,149,318
	455,000	1.90%, 07/16/2018	460,403
	1,745,000	3.35%, 07/15/2022	1,808,148
	1,620,000	3.75%, 07/15/2025	1,689,190
	590,000	4.75%, 07/15/2045	627,166
	515,000	Wellcare Health Plans, Inc. 5.75%, 11/15/2020	538,175

			21,206,631

		Holding Companies-Diversified - 0.2%
	4,025,000	Hutchison Whampoa International Ltd. 2.00%, 11/08/2017 (1)	4,043,905

		Home Builders - 0.2%
	645,000	Agile Property Holdings Ltd. 8.88%, 04/28/2017 (6)	654,675
	850,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	867,000
	1,210,000	Lennar Corp. 4.50%, 06/15/2019	1,255,375
	515,000	Meritage Homes Corp. 6.00%, 06/01/2025	527,875

			3,304,925

		Home Furnishings - 0.0%
	205,000	Tempur Sealy International, Inc. 5.63%, 10/15/2023 (1)	214,737

		Insurance - 0.4%
		American International Group, Inc.
	380,000	4.50%, 07/16/2044	372,117
	2,050,000	4.70%, 07/10/2035	2,090,932
		CNO Financial Group, Inc.
	25,000	4.50%, 05/30/2020	26,000
	120,000	5.25%, 05/30/2025	127,500
		Marsh & McLennan Cos., Inc.
	635,000	2.55%, 10/15/2018	646,761
	1,535,000	3.50%, 03/10/2025	1,523,750

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.9% - (continued)
		Insurance - 0.4% - (continued)
$	1,497,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039 (1)	$2,233,032
	215,000	Pacific Life Insurance Co. 9.25%, 06/15/2039 (1)	317,339

			7,337,431

		Internet - 0.0%
		Equinix, Inc.
	560,000	4.88%, 04/01/2020	585,200
	95,000	5.38%, 04/01/2023	98,800

			684,000

		Iron/Steel - 0.1%
		ArcelorMittal
	535,000	5.13%, 06/01/2020	514,103
	160,000	6.13%, 06/01/2025	137,949
		Steel Dynamics, Inc.
	300,000	5.13%, 10/01/2021	297,750
	325,000	5.50%, 10/01/2024	320,937
	820,000	United States Steel Corp. 7.38%, 04/01/2020	610,900

			1,881,639

		IT Services - 0.1%
	1,955,000	Apple, Inc. 3.45%, 02/09/2045	1,686,448

		Lodging - 0.0%
	575,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	569,250

		Machinery - Construction & Mining - 0.0%
	255,000	Oshkosh Corp. 5.38%, 03/01/2025	256,275

		Machinery-Diversified - 0.1%
	995,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	1,075,844

		Media - 2.5%
		21st Century Fox America, Inc.
	1,090,000	3.70%, 10/15/2025 (1)	1,090,113
	2,150,000	6.15%, 03/01/2037	2,475,325
	750,000	6.20%, 12/15/2034	861,386
	1,028,000	8.00%, 10/17/2016	1,094,861
		CCO Holdings LLC
	35,000	5.13%, 02/15/2023	35,088
	140,000	5.25%, 09/30/2022	141,807
	170,000	5.75%, 09/01/2023	174,675
		CCO Safari II LLC
	2,085,000	3.58%, 07/23/2020 (1)	2,092,819
	1,445,000	4.46%, 07/23/2022 (1)	1,465,950
	3,320,000	4.91%, 07/23/2025 (1)	3,374,724
	4,520,000	6.48%, 10/23/2045 (1)	4,687,204
		Comcast Corp.
	1,740,000	4.75%, 03/01/2044	1,832,773
	425,000	5.70%, 07/01/2019	481,702
		Cox Communications, Inc.
	685,000	3.25%, 12/15/2022 (1)	630,444
	1,200,000	3.85%, 02/01/2025 (1)	1,112,312
	1,310,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.80%, 03/15/2022	1,341,329

The accompanying notes are an integral part of these financial statements.

182

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.9% - (continued)
		Media - 2.5% - (continued)
		DISH DBS Corp.
$	755,000	5.88%, 11/15/2024	$722,157
	1,200,000	7.88%, 09/01/2019	1,316,748
	1,265,000	Liberty Interactive LLC 8.25%, 02/01/2030	1,302,950
	1,379,000	NBC Universal Media LLC 5.95%, 04/01/2041	1,668,265
	280,000	Numericable-SFR SAS 4.88%, 05/15/2019 (1)	281,400
		Sky plc
	1,115,000	2.63%, 09/16/2019 (1)	1,121,460
	1,870,000	3.13%, 11/26/2022 (1)	1,828,907
		TEGNA, Inc.
	1,670,000	5.13%, 10/15/2019	1,740,975
	1,020,000	5.13%, 07/15/2020	1,063,350
		Time Warner Cable, Inc.
	1,175,000	4.50%, 09/15/2042	951,714
	165,000	5.88%, 11/15/2040	156,919
	125,000	6.75%, 06/15/2039	127,722
	150,000	7.30%, 07/01/2038	162,488
	2,145,000	8.75%, 02/14/2019	2,514,412
		Time Warner Entertainment Co., L.P.
	80,000	8.38%, 03/15/2023	99,287
	3,190,000	8.38%, 07/15/2033	3,751,105
		Time Warner, Inc.
	1,125,000	3.60%, 07/15/2025	1,115,021
	575,000	4.85%, 07/15/2045	571,331
	1,445,000	6.10%, 07/15/2040	1,617,974
	345,000	6.20%, 03/15/2040	390,261
	1,100,000	6.50%, 11/15/2036	1,289,742
	330,000	Unitymedia Hessen GmbH & Co. 5.50%, 01/15/2023 (1)	339,174

			47,025,874

		Mining - 0.3%
	3,565,000	Corp. Nacional del Cobre de Chile 4.50%, 09/16/2025 (1)	3,536,045
	920,000	FMG Resources August 2006 Pty Ltd. 6.88%, 04/01/2022 (1)	657,800
	1,575,000	Freeport-McMoRan, Inc. 4.00%, 11/14/2021	1,322,213

			5,516,058

		Oil & Gas - 1.9%
	1,345,000	Anadarko Petroleum Corp. 6.38%, 09/15/2017	1,448,260
	220,000	Antero Resources Corp. 5.63%, 06/01/2023 (1)	202,400
	1,240,000	BP Capital Markets plc 2.52%, 01/15/2020	1,258,218
		Cenovus Energy, Inc.
	1,490,000	5.20%, 09/15/2043	1,331,348
	215,000	6.75%, 11/15/2039	226,457
	3,700,000	CNPC General Capital 1.45%, 04/16/2016 (1)	3,701,487
		ConocoPhillips Co.
	1,745,000	3.35%, 11/15/2024	1,724,638
	325,000	3.35%, 05/15/2025	319,919
	740,000	Continental Resources, Inc. 5.00%, 09/15/2022	665,075

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.9% - (continued)
		Oil & Gas - 1.9% - (continued)
$	1,930,000	Ecopetrol S.A. 5.88%, 05/28/2045	$1,572,950
	2,655,000	EnCana Corp. 6.50%, 05/15/2019	2,865,119
	1,121,000	Harvest Operations Corp. 6.88%, 10/01/2017	941,640
	635,000	Hess Corp. 5.60%, 02/15/2041	621,718
	1,945,000	Kerr-McGee Corp. 6.95%, 07/01/2024	2,280,464
	1,875,000	Marathon Oil Corp. 2.70%, 06/01/2020	1,820,126
	2,195,000	Pertamina Persero PT 5.63%, 05/20/2043 (6)	1,825,143
		Petrobras Global Finance B.V.
GBP	1,415,000	5.38%, 10/01/2029	1,391,055
$	1,975,000	6.75%, 01/27/2041	1,393,560
		Petroleos Mexicanos
	235,000	3.50%, 07/23/2020 (1)	233,078
	640,000	5.50%, 06/27/2044	545,408
	2,350,000	6.63%, 06/15/2035	2,311,812
MXN	40,000,000	7.47%, 11/12/2026	2,220,753
$	290,000	Pioneer Natural Resources Co. 6.65%, 03/15/2017	305,849
		QEP Resources, Inc.
	20,000	5.38%, 10/01/2022	18,000
	25,000	6.80%, 03/01/2020	24,500
	170,000	SM Energy Co. 6.13%, 11/15/2022	164,900
		Statoil ASA
	300,000	3.70%, 03/01/2024	310,324
	1,855,000	3.95%, 05/15/2043	1,740,010
	105,000	Tesoro Corp. 5.13%, 04/01/2024	106,050
	95,000	WPX Energy, Inc. 5.25%, 09/15/2024	78,850
	2,330,000	YPF S.A. 8.50%, 07/28/2025 (6)	2,290,390
	825,000	Zhaikmunai LLP 7.13%, 11/13/2019 (6)	672,375

			36,611,876

		Oil & Gas Services - 0.1%
		Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.
	775,000	6.63%, 05/01/2021	699,437
	713,000	6.88%, 02/15/2023	627,440

			1,326,877

		Packaging & Containers - 0.1%
	690,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	705,525
	300,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023 (1)	318,375

			1,023,900

		Pharmaceuticals - 1.3%
		AbbVie, Inc.
	3,195,000	1.80%, 05/14/2018	3,197,562
	1,540,000	4.50%, 05/14/2035	1,469,078
		Actavis Funding SCS
	5,710,000	2.35%, 03/12/2018	5,737,334

The accompanying notes are an integral part of these financial statements.

183

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.9% - (continued)
		Pharmaceuticals - 1.3% - (continued)
$	5,225,000	3.00%, 03/12/2020	$5,242,697
	760,000	4.75%, 03/15/2045	726,797
		Cardinal Health, Inc.
	855,000	1.95%, 06/15/2018	859,025
	3,560,000	3.50%, 11/15/2024	3,551,413
	2,240,000	EMD Finance LLC 2.95%, 03/19/2022 (1)	2,203,112
	1,125,000	Perrigo Co. plc 1.30%, 11/08/2016	1,112,783
	195,000	Quintiles Transnational Corp. 4.88%, 05/15/2023 (1)	200,483

			24,300,284

		Pipelines - 1.0%
	330,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 6.25%, 04/01/2023 (1)	280,500
		DCP Midstream LLC
	60,000	5.35%, 03/15/2020 (1)	55,822
	70,000	9.75%, 03/15/2019 (1)	75,896
		DCP Midstream Operating L.P.
	110,000	4.95%, 04/01/2022	100,389
	100,000	5.60%, 04/01/2044	77,628
	2,133,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	2,293,402
		Energy Transfer Partners L.P.
	570,000	4.75%, 01/15/2026	523,122
	3,975,000	5.95%, 10/01/2043	3,479,003
	2,070,000	Kinder Morgan Energy Partners L.P. 5.50%, 03/01/2044	1,735,848
	2,050,000	Kinder Morgan, Inc. 5.05%, 02/15/2046	1,624,850
		MarkWest Energy Partners L.P.
	475,000	4.88%, 12/01/2024	448,281
	240,000	4.88%, 06/01/2025	224,400
	1,375,000	Regency Energy Partners L.P. 5.88%, 03/01/2022	1,412,080
	1,355,000	Sunoco Logistics Partners Operations L.P. 4.25%, 04/01/2024	1,220,484
		Tesoro Logistics L.P.
	515,000	5.50%, 10/15/2019 (1)	533,025
	480,000	6.25%, 10/15/2022 (1)	499,200
		Williams Partners L.P.
	3,805,000	3.60%, 03/15/2022	3,432,814
	1,880,000	4.30%, 03/04/2024	1,684,172

			19,700,916

		Real Estate - 0.2%
	4,260,000	ProLogis L.P. 3.35%, 02/01/2021	4,295,771

		Real Estate Investment Trusts - 1.3%
		American Tower Corp.
	2,160,000	3.40%, 02/15/2019	2,232,490
	1,125,000	4.50%, 01/15/2018	1,181,061
	3,170,000	Brandywine Operating Partnership L.P. 3.95%, 02/15/2023	3,112,214
		Duke Realty L.P.
	1,625,000	3.63%, 04/15/2023	1,587,982
	780,000	3.75%, 12/01/2024	762,544
		HCP, Inc.
	1,950,000	4.00%, 06/01/2025	1,915,914
	1,605,000	4.25%, 11/15/2023	1,611,985

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.9% - (continued)
		Real Estate Investment Trusts - 1.3% - (continued)
		Kimco Realty Corp.
$	2,115,000	3.13%, 06/01/2023	$2,049,630
	1,085,000	3.40%, 11/01/2022	1,085,611
		Liberty Property L.P.
	950,000	3.38%, 06/15/2023	910,294
	860,000	4.13%, 06/15/2022	874,626
	1,865,000	Realty Income Corp. 3.25%, 10/15/2022	1,809,274
	785,000	UDR, Inc. 3.70%, 10/01/2020	814,835
	1,875,000	Ventas Realty L.P. 3.25%, 08/15/2022	1,824,840
		Welltower, Inc.
	505,000	4.00%, 06/01/2025	500,053
	2,950,000	4.50%, 01/15/2024	3,064,631

			25,337,984

		Retail - 0.9%
		CVS Health Corp.
	4,475,000	2.80%, 07/20/2020	4,550,833
	3,435,000	3.88%, 07/20/2025	3,533,059
	2,370,000	5.13%, 07/20/2045	2,540,842
	1,025,694	8.35%, 07/10/2031 (1)	1,300,331
	64,000	Dollar Tree, Inc. 5.75%, 03/01/2023 (1)	67,440
	640,000	Group 1 Automotive, Inc. 5.00%, 06/01/2022	646,400
		Home Depot, Inc.
	1,550,000	2.63%, 06/01/2022	1,559,728
	260,000	4.20%, 04/01/2043	261,225
	1,655,000	4.25%, 04/01/2046	1,675,418
	1,280,000	Lowe’s Cos., Inc. 3.38%, 09/15/2025	1,299,878

			17,435,154

		Savings & Loans - 0.2%
		Nationwide Building Society
	710,000	2.35%, 01/21/2020 (1)	710,441
GBP	2,480,000	6.88%, 06/20/2019 (2)(5)(6)	3,851,932

			4,562,373

		Semiconductors - 0.3%
		NXP B.V. / NXP Funding LLC
$	210,000	4.13%, 06/15/2020 (1)	214,200
	250,000	4.63%, 06/15/2022 (1)	255,000
	2,825,000	Qualcomm, Inc. 3.45%, 05/20/2025	2,713,023
	350,000	Sensata Technologies B.V. 5.00%, 10/01/2025 (1)	341,687
	2,265,000	TSMC Global Ltd. 1.63%, 04/03/2018 (1)	2,228,914

			5,752,824

		Software - 0.8%
	2,625,000	Activision Blizzard, Inc. 5.63%, 09/15/2021 (1)	2,776,463
		Audatex North America, Inc.
	1,320,000	6.00%, 06/15/2021 (1)	1,329,253
	40,000	6.13%, 11/01/2023 (1)	40,250
		First Data Corp.
	695,000	5.38%, 08/15/2023 (1)	707,163
	112,000	6.75%, 11/01/2020 (1)	118,020

The accompanying notes are an integral part of these financial statements.

184

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.9% - (continued)
		Software - 0.8% - (continued)
$	2,855,000	Hewlett Packard Enterprise Co. 2.45%, 10/05/2017 (1)	$2,863,345
		Microsoft Corp.
	3,400,000	2.00%, 11/03/2020	3,408,289
	3,425,000	2.65%, 11/03/2022	3,445,892
		MSCI, Inc.
	345,000	5.25%, 11/15/2024 (1)	363,113
	140,000	5.75%, 08/15/2025 (1)	147,630
	170,000	Open Text Corp. 5.63%, 01/15/2023 (1)	171,700

			15,371,118

		Sovereign - 0.2%
	2,855,000	Export-Import Bank of China 2.85%, 09/16/2020 (1)	2,868,481

		Telecommunications - 1.7%
	340,000	Altice Financing S.A. 6.63%, 02/15/2023 (1)	340,850
		AT&T, Inc.
	835,000	4.50%, 05/15/2035	781,021
	1,860,000	4.75%, 05/15/2046	1,707,772
	155,000	5.80%, 02/15/2019	172,389
	350,000	CommScope, Inc. 4.38%, 06/15/2020 (1)	357,000
	1,830,000	Digicel Group Ltd. 7.13%, 04/01/2022 (6)	1,509,750
	210,000	Frontier Communications Corp. 10.50%, 09/15/2022 (1)	217,875
	4,500,000	GTP Acquisition Partners I LLC 3.48%, 06/15/2050 (1)	4,440,015
	545,000	Inmarsat Finance plc 4.88%, 05/15/2022 (1)	540,913
	650,000	Nokia Oyj 6.63%, 05/15/2039	680,115
		Sprint Communications, Inc.
	1,645,000	7.00%, 03/01/2020 (1)	1,727,250
	862,000	9.00%, 11/15/2018 (1)	947,657
		T-Mobile USA, Inc.
	1,035,000	6.46%, 04/28/2019	1,064,756
	955,000	6.63%, 04/28/2021	988,425
		Verizon Communications, Inc.
	1,231,000	2.63%, 02/21/2020	1,243,229
	4,236,000	4.27%, 01/15/2036	3,882,612
	1,785,000	4.40%, 11/01/2034	1,677,779
	2,629,000	4.52%, 09/15/2048	2,361,696
	5,314,000	4.67%, 03/15/2055	4,669,704
	1,620,000	4.86%, 08/21/2046	1,550,829
	870,000	Wind Acquisition Finance S.A. 4.75%, 07/15/2020 (1)	885,225

			31,746,862

		Transportation - 0.6%
	725,000	Canadian Pacific Railway Co. 9.45%, 08/01/2021	964,469
	3,850,000	Kansas City Southern de Mexico S.A. de C.V. 3.00%, 05/15/2023	3,679,353
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	565,000	2.50%, 06/15/2019 (1)	559,057
	3,700,000	2.88%, 07/17/2018 (1)	3,745,058
	915,000	4.88%, 07/11/2022 (1)	961,170

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.9% - (continued)
		Transportation - 0.6% - (continued)
$	1,095,000	Ryder System, Inc. 2.55%, 06/01/2019	$1,092,616

			11,001,723

		Total Corporate Bonds (cost $633,598,598)	$625,214,384

FOREIGN GOVERNMENT OBLIGATIONS - 3.0%
		Brazil - 0.4%
		Brazil Notas do Tesouro Nacional Series B
BRL	8,970,901	6.00%, 08/15/2016 (7)	2,343,104
	8,101,259	6.00%, 05/15/2019 (7)	2,045,142
	13,091,000	Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2025	2,488,461
	1,495,000	Brazilian Government International Bond 10.25%, 01/10/2028	321,945

			7,198,652

		Colombia - 0.1%
		Colombian TES
COP	4,310,051,594	3.00%, 03/25/2033 (7)	1,286,840
	2,242,082,758	3.50%, 03/10/2021 (7)	795,015

			2,081,855

		Costa Rica - 0.1%
CRC	429,300,000	Costa Rica Government International Bond 9.20%, 03/27/2019 (1)	839,556

		Dominican Republic - 0.1%
$	1,800,000	Dominican Republic International Bond 5.50%, 01/27/2025 (1)	1,777,500

		Gabon - 0.1%
	2,250,000	Gabon Government International Bond 6.38%, 12/12/2024 (6)	1,935,000

		Hungary - 0.3%
		Hungary Government Bond
HUF	1,426,330,000	1.48%, 05/20/2019 (2)	4,950,567
	89,740,000	5.50%, 06/24/2025	371,620

			5,322,187

		Jamaica - 0.1%
$	1,716,000	Jamaica Government International Bond 6.75%, 04/28/2028	1,746,030

		Malaysia - 0.1%
MYR	5,565,000	Malaysia Government Bond 3.49%, 03/31/2020	1,279,328

		Mexico - 0.3%
MXN	24,017,100	Mexican Bonos 10.00%, 12/05/2024	1,861,160
		Mexico Government International Bond
$	3,970,000	4.60%, 01/23/2046	3,682,175
GBP	265,000	5.63%, 03/19/2114	392,183

			5,935,518

		Nigeria - 0.0%
NGN	93,975,000	Nigeria Government Bond 12.15%, 07/18/2034	415,888

		Peru - 0.1%
PEN	4,610,000	Peru Government Bond 5.20%, 09/12/2023	1,273,389

The accompanying notes are an integral part of these financial statements.

185

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.0% - (continued)
		Peru - 0.1% - (continued)
$	1,050,000	Peruvian Government International Bond 4.13%, 08/25/2027	$1,055,250

			2,328,639

		Poland - 0.1%
PLN	8,254,000	Poland Government Bond 3.25%, 07/25/2025	2,243,306

		Romania - 0.0%
RON	1,300,000	Romania Government Bond 5.85%, 04/26/2023	379,610

		Russia - 0.0%
RUB	39,780,000	Russian Federal Bond - OFZ 7.50%, 02/27/2019	580,721

		South Africa - 0.1%
ZAR	28,880,000	South Africa Government Bond 7.75%, 02/28/2023	2,049,293

		Thailand - 0.1%
THB	36,595,000	Thailand Government Bond 3.85%, 12/12/2025	1,137,145

		Tunisia - 0.1%
	$1,865,000	Banque Centrale de Tunisie S.A. 5.75%, 01/30/2025 (6)	1,748,736

		Turkey - 0.5%
		Turkey Government Bond
TRY	15,417,278	2.50%, 05/04/2016 (7)	5,293,509
	13,750,000	7.10%, 03/08/2023	4,093,778

			9,387,287

		Uruguay - 0.4%
		Uruguay Government International Bond
UYU	58,292,735	3.70%, 06/26/2037 (7)	1,484,320
	81,322,333	4.25%, 04/05/2027 (7)	2,430,132
$	3,805,000	4.38%, 10/27/2027	3,776,462
UYU	18,856,485	4.38%, 12/15/2028 (7)	564,060

			8,254,974

		Total Foreign Government Obligations (cost $60,311,277)	$56,641,225

MUNICIPAL BONDS - 1.0%
		Development - 0.1%
		State of California
$	1,300,000	7.50%, 04/01/2034	$1,840,618
	345,000	7.60%, 11/01/2040	516,582
	80,000	7.63%, 03/01/2040	117,698

			2,474,898

		General - 0.3%
	2,695,000	Chicago Transit Auth 6.90%, 12/01/2040	3,030,398
		Puerto Rico Commonwealth Gov’t Employees Retirement System
	2,870,000	6.15%, 07/01/2038	846,650
	750,000	6.20%, 07/01/2039	221,250
	3,350,000	6.30%, 07/01/2043	1,005,000
	975,000	6.55%, 07/01/2058	292,500

			5,395,798

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 1.0% - (continued)
		General Obligation - 0.4%
$	4,035,000	California State GO, Taxable 7.55%, 04/01/2039	$5,955,579
	1,300,000	Illinois State, GO 5.10%, 06/01/2033	1,199,250

			7,154,829

		Higher Education - 0.1%
	2,365,000	University of California 4.60%, 05/15/2031	2,511,512

		Utility - Electric - 0.1%
	1,285,000	Municipal Elec Auth Georgia 6.64%, 04/01/2057	1,528,649

		Total Municipal Bonds (cost $20,498,346)	$19,065,686

SENIOR FLOATING RATE INTERESTS - 5.4% (8)
		Advertising - 0.0%
	480,162	Acosta Holdco, Inc. 4.25%, 09/26/2021	$467,918

		Aerospace/Defense - 0.1%
	956,945	BE Aerospace, Inc. 4.00%, 12/16/2021	961,328
	116,182	DigitalGlobe, Inc. 3.75%, 01/31/2020	115,746
	1,492,861	Transdigm, Inc. 3.50%, 05/14/2022	1,460,675

			2,537,749

		Agriculture - 0.0%
	288,050	Pinnacle Operating Corp. 4.75%, 11/15/2018	284,449

		Airlines - 0.0%
	442,488	Delta Air Lines, Inc. 3.25%, 10/18/2018	442,377

		Auto Manufacturers - 0.2%
		Chrysler Group LLC
	1,073,650	3.25%, 12/31/2018	1,069,624
	1,358,077	3.50%, 05/24/2017	1,356,163
	463,838	Jaguar Holding Co. 4.25%, 08/18/2022	456,629

			2,882,416

		Auto Parts & Equipment - 0.1%
	206,232	Affinia Group Intermediate Holdings, Inc. 4.94%, 04/27/2020	206,232
	335,750	CS Intermediate Holdco 2 LLC 4.00%, 04/04/2021	332,916
	338,774	MPG Holdco I, Inc. 3.75%, 10/20/2021	336,234
	1,029,136	Tower Automotive Holdings USA LLC 4.00%, 04/23/2020	1,016,272

			1,891,654

		Chemicals - 0.2%
	202,655	AIlnex (Luxembourg) & Cy SCA 4.50%, 10/03/2019	202,401
	105,148	AIlnex USA, Inc. 4.50%, 10/03/2019	105,016
	698,250	Chemours Co. 3.75%, 05/12/2022	638,200

The accompanying notes are an integral part of these financial statements.

186

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.4% (8) - (continued)
		Chemicals - 0.2% - (continued)
$	342,905	Huntsman International, LLC 3.26%, 04/19/2019	$337,333
		Ineos U.S. Finance LLC
	1,451,184	3.75%, 05/04/2018	1,431,840
	432,824	4.25%, 03/31/2022	426,332
	286,150	Nexeo Solutions LLC 5.00%, 09/08/2017	268,266
	688,669	Univar, Inc. 4.25%, 07/01/2022	678,587

			4,087,975

		Coal - 0.1%
	325,000	American Energy - Marcellus LLC 5.25%, 08/04/2020	150,150
	1,814,844	Arch Coal, Inc. 6.25%, 05/16/2018	935,788

			1,085,938

		Commercial Services - 0.1%
	386,113	Interactive Data Corp. 4.75%, 05/02/2021	385,950
	419,741	Moneygram International, Inc. 4.25%, 03/27/2020	394,208
	409,818	ON Assignment, Inc. 3.75%, 06/05/2022	409,921
	1,119,025	ServiceMaster Co. 4.25%, 07/01/2021	1,118,152

			2,308,231

		Distribution/Wholesale - 0.0%
	416,500	ABC Supply Co., Inc. 3.50%, 04/16/2020	413,639

		Diversified Financial Services - 0.1%
	325,000	Delos Finance S.a.r.l. 3.50%, 03/06/2021	324,798
	213,389	TransFirst, Inc. 4.75%, 11/12/2021	213,212
	559,662	Walter Investment Management Corp. 4.75%, 12/19/2020	509,293

			1,047,303

		Electric - 0.2%
	1,007,025	Calpine Corp. 3.25%, 01/31/2022	980,591
	330,000	Chief Exploration & Development LLC 7.50%, 05/12/2021	261,360
	280,000	Energy Future Intermediate Holding Co. LLC 4.25%, 06/19/2016	279,826
	1,111,395	Seadrill Partners Finco LLC 4.00%, 02/21/2021	645,654
	1,275,350	Star West Generation LLC 4.25%, 03/13/2020	1,246,655
	350,000	Texas Competitive Electric Holdings Co. LLC 4.68%, 10/10/2017 (9)	118,188

			3,532,274

		Electronics - 0.1%
	1,505,222	CDW LLC 3.25%, 04/29/2020	1,499,953

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.4% (8) - (continued)
		Entertainment - 0.0%
$	267,975	Scientific Games International, Inc. 6.00%, 10/01/2021	$261,444

		Food - 0.2%
	992,677	Albertson’s LLC 5.50%, 08/25/2021	992,111
	1,103,200	Aramark Services, Inc. 3.25%, 02/24/2021	1,100,210
	315,000	B&G Foods, Inc. 0.00%, 10/07/2022 (10)	314,902
	510,000	Hostess Brands LLC 4.50%, 08/03/2022	510,474
	1,105,000	JBS USA LLC 4.00%, 10/30/2022	1,105,674
	256,186	Roundy’s Supermarkets, Inc. 5.75%, 03/03/2021	209,112
	451,785	U.S. Foods, Inc. 4.50%, 03/31/2019	451,433

			4,683,916

		Food Service - 0.0%
	286,375	Hearthside Food Solutions 4.50%, 06/02/2021	284,227

		Forest Products & Paper - 0.0%
	311,200	Wilsonart LLC 4.00%, 10/31/2019	308,674

		Healthcare-Products - 0.1%
	664,875	Mallinckrodt International Finance S.A. 3.25%, 03/19/2021	630,248
	290,000	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	286,738

			916,986

		Healthcare-Services - 0.4%
	505,390	American Renal Holdings, Inc. 4.50%, 09/20/2019	501,599
	444,375	Amsurg Corp. 3.50%, 07/16/2021	440,931
	188,100	CDRH Parent, Inc. 5.25%, 07/01/2021	154,242
		Community Health Systems, Inc.
	1,293,500	3.58%, 12/31/2018	1,286,489
	211,576	3.75%, 12/31/2019	210,552
	593,781	4.00%, 01/27/2021	591,804
	864,063	DaVita HealthCare Partners, Inc. 3.50%, 06/24/2021	865,955
	955,500	HCA, Inc. 3.08%, 05/01/2018	955,500
	454,390	IMS Health, Inc. 3.50%, 03/17/2021	452,768
	742,034	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	731,371
	695,960	Opal Acquisition, Inc. 5.00%, 11/27/2020	672,179
	859,125	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	845,525
	258,050	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	256,546

			7,965,461

The accompanying notes are an integral part of these financial statements.

187

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.4% (8) - (continued)
		Insurance - 0.4%
		Asurion LLC
$	460,171	5.00%, 05/24/2019	$438,313
	1,433,489	5.00%, 08/04/2022	1,352,856
	1,430,000	8.50%, 03/03/2021	1,284,026
	356,788	CGSC of Delaware Holdings Corp. 5.00%, 04/16/2020	321,405
	933,513	Evertec Group LLC 3.25%, 04/17/2020	903,463
	197,355	National Financial Partners Corp. 4.50%, 07/01/2020	194,086
		Sedgwick Claims Management Services, Inc.
	1,722,516	3.75%, 03/01/2021	1,690,218
	580,000	6.75%, 02/28/2022	540,490
	1,030,895	USI, Inc. 4.25%, 12/27/2019	1,017,040

			7,741,897

		Internet - 0.1%
	314,951	Lands’ End, Inc. 4.25%, 04/04/2021	288,706
	1,253,718	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	1,251,562

			1,540,268

		Leisure Time - 0.2%
	571,500	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	572,454
		Delta 2 (LUX) S.a.r.l.
	2,125,000	4.75%, 07/30/2021	2,081,608
	755,000	7.75%, 07/31/2022	718,669

			3,372,731

		Lodging - 0.2%
	2,096,286	Caesars Entertainment Operating Co. 11.00%, 03/01/2017 (9)	1,917,221
	330,813	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	290,013
	314,213	Eldorado Resorts LLC 4.25%, 07/13/2022	313,820
	528,125	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	528,949
	524,113	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	518,872
	607,813	MGM Resorts International 3.50%, 12/20/2019	606,548
	173,491	Station Casinos LLC 4.25%, 03/02/2020	173,491

			4,348,914

		Machinery-Construction & Mining - 0.1%
		American Rock Salt Holdings LLC
	1,092,120	4.75%, 05/20/2021	1,068,093
	466,557	Neff Rental LLC 7.25%, 06/09/2021	422,234

			1,490,327

		Machinery-Diversified - 0.0%
	950,400	Gates Global, Inc. 4.25%, 07/05/2021	890,468

		Media - 0.4%
	594,796	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	581,092

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.4% (8) - (continued)
		Media - 0.4% - (continued)
$	775,663	AVSC Holding Corp. 4.50%, 01/24/2021	$758,854
		Charter Communications Operating LLC
	1,348,950	3.00%, 07/01/2020	1,335,042
	483,863	3.00%, 01/04/2021	478,724
	565,000	3.50%, 01/24/2023	564,203
	557,152	Media General, Inc. 4.00%, 07/31/2020	556,110
	750,000	Neptune Finco Corp. 5.00%, 10/09/2022	752,145
		Numericable U.S. LLC
	545,875	4.50%, 05/21/2020	538,304
	1,177,265	Tribune Media Co. 3.75%, 12/27/2020	1,173,592
	989,782	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	983,774

			7,721,840

		Metal Fabricate/Hardware - 0.0%
	857,500	Rexnord LLC 4.00%, 08/21/2020	846,601

		Mining - 0.1%
	206,850	Ardagh Holdings USA, Inc. 4.00%, 12/17/2019	206,463
	837,260	FMG Resources August 2006 Pty Ltd. 4.25%, 06/30/2019	706,589
	288,965	Minerals Technologies, Inc. 3.75%, 05/09/2021	287,280

			1,200,332

		Miscellaneous Manufacturing - 0.0%
	152,457	Husky Injection Molding Systems Ltd. 4.25%, 06/30/2021	149,370

		Oil & Gas - 0.0%
	256,750	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	165,925
	648,428	Fieldwood Energy LLC 3.88%, 09/28/2018	568,509
	350,000	Templar Energy LLC 8.50%, 11/25/2020	149,040

			883,474

		Packaging & Containers - 0.3%
		Berry Plastics Holding Corp.
	1,511,250	3.50%, 02/08/2020	1,496,923
	525,000	4.00%, 10/01/2022	525,730
	677,366	BWAY Holding Co., Inc. 5.50%, 08/14/2020	678,775
	281,080	Mauser U.S. Corp. 4.50%, 07/31/2021	277,334
	299,250	Owens-Illinois, Inc. 3.50%, 08/06/2022	299,872
	1,464,724	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	1,467,170
	544,444	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	533,556

			5,279,360

		Pharmaceuticals - 0.1%
	1,185,000	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	1,163,338

The accompanying notes are an integral part of these financial statements.

188

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.4% (8) - (continued)
		Pharmaceuticals - 0.1% - (continued)
$	584,045	Valeant Pharmaceuticals International, Inc. 4.00%, 04/01/2022	$542,140

			1,705,478

		Pipelines - 0.1%
	650,588	Energy Transfer Equity L.P. 4.00%, 12/02/2019	629,210
	645,000	EP Energy LLC 4.50%, 04/30/2019	579,423
	360,750	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	353,535

			1,562,168

		Real Estate - 0.1%
		DTZ U.S. Borrower LLC
	822,938	4.25%, 11/04/2021	814,198
	235,000	9.25%, 11/04/2022	233,237

			1,047,435

		Retail - 0.4%
	398,000	Bass Pro Group LLC 4.00%, 06/05/2020	392,858
	314,183	Burger King 3.75%, 12/12/2021	314,708
	165,000	Coty, Inc. 0.00%, 10/27/2022 (10)	165,619
	383,343	Dollar Tree, Inc. 3.50%, 07/06/2022	383,822
	335,000	Galleria Co. 0.00%, 09/22/2022 (10)	335,315
		Michaels Stores, Inc.
	844,439	3.75%, 01/28/2020	843,780
	597,438	4.00%, 01/28/2020	598,435
	677,250	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	661,097
	675,000	Party City Holdings, Inc. 4.25%, 08/19/2022	674,663
	1,791,000	PetSmart, Inc. 4.25%, 03/11/2022	1,790,033
	115,000	Rite Aid Corp. 5.75%, 08/21/2020	115,095
	695,000	Staples, Inc. 0.00%, 04/07/2021 (10)	691,212

			6,966,637

		Semiconductors - 0.2%
	562,329	Avago Technologies Cayman Ltd. 3.75%, 05/06/2021	562,171
		Freescale Semiconductor, Inc.
	443,610	4.25%, 02/28/2020	443,095
	589,474	5.00%, 01/15/2021	589,208
	571,689	Lattice Semiconductor Corp. 5.25%, 03/10/2021	525,954
	700,308	NXP B.V. 3.25%, 01/11/2020	690,098

			2,810,526

		Software - 0.5%
	159,600	Epicor Software Corp. 4.75%, 06/01/2022	158,523
		First Data Corp.
	3,005,000	3.70%, 03/24/2018	2,980,329

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.4% (8) - (continued)
		Software - 0.5% - (continued)
$	840,000	3.95%, 07/08/2022	$837,640
	380,000	4.20%, 03/24/2021	380,000
	561,666	Hyland Software, Inc. 4.75%, 07/01/2022	556,471
	1,011,990	Infor US, Inc. 3.75%, 06/03/2020	983,846
		Kronos, Inc.
	1,218,967	4.50%, 10/30/2019	1,215,615
	314,424	9.75%, 04/30/2020	317,700
		SS&C Technologies, Inc.
	818,164	4.00%, 07/08/2022	820,209
	721,186	Verint Systems, Inc. 3.50%, 09/06/2019	719,203

			8,969,536

		Telecommunications - 0.3%
	463,838	Altice Financing S.A. 5.25%, 02/04/2022	460,475
	240,000	CommScope, Inc. 3.75%, 12/29/2022	239,551
	1,690,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	1,685,775
	319,184	LTS Buyer LLC 4.00%, 04/13/2020	313,997
	1,817,000	SBA Senior Finance II LLC 3.25%, 03/24/2021	1,802,518
	455,675	Syniverse Holdings, Inc. 4.00%, 04/23/2019	411,816
	135,000	TransFirst, Inc. 9.00%, 11/12/2022	134,775
		Ziggo Financing Partnership
	1,300,000	3.50%, 01/15/2022	1,279,239

			6,328,146

		Transportation - 0.0%
		Kenan Advantage Group, Inc.
	35,000	1.50%, 01/23/2017 (11)	34,858
	390,000	4.00%, 07/31/2022	388,417

			423,275

		Trucking & Leasing - 0.0%
	504,400	Consolidated Container Co. 5.00%, 07/03/2019	479,180

		Total Senior Floating Rate Interests (cost $106,283,021)	$102,660,547

U.S. GOVERNMENT AGENCIES - 37.0%
		FHLMC - 10.8%
	28,058,850	0.33%, 10/25/2020 (2)(3)	$298,260
	13,119,292	1.97%, 08/25/2018 (2)(3)	607,701
	1,865,000	2.05%, 10/25/2027 (2)	1,845,514
	2,066,000	2.40%, 02/25/2024 (2)	2,078,254
	2,051,000	2.60%, 10/25/2024 (2)	2,071,005
	1,925,000	2.60%, 01/25/2025 (2)	1,944,952
	2,250,000	2.70%, 08/25/2024 (2)	2,266,864
	2,330,000	2.80%, 12/25/2027 (2)	2,326,412
	2,150,000	2.84%, 03/25/2028 (2)	2,145,634
	2,295,534	3.00%, 08/01/2029	2,397,468
	9,640,000	3.00%, 11/01/2030 (12)	10,017,814

The accompanying notes are an integral part of these financial statements.

189

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 37.0% - (continued)
		FHLMC - 10.8% - (continued)
$	24,300,000	3.00%, 11/01/2045 (12)	$24,485,603
	4,600,000	3.50%, 11/01/2030 (12)	4,848,041
	4,721,438	3.50%, 08/01/2034	4,947,181
	37,500,000	3.50%, 11/01/2045 (12)	38,932,616
	5,290,465	4.00%, 08/01/2025	5,641,997
	4,459,641	4.00%, 05/01/2042	4,750,565
	1,109,973	4.00%, 08/01/2042	1,184,393
	1,771,860	4.00%, 09/01/2042	1,890,659
	523,141	4.00%, 07/01/2044	559,495
	38,700,000	4.00%, 11/01/2045 (12)	41,111,192
	19,300,000	4.00%, 12/01/2045 (12)	20,464,787
	930,237	4.50%, 03/15/2041	1,072,970
	14,400,000	4.50%, 11/01/2045 (12)	15,572,249
	22,178	5.50%, 11/01/2037	24,739
	1,925	5.50%, 02/01/2038	2,160
	98,416	5.50%, 04/01/2038	109,608
	89,239	5.50%, 06/01/2038	99,453
	5,335,337	5.50%, 08/01/2038	5,950,184
	258,006	5.50%, 05/01/2040	287,615
	1,095,867	5.50%, 08/01/2040	1,220,457
	912,961	5.50%, 06/01/2041	1,018,007
	450,989	6.00%, 01/01/2023	492,341
	103,815	6.00%, 11/01/2032	118,970
	200,061	6.00%, 11/01/2033	229,215
	158,694	6.00%, 02/01/2034	182,206
	260,991	6.00%, 07/01/2034	299,233
	86,344	6.00%, 08/01/2034	99,137
	144,539	6.00%, 09/01/2034	164,923
	56,897	6.00%, 01/01/2035	64,926
	74,094	6.00%, 03/01/2035	84,914
	49,976	6.00%, 05/01/2038	56,386
	546,426	6.00%, 06/01/2038	619,260
	200,000	6.00%, 11/01/2045 (12)	225,990

			204,811,350

		FNMA - 15.6%
	60,000	2.44%, 01/01/2023	59,951
	14,150,000	2.50%, 11/01/2030 (12)	14,404,259
	553,373	2.50%, 01/01/2043	540,668
	3,163,565	2.50%, 02/01/2043	3,090,971
	2,417,729	2.50%, 03/01/2043	2,362,158
	932,519	2.50%, 04/01/2043	911,139
	456,154	2.50%, 06/01/2043	445,664
	944,202	2.50%, 08/01/2043	922,523
	600,000	2.50%, 11/01/2045 (12)	585,727
	1,014,380	2.64%, 03/01/2027	984,865
	4,225,000	2.65%, 06/01/2025	4,186,852
	5,600,000	2.69%, 04/01/2025	5,568,767
	2,175,000	2.78%, 02/01/2027	2,136,427
	2,029,000	2.78%, 03/01/2027	1,984,321
	2,205,000	2.82%, 07/01/2025	2,217,710
	2,630,000	2.85%, 02/01/2027	2,593,963
	3,225,000	2.97%, 06/01/2027	3,205,349
	4,262,000	2.97%, 06/01/2030	4,111,363
	7,733,056	3.00%, 01/25/2028 (3)	782,884
	18,625,000	3.00%, 11/01/2030 (12)	19,373,492
	30,175,000	3.00%, 11/01/2045 (12)	30,491,837
	1,371,000	3.13%, 02/01/2027	1,380,491
	285,000	3.16%, 12/01/2026	288,241
	1,465,000	3.21%, 05/01/2023	1,533,322
	265,200	3.24%, 12/01/2026	270,479

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 37.0% - (continued)
		FNMA - 15.6% - (continued)
$	489,377	3.26%, 05/01/2024	$512,742
	690,479	3.30%, 12/01/2026	707,583
	255,000	3.34%, 04/01/2024	268,043
	572,645	3.41%, 11/01/2024	602,875
	1,941,510	3.42%, 04/01/2024	2,049,142
	98,889	3.45%, 01/01/2024	104,594
	102,443	3.47%, 01/01/2024	108,493
	1,785,182	3.50%, 05/25/2030 (3)	242,943
	81,950,000	3.50%, 11/01/2045 (12)	85,284,341
	252,764	3.67%, 08/01/2023	270,499
	70,000	3.70%, 10/01/2023	75,318
	95,000	3.76%, 03/01/2024	102,554
	140,000	3.86%, 12/01/2025	150,262
	70,000	3.86%, 11/01/2023	76,258
	238,074	3.87%, 10/01/2025	255,609
	310,697	3.89%, 05/01/2030	343,029
	325,000	3.93%, 10/01/2023	354,437
	137,368	3.96%, 05/01/2034	153,928
	85,000	3.97%, 05/01/2029	91,416
	1,589,965	4.00%, 06/01/2025	1,689,321
	646,258	4.00%, 08/01/2042	690,959
	969,559	4.00%, 04/01/2045	1,035,363
	1,193,427	4.00%, 05/01/2045	1,274,425
	877,312	4.00%, 06/01/2045	936,856
	1,275,000	4.00%, 11/01/2045 (12)	1,357,178
	8,500,000	4.00%, 12/01/2045 (12)	9,031,581
	1,240,014	4.02%, 11/01/2028	1,339,415
	201,445	4.06%, 10/01/2028	221,376
	830,747	4.50%, 08/01/2024	897,569
	82,066	4.50%, 04/01/2025	88,629
	418,396	4.50%, 08/01/2040	456,906
	5,161,654	4.50%, 10/01/2040	5,608,458
	2,309,755	4.50%, 10/01/2041	2,510,827
	2,168,656	4.50%, 09/01/2043	2,357,430
	39,475,000	4.50%, 11/01/2045 (12)	42,769,311
	20,855	5.00%, 04/01/2018	21,722
	48,380	5.00%, 05/01/2018	50,283
	344,847	5.00%, 06/01/2018	358,386
	23,605	5.00%, 07/01/2018	24,550
	81,076	5.00%, 12/01/2019	84,237
	319,953	5.00%, 01/01/2022	332,298
	685,773	5.00%, 04/25/2038	742,275
	9,700,000	5.00%, 11/01/2045 (12)	10,691,219
	8,842	5.50%, 01/01/2017	8,997
	19,895	5.50%, 11/01/2018	20,590
	91,629	5.50%, 08/01/2019	97,127
	93,857	5.50%, 09/01/2019	99,003
	144,405	5.50%, 10/01/2019	152,161
	22,004	5.50%, 05/01/2020	23,292
	811,376	5.50%, 06/01/2022	884,509
	314,938	5.50%, 06/01/2033	354,589
	1,187,794	5.50%, 07/01/2033	1,336,941
	93,523	5.50%, 08/01/2033	105,400
	4,311,953	5.50%, 11/01/2035	4,871,735
	1,149,845	5.50%, 04/01/2036	1,292,773
	2,030,523	5.50%, 11/01/2037	2,276,787
	2,288,682	5.50%, 06/25/2042 (3)	376,290
	546	6.00%, 05/01/2016	548
	19,106	6.00%, 05/01/2017	19,149
	17,999	6.00%, 11/01/2031	20,381
	235,241	6.00%, 12/01/2032	269,480

The accompanying notes are an integral part of these financial statements.

190

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 37.0% - (continued)
		FNMA - 15.6% - (continued)
$	400,357	6.00%, 03/01/2033	$458,230
	1,081,485	6.00%, 02/01/2037	1,226,591
	798,035	6.00%, 12/01/2037	903,626
	353,534	6.00%, 03/01/2038	401,242
	277,006	6.00%, 10/01/2038	313,658
	35,138	7.00%, 10/01/2037	38,517
	2,603	7.50%, 12/01/2029	2,769
	20,660	7.50%, 03/01/2030	24,832
	27,791	7.50%, 09/01/2031	30,501

			296,367,781

		GNMA - 10.6%
	295,432	3.00%, 11/15/2042	302,557
	294,562	3.00%, 06/15/2043	301,653
	265,669	3.00%, 07/15/2043	271,157
	362,987	3.00%, 10/15/2044	370,486
	338,735	3.00%, 02/15/2045	345,733
	220,766	3.00%, 03/15/2045	225,327
	998,294	3.00%, 04/15/2045	1,018,916
	758,365	3.00%, 04/20/2045	775,672
	296,535	3.00%, 06/15/2045	302,660
	991,658	3.00%, 06/20/2045	1,014,290
	9,300,509	3.00%, 07/15/2045	9,492,631
	48,947,590	3.00%, 07/20/2045	50,064,705
	1,556,719	3.00%, 08/20/2045	1,592,247
	1,008,048	3.50%, 05/15/2042	1,057,111
	2,154,685	3.50%, 12/15/2042	2,260,046
	1,599,902	3.50%, 03/15/2043	1,678,079
	1,680,659	3.50%, 04/15/2043	1,763,775
	6,032,769	3.50%, 05/15/2043	6,324,337
	56,300,000	3.50%, 11/01/2045 (12)	58,988,545
	5,021,061	4.00%, 09/20/2040	5,388,935
	661,989	4.00%, 10/20/2040	713,469
	1,120,000	4.00%, 12/20/2040	1,201,943
	538,851	4.00%, 05/16/2042 (3)	79,924
	10,875,000	4.00%, 11/01/2045 (12)	11,582,099
	88,106	4.50%, 07/15/2033	95,920
	223,171	4.50%, 05/15/2040	244,858
	830,826	4.50%, 06/15/2041	907,906
	12,100,000	4.50%, 11/01/2045 (12)	13,022,625
	1,846,384	5.00%, 06/15/2041	2,043,538
	2,353,848	5.00%, 10/16/2041 (3)	424,307
	2,981,197	5.00%, 03/15/2044	3,291,364
	5,600,000	5.00%, 11/01/2045 (12)	6,146,874
	798,365	5.50%, 05/15/2033	913,576
	68,926	5.50%, 06/15/2035	77,963
	284,458	5.50%, 04/15/2038	318,674
	3,800,000	5.50%, 11/01/2045 (12)	4,244,481
	83,797	6.00%, 02/15/2029	94,525
	203,157	6.00%, 11/15/2032	235,910
	245,502	6.00%, 02/15/2033	277,866
	84,675	6.00%, 07/15/2033	98,186
	172,598	6.00%, 10/15/2034	196,697
	764,008	6.00%, 03/15/2036	892,580
	8,772	6.00%, 05/15/2036	10,163
	247,178	6.00%, 10/15/2036	286,210
	104,391	6.00%, 01/15/2037	120,611
	269,106	6.00%, 02/15/2037	310,785
	491,938	6.00%, 06/15/2037	568,305
	224,562	6.00%, 11/15/2037	253,795
	1,317	6.00%, 03/15/2038	1,486

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 37.0% - (continued)
		GNMA - 10.6% - (continued)
$	135,556	6.00%, 06/15/2038	$156,419
	323,836	6.00%, 08/15/2038	368,134
	286,792	6.00%, 10/15/2038	323,746
	397,092	6.00%, 11/15/2038	453,792
	243,689	6.00%, 12/15/2038	282,809
	247,933	6.00%, 01/15/2039	281,037
	6,318	6.00%, 03/15/2039	7,131
	966,703	6.00%, 04/15/2039	1,100,900
	538,653	6.00%, 08/15/2039	608,612
	39,857	6.00%, 09/15/2039	44,960
	217,314	6.00%, 11/15/2039	245,542
	100,446	6.00%, 03/15/2040	113,304
	31,037	6.00%, 06/15/2040	35,033
	353,135	6.00%, 12/15/2040	401,635
	1,151,228	6.00%, 06/15/2041	1,308,112
	2,200,000	6.00%, 11/01/2045 (12)	2,478,438
	17,304	6.50%, 09/15/2028	19,859
	3,078	6.50%, 10/15/2028	3,532
	5,730	6.50%, 12/15/2028	6,575
	78,948	6.50%, 05/15/2029	91,354
	111,498	6.50%, 08/15/2031	127,956
	17,404	6.50%, 09/15/2031	19,973
	64,869	6.50%, 10/15/2031	74,445
	198,331	6.50%, 11/15/2031	227,607
	58,098	6.50%, 01/15/2032	66,673
	38,471	6.50%, 03/15/2032	45,547
	8,394	6.50%, 04/15/2032	9,633
	51,079	6.50%, 07/15/2032	58,619

			201,156,879

		Total U.S. Government Agencies (cost $700,360,870)	$702,336,010

U.S. GOVERNMENT SECURITIES - 10.1%
		U.S. Treasury Securities - 10.1%
		U.S. Treasury Bonds - 6.1%
	68,488,364	0.25%, 01/15/2025 (7)	$65,804,100
	16,530,000	2.50%, 02/15/2045	15,054,995
	6,525,000	2.88%, 08/15/2045	6,447,196
	3,440,000	3.00%, 11/15/2044	3,479,147
	9,045,000	3.00%, 05/15/2045	9,151,821
	10,790,000	3.13%, 08/15/2044	11,191,679
	530,000	3.38%, 05/15/2044	576,893
	3,560,000	3.63%, 02/15/2044	4,063,822

			115,769,653

		U.S. Treasury Notes - 4.0%
	19,079,000	0.63%, 07/31/2017 (13)	19,063,851
	12,740,000	0.88%, 04/30/2017	12,787,609
	530,000	1.00%, 09/15/2017	532,623
	16,000,000	1.50%, 12/31/2018	16,190,416
	23,748,000	1.63%, 07/31/2020	23,880,348
	4,700,000	3.13%, 04/30/2017 (14)	4,875,517

			77,330,364

		Total U.S. Government Securities (cost $195,086,172)	$193,100,017

The accompanying notes are an integral part of these financial statements.

191

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 0.1%
	Banks - 0.0%
469	U.S. Bancorp Series A	$374,379

	Diversified Financials - 0.1%
20,000	Citigroup Capital	508,000
5,600	Discover Financial Services Series B	149,464

		657,464

	Total Preferred Stocks (cost $1,028,750)	$1,031,843

	Total Long-Term Investments (cost $2,353,734,469)	$2,337,465,151

SHORT-TERM INVESTMENTS - 1.6%
	Other Investment Pools & Funds - 1.6%
29,858,319	Federated Prime Obligations Fund	29,858,319

	Total Short-Term Investments (cost $29,858,319)	$29,858,319

Total Investments Excluding Purchased Options (cost $2,383,592,788)	124.6%	$2,367,323,470

Total Purchased Options (cost $1,285,696)	0.1%	$1,261,504

Total Investments (cost $2,384,878,484) ^	124.7%	$2,368,584,974
Other Assets and Liabilities	(24.7)%	(468,653,748)

Total Net Assets	100.0%	$1,899,931,226

The accompanying notes are an integral part of these financial statements.

192

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $2,385,565,443 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$23,451,265
Unrealized Depreciation	(40,431,734)

Net Unrealized Depreciation	$(16,980,469)

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $471,912,523, which represents 24.8% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(3)	Securities disclosed are interest-only strips.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $934,035 at October 31, 2015.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $43,423,014, which represents 2.3% of total net assets.

(7)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2015.

(9)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(10)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(11)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2015, the aggregate value of the unfunded commitment was $34,858, which rounds to zero percent of total net assets.

(12)	Represents or includes a TBA transaction.

(13)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(14)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(15)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

OTC Option Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
HKD Call/USD Put	GSC	7.75 HKD per USD	03/01/16	HKD	39,540,000	$17,677	$17,286	$391

Total purchased option contracts					39,540,000	$17,677	$17,286	$391

The accompanying notes are an integral part of these financial statements.

193

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Swaption Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption USD	JPM	2.77%	10/27/25	USD	4,435,000	$603,128	$634,205	$(31,077)

Puts
Interest Rate Swaption USD	JPM	2.77%	10/27/25	USD	4,435,000	$640,699	$634,205	$6,494

Total purchased swaption contracts					8,870,000	$1,243,827	$1,268,410	$(24,583)

Futures Contracts Outstanding at October 31, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Long position contracts:
90-Day Eurodollar Future	381	03/14/2016	$94,782,896	$94,735,650	$(47,246)
U.S. Treasury 2-Year Note Future	280	12/31/2015	61,318,363	61,223,750	(94,613)
U.S. Treasury 5-Year Note Future	2,879	12/31/2015	345,317,765	344,827,728	(490,037)
U.S. Treasury Long Bond Future	151	12/21/2015	23,577,840	23,622,063	44,223

Total					$(587,673)

Short position contracts:
90-Day Eurodollar Future	381	03/13/2017	$94,268,121	$94,154,625	$113,496
U.S. Treasury 10-Year Note Future	1,831	12/21/2015	233,869,070	233,795,812	73,258
U.S. Treasury CME Ultra Long Term Bond Future	48	12/21/2015	7,601,173	7,668,001	(66,828)

Total					$119,926

Total futures contracts					$(467,747)

TBA Sale Commitments Outstanding at October 31, 2015
Description	Principal Amount	Maturity Date	Market Value †	Unrealized Appreciation/ (Depreciation)
FHLMC, 5.00%	$1,900,000	11/01/2045	$(2,081,316)	$4,676
FHLMC, 5.50%	1,800,000	11/01/2045	(1,995,821)	(1,196)
FNMA, 3.50%	5,200,000	11/01/2030	(5,490,062)	2,641
FNMA, 4.00%	34,450,000	11/01/2045	(36,670,406)	95,805
FNMA, 5.50%	19,600,000	11/01/2045	(21,898,712)	(14,087)
FNMA, 6.00%	2,000,000	11/01/2045	(2,266,250)	(6,562)
GNMA, 3.00%	36,000,000	11/01/2045	(36,770,623)	123,152
GNMA, 4.00%	29,000,000	11/01/2045	(30,862,345)	9,777

Total (proceeds $138,249,741)			$(138,035,535)	$214,206

At October 31, 2015, the aggregate market value of these securities represents (7.3)% of total net assets.

The accompanying notes are an integral part of these financial statements.

194

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015
	Counter- party			(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Reference Entity		Notional Amount (a)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	BCLY	USD	118,647	(0.32%)	07/25/45	$67,037	$—	$23,305	$(43,732)
ABX.HE.AA.06-1	BCLY	USD	132,337	(0.32%)	07/25/45	74,772	—	25,994	(48,778)
ABX.HE.AA.06-1	BCLY	USD	822,315	(0.32%)	07/25/45	249,779	—	161,520	(88,259)
ABX.HE.AAA.06-1	CSI	USD	62,276	(0.18%)	07/25/45	934	—	1,234	300
ABX.HE.AAA.06-1	JPM	USD	2,265	(0.18%)	07/25/45	56	—	46	(10)
ABX.HE.AAA.06-1	JPM	USD	2,265	(0.18%)	07/25/45	55	—	45	(10)
ABX.HE.AAA.06-1	JPM	USD	6,794	(0.18%)	07/25/45	260	—	135	(125)
ABX.HE.AAA.06-1	MSC	USD	13,587	(0.18%)	07/25/45	442	—	270	(172)
ABX.HE.AAA.06-1	BCLY	USD	84,921	(0.18%)	07/25/45	7,909	—	1,683	(6,226)
ABX.HE.AAA.06-1	GSC	USD	116,625	(0.18%)	07/25/45	10,496	—	2,310	(8,186)
ABX.HE.AAA.06-1	BCLY	USD	92,847	(0.18%)	07/25/45	10,696	—	1,839	(8,857)
ABX.HE.AAA.06-2	JPM	USD	1,206,950	(0.11%)	05/25/46	234,928	—	229,183	(5,745)
ABX.HE.AAA.06-2	BOA	USD	3,004,350	(0.11%)	05/25/46	610,359	—	570,486	(39,873)
ABX.HE.AAA.07-1	JPM	USD	62,929	(0.09%)	08/25/37	15,554	—	14,468	(1,086)
ABX.HE.AAA.07-1	JPM	USD	58,996	(0.09%)	08/25/37	14,855	—	13,563	(1,292)
ABX.HE.AAA.07-1	GSC	USD	196,654	(0.09%)	08/25/37	47,494	—	45,212	(2,282)
ABX.HE.AAA.07-1	JPM	USD	62,929	(0.09%)	08/25/37	17,565	—	14,468	(3,097)
ABX.HE.AAA.07-1	MSC	USD	1,148,457	(0.09%)	08/25/37	270,758	—	264,039	(6,719)
ABX.HE.AAA.07-1	MSC	USD	424,772	(0.09%)	08/25/37	105,464	—	97,658	(7,806)
ABX.HE.AAA.07-1	GSC	USD	861,342	(0.09%)	08/25/37	209,094	—	198,028	(11,066)
ABX.HE.AAA.07-1	CSI	USD	1,868,208	(0.09%)	08/25/37	521,460	—	429,514	(91,946)
ABX.HE.PENAAA.06-2	JPM	USD	260,904	(0.11%)	05/25/46	34,850	—	31,278	(3,572)
ABX.HE.PENAAA.06-2	BCLY	USD	96,941	(0.11%)	05/25/46	15,874	—	11,622	(4,252)
ABX.HE.PENAAA.06-2	JPM	USD	823,403	(0.11%)	05/25/46	194,272	—	98,714	(95,558)
ABX.HE.PENAAA.06-2	MSC	USD	822,206	(0.11%)	05/25/46	199,385	—	98,570	(100,815)
ABX.HE.PENAAA.06-2	JPM	USD	860,504	(0.11%)	05/25/46	225,882	—	103,161	(122,721)
ABX.HE.PENAAA.06-2	GSC	USD	1,569,013	(0.11%)	05/25/46	392,253	—	188,100	(204,153)
CDX.EMS.24	BCLY	USD	80,673,600	(1.00%)	12/20/20	8,961,139	—	8,149,056	(812,083)
CMBX.NA.A.7	JPM	USD	1,520,000	(2.00%)	01/17/47	—	(30,991)	42,758	73,749
CMBX.NA.A.7	BCLY	USD	420,000	(2.00%)	01/17/47	—	(2,409)	11,843	14,252
CMBX.NA.A.7	JPM	USD	30,000	(2.00%)	01/17/47	—	(57)	844	901
CMBX.NA.A.7	JPM	USD	35,000	(2.00%)	01/17/47	493	—	985	492
CMBX.NA.AA.2	CSI	USD	1,417,460	(0.15%)	03/15/49	428,665	—	472,150	43,485
CMBX.NA.AA.2	GSC	USD	1,877,909	(0.15%)	03/15/49	594,650	—	625,531	30,881
CMBX.NA.AA.2	CSI	USD	180,568	(0.15%)	03/15/49	54,918	—	60,146	5,228
CMBX.NA.AA.2	CSI	USD	148,969	(0.15%)	03/15/49	47,243	—	49,621	2,378
CMBX.NA.AA.2	GSC	USD	573,304	(0.15%)	03/15/49	199,427	—	190,965	(8,462)
CMBX.NA.AA.2	GSC	USD	419,821	(0.15%)	03/15/49	150,107	—	139,840	(10,267)
CMBX.NA.AA.2	BOA	USD	1,494,202	(0.15%)	03/15/49	566,341	—	497,712	(68,629)
CMBX.NA.AA.2	BOA	USD	1,796,653	(0.15%)	03/15/49	680,978	—	598,458	(82,520)
CMBX.NA.AA.7	CSI	USD	2,935,000	(1.50%)	01/17/47	—	(15,048)	52,508	67,556
CMBX.NA.AA.7	CSI	USD	1,185,000	(1.50%)	01/17/47	—	(10,649)	21,141	31,790
CMBX.NA.AA.7	MSC	USD	760,000	(1.50%)	01/17/47	—	(8,863)	13,559	22,422
CMBX.NA.AA.7	MSC	USD	805,000	(1.50%)	01/17/47	—	(6,865)	14,362	21,227
CMBX.NA.AA.7	CSI	USD	700,000	(1.50%)	01/17/47	—	(7,616)	12,488	20,104
CMBX.NA.AA.7	CSI	USD	1,170,000	(1.50%)	01/17/47	4,550	—	20,874	16,324
CMBX.NA.AA.7	CSI	USD	1,185,000	(1.50%)	01/17/47	5,442	—	21,141	15,699
CMBX.NA.AA.7	CSI	USD	1,185,000	(1.50%)	01/17/47	6,335	—	21,141	14,806
CMBX.NA.AA.7	BOA	USD	350,000	(1.50%)	01/17/47	—	(3,808)	6,244	10,052
CMBX.NA.AA.7	CSI	USD	180,000	(1.50%)	01/17/47	—	(1,093)	3,211	4,304
CMBX.NA.AA.7	CSI	USD	220,000	(1.50%)	01/17/47	—	(52)	3,925	3,977
CMBX.NA.AA.7	CSI	USD	230,000	(1.50%)	01/17/47	3,396	—	4,104	708
CMBX.NA.AA.8	BCLY	USD	925,000	(1.50%)	10/17/57	41,291	—	34,358	(6,933)
CMBX.NA.AJ.1	JPM	USD	33,980	(0.84%)	10/12/52	649	—	235	(414)
CMBX.NA.AJ.1	JPM	USD	36,594	(0.84%)	10/12/52	1,048	—	252	(796)

The accompanying notes are an integral part of these financial statements.

195

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015 - (continued)
	Counter- party			(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Reference Entity		Notional Amount (a)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.AJ.1	DEUT	USD	86,258	(0.84%)	10/12/52	$1,874	$—	$595	$(1,279)
CMBX.NA.AJ.1	JPM	USD	49,664	(0.84%)	10/12/52	2,156	—	342	(1,814)
CMBX.NA.AJ.1	BOA	USD	460,042	(0.84%)	10/12/52	7,390	—	3,187	(4,203)
CMBX.NA.AJ.1	JPM	USD	91,486	(0.84%)	10/12/52	6,464	—	632	(5,832)
CMBX.NA.AJ.1	DEUT	USD	342,417	(0.84%)	10/12/52	23,969	—	2,364	(21,605)
CMBX.NA.AJ.1	MSC	USD	611,646	(0.84%)	10/12/52	42,815	—	4,222	(38,593)
CMBX.NA.AJ.2	GSC	USD	3,015,251	(1.09%)	03/15/49	220,914	—	286,388	65,474
CMBX.NA.AJ.2	CSI	USD	1,747,757	(1.09%)	03/15/49	140,239	—	166,001	25,762
CMBX.NA.AJ.2	GSC	USD	802,087	(1.09%)	03/15/49	58,765	—	76,182	17,417
CMBX.NA.AJ.2	DEUT	USD	1,975,510	(1.09%)	03/15/49	174,031	—	187,633	13,602
CMBX.NA.AJ.2	CBK	USD	821,891	(1.09%)	03/15/49	69,755	—	78,088	8,333
CMBX.NA.AJ.2	DEUT	USD	158,437	(1.09%)	03/15/49	11,937	—	15,048	3,111
CMBX.NA.AJ.2	JPM	USD	64,365	(1.09%)	03/15/49	5,330	—	6,114	784
CMBX.NA.AJ.2	DEUT	USD	64,365	(1.09%)	03/15/49	5,575	—	6,113	538
CMBX.NA.AJ.3	GSC	USD	956,318	(1.47%)	12/13/49	178,133	—	204,561	26,428
CMBX.NA.AJ.3	MLI	USD	1,123,921	(1.47%)	12/13/49	217,889	—	240,366	22,477
CMBX.NA.AJ.3	GSC	USD	916,883	(1.47%)	12/13/49	175,114	—	196,089	20,975
CMBX.NA.AJ.4	MSC	USD	4,062,276	(0.96%)	02/17/51	740,089	—	855,637	115,548
CMBX.NA.AJ.4	MSC	USD	1,240,427	(0.96%)	02/17/51	211,879	—	261,271	49,392
CMBX.NA.AJ.4	GSC	USD	1,057,576	(0.96%)	02/17/51	176,599	—	222,757	46,158
CMBX.NA.AJ.4	CSI	USD	1,408,453	(0.96%)	02/17/51	256,975	—	296,662	39,687
CMBX.NA.AJ.4	CBK	USD	1,013,098	(0.96%)	02/17/51	186,660	—	213,389	26,729
CMBX.NA.AJ.4	DEUT	USD	1,275,021	(0.96%)	02/17/51	241,920	—	268,558	26,638
CMBX.NA.AJ.4	MSC	USD	746,233	(0.96%)	02/17/51	146,819	—	157,180	10,361
CMBX.NA.AJ.4	MSC	USD	454,659	(0.96%)	02/17/51	89,453	—	95,765	6,312
CMBX.NA.AJ.4	MSC	USD	1,853,228	(0.96%)	02/17/51	724,547	—	390,345	(334,202)
CMBX.NA.AM.2	JPM	USD	265,000	(0.50%)	03/15/49	1,910	—	664	(1,246)
CMBX.NA.AM.2	JPM	USD	275,000	(0.50%)	03/15/49	4,255	—	688	(3,567)
CMBX.NA.AM.2	JPM	USD	650,000	(0.50%)	03/15/49	8,206	—	1,627	(6,579)
CMBX.NA.AM.2	MSC	USD	3,520,000	(0.50%)	03/15/49	17,396	—	8,858	(8,538)
CMBX.NA.AM.2	JPM	USD	385,000	(0.50%)	03/15/49	12,332	—	964	(11,368)
CMBX.NA.AM.2	MSC	USD	705,000	(0.50%)	03/15/49	34,796	—	1,764	(33,032)
CMBX.NA.AM.2	DEUT	USD	3,645,000	(0.50%)	03/15/49	209,588	—	9,123	(200,465)
CMBX.NA.AM.2	CSI	USD	3,645,000	(0.50%)	03/15/49	223,256	—	9,122	(214,134)
CMBX.NA.AM.4	CSI	USD	40,000	(0.50%)	02/17/51	1,112	—	817	(295)
CMBX.NA.AM.4	JPM	USD	40,000	(0.50%)	02/17/51	1,894	—	817	(1,077)
CMBX.NA.AM.4	CBK	USD	520,000	(0.50%)	02/17/51	11,789	—	10,627	(1,162)
CMBX.NA.AM.4	JPM	USD	100,000	(0.50%)	02/17/51	4,121	—	2,042	(2,079)
CMBX.NA.AM.4	JPM	USD	60,000	(0.50%)	02/17/51	4,734	—	1,225	(3,509)
CMBX.NA.AM.4	MSC	USD	105,000	(0.50%)	02/17/51	10,579	—	2,144	(8,435)
CMBX.NA.AM.4	MSC	USD	1,105,000	(0.50%)	02/17/51	247,644	—	22,568	(225,076)
CMBX.NA.AS.6	CSI	USD	1,330,000	(1.00%)	05/11/63	—	(2,623)	14,342	16,965
CMBX.NA.AS.6	CSI	USD	245,000	(1.00%)	05/11/63	1,037	—	2,636	1,599
CMBX.NA.AS.6	CSI	USD	100,000	(1.00%)	05/11/63	814	—	1,076	262
CMBX.NA.AS.6	CSI	USD	105,000	(1.00%)	05/11/63	1,629	—	1,129	(500)
CMBX.NA.AS.6	CSI	USD	3,165,000	(1.00%)	05/11/63	41,298	—	34,041	(7,257)
CMBX.NA.AS.7	CSI	USD	660,000	(1.00%)	01/17/47	3,474	—	12,408	8,934
CMBX.NA.AS.7	CSI	USD	780,000	(1.00%)	01/17/47	13,319	—	14,642	1,323
CMBX.NA.AS.7	CSI	USD	120,000	(1.00%)	01/17/47	960	—	2,253	1,293
CMBX.NA.AS.7	CSI	USD	50,000	(1.00%)	01/17/47	790	—	938	148
CMBX.NA.AS.7	CSI	USD	50,000	(1.00%)	01/17/47	1,140	—	939	(201)
CMBX.NA.AS.7	CBK	USD	1,445,000	(1.00%)	01/17/47	33,041	—	27,127	(5,914)
CMBX.NA.AS.7	CSI	USD	1,560,000	(1.00%)	01/17/47	35,819	—	29,285	(6,534)

Total						$20,323,379	$(90,074)	$18,145,252	$(2,088,053)

The accompanying notes are an integral part of these financial statements.

196

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015 - (continued)
	Counter- party			(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Reference Entity		Notional Amount (a)
Credit default swaps on indices: - (continued)
Sell protection:
CMBX.NA.A.2	MLI	USD	704,874	0.25%	03/15/49	$—	$(443,194)	$(440,521)	$2,673
CMBX.NA.A.2	GSC	USD	752,128	0.25%	03/15/49	—	(472,239)	(470,049)	2,190
CMBX.NA.A.2	JPM	USD	23,627	0.25%	03/15/49	—	(15,122)	(14,766)	356
CMBX.NA.A.2	MSC	USD	326,841	0.25%	03/15/49	—	(204,568)	(204,262)	306
CMBX.NA.A.2	BOA	USD	55,130	0.25%	03/15/49	—	(34,564)	(34,454)	110
CMBX.NA.A.2	GSC	USD	362,281	0.25%	03/15/49	—	(225,996)	(226,408)	(412)
CMBX.NA.A.2	DEUT	USD	27,565	0.25%	03/15/49	—	(16,791)	(17,227)	(436)
CMBX.NA.A.2	MSC	USD	724,563	0.25%	03/15/49	—	(452,278)	(452,827)	(549)
CMBX.NA.A.2	BOA	USD	496,168	0.25%	03/15/49	—	(309,416)	(310,081)	(665)
CMBX.NA.A.2	GSC	USD	362,281	0.25%	03/15/49	—	(225,420)	(226,408)	(988)
CMBX.NA.A.2	BOA	USD	842,698	0.25%	03/15/49	—	(473,545)	(526,645)	(53,100)
CMBX.NA.A.6	GSC	USD	1,210,000	2.00%	05/11/63	15,795	—	(15,649)	(31,444)
CMBX.NA.AAA.6	UBS	USD	7,225,000	0.50%	05/11/63	—	(192,487)	(147,323)	45,164
CMBX.NA.AAA.6	DEUT	USD	5,425,000	0.50%	05/11/63	—	(132,233)	(110,620)	21,613
CMBX.NA.AAA.6	CSI	USD	4,875,000	0.50%	05/11/63	—	(109,272)	(99,405)	9,867
CMBX.NA.AAA.6	BOA	USD	1,455,000	0.50%	05/11/63	—	(37,624)	(29,669)	7,955
CMBX.NA.AAA.6	UBS	USD	2,775,000	0.50%	05/11/63	—	(64,492)	(56,585)	7,907
CMBX.NA.AAA.6	CBK	USD	1,240,000	0.50%	05/11/63	—	(25,106)	(25,319)	(213)
CMBX.NA.AAA.6	CSI	USD	3,310,000	0.50%	05/11/63	—	(63,816)	(67,493)	(3,677)
CMBX.NA.AAA.6	GSC	USD	11,600,000	0.50%	05/11/63	—	(137,487)	(236,694)	(99,207)
CMBX.NA.AAA.7	MSC	USD	145,000	0.50%	01/17/47	—	(4,300)	(4,530)	(230)
CMBX.NA.AAA.7	CSI	USD	1,455,000	0.50%	01/17/47	—	(40,209)	(45,458)	(5,249)
CMBX.NA.AAA.7	CSI	USD	975,000	0.50%	01/17/47	—	(24,575)	(30,462)	(5,887)
CMBX.NA.AAA.7	BOA	USD	2,375,000	0.50%	01/17/47	—	(56,887)	(74,202)	(17,315)
CMBX.NA.AAA.8	GSC	USD	4,470,000	0.50%	10/17/57	—	(219,153)	(203,958)	15,195
CMBX.NA.AAA.8	BCLY	USD	5,200,000	0.50%	10/17/57	—	(249,625)	(237,412)	12,213
CMBX.NA.AAA.8	GSC	USD	2,235,000	0.50%	10/17/57	—	(109,576)	(101,979)	7,597
CMBX.NA.AAA.8	GSC	USD	2,235,000	0.50%	10/17/57	—	(109,400)	(101,979)	7,421
CMBX.NA.AAA.8	MSC	USD	2,610,000	0.50%	10/17/57	—	(124,777)	(119,162)	5,615
CMBX.NA.AAA.8	GSC	USD	2,185,000	0.50%	10/17/57	—	(104,459)	(99,758)	4,701
CMBX.NA.AAA.8	GSC	USD	440,000	0.50%	10/17/57	—	(21,122)	(20,089)	1,033
CMBX.NA.AAA.8	CSI	USD	2,455,000	0.50%	10/17/57	—	(112,759)	(112,017)	742
CMBX.NA.AAA.8	MLI	USD	5,055,000	0.50%	10/17/57	—	(231,185)	(230,651)	534
CMBX.NA.AAA.8	BCLY	USD	2,340,000	0.50%	10/17/57	—	(106,558)	(106,770)	(212)
CMBX.NA.AAA.8	CSFB	USD	2,615,000	0.50%	10/17/57	—	(115,193)	(119,354)	(4,161)
CMBX.NA.AAA.8	MSC	USD	1,770,000	0.50%	10/17/57	—	(73,123)	(80,737)	(7,614)
CMBX.NA.AAA.8	CSI	USD	3,385,000	0.50%	10/17/57	—	(119,849)	(154,404)	(34,555)
CMBX.NA.BB.6	BCLY	USD	285,000	5.00%	05/11/63	3,113	—	(4,600)	(7,713)
CMBX.NA.BB.6	BOA	USD	1,945,000	5.00%	05/11/63	—	(18,372)	(31,123)	(12,751)
CMBX.NA.BB.6	CBK	USD	1,515,000	5.00%	05/11/63	—	(11,434)	(24,243)	(12,809)
CMBX.NA.BB.6	CSI	USD	1,470,000	5.00%	05/11/63	—	(9,717)	(23,523)	(13,806)
CMBX.NA.BB.6	CSI	USD	1,520,000	5.00%	05/11/63	—	—	(24,323)	(24,323)
CMBX.NA.BB.6	CSI	USD	2,360,000	5.00%	05/11/63	30,100	—	(38,093)	(68,193)
CMBX.NA.BB.6	CSI	USD	2,495,000	5.00%	05/11/63	41,960	—	(39,925)	(81,885)
CMBX.NA.BB.8	CSI	USD	1,850,000	5.00%	10/17/57	—	(225,944)	(223,109)	2,835
CMBX.NA.BB.8	CSI	USD	1,175,000	5.00%	10/17/57	—	(142,109)	(141,704)	405
CMBX.NA.BB.8	BCLY	USD	925,000	5.00%	10/17/57	—	(111,894)	(111,554)	340
CMBX.NA.BB.8	CSI	USD	925,000	5.00%	10/17/57	—	(110,243)	(111,555)	(1,312)
CMBX.NA.BB.8	CSI	USD	40,000	5.00%	10/17/57	—	(2,414)	(4,819)	(2,405)
CMBX.NA.BB.8	GSC	USD	765,000	5.00%	10/17/57	—	(79,836)	(92,258)	(12,422)
CMBX.NA.BB.8	CSI	USD	335,000	5.00%	10/17/57	—	(25,572)	(40,355)	(14,783)
CMBX.NA.BB.8	CSI	USD	365,000	5.00%	10/17/57	—	(26,278)	(43,968)	(17,690)
CMBX.NA.BB.8	JPM	USD	460,000	5.00%	10/17/57	—	(34,256)	(55,411)	(21,155)
CMBX.NA.BB.8	CSI	USD	460,000	5.00%	10/17/57	—	(34,257)	(55,412)	(21,155)
CMBX.NA.BB.8	CSI	USD	375,000	5.00%	10/17/57	—	(23,452)	(45,173)	(21,721)
CMBX.NA.BB.8	MLI	USD	905,000	5.00%	10/17/57	—	(84,710)	(109,016)	(24,306)
CMBX.NA.BB.8	GSC	USD	380,000	5.00%	10/17/57	—	(19,843)	(45,828)	(25,985)

The accompanying notes are an integral part of these financial statements.

197

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015 - (continued)
	Counter- party			(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Reference Entity		Notional Amount (a)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BB.8	CSI	USD	925,000	5.00%	10/17/57	$—	$(78,587)	$(111,426)	$(32,839)
CMBX.NA.BB.8	GSC	USD	755,000	5.00%	10/17/57	—	(39,982)	(91,052)	(51,070)
CMBX.NA.BB.8	BOA	USD	1,100,000	5.00%	10/17/57	—	(78,556)	(132,507)	(53,951)
CMBX.NA.BB.8	BCLY	USD	1,255,000	5.00%	10/17/57	—	(77,355)	(151,527)	(74,172)
CMBX.NA.BB.8	BCLY	USD	1,120,000	5.00%	10/17/57	—	(60,472)	(135,071)	(74,599)
PrimeX.ARM.2	MSC	USD	1,873,814	4.58%	12/25/37	—	(137,514)	79,187	216,701
PrimeX.ARM.2	JPM	USD	156,711	4.58%	12/25/37	4,882	—	6,623	1,741
PrimeX.ARM.2	JPM	USD	66,042	4.58%	12/25/37	1,953	—	2,791	838
PrimeX.ARM.2	MSC	USD	92,907	4.58%	12/25/37	3,104	—	3,927	823
PrimeX.ARM.2	JPM	USD	63,804	4.58%	12/25/37	1,909	—	2,689	780
PrimeX.ARM.2	JPM	USD	50,371	4.58%	12/25/37	1,371	—	2,122	751

Total						$104,187	$(6,891,197)	$(7,345,563)	$(558,553)

Total traded indices						$20,427,566	$(6,981,271)	$10,799,689	$(2,646,606)

Credit default swaps on single-name issues:
Sell protection:
Russian Foreign Bond - Eurobond	CBK	USD	5,399,000	1.00%/ 2.77%	12/20/20	$—	$(655,563)	$(441,706)	$213,857

Total single-name issues						$—	$(655,563)	$(441,706)	$213,857

Total OTC contracts						$20,427,566	$(7,636,834)	$10,357,983	$(2,432,749)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2015
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	42,422,000	(5.00%)	12/20/20	$(1,097,923)	$(1,589,201)	$(491,278)
CDX.NA.IGS.24	USD	10,348,000	(1.00%)	12/20/20	(75,092)	(119,825)	(44,733)
ITRAXX.EUR.23	EUR	7,621,000	(1.00%)	06/20/20	(101,752)	(142,336)	(40,584)
ITRAXX.XOV.23	EUR	3,165,000	(5.00%)	06/20/20	(239,023)	(290,641)	(51,618)

Total					$(1,513,790)	$(2,142,003)	$(628,213)

Total					$(1,513,790)	$(2,142,003)	$(628,213)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

198

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Cross Currency Swap Contracts Outstanding at October 31, 2015
Receive	Pay	Maturity Date (1)	Counter- party	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Upfront Premiums Paid/ (Received)	Market Value †	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 2.65% based on the notional amount of currency received	12/16/16	BOA	USD 11,302,983	CNY 72,000,000	$(42,747)	$(93,931)	$(51,184)
Fixed Rate equal to 2.65% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	12/16/16	BOA	CNY 72,000,000	USD 11,302,983	42,747	160,041	117,294

Total						$—	$66,110	$66,110

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
BCLY	2.16% Fixed	CPURNSA	USD	3,915,000	09/22/25	$—	$—	$(9,024)	$(9,024)
BCLY	2.16% Fixed	CPURNSA	USD	2,385,000	09/22/25	—	—	(92,869)	(92,869)
BOA	1.81% Fixed	CPURNSA	USD	29,435,000	09/04/25	—	—	(158,820)	(158,820)
BOA	1.82% Fixed	CPURNSA	USD	22,955,000	09/22/25	—	—	(129,985)	(129,985)
DEUT	2.17% Fixed	CPURNSA	USD	3,920,000	09/22/25	—	—	(10,812)	(10,812)

Total						$—	$—	$(401,510)	$(401,510)

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2015
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
2.38% Fixed	3M USD LIBOR	USD	20,600,000	03/16/26	$—	$—	$(416,824)	$(416,824)
2.75% Fixed	3M USD LIBOR	USD	1,915,000	03/16/46	—	(101,841)	(72,840)	29,001

Total					$—	$(101,841)	$(489,664)	$(387,823)

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
BRL	Buy	12/02/15	SSG	$1,684,767	$1,814,310	$129,543
BRL	Buy	12/02/15	SCB	2,102,323	2,123,619	21,296
BRL	Buy	12/02/15	GSC	2,047,740	2,068,221	20,481
BRL	Buy	12/02/15	UBS	2,115,892	2,095,920	(19,972)
BRL	Sell	12/02/15	MSC	2,442,552	2,295,458	147,094
BRL	Sell	12/02/15	MSC	530,512	549,628	(19,116)
BRL	Sell	12/02/15	HSBC	833,956	859,194	(25,238)
BRL	Sell	12/02/15	MSC	2,848,979	2,940,752	(91,773)
BRL	Sell	12/02/15	MSC	4,993,086	5,556,548	(563,462)
CNY	Buy	07/28/16	JPM	1,674,111	1,639,776	(34,335)
CNY	Sell	07/28/16	GSC	299,620	307,800	(8,180)
CNY	Sell	07/28/16	DEUT	1,293,627	1,331,976	(38,349)
COP	Buy	12/16/15	SSG	659,572	676,543	16,971
COP	Sell	12/16/15	BNP	76,161	81,990	(5,829)

The accompanying notes are an integral part of these financial statements.

199

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
COP	Sell	12/16/15	SSG	$190,551	$205,756	$(15,205)
COP	Sell	12/16/15	MSC	367,841	388,796	(20,955)
COP	Sell	12/16/15	GSC	745,008	791,542	(46,534)
CRC	Sell	12/16/15	CBK	856,396	866,079	(9,683)
CZK	Sell	12/16/15	BNP	1,875,416	1,830,238	45,178
EUR	Buy	12/16/15	SSG	290,330	283,931	(6,399)
EUR	Buy	12/16/15	UBS	758,040	731,838	(26,202)
EUR	Buy	03/15/17	BOA	606,985	592,145	(14,840)
EUR	Buy	03/15/17	BOA	796,404	776,492	(19,912)
EUR	Buy	03/15/17	UBS	934,495	910,563	(23,932)
EUR	Sell	11/30/15	GSC	20,767,694	20,670,133	97,561
EUR	Sell	03/15/17	BOA	3,472,479	3,608,734	(136,255)
GBP	Buy	12/16/15	UBS	812,807	810,717	(2,090)
GBP	Buy	12/16/15	GSC	626,458	624,221	(2,237)
GBP	Sell	11/30/15	CBK	5,244,125	5,263,605	(19,480)
GBP	Sell	12/16/15	JPM	3,230,760	3,242,868	(12,108)
HKD	Buy	12/16/15	JPM	3,193,956	3,193,937	(19)
HKD	Sell	12/16/15	DEUT	4,788,813	4,790,711	(1,898)
HKD	Sell	03/03/16	GSC	2,549,586	2,551,509	(1,923)
HUF	Buy	12/16/15	HSBC	375,929	368,503	(7,426)
HUF	Buy	12/16/15	UBS	1,298,361	1,244,848	(53,513)
HUF	Buy	12/16/15	GSC	1,298,462	1,244,848	(53,614)
HUF	Sell	12/16/15	BOA	5,036,667	4,979,216	57,451
HUF	Sell	12/16/15	GSC	747,438	745,494	1,944
IDR	Buy	05/18/16	GSC	1,617,735	1,722,042	104,307
IDR	Sell	05/18/16	BCLY	876,134	871,355	4,779
IDR	Sell	05/18/16	JPM	852,988	850,686	2,302
INR	Buy	12/16/15	DEUT	1,840,474	1,887,220	46,746
INR	Sell	12/16/15	JPM	1,853,779	1,887,220	(33,441)
KES	Buy	12/16/15	CBK	1,430,110	1,517,819	87,709
KES	Sell	12/16/15	BCLY	285,763	303,566	(17,803)
KES	Sell	12/16/15	SCB	283,947	303,565	(19,618)
KES	Sell	12/16/15	SCB	427,274	455,344	(28,070)
KES	Sell	12/16/15	SCB	426,637	455,344	(28,707)
MXN	Buy	12/16/15	RBC	1,721,295	1,758,865	37,570
MXN	Buy	12/16/15	RBC	5,789,445	5,821,493	32,048
MXN	Buy	12/16/15	SCB	928,601	950,298	21,697
MXN	Buy	12/16/15	RBC	4,062,761	4,072,524	9,763
MXN	Sell	12/16/15	UBS	4,054,798	4,046,760	8,038
MXN	Sell	12/16/15	UBS	1,314,235	1,355,637	(41,402)
MXN	Sell	12/16/15	JPM	1,855,931	1,901,199	(45,268)
MXN	Sell	12/16/15	RBC	9,280,009	9,498,573	(218,564)
MYR	Buy	12/16/15	JPM	2,228,539	2,300,890	72,351
MYR	Buy	12/16/15	GSC	2,274,771	2,301,123	26,352
MYR	Buy	12/16/15	BCLY	2,276,107	2,300,890	24,783
MYR	Buy	12/16/15	BCLY	2,350,237	2,301,123	(49,114)
MYR	Sell	12/16/15	DEUT	3,782,619	3,766,760	15,859
MYR	Sell	12/16/15	HSBC	639,238	654,281	(15,043)
MYR	Sell	12/16/15	HSBC	5,217,844	5,237,734	(19,890)
MYR	Sell	12/16/15	DEUT	4,500,794	4,602,013	(101,219)
NGN	Sell	12/16/15	CBK	508,433	566,015	(57,582)
PEN	Sell	12/16/15	SSG	1,282,098	1,278,893	3,205
PLN	Sell	12/16/15	BOA	2,262,822	2,217,324	45,498
RON	Sell	12/16/15	JPM	381,237	375,551	5,686
RSD	Buy	12/16/15	GSC	432,779	420,987	(11,792)
RSD	Buy	12/16/15	CBK	1,468,662	1,426,245	(42,417)
RUB	Buy	12/16/15	MSC	3,815,439	3,885,326	69,887
RUB	Sell	12/16/15	JPM	4,035,471	3,931,937	103,534

The accompanying notes are an integral part of these financial statements.

200

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
RUB	Sell	12/16/15	CSFB	$342,918	$360,098	$(17,180)
RUB	Sell	12/16/15	JPM	411,103	431,319	(20,216)
RUB	Sell	12/16/15	JPM	537,618	560,074	(22,456)
RUB	Sell	12/16/15	CSFB	755,074	792,205	(37,131)
RUB	Sell	12/16/15	CSFB	1,026,650	1,077,611	(50,961)
RUB	Sell	12/16/15	BNP	1,164,153	1,224,094	(59,941)
THB	Sell	12/16/15	CBK	1,109,990	1,142,919	(32,929)
TRY	Sell	12/16/15	UBS	1,130,549	1,113,674	16,875
TRY	Sell	12/16/15	DEUT	931,644	924,566	7,078
TRY	Sell	12/16/15	NAB	919,283	915,433	3,850
TRY	Sell	12/16/15	BNP	1,116,216	1,117,057	(841)
TRY	Sell	12/16/15	MSC	234,232	247,634	(13,402)
TRY	Sell	12/16/15	BOA	1,245,266	1,312,593	(67,327)
TRY	Sell	12/16/15	JPM	1,845,991	1,923,557	(77,566)
TRY	Sell	12/16/15	HSBC	1,426,472	1,510,497	(84,025)
UYU	Sell	12/02/15	HSBC	999,058	1,002,566	(3,508)
UYU	Sell	12/02/15	HSBC	939,261	943,543	(4,282)
UYU	Sell	12/02/15	HSBC	997,681	1,002,566	(4,885)
UYU	Sell	12/16/15	CBK	755,960	754,943	1,017
UYU	Sell	12/16/15	CBK	755,739	754,977	762
ZAR	Buy	12/17/15	GSC	3,229,735	3,287,360	57,625
ZAR	Buy	12/17/15	JPM	1,697,509	1,643,644	(53,865)
ZAR	Buy	12/17/15	JPM	1,703,255	1,643,644	(59,611)
ZAR	Sell	12/17/15	CBK	2,584,086	2,585,540	(1,454)
ZAR	Sell	12/17/15	JPM	738,601	747,242	(8,641)
ZAR	Sell	12/17/15	BNP	1,774,814	1,786,930	(12,116)
ZAR	Sell	12/17/15	JPM	1,719,572	1,734,416	(14,844)
ZAR	Sell	12/17/15	GSC	1,701,197	1,734,416	(33,219)

Total						$(1,343,969)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CNY	Chinese Yuan
COP	Colombian Peso
CRC	Costa Rican Colon
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KES	Kenyan Shilling
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	New Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

201

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - (continued)

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
PAC	Planned Amortization Class
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

202

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$637,415,439	$—	$634,640,381	$2,775,058
Corporate Bonds	625,214,384	—	625,214,384	—
Foreign Government Obligations	56,641,225	—	56,641,225	—
Municipal Bonds	19,065,686	—	19,065,686	—
Senior Floating Rate Interests	102,660,547	—	102,660,547	—
U.S. Government Agencies	702,336,010	—	702,336,010	—
U.S. Government Securities	193,100,017	—	193,100,017	—
Preferred Stocks	1,031,843	1,031,843	—	—
Short-Term Investments	29,858,319	29,858,319	—	—
Purchased Options	1,261,504	—	1,261,504	—
Foreign Currency Contracts (2)	1,346,840	—	1,346,840	—
Futures Contracts (2)	230,977	230,977	—	—
Swaps - Credit Default (2)	1,549,148	—	1,549,148	—
Swaps - Cross Currency (2)	117,294	—	117,294	—
Swaps - Interest Rate (2)	29,001	—	29,001	—

Total	$2,371,858,234	$31,121,139	$2,337,962,037	$2,775,058

Liabilities
Foreign Currency Contracts (2)	$(2,690,809)	$—	$(2,690,809)	$—
Futures Contracts (2)	(698,724)	(698,724)	—	—
Swaps - Credit Default (2)	(4,610,110)	—	(4,610,110)	—
Swaps - Cross Currency (2)	(51,184)	—	(51,184)	—
Swaps - Interest Rate (2)	(818,334)	—	(818,334)	—
TBA Sale Commitments	(138,035,535)	—	(138,035,535)	—

Total	$(146,904,696)	$(698,724)	$(146,205,972)	$—

(1)	For the year ended October 31, 2015, investments valued at $23,157,369 were transferred from Level 1 to Level 2, and investments valued at $382,528 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

203

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2015

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Asset & Commercial Mortgage Backed Securities	Corporate Bonds	Total
Beginning balance	$47,161,181	$1,250,000	48,411,181
Purchases	2,802,680	—	2,802,680
Sales	(7,562,721)	—	(7,562,721)
Accrued discounts/(premiums)	22,106	—	22,106
Total realized gain/(loss)	1,338,191	—	1,338,191
Net change in unrealized appreciation/depreciation	(1,322,714)	—	(1,322,714)
Transfers into Level 3 (1)	—	—	—
Transfers out of Level 3 (1)	(39,663,665)	(1,250,000)	(40,913,665)

Ending balance	$2,775,058	$—	$2,775,058

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $(13,089).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

204

The Hartford Unconstrained Bond Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.6%
		Asset-Backed - Finance & Insurance - 14.1%
		Apidos CLO
$	415,000	1.71%, 07/18/2027 (1)(2)	$409,356
	390,000	1.87%, 01/16/2027 (1)(2)	387,699
		Atlas Senior Loan Fund Ltd.
	395,000	1.86%, 10/15/2026 (1)(2)	391,445
	335,000	1.87%, 07/16/2026 (1)(2)	332,085
	270,000	Avery Point VI CLO Ltd. 1.83%, 08/05/2027 (1)(2)	268,353
	425,000	Babson CLO Ltd. 1.75%, 04/20/2027 (1)(2)	420,070
		Carlyle Global Market Strategies
	390,000	1.62%, 07/20/2023 (1)(2)	388,596
	270,000	1.79%, 04/27/2027 (1)(2)	267,354
		Cent CLO Ltd.
	500,000	1.55%, 08/01/2024 (1)(2)	497,500
	275,000	1.81%, 04/17/2026 (1)(2)	271,370
	395,000	CIFC Funding Ltd. 1.81%, 05/24/2026 (1)(2)	390,852
		Dryden Senior Loan Fund
	300,000	1.61%, 11/15/2023 (1)(2)	298,740
	275,000	2.66%, 11/09/2025 (1)(2)	272,525
	20,912	Equity One ABS, Inc. 5.46%, 12/25/2033 (2)	13,003
		Galaxy CLO Ltd.
	315,000	1.87%, 01/24/2027 (1)(2)	312,606
	250,000	2.42%, 07/15/2026 (1)(2)	249,250
	340,000	Gramercy Park CLO Ltd. 1.62%, 07/17/2023 (1)(2)	338,266
	205,000	Green Tree Agency Advance Funding Trust I 3.10%, 10/15/2048	204,262
	166,211	GSAMP Trust 0.29%, 01/25/2037 (2)	99,410
	45,000	HSI Asset Securitization Corp. Trust 0.47%, 02/25/2036 (2)	39,032
	45,120	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046 (1)(3)(4)(5)	—
		Madison Park Funding Ltd.
	250,000	1.60%, 10/23/2025	245,575
	250,000	2.47%, 07/20/2026 (1)(2)	247,400
	325,000	2.70%, 01/27/2026 (1)(2)	319,345
	480,000	Magnetite CLO Ltd. 1.74%, 07/25/2026 (1)(2)	474,384
	400,000	Neuberger Berman CLO Ltd. 1.78%, 08/04/2025 (1)(2)	396,200
	275,000	Oaktree EIF II Ltd. 1.87%, 02/15/2026 (1)(2)	272,855
	375,000	OCP CLO Ltd. 1.85%, 04/17/2027 (1)(2)	371,250
		Ocwen Master Advance Receivables Trust
	488,000	3.03%, 09/17/2046 (1)	488,000
	465,000	3.52%, 09/17/2046 (1)	465,345
	200,000	OHA Credit Partners VII Ltd. 1.75%, 11/20/2023 (1)(2)	199,700
	345,000	OHA Loan Funding Ltd. 1.82%, 02/15/2027 (1)(2)	342,309
	360,000	OZLM Funding Ltd. 1.74%, 04/30/2027 (1)(2)	354,672
	325,000	Race Point CLO Ltd. 1.83%, 04/15/2027 (1)(2)	321,262
	269,813	Securitized Asset Backed Receivables LLC 0.29%, 07/25/2036 (2)	129,939

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.6% - (continued)
		Asset-Backed - Finance & Insurance - 14.1% - (continued)
		Sound Point CLO III Ltd.
$	250,000	1.66%, 01/21/2026 (1)(2)	$246,075
	270,000	1.85%, 04/15/2027 (1)(2)	267,462
	250,000	4.92%, 07/15/2025 (1)(2)	212,950
	271,234	SpringCastle America Funding LLC 2.70%, 05/25/2023 (1)	271,830
		Symphony CLO Ltd.
	430,000	1.59%, 07/23/2023 (1)(2)	427,807
	395,000	1.77%, 10/17/2026 (1)(2)	390,260
	275,000	Tremen Park Ltd. 1.82%, 04/20/2027 (1)(2)	272,938
	270,000	Venture CLO Ltd. 1.77%, 07/15/2027 (1)(2)	266,895
		Voya CLO Ltd.
	255,000	1.80%, 04/18/2027 (1)(2)	252,629
	350,000	2.72%, 10/14/2026 (1)(2)	349,440

			13,438,296

		Asset-Backed - Home Equity - 2.9%
	66,795	Asset Backed Funding Certificates 0.42%, 01/25/2037 (2)	41,628
		GSAA Home Equity Trust
	22,066	0.25%, 12/25/2046 (2)	15,129
	132,951	0.27%, 12/25/2046 (2)	71,451
	450,151	0.28%, 02/25/2037 (2)	238,472
	143,283	0.30%, 03/25/2037 (2)	75,032
	32,237	0.37%, 03/25/2047 (2)	16,156
	308,269	0.38%, 11/25/2036 (2)	156,861
	169,014	0.44%, 11/25/2036 (2)	99,096
	31,533	0.50%, 03/25/2036 (2)	22,206
	145,981	0.52%, 04/25/2047 (2)	95,490
	65,576	5.88%, 09/25/2036 (18)	36,620
	378,910	5.99%, 06/25/2036 (2)	205,123
	34,207	Morgan Stanley Asset-Backed Securities Capital I 0.35%, 06/25/2036 (2)	30,665
	497,065	Morgan Stanley Mortgage Loan Trust 0.37%, 11/25/2036 (2)	244,551
	22,008	Nationstar NIM Ltd. 9.79%, 03/25/2037 (1)(3)(4)(5)	—
	905,000	NRZ Advance Receivables Trust 3.30%, 08/17/2048 (1)	898,574
	23,953	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036 (18)	14,357
		Soundview Home Loan Trust
	685,063	0.44%, 07/25/2036 (2)	431,865
	160,000	0.45%, 11/25/2036 (2)	110,235

			2,803,511

		Commercial Mortgage-Backed Securities - 4.4%
	100,000	Bear Stearns Commercial Mortgage Securities, Inc. 5.17%, 10/12/2042 (2)	99,864
		Citigroup Commercial Mortgage Trust
	40,000	4.40%, 03/10/2047 (1)(2)	30,931
	30,000	4.90%, 03/10/2047 (1)(2)	26,804
	40,000	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	40,800
		Commercial Mortgage Pass-Through Certificates
	685,952	2.14%, 07/10/2046 (1)(2)(6)	46,444
	15,000	3.96%, 03/10/2047	15,963
	100,000	4.75%, 10/15/2045 (1)(2)	79,088

The accompanying notes are an integral part of these financial statements.

205

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.6% - (continued)
		Commercial Mortgage-Backed Securities - 4.4% - (continued)
$	65,000	Community or Commercial Mortgage Trust 4.57%, 10/15/2045 (1)(2)	$53,729
		CS First Boston Mortgage Securities Corp.
	4,984	4.77%, 07/15/2037	4,982
	132,769	4.88%, 04/15/2037	132,677
		GS Mortgage Securities Trust
	4,770,416	0.29%, 07/10/2046 (2)(6)	43,780
	616,031	1.64%, 08/10/2044 (1)(2)(6)	28,417
	90,000	3.58%, 06/10/2047 (1)	63,061
	100,166	3.67%, 04/10/2047 (1)	71,066
	395,000	4.85%, 11/10/2045 (1)(2)	376,676
	175,000	4.87%, 04/10/2047 (1)(2)	154,374
		Hilton USA Trust
	98,547	2.94%, 11/05/2030 (1)(2)	98,485
	310,422	3.94%, 11/05/2030 (1)(2)	310,391
	110,923	JP Morgan Chase Commercial Mortgage Securities Corp. 4.42%, 12/15/2047 (1)(2)	94,331
		JP Morgan Chase Commercial Mortgage Securities Trust
	190,000	2.73%, 10/15/2045 (1)(2)	128,619
	100,000	4.67%, 10/15/2045 (1)(2)	95,845
	765,000	5.32%, 08/15/2046 (1)(2)	795,584
	1,768,651	JPMBB Commercial Mortgage Securities Trust 0.88%, 09/15/2047 (2)(6)	79,649
	130,000	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.42%, 08/12/2048	134,590
	105,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045 (1)	86,725
		Morgan Stanley Capital I Trust
	100,000	5.18%, 07/15/2049 (1)(2)	88,296
	50,000	5.40%, 10/12/2052 (1)(2)	49,860
	65,000	UBS-Barclays Commercial Mortgage Trust 4.09%, 03/10/2046 (1)(2)	53,482
	160,000	VNDO Mortgage Trust 3.95%, 12/13/2029 (1)(2)	162,650
	39,145	Wachovia Bank Commercial Mortgage Trust 5.61%, 03/15/2042 (1)(2)	39,119
	15,000	Wells Fargo Commercial Mortgage Trust 4.11%, 05/15/2048 (2)	12,341
		WF-RBS Commercial Mortgage Trust
	235,599	3.02%, 11/15/2047 (1)	153,617
	375,000	4.80%, 11/15/2045 (1)(2)	337,576
	45,000	5.00%, 06/15/2044 (1)(2)	42,968
	55,215	5.00%, 04/15/2045 (1)(2)	43,611
	65,000	5.56%, 04/15/2045 (1)(2)	67,548

			4,143,943

		Whole Loan Collateral CMO - 13.1%
		Adjustable Rate Mortgage Trust
	30,137	0.46%, 01/25/2036 (2)	25,098
	78,957	0.47%, 11/25/2035 (2)	71,893
	120,832	0.70%, 01/25/2036 (2)	104,593
		Alternative Loan Trust
	153,023	0.52%, 11/25/2035 (2)	125,899
	606,480	0.60%, 10/25/2036 (2)	425,036
	265,298	5.50%, 12/25/2035	231,916
	355,269	5.75%, 05/25/2036	298,816
	301,248	6.00%, 05/25/2036	257,957

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.6% - (continued)
		Whole Loan Collateral CMO - 13.1% - (continued)
		American Home Mortgage Assets Trust
$	84,625	0.32%, 03/25/2047 (2)	$65,215
	175,686	1.16%, 10/25/2046 (2)	126,490
		Banc of America Funding Corp.
	25,333	0.38%, 10/20/2036 (2)	19,656
	47,588	5.85%, 01/25/2037 (18)	39,640
	94,424	Banc of America Mortgage Trust 2.85%, 09/25/2035 (2)	86,492
		BCAP LLC Trust
	165,529	0.37%, 01/25/2037 (2)	132,506
	206,235	0.38%, 03/25/2037 (2)	177,221
		Bear Stearns Alt-A Trust
	366,089	0.52%, 08/25/2036 (2)	268,592
	182,636	0.70%, 01/25/2036 (2)	143,854
	120,190	Bear Stearns Mortgage Funding Trust 0.38%, 10/25/2036 (2)	99,477
	350,000	Chase Mortgage Finance Trust 5.50%, 11/25/2035	338,499
		CHL Mortgage Pass-Through Trust
	84,165	0.54%, 03/25/2035 (2)	68,168
	48,319	2.50%, 03/20/2036 (2)	42,678
		Connecticut Avenue Securities
	190,000	2.80%, 05/25/2024 (2)	166,659
	235,000	3.10%, 07/25/2024 (2)	211,525
	440,000	3.20%, 07/25/2024 (2)	396,685
	70,000	4.20%, 05/25/2025 (2)	66,585
	125,000	5.10%, 11/25/2024 (2)	125,268
		Countrywide Home Loans, Inc.
	259,571	2.72%, 09/25/2047 (2)	232,122
	89,272	5.75%, 08/25/2037	83,943
	87,340	Deutsche Alt-A Securities Mortgage Loan Trust 0.35%, 03/25/2037 (2)	62,559
	453,050	Downey S & L Association Mortgage Loan Trust 1.12%, 03/19/2046 (2)	340,594
	213,003	First Horizon Mortgage Pass-Through Trust 2.71%, 08/25/2037 (2)	170,492
		GMAC Mortgage Corp. Loan Trust
	26,539	3.05%, 04/19/2036 (2)	23,802
	92,866	3.10%, 09/19/2035 (2)	86,420
		GSR Mortgage Loan Trust
	476,301	2.66%, 01/25/2036 (2)	435,212
	365,698	2.70%, 04/25/2035 (2)	347,536
	95,999	2.81%, 10/25/2035 (2)	83,571
		HarborView Mortgage Loan Trust
	211,936	0.39%, 01/19/2038 (2)	174,923
	807,538	0.44%, 12/19/2036 (2)	560,567
	183,256	0.53%, 09/19/2035 (2)	145,358
	12,321	0.90%, 01/19/2035 (2)	8,394
	27,374	1.20%, 10/25/2037 (2)	24,068
	332,711	2.85%, 01/19/2035 (2)	309,210
		IndyMac Index Mortgage Loan Trust
	66,030	0.44%, 07/25/2035 (2)	57,469
	118,079	0.48%, 07/25/2035 (2)	97,318
	183,455	0.49%, 01/25/2036 (2)	125,960
	288,661	0.60%, 07/25/2046 (2)	161,780
		JP Morgan Mortgage Trust
	132,009	2.55%, 11/25/2035 (2)	124,138
	119,440	2.61%, 04/25/2037 (2)	104,667
	96,025	2.75%, 09/25/2035 (2)	91,514

The accompanying notes are an integral part of these financial statements.

206

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.6% - (continued)
		Whole Loan Collateral CMO - 13.1% - (continued)
$	458,779	2.84%, 05/25/2036 (2)	$413,102
	106,578	Lehman XS Trust 0.41%, 07/25/2046 (2)	83,522
		LSTAR Securities Investment Trust
	583,325	2.19%, 04/01/2020 (1)(2)	571,600
	480,000	2.19%, 10/01/2020 (1)(2)	473,280
	69,008	Luminent Mortgage Trust 0.40%, 10/25/2046 (2)	58,847
	90,633	Merrill Lynch Mortgage Investors Trust 2.65%, 07/25/2035 (2)	73,366
	80,887	Morgan Stanley Mortgage Loan Trust 3.09%, 05/25/2036 (2)	58,120
	540,547	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.55%, 06/25/2036 (2)	404,452
	111,702	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	102,022
		Residential Accredit Loans, Inc.
	53,952	1.02%, 09/25/2046 (2)	37,959
	396,828	1.51%, 11/25/2037 (2)	247,689
	56,129	6.00%, 12/25/2035	48,952
	78,054	Residential Asset Securitization Trust 0.65%, 03/25/2035 (2)	63,296
		Residential Funding Mortgage Securities, Inc.
	320,552	2.86%, 08/25/2035 (2)	250,011
	11,445	3.12%, 04/25/2037 (2)	9,968
	86,424	Sequoia Mortgage Trust 2.64%, 07/20/2037 (2)	74,081
	240,000	Springleaf Mortgage Loan Trust 3.52%, 12/25/2065 (1)(2)	242,463
	557,883	Structured Adjustable Rate Mortgage Loan Trust 2.71%, 02/25/2036 (2)	447,468
	417,471	Structured Asset Mortgage Investments II Trust 0.43%, 02/25/2036 (2)	323,678
		WaMu Mortgage Pass-Through Certificates Trust
	57,182	0.62%, 06/25/2044 (2)	51,436
	82,536	2.03%, 12/25/2036 (2)	72,950
	44,889	2.14%, 11/25/2046 (2)	40,294
	109,142	Washington Mutual Mortgage Pass-Through Certificates 0.29%, 02/25/2037 (2)	70,903
	48,587	Wells Fargo Alternative Loan Trust 2.72%, 12/28/2037 (2)	41,884
		Wells Fargo Commercial Mortgage Trust
	265,000	2.88%, 05/15/2048 (1)(2)	170,391
	115,000	3.36%, 09/15/2058 (1)	71,863

			12,471,632

		Whole Loan Collateral PAC - 0.1%
	84,682	Alternative Loan Trust 0.70%, 12/25/2035 (2)	60,254

		Total Asset & Commercial Mortgage Backed Securities (cost $32,770,110)	$32,917,636

CORPORATE BONDS - 20.1%
		Apparel - 0.1%
	120,000	William Carter Co. 5.25%, 08/15/2021	$124,650

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 20.1% - (continued)
		Chemicals - 0.2%
$	80,000	Eagle Spinco, Inc. 4.63%, 02/15/2021	$77,900
	125,000	NOVA Chemicals Corp. 5.00%, 05/01/2025 (1)	125,000

			202,900

		Coal - 0.0%
		Peabody Energy Corp.
	15,000	6.00%, 11/15/2018	2,625
	90,000	6.50%, 09/15/2020	11,925

			14,550

		Commercial Banks - 7.7%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	600,000	7.00%, 02/19/2019 (2)(7)(8)	660,856
$	200,000	9.00%, 05/09/2018 (2)(7)(8)	215,510
EUR	700,000	Banco Santander S.A. 6.25%, 03/12/2019 (2)(7)(8)	750,511
		Barclays Bank plc
$	200,000	7.75%, 04/10/2023 (2)	217,250
EUR	200,000	8.00%, 12/15/2020 (2)(7)	239,728
$	200,000	8.25%, 12/15/2018 (2)(7)	212,941
	104,000	CIT Group, Inc. 5.50%, 02/15/2019 (1)	110,370
	190,000	Citigroup, Inc. 5.50%, 09/13/2025	208,274
		Credit Agricole S.A.
EUR	225,000	6.50%, 06/23/2021 (2)(7)(8)	249,289
$	200,000	8.13%, 09/19/2033 (1)(2)	221,000
	245,000	Goldman Sachs Group, Inc. 5.15%, 05/22/2045	244,981
	375,000	HSBC Holdings plc 5.63%, 01/17/2020 (2)(7)	374,766
	580,000	JP Morgan Chase & Co. 5.63%, 08/16/2043	648,007
EUR	125,000	KBC Groep N.V. 5.63%, 03/19/2019 (2)(7)(8)	137,284
		Lloyds Banking Group plc
	375,000	6.38%, 06/27/2020 (2)(7)(8)	435,787
GBP	200,000	7.00%, 06/27/2019 (2)(7)(8)	316,028
$	90,000	Morgan Stanley 4.30%, 01/27/2045	86,256
		Royal Bank of Scotland Group plc
	80,000	6.13%, 12/15/2022	87,729
	560,000	7.50%, 08/10/2020 (2)(7)	579,600
	310,000	Santander UK Group Holdings plc 5.63%, 09/15/2045 (1)	313,029
		Societe Generale S.A.
EUR	150,000	6.75%, 04/07/2021 (2)(7)(8)	167,422
$	275,000	8.25%, 11/29/2018 (2)(7)(8)	289,483
	360,000	Standard Chartered plc 6.50%, 04/02/2020 (1)(2)(7)	355,264
	200,000	UBS Group AG 7.13%, 02/19/2020 (2)(7)(8)	208,508

			7,329,873

		Commercial Services - 0.3%
	175,000	ADT Corp. 6.25%, 10/15/2021	189,000
	50,000	Cardtronics, Inc. 5.13%, 08/01/2022	48,500

The accompanying notes are an integral part of these financial statements.

207

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 20.1% - (continued)
		Commercial Services - 0.3% - (continued)
$	40,000	United Rentals North America, Inc. 4.63%, 07/15/2023	$40,175

			277,675

		Construction Materials - 0.7%
		Building Materials Corp. of America
	50,000	5.38%, 11/15/2024 (1)	51,438
	80,000	6.00%, 10/15/2025 (1)	85,000
	200,000	CRH America, Inc. 5.13%, 05/18/2045 (1)	207,280
	260,000	Grupo Cementos de Chihuahua S.A.B. de C.V. 8.13%, 02/08/2020 (1)	271,700
	60,000	Norbord, Inc. 6.25%, 04/15/2023 (1)	60,300

			675,718

		Diversified Financial Services - 0.5%
	150,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	154,125
	35,000	Aircastle Ltd. 5.50%, 02/15/2022	37,013
	65,000	International Lease Finance Corp. 5.88%, 04/01/2019	69,740
		Navient Corp.
	150,000	5.50%, 01/15/2019	149,062
	30,000	8.45%, 06/15/2018	32,175

			442,115

		Electric - 0.3%
	190,000	AES Corp. 8.00%, 06/01/2020	211,375
	90,000	NRG Energy, Inc. 6.25%, 07/15/2022	82,800

			294,175

		Engineering & Construction - 0.3%
	310,000	SBA Tower Trust 3.60%, 04/15/2043 (1)	310,783

		Environmental Control - 0.1%
	130,000	Clean Harbors, Inc. 5.25%, 08/01/2020	135,200

		Forest Products & Paper - 0.2%
		Cascades, Inc.
	20,000	5.50%, 07/15/2022 (1)	19,450
	55,000	5.75%, 07/15/2023 (1)	52,800
	65,000	Clearwater Paper Corp. 5.38%, 02/01/2025 (1)	64,350

			136,600

		Gas - 0.0%
	15,000	Southern Star Central Corp. 5.13%, 07/15/2022 (1)	14,550

		Healthcare-Products - 0.0%
	25,000	Hologic, Inc. 5.25%, 07/15/2022 (1)	26,094

		Healthcare-Services - 0.5%
	90,000	Community Health Systems, Inc. 5.13%, 08/01/2021	92,925
	165,000	HCA, Inc. 6.50%, 02/15/2020	184,594
	135,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	145,800

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 20.1% - (continued)
		Healthcare-Services - 0.5% - (continued)
$	85,000	Wellcare Health Plans, Inc. 5.75%, 11/15/2020	$88,825

			512,144

		Home Builders - 0.4%
	100,000	Agile Property Holdings Ltd. 8.88%, 04/28/2017	101,500
	67,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	68,340
	125,000	Lennar Corp. 4.50%, 06/15/2019	129,687
	60,000	Meritage Homes Corp. 6.00%, 06/01/2025	61,500

			361,027

		Home Furnishings - 0.0%
	20,000	Tempur Sealy International, Inc. 5.63%, 10/15/2023 (1)	20,950

		Insurance - 2.9%
EUR	325,000	Achmea B.V. 6.00%, 04/04/2043 (2)(8)	393,393
	300,000	Assicurazioni Generali S.p.A. 7.75%, 12/12/2042 (2)(8)	400,313
$	295,000	AXA S.A. 6.46%, 12/14/2018 (1)(2)(7)	306,431
	20,000	CNO Financial Group, Inc. 5.25%, 05/30/2025	21,250
EUR	400,000	Credit Agricole Assurances S.A. 4.25%, 01/13/2025 (2)(7)(8)	425,816
	400,000	Intesa Sanpaolo Vita S.p.A. 4.75%, 12/17/2024 (2)(7)(8)	439,526
	300,000	Mapfre S.A. 5.92%, 07/24/2037 (2)	343,757
	405,000	Swiss Reinsurance Co. via ELM B.V. 2.60%, 09/01/2025 (2)(7)(8)	407,435

			2,737,921

		Iron/Steel - 0.3%
$	150,000	ArcelorMittal 6.00%, 08/05/2020	142,781
		Steel Dynamics, Inc.
	45,000	5.13%, 10/01/2021	44,663
	20,000	5.50%, 10/01/2024	19,750
		United States Steel Corp.
	25,000	6.88%, 04/01/2021	18,094
	95,000	7.38%, 04/01/2020	70,775

			296,063

		Lodging - 0.0%
	35,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	34,650

		Machinery - Construction & Mining - 0.1%
	50,000	Oshkosh Corp. 5.38%, 03/01/2025	50,250

		Machinery-Diversified - 0.1%
	35,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	37,844
	45,000	CNH Industrial Capital LLC 3.38%, 07/15/2019	44,269

			82,113

The accompanying notes are an integral part of these financial statements.

208

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 20.1% - (continued)
		Media - 1.0%
$	100,000	CCO Holdings LLC 5.25%, 09/30/2022	$101,291
		CCO Safari II LLC
	40,000	4.91%, 07/23/2025 (1)	40,659
	175,000	6.48%, 10/23/2045 (1)	181,474
		DISH DBS Corp.
	56,000	5.88%, 07/15/2022	54,880
	95,000	6.75%, 06/01/2021	98,087
	120,000	Liberty Interactive LLC 8.25%, 02/01/2030	123,600
		TEGNA, Inc.
	80,000	4.88%, 09/15/2021 (1)	79,200
	20,000	5.13%, 10/15/2019	20,850
	115,000	5.13%, 07/15/2020	119,887
		Videotron Ltd.
	45,000	5.00%, 07/15/2022	46,969
	80,000	5.38%, 06/15/2024 (1)	82,200

			949,097

		Mining - 0.1%
	90,000	FMG Resources August 2006 Pty Ltd. 6.88%, 04/01/2022 (1)	64,350

		Oil & Gas - 0.9%
	45,000	Antero Resources Corp. 5.63%, 06/01/2023 (1)	41,400
	25,000	Concho Resources, Inc. 6.50%, 01/15/2022	25,906
	165,000	Ecopetrol S.A. 5.88%, 05/28/2045	134,475
	21,000	Harvest Operations Corp. 6.88%, 10/01/2017	17,640
	50,000	MEG Energy Corp. 7.00%, 03/31/2024 (1)	43,250
GBP	100,000	Petrobras Global Finance B.V. 5.38%, 10/01/2029	98,308
MXN	2,500,000	Petroleos Mexicanos 7.47%, 11/12/2026	138,797
$	75,000	Tesoro Corp. 5.13%, 04/01/2024	75,750
		WPX Energy, Inc.
	35,000	5.25%, 09/15/2024	29,050
	95,000	6.00%, 01/15/2022	83,600
	205,000	YPF S.A. 8.50%, 07/28/2025 (8)	201,515

			889,691

		Packaging & Containers - 0.1%
	95,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	97,137
	30,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023 (1)	31,838

			128,975

		Pipelines - 0.9%
		DCP Midstream LLC
	10,000	5.35%, 03/15/2020 (1)	9,304
	15,000	9.75%, 03/15/2019 (1)	16,263
		DCP Midstream Operating L.P.
	16,000	4.95%, 04/01/2022	14,602
	15,000	5.60%, 04/01/2044	11,644
	130,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	139,776

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 20.1% - (continued)
		Pipelines - 0.9% - (continued)
$	525,000	Energy Transfer Partners L.P. 5.95%, 10/01/2043	$459,491
		MarkWest Energy Partners L.P.
	40,000	4.88%, 12/01/2024	37,750
	40,000	4.88%, 06/01/2025	37,400
	125,000	Tesoro Logistics L.P. 6.25%, 10/15/2022 (1)	130,000

			856,230

		Retail - 0.2%
	80,000	Group 1 Automotive, Inc. 5.00%, 06/01/2022	80,800
	60,000	Sally Holdings LLC 5.75%, 06/01/2022	63,300

			144,100

		Savings & Loans - 0.6%
GBP	350,000	Nationwide Building Society 6.88%, 06/20/2019 (2)(7)(8)	543,619

		Semiconductors - 0.1%
		Sensata Technologies B.V.
$	45,000	5.00%, 10/01/2025 (1)	43,931
	5,000	5.63%, 11/01/2024 (1)	5,088

			49,019

		Software - 0.3%
	205,000	Activision Blizzard, Inc. 5.63%, 09/15/2021 (1)	216,828
	65,000	First Data Corp. 5.38%, 08/15/2023 (1)	66,138
	25,000	MSCI, Inc. 5.75%, 08/15/2025 (1)	26,363

			309,329

		Sovereign - 0.2%
	200,000	Export-Import Bank of China 2.85%, 09/16/2020 (1)	200,944

		Telecommunications - 1.0%
	110,000	AT&T, Inc. 4.75%, 05/15/2046	100,997
	200,000	Digicel Group Ltd. 7.13%, 04/01/2022 (8)	165,000
	20,000	Frontier Communications Corp. 10.50%, 09/15/2022 (1)	20,750
	240,000	Mobile Telesystems OJSC via MTS International Funding Ltd. 5.00%, 05/30/2023 (1)	221,700
	55,000	Nokia Oyj 6.63%, 05/15/2039	57,548
		Sprint Communications, Inc.
	147,000	7.00%, 03/01/2020 (1)	154,350
	53,000	9.00%, 11/15/2018 (1)	58,267
	125,000	T-Mobile USA, Inc. 6.63%, 11/15/2020	128,750

			907,362

		Total Corporate Bonds (cost $20,211,611)	$19,122,717

The accompanying notes are an integral part of these financial statements.

209

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 5.9%
		Brazil - 0.6%
		Brazil Notas do Tesouro Nacional Series B
BRL	597,879	6.00%, 08/15/2016 (9)	$156,160
	815,289	6.00%, 05/15/2019 (9)	205,818
	1,234,000	Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2025	234,570

			596,548

		Colombia - 0.2%
		Colombian TES
COP	451,389,778	3.00%, 03/25/2033 (9)	134,770
	234,479,420	3.50%, 03/10/2021 (9)	83,144

			217,914

		Costa Rica - 0.1%
CRC	52,150,000	Costa Rica Government International Bond 9.20%, 03/27/2019 (1)	101,986

		Dominican Republic - 0.2%
$	155,000	Dominican Republic International Bond 5.50%, 01/27/2025 (1)	153,062

		Gabon - 0.2%
	200,000	Gabon Government International Bond 6.38%, 12/12/2024 (8)	172,000

		Hungary - 0.4%
		Hungary Government Bond
HUF	95,740,000	1.48%, 05/20/2019 (2)	332,299
	8,920,000	5.50%, 06/24/2025	36,938

			369,237

		Jamaica - 0.2%
$	200,000	Jamaica Government International Bond 6.75%, 04/28/2028	203,500

		Malaysia - 0.2%
MYR	665,000	Malaysia Government Bond 3.49%, 03/31/2020	152,876

		Mexico - 0.7%
MXN	2,512,300	Mexican Bonos 10.00%, 12/05/2024	194,686
		Mexico Government International Bond
$	350,000	4.60%, 01/23/2046	324,625
GBP	100,000	5.63%, 03/19/2114	147,993

			667,304

		Nigeria - 0.1%
NGN	9,830,000	Nigeria Government Bond 12.15%, 07/18/2034	43,503

		Peru - 0.1%
PEN	375,000	Peru Government Bond 5.20%, 09/12/2023	103,584

		Poland - 0.3%
PLN	865,000	Poland Government Bond 3.25%, 07/25/2025	235,093

		Romania - 0.0%
RON	140,000	Romania Government Bond 5.85%, 04/26/2023	40,881

		Russia - 0.1%
RUB	4,170,000	Russian Federal Bond - OFZ 7.50%, 02/27/2019	60,875

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 5.9% - (continued)
		South Africa - 0.2%
ZAR	3,020,000	South Africa Government Bond 7.75%, 02/28/2023	$214,296

		Thailand - 0.1%
THB	3,833,000	Thailand Government Bond 3.85%, 12/12/2025	119,106

		Tunisia - 0.2%
$	200,000	Banque Centrale de Tunisie S.A. 5.75%, 01/30/2025 (8)	187,532

		Turkey - 1.0%
		Turkey Government Bond
TRY	1,874,424	2.50%, 05/04/2016 (9)	643,582
	1,115,000	7.10%, 03/08/2023	331,968

			975,550

		Uruguay - 1.0%
		Uruguay Government International Bond
UYU	5,046,578	3.70%, 06/26/2037 (9)	128,502
	17,741,276	4.25%, 04/05/2027 (9)	530,157
$	335,000	4.38%, 10/27/2027	332,488

			991,147

		Total Foreign Government Obligations (cost $6,031,353)	$5,605,994

MUNICIPAL BONDS - 1.0%
		General - 0.8%
	250,000	Chicago Transit Auth 6.90%, 12/01/2040	$281,053
		Puerto Rico Commonwealth Gov’t Employees Retirement System
	530,000	6.15%, 07/01/2038	156,350
	350,000	6.20%, 07/01/2039	103,250
	530,000	6.30%, 07/01/2043	159,000
	120,000	6.55%, 07/01/2058	36,000

			735,653

		Higher Education - 0.2%
	190,000	University of California 4.60%, 05/15/2031	201,771

		Total Municipal Bonds (cost $1,335,803)	$937,424

SENIOR FLOATING RATE INTERESTS - 16.8% (10)
		Advertising - 0.1%
	128,703	Acosta Holdco, Inc. 4.25%, 09/26/2021	$125,421

		Aerospace/Defense - 0.6%
	107,144	DigitalGlobe, Inc. 3.75%, 01/31/2020	106,742
	226,699	Fly Funding II S.a.r.l. 3.50%, 08/09/2019	225,212
	199,048	Transdigm, Inc. 3.50%, 05/14/2022	194,756

			526,710

		Agriculture - 0.1%
	99,772	Pinnacle Operating Corp. 4.75%, 11/15/2018	98,525

The accompanying notes are an integral part of these financial statements.

210

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 16.8% (10) - (continued)
		Biotechnology - 0.1%
$	97,000	Alkermes, Inc. 3.50%, 09/18/2019	$96,677

		Chemicals - 0.5%
	73,985	AIlnex (Luxembourg) & Cy SCA 4.50%, 10/03/2019	73,892
	38,387	AIlnex USA, Inc. 4.50%, 10/03/2019	38,339
	49,875	Chemours Co. 3.75%, 05/12/2022	45,586
	175,392	Ineos U.S. Finance LLC 3.75%, 05/04/2018	173,054
	203,700	Nexeo Solutions LLC 5.00%, 09/08/2017	190,969

			521,840

		Coal - 0.1%
	275,752	Arch Coal, Inc. 6.25%, 05/16/2018	142,186

		Commercial Services - 0.2%
	113,563	Interactive Data Corp. 4.75%, 05/02/2021	113,515
	99,681	Moneygram International, Inc. 4.25%, 03/27/2020	93,618

			207,133

		Distribution/Wholesale - 0.2%
	155,600	FPC Holdings, Inc. 5.25%, 11/19/2019	147,302
	91,564	PowerTeam Services LLC 4.25%, 05/06/2020	89,389

			236,691

		Diversified Financial Services - 0.1%
	94,709	Walter Investment Management Corp. 4.75%, 12/19/2020	86,185

		Electric - 0.4%
	102,820	Calpine Corp. 4.00%, 10/09/2019	102,900
	100,000	Chief Exploration & Development LLC 7.50%, 05/12/2021	79,200
	226,246	Seadrill Partners Finco LLC 4.00%, 02/21/2021	131,436
	100,000	Texas Competitive Electric Holdings Co. LLC 4.68%, 10/10/2017 (11)	33,768

			347,304

		Electronics - 0.5%
	338,849	CDW LLC 3.25%, 04/29/2020	337,663
	122,057	Ceridian LLC 4.50%, 09/15/2020	112,191

			449,854

		Energy-Alternate Sources - 0.1%
	112,384	EMG Utica LLC 4.75%, 03/27/2020	106,624

		Entertainment - 0.1%
	133,988	Scientific Games International, Inc. 6.00%, 10/01/2021	130,722

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 16.8% (10) - (continued)
		Food - 0.6%
$	178,682	Albertson’s LLC 5.50%, 08/25/2021	$178,580
	150,000	JBS USA LLC 4.00%, 10/30/2022	150,092
	219,938	U.S. Foods, Inc. 4.50%, 03/31/2019	219,766

			548,438

		Healthcare-Products - 0.1%
	96,769	Truven Health Analytics, Inc. 4.50%, 06/06/2019	94,712

		Healthcare-Services - 1.0%
	104,979	American Renal Holdings, Inc. 8.50%, 03/20/2020	104,716
	120,981	Catalent Pharma Solutions, Inc. 4.25%, 05/20/2021	120,664
		Community Health Systems, Inc.
	52,027	3.75%, 12/31/2019	51,775
	95,728	4.00%, 01/27/2021	95,409
	112,075	Medpace Holdings, Inc. 4.75%, 04/01/2021	111,235
	138,250	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	136,061
		U.S. Renal Care, Inc.
	194,040	4.25%, 07/03/2019	193,716
	135,000	10.25%, 01/03/2020	135,000

			948,576

		Insurance - 1.3%
		Asurion LLC
	114,704	5.00%, 05/24/2019	109,255
	358,022	5.00%, 08/04/2022	337,883
	205,000	8.50%, 03/03/2021	184,074
	97,750	CGSC of Delaware Holdings Corp. 5.00%, 04/16/2020	88,056
	107,525	Evertec Group LLC 3.25%, 04/17/2020	104,064
		Sedgwick Claims Management Services, Inc.
	253,625	3.75%, 03/01/2021	248,870
	140,000	6.75%, 02/28/2022	130,463

			1,202,665

		Leisure Time - 0.5%
	131,885	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	132,105
		Delta 2 (LUX) S.a.r.l.
	200,000	4.75%, 07/30/2021	195,916
	130,000	7.75%, 07/31/2022	123,744

			451,765

		Lodging - 0.7%
	486,554	Caesars Entertainment Operating Co. 11.00%, 03/01/2017 (5)	444,992
	98,750	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	86,571
	91,512	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	90,597

			622,160

		Machinery - Construction & Mining - 0.2%
	217,250	American Rock Salt Holdings LLC 4.75%, 05/20/2021	212,471

The accompanying notes are an integral part of these financial statements.

211

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 16.8% (10) - (continued)
		Machinery-Diversified - 0.2%
$	188,100	Gates Global, Inc. 4.25%, 07/05/2021	$176,238

		Media - 1.1%
	133,824	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	130,741
	125,000	Charter Communications Operating LLC 3.50%, 01/24/2023	124,824
	126,425	Getty Images, Inc. 4.75%, 10/18/2019	84,420
	98,506	ION Media Networks, Inc. 4.75%, 12/18/2020	98,136
	125,000	Neptune Finco Corp. 5.00%, 10/09/2022	125,357
		Numericable U.S. LLC
	297,750	4.50%, 05/21/2020	293,621
	199,500	Tribune Media Co. 3.75%, 12/27/2020	198,877

			1,055,976

		Metal Fabricate/Hardware - 0.2%
	191,100	Rexnord LLC 4.00%, 08/21/2020	188,671

		Mining - 0.2%
	171,229	FMG Resources August 2006 Pty Ltd. 4.25%, 06/30/2019	144,506
	94,157	Minerals Technologies, Inc. 3.75%, 05/09/2021	93,608

			238,114

		Miscellaneous Manufacturing - 0.3%
	279,367	Sram LLC 4.02%, 04/10/2020	262,605

		Oil & Gas - 0.6%
	262,775	NGPL Pipeco LLC 6.75%, 09/15/2017	235,431
	217,315	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	196,670
	100,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	61,000
	100,000	Templar Energy LLC 8.50%, 11/25/2020	42,583

			535,684

		Packaging & Containers - 0.8%
	175,000	Berry Plastics Holding Corp. 4.00%, 10/01/2022	175,243
	133,313	BWAY Holding Co., Inc. 5.50%, 08/14/2020	133,590
	315,241	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	315,767
	156,074	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	152,953

			777,553

		Pharmaceuticals - 0.3%
	160,000	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022 (12)	157,075
	155,220	PRA Holdings, Inc. 4.50%, 09/23/2020	154,993

			312,068

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 16.8% (10) - (continued)
		Pipelines - 0.2%
$	142,500	EP Energy LLC 4.50%, 04/30/2019	$128,012
	97,500	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	95,550

			223,562

		Real Estate - 0.3%
	99,750	DTZ U.S. Borrower LLC 4.25%, 11/04/2021	98,691
		Realogy Corp.
	4,147	2.22%, 10/10/2016	4,105
	135,630	3.75%, 03/05/2020	135,529

			238,325

		Retail - 0.8%
	30,000	Coty, Inc. 1.00%, 10/27/2022	30,113
	60,000	Galleria Co. 1.00%, 09/22/2022	60,056
	112,125	Michaels Stores, Inc. 3.75%, 01/28/2020	112,038
	152,288	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	148,655
	189,679	Party City Holdings, Inc. 4.25%, 08/19/2022	189,584
	238,800	PetSmart, Inc. 4.25%, 03/11/2022	238,671

			779,117

		Semiconductors - 0.7%
	171,703	Avago Technologies Cayman Ltd. 3.75%, 05/06/2021	171,655
	487,566	Freescale Semiconductor, Inc. 4.25%, 02/28/2020	487,000

			658,655

		Software - 2.1%
	199,500	Epicor Software Corp. 4.75%, 06/01/2022	198,153
	750,000	First Data Corp. 3.70%, 03/24/2018	743,842
	194,913	Infor US, Inc. 3.75%, 06/03/2020	189,493
		Kronos, Inc.
	316,767	4.50%, 10/30/2019	315,896
	129,654	9.75%, 04/30/2020	131,005
	286,157	Magic Newco LLC 5.00%, 12/12/2018	285,656
		SS&C Technologies, Inc.
	126,724	4.00%, 07/08/2022	127,042

			1,991,087

		Telecommunications - 1.1%
	157,200	Altice Financing S.A. 5.50%, 07/02/2019	157,160
	90,000	Entravision Communications Corp. 3.50%, 05/31/2020	88,650
	320,000	Level 3 Financing, Inc. 4.00%, 08/01/2019	320,733
	191,800	Salem Communications Corp. 4.50%, 03/13/2020	188,923

The accompanying notes are an integral part of these financial statements.

212

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 16.8% (10) - (continued)
		Telecommunications - 1.1% - (continued)
		Univision Communications, Inc.
$	297,155	4.00%, 03/01/2020	$295,049

			1,050,515

		Transportation - 0.1%
		Kenan Advantage Group, Inc.
	6,000	1.50%, 01/23/2017 (13)	5,976
	60,000	4.00%, 07/31/2022 (12)	59,756

			65,732

		Trucking & Leasing - 0.3%
	276,450	Consolidated Container Co. 5.00%, 07/03/2019	262,628

		Total Senior Floating Rate Interests (cost $16,675,685)	$15,973,189

U.S. GOVERNMENT AGENCIES - 45.6%
		FHLMC - 14.3%
	170,040	3.00%, 08/01/2029	$177,590
	600,000	3.00%, 11/01/2030 (14)	623,515
	1,600,000	3.00%, 11/01/2045 (14)	1,612,221
	500,000	3.50%, 11/01/2030 (14)	526,961
	419,451	3.50%, 08/01/2034	439,506
	2,600,000	3.50%, 11/01/2045 (14)	2,699,328
	356,771	4.00%, 05/01/2042	380,045
	97,939	4.00%, 08/01/2042	104,505
	156,340	4.00%, 09/01/2042	166,822
	74,734	4.00%, 07/01/2044	79,928
	48,472	4.00%, 06/01/2045	51,659
	2,575,000	4.00%, 11/01/2045 (14)	2,735,435
	1,200,000	4.00%, 12/01/2045 (14)	1,272,422
	67,320	4.50%, 03/15/2041	77,649
	1,100,000	4.50%, 11/01/2045 (14)	1,189,547
	100,000	5.00%, 11/01/2045 (14)	109,543
	581,227	5.50%, 12/01/2037	647,137
	637,140	5.50%, 01/01/2039	710,578

			13,604,391

		FNMA - 17.3%
	5,000	2.44%, 01/01/2023	4,996
	1,050,000	2.50%, 11/01/2030 (14)	1,068,867
	395,000	2.65%, 06/01/2025	391,434
	305,000	2.66%, 03/01/2027	294,142
	700,000	2.69%, 04/01/2025	696,096
	235,000	2.78%, 02/01/2027	230,832
	205,000	2.82%, 07/01/2025	206,182
	542,559	3.00%, 01/25/2028 (6)	54,928
	1,325,000	3.00%, 11/01/2030 (14)	1,378,248
	1,535,000	3.00%, 11/01/2045 (14)	1,551,117
	30,000	3.16%, 12/01/2026	30,341
	50,000	3.21%, 05/01/2023	52,332
	105,200	3.24%, 12/01/2026	107,228
	48,938	3.26%, 05/01/2024	51,274
	197,280	3.30%, 12/01/2026	202,167
	25,083	3.34%, 04/01/2024	26,366
	9,889	3.45%, 01/01/2024	10,459
	9,822	3.47%, 01/01/2024	10,402
	136,238	3.50%, 05/25/2030	18,540
	2,825,000	3.50%, 11/01/2045 (14)	2,939,942
	24,437	3.67%, 08/01/2023	26,152

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 45.6% - (continued)
	FNMA - 17.3% - (continued)
$5,000	3.70%, 10/01/2023	$5,380
10,000	3.76%, 03/01/2024	10,795
15,000	3.86%, 12/01/2025	16,100
5,000	3.86%, 11/01/2023	5,447
24,293	3.87%, 10/01/2025	26,083
34,522	3.89%, 05/01/2030	38,114
35,000	3.93%, 10/01/2023	38,170
9,812	3.96%, 05/01/2034	10,995
10,000	3.97%, 05/01/2029	10,755
600,000	4.00%, 11/17/2030	626,825
64,625	4.00%, 08/01/2042	69,095
78,190	4.00%, 04/01/2045	83,497
96,244	4.00%, 05/01/2045	102,776
70,751	4.00%, 06/01/2045	75,553
725,000	4.00%, 11/01/2045 (14)	771,728
500,000	4.00%, 12/01/2045 (14)	531,270
145,884	4.02%, 11/01/2028	157,578
19,185	4.06%, 10/01/2028	21,083
364,965	4.50%, 10/01/2040	396,558
163,314	4.50%, 10/01/2041	177,531
153,341	4.50%, 09/01/2043	166,689
2,775,000	4.50%, 11/01/2045 (14)	3,006,582
400,000	5.00%, 11/01/2045 (14)	440,875
262,862	5.50%, 06/25/2042 (6)	43,218
253,293	6.00%, 09/01/2039	286,807

		16,471,549

	GNMA - 14.0%
299,494	3.00%, 07/15/2045	305,680
3,281,451	3.00%, 07/20/2045	3,356,343
698,881	3.00%, 08/15/2045	713,318
99,518	3.00%, 08/20/2045	101,789
598,637	3.00%, 09/20/2045	612,299
4,675,000	3.50%, 11/01/2045 (14)	4,898,249
63,394	4.00%, 05/16/2042 (6)	9,403
800,000	4.00%, 11/01/2045 (14)	852,073
735,353	4.50%, 09/20/2041	802,376
147,711	5.00%, 06/15/2041	163,483
196,154	5.00%, 10/16/2041 (6)	35,359
290,849	5.00%, 03/15/2044	321,109
300,000	5.00%, 11/01/2045 (14)	329,297
2,972	6.00%, 08/15/2032	3,384
224,700	6.00%, 06/15/2036	259,465
71,062	6.00%, 08/15/2036	81,725
42,981	6.00%, 12/15/2038	48,483
159,204	6.00%, 01/15/2039	181,019
177,113	6.00%, 12/15/2040	201,438

		13,276,292

	Total U.S. Government Agencies (cost $43,289,523)	$43,352,232

U.S. GOVERNMENT SECURITIES - 4.8%
	U.S. Treasury Securities - 4.8%
	U.S. Treasury Bonds - 0.9%
60,725	0.75%, 02/15/2045 (9)	$53,859
66,043	2.00%, 01/15/2026 (9)	74,167
22,053	2.13%, 02/15/2040 (9)	26,423
32,649	2.13%, 02/15/2041 (9)	39,338
35,454	2.38%, 01/15/2027 (9)	41,554

The accompanying notes are an integral part of these financial statements.

213

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 4.8% - (continued)
		U.S. Treasury Securities - 4.8% - (continued)
		U.S. Treasury Bonds - 0.9% - (continued)
	75,467	0.25%, 01/15/2025 (9)	72,509
	46,647	0.63%, 02/15/2043 (9)	40,168
	58,010	0.75%, 02/15/2042 (9)	51,855
	81,806	1.38%, 02/15/2044 (9)	84,764
	62,569	1.75%, 01/15/2028 (9)	69,460
	63,218	2.38%, 01/15/2025 (9)	72,707
	66,603	2.50%, 01/15/2029 (9)	80,305
	6,713	3.38%, 04/15/2032 (9)	9,260
	36,838	3.63%, 04/15/2028 (9)	48,978
	79,736	3.88%, 04/15/2029 (9)	110,361

			875,708

		U.S. Treasury Notes - 3.9%
	146,901	0.13%, 04/15/2017 (9)	146,818
	206,200	0.13%, 04/15/2018 (9)	206,388
	167,822	0.13%, 04/15/2019 (9)	167,557
	106,860	0.13%, 04/15/2020 (9)	106,052
	136,887	0.13%, 01/15/2022 (9)	133,642
	160,637	0.13%, 07/15/2022 (9)	156,908
	154,877	0.13%, 01/15/2023 (9)	149,651
	130,482	0.13%, 07/15/2024 (9)	124,916
	122,892	0.38%, 07/15/2023 (9)	121,049
	50,250	0.38%, 07/15/2025 (9)	49,012
	116,317	0.63%, 07/15/2021 (9)	118,067
	168,533	0.63%, 01/15/2024 (9)	168,173
	1,060,000	1.00%, 05/31/2018 (15)	1,061,077
	49,027	1.13%, 01/15/2021 (9)	50,955
	71,839	1.38%, 07/15/2018 (9)	74,741
	93,679	1.38%, 01/15/2020 (9)	98,086
	85,000	1.63%, 06/30/2020	85,498
	49,952	2.13%, 01/15/2019 (9)	53,202
	64,999	2.38%, 01/15/2017 (9)	66,856
	530,000	3.25%, 03/31/2017 (16)(17)	549,751

			3,688,399

		Total U.S. Government Securities (cost $4,610,483)	$4,564,107

		Total Long-Term Investments (cost $124,924,568)	$122,473,299

SHORT-TERM INVESTMENTS - 1.2%
		Other Investment Pools & Funds - 1.2%
$	1,093,675	Fidelity Money Market Class 1	$1,093,675

		Total Short-Term Investments (cost $1,093,675)	$1,093,675

Total Investments Excluding Purchased Options (cost $126,018,243)	130.0%	$123,566,974

Total Purchased Options (cost $122,363)	0.1%	$88,102

Total Investments (cost $126,140,606) ^	130.1%	$123,655,076
Other Assets and Liabilities	(30.1)%	(28,588,356)

Total Net Assets	100.0%	$95,066,720

The accompanying notes are an integral part of these financial statements.

214

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $126,235,880 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,179,502
Unrealized Depreciation	(3,760,306)

Net Unrealized Depreciation	$(2,580,804)

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $23,319,677, which represents 24.5% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2015, the aggregate fair value of these securities was $0, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
03/2006	$45,120	Long Beach Asset Holdings Corp.	$45,120
04/2007	22,008	Nationstar NIM Ltd.	22,008

			$67,128

At October 31, 2015, the aggregate value of these securities were $0, which represents 0.0% of total net assets.

(5)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(6)	Securities disclosed are interest-only strips.

(7)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(8)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $6,766,827, which represents 7.1% of total net assets.

(9)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2015.

(11)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(12)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(13)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2015, the aggregate value of the unfunded commitment was $5,976, which rounds to zero percent of total net assets.

The accompanying notes are an integral part of these financial statements.

215

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

(14)	Represents or includes a TBA transaction.

(15)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(16)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(18)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

OTC Option Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
EUR Call/USD Put	BOA	1.27 EUR per USD	01/07/16	EUR	2,190,000	$94	$32,660	$(32,566)
HKD Call/USD Put	GSC	7.75 HKD per USD	03/01/16	HKD	2,385,000	1,066	1,043	23

Total Calls					4,575,000	$1,160	$33,703	$(32,543)

Total purchased option contracts					4,575,000	$1,160	$33,703	$(32,543)

OTC Swaption Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption USD	JPM	2.77%	10/27/25	USD	310,000	$42,158	$44,330	$(2,172)

Puts
Interest Rate Swaption USD	JPM	2.77%	10/27/25	USD	310,000	$44,784	$44,330	$454

Total purchased swaption contracts					620,000	$86,942	$88,660	$(1,718)

OTC Swaption Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption ITRAXX.XOV.24	MSC	350.00 EUR	11/18/15	EUR	(2,115,000)	$(57,580)	$(31,064)	$(26,516)

Written swaption contracts:
Puts
Credit Default Swaption ITRAXX.XOV.24	MSC	350.00 EUR	11/18/15	EUR	(2,115,000)	$(2,815)	$(24,562)	$21,747

Total written swaption contracts					(4,230,000)	$(60,395)	$(55,626)	$(4,769)

The accompanying notes are an integral part of these financial statements.

216

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Futures Contracts Outstanding at October 31, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Long position contracts:
90-Day Eurodollar Future	38	03/14/2016	$9,453,412	$9,448,700	$(4,712)
U.S. Treasury Ultra Long Term Bond Future	4	12/21/2015	629,131	639,000	9,869

Total					$5,157

Short position contracts:
90-Day Eurodollar Future	38	03/13/2017	$9,402,070	$9,390,750	$11,320
Euro-BOBL Future	1	12/08/2015	142,459	142,317	142
Euro-Bund Future	9	12/08/2015	1,516,989	1,555,884	(38,895)
U.S. Treasury 10-Year Note Future	105	12/21/2015	13,440,469	13,407,188	33,281
U.S. Treasury 5-Year Note Future	20	12/31/2015	2,394,396	2,395,469	(1,073)
U.S. Treasury Long Bond Future	14	12/21/2015	2,184,950	2,190,125	(5,175)

Total					$(400)

Total futures contracts					$4,757

TBA Sale Commitments Outstanding at October 31, 2015

Description	Principal Amount	Maturity Date	Market Value †	Unrealized Appreciation/ (Depreciation)
FHLMC, 5.50%	$300,000	11/01/2045	$(332,637)	$(199)
FNMA, 3.50%	500,000	11/01/2030	(527,890)	234
FNMA, 4.00%	2,825,000	11/01/2045	(3,007,080)	7,823
FNMA, 5.50%	300,000	11/01/2045	(335,184)	(216)
GNMA, 3.00%	2,975,000	11/01/2045	(3,038,683)	9,502
GNMA, 4.00%	1,625,000	11/01/2045	(1,729,356)	721

Total (proceeds $8,988,695)			$(8,970,830)	$17,865

At October 31, 2015, the aggregate market value of these securities represents (9.4)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at October 31, 2015

Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	JPM	USD	118,647	(0.32)%	07/25/45	$31,145	$ —	$23,305	$(7,840)
ABX.HE.AAA.06-1	JPM	USD	31,704	(0.18)%	07/25/45	594	—	628	34
ABX.HE.AAA.06-1	MSC	USD	6,794	(0.18)%	07/25/45	138	—	135	(3)
ABX.HE.AAA.06-1	JPM	USD	2,265	(0.18)%	07/25/45	56	—	45	(11)
ABX.HE.AAA.06-1	JPM	USD	1,132	(0.18)%	07/25/45	43	—	22	(21)
ABX.HE.AAA.06-1	JPM	USD	7,926	(0.18)%	07/25/45	190	—	157	(33)
ABX.HE.AAA.06-1	JPM	USD	5,661	(0.18)%	07/25/45	151	—	112	(39)
ABX.HE.AAA.06-1	MSC	USD	16,984	(0.18)%	07/25/45	504	—	336	(168)
ABX.HE.AAA.06-1	BOA	USD	11,323	(0.18)%	07/25/45	616	—	225	(391)
ABX.HE.AAA.06-1	BCLY	USD	6,794	(0.18)%	07/25/45	633	—	135	(498)
ABX.HE.AAA.06-1	MSC	USD	10,191	(0.18)%	07/25/45	1,035	—	202	(833)
ABX.HE.AAA.06-1	GSC	USD	20,381	(0.18)%	07/25/45	1,834	—	403	(1,431)
ABX.HE.AAA.07-1	MSC	USD	165,189	(0.09)%	08/25/37	38,945	—	37,979	(966)
ABX.HE.AAA.07-1	GSC	USD	110,126	(0.09)%	08/25/37	26,734	—	25,319	(1,415)
ABX.HE.AAA.07-1	MSC	USD	287,114	(0.09)%	08/25/37	67,706	—	66,010	(1,696)
ABX.HE.AAA.07-1	MSC	USD	94,394	(0.09)%	08/25/37	23,436	—	21,701	(1,735)
ABX.HE.AAA.07-1	JPM	USD	82,594	(0.09)%	08/25/37	20,797	—	18,989	(1,808)

The accompanying notes are an integral part of these financial statements.

217

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
ABX.HE.AAA.07-1	CSI	USD	279,248	(0.09)%	08/25/37	$77,945	$—	$64,202	$(13,743)
ABX.HE.PENAAA.06-2	JPM	USD	46,675	(0.11)%	05/25/46	6,235	—	5,596	(639)
ABX.HE.PENAAA.06-2	JPM	USD	44,282	(0.11)%	05/25/46	8,571	—	5,309	(3,262)
ABX.HE.PENAAA.06-2	BCLY	USD	26,330	(0.11)%	05/25/46	7,529	—	3,156	(4,373)
ABX.HE.PENAAA.06-2	MSC	USD	157,978	(0.11)%	05/25/46	34,558	—	18,939	(15,619)
ABX.HE.PENAAA.06-2	GSC	USD	146,010	(0.11)%	05/25/46	36,503	—	17,505	(18,998)
ABX.HE.PENAAA.06-2	JPM	USD	153,191	(0.11)%	05/25/46	40,213	—	18,366	(21,847)
CDX.EMS.24	BCLY	USD	1,318,100	(1.00)%	12/20/20	146,413	—	133,145	(13,268)
CMBX.NA.A.7	JPM	USD	205,000	(2.00)%	01/17/47	—	(4,180)	5,766	9,946
CMBX.NA.A.7	JPM	USD	45,000	(2.00)%	01/17/47	—	(86)	1,265	1,351
CMBX.NA.A.7	BCLY	USD	10,000	(2.00)%	01/17/47	—	(57)	280	337
CMBX.NA.AA.2	CSI	USD	216,682	(0.15)%	03/15/49	65,528	—	72,175	6,647
CMBX.NA.AA.2	CSI	USD	203,139	(0.15)%	03/15/49	63,445	—	67,665	4,220
CMBX.NA.AA.2	GSC	USD	171,540	(0.15)%	03/15/49	54,319	—	57,140	2,821
CMBX.NA.AA.2	MSC	USD	103,827	(0.15)%	03/15/49	41,399	—	34,584	(6,815)
CMBX.NA.AA.2	BOA	USD	176,054	(0.15)%	03/15/49	66,729	—	58,643	(8,086)
CMBX.NA.AA.2	BOA	USD	207,653	(0.15)%	03/15/49	78,706	—	69,168	(9,538)
CMBX.NA.AA.2	JPM	USD	261,824	(0.15)%	03/15/49	98,417	—	87,212	(11,205)
CMBX.NA.AA.7	CSI	USD	260,000	(1.50)%	01/17/47	—	(1,333)	4,652	5,985
CMBX.NA.AA.7	CSI	USD	315,000	(1.50)%	01/17/47	—	(75)	5,620	5,695
CMBX.NA.AA.7	CSI	USD	185,000	(1.50)%	01/17/47	—	(1,662)	3,301	4,963
CMBX.NA.AA.7	MSC	USD	120,000	(1.50)%	01/17/47	—	(1,023)	2,141	3,164
CMBX.NA.AA.7	MSC	USD	105,000	(1.50)%	01/17/47	—	(1,225)	1,873	3,098
CMBX.NA.AA.7	CSI	USD	180,000	(1.50)%	01/17/47	700	—	3,211	2,511
CMBX.NA.AA.7	CSI	USD	170,000	(1.50)%	01/17/47	781	—	3,033	2,252
CMBX.NA.AA.7	CSI	USD	70,000	(1.50)%	01/17/47	—	(762)	1,248	2,010
CMBX.NA.AA.8	BCLY	USD	120,000	(1.50)%	10/17/57	5,357	—	4,456	(901)
CMBX.NA.AJ.1	BOA	USD	20,911	(0.84)%	10/12/52	336	—	144	(192)
CMBX.NA.AJ.1	JPM	USD	49,664	(0.84)%	10/12/52	948	—	343	(605)
CMBX.NA.AJ.1	MSC	USD	73,188	(0.84)%	10/12/52	5,123	—	505	(4,618)
CMBX.NA.AJ.1	JPM	USD	75,802	(0.84)%	10/12/52	5,356	—	523	(4,833)
CMBX.NA.AJ.2	CSI	USD	242,606	(1.09)%	03/15/49	19,467	—	23,043	3,576
CMBX.NA.AJ.2	GSC	USD	99,023	(1.09)%	03/15/49	7,255	—	9,405	2,150
CMBX.NA.AJ.2	DEUT	USD	306,971	(1.09)%	03/15/49	27,042	—	29,156	2,114
CMBX.NA.AJ.2	JPM	USD	89,121	(1.09)%	03/15/49	7,380	—	8,465	1,085
CMBX.NA.AJ.2	GSC	USD	24,756	(1.09)%	03/15/49	2,100	—	2,349	249
CMBX.NA.AJ.3	GSC	USD	162,673	(1.47)%	12/13/49	30,301	—	34,797	4,496
CMBX.NA.AJ.3	MLI	USD	162,673	(1.47)%	12/13/49	31,537	—	34,790	3,253
CMBX.NA.AJ.3	GSC	USD	103,519	(1.47)%	12/13/49	19,768	—	22,137	2,369
CMBX.NA.AJ.4	MSC	USD	360,762	(0.96)%	02/17/51	65,726	—	75,997	10,271
CMBX.NA.AJ.4	JPM	USD	434,891	(0.96)%	02/17/51	84,449	—	91,601	7,152
CMBX.NA.AJ.4	MSC	USD	163,084	(0.96)%	02/17/51	27,857	—	34,351	6,494
CMBX.NA.AJ.4	CSI	USD	202,620	(0.96)%	02/17/51	36,968	—	42,678	5,710
CMBX.NA.AJ.4	DEUT	USD	197,678	(0.96)%	02/17/51	37,507	—	41,637	4,130
CMBX.NA.AJ.4	CSI	USD	108,723	(0.96)%	02/17/51	20,095	—	22,896	2,801
CMBX.NA.AJ.4	MSC	USD	222,387	(0.96)%	02/17/51	86,945	—	46,841	(40,104)
CMBX.NA.AM.2	DEUT	USD	5,000	(0.50)%	03/15/49	288	—	6	(282)
CMBX.NA.AM.2	MSC	USD	310,000	(0.50)%	03/15/49	1,532	—	780	(752)
CMBX.NA.AM.2	JPM	USD	375,000	(0.50)%	03/15/49	2,702	—	938	(1,764)
CMBX.NA.AM.2	CSI	USD	425,000	(0.50)%	03/15/49	26,031	—	1,063	(24,968)
CMBX.NA.AM.2	MSC	USD	575,000	(0.50)%	03/15/49	28,380	—	1,439	(26,941)
CMBX.NA.AM.4	GSC	USD	40,000	(0.50)%	02/17/51	907	—	817	(90)
CMBX.NA.AM.4	CSI	USD	55,000	(0.50)%	02/17/51	1,529	—	1,123	(406)
CMBX.NA.AM.4	GSC	USD	160,000	(0.50)%	02/17/51	25,100	—	3,268	(21,832)
CMBX.NA.AS.6	CSI	USD	40,000	(1.00)%	05/11/63	—	(79)	427	506
CMBX.NA.AS.6	CSI	USD	145,000	(1.00)%	05/11/63	1,180	—	1,560	380
CMBX.NA.AS.6	CSI	USD	455,000	(1.00)%	05/11/63	5,937	—	4,894	(1,043)
CMBX.NA.AS.7	CSI	USD	60,000	(1.00)%	01/17/47	316	—	1,128	812
CMBX.NA.AS.7	CSI	USD	70,000	(1.00)%	01/17/47	1,106	—	1,314	208
CMBX.NA.AS.7	CSI	USD	10,000	(1.00)%	01/17/47	171	—	185	14
CMBX.NA.AS.7	GSC	USD	195,000	(1.00)%	01/17/47	4,459	—	3,661	(798)
CMBX.NA.AS.7	CSI	USD	240,000	(1.00)%	01/17/47	5,511	—	4,506	(1,005)

Total						$1,669,214	$(10,482)	$1,494,121	$(164,611)

The accompanying notes are an integral part of these financial statements.

218

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Sell protection:
CMBX.NA.A.2	MLI	USD	90,570	0.25%	03/15/49	$—	$(56,947)	$(56,604)	$343
CMBX.NA.A.2	GSC	USD	110,260	0.25%	03/15/49	—	(69,229)	(68,908)	321
CMBX.NA.A.2	BOA	USD	7,876	0.25%	03/15/49	—	(4,938)	(4,922)	16
CMBX.NA.A.2	GSC	USD	51,192	0.25%	03/15/49	—	(31,934)	(31,992)	(58)
CMBX.NA.A.2	MSC	USD	106,322	0.25%	03/15/49	—	(66,367)	(66,446)	(79)
CMBX.NA.A.2	BOA	USD	70,881	0.25%	03/15/49	—	(44,202)	(44,297)	(95)
CMBX.NA.A.2	GSC	USD	51,192	0.25%	03/15/49	—	(31,853)	(31,993)	(140)
CMBX.NA.A.2	BOA	USD	114,197	0.25%	03/15/49	—	(64,172)	(71,368)	(7,196)
CMBX.NA.AAA.6	JPM	USD	975,000	0.50%	05/11/63	—	(32,120)	(19,881)	12,239
CMBX.NA.AAA.6	DEUT	USD	965,000	0.50%	05/11/63	—	(23,522)	(19,678)	3,844
CMBX.NA.AAA.6	CSI	USD	510,000	0.50%	05/11/63	—	(11,432)	(10,385)	1,047
CMBX.NA.AAA.6	CSI	USD	1,245,000	0.50%	05/11/63	—	(24,716)	(25,387)	(671)
CMBX.NA.AAA.6	GSC	USD	1,035,000	0.50%	05/11/63	—	(12,267)	(21,119)	(8,852)
CMBX.NA.AAA.8	GSC	USD	225,000	0.50%	10/17/57	—	(11,031)	(10,266)	765
CMBX.NA.AAA.8	BCLY	USD	260,000	0.50%	10/17/57	—	(12,481)	(11,870)	611
CMBX.NA.AAA.8	GSC	USD	110,000	0.50%	10/17/57	—	(5,393)	(5,019)	374
CMBX.NA.AAA.8	GSC	USD	110,000	0.50%	10/17/57	—	(5,384)	(5,019)	365
CMBX.NA.AAA.8	MSC	USD	130,000	0.50%	10/17/57	—	(6,215)	(5,935)	280
CMBX.NA.AAA.8	GSC	USD	110,000	0.50%	10/17/57	—	(5,259)	(5,022)	237
CMBX.NA.AAA.8	GSC	USD	20,000	0.50%	10/17/57	—	(960)	(913)	47
CMBX.NA.AAA.8	CSI	USD	125,000	0.50%	10/17/57	—	(5,741)	(5,703)	38
CMBX.NA.AAA.8	MLI	USD	255,000	0.50%	10/17/57	—	(11,662)	(11,635)	27
CMBX.NA.AAA.8	BCLY	USD	120,000	0.50%	10/17/57	—	(5,464)	(5,475)	(11)
CMBX.NA.AAA.8	DEUT	USD	3,246,000	0.50%	10/17/57	—	(118,703)	(148,065)	(29,362)
CMBX.NA.AAA.8	BOA	USD	7,583,000	0.50%	10/17/57	—	(270,619)	(345,893)	(75,274)
CMBX.NA.BB.6	MSC	USD	655,000	5.00%	05/11/63	—	(41,949)	(10,482)	31,467
CMBX.NA.BB.6	BOA	USD	289,000	5.00%	05/11/63	—	(2,730)	(4,587)	(1,857)
CMBX.NA.BB.6	CSI	USD	550,000	5.00%	05/11/63	3,716	—	(8,801)	(12,517)
CMBX.NA.BB.8	CSI	USD	265,000	5.00%	10/17/57	—	(32,365)	(31,959)	406
CMBX.NA.BB.8	CSI	USD	165,000	5.00%	10/17/57	—	(19,956)	(19,899)	57
CMBX.NA.BB.8	BCLY	USD	135,000	5.00%	10/17/57	—	(16,331)	(16,281)	50
CMBX.NA.BB.8	CSI	USD	135,000	5.00%	10/17/57	—	(16,090)	(16,281)	(191)
CMBX.NA.BB.8	GSC	USD	110,000	5.00%	10/17/57	—	(11,480)	(13,266)	(1,786)
CMBX.NA.BB.8	CSI	USD	65,000	5.00%	10/17/57	—	(4,841)	(7,830)	(2,989)
CMBX.NA.BB.8	JPM	USD	65,000	5.00%	10/17/57	—	(4,841)	(7,830)	(2,989)
CMBX.NA.BB.8	MLI	USD	130,000	5.00%	10/17/57	—	(12,168)	(15,660)	(3,492)
CMBX.NA.BB.8	GSC	USD	60,000	5.00%	10/17/57	—	(3,133)	(7,236)	(4,103)
CMBX.NA.BB.8	CSI	USD	135,000	5.00%	10/17/57	—	(11,469)	(16,262)	(4,793)
CMBX.NA.BB.8	BCLY	USD	105,000	5.00%	10/17/57	—	(5,669)	(12,663)	(6,994)
CMBX.NA.BB.8	BOA	USD	145,000	5.00%	10/17/57	—	(10,355)	(17,467)	(7,112)
CMBX.NA.BB.8	GSC	USD	125,000	5.00%	10/17/57	—	(6,620)	(15,075)	(8,455)
CMBX.NA.BB.8	BCLY	USD	180,000	5.00%	10/17/57	—	(11,095)	(21,683)	(10,588)
PrimeX.ARM.2	MSC	USD	256,334	4.58%	12/25/37	—	(20,046)	10,833	30,879
PrimeX.ARM.2	JPM	USD	90,668	4.58%	12/25/37	2,712	—	3,820	1,108
PrimeX.ARM.2	MSC	USD	32,014	4.58%	12/25/37	1,069	—	1,353	284

Total						$7,497	$(1,163,749)	$(1,261,051)	$(104,799)

Total traded indices						$1,676,711	$(1,174,231)	$233,070	$(269,410)

Credit default swaps on single-name issues:
Sell protection:
Bank of America Corp.	GSC	USD	1,150,000	1.00% /0.35%	09/20/17	$—	$(79,974)	$15,407	$95,381
Bank of America Corp.	CSI	USD	945,000	1.00% /0.37%	12/20/17	—	(20,214)	13,850	34,064
Citigroup, Inc.	GSC	USD	1,310,000	1.00% /0.4%	09/20/17	—	(85,299)	16,529	101,828
Citigroup, Inc.	GSC	USD	785,000	1.00% /0.42%	12/20/17	—	(14,221)	10,728	24,949
Goldman Sachs Group, Inc.	UBS	USD	555,000	1.00% /0.41%	09/20/17	—	(40,997)	6,857	47,854
Goldman Sachs Group, Inc.	CSI	USD	495,000	1.00% /0.42%	12/20/17	—	(15,167)	6,686	21,853

The accompanying notes are an integral part of these financial statements.

219

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues: - (continued)
Sell protection: - (continued)
Morgan Stanley	BCLY	USD	525,000	1.00% /0.42%	09/20/17	$—	$(58,793)	$6,372	$65,165
Morgan Stanley	GSC	USD	520,000	1.00% /0.44%	12/20/17	—	(26,468)	6,839	33,307
Russian Foreign Bond - Eurobond	BOA	USD	535,000	1.00% /2.77%	12/20/20	—	(63,655)	(43,769)	19,886

Total						$—	$(404,788)	$39,499	$444,287

Total single-name issues						$—	$(404,788)	$39,499	$444,287

Total OTC contracts						$1,676,711	$(1,579,019)	$272,569	$174,877

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2015
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	3,426,000	(5.00)%	12/20/20	$(88,590)	$(128,344)	$(39,754)
CDX.NA.IGS.24	USD	1,105,000	(1.00)%	12/20/20	(8,019)	(12,796)	(4,777)
ITRAXX.EUR.23	EUR	830,000	(1.00)%	06/20/20	(11,082)	(15,502)	(4,420)
ITRAXX.XOV.23	EUR	497,000	(5.00)%	06/20/20	(61,563)	(45,662)	15,901

Total					$(169,254)	$(202,304)	$(33,050)

Credit default swaps on indices:
Sell protection:
ITRAXX.XOV.24	EUR	65,000	5.00%	12/20/20	$5,445	$7,038	$1,593

Total					$(163,809)	$(195,266)	$(31,457)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swap Contracts Outstanding at October 31, 2015
Receive	Pay	Maturity Date (1)	Counter- party	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Premiums Paid/ (Received)	Market Value †	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 2.645% based on the notional amount of currency delivered	12/16/16	BOA	USD	941,915	CNY	6,000,000	$(3,562)	$(7,827)	$(4,265)
Fixed Rate equal to 2.645% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	12/16/16	BOA	CNY	6,000,000	USD	941,915	3,562	13,337	9,775

Total								$—	$5,510	$5,510

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

The accompanying notes are an integral part of these financial statements.

220

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Interest Rate Swap Contracts Outstanding at October 31, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
BCLY	2.15% Fixed	CPURNSA	USD	400,000	09/22/25	$—	$—	$(922)	$(922)
BCLY	2.15% Fixed	CPURNSA	USD	245,000	09/22/25	—	—	(9,540)	(9,540)
BOA	1.81% Fixed	CPURNSA	USD	3,170,000	09/04/25	—	—	(17,104)	(17,104)
BOA	1.82% Fixed	CPURNSA	USD	2,475,000	09/22/25	—	—	(14,015)	(14,015)
DEUT	1.98% Fixed	CPURNSA	USD	3,085,000	04/02/25	—	—	(58,576)	(58,576)
DEUT	2.16% Fixed	CPURNSA	USD	400,000	09/22/25	—	—	(1,103)	(1,103)

Total						$—	$—	$(101,260)	$(101,260)

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2015
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
2.37% Fixed	3M USD LIBOR	USD	1,450,000	03/16/26	$—	$—	$(29,340)	$(29,340)
2.75% Fixed	3M USD LIBOR	USD	135,000	03/16/46	—	(7,179)	(5,135)	2,044

Total					$—	$(7,179)	$(34,475)	$(27,296)

OTC Total Return Swap Contracts Outstanding at October 31, 2015
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Market Value †	Unrealized Appreciation/ (Depreciation)
JPM Corp EMBI	JPM	USD	3,055,000	3M LIBOR - 1.00%	12/21/15	$—	$0

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/30/15	WEST	$234,808	$232,108	$(2,700)
AUD	Buy	11/30/15	WEST	946,706	933,419	(13,287)
AUD	Sell	11/30/15	JPM	703,963	693,478	10,485
BRL	Buy	12/02/15	SSG	129,323	139,267	9,944
BRL	Buy	12/02/15	SCB	166,815	168,505	1,690
BRL	Buy	12/02/15	GSC	162,519	164,144	1,625
BRL	Buy	12/02/15	UBS	167,780	166,196	(1,584)
BRL	Sell	12/02/15	MSC	27,231	28,212	(981)
BRL	Sell	12/02/15	HSBC	100,822	103,873	(3,051)
BRL	Sell	12/02/15	MSC	239,278	246,986	(7,708)
BRL	Sell	12/02/15	MSC	141,221	152,090	(10,869)
BRL	Sell	12/02/15	MSC	427,518	475,763	(48,245)
CAD	Buy	11/30/15	BMO	1,415,306	1,422,946	7,640
CHF	Buy	11/30/15	JPM	722,218	712,883	(9,335)
CHF	Sell	11/30/15	UBS	1,683,090	1,651,579	31,511
CHF	Sell	11/30/15	SCB	252,186	251,129	1,057
CNY	Buy	07/28/16	JPM	181,050	177,337	(3,713)
CNY	Sell	07/28/16	GSC	36,502	37,499	(997)
CNY	Sell	07/28/16	DEUT	135,812	139,838	(4,026)
COP	Buy	12/16/15	MSC	37,806	39,960	2,154
COP	Buy	12/16/15	SSG	19,585	21,148	1,563
COP	Buy	12/16/15	BNP	7,828	8,427	599
COP	Sell	12/16/15	GSC	77,900	82,766	(4,866)
CRC	Sell	12/16/15	CBK	104,008	105,184	(1,176)
CZK	Sell	12/16/15	BNP	199,450	194,645	4,805

The accompanying notes are an integral part of these financial statements.

221

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
EUR	Buy	12/16/15	UBS	$101,452	$97,945	$(3,507)
EUR	Buy	03/15/17	UBS	85,997	83,795	(2,202)
EUR	Buy	03/15/17	BOA	114,590	111,725	(2,865)
EUR	Buy	03/15/17	UBS	728,177	690,464	(37,713)
EUR	Sell	11/30/15	GSC	3,815,332	3,797,409	17,923
EUR	Sell	11/30/15	HSBC	502,993	500,527	2,466
EUR	Sell	12/16/15	HSBC	820,330	803,371	16,959
EUR	Sell	12/16/15	JPM	820,319	803,371	16,948
EUR	Sell	12/16/15	NAB	821,155	804,471	16,684
EUR	Sell	03/15/17	BOA	106,639	106,140	499
EUR	Sell	03/15/17	BOA	583,903	584,324	(421)
EUR	Sell	03/15/17	BOA	311,771	324,004	(12,233)
GBP	Buy	11/30/15	CBK	950,546	954,077	3,531
GBP	Buy	12/16/15	GSC	46,404	46,238	(166)
GBP	Sell	11/30/15	CBK	858,409	861,598	(3,189)
GBP	Sell	12/16/15	JPM	300,964	302,092	(1,128)
HKD	Buy	12/16/15	JPM	264,152	264,150	(2)
HKD	Sell	12/16/15	DEUT	396,004	396,161	(157)
HKD	Sell	03/03/16	GSC	154,110	154,226	(116)
HUF	Buy	12/16/15	HSBC	38,242	37,487	(755)
HUF	Buy	12/16/15	UBS	87,234	83,639	(3,595)
HUF	Buy	12/16/15	GSC	87,240	83,638	(3,602)
HUF	Sell	12/16/15	BOA	338,077	334,221	3,856
HUF	Sell	12/16/15	GSC	75,169	74,973	196
IDR	Buy	05/18/16	GSC	139,223	148,200	8,977
IDR	Sell	05/18/16	BCLY	75,234	74,824	410
IDR	Sell	05/18/16	JPM	73,575	73,376	199
INR	Buy	12/16/15	DEUT	192,823	197,721	4,898
INR	Sell	12/16/15	JPM	194,217	197,721	(3,504)
JPY	Sell	11/30/15	DEUT	244,234	243,488	746
JPY	Sell	11/30/15	HSBC	118,239	118,686	(447)
JPY	Sell	11/30/15	CBK	118,198	118,686	(488)
JPY	Sell	11/30/15	BNP	118,198	118,694	(496)
JPY	Sell	11/30/15	SSG	118,188	118,685	(497)
KES	Buy	12/16/15	CBK	149,826	159,015	9,189
KES	Sell	12/16/15	BCLY	29,936	31,801	(1,865)
KES	Sell	12/16/15	SCB	29,755	31,811	(2,056)
KES	Sell	12/16/15	SCB	44,761	47,702	(2,941)
KES	Sell	12/16/15	SCB	44,694	47,701	(3,007)
MXN	Buy	12/16/15	RBC	142,777	145,893	3,116
MXN	Buy	12/16/15	RBC	471,513	474,123	2,610
MXN	Buy	12/16/15	SCB	96,692	98,951	2,259
MXN	Buy	12/16/15	RBC	308,784	309,526	742
MXN	Sell	12/16/15	UBS	308,931	308,319	612
MXN	Sell	12/16/15	JPM	193,191	197,903	(4,712)
MXN	Sell	12/16/15	RBC	844,018	863,896	(19,878)
MYR	Buy	12/16/15	JPM	183,596	189,557	5,961
MYR	Buy	12/16/15	GSC	187,615	189,788	2,173
MYR	Buy	12/16/15	BCLY	187,514	189,556	2,042
MYR	Buy	12/16/15	BCLY	193,839	189,788	(4,051)
MYR	Sell	12/16/15	DEUT	334,343	332,941	1,402
MYR	Sell	12/16/15	HSBC	454,178	455,909	(1,731)
MYR	Sell	12/16/15	HSBC	74,804	76,564	(1,760)
MYR	Sell	12/16/15	DEUT	371,001	379,344	(8,343)
NGN	Sell	12/16/15	CBK	53,054	59,063	(6,009)
PEN	Sell	12/16/15	SSG	104,290	104,029	261
PLN	Sell	12/16/15	BOA	237,359	232,586	4,773
RON	Sell	12/16/15	JPM	41,521	40,902	619
RSD	Buy	12/16/15	CBK	149,673	145,350	(4,323)

The accompanying notes are an integral part of these financial statements.

222

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
RUB	Buy	12/16/15	MSC	$282,818	$287,998	$5,180
RUB	Sell	12/16/15	JPM	298,654	290,992	7,662
RUB	Sell	12/16/15	JPM	55,687	58,013	(2,326)
RUB	Sell	12/16/15	BNP	273,896	287,999	(14,103)
THB	Sell	12/16/15	CBK	116,124	119,569	(3,445)
TRY	Sell	12/16/15	UBS	92,037	90,663	1,374
TRY	Sell	12/16/15	DEUT	76,018	75,440	578
TRY	Sell	12/16/15	NAB	75,078	74,764	314
TRY	Sell	12/16/15	BNP	89,243	89,310	(67)
TRY	Sell	12/16/15	MSC	20,159	21,312	(1,153)
TRY	Sell	12/16/15	BOA	129,983	137,011	(7,028)
TRY	Sell	12/16/15	HSBC	166,129	175,915	(9,786)
TRY	Sell	12/16/15	JPM	281,801	293,642	(11,841)
UYU	Sell	12/02/15	HSBC	160,806	161,371	(565)
UYU	Sell	12/02/15	HSBC	151,160	151,849	(689)
UYU	Sell	12/02/15	HSBC	160,585	161,371	(786)
UYU	Sell	12/16/15	CBK	91,818	91,694	124
UYU	Sell	12/16/15	CBK	91,821	91,728	93
ZAR	Buy	12/17/15	GSC	305,201	310,646	5,445
ZAR	Buy	12/17/15	JPM	160,413	155,323	(5,090)
ZAR	Buy	12/17/15	JPM	160,882	155,251	(5,631)
ZAR	Sell	12/17/15	BCLY	108,949	108,826	123
ZAR	Sell	12/17/15	CBK	203,496	203,611	(115)
ZAR	Sell	12/17/15	JPM	69,399	70,211	(812)
ZAR	Sell	12/17/15	BNP	151,993	153,031	(1,038)
ZAR	Sell	12/17/15	JPM	147,175	148,445	(1,270)
ZAR	Sell	12/17/15	GSC	145,602	148,445	(2,843)

Total						$(94,868)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
COP	Colombian Peso
CRC	Costa Rican Colon
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KES	Kenyan Shilling
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	New Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

223

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - (continued)

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
EMBI	Emerging Markets Bond Index
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PAC	Planned Amortization Class
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

224

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$32,917,636	$—	$32,713,374	$204,262
Corporate Bonds	19,122,717	—	19,122,717	—
Foreign Government Obligations	5,605,994	—	5,605,994	—
Municipal Bonds	937,424	—	937,424	—
Senior Floating Rate Interests	15,973,189	—	15,973,189	—
U.S. Government Agencies	43,352,232	—	43,352,232	—
U.S. Government Securities	4,564,107	—	4,564,107	—
Short-Term Investments	1,093,675	1,093,675	—	—
Purchased Options	88,102	—	88,102	—
Foreign Currency Contracts (2)	224,017	—	224,017	—
Futures Contracts (2)	54,612	54,612	—	—
Swaps - Credit Default (2)	659,390	—	659,390	—
Swaps - Cross Currency (2)	9,775	—	9,775	—
Swaps - Interest Rate (2)	2,044	—	2,044	—

Total	$124,604,914	$1,148,287	$123,252,365	$204,262

Liabilities
Foreign Currency Contracts (2)	$(318,885)	$—	$(318,885)	$—
Futures Contracts (2)	(49,855)	(49,855)	—	—
Swaps - Credit Default (2)	(515,970)	—	(515,970)	—
Swaps - Cross Currency (2)	(4,265)	—	(4,265)	—
Swaps - Interest Rate (2)	(130,600)	—	(130,600)	—
TBA Sale Commitments	(8,970,830)	—	(8,970,830)	—
Written Options	(60,395)	—	(60,395)	—

Total	$(10,050,800)	$(49,855)	$(10,000,945)	$—

(1)	For the year ended October 31, 2015, investments valued at $699,193 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

225

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2015

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Asset & Commercial Mortgage Backed Securities	Corporate Bonds	Swaps	Total
Beginning balance	$4,950,790	$281,746	$(10,744)	$5,221,792
Purchases	205,017.00	—	—	205,017
Sales	(981,753)	(281,746)	—	(1,263,499)
Accrued discounts/(premiums)	8,783	—	—	8,783
Total realized gain/(loss)	160,102	—	(146,539)	13,563
Net change in unrealized appreciation/depreciation	(128,055)	—	157,283	29,228
Transfers into Level 3 (1)	—	—	—	—
Transfers out of Level 3 (1)	(4,010,622)	—	—	(4,010,622)

Ending balance	$204,262	$—	$—	$204,262

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $(738).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

226

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Schedule of Investments

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.8%
		Bermuda - 0.0%
$	462,000	Cal Funding II Ltd. 3.47%, 10/25/2027 (1)	$456,498

		Cayman Islands - 3.3%
	5,000,000	A Voce CLO Ltd. 1.78%, 07/15/2026 (1)(2)	4,934,500
	4,615,000	American Money Management Corp. 1.75%, 07/27/2026 (1)(2)	4,569,311
	2,900,000	Apidos CLO 1.42%, 04/15/2025 (1)(2)	2,841,710
	4,500,000	1.73%, 07/22/2026 (1)(2)	4,452,300
	3,840,000	1.77%, 01/19/2025 (1)(2)	3,801,600
	2,197,455	Ares CLO Ltd. 1.14%, 04/20/2023 (1)(2)	2,185,369
	3,845,000	1.84%, 04/17/2026 (1)(2)	3,816,931
	2,725,000	Babson CLO Ltd. 1.42%, 04/20/2025 (1)(2)	2,675,678
	3,390,000	Carlyle Global Market Strategies CLO Ltd. 1.44%, 07/15/2025 (1)(2)	3,299,826
	875,000	1.47%, 04/18/2025 (1)(2)	860,300
	3,970,000	Cent CLO Ltd. 1.78%, 01/25/2026 (1)(2)	3,904,892
	2,335,000	1.79%, 11/07/2026 (1)(2)	2,313,752
	2,780,000	1.81%, 07/27/2026 (1)(2)	2,749,142
	4,555,000	CIFC Funding Ltd. 1.82%, 04/18/2025 (1)(2)	4,510,816
	3,990,000	Dryden Senior Loan Fund 1.67%, 04/18/2026 (1)(2)	3,938,529
	7,900,000	1.80%, 07/15/2026 (1)(2)	7,850,230
	2,455,000	Eaton Vance CLO Ltd. 1.77%, 07/15/2026 (1)(2)	2,417,193
	250,000	Galaxy CLO Ltd. 1.87%, 01/24/2027 (1)(2)	248,100
	4,130,000	Limerock CLO 1.82%, 04/18/2026 (1)(2)	4,094,069
	3,735,000	Madison Park Funding Ltd. 1.60%, 10/23/2025 (1)(2)	3,668,891
	2,390,000	1.77%, 01/19/2025 (1)(2)	2,362,754
	3,760,000	1.82%, 07/20/2026 (1)(2)	3,727,664
	4,365,000	Magnetite CLO Ltd. 1.74%, 07/25/2026 (1)(2)	4,313,929
	2,290,000	1.80%, 04/15/2026 (1)(2)	2,267,558
	4,245,000	Neuberger Berman CLO Ltd. 1.78%, 08/04/2025 (1)(2)	4,204,672
	3,030,000	1.79%, 04/15/2026 (1)(2)	3,003,942
	650,000	Oaktree EIF II Ltd. 1.87%, 02/15/2026 (1)(2)	644,930
	4,455,000	OCP CLO Ltd. 1.85%, 04/17/2027 (1)(2)	4,410,450
	3,880,000	OZLM Funding Ltd. 1.82%, 01/17/2026 (1)(2)	3,853,616
	11,510,000	1.87%, 04/17/2026 (1)(2)	11,435,185
	500,000	Race Point CLO Ltd. 1.83%, 04/15/2027 (1)(2)	494,250
	1,555,000	Seneca Park CLO Ltd. 1.80%, 07/17/2026 (1)(2)	1,539,606
	2,435,000	Sheridan Square CLO Ltd. 1.49%, 04/15/2025 (1)(2)	2,391,657
	6,095,000	Symphony CLO Ltd. 1.77%, 10/17/2026 (1)(2)	6,021,860
	1,725,000	Voya CLO Ltd. 1.77%, 07/17/2026 (1)(2)	1,705,680

			121,510,892

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.8% - (continued)
		United Kingdom - 0.2%
GBP	425,000	Canary Wharf Finance II plc 5.95%, 10/22/2037 (3)	$804,056
$	744,286	Granite Master Issuer plc 0.26%, 12/20/2054 (1)(2)	739,895
	4,187,308	0.27%, 12/20/2054 (2)	4,164,278
	2,272,081	0.28%, 12/17/2054 (2)	2,258,676
	205,359	0.33%, 12/20/2054 (2)	204,270
	255,396	0.38%, 12/17/2054 (2)	254,068

			8,425,243

		United States - 10.3%
		Adjustable Rate Mortgage Trust
	776,139	0.47%, 11/25/2035 (2)	706,707
	235,987	0.70%, 01/25/2036 (2)	204,272
	975,000	Ally Auto Receivables Trust 2.01%, 08/17/2020	976,524
	1,245,000	Ally Master Owner Trust 1.54%, 09/15/2019	1,244,553
		Alternative Loan Trust
	873,434	0.47%, 01/25/2036 (2)	778,897
	544,324	0.52%, 11/25/2035 (2)	447,839
	692,133	0.60%, 10/25/2036 (2)	485,063
	600,732	0.70%, 12/25/2035 (2)	427,438
	931,179	5.50%, 12/25/2035	814,008
	997,150	5.75%, 05/25/2036	838,702
	468,900	6.00%, 05/25/2036	401,515
	734,498	6.50%, 08/25/2037	509,013
		American Credit Acceptance Receivables Trust
	493,822	1.33%, 07/10/2018 (1)	492,797
	1,915,000	3.96%, 05/15/2019 (1)	1,930,304
		American Home Mortgage Assets Trust
	131,191	0.32%, 03/25/2047 (2)	101,100
	1,099,098	0.39%, 09/25/2046 (2)	777,953
	782,783	0.39%, 10/25/2046 (2)	539,227
	584,909	1.16%, 10/25/2046 (2)	421,120
		AmeriCredit Automobile Receivables Trust
	465,000	1.69%, 11/08/2018	466,547
	1,780,000	2.35%, 12/10/2018	1,791,513
	1,547,678	Banc of America Commercial Mortgage Trust 5.49%, 02/10/2051	1,614,940
		Banc of America Funding Corp.
	1,987,747	0.42%, 02/20/2047 (2)	1,618,819
	339,195	5.77%, 05/25/2037 (2)	304,259
	439,624	5.85%, 01/25/2037 (12)	366,198
	784,475	6.05%, 10/25/2036 (12)	657,906
	1,271,672	Banc of America Mortgage Trust 2.75%, 07/25/2033 (2)	1,275,487
		Bear Stearns Adjustable Rate Mortgage Trust
	1,964,131	2.48%, 08/25/2035 (2)	1,972,429
	1,593,262	2.77%, 10/25/2035 (2)	1,583,407
	1,368,300	2.89%, 07/25/2036 (2)	1,169,412
	1,300,777	4.81%, 06/25/2047 (2)	1,157,420
		Bear Stearns Alt-A Trust
	685,992	0.52%, 08/25/2036 (2)	503,298
	2,048,003	0.70%, 01/25/2036 (2)	1,613,112
	785,070	2.76%, 09/25/2035 (2)	722,851
		Bear Stearns Mortgage Funding Trust
	2,115,339	0.38%, 10/25/2036 (2)	1,750,795
	605,911	0.40%, 02/25/2037 (2)	464,947

The accompanying notes are an integral part of these financial statements.

227

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.8% - (continued)
		United States - 10.3% - (continued)
		Cabela’s Master Credit Card Trust
$	1,805,000	0.85%, 08/16/2021 (1)(2)	$1,802,491
	1,790,000	2.25%, 07/17/2023	1,791,481
	555,000	Capital Auto Receivables Asset Trust 2.43%, 09/21/2020	554,025
		CarMax Auto Owner Trust
	2,410,000	1.88%, 11/15/2019	2,412,808
	1,120,000	1.93%, 11/15/2019	1,115,605
	1,745,000	2.08%, 01/15/2020	1,741,118
	118,774	CD Mortgage Trust 5.89%, 11/15/2044 (2)	125,899
	1,935,000	CFCRE Commercial Mortgage Trust 3.83%, 12/15/2047	2,067,882
	4,700,000	Chase Issuance Trust 0.63%, 09/15/2020 (2)	4,695,779
	3,148,093	Chase Mortgage Finance Trust 2.44%, 12/25/2035 (2)	2,904,581
	240,097	ChaseFlex Trust 5.50%, 06/25/2035	216,128
		CHL Mortgage Pass-Through Trust
	1,665,515	0.54%, 03/25/2035 (2)	1,348,967
	2,722,171	2.50%, 06/20/2035 (2)	2,617,394
	705,463	2.50%, 03/20/2036 (2)	623,101
	2,145,994	2.63%, 04/25/2037 (2)	2,008,870
	2,145,000	Chrysler Capital Auto Receivables Trust 1.27%, 03/15/2019 (1)	2,145,292
		Citigroup Commercial Mortgage Trust
	2,320,000	1.95%, 06/15/2033 (1)(2)	2,279,252
	770,000	4.40%, 03/10/2047 (1)(2)	595,429
	609,601	Citigroup Mortgage Loan Trust 2.68%, 07/25/2036 (2)	418,706
	1,175,000	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	1,198,513
	4,386,521	Commercial Mortgage Loan Trust 6.03%, 12/10/2049 (2)	4,544,825
		Commercial Mortgage Pass-Through Certificates
	34,785,957	0.87%, 02/10/2047 (2)(4)	1,465,887
	2,605,000	2.85%, 10/15/2045	2,622,663
	2,140,000	4.02%, 07/10/2045	2,300,879
	2,950,000	4.05%, 04/10/2047	3,158,902
	1,795,000	4.75%, 10/15/2045 (1)(2)	1,419,630
		Commercial Mortgage Trust
	2,415,000	3.46%, 08/10/2055	1,816,510
	1,785,000	3.61%, 10/10/2048	1,830,517
	2,320,000	3.63%, 10/10/2048	2,381,480
	621,150	5.44%, 03/10/2039	643,315
	396,180	5.74%, 12/10/2049	413,352
	131,778	5.82%, 07/10/2038 (2)	132,945
		Community or Commercial Mortgage Trust
	3,575,000	3.69%, 08/10/2047	3,709,237
	1,880,000	4.23%, 07/10/2045 (2)	2,052,359
	1,885,000	4.57%, 10/15/2045 (1)(2)	1,558,141
		Connecticut Avenue Securities
	2,165,892	2.20%, 10/25/2023 (2)	2,183,952
	6,685,000	2.80%, 05/25/2024 (2)	5,827,139
	4,945,000	3.20%, 07/25/2024 (2)	4,458,196
	1,670,000	4.20%, 05/25/2025 (2)	1,588,529
	1,695,000	5.10%, 11/25/2024 (2)	1,698,633
	1,225,000	5.20%, 07/25/2025 (2)	1,220,406

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.8% - (continued)
		United States - 10.3% - (continued)
		Countrywide Alternative Loan Trust
$	766,435	0.34%, 04/25/2047 (2)	$643,060
	981,338	1.00%, 12/25/2035 (2)	811,160
		Countrywide Home Loans, Inc.
	914,535	2.72%, 09/25/2047 (2)	817,824
	1,456,300	3.46%, 11/20/2035 (2)	1,300,358
		CPS Auto Receivables Trust
	1,125,361	1.64%, 04/16/2018 (1)	1,124,018
	34,573	2.78%, 06/17/2019 (1)	34,759
	491,178	CPS Auto Trust 1.94%, 03/16/2020 (1)	489,393
	463,977	Credit Acceptance Automotive Loan Trust 1.21%, 10/15/2020 (1)	463,785
		Credit Suisse Commercial Mortgage Trust
	895,084	5.75%, 03/25/2036	838,270
	70,000	6.07%, 02/15/2041 (2)	74,552
	49,567	CS First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	49,533
		CSAIL Commercial Mortgage Trust
	54,588,819	0.91%, 06/15/2057 (2)(4)	3,205,330
	15,097,810	0.97%, 04/15/2050 (2)(4)	958,669
	2,926,993	CSMC Trust 3.50%, 08/25/2043 (1)(2)	2,965,638
	910,425	DB Master Finance LLC 3.26%, 02/20/2045 (1)	911,564
	1,700,392	DBUBS Mortgage Trust 1.29%, 11/10/2046 (1)(2)(4)	38,757
	1,805,000	Discover Card Execution Note Trust 1.45%, 03/15/2021	1,800,321
	1,908,833	Downey S & L Association Mortgage Loan Trust 1.12%, 03/19/2046 (2)	1,435,021
	1,700,000	DT Auto Owner Trust 1.88%, 05/15/2019 (1)	1,695,171
		Enterprise Fleet Financing LLC
	601,241	0.93%, 04/20/2018 (1)	601,095
	2,010,000	1.51%, 03/20/2019 (1)	2,010,076
	1,500,000	2.09%, 02/22/2021 (1)	1,509,034
	1,518,795	Exeter Automobile Receivables Trust 1.54%, 11/15/2019 (1)	1,514,302
		First Investors Automotive Owner Trust
	113,320	0.90%, 10/15/2018 (1)	113,212
	1,745,000	1.49%, 01/15/2020 (1)	1,745,236
	500,000	Ford Credit Floorplan Master Owner Trust A 1.69%, 09/15/2019	502,125
		FREMF Mortgage Trust
	1,195,000	3.39%, 07/25/2022 (1)(2)(5)	1,065,923
	1,190,000	3.85%, 08/25/2025 (1)(2)	1,071,595
	825,000	GE Commercial Mortgage Corp. Series 5.61%, 12/10/2049 (2)	854,125
		GMAC Mortgage Corp. Loan Trust
	914,886	3.05%, 04/19/2036 (2)	820,536
	547,561	3.10%, 09/19/2035 (2)	509,555
	1,260,000	GreatAmerica Leasing Receivables 1.86%, 08/15/2020 (1)	1,258,640
		Green Tree Agency Advance Funding Trust I
	975,000	3.10%, 10/15/2048 (1)	971,490
	1,705,000	3.19%, 10/15/2046 (1)	1,703,346
	603,579	GreenPoint Mortgage Funding Trust 0.46%, 10/25/2045 (2)	521,165

The accompanying notes are an integral part of these financial statements.

228

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.8% - (continued)
		United States - 10.3% - (continued)
		GS Mortgage Securities Trust
$	2,470,000	3.38%, 05/10/2045	$2,578,289
	2,330,000	3.58%, 06/10/2047 (1)	1,632,584
	615,000	3.67%, 04/10/2047 (1)	436,330
	1,742,000	3.72%, 01/10/2047 (1)	1,056,651
	2,650,000	4.51%, 11/10/2047 (1)(2)	2,259,493
	1,300,000	4.87%, 04/10/2047 (1)(2)	1,146,779
		GSAA Home Equity Trust
	278,727	0.25%, 12/25/2046 (2)	191,101
	3,404,093	0.27%, 12/25/2046 (2)	1,829,454
	1,713,072	0.28%, 02/25/2037 (2)	907,517
	2,702,289	0.30%, 03/25/2037 (2)	1,415,090
	2,651,087	0.32%, 05/25/2047 (2)	1,862,117
	1,331,596	0.38%, 11/25/2036 (2)	677,577
	1,865,309	0.43%, 04/25/2047 (2)	1,210,174
	1,988,586	0.52%, 04/25/2047 (2)	1,300,779
	754,122	5.88%, 09/25/2036 (12)	421,133
	581,111	5.99%, 06/25/2036 (2)	314,584
		GSR Mortgage Loan Trust
	4,643,142	2.66%, 01/25/2036 (2)	4,266,931
	949,507	2.71%, 07/25/2035 (2)	929,714
	307,010	2.76%, 05/25/2037 (2)	252,084
	1,936,046	2.81%, 10/25/2035 (2)	1,717,399
		HarborView Mortgage Loan Trust
	914,200	0.39%, 01/19/2038 (2)	754,540
	3,070,816	0.44%, 12/19/2036 (2)	2,131,663
	235,442	0.53%, 09/19/2035 (2)	186,752
	1,986,696	0.90%, 01/19/2035 (2)	1,353,507
	521,803	1.20%, 10/25/2037 (2)	458,787
	965,756	Hilton USA Trust 2.94%, 11/05/2030 (1)(2)	965,152
	1,065,000	Huntington Auto Trust 1.95%, 06/15/2021	1,060,837
	540,000	Hyundai Automotive Receivables Trust 2.10%, 11/15/2019	537,908
	767,404	Impac CMB Trust Series 1.00%, 10/25/2034 (2)	731,261
		IndyMac INDA Mortgage Loan Trust
	1,409,149	2.70%, 12/25/2036 (2)	1,237,479
	347,107	2.85%, 09/25/2036 (2)	292,468
		IndyMac Index Mortgage Loan Trust
	1,687,463	0.40%, 10/25/2036 (2)	1,355,368
	88,040	0.44%, 07/25/2035 (2)	76,625
	816,285	0.48%, 07/25/2035 (2)	672,761
	1,609,505	0.60%, 07/25/2046 (2)	902,046
	536,827	2.66%, 08/25/2035 (2)	429,240
	1,535,924	JP Morgan Chase Commercial Mortgage Securities Corp. 4.42%, 12/15/2047 (1)(2)	1,306,186
		JP Morgan Chase Commercial Mortgage Securities Trust
	4,833,259	1.70%, 02/12/2051 (2)	4,764,823
	3,059,000	2.73%, 10/15/2045 (1)(2)	2,070,759
	950,000	2.83%, 10/15/2045	954,682
	700,000	4.00%, 08/15/2046 (1)(2)	623,556
	2,825,000	4.17%, 08/15/2046	3,061,571
	1,910,000	4.67%, 10/15/2045 (1)(2)	1,830,636
	4,612,831	5.70%, 02/12/2049 (2)	4,814,067

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.8% - (continued)
		United States - 10.3% - (continued)
		JP Morgan Mortgage Trust
$	1,122,218	2.55%, 11/25/2035 (2)	$1,055,302
	3,270,687	2.69%, 02/25/2035 (2)	3,320,968
	383,529	2.74%, 10/25/2036 (2)	360,913
	1,786,522	2.84%, 05/25/2036 (2)	1,618,267
	2,484,277	3.00%, 09/25/2044 (1)(2)	2,516,462
	260,468	6.00%, 01/25/2037	222,599
		JPMBB Commercial Mortgage Securities Trust
	70,189,606	0.88%, 09/15/2047 (2)(4)	3,160,884
	1,785,000	3.60%, 11/15/2048	1,826,412
	2,340,000	3.74%, 10/15/2048 (1)(2)	1,828,329
	252,193	LB-UBS Commercial Mortgage Trust 5.43%, 02/15/2040	261,354
		Lehman XS Trust
	811,951	0.39%, 11/25/2046 (2)	652,017
	1,097,725	1.05%, 09/25/2047 (2)	891,549
	1,597,294	Long Beach Mortgage Loan Trust 0.82%, 08/25/2033 (2)	1,482,804
		LSTAR Securities Investment Trust
	2,973,522	2.19%, 01/01/2020 (1)(2)	2,919,403
	1,079,485	2.19%, 03/01/2020 (1)(2)	1,057,788
	2,697,295	2.19%, 04/01/2020 (1)(2)	2,643,079
	3,529,238	2.19%, 05/01/2020 (1)(2)	3,463,594
	1,453,643	2.19%, 08/01/2020 (1)(2)	1,428,640
	3,475,208	2.19%, 12/01/2021 (1)(2)	3,432,856
	1,773,496	3.29%, 09/01/2021 (1)(2)	1,774,206
	924,159	Luminent Mortgage Trust 0.46%, 11/25/2035 (2)	833,675
	1,077,396	MASTR Adjustable Rate Mortgages Trust 0.44%, 05/25/2037 (2)	698,968
		Merrill Lynch Mortgage Investors Trust
	4,890,605	2.20%, 12/25/2034 (2)	4,908,755
	483,274	2.20%, 12/25/2034	484,465
	175,396	2.28%, 05/25/2033 (2)	169,726
	1,222,842	2.65%, 07/25/2035 (2)	989,873
	2,027,242	Morgan Stanley Asset-Backed Securities Capital I 0.35%, 06/25/2036 (2)	1,817,359
		Morgan Stanley Bank of America Merrill Lynch Trust
	13,320,000	1.13%, 11/15/2048 (5)	1,060,729
	3,840,000	3.06%, 11/15/2048 (5)	2,780,382
	2,930,000	4.08%, 07/15/2046 (2)	3,169,557
	1,505,000	4.50%, 08/15/2045 (1)	1,243,052
		Morgan Stanley Capital I Trust
	2,990,449	3.24%, 03/15/2045	3,094,771
	1,555,000	5.18%, 07/15/2049 (1)(2)	1,372,997
	100,000	5.39%, 09/15/2047 (1)(2)	111,704
	1,431,254	5.57%, 12/15/2044	1,504,659
	49,344	5.65%, 06/11/2042 (2)	52,084
	554,224	6.27%, 01/11/2043 (2)	597,693
	2,728,000	6.27%, 01/11/2043 (1)(2)	2,808,910
		Morgan Stanley Mortgage Loan Trust
	1,906,550	0.37%, 11/25/2036 (2)	938,002
	225,808	3.09%, 05/25/2036 (2)	162,251
	602,881	3.84%, 06/25/2037 (2)	402,238
	940,756	Morgan Stanley Re-Remic Trust 5.80%, 08/15/2045 (1)(2)	983,304
		Nationstar Agency Advance Funding Trust
	1,000,000	1.89%, 02/18/2048 (1)	988,590
	250,000	3.23%, 02/18/2048 (1)	251,808

The accompanying notes are an integral part of these financial statements.

229

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.8% - (continued)
		United States - 10.3% - (continued)
		Nationstar HECM Loan Trust
$	1,641,933	3.84%, 05/25/2018 (1)	$1,653,230
	2,084,749	4.50%, 11/25/2017 (1)	2,107,536
	3,525,000	New Residential Advance Receivables Trust 2.32%, 08/15/2046 (1)	3,516,480
	1,525,494	Newstar Commercial Lease Funding LLC 3.27%, 04/15/2019 (1)	1,521,596
	961,525	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.55%, 06/25/2036 (2)	719,440
	3,220,000	NRZ Advance Receivables Trust 3.30%, 08/17/2048 (1)	3,197,138
	925,000	Ocwen Freddie Advance Funding 2.06%, 11/15/2045 (1)	924,935
	1,715,000	Ocwen Master Advance Receivables Trust 3.52%, 09/17/2046 (1)	1,716,273
	526,596	Prime Mortgage Trust 5.50%, 06/25/2036	493,566
	890,599	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	813,417
	3,574,982	Renaissance Home Equity Loan Trust 0.72%, 03/25/2034 (2)	3,423,596
		Residential Accredit Loans, Inc.
	879,503	0.50%, 04/25/2036 (2)	595,738
	940,786	1.02%, 09/25/2046 (2)	661,911
	2,154,498	1.51%, 11/25/2037 (2)	1,344,776
	268,723	6.25%, 01/25/2037	220,043
		Residential Funding Mortgage Securities, Inc.
	3,603,313	2.86%, 08/25/2035 (2)	2,810,365
	748,524	3.12%, 04/25/2037 (2)	651,913
	159,630	5.75%, 01/25/2036	130,229
	225,074	6.00%, 04/25/2037	202,913
	294,939	6.00%, 07/25/2037	266,593
	1,100,000	Santander Drive Auto Receivables Trust 1.20%, 12/17/2018	1,099,681
		Sequoia Mortgage Trust
	2,527,120	0.85%, 06/20/2033 (2)	2,406,285
	622,171	4.86%, 07/20/2037 (2)	555,480
		SFAVE Commercial Mortgage Securities Trust
	1,935,000	3.87%, 01/05/2035 (1)(2)	1,909,357
	3,665,000	4.14%, 01/05/2035 (1)(2)	3,615,823
	1,879,261	SpringCastle America Funding LLC 2.70%, 05/25/2023 (1)	1,883,395
		Springleaf Funding Trust
	1,790,000	2.41%, 12/15/2022 (1)	1,789,034
	2,205,000	3.16%, 11/15/2024 (1)	2,221,487
	3,215,000	3.48%, 05/15/2028 (1)	3,230,434
		Springleaf Mortgage Loan Trust
	1,801,000	1.78%, 12/25/2065 (1)(2)	1,802,199
	3,065,000	2.31%, 06/25/2058 (1)(2)	3,071,997
	1,725,000	3.14%, 06/25/2058 (1)(2)	1,729,099
	920,000	3.52%, 12/25/2065 (1)(2)	929,441
	2,770,000	3.79%, 09/25/2057 (1)(2)	2,809,989
		Structured Adjustable Rate Mortgage Loan Trust
	1,045,382	0.50%, 09/25/2034 (2)	902,356
	2,149,165	2.58%, 06/25/2035 (2)	1,881,877
	639,862	Structured Asset Mortgage Investments II Trust 0.43%, 02/25/2036 (2)	496,105
	1,586,286	Structured Asset Securities Corp. 5.75%, 06/25/2035	1,536,685
	347,888	Structured Asset Securities Corp. Mortgage Pass-Through Ctfs 2.73%, 11/25/2033 (2)	341,722

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.8% - (continued)
		United States - 10.3% - (continued)
$	949,667	TAL Advantage LLC 2.83%, 02/22/2038 (1)	$952,696
	1,944,272	Terwin Mortgage Trust 1.14%, 12/25/2034 (2)	1,892,601
	1,194,166	Thornburg Mortgage Securities Trust 2.22%, 04/25/2045 (2)	1,187,299
		Towd Point Mortgage Trust
	1,275,742	2.75%, 04/25/2055 (1)(2)	1,278,176
	1,325,000	2.75%, 05/25/2055 (1)(2)	1,320,230
	2,361,413	3.00%, 03/25/2054 (1)(2)	2,380,305
		UBS-Barclays Commercial Mortgage Trust
	5,950,000	3.19%, 03/10/2046	6,059,782
	1,095,000	4.09%, 03/10/2046 (1)(2)	900,960
	29,505	Wachovia Bank Commercial Mortgage Trust 5.42%, 01/15/2045 (2)	29,483
		WaMu Mortgage Pass-Through Certificates Trust
	1,089,789	0.62%, 06/25/2044 (2)	980,281
	2,546,758	0.62%, 07/25/2044 (2)	2,448,834
	951,036	2.14%, 11/25/2046 (2)	853,690
	2,600,548	2.43%, 10/25/2036 (2)	2,322,063
	1,028,038	4.31%, 08/25/2036 (2)	916,807
	2,668,409	Washington Mutual Mortgage Pass-Through Certificates 0.29%, 02/25/2037 (2)	1,733,504
		Wells Fargo Commercial Mortgage Trust
	2,845,000	2.88%, 05/15/2048 (1)(2)	1,829,291
	3,900,000	2.92%, 10/15/2045	3,944,501
	1,890,000	3.36%, 09/15/2058 (1)	1,181,061
	375,000	4.11%, 05/15/2048 (2)	308,537
		Wells Fargo Mortgage Backed Securities Trust
	425,322	2.74%, 10/25/2036 (2)	402,844
	1,745,000	2.74%, 10/25/2035 (2)	1,673,380
	762,189	2.75%, 12/28/2037 (2)	703,618
		Westlake Automobile Receivables Trust
	2,184,362	1.17%, 03/15/2018 (1)	2,183,028
	3,440,000	2.45%, 01/15/2021 (1)	3,408,178
	1,830,000	4.40%, 05/17/2021 (1)	1,827,052
		WF-RBS Commercial Mortgage Trust
	15,727,108	1.44%, 03/15/2047 (2)(4)	1,167,047
	830,000	4.90%, 06/15/2044 (1)(2)	927,400
	515,000	5.00%, 06/15/2044 (1)(2)	491,748
	810,000	5.00%, 04/15/2045 (1)(2)	639,768
	935,000	5.56%, 04/15/2045 (1)(2)	971,648
	535,000	World Omni Auto Receivables Trust 2.15%, 08/15/2022	531,130
	1,980,000	World Omni Automobile Lease Securitization Trust 1.54%, 10/15/2018	1,981,436

			384,183,772

		Total Asset & Commercial Mortgage Backed Securities (cost $516,772,265)	$514,576,405

	CORPORATE BONDS - 9.6%
		Canada - 0.1%
		MEG Energy Corp.
$	1,130,000	6.38%, 01/30/2023 (1)	$952,025
	820,000	7.00%, 03/31/2024 (1)	709,300

The accompanying notes are an integral part of these financial statements.

230

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.6% - (continued)
		Canada - 0.1% - (continued)
$	1,300,000	Telesat Canada / Telesat LLC 6.00%, 05/15/2017 (1)	$1,319,500
	2,740,000	Tembec Industries, Inc. 9.00%, 12/15/2019 (1)	2,192,000

			5,172,825

		France - 0.1%
EUR	4,247,000	Banque PSA Finance S.A. 4.25%, 02/25/2016 (3)	4,720,821

		Ireland - 0.3%
		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
$	2,190,000	4.25%, 07/01/2020	2,242,012
	4,300,000	4.50%, 05/15/2021	4,418,250
	535,000	4.63%, 10/30/2020	554,394
	1,495,000	4.63%, 07/01/2022	1,526,769
EUR	850,000	Ardagh Packaging Finance plc 9.25%, 10/15/2020 (3)	981,204
	100,000	Baggot Securities Ltd. 10.24%, 11/30/2015 (1)(6)	111,065

			9,833,694

		Italy - 0.1%
	1,300,000	Intesa Sanpaolo S.p.A. 9.50%, 06/01/2016 (2)(3)(6)	1,487,442

		Japan - 0.0%
$	1,230,000	SoftBank Group Corp. 4.50%, 04/15/2020 (1)	1,218,930

		Jersey - 0.0%
	690,000	Swiss Re Capital I L.P. 6.85%, 05/25/2016 (2)(3)(6)	699,833

		Luxembourg - 0.3%
	1,455,000	Aguila 3 S.A. 7.88%, 01/31/2018 (1)	1,487,737
EUR	1,185,000	Altice Financing S.A. 6.50%, 01/15/2022 (3)	1,368,240
	510,528	Ardagh Finance Holdings S.A. 8.38%, 06/15/2019 (1)(7)	583,858
	2,091,000	CNH Industrial Finance Europe S.A. 2.75%, 03/18/2019 (3)	2,263,729
		Wind Acquisition Finance S.A.
	3,525,000	3.95%, 07/15/2020 (1)(2)	3,861,731
	1,160,000	4.00%, 07/15/2020 (1)	1,293,134

			10,858,429

		Mexico - 0.1%
		Cemex S.A.B. de C.V.
$	2,500,000	5.88%, 03/25/2019 (3)	2,527,500
	2,245,000	6.13%, 05/05/2025 (1)	2,127,138

			4,654,638

		Netherlands - 0.6%
EUR	8,850,000	Achmea B.V. 4.25%, 02/04/2025 (2)(3)(6)	9,135,826
$	200,000	AerCap Aviation Solutions B.V. 6.38%, 05/30/2017	208,500
	4,000,000	Cimpress N.V. 7.00%, 04/01/2022 (1)	4,030,000
		ING Groep N.V.
	555,000	6.00%, 04/16/2020 (2)(6)	543,206
	3,560,000	6.50%, 04/16/2025 (2)(6)	3,424,275
		NXP B.V. / NXP Funding LLC
	440,000	3.75%, 06/01/2018 (1)	441,100
	5,035,000	4.13%, 06/15/2020 (1)	5,135,700

			22,918,607

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.6% - (continued)
		Spain - 0.3%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	1,600,000	7.00%, 02/19/2019 (2)(3)(6)	$1,762,284
$	2,800,000	9.00%, 05/09/2018 (2)(3)(6)	3,017,140
EUR	3,000,000	Banco Santander S.A. 6.25%, 03/12/2019 (2)(3)(6)	3,216,477
	3,390,000	NH Hotel Group S.A. 6.88%, 11/15/2019 (1)	4,065,182

			12,061,083

		Switzerland - 0.1%
	2,140,000	Credit Suisse Group AG 5.75%, 09/18/2025 (2)(3)	2,603,649

		United Kingdom - 1.4%
		Barclays Bank plc
$	14,260,000	4.38%, 09/11/2024	14,005,887
	3,495,000	8.25%, 12/15/2018 (2)(6)	3,721,144
		Barclays plc
	2,180,000	0.75%, 12/14/2015 (2)(6)	1,341,164
GBP	550,000	14.00%, 06/15/2019 (2)(6)	1,098,216
$	2,620,000	HSBC Bank plc 0.81%, 03/31/2016 (2)(6)	1,535,320
EUR	1,590,000	Ineos Finance plc 4.00%, 05/01/2023 (1)	1,678,506
		Lloyds Banking Group plc
	650,000	6.38%, 06/27/2020 (2)(3)(6)	755,363
GBP	1,550,000	7.00%, 06/27/2019 (2)(3)(6)	2,449,216
		National Westminster Bank plc
$	1,270,000	0.75%, 01/11/2016 (2)(6)	781,050
EUR	725,000	2.11%, 01/05/2016 (2)(6)	757,382
GBP	1,050,000	Nationwide Building Society 6.88%, 06/20/2019 (2)(3)(6)	1,630,858
$	2,345,000	Paragon Offshore plc 6.75%, 07/15/2022 (1)	357,613
		Royal Bank of Scotland Group plc
	5,070,000	6.00%, 12/19/2023	5,504,083
	1,770,000	7.50%, 08/10/2020 (2)(6)	1,831,950
	350,000	8.00%, 08/10/2025 (2)(6)	365,750
	2,075,000	9.50%, 03/16/2022 (2)(3)	2,263,759
		Tullow Oil plc
	545,000	6.00%, 11/01/2020 (1)	413,927
	1,745,000	6.25%, 04/15/2022 (1)	1,313,985
		Virgin Media Finance plc
EUR	3,600,000	4.50%, 01/15/2025 (3)	3,820,185
$	1,790,000	5.75%, 01/15/2025 (1)	1,758,675
		Virgin Media Secured Finance plc
	2,755,000	5.25%, 01/15/2026 (1)	2,755,000
GBP	1,225,000	5.50%, 01/15/2021	2,015,458

			52,154,491

		United States - 6.2%
$	7,145,000	Activision Blizzard, Inc. 6.13%, 09/15/2023 (1)	7,779,119
	2,990,000	Advanced Micro Devices, Inc. 6.75%, 03/01/2019	2,302,300
		AK Steel Corp.
	715,000	7.63%, 05/15/2020	371,800
	2,440,000	7.63%, 10/01/2021	1,165,100
	440,000	8.38%, 04/01/2022	206,800
	517,000	Albertson’s Holdings LLC 7.75%, 10/15/2022 (1)	557,068

The accompanying notes are an integral part of these financial statements.

231

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.6% - (continued)
		United States - 6.2% - (continued)
		Alcatel-Lucent USA, Inc.
$	3,525,000	4.63%, 07/01/2017 (1)	$3,630,750
	2,815,000	6.45%, 03/15/2029	2,973,344
	371,000	6.75%, 11/15/2020 (1)	394,188
		Alere, Inc.
	2,770,000	6.38%, 07/01/2023 (1)	2,880,800
	1,970,000	6.50%, 06/15/2020	2,034,025
	1,050,000	7.25%, 07/01/2018	1,094,625
		Ally Financial, Inc.
	6,125,000	3.25%, 02/13/2018	6,155,625
	2,475,000	3.75%, 11/18/2019	2,507,175
	1,580,000	8.00%, 12/31/2018	1,777,500
	220,000	American Builders & Contractors Supply Co., Inc. 5.63%, 04/15/2021 (1)	226,050
	575,000	Amsurg Corp. 5.63%, 07/15/2022	564,938
		Antero Resources Corp.
	380,000	5.38%, 11/01/2021	349,600
	980,000	5.63%, 06/01/2023 (1)	901,600
	1,505,000	Aramark Services, Inc. 5.75%, 03/15/2020	1,570,844
	635,000	Argos Merger Sub, Inc. 7.13%, 03/15/2023 (1)	668,338
	800,000	Ashtead Capital, Inc. 6.50%, 07/15/2022 (1)	858,000
	5,890,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.25%, 03/15/2025 (1)	5,867,912
EUR	1,800,000	Bank of America Corp. 0.65%, 05/23/2017 (2)	1,968,904
$	1,250,000	Blue Racer Midstream LLC 6.13%, 11/15/2022 (1)	1,168,750
	1,930,000	Builders FirstSource, Inc. 10.75%, 08/15/2023 (1)	1,992,725
	1,300,000	CCO Holdings LLC 7.38%, 06/01/2020	1,348,750
		CCO Safari II LLC
	3,315,000	4.91%, 07/23/2025 (1)	3,369,641
	720,000	6.83%, 10/23/2055 (1)	729,567
		CDW LLC / CDW Finance Corp.
	1,360,000	5.00%, 09/01/2023	1,411,000
	925,000	6.00%, 08/15/2022	992,747
	280,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	275,800
	3,875,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 6.38%, 09/15/2020 (1)	3,879,844
	1,150,000	Chinos Intermediate Holdings A, Inc. 7.75%, 05/01/2019 (1)(7)	414,000
		CIT Group, Inc.
	30,000	5.00%, 05/15/2017	30,915
	65,000	5.25%, 03/15/2018	68,169
	525,000	5.50%, 02/15/2019 (1)	557,156
	95,000	CNH Industrial America LLC 7.25%, 01/15/2016	95,950
		CNH Industrial Capital LLC
	3,205,000	3.63%, 04/15/2018	3,213,012
	205,000	3.88%, 11/01/2015	205,000
	3,845,000	3.88%, 07/16/2018 (1)	3,854,612
	230,000	6.25%, 11/01/2016	236,900

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.6% - (continued)
		United States - 6.2% - (continued)
		Community Health Systems, Inc.
$	610,000	5.13%, 08/15/2018	$621,438
	4,350,000	6.88%, 02/01/2022	4,382,625
	1,930,000	7.13%, 07/15/2020	1,978,250
EUR	200,000	Deutsche Postbank Funding Trust 5.98%, 06/29/2017 (2)(3)(6)	226,528
$	2,900,000	DISH DBS Corp. 4.25%, 04/01/2018	2,896,375
		Dollar Tree, Inc.
	230,000	5.25%, 03/01/2020 (1)	239,775
	1,130,000	5.75%, 03/01/2023 (1)	1,190,737
	25,000	Emdeon, Inc. 11.00%, 12/31/2019	26,625
		Endo Finance LLC
	615,000	6.00%, 07/15/2023 (1)	615,000
	3,675,000	6.00%, 02/01/2025 (1)	3,647,437
	565,000	Entegris, Inc. 6.00%, 04/01/2022 (1)	581,950
	435,000	Envision Healthcare Corp. 5.13%, 07/01/2022 (1)	421,950
	55,000	Equinix, Inc. 4.88%, 04/01/2020	57,475
	80,000	Everest Acquisition Finance, Inc. 9.38%, 05/01/2020	69,600
	3,935,000	FCA US LLC / CG Co-Issuer, Inc. 8.25%, 06/15/2021	4,210,450
		First Data Corp.
	5,465,000	7.00%, 12/01/2023 (1)	5,560,637
	1,180,000	8.25%, 01/15/2021 (1)	1,237,525
		Fresenius Medical Care U.S. Finance II, Inc.
	435,000	5.63%, 07/31/2019 (1)	473,063
	610,000	5.88%, 01/31/2022 (1)	664,900
		Frontier Communications Corp.
	2,545,000	8.88%, 09/15/2020 (1)	2,642,015
	1,015,000	10.50%, 09/15/2022 (1)	1,053,062
	1,240,000	11.00%, 09/15/2025 (1)	1,299,669
	245,000	General Motors Financial Co., Inc. 2.75%, 05/15/2016	246,604
		GenOn Americas Generation LLC
	1,910,000	8.50%, 10/01/2021	1,504,125
	605,000	9.13%, 05/01/2031	450,725
	475,000	H&E Equipment Services, Inc. 7.00%, 09/01/2022	482,125
	3,471,000	Harron Communications L.P./Harron Finance Corp. 9.13%, 04/01/2020 (1)	3,705,292
	1,800,000	HCA Holdings, Inc. 6.25%, 02/15/2021	1,966,500
	2,530,000	HCA, Inc. 7.50%, 11/15/2095	2,511,025
		Hertz Corp.
	946,000	7.38%, 01/15/2021 (1)	984,427
	430,000	7.50%, 10/15/2018	439,675
	6,200,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.63%, 10/15/2021	6,489,354
	2,765,625	Homer City Generation L.P. 8.73%, 10/01/2026 (7)	2,737,969
		IMS Health, Inc.
EUR	2,755,000	4.13%, 04/01/2023 (1)	2,900,781
$	2,845,000	6.00%, 11/01/2020 (1)	2,944,575

The accompanying notes are an integral part of these financial statements.

232

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.6% - (continued)
		United States - 6.2% - (continued)
$	2,885,000	Infor Software Parent LLC 7.13%, 05/01/2021 (1)(7)	$2,497,314
	1,730,000	Infor US, Inc. 6.50%, 05/15/2022 (1)	1,639,175
		International Lease Finance Corp.
	1,015,000	5.88%, 04/01/2019	1,089,024
	2,815,000	6.25%, 05/15/2019	3,061,312
	255,000	inVentiv Health, Inc. 9.00%, 01/15/2018 (1)	263,288
		KB Home
	1,685,000	7.00%, 12/15/2021	1,706,062
	75,000	7.50%, 09/15/2022	76,875
	1,075,000	8.00%, 03/15/2020	1,169,062
		Laredo Petroleum, Inc.
	650,000	5.63%, 01/15/2022	611,000
	1,000,000	6.25%, 03/15/2023	960,000
	430,000	7.38%, 05/01/2022	424,625
	680,000	Lennar Corp. 4.88%, 12/15/2023	677,450
	700,000	Level 3 Financing, Inc. 8.63%, 07/15/2020	739,375
	3,625,000	LIN Television Corp. 6.38%, 01/15/2021	3,779,062
	285,000	Matador Resources Co. 6.88%, 04/15/2023	285,713
	3,075,000	MDC Holdings, Inc. 5.50%, 01/15/2024	3,136,500
	1,100,000	Michaels Stores, Inc. 5.88%, 12/15/2020 (1)	1,160,500
	3,035,000	Morgan Stanley 3.88%, 04/29/2024	3,121,628
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	1,045,000	6.50%, 08/01/2018	1,025,406
	456,000	7.88%, 10/01/2020	449,160
	680,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049 (1)(6)	724,200
	650,000	Nortek, Inc. 8.50%, 04/15/2021	689,000
	1,430,000	Party City Holdings, Inc. 6.13%, 08/15/2023 (1)	1,472,900
	1,701,000	PRA Holdings, Inc. 9.50%, 10/01/2023 (1)	1,917,877
	75,000	Realogy Group LLC 7.63%, 01/15/2020 (1)	78,847
	135,000	Rite Aid Corp. 7.70%, 02/15/2027	171,113
	125,000	Sovereign Capital Trust 7.91%, 06/13/2036	128,038
		Spectrum Brands, Inc.
	950,000	6.38%, 11/15/2020	1,014,125
	940,000	6.63%, 11/15/2022	1,026,950
	75,000	Sprint Communications, Inc. 9.00%, 11/15/2018 (1)	82,453
	4,360,000	Sprint Corp. 7.13%, 06/15/2024	3,828,625
	2,850,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023 (1)	2,867,812
	2,745,000	Sun Products Corp. 7.75%, 03/15/2021 (1)	2,573,437
		SunGard Data Systems, Inc.
	2,450,000	6.63%, 11/01/2019	2,535,750
	2,150,000	7.38%, 11/15/2018	2,201,062

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.6% - (continued)
		United States - 6.2% - (continued)
$	3,666,000	Syniverse Holdings, Inc. 9.13%, 01/15/2019	$3,070,275
		T-Mobile USA, Inc.
	575,000	5.25%, 09/01/2018	587,938
	785,000	6.46%, 04/28/2019	807,569
	5,440,000	TEGNA, Inc. 6.38%, 10/15/2023	5,875,200
	395,000	Tempur Sealy International, Inc. 6.88%, 12/15/2020	422,650
		Tenet Healthcare Corp.
	1,975,000	5.00%, 03/01/2019	1,930,562
	5,410,000	6.75%, 06/15/2023	5,369,425
	925,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020 (1)(8)	312,188
		Time Warner Cable, Inc.
	4,680,000	8.25%, 04/01/2019	5,455,359
	4,685,000	8.75%, 02/14/2019	5,491,851
	975,000	Tribune Media Co. 5.88%, 07/15/2022 (1)	1,001,813
	3,120,000	United Rentals North America, Inc. 4.63%, 07/15/2023	3,133,634
	1,037,000	United States Steel Corp. 7.38%, 04/01/2020	772,565
	3,020,000	UnitedHealth Group, Inc. 4.75%, 07/15/2045	3,210,239
	1,647,000	Verizon Communications, Inc. 5.01%, 08/21/2054	1,522,474
		WPX Energy, Inc.
	500,000	5.25%, 09/15/2024	415,000
	1,100,000	6.00%, 01/15/2022	968,000
	1,600,000	Zayo Group LLC / Zayo Capital, Inc. 6.00%, 04/01/2023 (1)	1,631,200
		ZF North America Capital, Inc.
	410,000	4.50%, 04/29/2022 (1)	412,817
	980,000	4.75%, 04/29/2025 (1)	961,625
	3,750,000	ZFS Finance USA Trust V 6.50%, 05/09/2067 (1)(2)	3,834,375

			230,482,685

		Total Corporate Bonds (cost $372,311,417)	$358,867,127

FOREIGN GOVERNMENT OBLIGATIONS - 53.2%
		Australia - 4.5%
		Australia Government Bond
AUD	20,000,000	2.75%, 04/21/2024 (3)	$14,481,919
	87,075,000	3.25%, 04/21/2025 (3)	65,358,657
	55,000,000	4.25%, 07/21/2017 (3)	40,868,463
	40,000,000	4.50%, 04/15/2020 (3)	31,605,159
	20,000,000	5.50%, 01/21/2018 (3)	15,414,225

			167,728,423

		Brazil - 0.5%
BRL	71,996,000	Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2017	17,677,100

		Canada - 8.8%
		Canadian Government Bond
CAD	23,355,000	0.75%, 09/01/2020	17,749,336
	154,240,000	1.25%, 02/01/2018	119,717,653
	91,305,000	1.50%, 02/01/2017	70,646,860
	66,340,000	1.50%, 03/01/2020	52,295,767
	48,145,000	2.25%, 06/01/2025	39,087,436
	32,500,000	2.75%, 06/01/2022	27,321,276

			326,818,328

The accompanying notes are an integral part of these financial statements.

233

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 53.2% - (continued)
		Denmark - 7.1%
		Denmark Government Bond
DKK	497,020,000	1.50%, 11/15/2023	$78,533,315
	88,480,000	1.75%, 11/15/2025	14,154,921
	99,465,000	2.50%, 11/15/2016	15,103,176
	247,895,000	3.00%, 11/15/2021	42,372,287
	56,760,000	4.00%, 11/15/2017	9,103,560
	614,950,000	4.00%, 11/15/2019	105,039,138

			264,306,397

		Italy - 0.4%
EUR	15,000,000	Italy Certificati di Credito del Tesoro 0.00%, 12/31/2015 (9)	16,495,068

		Japan - 0.5%
JPY	2,300,000,000	Japan Treasury Discount Bill 0.00%, 12/21/2015 (9)	19,060,323

		Mexico - 0.5%
MXN	234,234,700	Mexican Bonos 10.00%, 12/05/2024	18,151,580

		Norway - 8.8%
		Norway Government Bond
NOK	680,755,000	1.75%, 03/13/2025 (1)(3)	81,243,854
	449,385,000	3.75%, 05/25/2021 (1)(3)	60,346,401
	291,095,000	4.25%, 05/19/2017 (1)(3)	36,140,420
	1,121,795,000	4.50%, 05/22/2019 (1)(3)	149,163,385

			326,894,060

		South Africa - 0.5%
ZAR	262,075,000	South Africa Government Bond 8.75%, 02/28/2048	18,248,101

		South Korea - 4.6%
		Korea Treasury Bond
KRW	17,471,760,000	2.00%, 03/10/2020	15,475,883
	5,426,820,000	2.25%, 06/10/2025	4,817,729
	31,500,000,000	3.00%, 09/10/2024	29,652,744
	70,818,840,000	3.50%, 03/10/2017	63,677,073
	57,374,350,000	4.25%, 06/10/2021	56,676,981

			170,300,410

		Sweden - 7.9%
		Sweden Government Bond
SEK	328,200,000	1.00%, 11/12/2026	38,706,514
	545,370,000	1.50%, 11/13/2023	69,015,919
	906,665,000	4.25%, 03/12/2019	122,378,630
	449,965,000	5.00%, 12/01/2020	65,999,186

			296,100,249

		United Kingdom - 9.1%
		United Kingdom Gilt
GBP	35,000,000	1.75%, 01/22/2017 (3)	54,772,491
	79,975,000	1.75%, 07/22/2019 (3)	126,333,418
	60,755,000	2.00%, 07/22/2020 (3)	96,764,221
	39,010,000	2.00%, 09/07/2025 (3)	60,587,017

			338,457,147

		Total Foreign Government Obligations (cost $2,095,162,014)	$1,980,237,186

SENIOR FLOATING RATE INTERESTS - 2.5% (10)
		Australia - 0.1%
$	4,244,731	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	$4,251,819

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5% (10) - (continued)
		Canada - 0.0%
$	1,200,662	Bauer Performance Sports Ltd. 4.50%, 04/15/2021	$1,188,656

		Cayman Islands - 0.1%
	1,240,557	Avago Technologies Cayman Ltd. 3.75%, 05/06/2021	1,240,209

		Ireland - 0.1%
	1,265,725	Ardagh Holdings USA, Inc. 4.00%, 12/17/2019	1,263,358

		United States - 2.2%
	1,278,900	ABC Supply Co., Inc. 3.50%, 04/16/2020	1,270,114
	858,000	AMC Entertanment, Inc. 3.50%, 04/30/2020	855,675
	3,352,563	Amsurg Corp. 3.50%, 07/16/2021	3,326,580
		Asurion LLC
	1,913,922	4.25%, 07/08/2020	1,779,545
	1,079,986	5.00%, 05/24/2019	1,028,687
	1,240,000	8.50%, 03/03/2021	1,113,421
	1,941,877	Burger King 3.75%, 12/12/2021	1,945,120
		Calpine Corp.
	698,400	4.00%, 10/09/2019	698,945
	319,313	4.00%, 10/30/2020	318,993
	96,231	Chrysler Group LLC 3.50%, 05/24/2017	96,095
		Community Health Systems, Inc.
	197,702	3.75%, 12/31/2019	196,745
	363,766	4.00%, 01/27/2021	362,555
	668,100	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	561,204
		First Data Corp.
	3,265,000	3.70%, 03/24/2018	3,238,194
	2,685,000	3.70%, 09/24/2018	2,664,862
		Freescale Semiconductor, Inc.
	3,181,542	4.25%, 02/28/2020	3,177,851
	1,430,800	5.00%, 01/15/2021	1,430,156
EUR	1,318,100	Gardner Denver, Inc. 4.75%, 07/30/2020	1,358,525
$	189,638	Hii Holding Corp. 4.25%, 12/20/2019	188,572
	1,050,691	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	1,052,330
		Hostess Brands LLC
	1,965,000	4.50%, 08/03/2022	1,966,827
	975,000	8.50%, 08/03/2023	971,344
	827,514	Hyland Software, Inc. 4.75%, 07/01/2022	819,859
	2,415,425	Interactive Data Corp. 4.75%, 05/02/2021	2,414,411
	2,832,848	Lands’ End, Inc. 4.25%, 04/04/2021	2,596,787
	4,075,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	4,064,812
	2,920,431	LTS Buyer LLC 4.00%, 04/13/2020	2,872,974
	509,508	Magic Newco LLC 5.00%, 12/12/2018	508,616
	515,425	MGM Resorts International 3.50%, 12/20/2019	514,353
	2,614,140	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	2,576,575
	3,185,130	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	3,109,165
	2,054,023	Nortek, Inc. 3.50%, 10/30/2020	2,031,552

The accompanying notes are an integral part of these financial statements.

234

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5% (10) - (continued)
		United States - 2.2% - (continued)
$	6,139,306	Party City Holdings, Inc. 4.25%, 08/19/2022	$6,136,236
	5,348,125	PetSmart, Inc. 4.25%, 03/11/2022	5,345,237
	940,675	PLY GEM Industries, Inc. 4.00%, 02/01/2021	925,982
	2,608,463	Quintiles Transnational Corp. 3.25%, 05/12/2022	2,606,506
	2,518,306	Realogy Corp. 3.75%, 03/05/2020	2,516,417
	2,704,800	Rexnord LLC 4.00%, 08/21/2020	2,670,422
	2,905,712	ServiceMaster Co. 4.25%, 07/01/2021	2,903,446
EUR	790,000	Signode Industrial Group US Inc. 4.00%, 05/01/2021	865,466
$	720,850	Star West Generation LLC 4.25%, 03/13/2020	704,631
	4,482,965	Syniverse Holdings, Inc. 4.00%, 04/23/2019	4,023,461
	1,315,326	Tribune Media Co. 3.75%, 12/27/2020	1,311,222
	1,850,000	Univar, Inc. 4.25%, 07/01/2022	1,822,916

			82,943,386

		Total Senior Floating Rate Interests (cost $92,531,154)	$90,887,428

U.S. GOVERNMENT AGENCIES - 0.5%
		United States - 0.5%
		FHLMC - 0.5%
$	2,536,674	1.05%, 04/25/2024 (2)	$2,534,242
	1,094,450	1.61%, 08/25/2016 (2)(4)	7,932
	31,105,000	1.63%, 11/25/2042 (2)(4)	2,574,452
	3,473,906	1.65%, 09/25/2024 (2)	3,487,754
	3,690,853	1.73%, 09/25/2041 (2)(4)	408,229
	11,435,000	2.02%, 02/25/2041 (2)(4)	1,092,420
	2,200,334	2.11%, 12/25/2041 (2)(4)	305,656
	6,087,872	2.21%, 01/25/2024 (2)(4)	894,342
	10,140,000	2.21%, 12/25/2039 (2)(4)	1,176,216
	3,485,000	2.40%, 02/25/2024 (2)	3,505,670
	2,425,000	4.10%, 12/25/2027 (2)	2,316,297

			18,303,210

		Total U.S. Government Agencies (cost $18,081,179)	$18,303,210

U.S. GOVERNMENT SECURITIES - 11.1%
		United States - 11.1%
		U.S. Treasury Notes - 11.1%
$	80,000,000	0.38%, 03/15/2016	$80,052,080
	37,500,000	0.38%, 03/31/2016	37,520,513
	10,000,000	0.63%, 08/31/2017	9,984,240
	35,000,000	0.88%, 12/31/2016	35,151,305
	37,060,000	0.88%, 01/31/2017	37,224,546
	69,930,000	1.00%, 09/30/2019	69,023,078
	30,815,000	1.25%, 01/31/2019	30,917,706
	40,400,000	1.38%, 04/30/2020	40,233,754
	25,045,000	1.38%, 08/31/2020	24,907,378
	10,965,000	2.00%, 02/15/2025	10,838,069

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 11.1% - (continued)
		United States - 11.1% - (continued)
		U.S. Treasury Notes - 11.1% - (continued)
$	36,975,000	2.50%, 05/15/2024	$38,213,293

			414,065,962

		Total U.S. Government Securities (cost $413,672,812)	$414,065,962

CONVERTIBLE BONDS - 0.0%
		Home Builders - 0.0%
	147,000	M/I Homes, Inc. 3.00%, 03/01/2018	$141,855

		Oil & Gas - 0.0%
	1,155,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	831,600

		Total Convertible Bonds (cost $1,263,757)	$973,455

PREFERRED STOCKS - 0.1%
		United States - 0.1%
	111,000	GMAC Capital Trust I Series 2	$2,867,130

		Total Preferred Stocks (cost $2,941,763)	$2,867,130

CONVERTIBLE PREFERRED STOCKS - 0.1%
		Ireland - 0.1%
	4,478	Allergan plc Series A, 5.50%	$4,686,809

		Total Convertible Preferred Stocks (cost $4,706,915)	$4,686,809

		Total Long-Term Investments (cost $3,517,443,276)	$3,385,464,712

SHORT-TERM INVESTMENTS - 3.5%
		Foreign Government Obligations - 1.0%
CAD	25,000,000	Ontario Treasury Bill 0.53%, 01/27/2016 (11)	$19,096,245
	25,000,000	Quebec Treasury Bill 0.53%, 01/22/2016 (11)	19,097,201

			38,193,446

		Other Investment Pools & Funds - 2.5%
	94,779,774	BlackRock Liquidity Funds TempFund Portfolio	94,779,774

		Total Short-Term Investments (cost $132,732,330)	$132,973,220

Total Investments Excluding Purchased Options (cost $3,650,175,606)	94.4%	$3,518,437,932

Total Purchased Options (cost $4,826,210)	0.1%	$2,515,572

Total Investments (cost $3,655,001,816) ^	94.5%	$3,520,953,504
Other Assets and Liabilities	5.5%	203,241,253

Total Net Assets	100.0%	$3,724,194,757

The accompanying notes are an integral part of these financial statements.

235

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $3,657,401,574 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,125,954
Unrealized Depreciation	(148,574,024)

Net Unrealized Depreciation	$(136,448,070)

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $716,316,389, which represents 19.2% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $878,813,740, which represents 23.6% of total net assets.

(4)	Securities disclosed are interest-only strips.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $4,907,034 at October 31, 2015.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	This security may pay interest in additional principal instead of cash.

(8)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(9)	Security is a zero-coupon bond.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2015.

(11)	The rate shown represents current yield to maturity.

(12)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

The accompanying notes are an integral part of these financial statements.

236

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Option Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased Option contracts:
Calls
USD Call/CNH Put	GSC	6.35 USD per CNH	06/23/16	USD	9,700,500	$245,015	$132,218	$112,797
USD Call/CNH Put	GSC	6.65 USD per CNH	03/23/16	USD	18,360,000	129,530	303,675	(174,145)
USD Call/JPY Put	GSC	119.75 USD per JPY	03/24/16	USD	4,606,000	110,231	129,210	(18,979)
USD Call/JPY Put	JPM	125.00 USD per USD	07/27/16	USD	11,352,596	174,115	197,989	(23,874)
USD Call/JPY Put	CBK	125.00 USD per USD	04/19/16	USD	23,787,500	242,727	235,615	7,112
USD Call/JPY Put	GSC	135.00 USD per JPY	12/07/15	USD	42,463,000	2,845	282,804	(279,959)
USD Call/SGD Put	GSC	1.43 USD per SGD	04/07/16	USD	1,308,000	404,028	261,600	142,428

Total Calls					111,577,596	$1,308,491	$1,543,111	$(234,620)

Puts
AUD Put/NZD Call	JPM	1.00 AUD per NZD	03/10/16	AUD	13,425,000	$35,689	$131,300	$(95,611)
AUD Put/NZD Call	GSC	1.01 AUD per NZD	03/10/16	AUD	25,722,000	109,706	273,863	(164,157)
AUD Put/USD Call	JPM	0.68 AUD per USD	01/11/16	AUD	15,210,000	76,791	403,237	(326,446)
AUD Put/USD Call	GSC	0.67 AUD per USD	03/31/16	AUD	9,639,950	86,437	126,713	(40,276)
AUD Put/USD Call	JPM	0.67 AUD per USD	03/31/16	AUD	9,640,050	86,438	125,590	(39,152)
EUR Put/DKK Call	JPM	7.30 EUR per DKK	05/03/16	EUR	5,432,864	10,885	47,217	(36,332)
EUR Put/DKK Call	JPM	7.30 EUR per DKK	05/03/16	EUR	10,865,727	21,770	89,011	(67,241)
EUR Put/SEK Call	JPM	8.95 EUR per SEK	12/22/15	EUR	11,460,000	6,339	177,160	(170,821)
GBP Put/SEK Call	DEUT	11.00 GBP per SEK	01/25/17	GBP	7,036,028	47,845	48,764	(919)
GBP Put/SEK Call	DEUT	11.00 GBP per SEK	01/25/17	GBP	10,788,972	73,365	80,363	(6,998)
USD Put/JPY Call	GSC	119.75 USD per JPY	03/24/16	USD	4,606,000	88,228	140,098	(51,870)
USD Put/MXN Call	MSC	15.24 USD per MXN	12/10/15	USD	22,673,025	4,217	23,353	(19,136)

Total Puts					146,499,616	$647,710	$1,666,669	$(1,018,959)

Total purchased option contracts					258,077,212	$1,956,201	$3,209,780	$(1,253,579)

Written option contracts:
Calls
USD Call/JPY Put	CBK	127.00 USD per JPY	04/19/16	USD	(23,787,500)	$(171,151)	$(168,891)	$(2,260)

Puts
AUD Put/USD Call	JPM	0.59 AUD per USD	01/11/17	AUD	(15,210,000)	$(133,659)	$(143,108)	$9,449
EUR Put/SEK Call	JPM	8.55 EUR per SEK	12/22/15	EUR	(11,460,000)	(252)	(53,272)	53,020
USD Put/JPY Call	JPM	115.00 USD per JPY	07/27/16	USD	(11,352,596)	(168,983)	(197,989)	29,006

Total Puts					(38,022,596)	$(302,894)	$(394,369)	$91,475

Total written option contracts					(61,810,096)	$(474,045)	$(563,260)	$89,215

OTC Swaption Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
Credit Default Swaption CDX.NA.HY.25	MSC	99.00%	12/15/15	USD	19,825,000	$63,670	$188,338	$(124,668)
Credit Default Swaption CDX.NA.HY.25	MSC	99.00%	12/15/15	USD	65,650,000	210,841	886,274	(675,433)
Interest Rate Swaption EUR	JPM	1.65%	12/29/15	EUR	8,625,000	130,509	253,917	(123,408)
Interest Rate Swaption USD	JPM	2.70%	12/29/15	USD	11,750,000	$154,351	287,901	(133,550)

Total Puts					105,850,000	$559,371	$1,616,430	$(1,057,059)

Total purchased swaption contracts					105,850,000	$559,371	$1,616,430	$(1,057,059)

The accompanying notes are an integral part of these financial statements.

237

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Swaption Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Puts
Credit Default Swaption CDX.NA.HY.25	MSC	95.00 USD	12/15/15	USD	(65,650,000)	$(68,810)	$(341,380)	$272,570
Credit Default Swaption CDX.NA.HY.25	MSC	95.00 USD	12/15/15	USD	(19,825,000)	(20,780)	(66,414)	45,634

Total Puts					(85,475,000)	$(89,590)	$(407,794)	$318,204

Futures Contracts Outstanding at October 31, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3-Year Bond Future	4,269	12/15/2015	$341,583,430	$341,884,637	$301,207
Long Gilt Future	446	12/29/2015	81,456,551	80,959,399	(497,152)
U.S. Treasury 2-Year Note Future	1,291	12/31/2015	282,783,565	282,285,218	(498,347)
U.S. Treasury Ultra Long Term Bond Future	1,091	12/21/2015	175,932,103	174,287,251	(1,644,852)

Total					$(2,339,144)

Short position contracts:
Australian 10-Year Bond Future	173	12/15/2015	$15,924,757	$15,958,869	$(34,112)
Canadian Government 10-Year Bond Future	483	12/18/2015	52,425,755	51,897,752	528,003
Euro BUXL 30-Year Bond Future	22	12/08/2015	3,761,818	3,815,611	(53,793)
Euro-BOBL Future	13	12/08/2015	1,845,751	1,850,118	(4,367)
Euro-Bund Future	96	12/08/2015	16,621,793	16,596,098	25,695
Japan 10-Year Bond Future	114	12/14/2015	139,735,593	140,348,388	(612,795)
U.S. Treasury 10-Year Note Future	860	12/21/2015	110,642,806	109,811,250	831,556
U.S. Treasury 5-Year Note Future	3,137	12/31/2015	377,408,891	375,729,275	1,679,616
U.S. Treasury Long Bond Future	37	12/21/2015	5,789,691	5,788,188	1,503

Total					$2,361,306

Total futures contracts					$22,162

OTC Credit Default Swap Contracts Outstanding at October 31, 2015
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.A.7	JPM	USD	1,645,000	(2.00)%	01/17/47	$—	$(33,540)	$46,274	$79,814
CMBX.NA.AJ.3	GSC	USD	2,233,053	(1.47)%	12/13/49	426,487	—	477,570	51,083
CMBX.NA.AJ.4	DEUT	USD	5	(0.96)%	02/17/51	—	—	1	1
CMBX.NA.AS.7	CSI	USD	9,350,000	(1.00)%	01/17/47	81,115	—	175,523	94,408
ITRAXX.SUB.FIN.16	JPM	EUR	155,000	(5.00)%	12/20/16	1,915	—	(9,826)	(11,741)

Total						$509,517	$(33,540)	$689,542	$213,565

Sell protection:
ITRAXX.EUR.Senior Financials Series 24	BCLY	EUR	28,400,000	1.00%	12/20/20	$79,864	$—	$518,737	$438,873
ITRAXX.EUR.Senior Financials Series 24	BCLY	EUR	28,400,000	1.00%	12/20/20	114,929	—	518,742	403,813

Total						$194,793	$—	$1,037,479	$842,686

Total traded indices						$704,310	$(33,540)	$1,727,021	$1,056,251

The accompanying notes are an integral part of these financial statements.

238

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
Advanced Micro Devices	JPM	USD	2,490,000	(5.00%)/11.16%	09/20/20	$333,524	$—	$507,643	$174,119
Advanced Micro Devices	JPM	USD	500,000	(5.00%)/11.16%	09/20/20	84,865	—	101,936	17,071
Advanced Micro Devices	JPM	USD	250,000	(5.00%)/11.16%	09/20/20	52,618	—	50,968	(1,650)
Alcoa, Inc.	GSC	USD	7,400,000	(1.00%)/3.00%	12/20/20	645,947	—	683,731	37,784
Amkor Technology, Inc.	JPM	USD	—	(1.00%)/3.06%	09/20/20	—	(31)	(918)	(887)
Australia & New Zealand Banking Group Ltd.	DEUT	USD	3,350,000	(1.00%)/1.45%	09/20/20	—	(18,697)	67,326	86,023
Avis Budget Group, Inc.	BOA	USD	2,500,000	(5.00%)/1.12%	06/20/18	—	(227,370)	(267,381)	(40,011)
Bayerische Motorenwerke AG	JPM	EUR	570,000	(1.00%)/0.68%	12/20/20	—	—	(10,888)	(10,888)
Bayerische Motorenwerke AG	CBK	EUR	590,000	(1.00%)/0.68%	12/20/20	—	—	(11,270)	(11,270)
Bayerische Motorenwerke AG	BNP	EUR	670,000	(1.00%)/0.68%	12/20/20	6,286	—	(12,798)	(19,084)
Bayerische Motorenwerke AG	BCLY	EUR	1,015,000	(1.00%)/0.68%	12/20/20	2,238	—	(19,388)	(21,626)
Bayerische Motorenwerke AG	MSC	EUR	1,140,000	(1.00%)/0.68%	12/20/20	1,886	—	(21,776)	(23,662)
Carrefour S.A.	CBK	EUR	2,480,000	(1.00%)/0.63%	09/20/20	—	(48,129)	(52,210)	(4,081)
Carrefour S.A.	BCLY	EUR	2,245,000	(1.00%)/0.63%	09/20/20	—	(42,956)	(47,263)	(4,307)
Carrefour S.A.	MSC	EUR	2,275,000	(1.00%)/0.63%	09/20/20	—	(43,858)	(47,894)	(4,036)
CenturyLink, Inc.	BCLY	USD	495,000	(1.00%)/3.68%	12/20/20	74,068	—	60,156	(13,912)
CenturyLink, Inc.	GSC	USD	740,000	(1.00%)/3.68%	12/20/20	114,911	—	89,930	(24,981)
CenturyLink, Inc.	GSC	USD	1,980,000	(1.00%)/3.68%	12/20/20	314,419	—	240,624	(73,795)
CenturyLink, Inc.	MSC	USD	1,230,000	(1.00%)/3.68%	12/20/20	227,029	—	149,478	(77,551)
CenturyLink, Inc.	GSC	USD	1,235,000	(1.00%)/3.68%	12/20/20	228,696	—	150,086	(78,610)
CenturyLink, Inc.	CBK	USD	1,235,000	(1.00%)/3.68%	12/20/20	229,978	—	150,086	(79,892)
Commonwealth Bank Of Australia	DEUT	USD	3,450,000	(1.00%)/1.47%	09/20/20	—	(19,255)	71,721	90,976
Community Health Systems, Inc.	JPM	USD	1,410,000	(5.00%)/5.04%	12/20/20	—	(18,174)	(5,805)	12,369
Daimler AG	BOA	EUR	600,000	(1.00%)/0.56%	12/20/20	—	(4,667)	(15,565)	(10,898)
Daimler AG	CSFB	EUR	565,000	(1.00%)/0.56%	12/20/20	—	(3,134)	(14,657)	(11,523)
Daimler AG	CBK	EUR	515,000	(1.00%)/0.56%	12/20/20	—	—	(13,360)	(13,360)
Daimler AG	MSC	EUR	545,000	(1.00%)/0.56%	12/20/20	2,997	—	(14,138)	(17,135)
Daimler AG	BNP	EUR	1,170,000	(1.00%)/0.56%	12/20/20	3,224	—	(30,352)	(33,576)
Dell Inc.	JPM	USD	7,130,000	(1.00%)/3.18%	09/20/20	588,063	—	685,237	97,174
Deutsche Telekom AG	BOA	EUR	2,005,000	(1.00%)/0.43%	12/20/20	—	(57,800)	(67,271)	(9,471)
Deutsche Telekom AG	BCLY	EUR	3,885,000	(1.00%)/0.43%	12/20/20	—	(117,833)	(130,312)	(12,479)
Deutsche Telekom AG	BOA	EUR	8,035,000	(1.00%)/0.43%	12/20/20	—	(222,172)	(269,738)	(47,566)
International Game Technology PLC	GSC	EUR	3,510,000	(5.00%)/3.48%	12/20/20	—	(193,197)	(294,232)	(101,035)
Jaguar Land Rover Automotive PLC	BNP	EUR	3,300,000	(5.00%)/2.40%	12/20/20	—	(361,458)	(479,217)	(117,759)
KB Home	CSFB	USD	5,905,000	(5.00%)/4.35%	12/20/20	—	(136,217)	(207,177)	(70,960)
Koninklijke KPN N.V.	JPM	EUR	2,570,000	(1.00%)/0.82%	09/20/20	—	(24,018)	(27,533)	(3,515)
Koninklijke KPN N.V.	CBK	EUR	2,900,000	(1.00%)/0.82%	09/20/20	—	(27,102)	(31,068)	(3,966)
Koninklijke KPN N.V.	MSC	EUR	3,855,000	(1.00%)/0.82%	09/20/20	—	(36,027)	(41,299)	(5,272)
MDC Holdings, Inc.	JPM	USD	3,075,000	(1.00%)/1.84%	03/20/20	95,511	—	105,314	9,803
Mondelez International, Inc.	BCLY	USD	150,000	(1.00%)/0.40%	12/20/20	—	(4,091)	(4,724)	(633)
Mondelez International, Inc.	GSC	USD	4,165,000	(1.00%)/0.40%	12/20/20	—	(113,600)	(131,179)	(17,579)
Mondelez International, Inc.	CBK	USD	8,660,000	(1.00%)/0.40%	12/20/20	—	(236,201)	(272,751)	(36,550)
National Australia Bank Ltd.	DEUT	USD	3,350,000	(1.00%)/1.49%	09/20/20	—	(18,697)	73,175	91,872
Ryland Group, Inc.	DEUT	USD	4,000,000	(5.00%)/0.50%	09/20/17	—	(255,114)	(365,290)	(110,176)
Ryland Group, Inc.	DEUT	USD	3,400,000	(5.00%)/0.54%	12/20/17	—	(247,485)	(344,799)	(97,314)
Starwood Hotels & Resorts Worldwide, Inc.	JPM	USD	9,180,000	(1.00%)/0.80%	12/20/20	—	(31,310)	(99,823)	(68,513)
Tenet Healthcare Corp.	MSC	USD	3,275,000	(5.00%)/1.57%	12/20/17	—	(212,893)	(256,231)	(43,338)
Vale Overseas Ltd.	BNP	USD	6,135,000	(1.00%)/5.56%	09/20/20	793,716	—	1,149,316	355,600
Valeo S.A.	JPM	EUR	895,000	(1.00%)/0.78%	12/20/20	12,306	—	(12,277)	(24,583)
Valeo S.A.	JPM	EUR	900,000	(1.00%)/0.78%	12/20/20	12,374	—	(12,346)	(24,720)
Valeo S.A.	GSC	EUR	950,000	(1.00%)/0.78%	12/20/20	13,062	—	(13,032)	(26,094)
Valeo S.A.	GSC	EUR	950,000	(1.00%)/0.78%	12/20/20	17,244	—	(13,033)	(30,277)
Volkswagen AG	BCLY	EUR	2,155,000	(1.00%)/1.76%	12/20/20	168,672	—	85,200	(83,472)
Volkswagen AG	CBK	EUR	3,370,000	(1.00%)/1.76%	12/20/20	256,625	—	133,234	(123,391)
Westpac Banking Corp.	DEUT	USD	3,350,000	(1.00%)/1.47%	09/20/20	—	(18,697)	69,483	88,180

Total						$4,280,259	$(2,740,183)	$965,649	$(574,427)

The accompanying notes are an integral part of these financial statements.

239

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Sell protection:
Avis Budget Group, Inc.	GSC	USD	2,500,000	5.00%/2.42%	09/20/20	$204,893	$—	$309,304	$104,411
Beazer Homes USA, Inc.	JPM	USD	—	5.00%/6.19%	09/20/20	183	—	2,791	2,608
Beazer Homes USA, Inc.	CSFB	USD	2,700,000	5.00%/6.41%	12/20/20	—	(131,688)	(148,680)	(16,992)
Beazer Homes USA, Inc.	CBK	USD	6,600,000	5.00%/6.41%	12/20/20	—	(299,167)	(366,190)	(67,023)
Casino Guichard Perrachon	CSI	EUR	2,610,000	1.00%/2.33%	12/20/20	—	(205,467)	(182,159)	23,308
Casino Guichard Perrachon	CSI	EUR	1,305,000	1.00%/2.33%	12/20/20	—	(98,902)	(91,079)	7,823
Casino Guichard Perrachon	JPM	EUR	1,510,000	1.00%/2.33%	12/20/20	—	(111,635)	(105,381)	6,254
Fiat Chrysler Automobiles N.V.	BOA	EUR	370,000	5.00%/2.94%	12/20/20	33,843	—	43,414	9,571
First Data Corp.	JPM	USD	5,450,000	5.00%/3.78%	12/20/20	282,261	—	337,750	55,489
Freeport-McMoran, Inc.	GSC	USD	2,435,000	1.00%/5.8%	12/20/20	—	(493,195)	(486,525)	6,670
Freeport-McMoran, Inc.	GSC	USD	850,000	1.00%/5.8%	12/20/20	—	(158,784)	(169,834)	(11,050)
Freeport-McMoran, Inc.	GSC	USD	1,220,000	1.00%/5.8%	12/20/20	—	(221,075)	(243,762)	(22,687)
Freeport-McMoran, Inc.	GSC	USD	1,220,000	1.00%/5.8%	12/20/20	—	(211,186)	(243,762)	(32,576)
Liberty Interactive LLC	GSC	USD	1,425,000	5.00%/1.84%	03/20/20	145,175	—	197,346	52,171
Liberty Interactive LLC	BCLY	USD	850,000	5.00%/1.84%	03/20/20	74,598	—	117,715	43,117
Navient Corp.	MSC	USD	505,000	5.00%/5.36%	12/20/20	—	(52,383)	(4,949)	47,434
Navient Corp.	MSC	USD	755,000	5.00%/5.36%	12/20/20	—	(52,320)	(7,399)	44,921
Navient Corp.	JPM	USD	755,000	5.00%/5.36%	12/20/20	—	(52,320)	(7,399)	44,921
Rite Aid Corp.	GSC	USD	1,955,000	5.00%/1.11%	12/20/20	125,536	—	387,495	261,959
Rite Aid Corp.	GSC	USD	1,345,000	5.00%/1.11%	12/20/20	100,878	—	266,589	165,711
Ryland Group, Inc.	JPM	USD	4,230,000	5.00%/1.77%	09/20/20	635,562	—	657,459	21,897
Sprint Communications, Inc.	BNP	USD	1,215,000	5.00%/6.6%	12/20/20	—	(120,028)	(71,130)	48,898
Sprint Communications, Inc.	CBK	USD	1,210,000	5.00%/6.6%	12/20/20	—	(89,840)	(70,838)	19,002
Sprint Communications, Inc.	MSC	USD	1,210,000	5.00%/6.6%	12/20/20	—	(56,632)	(70,838)	(14,206)
Tenet Healthcare Corp.	JPM	USD	1,245,000	5.00%/5.31%	12/20/20	2,059	—	(9,954)	(12,013)
Tenet Healthcare Corp.	MSC	USD	1,980,000	5.00%/5.31%	12/20/20	—	—	(15,830)	(15,830)
Tenet Healthcare Corp.	MSC	USD	3,225,000	5.00%/5.31%	12/20/20	109,319	—	(25,785)	(135,104)
United Rentals, Inc.	GSC	USD	2,625,000	5.00%/2.77%	12/20/20	247,279	—	291,374	44,095

Total						$1,961,586	$(2,354,622)	$289,743	$682,779

Total single-name issues						$6,241,845	$(5,094,805)	$1,255,392	$108,352

Total OTC contracts						$6,946,155	$(5,128,345)	$2,982,413	$1,164,603

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

The accompanying notes are an integral part of these financial statements.

240

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2015
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	48,965,000	(5.00)%	12/20/20	$(295,363)	$(1,834,312)	$(1,538,949)
ITRAXX-EUROPES24	EUR	3,695,000	(5.00)%	12/20/20	(282,717)	(399,799)	(117,082)

Total					$(578,080)	$(2,234,111)	$(1,656,031)

Credit default swaps on indices:
Sell protection:
ITRAXX-EUROPES24	EUR	56,475,000	(1.00)%	12/20/20	$(365,678)	$(980,207)	$(614,529)

Total					$(943,758)	$(3,214,318)	$(2,270,560)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
JPM	3M KRW	1.73% Fixed	KRW	79,324,320,000	09/21/18	$—	$—	$126,618	$126,618
JPM	3M SEK STIBOR	0.90% Fixed	SEK	166,900,000	09/19/19	—	—	31,044	31,044
JPM	3M SEK STIBOR	1.03% Fixed	SEK	67,815,000	09/19/19	—	—	23,822	23,822
JPM	3M SEK STIBOR	2.31% Fixed	SEK	46,480,000	12/16/25	—	(3,976)	(6,004)	(2,028)
JPM	3M SEK STIBOR	2.31% Fixed	SEK	46,480,000	12/16/25	7,380	—	(6,004)	(13,384)
JPM	3M SEK STIBOR	2.31% Fixed	SEK	102,955,000	12/16/25	17,801	—	(13,299)	(31,100)
JPM	7.38% Fixed	3M ZAR JIBAR	ZAR	1,154,250,000	12/21/17	—	—	23,342	23,342

Total						$25,181	$(3,976)	$179,519	$158,314

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2015
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
6M EUR-EURIBOR	0.91% Fixed	EUR	10,275,000	12/16/25	$—	$—	$(75)	$(75)
6M EUR-EURIBOR	1.49% Fixed	EUR	3,990,000	12/16/45	—	—	(5,638)	(5,638)

Total					$—	$—	$(5,713)	$(5,713)

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/30/15	JPM	$8,074,561	$8,111,701	$37,140
AUD	Buy	11/30/15	SSG	154,756,240	154,771,659	15,419
AUD	Sell	11/30/15	SSG	65,747,575	64,804,612	942,963
AUD	Sell	11/30/15	HSBC	65,738,746	64,804,612	934,134
AUD	Sell	11/30/15	WEST	65,726,640	64,804,611	922,029
AUD	Sell	11/30/15	RBC	65,465,607	64,803,900	661,707
AUD	Sell	11/30/15	NAB	32,882,568	32,402,662	479,906
AUD	Sell	11/30/15	RBC	32,864,819	32,402,662	462,157
AUD	Sell	11/30/15	WEST	26,709,960	26,335,084	374,876
AUD	Sell	11/30/15	HSBC	1,631,354	1,638,289	(6,935)
AUD	Sell	11/30/15	SCB	5,400,121	5,407,564	(7,443)
AUD	Sell	11/30/15	HSBC	2,718,214	2,729,769	(11,555)
CAD	Buy	11/30/15	GSC	73,241,499	73,827,274	585,775

The accompanying notes are an integral part of these financial statements.

241

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
CAD	Buy	11/30/15	BMO	$49,865,010	$50,134,190	$269,180
CAD	Buy	11/30/15	BOA	11,105,649	11,228,352	122,703
CAD	Buy	11/30/15	BNP	5,496,522	5,564,858	68,336
CAD	Buy	11/30/15	BNP	5,495,767	5,564,094	68,327
CAD	Buy	11/30/15	DEUT	3,015,241	3,031,693	16,452
CAD	Sell	11/30/15	JPM	8,153,135	8,213,480	(60,345)
CAD	Sell	11/30/15	BMO	329,140,397	330,917,154	(1,776,757)
CAD	Sell	01/22/16	BCLY	18,914,891	19,111,173	(196,282)
CAD	Sell	01/27/16	BOA	18,980,490	19,110,856	(130,366)
CHF	Sell	11/30/15	BNP	5,494,483	5,471,171	23,312
CHF	Sell	11/30/15	BNP	5,491,009	5,470,158	20,851
CHF	Sell	11/30/15	DEUT	3,098,816	3,088,483	10,333
CNH	Sell	10/21/16	JPM	19,046,382	19,255,029	(208,647)
DKK	Sell	11/30/15	BOA	139,103,344	138,641,554	461,790
EUR	Buy	11/30/15	SSG	7,730,923	7,753,225	22,302
EUR	Buy	11/30/15	CBK	1,391,761	1,401,477	9,716
EUR	Buy	11/30/15	MSC	5,362,868	5,351,794	(11,074)
EUR	Buy	11/30/15	DEUT	3,332,223	3,311,181	(21,042)
EUR	Buy	11/30/15	JPM	6,025,525	5,999,729	(25,796)
EUR	Buy	11/30/15	GSC	5,196,886	5,164,783	(32,103)
EUR	Buy	11/30/15	BNP	23,431,766	23,389,482	(42,284)
EUR	Buy	11/30/15	UBS	46,894,083	46,307,039	(587,044)
EUR	Sell	11/30/15	GSC	187,230,879	186,351,317	879,562
EUR	Sell	11/30/15	WEST	65,307,106	64,998,164	308,942
EUR	Sell	11/30/15	MSC	65,221,117	64,999,264	221,853
EUR	Sell	11/30/15	SCB	5,391,101	5,351,793	39,308
EUR	Sell	11/30/15	JPM	5,337,633	5,319,891	17,742
EUR	Sell	11/30/15	TDB	3,000,885	2,984,464	16,421
EUR	Sell	11/30/15	CBK	2,792,512	2,779,853	12,659
EUR	Sell	11/30/15	GSC	11,124,948	11,116,109	8,839
EUR	Sell	11/30/15	GSC	2,782,631	2,779,852	2,779
EUR	Sell	11/30/15	JPM	11,080,587	11,116,109	(35,522)
EUR	Sell	12/31/15	SCB	16,947,825	16,513,505	434,320
GBP	Buy	11/30/15	BOA	16,497,698	16,504,447	6,749
GBP	Buy	11/30/15	HSBC	16,499,541	16,502,906	3,365
GBP	Sell	11/30/15	DEUT	1,814,803	1,826,464	(11,661)
GBP	Sell	11/30/15	GSC	2,741,246	2,762,044	(20,798)
GBP	Sell	11/30/15	GSC	8,225,267	8,287,674	(62,407)
GBP	Sell	11/30/15	CBK	382,813,463	384,235,485	(1,422,022)
JPY	Buy	11/30/15	SSG	67,340,669	67,623,790	283,121
JPY	Buy	11/30/15	BNP	67,341,200	67,623,765	282,565
JPY	Buy	11/30/15	CBK	67,345,950	67,623,789	277,839
JPY	Buy	11/30/15	HSBC	67,369,252	67,623,789	254,537
JPY	Buy	11/30/15	HSBC	5,585,882	5,587,364	1,482
JPY	Buy	11/30/15	SCB	11,129,733	11,091,834	(37,899)
JPY	Sell	11/30/15	GSC	9,266,455	9,241,676	24,779
JPY	Sell	11/30/15	DEUT	1,527,515	1,526,049	1,466
JPY	Sell	11/30/15	GSC	11,020,904	11,029,665	(8,761)
JPY	Sell	12/21/15	CBK	10,606,170	10,594,071	12,099
JPY	Sell	12/21/15	CBK	8,494,440	8,484,750	9,690
KRW	Sell	11/30/15	HSBC	198,648,323	196,481,155	2,167,168
NOK	Buy	11/30/15	SSG	70,259,762	69,469,229	(790,533)
NOK	Sell	11/30/15	SSG	337,557,374	333,759,321	3,798,053
NZD	Buy	11/30/15	JPM	73,930,648	74,005,115	74,467
NZD	Buy	11/30/15	JPM	8,191,239	8,259,575	68,336
NZD	Buy	11/30/15	HSBC	2,708,029	2,755,219	47,190
NZD	Buy	11/30/15	HSBC	1,624,950	1,653,266	28,316
NZD	Buy	11/30/15	SCB	5,474,639	5,482,737	8,098
NZD	Sell	11/30/15	WEST	47,422,782	47,377,191	45,591
NZD	Sell	11/30/15	CBK	5,541,323	5,582,053	(40,730)

The accompanying notes are an integral part of these financial statements.

242

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
PLN	Buy	11/30/15	BOA	$17,244,039	$17,050,654	$(193,385)
RUB	Buy	11/30/15	GSC	4,058,094	4,066,567	8,473
RUB	Sell	11/30/15	HSBC	8,550,519	8,316,166	234,353
SEK	Buy	11/30/15	GSC	2,642,320	2,629,785	(12,535)
SEK	Buy	11/30/15	GSC	7,905,460	7,889,238	(16,222)
SEK	Buy	11/30/15	JPM	5,280,152	5,259,453	(20,699)
SEK	Buy	11/30/15	BNP	8,281,812	8,251,386	(30,426)
SEK	Buy	11/30/15	GSC	7,762,742	7,679,821	(82,921)
SEK	Buy	11/30/15	JPM	93,487,002	93,129,389	(357,613)
SEK	Sell	11/30/15	JPM	313,131,459	311,933,647	1,197,812
SEK	Sell	11/30/15	BOA	71,689,235	71,856,158	(166,923)
SGD	Sell	11/30/15	CBK	12,478,319	12,363,709	114,610
SGD	Sell	11/30/15	SCB	11,045,777	10,981,723	64,054
SGD	Sell	11/30/15	BOA	11,006,479	11,035,205	(28,726)
ZAR	Sell	11/30/15	BOA	12,374,873	11,970,599	404,274

Total						$11,412,864

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.SUB-FIN	Markit iTraxx Subordinated Financial

Other Abbreviations:
CLO	Collateralized Loan Obligation
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
JIBAR	Johannesburg Interbank Agreed Rate
OTC	Over-the-Counter
STIBOR	Stockholm Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

243

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$514,576,405	$—	$507,543,778	$7,032,627
Corporate Bonds	358,867,127	—	358,867,127	—
Foreign Government Obligations	1,980,237,186	—	1,980,237,186	—
Senior Floating Rate Interests	90,887,428	—	90,887,428	—
U.S. Government Agencies	18,303,210	—	18,303,210	—
U.S. Government Securities	414,065,962	—	414,065,962	—
Convertible Bonds	973,455	—	973,455	—
Preferred Stocks	2,867,130	2,867,130	—	—
Convertible Preferred Stocks	4,686,809	4,686,809	—	—
Short-Term Investments	132,973,220	94,779,774	38,193,446	—
Purchased Options	2,515,572	—	2,515,572	—
Foreign Currency Contracts (2)	17,870,320	—	17,870,320	—
Futures Contracts (2)	3,367,580	3,367,580	—	—
Swaps - Credit Default (2)	3,139,223	—	3,139,223	—
Swaps - Interest Rate (2)	204,826	—	204,826	—

Total	$3,545,535,453	$105,701,293	$3,432,801,533	$7,032,627

Liabilities
Foreign Currency Contracts (2)	$(6,457,456)	$—	$(6,457,456)	$—
Futures Contracts (2)	(3,345,418)	(3,345,418)	—	—
Swaps - Credit Default (2)	(4,245,180)	—	(4,245,180)	—
Swaps - Interest Rate (2)	(52,225)	—	(52,225)	—
Written Options	(563,635)	—	(563,635)	—

Total	$(14,663,914)	$(3,345,418)	$(11,318,496)	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$30,933,940	$30,933,940
Purchases	7,514,957	7,514,957
Sales	(4,503,994)	(4,503,994)
Accrued discounts/(premiums)	48,244	48,244
Total realized gain/(loss)	234,867	234,867
Net change in unrealized appreciation/depreciation	(163,007)	(163,007)
Transfers into Level 3 (1)	—	—
Transfers out of Level 3 (1)	(27,032,380)	(27,032,380)

Ending balance	$7,032,627	$7,032,627

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was ($3,642).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

244

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245

Fixed Income Funds

Statements of Assets and Liabilities

October 31, 2015

	Hartford Duration-Hedged Strategic Income Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund
Assets:
Investments in securities, at market value	$336,378	$194,582,688	$4,625,149,858
Investments in affiliated investment companies, at market value	13,253,984	—	—
Cash	46,164	98,601	—
Cash collateral due from broker	109,750	731,536	—
Foreign currency on deposit with custodian	—	29,470	22,096
Unrealized appreciation on foreign currency contracts	—	5,414,284	450,930
Unrealized appreciation on OTC swap contracts	—	720,556	—
Receivables:
Investment securities sold	10,144	28,716	136,818,906
Fund shares sold	3,810	427,553	5,906,466
Dividends and interest	32	2,838,699	28,844,295
Variation margin on financial derivative instruments	—	—	—
Other assets	54,163	55,593	72,346

Total assets	13,814,425	204,927,696	4,797,264,897

Liabilities:
Unrealized depreciation on foreign currency contracts	—	4,803,478	345,242
Bank overdraft	—	—	—
Unrealized depreciation on OTC swap contracts	—	1,014,049	—
Cash collateral due to broker	—	270,000	—
Unfunded loan commitments	—	—	1,345,000
Payables:
Investment securities purchased	3,658	58,132	62,492,925
Fund shares redeemed	10,049	4,387,394	21,908,995
Investment management fees	1,157	172,474	2,419,644
Variation margin on financial derivative instruments	7,821	1,980	—
Foreign taxes	—	487	—
Distribution fees	3,709	3,435	1,510,815
Distributions payable	367	—	2,371,998
Written options	—	400,912	—
Accrued expenses	11,015	32,121	644,425
OTC Swap premiums received	—	—	—

Total liabilities	37,776	11,144,462	93,039,044

Net assets	$13,776,649	$193,783,234	$4,704,225,853

Summary of Net Assets:
Capital stock and paid-in-capital	$15,285,888	$241,100,442	$5,475,476,540
Undistributed (distributions in excess of) net investment income	5,370	(13,462)	(2,371,998)
Accumulated net realized gain (loss)	(619,280)	(27,294,001)	(446,246,249)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(895,329)	(20,009,745)	(322,632,440)

Net assets	$13,776,649	$193,783,234	$4,704,225,853

Shares authorized	450,000,000	500,000,000	3,200,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$9.01	$7.09	$8.41

Maximum offering price per share	$9.43	$7.42	$8.67

Shares outstanding	928,008	822,064	132,006,997

Net Assets	$8,356,912	$5,826,746	$1,109,959,970

Class B: Net asset value per share	$—	$—	$8.40

Shares outstanding	—	—	946,000

Net Assets	$—	$—	$7,941,743

The accompanying notes are an integral part of these financial statements.

246

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$385,412,778	$355,616,519	$792,294,185	$10,953,254	$477,235,021	$167,882,456	$12,273,788
—	—	—	—	—	—	—
—	—	—	—	182,500	—	—
—	939,541	961,638	—	272,000	10,166,000	—
11,240	—	—	—	—	—	—
66,971	31,626	626,393	—	—	—	—
—	—	—	—	—	1,747	—

22,164,488	1,088,352	1,388,808	—	—	—	—
188,848	160,791	223,632	5,007	2,926,200	53,511	134,584
3,315,739	5,502,375	1,611,492	133,758	6,165,039	2,265,603	134,642
—	9,705	—	—	—	—	—
63,496	100,682	71,100	56,748	51,467	53,883	56,287

411,223,560	363,449,591	797,177,248	11,148,767	486,832,227	180,423,200	12,599,301

36,410	—	636,199	—	—	—	—
—	—	512	—	—	—	—
—	—	885,118	—	—	10,189,134	—
—	—	—	—	—	—	—
190,000	—	—	—	—	—	—

6,647,823	2,486,316	721,375	427,902	6,665,529	1,119,600	337,387
9,382,152	1,164,946	1,587,385	7	609,137	154,666	19,457
245,669	186,568	327,138	3,144	139,649	50,035	3,549
—	—	—	—	47,476	—	—
—	—	911	—	—	—	—
118,039	110,217	248,574	2,775	129,321	46,659	3,324
22,360	55,383	—	—	176,566	45,530	—
—	—	—	—	—	—	—
84,106	108,880	177,499	145	47,032	28,933	327
—	—	911,973	—	—	—	—

16,726,559	4,112,310	5,496,684	433,973	7,814,710	11,634,557	364,044

$394,497,001	$359,337,281	$791,680,564	$10,714,794	$479,017,517	$168,788,643	$12,235,257

$439,845,575	$402,848,778	$863,065,066	$10,612,809	$490,336,381	$215,822,554	$12,163,597
(22,360)	(539,954)	169,885	7,482	166,543	30,836	6,321
(12,230,018)	(29,220,882)	(55,886,807)	(65,892)	(27,772,738)	(43,623,439)	(21,682)

(33,096,196)	(13,750,661)	(15,667,580)	160,395	16,287,331	(3,441,308)	87,021

$394,497,001	$359,337,281	$791,680,564	$10,714,794	$479,017,517	$168,788,643	$12,235,257

450,000,000	500,000,000	6,245,000,000	250,000,000	650,000,000	19,300,000,000	250,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0001	$0.0010

$9.59	$7.14	$10.57	$10.09	$8.53	$9.16	$10.06

$9.89	$7.48	$11.07	$10.57	$8.93	$9.59	$10.53

14,070,253	34,423,391	24,330,617	304,777	24,874,130	11,663,712	396,979

$134,990,863	$245,945,598	$257,100,480	$3,074,742	$212,253,720	$106,809,407	$3,992,787

$—	$7.10	$10.18	$—	$8.53	$9.07	$—

—	460,979	1,020,044	—	284,392	89,646	—

$—	$3,273,694	$10,385,251	$—	$2,424,806	$813,098	$—

The accompanying notes are an integral part of these financial statements.

247

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

Class C: Net asset value per share	$9.00	$7.08	$8.40

Shares outstanding	226,014	182,064	174,283,871

Net Assets	$2,034,062	$1,289,037	$1,463,471,578

Class I: Net asset value per share	$9.00	$7.07	$8.42

Shares outstanding	49,433	525,353	201,734,899

Net Assets	$445,080	$3,715,622	$1,698,312,666

Class R3: Net asset value per share	$9.00	$7.08	$8.43

Shares outstanding	43,112	238,428	1,626,241

Net Assets	$388,053	$1,687,595	$13,707,457

Class R4: Net asset value per share	$9.00	$7.08	$8.40

Shares outstanding	43,359	245,959	1,102,576

Net Assets	$390,285	$1,740,915	$9,263,668

Class R5: Net asset value per share	$9.00	$7.08	$8.41

Shares outstanding	43,607	243,807	335,215

Net Assets	$392,530	$1,725,781	$2,818,226

Class Y: Net asset value per share	$9.00	$7.05	$8.40

Shares outstanding	196,600	25,224,289	47,486,047

Net Assets	$1,769,727	$177,797,538	$398,750,545

Cost of investments	$336,378	$214,869,787	$4,947,791,119
Cost of investments in affiliated investment companies	$14,120,967	$—	$—
Cost of foreign currency on deposit with custodian	$—	$29,864	$22,503
Proceeds of written option contracts	$—	$464,801	$—

The accompanying notes are an integral part of these financial statements.

248

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

$9.60	$7.12	$10.17	$10.09	$8.54	$9.10	$10.05

10,392,577	9,531,801	17,531,117	251,116	11,445,438	3,016,140	312,022

$99,722,599	$67,854,062	$178,363,325	$2,533,333	$97,728,714	$27,451,924	$3,136,807

$9.60	$7.18	$10.73	$10.09	$8.55	$9.18	$10.06

15,440,080	4,248,482	5,930,370	506,199	19,485,377	1,687,824	507,666

$148,275,985	$30,492,328	$63,657,562	$5,106,719	$166,610,277	$15,494,561	$5,105,663

$9.58	$7.14	$10.40	$—	$—	$—	$—

84,219	304,934	5,893,048	—	—	—	—

$807,192	$2,177,691	$61,292,324	$—	$—	$—	$—

$9.58	$7.15	$10.56	$—	$—	$—	$—

301,673	192,614	1,821,917	—	—	—	—

$2,888,568	$1,376,657	$19,242,924	$—	$—	$—	$—

$9.57	$7.14	$10.71	$—	$—	$—	$—

294,865	68,462	350,863	—	—	—	—

$2,822,869	$488,863	$3,756,633	$—	$—	$—	$—

$9.57	$7.13	$10.75	$—	$—	$9.13	$—

521,124	1,083,869	18,400,184	—	—	1,995,484	—

$4,988,925	$7,728,388	$197,882,065	$—	$—	$18,219,653	$—

$418,477,776	$369,754,361	$807,066,302	$10,792,859	$460,795,662	$161,136,377	$12,186,767
$—	$—	$—	$—	$—	$—	$—
$11,291	$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

249

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Assets:
Investments in securities, at market value	$46,305,702	$749,781,871	$388,575,244
Cash	—	20,616	267,719
Cash collateral due from broker	174,945	681,635	3,648,597
Foreign currency on deposit with custodian	—	—	—
Unrealized appreciation on foreign currency contracts	—	—	567,814
Unrealized appreciation on OTC swap contracts	—	—	2,657,219
Receivables:
Investment securities sold	23,159,598	2,973,594	32,206,532
Fund shares sold	44,325	1,021,224	208,704
Dividends and interest	55,269	3,657,301	3,342,117
Variation margin on financial derivative instruments	8,471	—	99,088
OTC swap premiums paid	—	—	5,406,620
Other assets	61,587	154,492	76,782

Total assets	69,809,897	758,290,733	437,056,436

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	1,407,965
Bank overdraft	—	—	—
Unrealized depreciation on OTC swap contracts	—	—	1,922,306
Cash collateral due to broker	—	—	1,923,000
TBA sale commitments, at market value	7,261,397	—	2,714,256
Unfunded loan commitments	—	—	35,000
Payables:
Investment securities purchased	30,413,294	25,319,212	66,183,657
Fund shares redeemed	1,479	1,400,305	372,344
Investment management fees	13,478	271,578	165,828
Variation margin on financial derivative instruments	3,376	39,367	—
Distribution fees	5,791	203,757	104,218
Distributions payable	76	130,453	—
Written options	—	—	445,753
Accrued expenses	14,085	160,383	74,498
OTC Swap premiums received	—	—	6,020,630

Total liabilities	37,712,976	27,525,055	81,369,455

Net assets	$32,096,921	$730,765,678	$355,686,981

Summary of Net Assets:
Capital stock and paid-in-capital	$31,603,921	$736,316,183	$379,111,650
Undistributed (distributions in excess of) net investment income	(76)	74,757	(655,055)
Accumulated net realized gain (loss)	445,371	(1,620,808)	(6,667,531)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	47,705	(4,004,454)	(16,102,083)

Net assets	$32,096,921	$730,765,678	$355,686,981

Shares authorized	450,000,000	650,000,000	900,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$10.19	$9.80	$8.53

Maximum offering price per share	$10.67	$10.00	$8.93

Shares outstanding	1,129,751	47,881,763	14,484,573

Net Assets	$11,513,143	$469,337,486	$123,509,754

Class B: Net asset value per share	$—	$9.85	$8.53

Shares outstanding	—	451,596	471,174

Net Assets	$—	$4,450,096	$4,019,327

The accompanying notes are an integral part of these financial statements.

250

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

The Hartford Total Return Bond Fund	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund

$2,368,584,974	$123,655,076	$3,520,953,504
1,323,537	82,708	—
61,825	4,914	13,346,748
20	—	20,037
1,346,840	224,017	17,870,320
1,666,442	651,669	3,344,049

387,451,264	20,715,654	171,167,990
1,532,764	19,519	18,580,982
11,268,710	659,664	32,991,298
—	—	1,155,440
20,470,313	1,680,273	6,971,336
71,078	41,664	148,876

2,793,777,767	147,735,158	3,786,550,580

2,690,809	318,885	6,457,456
—	—	955
4,434,591	572,543	2,021,132
11,015,000	780,000	4,345,000
138,035,535	8,970,830	—
35,000	6,000	—

726,988,481	40,073,754	36,241,663
1,440,423	154,692	4,786,306
626,325	44,724	1,906,318
367,470	33,830	30,297
214,513	24,306	280,804
50,763	8,836	—
—	60,395	563,635
268,050	37,062	589,936
7,679,581	1,582,581	5,132,321

893,846,541	52,668,438	62,355,823

$1,899,931,226	$95,066,720	$3,724,194,757

$1,915,233,498	$116,543,550	$3,770,333,182
2,901,580	(160,944)	1,074,998
3,471,190	(18,777,036)	76,686,771

(21,675,042)	(2,538,850)	(123,900,194)

$1,899,931,226	$95,066,720	$3,724,194,757

850,000,000	500,000,000	650,000,000

$0.0010	$0.0010	$0.0010

$10.28	$9.65	$10.47

$10.76	$10.10	$10.96

65,399,929	5,874,567	59,592,564

$672,637,548	$56,678,367	$624,110,578

$10.20	$9.64	$—

1,031,872	121,257	—

$10,528,367	$1,169,376	$—

The accompanying notes are an integral part of these financial statements.

251

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

Class C: Net asset value per share	$10.12	$9.80	$8.55

Shares outstanding	242,401	12,257,741	10,164,076

Net Assets	$2,452,762	$120,116,155	$86,887,283

Class I: Net asset value per share	$10.21	$9.82	$8.55

Shares outstanding	223,672	12,888,564	3,411,944

Net Assets	$2,283,026	$126,577,861	$29,189,000

Class R3: Net asset value per share	$10.17	$9.78	$8.51

Shares outstanding	204,801	110,885	36,835

Net Assets	$2,081,936	$1,083,927	$313,602

Class R4: Net asset value per share	$10.19	$9.79	$8.52

Shares outstanding	206,186	69,192	20,519

Net Assets	$2,100,166	$677,139	$174,872

Class R5: Net asset value per share	$10.21	$9.78	$8.52

Shares outstanding	207,597	11,354	35,910

Net Assets	$2,118,550	$111,039	$306,073

Class R6: Net asset value per share	$—	$—	$8.52

Shares outstanding	—	—	1,154

Net Assets	$—	$—	$9,831

Class Y: Net asset value per share	$10.21	$9.78	$8.52

Shares outstanding	935,242	860,365	13,060,527

Net Assets	$9,547,338	$8,411,975	$111,277,239

Cost of investments	$46,281,638	$753,530,160	$405,970,991
Cost of foreign currency on deposit with custodian	$—	$—	$—
Proceeds of TBA sale commitments	$7,280,886	$—	$2,715,172
Proceeds of written option contracts	$—	$—	$410,551

The accompanying notes are an integral part of these financial statements.

252

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

$10.30	$9.67	$10.46

6,517,610	1,294,468	16,789,840

$67,147,112	$12,517,273	$175,560,414

$10.30	$9.65	$10.49

2,253,475	422,142	217,786,419

$23,200,722	$4,075,019	$2,283,589,551

$10.48	$9.63	$10.48

591,426	14,904	77,305

$6,197,552	$143,584	$810,340

$10.46	$9.64	$10.48

1,492,257	47,165	462,616

$15,610,028	$454,440	$4,850,177

$10.46	$9.63	$10.48

136,067	11,644	28,303

$1,423,038	$112,184	$296,558

$10.45	$—	$10.49

963	—	17,912

$10,062	$—	$187,863

$10.45	$9.62	$10.49

105,553,844	2,070,378	60,521,146

$1,103,176,797	$19,916,477	$634,789,276

$2,384,878,484	$126,140,606	$3,655,001,816
$136,711	$—	$20,128
$138,249,741	$8,988,695	$—
$—	$55,626	$971,054

The accompanying notes are an integral part of these financial statements.

253

Fixed Income Funds

Statements of Operations

For the Year Ended October 31, 2015

	Hartford Duration-Hedged Strategic Income Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund
Investment Income:
Dividends	$—	$—	$3,233,107
Dividends from affiliated investment companies	590,868	—	—
Interest	446	17,175,520	271,666,352
Other Income	—	—	—
Less: Foreign tax withheld	—	(491,441)	(152,855)

Total investment income, net	591,314	16,684,079	274,746,604

Expenses:
Investment management fees	13,918	2,807,038	31,839,749
Administrative services fees
Class R3	789	3,664	31,619
Class R4	594	2,833	15,543
Class R5	398	1,870	3,187
Transfer agent fees
Class A	8,169	12,836	1,073,641
Class B	—	—	25,903
Class C	1,662	3,628	1,335,423
Class I	72	12,230	1,284,263
Class R3	12	29	3,200
Class R4	12	36	1,254
Class R5	12	6	1,101
Class Y	28	3,976	6,124
Distribution fees
Class A	21,420	18,310	3,157,792
Class B	—	—	128,892
Class C	19,285	19,474	16,590,762
Class R3	1,971	9,161	79,048
Class R4	990	4,721	25,905
Custodian fees	700	107,309	154,504
Registration and filing fees	92,218	88,363	281,719
Accounting services fees	1,949	70,658	943,186
Board of Directors’ fees	1,000	8,342	147,270
Audit fees	10,501	12,300	51,001
Other expenses	9,471	28,810	890,161

Total expenses (before waivers and fees paid indirectly)	185,171	3,215,594	58,071,247
Expense waivers	(95,232)	(1,950)	—
Management fee waivers	(13,918)	(593,582)	(38,615)
Transfer agent fee waivers	—	—	—
Custodian fee offset	—	(2)	—

Total waivers and fees paid indirectly	(109,150)	(595,534)	(38,615)

Total expenses, net	76,021	2,620,060	58,032,632

Net Investment Income (Loss)	515,293	14,064,019	216,713,972

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Capital gain distributions received from affiliated investment companies	305,165	—	—
Net realized gain (loss) on investments	—	(48,915,511)	(111,538,917)
Less: Foreign taxes paid on realized capital gains	—	(74,705)	—
Net realized gain (loss) on investments in affiliated investment companies	(286,145)	—	—
Net realized gain (loss) on purchased options contracts	—	1,520,509	—
Net realized gain (loss) on futures contracts	(300,556)	215,387	—
Net realized gain (loss) on written options contracts	—	753,901	—
Net realized gain (loss) on swap contracts	—	(1,413,841)	—
Net realized gain (loss) on foreign currency contracts	—	(17,968,109)	28,453,232

The accompanying notes are an integral part of these financial statements.

254

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2015

The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund(1)	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund(1)

$310,548	$256,631	$—	$60	$1,284	$214	$46
—	—	—	—	—	—	—
28,601,913	21,779,026	4,629,351	107,855	15,462,661	6,287,754	64,688
—	2,232	—	—	—	—	—
(31,253)	—	(14,222)	—	—	—	—

28,881,208	22,037,889	4,615,129	107,915	15,463,945	6,287,968	64,734

3,308,934	2,500,936	4,291,825	15,050	2,002,679	768,535	15,926

5,395	4,487	133,181	—	—	—	—
4,458	2,126	31,135	—	—	—	—
2,754	502	4,533	—	—	—	—

130,502	444,152	438,232	66	76,359	59,326	104
—	14,318	33,305	—	2,986	1,393	—
108,117	85,364	251,940	19	47,322	14,712	37
153,460	36,508	144,711	19	58,539	9,910	19
128	925	6,599	—	—	—	—
99	397	1,946	—	—	—	—
29	126	1,182	—	—	—	—
150	125	3,385	—	—	299	—

412,794	631,407	737,320	2,884	514,840	277,426	3,327
—	44,547	134,585	—	29,217	11,235	—
1,088,190	800,313	2,062,309	10,472	955,132	294,614	11,143
13,487	11,217	332,952	—	—	—	—
7,430	3,544	51,891	—	—	—	—
33,650	7,996	11,823	1,282	2,301	4,942	1,392
137,817	100,702	150,943	8,413	81,319	152,410	8,350
85,144	76,950	125,751	774	77,864	27,996	819
13,189	10,430	25,864	121	11,780	5,122	128
15,001	13,998	17,000	132	12,600	11,998	132
90,064	126,250	211,435	10,202	65,364	35,161	10,303

5,610,792	4,917,320	9,203,847	49,434	3,938,302	1,675,079	51,680
(651)	—	—	(2,107)	—	—	(1,262)
(308,014)	(352,862)	(523,224)	(15,050)	(260,545)	(226,925)	(15,926)
—	(2,271)	(24,450)	—	—	—	—
(8)	(32)	(8)	—	—	—	—

(308,673)	(355,165)	(547,682)	(17,157)	(260,545)	(226,925)	(17,188)

5,302,119	4,562,155	8,656,165	32,277	3,677,757	1,448,154	34,492

23,579,089	17,475,734	(4,041,036)	75,638	11,786,188	4,839,814	30,242

—	—	—	—	—	—	—
(20,635,100)	(11,635,148)	(10,408,542)	12,139	635,593	2,417,083	3,213
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	(189,509)	(78,031)	523,901	—	(24,895)
—	—	(42,059)	—	—	—	—
—	(234,403)	59,127	—	—	(2,086,536)	—
3,852,141	1,284,251	2,128,400	—	—	—	—

The accompanying notes are an integral part of these financial statements.

255

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2015

	Hartford Duration-Hedged Strategic Income Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund
Net realized gain (loss) on other foreign currency transactions	$—	$(1,061,945)	$(2,519,308)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(281,536)	(66,944,314)	(85,604,993)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	—	(7,534,010)	(199,125,035)
Net unrealized appreciation (depreciation) of investments in affiliated investment companies	(919,262)	—	—
Net unrealized appreciation (depreciation) of purchased options contracts	—	(439,615)	—
Net unrealized appreciation (depreciation) of futures contracts	52,003	9,142	—
Net unrealized appreciation (depreciation) of written option contracts	—	141,275	—
Net unrealized appreciation (depreciation) of swap contracts	—	1,240,756	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	3,544,573	(2,288,709)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	64,832	230,964

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(867,259)	(2,973,047)	(201,182,780)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	(1,148,795)	(69,917,361)	(286,787,773)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(633,502)	$(55,853,342)	$(70,073,801)

(1)	Commenced operations on May 29, 2015.

The accompanying notes are an integral part of these financial statements.

256

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2015

The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund(1)	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund(1)
$(288,118)	$(62,631)	$(83,251)	$—	$—	$—	$—

(17,071,077)	(10,647,931)	(8,535,834)	(65,892)	1,159,494	330,547	(21,682)

(21,653,360)	(16,562,265)	(4,592,408)	160,395	(1,082,256)	(3,196,900)	87,021
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	(21,286)	—	(152,028)	—	—
—	—	(79,745)	—	—	—	—
—	382,925	(885,118)	—	—	(3,690,283)	—
(290,674)	(71,742)	(1,424,356)	—	—	—	—
37,591	1,211	382	—	(568)	—	—

(21,906,443)	(16,249,871)	(7,002,531)	160,395	(1,234,852)	(6,887,183)	87,021

(38,977,520)	(26,897,802)	(15,538,365)	94,503	(75,358)	(6,556,636)	65,339

$(15,398,431)	$(9,422,068)	$(19,579,401)	$170,141	$11,710,830	$(1,716,822)	$95,581

The accompanying notes are an integral part of these financial statements.

257

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2015

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Investment Income:
Dividends	$81	$—	$40,699
Interest	397,965	18,102,008	20,546,975
Other Income	—	—	3,002
Less: Foreign tax withheld	—	(1,587)	(41,617)

Total investment income, net	398,046	18,100,421	20,549,059

Expenses:
Investment management fees	150,289	3,289,717	2,147,365
Administrative services fees
Class R3	4,146	1,948	552
Class R4	3,132	1,383	227
Class R5	2,103	110	197
Transfer agent fees
Class A	5,044	689,792	184,472
Class B	—	14,446	11,027
Class C	966	119,985	97,666
Class I	148	65,218	31,834
Class R3	6	275	183
Class R4	6	192	58
Class R5	6	21	15
Class R6	—	—	6
Class Y	145	107	1,804
Distribution fees
Class A	24,750	1,153,026	334,255
Class B	—	12,879	52,699
Class C	22,644	1,194,336	995,771
Class R3	10,365	4,871	1,380
Class R4	5,219	2,305	378
Custodian fees	3,660	7,048	42,218
Registration and filing fees	85,483	150,557	119,434
Accounting services fees	4,208	151,982	78,084
Board of Directors’ fees	1,353	20,654	11,492
Audit fees	10,902	14,999	14,201
Other expenses	9,671	192,145	87,581

Total expenses (before waivers and fees paid indirectly)	344,246	7,087,996	4,212,899
Expense waivers	(8,577)	—	(3,385)
Management fee waivers	(80,366)	(264,604)	(205,318)
Transfer agent fee waivers	—	(398)	—
Custodian fee offset	—	(55)	(28)

Total waivers and fees paid indirectly	(88,943)	(265,057)	(208,731)

Total expenses, net	255,303	6,822,939	4,004,168

Net Investment Income (Loss)	142,743	11,277,482	16,544,891

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	474,266	973,043	(9,727,525)
Less: Foreign taxes paid on realized capital gains	—	—	(5,366)
Net realized gain (loss) on purchased options contracts	—	—	(434,383)
Net realized gain (loss) on futures contracts	19,655	(2,204,617)	1,080,828
Net realized gain (loss) on written options contracts	—	—	6,203,175
Net realized gain (loss) on swap contracts	12,766	—	(4,448,839)
Net realized gain (loss) on foreign currency contracts	—	—	(216,739)
Net realized gain (loss) on other foreign currency transactions	—	—	(266,110)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	506,687	(1,231,574)	(7,814,959)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(45,463)	(4,193,121)	(17,648,903)

The accompanying notes are an integral part of these financial statements.

258

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2015

The Hartford Total Return Bond Fund	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund

$178,104	$3,320	$262,851
57,047,575	4,413,543	66,239,948
3,019	—	—
(19,778)	(5,787)	(1,454,139)

57,208,920	4,411,076	65,048,660

7,185,124	584,483	20,867,662

13,015	309	1,704
23,854	644	4,393
1,411	113	273

1,158,252	123,711	850,906
61,474	5,871	—
107,915	19,254	184,172
20,959	3,975	2,248,383
1,603	36	172
713	43	74
130	3	177
6	—	15
16,361	311	8,392

1,595,421	159,131	1,304,274
146,368	15,283	—
698,411	149,105	1,790,696
32,538	773	4,262
39,756	1,074	7,322
49,010	17,577	230,407
148,699	91,427	279,005
369,554	26,567	683,071
49,547	3,311	88,853
22,500	11,498	35,000
315,123	40,116	672,282

12,057,744	1,254,615	29,261,495
(18,570)	—	—
(22,123)	(149,744)	(179,304)
(21,870)	(2,014)	—
(60)	(2)	(876)

(62,623)	(151,760)	(180,180)

11,995,121	1,102,855	29,081,315

45,213,799	3,308,221	35,967,345

5,077,199	(763,266)	(195,037,053)
(1,898)	(130)	—
(488,148)	(79,380)	4,484,437
1,177,428	(1,429,130)	(10,930,983)
2,485,299	1,397,700	756,186
(6,346,813)	(1,099,991)	17,791,571
5,574,980	910,315	272,315,534
(220,012)	(21,280)	(12,831,248)

7,258,035	(1,085,162)	76,548,444

(40,479,387)	(3,029,741)	(80,432,780)

The accompanying notes are an integral part of these financial statements.

259

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2015

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Net unrealized appreciation (depreciation) of purchased options contracts	$(1,441)	$—	$54,494
Net unrealized appreciation (depreciation) of futures contracts	(14,606)	174,074	85,214
Net unrealized appreciation (depreciation) of written option contracts	—	—	(141,821)
Net unrealized appreciation (depreciation) of swap contracts	(2,697)	—	(271,291)
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	(616,883)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	—	40,793

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(64,207)	(4,019,047)	(18,498,397)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	442,480	(5,250,621)	(26,313,356)

Net Increase (Decrease) in Net Assets Resulting from Operations	$585,223	$6,026,861	$(9,768,465)

The accompanying notes are an integral part of these financial statements.

260

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2015

The Hartford Total Return Bond Fund	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund
$390,915	$17,640	$(2,031,788)
(1,063,706)	(41,593)	5,506,214
(50,737)	(42,995)	440,411
(383,417)	(382,572)	(3,756,755)
(1,792,087)	(184,231)	1,437,322
48,034	7,673	119,435

(43,330,385)	(3,655,819)	(78,717,941)

(36,072,350)	(4,740,981)	(2,169,497)

$9,141,449	$(1,432,760)	$33,797,848

The accompanying notes are an integral part of these financial statements.

261

Fixed Income Funds

Statements of Changes in Net Assets

	Hartford Duration-Hedged Strategic Income Fund		The Hartford Emerging Markets Local Debt Fund
	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(1)	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$515,293	$301,054	$14,064,019	$14,194,832
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(281,536)	(202,003)	(66,944,314)	(10,216,500)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(867,259)	(28,070)	(2,973,047)	(7,720,588)

Net Increase (Decrease) in Net Assets Resulting from Operations	(633,502)	70,981	(55,853,342)	(3,742,256)

Distributions to Shareholders:
From net investment income
Class A	(386,742)	(157,668)	—	(70,306)
Class B	—	—	—	—
Class C	(82,697)	(24,673)	—	(14,217)
Class I	(23,630)	(15,027)	—	(188,886)
Class R3	(18,341)	(11,539)	—	(8,379)
Class R4	(19,599)	(12,658)	—	(9,287)
Class R5	(20,866)	(13,779)	—	(9,713)
Class Y	(95,809)	(63,690)	—	(1,091,676)

Total from net investment income	(647,684)	(299,034)	—	(1,392,464)

From net realized gain on investments
Class A	—	—	—	(14,839)
Class C	—	—	—	(4,003)
Class I	—	—	—	(25,754)
Class R3	—	—	—	(1,335)
Class R4	—	—	—	(1,378)
Class R5	—	—	—	(1,333)
Class Y	—	—	—	(113,577)

Total from net realized gain on investments	—	—	—	(162,219)

From tax return of capital
Class A	—	—	(359,714)	(633,274)
Class B	—	—	—	—
Class C	—	—	(78,370)	(128,062)
Class I	—	—	(553,977)	(1,701,370)
Class R3	—	—	(86,144)	(75,469)
Class R4	—	—	(94,502)	(83,654)
Class R5	—	—	(99,231)	(87,493)
Class Y	—	—	(13,560,220)	(9,833,156)

Total from tax return of capital	—	—	(14,832,158)	(12,542,478)

Total distributions	(647,684)	(299,034)	(14,832,158)	(14,097,161)

Capital Share Transactions:
Sold	8,494,600	14,705,354	209,745,822	281,595,354
Issued on reinvestment of distributions	642,297	298,460	14,622,294	12,490,698
Redeemed	(6,697,536)	(2,157,287)	(280,020,188)	(205,706,684)

Net increase (decrease) from capital share transactions	2,439,361	12,846,527	(55,652,072)	88,379,368

Net Increase (Decrease) in Net Assets	1,158,175	12,618,474	(126,337,572)	70,539,951

Net Assets:
Beginning of period	12,618,474	—	320,120,806	249,580,855

End of period	$13,776,649	$12,618,474	$193,783,234	$320,120,806

Undistributed (distributions in excess of) net investment income	$5,370	$2,020	$(13,462)	$543,026

(1)	Commenced operations on November 29, 2013.

The accompanying notes are an integral part of these financial statements.

262

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Floating Rate Fund		The Hartford Floating Rate High Income Fund		The Hartford High Yield Fund
For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014

$216,713,972	$256,050,244	$23,579,089	$21,604,414	$17,475,734	$21,798,262

(85,604,993)	52,995,404	(17,071,077)	7,440,988	(10,647,931)	11,619,071

(201,182,780)	(156,113,527)	(21,906,443)	(15,323,633)	(16,249,871)	(10,124,000)

(70,073,801)	152,932,121	(15,398,431)	13,721,769	(9,422,068)	23,293,333

(48,335,254)	(71,028,695)	(6,828,028)	(8,552,284)	(11,874,393)	(14,415,489)
(407,087)	(741,602)	—	—	(177,262)	(296,838)
(52,351,870)	(63,775,268)	(3,826,217)	(3,921,978)	(3,184,730)	(4,185,693)
(79,361,771)	(101,921,278)	(7,872,329)	(7,859,589)	(1,750,142)	(2,612,928)
(565,461)	(650,139)	(104,352)	(110,632)	(99,099)	(123,015)
(395,071)	(461,028)	(122,740)	(143,827)	(66,732)	(62,409)
(129,402)	(155,996)	(120,096)	(124,083)	(25,197)	(27,340)
(16,515,924)	(15,430,112)	(396,009)	(567,083)	(412,076)	(456,177)

(198,061,840)	(254,164,118)	(19,269,771)	(21,279,476)	(17,589,631)	(22,179,889)

—	—	(2,553,158)	(497,832)	—	—
—	—	(1,639,608)	(265,483)	—	—
—	—	(2,864,510)	(394,395)	—	—
—	—	(40,271)	(7,588)	—	—
—	—	(42,281)	(7,613)	—	—
—	—	(35,295)	(9,157)	—	—
—	—	(186,146)	(31,374)	—	—

—	—	(7,361,269)	(1,213,442)	—	—

(5,298,008)	—	(1,492,435)	—	(60,255)	—
(44,621)	—	—	—	(900)	—
(5,738,268)	—	(836,315)	—	(16,161)	—
(8,698,813)	—	(1,720,692)	—	(8,881)	—
(61,980)	—	(22,809)	—	(503)	—
(43,303)	—	(26,828)	—	(339)	—
(14,184)	—	(26,250)	—	(128)	—
(1,810,304)	—	(86,557)	—	(2,091)	—

(21,709,481)	—	(4,211,886)	—	(89,258)	—

(219,771,321)	(254,164,118)	(30,842,926)	(22,492,918)	(17,678,889)	(22,179,889)

1,084,634,908	2,070,471,274	213,234,575	501,448,345	144,938,949	181,840,539
184,757,588	205,176,044	30,304,353	21,869,825	16,736,984	21,098,869
(2,425,715,218)	(3,201,598,505)	(341,571,014)	(366,780,464)	(198,811,503)	(268,337,087)

(1,156,322,722)	(925,951,187)	(98,032,086)	156,537,706	(37,135,570)	(65,397,679)

(1,446,167,844)	(1,027,183,184)	(144,273,443)	147,766,557	(64,236,527)	(64,284,235)

6,150,393,697	7,177,576,881	538,770,444	391,003,887	423,573,808	487,858,043

$4,704,225,853	$6,150,393,697	$394,497,001	$538,770,444	$359,337,281	$423,573,808

$(2,371,998)	$6,585,363	$(22,360)	$832,197	$(539,954)	$150,050

The accompanying notes are an integral part of these financial statements.

263

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Inflation Plus Fund		Hartford Municipal Income Fund
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Period Ended October 31, 2015(1)	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$(4,041,036)	$4,000,221	$75,638	$—
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(8,535,834)	(37,806,580)	(65,892)	—
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(7,002,531)	25,363,944	160,395	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(19,579,401)	(8,442,415)	170,141	—

Distributions to Shareholders:
From net investment income
Class A	(177,245)	(2,508,307)	(21,116)	—
Class B	(3,326)	(76,141)	—	—
Class C	(48,081)	(1,044,538)	(11,155)	—
Class I	(58,148)	(609,545)	(43,367)	—
Class R3	(26,446)	(361,095)	—	—
Class R4	(11,492)	(144,647)	—	—
Class R5	(3,033)	(39,014)	—	—
Class Y	(159,379)	(1,803,196)	—	—

Total from net investment income	(487,150)	(6,586,483)	(75,638)	—

From net realized gain on investments
Class A	—	(17,315,930)	—	—
Class B	—	(993,161)	—	—
Class C	—	(12,950,044)	—	—
Class I	—	(3,924,721)	—	—
Class R3	—	(2,610,180)	—	—
Class R4	—	(1,009,924)	—	—
Class R5	—	(219,349)	—	—
Class Y	—	(10,241,478)	—	—

Total from net realized gain on investments	—	(49,264,787)	—	—

Total distributions	(487,150)	(55,851,270)	(75,638)	—

Capital Share Transactions:
Sold	85,331,481	159,600,517	10,667,680	—
Issued on reinvestment of distributions	457,925	51,648,327	75,638	—
Redeemed	(291,667,647)	(562,631,786)	(123,027)	—

Net increase (decrease) from capital share transactions	(205,878,241)	(351,382,942)	10,620,291	—

Net Increase (Decrease) in Net Assets	(225,944,792)	(415,676,627)	10,714,794	—

Net Assets:
Beginning of period	1,017,625,356	1,433,301,983	—	—

End of period	$791,680,564	$1,017,625,356	$10,714,794	$—

Undistributed (distributions in excess of) net investment income	$169,885	$(582,433)	$7,482	$—

(1)	Commenced operations on May 29, 2015.

The accompanying notes are an integral part of these financial statements.

264

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Municipal Opportunities Fund		The Hartford Municipal Real Return Fund		Hartford Municipal Short Duration Fund
For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Period Ended October 31, 2015(1)	For the Year Ended October 31, 2014

$11,786,188	$9,511,418	$4,839,814	$5,063,745	$30,242	$—

1,159,494	2,243,064	330,547	(584,902)	(21,682)	—

(1,234,852)	9,378,453	(6,887,183)	4,718,111	87,021	—

11,710,830	21,132,935	(1,716,822)	9,196,954	95,581	—

(5,789,987)	(4,986,696)	(3,184,403)	(3,209,040)	(10,081)	—
(60,126)	(82,801)	(23,868)	(40,257)	—	—
(1,968,425)	(1,949,160)	(626,475)	(727,521)	(727)	—
(3,933,805)	(2,442,376)	(441,237)	(383,757)	(20,682)	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	(601,242)	(676,771)	—	—

(11,752,343)	(9,461,033)	(4,877,225)	(5,037,346)	(31,490)	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

(11,752,343)	(9,461,033)	(4,877,225)	(5,037,346)	(31,490)	—

191,313,029	165,908,672	30,514,071	40,073,031	12,403,697	—
9,723,229	7,881,709	4,221,529	4,461,510	31,490	—
(111,242,193)	(100,015,364)	(46,451,888)	(61,122,925)	(264,021)	—

89,794,065	73,775,017	(11,716,288)	(16,588,384)	12,171,166	—

89,752,552	85,446,919	(18,310,335)	(12,428,776)	12,235,257	—

389,264,965	303,818,046	187,098,978	199,527,754	—	—

$479,017,517	$389,264,965	$168,788,643	$187,098,978	$12,235,257	$—

$166,543	$132,698	$30,836	$68,247	$6,321	$—

The accompanying notes are an integral part of these financial statements.

265

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Quality Bond Fund		The Hartford Short Duration Fund
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$142,743	$151,604	$11,277,482	$10,575,880
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	506,687	916,697	(1,231,574)	1,746,414
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(64,207)	88,623	(4,019,047)	(4,608,096)

Net Increase (Decrease) in Net Assets Resulting from Operations	585,223	1,156,924	6,026,861	7,714,198

Distributions to Shareholders:
From net investment income
Class A	(50,084)	(48,008)	(7,634,261)	(6,942,458)
Class B	—	—	(85,053)	(122,528)
Class C	(1,648)	(1,491)	(1,084,333)	(994,344)
Class I	(16,387)	(19,197)	(3,226,766)	(2,477,376)
Class R3	(3,890)	(7,526)	(13,245)	(8,514)
Class R4	(9,323)	(12,678)	(15,225)	(14,883)
Class R5	(14,954)	(17,859)	(2,159)	(1,994)
Class R6	—	—	—	—
Class Y	(71,584)	(84,342)	(146,626)	(93,998)

Total from net investment income	(167,870)	(191,101)	(12,207,668)	(10,656,095)

From net realized gain on investments
Class A	(132,737)	—	(1,192,943)	(1,823,000)
Class B	—	—	(15,614)	(36,943)
Class C	(32,216)	—	(317,429)	(534,308)
Class I	(31,577)	—	(465,289)	(432,743)
Class R3	(30,604)	—	(2,409)	(2,513)
Class R4	(30,740)	—	(2,538)	(3,787)
Class R5	(30,877)	—	(278)	(456)
Class R6	—	—	—	—
Class Y	(139,050)	—	(18,629)	(12,423)

Total from net realized gain on investments	(427,801)	—	(2,015,129)	(2,846,173)

From tax return of capital
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—

Total from tax return of capital	—	—	—	—

Total distributions	(595,671)	(191,101)	(14,222,797)	(13,502,268)

Capital Share Transactions:
Sold	5,694,061	4,203,721	339,136,108	506,257,554
Issued on reinvestment of distributions	594,017	191,922	11,634,462	11,734,618
Redeemed	(2,263,023)	(3,221,273)	(431,193,775)	(397,769,254)

Net increase (decrease) from capital share transactions	4,025,055	1,174,370	(80,423,205)	120,222,918

Net Increase (Decrease) in Net Assets	4,014,607	2,140,193	(88,619,141)	114,434,848

Net Assets:
Beginning of period	28,082,314	25,942,121	819,384,819	704,949,971

End of period	$32,096,921	$28,082,314	$730,765,678	$819,384,819

Undistributed (distributions in excess of) net investment income	$(76)	$2,492	$74,757	$185,645

The accompanying notes are an integral part of these financial statements.

266

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Strategic Income Fund		The Hartford Total Return Bond Fund		The Hartford Unconstrained Bond Fund
For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014

$16,544,891	$18,855,368	$45,213,799	$40,295,838	$3,308,221	$3,315,658
(7,814,959)	11,333,623	7,258,035	34,779,502	(1,085,162)	255,397
(18,498,397)	(3,554,091)	(43,330,385)	(19,901)	(3,655,819)	11,706

(9,768,465)	26,634,900	9,141,449	75,055,439	(1,432,760)	3,582,761

(5,533,118)	(5,832,692)	(13,771,877)	(12,751,564)	(1,833,550)	(2,020,305)
(173,983)	(243,708)	(197,706)	(373,827)	(31,992)	(51,015)
(3,341,360)	(3,714,287)	(988,872)	(1,041,639)	(319,882)	(329,133)
(1,559,891)	(1,868,206)	(462,059)	(163,940)	(160,552)	(65,756)
(10,694)	(7,890)	(119,189)	(128,736)	(3,990)	(4,258)
(6,402)	(5,129)	(342,784)	(333,655)	(12,609)	(3,869)
(9,188)	(5,006)	(34,770)	(18,141)	(3,602)	(4,262)
(448)	—	(244)	—	—	—
(5,175,108)	(7,645,374)	(27,880,846)	(24,019,803)	(651,819)	(544,995)

(15,810,192)	(19,322,292)	(43,798,347)	(38,831,305)	(3,017,996)	(3,023,593)

(3,059,029)	—	(13,271,150)	(1,842)	—	—
(133,060)	—	(405,355)	—	—	—
(2,335,874)	—	(1,533,776)	—	—	—
(1,084,853)	—	(303,064)	—	—	—
(4,634)	—	(144,277)	—	—	—
(2,843)	—	(349,362)	—	—	—
(2,580)	—	(21,184)	—	—	—
(216)	—	(215)	—	—	—
(2,530,714)	—	(21,943,324)	—	—	—

(9,153,803)	—	(37,971,707)	(1,842)	—	—

—	—	—	—	(33,712)	(333,380)
—	—	—	—	(588)	(8,418)
—	—	—	—	(5,881)	(54,312)
—	—	—	—	(2,952)	(10,851)
—	—	—	—	(73)	(703)
—	—	—	—	(232)	(638)
—	—	—	—	(66)	(703)
—	—	—	—	(11,984)	(89,932)

—	—	—	—	(55,488)	(498,937)

(24,963,995)	(19,322,292)	(81,770,054)	(38,833,147)	(3,073,484)	(3,522,530)

72,247,808	133,683,201	427,344,427	431,977,169	13,151,845	19,730,657
23,910,160	18,358,743	80,514,405	38,471,826	2,949,075	3,405,082
(128,866,220)	(301,892,601)	(266,672,752)	(385,872,662)	(29,925,053)	(36,854,826)

(32,708,252)	(149,850,657)	241,186,080	84,576,333	(13,824,133)	(13,719,087)

(67,440,712)	(142,538,049)	168,557,475	120,798,625	(18,330,377)	(13,658,856)

423,127,693	565,665,742	1,731,373,751	1,610,575,129	113,397,097	127,055,953

$355,686,981	$423,127,693	$1,899,931,226	$1,731,373,751	$95,066,720	$113,397,097

$(655,055)	$(435,403)	$2,901,580	$1,027,787	$(160,944)	$113,817

The accompanying notes are an integral part of these financial statements.

267

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford World Bond Fund
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$35,967,345	$29,990,766
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	76,548,444	110,780,308
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(78,717,941)	(77,603,113)

Net Increase (Decrease) in Net Assets Resulting from Operations	33,797,848	63,167,961

Distributions to Shareholders:
From net investment income
Class A	(16,483,863)	(5,720,789)
Class C	(5,011,862)	(784,621)
Class I	(77,893,940)	(17,983,338)
Class R3	(26,013)	(5,324)
Class R4	(50,578)	(10,485)
Class R5	(9,302)	(3,502)
Class R6	(1,024)	—
Class Y	(21,095,851)	(6,520,993)

Total from net investment income	(120,572,433)	(31,029,052)

From net realized gain on investments
Class A	—	(1,501,550)
Class C	—	(544,171)
Class I	—	(3,042,643)
Class R3	—	(2,020)
Class R4	—	(2,979)
Class R5	—	(1,140)
Class Y	—	(1,137,769)

Total from net realized gain on investments	—	(6,232,272)

Total distributions	(120,572,433)	(37,261,324)

Capital Share Transactions:
Sold	1,796,390,593	2,257,406,374
Issued on reinvestment of distributions	101,250,001	29,407,769
Redeemed	(1,173,838,822)	(1,118,624,835)

Net increase from capital share transactions	723,801,772	1,168,189,308

Net Increase (Decrease) in Net Assets	637,027,187	1,194,095,945

Net Assets:
Beginning of period	3,087,167,570	1,893,071,625

End of period	$3,724,194,757	$3,087,167,570

Undistributed (distributions in excess of) net investment income	$1,074,998	$71,230,837

The accompanying notes are an integral part of these financial statements.

268

Fixed Income Funds

Financial Highlights

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
Hartford Duration-Hedged Strategic Income Fund
For the Year Ended October 31, 2015
A	$9.90	$0.34	$(0.76)	$(0.42)	$(0.47)	$—	$—	$(0.47)	$9.01	(4.28)%		$8,357	1.27%		0.49%		3.66%		50%
C	9.90	0.30	(0.80)	(0.50)	(0.40)	—	—	(0.40)	9.00	(5.10)		2,034	2.03		1.25		3.22		50
I	9.90	0.39	(0.79)	(0.40)	(0.50)	—	—	(0.50)	9.00	(4.08)		445	0.96		0.18		4.18		50
R3	9.90	0.33	(0.79)	(0.46)	(0.44)	—	—	(0.44)	9.00	(4.74)		388	1.65		0.86		3.51		50
R4	9.90	0.36	(0.79)	(0.43)	(0.47)	—	—	(0.47)	9.00	(4.45)		390	1.35		0.56		3.81		50
R5	9.90	0.38	(0.79)	(0.41)	(0.49)	—	—	(0.49)	9.00	(4.17)		393	1.05		0.26		4.11		50
Y	9.90	0.39	(0.79)	(0.40)	(0.50)	—	—	(0.50)	9.00	(4.07)		1,770	0.94		0.16		4.21		50

For the Period Ended October 31, 2014
A(5)	$10.00	$0.34	$(0.12)	$0.22	$(0.32)	$—	$—	$(0.32)	$9.90	2.17	%(6)	$7,266	1.87	%(7)	0.41	%(7)	3.60	%(7)	27	%(6)
C(5)	10.00	0.29	(0.13)	0.16	(0.26)	—	—	(0.26)	9.90	1.60	(6)	1,824	2.55	(7)	1.09	(7)	3.02	(7)	27	(6)
I(5)	10.00	0.35	(0.10)	0.25	(0.35)	—	—	(0.35)	9.90	2.45	(6)	458	1.62	(7)	0.16	(7)	3.72	(7)	27	(6)
R3(5)	10.00	0.29	(0.10)	0.19	(0.29)	—	—	(0.29)	9.90	1.83	(6)	407	2.32	(7)	0.86	(7)	3.01	(7)	27	(6)
R4(5)	10.00	0.31	(0.10)	0.21	(0.31)	—	—	(0.31)	9.90	2.10	(6)	408	2.02	(7)	0.56	(7)	3.31	(7)	27	(6)
R5(5)	10.00	0.34	(0.10)	0.24	(0.34)	—	—	(0.34)	9.90	2.38	(6)	410	1.72	(7)	0.26	(7)	3.60	(7)	27	(6)
Y(5)	10.00	0.35	(0.10)	0.25	(0.35)	—	—	(0.35)	9.90	2.47	(6)	1,845	1.62	(7)	0.16	(7)	3.70	(7)	27	(6)

The Hartford Emerging Markets Local Debt Fund
For the Year Ended October 31, 2015
A	$9.00	$0.36	$(1.87)	$(1.51)	$—	$—	$(0.40)	$(0.40)	$7.09	(17.13)%		$5,827	1.53%		1.25%		4.56%		122%
C	8.99	0.32	(1.90)	(1.58)	—	—	(0.33)	(0.33)	7.08	(17.81)		1,289	2.29		2.00		3.99		122
I	8.98	0.38	(1.87)	(1.49)	—	—	(0.42)	(0.42)	7.07	(16.95)		3,716	1.18		0.97		4.57		122
R3	8.99	0.34	(1.88)	(1.54)	—	—	(0.37)	(0.37)	7.08	(17.40)		1,688	1.81		1.55		4.33		122
R4	8.99	0.37	(1.88)	(1.51)	—	—	(0.40)	(0.40)	7.08	(17.14)		1,741	1.51		1.25		4.63		122
R5	8.99	0.39	(1.88)	(1.49)	—	—	(0.42)	(0.42)	7.08	(16.89)		1,726	1.21		0.95		4.93		122
Y	8.96	0.40	(1.89)	(1.49)	—	—	(0.42)	(0.42)	7.05	(16.90)		177,798	1.11		0.90		5.02		122

For the Year Ended October 31, 2014
A	$9.51	$0.42	$(0.52)	$(0.10)	$(0.04)	$(0.01)	$(0.36)	$(0.41)	$9.00	(1.10)%		$9,792	1.47%		1.25%		4.57%		144%
C	9.50	0.35	(0.52)	(0.17)	(0.03)	(0.01)	(0.30)	(0.34)	8.99	(1.85)		3,208	2.23		2.00		3.78		144
I	9.50	0.44	(0.52)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.98	(0.91)		43,683	1.19		0.98		4.78		144
R3	9.50	0.39	(0.52)	(0.13)	(0.03)	(0.01)	(0.34)	(0.38)	8.99	(1.38)		2,041	1.81		1.55		4.23		144
R4	9.50	0.42	(0.52)	(0.10)	(0.04)	(0.01)	(0.36)	(0.41)	8.99	(1.09)		2,101	1.51		1.25		4.53		144
R5	9.51	0.45	(0.53)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.99	(0.89)		2,078	1.20		0.95		4.83		144
Y	9.47	0.45	(0.52)	(0.07)	(0.04)	(0.01)	(0.39)	(0.44)	8.96	(0.74)		257,218	1.11		0.90		4.86		144

For the Year Ended October 31, 2013
A	$10.02	$0.41	$(0.47)	$(0.06)	$(0.39)	$(0.06)	$—	$(0.45)	$9.51	(0.70)%		$24,773	1.49%		1.25%		4.16%		95%
C	10.01	0.34	(0.47)	(0.13)	(0.32)	(0.06)	—	(0.38)	9.50	(1.40)		6,280	2.22		1.99		3.43		95
I	10.01	0.43	(0.47)	(0.04)	(0.41)	(0.06)	—	(0.47)	9.50	(0.45)		33,259	1.25		1.00		4.41		95
R3	10.01	0.38	(0.47)	(0.09)	(0.36)	(0.06)	—	(0.42)	9.50	(1.01)		2,097	1.84		1.55		3.86		95
R4	10.01	0.41	(0.47)	(0.06)	(0.39)	(0.06)	—	(0.45)	9.50	(0.71)		2,165	1.54		1.25		4.16		95
R5	10.01	0.44	(0.46)	(0.02)	(0.42)	(0.06)	—	(0.48)	9.51	(0.31)		2,095	1.24		0.95		4.46		95
Y	9.98	0.44	(0.47)	(0.03)	(0.42)	(0.06)	—	(0.48)	9.47	(0.36)		178,911	1.14		0.90		4.50		95

For the Year Ended October 31, 2012
A	$9.24	$0.37	$0.71	$1.08	$(0.30)	$—	$—	$(0.30)	$10.02	11.96%		$20,430	1.65%		1.24%		3.96%		99%
C	9.24	0.30	0.70	1.00	(0.23)	—	—	(0.23)	10.01	11.03		3,846	2.38		1.97		3.22		99
I	9.23	0.40	0.71	1.11	(0.33)	—	—	(0.33)	10.01	12.28		23,655	1.37		0.96		4.27		99
R3	9.24	0.34	0.70	1.04	(0.27)	—	—	(0.27)	10.01	11.48		2,112	2.02		1.55		3.65		99
R4	9.24	0.37	0.70	1.07	(0.30)	—	—	(0.30)	10.01	11.81		2,094	1.72		1.25		3.95		99
R5	9.24	0.40	0.70	1.10	(0.33)	—	—	(0.33)	10.01	12.15		2,103	1.42		0.95		4.25		99
Y	9.21	0.41	0.69	1.10	(0.33)	—	—	(0.33)	9.98	12.25		75,221	1.31		0.90		4.37		99

The accompanying notes are an integral part of these financial statements.

269

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
For the Period Ended October 31, 2011(8)
A(9)	$10.00	$0.14	$(0.77)	$(0.63)	$(0.11)	$—	$(0.02)	$(0.13)	$9.24	(6.37	)%(6)	$17,895	1.66	%(7)	1.20	%(7)	3.77	%(7)	61	%(6)
C(9)	10.00	0.11	(0.77)	(0.66)	(0.08)	—	(0.02)	(0.10)	9.24	(6.64	)(6)	4,178	2.40	(7)	1.94	(7)	3.00	(7)	61	(6)
I(9)	10.00	0.14	(0.77)	(0.63)	(0.12)	—	(0.02)	(0.14)	9.23	(6.37	)(6)	8,900	1.52	(7)	1.00	(7)	3.86	(7)	61	(6)
R3(9)	10.00	0.14	(0.79)	(0.65)	(0.09)	—	(0.02)	(0.11)	9.24	(6.50	)(6)	1,888	2.05	(7)	1.55	(7)	3.48	(7)	61	(6)
R4(9)	10.00	0.15	(0.78)	(0.63)	(0.11)	—	(0.02)	(0.13)	9.24	(6.39	)(6)	1,872	1.75	(7)	1.25	(7)	3.78	(7)	61	(6)
R5(9)	10.00	0.16	(0.78)	(0.62)	(0.12)	—	(0.02)	(0.14)	9.24	(6.28	)(6)	1,874	1.45	(7)	0.95	(7)	4.08	(7)	61	(6)
Y(9)	10.00	0.15	(0.80)	(0.65)	(0.12)	—	(0.02)	(0.14)	9.21	(6.56	)(6)	13,397	1.36	(7)	0.90	(7)	4.13	(7)	61	(6)

The Hartford Floating Rate Fund
For the Year Ended October 31, 2015
A	$8.88	$0.36	$(0.46)	$(0.10)	$(0.33)	$—	$(0.04)	$(0.37)	$8.41	(1.20)%		$1,109,960	0.98%		0.98%		4.19%		30%
B	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.85)		7,942	1.84		1.75		3.42		30
C	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.94)		1,463,472	1.73		1.73		3.44		30
I	8.89	0.39	(0.47)	(0.08)	(0.35)	—	(0.04)	(0.39)	8.42	(0.92)		1,698,313	0.71		0.71		4.45		30
R3	8.89	0.34	(0.46)	(0.12)	(0.31)	—	(0.03)	(0.34)	8.43	(1.46)		13,707	1.37		1.25		3.92		30
R4	8.87	0.36	(0.47)	(0.11)	(0.32)	—	(0.04)	(0.36)	8.40	(1.22)		9,264	1.06		1.00		4.16		30
R5	8.87	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.41	(0.81)		2,818	0.78		0.70		4.46		30
Y	8.86	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.40	(0.76)		398,751	0.65		0.65		4.51		30

For the Year Ended October 31, 2014
A	$9.01	$0.34	$(0.13)	$0.21	$(0.34)	$—	$—	$(0.34)	$8.88	2.35%		$1,459,463	0.96%		0.96%		3.80%		75%
B	9.00	0.27	(0.14)	0.13	(0.27)	—	—	(0.27)	8.86	1.44		18,681	1.81		1.75		3.01		75
C	9.00	0.28	(0.14)	0.14	(0.28)	—	—	(0.28)	8.86	1.48		1,900,141	1.71		1.71		3.06		75
I	9.02	0.37	(0.13)	0.24	(0.37)	—	—	(0.37)	8.89	2.62		2,325,212	0.70		0.70		4.08		75
R3	9.03	0.32	(0.14)	0.18	(0.32)	—	—	(0.32)	8.89	1.94		17,970	1.35		1.25		3.52		75
R4	9.01	0.34	(0.14)	0.20	(0.34)	—	—	(0.34)	8.87	2.20		11,663	1.05		1.00		3.77		75
R5	9.01	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.87	2.50		3,753	0.77		0.70		4.07		75
Y	9.00	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.86	2.57		413,511	0.64		0.64		4.13		75

For the Year Ended October 31, 2013
A	$8.93	$0.36	$0.09	$0.45	$(0.37)	$—	$—	$(0.37)	$9.01	5.08%		$2,064,701	0.96%		0.96%		4.04%		78%
B	8.92	0.29	0.09	0.38	(0.30)	—	—	(0.30)	9.00	4.27		30,017	1.80		1.75		3.28		78
C	8.92	0.30	0.08	0.38	(0.30)	—	—	(0.30)	9.00	4.31		2,195,858	1.71		1.71		3.30		78
I	8.94	0.39	0.08	0.47	(0.39)	—	—	(0.39)	9.02	5.35		2,772,328	0.70		0.70		4.29		78
R3	8.95	0.34	0.08	0.42	(0.34)	—	—	(0.34)	9.03	4.77		18,334	1.36		1.25		3.76		78
R4	8.92	0.36	0.09	0.45	(0.36)	—	—	(0.36)	9.01	5.17		13,255	1.04		1.00		4.01		78
R5	8.93	0.39	0.08	0.47	(0.39)	—	—	(0.39)	9.01	5.36		3,942	0.76		0.70		4.33		78
Y	8.92	0.39	0.09	0.48	(0.40)	—	—	(0.40)	9.00	5.43		79,142	0.64		0.64		4.39		78

For the Year Ended October 31, 2012(8)
A	$8.64	$0.43	$0.29	$0.72	$(0.43)	$—	$—	$(0.43)	$8.93	8.48%		$1,784,029	0.98%		0.98%		4.85%		60%
B	8.63	0.36	0.29	0.65	(0.36)	—	—	(0.36)	8.92	7.66		35,026	1.80		1.75		4.08		60
C	8.63	0.36	0.29	0.65	(0.36)	—	—	(0.36)	8.92	7.69		2,031,516	1.72		1.72		4.10		60
I	8.65	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.94	8.74		1,817,957	0.73		0.73		5.10		60
R3	8.66	0.40	0.29	0.69	(0.40)	—	—	(0.40)	8.95	8.17		13,889	1.37		1.25		4.57		60
R4	8.63	0.42	0.29	0.71	(0.42)	—	—	(0.42)	8.92	8.47		11,283	1.06		1.00		4.80		60
R5	8.64	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.93	8.78		11,820	0.76		0.70		5.12		60
Y	8.63	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.92	8.85		75,994	0.65		0.65		5.18		60

The accompanying notes are an integral part of these financial statements.

270

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
For the Year Ended October 31, 2011(8)
A	$8.81	$0.42	$(0.16)	$0.26	$(0.43)	$—	$—	$(0.43)	$8.64	2.91%		$1,972,548	0.97%		0.97%		4.79%		96%
B	8.81	0.35	(0.17)	0.18	(0.36)	—	—	(0.36)	8.63	2.00		41,006	1.79		1.75		4.01		96
C	8.81	0.36	(0.18)	0.18	(0.36)	—	—	(0.36)	8.63	2.03		2,106,199	1.72		1.72		4.05		96
I	8.82	0.45	(0.17)	0.28	(0.45)	—	—	(0.45)	8.65	3.16		1,568,922	0.72		0.72		5.03		96
R3	8.83	0.40	(0.17)	0.23	(0.40)	—	—	(0.40)	8.66	2.62		11,257	1.37		1.25		4.52		96
R4	8.81	0.42	(0.18)	0.24	(0.42)	—	—	(0.42)	8.63	2.76		6,048	1.06		1.00		4.78		96
R5	8.82	0.44	(0.17)	0.27	(0.45)	—	—	(0.45)	8.64	3.07		7,882	0.75		0.70		5.04		96
Y	8.80	0.45	(0.17)	0.28	(0.45)	—	—	(0.45)	8.63	3.24		115,997	0.65		0.65		5.11		96

The Hartford Floating Rate High Income Fund
For the Year Ended October 31, 2015
A	$10.54	$0.51	$(0.81)	$(0.30)	$(0.41)	$(0.15)	$(0.09)	$(0.65)	$9.59	(3.00)%		$134,991	1.11%		1.05%		5.06%		55%
C	10.54	0.43	(0.79)	(0.36)	(0.35)	(0.15)	(0.08)	(0.58)	9.60	(3.63)		99,723	1.88		1.80		4.31		55
I	10.55	0.53	(0.80)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.60	(2.75)		148,276	0.86		0.80		5.30		55
R3	10.52	0.48	(0.80)	(0.32)	(0.39)	(0.15)	(0.08)	(0.62)	9.58	(3.21)		807	1.48		1.35		4.73		55
R4	10.52	0.51	(0.80)	(0.29)	(0.41)	(0.15)	(0.09)	(0.65)	9.58	(2.91)		2,889	1.18		1.05		5.06		55
R5	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.63)		2,823	0.88		0.75		5.35		55
Y	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.72)		4,989	0.77		0.75		5.33		55

For the Year Ended October 31, 2014
A	$10.70	$0.47	$(0.13)	$0.34	$(0.47)	$(0.03)	$—	$(0.50)	$10.54	3.23%		$191,162	1.10%		1.05%		4.35%		100%
C	10.70	0.39	(0.13)	0.26	(0.39)	(0.03)	—	(0.42)	10.54	2.47		118,465	1.87		1.80		3.61		100
I	10.71	0.50	(0.14)	0.36	(0.49)	(0.03)	—	(0.52)	10.55	3.49		207,458	0.84		0.80		4.62		100
R3	10.68	0.43	(0.13)	0.30	(0.43)	(0.03)	—	(0.46)	10.52	2.93		2,886	1.48		1.35		4.06		100
R4	10.68	0.47	(0.13)	0.34	(0.47)	(0.03)	—	(0.50)	10.52	3.24		3,015	1.18		1.05		4.35		100
R5	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.45		2,515	0.88		0.75		4.65		100
Y	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.55		13,269	0.78		0.75		4.66		100

For the Year Ended October 31, 2013
A	$10.60	$0.48	$0.22	$0.70	$(0.50)	$(0.10)	$—	$(0.60)	$10.70	6.78%		$163,631	1.13%		1.05%		4.53%		59%
C	10.60	0.40	0.22	0.62	(0.42)	(0.10)	—	(0.52)	10.70	5.98		89,287	1.88		1.80		3.78		59
I	10.60	0.50	0.23	0.73	(0.52)	(0.10)	—	(0.62)	10.71	7.15		119,549	0.84		0.80		4.73		59
R3	10.58	0.46	0.21	0.67	(0.47)	(0.10)	—	(0.57)	10.68	6.47		2,560	1.50		1.35		4.32		59
R4	10.58	0.49	0.21	0.70	(0.50)	(0.10)	—	(0.60)	10.68	6.79		2,642	1.19		1.05		4.62		59
R5	10.58	0.52	0.21	0.73	(0.53)	(0.10)	—	(0.63)	10.68	7.11		2,427	0.89		0.75		4.93		59
Y	10.58	0.52	0.21	0.73	(0.53)	(0.10)	—	(0.63)	10.68	7.11		10,907	0.80		0.75		4.92		59

For the Year Ended October 31, 2012
A	$10.20	$0.62	$0.42	$1.04	$(0.64)	$—	$—	$(0.64)	$10.60	10.54%		$46,387	1.31%		1.04%		5.93%		67%
C	10.20	0.54	0.42	0.96	(0.56)	—	—	(0.56)	10.60	9.70		24,263	2.05		1.78		5.18		67
I	10.20	0.65	0.42	1.07	(0.67)	—	—	(0.67)	10.60	10.80		15,072	1.05		0.78		6.23		67
R3	10.20	0.61	0.38	0.99	(0.61)	—	—	(0.61)	10.58	9.98		2,252	1.72		1.35		5.85		67
R4	10.20	0.64	0.38	1.02	(0.64)	—	—	(0.64)	10.58	10.31		2,292	1.42		1.05		6.15		67
R5	10.20	0.67	0.38	1.05	(0.67)	—	—	(0.67)	10.58	10.64		2,264	1.12		0.75		6.45		67
Y	10.20	0.67	0.38	1.05	(0.67)	—	—	(0.67)	10.58	10.64		10,181	1.02		0.75		6.45		67

For the Year Ended October 31, 2011
A(10)	$10.00	$0.03	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)	$10.20	2.25	%(6)	$6,855	1.29	%(7)	1.00	%(7)	4.72	%(7)	—	%(6)
C(10)	10.00	0.03	0.19	0.22	(0.02)	—	—	(0.02)	10.20	2.19	(6)	3,101	2.07	(7)	1.78	(7)	4.21	(7)	—	(6)
I(10)	10.00	0.04	0.19	0.23	(0.03)	—	—	(0.03)	10.20	2.28	(6)	2,611	1.05	(7)	0.76	(7)	5.10	(7)	—	(6)
R3(10)	10.00	0.03	0.19	0.22	(0.02)	—	—	(0.02)	10.20	2.22	(6)	2,044	1.74	(7)	1.35	(7)	4.25	(7)	—	(6)
R4(10)	10.00	0.03	0.20	0.23	(0.03)	—	—	(0.03)	10.20	2.25	(6)	2,044	1.44	(7)	1.05	(7)	4.55	(7)	—	(6)
R5(10)	10.00	0.04	0.19	0.23	(0.03)	—	—	(0.03)	10.20	2.28	(6)	2,045	1.14	(7)	0.75	(7)	4.85	(7)	—	(6)
Y(10)	10.00	0.04	0.19	0.23	(0.03)	—	—	(0.03)	10.20	2.27	(6)	9,195	1.04	(7)	0.75	(7)	4.85	(7)	—	(6)

The accompanying notes are an integral part of these financial statements.

271

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Distributions Capital		Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford High Yield Fund
For the Year Ended October 31, 2015
A	$7.68	$0.35	$(0.54)	$(0.19)	$(0.35)	$—	$—	(18)	$(0.35)	$7.14	(2.52)%	$245,946	1.16%	1.05%	4.64%	40%
B	7.64	0.30	(0.55)	(0.25)	(0.29)	—	—	(18)	(0.29)	7.10	(3.27)	3,274	2.06	1.80	3.99	40
C	7.65	0.30	(0.54)	(0.24)	(0.29)	—	—	(18)	(0.29)	7.12	(3.13)	67,854	1.84	1.80	4.00	40
I	7.72	0.37	(0.54)	(0.17)	(0.37)	—	—	(18)	(0.37)	7.18	(2.25)	30,492	0.84	0.80	4.99	40
R3	7.68	0.33	(0.54)	(0.21)	(0.33)	—	—	(18)	(0.33)	7.14	(2.81)	2,178	1.48	1.35	4.45	40
R4	7.68	0.35	(0.53)	(0.18)	(0.35)	—	—	(18)	(0.35)	7.15	(2.38)	1,377	1.17	1.05	4.75	40
R5	7.68	0.37	(0.54)	(0.17)	(0.37)	—	—	(18)	(0.37)	7.14	(2.22)	489	0.86	0.75	5.05	40
Y	7.67	0.38	(0.54)	(0.16)	(0.38)	—	—	(18)	(0.38)	7.13	(2.18)	7,728	0.74	0.70	5.10	40

For the Year Ended October 31, 2014
A	$7.66	$0.38	$0.02	$0.40	$(0.38)	$—	$—		$(0.38)	$7.68	5.35%	$262,960	1.14%	1.05%	4.90%	54%
B	7.62	0.32	0.02	0.34	(0.32)	—	—		(0.32)	7.64	4.60	5,683	2.02	1.80	4.17	54
C	7.63	0.32	0.02	0.34	(0.32)	—	—		(0.32)	7.65	4.60	95,449	1.83	1.80	4.15	54
I	7.70	0.40	0.03	0.43	(0.41)	—	—		(0.41)	7.72	5.60	46,691	0.81	0.78	5.17	54
R3	7.65	0.36	0.03	0.39	(0.36)	—	—		(0.36)	7.68	5.18	2,487	1.47	1.35	4.60	54
R4	7.66	0.38	0.03	0.41	(0.39)	—	—		(0.39)	7.68	5.35	1,367	1.16	1.05	4.91	54
R5	7.65	0.40	0.04	0.44	(0.41)	—	—		(0.41)	7.68	5.81	522	0.85	0.75	5.21	54
Y	7.65	0.41	0.01	0.42	(0.40)	—	—		(0.40)	7.67	5.73	8,415	0.73	0.70	5.25	54

For the Year Ended October 31, 2013
A	$7.53	$0.40	$0.14	$0.54	$(0.41)	$—	$—		$(0.41)	$7.66	7.33%	$295,950	1.15%	1.05%	5.29%	58%
B	7.50	0.34	0.13	0.47	(0.35)	—	—		(0.35)	7.62	6.43	8,242	1.99	1.80	4.54	58
C	7.51	0.34	0.13	0.47	(0.35)	—	—		(0.35)	7.63	6.42	105,204	1.81	1.80	4.54	58
I	7.57	0.42	0.14	0.56	(0.43)	—	—		(0.43)	7.70	7.56	65,060	0.81	0.79	5.54	58
R3	7.53	0.38	0.13	0.51	(0.39)	—	—		(0.39)	7.65	6.87	2,872	1.47	1.35	4.96	58
R4	7.54	0.40	0.13	0.53	(0.41)	—	—		(0.41)	7.66	7.18	1,323	1.14	1.05	5.30	58
R5	7.53	0.42	0.13	0.55	(0.43)	—	—		(0.43)	7.65	7.51	609	0.84	0.75	5.57	58
Y	7.53	0.43	0.13	0.56	(0.44)	—	—		(0.44)	7.65	7.57	8,599	0.72	0.70	5.65	58

For the Year Ended October 31, 2012(8)
A	$7.20	$0.44	$0.33	$0.77	$(0.44)	$—	$—		$(0.44)	$7.53	11.00%	$365,718	1.12%	1.05%	5.97%	138%
B	7.17	0.38	0.33	0.71	(0.38)	—	—		(0.38)	7.50	10.24	10,990	2.00	1.80	5.28	138
C	7.18	0.38	0.33	0.71	(0.38)	—	—		(0.38)	7.51	10.23	103,639	1.82	1.79	5.24	138
I	7.23	0.46	0.34	0.80	(0.46)	—	—		(0.46)	7.57	11.39	64,195	0.83	0.80	6.24	138
R3	7.20	0.42	0.33	0.75	(0.42)	—	—		(0.42)	7.53	10.68	1,934	1.49	1.35	5.65	138
R4	7.20	0.44	0.34	0.78	(0.44)	—	—		(0.44)	7.54	11.15	1,191	1.16	1.05	5.85	138
R5	7.20	0.46	0.33	0.79	(0.46)	—	—		(0.46)	7.53	11.34	431	0.86	0.75	6.25	138
Y	7.19	0.47	0.33	0.80	(0.46)	—	—		(0.46)	7.53	11.55	15,468	0.73	0.70	6.39	138

For the Year Ended October 31, 2011(8)
A	$7.37	$0.53	$(0.17)	$0.36	$(0.53)	$—	$—		$(0.53)	$7.20	4.95%	$280,568	1.14%	1.05%	7.19%	117%
B	7.34	0.48	(0.17)	0.31	(0.48)	—	—		(0.48)	7.17	4.19	13,007	1.99	1.80	6.45	117
C	7.35	0.47	(0.16)	0.31	(0.48)	—	—		(0.48)	7.18	4.20	102,694	1.83	1.80	6.43	117
I	7.39	0.55	(0.16)	0.39	(0.55)	—	—		(0.55)	7.23	5.36	86,138	0.82	0.79	7.38	117
R3	7.36	0.51	(0.16)	0.35	(0.51)	—	—		(0.51)	7.20	4.79	1,423	1.51	1.35	6.85	117
R4	7.37	0.53	(0.17)	0.36	(0.53)	—	—		(0.53)	7.20	4.95	483	1.19	1.05	7.13	117
R5	7.37	0.56	(0.18)	0.38	(0.55)	—	—		(0.55)	7.20	5.27	321	0.84	0.75	7.45	117
Y	7.36	0.57	(0.18)	0.39	(0.56)	—	—		(0.56)	7.19	5.32	20,136	0.73	0.70	7.53	117

The accompanying notes are an integral part of these financial statements.

272

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Inflation Plus Fund
For the Year Ended October 31, 2015
A	$10.79	$(0.04)	$(0.17)	$(0.21)	$(0.01)	$—	$—	$(0.01)	$10.57	(1.99)%		$257,100	0.94%		0.85%		(0.34)%		155%
B	10.47	(0.13)	(0.16)	(0.29)	—	—	—	—	10.18	(2.75)		10,385	1.78		1.60		(1.22)		155
C	10.47	(0.12)	(0.18)	(0.30)	—	—	—	—	10.17	(2.84)		178,363	1.66		1.60		(1.13)		155
I	10.94	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	10.73	(1.85)		63,658	0.73		0.60		(0.18)		155
R3	10.66	(0.06)	(0.20)	(0.26)	—	—	—	—	10.40	(2.40)		61,292	1.25		1.20		(0.60)		155
R4	10.79	(0.03)	(0.19)	(0.22)	(0.01)	—	—	(0.01)	10.56	(2.08)		19,243	0.95		0.90		(0.30)		155
R5	10.91	(0.01)	(0.18)	(0.19)	(0.01)	—	—	(0.01)	10.71	(1.77)		3,757	0.66		0.60		(0.12)		155
Y	10.95	0.00	(0.19)	(0.19)	(0.01)	—	—	(0.01)	10.75	(1.76)		197,882	0.54		0.54		0.03		155

For the Year Ended October 31, 2014
A	$11.32	$0.05	$(0.10)	$(0.05)	$(0.07)	$(0.41)	$—	$(0.48)	$10.79	(0.43)%		$339,993	0.92%		0.85%		0.48%		108%
B	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)		16,784	1.74		1.60		(0.35)		108
C	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)		240,647	1.63		1.60		(0.33)		108
I	11.45	0.06	(0.08)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.94	(0.16)		91,095	0.67		0.60		0.58		108
R3	11.21	0.02	(0.11)	(0.09)	(0.05)	(0.41)	—	(0.46)	10.66	(0.74)		69,577	1.23		1.20		0.19		108
R4	11.33	0.05	(0.12)	(0.07)	(0.06)	(0.41)	—	(0.47)	10.79	(0.54)		22,639	0.92		0.90		0.43		108
R5	11.42	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.91	(0.16)		5,119	0.64		0.60		0.79		108
Y	11.46	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.95	(0.13)		231,771	0.52		0.52		0.84		108

For the Year Ended October 31, 2013
A	$12.65	$0.04	$(0.91)	$(0.87)	$(0.04)	$(0.42)	$—	$(0.46)	$11.32	(7.15)%		$507,889	0.88%		0.85%		0.34%		82%
B	12.44	(0.05)	(0.90)	(0.95)	(0.02)	(0.42)	—	(0.44)	11.05	(7.88)		28,633	1.69		1.60		(0.43)		82
C	12.43	(0.05)	(0.89)	(0.94)	(0.02)	(0.42)	—	(0.44)	11.05	(7.81)		375,906	1.60		1.60		(0.42)		82
I	12.76	0.06	(0.91)	(0.85)	(0.04)	(0.42)	—	(0.46)	11.45	(6.88)		124,329	0.65		0.60		0.51		82
R3	12.57	—	(0.91)	(0.91)	(0.03)	(0.42)	—	(0.45)	11.21	(7.49)		73,380	1.22		1.20		0.01		82
R4	12.66	0.04	(0.91)	(0.87)	(0.04)	(0.42)	—	(0.46)	11.33	(7.15)		29,584	0.91		0.90		0.30		82
R5	12.73	0.08	(0.93)	(0.85)	(0.04)	(0.42)	—	(0.46)	11.42	(6.90)		6,219	0.63		0.60		0.69		82
Y	12.76	0.07	(0.90)	(0.83)	(0.05)	(0.42)	—	(0.47)	11.46	(6.79)		287,361	0.51		0.51		0.60		82

For the Year Ended October 31, 2012
A	$12.36	$0.08	$0.80	$0.88	$(0.07)	$(0.52)	$—	$(0.59)	$12.65	7.41%		$851,003	0.86%		0.85%		0.69%		102%
B	12.22	(0.01)	0.79	0.78	(0.04)	(0.52)	—	(0.56)	12.44	6.65		53,262	1.66		1.60		(0.11)		102
C	12.21	(0.01)	0.79	0.78	(0.04)	(0.52)	—	(0.56)	12.43	6.66		717,899	1.59		1.59		(0.04)		102
I	12.44	0.11	0.81	0.92	(0.08)	(0.52)	—	(0.60)	12.76	7.70		297,985	0.64		0.60		0.91		102
R3	12.31	0.05	0.78	0.83	(0.05)	(0.52)	—	(0.57)	12.57	7.07		94,112	1.21		1.20		0.41		102
R4	12.37	0.08	0.80	0.88	(0.07)	(0.52)	—	(0.59)	12.66	7.39		41,261	0.91		0.90		0.69		102
R5	12.42	0.13	0.78	0.91	(0.08)	(0.52)	—	(0.60)	12.73	7.63		8,096	0.62		0.60		1.05		102
Y	12.44	0.12	0.80	0.92	(0.08)	(0.52)	—	(0.60)	12.76	7.73		378,089	0.50		0.50		0.99		102

For the Year Ended October 31, 2011(8)
A(11)	$12.27	$0.35	$0.58	$0.93	$(0.32)	$(0.52)	$—	$(0.84)	$12.36	8.19%		$836,386	0.87%		0.85%		2.89%		232%
B	12.16	0.26	0.57	0.83	(0.25)	(0.52)	—	(0.77)	12.22	7.35		72,383	1.67		1.60		2.14		232
C	12.15	0.26	0.57	0.83	(0.25)	(0.52)	—	(0.77)	12.21	7.36		678,916	1.60		1.60		2.16		232
I	12.34	0.37	0.59	0.96	(0.34)	(0.52)	—	(0.86)	12.44	8.45		300,497	0.64		0.60		3.19		232
R3	12.23	0.30	0.59	0.89	(0.29)	(0.52)	—	(0.81)	12.31	7.83		65,208	1.22		1.20		2.70		232
R4	12.28	0.34	0.58	0.92	(0.31)	(0.52)	—	(0.83)	12.37	8.14		25,566	0.92		0.90		2.93		232
R5	12.31	0.36	0.61	0.97	(0.34)	(0.52)	—	(0.86)	12.42	8.55		14,764	0.63		0.60		3.69		232
Y	12.33	0.39	0.59	0.98	(0.35)	(0.52)	—	(0.87)	12.44	8.63		299,096	0.51		0.51		3.37		232

Hartford Municipal Income Fund
For the Period Ended October 31, 2015
A(12)	$10.00	$0.08	$0.09	$0.17	$(0.08)	$—	$—	$(0.08)	$10.09	1.67	%(6)	$3,075	1.11	%(7)	0.69	%(7)	1.83	%(7)	21%
C(12)	10.00	0.04	0.09	0.13	(0.04)	—	—	(0.04)	10.09	1.35	(6)	2,533	1.83	(7)	1.44	(7)	1.07	(7)	21
I(12)	10.00	0.09	0.09	0.18	(0.09)	—	—	(0.09)	10.09	1.77	(6)	5,107	0.83	(7)	0.44	(7)	2.07	(7)	21

The accompanying notes are an integral part of these financial statements.

273

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Municipal Opportunities Fund
For the Year Ended October 31, 2015
A	$8.53	$0.24	$—	$0.24	$(0.24)	$—	$—	$(0.24)	$8.53	2.85%	$212,254	0.81%	0.75%		2.82%	21%
B	8.53	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.53	2.08	2,425	1.63	1.51		2.06	21
C	8.54	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.54	2.08	97,729	1.57	1.51		2.07	21
I	8.55	0.26	—	0.26	(0.26)	—	—	(0.26)	8.55	3.10	166,610	0.56	0.50		3.08	21

For the Year Ended October 31, 2014
A	$8.24	$0.25	$0.30	$0.55	$(0.26)	$—	$—	$(0.26)	$8.53	6.70%	$192,531	0.90%	0.85%		3.03%	29%
B	8.23	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.53	6.04	3,216	1.72	1.60		2.30	29
C	8.24	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.54	6.03	91,177	1.66	1.60		2.29	29
I	8.25	0.27	0.31	0.58	(0.28)	—	—	(0.28)	8.55	7.08	102,341	0.65	0.60		3.26	29

For the Year Ended October 31, 2013
A	$8.66	$0.29	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)	$8.24	(1.58)%	$153,818	0.91%	0.91	%(13)	3.35%	37%
B	8.66	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.23	(2.44)	4,161	1.72	1.66	(13)	2.60	37
C	8.67	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.24	(2.44)	86,844	1.66	1.66	(13)	2.60	37
I	8.68	0.31	(0.43)	(0.12)	(0.31)	—	—	(0.31)	8.25	(1.45)	58,996	0.66	0.66	(13)	3.60	37

For the Year Ended October 31, 2012(8)
A	$8.01	$0.34	$0.65	$0.99	$(0.34)	$—	$—	$(0.34)	$8.66	12.58%	$202,931	0.91%	0.91	%(13)	4.05%	51%
B	8.01	0.28	0.65	0.93	(0.28)	—	—	(0.28)	8.66	11.75	5,597	1.72	1.66	(13)	3.32	51
C	8.02	0.28	0.65	0.93	(0.28)	—	—	(0.28)	8.67	11.73	117,699	1.67	1.66	(13)	3.31	51
I	8.03	0.36	0.65	1.01	(0.36)	—	—	(0.36)	8.68	12.83	78,183	0.67	0.66	(13)	4.31	51

For the Year Ended October 31, 2011(8)
A	$8.47	$0.44	$(0.46)	$(0.02)	$(0.44)	$—	$—	$(0.44)	$8.01	0.03%	$177,569	0.94%	0.93	%(13)	5.58%	41%
B	8.47	0.38	(0.46)	(0.08)	(0.38)	—	—	(0.38)	8.01	(0.72)	5,739	1.75	1.68	(13)	4.84	41
C	8.48	0.38	(0.46)	(0.08)	(0.38)	—	—	(0.38)	8.02	(0.72)	103,439	1.70	1.68	(13)	4.83	41
I	8.49	0.46	(0.46)	—	(0.46)	—	—	(0.46)	8.03	0.28	69,575	0.70	0.68	(13)	5.82	41

The Hartford Municipal Real Return Fund
For the Year Ended October 31, 2015
A	$9.50	$0.26	$(0.33)	$(0.07)	$(0.27)	$—	$—	$(0.27)	$9.16	(0.77)%	$106,809	0.88%	0.74%		2.85%	26%
B	9.41	0.19	(0.33)	(0.14)	(0.20)	—	—	(0.20)	9.07	(1.54)	813	1.70	1.50		2.09	26
C	9.45	0.19	(0.34)	(0.15)	(0.20)	—	—	(0.20)	9.10	(1.63)	27,452	1.63	1.49		2.10	26
I	9.53	0.29	(0.35)	(0.06)	(0.29)	—	—	(0.29)	9.18	(0.62)	15,495	0.65	0.50		3.09	26
Y	9.48	0.29	(0.35)	(0.06)	(0.29)	—	—	(0.29)	9.13	(0.64)	18,220	0.58	0.49		3.10	26

For the Year Ended October 31, 2014
A	$9.27	$0.27	$0.23	$0.50	$(0.27)	$—	$—	$(0.27)	$9.50	5.46%	$115,957	0.90%	0.85%		2.89%	31%
B	9.19	0.20	0.22	0.42	(0.20)	—	—	(0.20)	9.41	4.62	1,497	1.73	1.60		2.15	31
C	9.22	0.20	0.23	0.43	(0.20)	—	—	(0.20)	9.45	4.71	32,022	1.64	1.60		2.14	31
I	9.29	0.29	0.25	0.54	(0.30)	—	—	(0.30)	9.53	5.82	16,682	0.66	0.60		3.12	31
Y	9.25	0.29	0.23	0.52	(0.29)	—	—	(0.29)	9.48	5.74	20,941	0.60	0.60		3.14	31

For the Year Ended October 31, 2013
A	$9.73	$0.24	$(0.46)	$(0.22)	$(0.24)	$—	$—	$(0.24)	$9.27	(2.30)%	$124,008	0.88%	0.85%		2.51%	20%
B	9.65	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.19	(3.05)	2,194	1.71	1.60		1.76	20
C	9.68	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.22	(3.05)	38,185	1.62	1.60		1.76	20
I	9.75	0.26	(0.46)	(0.20)	(0.26)	—	—	(0.26)	9.29	(2.05)	12,776	0.64	0.60		2.75	20
Y	9.70	0.26	(0.44)	(0.18)	(0.27)	—	—	(0.27)	9.25	(1.94)	22,365	0.58	0.58		2.78	20

The accompanying notes are an integral part of these financial statements.

274

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
For the Year Ended October 31, 2012
A	$9.20	$0.27	$0.54	$0.81	$(0.28)	$—	$—	$(0.28)	$9.73	8.87%		$157,918	0.87%		0.85%		2.89%		61%
B	9.13	0.21	0.52	0.73	(0.21)	—	—	(0.21)	9.65	8.03		3,497	1.68		1.60		2.18		61
C	9.15	0.20	0.54	0.74	(0.21)	—	—	(0.21)	9.68	8.11		49,791	1.62		1.60		2.13		61
I	9.22	0.29	0.54	0.83	(0.30)	—	—	(0.30)	9.75	9.12		20,061	0.64		0.60		3.07		61
Y	9.18	0.30	0.52	0.82	(0.30)	—	—	(0.30)	9.70	9.08		27,549	0.58		0.58		3.18		61

For the Year Ended October 31, 2011(8)
A(11)	$9.50	$0.41	$(0.30)	$0.11	$(0.41)	$—	$—	$(0.41)	$9.20	1.28%		$137,766	0.90%		0.85%		4.52%		29%
B	9.43	0.34	(0.30)	0.04	(0.34)	—	—	(0.34)	9.13	0.54		4,565	1.70		1.60		3.75		29
C	9.46	0.34	(0.31)	0.03	(0.34)	—	—	(0.34)	9.15	0.43		43,214	1.64		1.60		3.72		29
I	9.52	0.43	(0.30)	0.13	(0.43)	—	—	(0.43)	9.22	1.53		10,671	0.64		0.60		4.71		29
Y	9.48	0.43	(0.30)	0.13	(0.43)	—	—	(0.43)	9.18	1.54		29,686	0.60		0.60		4.73		29

Hartford Municipal Short Duration Fund
For the Period Ended October 31, 2015
A(12)	$10.00	$0.03	$0.06	$0.09	$(0.03)	$—	$—	$(0.03)	$10.06	0.91	%(6)	$3,993	1.12	%(7)	0.69	%(7)	0.75	%(7)	6%
C(12)	10.00	—	0.05	0.05	—	—	—	—	10.05	0.53	(6)	3,137	1.82	(7)	1.44	(7)	(0.02	)(7)	6
I(12)	10.00	0.04	0.06	0.10	(0.04)	—	—	(0.04)	10.06	1.01	(6)	5,106	0.78	(7)	0.44	(7)	0.97	(7)	6

The Hartford Quality Bond Fund
For the Year Ended October 31, 2015
A	$10.19	$0.04	$0.16	$0.20	$(0.05)	$(0.15)	$—	$(0.20)	$10.19	2.01%		$11,513	1.18%		0.90%		0.43%		20%
C	10.15	(0.03)	0.16	0.13	(0.01)	(0.15)	—	(0.16)	10.12	1.28		2,453	1.93		1.64		(0.31)		20
I	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.37		2,283	0.89		0.61		0.71		20
R3	10.17	0.01	0.16	0.17	(0.02)	(0.15)	—	(0.17)	10.17	1.69		2,082	1.58		1.25		0.07		20
R4	10.19	0.04	0.16	0.20	(0.05)	(0.15)	—	(0.20)	10.19	1.95		2,100	1.28		0.95		0.37		20
R5	10.20	0.07	0.16	0.23	(0.07)	(0.15)	—	(0.22)	10.21	2.32		2,119	0.98		0.65		0.67		20
Y	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.36		9,547	0.89		0.60		0.72		20

For the Year Ended October 31, 2014
A	$9.82	$0.05	$0.39	$0.44	$(0.07)	$—	$—	$(0.07)	$10.19	4.48%		$8,568	1.26%		0.86%		0.52%		27%
C	9.79	(0.02)	0.39	0.37	(0.01)	—	—	(0.01)	10.15	3.75		1,882	2.01		1.61		(0.22)		27
I	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.83		2,119	0.98		0.58		0.81		27
R3	9.80	0.02	0.39	0.41	(0.04)	—	—	(0.04)	10.17	4.17		2,048	1.68		1.23		0.17		27
R4	9.81	0.05	0.39	0.44	(0.06)	—	—	(0.06)	10.19	4.53		2,060	1.38		0.93		0.47		27
R5	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.79		2,072	1.08		0.63		0.77		27
Y	9.82	0.08	0.39	0.47	(0.09)	(0.00)	—	(0.09)	10.20	4.84		9,333	0.98		0.58		0.82		27

For the Year Ended October 31, 2013(14)
A(14)	$10.00	$0.05	$(0.18)	$(0.13)	$(0.05)	$—	$—	$(0.05)	$9.82	(1.29	)%(6)	$6,849	1.28	%(7)	0.81	%(7)	0.52	%(7)	83	%(6)
C(14)	10.00	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	9.79	(1.99	)(6)	2,239	2.03	(7)	1.56	(7)	(0.23	)(7)	83	(6)
I(14)	10.00	0.07	(0.18)	(0.11)	(0.07)	—	—	(0.07)	9.82	(1.14	)(6)	2,036	1.03	(7)	0.55	(7)	0.76	(7)	83	(6)
R3(14)	10.00	0.01	(0.18)	(0.17)	(0.03)	—	—	(0.03)	9.80	(1.69	)(6)	1,966	1.72	(7)	1.20	(7)	0.12	(7)	83	(6)
R4(14)	10.00	0.04	(0.18)	(0.14)	(0.05)	—	—	(0.05)	9.81	(1.43	)(6)	1,972	1.42	(7)	0.90	(7)	0.41	(7)	83	(6)
R5(14)	10.00	0.07	(0.19)	(0.12)	(0.06)	—	—	(0.06)	9.82	(1.16	)(6)	1,977	1.12	(7)	0.60	(7)	0.71	(7)	83	(6)
Y(14)	10.00	0.07	(0.18)	(0.11)	(0.07)	(0.00)	—	(0.07)	9.82	(1.13	)(6)	8,902	1.02	(7)	0.55	(7)	0.76	(7)	83	(6)

The Hartford Short Duration Fund
For the Year Ended October 31, 2015
A	$9.91	$0.15	$(0.07)	$0.08	$(0.16)	$(0.03)	$—	$(0.19)	$9.80	0.80%		$469,337	0.90%		0.85%		1.51%		31%
B	9.96	0.16	(0.08)	0.08	(0.16)	(0.03)	—	(0.19)	9.85	0.80		4,450	1.03		0.85		1.56		31
C	9.91	0.08	(0.07)	0.01	(0.09)	(0.03)	—	(0.12)	9.80	0.05		120,116	1.60		1.60		0.81		31
I	9.93	0.19	(0.08)	0.11	(0.19)	(0.03)	—	(0.22)	9.82	1.11		126,578	0.54		0.54		1.87		31
R3	9.88	0.12	(0.06)	0.06	(0.13)	(0.03)	—	(0.16)	9.78	0.60		1,084	1.23		1.15		1.26		31
R4	9.89	0.15	(0.06)	0.09	(0.16)	(0.03)	—	(0.19)	9.79	0.90		677	0.92		0.85		1.56		31
R5	9.89	0.18	(0.07)	0.11	(0.19)	(0.03)	—	(0.22)	9.78	1.10		111	0.62		0.55		1.86		31
Y	9.88	0.19	(0.06)	0.13	(0.20)	(0.03)	—	(0.23)	9.78	1.25		8,412	0.51		0.51		1.91		31

The accompanying notes are an integral part of these financial statements.

275

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2014
A	$9.98	$0.15	$(0.03)	$0.12	$(0.15)	$(0.04)	$—	$(0.19)	$9.91	1.23%		$469,415	0.91%	0.85%	1.50%	50%
B	10.02	0.15	(0.02)	0.13	(0.15)	(0.04)	—	(0.19)	9.96	1.33		6,510	1.01	0.85	1.51	50
C	9.98	0.08	(0.03)	0.05	(0.08)	(0.04)	—	(0.12)	9.91	0.48		128,158	1.60	1.60	0.76	50
I	10.00	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.93	1.52		208,183	0.55	0.55	1.79	50
R3	9.96	0.12	(0.04)	0.08	(0.12)	(0.04)	—	(0.16)	9.88	0.84		879	1.23	1.15	1.20	50
R4	9.97	0.15	(0.04)	0.11	(0.15)	(0.04)	—	(0.19)	9.89	1.14		997	0.92	0.85	1.50	50
R5	9.96	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.89	1.54		109	0.61	0.55	1.80	50
Y	9.96	0.18	(0.03)	0.15	(0.19)	(0.04)	—	(0.23)	9.88	1.49		5,134	0.50	0.50	1.83	50

For the Year Ended October 31, 2013
A	$10.05	$0.17	$(0.05)	$0.12	$(0.17)	$(0.02)	$—	$(0.19)	$9.98	1.20%		$451,357	0.88%	0.85%	1.66%	51%
B	10.05	0.17	(0.01)	0.16	(0.17)	(0.02)	—	(0.19)	10.02	1.60		9,589	0.99	0.85	1.67	51
C	10.05	0.09	(0.05)	0.04	(0.09)	(0.02)	—	(0.11)	9.98	0.44		133,623	1.60	1.60	0.93	51
I	10.07	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	10.00	1.48		105,812	0.57	0.57	1.96	51
R3	10.03	0.13	(0.04)	0.09	(0.14)	(0.02)	—	(0.16)	9.96	0.90		527	1.23	1.15	1.35	51
R4	10.04	0.17	(0.05)	0.12	(0.17)	(0.02)	—	(0.19)	9.97	1.20		928	0.92	0.85	1.69	51
R5	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	9.96	1.51		112	0.61	0.55	1.98	51
Y	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	9.96	1.55		3,002	0.51	0.51	2.03	51

For the Year Ended October 31, 2012
A	$9.83	$0.20	$0.23	$0.43	$(0.21)	$—	$—	$(0.21)	$10.05	4.37%		$279,952	0.86%	0.85%	2.03%	61%
B	9.82	0.20	0.24	0.44	(0.21)	—	—	(0.21)	10.05	4.48		7,959	0.97	0.85	2.04	61
C	9.83	0.13	0.22	0.35	(0.13)	—	—	(0.13)	10.05	3.60		136,515	1.60	1.60	1.28	61
I	9.84	0.23	0.23	0.46	(0.23)	—	—	(0.23)	10.07	4.75		117,449	0.58	0.58	2.30	61
R3	9.81	0.17	0.23	0.40	(0.18)	—	—	(0.18)	10.03	4.07		258	1.23	1.15	1.72	61
R4	9.81	0.20	0.24	0.44	(0.21)	—	—	(0.21)	10.04	4.48		783	0.93	0.85	2.02	61
R5	9.81	0.23	0.23	0.46	(0.24)	—	—	(0.24)	10.03	4.69		106	0.62	0.55	2.33	61
Y	9.80	0.23	0.24	0.47	(0.24)	—	—	(0.24)	10.03	4.84		4,967	0.50	0.50	2.34	61

For the Year Ended October 31, 2011(8)
A	$9.87	$0.21	$(0.04)	$0.17	$(0.21)	$—	$—	$(0.21)	$9.83	1.77%		$279,232	0.86%	0.85%	2.13%	55%
B	9.87	0.20	(0.05)	0.15	(0.20)	—	—	(0.20)	9.82	1.54		9,558	1.09	0.98	2.01	55
C	9.87	0.14	(0.04)	0.10	(0.14)	—	—	(0.14)	9.83	1.02		140,933	1.59	1.59	1.39	55
I	9.89	0.24	(0.05)	0.19	(0.24)	—	—	(0.24)	9.84	1.97		88,321	0.56	0.56	2.41	55
R3(10)	9.73	0.01	0.08	0.09	(0.01)	—	—	(0.01)	9.81	0.96	(6)	101	1.27 (7)	1.15 (7)	1.70 (7)	55
R4(10)	9.73	0.02	0.08	0.10	(0.02)	—	—	(0.02)	9.81	0.98	(6)	101	0.97 (7)	0.85 (7)	1.99 (7)	55
R5(10)	9.73	0.02	0.08	0.10	(0.02)	—	—	(0.02)	9.81	1.01	(6)	101	0.67 (7)	0.55 (7)	2.28 (7)	55
Y	9.85	0.24	(0.04)	0.20	(0.25)	—	—	(0.25)	9.80	2.02		230,175	0.51	0.51	2.48	55

The Hartford Strategic Income Fund
For the Year Ended October 31, 2015
A	$9.30	$0.37	$(0.57)	$(0.20)	$(0.37)	$(0.20)	$—	$(0.57)	$8.53	(2.23)%		$123,510	1.03%	0.95%	4.23%	66%
B	9.30	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.53	(3.00)		4,019	1.85	1.70	3.60	66
C	9.32	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.55	(2.97)		86,887	1.74	1.70	3.61	66
I	9.33	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.55	(1.97)		29,189	0.73	0.70	4.61	66
R3	9.29	0.35	(0.59)	(0.24)	(0.34)	(0.20)	—	(0.54)	8.51	(2.64)		314	1.41	1.25	4.04	66
R4	9.30	0.38	(0.59)	(0.21)	(0.37)	(0.20)	—	(0.57)	8.52	(2.34)		175	1.08	0.95	4.37	66
R5	9.30	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.52	(2.05)		306	0.75	0.65	4.70	66
R6(15)	9.27	0.41	(0.56)	(0.15)	(0.40)	(0.20)	—	(0.60)	8.52	(1.66	)(6)	10	0.69 (7)	0.59 (7)	4.78 (7)	66
Y	9.30	0.41	(0.59)	(0.18)	(0.40)	(0.20)	—	(0.60)	8.52	(1.99)		111,277	0.64	0.60	4.70	66

The accompanying notes are an integral part of these financial statements.

276

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2014
A	$9.21	$0.36	$0.10	$0.46	$(0.37)	$—	$—	$(0.37)	$9.30	5.06%	$144,172	1.01%	0.95%	3.82%	71%
B	9.21	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.30	4.25	6,367	1.82	1.70	3.10	71
C	9.23	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.32	4.26	109,960	1.72	1.69	3.08	71
I	9.24	0.38	0.10	0.48	(0.39)	—	—	(0.39)	9.33	5.32	48,809	0.71	0.68	4.09	71
R3	9.21	0.33	0.09	0.42	(0.34)	—	—	(0.34)	9.29	4.64	213	1.40	1.25	3.54	71
R4	9.21	0.36	0.10	0.46	(0.37)	—	—	(0.37)	9.30	5.06	131	1.05	0.95	3.83	71
R5	9.21	0.38	0.11	0.49	(0.40)	—	—	(0.40)	9.30	5.38	120	0.73	0.65	4.10	71
Y	9.20	0.39	0.11	0.50	(0.40)	—	—	(0.40)	9.30	5.55	113,356	0.63	0.60	4.25	71

For the Year Ended October 31, 2013
A	$9.70	$0.36	$(0.21)	$0.15	$(0.36)	$(0.28)	$—	$(0.64)	$9.21	1.67%	$160,916	0.99%	0.95%	3.93%	55%
B	9.70	0.29	(0.21)	0.08	(0.29)	(0.28)	—	(0.57)	9.21	0.91	9,233	1.79	1.70	3.09	55
C	9.72	0.29	(0.21)	0.08	(0.29)	(0.28)	—	(0.57)	9.23	0.90	129,507	1.69	1.68	3.07	55
I	9.73	0.37	(0.19)	0.18	(0.39)	(0.28)	—	(0.67)	9.24	1.93	50,963	0.70	0.69	4.00	55
R3	9.70	0.35	(0.22)	0.13	(0.34)	(0.28)	—	(0.62)	9.21	1.40	242	1.39	1.25	3.74	55
R4	9.70	0.36	(0.21)	0.15	(0.36)	(0.28)	—	(0.64)	9.21	1.68	143	1.03	0.95	3.91	55
R5	9.70	0.39	(0.21)	0.18	(0.39)	(0.28)	—	(0.67)	9.21	1.98	114	0.71	0.65	4.20	55
Y	9.69	0.40	(0.21)	0.19	(0.40)	(0.28)	—	(0.68)	9.20	2.04	214,550	0.61	0.60	4.30	55

For the Year Ended October 31, 2012
A	$9.20	$0.37	$0.51	$0.88	$(0.35)	$(0.03)	$—	$(0.38)	$9.70	9.80%	$219,909	0.98%	0.96%	3.90%	121%
B	9.20	0.30	0.51	0.81	(0.28)	(0.03)	—	(0.31)	9.70	8.96	12,461	1.78	1.72	3.17	121
C	9.21	0.30	0.52	0.82	(0.28)	(0.03)	—	(0.31)	9.72	9.11	209,271	1.69	1.69	3.17	121
I	9.22	0.39	0.53	0.92	(0.38)	(0.03)	—	(0.41)	9.73	10.18	104,759	0.70	0.70	4.11	121
R3	9.20	0.33	0.52	0.85	(0.32)	(0.03)	—	(0.35)	9.70	9.47	141	1.34	1.27	3.56	121
R4	9.20	0.36	0.52	0.88	(0.35)	(0.03)	—	(0.38)	9.70	9.79	132	1.02	0.97	3.88	121
R5	9.20	0.39	0.52	0.91	(0.38)	(0.03)	—	(0.41)	9.70	10.12	112	0.71	0.67	4.20	121
Y	9.20	0.36	0.54	0.90	(0.38)	(0.03)	—	(0.41)	9.69	10.08	171,127	0.60	0.60	3.82	121

For the Year Ended October 31, 2011(8)
A	$9.22	$0.48	$(0.01)	$0.47	$(0.49)	$—	$—	$(0.49)	$9.20	5.20%	$191,353	0.98%	0.98%	5.27%	156%
B	9.21	0.41	—	0.41	(0.42)	—	—	(0.42)	9.20	4.51	13,259	1.78	1.75	4.52	156
C	9.23	0.42	(0.02)	0.40	(0.42)	—	—	(0.42)	9.21	4.43	183,209	1.71	1.71	4.50	156
I	9.24	0.51	(0.02)	0.49	(0.51)	—	—	(0.51)	9.22	5.47	70,365	0.71	1.71	5.47	156
R3(10)	9.10	0.04	0.08	0.12	(0.02)	—	—	(0.02)	9.20	1.34 (6)	101	1.33 (7)	1.30 (7)	5.14 (7)	156
R4(10)	9.10	0.04	0.09	0.13	(0.03)	—	—	(0.03)	9.20	1.37 (6)	101	1.03 (7)	1.00 (7)	5.43 (7)	156
R5(10)	9.10	0.04	0.09	0.13	(0.03)	—	—	(0.03)	9.20	1.40 (6)	101	0.73 (7)	0.70 (7)	5.72 (7)	156
Y	9.21	0.51	—	0.51	(0.52)	—	—	(0.52)	9.20	5.69	6,885	0.63	0.63	5.50	156

The Hartford Total Return Bond Fund
For the Year Ended October 31, 2015
A	$10.71	$0.23	$(0.21)	$0.02	$(0.22)	$(0.23)	$—	$(0.45)	$10.28	0.35%	$672,638	0.87%	0.87%	2.20%	57%
B	10.63	0.15	(0.20)	(0.05)	(0.15)	(0.23)	—	(0.38)	10.20	(0.50)	10,528	1.86	1.62	1.43	57
C	10.72	0.16	(0.20)	(0.04)	(0.15)	(0.23)	—	(0.38)	10.30	(0.38)	67,147	1.59	1.59	1.50	57
I	10.72	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.30	0.67	23,201	0.56	0.56	2.60	57
R3	10.90	0.21	(0.21)	—	(0.19)	(0.23)	—	(0.42)	10.48	0.07	6,198	1.16	1.16	1.93	57
R4	10.88	0.24	(0.20)	0.04	(0.23)	(0.23)	—	(0.46)	10.46	0.39	15,610	0.84	0.84	2.25	57
R5	10.88	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.46	0.68	1,423	0.55	0.55	2.57	57
R6(15)	10.87	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.45	0.65 (6)	10	0.50 (7)	0.50 (7)	2.61 (7)	57
Y	10.87	0.28	(0.20)	0.08	(0.27)	(0.23)	—	(0.50)	10.45	0.79	1,103,177	0.44	0.44	2.67	57

The accompanying notes are an integral part of these financial statements.

277

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Distributions Capital		Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2014
A	$10.48	$0.24	$0.22	$0.46	$(0.23)	$—	$—		$(0.23)	$10.71	4.46%	$602,306	1.00%	0.91%	2.26%	84%
B	10.40	0.16	0.22	0.38	(0.15)	—	—		(0.15)	10.63	3.72	19,329	1.93	1.65	1.52	84
C	10.49	0.16	0.22	0.38	(0.15)	—	—		(0.15)	10.72	3.68	70,539	1.72	1.65	1.51	84
I	10.49	0.27	0.22	0.49	(0.26)	—	—		(0.26)	10.72	4.75	11,737	0.67	0.62	2.51	84
R3	10.66	0.21	0.23	0.44	(0.20)	—	—		(0.20)	10.90	4.16	6,868	1.28	1.21	1.96	84
R4	10.64	0.24	0.23	0.47	(0.23)	—	—		(0.23)	10.88	4.48	16,342	0.96	0.90	2.26	84
R5	10.64	0.27	0.24	0.51	(0.27)	—	—		(0.27)	10.88	4.79	978	0.67	0.60	2.55	84
Y	10.63	0.29	0.22	0.51	(0.27)	—	—		(0.27)	10.87	4.89	1,003,275	0.56	0.51	2.66	84

For the Year Ended October 31, 2013
A	$11.16	$0.23	$(0.32)	$(0.09)	$(0.26)	$(0.33)	$—		$(0.59)	$10.48	(0.83)%	$586,762	0.99%	0.95%	2.15%	106%
B	11.08	0.15	(0.32)	(0.17)	(0.18)	(0.33)	—		(0.51)	10.40	(1.58)	31,258	1.88	1.70	1.39	106
C	11.18	0.15	(0.33)	(0.18)	(0.18)	(0.33)	—		(0.51)	10.49	(1.66)	78,034	1.70	1.70	1.40	106
I	11.17	0.26	(0.32)	(0.06)	(0.29)	(0.33)	—		(0.62)	10.49	(0.55)	6,771	0.68	0.68	2.42	106
R3	11.35	0.20	(0.33)	(0.13)	(0.23)	(0.33)	—		(0.56)	10.66	(1.21)	7,655	1.28	1.25	1.85	106
R4	11.33	0.23	(0.33)	(0.10)	(0.26)	(0.33)	—		(0.59)	10.64	(0.92)	15,725	0.96	0.95	2.15	106
R5	11.33	0.26	(0.33)	(0.07)	(0.29)	(0.33)	—		(0.62)	10.64	(0.61)	664	0.67	0.65	2.44	106
Y	11.32	0.28	(0.34)	(0.06)	(0.30)	(0.33)	—		(0.63)	10.63	(0.52)	883,706	0.55	0.55	2.55	106

For the Year Ended October 31, 2012(8)
A	$10.76	$0.29	$0.50	$0.79	$(0.34)	$(0.05)	$—		$(0.39)	$11.16	7.50%	$696,383	0.98%	0.89%	2.64%	77%
B	10.69	0.20	0.50	0.70	(0.26)	(0.05)	—		(0.31)	11.08	6.66	47,026	1.85	1.64	1.90	77
C	10.78	0.21	0.50	0.71	(0.26)	(0.05)	—		(0.31)	11.18	6.70	105,330	1.69	1.63	1.90	77
I	10.77	0.31	0.51	0.82	(0.37)	(0.05)	—		(0.42)	11.17	7.78	11,177	0.68	0.62	2.92	77
R3	10.94	0.26	0.51	0.77	(0.31)	(0.05)	—		(0.36)	11.35	7.14	9,944	1.27	1.19	2.35	77
R4	10.92	0.29	0.51	0.80	(0.34)	(0.05)	—		(0.39)	11.33	7.47	21,940	0.95	0.89	2.65	77
R5	10.92	0.32	0.51	0.83	(0.37)	(0.05)	—		(0.42)	11.33	7.79	1,018	0.66	0.59	2.94	77
Y	10.91	0.33	0.51	0.84	(0.38)	(0.05)	—		(0.43)	11.32	7.91	952,621	0.55	0.49	3.04	77

For the Year Ended October 31, 2011(8)
A	$10.70	$0.33	$0.06	$0.39	$(0.33)	$—	$—		$(0.33)	$10.76	3.78%	$673,310	0.98%	0.95%	3.16%	131%
B	10.63	0.25	0.07	0.32	(0.26)	—	—		(0.26)	10.69	3.03	54,934	1.85	1.70	2.41	131
C	10.71	0.26	0.07	0.33	(0.26)	—	—		(0.26)	10.78	3.10	104,382	1.69	1.69	2.42	131
I	10.70	0.37	0.06	0.43	(0.36)	—	—		(0.36)	10.77	4.15	11,973	0.68	0.68	3.45	131
R3	10.87	0.31	0.06	0.37	(0.30)	—	—		(0.30)	10.94	3.49	11,922	1.26	1.25	2.85	131
R4	10.85	0.34	0.06	0.40	(0.33)	—	—		(0.33)	10.92	3.81	25,330	0.95	0.95	3.16	131
R5	10.85	0.37	0.07	0.44	(0.37)	—	—		(0.37)	10.92	4.12	990	0.66	0.66	3.46	131
Y	10.84	0.38	0.07	0.45	(0.38)	—	—		(0.38)	10.91	4.23	952,265	0.54	0.54	3.56	131

The Hartford Unconstrained Bond Fund
For the Year Ended October 31, 2015
A	$10.07	$0.31	$(0.44)	$(0.13)	$(0.28)	$—	$(0.01)		$(0.29)	$9.65	(1.29)%	$56,678	1.17%	0.99%	3.14%	67%
B	10.06	0.23	(0.43)	(0.20)	(0.22)	—	(0.00	)(18)	(0.22)	9.64	(1.93)	1,169	2.11	1.74	2.35	67
C	10.09	0.24	(0.44)	(0.20)	(0.22)	—	(0.00	)(18)	(0.22)	9.67	(2.02)	12,517	1.86	1.74	2.42	67
I	10.07	0.34	(0.44)	(0.10)	(0.31)	—	(0.01)		(0.32)	9.65	(1.04)	4,075	0.81	0.74	3.42	67
R3	10.05	0.28	(0.44)	(0.16)	(0.26)	—	(0.00	)(18)	(0.26)	9.63	(1.49)	144	1.45	1.29	2.86	67
R4	10.05	0.32	(0.44)	(0.12)	(0.28)	—	(0.01)		(0.29)	9.64	(1.20)	454	1.14	0.99	3.20	67
R5	10.05	0.34	(0.44)	(0.10)	(0.31)	—	(0.01)		(0.32)	9.63	(0.90)	112	0.83	0.69	3.49	67
Y	10.04	0.34	(0.44)	(0.10)	(0.31)	—	(0.01)		(0.32)	9.62	(1.01)	19,916	0.73	0.69	3.50	67

The accompanying notes are an integral part of these financial statements.

278

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2014
A	$10.06	$0.29	$0.02	$0.31	$(0.26)	$—	$(0.04)	$(0.30)	$10.07	3.16%	$70,192	1.17%	0.99%	2.86%	62%
B	10.06	0.21	0.02	0.23	(0.20)	—	(0.03)	(0.23)	10.06	2.30	1,974	2.08	1.74	2.12	62
C	10.09	0.21	0.02	0.23	(0.20)	—	(0.03)	(0.23)	10.09	2.29	15,869	1.86	1.74	2.11	62
I	10.07	0.31	0.02	0.33	(0.28)	—	(0.05)	(0.33)	10.07	3.32	5,311	0.77	0.73	3.10	62
R3	10.05	0.26	0.02	0.28	(0.24)	—	(0.04)	(0.28)	10.05	2.76	193	1.46	1.29	2.56	62
R4	10.05	0.29	0.02	0.31	(0.27)	—	(0.04)	(0.31)	10.05	3.07	161	1.15	0.99	2.85	62
R5	10.05	0.32	0.02	0.34	(0.29)	—	(0.05)	(0.34)	10.05	3.37	113	0.85	0.69	3.17	62
Y	10.03	0.32	0.02	0.34	(0.28)	—	(0.05)	(0.33)	10.04	3.48	19,584	0.73	0.69	3.16	62

For the Year Ended October 31, 2013
A	$10.51	$0.25	$(0.41)	$(0.16)	$(0.29)	$—	$—	$(0.29)	$10.06	(1.54)%	$85,062	1.13%	0.99%	2.43%	69%
B	10.51	0.17	(0.41)	(0.24)	(0.21)	—	—	(0.21)	10.06	(2.28)	3,234	2.01	1.74	1.68	69
C	10.53	0.17	(0.40)	(0.23)	(0.21)	—	—	(0.21)	10.09	(2.18)	18,711	1.82	1.74	1.67	69
I	10.51	0.28	(0.40)	(0.12)	(0.32)	—	—	(0.32)	10.07	(1.19)	1,602	0.76	0.74	2.69	69
R3	10.50	0.22	(0.41)	(0.19)	(0.26)	—	—	(0.26)	10.05	(1.83)	179	1.44	1.29	2.17	69
R4	10.50	0.25	(0.41)	(0.16)	(0.29)	—	—	(0.29)	10.05	(1.54)	130	1.11	0.99	2.46	69
R5	10.50	0.28	(0.41)	(0.13)	(0.32)	—	—	(0.32)	10.05	(1.24)	149	0.82	0.69	2.75	69
Y	10.48	0.29	(0.42)	(0.13)	(0.32)	—	—	(0.32)	10.03	(1.24)	17,992	0.71	0.69	2.85	69

For the Year Ended October 31, 2012
A	$10.06	$0.37	$0.47	$0.84	$(0.39)	$—	$—	$(0.39)	$10.51	8.47%	$120,395	1.09%	0.77%	3.59%	134%
B	10.05	0.30	0.47	0.77	(0.31)	—	—	(0.31)	10.51	7.77	5,187	1.96	1.53	2.92	134
C	10.07	0.29	0.48	0.77	(0.31)	—	—	(0.31)	10.53	7.76	29,736	1.79	1.52	2.83	134
I(16)	10.30	0.13	0.21	0.34	(0.13)	—	—	(0.13)	10.51	3.35	(6)	1,132	0.83	(7)	0.62	(7)	2.93	(7)	134
R3	10.04	0.33	0.49	0.82	(0.36)	—	—	(0.36)	10.50	8.27	141	1.40	1.06	3.20	134
R4	10.04	0.37	0.48	0.85	(0.39)	—	—	(0.39)	10.50	8.60	111	1.07	0.77	3.57	134
R5	10.04	0.40	0.48	0.88	(0.42)	—	—	(0.42)	10.50	8.92	111	0.77	0.47	3.87	134
Y	10.04	0.48	0.38	0.86	(0.42)	—	—	(0.42)	10.48	8.73	115	0.72	0.69	4.70	134

For the Year Ended October 31, 2011(8)
A	$9.98	$0.46	$0.10	$0.56	$(0.48)	$—	$—	$(0.48)	$10.06	5.71%	$126,654	1.06%	0.95%	4.56%	207%
B	9.98	0.38	0.09	0.47	(0.40)	—	—	(0.40)	10.05	4.82	7,324	1.88	1.70	3.82	207
C	10.00	0.38	0.09	0.47	(0.40)	—	—	(0.40)	10.07	4.81	27,057	1.74	1.70	3.80	207
R3(10)	9.89	0.03	0.15	0.18	(0.03)	—	—	(0.03)	10.04	1.81	(6)	102	1.34	(7)	1.25	(7)	4.29	(7)	207
R4(10)	9.89	0.04	0.14	0.18	(0.03)	—	—	(0.03)	10.04	1.84	(6)	102	1.04	(7)	0.95	(7)	4.58	(7)	207
R5(10)	9.89	0.04	0.15	0.19	(0.04)	—	—	(0.04)	10.04	1.87	(6)	102	0.74	(7)	0.65	(7)	4.87	(7)	207
Y	9.97	0.49	0.09	0.58	(0.51)	—	—	(0.51)	10.04	5.96	102,134	0.63	0.63	4.90	207

The Hartford World Bond Fund
For the Year Ended October 31, 2015
A	$10.76	$0.09	$—	$0.09	$(0.38)	$—	$—	$(0.38)	$10.47	0.82%	$624,111	1.08%	1.05%	0.84%	99%
C	10.74	0.01	0.01	(17)	0.02	(0.30)	—	—	(0.30)	10.46	0.17	175,560	1.77	1.77	0.13	99
I	10.77	0.12	—	0.12	(0.40)	—	—	(0.40)	10.49	1.16	2,283,590	0.77	0.77	1.13	99
R3	10.77	0.06	(0.01)	0.05	(0.34)	—	—	(0.34)	10.48	0.48	810	1.39	1.35	0.55	99
R4	10.78	0.10	(0.02)	0.08	(0.38)	—	—	(0.38)	10.48	0.71	4,850	1.08	1.05	0.98	99
R5	10.76	0.12	—	0.12	(0.40)	—	—	(0.40)	10.48	1.19	297	0.83	0.75	1.17	99
R6(15)	10.78	0.14	(0.02)	0.12	(0.41)	—	—	(0.41)	10.49	1.18	(6)	188	0.74	(7)	0.70	(7)	1.32	(7)	99
Y	10.77	0.13	—	0.13	(0.41)	—	—	(0.41)	10.49	1.27	634,789	0.67	0.67	1.24	99

The accompanying notes are an integral part of these financial statements.

279

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
For the Year Ended October 31, 2014
A	$10.63	$0.12	$0.17	$0.29	$(0.13)	$(0.03)	$—	$(0.16)	$10.76	2.74%		$422,689	1.02%		0.99%		1.15%		140%
C	10.61	0.04	0.17	0.21	(0.05)	(0.03)	—	(0.08)	10.74	2.00		179,147	1.76		1.73		0.41		140
I	10.64	0.15	0.17	0.32	(0.16)	(0.03)	—	(0.19)	10.77	3.03		1,966,455	0.76		0.74		1.40		140
R3	10.64	0.09	0.17	0.26	(0.10)	(0.03)	—	(0.13)	10.77	2.42		759	1.39		1.32		0.82		140
R4	10.64	0.12	0.18	0.30	(0.13)	(0.03)	—	(0.16)	10.78	2.80		725	1.07		1.02		1.12		140
R5	10.63	0.15	0.17	0.32	(0.16)	(0.03)	—	(0.19)	10.76	3.03		226	0.79		0.70		1.42		140
Y	10.64	0.16	0.17	0.33	(0.17)	(0.03)	—	(0.20)	10.77	3.11		517,167	0.67		0.64		1.50		140

For the Year Ended October 31, 2013
A	$10.77	$0.10	$0.06	$0.16	$(0.18)	$(0.12)	$—	$(0.30)	$10.63	1.47%		$481,684	1.03%		0.93%		0.95%		129%
C	10.76	0.02	0.05	0.07	(0.10)	(0.12)	—	(0.22)	10.61	0.67		177,802	1.77		1.67		0.21		129
I	10.78	0.13	0.05	0.18	(0.20)	(0.12)	—	(0.32)	10.64	1.71		891,048	0.79		0.69		1.19		129
R3	10.78	0.06	0.05	0.11	(0.13)	(0.12)	—	(0.25)	10.64	1.03		519	1.40		1.25		0.60		129
R4	10.78	0.10	0.05	0.15	(0.17)	(0.12)	—	(0.29)	10.64	1.40		976	1.08		0.95		0.92		129
R5	10.77	0.13	0.06	0.19	(0.21)	(0.12)	—	(0.33)	10.63	1.73		372	0.79		0.65		1.18		129
Y	10.78	0.14	0.05	0.19	(0.21)	(0.12)	—	(0.33)	10.64	1.81		340,669	0.68		0.58		1.30		129

For the Year Ended October 31, 2012
A	$10.32	$0.10	$0.59	$0.69	$(0.20)	$(0.04)	$—	$(0.24)	$10.77	6.79%		$250,916	1.11%		0.95%		0.95%		191%
C	10.31	0.02	0.60	0.62	(0.13)	(0.04)	—	(0.17)	10.76	6.12		97,235	1.83		1.67		0.19		191
I	10.32	0.12	0.60	0.72	(0.22)	(0.04)	—	(0.26)	10.78	7.11		421,508	0.86		0.70		1.14		191
R3	10.32	0.09	0.57	0.66	(0.16)	(0.04)	—	(0.20)	10.78	6.51		1,297	1.51		1.25		0.85		191
R4	10.32	0.12	0.57	0.69	(0.19)	(0.04)	—	(0.23)	10.78	6.82		1,345	1.21		0.95		1.15		191
R5	10.32	0.15	0.56	0.71	(0.22)	(0.04)	—	(0.26)	10.77	7.03		1,276	0.91		0.65		1.45		191
Y	10.32	0.12	0.61	0.73	(0.23)	(0.04)	—	(0.27)	10.78	7.18		197,637	0.73		0.57		1.12		191

For the Year Ended October 31, 2011(9)
A	$10.00	$0.09	$0.28	$0.37	$(0.05)	$—	$—	$(0.05)	$10.32	3.74	%(6)	$33,346	1.27	%(7)	0.85	%(7)	1.93	%(7)	50	%(6)
C	10.00	0.05	0.28	0.33	(0.02)	—	—	(0.02)	10.31	3.33	(6)	9,175	2.03	(7)	1.61	(7)	1.18	(7)	50	(6)
I	10.00	0.09	0.29	0.38	(0.06)	—	—	(0.06)	10.32	3.84	(6)	24,552	1.01	(7)	0.59	(7)	2.10	(7)	50	(6)
R3	10.00	0.07	0.29	0.36	(0.04)	—	—	(0.04)	10.32	3.58	(6)	2,071	1.72	(7)	1.25	(7)	1.64	(7)	50	(6)
R4	10.00	0.09	0.28	0.37	(0.05)	—	—	(0.05)	10.32	3.70	(6)	2,073	1.42	(7)	0.95	(7)	1.94	(7)	50	(6)
R5	10.00	0.10	0.28	0.38	(0.06)	—	—	(0.06)	10.32	3.83	(6)	2,076	1.12	(7)	0.65	(7)	2.24	(7)	50	(6)
Y	10.00	0.10	0.28	0.38	(0.06)	—	—	(0.06)	10.32	3.85	(6)	9,344	1.02	(7)	0.60	(7)	2.29	(7)	50	(6)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.
(5)	Commenced operations on November 29, 2013.
(6)	Not annualized.
(7)	Annualized.
(8)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(9)	Commenced operations on May 31, 2011.
(10)	Commenced operations on September 30, 2011.
(11)	Class L was merged into Class A on August 5, 2011.
(12)	Commenced operations on May 29, 2015.
(13)	Excluding the expenses not subject to cap, the ratio would have been 0.90%, 1.65%, 1.65% and 0.65% for Class A, Class B, Class C and Class I, respectively.
(14)	Commenced operations on November 30, 2012.
(15)	Commenced operations on November 7, 2014.
(16)	Commenced operations on May 25, 2012.
(17)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(18)	Included in this amount are tax distributions from capital of less than ($0.01).

The accompanying notes are an integral part of these financial statements.

280

Fixed Income Funds

Notes to Financial Statements

October 31, 2015

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the “Companies” and each a “Company”) each is an open-end management investment company comprised of forty-four and four series, respectively, as of October 31, 2015. The financial statements for certain other series of the Companies are presented in separate reports. The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The series of each Company listed below (individually, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

Hartford Duration-Hedged Strategic Income Fund (the “Duration-Hedged Strategic Income Fund”)

The Hartford Emerging Markets Local Debt Fund (the “Emerging Markets Local Debt Fund”)

The Hartford Floating Rate Fund (the “Floating Rate Fund”)

The Hartford Floating Rate High Income Fund (the “Floating Rate High Income Fund”)

The Hartford High Yield Fund (the “High Yield Fund”)

The Hartford Inflation Plus Fund (the “Inflation Plus Fund”)

Hartford Municipal Income Fund (the “Municipal Income Fund”)

The Hartford Municipal Opportunities Fund (the “Municipal Opportunities Fund”)

Hartford Municipal Short Duration Fund (the “Municipal Short Duration Fund”)

The Hartford Quality Bond Fund (the “Quality Bond Fund”)

The Hartford Short Duration Fund (the “Short Duration Fund”)

The Hartford Strategic Income Fund (the “Strategic Income Fund”)

The Hartford Total Return Bond Fund (the “Total Return Bond Fund”)

The Hartford Unconstrained Bond Fund (the “Unconstrained Bond Fund”)

The Hartford World Bond Fund (the “World Bond Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Municipal Real Return Fund (the “Municipal Real Return Fund”)

Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, except Emerging Markets Local Debt Fund, Floating Rate High Income Fund and World Bond Fund, are diversified open-end management investment companies. Emerging Markets Local Debt Fund, Floating Rate High Income Fund and World Bond Fund are non-diversified open-end management investment companies. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification “Topic 946,” Financial Services – Investment Companies.

Each of Municipal Income Fund and Municipal Short Duration Fund commenced operations on May 29, 2015. Each Fund offers Class A, Class C, and Class I shares. In addition, each Fund, except Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund, Floating Rate High Income Fund, Municipal Income Fund, Municipal Short Duration Fund, Quality Bond Fund and World Bond Fund offer Class B shares. Additionally, each Fund, except Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund, offer Class R3, Class R4 and Class R5 shares. Each Fund offers Class Y shares, except Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund. Effective November 7, 2014 Strategic Income Fund, Total Return Bond Fund and World Bond Fund offer Class R6 shares. Class A shares of each Fund, except Floating Rate Fund, Floating Rate High Income Fund and Short Duration Fund, are sold with a front-end sales charge of up to 4.50%. Class A shares are sold with a front-end sales charge of up to 3.00% for Floating Rate Fund and Floating Rate High Income Fund and up to 2.00% for Short Duration Fund. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

281

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

No new or additional investments are allowed in Class B shares of each Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in each Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in each Fund’s prospectus. For investors electing to reinvest gains and dividends, any such gains or dividends on Class B shares will continue to be reinvested in Class B shares of each Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

The Duration-Hedged Strategic Income Fund, as a “fund of funds,” seeks its investment goal through investment primarily in Class Y shares of Strategic Income Fund (“Affiliated Investment Company”) and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Company, the “Underlying Funds”) and other instruments.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Duration-Hedged Strategic Income Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Duration-Hedged Strategic Income Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of The Hartford Mutual Funds, Inc. For purposes of calculating the NAV, portfolio investments and other assets held by each Fund’s portfolio, except Duration-Hedged Strategic Income Fund, for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, each Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the respective Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of each Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the respective Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign investments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that a Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

282

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the respective Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, a Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter (“OTC”) options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the respective Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value,

283

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include each Company’s Treasurer or designee and a Vice President of the investment manager or designee. A Vice President of each Company with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, each Company’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of each Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

284

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – Each Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. Normally, for each Fund, except Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund, Strategic Income Fund, and World Bond Fund, dividends from net investment income are declared daily and paid monthly. The policy of Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund, Strategic Income Fund, and World Bond Fund is to declare and pay dividends from net investment income, if any, monthly. Dividends from realized gains, if any, are paid at least once a year.

Long-term capital gains distributions received from Underlying Funds, if applicable, are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of Duration-Hedged Strategic Income Fund.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time a Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose a Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by a Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow a Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the nondefaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding repurchase agreements and related collateral as of October 31, 2015.

285

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

b)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2015.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2015.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

A Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. A Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. A Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for open dollar roll transactions as of October 31, 2015.

d)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2015.

286

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

e)	Mortgage Related and Other Asset Backed Securities – Certain Funds may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of October 31, 2015.

f)	Inflation Indexed Bonds – Certain Funds may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of October 31, 2015.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of October 31, 2015.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, a Fund seeks to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of October 31, 2015.

287

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

See each Fund’s Schedule of Investments, if applicable, for outstanding purchased and written option contracts as of October 31, 2015. Transactions involving written option contracts during the year ended October 31, 2015, are summarized below:

The Hartford Emerging Markets Local Debt Fund

Options Activity During the Year Ended October 31, 2015

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	15,270,415	$161,503
Written	100,073,000	964,482
Expired	(15,757,000)	(239,799)
Closed	(82,497,415)	(683,696)
Exercised	(5,489,000)	(87,858)

End of Period	11,600,000	$114,632

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	33,917,243	$274,505
Written	162,585,303	1,474,542
Expired	(85,128,940)	(631,243)
Closed	(80,572,606)	(767,635)
Exercised	—	—

End of Period	30,801,000	$350,169

288

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

The Hartford Inflation Plus Fund

Options Activity During the Year Ended October 31, 2015

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	3,790,000	$87,306
Written	—	—
Expired	—	—
Closed	(3,790,000)	(87,306)
Exercised	—	—

End of Period	—	$—

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	3,790,000	$91,885
Written	—	—
Expired	—	—
Closed	(3,790,000)	(91,885)
Exercised	—	—

End of Period	—	$—

The Hartford Strategic Income Fund

Options Activity During the Year Ended October 31, 2015

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	23,205,000	$392,435
Written	327,100,000	3,791,979
Expired	(182,975,000)	(2,208,331)
Closed	(101,710,000)	(1,075,679)
Exercised	(50,010,000)	(671,135)

End of Period	15,610,000	$229,269

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	23,205,000	$281,786
Written	327,100,000	3,462,377
Expired	(260,805,000)	(2,796,430)
Closed	(49,220,000)	(485,028)
Exercised	(24,670,000)	(281,423)

End of Period	15,610,000	$181,282

The Hartford Total Return Bond Fund

Options Activity During the Year Ended October 31, 2015

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	140,364,000	$974,301
Written	574,283,016	2,227,967
Expired	(409,617,000)	(1,116,554)
Closed	(18,175,016)	(1,536,334)
Exercised	(286,855,000)	(549,380)

End of Period	—	$—

289

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	138,279,000	$796,402
Written	571,483,016	2,183,663
Expired	(554,439,000)	(1,135,228)
Closed	(15,375,016)	(1,515,959)
Exercised	(139,948,000)	(328,878)

End of Period	—	$—

The Hartford Unconstrained Bond Fund

Options Activity During the Year Ended October 31, 2015

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	6,875,000	$156,054
Written	75,520,000	862,308
Expired	(46,550,000)	(548,880)
Closed	(24,820,000)	(328,491)
Exercised	(8,910,000)	(109,927)

End of Period	2,115,000	$31,064

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	6,875,000	$126,763
Written	75,120,000	781,540
Expired	(58,400,000)	(588,639)
Closed	(14,745,000)	(218,281)
Exercised	(6,735,000)	(76,821)

End of Period	2,115,000	$24,562

The Hartford World Bond Fund

Options Activity During the Year Ended October 31, 2015

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	90,125,000	$90,125
Written	234,992,500	804,872
Expired	(129,750,000)	(124,202)
Closed	(171,580,000)	(601,904)
Exercised	—	—

End of Period	23,787,500	$168,891

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	322,577,573	1,743,392
Expired	(134,285,000)	(315,404)
Closed	(64,794,977)	(625,884)
Exercised	—	59

End of Period	123,497,596	$802,163

290

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the respective Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

291

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. See each Fund’s Schedule of Investments, if applicable, for outstanding credit default swap contracts as of October 31, 2015.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed rate bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. See each Fund’s Schedule of Investments, if applicable, for outstanding interest rate swap contracts as of October 31, 2015.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying referenced securities, indices or commodities. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying securities, indices or commodities and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate, which can be fixed or variable. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which are defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding total return swap contracts as of October 31, 2015.

Spreadlock Swap Contracts – Certain Funds may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statements of Operations at the determination date. See each Fund’s Schedule of Investments, if applicable, for outstanding speadlock swap contracts as of October 31, 2015.

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to

292

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. See each Fund’s Schedule of Investments, if applicable, for outstanding cross currency swap contracts as of October 31, 2015.

e)	Additional Derivative Instrument Information:

Duration-Hedged Strategic Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$2,379	$—	$—	$—	$—	$—	$2,379

Total	$2,379	$—	$—	$—	$—	$—	$2,379

Liabilities:
Unrealized depreciation on futures contracts(1)	$30,725	$—	$—	$—	$—	$—	$30,725

Total	$30,725	$—	$—	$—	$—	$—	$30,725

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$(300,556)	$—	$—	$—	$—	$—	$(300,556)

Total	$(300,556)	$—	$—	$—	$—	$—	$(300,556)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$52,003	$—	$—	$—	$—	$—	$52,003

Total	$52,003	$—	$—	$—	$—	$—	$52,003

Emerging Markets Local Debt Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$155,491	$409,306	$—	$—	$—	$—	$564,797
Unrealized appreciation on futures contracts(1)	2,648	—	—	—	—	—	2,648
Unrealized appreciation on foreign currency contracts	—	5,414,284	—	—	—	—	5,414,284
Unrealized appreciation on swap contracts(2)	720,556	—	—	—	—	—	720,556

Total	$878,695	$5,823,590	$—	$—	$—	$—	$6,702,285

Liabilities:
Unrealized depreciation on futures contracts(1)	$21,608	$—	$—	$—	$—	$—	$21,608
Unrealized depreciation on foreign currency contracts	—	4,803,478	—	—	—	—	4,803,478
Written options, market value	—	400,912	—	—	—	—	400,912
Unrealized depreciation on swap contracts(2)	1,066,230	—	—	—	—	—	1,066,230

Total	$1,087,838	$5,204,390	$—	$—	$—	$—	$6,292,228

293

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015, with the exception of swap contracts for which average volume during the year was lower than year end.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$2,866	$1,517,643	$—	$—	$—	$—	$1,520,509
Net realized gain (loss) on futures	215,387	—	—	—	—	—	215,387
Net realized gain (loss) on written options	—	730,821	—	23,080	—	—	753,901
Net realized gain (loss) on swap contracts	(1,386,775)	—	(27,066)	—	—	—	(1,413,841)
Net realized gain (loss) on foreign currency contracts	—	(17,968,109)	—	—	—	—	(17,968,109)

Total	$(1,168,522)	$(15,719,645)	$(27,066)	$23,080	$—	$—	$(16,892,153)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$35,911	$(475,526)	$—	$—	$—	$—	$(439,615)
Net change in unrealized appreciation (depreciation) of futures	9,142	—	—	—	—	—	9,142
Net change in unrealized appreciation (depreciation) of written options	—	141,275	—	—	—	—	141,275
Net change in unrealized appreciation (depreciation) of swap contracts	1,217,175	—	23,581	—	—	—	1,240,756
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	3,544,573	—	—	—	—	3,544,573

Total	$1,262,228	$3,210,322	$23,581	$—	$—	$—	$4,496,131

Floating Rate Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$450,930	$—	$—	$—	$—	$450,930

Total	$—	$450,930	$—	$—	$—	$—	$450,930

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$345,242	$—	$—	$—	$—	$345,242

Total	$—	$345,242	$—	$—	$—	$—	$345,242

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

294

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$28,453,232	$—	$—	$—	$—	$28,453,232

Total	$—	$28,453,232	$—	$—	$—	$—	$28,453,232

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(2,288,709)	$—	$—	$—	$—	$(2,288,709)

Total	$—	$(2,288,709)	$—	$—	$—	$—	$(2,288,709)

Floating Rate High Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$66,971	$—	$—	$—	$—	$66,971

Total	$—	$66,971	$—	$—	$—	$—	$66,971

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$36,410	$—	$—	$—	$—	$36,410

Total	$—	$36,410	$—	$—	$—	$—	$36,410

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$3,852,141	$—	$—	$—	$—	$3,852,141

Total	$—	$3,852,141	$—	$—	$—	$—	$3,852,141

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(290,674)	$—	$—	$—	$—	$(290,674)

Total	$—	$(290,674)	$—	$—	$—	$—	$(290,674)

High Yield Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$31,626	$—	$—	$—	$—	$31,626
Unrealized appreciation on swap contracts(1)	—	—	356,818	—	—	—	356,818

Total	$—	$31,626	$356,818	$—	$—	$—	$388,444

295

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$(234,403)	$—	$—	$—	$(234,403)
Net realized gain (loss) on foreign currency contracts	—	1,284,251	—	—	—	—	1,284,251

Total	$—	$1,284,251	$(234,403)	$—	$—	$—	$1,049,848

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$382,925	$—	$—	$—	$382,925
Net change in unrealized appreciation (depreciation) of foreign currency	—	(71,742)	—	—	—	—	(71,742)

Total	$—	$(71,742)	$382,925	$—	$—	$—	$311,183

Inflation Plus Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$626,393	$—	$—	$—	$—	$626,393

Total	$—	$626,393	$—	$—	$—	$—	$626,393

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$636,199	$—	$—	$—	$—	$636,199
Unrealized depreciation on swap contracts(1)	693,406	—	191,712	—	—	—	885,118

Total	$693,406	$636,199	$191,712	$—	$—	$—	$1,521,317

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$(189,509)	$—	$—	$—	$—	$—	$(189,509)
Net realized gain (loss) on written options	—	(42,059)	—	—	—	—	(42,059)
Net realized gain (loss) on swap contracts	—	—	59,127	—	—	—	59,127
Net realized gain (loss) on foreign currency contracts	—	2,128,400	—	—	—	—	2,128,400

Total	$(189,509)	$2,086,341	$59,127	$—	$—	$—	$1,955,959

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$(21,286)	$—	$—	$—	$—	$—	$(21,286)
Net change in unrealized appreciation (depreciation) of written options	—	(79,745)	—	—	—	—	(79,745)
Net change in unrealized appreciation (depreciation) of swap contracts	(693,406)	—	(191,712)	—	—	—	(885,118)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,424,356)	—	—	—	—	(1,424,356)

Total	$(714,692)	$(1,504,101)	$(191,712)	$—	$—	$—	$(2,410,505)

296

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Municipal Income Fund

The Effect of Derivative Instruments on the Statement of Operations for the period ended(3) October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$(78,031)	$—	$—	$—	$—	$—	$(78,031)

Total	$(78,031)	$—	$—	$—	$—	$—	$(78,031)

Municipal Opportunities Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:

Liabilities:
Unrealized depreciation on futures contracts(1)	$152,028	$—	$—	$—	$—	$—	$152,028

Total	$152,028	$—	$—	$—	$—	$—	$152,028

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$523,901	$—	$—	$—	$—	$—	$523,901

Total	$523,901	$—	$—	$—	$—	$—	$523,901

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$(152,028)	$—	$—	$—	$—	$—	$(152,028)

Total	$(152,028)	$—	$—	$—	$—	$—	$(152,028)

Municipal Real Return Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts(1)	$1,747	$—	$—	$—	$—	$—	$1,747

Total	$1,747	$—	$—	$—	$—	$—	$1,747

Liabilities:
Unrealized depreciation on swap contracts(1)	$10,189,134	$—	$—	$—	$—	$—	$10,189,134

Total	$10,189,134	$—	$—	$—	$—	$—	$10,189,134

297

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$(2,086,536)	$—	$—	$—	$—	$—	$(2,086,536)

Total	$(2,086,536)	$—	$—	$—	$—	$—	$(2,086,536)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$(3,690,283)	$—	$—	$—	$—	$—	$(3,690,283)

Total	$(3,690,283)	$—	$—	$—	$—	$—	$(3,690,283)

Municipal Short Duration Fund

The Effect of Derivative Instruments on the Statement of Operations for the period ended(3) October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$(24,895)	$—	$—	$—	$—	$—	$(24,895)

Total	$(24,895)	$—	$—	$—	$—	$—	$(24,895)

Quality Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$72,919	$—	$—	$—	$—	$—	$72,919
Unrealized appreciation on futures contracts(1)	14,186	—	—	—	—	—	14,186
Unrealized appreciation on swap contracts(2)	1,742	—	—	—	—	—	1,742

Total	$88,847	$—	$—	$—	$—	$—	$88,847

Liabilities:
Unrealized depreciation on futures contracts(1)	$7,337	$—	$—	$—	$—	$—	$7,337
Unrealized depreciation on swap contracts(2)	4,439	—	—	—	—	—	4,439

Total	$11,776	$—	$—	$—	$—	$—	$11,776

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015, with the exception of swap contracts for which average volume during the year was higher than year end.

298

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$19,655	$—	$—	$—	$—	$—	$19,655
Net realized gain (loss) on swap contracts	12,766	—	—	—	—	—	12,766

Total	$32,421	$—	$—	$—	$—	$—	$32,421

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$(1,441)	$—	$—	$—	$—	$—	$(1,441)
Net change in unrealized appreciation (depreciation) of futures	(14,606)	—	—	—	—	—	(14,606)
Net change in unrealized appreciation (depreciation) of swap contracts	(2,697)	—	—	—	—	—	(2,697)

Total	$(18,744)	$—	$—	$—	$—	$—	$(18,744)

Short Duration Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:

Liabilities:
Unrealized depreciation on futures contracts(1)	$256,165	$—	$—	$—	$—	$—	$256,165

Total	$256,165	$—	$—	$—	$—	$—	$256,165

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$(2,204,617)	$—	$—	$—	$—	$—	$(2,204,617)

Total	$(2,204,617)	$—	$—	$—	$—	$—	$(2,204,617)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$174,074	$—	$—	$—	$—	$—	$174,074

Total	$174,074	$—	$—	$—	$—	$—	$174,074

299

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Strategic Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$1,035	$4,237	$—	$—	$—	$—	$5,272
Unrealized appreciation on futures contracts(1)	219,090	—	—	—	—	—	219,090
Unrealized appreciation on foreign currency contracts	—	567,814	—	—	—	—	567,814
Unrealized appreciation on swap contracts(2)	438	36,654	4,071,082	—	—	—	4,108,174

Total	$220,563	$608,705	$4,071,082	$—	$—	$—	$4,900,350

Liabilities:
Unrealized depreciation on futures contracts(1)	$207,788	$—	$—	$—	$—	$—	$207,788
Unrealized depreciation on foreign currency contracts	—	1,407,965	—	—	—	—	1,407,965
Written options, market value	—	—	445,753	—	—	—	445,753
Unrealized depreciation on swap contracts(2)	144,615	15,995	1,796,514	—	—	—	1,957,124

Total	$352,403	$1,423,960	$2,242,267	$—	$—	$—	$4,018,630

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$(144,968)	$(289,415)	$—	$—	$—	$—	$(434,383)
Net realized gain (loss) on futures	1,080,828	—	—	—	—	—	1,080,828
Net realized gain (loss) on written options	3,886,130	—	2,317,045	—	—	—	6,203,175
Net realized gain (loss) on swap contracts	(423,166)	2,747	(3,678,438)	(349,982)	—	—	(4,448,839)
Net realized gain (loss) on foreign currency contracts	—	(216,739)	—	—	—	—	(216,739)

Total	$4,398,824	$(503,407)	$(1,361,393)	$(349,982)	$—	$—	$2,184,042

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$171,857	$(117,363)	$—	$—	$—	$—	$54,494
Net change in unrealized appreciation (depreciation) of futures	85,214	—	—	—	—	—	85,214
Net change in unrealized appreciation (depreciation) of written options	(35,202)	—	(106,619)	—	—	—	(141,821)
Net change in unrealized appreciation (depreciation) of swap contracts	(155,650)	20,666	(175,910)	39,603	—	—	(271,291)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(616,883)	—	—	—	—	(616,883)

Total	$66,219	$(713,580)	$(282,529)	$39,603	$—	$—	$(890,287)

300

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Total Return Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$1,243,827	$17,677	$—	$—	$—	$—	$1,261,504
Unrealized appreciation on futures contracts(1)	230,977	—	—	—	—	—	230,977
Unrealized appreciation on foreign currency contracts	—	1,346,840	—	—	—	—	1,346,840
Unrealized appreciation on swap contracts(2)	29,001	117,294	1,549,148	—	—	—	1,695,443

Total	$1,503,805	$1,481,811	$1,549,148	$—	$—	$—	$4,534,764

Liabilities:
Unrealized depreciation on futures contracts(1)	$698,724	$—	$—	$—	$—	$—	$698,724
Unrealized depreciation on foreign currency contracts	—	2,690,809	—	—	—	—	2,690,809
Unrealized depreciation on swap contracts(2)	818,334	51,184	4,610,110	—	—	—	5,479,628

Total	$1,517,058	$2,741,993	$4,610,110	$—	$—	$—	$8,869,161

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$89,055	$(573,971)	$(3,232)	$—	$—	$—	$(488,148)
Net realized gain (loss) on futures	1,177,428	—	—	—	—	—	1,177,428
Net realized gain (loss) on written options	1,328,000	—	1,157,299	—	—	—	2,485,299
Net realized gain (loss) on swap contracts	12,031	5,595	(6,364,559)	120	—	—	(6,346,813)
Net realized gain (loss) on foreign currency contracts	—	5,574,980	—	—	—	—	5,574,980

Total	$2,606,514	$5,006,604	$(5,210,492)	$120	$—	$—	$2,402,746

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$329,514	$58,317	$3,084	$—	$—	$—	$390,915
Net change in unrealized appreciation (depreciation) of futures	(1,063,706)	—	—	—	—	—	(1,063,706)
Net change in unrealized appreciation (depreciation) of written options	(46,592)	—	(4,145)	—	—	—	(50,737)
Net change in unrealized appreciation (depreciation) of swap contracts	(787,836)	66,110	338,309	—	—	—	(383,417)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,792,087)	—	—	—	—	(1,792,087)

Total	$(1,568,620)	$(1,667,660)	$337,248	$—	$—	$—	$(2,899,032)

301

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Unconstrained Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$86,942	$1,160	$—	$—	$—	$—	$88,102
Unrealized appreciation on futures contracts(1)	54,612	—	—	—	—	—	54,612
Unrealized appreciation on foreign currency contracts	—	224,017	—	—	—	—	224,017
Unrealized appreciation on swap contracts(2)	2,044	9,775	659,390	—	—	—	671,209

Total	$143,598	$234,952	$659,390	$—	$—	$—	$1,037,940

Liabilities:
Unrealized depreciation on futures contracts(1)	$49,855	$—	$—	$—	$—	$—	$49,855
Unrealized depreciation on foreign currency contracts	—	318,885	—	—	—	—	318,885
Written options, market value	—	—	60,395	—	—	—	60,395
Unrealized depreciation on swap contracts(2)	130,600	4,265	515,970	—	—	—	650,835

Total	$180,455	$323,150	$576,365	$—	$—	$—	$1,079,970

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$(14,630)	$(64,750)	$—	$—	$—	$—	$(79,380)
Net realized gain (loss) on futures	(1,429,130)	—	—	—	—	—	(1,429,130)
Net realized gain (loss) on written options	860,194	(524)	538,030	—	—	—	1,397,700
Net realized gain (loss) on swap contracts	(116,741)	611	(889,994)	(93,867)	—	—	(1,099,991)
Net realized gain (loss) on foreign currency contracts	—	910,315	—	—	—	—	910,315

Total	$(700,307)	$845,652	$(351,964)	$(93,867)	$—	$—	$(300,486)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$49,759	$(32,119)	$—	$—	$—	$—	$17,640
Net change in unrealized appreciation (depreciation) of futures	(41,593)	—	—	—	—	—	(41,593)
Net change in unrealized appreciation (depreciation) of written options	(3,229)	(6,418)	(33,348)	—	—	—	(42,995)
Net change in unrealized appreciation (depreciation) of swap contracts	(128,556)	5,510	(270,270)	10,744	—	—	(382,572)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(184,231)	—	—	—	—	(184,231)

Total	$(123,619)	$(217,258)	$(303,618)	$10,744	$—	$—	$(633,751)

302

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

World Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$274,511	$1,956,201	$284,860	$—	$—	$—	$2,515,572
Unrealized appreciation on futures contracts(1)	3,367,580	—	—	—	—	—	3,367,580
Unrealized appreciation on foreign currency contracts	—	17,870,320	—	—	—	—	17,870,320
Unrealized appreciation on swap contracts(2)	204,826	—	3,139,223	—	—	—	3,344,049

Total	$3,846,917	$19,826,521	$3,424,083	$—	$—	$—	$27,097,521

Liabilities:
Unrealized depreciation on futures contracts(1)	$3,345,418	$—	$—	$—	$—	$—	$3,345,418
Unrealized depreciation on foreign currency contracts	—	6,457,456	—	—	—	—	6,457,456
Written options, market value	—	474,045	89,590	—	—	—	563,635
Unrealized depreciation on swap contracts(2)	52,225	—	4,245,180	—	—	—	4,297,405

Total	$3,397,643	$6,931,501	$4,334,770	$—	$—	$—	$14,663,914

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$548,919	$4,356,482	$(420,964)	$—	$—	$—	$4,484,437
Net realized gain (loss) on futures	(17,303,642)	6,372,659	—	—	—	—	(10,930,983)
Net realized gain (loss) on written options	564,840	32,305	159,041	—	—	—	756,186
Net realized gain (loss) on swap contracts	17,908,254	—	(116,683)	—	—	—	17,791,571
Net realized gain (loss) on foreign currency contracts	—	272,315,534	—	—	—	—	272,315,534

Total	$1,718,371	$283,076,980	$(378,606)	$—	$—	$—	$284,416,745

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$(142,487)	$(1,140,383)	$(748,918)	$—	$—	$—	$(2,031,788)
Net change in unrealized appreciation (depreciation) of futures	5,506,214	—	—	—	—	—	5,506,214
Net change in unrealized appreciation (depreciation) of written options	—	89,215	351,196	—	—	—	440,411
Net change in unrealized appreciation (depreciation) of swap contracts	(2,054,885)	—	(1,701,870)	—	—	—	(3,756,755)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	1,437,322	—	—	—	—	1,437,322

Total	$3,308,842	$386,154	$(2,099,592)	$—	$—	$—	$1,595,404

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.
(2)	Statements of Assets and Liabilities location: Unrealized appreciation (depreciation) on OTC Swap contracts and Variation margin on financial derivative instruments.
(3)	Commenced operations on May 29, 2015.

303

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements (“MNA”) allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement and net of the related collateral received/pledged by the Funds as of October 31, 2015:

Duration-Hedged Strategic Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$2,379	$(30,725)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,379	(30,725)

Derivatives not subject to a MNA	(2,379)	30,725

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Emerging Markets Local Debt Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$5,414,284	$(4,803,478)
Futures contracts	2,648	(21,608)
Purchased options	564,797	—
Swap contracts	720,556	(1,066,230)
Written options	—	(400,912)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	6,702,285	(6,292,228)

Derivatives not subject to a MNA	(2,648)	73,789

Total gross amount of assets and liabilities subject to MNA or similar agreements	$6,699,637	$(6,218,439)

Emerging Markets Local Debt Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$195,535	$(195,535)	$—	$—	$—
Barclays	178,692	(178,692)	—	—	—
BNP Paribas Securities Services	334,261	(180,746)	—	—	153,515
Citibank NA	509,602	(485,345)	—	—	24,257
Commonwealth Bank of Australia	66,552	(66,552)	—	—	—
Credit Suisse First Boston Corp.	30,981	(30,981)	—	—	—
Deutsche Bank Securities, Inc.	1,321,835	(903,016)	—	—	418,819
Goldman Sachs & Co.	279,674	(279,674)	—	—	—
HSBC Bank USA	338,885	(338,885)	—	—	—
JP Morgan Chase & Co.	1,575,314	(585,673)	—	—	989,641
Morgan Stanley	862,641	(862,641)	—	—	—
RBC Dominion Securities, Inc.	161,734	(158,211)	—	—	3,523
RBS Greenwich Capital	303,957	(303,957)	—	—	—
Standard Chartered Bank	258,484	(125,728)	—	—	132,756
State Street Global Markets LLC	180,154	(180,154)	—	—	—
Toronto-Dominion Bank	54	—	—	—	54
UBS AG	101,282	(63,782)	—	—	37,500

Total	$6,699,637	$(4,939,572)	$—	$—	$1,760,065

304

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Emerging Markets Local Debt Fund
Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(435,268)	$195,535	$—	$239,733	$—
Barclays	(279,394)	178,692	—	—	(100,702)
BNP Paribas Securities Services	(180,746)	180,746	—	—	—
Citibank NA	(485,345)	485,345	—	—	—
Commonwealth Bank of Australia	(110,057)	66,552	—	—	(43,505)
Credit Suisse First Boston Corp.	(36,175)	30,981	—	—	(5,194)
Deutsche Bank Securities, Inc.	(903,016)	903,016	—	—	—
Goldman Sachs & Co.	(533,664)	279,674	—	250,000	(3,990)
HSBC Bank USA	(413,259)	338,885	—	—	(74,374)
JP Morgan Chase & Co.	(585,673)	585,673	—	—	—
Morgan Stanley	(970,357)	862,641	—	—	(107,716)
National Australia Bank Limited	(64,634)	—	—	—	(64,634)
RBC Dominion Securities, Inc.	(158,211)	158,211	—	—	—
RBS Greenwich Capital	(508,797)	303,957	—	—	(204,840)
Standard Chartered Bank	(125,728)	125,728	—	—	—
State Street Global Markets LLC	(364,333)	180,154	—	—	(184,179)
UBS AG	(63,782)	63,782	—	—	—

Total	$(6,218,439)	$4,939,572	$—	$489,733	$(789,134)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Floating Rate Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$450,930	$(345,242)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	450,930	(345,242)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$450,930	$(345,242)

Floating Rate Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of Montreal	$1,256	$—	$—	$—	$1,256
Citibank NA	40,488	(40,488)	—	—	—
Goldman Sachs & Co.	409,186	—	—	—	409,186

Total	$450,930	$(40,488)	$—	$—	$410,442

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(29,498)	$—	$—	$—	$(29,498)
Citibank NA	(315,744)	40,488	—	—	(275,256)

Total	$(345,242)	$40,488	$—	$—	$(304,754)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Floating Rate High Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$66,971	$(36,410)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	66,971	(36,410)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$66,971	$(36,410)

305

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Floating Rate High Income Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of Montreal	$135	$—	$—	$—	$135
Citibank NA	13,247	(13,247)	—	—	—
Goldman Sachs & Co.	53,589	—	—	—	53,589

Total	$66,971	$(13,247)	$—	$—	$53,724

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(36,410)	$13,247	$—	$—	$(23,163)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

High Yield Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$31,626	$—
Swap contracts	1,053,112	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,084,738	—

Derivatives not subject to a MNA	(1,053,112)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$31,626	$—

High Yield Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
BNP Paribas Securities Services	$2,233	$—	$—	$—	$2,233
Goldman Sachs & Co.	29,393	—	—	—	29,393

Total	$31,626	$—	$—	$—	$31,626

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Inflation Plus Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$626,393	$(636,199)
Swap contracts	—	(1,797,091)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	626,393	(2,433,290)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$626,393	$(2,433,290)

306

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Inflation Plus Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of Montreal	51,321	—	—	—	51,321
Citibank NA	23,719	(23,719)	—	—	—
Deutsche Bank Securities, Inc.	5,009	(5,009)	—	—	—
Goldman Sachs & Co.	36,994	—	—	—	36,994
HSBC Bank USA	16,570	(16,570)	—	—	—
JP Morgan Chase & Co.	70,457	(70,457)	—	—	—
Morgan Stanley	203,469	(97,518)	—	—	105,951
Standard Chartered Bank	7,124	(7,124)	—	—	—
UBS AG	211,730	—	—	—	211,730

Total	$626,393	$(220,397)	$—	$—	$405,996

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(134,862)	$—	$—	$—	$(134,862)
Barclays	(288,145)	—	254,811	—	(33,334)
BNP Paribas Securities Services	(17,039)	—	—	—	(17,039)
Citibank NA	(1,128,342)	23,719	233,485	871,138	—
Deutsche Bank Securities, Inc.	(166,381)	5,009	161,372	—	—
HSBC Bank USA	(70,653)	16,570	—	—	(54,083)
JP Morgan Chase & Co.	(253,445)	70,457	—	—	(182,988)
Morgan Stanley	(97,518)	97,518	—	—	—
RBC Dominion Securities, Inc.	(30,781)	—	—	—	(30,781)
Standard Chartered Bank	(99,613)	7,124	—	—	(92,489)
State Street Global Markets LLC	(39,097)	—	—	—	(39,097)
Westpac International	(107,414)	—	—	—	(107,414)

Total	$(2,433,290)	$220,397	$649,668	$871,138	$(692,087)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Municipal Opportunities Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(152,028)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(152,028)

Derivatives not subject to a MNA	—	152,028

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Municipal Real Return Fund
Derivative Financial Instruments:	Assets	Liabilities
Swap contracts	$1,747	$(10,189,134)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,747	(10,189,134)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,747	$(10,189,134)

307

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Notes to Financial Statements – (continued)

October 31, 2015

Municipal Real Return Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
JP Morgan Chase & Co.	$1,747	$(1,747)	$—	$—	$—

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Banc of America Securities LLC	$(520,972)	$—	$—	$520,972	$—
Barclays	(2,792,332)	—	—	2,745,000	(47,332)
BNP Paribas Securities Services	(165,868)	—	—	—	(165,868)
Citibank NA	(171,670)	—	—	—	(171,670)
Deutsche Bank Securities, Inc.	(764,250)	—	—	764,250	—
JP Morgan Chase & Co.	(2,231,346)	1,747	—	2,229,599	—
Morgan Stanley	(174,112)	—	—	174,112	—
UBS AG	(3,368,584)	—	—	3,368,584	—

Total	$(10,189,134)	$1,747	$—	$9,802,517	$(384,870)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Quality Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$14,186	$(7,337)
Purchased options	72,919	—
Swap contracts	41,525	(4,374)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	128,630	(11,711)

Derivatives not subject to a MNA	(55,711)	11,711

Total gross amount of assets and liabilities subject to MNA or similar agreements	$72,919	$—

Quality Bond Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
JP Morgan Chase & Co.	$72,919	$—	$—	$—	$72,919

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Short Duration Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	—	(256,165)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(256,165)

Derivatives not subject to a MNA	—	256,165

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Strategic Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$567,814	$(1,407,965)
Futures contracts	219,090	(207,788)
Purchased options	5,272	—
Swap contracts	7,632,376	(5,069,065)
Written options	—	(445,753)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	8,424,552	(7,130,571)

Derivatives not subject to a MNA	(2,945,627)	491,917

Total gross amount of assets and liabilities subject to MNA or similar agreements	$5,478,925	$(6,638,654)

308

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Notes to Financial Statements – (continued)

October 31, 2015

Strategic Income Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$744,106	$(744,106)	$—	$—	$—
Bank of Montreal	2,890	—	—	—	2,890
Barclays	108,821	(108,821)	—	—	—
BNP Paribas Securities Services	27,170	(27,170)	—	—	—
Citibank NA	70,582	(70,582)	—	—	—
Commonwealth Bank of Australia	162	—	—	—	162
Credit Suisse International	1,456,007	(426,874)	—	(1,029,133)	—
Deutsche Bank Securities, Inc.	321,216	(321,216)	—	—	—
Goldman Sachs & Co.	682,992	(669,608)	(13,384)	—	—
HSBC Bank USA	24,177	(24,177)	—	—	—
JP Morgan Chase & Co.	1,171,989	(582,263)	—	(589,726)	—
Merrill Lynch International	98,044	(98,044)	—	—	—
Morgan Stanley	606,541	(606,541)	—	—	—
National Australia Bank Limited	11,314	(1,735)	—	—	9,579
RBC Dominion Securities, Inc.	26,226	(26,226)	—	—	—
Standard Chartered Bank	18,781	(18,781)	—	—	—
State Street Global Markets LLC	52,637	(52,637)	—	—	—
UBS AG	53,767	(39,084)	—	—	14,683
Westpac International	1,503	(1,503)	—	—	—

Total	$5,478,925	$(3,819,368)	$(13,384)	$(1,618,859)	$27,314

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(2,007,303)	$744,106	$—	$1,263,197	$—
Barclays	(274,690)	108,821	—	—	(165,869)
BNP Paribas Securities Services	(51,586)	27,170	—	—	(24,416)
Citibank NA	(93,099)	70,582	—	—	(22,517)
Credit Suisse First Boston Corp.	(30,549)	—	—	—	(30,549)
Credit Suisse International	(426,874)	426,874	—	—	—
Deutsche Bank Securities, Inc.	(728,538)	321,216	—	407,322	—
Goldman Sachs & Co.	(669,608)	669,608	—	—	—
HSBC Bank USA	(130,436)	24,177	—	—	(106,259)
JP Morgan Chase & Co.	(582,263)	582,263	—	—	—
Merrill Lynch International	(258,003)	98,044	—	—	(159,959)
Morgan Stanley	(1,123,565)	606,541	—	—	(517,024)
National Australia Bank Limited	(1,735)	1,735	—	—	—
RBC Dominion Securities, Inc.	(88,574)	26,226	—	—	(62,348)
Standard Chartered Bank	(43,937)	18,781	—	—	(25,156)
State Street Global Markets LLC	(77,408)	52,637	—	—	(24,771)
UBS AG	(39,084)	39,084	—	—	—
Westpac International	(11,402)	1,503	—	—	(9,899)

Total	$(6,638,654)	$3,819,368	$—	$1,670,519	$(1,148,767)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Total Return Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,346,840	$(2,690,809)
Futures contracts	230,977	(698,724)
Purchased options	1,261,504	—
Swap contracts	18,402,632	(11,011,716)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	21,241,953	(14,401,249)

Derivatives not subject to a MNA	(230,977)	3,330,391

Total gross amount of assets and liabilities subject to MNA or similar agreements	$21,010,976	$(11,070,858)

309

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Notes to Financial Statements – (continued)

October 31, 2015

Total Return Bond Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$1,939,077	$(1,759,751)	$—	$(179,326)	$—
Barclays	8,450,782	(915,744)	—	(7,535,038)	—
BNP Paribas Securities Services	45,178	(45,178)	—	—	—
Citibank NA	418,719	(418,719)	—	—	—
Credit Suisse International	1,759,489	(1,412,624)	—	(346,865)	—
Deutsche Bank Securities, Inc.	559,117	(280,125)	—	(278,992)	—
Goldman Sachs & Co.	2,701,910	(2,089,608)	(612,302)	—	—
JP Morgan Chase & Co.	2,007,175	(452,547)	—	(640,000)	914,628
Merrill Lynch International	240,366	(240,366)	—	—	—
Morgan Stanley	2,588,307	(1,570,226)	—	(1,018,081)	—
National Australia Bank Limited	3,850	—	—	—	3,850
RBC Dominion Securities, Inc.	79,381	(79,381)	—	—	—
Standard Chartered Bank	42,993	(42,993)	—	—	—
State Street Global Markets LLC	149,719	(21,604)	—	—	128,115
UBS AG	24,913	(24,913)	—	—	—

Total	$21,010,976	$(9,353,779)	$(612,302)	$(9,998,302)	$1,046,593

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(1,759,751)	$1,759,751	$—	$—	$—
Barclays	(915,744)	915,744	—	—	—
BNP Paribas Securities Services	(78,727)	45,178	—	—	(33,549)
Citibank NA	(654,813)	418,719	236,094	—	—
Credit Suisse First Boston Corp.	(224,626)	—	—	—	(224,626)
Credit Suisse International	(1,412,624)	1,412,624	—	—	—
Deutsche Bank Securities, Inc.	(280,125)	280,125	—	—	—
Goldman Sachs & Co.	(2,089,608)	2,089,608	—	—	—
HSBC Bank USA	(164,297)	—	—	—	(164,297)
JP Morgan Chase & Co.	(452,547)	452,547	—	—	—
Merrill Lynch International	(780,188)	240,366	—	—	(539,822)
Morgan Stanley	(1,570,226)	1,570,226	—	—	—
RBC Dominion Securities, Inc.	(218,564)	79,381	—	—	(139,183)
Standard Chartered Bank	(76,395)	42,993	—	—	(33,402)
State Street Global Markets LLC	(21,604)	21,604	—	—	—
UBS AG	(371,019)	24,913	273,781	—	(72,325)

Total	$(11,070,858)	$9,353,779	$509,875	$—	$(1,207,204)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Unconstrained Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$224,017	$(318,885)
Futures contracts	54,612	(49,855)
Purchased options	88,102	—
Swap contracts	1,613,770	(1,666,692)
Written options	—	(60,395)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,980,501	(2,095,827)

Derivatives not subject to a MNA	(61,650)	286,634

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,918,851	$(1,809,193)

310

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Notes to Financial Statements – (continued)

October 31, 2015

Unconstrained Bond Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$150,739	$(150,739)	$—	$—	$—
Bank of Montreal	7,640	—	—	—	7,640
Barclays	150,119	(84,350)	—	—	65,769
BNP Paribas Securities Services	5,404	(5,404)	—	—	—
Citibank NA	12,937	(12,937)	—	—	—
Credit Suisse International	350,460	(142,507)	—	(207,953)	—
Deutsche Bank Securities, Inc.	78,423	(78,423)	—	—	—
Goldman Sachs & Co.	263,709	(228,418)	(35,291)	—	—
HSBC Bank USA	19,425	(19,425)	—	—	—
JP Morgan Chase & Co.	401,278	(77,075)	—	(120,000)	204,203
Merrill Lynch International	34,790	(34,790)	—	—	—
Morgan Stanley	363,333	(212,214)	—	(151,119)	—
National Australia Bank Limited	16,998	—	—	—	16,998
RBC Dominion Securities, Inc.	6,468	(6,468)	—	—	—
Standard Chartered Bank	5,006	(5,006)	—	—	—
State Street Global Markets LLC	11,768	(497)	—	—	11,271
UBS AG	40,354	(40,354)	—	—	—

Total	$1,918,851	$(1,098,607)	$(35,291)	$(479,072)	$305,881

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(593,796)	$150,739	$443,057	$—	$—
Barclays	(84,350)	84,350	—	—	—
BNP Paribas Securities Services	(15,704)	5,404	—	—	(10,300)
Citibank NA	(18,745)	12,937	—	—	(5,808)
Credit Suisse International	(142,507)	142,507	—	—	—
Deutsche Bank Securities, Inc.	(239,948)	78,423	161,525	—	—
Goldman Sachs & Co.	(228,418)	228,418	—	—	—
HSBC Bank USA	(19,570)	19,425	—	—	(145)
JP Morgan Chase & Co.	(77,075)	77,075	—	—	—
Merrill Lynch International	(83,899)	34,790	—	—	(49,109)
Morgan Stanley	(212,214)	212,214	—	—	—
RBC Dominion Securities, Inc.	(19,878)	6,468	—	—	(13,410)
Standard Chartered Bank	(8,004)	5,006	—	—	(2,998)
State Street Global Markets LLC	(497)	497	—	—	—
UBS AG	(48,601)	40,354	—	—	(8,247)
Westpac International	(15,987)	—	—	—	(15,987)

Total	$(1,809,193)	$1,098,607	$604,582	$—	$(106,004)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

World Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$17,870,320	$(6,457,456)
Futures contracts	3,367,580	(3,345,418)
Purchased options	2,515,572	—
Swap contracts	9,177,554	(9,235,653)
Written options	—	(563,635)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	32,931,026	(19,602,162)

Derivatives not subject to a MNA	(3,367,580)	6,565,449

Total gross amount of assets and liabilities subject to MNA or similar agreements	$29,563,446	$(13,036,713)

311

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Notes to Financial Statements – (continued)

October 31, 2015

World Bond Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$1,038,930	$(1,038,930)	$—	$—	$—
Bank of Montreal	269,180	(269,180)	—	—	—
Barclays	1,300,550	(397,969)	—	(810,000)	92,581
BNP Paribas Securities Services	1,612,707	(666,207)	—	(615,000)	331,500
Citibank NA	962,660	(962,660)	—	—	—
Credit Suisse International	175,523	(175,523)	—	—	—
Deutsche Bank Securities, Inc.	431,167	(431,167)	—	—	—
Goldman Sachs & Co.	5,780,276	(1,831,106)	(1,400,546)	—	2,548,624
HSBC Bank USA	3,670,545	(18,490)	—	—	3,652,055
JP Morgan Chase & Co.	4,792,582	(1,338,973)	—	(2,920,000)	533,609
Morgan Stanley	650,059	(606,803)	—	—	43,256
National Australia Bank Limited	479,906	—	—	—	479,906
RBC Dominion Securities, Inc.	1,123,864	—	—	—	1,123,864
Standard Chartered Bank	545,780	(45,342)	—	—	500,438
State Street Global Markets LLC	5,061,858	(790,533)	—	—	4,271,325
Toronto-Dominion Bank	16,421	—	—	—	16,421
Westpac International	1,651,438	—	—	—	1,651,438

Total	$29,563,446	$(8,572,883)	$(1,400,546)	$(4,345,000)	$15,245,017

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(1,139,355)	$1,038,930	$—	$100,425	$—
Bank of Montreal	(1,776,757)	269,180	—	—	(1,507,577)
Barclays	(397,969)	397,969	—	—	—
BNP Paribas Securities Services	(666,207)	666,207	—	—	—
Citibank NA	(2,451,590)	962,660	—	269,000	(1,219,930)
Credit Suisse First Boston Corp.	(370,514)	—	—	—	(370,514)
Credit Suisse International	(273,238)	175,523	—	97,715	—
Deutsche Bank Securities, Inc.	(742,792)	431,167	—	311,625	—
Goldman Sachs & Co.	(1,831,106)	1,831,106	—	—	—
HSBC Bank USA	(18,490)	18,490	—	—	—
JP Morgan Chase & Co.	(1,338,973)	1,338,973	—	—	—
Morgan Stanley	(606,803)	606,803	—	—	—
Standard Chartered Bank	(45,342)	45,342	—	—	—
State Street Global Markets LLC	(790,533)	790,533	—	—	—
UBS AG	(587,044)	—	—	—	(587,044)

Total	$(13,036,713)	$8,572,883	$—	$778,765	$(3,685,065)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Certain Funds are exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets those Funds allocate to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN

312

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October 31, 2015

invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2015. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

313

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Notes to Financial Statements – (continued)

October 31, 2015

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2015 and October 31, 2014 are as follows:

	For the Year Ended October 31, 2015				For the Year Ended October 31, 2014
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax return of capital	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax return of capital
Duration-Hedged Strategic Income Fund	$—	$647,684	$—	$—	$—	$299,034	$—	$—
Emerging Markets Local Debt Fund	—	—	—	14,832,158	—	1,392,618	162,064	12,542,479
Floating Rate Fund	—	198,061,840	—	21,709,481	—	255,305,057	—	—
Floating Rate High Income Fund	—	23,497,814	3,133,226	4,211,886	—	22,169,499	328,632	—
High Yield Fund	—	17,589,631	—	89,258	—	22,188,186	—	—
Inflation Plus Fund	—	487,150	—		—	6,586,732	49,264,538	—
Municipal Income Fund	75,458	180	—	—	—	—	—	—
Municipal Opportunities Fund	11,534,074	218,269	—	—	9,362,323	72,719	—	—
Municipal Real Return Fund	4,871,021	6,204	—	—	5,041,336	2,592	—	—
Municipal Short Duration Fund	31,362	128	—	—	—	—	—	—
Quality Bond Fund	—	520,579	75,092	—	—	191,093	—	—
Short Duration Fund	—	12,891,498	1,331,299	—	—	10,685,735	2,643,200	—
Strategic Income Fund	—	19,882,297	5,081,698	—	—	19,322,292	—	—
Total Return Bond Fund	—	64,332,894	17,437,160	—	—	38,834,479	—	—
Unconstrained Bond Fund	—	3,017,996	—	55,488	—	3,028,985	—	498,937
World Bond Fund	—	86,731,896	33,840,537	—	—	31,703,925	5,557,399	—

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(c).

As of October 31, 2015, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments	Other Temporary Differences	Total Accumulated Earnings (Deficit)
Duration-Hedged Strategic Income Fund	$—	$5,738	$—	$(502,557)	$(1,012,053)	$—	$(1,508,872)
Emerging Markets Local Debt Fund	—	—	—	(24,634,171)	(22,683,037)	—	(47,317,208)
Floating Rate Fund	—	—	—	(445,155,319)	(323,723,370)	—	(768,878,689)
Floating Rate High Income Fund	—	—	—	(12,039,023)	(33,287,191)	—	(45,326,214)
High Yield Fund	—	—	—	(28,927,306)	(14,528,808)	—	(43,456,114)
Inflation Plus Fund	—	—	—	(52,948,793)	(18,435,709)	—	(71,384,502)
Municipal Income Fund	7,482	—	—	(65,892)	160,395	—	101,985
Municipal Opportunities Fund	343,109	—	—	(27,924,766)	16,439,359	—	(11,142,298)
Municipal Real Return Fund	76,366	—	—	(46,623,439)	(3,441,308)	—	(46,988,381)
Municipal Short Duration Fund	6,321	—	—	(21,682)	87,021	—	71,660
Quality Bond Fund	—	384,703	77,250	—	31,123	—	493,076
Short Duration Fund	—	213,638	—	(1,846,578)	(3,787,112)	—	(5,420,052)
Strategic Income Fund	—	491,585	—	(6,798,701)	(16,867,774)	(249,779)	(23,424,669)
Total Return Bond Fund	—	—	3,274,787	—	(18,109,884)	(416,412)	(15,251,509)
Unconstrained Bond Fund	—	—	—	(18,756,613)	(2,701,200)	(10,181)	(21,467,994)
World Bond Fund	—	—	91,906,891	—	(136,625,717)	(1,419,599)	(46,138,425)

(1)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to RICs, certain derivatives and partnerships.

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net

314

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2015, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Duration-Hedged Strategic Income Fund	$—	$135,741	$(135,741)
Emerging Markets Local Debt Fund	(39,473,627)	211,651	39,261,976
Floating Rate Fund	(21,709,481)	(5,900,012)	27,609,493
Floating Rate High Income Fund	(4,211,885)	(951,989)	5,163,874
High Yield Fund	(89,258)	(486,849)	576,107
Inflation Plus Fund	(3,533,849)	5,280,504	(1,746,655)
Municipal Income Fund	(7,482)	7,482	—
Municipal Short Duration Fund	(7,569)	7,569	—
Quality Bond Fund	—	22,559	(22,559)
Short Duration Fund	—	819,298	(819,298)
Strategic Income Fund	—	(954,351)	954,351
Total Return Bond Fund	—	458,341	(458,341)
Unconstrained Bond Fund	(55,488)	(509,498)	564,986
World Bond Fund	(10,513,186)	14,449,249	(3,936,063)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2015 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration
Fund	2016	2017	2018	2019	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Duration-Hedged Strategic Income Fund	$—	$—	$—	$—	$220,069	$282,488
Emerging Markets Local Debt Fund	—	—	—	—	3,268,282	21,365,889
Floating Rate Fund	109,198,281	272,060,203	—	—	1,836,710	62,060,125
Floating Rate High Income Fund	—	—	—	—	5,176,046	6,862,977
High Yield Fund	734,446	18,103,626	—	—	6,227,925	3,861,309
Inflation Plus Fund	—	—	—	—	11,039,578	41,895,944
Municipal Income Fund	—	—	—	—	19,069	46,823
Municipal Opportunities Fund	—	11,258,037	6,120,720	10,546,009	—	—
Municipal Real Return Fund	18,856,445	16,621,393	6,087,643	1,653,837	109,767	294,354
Municipal Short Duration Fund	—	—	—	—	6,745	14,937
Short Duration Fund	—	—	—	—	333,044	1,513,534
Strategic Income Fund	—	—	—	—	4,964,480	1,834,221
Unconstrained Bond Fund	—	12,172,503	—	—	3,745,950	2,838,160

315

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Under the current tax law, net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. At October 31, 2015, the following Funds elected to defer Late-Year Ordinary Losses:

Fund	Amount
Inflation Plus Fund	$13,271

The Quality Bond Fund, Total Return Bond Fund, and World Bond Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2015.

During the year ended October 31, 2015, the Municipal Opportunities Fund, Municipal Real Return Fund, and World Bond Fund utilized prior year capital loss rollforwards of $1,007,466, $330,547 and $4,406,658, respectively.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2015, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of the relevant Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to each Fund in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2015; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Duration-Hedged Strategic Income Fund	0.1000% on first $500 million and;
0.0900% on next $500 million and;
0.0850% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0750% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0650% over $10 billion

Emerging Markets Local Debt Fund	1.0000% on first $250 million and;
0.9500% on next $250 million and;
0.9000% on next $4.5 billion and;
0.8975% on next $5 billion and;
0.8950% over $10 billion

Floating Rate Fund	0.6500% on first $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

316

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Fund	Management Fee Rates
Floating Rate High Income Fund	0.7000% on first $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

High Yield Fund	0.6500% on first $500 million and;
0.6000% on next $500 million and;
0.5950% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Inflation Plus Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Municipal Income Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Opportunities Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Real Return Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Short Duration Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Quality Bond Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Short Duration Fund	0.4500% on first $500 million and;
0.4000% on next $500 million and;
0.3950% on next $1.5 billion and;
0.3900% on next $2.5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

317

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Fund	Management Fee Rates
Strategic Income Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

Total Return Bond Fund	0.4300% on first $500 million and;
0.3800% on next $500 million and;
0.3700% on next $4 billion and;
0.3600% on next $5 billion and;
0.3500% over $10 billion

Unconstrained Bond Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

World Bond Fund	0.7000% on first $250 million and;
0.6500% on next $250 million and;
0.6000% on next $4.5 billion and;
0.5750% on next $5 billion and;
0.5725% on over $10 billion

Prior to November 7, 2014 the Total Return Bond Fund paid the following rates to HFMC for investment management services rendered:

Management Fee Rates
0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

Prior to June 1, 2015, the Municipal Opportunities Fund and the Municipal Real Return Fund paid the following rates to HFMC for investment management services rendered:

Management Fee Rates
Municipal Opportunities Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

Management Fee Rates
Municipal Real Return Fund	0.5500% on first $500 million and;
0.4500% on next $500 million and;
0.4400% on next $1.5 billion and;
0.4300% on next $2.5 billion and;
0.4200% on next $5 billion and;
0.4100% over $10 billion

318

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

From October 1, 2014 through November 7, 2014, HFMC contractually agreed to waive investment management fees in Total Return Bond Fund of 0.12% of average daily net assets. These amounts are deducted from expenses and are reported as expense waivers on the accompanying Statements of Operations, as applicable.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Duration-Hedged Strategic Income Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Emerging Markets Local Debt Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Floating Rate Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Floating Rate High Income Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

High Yield Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $5 billion

Inflation Plus Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Municipal Income Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Municipal Opportunities Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Municipal Real Return Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Municipal Short Duration Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Quality Bond Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Short Duration Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

319

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Fund	Accounting Services Fee Rates
Strategic Income Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Total Return Bond Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Unconstrained Bond Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

World Bond Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of October 31, 2015, HFMC contractually limited the total operating expenses of each Fund through February 29, 2016, with the exception of the Municipal Income Fund and Municipal Short Duration Fund which HFMC contractually limited the total operating expenses through February 28, 2017, as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Duration-Hedged Strategic Income Fund(1)	1.15%	NA	1.90%	0.90%	1.45%	1.15%	0.85%	NA	0.75%
Emerging Markets Local Debt Fund(2)	1.35%	NA	2.10%	1.10%	1.65%	1.35%	1.05%	NA	1.00%
Floating Rate Fund(2)	1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.70%	NA	0.70%
Floating Rate High Income Fund(2)	1.05%	NA	1.80%	0.80%	1.35%	1.05%	0.75%	NA	0.75%
High Yield Fund(2)	1.05%	1.80%	1.80%	0.80%	1.35%	1.05%	0.75%	NA	0.70%
Inflation Plus Fund(2)	0.85%	1.60%	1.60%	0.60%	1.20%	0.90%	0.60%	NA	0.55%
Municipal Income Fund(2)	0.69%	NA	1.44%	0.44%	NA	NA	NA	NA	NA
Municipal Opportunities Fund(2)	0.69%	1.44%	1.44%	0.44%	NA	NA	NA	NA	NA
Municipal Real Return Fund(2)	0.69%	1.44%	1.44%	0.44%	NA	NA	NA	NA	0.44%
Municipal Short Duration Fund(2)	0.69%	NA	1.44%	0.44%	NA	NA	NA	NA	NA
Quality Bond Fund(2)	0.95%	NA	1.70%	0.70%	1.25%	0.95%	0.65%	NA	0.60%
Short Duration Fund(2)	0.85%	1.60%*	1.60%	0.60%	1.15%	0.85%	0.55%	NA	0.55%
Strategic Income Fund(2)	0.95%	1.70%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.60%
Total Return Bond Fund(2)	0.87%	1.62%	1.62%	0.62%	1.17%	0.87%	0.57%	0.52%	0.52%
Unconstrained Bond Fund(2)	0.99%	1.74%	1.74%	0.74%	1.29%	0.99%	0.69%	NA	0.69%
World Bond Fund(2)	1.05%	NA	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%	0.70%

(1)	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.
(2)	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

320

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Prior to March 1, 2015, HFMC contractually limited the total operating expenses of the Emerging Markets Local Debt Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Local Debt Fund	1.25%	NA	2.00%	1.00%	1.55%	1.25%	0.95%	NA	0.90%

From November 1, 2014 through February 28, 2015, the investment manager contractually limited the total operating expenses of the following funds, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class Y
Municipal Opportunities Fund	0.90%	1.65%	1.65%	0.65%	N/A
Municipal Real Return Fund	0.85%	1.60%	1.60%	0.60%	0.60%

*	The reduction in amounts charged in connection with the Short Duration Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect July 1, 2011, in order to comply with applicable FINRA rules, caused the effective limit on net operating expenses attributable to the Short Duration Fund’s Class B shares to be 0.85%.

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2015, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Duration-Hedged Strategic Income Fund	0.49%	—	1.25%	0.18%	0.86%	0.56%	0.26%	—	0.16%
Emerging Markets Local Debt Fund	1.25%	—	2.00%	0.97%	1.55%	1.25%	0.95%	—	0.90%
Floating Rate Fund	0.98%	1.75%	1.73%	0.71%	1.25%	1.00%	0.70%	—	0.65%
Floating Rate High Income Fund	1.05%	—	1.80%	0.80%	1.35%	1.05%	0.75%	—	0.75%
High Yield Fund	1.05%	1.80%	1.80%	0.80%	1.35%	1.05%	0.75%	—	0.70%
Inflation Plus Fund	0.85%	1.60%	1.60%	0.60%	1.20%	0.90%	0.60%	—	0.54%
Municipal Income Fund	0.69%	—	1.44%	0.44%	—	—	—	—	—
Municipal Opportunities Fund	0.75%	1.51%	1.51%	0.50%	—	—	—	—	—
Municipal Real Return Fund	0.74%	1.50%	1.49%	0.50%	—	—	—	—	0.49%
Municipal Short Duration Fund	0.69%	—	1.44%	0.44%	—	—	—	—	—
Quality Bond Fund	0.90%	—	1.64%	0.61%	1.25%	0.95%	0.65%	—	0.60%
Short Duration Fund	0.85%	0.85%	1.60%	0.54%	1.15%	0.85%	0.55%	—	0.51%
Strategic Income Fund	0.95%	1.70%	1.70%	0.70%	1.25%	0.95%	0.65%	0.59%	0.60%
Total Return Bond Fund	0.87%	1.62%	1.59%	0.56%	1.16%	0.84%	0.55%	0.50%	0.44%
Unconstrained Bond Fund	0.99%	1.74%	1.74%	0.74%	1.29%	0.99%	0.69%	—	0.69%
World Bond Fund	1.05%	—	1.77%	0.77%	1.35%	1.05%	0.75%	0.70%	0.67%

321

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2015, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Duration-Hedged Strategic Income Fund	$3,921	$—	*
Emerging Markets Local Debt Fund	9,868	—	*
Floating Rate Fund	616,358	196,141
Floating Rate High Income Fund	197,875	149,187
High Yield Fund	614,491	13,440
Inflation Plus Fund	146,931	17,663
Municipal Income Fund	11,556	—	*
Municipal Opportunities Fund	581,162	28,101
Municipal Real Return Fund	183,320	5,499
Municipal Short Duration Fund	7,575	—	*
Quality Bond Fund	29,363	—	*
Short Duration Fund	721,653	226,476
Strategic income Fund	341,517	11,295
Total Return Bond Fund	3,180,511	12,513
Unconstrained Bond Fund	32,782	1,262
World Bond Fund	1,173,038	72,489

*	Total CDSC includes underwriter adjustment credits which may cause negative dollar amounts.

The Board of Directors of the Company has approved the adoption of a separate distribution plan pursuant to Rule 12b-1 under the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Effective June 30, 2012, there was a reduction in the amount charged in connection with the Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with applicable FINRA rules, although it is possible that such fees may be charged in the future. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine.

f)	Other Related Party transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the Year ended October 31, 2015, a portion of each Company’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

322

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Administrative services fees are paid for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

Fund	CCO Compensation Paid by Fund
Duration-Hedged Strategic Income Fund	$30
Emerging Markets Local Debt Fund	604
Floating Rate Fund	11,364
Floating Rate High Income Fund	1,011
High Yield Fund	822
Inflation Plus Fund	1,919
Municipal Income Fund	22
Municipal Opportunities Fund	924
Municipal Real Return Fund	374
Municipal Short Duration Fund	23
Quality Bond Fund	64
Short Duration Fund	1,624
Strategic Income Fund	834
Total Return Bond Fund	3,948
Unconstrained Bond Fund	227
World Bond Fund	7,297

8.	Affiliate Holdings:

As of October 31, 2015, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of Class:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Duration-Hedged Strategic Income Fund	14%	—	19%	88%	100%	100%	100%	—	100%
Emerging Markets Local Debt Fund	—	—	—	—	100%	98%	100%	—	—
Floating Rate Fund	—	—	—	—	—	—	—	—	—
Floating Rate High Income Fund	—	—	—	—	48%	84%	87%	—	21%
High Yield Fund	—	—	—	—	—	—	—	—	—
Inflation Plus Fund	—	—	—	—	—	—	—	—	—
Municipal Income Fund	83%	—	100%	—	—	—	—	—	—
Municipal Opportunities Fund	—	—	—	—	—	—	—	—	—
Municipal Real Return Fund	—	—	—	—	—	—	—	—	—
Municipal Short Duration Fund	63%	—	80%	—	—	—	—	—	—
Quality Bond Fund	41%	—	63%	93%	100%	100%	100%	—	100%
Short Duration Fund	—	—	—	—	—	—	99%	—	—
Strategic Income Fund	—	—	—	—	—	49%	38%	100%	— %*
Total Return Bond Fund	—	—	—	—	—	—	—	100%	—
Unconstrained Bond Fund	—	—	—	—	76%	24%	100%	—	—
World Bond Fund	—	—	—	—	—	—	20%	5%	—

323

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Percentage of Fund:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4		Class R5		Class R6		Class Y
Duration-Hedged Strategic Income Fund	9%	—	3%	3%	3%	3%		3%		—		13%
Emerging Markets Local Debt Fund	—	—	—	—	1%	1%		1%		—		—
Floating Rate Fund	—	—	—	—	—	—		—		—		—
Floating Rate High Income Fund	—	—	—	—	— %*	—	%*	—	%*	—		—	%*
High Yield Fund	—	—	—	—	—	—		—		—		—
Inflation Plus Fund	—	—	—	—	—	—		—		—		—
Municipal Income Fund	24%	—	24%	—	—	—		—		—		—
Municipal Opportunities Fund	—	—	—	—	—	—		—		—		—
Municipal Real Return Fund	—	—	—	—	—	—		—		—		—
Municipal Short Duration Fund	21%	—	21%	—	—	—		—		—		—
Quality Bond Fund	15%	—	5%	7%	7%	7%		7%		—		30%
Short Duration Fund	—	—	—	—	—	—		—	%*	—		—
Strategic Income Fund	—	—	—	—	—	—	%*	—	%*	—	%*	—	%*
Total Return Bond Fund	—	—	—	—	—	—		—		—	%*	—
Unconstrained Bond Fund	—	—	—	—	— %*	—	%*	—	%*	—		—
World Bond Fund	—	—	—	—	—	—		—	%*	—	%*	—

*	Percentage rounds to zero.

As of October 31, 2015, the Funds shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Fund	Class Y
Inflation Plus Fund	15%
Strategic Income Fund	12%
Total Return Bond Fund	38%
World Bond Fund	5%

9.	Affiliate Fund Transactions:

A summary of affiliate fund transactions for the Duration-Hedged Strategic Income Fund for the year ended October 31, 2015 follows:

Duration-Hedged Strategic Income Fund

Affiliated Investment Companies	Number of shares held at October 31, 2014	Shares purchased	Shares sold	Number of shares held at October 31, 2015
The Hartford Strategic Income Fund	1,292,914	1,012,819	750,101	1,555,632

Affiliated Investment Companies	Net Realized Gain/(Loss) on sales of Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies	Dividend Income from Affiliated Investment Companies	Ending Value as of October 31, 2015
The Hartford Strategic Income Fund	$(286,145)	$305,165	$590,868	$13,253,984

324

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

10.	Investment Transactions:

For the year ended October 31, 2015, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Duration-Hedged Strategic Income Fund	$9,030,882	$6,595,589
Emerging Markets Local Debt Fund	$308,413,774	$359,454,756
Floating Rate Fund	$1,556,929,560	$3,100,572,745
Floating Rate High Income Fund	$249,655,432	$381,692,146
High Yield Fund	$141,613,675	$183,625,399
Inflation Plus Fund	$88,565,354	$60,940,352
Municipal Income Fund	$11,676,900	$1,964,752
Municipal Opportunities Fund	$160,834,831	$84,665,830
Municipal Real Return Fund	$44,044,880	$58,108,214
Municipal Short Duration Fund	$11,457,510	$576,447
Quality Bond Fund	$3,393,590	$3,215,765
Short Duration Fund	$191,489,538	$303,813,349
Strategic Income Fund	$280,229,832	$308,028,861
Total Return Bond Fund	$1,233,530,305	$692,686,400
Unconstrained Bond Fund	$66,654,895	$63,535,904
World Bond Fund	$3,494,868,505	$2,890,704,405

Fund	Cost of Purchases U.S. Government Obligations	Sales Proceeds U.S. Government Obligations
Duration-Hedged Strategic Income Fund	$—	$—
Emerging Markets Local Debt Fund	$—	$—
Floating Rate Fund	$—	$—
Floating Rate High Income Fund	$—	$—
High Yield Fund	$—	$—
Inflation Plus Fund	$1,271,652,797	$1,477,802,785
Municipal Income Fund	$—	$—
Municipal Opportunities Fund	$—	$—
Municipal Real Return Fund	$—	$—
Municipal Short Duration Fund	$—	$—
Quality Bond Fund	$7,897,456	$2,874,429
Short Duration Fund	$45,408,438	$14,336,305
Strategic Income Fund	$7,560,430	$7,027,478
Total Return Bond Fund	$605,820,926	$558,462,489
Unconstrained Bond Fund	$25,203,657	$32,204,454
World Bond Fund	$392,090,950	$175,127,715

325

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Fund	Total Cost of Purchases	Total Sales Proceeds
Duration-Hedged Strategic Income Fund	$9,030,882	$6,595,589
Emerging Markets Local Debt Fund	$308,413,774	$359,454,756
Floating Rate Fund	$1,556,929,560	$3,100,572,745
Floating Rate High Income Fund	$249,655,432	$381,692,146
High Yield Fund	$141,613,675	$183,625,399
Inflation Plus Fund	$1,360,218,151	$1,538,743,137
Municipal Income Fund	$11,676,900	$1,964,752
Municipal Opportunities Fund	$160,834,831	$84,665,830
Municipal Real Return Fund	$44,044,880	$58,108,214
Municipal Short Duration Fund	$11,457,510	$576,447
Quality Bond Fund	$11,291,046	$6,090,194
Short Duration Fund	$236,897,976	$318,149,654
Strategic Income Fund	$287,790,262	$315,056,339
Total Return Bond Fund	$1,839,351,231	$1,251,148,889
Unconstrained Bond Fund	$91,858,552	$95,740,358
World Bond Fund	$3,886,959,455	$3,065,832,120

11.	Capital Share Transactions:

The following information is for the year ended October 31, 2015, and the year ended October 31, 2014:

Duration-Hedged Strategic Income Fund

	For the Year Ended October 31, 2015		For the Period Ended October 31, 2014(1)
	Shares	Amount	Shares	Amount
Class A
Shares Sold	797,786	$7,554,451	930,063	$9,367,238
Shares Issued for Reinvested Dividends	40,971	381,355	15,629	157,418
Shares Redeemed	(644,735)	(6,078,184)	(211,706)	(2,103,695)

Net Increase (Decrease)	194,022	1,857,622	733,986	7,420,961

Class C
Shares Sold	95,916	$909,347	184,040	$1,856,380
Shares Issued for Reinvested Dividends	8,876	82,697	2,452	24,673
Shares Redeemed	(62,993)	(593,959)	(2,277)	(22,569)

Net Increase (Decrease)	41,799	398,085	184,215	1,858,484

Class I
Shares Sold	3,335	$30,802	47,880	$480,545
Shares Issued for Reinvested Dividends	2,536	23,630	1,457	14,703
Shares Redeemed	(2,715)	(25,393)	(3,060)	(31,023)

Net Increase (Decrease)	3,156	29,039	46,277	464,225

Class R3
Shares Sold	—	$—	40,001	$400,195
Shares Issued for Reinvested Dividends	1,968	18,341	1,143	11,539

Net Increase (Decrease)	1,968	18,341	41,144	411,734

326

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Period Ended October 31, 2014(1)
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	—	$—	40,001	$400,175
Shares Issued for Reinvested Dividends	2,104	19,599	1,254	12,657

Net Increase (Decrease)	2,104	19,599	41,255	412,832

Class R5
Shares Sold	—	$—	40,001	$400,159
Shares Issued for Reinvested Dividends	2,241	20,866	1,365	13,779

Net Increase (Decrease)	2,241	20,866	41,366	413,938

Class Y
Shares Sold	—	$—	180,001	$1,800,662
Shares Issued for Reinvested Dividends	10,288	95,809	6,311	63,691

Net Increase (Decrease)	10,288	95,809	186,312	1,864,353

Total Net Increase (Decrease)	255,578	$2,439,361	1,274,555	$12,846,527

(1)	Commenced operations on November 29, 2013.

Emerging Markets Local Debt Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	143,198	$1,157,588	793,949	$7,406,944
Shares Issued for Reinvested Dividends	45,591	356,831	77,155	714,064
Shares Redeemed	(454,268)	(3,658,896)	(2,387,126)	(22,199,325)

Net Increase (Decrease)	(265,479)	(2,144,477)	(1,516,022)	(14,078,317)

Class C
Shares Sold	24,619	$198,477	132,750	$1,231,554
Shares Issued for Reinvested Dividends	7,605	59,735	11,428	105,293
Shares Redeemed	(207,059)	(1,688,561)	(448,200)	(4,045,539)

Net Increase (Decrease)	(174,835)	(1,430,349)	(304,022)	(2,708,692)

Class I
Shares Sold	417,466	$3,526,657	5,522,662	$51,532,887
Shares Issued for Reinvested Dividends	46,339	367,629	64,990	599,635
Shares Redeemed	(4,800,399)	(39,520,566)	(4,226,412)	(38,851,759)

Net Increase (Decrease)	(4,336,594)	(35,626,280)	1,361,240	13,280,763

Class R3
Shares Sold	376	$2,889	441	$4,224
Shares Issued for Reinvested Dividends	11,095	86,120	9,203	85,036
Shares Redeemed	(2)	(13)	(3,304)	(30,573)

Net Increase (Decrease)	11,469	88,996	6,340	58,687

Class R4
Shares Sold	308	$2,382	315	$3,239
Shares Issued for Reinvested Dividends	12,017	93,318	10,052	92,880
Shares Redeemed	—	—	(4,552)	(40,354)

Net Increase (Decrease)	12,325	95,700	5,815	55,765

327

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	—	$—	5	$50
Shares Issued for Reinvested Dividends	12,773	99,231	10,664	98,539
Shares Redeemed	—	—	(8)	(77)

Net Increase (Decrease)	12,773	99,231	10,661	98,512

Class Y
Shares Sold	25,352,557	$204,857,829	24,025,363	$221,416,456
Shares Issued for Reinvested Dividends	1,743,319	13,559,430	1,172,165	10,795,251
Shares Redeemed	(30,584,485)	(235,152,152)	(15,372,218)	(140,539,057)

Net Increase (Decrease)	(3,488,609)	(16,734,893)	9,825,310	91,672,650

Total Net Increase (Decrease)	(8,228,950)	$(55,652,072)	9,389,322	$88,379,368

Floating Rate Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	24,521,260	$212,940,115	39,175,199	$353,157,313
Shares Issued for Reinvested Dividends	5,677,145	49,210,187	7,257,081	65,343,126
Shares Redeemed	(62,722,259)	(544,171,583)	(111,190,391)	(1,000,972,732)
Shares converted (from) Class B into Class A	110,864	964,794	133,566	1,202,621

Net Increase (Decrease)	(32,412,990)	(281,056,487)	(64,624,545)	(581,269,672)

Class B
Shares Sold	33,810	$291,997	152,989	$1,377,961
Shares Issued for Reinvested Dividends	44,374	384,692	70,412	632,821
Shares Redeemed	(1,129,048)	(9,800,998)	(1,449,912)	(11,834,637)
Shares converted (from) Class B into Class A	(111,034)	(964,794)	— (1)	(1,202,621)

Net Increase (Decrease)	(1,161,898)	(10,089,103)	(1,226,511)	(11,026,476)

Class C
Shares Sold	10,173,038	$88,299,036	24,369,963	$219,463,259
Shares Issued for Reinvested Dividends	5,688,167	49,243,475	5,982,278	53,765,947
Shares Redeemed	(55,925,951)	(484,762,751)	(59,895,466)	(538,349,512)

Net Increase (Decrease)	(40,064,746)	(347,220,240)	(29,543,225)	(265,120,306)

Class I
Shares Sold	61,465,508	$535,353,344	111,759,173	$1,008,016,259
Shares Issued for Reinvested Dividends	8,181,766	70,989,536	8,350,301	75,228,967
Shares Redeemed	(129,552,816)	(1,126,122,563)	(165,671,212)	(1,493,300,270)

Net Increase (Decrease)	(59,905,542)	(519,779,683)	(45,561,738)	(410,055,044)

Class R3
Shares Sold	927,502	$8,103,048	701,185	$6,318,463
Shares Issued for Reinvested Dividends	64,904	563,970	64,365	580,351
Shares Redeemed	(1,386,409)	(12,124,357)	(775,086)	(6,986,861)

Net Increase (Decrease)	(394,003)	(3,457,339)	(9,536)	(88,047)

328

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	203,055	$1,765,555	348,225	$3,136,991
Shares Issued for Reinvested Dividends	28,749	248,822	30,219	271,729
Shares Redeemed	(444,166)	(3,849,245)	(534,982)	(4,814,452)

Net Increase (Decrease)	(212,362)	(1,834,868)	(156,538)	(1,405,732)

Class R5
Shares Sold	84,013	$732,228	135,154	$1,219,568
Shares Issued for Reinvested Dividends	14,136	122,449	13,743	123,594
Shares Redeemed	(185,796)	(1,616,417)	(163,393)	(1,473,168)

Net Increase (Decrease)	(87,647)	(761,740)	(14,496)	(130,006)

Class Y
Shares Sold	27,366,958	$237,149,585	52,928,428	$477,781,460
Shares Issued for Reinvested Dividends	1,617,420	13,994,457	1,029,006	9,229,509
Shares Redeemed	(28,148,422)	(243,267,304)	(16,098,789)	(143,866,873)

Net Increase (Decrease)	835,956	7,876,738	37,858,645	343,144,096

Total Net Increase (Decrease)	(133,403,232)	$(1,156,322,722)	(103,277,944)	$(925,951,187)

(1)	The shares converted from Class B to Class A are included in share redemption activity.

Floating Rate High Income Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	6,418,254	$64,703,495	15,342,091	$164,415,228
Shares Issued for Reinvested Dividends	1,064,334	10,654,628	835,059	8,949,757
Shares Redeemed	(11,544,097)	(115,478,650)	(13,334,293)	(142,946,336)

Net Increase (Decrease)	(4,061,509)	(40,120,527)	2,842,857	30,418,649

Class C
Shares Sold	2,444,760	$24,666,587	6,367,547	$68,330,341
Shares Issued for Reinvested Dividends	613,802	6,143,653	380,825	4,079,797
Shares Redeemed	(3,900,528)	(39,095,916)	(3,854,535)	(41,360,181)

Net Increase (Decrease)	(841,966)	(8,285,676)	2,893,837	31,049,957

Class I
Shares Sold	11,957,426	$121,072,578	24,434,947	$262,320,746
Shares Issued for Reinvested Dividends	1,230,329	12,331,294	733,766	7,865,405
Shares Redeemed	(17,405,605)	(174,295,762)	(16,671,740)	(178,598,340)

Net Increase (Decrease)	(4,217,850)	(40,891,890)	8,496,973	91,587,811

Class R3
Shares Sold	16,479	$164,418	26,279	$279,943
Shares Issued for Reinvested Dividends	15,111	151,211	10,180	108,847
Shares Redeemed	(221,642)	(2,136,115)	(1,832)	(19,722)

Net Increase (Decrease)	(190,052)	(1,820,486)	34,627	369,068

329

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	2,972	$29,814	125,435	$1,338,720
Shares Issued for Reinvested Dividends	17,761	177,349	13,238	141,615
Shares Redeemed	(5,558)	(54,404)	(99,454)	(1,068,376)

Net Increase (Decrease)	15,175	152,759	39,219	411,959

Class R5
Shares Sold	37,737	$376,537	71,347	$763,175
Shares Issued for Reinvested Dividends	18,148	181,029	11,478	122,724
Shares Redeemed	(2)	(20)	(71,052)	(762,389)

Net Increase (Decrease)	55,883	557,546	11,773	123,510

Class Y
Shares Sold	227,997	$2,221,146	371,683	$4,000,192
Shares Issued for Reinvested Dividends	66,263	665,189	56,268	601,680
Shares Redeemed	(1,034,144)	(10,510,147)	(187,892)	(2,025,120)

Net Increase (Decrease)	(739,884)	(7,623,812)	240,059	2,576,752

Total Net Increase (Decrease)	(9,980,203)	$(98,032,086)	14,559,345	$156,537,706

High Yield Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	11,756,228	$86,660,217	8,654,465	$66,988,240
Shares Issued for Reinvested Dividends	1,545,148	11,457,361	1,807,667	13,984,896
Shares Redeemed	(13,173,616)	(98,187,449)	(14,956,648)	(115,453,402)
Shares converted (from) Class B into Class A	62,806	467,338	82,540	636,150

Net Increase (Decrease)	190,566	397,467	(4,411,976)	(33,844,116)

Class B
Shares Sold	9,692	$71,339	62,608	$479,944
Shares Issued for Reinvested Dividends	22,248	164,193	36,332	279,396
Shares Redeemed	(252,063)	(1,860,547)	(436,956)	(2,724,759)
Shares converted (from) Class B into Class A	(63,147)	(467,338)	— (1)	(636,150)

Net Increase (Decrease)	(283,270)	(2,092,353)	(338,016)	(2,601,569)

Class C
Shares Sold	2,580,674	$19,200,594	4,681,485	$36,062,334
Shares Issued for Reinvested Dividends	387,356	2,863,332	487,305	3,755,246
Shares Redeemed	(5,906,989)	(43,790,819)	(6,482,336)	(49,757,581)

Net Increase (Decrease)	(2,938,959)	(21,726,893)	(1,313,546)	(9,940,001)

Class I
Shares Sold	3,833,501	$28,593,094	9,789,762	$75,850,299
Shares Issued for Reinvested Dividends	221,668	1,656,568	311,558	2,417,468
Shares Redeemed	(5,857,575)	(43,863,192)	(12,501,167)	(96,623,049)

Net Increase (Decrease)	(1,802,406)	(13,613,530)	(2,399,847)	(18,355,282)

330

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	61,802	$459,488	125,055	$967,100
Shares Issued for Reinvested Dividends	13,339	98,775	15,944	123,292
Shares Redeemed	(94,102)	(706,559)	(192,284)	(1,493,478)

Net Increase (Decrease)	(18,961)	(148,296)	(51,285)	(403,086)

Class R4
Shares Sold	61,371	$455,620	94,463	$735,295
Shares Issued for Reinvested Dividends	8,268	61,188	6,802	52,567
Shares Redeemed	(54,874)	(403,804)	(96,092)	(744,908)

Net Increase (Decrease)	14,765	113,004	5,173	42,954

Class R5
Shares Sold	16,621	$123,496	18,888	$146,800
Shares Issued for Reinvested Dividends	3,405	25,173	3,550	27,421
Shares Redeemed	(19,602)	(143,676)	(34,028)	(261,835)

Net Increase (Decrease)	424	4,993	(11,590)	(87,614)

Class Y
Shares Sold	1,260,144	$9,375,101	79,052	$610,527
Shares Issued for Reinvested Dividends	55,364	410,394	59,376	458,583
Shares Redeemed	(1,328,755)	(9,855,457)	(165,809)	(1,278,075)

Net Increase (Decrease)	(13,247)	(69,962)	(27,381)	(208,965)

Total Net Increase (Decrease)	(4,851,088)	$(37,135,570)	(8,548,468)	$(65,397,679)

(1)	The shares converted from Class B to Class A are included in share redemption activity.

Inflation Plus Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,172,503	$23,229,608	3,477,158	$37,811,305
Shares Issued for Reinvested Dividends	15,924	169,456	1,773,328	19,023,214
Shares Redeemed	(9,417,336)	(100,608,799)	(18,673,421)	(203,249,630)
Shares converted (from) Class B into Class A	58,516	626,146	65,271	710,366

Net Increase (Decrease)	(7,170,393)	(76,583,589)	(13,357,664)	(145,704,745)

Class B
Shares Sold	5,999	$61,437	24,038	$253,012
Shares Issued for Reinvested Dividends	286	2,950	89,176	931,354
Shares Redeemed	(528,222)	(5,461,537)	(1,100,950)	(10,939,367)
Shares converted (from) Class B into Class A	(60,514)	(626,146)	— (1)	(710,366)

Net Increase (Decrease)	(582,451)	(6,023,296)	(987,736)	(10,465,367)

Class C
Shares Sold	523,858	$5,409,507	778,662	$8,220,967
Shares Issued for Reinvested Dividends	4,082	42,084	1,176,806	12,280,556
Shares Redeemed	(5,988,706)	(61,897,091)	(12,990,758)	(137,506,965)

Net Increase (Decrease)	(5,460,766)	(56,445,500)	(11,035,290)	(117,005,442)

331

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares Sold	1,939,151	$21,032,744	3,632,464	$40,082,079
Shares Issued for Reinvested Dividends	4,537	48,958	323,735	3,515,603
Shares Redeemed	(4,341,804)	(47,076,441)	(6,487,182)	(71,489,784)

Net Increase (Decrease)	(2,398,116)	(25,994,739)	(2,530,983)	(27,892,102)

Class R3
Shares Sold	760,259	$8,018,831	1,108,017	$11,857,427
Shares Issued for Reinvested Dividends	2,455	25,803	274,535	2,914,488
Shares Redeemed	(1,397,145)	(14,704,591)	(1,399,555)	(15,065,387)

Net Increase (Decrease)	(634,431)	(6,659,957)	(17,003)	(293,472)

Class R4
Shares Sold	494,580	$5,287,298	707,807	$7,684,860
Shares Issued for Reinvested Dividends	888	9,447	85,801	920,465
Shares Redeemed	(771,113)	(8,236,319)	(1,308,226)	(14,275,310)

Net Increase (Decrease)	(275,645)	(2,939,574)	(514,618)	(5,669,985)

Class R5
Shares Sold	185,914	$2,009,264	214,454	$2,364,994
Shares Issued for Reinvested Dividends	281	3,027	23,843	258,338
Shares Redeemed	(304,508)	(3,291,759)	(313,610)	(3,461,216)

Net Increase (Decrease)	(118,313)	(1,279,468)	(75,313)	(837,884)

Class Y
Shares Sold	1,865,717	$20,282,792	4,656,323	$51,325,873
Shares Issued for Reinvested Dividends	14,463	156,200	1,086,487	11,804,309
Shares Redeemed	(4,641,661)	(50,391,110)	(9,662,773)	(106,644,127)

Net Increase (Decrease)	(2,761,481)	(29,952,118)	(3,919,963)	(43,513,945)

Total Net Increase (Decrease)	(19,401,596)	$(205,878,241)	(32,438,570)	$(351,382,942)

(1)	The shares converted from Class B to Class A are included in share redemption activity.

Municipal Income Fund

	For the Period Ended October 31, 2015
	Shares	Amount
Class A(1)
Shares Sold	314,934	$3,148,910
Shares Issued for Reinvested Dividends	2,109	21,116
Shares Redeemed	(12,266)	(123,027)

Net Increase (Decrease)	304,777	3,046,999

Class C(1)
Shares Sold	250,001	$2,500,010
Shares Issued for Reinvested Dividends	1,115	11,155

Net Increase (Decrease)	251,116	2,511,165

332

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Period Ended October 31, 2015
	Shares	Amount
Class I(1)
Shares Sold	501,867	$5,018,760
Shares Issued for Reinvested Dividends	4,332	43,367

Net Increase (Decrease)	506,199	5,062,127

Total Net Increase (Decrease)	1,062,092	$10,620,291

(1)	Commenced operations on May 29, 2015.

Municipal Opportunities Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	7,214,484	$61,554,119	9,411,693	$79,052,562
Shares Issued for Reinvested Dividends	621,917	5,300,768	546,686	4,576,431
Shares Redeemed	(5,532,013)	(47,087,797)	(6,068,228)	(50,732,364)
Shares converted (from) Class B into Class A	1,232	10,413	816	6,782

Net Increase (Decrease)	2,305,620	19,777,503	3,890,967	32,903,411

Class B
Shares Sold	10,050	$86,461	6,605	$55,424
Shares Issued for Reinvested Dividends	5,433	46,276	7,655	63,892
Shares Redeemed	(107,070)	(911,664)	(142,594)	(1,179,527)
Shares converted (from) Class B into Class A	(1,234)	(10,413)	— (1)	(6,782)

Net Increase (Decrease)	(92,821)	(789,340)	(128,334)	(1,066,993)

Class C
Shares Sold	2,551,806	$21,797,097	2,441,067	$20,487,206
Shares Issued for Reinvested Dividends	192,431	1,641,079	191,265	1,600,816
Shares Redeemed	(1,979,118)	(16,877,974)	(2,489,065)	(20,731,107)

Net Increase (Decrease)	765,119	6,560,202	143,267	1,356,915

Class I
Shares Sold	12,638,263	$107,875,352	7,905,472	$66,313,480
Shares Issued for Reinvested Dividends	320,340	2,735,106	195,316	1,640,570
Shares Redeemed	(5,445,264)	(46,364,758)	(3,278,613)	(27,372,366)

Net Increase (Decrease)	7,513,339	64,245,700	4,822,175	40,581,684

Total Net Increase (Decrease)	10,491,257	$89,794,065	8,728,075	$73,775,017

(1)	The shares converted from Class B to Class A are included in share redemption activity.

333

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Municipal Real Return Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,907,256	$17,811,740	2,426,699	$22,922,294
Shares Issued for Reinvested Dividends	307,261	2,850,442	317,370	2,988,751
Shares Redeemed	(2,753,766)	(25,643,479)	(3,921,484)	(36,602,552)
Shares converted (from) Class B into Class A	1,741	16,156	6,274	58,966

Net Increase (Decrease)	(537,508)	(4,965,141)	(1,171,141)	(10,632,541)

Class B
Shares Sold	4,741	$43,871	399	$3,672
Shares Issued for Reinvested Dividends	2,487	22,896	4,127	38,486
Shares Redeemed	(74,791)	(688,211)	(84,257)	(727,552)
Shares converted (from) Class B into Class A	(1,758)	(16,156)	— (1)	(58,966)

Net Increase (Decrease)	(69,321)	(637,600)	(79,731)	(744,360)

Class C
Shares Sold	385,760	$3,581,759	335,006	$3,143,215
Shares Issued for Reinvested Dividends	50,381	464,655	56,403	527,991
Shares Redeemed	(809,821)	(7,491,003)	(1,143,070)	(10,642,005)

Net Increase (Decrease)	(373,680)	(3,444,589)	(751,661)	(6,970,799)

Class I
Shares Sold	973,619	$9,003,071	1,465,588	$13,967,717
Shares Issued for Reinvested Dividends	41,444	385,605	35,945	340,242
Shares Redeemed	(1,078,269)	(10,067,050)	(1,125,206)	(10,595,529)

Net Increase (Decrease)	(63,206)	(678,374)	376,327	3,712,430

Class Y
Shares Sold	7,913	$73,630	3,898	$36,133
Shares Issued for Reinvested Dividends	53,823	497,931	60,266	566,040
Shares Redeemed	(276,061)	(2,562,145)	(272,927)	(2,555,287)

Net Increase (Decrease)	(214,325)	(1,990,584)	(208,763)	(1,953,114)

Total Net Increase (Decrease)	(1,258,040)	$(11,716,288)	(1,834,969)	$(16,588,384)

(1)	The shares converted from Class B to Class A are included in share redemption activity.

Municipal Short Duration Fund

	For the Period Ended October 31, 2015
	Shares	Amount
Class A(1)
Shares Sold	422,006	$4,223,773
Shares Issued for Reinvested Dividends	1,005	10,081
Shares Redeemed	(26,032)	(261,642)

Net Increase (Decrease)	396,979	3,972,212

334

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Period Ended October 31, 2015
	Shares	Amount
Class C(1)
Shares Sold	312,187	$3,123,664
Shares Issued for Reinvested Dividends	73	727
Shares Redeemed	(238)	(2,379)

Net Increase (Decrease)	312,022	3,122,012

Class I(1)
Shares Sold	505,604	5,056,260
Shares Issued for Reinvested Dividends	2,062	20,682

Net Increase (Decrease)	507,666	5,076,942

Total Net Increase (Decrease)	1,216,667	$12,171,166

(1)	Commenced operations on May 29, 2015.

Quality Bond Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	451,725	$4,605,653	401,311	$4,029,285
Shares Issued for Reinvested Dividends	17,906	181,810	4,828	48,185
Shares Redeemed	(180,529)	(1,835,642)	(263,208)	(2,607,868)

Net Increase (Decrease)	289,102	2,951,821	142,931	1,469,602

Class C
Shares Sold	95,549	$969,710	14,623	$147,220
Shares Issued for Reinvested Dividends	3,353	33,865	154	1,491
Shares Redeemed	(41,884)	(424,125)	(58,090)	(570,911)

Net Increase (Decrease)	57,018	579,450	(43,313)	(422,200)

Class I
Shares Sold	11,592	$118,698	2,749	$27,216
Shares Issued for Reinvested Dividends	4,708	47,873	1,929	19,288
Shares Redeemed	(318)	(3,256)	(4,243)	(42,494)

Net Increase (Decrease)	15,982	163,315	435	4,010

Class R3
Shares Issued for Reinvested Dividends	3,405	34,474	760	7,546

Net Increase (Decrease)	3,405	34,474	760	7,546

Class R4
Shares Issued for Reinvested Dividends	3,943	40,012	1,277	12,729

Net Increase (Decrease)	3,943	40,012	1,277	12,729

Class R5
Shares Issued for Reinvested Dividends	4,500	45,747	1,796	17,942

Net Increase (Decrease)	4,500	45,747	1,796	17,942

Class Y
Shares Issued for Reinvested Dividends	20,664	210,236	8,476	84,741

Net Increase (Decrease)	20,664	210,236	8,476	84,741

Total Net Increase (Decrease)	394,614	$4,025,055	112,362	$1,174,370

335

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Short Duration Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	19,935,942	$196,481,956	22,268,097	$221,631,264
Shares Issued for Reinvested Dividends	814,487	8,025,170	820,928	8,166,312
Shares Redeemed	(20,343,245)	(200,636,994)	(21,019,254)	(209,204,779)
Shares converted (from) Class B into Class A	104,899	1,033,751	85,638	852,199

Net Increase (Decrease)	512,083	4,903,883	2,155,409	21,444,996

Class B
Shares Sold	137,624	$1,361,571	177,308	$1,773,296
Shares Issued for Reinvested Dividends	9,654	95,574	15,218	152,065
Shares Redeemed	(244,888)	(2,427,402)	(495,592)	(4,096,246)
Shares converted (from) Class B into Class A	(104,351)	(1,033,751)	— (1)	(852,199)

Net Increase (Decrease)	(201,961)	(2,004,008)	(303,066)	(3,023,084)

Class C
Shares Sold	5,563,812	$54,801,580	7,164,356	$71,245,494
Shares Issued for Reinvested Dividends	130,161	1,281,996	142,526	1,416,809
Shares Redeemed	(6,372,618)	(62,819,850)	(7,758,468)	(77,176,484)

Net Increase (Decrease)	(678,645)	(6,736,274)	(451,586)	(4,514,181)

Class I
Shares Sold	8,081,204	$79,818,854	20,451,052	$204,003,912
Shares Issued for Reinvested Dividends	206,407	2,038,854	187,086	1,864,534
Shares Redeemed	(16,368,747)	(161,725,868)	(10,248,684)	(102,151,389)

Net Increase (Decrease)	(8,081,136)	(79,868,160)	10,389,454	103,717,057

Class R3
Shares Sold	33,836	$332,733	48,669	$483,910
Shares Issued for Reinvested Dividends	1,270	12,455	1,022	10,137
Shares Redeemed	(13,157)	(129,314)	(13,687)	(135,937)

Net Increase (Decrease)	21,949	215,874	36,004	358,110

Class R4
Shares Sold	7,926	$77,994	37,401	$371,267
Shares Issued for Reinvested Dividends	1,402	13,807	1,574	15,634
Shares Redeemed	(40,920)	(402,387)	(31,305)	(310,990)

Net Increase (Decrease)	(31,592)	(310,586)	7,670	75,911

Class R5
Shares Sold	50	$495	38	$373
Shares Issued for Reinvested Dividends	247	2,426	248	2,459
Shares Redeemed	(2)	(23)	(432)	(4,284)

Net Increase (Decrease)	295	2,898	(146)	(1,452)

Class Y
Shares Sold	634,680	$6,260,925	679,565	$6,748,038
Shares Issued for Reinvested Dividends	16,703	164,180	10,749	106,668
Shares Redeemed	(310,449)	(3,051,937)	(472,347)	(4,689,145)

Net Increase (Decrease)	340,934	3,373,168	217,967	2,165,561

Total Net Increase (Decrease)	(8,118,073)	$(80,423,205)	12,051,706	$120,222,918

(1)	The shares converted from Class B to Class A are included in share redemption activity.

336

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

Strategic Income Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,791,470	$24,672,491	3,336,216	$31,115,934
Shares Issued for Reinvested Dividends	943,479	8,311,867	609,074	5,658,407
Shares Redeemed	(4,760,856)	(42,045,998)	(5,931,178)	(55,070,313)
Shares converted (from) Class B into Class A	11,715	102,608	17,808	165,679

Net Increase (Decrease)	(1,014,192)	(8,959,032)	(1,968,080)	(18,130,293)

Class B
Shares Sold	15,858	$142,122	24,471	$226,755
Shares Issued for Reinvested Dividends	32,189	284,064	24,307	225,619
Shares Redeemed	(249,477)	(2,195,154)	(366,754)	(3,239,429)
Shares converted (from) Class B into Class A	(11,715)	(102,608)	— (2)	(165,679)

Net Increase (Decrease)	(213,145)	(1,871,576)	(317,976)	(2,952,734)

Class C
Shares Sold	990,476	$8,814,998	1,126,154	$10,529,804
Shares Issued for Reinvested Dividends	597,932	5,281,705	367,982	3,425,116
Shares Redeemed	(3,218,708)	(28,343,332)	(3,727,842)	(34,592,794)

Net Increase (Decrease)	(1,630,300)	(14,246,629)	(2,233,706)	(20,637,874)

Class I
Shares Sold	1,223,319	$10,906,040	2,636,646	$24,784,939
Shares Issued for Reinvested Dividends	258,336	2,289,738	148,798	1,386,202
Shares Redeemed	(3,300,155)	(29,242,204)	(3,069,869)	(28,687,911)

Net Increase (Decrease)	(1,818,500)	(16,046,426)	(284,425)	(2,516,770)

Class R3
Shares Sold	14,778	$130,366	9,626	$88,636
Shares Issued for Reinvested Dividends	1,744	15,289	850	7,890
Shares Redeemed	(2,633)	(22,607)	(13,818)	(126,246)

Net Increase (Decrease)	13,889	123,048	(3,342)	(29,720)

Class R4
Shares Sold	5,911	$52,479	1,669	$15,737
Shares Issued for Reinvested Dividends	1,054	9,245	553	5,129
Shares Redeemed	(555)	(4,808)	(3,650)	(33,335)

Net Increase (Decrease)	6,410	56,916	(1,428)	(12,469)

Class R5
Shares Sold	21,841	$192,311	—	$—
Shares Issued for Reinvested Dividends	1,351	11,768	539	5,006
Shares Redeemed	(185)	(1,586)	—	—

Net Increase (Decrease)	23,007	202,493	539	5,006

Class R6(1)
Shares Sold	1,079	$10,000	—	$—
Shares Issued for Reinvested Dividends	75	663	—	—

Net Increase (Decrease)	1,154	10,663	—	—

337

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	3,071,591	$27,327,001	7,243,557	$66,921,396
Shares Issued for Reinvested Dividends	876,389	7,705,821	825,833	7,645,374
Shares Redeemed	(3,081,561)	(27,010,531)	(19,187,177)	(180,142,573)

Net Increase (Decrease)	866,419	8,022,291	(11,117,787)	(105,575,803)

Total Net Increase (Decrease)	(3,765,258)	$(32,708,252)	(15,926,205)	$(149,850,657)

(1)	Commenced operations on November 7, 2014.
(2)	The shares converted from Class B to Class A are included in share redemption activity.

Total Return Bond Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	15,822,804	$165,479,638	10,588,159	$112,450,810
Shares Issued for Reinvested Dividends	2,546,025	26,659,013	1,188,270	12,624,684
Shares Redeemed	(9,412,518)	(98,452,494)	(11,729,306)	(124,054,875)
Shares converted (from) Class B into Class A	187,748	1,966,981	194,165	2,059,802

Net Increase (Decrease)	9,144,059	95,653,138	241,288	3,080,421

Class B
Shares Sold	50,198	$520,841	70,215	$741,591
Shares Issued for Reinvested Dividends	55,829	580,796	34,131	359,517
Shares Redeemed	(704,109)	(7,323,974)	(1,291,792)	(11,535,751)
Shares converted (from) Class B into Class A	(189,234)	(1,966,981)	— (2)	(2,059,802)

Net Increase (Decrease)	(787,316)	(8,189,318)	(1,187,446)	(12,494,445)

Class C
Shares Sold	1,239,932	$13,019,484	902,069	$9,618,017
Shares Issued for Reinvested Dividends	224,496	2,355,009	92,181	980,761
Shares Redeemed	(1,524,371)	(15,966,653)	(1,854,397)	(19,633,651)

Net Increase (Decrease)	(59,943)	(592,160)	(860,147)	(9,034,873)

Class I
Shares Sold	1,739,972	$18,273,483	802,313	$8,577,487
Shares Issued for Reinvested Dividends	70,060	733,181	14,278	151,921
Shares Redeemed	(651,643)	(6,799,361)	(367,274)	(3,887,369)

Net Increase (Decrease)	1,158,389	12,207,303	449,317	4,842,039

Class R3
Shares Sold	114,325	$1,219,266	144,808	$1,560,826
Shares Issued for Reinvested Dividends	24,605	262,521	11,914	128,796
Shares Redeemed	(177,425)	(1,896,607)	(244,763)	(2,635,211)

Net Increase (Decrease)	(38,495)	(414,820)	(88,041)	(945,589)

Class R4
Shares Sold	233,836	$2,474,405	374,166	$4,052,754
Shares Issued for Reinvested Dividends	64,710	689,053	30,978	334,462
Shares Redeemed	(307,733)	(3,266,190)	(381,104)	(4,116,861)

Net Increase (Decrease)	(9,187)	(102,732)	24,040	270,355

338

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	67,533	$720,111	46,600	$504,415
Shares Issued for Reinvested Dividends	5,241	55,732	1,687	18,230
Shares Redeemed	(26,562)	(282,633)	(20,879)	(223,557)

Net Increase (Decrease)	46,212	493,210	27,408	299,088

Class R6(1)
Shares Sold	920	$10,000	—	$—
Shares Issued for Reinvested Dividends	43	460	—	—

Net Increase (Decrease)	963	10,460	—	—

Class Y
Shares Sold	21,140,633	$225,627,199	27,295,178	$294,471,269
Shares Issued for Reinvested Dividends	4,624,687	49,178,640	2,212,526	23,873,455
Shares Redeemed	(12,470,486)	(132,684,840)	(20,356,622)	(219,785,387)

Net Increase (Decrease)	13,294,834	142,120,999	9,151,082	98,559,337

Total Net Increase (Decrease)	22,749,516	$241,186,080	7,757,501	$84,576,333

(1)	Commenced operations on November 7, 2014.
(2)	The shares converted from Class B to Class A are included in share redemption activity.

Unconstrained Bond Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	332,550	$3,296,159	580,866	$5,873,814
Shares Issued for Reinvested Dividends	182,093	1,791,570	225,157	2,274,511
Shares Redeemed	(1,620,505)	(15,985,961)	(2,302,398)	(23,265,162)
Shares converted (from) Class B into Class A	7,753	76,633	17,750	179,590

Net Increase (Decrease)	(1,098,109)	(10,821,599)	(1,478,625)	(14,937,247)

Class B
Shares Sold	6,234	$62,274	4,748	$47,941
Shares Issued for Reinvested Dividends	3,116	30,684	5,360	54,107
Shares Redeemed	(76,501)	(758,832)	(135,333)	(1,186,568)
Shares converted (from) Class B into Class A	(7,754)	(76,633)	— (1)	(179,590)

Net Increase (Decrease)	(74,905)	(742,507)	(125,225)	(1,264,110)

Class C
Shares Sold	297,180	$2,934,674	231,104	$2,339,739
Shares Issued for Reinvested Dividends	30,488	300,464	34,937	353,640
Shares Redeemed	(606,082)	(5,958,073)	(547,933)	(5,551,737)

Net Increase (Decrease)	(278,414)	(2,722,935)	(281,892)	(2,858,358)

Class I
Shares Sold	201,910	$1,994,999	465,398	$4,712,466
Shares Issued for Reinvested Dividends	15,647	154,267	7,144	72,179
Shares Redeemed	(322,716)	(3,172,876)	(104,319)	(1,053,396)

Net Increase (Decrease)	(105,159)	(1,023,610)	368,223	3,731,249

339

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	226	$2,240	1,637	$16,505
Shares Issued for Reinvested Dividends	297	2,910	385	3,881
Shares Redeemed	(4,869)	(48,617)	(613)	(6,159)

Net Increase (Decrease)	(4,346)	(43,467)	1,409	14,227

Class R4
Shares Sold	43,757	$437,653	2,860	$28,858
Shares Issued for Reinvested Dividends	458	4,496	408	4,120
Shares Redeemed	(13,095)	(130,017)	(200)	(2,019)

Net Increase (Decrease)	31,120	312,132	3,068	30,959

Class R5
Shares Issued for Reinvested Dividends	372	3,652	491	4,959
Shares Redeemed	—	—	(4,001)	(40,133)

Net Increase (Decrease)	372	3,652	(3,510)	(35,174)

Class Y
Shares Sold	447,023	$4,423,846	665,836	$6,711,334
Shares Issued for Reinvested Dividends	67,421	661,032	63,292	637,685
Shares Redeemed	(395,129)	(3,870,677)	(570,993)	(5,749,652)

Net Increase (Decrease)	119,315	1,214,201	158,135	1,599,367

Total Net Increase (Decrease)	(1,410,126)	$(13,824,133)	(1,358,417)	$(13,719,087)

(1)	The shares converted from Class B to Class A are included in share redemption activity.

World Bond Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	38,826,411	$408,315,205	30,987,070	$332,146,363
Shares Issued for Reinvested Dividends	1,469,833	15,395,394	629,734	6,717,042
Shares Redeemed	(19,980,732)	(209,884,805)	(37,662,276)	(404,597,720)

Net Increase (Decrease)	20,315,512	213,825,794	(6,045,472)	(65,734,315)

Class C
Shares Sold	4,976,996	$52,346,119	5,908,397	$63,245,290
Shares Issued for Reinvested Dividends	413,011	4,320,013	107,015	1,135,215
Shares Redeemed	(5,275,005)	(55,394,866)	(6,097,246)	(65,152,666)

Net Increase (Decrease)	115,002	1,271,266	(81,834)	(772,161)

Class I
Shares Sold	102,514,841	$1,080,268,578	145,529,951	$1,563,851,299
Shares Issued for Reinvested Dividends	5,773,250	60,533,358	1,341,122	14,350,910
Shares Redeemed	(73,070,011)	(768,624,225)	(48,059,323)	(515,018,620)

Net Increase (Decrease)	35,218,080	372,177,711	98,811,750	1,063,183,589

340

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	52,501	$552,038	45,580	$487,774
Shares Issued for Reinvested Dividends	2,346	24,597	647	6,897
Shares Redeemed	(47,972)	(502,481)	(24,539)	(262,306)

Net Increase (Decrease)	6,875	74,154	21,688	232,365

Class R4
Shares Sold	451,765	$4,765,776	18,832	$201,593
Shares Issued for Reinvested Dividends	2,645	27,690	223	2,371
Shares Redeemed	(59,119)	(621,257)	(43,406)	(466,022)

Net Increase (Decrease)	395,291	4,172,209	(24,351)	(262,058)

Class R5
Shares Sold	9,683	$101,928	16,823	$180,434
Shares Issued for Reinvested Dividends	888	9,302	436	4,642
Shares Redeemed	(3,242)	(33,999)	(31,275)	(333,677)

Net Increase (Decrease)	7,329	77,231	(14,016)	(148,601)

Class R6(1)
Shares Sold	18,565	$195,406	—	$—
Shares Issued for Reinvested Dividends	98	1,024	—	—
Shares Redeemed	(751)	(7,881)	—	—

Net Increase (Decrease)	17,912	188,549	—	—

Class Y
Shares Sold	23,700,164	$249,845,543	27,680,289	$297,293,621
Shares Issued for Reinvested Dividends	1,996,607	20,938,623	671,947	7,190,692
Shares Redeemed	(13,181,915)	(138,769,308)	(12,368,316)	(132,793,824)

Net Increase (Decrease)	12,514,856	132,014,858	15,983,920	171,690,489

Total Net Increase (Decrease)	68,590,857	$723,801,772	108,651,685	$1,168,189,308

(1)	Commenced operations on November 7, 2014.

12.	Line of Credit:

Each Fund, together with certain other Hartford Funds, participates in a $350 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to maintain asset coverage in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2015, none of the Funds had borrowings under this facility.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on

341

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff. HFMC and HIFSCO dispute the allegations and have filed a motion for summary judgment. Plaintiff has filed a motion for partial summary judgment.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

In July 2007, the Floating Rate Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January of 2008. In July of 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Floating Rate Fund, appealed the decision to the district court. On February 11, 2011, the District Court ruled in favor of the Transeastern Lenders and the Floating Rate Fund and quashed the bankruptcy court opinion. The Committee appealed to the Eleventh Circuit. The Eleventh Circuit reinstated the bankruptcy court opinion, but remanded back to the District Court on the question of remedies. The District Court has not yet issued a decision. If found liable, the Floating Rate Fund would be required to return approximately $3-3.5 million to the bankruptcy estate. Management of the Floating Rate Fund believes resolution of this matter will not have a material impact on the Floating Rate Fund’s financial statements.

14.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Funds’ results of operations or financial positions, but may impact each Fund’s disclosures.

342

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2015

16.	Subsequent Event:

In connection with the preparation of the financial statements of the Funds as of and for the fiscal year ended October 31, 2015, events and transactions subsequent to October 31, 2015, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

343

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc. and

The Hartford Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Duration-Hedged Strategic Income Fund, The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Quality Bond Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund, The Hartford Unconstrained Bond Fund, The Hartford World Bond Fund (fifteen of the series constituting The Hartford Mutual Funds, Inc.), and The Hartford Municipal Real Return Fund (one of the series constituting The Hartford Mutual Funds II, Inc.) (collectively, together with The Hartford Mutual Funds, Inc., the “Companies”), as of October 31, 2015, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Companies’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Duration-Hedged Strategic Income Fund, The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Quality Bond Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund, The Hartford Unconstrained Bond Fund, The Hartford World Bond Fund and The Hartford Municipal Real Return Fund at October 31, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2015

344

Fixed Income Funds

Directors and Officers (Unaudited)

The Board of Directors of The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”) (each a “Company” and collectively, the “Companies”) appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies formulated by The Board of Directors of the Company (the “Directors”). Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age.

Each Director, with the exception of Mr. Davey, is an independent or disinterested person, which means he or she is not an “interested person” of the Companies, as defined in the Investment Company Act of 1940 (“1940 Act”). Such individuals are commonly referred to as “Independent Directors.” As of October 31, 2015, each Director serves as a director for MF, MF2, Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2015, collectively, consist of 68 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with each Company and date first elected or appointed to MF and MF2, principal occupation, and, for Directors, other directorships held. The Funds’ Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of each Company can be found in the Statement of Operations herein.

Non-Interested Directors*

Hilary E. Ackermann (1956) Director since 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005, Chairwoman of the Compliance Committee since 2015

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairwoman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corps. Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

*	Robert M. Gavin, Jr. resigned as a Director of MF, MF2, Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a Trustee of The Hartford Alternative Strategies Fund effective August 16, 2015. Mr. Gavin has been a Director of MF since 2002 and MF2 since 1986, and Chairman of the Board for each since 2004.

345

Fixed Income Funds

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Board since 2015, Chairman of the Contracts Committee since 2015

Mr. Johnston served as Chairman of the Compliance Committee from 2005 to 2015. In June 2006, he was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, he was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Other Officers

Andrew S. Decker (1963) AML Compliance Officer since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

Michael Flook (1965) Vice President, Treasurer and Controller since 2015

Mr. Flook currently serves as an employee of HFMC. Mr. Flook served as Assistant Treasurer for the Company, The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014.

346

Fixed Income Funds

Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

347

Fixed Income Funds

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2015, there is no further federal tax information required for these Funds.

348

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Hartford Duration-Hedged Strategic Income Fund

The Hartford Emerging Markets Local Debt Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford High Yield Fund

The Hartford Inflation Plus Fund

The Hartford Municipal Opportunities Fund

The Hartford Municipal Real Return Fund

The Hartford Quality Bond Fund

The Hartford Short Duration Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

The Hartford Unconstrained Bond Fund

The Hartford World Bond Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2015, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement (the “Management Agreements”) between each of HMF and HMF II, on behalf of each of their respective series covered by this Report (each a “Fund” and collectively, the “Funds”), and Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 4-5, 2015 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements applicable to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 16-17, 2015 and August 4-5, 2015. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 16-17, 2015 and August 4-5, 2015 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

349

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 68 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s oversight of compliance with each Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, the Board considered the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, its use of the investment flexibility with respect to a Fund, as applicable, performance record, trade execution capabilities and experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of each Fund to an appropriate benchmark and universe of peer funds. For detail regarding each Fund’s performance, see the fund-by-fund synopsis below.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on each Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

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Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. With respect to each Fund’s sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. For detail regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, taking into account the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to each Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses. The Board also noted that, for each of The Hartford Municipal Real Return Fund and The Hartford Unconstrained Bond Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

351

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds, and the Board reviewed information about the profitability of the Funds’ transfer agency function to HASCO. The Board considered information provided by HASCO in support of HASCO’s assertion that the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives 12b-1 fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Funds and receive compensation therefor.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser will not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and its entrepreneurial risk in sponsoring new funds to expand these opportunities for shareholders.

Fund-by-Fund factors

Hartford Duration-Hedged Strategic Income Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period. The Board considered that, in response to questions raised regarding the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.
•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Emerging Markets Local Debt Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile of its expense group and took into account HFMC’s assertion that when compared to other emerging markets local debt and/or currency funds in the marketplace, the Fund’s expenses compare favorably. The Board also noted that the Fund has a temporary contractual expense cap on each share class through February 29, 2016 as well as an automatically renewable contractual expense cap on each share class.

352

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Hartford Floating Rate Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management Company LLP as sub-adviser in 2012 and discussed the capabilities and engagement of the current portfolio management team.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board also noted that the Fund has a permanent expense cap on each share class.

The Hartford Floating Rate High Income Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3-year period. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management Company LLP as sub-adviser in 2012.
•	The Board noted that the Fund’s contractual management fee and its actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford High Yield Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management Company LLP as sub-adviser in 2012.
•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 2nd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Inflation Plus Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 5-year periods and the 5th quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management Company LLP as sub-adviser in 2012. The Board also noted recent changes to the Fund’s portfolio management team and principal investment strategy.
•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class as well as a permanent expense cap on each share class.

The Hartford Municipal Opportunities Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group, while its actual management fee was in the 3rd quintile. The Board noted the shareholder savings expected to result from a permanent fee reduction implemented during the prior year. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Municipal Real Return Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management Company LLP as sub-adviser in 2012. The Board also noted recent changes to the Fund’s portfolio management team.

353

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted the shareholder savings expected to result from a permanent fee reduction implemented during the prior year. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class and a permanent expense cap on each share class.

The Hartford Quality Bond Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.
•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 1st quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Short Duration Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its blended custom benchmark for the 1-year period and above its blended custom benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class as well as a permanent expense cap on certain share classes.

The Hartford Strategic Income Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management Company LLP as sub-adviser in 2012. The Board discussed changes to the Fund’s benchmark following the transition to Wellington Management Company LLP and the transition’s impact on peer and benchmark-relative performance rankings.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class. These arrangements resulted in reimbursement of certain expenses incurred in 2014.

The Hartford Total Return Bond Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 1st quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted the shareholder savings expected to result from a permanent fee reduction implemented during the prior year. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class as well as a permanent expense cap on certain share classes.

The Hartford Unconstrained Bond Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 5-year periods and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period and above its benchmark for the 5-year period. The Board noted the impact of recent changes to the Fund’s principal investment strategy on short-term performance.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class as well as a permanent expense cap on certain share classes.

354

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Hartford World Bond Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-and 3-year periods. HFMC explained that the Fund’s benchmark is an appropriate match to the Fund’s investment strategy but noted that the portfolio manager’s ability to deviate from benchmark holdings to provide stability and lower correlation to risk assets may cause Fund returns to deviate from those of the benchmark.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

The Hartford Mutual Funds, Inc.

Hartford Municipal Income Fund

Hartford Municipal Short Duration Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on May 5, 2015, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve separate investment management agreements for each of Hartford Municipal Income Fund and Hartford Municipal Short Duration Fund (each a “Fund” and together, the “Funds”) with Hartford Funds Management Company, LLC (“HFMC”) and separate investment sub-advisory agreements between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

Prior to approving the Agreements, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received presentations from representatives of the Advisers regarding each Fund and its corresponding investment strategy.

In determining whether to approve the Agreements for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services to be Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services to be provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services to be provided by the Advisers. The Board considered the Advisers’ organizational structure, systems and personnel. The Board also considered each Adviser’s reputation and overall financial strength and the Board’s past experience with the Advisers with respect to the services they provide to other Hartford Funds.

With respect to HFMC, the Board noted that, under the Agreements, HFMC would be responsible for the management of each Fund, including oversight of fund operations and service providers. The Board also noted that HFMC would provide administrative services to the Funds as well as investment advisory services in connection with selecting, monitoring and supervising the Funds’ sub-adviser, and that HFMC had recommended to the Board that the Sub-adviser be appointed as the sub-adviser to the Funds. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the

355

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 68 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered that HFMC would oversee the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser and approach to risk management with respect to the Funds and the service providers the Funds. The Board also considered that HFMC would oversee compliance with the Funds’ objective and policies as well as with applicable laws and regulations. In addition, the Board considered that HFMC or its affiliates would be responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which would provide certain day-to-day portfolio management services for the Funds, the Investment Committee met telephonically with members each Fund’s proposed portfolio management team. The Board considered the Sub-adviser’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HFMC that the written compliance policies and procedures of HFMC and the Sub-adviser are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HFMC’s representation that it did not anticipate making any material changes to HFMC’s and the Hartford Funds’ compliance program as a result of the addition of the Funds.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HFMC and the Sub-adviser. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to each Fund by HFMC and the Sub-adviser.

Performance of the Sub-adviser

The Board considered the investment performance of the Sub-adviser and its portfolio management team, including, for purposes of considering the investment skill and experience of each Fund’s portfolio managers, composite performance data showing the portfolio management team’s capabilities in managing its Municipal Opportunities strategy, noting that the Sub-adviser did not currently manage a strategy substantially similar to that proposed for the Funds. HFMC also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that HFMC and the Sub-adviser have the capability of providing satisfactory investment performance for each Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Funds, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to each Fund and the estimated profitability to HFMC and its affiliates from all services to be provided to each Fund and all aspects of their relationships with the Funds. In evaluating HFMC’s estimated profitability, the Board considered HFMC’s representation that the level of estimated profitability was fair and appropriate based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability of each Fund to HFMC would depend on the growth of assets under management. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with each Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by each Fund to HFMC and the expected total expense ratios of each Fund. The Board also considered the proposed sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund, noting that the Sub-adviser had agreed to waive a portion of its sub-advisory fee based on each Fund’s asset levels during the first three years of the Fund’s operation, or until the Fund reaches $1 billion in net assets, whichever comes first. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the proposed management and sub-advisory fees and total operating expenses for each Fund. With respect to each Fund’s sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information comparing each Fund’s proposed management fees and total expenses relative to a peer universe of funds derived from information provided

356

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

by Lipper Inc. (“Lipper”), an independent provider of investment company data, in conjunction with input from an independent financial services consultant engaged by the Board. The Board considered that HFMC had contractually agreed to limit the expenses for each Fund’s Class A, Class C and Class I shares to 0.69%, 1.44% and 0.44%, respectively, each through February 28, 2017, with each such arrangement automatically renewing on an annual basis unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board.

In considering the reasonableness of the Funds’ management and sub-advisory fees and total expense ratios, the Board considered that, according to the information provided by Lipper, each Fund’s proposed weighted management fees were below the Lipper peer group average and median for all asset levels. The Board further considered that Hartford Municipal Income Fund’s proposed weighted management fees fell within the 1st quintile for all asset levels and Hartford Municipal Short Duration Fund’s proposed weighted management fees fell within the 2nd quintile for most asset levels. The Board also considered that each Fund’s estimated total expenses, less Rule 12b-1 fees, were below the Lipper peer group average and median and fell within the 1st quintile.

Based on these considerations, the Board concluded that each Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as each Fund grows and whether each Fund’s corresponding fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board reviewed the breakpoints in the proposed management fee schedule for each Fund, which would reduce fee rates as Fund assets grow over time. The Board considered HFMC’s representation that the Funds could be expected to achieve some economies of scale as assets in the Funds grow. The Board recognized that a fund with assets beyond the highest breakpoint level would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Funds’ expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses for the Hartford Funds.

The Board also considered how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in each Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s future shareholders. The Board noted, however, that it would review future growth in each Fund’s assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC would receive fees for fund accounting and related services from each Fund. The Board also considered that Hartford Administrative Services Company, each Fund’s transfer agent and an affiliate of HFMC, would receive transfer agency compensation from the Funds.

The Board also considered that Hartford Funds Distributors LLC (“HFD”), an affiliate of HFMC, will serve as principal underwriter of each Fund. As principal underwriter, HFD would receive 12b-1 fees from each Fund and would receive all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits to each Fund’s future shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

357

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

358

Fixed Income Funds

Main Risks (Unaudited)

The main risks of investing in each Fund are described below. Each Fund’s Prospectus contains further information on the risks applicable to that Fund.

Active Trading Risk: (Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund, High Yield Fund, Inflation Plus Fund, Municipal Real Return Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund)

Active trading could increase the Fund’s transaction costs and may increase taxable distributions.

AMT Risk: (Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund) Income from a Fund may be subject to income tax, including the Alternative Minimum Tax.

Derivatives Risk: (All Funds except Floating Rate Fund) Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency risk, leverage risk, liquidity risk, index risk, pricing risk, and counterparty risk.

Fixed Income Risk: (All Funds) Fixed-income securities are subject to credit risk, liquidity risk, call risk, and interest-rate risk. As interest rates rise, bond prices generally fall.

Foreign Investment Risk: (Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund and Short Duration Fund)

Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments.

Foreign Investment and Emerging Markets Risk: (Total Return Bond Fund and Unconstrained Bond Fund)

Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments. These risks are generally greater for investments in emerging markets.

Foreign Investment and Sovereign Debt Risk: (Inflation Plus Fund)

Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments. Sovereign debt investments are subject to credit risk and the risk of default.

Foreign Investment, Emerging Markets and Sovereign Debt Risk: (Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund, Strategic Income Fund and World Bond Fund)

Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments. Sovereign debt investments are subject to credit risk and the risk of default. These risks are generally greater for investments in emerging markets.

Fund of Funds Risk: (Duration-Hedged Strategic Income Fund)

The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Fund to meet its objective.

Inflation Protected Securities Risk: (Emerging Markets Local Debt Fund, Inflation Plus Fund and Municipal Real Return Fund)

The market for inflation protected securities may be less developed or liquid, and more volatile, than other securities markets.

Junk Bond Risk: (Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Municipal Income Fund, Municipal Opportunities Fund, Municipal Short Duration Fund, Short Duration Fund, Strategic Income Fund, Unconstrained Bond Fund and World Bond Fund)

Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Loan Risk: (Duration-Hedged Strategic Income Fund, Floating Rate Fund, Floating Rate High Income Fund, Short Duration Fund, Strategic Income Fund and Unconstrained Bond Fund)

The Fund’s investments in bank loans may at times become difficult to value and highly illiquid; they are subject to credit risk, bankruptcy risk, and insolvency.

359

Fixed Income Funds

Main Risks (Unaudited) – (continued)

Market, Selection and Strategy Risk: (All Funds):

All investments are subject to risk, including the possible loss of principal. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. There is no guarantee the Fund will achieve its stated objective.

Mortgage-Backed Securities Risk: (Duration-Hedged Strategic Income Fund, Inflation Plus Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund)

Mortgage-backed securities are subject to credit risk, interest-rate risk, prepayment risk, and extension risk.

Non-Diversified Risk: (Emerging Markets Local Debt Fund, Floating Rate High Income Fund and World Bond Fund)

The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified Fund.

Reverse Repurchase Agreements and Dollar Rolls Risk: (Quality Bond Fund)

The Fund may utilize dollar rolls, repurchase agreements which can increase risk and volatility.

To Be Announced (TBA) Securities Risk: (Duration-Hedged Strategic Income Fund, Quality Bond Fund, Strategic Income Fund, Total Return Bond Fund and Unconstrained Bond Fund)

The Fund may buy securities in the To-Be-Announced (TBA) market, which can increase risk and volatility.

The Floating Rate Fund and the Floating Rate High Income Fund should not be considered an alternative to CDs or money market Funds. These Funds are for investors who are looking to complement their traditional fixed-income investments.

360

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

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This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

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HPP Revised February 2015

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-FI15 12/15 117963-1 Printed in U.S.A.

HARTFORDFUNDS

Our benchmark is the investor.℠

Alternative Funds

October 31, 2015 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

During the year ended October 31, 2015, the period of this report, the stock market suffered its first correction (a decline of at least 10%) since 2011. Although volatility returned at summer’s end, stocks recovered from the decline and the S&P 500 Index1 managed to climb back into positive territory, gaining 2.70% through the end of October.

The correction in domestic markets came as a response to uncertainty abroad. Since China is the second-largest economy in the world, late-summer worries of a slowdown in its economy had far-reaching impacts. The full impact of that slowing growth remains to be seen. Markets stabilized within a few weeks and stocks continued their upward climb, continuing the now six-year-old bull market that began in 2009.

From a broader perspective, a strong dollar, low oil prices, and central-bank policies influenced market movements throughout the period this report covers. Investors have been keeping a watchful eye on the U.S. Federal Reserve (the Fed) and international central banks, which continue to influence markets through quantitative-easing programs designed to support growth.

While the Fed ended its own quantitative-easing program in late 2014, its next influential move is to try to normalize interest rates, which have held near zero since 2008. At the time of this writing, that process is expected to begin in December 2015. Stocks have reacted to rumors of interest-rate hikes in the past, and are likely to do so again. However, that policy change will be particularly impactful for fixed-income investors, as bonds tend to be more sensitive to rate changes than equities.

As we enter 2016, we encourage you to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. As the volatility during the summer of 2015 proved, markets are unpredictable and it’s important to proactively build a portfolio that takes into account your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of more than 45 mutual funds as you work toward those goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Alternative Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Global Alpha Fund inception 12/14/2012

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide a positive total return that exceeds the return on 3-Month U.S. Treasury bills over the long-term (generally at least three years) regardless of market conditions.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	Since Inception[1]
Global Alpha A2	0.53%	-1.62%
Global Alpha A3	-5.00%	-3.54%
Global Alpha C2	-0.21%	-2.34%
Global Alpha C3	-1.21%	-2.34%
Global Alpha I2	0.73%	-1.37%
Global Alpha R3[2]	0.11%	-2.02%
Global Alpha R4[2]	0.42%	-1.73%
Global Alpha R5[2]	0.74%	-1.44%
Global Alpha Y	0.84%	-1.34%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%	0.04%

[1]	Inception: 12/14/2012
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Alpha Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Global Alpha Class A	1.44%	1.44%
Global Alpha Class C	2.14%	2.14%
Global Alpha Class I	1.13%	1.13%
Global Alpha Class R3	1.83%	1.83%
Global Alpha Class R4	1.53%	1.53%
Global Alpha Class R5	1.23%	1.23%
Global Alpha Class Y	1.15%	1.15%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Robert L. Evans

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Mark H. Sullivan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

John Soukas

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Global Alpha Fund returned 0.53%, before sales charge, for the twelve-month period ended October 31, 2015, outperforming the Fund’s benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 0.02% for the same period. The Fund also outperformed the -1.74% average return of the Lipper Absolute Return Funds peer group, a group of funds that seek positive returns in all market conditions. The Funds in the Lipper Absolute Return Funds peer group are not benchmarked against a traditional long only market index but rather have the aim of outperforming a cash or risk-free benchmark.

Why did the Fund perform this way?

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third quarter of 2015.

Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central

Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the U.S. Federal Reserve (Fed) charted a course for ending quantitative easing.

In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained as conditions that may make future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. Consumer fundamentals remained strong, supported by income gains, elevated confidence, and falling unemployment. Housing-market indicators continued to exhibit strength, with increases in building permits and new home sales, tight inventories, and steady gains in existing-home prices. Consumer-price inflation fell below zero for the first time since January, complicating the Fed’s decision on when to initiate rate hikes.

After declining in the first quarter of 2015, government bond yields moved sharply higher in the second quarter as economic outlooks

3

The Hartford Global Alpha Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. In the third quarter, global government bond yields fell across most developed market economies as China’s weakness, Greece’s ongoing bailout saga, and uncertainty about the timing of Fed tightening bolstered demand for safe-haven assets.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

Our quantitatively-oriented country positioning is primarily implemented through the use of exchange-traded government bond futures. Our currency and duration positioning is primarily implemented through the use of currency forward contracts and through the use of exchange-traded government bond futures and to a lesser extent, using over the counter derivative instruments including interest rate swaps. Our credit positioning is primarily implemented through the use of cash bonds and credit default swaps.

The Fund’s macro and credit strategies contributed positively to results over the twelve-month period while quantitative strategies detracted. Within macro strategies, our duration and currency strategies were the primary contributors to returns. Our overweight duration positions in front-end and intermediate U.K. interest rates were positive contributors as weakening cycle data and weak inflation pushed out policy tightening expectations from the Bank of England (BoE). Tactical long exposures in peripheral European countries such as Italy, Spain and Portugal all contributed to performance over the period as the ECB’s continuing quantitative easing (QE) program drove European sovereign yields lower. Within currency strategies, our short positions in the Australian dollar and the Euro contributed to results over the period. The short Australian dollar position benefited from further iron ore declines as well as the growth slowdown in China. The Euro continued to depreciate against the USD in 2015 as the Fed looks poised to be the first central bank globally to hike rates while the European cycle remains in slowdown and the ECB has remained committed to its quantitative easing program. Our long position in the Swedish Krona (SEK) also contributed to results on further signs of strength amidst easing in Europe which created regional distortions.

Within our quantitative strategies, our country relative value positions detracted from returns. Quantitative country rotation strategies detracted from performance during the period primarily driven by our long U.S. 10-year vs U.K. 10-year positions as spreads widened during the last quarter of 2014. In addition, long U.S. 10-year and 30-year versus Australia 10-year positions and long U.S. 30-year versus Canada 10-year positions helped partially offset the negative results as spreads tightened during the period.

Within credit, our modest positioning in investment grade credit, high yield credit, and securitized debt contributed to performance as spreads generally tightened during the period, driven by investors’ continued search for yield and positive market technicals. Despite high yield spreads widening year over year, our heavier emphasis on high yield credit earlier in the year, when spreads tightened, as well as tactical movements within the asset class enabled us to deliver positive returns for the Fund.

What is the outlook?

We believe that global growth is slowing, as problems in emerging markets begin to bring increasing downside risks for developed market economies. We believe that policy and economic divergences across regions remain large – the U.S., UK, and Japan are closer to full employment while Europe is still a long way off. We ended the period with a duration of 1.05 years. We held short duration positions in Japan, Canada, and Germany, while our long duration positions were in the U.S., UK, and Australia. We continue to tactically manage exposure to credit, favoring USD-denominated credit and short exposure to emerging markets credit.

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Aaa / AAA	34.4%
A	0.2
Baa / BBB	4.5
Ba / BB	1.1
B	4.5
Caa / CCC or Lower	0.9
Not Rated	22.5
Non-Debt Securities and Other Short-Term Instruments	30.5
Other Assets & Liabilities	1.4

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

4

The Hartford Global Alpha Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Diversification by Security Type

as of October 31, 2015

Category	Percentage of Net Assets
Equity Securities
Convertible Preferred Stocks	0.2%

Total	0.2%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	4.6%
Corporate Bonds	10.4
Foreign Government Obligations	25.0
U.S. Government Securities	28.1

Total	68.1%

Short-Term Investments	30.2%
Purchased Options	0.1
Other Assets & Liabilities	1.4

Total	100.0%

5

The Hartford Global Real Asset Fund (consolidated) inception 05/28/2010

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	5 Years	Since Inception[1]
Global Real Asset A2	-17.21%	-5.35%	-3.16%
Global Real Asset A3	-21.76%	-6.41%	-4.16%
Global Real Asset C2	-17.84%	-6.03%	-3.87%
Global Real Asset C3	-18.66%	-6.03%	-3.87%
Global Real Asset I2	-16.98%	-5.09%	-2.90%
Global Real Asset R3[2]	-17.39%	-5.54%	-3.37%
Global Real Asset R4[2]	-17.18%	-5.30%	-3.11%
Global Real Asset R5[2]	-16.97%	-5.05%	-2.86%
Global Real Asset Y2	-16.94%	-5.00%	-2.81%
MSCI All Country World Commodity Producers Index	-24.61%	-5.78%	-2.67%
Barclays U.S. TIPS 1-10 Year Index	-1.24%	1.47%	2.24%
Bloomberg Commodity Index Total Return	-25.72%	-9.85%	-6.36%
Global Real Asset Fund Blended Index	-16.70%	-3.29%	-0.91%

[1]	Inception: 05/28/2010
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Commodity Producers Index is a free float-adjusted market capitalization index that is designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Bloomberg Commodity Index Total Return (formerly Dow Jones UBS Commodities Index) is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).

Global Real Asset Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 55% MSCI All Country World Commodity Producers Index, 35% Barclays U.S. TIPS 1-10 Year Index and 10% Bloomberg Commodity Index Total Return.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

The Hartford Global Real Asset Fund (consolidated)

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Global Real Asset Class A	1.26%	1.53%
Global Real Asset Class C	2.01%	2.28%
Global Real Asset Class I	1.01%	1.20%
Global Real Asset Class R3	1.51%	1.91%
Global Real Asset Class R4	1.21%	1.48%
Global Real Asset Class R5	0.96%	1.19%
Global Real Asset Class Y	0.91%	1.08%

*	Actual expenses may be higher or lower. Please see accompanying Consolidated Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses.

Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

Effective on November 1, 2015. the Fund’s total annual fund operating expense table in the prospectus, as supplemented August 13, 2015, shows the Fund’s revised net expense ratios as 1.26%, 2.01%, 1.01%, 1.51%, 1.21%, 0.96% and 0.91% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively, and reflects contractual expense reimbursements in place until February 28, 2017. The gross expense ratios shown in the supplement are 1.53%, 2.28%, 1.20%, 1.91%, 1.48%, 1.19%, and 1.08% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively. Expenses shown include expenses of the Underlying Funds.

Portfolio Managers

Scott M. Elliott

Senior Managing Director and Asset Allocation Portfolio Manager

Wellington Management Company LLP

Brian M. Garvey

Senior Managing Director and Asset Allocation Portfolio Manager

Wellington Management Company LLP

Jay Bhutani

Managing Director, Global Industry Analyst and Natural Resources Portfolio Manager

Wellington Management Company LLP

David A. Chang, CFA

Senior Managing Director and Commodities Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Global Real Asset Fund returned -17.21%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the custom benchmark (55% MSCI All Country World Commodity Producers Index, 35% Barclays U.S. TIPS 1 – 10 Year Index, and 10% Bloomberg Commodity Index Total Return), which returned -16.70% for the same period. The Fund also underperformed the -2.65% average return of the Lipper Flexible Portfolio Funds peer group, a group of funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. For the period, the MSCI All Country World Commodity Producers Index returned -24.61%, the Barclays U.S. TIPS 1-10 Year Index returned -1.24%, and the Bloomberg Commodity Index Total Return returned -25.72%.

Why did the Fund perform this way?

Equities that are sensitive to movements in inflation posted negative returns over the period, driven primarily by Energy and Metals &

Mining. Within Energy, crude oil prices dropped significantly over the first half of the period, driven by oversupply concerns from sustained production from the Organization of Petroleum Exporting Countries (OPEC) and the U.S. Most notably, OPEC announced its intention to maintain production quotas despite high levels of supply. The decision contrasted with the cartel’s willingness in years past to put a floor under global oil prices. The impact to the top line for oil producers, and questions around the balance sheets of highly levered producers, particularly firms engaged in hydraulic fracturing (“fracking”), weighed on equities. Crude oil rallied a bit during the beginning of the second half of the period, boosted by signals of slowing U.S. production growth following U.S. producers’ capital-spending cuts, but oversupply concerns quickly rematerialized as prices hit a six-year low in August. Natural gas producers were affected by declines in natural gas prices, another large decliner within Energy; the price of natural gas was weighed down by weak demand due to an unseasonably warm winter in 2014-2015 and another warm winter forecast for 2015 into 2016.

7

The Hartford Global Real Asset Fund (consolidated)

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

The economic dynamics within China played a primary role in the performance of industrial metals producers over the period. On the supply side, Chinese producers continued to expand the supply of industrial metals in the market, creating downward price pressure. On the demand side, concerns around slowing Chinese growth further forced prices down. A strengthening U.S. dollar also negatively affected industrial metals. Nickel and copper were the most affected metals within the sector. Precious metals fell slightly over the period, as economic concerns and a strong dollar negatively affected prices. Agriculture and Livestock commodities fell over the period as better than expected weather led to higher supply and inventory.

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained as conditions that may make future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

Treasury Inflation Protected Securities (TIPS) returned -1.24% during the period as represented by the Barclays U.S. TIPS 1 – 10 Year Index. Yields rose slightly all along the yield curve, as inflation expectations fell, though a larger jump in the front end of the yield curve, caused rates on shorter-dated maturities to detract more than those of longer term instruments.

Commodities returned -25.72% during the period as represented by the Bloomberg Commodity Index Total Return. All four commodity sectors saw negative returns. The biggest declines were in the Energy sector, in particular natural gas and crude oil, and the Industrial Metals sector, in particular nickel and aluminum. Within Agriculture and Livestock, coffee and lean hogs posted the biggest declines, while both gold and silver led the Precious Metals sector lower.

The Fund has four primary levers to generate investment performance: inflation-related equity investments, inflation-related fixed income investments, commodity investments, and asset allocation among stocks, bonds, commodities, and cash. The Fund’s underperformance as compared to its custom benchmark was driven primarily by an underweight to U.S. TIPs and overweight to commodities, relative to the benchmark. In addition, weak security selection within the Agriculture portion of the Fund detracted from relative results. Within the Fund’s energy holdings, the allocation to upstream energy producers was a driver of underperformance relative to the custom benchmark during the period; the bias towards upstream names in the continuing energy selloff had a negative impact on performance. On the other hand, the Fund’s holdings in core energy equities, such as diversified integrated oils, were a contributor to relative performance. In addition, the Fund’s investments in international equities and infrastructure equities, in particular utility companies, contributed positively to relative performance.

The commodities portion of the Fund underperformed the Bloomberg Commodity Index Total Return primarily due to a significant underweight to Agriculture and Livestock and an overweight to Energy, such as crude oil. Security selection within precious metals also detracted from performance relative to the Bloomberg Commodity Index Total Return, as did contract selection within Agriculture and Livestock. This was partially offset by strong security and contract selection within Energy.

Commodities exposure is gained through derivatives, primarily total return swaps and futures. As described above, these derivatives detracted from performance relative to the custom benchmark.

What is the outlook?

The challenging environment for inflation-sensitive assets continues as these types of investments suffered through additional volatility during the period. The energy markets remain the driving force for real asset performance and the self-corrective forces in the oil industry appear to be coming to the forefront. In the midst of this difficult environment, we see signs of what appears to be emerging positive forces that could potentially help rebalance the market. First, oil supply projections have been revised down recently across the globe (this includes the U.S., Brazil, Colombia, and Iraq). Secondly, companies are now positioning themselves for a lower price environment with budgets and expenditures that are more closely linked to current cash flows. Globally, we believe that fundamentals remain challenged in the near-term as Iran has ramped up its oil exports and both Saudi Arabia and Iraq are producing at decade-high levels keeping oversupply worries afloat. Concerns regarding a slowdown in global demand are also a current negative for real assets.

8

The Hartford Global Real Asset Fund (consolidated)

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Looking at the natural resource space more broadly, the transitioning Chinese economy continues to be a major factor. Consumption growth remains strong, whereas growth in fixed asset investments continues to be weak. The relatively modest depreciation of the Chinese Yuan (CNY) in August focused investors’ attention on the global importance of the Chinese economy broadly, beyond industries like energy and mining. The Chinese economy clearly faces important challenges, and the path toward its new long-term growth rate may become even bumpier. We believe, however, that it is more likely that wealth creation in China continues, aided by good infrastructure, openness to global trade and new technologies, an increasingly well-educated population, policies encouraging competition, a continued focus on reforms, and a strong entrepreneurial spirit.

We believe that the industrial metals equities sector is very vulnerable to the sustained weakness within fixed asset investment in China and we are cautious with respect to that sector. We also have a negative view of the Chinese Yuan and anticipate further devaluations in the currency. As oil prices have been under pressure, we believe these price levels represent a buying opportunity and we maintain our belief that current prices are below the marginal cost of many producers. Finally, we believe that the interest rate environment will stay lower for longer and favor longer-duration TIPs.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	1.0%
Consumer Staples	2.0
Energy	31.8
Exchange Traded Funds	0.2
Financials	4.0
Health Care	0.1
Industrials	3.4
Information Technology	1.2
Materials	11.0
Telecommunication Services	1.1
Utilities	9.2

Total	65.0%

Fixed Income Securities
Foreign Government Obligations	3.3%
U.S. Government Securities	18.1

Total	21.4%

Short-Term Investments	10.1%
Other Assets & Liabilities	3.5

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

9

The Hartford Global Real Asset Fund (consolidated)

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Diversification by Country

as of October 31, 2015

Country	Percentage of Net Assets
Australia	1.0%
Austria	0.1
Belgium	0.5
Bermuda	0.0
Brazil	1.6
Canada	6.8
Chile	0.0
China	1.4
Colombia	0.0
Denmark	0.1
Egypt	0.0
Finland	0.0
France	2.9
Germany	0.6
Hong Kong	2.2
India	0.3
Indonesia	0.0
Israel	0.6
Italy	2.6
Japan	6.8
Jersey	0.2
Luxembourg	0.0
Malaysia	0.0
Mexico	1.1
Netherlands	3.2
Norway	1.1
Peru	0.0
Philippines	0.0
Poland	0.0
Russia	1.2
Singapore	0.3
South Africa	1.3
South Korea	1.1
Spain	0.6
Sweden	0.0
Switzerland	1.2
Taiwan	0.1
Thailand	0.1
Turkey	0.4
Ukraine	0.0
United Kingdom	5.2
United States	41.8
Zambia	0.0
Short-Term Investments	10.1
Other Assets & Liabilities	3.5
Purchased Options	0.0

Total	100.0%

10

Hartford Long/Short Global Equity Fund inception 08/29/2014

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide long-term capital appreciation

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	Since Inception[1]
Long/Short Global Equity A2	6.55%	2.13%
Long/Short Global Equity A3	0.69%	-2.68%
Long/Short Global Equity C2	5.72%	1.36%
Long/Short Global Equity C3	4.72%	1.36%
Long/Short Global Equity I2	6.76%	2.30%
Long/Short Global Equity Y2	6.86%	2.38%
MSCI All Country World Index	0.50%	-1.72%
Hedge Fund Research, Inc. Equity Hedge Index	-0.96%	-1.04%

[1]	Inception: 08/29/2014
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

Hedge Fund Research, Inc. Equity Hedge Index is an unmanaged index of accounts that maintain positions both long and short in primarily equity and equity derivative securities.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

Hartford Long/Short Global Equity Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Long/Short Global Equity Class A	3.02%	3.32%
Long/Short Global Equity Class C	3.77%	4.07%
Long/Short Global Equity Class I	2.77%	3.08%
Long/Short Global Equity Class Y	2.62%	3.08%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Kenneth L. Abrams

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Donald S. Tunnell

Senior Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Long/Short Global Equity Fund returned 6.55%, before sales charge, for the twelve-month period ended October 31, 2015, outperforming the MSCI All Country World Index, which returned 0.50% for the same period. The Fund outperformed the Hedge Fund Research, Inc. Equity Hedge Index, which returned -0.96% for the same period. The Fund also outperformed the 0.40% average return of the Lipper Alternative Long Short Global Equity Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities, as measured by the MSCI All Country World Index, rose modestly over the period. The rally in stocks that took place toward the beginning of the period came to a halt in the third quarter of 2015 as global equities tumbled, posting their worst quarterly return in four years. The period ended on a strong note as equities surged in October. During the period, U.S. equities outperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

During the first half of the fiscal year, there were many negative headlines causing investors to be uneasy: Europe’s economy remained near stall speed, oil prices plunged, Chinese manufacturing data disappointed, and questions again rose around Greece’s future in the European Union. Despite the negative headlines, Europe was a bright spot during the beginning of the period due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. During the first half of the fiscal year, the Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with further rate cuts, and the European Central Bank (ECB) announced a €1.14 trillion open-ended sovereign debt quantitative easing program to combat record-low inflation and stimulate growth in Europe. In late June, the Greek debt crisis took center stage. Negotiations between Greece and its creditors regarding Greece’s loan repayments broke down and Greece missed its scheduled loan payment due to the International Monetary Fund on June 30.

In the second half of the fiscal year, worries about an economic growth slowdown in China dominated the market narrative. Fears were amplified near the middle of August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth backdrop. During September, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the ECB cut in its Eurozone growth and inflation outlook and the downgrade of Brazil’s debt to below investment-grade. Global equities rallied in October amid increasing signs of extended monetary policy accommodation by major central banks.

Five of the ten sectors in the MSCI All Country World Index fell during the period. Energy (-22%), Materials (-12%), and Utilities (-5%) declined the most while returns in Consumer Discretionary (+13%), Information Technology (+8%), and Consumer Staples (+8%) led the broader market.

The Fund invests primarily in the global small-cap universe which can hurt or assist when small-caps underperform or outperform the MSCI All Country World Index, respectively. There are two main

12

Hartford Long/Short Global Equity Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

drivers of Fund performance: whether stocks in the long portion of the portfolio generate positive returns and whether stocks in the short portion of the portfolio generate negative returns.

The Fund had a positive absolute return and outperformed the MSCI All Country World Index during the period. Global equity markets rose modestly led by small-cap stocks which assisted performance for the Fund. The combination of positive market returns and strong stock selection in the long and short portions of the Fund drove performance.

In the long portion of the Fund, on an absolute basis, performance was strongest within the Industrials, Consumer Discretionary, and Telecommunication Services sectors. On a country basis, absolute performance was strongest within the United Kingdom, the United States, and Japan. Anacor Pharmaceuticals (Healthcare) and Swift Transportation (Industrials) were the top absolute contributor and detractor, respectively, to the long portfolio. Shares of Anacor, a U.S.-based biopharmaceutical company focused on discovering, developing and commercializing small-molecule therapeutics, rose on positive test results of the company’s lead product candidate, a non-steroidal topical PDE-4 inhibitor in development for the potential treatment of mild-to-moderate atopic dermatitis and psoriasis. Shares of Swift Transportation, a U.S.-based transportation services company, operating a fleet of truckload equipment in North America, fell on guidance that their customers were opting for longer term contracts with lower margins, and logistical challenges including delays in delivery of new equipment and trucks.

The short portion of the Fund contributed to absolute performance as a volatile market environment created opportunities for this portion of the portfolio. Short positions contributed the most to absolute returns in the Industrials, Energy, and Materials sectors; however, this was partially offset by short positions in the Financials sector, which detracted from absolute performance. On a country basis, short positions in the United States, South Africa, and Hong Kong contributed to absolute performance over the period while short positions in Italy, Japan, and the United Kingdom detracted.

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Despite significant volatility during the period, we remain fundamentally positive about global growth prospects and believe market concerns are too high. We continue to find what we consider to be areas of the market with attractive opportunities. On the long side, our bottom-up process is driven by fundamental research at the company level and supported by our top down quantitative and macro analytic tools. On the short side, we utilize quantitative model and optimization processes to build a short portfolio of securities that we believe are more likely to underperform the index over time, while maintaining the intended profile of the Fund.

At the end of the period, our largest sector exposures on a net basis were to Consumer Discretionary, Information Technology, and Financials, while Utilities and Consumer Staples were the smallest. On a country basis, the United States and Germany represented the largest net country exposures. At the end of the period, net equity exposure was in line with our target.

Diversification by Sector

as of October 31, 2015

Sector	Percentage of Net Assets
Long Positions
Equity Securities
Consumer Discretionary	21.2%
Consumer Staples	5.6
Energy	4.0
Financials	29.6
Health Care	8.0
Industrials	18.4
Information Technology	17.2
Materials	8.1
Telecommunication Services	4.1
Utilities	1.3

Total	117.5%

Short-Term Investments	0.6
Securities Sold Short
Equity Securities
Consumer Discretionary	(10.5)%
Consumer Staples	(3.8)
Energy	(1.1)
Financials	(15.1)
Health Care	(2.7)
Industrials	(10.2)
Information Technology	(7.5)
Materials	(4.9)
Utilities	(2.3)

Total	(58.1)

Other Assets & Liabilities	40.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

13

Hartford Long/Short Global Equity Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Diversification by Country - Long Positions

as of October 31, 2015

Country	Percentage of Net Assets
Argentina	0.8%
Australia	2.8
Austria	1.4
Brazil	2.0
Canada	1.2
Chile	0.3
China	2.8
Denmark	1.0
France	0.8
Germany	3.4
Hong Kong	2.1
Hungary	0.7
Indonesia	0.6
Ireland	3.3
Israel	2.3
Italy	3.5
Japan	9.7
Luxembourg	1.3
Malaysia	0.5
Mexico	0.6
South Africa	1.2
South Korea	0.6
Spain	2.4
Taiwan	0.4
United Kingdom	9.1
United States	62.7
Short-Term Investments	0.6

Total Long Positions	118.1
Securities Sold Short	(58.1)
Other Assets & Liabilities	40.0

Total	100.0%

Diversification by Country - Securities Sold Short

as of October 31, 2015

Country	Percentage of Net Assets
Australia	(0.2)%
Austria	(1.7)
Belgium	(0.7)
Canada	(0.4)
China	(0.5)
Denmark	(0.5)
Finland	(0.5)
France	(1.4)
Germany	(1.5)
Hong Kong	(1.0)
Italy	(1.1)
Japan	(7.1)
Mexico	(0.5)
Netherlands	(1.4)
Singapore	(0.5)
South Africa	(1.8)
Spain	(0.4)
Sweden	(0.9)
Switzerland	(0.6)
United Kingdom	(5.3)
United States	(30.1)

Total	(58.1)%

14

Hartford Real Total Return Fund inception 11/29/2013

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term real total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/15)

	1 Year	Since Inception[1]
Real Total Return A2	-4.35%	-1.73%
Real Total Return A3	-9.61%	-4.58%
Real Total Return C2	-5.00%	-2.43%
Real Total Return C3	-5.91%	-2.43%
Real Total Return I2	-4.13%	-1.41%
Real Total Return R3[2]	-4.67%	-2.05%
Real Total Return R4[2]	-4.36%	-1.78%
Real Total Return R5[2]	-4.14%	-1.52%
Real Total Return Y2	-4.03%	-1.41%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%	0.03%
Consumer Price Index + 5%	5.17%	7.05%

[1]	Inception: 11/29/2013
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Consumer Price Index (CPI) + 5% is a custom benchmark created by adding 5% to the annual percentage change in the CPI. The CPI is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. The Fund measures its performance against its secondary performance benchmark, the Consumer Price Index +5%, over a full market cycle, which typically lasts several years. At certain periods during a market cycle, the Fund’s performance may not be in line with that of the secondary performance benchmark and there can be no assurance the CPI or any other index will reflect the exact level of inflation at any given time.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

15

Hartford Real Total Return Fund

Manager Discussion

October 31, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Real Total Return Class A	1.72%	1.72%
Real Total Return Class C	2.43%	2.43%
Real Total Return Class I	1.41%	1.41%
Real Total Return Class R3	2.02%	2.07%
Real Total Return Class R4	1.72%	1.77%
Real Total Return Class R5	1.42%	1.47%
Real Total Return Class Y	1.32%	1.37%

*	Actual expenses may be higher or lower. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2015.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Richard A. Wurster, CFA, CMT

Managing Director and Asset Allocation Portfolio Manager

Wellington Management Company LLP

Stephen A. Gorman, CFA

Senior Managing Director and Director of Tactical Asset Allocation

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Real Total Return Fund returned -4.35%, before sales charge, for the twelve-month period ended October 31, 2015, underperforming the Fund’s benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 0.02% for the same period. The Fund also underperformed the -1.74% average return of the Lipper Absolute Return Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities, as measured by the MSCI All Country World Index, rose modestly over the period. The rally in stocks that took place toward the beginning of the period came to a halt in the third quarter of 2015 as global equities tumbled, posting their worst quarterly return in four years. The period ended on a strong note as equities surged in October. During the period, U.S. equities outperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

During the first half of the fiscal year, there were many negative headlines causing investors to be uneasy: Europe’s economy remained near stall speed, oil prices plunged, Chinese manufacturing data disappointed, and questions again rose around Greece’s future in the European Union. Despite the negative headlines, Europe was a bright spot during the beginning of the period due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. During the first half of the fiscal year, the Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with further rate cuts, and the European Central Bank (ECB) announced a €1.14 trillion open-ended sovereign debt quantitative easing program to combat record-low inflation and stimulate growth in Europe. In late June, the Greek debt crisis took center stage. Negotiations between Greece and its creditors regarding Greece’s loan repayments broke down and Greece missed its scheduled loan payment due to the International Monetary Fund on June 30.

In the second half of the fiscal year, worries about an economic growth slowdown in China dominated the market narrative. Fears were amplified near the middle of August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth backdrop. During September, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the ECB’s cut in its Eurozone growth and inflation outlook and the downgrade of Brazil’s debt to below investment-grade. Global equities rallied in October amid increasing signs of extended monetary policy accommodation by major central banks.

Fixed income markets were volatile and under significant pressure over the twelve-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, the increased risk of a Greek exit from the Eurozone, and deepening fears about the Chinese economic slowdown and potential spillover effects. Meanwhile, oil prices continued to be extremely volatile over the period, having rebounded from record lows at the start of the

16

Hartford Real Total Return Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

year but falling again in the third quarter of 2015. Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the U.S., data released during the period continued to highlight the divergent themes affecting the economy. The fragile global economy, a stronger dollar, and lower oil prices remained as conditions that may make future growth difficult for the manufacturing sector, where activity hit a two-year low in September. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results.

Most global government bond yields fell over the twelve-month period. In the U.S., the yield curve flattened as short-term rates rose, while longer-term rates declined. Most credit risk sectors posted positive absolute returns amid declining interest rates, but underperformed duration-equivalent government bonds. Corporate spreads, particularly high yield, widened over the volatile period on falling oil prices as well as rising concerns that the deterioration in China’s economic growth outlook would have a meaningful adverse impact on commodity prices and, more broadly, on global economic growth.

Treasury Inflation Protected Securities (TIPS) returned -1.24% during the period as represented by the Barclays U.S. TIPS 1-10 Year index. U.S. real yields rose and steepened while break-evens, the difference between U.S. Treasury yield and U.S. Treasury Inflation-Protected Securities (TIPS) yield returns, fell across the board during the period; consequently, longer dated maturities underperformed shorter-dated maturities.

Commodities returned -25.72% during the period as represented by the Bloomberg Commodities Index. Precious metals declined the least while Energy, in particular natural gas and crude oil declined the most.

Positions within both the portfolio’s market exposure and risk management detracted from relative performance during the period. Active manager performance contributed during the period.

Within the market exposure allocation, primary detractors during the period included the Fund’s holdings of global government bonds, particularly long exposure to Greek government bonds and short exposure to Japanese government bonds. Equity exposure also detracted during the period. The portfolio’s exposure to inflation-sensitive equities and exposure to the broad Italian equity market via futures, as well as Greek equity positions were key detractors. Exposure to broad market commodities through exchange traded funds (ETF) was also a detractor from performance.

Our currency positioning implemented via currency forwards and U.S. TIPS exposure contributed to relative performance during the period. Among currencies, long exposure to the U.S. dollar relative to the Japanese yen, Brazilian real, and Euro drove positive results.

The active manager allocations contributed positively to returns during the period, but did not offset the negative contribution from the portfolio’s market exposures. The equity and multi-asset strategies contributed to performance, while fixed income and currency detracted. Within our equity strategies, security selection within Japanese equities contributed the most. Multi-asset strategies also benefited from exposure to equities and equity-related derivatives, volatility and participation in the new and secondary issue market. This multi-asset strategies portfolio uses derivatives extensively in its implementation. Within fixed income and currency, long exposure to the Canadian dollar and Australian dollar detracted as did short exposure to U.K. and Australian government bonds. These strategies are implemented using futures and currency forwards.

As described above, derivatives were integral to the management of the portfolio and had an impact on performance within both the market exposures and active manager allocations. These instruments were used across asset classes in portfolio implementation.

What is the outlook?

We believe that the trend in equity markets has eroded and as a result, we have significantly reduced our equity exposure, as we do not believe valuations offset this trend erosion. The exposure we do have remains concentrated in Europe and Japan where we believe valuations are reasonable, central banking policy remains easy, and fundamental data is holding up. We continue to see attractive return opportunities in both Mexican inflation linked bonds and U.S. inflation linked bonds. Though the portfolio has limited exposure to commodities through ETFs, we are looking for opportunities in that sector as we believe commodities are now more attractively valued.

Diversification by Country

as of October 31, 2015

Country	Percentage of Net Assets
Australia	3.1%
Brazil	0.4
Canada	0.6
China	0.4
Denmark	0.1
France	2.2
Germany	1.6
Greece	2.5
Hong Kong	0.1
Ireland	0.1
Italy	0.5
Japan	21.7
Luxembourg	0.4
Mexico	12.4
Netherlands	0.0
Singapore	0.1
Sweden	0.1
Thailand	0.1
United Kingdom	0.5
United States	33.4
Short-Term Investments	0.4
Other Assets & Liabilities	18.1
Purchased Options	1.2

Total	100.0%

17

Hartford Real Total Return Fund

Manager Discussion – (continued)

October 31, 2015 (Unaudited)

Credit Exposure

as of October 31, 2015

Credit Rating*	Percentage of Net Assets
Aaa / AAA	9.3%
A	12.4
Baa / BBB	0.4
Ba / BB	0.3
B	0.5
Caa / CCC or Lower	0.8
Not Rated	0.7
Non-Debt Securities and Other Short-Term Instruments	57.5
Other Assets & Liabilities	18.1

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of October 31, 2015

Category	Percentage of Net Assets
Equity Securities
Common Stocks	46.6%
Convertible Preferred Stocks	0.7
Exchange Traded Funds	8.4
Preferred Stocks	0.1
Warrants	0.1

Total	55.9%

Fixed Income Securities
Convertible Bonds	1.5%
Corporate Bonds	0.8
Foreign Government Obligations	15.8
U.S. Government Securities	6.3

Total	24.4%

Short-Term Investments	0.4%
Purchased Options	1.2
Other Assets & Liabilities	18.1

Total	100.0%

18

Alternative Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2015 through October 31, 2015.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Hartford Global Alpha Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Annualized Expense Ratio	Days in the Current 1/2 Year	Days in the Full Year
Class A	$1,000.00	$1,003.20	$6.31	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class C	$1,000.00	$998.90	$10.13	$1,000.00	$1,015.07	$10.21	2.01%	184	365
Class I	$1,000.00	$1,004.20	$5.10	$1,000.00	$1,020.11	$5.14	1.01%	184	365
Class R3	$1,000.00	$1,001.10	$8.52	$1,000.00	$1,016.69	$8.59	1.69%	184	365
Class R4	$1,000.00	$1,003.20	$7.02	$1,000.00	$1,018.20	$7.07	1.39%	184	365
Class R5	$1,000.00	$1,004.20	$5.51	$1,000.00	$1,019.71	$5.55	1.09%	184	365
Class Y	$1,000.00	$1,005.20	$5.05	$1,000.00	$1,020.16	$5.09	1.00%	184	365

19

Alternative Funds

Expense Examples (Unaudited) – (continued)

The Hartford Global Real Asset Fund (consolidated)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Annualized Expense Ratio	Days in the Current 1/2 Year	Days in the Full Year
Class A	$1,000.00	$857.00	$5.62	$1,000.00	$1,019.16	$6.11	1.20%	184	365
Class C	$1,000.00	$854.20	$9.11	$1,000.00	$1,015.38	$9.91	1.95%	184	365
Class I	$1,000.00	$858.90	$4.45	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class R3	$1,000.00	$856.40	$6.78	$1,000.00	$1,017.90	$7.38	1.45%	184	365
Class R4	$1,000.00	$857.30	$5.38	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class R5	$1,000.00	$859.10	$4.22	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class Y	$1,000.00	$859.10	$3.98	$1,000.00	$1,020.92	$4.33	0.85%	184	365

Hartford Long/Short Global Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Annualized Expense Ratio	Days in the Current 1/2 Year	Days in the Full Year
Class A	$1,000.00	$989.40	$22.36	$1,000.00	$1,002.72	$22.51	4.46%	184	365
Class C	$1,000.00	$985.50	$26.22	$1,000.00	$998.79	$26.40	5.24%	184	365
Class I	$1,000.00	$990.40	$21.82	$1,000.00	$1,003.28	$21.96	4.35%	184	365
Class Y	$1,000.00	$990.40	$21.12	$1,000.00	$1,003.98	$21.27	4.21%	184	365

Hartford Real Total Return Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period May 1, 2015 through October 31, 2015	Annualized Expense Ratio	Days in the Current 1/2 Year	Days in the Full Year
Class A	$1,000.00	$919.40	$8.18	$1,000.00	$1,016.69	$8.59	1.69%	184	365
Class C	$1,000.00	$915.60	$11.83	$1,000.00	$1,012.86	$12.43	2.45%	184	365
Class I	$1,000.00	$920.70	$6.39	$1,000.00	$1,018.55	$6.72	1.32%	184	365
Class R3	$1,000.00	$918.00	$9.67	$1,000.00	$1,015.12	$10.16	2.00%	184	365
Class R4	$1,000.00	$919.30	$8.22	$1,000.00	$1,016.64	$8.64	1.70%	184	365
Class R5	$1,000.00	$919.70	$6.77	$1,000.00	$1,018.15	$7.12	1.40%	184	365
Class Y	$1,000.00	$920.70	$6.29	$1,000.00	$1,018.65	$6.61	1.30%	184	365

20

The Hartford Global Alpha Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.6%
		Asset-Backed - Finance & Insurance - 2.9%
$	250,000	Dryden Senior Loan Fund 1.80%, 07/15/2026(1)(2)	$248,425
	250,000	Magnetite CLO Ltd. 1.74%, 07/25/2026(1)(2)	247,075
	250,000	OZLM Funding Ltd. 1.87%, 04/17/2026(1)(2)	248,375

			743,875

		Commercial Mortgage-Backed Securities - 1.0%
	20,000	GS Mortgage Securities Trust 3.58%, 06/10/2047(1)	14,013
	115,000	JP Morgan Chase Commercial Mortgage Securities Corp. 4.42%, 12/15/2047(1)(2)	97,799
	100,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.73%, 10/15/2045(1)(2)	67,694
	25,000	Morgan Stanley Capital I Trust 5.18%, 07/15/2049(1)(2)	22,074
	50,000	UBS-Barclays Commercial Mortgage Trust 4.09%, 03/10/2046(1)(2)	41,140
	25,000	WF-RBS Commercial Mortgage Trust 3.02%, 11/15/2047(1)	16,301

			259,021

		Whole Loan Collateral CMO - 0.7%
	15,302	Alternative Loan Trust 0.52%, 11/25/2035(2)	12,590
	6,524	Alternative Loan Trust 2006-OA3 0.40%, 05/25/2036(2)	5,176
	17,849	CHL Mortgage Pass-Through Trust 6.25%, 09/25/2036	16,994
		Connecticut Avenue Securities
	25,000	2.80%, 05/25/2024(2)	21,792
	30,000	3.20%, 07/25/2024(2)	27,047
	20,000	4.20%, 05/25/2025(2)	19,024
	11,080	Countrywide Alternative Loan Trust 0.39%, 09/25/2046(2)	9,591
	23,304	GMAC Mortgage Corp. Loan Trust 3.10%, 09/19/2035(2)	21,687
	26,442	WaMu Mortgage Pass-Through Certificates Series Trust 2.14%, 09/25/2046(2)	24,075
	8,250	Wells Fargo Mortgage Backed Securities Trust 2.74%, 10/25/2036(2)	7,814

			165,790

		Total Asset & Commercial Mortgage Backed Securities (cost $1,167,577)	$1,168,686

CORPORATE BONDS - 10.4%
		Auto Manufacturers - 0.4%
EUR	100,000	CNH Industrial Finance Europe S.A. 2.75%, 03/18/2019(3)	$108,261

		Auto Parts & Equipment - 0.4%
	100,000	Conti-Gummi Finance B.V. 2.50%, 03/20/2017(3)	113,135

		Commercial Banks - 1.8%
	50,000	Bank of America Corp. 0.65%, 05/23/2017(2)	54,692
$	210,000	Barclays Bank plc 4.38%, 09/11/2024	206,258

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 10.4% - (continued)
		Commercial Banks - 1.8% - (continued)
$	30,000	Morgan Stanley 3.88%, 04/29/2024	$30,856
		Royal Bank of Scotland Group plc
	115,000	6.00%, 12/19/2023	124,846
	50,000	9.50%, 03/16/2022(2)(3)	54,548

			471,200

		Commercial Services - 0.4%
	75,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.25%, 03/15/2025(1)	74,719
	35,000	United Rentals North America, Inc. 4.63%, 07/15/2023	35,153

			109,872

		Diversified Financial Services - 2.0%
	165,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.63%, 10/30/2020	170,981
		Ally Financial, Inc.
	25,000	3.25%, 02/13/2018	25,125
	50,000	3.75%, 11/18/2019	50,650
	25,000	International Lease Finance Corp. 6.25%, 05/15/2019	27,188
CAD	300,000	PSP Capital, Inc. 2.94%, 12/03/2015	229,825

			503,769

		Electric - 0.3%
		American Electric Power Co., Inc.
$	25,000	1.65%, 12/15/2017	24,927
	50,000	2.95%, 12/15/2022	48,547

			73,474

		Healthcare-Services - 0.6%
	70,000	Fresenius Medical Care U.S. Finance II, Inc. 5.63%, 07/31/2019(1)	76,125
	35,000	Tenet Healthcare Corp. 6.75%, 06/15/2023	34,737
	30,000	UnitedHealth Group, Inc. 4.75%, 07/15/2045	31,890

			142,752

		Home Builders - 0.1%
	30,000	MDC Holdings, Inc. 5.50%, 01/15/2024	30,600

		Household Products/Wares - 0.3%
	60,000	Spectrum Brands, Inc. 6.38%, 11/15/2020	64,050

		Machinery-Diversified - 0.4%
		CNH Industrial Capital LLC
	75,000	3.63%, 04/15/2018	75,187
	35,000	3.88%, 07/16/2018(1)	35,088

			110,275

		Media - 0.4%
	15,000	CCO Safari II LLC 4.91%, 07/23/2025(1)	15,247
		Time Warner Cable, Inc.
	40,000	8.25%, 04/01/2019	46,627
	40,000	8.75%, 02/14/2019	46,889

			108,763

		Semiconductors - 0.1%
	35,000	Advanced Micro Devices, Inc. 6.75%, 03/01/2019	26,950

The accompanying notes are an integral part of these financial statements.

21

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 10.4% - (continued)
		Software - 0.3%
		First Data Corp.
$	45,000	7.00%, 12/01/2023	$45,788
	20,000	8.25%, 01/15/2021(1)	20,975

			66,763

		Telecommunications - 2.9%
CAD	330,000	Bell Canada Co. 3.60%, 12/02/2015	252,858
$	175,000	Deutsche Telekom International Finance B.V. 5.75%, 03/23/2016	178,212
	25,000	Frontier Communications Corp. 8.88%, 09/15/2020(1)	25,953
		Verizon Communications, Inc.
	250,000	0.70%, 11/02/2015	250,000
	27,000	5.01%, 08/21/2054	24,958

			731,981

		Total Corporate Bonds (cost $2,709,352)	$2,661,845

FOREIGN GOVERNMENT OBLIGATIONS - 25.0%
		Canada - 12.8%
CAD	220,000	Canada Housing Trust 2.45%, 12/15/2015	$168,602
		Canadian Government Bond
	650,000	1.00%, 11/01/2015	497,079
	600,000	3.00%, 12/01/2015	459,714
		Canadian Treasury Bill
	435,000	0.32%, 11/05/2015	332,651
	650,000	0.39%, 12/17/2015	496,830
	235,000	Ontario Treasury Bill 0.51%, 11/25/2015	179,650
	500,000	Province of Alberta 0.46%, 11/09/2015	382,337
		Quebec Treasury Bill
	325,000	0.50%, 11/13/2015	248,492
	640,000	0.52%, 12/23/2015	489,089

			3,254,444

		Italy - 1.5%
EUR	170,000	Italy Certificati di Credito del Tesoro 0.00%, 12/31/2015(4)	186,944
	175,000	Italy Certificati di Credito del Tesoro/ CCTS-eu 0.85%, 12/15/2015(2)	192,631

			379,575

		Japan - 8.4%
		Japan Treasury Discount Bill
JPY	50,000,000	0.00%, 11/24/2015(4)	414,348
	30,000,000	0.00%, 11/30/2015(4)	248,612
	40,000,000	0.00%, 12/14/2015(4)	331,483
	140,000,000	0.00%, 12/21/2015(4)	1,160,194

			2,154,637

		United Kingdom - 2.3%
GBP	170,000	United Kingdom Gilt 0.45%, 12/21/2015	261,883
	210,000	United Kingdom Treasury Bill 0.47%, 01/25/2016	323,322

			585,205

		Total Foreign Government Obligations (cost $6,350,259)	$6,373,861

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 28.1%
		U.S. Treasury Securities - 28.1%
		U.S. Treasury Notes - 28.1%
$	1,270,000	0.25%, 11/30/2015	$1,270,099
	1,060,000	0.25%, 12/15/2015	1,060,289
	1,250,000	0.25%, 12/31/2015	1,250,195
	1,175,000	0.38%, 11/15/2015	1,175,031
	530,000	0.38%, 01/31/2016	530,214
	760,000	1.38%, 11/30/2015(5)(6)	760,713
	25,000	2.00%, 02/15/2025	24,711
	1,075,000	4.50%, 11/15/2015	1,076,511

			7,147,763

		Total U.S. Government Securities (cost $7,148,550)	$7,147,763

CONVERTIBLE PREFERRED STOCKS - 0.2%
		Pharmaceuticals, Biotechnology & Life Sciences - 0.2%
	37	Allergan plc Series A, 5.50%	$38,725

		Total Convertible Preferred Stocks (cost $38,890)	$38,725

		Total Long-Term Investments (cost $17,414,629)	$17,390,880

SHORT-TERM INVESTMENTS - 30.2%
		Commercial Paper - 4.1%
	255,000	CBS Corp. 0.35%, 11/10/2015(7)	$254,976
	255,000	Comcast Corp. 0.37%, 11/12/2015(7)	254,969
CAD	350,000	Province of British Columbia 0.02%, 11/16/2015(7)	267,604
$	260,000	United Healthcare Co. 0.24%, 11/06/2015(7)	259,990

			1,037,539

		Discount Notes - 9.7%
		FHLB
	696,000	0.06%, 12/04/2015(7)	695,962
	1,015,000	0.06%, 12/09/2015(7)	1,014,930
	765,000	0.07%, 12/16/2015(7)	764,938

			2,475,830

		Other Investment Pools & Funds - 16.4%
	4,172,361	BlackRock Liquidity Funds TempFund Portfolio	4,172,361

		Total Short-Term Investments (cost $7,681,487)	7,685,730

Total Investments Excluding Purchased Options (cost $25,096,116)	98.5%	$25,076,610

Total Purchased Options (cost $82,668)	0.1%	$45,634

Total Investments (cost $25,178,784)^	98.6%	$25,122,244
Other Assets and Liabilities	1.4%	349,020

Total Net Assets	100.0%	$25,471,264

The accompanying notes are an integral part of these financial statements.

22

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $25,178,784 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$82,297
Unrealized Depreciation	(138,837)

Net Unrealized Depreciation	$(56,540)

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $1,251,003, which represents 4.9% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2015.

(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $275,944, which represents 1.1% of total net assets.

(4)	Security is a zero-coupon bond.

(5)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(6)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(7)	The interest rate disclosed for these holdings is the effective yield on the date of the acquisition.

The accompanying notes are an integral part of these financial statements.

23

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Option Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/CNH Put	GSC	6.35 USD per CNH	06/23/16	USD	190,500	$4,812	$2,597	$2,215
USD Call/CNH Put	GSC	6.65 USD per CNH	03/23/16	USD	346,000	2,441	5,723	(3,282)
USD Call/JPY Put	GSC	119.75 USD per JPY	03/24/16	USD	87,000	2,082	2,440	(358)
USD Call/JPY Put	JPM	125.00 USD per USD	07/27/16	USD	208,619	3,200	3,639	(439)
USD Call/JPY Put	CBK	125.00 USD per USD	04/19/16	USD	438,500	4,474	4,343	131
USD Call/JPY Put	GSC	135.00 USD per JPY	12/07/15	USD	828,000	55	5,514	(5,459)
USD Call/SGD Put	GSC	1.43 USD per SGD	04/07/16	USD	25,000	7,722	5,000	2,722

Total Calls					2,123,619	$24,786	$29,256	$(4,470)

Puts
AUD Put/NZD Call	JPM	1.00 AUD per NZD	03/10/16	AUD	265,000	$704	$2,591	$(1,887)
AUD Put/NZD Call	GSC	1.01 AUD per NZD	03/10/16	AUD	519,000	2,214	5,526	(3,312)
AUD Put/USD Call	JPM	0.68 AUD per USD	01/11/16	AUD	295,000	1,489	7,820	(6,331)
AUD Put/USD Call	GSC	0.67 AUD per USD	03/31/16	AUD	189,999	1,704	2,498	(794)
AUD Put/USD Call	JPM	0.67 AUD per USD	03/31/16	AUD	190,001	1,704	2,476	(772)
EUR Put/DKK Call	JPM	7.30 EUR per DKK	05/03/16	EUR	106,442	213	925	(712)
EUR Put/DKK Call	JPM	7.30 EUR per DKK	05/03/16	EUR	212,884	427	1,744	(1,317)
EUR Put/SEK Call	JPM	8.95 EUR per SEK	12/22/15	EUR	230,000	127	3,555	(3,428)
GBP Put/SEK Call	DEUT	11.00 GBP per SEK	01/25/17	GBP	136,181	926	944	(18)
GBP Put/SEK Call	DEUT	11.00 GBP per SEK	01/25/17	GBP	208,819	1,420	1,555	(135)
USD Put/JPY Call	GSC	119.75 USD per JPY	03/24/16	USD	87,000	1,666	2,646	(980)
USD Put/MXN Call	MSC	15.24 USD per MXN	12/10/15	USD	432,873	81	446	(365)

Total Puts					2,873,199	$12,675	$32,726	$(20,051)

Total purchased option contracts					4,996,818	$37,461	$61,982	$(24,521)

Written option contracts:
Calls
USD Call/JPY Put	CBK	127.00 USD per JPY	04/19/16	USD	(438,500)	$(3,155)	$(3,113)	$(42)

Puts
AUD Put/USD Call	JPM	0.59 AUD per USD	01/11/17	AUD	(295,000)	$(2,593)	$(2,776)	$183
EUR Put/SEK Call	JPM	8.55 EUR per SEK	12/22/15	EUR	(230,000)	(5)	(1,069)	1,064
USD Put/JPY Call	JPM	115.00 USD per JPY	07/27/16	USD	(208,619)	(3,105)	(3,638)	533

Total Puts					(733,619)	$(5,703)	$(7,483)	$1,780

Total written option contracts					(1,172,119)	$(8,858)	$(10,596)	$1,738

OTC Swaption Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
Credit Default Swaption CDX.NA.HY.25	MSC	99.00%	12/15/15	USD	200,000	$642	$1,900	$(1,258)
Credit Default Swaption CDX.NA.HY.25	MSC	99.00%	12/15/15	USD	600,000	1,927	8,100	(6,173)
Interest Rate Swaption EUR	JPM	1.65%	12/29/15	EUR	175,000	2,648	5,160	(2,512)
Interest Rate Swaption USD	JPM	2.70%	12/29/15	USD	225,000	2,956	5,526	(2,570)

Total Puts					1,200,000	$8,173	$20,686	$(12,513)

Total purchased swaption contracts					1,200,000	$8,173	$20,686	$(12,513)

The accompanying notes are an integral part of these financial statements.

24

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Swaption Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/ Rate		Expiration Date		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Puts
Credit Default Swaption CDX.NA.HY.25	MSC	95.00	% USD	12/15/15	USD	(600,000)	$(629)	$(3,120)	$2,491
Credit Default Swaption CDX.NA.HY.25	MSC	95.00	% USD	12/15/15	USD	(200,000)	(210)	(670)	460

Total Puts						(800,000)	$(839)	$(3,790)	$2,951

Futures Contracts Outstanding at October 31, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3-Year Bond Future	35	12/15/2015	$2,802,304	$2,802,990	$686
Euro-Schatz Future	1	12/08/2015	122,403	122,589	186
Long Gilt Future	11	12/29/2015	2,009,591	1,996,756	(12,835)
U.S. Treasury 2-Year Note Future	24	12/31/2015	5,256,647	5,247,750	(8,897)
U.S. Treasury CBT Ultra Long Term Bond Future	22	12/21/2015	3,548,571	3,514,500	(34,071)

Total					$(54,931)

Short position contracts:
Australian 10-Year Bond Future	4	12/15/2015	$367,898	$368,991	$(1,093)
Canadian Government 10-Year Bond Future	11	12/18/2015	1,193,878	1,181,936	11,942
Euro BUXL 30-Year Bond Future	1	12/08/2015	171,415	173,437	(2,022)
Euro-BOBL Future	1	12/08/2015	141,920	142,317	(397)
SGX Japanese Government Bond Future	21	12/11/2015	2,573,819	2,585,017	(11,198)
U.S. Treasury 10-Year Note Future	23	12/21/2015	2,959,111	2,936,812	22,299
U.S. Treasury 5-Year Note Future	59	12/31/2015	7,098,601	7,066,633	31,968

Total					$51,499

Total futures contracts					$(3,432)

OTC Credit Default Swap Contracts Outstanding at October 31, 2015
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	JPM	USD	10,039	(0.32)%	07/25/45	$2,526	$—	$1,972	$(554)
ABX.HE.AAA.06-1	JPM	USD	20,381	(0.18)%	07/25/45	488	—	404	(84)
ABX.HE.AAA.07-1	GSC	USD	23,598	(0.09)%	08/25/37	5,729	—	5,426	(303)
ABX.HE.AAA.07-1	MSC	USD	55,063	(0.09)%	08/25/37	12,981	—	12,659	(322)
ABX.HE.PENAAA.06-2	JPM	USD	122,074	(0.11)%	05/25/46	16,306	—	14,635	(1,671)
CMBX.NA.A.7	JPM	USD	65,000	(2.00)%	01/17/47	—	(1,325)	1,829	3,154
CMBX.NA.AA.2	GSC	USD	13,543	(0.15)%	03/15/49	4,842	—	4,511	(331)
CMBX.NA.AA.2	DEUT	USD	99,313	(0.15)%	03/15/49	34,015	—	33,081	(934)
CMBX.NA.AA.2	MSC	USD	148,969	(0.15)%	03/15/49	54,977	—	49,621	(5,356)
CMBX.NA.AA.7	CSI	USD	60,000	(1.50)%	01/17/47	—	(539)	1,071	1,610
CMBX.NA.AA.7	MSC	USD	40,000	(1.50)%	01/17/47	—	(341)	714	1,055
CMBX.NA.AA.7	CSI	USD	60,000	(1.50)%	01/17/47	233	—	1,070	837
CMBX.NA.AA.7	CSI	USD	60,000	(1.50)%	01/17/47	276	—	1,071	795
CMBX.NA.AA.7	CSI	USD	60,000	(1.50)%	01/17/47	321	—	1,071	750
CMBX.NA.AA.7	MSC	USD	20,000	(1.50)%	01/17/47	—	(233)	357	590
CMBX.NA.AA.8	BCLY	USD	25,000	(1.50)%	10/17/57	1,116	—	929	(187)
CMBX.NA.AJ.1	CSI	USD	47,050	(0.84)%	10/12/52	2,527	—	325	(2,202)

The accompanying notes are an integral part of these financial statements.

25

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.AJ.2	DEUT	USD	103,974	(1.09)%	03/15/49	$9,159	$—	$9,875	$716
CMBX.NA.AJ.2	CSI	USD	84,170	(1.09)%	03/15/49	12,778	—	7,995	(4,783)
CMBX.NA.AJ.3	GSC	USD	88,731	(1.47)%	12/13/49	16,528	—	18,980	2,452
CMBX.NA.AJ.3	MLI	USD	29,577	(1.47)%	12/13/49	5,734	—	6,326	592
CMBX.NA.AJ.4	CSI	USD	93,897	(0.96)%	02/17/51	18,039	—	19,777	1,738
CMBX.NA.AJ.4	DEUT	USD	69,187	(0.96)%	02/17/51	13,127	—	14,573	1,446
CMBX.NA.AJ.4	CSI	USD	49,419	(0.96)%	02/17/51	9,016	—	10,409	1,393
CMBX.NA.AJ.4	CBK	USD	4,942	(0.96)%	02/17/51	909	—	1,041	132
CMBX.NA.AJ.4	CSI	USD	93,897	(0.96)%	02/17/51	23,443	—	19,777	(3,666)
CMBX.NA.AM.2	CSI	USD	360,000	(0.50)%	03/15/49	22,950	—	901	(22,049)
CMBX.NA.AM.4	GSC	USD	55,000	(0.50)%	02/17/51	4,559	—	1,123	(3,436)
CMBX.NA.AS.6	CSI	USD	135,000	(1.00)%	05/11/63	1,762	—	1,452	(310)
CMBX.NA.AS.7	CBK	USD	60,000	(1.00)%	01/17/47	1,372	—	1,126	(246)
CMBX.NA.AS.7	CSI	USD	85,000	(1.00)%	01/17/47	1,952	—	1,596	(356)
ITRAXX-ASIAXJIGS24	BNP	USD	40,000	(1.00)%	12/20/20	1,004	—	537	(467)

Total						$278,669	$(2,438)	$246,234	$(29,997)

Sell protection:
CDX.EMS.24	BCLY	USD	19,600	1.00%	12/20/20	$—	$(2,120)	$(1,979)	$141
CMBX.NA.A.2	BOA	USD	19,689	0.25%	03/15/49	—	(12,380)	(12,305)	75
CMBX.NA.A.2	GSC	USD	19,689	0.25%	03/15/49	—	(12,362)	(12,305)	57
CMBX.NA.A.2	MSC	USD	11,814	0.25%	03/15/49	—	(7,369)	(7,382)	(13)
CMBX.NA.A.2	MSC	USD	19,689	0.25%	03/15/49	—	(12,290)	(12,305)	(15)
CMBX.NA.A.2	BOA	USD	11,814	0.25%	03/15/49	—	(7,367)	(7,383)	(16)
CMBX.NA.A.2	GSC	USD	11,814	0.25%	03/15/49	—	(7,351)	(7,383)	(32)
CMBX.NA.A.2	BOA	USD	35,441	0.25%	03/15/49	—	(19,915)	(22,148)	(2,233)
CMBX.NA.AAA.6	CSI	USD	645,000	0.50%	05/11/63	—	(20,183)	(13,152)	7,031
CMBX.NA.AAA.6	DEUT	USD	260,000	0.50%	05/11/63	—	(6,337)	(5,301)	1,036
CMBX.NA.AAA.6	CSI	USD	100,000	0.50%	05/11/63	—	(1,928)	(2,039)	(111)
CMBX.NA.BB.6	CSI	USD	275,000	5.00%	05/11/63	—	(16,339)	(4,400)	11,939
CMBX.NA.BB.6	CSI	USD	32,000	5.00%	05/11/63	538	—	(512)	(1,050)
CMBX.NA.BB.8	CSI	USD	50,000	5.00%	10/17/57	—	(6,107)	(6,030)	77
CMBX.NA.BB.8	BCLY	USD	25,000	5.00%	10/17/57	—	(3,024)	(3,015)	9
CMBX.NA.BB.8	CSI	USD	25,000	5.00%	10/17/57	—	(3,024)	(3,015)	9
CMBX.NA.BB.8	CSI	USD	25,000	5.00%	10/17/57	—	(2,980)	(3,015)	(35)
CMBX.NA.BB.8	GSC	USD	20,000	5.00%	10/17/57	—	(2,087)	(2,412)	(325)
CMBX.NA.BB.8	CSI	USD	10,000	5.00%	10/17/57	—	(763)	(1,204)	(441)
CMBX.NA.BB.8	JPM	USD	10,000	5.00%	10/17/57	—	(745)	(1,205)	(460)
CMBX.NA.BB.8	CSI	USD	10,000	5.00%	10/17/57	—	(720)	(1,205)	(485)
CMBX.NA.BB.8	MLI	USD	25,000	5.00%	10/17/57	—	(2,340)	(3,011)	(671)
CMBX.NA.BB.8	CSI	USD	15,000	5.00%	10/17/57	—	(1,117)	(1,807)	(690)
CMBX.NA.BB.8	CSI	USD	15,000	5.00%	10/17/57	—	(938)	(1,807)	(869)
CMBX.NA.BB.8	CSFB	USD	25,000	5.00%	10/17/57	—	(2,124)	(3,012)	(888)
CMBX.NA.BB.8	GSC	USD	15,000	5.00%	10/17/57	—	(783)	(1,809)	(1,026)
CMBX.NA.BB.8	GSC	USD	30,000	5.00%	10/17/57	—	(1,589)	(3,618)	(2,029)
CMBX.NA.BB.8	BCLY	USD	35,000	5.00%	10/17/57	—	(2,157)	(4,216)	(2,059)
CMBX.NA.BB.8	BOA	USD	45,000	5.00%	10/17/57	—	(3,214)	(5,421)	(2,207)
ITRAXX.EUR.Senior Financials Series 24	BCLY	EUR	270,000	1.00%	12/20/20	759	—	4,931	4,172
ITRAXX.EUR.Senior Financials Series 24	BCLY	EUR	265,000	1.00%	12/20/20	1,072	—	4,840	3,768
ITRAXX.EUR.Senior Financials Series 24	BCLY	EUR	35,000	1.00%	12/20/20	590	—	637	47
PrimeX.ARM.2	MSC	USD	85,072	4.58%	12/25/37	1,701	—	3,584	1,883
PrimeX.ARM.2	MSC	USD	3,358	4.58%	12/25/37	123	—	142	19

Total						$4,783	$(159,653)	$(140,262)	$14,608

Total traded indices						$283,452	$(162,091)	$105,972	$(15,389)

The accompanying notes are an integral part of these financial statements.

26

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
Advanced Micro Devices	JPM	USD	25,000	(5.00)% /11.16%	09/20/20	$3,349	$—	$5,097	$1,748
Advanced Micro Devices	JPM	USD	5,000	(5.00)% /11.16%	09/20/20	849	—	1,020	171
Avis Budget Group, Inc.	BOA	USD	20,000	(5.00)% /1.12%	06/20/18	—	(1,819)	(2,139)	(320)
Bayerische Motorenwerke AG	JPM	EUR	5,000	(1.00)% /0.68%	12/20/20	—	—	(96)	(96)
Bayerische Motorenwerke AG	CBK	EUR	5,000	(1.00)% /0.68%	12/20/20	—	—	(96)	(96)
Bayerische Motorenwerke AG	BCLY	EUR	10,000	(1.00)% /0.68%	12/20/20	22	—	(191)	(213)
Bayerische Motorenwerke AG	BNP	EUR	10,000	(1.00)% /0.68%	12/20/20	94	—	(191)	(285)
Bayerische Motorenwerke AG	MSC	EUR	15,000	(1.00)% /0.68%	12/20/20	25	—	(286)	(311)
Carrefour S.A.	CBK	EUR	25,000	(1.00)% /0.63%	09/20/20	—	(485)	(526)	(41)
Carrefour S.A.	BCLY	EUR	25,000	(1.00)% /0.63%	09/20/20	—	(478)	(526)	(48)
Carrefour S.A.	MSC	EUR	25,000	(1.00)% /0.63%	09/20/20	—	(482)	(526)	(44)
CenturyLink, Inc.	GSC	USD	5,000	(1.00)% /3.68%	12/20/20	776	—	607	(169)
CenturyLink, Inc.	MSC	USD	10,000	(1.00)% /3.68%	12/20/20	1,846	—	1,215	(631)
CenturyLink, Inc.	GSC	USD	10,000	(1.00)% /3.68%	12/20/20	1,852	—	1,215	(637)
CenturyLink, Inc.	CBK	USD	10,000	(1.00)% /3.68%	12/20/20	1,862	—	1,215	(647)
Community Health Systems, Inc.	JPM	USD	10,000	(5.00)% /5.04%	12/20/20	—	(129)	(41)	88
Daimler AG	BOA	EUR	5,000	(1.00)% /0.56%	12/20/20	—	(39)	(130)	(91)
Daimler AG	CSFB	EUR	5,000	(1.00)% /0.56%	12/20/20	—	(28)	(130)	(102)
Daimler AG	CBK	EUR	5,000	(1.00)% /0.56%	12/20/20	—	—	(130)	(130)
Daimler AG	MSC	EUR	5,000	(1.00)% /0.56%	12/20/20	28	—	(129)	(157)
Daimler AG	BNP	EUR	15,000	(1.00)% /0.56%	12/20/20	41	—	(390)	(431)
Deutsche Telekom AG	BOA	EUR	20,000	(1.00)% /0.43%	12/20/20	—	(577)	(671)	(94)
Deutsche Telekom AG	BCLY	EUR	35,000	(1.00)% /0.43%	12/20/20	—	(1,062)	(1,174)	(112)
Deutsche Telekom AG	BOA	EUR	70,000	(1.00)% /0.43%	12/20/20	—	(1,936)	(2,350)	(414)
KB Home	CSFB	USD	50,000	(5.00)% /4.35%	12/20/20	—	(1,153)	(1,754)	(601)
Koninklijke KPN N.V.	JPM	EUR	30,000	(1.00)% /0.82%	09/20/20	—	(280)	(321)	(41)
Koninklijke KPN N.V.	CBK	EUR	30,000	(1.00)% /0.82%	09/20/20	—	(280)	(321)	(41)
Koninklijke KPN N.V.	MSC	EUR	40,000	(1.00)% /0.82%	09/20/20	—	(374)	(429)	(55)
MDC Holdings, Inc.	JPM	USD	30,000	(1.00)% /1.84%	03/20/20	932	—	1,028	96
Mondelez International, Inc.	GSC	USD	40,000	(1.00)% /0.40%	12/20/20	—	(1,091)	(1,260)	(169)
Mondelez International, Inc.	CBK	USD	85,000	(1.00)% /0.40%	12/20/20	—	(2,318)	(2,677)	(359)
Ryland Group, Inc.	DEUT	USD	75,000	(5.00)% /0.50%	09/20/17	—	(4,783)	(6,838)	(2,055)
Ryland Group, Inc.	DEUT	USD	50,000	(5.00)% /0.54%	12/20/17	—	(3,639)	(5,063)	(1,424)
Tenet Healthcare Corp.	MSC	USD	50,000	(5.00)% /1.57%	12/20/17	—	(3,250)	(3,905)	(655)
Valeo S.A.	JPM	EUR	10,000	(1.00)% /0.78%	12/20/20	137	—	(138)	(275)
Valeo S.A.	GSC	EUR	10,000	(1.00)% /0.78%	12/20/20	137	—	(138)	(275)
Valeo S.A.	JPM	EUR	10,000	(1.00)% /0.78%	12/20/20	137	—	(138)	(275)
Valeo S.A.	GSC	EUR	10,000	(1.00)% /0.78%	12/20/20	182	—	(137)	(319)
Volkswagen AG	BCLY	EUR	20,000	(1.00)% /1.76%	12/20/20	1,565	—	790	(775)
Volkswagen AG	CBK	EUR	30,000	(1.00)% /1.76%	12/20/20	2,284	—	1,186	(1,098)

Total						$16,118	$(24,203)	$(19,468)	$(11,383)

Credit default swaps on single-name issues:
Sell protection:
Avis Budget Group, Inc.	GSC	USD	20,000	5.00% /2.42%	09/20/20	$1,639	$—	$2,474	$835
Beazer Homes USA, Inc.	CSFB	USD	20,000	5.00% /6.41%	12/20/20	—	(975)	(1,101)	(126)
Beazer Homes USA, Inc.	CBK	USD	55,000	5.00% /6.41%	12/20/20	—	(2,493)	(3,052)	(559)
Casino Guichard Perrachon	CSI	EUR	25,000	1.00% /2.33%	12/20/20	—	(1,968)	(1,745)	223
Casino Guichard Perrachon	JPM	EUR	15,000	1.00% /2.33%	12/20/20	—	(1,109)	(1,047)	62
Casino Guichard Perrachon	CSI	EUR	10,000	1.00% /2.33%	12/20/20	—	(758)	(698)	60
Fiat Chrysler Automobiles N.V.	BOA	EUR	5,000	5.00% /2.94%	12/20/20	457	—	578	121
First Data Corp.	JPM	USD	100,000	5.00% /3.78%	12/20/20	5,179	—	6,197	1,018
Freeport-McMoran, Inc.	GSC	USD	20,000	1.00% /5.80%	12/20/20	—	(4,051)	(3,996)	55
Freeport-McMoran, Inc.	GSC	USD	5,000	1.00% /5.80%	12/20/20	—	(934)	(999)	(65)
Freeport-McMoran, Inc.	GSC	USD	10,000	1.00% /5.80%	12/20/20	—	(1,731)	(1,998)	(267)
Freeport-McMoran, Inc.	GSC	USD	15,000	1.00% /5.80%	12/20/20	—	(2,718)	(2,997)	(279)

The accompanying notes are an integral part of these financial statements.

27

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Credit Default Swap Contracts Outstanding at October 31, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues: - (continued)
Sell protection: (continued)
Liberty Interactive LLC	GSC	USD	15,000	5.00% /1.84%	03/20/20	$1,528	$—	$2,077	$549
Navient Corp.	MSC	USD	5,000	5.00% /5.36%	12/20/20	—	(519)	(49)	470
Navient Corp.	JPM	USD	5,000	5.00% /5.36%	12/20/20	—	(346)	(49)	297
Navient Corp.	MSC	USD	5,000	5.00% /5.36%	12/20/20	—	(347)	(50)	297
Rite Aid Corp.	GSC	USD	15,000	5.00% /1.11%	12/20/20	963	—	2,973	2,010
Rite Aid Corp.	GSC	USD	10,000	5.00% /1.11%	12/20/20	750	—	1,982	1,232
Ryland Group, Inc.	JPM	USD	70,000	5.00% /1.77%	09/20/20	10,518	—	10,880	362
Sprint Communications, Inc.	BNP	USD	10,000	5.00% /6.60%	12/20/20	—	(988)	(586)	402
Sprint Communications, Inc.	CBK	USD	10,000	5.00% /6.60%	12/20/20	—	(742)	(585)	157
Sprint Communications, Inc.	MSC	USD	10,000	5.00% /6.60%	12/20/20	—	(468)	(585)	(117)
Tenet Healthcare Corp.	JPM	USD	10,000	5.00% /5.31%	12/20/20	17	—	(79)	(96)
Tenet Healthcare Corp.	MSC	USD	15,000	5.00% /5.31%	12/20/20	—	—	(120)	(120)
Tenet Healthcare Corp.	MSC	USD	25,000	5.00% /5.31%	12/20/20	847	—	(200)	(1,047)
United Rentals, Inc.	GSC	USD	25,000	5.00% /2.77%	12/20/20	2,355	—	2,775	420

Total						$24,253	$(20,147)	$10,000	$5,894

Total single-name issues						$40,371	$(44,350)	$(9,468)	$(5,489)

Total OTC contracts						$323,823	$(206,441)	$96,504	$(20,878)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding October 31, 2015
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	60,000	(5.00%)	12/20/20	$(1,655)	$(2,252)	$(597)
ITRAXX-EUROPES24	EUR	30,000	(5.00%)	12/20/20	(2,290)	(3,245)	(955)

Total					$(3,945)	$(5,497)	$(1,552)

Credit default swaps on indices:
Sell protection:
ITRAXX-EUROPES24	EUR	530,000	1.00%	12/20/20	$(3,439)	$(9,199)	$(5,760)

Total					$(7,384)	$(14,696)	$(7,312)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

28

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Interest Rate Swap Contracts Outstanding at October 31, 2015
Counter-party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BOA	1.20% Fixed	3M CAD CDOR	CAD	130,000	03/16/21	$—	$—	$473	$473
BOA	3M CAD CDOR	2.71% Fixed	CAD	25,000	03/17/26	—	—	(75)	(75)
BOA	1.80% Fixed	3M KRW KSDA	KRW	29,785,000	03/16/21	—	—	(91)	(91)
CBK	3M ZAR JIBAR	8.18% Fixed	ZAR	725,000	03/16/21	—	—	795	795
CBK	3.51% Fixed	6M AUD BBSW	AUD	35,000	03/17/26	—	—	49	49
CBK	6M PLN WIBOR	1.62% Fixed	PLN	450,000	03/16/18	—	—	292	292
CBK	6M PLN WIBOR	3.08% Fixed	PLN	135,000	09/16/25	—	—	352	352
DEUT	3M NZD Bank Bill	3.05% Fixed	NZD	100,000	03/16/21	—	—	(150)	(150)
DEUT	3.60% Fixed	6M AUD BBSW	AUD	90,000	03/17/26	—	—	(108)	(108)
GSC	1M MXN TIIE	7.59% Fixed	MXN	1,500,000	09/09/25	—	—	261	261
GSC	1.90% Fixed	3M KRW KSDA	KRW	89,300,000	03/16/21	—	—	(645)	(645)
GSC	6M HUF BUBOR	2.37% Fixed	HUF	11,800,000	03/16/21	—	—	891	891
JPM	1M MXN TIIE	5.91% Fixed	MXN	1,650,000	03/10/21	—	—	1,264	1,264
JPM	1M MXN TIIE	5.84% Fixed	MXN	920,000	03/10/21	—	—	552	552
JPM	1M MXN TIIE	6.86% Fixed	MXN	1,700,000	09/10/25	—	—	(2,351)	(2,351)
JPM	1.34% Fixed	3M ILS TELBOR	ILS	150,000	03/16/21	—	—	(668)	(668)
JPM	3M KRW	1.73% Fixed	KRW	1,534,700,000	09/21/18	—	—	2,450	2,450
JPM	3M KRW KSDA	1.53% Fixed	KRW	142,050,000	03/16/18	—	—	(123)	(123)
JPM	0.50% Fixed	3M SEK STIBOR	SEK	275,000	03/16/21	—	—	104	104
JPM	3M SEK STIBOR	0.90% Fixed	SEK	3,175,000	09/19/19	—	—	591	591
JPM	3M SEK STIBOR	1.03% Fixed	SEK	1,295,000	09/19/19	—	—	455	455
JPM	3M SEK STIBOR	2.31% Fixed	SEK	885,000	12/16/25	—	(76)	(115)	(39)
JPM	3M SEK STIBOR	2.31% Fixed	SEK	890,000	12/16/25	141	—	(115)	(256)
JPM	3M SEK STIBOR	2.31% Fixed	SEK	1,835,000	12/16/25	318	—	(236)	(554)
JPM	7.38% Fixed	3M ZAR JIBAR	ZAR	21,250,000	12/21/17	—	—	430	430
JPM	3M ZAR JIBAR	9.06% Fixed	ZAR	710,000	09/16/25	—	—	(32)	(32)
JPM	3M ZAR JIBAR	9.05% Fixed	ZAR	710,000	09/16/25	—	—	(46)	(46)
JPM	3M ZAR JIBAR	8.99% Fixed	ZAR	845,000	09/16/25	—	—	(141)	(141)
JPM	3M ZAR JIBAR	8.71% Fixed	ZAR	290,000	03/16/26	—	—	516	516
JPM	3M ZAR JIBAR	8.25% Fixed	ZAR	305,000	03/16/26	—	—	(130)	(130)
JPM	3M ZAR JIBAR	9.24% Fixed	ZAR	1,080,000	03/17/26	—	—	126	126
JPM	2.56% Fixed	6M AUD BBSW	AUD	60,000	03/16/21	—	—	(257)	(257)
JPM	6M CLICP	4.21% Fixed	CLP	72,915,000	03/16/18	—	—	367	367
JPM	4.03% Fixed	6M HUF BUBOR	HUF	15,535,000	03/17/26	—	—	(455)	(455)
JPM	6M NOK NIBOR	1.28% Fixed	NOK	225,000	03/16/21	—	—	(113)	(113)
JPM	6M PLN WIBOR	2.08% Fixed	PLN	165,000	03/16/21	—	—	487	487
JPM	Brazil Cetip Interbank Deposit Rate	15.81% Fixed	BRL	187,308	01/02/18	—	—	82	82
MSC	1M MXN TIIE	4.74% Fixed	MXN	2,100,000	03/14/18	—	—	340	340
MSC	3M ZAR JIBAR	7.23% Fixed	ZAR	1,725,000	03/16/18	—	—	14	14
MSC	3M ZAR JIBAR	7.92% Fixed	ZAR	715,000	03/16/21	—	—	225	225
MSC	3M ZAR JIBAR	7.82% Fixed	ZAR	705,000	03/16/21	—	—	18	18
MSC	3M ZAR JIBAR	8.56% Fixed	ZAR	425,000	03/16/26	—	—	432	432
MSC	6M PLN WIBOR	2.09% Fixed	PLN	260,000	03/16/21	—	—	831	831
MSC	Camara Promedio A	4.23% Fixed	CLP	64,910,000	03/16/18	—	—	362	362

Total						$459	$(76)	$6,908	$6,525

The accompanying notes are an integral part of these financial statements.

29

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

October 31, 2015

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2015
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
2.68% Fixed	3M USD LIBOR	USD	75,000	03/17/26	$—	$—	$141	$141
3M USD LIBOR	1.82% Fixed	USD	40,000	03/16/21	—	—	322	322
0.53% Fixed	6M EUR EURIBOR	EUR	35,000	03/16/21	—	—	(365)	(365)
6M EUR EURIBOR	1.75% Fixed	EUR	45,000	03/17/26	—	—	297	297
1.49% Fixed	6M EUR-EURIBOR	EUR	75,000	12/16/45	—	—	(106)	(106)
6M EUR-EURIBOR	0.91% Fixed	EUR	185,000	12/16/25	—	—	(1)	(1)
6M GBP LIBOR	1.73% Fixed	GBP	25,000	03/16/21	—	—	253	253
6M GBP LIBOR	1.50% Fixed	GBP	50,000	03/16/21	—	—	(390)	(390)
6M GBP LIBOR	2.36% Fixed	GBP	25,000	03/17/26	—	—	(105)	(105)

Total					$—	$—	$46	$46

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/30/15	JPM	$149,542	$150,230	$688
AUD	Buy	11/30/15	GSC	14,421	14,240	(181)
AUD	Buy	11/30/15	GSC	18,050	17,800	(250)
AUD	Sell	11/30/15	WEST	519,930	512,633	7,297
AUD	Sell	11/30/15	HSBC	14,390	14,239	151
AUD	Sell	11/30/15	JPM	21,282	21,360	(78)
AUD	Sell	11/30/15	GSC	14,145	14,239	(94)
AUD	Sell	11/30/15	HSBC	29,777	29,904	(127)
AUD	Sell	11/30/15	SCB	99,541	99,678	(137)
AUD	Sell	11/30/15	HSBC	49,628	49,839	(211)
BRL	Buy	11/04/15	SCB	10,366	10,359	(7)
BRL	Buy	11/04/15	UBS	10,415	10,358	(57)
BRL	Sell	11/04/15	UBS	10,366	10,359	7
BRL	Sell	11/04/15	SCB	9,916	10,359	(443)
BRL	Sell	12/02/15	UBS	10,307	10,259	48
CAD	Buy	11/30/15	BMO	1,040,375	1,045,991	5,616
CAD	Buy	11/30/15	BOA	204,190	206,446	2,256
CAD	Buy	11/30/15	BNP	101,955	103,223	1,268
CAD	Buy	11/30/15	BNP	101,955	103,223	1,268
CAD	Buy	11/30/15	GSC	49,382	49,700	318
CAD	Buy	11/30/15	DEUT	57,035	57,346	311
CAD	Buy	11/30/15	JPM	26,622	26,762	140
CAD	Sell	11/02/15	BMO	498,394	497,087	1,307
CAD	Sell	11/05/15	UBS	328,262	332,658	(4,396)
CAD	Sell	11/09/15	GSC	378,990	382,355	(3,365)
CAD	Sell	11/13/15	RBC	246,072	246,996	(924)
CAD	Sell	11/16/15	RBC	263,311	267,637	(4,326)
CAD	Sell	11/25/15	SSG	176,822	179,690	(2,868)
CAD	Sell	11/30/15	UBS	15,175	15,292	(117)
CAD	Sell	11/30/15	GSC	33,955	34,407	(452)
CAD	Sell	11/30/15	JPM	150,281	151,393	(1,112)
CAD	Sell	12/01/15	CBK	453,008	458,766	(5,758)
CAD	Sell	12/02/15	RBC	249,633	252,320	(2,687)
CAD	Sell	12/03/15	GSC	231,939	229,381	2,558
CAD	Sell	12/15/15	SCB	166,016	168,203	(2,187)
CAD	Sell	12/17/15	BNP	493,587	496,958	(3,371)
CAD	Sell	12/23/15	BMO	489,722	489,299	423
CHF	Sell	11/30/15	BNP	101,693	101,261	432
CHF	Sell	11/30/15	BNP	101,648	101,262	386
CHF	Sell	11/30/15	DEUT	55,880	55,694	186
CLP	Sell	11/30/15	SSG	6,249	6,200	49

The accompanying notes are an integral part of these financial statements.

30

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
CNH	Buy	11/30/15	JPM	$25,555	$25,537	$(18)
CNH	Sell	11/30/15	JPM	9,987	10,088	(101)
CNH	Sell	10/21/16	JPM	359,746	363,687	(3,941)
COP	Buy	11/30/15	SCB	3,088	3,096	8
EUR	Buy	11/30/15	SSG	221,573	222,212	639
EUR	Buy	11/30/15	UBS	1,114	1,100	(14)
EUR	Buy	11/30/15	GSC	5,526	5,500	(26)
EUR	Buy	11/30/15	MSC	99,210	99,005	(205)
EUR	Buy	11/30/15	DEUT	60,888	60,504	(384)
EUR	Buy	11/30/15	GSC	105,155	104,505	(650)
EUR	Buy	11/30/15	BNP	430,901	430,123	(778)
EUR	Buy	11/30/15	BNP	866,384	856,947	(9,437)
EUR	Sell	11/30/15	GSC	2,410,556	2,399,232	11,324
EUR	Sell	11/30/15	SCB	99,733	99,006	727
EUR	Sell	11/30/15	JPM	98,232	97,905	327
EUR	Sell	11/30/15	TDB	56,412	56,103	309
EUR	Sell	11/30/15	GSC	16,753	16,501	252
EUR	Sell	11/30/15	CBK	50,833	50,603	230
EUR	Sell	11/30/15	GSC	203,673	203,511	162
EUR	Sell	11/30/15	GSC	44,162	44,003	159
EUR	Sell	11/30/15	GSC	50,653	50,602	51
EUR	Sell	11/30/15	JPM	202,861	203,511	(650)
EUR	Sell	12/15/15	CBK	197,330	192,584	4,746
EUR	Sell	12/31/15	SCB	192,075	187,153	4,922
GBP	Buy	11/30/15	GSC	45,878	46,240	362
GBP	Buy	11/30/15	UBS	30,608	30,826	218
GBP	Buy	11/30/15	BOA	305,056	305,181	125
GBP	Buy	11/30/15	HSBC	30,702	30,826	124
GBP	Buy	11/30/15	HSBC	303,578	303,640	62
GBP	Buy	11/30/15	SCB	15,367	15,413	46
GBP	Buy	11/30/15	JPM	15,389	15,414	25
GBP	Sell	11/30/15	DEUT	30,630	30,827	(197)
GBP	Sell	11/30/15	GSC	50,480	50,863	(383)
GBP	Sell	11/30/15	GSC	152,971	154,132	(1,161)
GBP	Sell	11/30/15	CBK	826,161	829,230	(3,069)
GBP	Sell	12/21/15	CBK	257,660	262,017	(4,357)
GBP	Sell	01/25/16	UBS	323,029	323,640	(611)
HUF	Buy	11/30/15	BCLY	43,668	43,499	(169)
HUF	Sell	11/30/15	CSFB	57,475	56,584	891
ILS	Sell	11/30/15	DEUT	15,468	15,510	(42)
INR	Buy	11/30/15	CBK	23,022	22,830	(192)
INR	Sell	11/30/15	GSC	12,643	12,633	10
JPY	Buy	11/30/15	SSG	248,775	249,821	1,046
JPY	Buy	11/30/15	BNP	248,777	249,821	1,044
JPY	Buy	11/30/15	CBK	248,795	249,821	1,026
JPY	Buy	11/30/15	HSBC	248,881	249,821	940
JPY	Buy	11/30/15	HSBC	101,931	101,958	27
JPY	Buy	11/30/15	SCB	204,612	203,915	(697)
JPY	Sell	11/24/15	BCLY	408,338	414,440	(6,102)
JPY	Sell	11/30/15	GSC	206,956	206,403	553
JPY	Sell	11/30/15	DEUT	28,210	28,183	27
JPY	Sell	11/30/15	HSBC	8,877	8,911	(34)
JPY	Sell	11/30/15	SSG	8,874	8,911	(37)
JPY	Sell	11/30/15	CBK	8,874	8,911	(37)
JPY	Sell	11/30/15	BNP	8,874	8,911	(37)
JPY	Sell	11/30/15	GSC	18,177	18,236	(59)
JPY	Sell	11/30/15	GSC	202,925	203,086	(161)
JPY	Sell	11/30/15	UBS	248,034	248,677	(643)

The accompanying notes are an integral part of these financial statements.

31

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
JPY	Sell	12/14/15	CBK	$331,915	$331,726	$189
JPY	Sell	12/21/15	CBK	368,908	368,487	421
JPY	Sell	12/21/15	CBK	295,462	295,125	337
JPY	Sell	12/21/15	BCLY	497,244	497,708	(464)
KRW	Sell	11/30/15	HSBC	483,133	477,862	5,271
MXN	Buy	11/30/15	RBC	22,301	22,349	48
MXN	Sell	11/30/15	GSC	15,001	15,101	(100)
MYR	Sell	11/30/15	HSBC	16,570	16,257	313
NOK	Buy	11/30/15	GSC	20,120	19,998	(122)
NOK	Buy	11/30/15	SSG	93,987	92,930	(1,057)
NOK	Sell	11/30/15	HSBC	13,079	12,940	139
NOK	Sell	11/30/15	GSC	27,988	28,232	(244)
NZD	Buy	11/30/15	JPM	151,429	152,692	1,263
NZD	Buy	11/30/15	HSBC	49,804	50,672	868
NZD	Buy	11/30/15	HSBC	29,883	30,404	521
NZD	Buy	11/30/15	SCB	101,195	101,345	150
NZD	Buy	11/30/15	DEUT	26,939	27,026	87
NZD	Buy	11/30/15	JPM	16,832	16,891	59
NZD	Sell	11/30/15	WEST	958,289	957,368	921
NZD	Sell	11/30/15	CBK	103,288	104,047	(759)
PEN	Sell	11/30/15	BNP	12,195	12,127	68
PLN	Sell	11/30/15	BOA	22,223	21,974	249
RUB	Buy	11/30/15	GSC	75,368	75,525	157
RUB	Buy	11/30/15	HSBC	46,608	45,331	(1,277)
RUB	Sell	11/30/15	HSBC	161,213	156,794	4,419
RUB	Sell	11/30/15	UBS	32,446	32,912	(466)
SEK	Buy	11/30/15	GSC	49,074	48,841	(233)
SEK	Buy	11/30/15	GSC	146,589	146,288	(301)
SEK	Buy	11/30/15	JPM	97,713	97,330	(383)
SEK	Buy	11/30/15	JPM	392,579	391,077	(1,502)
SEK	Buy	11/30/15	GSC	140,882	139,377	(1,505)
SEK	Sell	11/30/15	MSC	15,301	15,226	75
SEK	Sell	11/30/15	GSC	29,233	29,281	(48)
SGD	Buy	11/30/15	CBK	32,387	32,090	(297)
SGD	Sell	11/30/15	CBK	241,103	238,889	2,214
SGD	Sell	11/30/15	SCB	204,419	203,234	1,185
SGD	Sell	11/30/15	HSBC	17,900	17,827	73
SGD	Sell	11/30/15	GSC	14,330	14,262	68
SGD	Sell	11/30/15	BOA	202,704	203,233	(529)
TRY	Buy	11/30/15	GSC	18,987	18,700	(287)
TRY	Buy	11/30/15	CSFB	27,590	27,199	(391)
ZAR	Buy	11/30/15	GSC	20,144	20,129	(15)
ZAR	Sell	11/30/15	BOA	245,610	237,586	8,024
ZAR	Sell	11/30/15	GSC	28,175	27,317	858

Total						$5,748

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

32

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

October 31, 2015

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korea Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRAXX.ASIA	Markit i Traxx - Asia
ITRAXX.EUR	Markit i Traxx - Europe
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
SGX	Singapore Exchange

Other Abbreviations:
BBSW	Bank Bill Swap Referance Rate
BUBOR	Budapest Interbank Offered Rate
CDOR	Canadian Dollar Offered Rate
CLICP	Sinacofi Chile Interbank Offered Rate
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
JIBAR	Johannesburg Interbank Agreed Rate
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
OTC	Over-the-Counter
STIBOR	Stockholm Interbank Offered Rate
TELBOR	Tel Aviv Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

33

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$1,168,686	$—	$1,168,686	$—
Corporate Bonds	2,661,845	—	2,661,845	—
Foreign Government Obligations	6,373,861	—	6,373,861	—
U.S. Government Securities	7,147,763	—	7,147,763	—
Convertible Preferred Stocks	38,725	38,725	—	—
Short-Term Investments	7,685,730	4,172,361	3,513,369	—
Purchased Options	45,634	—	45,634	—
Foreign Currency Contracts(2)	83,068	—	83,068	—
Futures Contracts(2)	67,081	67,081	—	—
Swaps - Credit Default(2)	58,196	—	58,196	—
Swaps - Interest Rate(2)	13,772	—	13,772	—

Total	$25,344,361	$4,278,167	$21,066,194	$—

Liabilities
Foreign Currency Contracts(2)	$(77,320)	$—	$(77,320)	$—
Futures Contracts(2)	(70,513)	(70,513)	—	—
Swaps - Credit Default(2)	(86,386)	—	(86,386)	—
Swaps - Interest Rate(2)	(7,201)	—	(7,201)	—
Written Options	(9,697)	—	(9,697)	—

Total	$(251,117)	$(70,513)	$(180,604)	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$87,168	$87,168
Purchases	—	—
Sales	(74,910)	(74,910)
Accrued discounts/(premiums)	550	550
Total realized gain/(loss)	5,323	5,323
Net change in unrealized appreciation/depreciation	(4,534)	(4,534)
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	(13,597)	(13,597)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $-.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

34

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 64.8%
	Automobiles & Components - 0.2%
29,600	Toyoda Gosei Co., Ltd.	$678,493

	Banks - 1.7%
38,012	Banca Popolare dell-Emilia Romagna SC	306,760
32,800	Dah Sing Financial Holdings Ltd.	183,835
97,510	HSBC Holdings plc	761,842
20,490	KB Financial Group, Inc.	649,151
94,200	Mitsubishi UFJ Financial Group, Inc.	609,241
384,500	Mizuho Financial Group, Inc.	792,010
52,193	Standard Chartered plc	579,376
19,200	Sumitomo Mitsui Financial Group, Inc.	765,958
85,888	UniCredit S.p.A.	554,585

		5,202,758

	Capital Goods - 1.9%
1,825	AGCO Corp.	88,312
139,510	Beijing Enterprises Holdings Ltd.	880,691
127	Caterpillar, Inc.	9,270
16,517	Cie de Saint-Gobain	691,419
21,743	CNH Industrial N.V.	147,184
3,730	CNK International Co., Ltd.*(1)(2)	4,515
58,067	COSCO Corp. Singapore Ltd.(1)(2)	15,544
33	Cummins, Inc.	3,416
7,263	Deere & Co.	566,514
4,510	Fosun International Ltd.	8,213
1,765	Hino Motors Ltd.	20,197
2,511	Hitachi Construction Machinery Co., Ltd.	38,887
124,000	Japan Steel Works Ltd.	461,490
26,000	JGC Corp.	412,670
1,239	John Bean Technologies Corp.	55,581
1,828	Komatsu Ltd.	30,048
43,709	Kubota Corp.	677,553
3,430	MAN SE	357,414
98	NOW, Inc.*	1,618
72	PACCAR, Inc.	3,791
21,360	Sembcorp Marine Ltd.	35,543
18,026	Vinci S.A.	1,213,623
39,558	Yangzijiang Shipbuilding Holdings Ltd.	35,212

		5,758,705

	Commercial & Professional Services - 0.3%
6,376	Ceres Global AG Corp.*	29,744
11,100	en-japan, Inc.	296,018
118,134	Hays plc	255,936
15,189	USG People N.V.	241,420

		823,118

	Diversified Financials - 0.7%
10,508	Groupe Bruxelles Lambert S.A.	852,932
6,883	Julius Baer Group Ltd.*	341,276
37,870	UBS Group AG	756,356
55,700	Uranium Participation Corp.*	216,393

		2,166,957

	Energy - 31.8%
33,072	Anadarko Petroleum Corp.	2,211,855
27,154	Antero Resources Corp.*	640,020
570	Apache Corp.	26,864
350	Baker Hughes, Inc.	18,438
241	Baytex Energy Corp.	981
116,780	BG Group plc	1,844,951
762,413	BP plc	4,531,009
2,998	BP plc ADR	107,029

Shares or Principal Amount		Market Value†
COMMON STOCKS - 64.8% - (continued)
	Energy - 31.8% - (continued)
501,120	Buru Energy Ltd.*	$108,793
68,719	Cabot Oil & Gas Corp.	1,491,890
364	California Resources Corp.	1,471
952	Cameco Corp.	13,484
48,564	Canadian Natural Resources Ltd.	1,126,123
938	Cenovus Energy, Inc.	13,974
1,349	Chesapeake Energy Corp.	9,618
72,534	Chevron Corp.	6,591,890
1,516,000	China Petroleum & Chemical Corp. Class H	1,092,800
2,844	Cimarex Energy Co.	335,763
82,587	Coal India Ltd.	403,368
7,073	Concho Resources, Inc.*	819,831
53,715	ConocoPhillips Co.	2,865,695
17,101	Cosan Ltd. Class A	59,854
197,568	Crew Energy, Inc.*	672,360
786	Denbury Resources, Inc.	2,782
554	Devon Energy Corp.	23,229
205	Diamond Offshore Drilling, Inc.	4,075
21,270	Diamondback Energy, Inc.*	1,570,577
34,571	Enbridge Energy Management LLC*	939,294
31,476	Enbridge, Inc.	1,345,361
48,300	EnCana Corp.	367,532
26,585	Energen Corp.	1,545,918
231,495	Eni S.p.A.	3,780,371
1,438	Eni S.p.A. ADR	46,879
366	Ensco plc Class A	6,087
41,195	EOG Resources, Inc.	3,536,591
9,024	EQT Corp.	596,216
150,537	Exxon Mobil Corp.	12,455,431
368,332	Gazprom PAO ADR	1,552,273
1,094	Halliburton Co.	41,988
1,080,300	Harum Energy Tbk PT*	66,692
366	Hess Corp.	20,573
284	HollyFrontier Corp.	13,907
873	Husky Energy, Inc.	11,797
24,703	Imperial Oil Ltd.	821,375
173,200	Indo Tambangraya Megah Tbk PT	106,772
150,300	Inpex Corp.	1,432,659
19,700	Japan Petroleum Exploration Co., Ltd.	591,237
154,615	Kelt Exploration Ltd.*	568,751
23,575	Keyera Corp.	727,479
76,135	Laredo Petroleum, Inc.*	874,030
29,682	Lukoil PJSC ADR	1,077,008
1,206	Marathon Oil Corp.	22,166
12,533	Marathon Petroleum Corp.	649,209
449	Murphy Oil Corp.	12,765
903	Nabors Industries Ltd.	9,066
413	National Oilwell Varco, Inc.	15,545
30,354	Newfield Exploration Co.*	1,219,927
384	Noble Corp. plc	5,172
507	Noble Energy, Inc.	18,171
27,330	Occidental Petroleum Corp.	2,037,178
76,189	Oil & Natural Gas Corp. Ltd.	287,610
79,138	Origin Energy Ltd.	307,515
205	Pacific Exploration and Production Corp.	400
24,900	Painted Pony Petroleum Ltd.*	84,930
38	Paragon Offshore plc	9
38,061	Paramount Resources Ltd. Class A*	385,093
889	Pembina Pipeline Corp.	22,347
776,000	PetroChina Co., Ltd. Class H	607,533

The accompanying notes are an integral part of these financial statements.

35

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 64.8% - (continued)
	Energy - 31.8% - (continued)
222,786	Petroleo Brasileiro S.A. ADR*	$1,041,389
667	Phillips 66	59,396
18,643	Pioneer Natural Resources Co.	2,556,701
32,038	PrairieSky Royalty Ltd.	630,420
46,368	QEP Resources, Inc.	716,849
90,077	Raging River Exploration, Inc.*	571,764
20,810	Range Resources Corp.	633,456
60,664	Rice Energy, Inc.*	925,733
245,865	Royal Dutch Shell plc Class A	6,418,883
7,377	Royal Dutch Shell plc Class A, ADR	386,997
55,782	Royal Dutch Shell plc Class B	1,460,645
1,403	Royal Dutch Shell plc Class B, ADR	73,924
34,898	RSP Permian, Inc.*	956,903
159,074	Santos Ltd.	656,679
25,054	Sasol Ltd. ADR	805,737
1,606	Schlumberger Ltd.	125,525
5,228	Schoeller-Bleckmann Oilfield Equipment AG	314,256
757	Seadrill Ltd.	4,898
70,435	Seven Generations Energy Ltd. Class A*	750,351
44	Seventy Seven Energy, Inc.*	50
17,611	Southwestern Energy Co.*	194,425
776	Spectra Energy Corp.	22,170
87,873	Statoil ASA	1,420,402
1,806	Statoil ASA ADR	29,185
56,099	Suncor Energy, Inc.	1,667,823
16,801	Tatneft PAO ADR	519,991
584	Tenaris S.A. ADR	14,758
150,800	Tidewater Midstream and Infrastructure Ltd.	162,609
62,774	Total S.A.	3,035,676
27,487	Total S.A. ADR	1,325,698
47,209	TransCanada Corp.	1,588,556
243	Transocean Ltd.	3,847
17,141	Valero Energy Corp.	1,129,935
539	Vermilion Energy, Inc.	18,966
1,126	Weatherford International plc*	11,530
296	Whiting Petroleum Corp.*	5,100

		95,040,808

	Food & Staples Retailing - 0.3%
657	Andersons, Inc.	23,258
179,524	J Sainsbury plc	735,588

		758,846

	Food, Beverage & Tobacco - 1.7%
13,367	Adecoagro S.A.*	141,557
29,522	Archer-Daniels-Midland Co.	1,347,974
47,500	Astra Agro Lestari Tbk PT	68,812
4,000	BRF S.A.	62,335
7,802	BRF S.A. ADR	119,605
8,613	Bunge Ltd.	628,404
149,510	Charoen Pokphand Foods PCL	87,014
137,000	China Agri-Industries Holdings Ltd.*	50,295
170,000	China Foods Ltd.*	77,531
4,022	Coca-Cola Co.	170,332
81,300	First Resources Ltd.	108,907
192,730	Golden Agri-Resources Ltd.	53,487
3,585	Ingredion, Inc.	340,790
3,363	Kraft Heinz Co.	262,213
6,500	Kuala Lumpur Kepong Bhd	34,436
4,331	Limoneira Co.	68,690
5,048	McLeod Russel India Ltd.	13,256

Shares or Principal Amount		Market Value†
COMMON STOCKS - 64.8% - (continued)
	Food, Beverage & Tobacco - 1.7% - (continued)
1,386	MHP S.A. GDR (3)	$12,613
9,019	PureCircle Ltd.*	61,176
6,655	SLC Agricola S.A.	29,715
17,956	Suedzucker AG	335,103
11,218	Tate & Lyle plc	102,971
5,620	Tyson Foods, Inc. Class A	249,303
217,531	Wilmar International Ltd.	484,739
41,809	Zambeef Products plc*	4,254

		4,915,512

	Insurance - 0.9%
36,200	Dai-ichi Life Insurance Co., Ltd.	626,234
26,167	Delta Lloyd N.V.	206,197
1,356,836	Shin Kong Financial Holding Co., Ltd.	324,671
118,640	Storebrand ASA*	413,974
58,800	T&D Holdings, Inc.	772,674
20,532	Tongyang Life Insurance Co., Ltd.	251,076

		2,594,826

	Materials - 11.0%
7,672	Acacia Mining plc	22,756
1,789	African Rainbow Minerals Ltd.	6,822
11,767	Agnico Eagle Mines Ltd.	332,600
7,198	Agrium, Inc.	669,663
19,000	Aichi Steel Corp.	82,532
12,845	Alacer Gold Corp.*	24,951
13,742	Alamos Gold, Inc. Class A	52,862
19,637	Alcoa, Inc.	175,358
4,493	Alexco Resource Corp.*	2,165
213	Allegheny Technologies, Inc.	3,131
95,718	Alrosa PAO*	77,069
40,773	Alumina Ltd.	31,281
48,353	Aluminum Corp. of China Ltd. Class H*	15,574
21,868	Anglo American Platinum Ltd.*	382,486
104,746	Anglo American plc	878,788
18,789	AngloGold Ashanti Ltd. ADR*	158,579
6,079	Antofagasta plc	49,143
441,855	Aquarius Platinum Ltd.*	79,771
14,811	ArcelorMittal	82,709
1,440	ArcelorMittal South Africa Ltd.*	856
459	Asahi Holdings, Inc.	6,755
8,364	Asanko Gold, Inc.*	14,264
6,042	AuRico Metals, Inc.*	3,650
15,276	Avocet Mining plc*	655
46,044	B2Gold Corp.*	49,650
16,713	Banro Corp.*	3,323
130,290	Barrick Gold Corp.	1,001,388
12,053	Belo Sun Mining Corp.*	2,489
49,827	BHP Billiton Ltd.	817,199
31,830	BHP Billiton plc	508,771
4,155	Boliden AB	79,553
33,997	Buzzi Unicem S.p.A.	575,233
905	CAP S.A.	2,392
60,539	Centamin plc	59,219
70,251	Centerra Gold, Inc.	395,417
20,225	CF Industries Holdings, Inc.	1,026,823
12,208	China Gold International Resources Corp. Ltd.*	16,338
182,957	China Precious Metal Resources Holdings Co., Ltd.*	8,220
29,161	China Silver Group Ltd.	7,652
184,156	China Steel Corp.	111,313

The accompanying notes are an integral part of these financial statements.

36

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 64.8% - (continued)
	Materials - 11.0% - (continued)
10,107	Cia de Minas Buenaventura SAA ADR	$64,786
8,899	Cia Siderurgica Nacional S.A.	10,015
6,773	Coeur Mining, Inc.*	18,287
49	Colossus Minerals, Inc.*(1)(2)	—
4,083	Continental Gold, Inc.*	5,090
914	Daido Steel Co., Ltd.	3,499
8,944	Detour Gold Corp.*	99,454
4,881	Dominion Diamond Corp.	51,625
6,050	Dundee Precious Metals, Inc.*	8,004
173,676	Eldorado Gold Corp.	607,667
3,868	Endeavour Silver Corp.*	6,389
21,699	Eregli Demir ve Celik Fabrikalari T.A.S.	30,752
42,285	Evolution Mining Ltd.	42,121
2,634	Feng Hsin Iron & Steel Co.	3,038
6,818	First Majestic Silver Corp.*	22,525
10,451	First Quantum Minerals Ltd.	55,788
2,875	FMC Corp.	117,041
22,821	Fortescue Metals Group Ltd.	33,721
6,824	Fortuna Silver Mines, Inc.*	17,796
8,527	Franco-Nevada Corp.	432,480
16,265	Freeport-McMoRan, Inc.	191,439
11,083	Fresnillo plc	124,311
5,900	Fujimi, Inc.	88,733
8,630,218	G-Resources Group Ltd.	192,850
7,816	Gem Diamonds Ltd.	11,929
14,354	Gerdau S.A. (Preference Shares)	20,210
185,738	Glencore plc	320,668
43,350	Gold Fields Ltd.	113,056
45,077	Goldcorp, Inc.	576,735
15,730	Golden Star Resources Ltd.*	3,308
59,843	Grupo Mexico S.A.B. de C.V. Series B	145,860
22,598	Gryphon Minerals Ltd.*	867
6,324	Guyana Goldfields, Inc.*	15,766
23,729	Harmony Gold Mining Co., Ltd.*	16,626
18,953	Hecla Mining Co.	39,233
15,620	Hindalco Industries Ltd.	20,014
22,700	Hitachi Chemical Co., Ltd.	358,832
2,934	Hitachi Metals Ltd.	33,230
10,299	Hochschild Mining plc*	11,749
2,288	Holmen AB Class B	68,971
1,229	Hyundai Steel Co.	55,956
21,698	IAMGOLD Corp.*	39,161
11,308	Iluka Resources Ltd.	51,278
166,445	Impala Platinum Holdings Ltd.*	453,923
850	Industrias CH S.A.B. de C.V. Series B*	3,085
7,566	Industrias Penoles S.A.B. de C.V.	100,226
2,821	International Paper Co.	120,428
18,512	Israel Chemicals Ltd.	102,644
249	Israel Corp. Ltd.	64,234
209,300	Ivanhoe Mines Ltd. Class A*	112,045
7,691	JFE Holdings, Inc.	120,907
20,057	Jiangxi Copper Co., Ltd. Class H	26,414
44,000	JSR Corp.	694,905
960	JSW Steel Ltd.	13,345
3,908	K+S AG	98,651
2,245	KGHM Polska Miedz S.A.	52,120
17,753	Kingsrose Mining Ltd.*	2,867
338,469	Kinross Gold Corp.*	680,323
3,356	Kirkland Lake Gold, Inc.*	14,244
41,142	Kobe Steel Ltd.	51,953
136	Korea Zinc Co., Ltd.	56,517

Shares or Principal Amount		Market Value†
COMMON STOCKS - 64.8% - (continued)
	Materials - 11.0% - (continued)
2,442	Koza Altin Isletmeleri AS	$13,708
1,327	Kumba Iron Ore Ltd.	5,729
19,800	Kyoei Steel Ltd.	327,421
12,441	LafargeHolcim Ltd.*	700,612
19,421	Lake Shore Gold Corp.*	17,229
719,071	Lepanto Consolidated Mining Co.*	3,164
170,136	Lonmin plc*	66,771
10,908	Lucara Diamond Corp.	13,764
5,740	LyondellBasell Industries N.V. Class A	533,303
2,528	MAG Silver Corp.*	18,115
17,800	Maruichi Steel Tube Ltd.	455,827
9,905	McEwen Mining, Inc.	8,916
6,356	Midas Gold Corp.*	1,361
17,263	Mitsubishi Materials Corp.	60,219
138,000	Mitsui Chemicals, Inc.	521,799
8,192	MMC Norilsk Nickel PJSC ADR	122,061
6,303	Mondi plc	145,751
5,091,387	Mongolian Mining Corp.*	142,548
17,905	Monsanto Co.	1,669,104
23,521	Mosaic Co.	794,775
24,400	Neturen Co., Ltd.	174,479
2,376	Nevsun Resources Ltd.	7,105
28,198	New Gold, Inc.*	69,870
41,062	Newcrest Mining Ltd.*	357,702
50,990	Newmont Mining Corp.	992,265
8,665	NGEx Resources, Inc.*	3,380
11,794	Nippon Steel & Sumitomo Metal Corp.	239,094
18,835	Norsk Hydro ASA	67,463
17,765	Northam Platinum Ltd.*	38,848
26,999	Northern Star Resources Ltd.	52,683
12,649	NOVAGOLD Resources, Inc.*	45,659
629	Novolipetsk Steel OJSC GDR	7,737
4,974	Nucor Corp.	210,400
30,924	OceanaGold Corp.	59,124
2,626	OCI N.V.*	74,083
23,064	Oji Holdings Corp.	119,448
4,423	Osisko Gold Royalties Ltd.	45,935
1,339	OZ Minerals Ltd.	4,109
54,000	Pacific Metals Co., Ltd.	144,513
74,489	Pan African Resources plc	9,489
8,920	Pan American Silver Corp.	67,671
21,316	Petra Diamonds Ltd.	24,503
10,384	Petropavlovsk plc*	932
1,069	POSCO	171,907
60,299	Potash Corp. of Saskatchewan, Inc.	1,220,614
7,547	Premier Gold Mines Ltd.*	13,852
5,617	Pretium Resources, Inc.*	33,635
8,059	Primero Mining Corp.*	18,551
5,055	Randgold Resources Ltd.	339,023
17,872	Regis Resources Ltd.	26,349
707,309	Resolute Mining Ltd.*	188,973
6,782	Rio Tinto Ltd.	242,511
19,410	Rio Tinto plc	707,402
6,132	Royal Bafokeng Platinum Ltd.*	12,407
3,362	Royal Gold, Inc.	160,838
14,824	Rubicon Minerals Corp.*	6,575
18,315	Salzgitter AG	528,153
22,817	San Gold Corp.*(1)(2)	—
3,177	Sandstorm Gold Ltd.*	8,334
1,973	Seabridge Gold, Inc.*	16,130
15,753	SEMAFO, Inc.*	35,780

The accompanying notes are an integral part of these financial statements.

37

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 64.8% - (continued)
	Materials - 11.0% - (continued)
13,599	Sesa Sterlite Ltd.	$20,689
2,727	Severstal PAO GDR	32,070
40,338	Sibanye Gold Ltd.	67,374
4,862	Silver Standard Resources, Inc.*	33,502
21,267	Silver Wheaton Corp.	289,014
9,664	Silvercorp Metals, Inc.	7,391
445	Sims Metal Management Ltd.	3,096
85,793	South32 Ltd.*	88,601
2,385	Southern Copper Corp.	66,208
913	SSAB AB Class A*	3,292
6,106	Stillwater Mining Co.*	57,030
465	Stora Enso Oyj Class R	4,313
96,000	Sumitomo Bakelite Co., Ltd.	393,838
7,771	Sumitomo Metal Mining Co., Ltd.	96,410
3,774	Syngenta AG	1,267,952
8,571	Tahoe Resources, Inc.	71,578
4,900	Tanzanian Royalty Exploration Corp.*	1,724
5,082	Tata Steel Ltd.	19,142
8,959	Teck Resources Ltd. Class B	52,552
5,885	ThyssenKrupp AG	118,582
6,472	Timmins Gold Corp.*	1,336
72,100	Tokyo Steel Manufacturing Co., Ltd.	481,136
34,755	Torex Gold Resources, Inc.*	32,958
13,771	Turquoise Hill Resources Ltd.*	37,282
13,282	Umicore S.A.	563,928
6,109	UPL Ltd.	42,823
3,347	UPM-Kymmene Oyj	62,659
6,051	Usinas Siderurgicas de Minas Gerais S.A. Class A (Preference Shares)	4,362
19,136	Vale S.A.	84,651
82,245	Vale S.A. (Preference Shares)	299,205
4,602	Vicat	294,838
1,747	Voestalpine AG	63,165
960	West Fraser Timber Co., Ltd.	33,970
1,349	WestRock Co.	72,522
50,753	Yamana Gold, Inc.	111,008
17,241	Yamato Kogyo Co., Ltd.	459,250
9,398	Yara International ASA	426,913
10,400	Yodogawa Steel Works Ltd.	183,331
42,606	Zhaojin Mining Industry Co., Ltd. Class H	24,011
303,285	Zijin Mining Group Co., Ltd. Class H	81,135

		32,943,635

	Media - 0.5%
21,256	Comcast Corp. Class A	1,331,051

	Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
3,846	Evogene Ltd.*	29,274
6,341	Genus plc	141,928
700	Ouro Fino Saude Animal Participacoes S.A.	6,262

		177,464

	Real Estate - 0.7%
6,405	American Tower Corp. REIT	654,783
24,265	Equity LifeStyle Properties, Inc. REIT	1,467,547

		2,122,330

	Retailing - 0.3%
5,500	Adastria Co., Ltd.	309,620
131	CST Brands, Inc.	4,707
171	Murphy USA, Inc.*	10,494
2,900	Shimamura Co., Ltd.	325,703

Shares or Principal Amount		Market Value†
COMMON STOCKS - 64.8% - (continued)
	Retailing - 0.3% - (continued)
19,900	Xebio Holdings Co., Ltd.	$356,050

		1,006,574

	Semiconductors & Semiconductor Equipment - 0.8%
8,478	First Solar, Inc.*	483,840
90,000	SCREEN Holdings Co., Ltd.	531,750
74,600	Shinko Electric Industries Co., Ltd.	453,076
18,939	SunPower Corp.*	508,323
23,500	Tokyo Seimitsu Co., Ltd.	518,837

		2,495,826

	Software & Services - 0.4%
148,000	Fujitsu Ltd.	699,539
19,300	Itochu Techno-Solutions Corp.	423,114

		1,122,653

	Telecommunication Services - 1.1%
28,083	KT Corp.*	727,509
83,600	NTT DoCoMo, Inc.	1,628,150
49,768	Telenor ASA	937,537

		3,293,196

	Transportation - 1.2%
21,330	Canadian National Railway Co.	1,302,866
13,496	D/S Norden A/S*	269,099
1,275	Flughafen Zuerich AG	965,020
10,969	Hamburger Hafen und Logistik AG	158,657
894,000	Pacific Basin Shipping Ltd.	264,440
174,832	PostNL N.V.*	720,261

		3,680,343

	Utilities - 9.2%
5,368	8Point3 Energy Partners L.P.	72,253
175,000	Cheung Kong Infrastructure Holdings Ltd.	1,623,470
1,245,000	China Longyuan Power Group Corp. Ltd. Class H	1,138,236
64,000	Cia de Saneamento Basico do Estado de Sao Paulo	277,803
41,700	Cia Paranaense de Energia (Preference Shares)	351,415
627,607	Enel Green Power S.p.A.	1,326,864
33,706	Engie S.A.	589,882
213,500	ENN Energy Holdings Ltd.	1,223,065
41,349	Gas Natural SDG S.A.	894,454
1,130,250	Guangdong Investment Ltd.	1,589,538
3,100	Kenon Holdings Ltd.*	40,711
24,655	Korea Electric Power Corp.	1,110,080
26,415	MDU Resources Group, Inc.	498,187
126,316	National Grid plc	1,799,356
16,195	NextEra Energy, Inc.	1,662,579
169,283	NTPC Ltd.	343,693
187,500	Osaka Gas Co., Ltd.	738,462
13,058	Pattern Energy Group, Inc.	305,427
24,660	PG&E Corp.	1,316,844
142,000	Power Assets Holdings Ltd.	1,412,390
10,423	Red Electrica Corporacion S.A.	917,587
39,722	Severn Trent plc	1,369,924
190,792	Snam S.p.A.	987,348
51,054	SSE plc	1,187,750
82,122	Suez Environnement Co.	1,559,319
52,352	UGI Corp.	1,919,748

The accompanying notes are an integral part of these financial statements.

38

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
COMMON STOCKS - 64.8% - (continued)
		Utilities - 9.2% - (continued)
	25,361	UIL Holdings Corp.	$1,293,157

			27,549,542

		Total Common Stocks (cost $223,720,244)	$193,662,637

FOREIGN GOVERNMENT OBLIGATIONS - 3.3%
		Brazil - 0.8%
		Brazil Notas do Tesouro Nacional Series B
BRL	2,973,089	6.00%, 08/15/2018(4)	$761,603
	2,804,596	6.00%, 08/15/2022(4)	675,928
	4,103,623	6.00%, 08/15/2030(4)	953,009

			2,390,540

		Israel - 0.6%
		Israel Government Bond—CPI Linked
ILS	2,515,195	1.00%, 05/30/2017(4)	659,239
	2,428,475	1.75%, 09/29/2023(4)	699,378
	1,410,680	2.75%, 08/30/2041(4)	467,722

			1,826,339

		Mexico - 0.9%
		Mexican Udibonos
MXN	15,414,588	4.00%, 06/13/2019(4)	1,011,588
	24,335,542	4.00%, 11/15/2040(4)	1,567,421

			2,579,009

		South Africa - 0.4%
		South Africa Government Bond - CPI Linked
ZAR	7,103,779	2.00%, 01/31/2025(4)	521,993
	7,130,209	3.45%, 12/07/2033(4)	636,096

			1,158,089

		South Korea - 0.1%
KRW	355,101,225	Inflation Linked Korea Treasury Bond 1.13%, 06/10/2023(4)	301,473

		Thailand - 0.1%
THB	13,492,353	Thailand Government Bond 1.20%, 07/14/2021(3)(4)	357,605

		Turkey - 0.4%
TRY	4,155,089	Turkey Government Bond 2.00%, 09/18/2024(4)	1,334,720

		Total Foreign Government Obligations (cost $11,931,679)	$9,947,775

U.S. GOVERNMENT SECURITIES - 18.1%
		U.S. Treasury Securities - 18.1%
		U.S. Treasury Bonds - 3.5%
$	2,596,023	0.25%, 01/15/2025(4)	$2,494,277
	1,344,781	0.75%, 02/15/2042(4)	1,202,090
	1,329,380	1.38%, 02/15/2044(4)	1,377,449
	910,096	1.75%, 01/15/2028(4)	1,010,325
	677,674	2.38%, 01/15/2025(4)	779,396
	915,791	2.50%, 01/15/2029(4)	1,104,196
	810,436	3.63%, 04/15/2028(4)	1,077,521
	942,331	3.88%, 04/15/2029(4)	1,304,270

			10,349,524

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 18.1% - (continued)
		U.S. Treasury Notes - 14.6%
$	3,294,746	0.13%, 04/15/2017(4)(5)	$3,292,901
	5,124,013	0.13%, 04/15/2018(4)	5,128,680
	1,078,104	0.13%, 04/15/2019(4)	1,076,404
	463,043	0.13%, 04/15/2020(4)	459,546
	3,365,282	0.13%, 01/15/2022(4)	3,285,487
	4,368,260	0.13%, 07/15/2022(4)	4,266,846
	3,637,485	0.13%, 01/15/2023(4)	3,514,767
	2,775,223	0.13%, 07/15/2024(4)	2,656,843
	2,048,160	0.38%, 07/15/2023(4)	2,017,438
	1,542,645	0.38%, 07/15/2025(4)	1,504,642
	3,086,600	0.63%, 07/15/2021(4)	3,133,019
	2,885,446	0.63%, 01/15/2024(4)	2,879,285
	1,202,751	1.13%, 01/15/2021(4)	1,250,062
	2,945,921	1.38%, 01/15/2020(4)	3,084,509
	2,522,565	1.88%, 07/15/2019(4)	2,693,199
	621,609	2.13%, 01/15/2019(4)	662,046
	1,533,967	2.38%, 01/15/2017(4)	1,577,790
	654,946	2.50%, 07/15/2016(4)	667,499
	609,433	2.63%, 07/15/2017(4)	639,206

			43,790,169

		Total U.S. Government Securities (cost $54,666,548)	$54,139,693

EXCHANGE TRADED FUNDS - 0.2%
		Other Investment Pools & Funds - 0.2%
	666	ETFS Platinum Trust*	$63,243
	8,283	Market Vectors Agribusiness ETF	401,560
	6,732	Market Vectors Gold Miners ETF	100,711

		Total Exchange Traded Funds (cost $560,808)	$565,514

WARRANTS - 0.0%
		Materials - 0.0%
	23,650	Shandong Denghai Seeds Co., Ltd. , Expires 4/24/18*	$59,148

		Total Warrants (cost $28,611)	$59,148

		Total Long-Term Investments (cost $290,907,890)	$258,374,767

The accompanying notes are an integral part of these financial statements.

39

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 10.1%
	Other Investment Pools & Funds - 10.1%
30,109,438	Federated Prime Obligations Fund	$30,109,438

	Total Short-Term Investments (cost $30,109,438)	$30,109,438

Total Investments Excluding Purchased Options (cost $321,017,328)	96.5%	$288,484,205

Total Purchased Options (cost $37,941)	0.0%	$17,103

Total Investments (cost $321,055,269) ^	96.5%	$288,501,308
Other Assets and Liabilities	3.5%	10,334,897

Total Net Assets	100.0%	$298,836,205

The accompanying notes are an integral part of these financial statements.

40

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global Real-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2015, the Fund invested 17.5% of its total assets in the Subsidiary.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $361,940,779 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,084,056
Unrealized Depreciation	(73,051,345)

Net Unrealized Depreciation	$(67,967,289)

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2015, the aggregate fair value of these securities was $20,059, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
01/2013	3,730	CNK International Co., Ltd.	$20,155
11/2013	58,067	COSCO Corp. Singapore Ltd.	34,037
09/2012	49	Colossus Minerals, Inc.	43,605
09/2012	22,817	San Gold Corp.	15,327

			$113,124

At October 31, 2015, the aggregate value of these securities were $20,059, which represents 0.0% of total net assets.

(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $370,218, which represents 0.1% of total net assets.

(4)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(5)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

41

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Exchange Traded Option Contracts Outstanding at October 31, 2015
Description	Exercise Price	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
Natural Gas Option	3.00 USD	02/24/16	USD	14	$16,940	$34,080	$(17,140)

Puts
Corn Future Option	350.00 USD	11/20/15	USD	13	$163	$3,862	$(3,699)

Total purchased option contracts				27	$17,103	$37,942	$(20,839)

Written option contracts:
Calls
Corn Future Option	390.00 USD	11/20/15	USD	(21)	$(3,806)	$(16,059)	$12,253
Natural Gas Option	4.00 USD	02/24/16	USD	(14)	(3,780)	(9,590)	5,810

Total Calls				(35)	$(7,586)	$(25,649)	$18,063

Puts
Corn Future Option	390.00 USD	11/20/15	USD	(18)	$(10,238)	$(15,744)	$5,506
Natural Gas Option	2.50 USD	02/24/16	USD	(14)	(38,780)	(21,755)	(17,025)

Total Puts				(32)	$(49,018)	$(37,499)	$(11,519)

Total written option contracts				(67)	$(56,604)	$(63,148)	$6,544

Futures Contracts Outstanding at October 31, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Brent Crude Oil Future	62	11/13/2015	$3,179,101	$3,072,720	$(106,381)
Brent Crude Oil Future	4	12/16/2015	205,154	201,240	(3,914)
Brent Crude Oil Future	11	10/31/2016	660,611	623,480	(37,131)
Coffee Future	8	12/18/2015	392,859	362,851	(30,008)
Copper Future	14	12/14/2015	1,809,728	1,793,225	(16,503)
Copper Future	4	03/14/2016	507,591	510,550	2,959
Corn Future	115	12/14/2015	2,286,801	2,197,937	(88,864)
Corn Future	19	12/14/2016	412,060	387,600	(24,460)
Gasoline Future	3	06/30/2016	205,936	206,728	792
Gold 100oz Future	11	12/29/2015	1,216,130	1,255,540	39,410
Hard Red Winter Wheat Future	26	12/14/2015	641,848	641,875	27
Henry Hub Natural Gas Future	10	12/28/2016	109,522	74,000	(35,522)
Henry Hub Natural Gas Future	10	01/27/2017	109,522	73,825	(35,697)
Henry Hub Natural Gas Future	10	02/24/2017	109,522	72,450	(37,072)
Henry Hub Natural Gas Future	11	03/29/2017	120,475	74,415	(46,060)
Henry Hub Natural Gas Future	11	04/26/2017	120,475	74,333	(46,142)
Henry Hub Natural Gas Future	11	05/26/2017	120,475	75,488	(44,987)
Henry Hub Natural Gas Future	11	06/28/2017	120,475	76,670	(43,805)
Henry Hub Natural Gas Future	11	07/27/2017	120,475	77,083	(43,392)
Henry Hub Natural Gas Future	11	08/29/2017	120,475	76,890	(43,585)
Henry Hub Natural Gas Future	11	09/27/2017	120,475	77,578	(42,897)
Henry Hub Natural Gas Future	11	10/27/2017	120,475	79,778	(40,697)
Henry Hub Natural Gas Future	10	11/28/2017	109,522	76,375	(33,147)
Henry Hub Natural Gas Future	4	12/27/2017	45,409	31,500	(13,909)
Henry Hub Natural Gas Future	4	01/29/2018	45,409	31,380	(14,029)
Henry Hub Natural Gas Future	4	02/26/2018	45,409	30,800	(14,609)
Henry Hub Natural Gas Future	5	03/27/2018	56,761	34,975	(21,786)
Henry Hub Natural Gas Future	5	04/26/2018	56,761	34,937	(21,824)
Henry Hub Natural Gas Future	4	05/29/2018	45,409	28,270	(17,139)
Henry Hub Natural Gas Future	4	06/27/2018	45,409	28,620	(16,789)

The accompanying notes are an integral part of these financial statements.

42

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Futures Contracts Outstanding at October 31, 2015 - (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts: - (continued)
Henry Hub Natural Gas Future	4	07/27/2018	$45,409	$28,750	$(16,659)
Henry Hub Natural Gas Future	4	08/29/2018	45,409	28,680	(16,729)
Henry Hub Natural Gas Future	4	09/26/2018	45,409	28,940	(16,469)
Henry Hub Natural Gas Future	4	10/29/2018	45,409	29,740	(15,669)
Henry Hub Natural Gas Future	4	11/28/2018	45,409	31,290	(14,119)
Lead Future	6	12/14/2015	259,453	253,388	(6,065)
Low Sulphur Gasoil Future	18	01/12/2016	848,223	838,350	(9,873)
Natural Gas Future	5	11/25/2015	142,658	116,050	(26,608)
Natural Gas Future	62	12/29/2015	1,952,668	1,543,800	(408,868)
Natural Gas Future	2	01/27/2016	48,892	50,260	1,368
Natural Gas Future	25	02/25/2016	608,827	625,500	16,673
Nickel Future	24	12/14/2015	1,622,539	1,446,984	(175,555)
Palladium Future	16	12/29/2015	908,872	1,083,600	174,728
Platinum Future	35	01/27/2016	1,637,395	1,730,925	93,530
Primary Aluminum Future	29	12/14/2015	1,437,180	1,062,306	(374,874)
Primary Aluminum Future	6	03/14/2016	239,014	221,812	(17,202)
Primary Aluminum Future	6	12/19/2016	231,903	227,588	(4,315)
Silver Future	9	12/29/2015	667,524	700,515	32,991
Soybean Future	43	01/14/2016	1,915,458	1,904,363	(11,095)
Soybean Oil Future	18	12/14/2015	365,520	304,560	(60,960)
Sugar No. 11 Future	36	02/29/2016	504,840	585,446	80,606
WTI Crude Future	115	11/20/2015	5,303,960	5,357,850	53,890
WTI Crude Future	24	12/21/2015	1,166,454	1,139,280	(27,174)
WTI Crude Future	7	11/21/2016	385,229	365,260	(19,969)
Wheat Future	42	12/14/2015	1,102,179	1,096,200	(5,979)
Zinc Future	15	12/14/2015	707,629	637,781	(69,848)
Zinc Future	5	03/14/2016	228,770	214,688	(14,082)

Total					$(1,735,487)

Short position contracts:
Brent Crude Oil Future	3	10/26/2017	$36,451	$42,960	$(6,509)
Brent Crude Oil Future	8	10/31/2017	534,646	481,280	53,366
Brent Crude Oil Future	8	10/31/2018	510,389	499,601	10,788
Cattle Feeder Future	9	11/19/2015	853,076	859,050	(5,974)
Cattle Feeder Future	2	01/28/2016	184,008	183,200	808
Cocoa Future	13	12/15/2015	403,213	423,670	(20,457)
Copper Future	5	12/14/2015	636,567	640,438	(3,871)
Copper Future	1	03/14/2016	127,629	127,638	(9)
Gold 100oz Future	1	02/25/2016	110,906	114,230	(3,324)
Lead Future	1	12/14/2015	42,192	42,231	(39)
Lean Hogs Future	3	02/12/2016	81,144	75,300	5,844
Live Cattle Future	13	12/31/2015	735,615	736,970	(1,355)
Live Cattle Future	8	02/29/2016	474,300	458,960	15,340
Live Cattle Future	10	04/29/2016	558,688	568,500	(9,812)
Natural Gas Future	1	12/28/2016	29,113	29,600	(487)
Nickel Future	5	12/14/2015	307,494	301,455	6,039
Primary Aluminum Future	16	12/14/2015	660,655	586,100	74,555
Primary Aluminum Future	1	03/14/2016	36,958	36,969	(11)
Primary Aluminum Future	31	12/19/2016	1,332,976	1,175,869	157,107
Soybean Future	8	03/14/2016	369,489	355,501	13,988
U.S. Treasury 10-Year Note Future	2	12/21/2015	254,684	255,375	(691)
U.S. Treasury 5-Year Note Future	2	12/31/2015	239,276	239,547	(271)
Zinc Future	2	12/14/2015	85,023	85,038	(15)
Zinc Future	1	03/14/2016	42,930	42,937	(7)

Total					$285,003

Total futures contracts					$(1,450,484)

The accompanying notes are an integral part of these financial statements.

43

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

OTC Interest Rate Swap Contracts Outstanding at October 31, 2015
Counterparty	Payments made by Fund		Payments received by Fund	Notional Amount	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BOA	CLICP Camara	2.09% Fixed	CLP	184,550,000	09/28/17	$—	$—	$41,639	$41,639

OTC Total Return Swap Contracts Outstanding at October 31, 2015
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Market Value†	Unrealized Appreciation/ (Depreciation)
Platinum Spot	GSC	USD	307,224	Platinum Spot	10/31/16	$(5,662)	$(5,662)
S&P GSCI Industial Metals	GSC	USD	250,080	(.10)%	05/31/16	—	0

Total						$(5,662)	$(5,662)

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/30/15	WEST	$6,087,514	$6,002,075	$(85,439)
AUD	Sell	11/30/15	BCLY	1,535,103	1,510,130	24,973
AUD	Sell	11/30/15	UBS	1,534,350	1,509,419	24,931
AUD	Sell	11/30/15	BOA	1,467,739	1,465,275	2,464
BRL	Buy	11/04/15	SCB	1,749,876	1,827,982	78,106
BRL	Buy	11/04/15	MSC	1,138,873	1,177,998	39,125
BRL	Buy	11/04/15	UBS	772,500	771,953	(547)
BRL	Buy	11/04/15	GSC	2,235,611	2,234,027	(1,584)
BRL	Sell	11/04/15	GSC	783,300	765,220	18,080
BRL	Sell	11/04/15	SCB	1,829,278	1,827,982	1,296
BRL	Sell	11/04/15	MSC	1,178,833	1,177,998	835
BRL	Sell	11/04/15	UBS	767,409	771,953	(4,544)
BRL	Sell	11/04/15	GSC	751,087	760,299	(9,212)
BRL	Sell	11/04/15	GSC	699,047	708,508	(9,461)
CLP	Buy	11/30/15	SSG	3,291,897	3,266,172	(25,725)
CNY	Sell	11/30/15	CBK	5,413,259	5,460,392	(47,133)
EUR	Sell	11/30/15	GSC	9,055,334	9,012,794	42,540
JPY	Buy	11/30/15	BCLY	3,429,430	3,441,768	12,338
JPY	Sell	11/30/15	HSBC	2,376,045	2,385,022	(8,977)
JPY	Sell	11/30/15	CBK	2,375,223	2,385,022	(9,799)
JPY	Sell	11/30/15	BNP	2,375,048	2,385,014	(9,966)
JPY	Sell	11/30/15	SSG	2,375,037	2,385,022	(9,985)

Total						$22,316

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

44

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
MSC	Morgan Stanley
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
EUR	Euro
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
GSCI	Goldman Sachs Commodity
S&P	Standard & Poors

Other Abbreviations:
ADR	American Depositary Receipt
CLICP	Sinacofi Chile Interbank Offered Rate
CPI	Consumer Price Index
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

45

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$678,493	$—	$678,493	$—
Banks	5,202,758	—	5,202,758	—
Capital Goods	5,758,705	728,502	5,010,144	20,059
Commercial & Professional Services	823,118	29,744	793,374	—
Diversified Financials	2,166,957	216,393	1,950,564	—
Energy	95,040,808	66,639,649	28,401,159	—
Food & Staples Retailing	758,846	23,258	735,588	—
Food, Beverage & Tobacco	4,915,512	3,585,975	1,329,537	—
Insurance	2,594,826	—	2,594,826	—
Materials	32,943,635	15,268,510	17,675,125	—
Media	1,331,051	1,331,051	—	—
Pharmaceuticals, Biotechnology & Life Sciences	177,464	20,294	157,170	—
Real Estate	2,122,330	2,122,330	—	—
Retailing	1,006,574	15,201	991,373	—
Semiconductors & Semiconductor Equipment	2,495,826	992,163	1,503,663	—
Software & Services	1,122,653	—	1,122,653	—
Telecommunication Services	3,293,196	—	3,293,196	—
Transportation	3,680,343	1,302,866	2,377,477	—
Utilities	27,549,542	7,697,413	19,852,129	—
Foreign Government Obligations	9,947,775	—	9,947,775	—
U.S. Government Securities	54,139,693	—	54,139,693	—
Exchange Traded Funds	565,514	565,514	—	—
Warrants	59,148	—	59,148	—
Short-Term Investments	30,109,438	30,109,438	—	—
Purchased Options	17,103	17,103	—	—
Foreign Currency Contracts(2)	244,688	—	244,688	—
Futures Contracts(2)	834,809	834,809	—	—
Swaps - Interest Rate(2)	41,639	—	41,639	—

Total	$289,622,444	$131,500,213	$158,102,172	$20,059

Liabilities
Foreign Currency Contracts (2)	$(222,372)	$—	$(222,372)	$—
Futures Contracts (2)	(2,285,293)	(2,285,293)	—	—
Swaps - Total Return (2)	(5,662)	—	(5,662)	—
Written Options	(56,604)	(56,604)	—	—

Total	$(2,569,931)	$(2,341,897)	$(228,034)	$—

(1)	For the year ended October 31, 2015, investments valued at $4,518,437 were transferred from Level 1 to Level 2, and investments valued at $357,337 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

46

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2015

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2015:

	Common Stocks	Total
Beginning balance	$7,577	$7,577
Purchases	—	—
Sales	(2,127)	(2,127)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	(108,507)	(108,507)
Net change in unrealized appreciation/depreciation	97,908	97,908
Transfers into Level 3(1)	25,208	25,208
Transfers out of Level 3(1)	—	—

Ending balance	$20,059	$20,059

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $6,562.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

47

Hartford Long/Short Global Equity Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 112.7%
	Automobiles & Components - 3.6%
17,390	Gentex Corp.	$285,022
14,000	Keihin Corp.	228,371
5,969	Tenneco, Inc.*	337,786

		851,179

	Banks - 6.7%
280,803	Banca Popolare di Milano Scarl	263,482
114,405	Genworth Mortgage Insurance Australia Ltd.	218,555
6,850	Grupo Financiero Galicia S.A. ADR	183,237
14,940	Hilltop Holdings, Inc.*	313,292
2,100	IBERIABANK Corp.	127,323
111,960	Israel Discount Bank Ltd. Class A*	204,784
14,390	United Community Banks, Inc. of Georgia	290,102

		1,600,775

	Capital Goods - 9.4%
5,198	Astronics Corp.*	196,527
194,000	China Lesso Group Holdings Ltd.	156,852
2,630	Lennox International, Inc.	349,290
28,000	Makino Milling Machine Co., Ltd.	216,873
6,324	OSRAM Licht AG	371,625
7,080	Owens Corning	322,353
3,240	Teledyne Technologies, Inc.*	289,105
17,999	Wienerberger AG	331,850

		2,234,475

	Commercial & Professional Services - 3.8%
6,060	Clean Harbors, Inc.*	281,729
10,610	Herman Miller, Inc.	336,655
104,694	Spotless Group Holdings Ltd.	159,875
11,400	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A	129,444

		907,703

	Consumer Durables & Apparel - 2.4%
71,000	ANTA Sports Products Ltd.	198,610
730,000	Global Brands Group Holding Ltd.*	151,347
13,870	Tumi Holdings, Inc.*	222,336

		572,293

	Consumer Services - 5.7%
2,330	Brinker International, Inc.	106,038
5,900	Cheesecake Factory, Inc.	284,380
19,296	Domino’s Pizza Group plc	324,282
57,800	Kroton Educacional S.A.	147,777
22,165	Melia Hotels International S.A.	320,063
6,850	New Oriental Education & Technology Group, Inc. ADR	188,444

		1,370,984

	Diversified Financials - 5.2%
48,600	BM&FBovespa S.A.- Bolsa de Valores Mercadorias e Futuros	143,662
35,657	Cerved Information Solutions S.p.A.	270,132
23,941	Coface S.A.*	193,844
41,900	Mitsubishi UFJ Lease & Finance Co., Ltd.	219,923
6,260	Nelnet, Inc. Class A	223,983
10,860	Solar Capital Ltd.	187,986

		1,239,530

	Energy - 4.0%
17,710	Ensco plc Class A	294,517
24,070	QEP Resources, Inc.	372,122

Shares or Principal Amount		Market Value†
COMMON STOCKS - 112.7% - (continued)
	Energy - 4.0% - (continued)
20,330	Superior Energy Services, Inc.	$287,873

		954,512

	Food & Staples Retailing - 0.6%
19,703	Clicks Group Ltd.	143,711

	Food, Beverage & Tobacco - 4.0%
3,000	Cia Cervecerias Unidas S.A. ADR	71,910
70,463	Greencore Group plc	327,631
9,300	Gruma S.A.B. de C.V. Class B	142,728
36,700	Guinness Anchor Bhd	122,038
4,060	Sanderson Farms, Inc.	282,210

		946,517

	Health Care Equipment & Services - 6.8%
11,810	Globus Medical, Inc. Class A*	263,953
14,010	Kindred Healthcare, Inc.	187,734
6,300	LifePoint Health, Inc.*	433,944
50,177	Netcare Ltd.	142,688
78,500	Phoenix Healthcare Group Co., Ltd.	118,875
39,899	Spire Healthcare Group plc(1)	230,394
8,150	Surgical Care Affiliates, Inc.*	241,322

		1,618,910

	Household & Personal Products - 1.0%
6,380	Nu Skin Enterprises, Inc. Class A	243,780

	Insurance - 3.8%
4,880	Assurant, Inc.	397,867
13,750	Assured Guaranty Ltd.	377,300
11,677	Tongyang Life Insurance Co., Ltd.	142,792

		917,959

	Materials - 8.1%
18,113	Buzzi Unicem S.p.A.	306,474
31,440	Graphic Packaging Holding Co.	445,190
12,830	KapStone Paper & Packaging Corp.	279,053
6,990	Methanex Corp.	279,111
4,720	Reliance Steel & Aluminum Co.	283,011
15,600	Suzano Papel e Celulose S.A. Class A (Preference Shares)	66,946
5,824	Vidrala S.A.	276,092

		1,935,877

	Media - 2.0%
32,600	IMAX China Holding, Inc.*(1)	180,864
17,200	TV Asahi Holdings Corp.	287,044

		467,908

	Pharmaceuticals, Biotechnology & Life Sciences - 1.2%
4,550	ICON plc*	290,609

	Real Estate - 9.1%
19,345	Big Yellow Group plc REIT	223,316
9,760	Blackstone Mortgage Trust, Inc. Class A REIT	268,595
15,297	Grand City Properties S.A.	305,273
112,273	Hibernia plc REIT	166,178
44,600	Leopalace21 Corp.*	237,625
40,730	MFA Financial, Inc. REIT	281,852
21,680	Redwood Trust, Inc. REIT	287,910
38,669	UNITE Group plc	395,733

		2,166,482

	Retailing - 7.5%
19,180	Chico’s FAS, Inc.	265,068

The accompanying notes are an integral part of these financial statements.

48

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 112.7% - (continued)
	Retailing - 7.5% - (continued)
12,010	Haverty Furniture Cos., Inc.	$281,154
3,669	Hornbach Holding AG & Co. KGaA	282,504
7,800	K’s Holdings Corp.	275,267
120,400	Matahari Department Store Tbk PT	144,960
8,120	Urban Outfitters, Inc.*	232,232
11,911	WH Smith plc	312,466

		1,793,651

	Semiconductors & Semiconductor Equipment - 5.7%
20,380	Entegris, Inc.*	261,475
7,624	First Solar, Inc.*	435,102
139,000	King Yuan Electronics Co., Ltd.	88,708
3,160	Microsemi Corp.*	113,791
29,150	ON Semiconductor Corp.*	320,650
5,548	Siltronic AG*	144,667

		1,364,393

	Software & Services - 8.0%
13,390	Cadence Design Systems, Inc.*	297,526
10,210	Cardtronics, Inc.*	352,245
17,030	Convergys Corp.	437,160
7,400	Exlservice Holdings, Inc.*	327,524
2,930	Imperva, Inc.*	206,916
6,060	Verint Systems, Inc.*	288,335

		1,909,706

	Technology Hardware & Equipment - 3.5%
10,600	Alps Electric Co., Ltd.	329,015
12,340	Ciena Corp.*	297,888
12,000	Japan Aviation Electronics Industry Ltd.	212,569

		839,472

	Telecommunication Services - 4.1%
150,275	Bezeq The Israeli Telecommunication Corp. Ltd.	322,037
79,000	SmarTone Telecommunications Holdings Ltd.	139,853
83,440	Vonage Holdings Corp.*	506,481

		968,371

	Transportation - 5.2%
5,848	DSV A/S	237,308
18,400	Hitachi Transport System Ltd.	323,920
3,810	Landstar System, Inc.	240,182
102,248	Qantas Airways Ltd.	288,006
5,410	Wizz Air Holdings plc*(1)	158,071

		1,247,487

	Utilities - 1.3%
8,240	El Paso Electric Co.	318,641

	Total Common Stocks (cost $26,571,292)	$26,904,925

EXCHANGE TRADED FUNDS - 4.8%
	Other Investment Pools & Funds - 4.8%
4,600	iShares MSCI EAFE ETF	$281,106
2,430	iShares Russell 2000 ETF	280,276
28,850	WisdomTree India Earnings Fund	579,885

	Total Exchange Traded Funds (cost $1,187,758)	$1,141,267

	Total Long-Term Investments (cost $27,759,050)	$28,046,192

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.6%
	Other Investment Pools & Funds - 0.6%
142,181	Federated Prime Obligations Fund	$142,181

	Total Short-Term Investments (cost $142,181)	$142,181

Total Investments (cost $27,901,231)^	118.1%	$28,188,373

Total Securities Sold Short (proceeds $14,415,002)	(58.1)%	$(13,856,738)
Other Assets and Liabilities	40.0%	9,534,837

Total Net Assets	100.0%	$23,866,472

SECURITIES SOLD SHORT - (58.1%)
COMMON STOCKS - (58.1%)
	Automobiles & Components - (1.0%)
(36,249)	Brilliance China Automotive Holdings Ltd.	$(50,265)
(3,002)	Eagle Industry Co., Ltd.	(60,366)
(5,511)	ElringKlinger AG	(123,311)

		(233,942)

	Banks - (3.0%)
(10,051)	Beneficial Bancorp, Inc.	(139,407)
(9,493)	PHH Corp.	(139,547)
(9,904)	Raiffeisen Bank International AG	(156,283)
(2,299)	Suruga Bank Ltd.	(45,260)
(7,783)	TFS Financial Corp.	(136,670)
(2,223)	Westamerica BanCorp.	(98,279)

		(715,446)

	Capital Goods - (4.8%)
(3,252)	AECOM	(95,837)
(3,085)	Air Lease Corp.	(103,995)
(29,075)	Cobham plc	(124,138)
(6,337)	Keihan Electric Railway Co., Ltd.	(44,938)
(4,393)	Metso Oyj	(107,550)
(11,221)	Miura Co., Ltd.	(133,889)
(4,264)	NCI Building Systems, Inc.	(44,602)
(8,338)	NOW, Inc.	(137,660)
(2,585)	Primoris Services Corp.	(51,493)
(2,668)	SHO-BOND Holdings Co., Ltd.	(105,960)
(2,169)	Spirax-Sarco Engineering plc	(101,676)
(37,833)	Sumitomo Mitsui Construction Co., Ltd.	(36,754)
(1,651)	Ultra Electronics Holdings plc	(42,787)
(412)	Zardoya Otis S.A.	(5,066)

		(1,136,345)

	Commercial & Professional Services - (2.1%)
(2,886)	Advisory Board Co.	(126,493)
(2,484)	Edenred	(45,609)
(4,971)	Loomis AB Class B	(129,013)
(1,892)	Mobile Mini, Inc.	(64,782)
(1,715)	Teleperformance	(134,595)

		(500,492)

	Consumer Durables & Apparel - (3.6%)
(6,082)	Gerry Weber International AG	(99,018)
(3,831)	Kate Spade & Co.	(68,843)
(9,692)	KB Home	(126,965)
(234,293)	Li Ning Co., Ltd.	(122,074)
(2,084)	Meritage Homes Corp.	(73,482)

The accompanying notes are an integral part of these financial statements.

49

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
SECURITIES SOLD SHORT - (58.1%) - (continued)
COMMON STOCKS - (58.1%) - (continued)
	Consumer Durables & Apparel - (3.6%) - (continued)
(1,501)	Rinnai Corp.	$(118,993)
(4,852)	Salvatore Ferragamo S.p.A.	(131,692)
(9,860)	TRI Pointe Group, Inc.	(127,983)

		(869,050)

	Consumer Services - (2.1%)
(5,920)	ClubCorp Holdings, Inc.	(121,005)
(2,251)	Dunkin’ Brands Group, Inc.	(93,214)
(6,670)	Fuji Kyuko Co., Ltd.	(63,472)
(670)	Kuoni Reisen Holding AG	(138,725)
(8,588)	Scientific Games Corp. Class A	(95,241)

		(511,657)

	Diversified Financials - (3.8%)
(3,043)	Artisan Partners Asset Management, Inc. Class A	(116,395)
(25,372)	Brewin Dolphin Holdings plc	(105,295)
(19,781)	Coronation Fund Managers Ltd.	(104,249)
(3,335)	Encore Capital Group, Inc.	(135,734)
(208,303)	First Pacific Co., Ltd.	(142,538)
(4,919)	Green Dot Corp. Class A	(91,198)
(3,438)	Greenhill & Co., Inc.	(88,769)
(22,787)	International Personal Finance plc	(129,771)

		(913,949)

	Energy - (1.1%)
(1,501)	AltaGas Ltd.	(38,753)
(12,924)	Eclipse Resources Corp.	(27,787)
(5,910)	Lundin Petroleum AB	(85,547)
(4,419)	Parsley Energy, Inc. Class A	(78,349)
(2,251)	Rice Energy, Inc.	(34,350)

		(264,786)

	Food & Staples Retailing - (1.1%)
(6,108)	Sprouts Farmers Market, Inc.	(124,481)
(2,668)	United Natural Foods, Inc.	(134,601)

		(259,082)

	Food, Beverage & Tobacco - (2.7%)
(685)	Coca-Cola Bottling Co. Consolidated	(144,679)
(8,921)	Darling Ingredients, Inc.	(90,280)
(8,216)	Kagome Co., Ltd.	(139,622)
(1,483)	Nissin Foods Holdings Co., Ltd.	(68,556)
(3,650)	Snyder’s-Lance, Inc.	(129,721)
(700)	TreeHouse Foods, Inc.	(59,948)

		(632,806)

	Health Care Equipment & Services - (2.7%)
(5,428)	Brookdale Senior Living, Inc.	(113,499)
(1,751)	Capital Senior Living Corp.	(39,608)
(2,814)	Cardiovascular Systems, Inc.	(38,552)
(24,931)	Healthscope Ltd.	(47,729)
(1,584)	HeartWare International, Inc.	(68,413)
(3,755)	Korian S.A.	(141,946)
(3,320)	NxStage Medical, Inc.	(55,477)
(3,085)	Ship Healthcare Holdings, Inc.	(74,729)
(2,878)	Wright Medical Group NV	(55,632)

		(635,585)

	Insurance - (3.2%)
(4,308)	Brown & Brown, Inc.	(139,019)
(2,109)	Mercury General Corp.	(113,907)
(42,471)	Rand Merchant Insurance Holdings Ltd.	(131,542)

Shares or Principal Amount		Market Value†
SECURITIES SOLD SHORT - (58.1%) - (continued)
COMMON STOCKS - (58.1%) - (continued)
	Insurance - (3.2%) - (continued)
(2,251)	RLI Corp.	$(136,973)
(4,663)	Topdanmark A/S	(124,083)
(3,729)	Vienna Insurance Group AG Wiener Versicherung Gruppe	(119,335)

		(764,859)

	Materials - (4.9%)
(9,015)	Acerinox S.A.	(97,401)
(7,504)	Air Water, Inc.	(122,786)
(2,902)	Albemarle Corp.	(155,315)
(6,637)	Anglo American Platinum Ltd.	(116,086)
(1,751)	Eagle Materials, Inc.	(115,619)
(37,293)	Elementis plc	(134,455)
(3,344)	FP Corp.	(136,789)
(6,614)	Louisiana-Pacific Corp.	(116,803)
(54,090)	Nampak Ltd.	(87,553)
(22,901)	Nyrstar N.V.	(34,990)
(4,419)	Platform Specialty Products Corp.	(46,134)

		(1,163,931)

	Real Estate - (5.1%)
(8,505)	American Homes 4 Rent Class A,REIT	(140,333)
(1,237)	Cofinimmo S.A. REIT	(137,849)
(57,015)	IMMOFINANZ AG	(145,950)
(152)	Invincible Investment Corp. REIT	(90,126)
(12,451)	New York, Inc. REIT	(141,941)
(1,501)	PS Business Parks, Inc. REIT	(128,771)
(14,341)	Spirit Realty Capital, Inc. REIT	(145,991)
(6,872)	St Joe Co.	(136,203)
(1,918)	Taubman Centers, Inc. REIT	(147,648)

		(1,214,812)

	Retailing - (3.8%)
(2,263)	ASOS plc	(113,443)
(5,169)	Barnes & Noble, Inc.	(67,145)
(1,918)	Conn’s, Inc.	(36,384)
(2,335)	Matsuya Co., Ltd.	(28,326)
(3,176)	Mattress Firm Holding Corp.	(135,202)
(1,834)	Monro Muffler Brake, Inc.	(136,028)
(20,108)	Ocado Group plc	(116,496)
(1,798)	Pool Corp.	(146,609)
(3,847)	Yoox Net-A-Porter Group S.p.A.	(130,435)

		(910,068)

	Semiconductors & Semiconductor Equipment - (1.7%)
(8,346)	BE Semiconductor Industries N.V.	(180,150)
(42,259)	Imagination Technologies Group plc	(144,108)
(9,922)	SunEdison, Inc.	(72,431)

		(396,689)

	Software & Services - (4.2%)
(1,959)	Cornerstone OnDemand, Inc.	(61,708)
(2,335)	Cvent, Inc.	(73,809)
(1,695)	Gemalto N.V.	(106,336)
(2,332)	Interactive Intelligence Group, Inc.	(75,417)
(3,328)	Marketo, Inc.	(97,943)
(3,752)	Pandora Media, Inc.	(43,186)
(3,919)	Paylocity Holding Corp.	(131,561)
(695)	SPS Commerce, Inc.	(49,915)
(2,572)	Wirecard AG	(132,854)
(3,350)	Yelp, Inc.	(74,538)

The accompanying notes are an integral part of these financial statements.

50

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
SECURITIES SOLD SHORT - (58.1%) - (continued)
COMMON STOCKS - (58.1%) - (continued)
	Software & Services - (4.2%) - (continued)
(2,335)	Zendesk, Inc.	$(46,980)
(41,749)	Zynga, Inc. Class A	(98,945)

		(993,192)

	Technology Hardware & Equipment - (1.6%)
(6,003)	3D Systems Corp.	(60,390)
(2,168)	Anixter International, Inc.	(148,682)
(3,077)	Topcon Corp.	(44,455)
(659)	ViaSat, Inc.	(43,468)
(1,167)	Zebra Technologies Corp. Class A	(89,742)

		(386,737)

	Transportation - (3.3%)
(14,174)	Keikyu Corp.	(116,593)
(1,834)	Kirby Corp.	(119,742)
(26,681)	Nankai Electric Railway Co., Ltd.	(136,453)
(90,807)	OHL Mexico S.A.B. de C.V.	(120,011)
(90,613)	Singapore Post Ltd.	(122,313)
(17,509)	Sotetsu Holdings, Inc.	(99,692)
(2,846)	XPO Logistics, Inc.	(79,005)

		(793,809)

	Utilities - (2.3%)
(29,602)	Drax Group plc	(118,700)
(3,752)	Dynegy, Inc.	(72,901)
(10,767)	Pennon Group plc	(134,349)
(3,576)	Portland General Electric Co.	(132,598)
(70,871)	Towngas China Co., Ltd.	(48,238)
(11,300)	TransAlta Corp.	(52,715)

		(559,501)

	Total Common Stocks (Proceeds $(14,415,002))	$(13,856,738)

	Total Securities Sold Short (Proceeds $(14,415,002))	$(13,856,738)

The accompanying notes are an integral part of these financial statements.

51

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $28,494,401 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,162,944
Unrealized Depreciation	(1,468,972)

Net Unrealized Depreciation	$(306,028)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $569,329, which represents 2.4% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

52

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1[1]	Level 2[1]	Level 3
Assets
Common Stocks
Automobiles & Components	$851,179	$622,808	$228,371	$—
Banks	1,600,775	913,954	686,821	—
Capital Goods	2,234,475	1,157,275	1,077,200	—
Commercial & Professional Services	907,703	747,828	159,875	—
Consumer Durables & Apparel	572,293	222,336	349,957	—
Consumer Services	1,370,984	726,639	644,345	—
Diversified Financials	1,239,530	749,475	490,055	—
Energy	954,512	954,512	—	—
Food & Staples Retailing	143,711	—	143,711	—
Food, Beverage & Tobacco	946,517	496,848	449,669	—
Health Care Equipment & Services	1,618,910	1,126,953	491,957	—
Household & Personal Products	243,780	243,780	—	—
Insurance	917,959	775,167	142,792	—
Materials	1,935,877	1,629,403	306,474	—
Media	467,908	180,864	287,044	—
Pharmaceuticals, Biotechnology & Life Sciences	290,609	290,609	—	—
Real Estate	2,166,482	1,004,535	1,161,947	—
Retailing	1,793,651	1,060,958	732,693	—
Semiconductors & Semiconductor Equipment	1,364,393	1,131,018	233,375	—
Software & Services	1,909,706	1,909,706	—	—
Technology Hardware & Equipment	839,472	297,888	541,584	—
Telecommunication Services	968,371	506,481	461,890	—
Transportation	1,247,487	528,188	719,299	—
Utilities	318,641	318,641	—	—
Exchange Traded Funds	1,141,267	1,141,267	—	—
Short-Term Investments	142,181	142,181	—	—

Total	$28,188,373	$18,879,314	$9,309,059	$—

Liabilities
Securities Sold Short
Automobiles & Components	$(233,942)	$—	$(233,942)	$—
Banks	(715,446)	(513,903)	(201,543)	—
Capital Goods	(1,136,345)	(433,587)	(702,758)	—
Commercial & Professional Services	(500,492)	(191,275)	(309,217)	—
Consumer Durables & Apparel	(869,050)	(397,273)	(471,777)	—
Consumer Services	(511,657)	(309,460)	(202,197)	—
Diversified Financials	(913,949)	(432,096)	(481,853)	—
Energy	(264,786)	(179,239)	(85,547)	—
Food & Staples Retailing	(259,082)	(259,082)	—	—
Food, Beverage & Tobacco	(632,806)	(424,628)	(208,178)	—
Health Care Equipment & Services	(635,585)	(371,181)	(264,404)	—
Insurance	(764,859)	(389,899)	(374,960)	—
Materials	(1,163,931)	(433,871)	(730,060)	—
Real Estate	(1,214,812)	(840,887)	(373,925)	—
Retailing	(910,068)	(521,368)	(388,700)	—
Semiconductors & Semiconductor Equipment	(396,689)	(72,431)	(324,258)	—
Software & Services	(993,192)	(860,338)	(132,854)	—
Technology Hardware & Equipment	(386,737)	(342,282)	(44,455)	—
Transportation	(793,809)	(318,758)	(475,051)	—
Utilities	(559,501)	(258,214)	(301,287)	—

Total	$(13,856,738)	$(7,549,772)	$(6,306,966)	$—

(1)	For the year ended October 31, 2015, investments valued at $191,402 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

The accompanying notes are an integral part of these financial statements.

53

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2015

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

54

Hartford Real Total Return Fund

Schedule of Investments

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 46.6%
	Automobiles & Components - 2.8%
538	Autoliv, Inc.	$65,227
1,046	Drew Industries, Inc.	62,582
8,065	Fiat Chrysler Automobiles N.V.*	118,823
2,010	Fuji Heavy Industries Ltd.	77,734
2,225	Goodyear Tire & Rubber Co.	73,069
12,725	HI-LEX Corp.	389,957
5,905	Isuzu Motors Ltd.	68,968
524	Lear Corp.	65,531
24,160	Nissin Kogyo Co., Ltd.	371,605
30,435	Tachi-S Co., Ltd.	424,889
20,570	Tokai Rika Co., Ltd.	444,779
15,077	Toyota Industries Corp.	792,293
11,280	TS Tech Co., Ltd.	309,360
574	Visteon Corp.*	62,606

		3,327,423

	Banks - 5.4%
119,355	Alpha Bank A.E.*	15,217
4,820	Bank of America Corp.	80,879
2,123	Banner Corp.	104,176
23,094	BNP Paribas S.A.	1,399,432
7,000	Citizens Financial Group, Inc.	170,100
2,642	Home BancShares, Inc.	113,395
8,300	Japan Post Bank Co., Ltd.*	99,735
338,170	Mitsubishi UFJ Financial Group, Inc.	2,187,124
1,163	Pinnacle Financial Partners, Inc.	61,197
83,634	Piraeus Bank S.A.*	8,634
53,580	San-In Godo Bank Ltd.	495,153
28,693	Societe Generale S.A.	1,332,595
1,326	South State Corp.	102,765
2,615	Sumitomo Mitsui Financial Group, Inc.	104,322
3,819	Synovus Financial Corp.	120,795
2,458	Webster Financial Corp.	91,192

		6,486,711

	Capital Goods - 5.0%
811	A.O. Smith Corp.	62,301
291	Acuity Brands, Inc.	63,613
926	AECOM*	27,289
587	American Woodmark Corp.*	42,675
11,026	Builders FirstSource, Inc.*	130,327
152,934	Capstone Turbine Corp.*	31,352
161,352	Ellaktor S.A.*	317,144
2,354	Fortune Brands Home & Security, Inc.	123,185
2,550	Generac Holdings, Inc.*	80,478
1,762	Gibraltar Industries, Inc.*	44,614
17,635	Inaba Denki Sangyo Co., Ltd.	550,265
5,580	ITOCHU Corp.	69,822
19,640	JGC Corp.	311,725
51,070	Kinden Corp.	663,522
2,404	KLX, Inc.*	94,020
24,650	Kuroda Electric Co., Ltd.	499,320
468	Lennox International, Inc.	62,155
35,420	Namura Shipbuilding Co., Ltd.	309,756
23,640	Nippo Corp.	411,947
906	Northrop Grumman Corp.	170,102
19,340	Star Micronics Co., Ltd.	262,515
26,000	Taihei Dengyo Kaisha Ltd.	276,310
8,320	Taikisha Ltd.	201,411
40,800	Takuma Co., Ltd.	322,163
12,300	Toshiba Machine Co., Ltd.	42,356

Shares or Principal Amount		Market Value†
COMMON STOCKS - 46.6% - (continued)
	Capital Goods - 5.0% - (continued)
24,340	Ushio, Inc.	$335,303
1,130	WESCO International, Inc.*	55,291
51,870	Yamazen Corp.	463,215

		6,024,176

	Commercial & Professional Services - 0.9%
16,475	Aeon Delight Co., Ltd.	474,616
1,083	Clean Harbors, Inc.*	50,349
14,624	Heidrick & Struggles International, Inc.	388,413
1,875	Nielsen Holdings plc	89,081
1,340	Recruit Holdings Co., Ltd.	43,070

		1,045,529

	Consumer Durables & Apparel - 3.0%
2,190	Bandai Namco Holdings, Inc.	53,831
3,629	D.R. Horton, Inc.	106,838
27,950	Funai Electric Co., Ltd.	288,417
8,695	Kate Spade & Co.*	156,249
1,938	Lennar Corp. Class A	97,036
650	NIKE, Inc. Class B	85,169
139,437	PanaHome Corp.	992,251
10,875	Sankyo Co., Ltd.	419,119
55,153	Sekisui House Ltd.	918,100
2,211	Superior Uniform Group, Inc.	37,675
1,117	Under Armour, Inc. Class A*	106,204
17,800	Yondoshi Holdings, Inc.	376,833

		3,637,722

	Consumer Services - 1.2%
244	Buffalo Wild Wings, Inc.*	37,642
1,712	Carnival Corp.	92,585
103	Chipotle Mexican Grill, Inc.*	65,944
1,120	HIS Co., Ltd.	37,650
3,896	Las Vegas Sands Corp.	192,891
5,897	LifeLock, Inc.*	82,617
769	McDonald’s Corp.	86,320
4,722	OPAP S.A.	41,966
848	Papa John’s International, Inc.	59,504
1,059	Popeyes Louisiana Kitchen, Inc.*	59,770
1,014	Royal Caribbean Cruises Ltd.	99,727
2,834	Ruth’s Hospitality Group, Inc.	43,955
1,897	Six Flags Entertainment Corp.	98,720
1,684	Starbucks Corp.	105,368
708	Vail Resorts, Inc.	80,832
2,737	Wynn Resorts Ltd.	191,453

		1,376,944

	Diversified Financials - 1.8%
46,340	Aizawa Securities Co., Ltd.	278,196
2,912	E*TRADE Financial Corp.*	83,021
90,409	Hellenic Exchanges - Athens Stock Exchange S.A. Holding	517,614
1,861	Interactive Brokers Group, Inc. Class A	76,562
25,340	Kyokuto Securities Co., Ltd.	326,608
10,637	LendingClub Corp. PIPE*	150,833
1,364	MarketAxess Holdings, Inc.	138,187
2,412	Markit, Ltd.*	73,566
1,674	MSCI, Inc.	112,158
3,845	Springleaf Holdings, Inc.*	180,369
48,610	Uranium Participation Corp.*	188,849
3,697	Wisdomtree Investments, Inc.	71,093

		2,197,056

The accompanying notes are an integral part of these financial statements.

55

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 46.6% - (continued)
	Energy - 3.2%
38,928	Cobalt International Energy, Inc.*	$298,578
2,641	Continental Resources, Inc.*	89,556
61,429	Japan Petroleum Exploration Co., Ltd.	1,843,609
65,863	Karoon Gas Australia Ltd.*	82,664
8,713	Laredo Petroleum, Inc.*	100,025
26,057	McDermott International, Inc.*	120,123
29,600	Motor Oil Hellas Corinth Refineries S.A.*	365,239
2,195	Newfield Exploration Co.*	88,217
6,885	Patterson-UTI Energy, Inc.	102,518
2,430	Pioneer Natural Resources Co.	333,250
5,157	Rice Energy, Inc.*	78,696
11,297	Southwestern Energy Co.*	124,719
39,865	Trican Well Service Ltd.*	26,524
9,249	Tsakos Energy Navigation Ltd.	82,963
6,103	Whiting Petroleum Corp.*	105,155

		3,841,836

	Food & Staples Retailing - 0.2%
1,030	CVS Health Corp.	101,743
4,077	Kroger Co.	154,111

		255,854

	Food, Beverage & Tobacco - 0.5%
1,700	Asahi Group Holdings Ltd.	52,439
1,043	Cal-Maine Foods, Inc.	55,759
724	Dr Pepper Snapple Group, Inc.	64,704
508	J&J Snack Foods Corp.	62,377
1,830	Japan Tobacco, Inc.	63,340
3,284	Mondelez International, Inc. Class A	151,589
928	Monster Beverage Corp.*	126,505

		576,713

	Health Care Equipment & Services - 1.2%
660	ABIOMED, Inc.*	48,616
2,618	Cantel Medical Corp.	155,195
195,770	CareView Communications, Inc.*	61,237
461	Cigna Corp.	61,792
12,060	Corindus Vascular Robotics, Inc.*	38,592
959	DexCom, Inc.*	79,904
362	Humana, Inc.	64,664
1,147	ICU Medical, Inc.*	126,136
5,370	Merit Medical Systems, Inc.*	99,560
12,420	Paramount Bed Holdings Co., Ltd.	398,373
1,048	Sirona Dental Systems, Inc.*	114,368
524	UnitedHealth Group, Inc.	61,717
2,161	Zeltiq Aesthetics, Inc.*	72,912

		1,383,066

	Household & Personal Products - 0.1%
16,241	Avon Products, Inc.	65,451
822	Clorox Co.	100,235

		165,686

	Insurance - 1.7%
843	American Financial Group, Inc.	60,856
2,412	AMERISAFE, Inc.	132,009
1,100	Japan Post Insurance Co., Ltd.*	20,055
856	Navigators Group, Inc.*	73,060
1,216	RLI Corp.	73,993
45,630	Sony Financial Holdings, Inc.	817,807
43,860	T&D Holdings, Inc.	576,352
2,710	Tokio Marine Holdings, Inc.	104,421

Shares or Principal Amount		Market Value†
COMMON STOCKS - 46.6% - (continued)
	Insurance - 1.7% - (continued)
4,480	Universal Insurance Holdings, Inc.	$141,344

		1,999,897

	Materials - 1.4%
10,122	Louisiana-Pacific Corp.*	178,754
7,290	Methanex Corp.	291,090
9,785	Norbord, Inc.	184,909
16,850	Tenma Corp.	285,486
7,240	Tokyo Ohka Kogyo Co., Ltd.	231,399
1,660	Wacker Chemie AG	145,676
15,050	Yamato Kogyo Co., Ltd.	400,889

		1,718,203

	Media - 1.4%
11,300	Daiichikosho Co., Ltd.	376,878
1,678	IMAX Corp.*	64,418
33,660	Nippon Television Holdings, Inc.	582,523
1,471	Tribune Media Co. Class A	59,325
32,125	TV Asahi Holdings Corp.	536,122

		1,619,266

	Pharmaceuticals, Biotechnology & Life Sciences - 1.7%
895	Allergan plc*	276,081
27,969	Arena Pharmaceuticals, Inc.*	52,861
190	Biogen, Inc.*	55,197
2,173	Dyax Corp.*	59,823
2,575	Eisai Co., Ltd.	161,065
1,063	Eli Lilly & Co.	86,709
544	Incyte Corp.*	63,936
1,425	Merck & Co., Inc.	77,890
2,587	Mylan N.V.*	114,061
1,534	Novo Nordisk AS ADR	81,578
7,885	Portola Pharmaceuticals, Inc.*	375,405
113,148	TherapeuticsMD, Inc.*	664,179

		2,068,785

	Real Estate - 4.5%
335	AvalonBay Communities, Inc. REIT	58,568
3,115	CyrusOne, Inc. REIT	109,897
5,365	Daito Trust Construction Co., Ltd.	580,741
262	Essex Property Trust, Inc. REIT	57,755
104	GLP J-REIT	103,487
24,046	Grand City Properties S.A.	479,871
178,024	Grivalia Properties REIC A.E.	1,622,473
550,223	Immobiliare Grande Distribuzione SIIQ S.p.A. REIT	549,338
417	Simon Property Group, Inc. REIT	84,009
53,696	Vonovia SE	1,789,899

		5,436,038

	Retailing - 1.9%
771	Advance Auto Parts, Inc.	152,990
567	Amazon.com, Inc.*	354,885
1,121	Ctrip.com International Ltd. ADR*	104,219
917	Expedia, Inc.	124,987
32,480	Groupon, Inc.*	120,501
1,169	L Brands, Inc.	112,201
1,479	Lowe’s Cos., Inc.	109,195
1,314	Netflix, Inc.*	142,411
464	O’Reilly Automotive, Inc.*	128,185
15,895	Pal Co., Ltd.	355,335
60	Priceline Group, Inc.*	87,254

The accompanying notes are an integral part of these financial statements.

56

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 46.6% - (continued)
	Retailing - 1.9% - (continued)
445	Shimamura Co., Ltd.	$49,979
583	Signet Jewelers Ltd.	87,998
2,280	Staples, Inc.	29,617
1,197	TJX Cos., Inc.	87,608
15,660	Xebio Holdings Co., Ltd.	280,188

		2,327,553

	Semiconductors & Semiconductor Equipment - 1.4%
508	Avago Technologies Ltd.	62,550
14,750	Cypress Semiconductor Corp.*	155,465
620,395	GCL-Poly Energy Holdings Ltd.*	128,142
2,243	Maxim Integrated Products, Inc.	91,918
12,643	Micron Technology, Inc.*	209,368
654	NXP Semiconductors N.V.*	51,241
32,050	Sumco Corp.	323,087
12,487	SunEdison Semiconductor Ltd.*	134,235
30,968	SunEdison, Inc.*	226,066
9,172	SunPower Corp.*	246,176
1,440	Tokyo Seimitsu Co., Ltd.	31,793

		1,660,041

	Software & Services - 4.5%
5,539	ACI Worldwide, Inc.*	132,659
379	Alibaba Group Holding Ltd. ADR*	31,772
239	Alphabet, Inc. Class A*	176,236
2,130	Broadridge Financial Solutions, Inc.	126,905
19,290	Dena Co., Ltd.	309,494
817	Electronic Arts, Inc.*	58,881
1,411	Ellie Mae, Inc.*	102,975
23,132	Enernoc, Inc.*	181,355
4,395	Envestnet, Inc.*	131,235
1,063	EPAM Systems, Inc.*	82,223
1,593	Facebook, Inc. Class A*	162,438
1,405	Fidelity National Information Services, Inc.	102,453
2,224	Fleetmatics Group plc*	123,788
3,520	Genpact Ltd.*	87,226
889	Global Payments, Inc.	121,268
9,323	Gogo, Inc.*	131,734
1,323	LogMeIn, Inc.*	89,117
1,295	MAXIMUS, Inc.	88,319
2,303	Microsoft Corp.	121,230
15,315	Monster Worldwide, Inc.*	96,025
2,436	Nintendo Co., Ltd.	389,435
32,262	NSD Co., Ltd.	449,406
45,109	Optimal Payments plc*	210,741
3,374	Pandora Media, Inc.*	38,835
26,457	Quotient Technology, Inc.*	146,572
2,933	Sabre Corp.	85,995
1,106	Salesforce.com, Inc.*	85,947
2,705	Shutterstock, Inc.*	77,038
1,458	SS&C Technologies Holdings, Inc.	108,111
9,099	Tangoe, Inc.*	75,340
17,300	Tencent Holdings Ltd.	326,094
2,604	Total System Services, Inc.	136,580
516	Tyler Technologies, Inc.*	87,906
1,850	Virtusa Corp.*	106,245
2,044	Visa, Inc. Class A	158,573
18,970	Wellnet Corp.	374,558
4,785	Zillow Group, Inc. Class C*	132,497

		5,447,206

Shares or Principal Amount			Market Value†
COMMON STOCKS - 46.6% - (continued)
		Technology Hardware & Equipment - 2.1%
	25,865	Amano Corp.	$335,952
	1,400	Canon, Inc.	41,807
	2,317	CDW Corp. of Delaware	103,547
	3,911	Fabrinet*	84,751
	1,530	Hitachi High-Technologies Corp.	41,146
	52,590	Hosiden Corp.	323,400
	20,150	Japan Digital Laboratory Co., Ltd.	257,652
	1,953	Juniper Networks, Inc.	61,305
	27,890	Melco Holdings, Inc.	482,346
	29,670	Nichicon Corp.	237,864
	18,125	Nippon Ceramic Co., Ltd.	266,713
	393	Palo Alto Networks, Inc.*	63,273
	123,323	ParkerVision, Inc.*	25,947
	6,174	Stratasys Ltd.*	157,437

			2,483,140

		Telecommunication Services - 0.2%
	2,290	KDDI Corp.	55,414
	2,855	Nippon Telegraph & Telephone Corp.	104,668
	1,485	SoftBank Group Corp.	83,202

			243,284

		Transportation - 0.5%
	1,690	Delta Air Lines, Inc.	85,920
	1,770	Japan Airlines Co., Ltd.	66,681
	27,626	Scorpio Bulkers, Inc.*	38,676
	4,665	Swift Transportation Co.*	72,914
	11,096	XPO Logistics, Inc.*	308,025

			572,216

		Total Common Stocks (cost $57,011,907)	$55,894,345

CORPORATE BONDS - 0.8%
		Commercial Banks - 0.3%
$	350,000	CIT Group, Inc. 5.50%, 02/15/2019(1)	$371,438

		Telecommunications - 0.5%
	225,000	Alcatel-Lucent USA, Inc. 4.63%, 07/01/2017(1)	231,750
	356,000	T-Mobile USA, Inc. 6.46%, 04/28/2019	366,235

			597,985

		Total Corporate Bonds (cost $957,890)	$969,423

FOREIGN GOVERNMENT OBLIGATIONS - 15.8%
		Australia - 3.0%
AUD	4,279,990	Australia Government Bond 2.00%, 08/21/2035(2)(3)	$3,574,372

		Brazil - 0.4%
BRL	2,176,823	Brazil Notas do Tesouro Nacional Series B 6.00%, 08/15/2022(2)	524,630

		Mexico - 12.4%
MXN	214,003,205	Mexican Udibonos 4.50%, 11/22/2035(2)	14,871,343

		Total Foreign Government Obligations (cost $21,111,091)	$18,970,345

The accompanying notes are an integral part of these financial statements.

57

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2015

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 6.3%
		U.S. Treasury Securities - 6.3%
		U.S. Treasury Bonds - 6.3%
$	4,146,440	0.63%, 02/15/2043(2)	$3,570,474
	3,860,433	1.38%, 02/15/2044(2)	4,000,022

			7,570,496

		Total U.S. Government Securities (cost $7,459,038)	$7,570,496

CONVERTIBLE BONDS - 1.5%
		Energy-Alternate Sources - 0.7%
		SunEdison, Inc.
	448,000	0.25%, 01/15/2020(1)	$237,160
	391,000	2.00%, 10/01/2018	297,160
	389,000	2.75%, 01/01/2021	273,273

			807,593

		Oil & Gas - 0.8%
	1,491,000	Cobalt International Energy, Inc. 3.13%, 05/15/2024	958,899

		Total Convertible Bonds (cost $2,807,339)	$1,766,492

EXCHANGE TRADED FUNDS - 8.4%
		Other Investment Pools & Funds - 8.4%
	12,238	iShares MSCI Japan ETF	$150,772
	30,550	Nomura TOPIX Exchange Traded Fund	404,312
	62,200	PowerShares DB Gold Fund*	2,326,280
	409,400	PowerShares DB Oil Fund*	4,744,946
	57,820	SPDR S&P Regional Banking ETF	2,476,431

		Total Exchange Traded Funds (cost $10,107,960)	$10,102,741

PREFERRED STOCKS - 0.1%
		Health Care Equipment & Services - 0.1%
	53,625	Corindus Vascular Robotics, Inc.	$171,600

		Total Preferred Stocks (cost $134,062)	$171,600

CONVERTIBLE PREFERRED STOCKS - 0.7%
		Semiconductors & Semiconductor Equipment - 0.7%
	1,200	SunEdison, Inc. Series A, 6.75%	$809,316

		Total Convertible Preferred Stocks (cost $1,200,000)	$809,316

WARRANTS - 0.1%
		Banks - 0.1%
	1,261,868	Alpha Bank A.E., Expires 12/10/17*	$34,690
	2,806,269	Piraeus Bank S.A., Expires 01/02/18*	21,602

		Total Warrants (cost $1,516,616)	$56,292

		Total Long-Term Investments (cost $102,305,903)	$96,311,050

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.4%
	Other Investment Pools & Funds - 0.4%
489,157	Fidelity Money Market Class 1	$489,157

	Total Short-Term Investments (cost $489,157)	$489,157

Total Investments Excluding Purchased Options (cost $102,795,060)	80.7%	$96,800,207

Total Purchased Options (cost $2,539,476)	1.2%	$1,526,579

Total Investments (cost $105,334,536)^	81.9%	$98,326,786
Other Assets and Liabilities	18.1%	21,693,854

Total Net Assets	100.0%	$120,020,640

The accompanying notes are an integral part of these financial statements.

58

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2015, the cost of securities for federal income tax purposes was $106,841,813 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,649,055
Unrealized Depreciation	(13,164,082)

Net Unrealized Depreciation	$(8,515,027)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2015, the aggregate value of these securities was $840,348, which represents 0.7% of total net assets.

(2)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(3)	This security was sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell this security in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell this security outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2015, the aggregate value of this security was $3,574,372, which represents 3.0% of total net assets.

The accompanying notes are an integral part of these financial statements.

59

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Option Contracts Outstanding at October 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
DAX Index Option	BCLY	13,000.00 EUR	12/18/15	EUR	154	$142	$17,383	$(17,241)
Euro STOXX 50 Index Option	GSC	3,550.00 EUR	12/16/16	EUR	3,232	654,015	956,215	(302,200)
FTSE/MIB Index Option	GSC	23,000.00 EUR	12/16/16	EUR	23	37,258	59,336	(22,078)
FTSE/MIB Index Option	JPM	23,000.00 EUR	12/16/16	EUR	87	140,931	166,416	(25,485)
FTSE/MIB Index Option	GSC	24,000.00 EUR	12/16/16	EUR	107	127,539	222,479	(94,940)
FTSE/MIB Index Option	MSC	24,000.00 EUR	12/16/16	EUR	392	467,247	801,390	(334,143)
Hang Seng Index Option	GSC	30,000.00 HKD	12/30/15	HKD	346	45	45,236	(45,191)

Total Calls					4,341	$1,427,177	$2,268,455	$(841,278)

Puts
USD Put/JPY Call	BNP	118.82 USD per JPY	11/12/15	USD	5,962,301	$7,548	$63,439	$(55,891)
USD Put/NOK Call	GSC	7.33 USD per NOK	04/11/16	USD	10,747,180	10,006	40,947	(30,941)

Total Puts					16,709,481	$17,554	$104,386	$(86,832)

Total purchased option contracts					16,713,822	$1,444,731	$2,372,841	$(928,110)

Written option contracts:
Calls
FTSE/MIB Index Option	JPM	30,000.00 EUR	12/16/16	EUR	(87)	$(10,217)	$(25,139)	$14,922
FTSE/MIB Index Option	GSC	30,000.00 EUR	12/16/16	EUR	(23)	(2,701)	(8,392)	5,691

Total Calls					(110)	$(12,918)	$(33,531)	$20,613

Puts
NIKKEI 225 Index Option	JPM	17,500.00 JPY	12/11/15	JPY	(9,550)	$(9,798)	$(20,811)	$11,013
NIKKEI 225 Index Option	JPM	17,750.00 JPY	12/11/15	JPY	(1,264)	(1,625)	(2,869)	1,244

Total Puts					(10,814)	$(11,423)	$(23,680)	$12,257

Total written option contracts					(10,924)	$(24,341)	$(57,211)	$32,870

Exchange Traded Option Contracts Outstanding at October 31, 2015
Description		Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
Russell 2000 Index Option		1,500.00 USD	12/16/16	USD	21	$7,350	$53,799	$(46,449)
S&P 500 Index Option		2,100.00 USD	01/15/16	USD	4	14,880	8,012	6,868
S&P 500 Index Option		2,200.00 USD	03/18/16	USD	25	42,250	36,984	5,266
S&P 500 Index Option		2,600.00 USD	12/16/16	USD	61	9,912	54,335	(44,423)
SPDR S&P 500 ETF Trust Index Option		220.00 USD	03/18/16	USD	38	6,726	5,805	921

Total Calls					149	$81,118	$158,935	$(77,817)

Puts
S&P 500 Index Option		1,425.00 USD	12/19/15	USD	13	$650	$6,539	$(5,889)
SPDR S&P 500 ETF Trust Index Option		142.00 USD	12/19/15	USD	20	80	1,161	(1,081)

Total Puts					33	$730	$7,700	$(6,970)

Total purchased option contracts					182	$81,848	$166,635	$(84,787)

The accompanying notes are an integral part of these financial statements.

60

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2015

Exchange Traded Option Contracts Outstanding at October 31, 2015 - (continued)
Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Calls
Russell 2000 Index Option	1,250.00 USD	12/16/16	USD	(21)	$(106,050)	$(221,421)	$115,371
S&P 500 Index Option	2,100.00 USD	12/16/16	USD	(62)	(787,399)	(979,571)	192,172
S&P 500 Index Option	2,075.00 USD	12/16/16	USD	(60)	(806,400)	(872,818)	66,418

Total Calls				(143)	$(1,699,849)	$(2,073,810)	$373,961

Puts
S&P 500 Index Option	1,900.00 USD	12/19/15	USD	(15)	$(13,350)	$(58,034)	$44,684
S&P 500 Index Option	1,925.00 USD	12/19/15	USD	(8)	(9,040)	(16,376)	7,336
S&P 500 Index Option	1,925.00 USD	03/18/16	USD	(12)	(48,120)	(52,590)	4,470
SPDR S&P 500 ETF Trust Index Option	192.00 USD	03/18/16	USD	(19)	(7,505)	(8,320)	815

Total Puts				(54)	$(78,015)	$(135,320)	$57,305

Total written option contracts				(197)	$(1,777,864)	$(2,209,130)	$431,266

Futures Contracts Outstanding at October 31, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	32	12/15/2015	$2,929,549	$2,951,930	$22,381
DAX Index Future	6	12/18/2015	1,776,793	1,784,650	7,857
Euro STOXX 50 Future	197	12/18/2015	6,930,629	7,371,957	441,328
Euro-BUND Future	25	12/08/2015	4,264,066	4,321,901	57,835
FTSE/MIB Index Future	104	12/18/2015	12,308,519	12,832,743	524,224
IBEX 35 Index Future	2	11/20/2015	221,046	226,202	5,156
KOSPI 200 Index Future	36	12/10/2015	3,858,721	3,966,142	107,421
NIKKEI 225 Index Future	30	12/10/2015	4,537,748	4,746,001	208,253
OMXS30 Index Future	10	11/20/2015	171,548	175,103	3,555
U.S. Treasury 10-Year Note Future	70	12/21/2015	9,021,641	8,938,125	(83,516)
U.S. Treasury CBT Ultra Long Term Bond Future	55	12/21/2015	8,815,055	8,786,250	(28,805)
U.S. Treasury Long Bond Future	4	12/21/2015	628,597	625,750	(2,847)

Total					$1,262,842

Short position contracts:
Australian SPI 200 Index Future	78	12/17/2015	$7,043,864	$7,280,893	$(237,029)
BIST 30 Index Future	1,553	12/31/2015	5,268,822	5,341,534	(72,712)
CAC 40 Index Future	14	11/20/2015	708,701	753,667	(44,966)
Canadian Government 10-Year Bond Future	85	12/18/2015	9,204,205	9,133,145	71,060
EAFE (mini MSCI) Index Future	122	12/18/2015	5,274,142	5,146,570	127,572
Euro BUXL 30-Year Bond Future	4	12/08/2015	694,535	693,747	788
FTSE 100 Index Future	32	12/18/2015	3,099,290	3,117,730	(18,440)
FTSE China A50 Index Future	70	11/27/2015	714,229	700,525	13,704
FTSE KLCI Future	217	11/30/2015	4,274,420	4,200,081	74,339
FTSE/JSE Top 40 Future Index	153	12/17/2015	4,929,197	5,390,102	(460,905)
Hang Seng Index Future	6	11/27/2015	880,161	878,022	2,139
Japan 10-Year Bond Future	15	12/14/2015	18,403,070	18,466,893	(63,823)
Long Gilt Future	11	12/29/2015	2,014,700	1,996,756	17,944
Mexican Stock Exchange Index Future	13	12/18/2015	342,187	350,157	(7,970)
Russell 2000 Mini Index Future	22	12/18/2015	2,514,510	2,548,260	(33,750)
S&P 500 (E-Mini) Future	106	12/18/2015	10,751,437	10,990,611	(239,174)
S&P/TSX 60 Index Future	53	12/17/2015	6,332,146	6,423,555	(91,409)
SGX CNX Nifty Index Future	21	11/26/2015	349,182	339,234	9,948
Tokyo Price Index Future	152	12/10/2015	18,414,569	19,631,391	(1,216,822)

Total					$(2,169,506)

Total futures contracts					$(906,664)

The accompanying notes are an integral part of these financial statements.

61

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Interest Rate Swap Contracts Outstanding at October 31, 2015
Counter-party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
GSC	6M CHF LIBOR	0.23% Fixed	CHF	1,140,000	12/16/25	$—	$—	$12,630	$12,630
GSC	6M CHF LIBOR	0.21% Fixed	CHF	1,145,000	12/16/25	—	—	10,221	10,221

Total						$—	$—	$22,851	$22,851

OTC Total Return Swap Contracts Outstanding at October 31, 2015
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund		Expiration Date	Market Value†	Unrealized Appreciation/ (Depreciation)
BMF Ibovespa Volatility Index	BOA	BRL	6,210,804	BZZ5		12/16/15	$94,816	$94,816
BMF Ibovespa Volatility Index	BOA	BRL	4,499,384	BZZ5		12/16/15	35,971	35,971
Consumer Discretionary SPDR	BOA	USD	329,481	1M LIBOR		07/20/16	(10,108)	(10,108)
Consumer Discretionary SPDR	GSC	USD	327,174	1M LIBOR -0.36%		09/15/16	(12,981)	(12,981)
Consumer Staples SPDR	DEUT	USD	330,588	1M LIBOR -0.25%		04/13/16	(3,957)	(3,957)
Consumer Staples SPDR	GSC	USD	330,011	1M LIBOR -0.26%		09/15/16	(4,833)	(4,833)
Dow Jones Wilshire REIT Total Return Index	BOA	USD	2,035,676	1M LIBOR +0.15%		08/31/16	(16)	(16)
Energy Select SPDR	BOA	USD	330,139	1M LIBOR -0.15%		08/19/16	(827)	(827)
Energy Select SPDR	BOA	USD	294,275	1M LIBOR -0.15%		09/01/16	(32,201)	(32,201)
Energy Select SPDR	DEUT	USD	308,790	1M LIBOR -0.35%		10/07/16	(2,491)	(2,491)
Financials Select Sector NTR	BOA	USD	3,743,950	(1M LIBOR +0.30%	)	09/30/16	—	0
Health Care Select Sector SPDR	GSC	USD	305,875	1M LIBOR -0.24%		09/15/16	(9,733)	(9,733)
Health Care Select Sector SPDR	GSC	USD	309,468	1M LIBOR -0.34%		10/07/16	(16,770)	(16,770)
Industrial Select Sector SPDR	BOA	USD	247,536	1M LIBOR +0.05%		03/03/16	(11,603)	(11,603)
Industrial Select Sector SPDR	BOA	USD	2,912,834	1M LIBOR +0.05%		04/29/16	—	0
Industrial Select Sector SPDR	BOA	USD	736,715	1M LIBOR +0.05%		04/29/16	—	0
Industrial Select Sector SPDR	BOA	USD	2,557,419	1M LIBOR -0.05%		04/29/16	—	0
Industrial Select Sector SPDR	BOA	USD	1,542,625	1M LIBOR -0.05%		04/29/16	—	0
Industrial Select Sector SPDR	BOA	USD	1,201,592	1M LIBOR -0.05%		04/29/16	—	0
iPath S&P 500 VIX	DEUT	USD	553,035	1M LIBOR -2.65%		07/13/16	57,147	57,147
iPath S&P 500 VIX	DEUT	USD	389,949	1M LIBOR -2.65%		07/13/16	40,295	40,295
iPath S&P 500 VIX	DEUT	USD	359,520	1M LIBOR -2.65%		07/13/16	37,150	37,150
iPath S&P 500 VIX	DEUT	USD	60,711	1M LIBOR -2.65%		07/13/16	6,273	6,273
iPath S&P 500 VIX	DEUT	USD	2,289	1M LIBOR -2.65%		07/13/16	237	237
iPath S&P 500 VIX	DEUT	USD	362,943	1M LIBOR -2.65%		09/13/16	37,504	37,504
iPath S&P 500 VIX	DEUT	USD	119,301	1M LIBOR -2.65%		09/13/16	12,328	12,328
iPath S&P 500 VIX	MSC	USD	321,860	1M LIBOR -2.87%		10/02/16	70,743	70,743
iPath S&P 500 VIX	MSC	USD	308,791	1M LIBOR -2.87%		10/02/16	57,957	57,957
iPath S&P 500 VIX	MSC	USD	81,797	1M LIBOR -2.87%		10/05/16	13,915	13,915
iPath S&P 500 VIX	MSC	USD	225,049	1M LIBOR -2.87%		10/06/16	28,557	28,557
iPath S&P 500 VIX	MSC	USD	128,442	1M LIBOR -2.87%		10/06/16	22,655	22,655
iPath S&P 500 VIX	MSC	USD	160,746	1M LIBOR -2.87%		10/08/16	18,278	18,278
iPath S&P 500 VIX	MSC	USD	159,870	1M LIBOR -2.87%		10/11/16	17,403	17,403
iPath S&P 500 VIX	MSC	USD	459,679	1M LIBOR -2.87%		10/12/16	32,220	32,220
iPath S&P 500 VIX	MSC	USD	120,323	1M LIBOR -2.87%		10/12/16	6,138	6,138
iPath S&P 500 VIX	DEUT	USD	433,839	1M LIBOR -2.65%		10/13/16	44,830	44,830
iPath S&P 500 VIX	DEUT	USD	255,990	1M LIBOR -2.65%		10/13/16	26,452	26,452
iPath S&P 500 VIX	DEUT	USD	124,551	1M LIBOR -2.65%		10/13/16	12,870	12,870
iPath S&P 500 VIX	MSC	USD	109,475	1M LIBOR -2.87%		10/13/16	6,701	6,701
iPath S&P 500 VIX	MSC	USD	190,453	1M LIBOR -2.87%		10/16/16	8,404	8,404
iPath S&P 500 VIX	MSC	USD	254,254	1M LIBOR -2.87%		10/17/16	14,398	14,398
iPath S&P 500 VIX	MSC	USD	498,234	1M LIBOR -2.87%		10/19/16	(6,938)	(6,938)
iPath S&P 500 VIX	MSC	USD	141,713	1M LIBOR -2.87%		10/20/16	(2,694)	(2,694)
iShares Transportation	GSC	USD	609,517	1M LIBOR -0.70%		10/22/16	7,521	7,521
iShares US Real Estate ETF	BOA	USD	332,017	1M LIBOR -0.30%		07/15/16	(4,013)	(4,013)
iShares US Real Estate ETF	BOA	USD	325,325	1M LIBOR -0.30%		08/12/16	(3,094)	(3,094)
iShares US Telecommunications ETF	BOA	USD	562,339	1M LIBOR -0.40%		02/20/16	(11,135)	(11,135)

The accompanying notes are an integral part of these financial statements.

62

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2015

OTC Total Return Swap Contracts Outstanding at October 31, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund		Expiration Date	Market Value†	Unrealized Appreciation/ (Depreciation)
iShares US Telecommunications ETF	BOA	USD	317,351	1M LIBOR -0.30%		08/12/16	$(17,133)	$(17,133)
S&P 500 High Beta Index	DEUT	USD	728,801	1M LIBOR +0.20%		01/29/16	50	50
S&P 500 High Beta Index	DEUT	USD	302,878	1M LIBOR +0.17%		01/29/16	21	21
S&P 500 High Beta Index	DEUT	USD	9,313,503	1M LIBOR +0.20%		04/29/16	643	643
S&P 500 High Beta Index	BOA	USD	378,598	1M LIBOR +0.20%		04/29/16	26	26
Technology Select Sector Index	BOA	USD	2,043,387	(1M LIBOR +0.12%	)	04/29/16	—	0
Technology Select Sector Index	BOA	USD	775,748	(1M LIBOR +0.12%	)	04/29/16	—	0
Technology Select Sector Index	MSC	USD	1,259,739	(1M LIBOR +0.50%	)	04/29/16	—	0
Utilities Select Sector SPDR	BOA	USD	337,498	1M LIBOR -0.15%		07/06/16	(1,083)	(1,083)
Utilities Select Sector SPDR	BOA	USD	323,594	1M LIBOR -0.15%		08/15/16	7,019	7,019
VelocityShares Inverse VIX	DEUT	USD	225,079	1M LIBOR -2.95%		09/13/16	(14,810)	(14,810)
VelocityShares Inverse VIX	DEUT	USD	765,095	1M LIBOR -2.95%		09/13/16	(50,342)	(50,342)
VelocityShares Inverse VIX	MSC	USD	203,456	1M LIBOR -2.50%		12/11/15	(946)	(946)
VelocityShares Inverse VIX	MSC	USD	136,049	1M LIBOR -2.50%		12/12/15	(632)	(632)
VelocityShares Inverse VIX	MSC	USD	1,172,090	1M LIBOR -2.50%		12/19/15	68,260	68,260
VelocityShares Inverse VIX	MSC	USD	420,206	1M LIBOR -2.50%		01/13/16	(27,649)	(27,649)
VelocityShares Inverse VIX	MSC	USD	81,171	1M LIBOR -2.50%		02/27/16	26	26
VelocityShares Inverse VIX	DEUT	USD	101,286	1M LIBOR -2.95%		09/13/16	(6,664)	(6,664)
VelocityShares Inverse VIX	DEUT	USD	112,976	1M LIBOR -2.95%		09/13/16	(7,434)	(7,434)
VelocityShares Inverse VIX	DEUT	USD	206,410	1M LIBOR -2.95%		09/13/16	(13,581)	(13,581)
VelocityShares Inverse VIX	DEUT	USD	440,417	1M LIBOR -2.95%		09/13/16	(28,978)	(28,978)
VelocityShares Inverse VIX	DEUT	USD	661,221	1M LIBOR -2.95%		09/13/16	(43,507)	(43,507)
VelocityShares Inverse VIX	MSC	USD	335,710	1M LIBOR -2.87%		10/31/16	1,043	1,043
VelocityShares Inverse VIX	MSC	USD	100,669	1M LIBOR -2.87%		10/31/16	313	313

Total							$442,011	$442,011

Foreign Currency Contracts Outstanding at October 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/30/15	WEST	$1,168,280	$1,154,848	$(13,432)
AUD	Buy	11/30/15	DEUT	1,837,299	1,807,742	(29,557)
AUD	Buy	11/30/15	WEST	4,709,699	4,643,598	(66,101)
AUD	Sell	11/30/15	WEST	8,764,431	8,641,420	123,011
AUD	Sell	11/30/15	JPM	3,502,471	3,450,303	52,168
AUD	Sell	11/30/15	GSC	130,349	128,158	2,191
AUD	Sell	11/30/15	RBS	298,951	298,323	628
AUD	Sell	11/30/15	SCB	594,645	594,511	134
AUD	Sell	11/30/15	DEUT	295,113	296,188	(1,075)
BRL	Buy	11/04/15	UBS	212,564	220,373	7,809
BRL	Buy	11/04/15	SCB	105,989	105,914	(75)
BRL	Buy	11/04/15	MSC	279,095	278,897	(198)
BRL	Buy	11/04/15	SSG	655,946	654,904	(1,042)
BRL	Buy	11/04/15	UBS	1,174,862	1,168,417	(6,445)
BRL	Buy	12/02/15	UBS	1,049,361	1,052,321	2,960
BRL	Sell	11/04/15	UBS	1,389,774	1,388,789	985
BRL	Sell	11/04/15	MSC	275,300	278,898	(3,598)
BRL	Sell	11/04/15	SCB	101,388	105,913	(4,525)
BRL	Sell	11/04/15	SSG	771,054	783,606	(12,552)
BRL	Sell	11/04/15	SSG	840,796	875,277	(34,481)
BRL	Sell	12/02/15	UBS	1,162,662	1,157,219	5,443
CAD	Buy	11/30/15	BMO	8,330,608	8,375,578	44,970
CAD	Buy	11/30/15	RBS	1,235,631	1,239,438	3,807
CHF	Buy	11/30/15	JPM	3,597,753	3,551,248	(46,505)
CHF	Sell	11/30/15	UBS	8,505,228	8,345,991	159,237
CHF	Sell	11/30/15	SCB	1,258,895	1,253,620	5,275

The accompanying notes are an integral part of these financial statements.

63

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
CHF	Sell	11/30/15	RBS	$600,178	$597,444	$2,734
CLP	Buy	11/30/15	SSG	262,860	260,806	(2,054)
CLP	Sell	11/30/15	GSC	130,426	129,285	1,141
CNH	Buy	01/28/16	JPM	1,260,686	1,267,181	6,495
CNH	Sell	11/30/15	BCLY	596,617	603,290	(6,673)
CNH	Sell	01/28/16	BOA	1,305,071	1,267,181	37,890
CNH	Sell	09/30/16	GSC	279,286	280,693	(1,407)
CNH	Sell	09/30/16	SSG	287,846	289,353	(1,507)
CNH	Sell	09/30/16	BOA	582,379	597,109	(14,730)
COP	Sell	11/30/15	SCB	131,159	131,500	(341)
CZK	Buy	11/30/15	HSBC	132,333	130,500	(1,833)
CZK	Sell	11/30/15	GSC	130,611	130,500	111
EUR	Buy	11/30/15	GSC	423,312	421,323	(1,989)
EUR	Buy	11/30/15	DEUT	2,592,719	2,588,442	(4,277)
EUR	Buy	11/30/15	RBS	2,912,388	2,896,459	(15,929)
EUR	Buy	12/16/15	CBA	55,247	55,025	(222)
EUR	Sell	11/30/15	GSC	20,951,166	20,852,743	98,423
EUR	Sell	11/30/15	BOA	2,380,001	2,344,229	35,772
EUR	Sell	11/30/15	CBK	595,411	581,932	13,479
EUR	Sell	11/30/15	HSBC	2,503,910	2,491,637	12,273
EUR	Sell	11/30/15	RBS	911,452	905,350	6,102
EUR	Sell	11/30/15	CBK	172,682	171,610	1,072
EUR	Sell	11/30/15	MSC	55,107	55,003	104
EUR	Sell	11/30/15	GSC	119,582	119,907	(325)
EUR	Sell	11/30/15	BNP	2,994,802	3,003,165	(8,363)
EUR	Sell	11/30/15	HSBC	2,683,278	2,698,448	(15,170)
EUR	Sell	12/16/15	HSBC	43,826	42,920	906
EUR	Sell	12/16/15	JPM	43,825	42,920	905
EUR	Sell	12/16/15	NAB	42,687	41,820	867
GBP	Buy	11/30/15	CBK	4,728,159	4,745,723	17,564
GBP	Buy	11/30/15	CBK	594,773	593,408	(1,365)
GBP	Buy	12/16/15	DEUT	3,047	3,083	36
GBP	Sell	11/30/15	CBK	268,733	269,731	(998)
GBP	Sell	11/30/15	RBS	289,797	291,309	(1,512)
GBP	Sell	12/16/15	CBA	382,101	386,864	(4,763)
HKD	Sell	12/16/15	CBA	226,786	226,857	(71)
HUF	Sell	11/30/15	CSFB	259,613	255,587	4,026
IDR	Buy	11/30/15	HSBC	130,906	130,930	24
INR	Buy	11/30/15	CBK	956,380	948,396	(7,984)
JPY	Buy	11/04/15	SSG	121,058	119,793	(1,265)
JPY	Buy	11/30/15	SSG	1,129,964	1,134,715	4,751
JPY	Buy	11/30/15	BNP	1,129,956	1,134,697	4,741
JPY	Buy	11/30/15	CBK	1,130,052	1,134,714	4,662
JPY	Buy	11/30/15	HSBC	1,130,443	1,134,714	4,271
JPY	Sell	11/05/15	SSG	2,888	2,881	7
JPY	Sell	11/30/15	DEUT	1,214,701	1,210,992	3,709
JPY	Sell	11/30/15	HSBC	6,800,034	6,825,726	(25,692)
JPY	Sell	11/30/15	CBK	6,797,682	6,825,726	(28,044)
JPY	Sell	11/30/15	BNP	6,797,180	6,825,701	(28,521)
JPY	Sell	11/30/15	SSG	6,797,149	6,825,726	(28,577)
JPY	Sell	12/16/15	SSG	73,729	72,985	744
JPY	Sell	12/16/15	HSBC	120,037	119,894	143
KRW	Buy	11/30/15	GSC	132,521	131,638	(883)
MXN	Buy	11/30/15	RBS	609,430	610,137	707
MXN	Buy	11/30/15	GSC	129,157	129,203	46
MXN	Buy	11/30/15	BCLY	386,092	385,979	(113)
MXN	Buy	11/30/15	BOA	996,397	994,002	(2,395)
MXN	Buy	11/30/15	RBS	1,545,703	1,539,326	(6,377)

The accompanying notes are an integral part of these financial statements.

64

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2015

Foreign Currency Contracts Outstanding at October 31, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
MXN	Sell	11/30/15	BCLY	$242,409	$243,910	$(1,501)
MXN	Sell	11/30/15	RBS	1,159,297	1,161,622	(2,325)
MXN	Sell	11/30/15	MSC	991,201	994,002	(2,801)
MXN	Sell	11/30/15	TDB	2,311,336	2,325,479	(14,143)
MXN	Sell	11/30/15	RBC	15,031,056	15,063,333	(32,277)
MYR	Buy	11/30/15	HSBC	387,501	380,189	(7,312)
NZD	Sell	11/30/15	WEST	708,741	708,060	681
PHP	Sell	11/27/15	HSBC	1,183,169	1,173,843	9,326
PLN	Buy	11/30/15	BNP	510,606	514,713	4,107
PLN	Buy	11/30/15	RBS	191,140	191,046	(94)
PLN	Buy	11/30/15	DEUT	558,780	558,661	(119)
PLN	Sell	11/30/15	BOA	2,041,675	2,018,778	22,897
SEK	Buy	11/30/15	JPM	257,486	256,501	(985)
SEK	Buy	11/30/15	RBS	1,198,525	1,181,664	(16,861)
SEK	Buy	12/16/15	RBS	852	820	(32)
SGD	Sell	11/30/15	RBS	298,390	296,649	1,741
SGD	Sell	11/30/15	CBK	133,146	131,923	1,223
TRY	Buy	11/30/15	GSC	122,232	121,038	(1,194)
TRY	Buy	11/30/15	CSFB	274,176	270,294	(3,882)
ZAR	Buy	11/30/15	DEUT	489,758	487,681	(2,077)
ZAR	Buy	11/30/15	BOA	140,157	135,578	(4,579)
ZAR	Buy	11/30/15	SCB	490,456	483,008	(7,448)
ZAR	Sell	11/30/15	BOA	306,622	296,605	10,017
ZAR	Sell	11/30/15	DEUT	490,816	483,008	7,808
ZAR	Sell	11/30/15	BNP	489,499	487,680	1,819

Total						$201,346

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

65

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2015

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - (continued)

Index Abbreviations:
BIST	Borsa Istanbul 100 Index
CAC	Cotation Assistee en Continu
CNX	National Stock Exchange of India
DAX	Deutscher Aktien Index
EAFE	Europe, Australasia and Far East
FTSE	Financial Times and Stock Exchange
IBEX	Spanish Stock Index
JSE	Johannesburg Stock Exhange
KLCI	Kuala Lumpur Composite Index
KOSPI	Korea Composite Stock Price
MIB	Milano Italia Borsa
MSCI	Morgan Stanley Capital International
OMXS30	OMX Stockholm 30 Index
S&P	Standard & Poors
SGX	Singapore Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange

Other Abbreviations:
ADR	American Depositary Receipt
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchange
ETF	Exchange Traded Fund
J-REIT	Japanese Real Estate Investment Trust
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
PIPE	Private Investment in Public Equity
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

66

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$3,327,423	$329,015	$2,998,408	$—
Banks	6,486,711	944,234	5,542,477	—
Capital Goods	6,024,176	987,402	5,036,774	—
Commercial & Professional Services	1,045,529	527,843	517,686	—
Consumer Durables & Apparel	3,637,722	589,171	3,048,551	—
Consumer Services	1,376,944	1,297,328	79,616	—
Diversified Financials	2,197,056	1,074,638	1,122,418	—
Energy	3,841,836	1,550,324	2,291,512	—
Food & Staples Retailing	255,854	255,854	—	—
Food, Beverage & Tobacco	576,713	460,934	115,779	—
Health Care Equipment & Services	1,383,066	984,693	398,373	—
Household & Personal Products	165,686	165,686	—	—
Insurance	1,999,897	501,317	1,498,580	—
Materials	1,718,203	654,753	1,063,450	—
Media	1,619,266	123,743	1,495,523	—
Pharmaceuticals, Biotechnology & Life Sciences	2,068,785	1,907,720	161,065	—
Real Estate	5,436,038	310,229	5,125,809	—
Retailing	2,327,553	1,642,051	685,502	—
Semiconductors & Semiconductor Equipment	1,660,041	1,177,019	483,022	—
Software & Services	5,447,206	3,387,478	2,059,728	—
Technology Hardware & Equipment	2,483,140	496,260	1,986,880	—
Telecommunication Services	243,284	—	243,284	—
Transportation	572,216	505,535	66,681	—
Corporate Bonds	969,423	—	969,423	—
Foreign Government Obligations	18,970,345	—	18,970,345	—
U.S. Government Securities	7,570,496	—	7,570,496	—
Convertible Bonds	1,766,492	—	1,766,492	—
Exchange Traded Funds	10,102,741	10,102,741	—	—
Preferred Stocks	171,600	171,600	—	—
Convertible Preferred Stocks	809,316	—	809,316	—
Warrants	56,292	56,292	—	—
Short-Term Investments	489,157	489,157	—	—
Purchased Options	1,526,579	1,509,025	17,554	—
Foreign Currency Contracts(2)	731,942	—	731,942	—
Futures Contracts(2)	1,695,504	1,695,504	—	—
Swaps - Interest Rate(2)	22,851	—	22,851	—
Swaps - Total Return(2)	788,164	—	788,164	—

Total	$101,565,247	$33,897,546	$67,667,701	$—

Liabilities
Foreign Currency Contracts(2)	$(530,596)	$—	$(530,596)	$—
Futures Contracts(2)	(2,602,168)	(2,602,168)	—	—
Swaps - Total Return(2)	(346,153)	—	(346,153)	—
Written Options	(1,802,205)	(1,802,205)	—	—

Total	$(5,281,122)	$(4,404,373)	$(876,749)	$—

(1)	For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

67

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2015

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended

	Preferred Stocks	Total
Beginning balance	$196,160	$196,160
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	—	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	(196,160)	(196,160)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2015 was $—.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

68

Alternative Funds

Statements of Assets and Liabilities

October 31, 2015

	The Hartford Global Alpha Fund	The Hartford Global Real Asset Fund (consolidated)	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Assets:
Investments in securities, at market value	$25,122,244	$288,501,308	$28,188,373	$98,326,786
Cash	1,807	31,444	—	—
Cash collateral due from broker	8,199	5,653,151	9,413,686	23,846,160
Foreign currency	644	43,620	1	13,413
Unrealized appreciation on foreign currency contracts	83,068	244,688	—	731,942
Unrealized appreciation on OTC swap contracts	70,955	41,639	—	811,015
Receivables:
Investment securities sold	2,332,392	11,423,498	429,263	2,002,440
Fund shares sold	5	154,108	—	2,929
Dividends and interest	82,789	551,072	43,147	486,609
Variation margin on financial derivative instruments	23,608	—	—	110,549
OTC swap premiums paid	324,282	—	—	—
Other assets	40,460	25,381	56,025	40,594

Total assets	28,090,453	306,669,909	38,130,495	126,372,437

Liabilities:
Unrealized depreciation on foreign currency contracts	77,320	222,372	—	530,596
Bank overdraft	—	—	41,138	12,117
Unrealized depreciation on OTC swap contracts	85,308	5,662	—	346,153
Cash collateral due to broker	—	—	—	785,000
Securities sold short, at market value	—	—	13,856,738	—
Payables:
Investment securities purchased	2,207,306	7,017,314	292,461	2,678,986
Fund shares redeemed	4,577	75,717	—	58,797
Investment management fees	12,067	243,530	30,537	122,077
Variation margin on financial derivative instruments	—	143,123	—	—
Distribution fees	3,840	14,480	2,905	401
Dividends on securities sold short	—	—	22,461	—
Written options	9,697	56,604	—	1,802,205
Accrued expenses	12,557	54,902	17,783	15,465
OTC swap premiums received	206,517	—	—	—

Total liabilities	2,619,189	7,833,704	14,264,023	6,351,797

Net assets	$25,471,264	$298,836,205	$23,866,472	$120,020,640

Summary of Net Assets:
Capital stock and paid-in-capital	$26,029,305	$421,589,008	$23,258,249	$129,015,767
Undistributed (distributions in excess of) net investment income (accumulated investment loss)	11,356	2,056,512	(10,530)	(1,120,598)
Accumulated net realized gain (loss)	(501,415)	(90,853,532)	(227,781)	(1,095,381)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(67,982)	(33,955,783)	846,534	(6,779,148)

Net assets	$25,471,264	$298,836,205	$23,866,472	$120,020,640

Shares authorized	450,000,000	650,000,000	300,000,000	450,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$9.54	$8.15	$10.25	$9.35

Maximum offering price per share	$10.10	$8.62	$10.85	$9.89

Shares outstanding	487,256	2,896,283	453,629	75,925

Net Assets	$4,648,740	$23,604,111	$4,649,239	$709,835

Class C: Net asset value per share	$9.34	$7.97	$10.16	$9.21

Shares outstanding	208,564	1,266,183	229,055	24,211

Net Assets	$1,948,239	$10,087,267	$2,327,204	$223,100

Class I: Net asset value per share	$9.61	$8.16	$10.27	$9.41

Shares outstanding	255,751	2,390,180	534,236	24,114

Net Assets	$2,457,876	$19,495,186	$5,487,778	$226,936

The accompanying notes are an integral part of these financial statements.

69

Alternative Funds

Statements of Assets and Liabilities – (continued)

October 31, 2015

	The Hartford Global Alpha Fund	The Hartford Global Real Asset Fund (consolidated)	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Class R3: Net asset value per share	$9.43	$8.17	$—	$9.29

Shares outstanding	200,000	15,861	—	10,345

Net Assets	$1,885,702	$129,516	$—	$96,060

Class R4: Net asset value per share	$9.51	$8.17	$—	$9.34

Shares outstanding	200,000	350,289	—	11,825

Net Assets	$1,902,020	$2,861,163	$—	$110,416

Class R5: Net asset value per share	$9.59	$8.17	$—	$9.39

Shares outstanding	200,000	45,405	—	10,343

Net Assets	$1,918,474	$370,816	$—	$97,166

Class Y: Net asset value per share	$9.62	$8.17	$10.28	$9.41

Shares outstanding	1,113,531	29,664,803	1,109,406	12,597,444

Net Assets	$10,710,213	$242,288,146	$11,402,251	$118,557,127

Cost of investments	$25,178,784	$321,055,269	$27,901,231	$105,334,536
Cost of foreign currency	$691	$43,635	$1	$14,875
Proceeds of securities sold short	$—	$—	$14,415,002	$—
Proceeds of written option contracts	$14,386	$63,148	$—	$2,266,341

The accompanying notes are an integral part of these financial statements.

70

Alternative Funds

Statements of Operations

For the Year Ended October 31, 2015

	The Hartford Global Alpha Fund	The Hartford Global Real Asset Fund (consolidated)	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Investment Income:
Dividends	$—	$7,465,939	$413,471	$1,027,314
Interest	176,459	947,869	2,247	1,252,808
Other Income	—	12	—	704
Less: Foreign tax withheld	—	(491,133)	(19,174)	(71,884)

Total investment income, net	176,459	7,922,687	396,544	2,208,942

Expenses:
Investment management fees	139,534	3,931,852	279,024	1,345,829
Administrative services fees
Class R3	3,772	347	—	203
Class R4	2,849	4,360	—	162
Class R5	1,913	494	—	102
Transfer agent fees
Class A	665	73,934	282	815
Class C	256	26,691	211	287
Class I	445	26,926	863	112
Class R3	6	223	—	12
Class R4	6	117	—	20
Class R5	6	71	—	12
Class Y	162	4,389	107	1,717
Distribution fees
Class A	11,708	79,418	10,791	1,599
Class C	19,507	128,314	22,339	1,918
Class R3	9,430	868	—	506
Class R4	4,749	7,267	—	270
Custodian fees	7,304	43,350	14,225	21,456
Registration and filing fees	79,271	87,192	80,757	94,081
Accounting services fees	6,346	89,551	4,982	28,038
Board of Directors’ fees	1,260	10,141	1,121	3,483
Dividend and interest expense on securities sold short	—	—	365,349	—
Audit fees	10,998	36,200	10,402	13,201
Short position fees	—	—	83,009	—
Other expenses	8,703	71,089	17,787	14,181

Total expenses (before waivers and fees paid indirectly)	308,890	4,622,794	891,249	1,528,004
Expense waivers	—	—	(19,786)	(220)
Management fee waivers	—	(1,287,597)	(92,013)	(63,510)
Commission recapture	—	(3,459)	(706)	(1,485)
Custodian fee offset	(13)	—	—	(9)

Total waivers and fees paid indirectly	(13)	(1,291,056)	(112,505)	(65,224)

Total expenses, net	308,877	3,331,738	778,744	1,462,780

Net Investment Income (Loss)	(132,418)	4,590,949	(382,200)	746,162

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(234,688)	(50,390,118)	(774,461)	(5,667,500)
Net realized gain (loss) on purchased options contracts	126,891	(21,299)	—	(1,197,067)
Net realized gain (loss) on futures contracts	(385,699)	(14,862,824)	—	(3,528,822)
Net realized gain (loss) on securities sold short	—	—	1,121,514	—
Net realized gain (loss) on written options contracts	10,219	33,280	—	143,702
Net realized gain (loss) on swap contracts	360,174	(835,363)	—	(728,743)
Net realized gain (loss) on foreign currency contracts	429,169	1,274,797	7,427	9,896,100
Net realized gain (loss) on other foreign currency transactions	(78,573)	(202,678)	(18,653)	(460,870)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	227,493	(65,004,205)	335,827	(1,543,200)

The accompanying notes are an integral part of these financial statements.

71

Alternative Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2015

	The Hartford Global Alpha Fund	The Hartford Global Real Asset Fund (consolidated)	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$66,680	$(8,725,004)	$1,167,713	$(3,764,453)
Net unrealized appreciation (depreciation) of purchased options contracts	(35,924)	(4,466)	—	(837,749)
Net unrealized appreciation (depreciation) of securities sold short	—	—	136,736	—
Net unrealized appreciation (depreciation) of futures contracts	141,728	3,128,909	—	(180,921)
Net unrealized appreciation (depreciation) of written option contracts	5,129	9,744	—	299,685
Net unrealized appreciation (depreciation) of swap contracts	(61,212)	1,005	—	1,406,744
Net unrealized appreciation (depreciation) of foreign currency contracts	(62,639)	108,056	(531)	(2,237,711)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	5,035	(46,299)	1,837	19,458

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	58,797	(5,528,055)	1,305,755	(5,294,947)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	286,290	(70,532,260)	1,641,582	(6,838,147)

Net Increase (Decrease) in Net Assets Resulting from Operations	$153,872	$(65,941,311)	$1,259,382	$(6,091,985)

The accompanying notes are an integral part of these financial statements.

72

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73

Alternative Funds

Statements of Changes in Net Assets

	The Hartford Global Alpha Fund		The Hartford Global Real Asset Fund (consolidated)
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$(132,418)	$(131,785)	$4,590,949	$4,923,175
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	227,493	(10,248)	(65,004,205)	16,961,037
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	58,797	3,459	(5,528,055)	(36,713,831)

Net Increase (Decrease) in Net Assets Resulting from Operations	153,872	(138,574)	(65,941,311)	(14,829,619)

Distributions to Shareholders:
From net investment income
Class A	—	—	(21,870)	(214,743)
Class I	—	—	(111,144)	(442,524)
Class R3	—	—	—	(739)
Class R4	—	—	(4,310)	(19,332)
Class R5	—	—	(2,482)	(3,415)
Class Y	—	—	(1,634,940)	(2,904,356)

Total from net investment income	—	—	(1,774,746)	(3,585,109)

From net realized gain on investments
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—

Total from net realized gain on investments	—	—	—	—

Total distributions	—	—	(1,774,746)	(3,585,109)

Capital Share Transactions:
Sold	706,184	4,121,443	74,434,812	81,750,993
Issued on reinvestment of distributions	—	—	1,692,865	3,351,694
Redeemed	(625,548)	(10,346,808)	(136,502,941)	(183,279,065)

Net increase (decrease) from capital share transactions	80,636	(6,225,365)	(60,375,264)	(98,176,378)

Net Increase (Decrease) in Net Assets	234,508	(6,363,939)	(128,091,321)	(116,591,106)

Net Assets:
Beginning of period	25,236,756	31,600,695	426,927,526	543,518,632

End of period	$25,471,264	$25,236,756	$298,836,205	$426,927,526

Undistributed (distributions in excess of) net investment income (accumulated investment loss)	$277,432	$(28,832)	$2,056,512	$974,814

The accompanying notes are an integral part of these financial statements.

74

Alternative Funds

Statements of Changes in Net Assets – (continued)

Hartford Long/Short Global Equity Fund		Hartford Real Total Return Fund
For the Year Ended October 31, 2015	For the Period August 29, 2014(1) through October 31, 2014	For the Year Ended October 31, 2015	For the Period November 29, 2013(1) through October 31, 2014

$(382,200)	$(21,303)	$746,162	$646,025
335,827	(173,795)	(1,543,200)	(580,723)
1,305,755	(459,221)	(5,294,947)	(1,484,200)

1,259,382	(654,319)	(6,091,985)	(1,418,898)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

—	—	(18,693)	—
—	—	(4,729)	—
—	—	(4,451)	—
—	—	(3,263)	—
—	—	(3,263)	—
—	—	(3,263)	—
—	—	(3,456,926)	—

—	—	(3,494,588)	—

—	—	(3,494,588)	—

10,568,666	17,246,536	35,855,560	150,358,920
—	—	3,494,338	—
(4,553,793)	—	(19,456,565)	(39,226,142)

6,014,873	17,246,536	19,893,333	111,132,778

7,274,255	16,592,217	10,306,760	109,713,880

16,592,217	—	109,713,880	—

$23,866,472	$16,592,217	$120,020,640	$109,713,880

$(10,530)	$(22,145)	$(773,740)	$(1,173,437)

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

75

Alternative Funds

Financial Highlights

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Global Alpha Fund
For the Year Ended October 31, 2015
A	$9.49	$(0.05)	$0.10	$0.05	$—	$—	$—	$9.54	0.53%		$4,649	1.26%		1.26%		(0.57)%		296%
C	9.36	(0.12)	0.10	(0.02)	—	—	—	9.34	(0.21)		1,948	2.01		2.01		(1.32)		296
I	9.54	(0.03)	0.10	0.07	—	—	—	9.61	0.73		2,458	1.02		1.02		(0.32)		296
R3	9.42	(0.09)	0.10	0.01	—	—	—	9.43	0.11		1,886	1.70		1.70		(1.00)		296
R4	9.47	(0.07)	0.11	0.04	—	—	—	9.51	0.42		1,902	1.40		1.40		(0.70)		296
R5	9.52	(0.04)	0.11	0.07	—	—	—	9.59	0.74		1,918	1.10		1.10		(0.40)		296
Y	9.54	(0.03)	0.11	0.08	—	—	—	9.62	0.84		10,710	1.00		1.00		(0.30)		296

For the Year Ended October 31, 2014
A	$9.55	$(0.05)	$(0.01)	$(0.06)	$—	$—	$—	$9.49	(0.63)%		$4,747	1.44%		1.44%		(0.53)%		386%
C	9.48	(0.12)	—	(0.12)	—	—	—	9.36	(1.27)		1,941	2.14		2.14		(1.25)		386
I	9.57	(0.02)	(0.01)	(0.03)	—	—	—	9.54	(0.31)		2,460	1.13		1.13		(0.25)		386
R3	9.51	(0.09)	—	(0.09)	—	—	—	9.42	(0.95)		1,883	1.83		1.83		(0.94)		386
R4	9.54	(0.06)	(0.01)	(0.07)	—	—	—	9.47	(0.73)		1,894	1.53		1.53		(0.64)		386
R5	9.56	(0.03)	(0.01)	(0.04)	—	—	—	9.52	(0.42)		1,905	1.23		1.23		(0.34)		386
Y	9.57	(0.02)	(0.01)	(0.03)	—	—	—	9.54	(0.31)		10,407	1.15		1.15		(0.25)		386

For the Period Ended October 31, 2013(4)
A	$10.00	$(0.08)	$(0.37)	$(0.45)	$—	$—	$—	$9.55	(4.50	)%(5)	$7,371	1.88	%(6)	1.47	%(6)	(0.90	)%(6)	384	%(5)
C	10.00	(0.14)	(0.38)	(0.52)	—	—	—	9.48	(5.20	)(5)	1,975	2.62	(6)	2.21	(6)	(1.65	)(6)	384	(5)
I	10.00	(0.06)	(0.37)	(0.43)	—	—	—	9.57	(4.30	)(5)	2,055	1.64	(6)	1.23	(6)	(0.69	)(6)	384	(5)
R3	10.00	(0.11)	(0.38)	(0.49)	—	—	—	9.51	(4.90	)(5)	1,903	2.32	(6)	1.85	(6)	(1.30	)(6)	384	(5)
R4	10.00	(0.09)	(0.37)	(0.46)	—	—	—	9.54	(4.60	)(5)	1,908	2.02	(6)	1.55	(6)	(1.00	)(6)	384	(5)
R5	10.00	(0.06)	(0.38)	(0.44)	—	—	—	9.56	(4.40	)(5)	1,913	1.72	(6)	1.25	(6)	(0.70	)(6)	384	(5)
Y	10.00	(0.05)	(0.38)	(0.43)	—	—	—	9.57	(4.30	)(5)	14,476	1.61	(6)	1.20	(6)	(0.62	)(6)	384	(5)

The Hartford Global Real Asset Fund (consolidated)
For the Year Ended October 31, 2015
A	$9.85	$0.03	$(1.72)	$(1.69)	$(0.01)	$—	$(0.01)	$8.15	(17.21)%		$23,604	1.67%		1.20%		0.32%		134%
C	9.70	0.04	(1.77)	(1.73)	—	—	—	7.97	(17.84)		10,087	2.40		1.95		0.43		134
I	9.87	0.12	(1.79)	(1.67)	(0.04)	—	(0.04)	8.16	(16.98)		19,495	1.29		0.95		1.38		134
R3	9.89	0.07	(1.79)	(1.72)	—	—	—	8.17	(17.39)		130	2.02		1.45		0.73		134
R4	9.88	0.10	(1.80)	(1.70)	(0.01)	—	(0.01)	8.17	(17.18)		2,861	1.60		1.15		1.10		134
R5	9.89	0.23	(1.90)	(1.67)	(0.05)	—	(0.05)	8.17	(16.97)		371	1.31		0.90		2.56		134
Y	9.89	0.13	(1.80)	(1.67)	(0.05)	—	(0.05)	8.17	(16.94)		242,288	1.19		0.85		1.42		134

For the Year Ended October 31, 2014
A	$10.30	$0.08	$(0.49)	$(0.41)	$(0.04)	$—	$(0.04)	$9.85	(4.03)%		$44,562	1.58%		1.35%		0.76%		162%
C	10.18	—	(0.48)	(0.48)	—	—	—	9.70	(4.72)		17,382	2.31		2.10		0.01		162
I	10.33	0.11	(0.50)	(0.39)	(0.07)	—	(0.07)	9.87	(3.76)		47,168	1.21		1.06		1.03		162
R3	10.35	0.05	(0.48)	(0.43)	(0.03)	—	(0.03)	9.89	(4.20)		277	1.93		1.60		0.49		162
R4	10.34	0.08	(0.48)	(0.40)	(0.06)	—	(0.06)	9.88	(3.91)		3,686	1.55		1.30		0.79		162
R5	10.35	0.11	(0.49)	(0.38)	(0.08)	—	(0.08)	9.89	(3.72)		516	1.26		1.05		1.05		162
Y	10.34	0.12	(0.49)	(0.37)	(0.08)	—	(0.08)	9.89	(3.58)		313,337	1.15		1.00		1.11		162

For the Year Ended October 31, 2013
A	$10.68	$(0.04)	$(0.27)	$(0.31)	$(0.07)	$—	$(0.07)	$10.30	(2.98)%		$69,554	1.52%		1.30%		(0.35)%		147%
C	10.58	(0.11)	(0.29)	(0.40)	—	—	—	10.18	(3.78)		28,546	2.24		2.05		(1.08)		147
I	10.72	—	(0.29)	(0.29)	(0.10)	—	(0.10)	10.33	(2.78)		66,061	1.19		1.05		(0.04)		147
R3	10.69	0.17	(0.51)	(0.34)	—	—	—	10.35	(3.18)		295	1.86		1.53		1.66		147
R4	10.71	0.17	(0.49)	(0.32)	(0.05)	—	(0.05)	10.34	(3.00)		3,331	1.50		1.27		1.65		147
R5	10.73	0.21	(0.50)	(0.29)	(0.09)	—	(0.09)	10.35	(2.76)		451	1.20		1.01		1.98		147
Y	10.73	0.12	(0.41)	(0.29)	(0.10)	—	(0.10)	10.34	(2.74)		375,280	1.09		0.98		1.14		147

The accompanying notes are an integral part of these financial statements.

76

Alternative Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Global Real Asset Fund (consolidated) - (continued)
For the Year Ended October 31, 2012
A	$11.05	$0.03	$(0.31)	$(0.28)	$(0.09)	$—	$(0.09)	$10.68	(2.50)%		$114,692	1.52%		1.17%		0.28%		167%
C	10.96	(0.05)	(0.30)	(0.35)	(0.03)	—	(0.03)	10.58	(3.20)		52,906	2.23		1.91		(0.46)		167
I	11.09	0.06	(0.31)	(0.25)	(0.12)	—	(0.12)	10.72	(2.26)		75,179	1.22		0.91		0.53		167
R3	11.04	—	(0.30)	(0.30)	(0.05)	—	(0.05)	10.69	(2.75)		1,964	1.84		1.43		0.01		167
R4	11.07	0.03	(0.30)	(0.27)	(0.09)	—	(0.09)	10.71	(2.44)		3,135	1.56		1.15		0.30		167
R5	11.10	0.06	(0.31)	(0.25)	(0.12)	—	(0.12)	10.73	(2.19)		2,062	1.23		0.90		0.54		167
Y	11.10	0.04	(0.28)	(0.24)	(0.13)	—	(0.13)	10.73	(2.14)		256,693	1.19		0.90		0.38		167

For the Year Ended October 31, 2011
A	$11.06	$0.09	$0.03	$0.12	$(0.06)	$(0.07)	$(0.13)	$11.05	1.08%		$155,876	1.55%		1.04%		0.82%		145%
C	11.02	0.01	0.05	0.06	(0.05)	(0.07)	(0.12)	10.96	0.46		81,736	2.27		1.76		0.13		145
I	11.07	0.14	0.02	0.16	(0.07)	(0.07)	(0.14)	11.09	1.41		135,558	1.25		0.74		1.22		145
R3	11.04	0.06	0.04	0.10	(0.03)	(0.07)	(0.10)	11.04	0.90		2,001	1.87		1.30		0.52		145
R4	11.06	0.09	0.04	0.13	(0.05)	(0.07)	(0.12)	11.07	1.15		1,846	1.57		1.00		0.81		145
R5	11.07	0.13	0.04	0.17	(0.07)	(0.07)	(0.14)	11.10	1.49		1,871	1.26		0.70		1.10		145
Y	11.07	0.12	0.05	0.17	(0.07)	(0.07)	(0.14)	11.10	1.52		70,019	1.16		0.65		1.06		145

Hartford Long/Short Global Equity Fund
For the Year Ended October 31, 2015
A	$9.62	$(0.20)	$0.83	$0.63	$—	$—	$—	$10.25	6.55%		$4,649	4.47%		3.91	%(7)	(1.97)%		413%
C	9.61	(0.27)	0.82	0.55	—	—	—	10.16	5.72		2,327	5.23		4.67	(7)	(2.73)		413
I	9.62	(0.19)	0.84	0.65	—	—	—	10.27	6.76		5,488	4.44		3.88	(7)	(1.87)		413
Y	9.62	(0.17)	0.83	0.66	—	—	—	10.28	6.86		11,402	4.27		3.70	(7)	(1.68)		413

For the Period Ended October 31, 2014(8)
A	$10.00	$(0.01)	$(0.37)	$(0.38)	$—	$—	$—	$9.62	(3.80	)%(5)	$3,871	3.32	%(6)	2.86	%(6)(9)	(0.84	)%(6)	32	%(5)
C	10.00	(0.03)	(0.36)	(0.39)	—	—	—	9.61	(3.90	)(5)	2,004	4.07	(6)	3.61	(6)(9)	(1.60	)(6)	32	(5)
I	10.00	(0.01)	(0.37)	(0.38)	—	—	—	9.62	(3.80	)(5)	3,984	3.08	(6)	2.62	(6)(9)	(0.73	)(6)	32	(5)
Y	10.00	(0.01)	(0.37)	(0.38)	—	—	—	9.62	(3.80	)(5)	6,733	3.08	(6)	2.62	(6)(9)	(0.59	)(6)	32	(5)

Hartford Real Total Return Fund
For the Year Ended October 31, 2015
A	$10.11	$0.03	$(0.46)	$(0.43)	$—	$(0.33)	$(0.33)	$9.35	(4.35)%		$710	1.73%		1.68%		0.31%		176%
C	10.04	(0.03)	(0.47)	(0.50)	—	(0.33)	(0.33)	9.21	(5.00)		223	2.51		2.45		(0.27)		176
I	10.15	0.04	(0.45)	(0.41)	—	(0.33)	(0.33)	9.41	(4.13)		227	1.42		1.36		0.43		176
R3	10.08	0.01	(0.47)	(0.46)	—	(0.33)	(0.33)	9.29	(4.67)		96	2.07		2.00		0.08		176
R4	10.10	0.03	(0.46)	(0.43)	—	(0.33)	(0.33)	9.34	(4.36)		110	1.77		1.70		0.34		176
R5	10.13	0.07	(0.48)	(0.41)	—	(0.33)	(0.33)	9.39	(4.14)		97	1.47		1.40		0.69		176
Y	10.14	0.07	(0.47)	(0.40)	—	(0.33)	(0.33)	9.41	(4.03)		118,557	1.36		1.30		0.67		176

For the Period Ended October 31, 2014(10)
A	$10.00	$0.04	$0.07	$0.11	$—	$—	$—	$10.11	1.10	%(5)	$598	1.70	%(6)	1.65	%(6)	0.42	%(6)	305	%(5)
C	10.00	(0.05)	0.09	0.04	—	—	—	10.04	0.40	(5)	122	2.41	(6)	2.36	(6)	(0.56	)(6)	305	(5)
I	10.00	0.17	(0.02)	0.15	—	—	—	10.15	1.50	(5)	138	1.39	(6)	1.34	(6)	1.68	(6)	305	(5)
R3	10.00	(0.01)	0.09	0.08	—	—	—	10.08	0.80	(5)	101	2.05	(6)	2.00	(6)	(0.11	)(6)	305	(5)
R4	10.00	0.02	0.08	0.10	—	—	—	10.10	1.00	(5)	101	1.75	(6)	1.70	(6)	0.18	(6)	305	(5)
R5	10.00	0.05	0.08	0.13	—	—	—	10.13	1.30	(5)	101	1.45	(6)	1.40	(6)	0.48	(6)	305	(5)
Y	10.00	0.06	0.08	0.14	—	—	—	10.14	1.40	(5)	108,553	1.35	(6)	1.30	(6)	0.57	(6)	305	(5)

The accompanying notes are an integral part of these financial statements.

77

Alternative Funds

Financial Highlights – (continued)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Commenced operations on December 14, 2012.
(5)	Not annualized.
(6)	Annualized.
(7)	Excluding the expenses not subject to cap, the ratios would have been 1.73%, 2.48%, 1.50% and 1.50% for Class A, Class C, Class I and Class Y, respectively.
(8)	Commenced operations on August 29, 2014.
(9)	Excluding the expenses not subject to cap, the ratios would have been 1.74%, 2.49%, 1.50% and 1.50% for Class A, Class C, Class I and Class Y, respectively.
(10)	Commenced operations on November 29, 2013.

The accompanying notes are an integral part of these financial statements.

78

Alternative Funds

Notes to Financial Statements

October 31, 2015

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end management investment company comprised of forty-four series as of October 31, 2015. The financial statements for certain other series of the Company are presented in separate reports. The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The series of the Company listed below (individually, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Global Alpha Fund (the “Global Alpha Fund”)

The Hartford Global Real Asset Fund (the “Global Real Asset Fund”) (consolidated)

Hartford Long/Short Global Equity Fund (the “Long/Short Global Equity Fund”)

Hartford Real Total Return Fund (the “Real Total Return Fund”)

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, “Financial Services – Investment Companies.”

Each Fund offers Class A, Class C, Class I and Class Y shares. In addition, each Fund, except Long/Short Global Equity Fund, offers Class R3, Class R4 and Class R5 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by each Fund’s portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, each Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of each Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign investments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV

79

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2015

that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that a Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, a Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter (“OTC”) options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

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•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Company’s Treasurer or designee and a Vice President of the investment manager or designee. A Vice President of the Company with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Company’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of each Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of the Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

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Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – Each Fund, except Long/Short Global Equity Fund, may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

h)	Basis for Consolidation – The Global Real Asset Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Global Real Asset Fund (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Global Real Asset Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Global Real Asset Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time a Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose a Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by a Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow a Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the nondefaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding repurchase agreements and related collateral as of October 31, 2015.

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b)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2015.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2015.

d)	Mortgage Related and Other Asset Backed Securities – Certain Funds may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of October 31, 2015.

e)	Inflation Indexed Bonds – Certain Funds may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of October 31, 2015.

f)	Securities Sold Short – As part of its principal investment strategy, the Long/Short Global Equity Fund will enter into short sales. In a short sale, the Fund sells a borrowed security (typically from a broker or other institution). The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is a risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the Fund is obligated to “cover” the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The Long/Short Global Equity Fund must normally repay to the lender an amount equal to any dividends that accrue while the security is on loan. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in executing short sales. The amount of any gain for the Fund resulting from a short sale will be decreased, and the amount of any loss will be increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund replaces a borrowed security, it is required to maintain a

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segregated account of cash or liquid assets to cover the Fund’s short position. Investments held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption or other current obligations.

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of October 31, 2015.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, a Fund seeks to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of October 31, 2015.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing

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transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

See each Fund’s Schedule of Investments, if applicable, for outstanding option contracts as of October 31, 2015. Transactions involving written option contracts during the year ended October 31, 2015, are summarized below:

The Hartford Global Alpha Fund

Options Activity During the Year Ended October 31, 2015

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	1,200,000	$1,200
Written	3,238,500	14,124
Expired	(2,775,000)	(2,767)
Closed	(1,225,000)	(9,444)
Exercised	—	—

End of Period	438,500	$3,113

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	4,192,172	27,018
Expired	(1,340,000)	(3,144)
Closed	(1,318,553)	(12,601)
Exercised	—	—

End of Period	1,533,619	$11,273

The Hartford Global Real Asset Fund

Options Activity During the Year Ended October 31, 2015

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	28	$25,857
Written	48	42,745
Expired	(10)	(15,041)
Closed	(31)	(27,912)
Exercised	—	—

End of Period	35	$25,649

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	4	$12,664
Written	47	54,765
Expired	(4)	(12,664)
Closed	(15)	(17,266)
Exercised	—	—

End of Period	32	$37,499

85

Hartford Real Total Return Fund

Options Activity During the Year Ended October 31, 2015

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	3,560,000	$82,008
Written	7,394,596	4,101,566
Expired	(1,265)	(48,499)
Closed	(10,953,078)	(2,027,734)
Exercised	—	—

End of Period	253	$2,107,341

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	3,992,594	$320,673
Written	180,618	3,225,619
Expired	(408,458)	(208,506)
Closed	(3,753,842)	(3,174,045)
Exercised	(44)	(4,741)

End of Period	10,868	$159,000

d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund

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enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. See each Fund’s Schedule of Investments, if applicable, for outstanding credit default swap contracts as of October 31, 2015.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed rate bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. See each Fund’s Schedule of Investments, if applicable, for outstanding interest rate swap contracts as of October 31, 2015.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying referenced securities, indices or commodities. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying securities, indices or commodities and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate,

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October 31, 2015

which can be fixed or variable. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which are defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding total return swap contracts as of October 31, 2015.

e)	Additional Derivative Instrument Information:

Global Alpha Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$5,604	$37,461	$2,569	$—	$—	$—	$45,634
Unrealized appreciation on futures contracts(1)	67,081	—	—	—	—	—	67,081
Unrealized appreciation on foreign currency contracts	—	83,068	—	—	—	—	83,068
Unrealized appreciation on swap contracts(2)	13,772	—	58,196	—	—	—	71,968

Total	$86,457	$120,529	$60,765	$—	$—	$—	$267,751

Liabilities:
Unrealized depreciation on futures contracts(1)	$70,513	$—	$—	$—	$—	$—	$70,513
Unrealized depreciation on foreign currency contracts	—	77,320	—	—	—	—	77,320
Written options, market value	—	8,858	839	—	—	—	9,697
Unrealized depreciation on swap contracts(2)	7,201	—	86,386	—	—	—	93,587

Total	$77,714	$86,178	$87,225	$—	$—	$—	$251,117

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$13,672	$117,372	$(4,153)	$—	$—	$—	$126,891
Net realized gain (loss) on futures	(385,699)	—	—	—	—	—	(385,699)
Net realized gain (loss) on written options	7,398	726	2,095	—	—	—	10,219
Net realized gain (loss) on swap contracts	326,282	—	33,892	—	—	—	360,174
Net realized gain (loss) on foreign currency contracts	—	429,169	—	—	—	—	429,169

Total	$(38,347)	$547,267	$31,834	$—	$—	$—	$540,754

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$(2,119)	$(27,055)	$(6,750)	$—	$—	$—	$(35,924)
Net change in unrealized appreciation (depreciation) of futures	141,728	—	—	—	—	—	141,728
Net change in unrealized appreciation (depreciation) of written options	—	1,739	3,390	—	—	—	5,129
Net change in unrealized appreciation (depreciation) of swap contracts	(45,555)	—	(15,657)	—	—	—	(61,212)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(62,639)	—	—	—	—	(62,639)

Total	$94,054	$(87,955)	$(19,017)	$—	$—	$—	$(12,918)

88

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Notes to Financial Statements – (continued)

October 31, 2015

Global Real Asset Fund (consolidated)

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$—	$17,103	$—	$17,103
Unrealized appreciation on futures contracts(1)	—	—	—	—	834,809	—	834,809
Unrealized appreciation on foreign currency contracts	—	244,688	—	—	—	—	244,688
Unrealized appreciation on swap contracts(2)	41,639	—	—	—	—	—	41,639

Total	$41,639	$244,688	$—	$—	$851,912	$—	$1,138,239

Liabilities:
Unrealized depreciation on futures contracts(1)	$962	$—	$—	$—	$2,284,331	$—	$2,285,293
Unrealized depreciation on foreign currency contracts	—	222,372	—	—	—	—	222,372
Unrealized depreciation on swap contracts(2)	—	—	—	—	5,662	—	5,662
Written options, market value	—	—	—	—	56,604	—	56,604

Total	$962	$222,372	$—	$—	$2,346,597	$—	$2,569,931

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$—	$—	$—	$17,111	$(38,410)	$—	$(21,299)
Net realized gain (loss) on futures	20,030	—	—	—	(14,882,854)	—	(14,862,824)
Net realized gain (loss) on written options	—	—	—	(8,791)	42,071	—	33,280
Net realized gain (loss) on swap contracts	(1,493)	—	—	(789,047)	(44,823)	—	(835,363)
Net realized gain (loss) on foreign currency contracts	—	1,274,797	—	—	—	—	1,274,797

Total	$18,537	$1,274,797	$—	$(780,727)	$(14,924,016)	$—	$(14,411,409)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$—	$—	$—	$—	$(4,466)	$—	$(4,466)
Net change in unrealized appreciation (depreciation) of futures	(1,943)	—	—	—	3,130,852	—	3,128,909
Net change in unrealized appreciation (depreciation) of written options	—	—	—	—	9,744	—	9,744
Net change in unrealized appreciation (depreciation) of swap contracts	3,382	—	—	9,604	(11,981)	—	1,005
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	108,056	—	—	—	—	108,056

Total	$1,439	$108,056	$—	$9,604	$3,124,149	$—	$3,243,248

89

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October 31, 2015

Long/Short Global Equity Fund

The volume of derivatives was minimal during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$7,427	$—	$—	$—	$—	$7,427

Total	$—	$7,427	$—	$—	$—	$—	$7,427

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(531)	$—	$—	$—	$—	$(531)

Total	$—	$(531)	$—	$—	$—	$—	$(531)

Real Total Return Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$17,554	$—	$1,509,025	$—	$—	$1,526,579
Unrealized appreciation on futures contracts(1)	170,008	—	—	1,525,496	—	—	1,695,504
Unrealized appreciation on foreign currency contracts	—	731,942	—	—	—	—	731,942
Unrealized appreciation on swap contracts(2)	22,851	—	—	788,164	—	—	811,015

Total	$192,859	$749,496	$—	$3,822,685	$—	$—	$4,765,040

Liabilities:
Unrealized depreciation on futures contracts(1)	$178,991	$—	$—	$2,423,177	$—	$—	$2,602,168
Unrealized depreciation on foreign currency contracts	—	530,596	—	—	—	—	530,596
Written options, market value	—	—	—	1,802,205	—	—	1,802,205
Unrealized depreciation on swap contracts(2)	—	—	—	346,153	—	—	346,153

Total	$178,991	$530,596	$—	$4,571,535	$—	$—	$5,281,122

90

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October 31, 2015

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended October 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$—	$(114,004)	$—	$(1,083,063)	$—	$—	$(1,197,067)
Net realized gain (loss) on futures	(450,238)	—	—	(3,078,584)	—	—	(3,528,822)
Net realized gain (loss) on written options	—	7,893	—	135,809	—	—	143,702
Net realized gain (loss) on swap contracts	(6,476)	—	(20,758)	(701,509)	—	—	(728,743)
Net realized gain (loss) on foreign currency contracts	—	9,896,100	—	—	—	—	9,896,100

Total	$(456,714)	$9,789,989	$(20,758)	$(4,727,347)	$—	$—	$4,585,170

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$—	$(63,053)	$—	$(774,696)	$—	$—	$(837,749)
Net change in unrealized appreciation (depreciation) of futures	(122,801)	—	—	(58,120)	—	—	(180,921)
Net change in unrealized appreciation (depreciation) of written options	—	(74,906)	—	374,591	—	—	299,685
Net change in unrealized appreciation (depreciation) of swap contracts	22,851	—	26,752	1,357,141	—	—	1,406,744
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(2,237,711)	—	—	—	—	(2,237,711)

Total	$(99,950)	$(2,375,670)	$26,752	$898,916	$—	$—	$(1,549,952)

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.
(2)	Statements of Assets and Liabilities location: Cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, is disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements (“MNA”) allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement and net of the related collateral received/pledged by the Funds as of October 31, 2015:

Global Alpha Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$83,068	$(77,320)
Futures contracts	67,081	(70,513)
Purchased options	45,634	—
Swap contracts	317,449	(228,687)
Written options	—	(9,697)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	513,232	(386,217)

Derivatives not subject to a MNA	(68,094)	86,176

Total gross amount of assets and liabilities subject to MNA or similar agreements	$445,138	$(300,041)

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October 31, 2015

Global Alpha Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received *	Cash Collateral Received *	Net Amount of Assets
Banc of America Securities LLC	$11,705	$(11,705)	$—	$—	$—
Bank of Montreal	7,346	—	—	—	7,346
Barclays	12,127	(12,127)	—	—	—
BNP Paribas Securities Services	5,003	(5,003)	—	—	—
Citibank NA	19,693	(19,693)	—	—	—
Credit Suisse First Boston Corp.	891	(891)	—	—	—
Credit Suisse International	66,515	(40,629)	—	—	25,886
Deutsche Bank Securities, Inc.	60,486	(18,083)	—	—	42,403
Goldman Sachs & Co.	84,823	(49,334)	—	—	35,489
HSBC Bank USA	12,908	(1,649)	—	—	11,259
JP Morgan Chase & Co.	66,456	(21,384)	—	—	45,072
Merrill Lynch International	6,326	(3,011)	—	—	3,315
Morgan Stanley	73,239	(27,010)	—	—	46,229
RBC Dominion Securities, Inc.	48	(48)	—	—	—
Standard Chartered Bank	7,038	(3,471)	—	—	3,567
State Street Global Markets LLC	1,734	(1,734)	—	—	—
Toronto-Dominion Bank	309	—	—	—	309
UBS AG	273	(273)	—	—	—
Westpac International	8,218	—	—	—	8,218

Total	$445,138	$(216,045)	$—	$—	$229,093

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged *	Cash Collateral Pledged *	Net Amount of Liabilities
Banc of America Securities LLC	$(53,242)	$11,705	$—	$—	$(41,537)
Barclays	(17,836)	12,127	—	—	(5,709)
BNP Paribas Securities Services	(14,790)	5,003	—	—	(9,787)
Citibank NA	(25,011)	19,693	—	—	(5,318)
Credit Suisse First Boston Corp.	(6,388)	891	—	—	(5,497)
Credit Suisse International	(40,629)	40,629	—	—	—
Deutsche Bank Securities, Inc.	(18,083)	18,083	—	—	—
Goldman Sachs & Co.	(49,334)	49,334	—	—	—
HSBC Bank USA	(1,649)	1,649	—	—	—
JP Morgan Chase & Co.	(21,384)	21,384	—	—	—
Merrill Lynch International	(3,011)	3,011	—	—	—
Morgan Stanley	(27,010)	27,010	—	—	—
RBC Dominion Securities, Inc.	(7,937)	48	—	—	(7,889)
Standard Chartered Bank	(3,471)	3,471	—	—	—
State Street Global Markets LLC	(3,962)	1,734	—	—	(2,228)
UBS AG	(6,304)	273	—	—	(6,031)

Total	$(300,041)	$216,045	$—	$—	$(83,996)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

92

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October 31, 2015

Global Real Asset Fund (consolidated)
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$244,688	$(222,372)
Futures contracts	834,809	(2,285,293)
Purchased options	17,103	—
Swap contracts	41,639	(5,662)
Written options	—	(56,604)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,138,239	(2,569,931)

Derivatives not subject to a MNA	(851,912)	2,341,897

Total gross amount of assets and liabilities subject to MNA or similar agreements	$286,327	$(228,034)

Global Real Asset Fund (consolidated)
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received *	Cash Collateral Received *	Net Amount of Assets
Bank of America Securities LLC	$44,103	$—	$—	$—	$44,103
Barclays	37,311	—	—	—	37,311
Goldman Sachs & Co.	60,620	(25,919)	—	—	34,701
Morgan Stanley	39,960	—	—	—	39,960
Standard Chartered Bank	79,402	—	—	—	79,402
UBS AG	24,931	(5,091)	—	—	19,840

Total	$286,327	$(31,010)	$—	$—	$255,317

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged *	Cash Collateral Pledged *	Net Amount of Liabilities
BNP Paribas Securities Services	$(9,966)	$—	$—	$—	$(9,966)
Citibank NA	(56,932)	—	—	—	(56,932)
Goldman Sachs & Co.	(25,919)	25,919	—	—	—
HSBC Bank USA	(8,977)	—	—	—	(8,977)
State Street Global Markets LLC	(35,710)	—	—	—	(35,710)
UBS AG	(5,091)	5,091	—	—	—
Westpac International	(85,439)	—	—	—	(85,439)

Total	$(228,034)	$31,010	$—	$—	$(197,024)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

93

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October 31, 2015

Real Total Return Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$731,942	$(530,596)
Futures contracts	1,695,504	(2,602,168)
Purchased options	1,526,579	—
Swap contracts	811,015	(346,153)
Written options	—	(1,802,205)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,765,040	(5,281,122)

Derivatives not subject to a MNA	(1,777,352)	4,380,032

Total gross amount of assets and liabilities subject to MNA or similar agreements	$2,987,688	$(901,090)

Real Total Return Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received *	Cash Collateral Received *	Net Amount of Assets
Bank of America Securities LLC	$244,408	$(112,917)	$—	$—	$131,491
Bank of Montreal	44,970	—	—	—	44,970
Barclays	142	(142)	—	—	—
BNP Paribas Securities Services	18,215	(18,215)	—	—	—
Citibank NA	38,000	(38,000)	—	—	—
Credit Suisse First Boston Corp.	4,026	(3,882)	—	—	144
Deutsche Bank Securities, Inc.	287,353	(208,869)	—	—	78,484
Goldman Sachs & Co.	961,147	(52,816)	(601,576)	—	306,755
HSBC Bank USA	26,943	(26,943)	—	—	—
JP Morgan Chase & Co.	200,499	(69,130)	—	—	131,369
Morgan Stanley	834,362	(45,456)	—	(785,000)	3,906
National Australia Bank Limited	867	—	—	—	867
RBS Greenwich Capital	15,719	(15,719)	—	—	—
Standard Chartered Bank	5,409	(5,409)	—	—	—
State Street Global Markets LLC	5,502	(5,502)	—	—	—
UBS AG	176,434	(6,445)	—	—	169,989
Westpac International	123,692	(79,533)	—	—	44,159

Total	$2,987,688	$(688,978)	$(601,576)	$(785,000)	$912,134

94

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October 31, 2015

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged *	Cash Collateral Pledged *	Net Amount of Liabilities
Bank of America Securities LLC	$(112,917)	$112,917	$—	$—	$—
Barclays	(8,287)	142	—	—	(8,145)
BNP Paribas Securities Services	(36,884)	18,215	—	—	(18,669)
Citibank NA	(38,391)	38,000	—	—	(391)
Commonwealth Bank of Australia	(5,056)	—	—	—	(5,056)
Credit Suisse First Boston Corp.	(3,882)	3,882	—	—	—
Deutsche Bank Securities, Inc.	(208,869)	208,869	—	—	—
Goldman Sachs & Co.	(52,816)	52,816	—	—	—
HSBC Bank USA	(50,007)	26,943	—	—	(23,064)
JP Morgan Chase & Co.	(69,130)	69,130	—	—	—
Morgan Stanley	(45,456)	45,456	—	—	—
RBC Dominion Securities, Inc.	(32,277)	—	—	—	(32,277)
RBS Greenwich Capital	(43,130)	15,719	—	—	(27,411)
Standard Chartered Bank	(12,389)	5,409	—	—	(6,980)
State Street Global Markets LLC	(81,478)	5,502	—	—	(75,976)
Toronto-Dominion Bank	(14,143)	—	—	—	(14,143)
UBS AG	(6,445)	6,445	—	—	—
Westpac International	(79,533)	79,533	—	—	—

Total	$(901,090)	$688,978	$—	$—	$(212,112)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of

95

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October 31, 2015

mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2015. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2015 and October 31, 2014 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income
Global Real Asset Fund (consolidated)	$1,774,746	$—	$3,585,109
Real Total Return Fund	—	3,494,588	—

As of October 31, 2015, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Other Temporary Differences	Total Accumulated Earnings (Deficit)
Global Alpha Fund	$4,908	$—	$(489,384)	$(60,395)	$(13,170)	$(558,041)
Global Real Asset Fund (consolidated)	2,252,269	—	(71,945,190)	(53,054,130)	(5,752)	(122,752,803)
Long/Short Global Equity Fund	249,015	105,697	—	253,511	—	608,223
Real Total Return Fund	—	519,313	—	(9,514,440)	—	(8,995,127)

(1)	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, disallowed losses from the Subsidiary, expiration or utilization of capital loss

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October 31, 2015

carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2015, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Global Alpha Fund	$(63,518)	$172,606	$(109,088)
Global Real Asset Fund (consolidated)	(11,628,916)	(1,734,505)	13,363,421
Long/Short Global Equity Fund	(3,161)	393,815	(390,654)
Real Total Return Fund	(1,987,872)	(693,323)	2,681,195

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2015 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund	2019
Global Alpha Fund	$—	$—	$489,384
Global Real Asset Fund (consolidated)	6,682,380	17,500,723	47,762,087

Long/Short Global Equity Fund and Real Total Return Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2015.

During the year ended October 31, 2015, the Global Alpha Fund and Long/Short Global Equity Fund utilized prior year capital loss carryforwards of $241,566 and $160,075, respectively.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2015, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to each Fund in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

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October 31, 2015

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2015; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Global Alpha Fund	1.100% on first $500 million and;
1.090% on next $500 million and;
1.080% on next $1.5 billion and;
1.070% on next $2.5 billion and;
1.060% over $5 billion

Global Real Asset Fund (consolidated)	0.950% on first $250 million and;
0.930% on next $250 million and;
0.850% on next $500 million and;
0.780% on next $1.5 billion and;
0.750% on next $2.5 billion and;
0.710% over $5 billion

Long/Short Global Equity Fund	1.4000% on first $1 billion and;
1.3900% on next $1 billion and;
1.3800% over $2 billion

Real Total Return Fund	1.200% on first $250 million and;
1.150% on next $250 million and;
1.100% on next $500 million and;
1.050% on next $1.5 billion and;
1.020% on next $2.5 billion and;
1.010% on next $5 billion and;
1.000% over $10 billion

The Global Alpha Fund’s management fee rate is adjusted based on the Global Alpha Fund’s performance relative to the cumulative investment record of its benchmark index (the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index) over the Performance Measurement Period. The accrual of this adjustment began in December 2013 and the first payment was made in January 2014. Prior to December 2013, only the base fee rate shown in the table applied.

The Performance Measurement Period is the previous 36 months; however, until the Global Alpha Fund has been in operation for 36 months, the Performance Measurement Period equals the time that has elapsed since the Global Alpha Fund’s inception. The management fee rate paid to HFMC by the Global Alpha Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the management fee to the Global Alpha Fund’s average daily net assets during the previous month (“Base Fee Rate”), and (2) a performance fee adjustment (“Performance Adjustment”), calculated by applying a variable rate of up to 0.50% of the Global Alpha Fund’s average daily net assets during the applicable Performance Measurement Period. The Performance Adjustment may either increase the management fee owed to HFMC if the Global Alpha Fund outperforms the benchmark index, or may partially offset the management fee owed to HFMC if the Global Alpha Fund underperforms the benchmark index.

The investment performance of the Global Alpha Fund’s Class A Shares (excluding the frond-end sales load) for the Performance Measurement Period is used to calculate the Performance Adjustment. The Performance Adjustment is equivalent to 25% of the amount by which the Global Alpha Fund outperforms or underperforms the cumulative investment record of its benchmark index plus 1.15%. No Performance Adjustment is applied if the Global Alpha Fund’s investment performance is equal to the cumulative investment record of the Global Alpha Fund’s benchmark index plus 1.15% during the applicable Performance Measurement Period. The Performance Adjustment is calculated monthly in arrears, accrued throughout the month, and paid monthly. For the period November 1, 2014 through April 30, 2015, the Base Fee Rate represented an effective rate (excluding the impact of any expense waivers in effect, if applicable) of 1.10% of the Global Alpha Fund’s average daily net assets before a decrease of $69,927 (a ratio of 0.56% of the Global Alpha Fund’s average daily net assets) based on the Performance Adjustment. The Performance Adjustment amount is included as a component of the Investment management fees on the Statement of Operations. For more information on management fees, including the Performance Adjustment, please refer to the Global Alpha Fund’s prospectus.

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October 31, 2015

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Global Alpha Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Global Real Asset Fund (consolidated)	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Long/Short Global Equity Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Real Total Return Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of October 31, 2015, HFMC contractually limited the total operating expenses of each Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 29, 2016 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
Global Alpha Fund	1.55%	2.30%	1.30%	1.85%	1.55%	1.25%	1.20%
Global Real Asset Fund (consolidated)(1)	1.35%	2.10%	1.10%	1.60%	1.30%	1.05%	1.00%
Long/Short Global Equity Fund	1.90%	2.65%	1.65%	NA	NA	NA	1.50%
Real Total Return Fund	1.70%	2.45%	1.45%	2.00%	1.70%	1.40%	1.30%

(1)	Effective November 1, 2015 the expense reimbursements were revised as follows: 1.25% (Class A), 2.00% (Class C), 1.00% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.95% (Class R5) and 0.90% (ClassY). This arrangement will remain in effect through February 28, 2017.

Effective November 1, 2014, the investment manager voluntarily agreed to limit the total operating expenses of the Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses through October 31, 2015, as follows:

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
Global Real Asset Fund (consolidated)	1.20%	1.95%	0.95%	1.45%	1.15%	0.90%	0.85%

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2015, these amounts, if any, are included in the Statements of Operations.

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October 31, 2015

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A		Class C		Class I		Class R3	Class R4	Class R5	Class Y
Global Alpha Fund	1.26%		2.01%		1.02%		1.70%	1.40%	1.10%	1.00%
Global Real Asset Fund (consolidated)	1.20%		1.95%		0.95%		1.45%	1.15%	0.90%	0.85%
Long/Short Global Equity Fund	3.91	%(1)	4.67	%(1)	3.88	%(1)	—	—	—	3.70	%(1)
Real Total Return Fund	1.68%		2.45%		1.36%		2.00%	1.70%	1.40%	1.30%

(1)	Excluding the expenses not subject to the cap, the ratios would have been 1.73%, 2.48%, 1,50%, and 1.50% for Class A, Class C, Class I and Class Y, respectively.

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2015, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Global Alpha Fund	$1,166	$6
Global Real Asset Fund (consolidated)	40,049	2,054
Long/Short Global Equity Fund	5,389	293
Real Total Return Fund	8,162	1,034

Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of each Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, each Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2015, a portion of each Company’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

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October 31, 2015

Fund	CCO Compensation Paid by Fund
Hartford Global Alpha Fund	$54
Hartford Global Real Asset Fund	765
Hartford Long/Short Global Equity Fund	43
Hartford Real Total Return Fund	240

8.	Affiliate Holdings:

As of October 31, 2015, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
Global Alpha Fund	91%	96%	78%	100%	100%	100%	81%
Global Real Asset Fund (consolidated)	—	—	—	—	—	—	—
Long/Short Global Equity Fund	88%	87%	37%	—	—	—	100%
Real Total Return Fund	14%	43%	43%	100%	87%	100%	—	%(1)

Percentage of Fund:

Fund	Class A		Class C		Class I		Class R3		Class R4		Class R5		Class Y
Global Alpha Fund	17%		7%		8%		7%		7%		8%		34%
Global Real Asset Fund (consolidated)	—		—		—		—		—		—		—
Long/Short Global Equity Fund	17%		9%		9%		—		—		—		48%
Real Total Return Fund	—	%(1)	—	%(1)	—	%(1)	—	%(1)	—	%(1)	—	%(1)	—	%(1)

(1)	Percentage rounds to zero.

As of October 31, 2015, the Funds shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Fund	Class Y
Global Real Asset Fund (consolidated)	15%
Real Total Return Fund	98%

9.	Investment Transactions:

For the year ended October 31, 2015, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Global Alpha Fund	$5,424,199	$7,076
Global Real Asset Fund (consolidated)	$355,665,402	$369,295,406
Long/Short Global Equity Fund	$53,063,090	$49,503,929
Real Total Return Fund	$156,010,434	$154,124,780

Fund	Cost of Purchases U.S. Government Obligations	Sales Proceeds U.S. Government Obligations
Global Alpha Fund	$11,699,179	$12,660,361
Global Real Asset Fund (consolidated)	$53,178,693	$73,735,907
Long/Short Global Equity Fund	$—	$—
Real Total Return Fund	$6,360,368	$6,078,954

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October 31, 2015

Fund	Total Cost of Purchases	Total Sales Proceeds
Global Alpha Fund	$17,123,378	$12,667,437
Global Real Asset Fund (consolidated)	$408,844,095	$443,031,313
Long/Short Global Equity Fund	$53,063,090	$49,503,929
Real Total Return Fund	$162,370,802	$160,203,734

For the year ended October 31, 2015, the Hartford Real Total Return Fund engaged in security transactions with other affiliated portfolios. These amounted to $8,206,376 in purchases of investments, which are excluded from the above.

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2015, and the year ended October 31, 2014:

Global Alpha Fund

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,003	$28,490	29,220	$279,798
Shares Redeemed	(16,137)	(153,535)	(300,847)	(2,888,861)

Net Increase (Decrease)	(13,134)	(125,045)	(271,627)	(2,609,063)

Class C
Shares Sold	2,806	$26,224	6,238	$59,294
Shares Redeemed	(1,600)	(15,086)	(7,108)	(66,740)

Net Increase (Decrease)	1,206	11,138	(870)	(7,446)

Class I
Shares Sold	3,429	$32,846	55,016	$525,492
Shares Redeemed	(5,652)	(54,026)	(11,715)	(112,321)

Net Increase (Decrease)	(2,223)	(21,180)	43,301	413,171

Class R3
Shares Sold	—	$—	—	$180

Net Increase (Decrease)	—	—	—	180

Class R5
Shares Sold	—	$—	167	$1,740
Shares Redeemed	—	—	(167)	(1,600)

Net Increase (Decrease)	—	—	—	140

Class Y
Shares Sold	64,394	$618,624	338,065	$3,254,939
Shares Redeemed	(42,063)	(402,901)	(759,379)	(7,277,286)

Net Increase (Decrease)	22,331	215,723	(421,314)	(4,022,347)

Total Net Increase (Decrease)	8,180	$80,636	(650,510)	$(6,225,365)

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October 31, 2015

Global Real Asset Fund (consolidated)

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	231,701	$2,074,160	387,864	$4,079,122
Shares Issued for Reinvested Dividends	2,288	20,935	20,083	205,046
Shares Redeemed	(1,861,690)	(16,710,482)	(2,638,338)	(27,416,535)

Net Increase (Decrease)	(1,627,701)	(14,615,387)	(2,230,391)	(23,132,367)

Class C
Shares Sold	123,868	$1,027,001	67,448	$698,277
Shares Redeemed	(650,364)	(5,751,848)	(1,079,705)	(11,066,130)

Net Increase (Decrease)	(526,496)	(4,724,847)	(1,012,257)	(10,367,853)

Class I
Shares Sold	550,726	$4,989,551	811,872	$8,699,143
Shares Issued for Reinvested Dividends	9,928	90,745	33,437	341,058
Shares Redeemed	(2,949,394)	(27,181,840)	(2,463,265)	(25,670,477)

Net Increase (Decrease)	(2,388,740)	(22,101,544)	(1,617,956)	(16,630,276)

Class R3
Shares Sold	2,207	$20,231	3,089	$32,238
Shares Issued for Reinvested Dividends	—	—	68	703
Shares Redeemed	(14,359)	(131,596)	(3,615)	(36,885)

Net Increase (Decrease)	(12,152)	(111,365)	(458)	(3,944)

Class R4
Shares Sold	175,397	$1,552,001	116,789	$1,212,329
Shares Issued for Reinvested Dividends	440	4,033	1,765	18,052
Shares Redeemed	(198,816)	(1,795,495)	(67,425)	(706,818)

Net Increase (Decrease)	(22,979)	(239,461)	51,129	523,563

Class R5
Shares Sold	22,587	$204,506	16,541	$172,235
Shares Issued for Reinvested Dividends	271	2,482	334	3,415
Shares Redeemed	(29,607)	(255,923)	(8,290)	(85,897)

Net Increase (Decrease)	(6,749)	(48,935)	8,585	89,753

Class Y
Shares Sold	7,237,737	$64,567,362	6,408,009	$66,857,649
Shares Issued for Reinvested Dividends	172,095	1,574,670	272,617	2,783,420
Shares Redeemed	(9,442,807)	(84,675,757)	(11,260,107)	(118,296,323)

Net Increase (Decrease)	(2,032,975)	(18,533,725)	(4,579,481)	(48,655,254)

Total Net Increase (Decrease)	(6,617,792)	$(60,375,264)	(9,380,829)	$(98,176,378)

103

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October 31, 2015

Long/Short Global Equity Fund

	For the Year Ended October 31, 2015		For the Period Ended October 31, 2014(1)
	Shares	Amount	Shares	Amount
Class A
Shares Sold	59,201	$610,448	402,609	$4,026,306
Shares Redeemed	(8,181)	(81,091)	—	—

Net Increase (Decrease)	51,020	529,357	402,609	4,026,306

Class C
Shares Sold	31,883	$321,922	208,642	$2,085,386
Shares Redeemed	(11,470)	(115,206)	—	—

Net Increase (Decrease)	20,413	206,716	208,642	2,085,386

Class I
Shares Sold	547,137	$5,603,658	414,264	$4,134,834
Shares Redeemed	(427,165)	(4,340,977)	—	—

Net Increase (Decrease)	119,972	1,262,681	414,264	4,134,834

Class Y
Shares Sold	411,069	$4,032,638	700,001	$7,000,010
Shares Redeemed	(1,664)	(16,519)	—	—

Net Increase (Decrease)	409,405	4,016,119	700,001	7,000,010

Total Net Increase (Decrease)	600,810	$6,014,873	1,725,516	$17,246,536

(1)	Commenced operations on August 29, 2014.

Real Total Return Fund

	For the Year Ended October 31, 2015		For the Period Ended October 31, 2014(1)
	Shares	Amount	Shares	Amount
Class A
Shares Sold	20,953	$206,062	65,392	$688,946
Shares Issued for Reinvested Dividends	1,961	18,693	—	—
Shares Redeemed	(6,120)	(60,888)	(6,261)	(66,982)

Net Increase (Decrease)	16,794	163,867	59,131	621,964

Class C
Shares Sold	11,590	$115,999	12,930	$130,507
Shares Issued for Reinvested Dividends	500	4,729	—	—
Shares Redeemed	(62)	(631)	(747)	(7,811)

Net Increase (Decrease)	12,028	120,097	12,183	122,696

Class I
Shares Sold	34,842	$340,688	15,571	$158,424
Shares Issued for Reinvested Dividends	439	4,201	—	—
Shares Redeemed	(24,806)	(241,277)	(1,932)	(20,804)

Net Increase (Decrease)	10,475	103,612	13,639	137,620

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Notes to Financial Statements – (continued)

October 31, 2015

	For the Year Ended October 31, 2015		For the Period Ended October 31, 2014(1)
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	—	$—	10,001	$100,010
Shares Issued for Reinvested Dividends	344	3,263	—	—

Net Increase (Decrease)	344	3,263	10,001	100,010

Class R4
Shares Sold	1,481	$15,211	10,001	$100,008
Shares Issued for Reinvested Dividends	343	3,263	—	—

Net Increase (Decrease)	1,824	18,474	10,001	100,008

Class R5
Shares Sold	—	$—	10,001	$100,010
Shares Issued for Reinvested Dividends	342	3,263	—	—

Net Increase (Decrease)	342	3,263	10,001	100,010

Class Y
Shares Sold	3,444,203	$35,177,600	14,397,815	$149,081,015
Shares Issued for Reinvested Dividends	361,603	3,456,926	—	—
Shares Redeemed	(1,913,605)	(19,153,769)	(3,692,572)	(39,130,545)

Net Increase (Decrease)	1,892,201	19,480,757	10,705,243	109,950,470

Total Net Increase (Decrease)	1,934,008	$19,893,333	10,820,199	$111,132,778

(1)	Commenced operations on November 29, 2013.

11.	Line of Credit:

Each Fund, together with certain other Hartford Funds, participates in a $350 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to maintain asset coverage in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2015, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which

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Notes to Financial Statements – (continued)

October 31, 2015

assumed the role as investment manager to the funds as of January 2013. In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff. HFMC and HIFSCO dispute the allegations and have filed a motion for summary judgment. Plaintiff has filed a motion for partial summary judgment.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Funds’ results of operations or financial positions, but may impact the Fund’s disclosures.

15.	Subsequent Events

Effective November 1, 2015, the management fee rate for Global Real Asset Fund was reduced, and the expense reimbursements arrangements were revised.

106

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund (consolidated), Hartford Long/Short Global Equity Fund, and Hartford Real Total Return Fund (four of the series constituting The Hartford Mutual Funds, Inc. (the Company)), as of October 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund (consolidated), Hartford Long/Short Global Equity Fund, and Hartford Real Total Return Fund at October 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2015

107

Alternative Funds

Directors and Officers (Unaudited)

The Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”) appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies formulated by The Board of Directors of the Company (the “Directors”). Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age.

Each Director, with the exception of Mr. Davey, is an independent or disinterested person, which means he or she is not an “interested person” of the Company, as defined in the Investment Company Act of 1940 (“1940 Act”). Such individuals are commonly referred to as “Independent Directors.” As of October 31, 2015, each Director serves as a director for the Company, The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2015, collectively, consist of 68 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed, principal occupation, and, for Directors, other directorships held. The Funds’ Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein.

Non-Interested Directors*

Hilary E. Ackermann (1956) Director since 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005, Chairwoman of the Compliance Committee since 2015

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairwoman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

*	Robert M. Gavin, Jr. resigned as a Director of the Company, The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a Trustee of The Hartford Alternative Strategies Fund effective August 16, 2015. Mr. Gavin had been a Director of the Company since 2002 and Chairman of the Board since 2004.

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Alternative Funds

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Board since 2015, Chairman of the Contracts Committee since 2015

Mr. Johnston served as Chairman of the Compliance Committee from 2005 to 2015. In June 2006, he was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, he was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Other Officers

Andrew S. Decker (1963) AML Compliance Officer since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

Michael Flook (1965) Vice President, Treasurer and Controller since 2015

Mr. Flook currently serves as an employee of HFMC. Mr. Flook served as Assistant Treasurer for the Company, The Hartford Mutual Funds II, Inc., The Hartford Alternatives Strategies Fund, Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014.

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Alternative Funds

Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Funds’ Form N-Q is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

110

Alternative Funds

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2015, there is no further federal tax information required for these Funds.

111

Alternative Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2015, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement (the “Management Agreement”) between HMF, on behalf of each of its series covered by this Report (each a “Fund” and collectively, the “Funds”), and Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 4-5, 2015 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements applicable to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 16-17, 2015 and August 4-5, 2015. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 16-17, 2015 and August 4-5, 2015 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and provides administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance,

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Alternative Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 68 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s oversight of compliance with each Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, the Board considered the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of each Fund to an appropriate benchmark and universe of peer funds. For detail regarding each Fund’s performance, see the fund-by-fund synopsis below.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on each Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. With respect to each Fund’s sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also considered that certain factors were identified by HFMC as having had a potential impact on the negotiation of the sub-advisory fee levels with respect to the Hartford Long/Short Global Equity Fund. The Board also reviewed information from Lipper comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. For detail regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, taking into account the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to each Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds, and the Board reviewed information about the profitability of the Funds’ transfer agency function to HASCO. The Board considered information provided by HASCO in support of HASCO’s assertion that the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

114

Alternative Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives 12b-1 fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Funds and receive compensation therefor.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser will not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and its entrepreneurial risk in sponsoring new funds to expand these opportunities for shareholders.

Fund-by-Fund factors

The Hartford Global Alpha Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period. In addition to third party comparative data, the Board also considered the Fund’s alternative investment objectives and the extent to which such investment objectives have been met. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period. The Board considered that, in response to questions raised regarding the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b- 1 and shareholder service fees) were in the 1st quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Global Real Asset Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 3-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3-year period. In addition to third party comparative data, the Board also considered the Fund’s alternative investment objectives and the extent to which such investment objectives have been met. The Board considered that, in response to questions raised concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted the impact of certain changes to the Fund’s portfolio management team and principal investment strategy on Fund performance.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b- 1 and shareholder service fees) were in the 3rd quintile. The Board noted that in connection with the review of the Agreements, HFMC had agreed to implement a permanent reduction in the contractual fee rates payable by the Fund. The Board also noted that the Fund has a temporary contractual expense cap on each share class through October 31, 2015 and an automatically renewable contractual expense cap on each share class.

Hartford Long/Short Global Equity Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the period since its inception. The Board also noted that the Fund’s performance was above its blended custom benchmark since its inception. The Board and HFMC noted that the performance of the Fund was within expectations.

•	The Board noted that the Fund’s contractual management fee was in the 5th quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class

115

Alternative Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Real Total Return Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period. In addition to third party comparative data, the Board also considered the Fund’s alternative investment objectives and the extent to which such investment objectives have been met. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period. The Board and HFMC noted that the performance of the Fund was within expectations.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b- 1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 4th quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. This expense cap resulted in reimbursement of certain expenses incurred in 2014.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

116

Alternative Funds

Main Risks (Unaudited)

The main risks of investing in the Fund are described below. Each Fund’s Prospectus contains further information on the risks applicable to that Fund.

Active Trading Risk: (All Funds) Active trading could increase the Fund’s transaction costs and may increase taxable distributions.

Asset Allocation Strategy Risk: (Global Alpha Fund, Global Real Asset Fund and Real Total Return Fund) The portfolio managers’ asset allocation strategy may not always work as intended.

Cayman Subsidiary Risk: (Global Real Asset Fund) By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

Derivatives Risk: (All Funds) Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency risk, leverage risk, liquidity risk, index risk, pricing risk, and counterparty risk.

Fixed Income Risk: (All Funds) Fixed-income securities are subject to credit risk, liquidity risk, call risk, and interest-rate risk. With respect to the Global Alpha Fund, these risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government. As interest rates rise, bond prices generally fall.

Foreign Investment and Emerging Markets Risk: (Global Real Asset Fund, Long/Short Global Equity Fund and Real Total Return Fund) Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments. These risks are generally greater for investments in emerging markets.

Foreign Investment, Emerging Markets and Sovereign Debt Risk: (Global Alpha Fund) Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments. These risks are generally greater for investments in emerging markets. Investments in sovereign debt are subject to the risk that the issuer or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

Inflation Protected Securities Risk: (Global Real Asset Fund and Real Total Return Fund) The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets.

Junk Bond Risk: (Global Alpha Fund and Global Real Asset Fund) Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Market, Selection and Strategy Risk: (All Funds) All investments are subject to risk, including the possible loss of principal. A Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. There is no guarantee a Fund will achieve its stated objective.

Mortgage-Backed Securities Risk: (Real Total Return Fund) Mortgage-backed securities are subject to credit risk, interest-rate risk, prepayment risk, and extension risk.

Natural Resources Risk: (Global Real Asset Fund) The Fund’s focus on investments in commodities-related securities and securities in the natural-resource sector may result in additional risk and volatility due to adverse effects in these markets.

Performance Fee Risk: (Global Alpha Fund) The use of a Treasury bill index to calculate the Fund’s performance fee could result in the Fund paying higher management fees than if the Fund limited its investments to U.S. Treasury bills and other short-term instruments.

Quantitative Analysis Risk: (Global Alpha Fund and Long/Short Global Equity Fund) Securities selected by using quantitative analysis may perform differently from the broader stock market.

Short Sales and Leverage Risk: (Long/Short Global Equity Fund) The Fund can engage in short selling, which can result in substantial losses.

117

Alternative Funds

Main Risks (Unaudited) – (continued)

Small-Cap Stock Risk: (Long/Short Global Equity Fund) Small-cap stocks can have greater risk and volatility than large-cap stocks.

Structured Securities Risk: (Real Total Return Fund) The Fund may invest in structured securities that do not have an active trading market, making them difficult to value and sell.

118

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.: 1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-ALT15  12/15    117961-1    Printed in U.S.A.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the code of ethics is filed herewith.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.  Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$712,021 for the fiscal year ended October 31, 2014; $928,500 for the fiscal year ended October 31, 2015.

(b)	Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$25,614 for the fiscal year ended October 31, 2014; $29,118 for the fiscal year ended October 31, 2015. Audit-related services principally in connection with Rule 17Ad-13 under the Securities and Exchange Act of 1934.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$203,826 for the fiscal year ended October 31, 2014; $258,820 for the fiscal year ended October 31, 2015. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended October 31, 2014; $0 for the fiscal year ended October 31, 2015.

(e)	(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the Registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the Registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.	The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.	The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended October 31, 2015, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $1,646,194 for the fiscal year ended October 31, 2014; $2,134,034 for the fiscal year ended October 31, 2015.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: January 11, 2016	By:	/s/ James E. Davey
James E. Davey, President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 11, 2016	By:	/s/ James E. Davey
James E. Davey, President and Chief Executive Officer

Date: January 11, 2016	By:	/s/ Michael Flook
Michael Flook, Vice President, Treasurer and Controller